                                                     Registration No. 333-05593
                                                     Registration No. 811-07659
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933                   [_]
                        Pre-Effective Amendment No.                  [_]
                      Post-Effective Amendment No. 59                [X]
                                    AND/OR
                            REGISTRATION STATEMENT
                                     UNDER
                    THE INVESTMENT COMPANY ACT OF 1940               [_]
                             Amendment No. 273                       [X]
                       (Check appropriate box or boxes)

                               -----------------

                            SEPARATE ACCOUNT NO. 49
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)

                               -----------------

                 Please send copies of all communications to:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On April 30, 2012 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Account under variable annuity contracts.

================================================================================

                                     NOTE

This Post Effective Amendment No. 59 ("PEA") to the Form N-4 Registration Statement No. 333-05593 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Supplement. Part C of this Registration Statement has also been updated pursuant to the requirements of Form N-4. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2012


Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging./(+)/

For Accumulator(R) Plus contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Accumulator(R) Plus contracts, a portion of the withdrawal charge and mortality and expense risks charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.


The contract may not be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchased the contract. See Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

-------------
(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.


----------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------------
AXA Balanced Strategy/(1)/              EQ/Large Cap Value PLUS
AXA Conservative Growth Strategy/(1)/   EQ/Lord Abbett Large Cap Core
AXA Conservative Strategy/(1)/          EQ/MFS International Growth
AXA Growth Strategy/(1)/                EQ/Mid Cap Index
AXA Moderate Growth Strategy/(1)/       EQ/Mid Cap Value PLUS
EQ/AllianceBernstein Small Cap Growth   EQ/Money Market
EQ/AXA Franklin Small Cap Value Core    EQ/Morgan Stanley Mid Cap Growth
EQ/BlackRock Basic Value Equity         EQ/Oppenheimer Global
EQ/Boston Advisors Equity Income        EQ/Quality Bond PLUS
EQ/Calvert Socially Responsible         EQ/Small Company Index
EQ/Capital Guardian Research            EQ/T. Rowe Price Growth Stock
EQ/Common Stock Index                   EQ/Templeton Global Equity
EQ/Core Bond Index                      EQ/UBS Growth and Income
EQ/Davis New York Venture               EQ/Van Kampen Comstock
EQ/Equity 500 Index                     EQ/Wells Fargo Omega Growth
EQ/Franklin Templeton Allocation        Multimanager Aggressive Equity
EQ/Intermediate Government Bond/(2)/    Multimanager Core Bond
EQ/International Core PLUS              Multimanager International Equity
EQ/International Equity Index           Multimanager Large Cap Core Equity
EQ/International Value PLUS             Multimanager Large Cap Value
EQ/JPMorgan Value Opportunities         Multimanager Mid Cap Growth
EQ/Large Cap Core PLUS                  Multimanager Mid Cap Value
EQ/Large Cap Growth Index               Multimanager Small Cap Growth
EQ/Large Cap Growth PLUS                Multimanager Small Cap Value
EQ/Large Cap Value Index                Multimanager Technology
----------------------------------------------------------------------------

(1)The "AXA Strategic Allocation Portfolios".

(2)This is the variable investment option's new name, effective on or about May 1, 2012. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.

Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                #235341/9.0 All
                                                                       (R-4/15)

The contract includes investment restrictions. You must allocate amounts under either Option A -- Asset Allocation ("Option A") or Option B -- Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A requires that 100% of your account value be invested in the AXA Strategic Allocation Portfolios, the EQ/Money Market Portfolio, the guaranteed interest option or the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. If you elect the Guaranteed minimum income benefit I -- Asset Allocation ("GMIB I -- Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II -- Custom Selection ("GMIB II -- Custom Selection"), you can choose either Option A or Option B. Because GMIB II -- Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II -- Custom Selection are higher than those associated with GMIB I -- Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.

The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2012, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer available for new purchasers. These contracts are no longer being sold. This Prospectus is designed for current contract owners. Also, in addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus


--------------------------------------------------------------------------------



Index of key words and phrases                                 5
Who is AXA Equitable?                                          7
How to reach us                                                8
The Accumulator(R) Series at a glance -- key features         10


-----------------------------------------------------------------
FEE TABLE                                                     13
-----------------------------------------------------------------

Examples                                                      15
Condensed financial information                               16


-----------------------------------------------------------------
1.CONTRACT FEATURES AND BENEFITS                              17
-----------------------------------------------------------------
How you can purchase and contribute to your contract          17
Owner and annuitant requirements                              17
How you can make your contributions                           18
What are your investment options under the contract?          18
Portfolios of the Trusts                                      20
Allocating your contributions                                 25
Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)          30
Guaranteed minimum death benefit and Guaranteed minimum
  income benefit base                                         31
Annuity purchase factors                                      33
Guaranteed minimum income benefit                             33
Adding the Guaranteed minimum income benefit after issue      36
Dropping the Guaranteed minimum income benefit after issue    36
Guaranteed minimum death benefit                              37
Guaranteed withdrawal benefit for life ("GWBL")               38
Dropping the Guaranteed withdrawal benefit for life after
  conversion                                                  44
Inherited IRA beneficiary continuation contract               45
Your right to cancel within a certain number of days          47


-----------------------------------------------------------------
2.DETERMINING YOUR CONTRACT'S VALUE                           48
-----------------------------------------------------------------
Your account value and cash value                             48
Your contract's value in the variable investment options      48
Your contract's value in the guaranteed interest option       48
Your contract's value in the account for special dollar cost
  averaging                                                   48
Insufficient account value                                    48


-------------
"We,""our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                 CONTENTS OF THIS PROSPECTUS 3

-------------------------------------------------------------------
3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
  OPTIONS                                                       49
-------------------------------------------------------------------
Transferring your account value                                 49
Our administrative procedures for calculating your Roll-up
  benefit base following a transfer                             49
Disruptive transfer activity                                    50
Rebalancing your account value                                  51


-------------------------------------------------------------------
4.ACCESSING YOUR MONEY                                          52
-------------------------------------------------------------------
Withdrawing your account value                                  52
How withdrawals are taken from your account value               55
How withdrawals affect your Guaranteed minimum income
  benefit and Guaranteed minimum death benefit                  55
How withdrawals affect your GWBL                                56
Withdrawals treated as surrenders                               56
Surrendering your contract to receive its cash value            56
When to expect payments                                         56
Your annuity payout options                                     57


-------------------------------------------------------------------
5.CHARGES AND EXPENSES                                          60
-------------------------------------------------------------------
Charges that AXA Equitable deducts                              60
Charges that the Trusts deduct                                  64
Group or sponsored arrangements                                 64
Other distribution arrangements                                 64


-------------------------------------------------------------------
6.PAYMENT OF DEATH BENEFIT                                      65
-------------------------------------------------------------------
Your beneficiary and payment of benefit                         65
Beneficiary continuation option                                 67


-------------------------------------------------------------------
7.TAX INFORMATION                                               70
-------------------------------------------------------------------
Overview                                                        70
Contracts that fund a retirement arrangement                    70
Transfers among investment options                              70
Taxation of nonqualified annuities                              70
Individual retirement arrangements (IRAs)                       72
Traditional individual retirement annuities (traditional IRAs)  73
Roth individual retirement annuities (Roth IRAs)                77
Federal and state income tax withholding and information
  reporting                                                     80
Special rules for contracts funding qualified plans             81
Impact of taxes to AXA Equitable                                81


-------------------------------------------------------------------
8.MORE INFORMATION                                              82
-------------------------------------------------------------------
About Separate Account No. 49                                   82
About the Trusts                                                82
About the general account                                       82
About other methods of payment                                  83
Dates and prices at which contract events occur                 83
About your voting rights                                        84
Statutory compliance                                            84
About legal proceedings                                         84


Financial statements                                       84
Transfers of ownership, collateral assignments, loans and
  borrowing                                                84
About Custodial IRAs                                       85
How divorce may affect your guaranteed benefits            85
How divorce may affect your Joint Life GWBL                85
Distribution of the contracts                              85


--------------------------------------------------------------
APPENDICES
--------------------------------------------------------------


   I  --  Condensed financial information                      I-1
  II  --  Purchase considerations for QP contracts            II-1
 III  --  Enhanced death benefit example                     III-1
  IV  --  Hypothetical illustrations                          IV-1
   V  --  Earnings enhancement benefit example                 V-1
  VI  --  State contract availability and/or variations of
            certain features and benefits                     VI-1
 VII  --  Contract variations                                VII-1
VIII  --  Rules regarding contributions to your contract    VIII-1


------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  Table of contents
------------------------------------------------------------------


4   CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                             PAGE

5% Roll-up to age 80 (GMIB I -- Asset Allocation)             32
5% Roll-up to age 80 (GMIB II -- Custom Selection)            32
account for special dollar cost averaging                     25
account for special money market dollar cost averaging        28
account value                                                 48
administrative charge                                         60
annual administrative charge                                  61
Annual Ratchet                                                42
Annual Ratchet to age 80 enhanced death benefit               32
annuitant                                                     17
annuitization                                                 57
annuity maturity date                                         59
annuity payout options                                        57
annuity purchase factors                                      33
automatic annual reset program                                33
automatic customized reset program                            33
AXA Strategic Allocation Portfolios                            1
beneficiary                                                   65
Beneficiary continuation option ("BCO")                       67
business day                                                  83
cash value                                                    48
charges for state premium and other applicable taxes          64
contract date                                                 18
contract date anniversary                                     18
contract year                                                 18
contributions to Roth IRAs                                    77
   regular contributions                                      78
   rollovers and transfers                                    78
   conversion contributions                                   78
contributions to traditional IRAs                             73
   regular contributions                                      73
   rollovers and direct transfers                             74
Conversion effective date                                     39
Conversion transaction date                                   39
credit                                                        30
disability, terminal illness or confinement to nursing home   62
disruptive transfer activity                                  50
Distribution Charge                                           60
Earnings enhancement benefit                                  38
Earnings enhancement benefit charge                           63
ERISA                                                         64
Excess withdrawal                                             42
Fixed-dollar option                                           29
free look                                                     47
free withdrawal amount                                        62
general account                                               82
General dollar cost averaging                                 29
GMIB addition date                                            36
GMIB effective date                                           31


                                                        PAGE

GMIB effective date anniversary                            35
guaranteed interest option                                 25
Guaranteed minimum death benefit                           37
Guaranteed minimum death benefit and Guaranteed
  minimum income benefit base                              31
Guaranteed minimum income benefit                          33
Guaranteed minimum income benefit charge                   63
Guaranteed minimum income benefit "no lapse guarantee"     34
Guaranteed withdrawal benefit for life ("GWBL")            38
Guaranteed withdrawal benefit for life charge              63
GWBL benefit base                                          40
Inherited IRA                                               1
Investment simplifier                                      29
investment options                                          1
IRA                                                         1
IRS                                                        70
lifetime required minimum distribution withdrawals         54
market timing                                              50
Maturity date annuity payments                             59
Mortality and expense risks charge                         60
Non-qualified ("NQ")                                        1
one-time reset option                                      33
Online Account Access                                       8
Option A -- Asset Allocation                                1
Option B -- Custom Selection                                1
partial withdrawals                                        53
participant                                                17
Portfolio                                                   1
processing office                                        1, 8
Qualified Plan ("QP")                                       1
Rebalancing                                                51
Roll-up benefit base reset option                          32
Roth IRA                                                    1
SAI                                                         1
SEC                                                         1
Separate Account No. 49                                    82
Special dollar cost averaging                              28
Special money market dollar cost averaging                 28
standard death benefit                                     31
substantially equal withdrawals                            53
Spousal continuation                                       66
systematic withdrawals                                     53
TOPS                                                        8
traditional IRA                                             1
Trusts                                                  1, 82
unit                                                       48
variable investment options                             1, 19
wire transmittals and electronic applications              83
withdrawal charge                                          61


                                              INDEX OF KEY WORDS AND PHRASES 5

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
variable investment options            Investment Funds

account value                          Annuity Account Value

unit                                   Accumulation Unit

Guaranteed minimum income benefit      Excess Withdrawal
excess withdrawal
-----------------------------------------------------------------------------

6   INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?


--------------------------------------------------------------------------------




We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent") a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                      WHO IS AXA EQUITABLE?  7

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options (not available through TOPS for Option B transfers);

..   rebalance under Option A (through Online Account Access only)

..   elect to receive certain contract statements electronically;

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

8   WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:


You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth IRA contract;

(3)tax withholding elections (see withdrawal request form);

(4)election of the beneficiary continuation option;

(5)IRA contribution recharacterizations;

(6)Section 1035 exchanges;

(7)direct transfers and rollovers;

(8)exercise of the Guaranteed minimum income benefit;

(9)requests to reset your Roll-up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(10)requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(11)death claims;

(12)change in ownership (NQ only, if available under your contract);

(13)requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(14)purchase by, or change of ownership to, a nonnatural owner;

(15)requests to collaterally assign your NQ contract;

(16)requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(17)election to convert the Guaranteed minimum income benefit to the GWBL at age 80;

(18)requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 80;


(19)requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems); and

(20)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)general dollar cost averaging (including the fixed dollar and interest sweep options);

(2)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(3)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(4)substantially equal withdrawals;


(5)systematic withdrawals;

(6)the date annuity payments are to begin; and

(7)RMD payments from inherited IRAs.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.


                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                                      WHO IS AXA EQUITABLE?  9

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------


FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement
                      savings and income, offers income and death benefit
                      protection, and offers various payout options.
                      ----------------------------------------------------------
                      Each series provides a different charge structure. For
                      details, please see the summary of the contract features
                      below, the "Fee table" and "Charges and expenses" later
                      in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix VIII" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.


                                       ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                       ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
--------------------------------------------------------------------------------------
Special dollar cost         Yes             No              Yes             No
averaging
--------------------------------------------------------------------------------------
Special money market        No              Yes             No              Yes
dollar cost averaging
--------------------------------------------------------------------------------------
Credits                     No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to
                            decide which series of the contract may be
                            appropriate for you based on a thorough analysis of
                            your particular insurance needs, financial
                            objectives, investment goals, time horizons and
                            risk tolerance.
--------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment
MANAGEMENT                  options invest in different Portfolios managed by
                            professional investment advisers.
--------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
--------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR  Available for dollar cost averaging all or a
COST AVERAGING              portion of any eligible contribution to your
                            contract (available for Accumulator(R) and
                            Accumulator(R) Elite/SM/ contracts only).
--------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until
                                you make withdrawals from your contract or
                                receive annuity payments.
                            ----------------------------------------------------
                            .   No tax on transfers among investment options
                                inside the contract.
                            ----------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract, which is an Individual Retirement Annuity
                            (IRA) or to fund an employer retirement plan (QP or
                            Qualified Plan), you should be aware that such
                            annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal
                            Revenue Code for these types of arrangements.
                            Before purchasing or contributing to one of these
                            contracts, you should consider whether its features
                            and benefits beyond tax deferral meet your needs
                            and goals. You may also want to consider the
                            relative features, benefits and costs of these
                            annuities compared with any other investment that
                            you may use in connection with your retirement plan
                            or arrangement. Depending on your personal
                            situation, the contract's guaranteed benefits may
                            have limited usefulness because of required minimum
                            distributions ("RMDs").
--------------------------------------------------------------------------------

10  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

------------------------------------------------------------------------------
GUARANTEED MINIMUM    The Guaranteed minimum income benefit provides income
INCOME BENEFIT        protection for you during your life once you elect to
                      annuitize the contract by exercising the benefit. If
                      you elect GMIB I -- Asset Allocation, your contract
                      will be restricted to Option A. If you elect GMIB II --
                      Custom Selection, you may allocate amounts under either
                      Option A or Option B, and therefore, the fees
                      associated with GMIB II -- Custom Selection are higher
                      than those associated with GMIB I -- Asset Allocation.
                      If you do not elect to exercise the Guaranteed minimum
                      income benefit, this benefit will automatically convert
                      to a Guaranteed withdrawal benefit for life as of the
                      contract date anniversary following age 80, unless you
                      terminate the benefit.

                      The Guaranteed withdrawal benefit for life guarantees
                      that you can take withdrawals up to a maximum amount
                      each contract year. Excess withdrawals can cause a
                      significant reduction in your benefit. THE BENEFIT IS
                      AVAILABLE ONLY ON A CONVERSION FROM THE GUARANTEED
                      MINIMUM INCOME BENEFIT ON THE CONTRACT DATE ANNIVERSARY
                      FOLLOWING AGE 80. If you have not elected to exercise
                      the Guaranteed minimum income benefit as of the
                      contract date anniversary following age 80, the
                      Guaranteed minimum income benefit will automatically
                      convert to the Guaranteed withdrawal benefit for life
                      effective on that date. You will be restricted to
                      Option A under the Guaranteed withdrawal benefit for
                      life.
------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS  The chart below shows the minimum initial and additional contribution amounts under the contracts.
                      Please see "How you can purchase and contribute to your
                      contract" under "Contract features and benefits" and
                      "Rules regarding contributions to your contract" in
                      "Appendix VIII" for more information.


                              ACCUMULATOR(R)  ACCUMULATOR(R)   ACCUMULATOR(R)
              ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/        SELECT/SM/
 ------------------------------------------------------------------------------
 NQ           $5,000($500)    $10,000($500)   $10,000($500)    $25,000($500)
 ------------------------------------------------------------------------------
              $5,000($50)     $10,000($50)    $10,000($50)     $25,000($50)
 Traditional
 IRA
 ------------------------------------------------------------------------------
 Roth IRA     $5,000($50)     $10,000($50)    $10,000($50)     $25,000($50)
 ------------------------------------------------------------------------------
 Inherited    $5,000($1,000)  n/a             $10,000($1,000)  $25,000($1,000)
 IRA
 Beneficiary
 Continuation
 contract
 (traditional
 IRA or
 Roth IRA)
 ("Inherited
 IRA")
 ------------------------------------------------------------------------------
 QP           $5,000($500)    $10,000($500)   $10,000($500)    n/a
 ------------------------------------------------------------------------------


                          .   No contributions after first contract
                              year (other than QP contracts)
                          .   Maximum contribution limitations apply to
                              all contracts. For more information,
                              please see "How you can purchase and
                              contribute to your contract" in "Contract
                              features and benefits" later in this
                              Prospectus.
                          ----------------------------------------------
                          In general, contributions are limited to $1.5
                          million ($500,000 maximum for owners or
                          annuitants who are age 81 and older at
                          contract issue) under all Accumulator(R)
                          Series contracts with the same owner or
                          annuitant. Subsequent contributions are not
                          permitted after conversion to the Guaranteed
                          withdrawal benefit for life. Upon advance
                          notice to you, we may exercise certain rights
                          we have under the contract regarding
                          contributions, including our rights to (i)
                          change minimum and maximum contribution
                          requirements and limitations, and (ii)
                          discontinue acceptance of contributions.
                          Further, we may at any time exercise our
                          rights to limit or terminate your
                          contributions and transfers to any of the
                          variable investment options and to limit the
                          number of variable investment options which
                          you may elect. For more information, please
                          see "How you can purchase and contribute to
                          your contract" in "Contract features and
                          benefits" later in this Prospectus.
------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your
(ACCUMULATOR(R) PLUS/SM/  account value. We allocate a credit to your
CONTRACTS ONLY)           account value at the same time that we
                          allocate your contributions. The credit will
                          apply to additional contribution amounts only
                          to the extent that those amounts exceed total
                          withdrawals from the contract. The amount of
                          credit may be up to 5% of each contribution,
                          depending on certain factors. The credit is
                          subject to recovery by us in certain limited
                          circumstances.
------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic
                              basis
                          .   Contract surrender
                          .   Maximum payment plan (only under
                              contracts with GWBL)
                          .   Customized payment plan (only under
                              contracts with GWBL)
                          .   You may incur a withdrawal charge (not
                              applicable to Accumulator(R) Select/SM/
                              contracts) for certain with- drawals or
                              if you surrender your contract. You may
                              also incur income tax and a tax penalty.
                              Certain withdrawals will diminish the
                              value of optional benefits.
------------------------------------------------------------------------


                       THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES 11

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
                           .   Variable Immediate Annuity payout options (described in
                               a separate prospectus for that option)
                           .   Income Manager(R) payout options (described in a
                               separate prospectus for that option)
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Dollar cost averaging
                           .   Automatic quarterly account value rebalancing (Option B
                               only)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nurs- ing home (not applicable to Accumulator(R)
                               Select/SM/ contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Option to add or drop the Guaranteed minimum income
                               benefit after issue
                           .   Option to drop the Guaranteed withdrawal benefit for
                               life after conversion
                           .   Spousal continuation
                           .   Beneficiary continuation option (IRA and NQ only)
                           .   Roll-up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix VIII" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL       To exercise your cancellation right you must mail the
                           contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you
                           receive it. If state law requires, this "free look" period may be longer. See "Your right to cancel within a certain
                           number of days" in "Contract features and benefits" later
                           in this Prospectus for more information.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

12  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.


The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals or transfers or apply your cash value to certain payout options, request special services or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply./(1)/



---------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of  ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
contributions withdrawn/(2) /(deducted if                    PLUS/SM/       ELITE/SM/      SELECT/SM/
you surrender your contract or make certain   7.00%          8.00%          8.00%          N/A
withdrawals or apply your cash value to
certain payout options).
---------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option
upon annuitization (which is described in a
separate prospectus for that option)                $350 (for all Accumulator(R) Series contracts)
---------------------------------------------------------------------------------------------------------


SPECIAL SERVICES CHARGES
Wire transfer charge        Current and Maximum Charge:  $90
Express mail charge         Current and Maximum Charge:  $35
Duplicate contract charge   Current and Maximum Charge:  $35
-------------------------------------------------------------


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
--------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
--------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge/(3)/

   If your account value on a contract date       $30
   anniversary is less than $50,000/(4)/

   If your account value on a contract date       $0
   anniversary is $50,000 or more
--------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS/(5)/
--------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                 ACCUMULATOR(R)      ACCUMULATOR(R)       ACCUMULATOR(R)
                                                  ACCUMULATOR(R)  PLUS/SM/            ELITE/SM/            SELECT/SM/
Mortality and expense risks/(6)/                  0.80%           0.95%               1.10%                1.10%
Administrative                                    0.30%           0.35%               0.30%                0.25%
Distribution                                      0.20%           0.25%               0.25%                0.35%
                                                  -----           -----               -----                -----
Total Separate account annual expenses            1.30%           1.55%               1.65%                1.70%
--------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
--------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base./(7) /Deducted
annually/(8) /on each contract date anniversary for which
the benefit is in effect.)

   Standard death benefit                                         No Charge

   Annual Ratchet to age 80                                       0.25%

   Annual Ratchet to age 80 (New York and Washington)             0.30%
Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80
  ("Greater of" GMDB I) (only available if you also elect
  Guaranteed minimum income benefit I -- Asset Allocation)

   Maximum Charge (if you elect to reset the Roll-up              1.05%
   benefit base, we reserve the right to increase your
   charge up to)

   Current Charge                                                 0.90%


                                                                  FEE TABLE  13

Greater of 5% Roll-up to age 80 or Annual
  Ratchet to age 80 ("Greater of" GMDB II)
  (only available if you also elect
  Guaranteed minimum income benefit II --
  Custom Selection)

   Maximum Charge (if you elect to reset the    1.25%
   Roll-up benefit base, we reserve the
   right to increase your charge up to)

   Current Charge                               1.10%
---------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(9)
/(Calculated as a percentage of the
applicable benefit base./(7) /Deducted
annually/(8) /on each contract date
anniversary for which the benefit is in
effect.)

   If you elect Guaranteed minimum income
   benefit I -- Asset Allocation

   Maximum Charge (if you elect to reset the    1.20%
   Roll-up benefit base, we reserve the
   right to increase your charge up to)

   Current Charge                               0.90%

   If you elect Guaranteed minimum income
   benefit II -- Custom Selection

   Maximum Charge (if you elect to reset the    1.40%
   Roll-up benefit base, we reserve the
   right to increase your charge up to)

   Current Charge                               1.10%
---------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT
CHARGE/(9) /(Calculated as a percentage of
the account value. Deducted annually/(3) /on
each contract date anniversary for which the
benefit is in effect.)                          0.35%
---------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE
BENEFIT CHARGE/(9)(10) /(Available only upon
conversion of the Guaranteed minimum income
benefit and calculated as a percentage of
the GWBL benefit base/(7) /deducted
annually/(8) /on each contract date
anniversary for which the benefit is in
effect.)

   Conversion from Guaranteed minimum income benefit I -- Asset Allocation

   Maximum Charge (If you reset your            1.20%
   Guaranteed minimum income benefit prior
   to conversion or if your GWBL benefit
   base ratchets after conversion, we
   reserve the right to increase your charge
   up to)

   Current Charge                               0.90%

   Conversion from Guaranteed minimum income benefit II -- Custom Selection

   Maximum Charge (If you reset your            1.40%
   Guaranteed minimum income benefit prior
   to conversion or if your GWBL benefit
   base ratchets after conversion, we
   reserve the right to increase your charge
   up to)

   Current Charge                               1.10%

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


---------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS/(5)/
---------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011           Lowest Highest
(expenses that are deducted from Portfolio assets including
management fees, 12b-1 fees, service fees, and/or other      0.62%  1.44%
expenses)/(11)/
---------------------------------------------------------------------------


14  FEE TABLE

Notes:

(1)The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make a withdrawal, surrender your contract to receive its cash value, or surrender your contract to apply your cash value to a non-life contingent annuity payout option. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
    1.........     7.00%          8.00%          8.00%
    2.........     7.00%          8.00%          7.00%
    3.........     6.00%          7.00%          6.00%
    4.........     6.00%          7.00%          5.00%
    5.........     5.00%          6.00%          0.00%
    6.........     3.00%          5.00%          0.00%
    7.........     1.00%          4.00%          0.00%
    8.........     0.00%          3.00%          0.00%
    9.........     0.00%          2.00%          0.00%
    10+.......     0.00%          0.00%          0.00%

(3)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(5)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(6)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(7)The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus/SM/ contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(8)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(9)If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(10)Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.


(11)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II -- Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in 2010, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.013%; Accumulator(R) Plus/SM/ 0.009%; Accumulator(R) Elite/SM/ 0.008%; and Accumulator(R) Select/SM/ 0.008%. The example assumes the maximum charges that would apply based on a 5% return for the "Greater of" GMDB II and the Guaranteed minimum income benefit II -- Custom Selection, both of which are calculated as a percentage of each benefit's benefit base.

The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).



                                                                  FEE TABLE  15

These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge and the charges for the guaranteed benefits (which are described immediately above), the example also assumes separate account annual expenses and total annual expenses of the Portfolios (before expense limitations). These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-----------------------------------------------------------------------------------------------------
                                                            CORE
-----------------------------------------------------------------------------------------------------
                                                           IF YOU ANNUITIZE AT THE END OF THE
                                                           APPLICABLE TIME PERIOD, AND SELECT A NON-
                     IF YOU SURRENDER YOUR CONTRACT AT THE LIFE CONTINGENT PERIOD CERTAIN ANNUITY
                     END OF THE APPLICABLE TIME PERIOD     OPTION WITH LESS THAN FIVE YEARS
-----------------------------------------------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios $1,257   $2,300    $3,383    $6,025    N/A      $2,300     $3,383     $6,025
-----------------------------------------------------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios $1,171   $2,049    $2,979    $5,298    N/A      $2,049     $2,979     $5,298
-----------------------------------------------------------------------------------------------------
                                                            PLUS
-----------------------------------------------------------------------------------------------------
                                                           IF YOU ANNUITIZE AT THE END OF THE
                                                           APPLICABLE TIME PERIOD, AND SELECT A NON-
                     IF YOU SURRENDER YOUR CONTRACT AT THE LIFE CONTINGENT PERIOD CERTAIN ANNUITY
                     END OF THE APPLICABLE TIME PERIOD     OPTION WITH LESS THAN FIVE YEARS
-----------------------------------------------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios $1,398   $2,518    $3,674    $6,382    N/A      $2,518     $3,674     $6,382
-----------------------------------------------------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios $1,310   $2,260    $3,260    $5,644    N/A      $2,260     $3,260     $5,644
-----------------------------------------------------------------------------------------------------
                                                           ELITE
-----------------------------------------------------------------------------------------------------
                                                           IF YOU ANNUITIZE AT THE END OF THE
                                                           APPLICABLE TIME PERIOD, AND SELECT A NON-
                     IF YOU SURRENDER YOUR CONTRACT AT THE LIFE CONTINGENT PERIOD CERTAIN ANNUITY
                     END OF THE APPLICABLE TIME PERIOD     OPTION WITH LESS THAN FIVE YEARS
-----------------------------------------------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios $1,393   $2,404    $3,048    $6,312    N/A      $2,404     $3,048     $6,312
-----------------------------------------------------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios $1,307   $2,155    $2,651    $5,612    N/A      $2,155     $2,651     $5,612
-----------------------------------------------------------------------------------------------------


----------------------------------------------------------

----------------------------------------------------------

                      IF YOU DO NOT SURRENDER YOUR
                     CONTRACT AT THE END OF THE APPLICABLE
                               TIME PERIOD
----------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios  $557    $1,700    $2,883    $6,025
----------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios  $471    $1,449    $2,479    $5,298
----------------------------------------------------------

----------------------------------------------------------

                      IF YOU DO NOT SURRENDER YOUR
                     CONTRACT AT THE END OF THE APPLICABLE
                               TIME PERIOD
----------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios  $598    $1,818    $3,074    $6,382
----------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios  $510    $1,560    $2,660    $5,644
----------------------------------------------------------

----------------------------------------------------------

                      IF YOU DO NOT SURRENDER YOUR
                     CONTRACT AT THE END OF THE APPLICABLE
                               TIME PERIOD
----------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios  $593    $1,804    $3,048    $6,312
----------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios  $507    $1,555    $2,651    $5,612
----------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                                                      SELECT
---------------------------------------------------------------------------------------------------

                                                                IF YOU ANNUITIZE AT THE END OF THE
                                                                    APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                                                1 YEAR    3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of the Portfolios   N/A      $2,169  $3,422   $6,703
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of the Portfolios   N/A      $1,920  $3,025   $6,007
---------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                  IF YOU SURRENDER OR DO NOT
                                                                SURRENDER YOUR CONTRACT AT THE END OF
                                                                  THE APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------------
                                                                1 YEAR   3 YEARS   5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of the Portfolios   $598    $1,819    $3,072    $6,353
-----------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of the Portfolios   $512    $1,570    $2,675    $5,657
-----------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2011.


16  FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT


You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The following tables summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are currently permitted in your state.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue). If we do accept a contribution over that $1,500,000 threshold, we may require that the account value be allocated according to Option A. For information about Option A, please see "Allocating your contribution" later in this Prospectus. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

Subsequent contributions are not permitted after conversion to the Guaranteed withdrawal benefit for life.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------



OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the Guaranteed withdrawal benefit for life with a joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.


                                              CONTRACT FEATURES AND BENEFITS 17

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the Guaranteed withdrawal benefit for life is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)


If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 80, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority, Inc. ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.


--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in


18  CONTRACT FEATURES AND BENEFITS
general, including the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I -- Asset Allocation, your contract will be restricted to Option A. If you elect GMIB II -- Custom Selection or if you do not elect a GMIB, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.


                                              CONTRACT FEATURES AND BENEFITS 19

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio, if any. The chart below also shows the currently available portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract.

As described in more detail in the underlying Portfolio prospectuses, the AXA Strategic Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB I, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

You should be aware that having the GMIB I, limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have the GMIB I, then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.



----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 CLASS B SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                  AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital with an        AllianceBernstein L.P.
  EQUITY                  emphasis on risk-adjusted returns and managing volatility   AXA Equitable Funds Management
                          in the Portfolio.                                              Group, LLC
                                                                                      ClearBridge Advisors, LLC
                                                                                      GCIC US Ltd.
                                                                                      Legg Mason Capital Management, LLC
                                                                                      Marsico Capital Management, LLC
                                                                                      T. Rowe Price Associates, Inc.
                                                                                      Westfield Capital Management
                                                                                         Company, L.P.
----------------------------------------------------------------------------------------------------------------------------



20  CONTRACT FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 CLASS B SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                  AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks a balance of high current income and capital appre-  BlackRock Financial Management, Inc.
                          ciation, consistent with a prudent level of risk.          Pacific Investment Management Com-
                                                                                        pany LLC
                                                                                     SSgA Funds Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  INTERNATIONAL EQUITY    emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     EARNEST Partners, LLC
                                                                                     J.P. Morgan Investment Management
                                                                                        Inc.
                                                                                     Marsico Capital Management, LLC
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CORE EQUITY             emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Janus Capital Management, LLC
                                                                                     Thornburg Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  VALUE                   emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Institutional Capital LLC
                                                                                     MFS Investment Management
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  GROWTH                  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     BlackRock Investment Management, LLC
                                                                                     Franklin Advisers, Inc.
                                                                                     Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  VALUE                   emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     Diamond Hill Capital Management, Inc.
                                                                                     Knightsbridge Asset Management, LLC
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP    Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  GROWTH                  emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     Lord, Abbett & Co. LLC
                                                                                     Morgan Stanley Investment
                                                                                        Management Inc.
                                                                                     NorthPointe Capital, LLC
----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP    Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  VALUE                   emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     Franklin Advisory Services, LLC
                                                                                     Horizon Asset Management, LLC
                                                                                     Pacific Global Investment Management
                                                                                        Company
----------------------------------------------------------------------------------------------------------------------------



                                              CONTRACT FEATURES AND BENEFITS 21

-----------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 CLASS B SHARES                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                           AS APPLICABLE)
-----------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   Seeks long-term growth of capital.   AXA Equitable Funds Management
                                                                  Group, LLC
                                                               RCM Capital Management, LLC
                                                               SSgA Funds Management, Inc.
                                                               Wellington Management Company, LLP

------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY     Seeks long-term capital appreciation and current income      AXA Equitable Funds Management
                                                                                          Group, LLC
------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH   Seeks current income and growth of capital, with a           AXA Equitable Funds Management
  STRATEGY                greater emphasis on current income.                             Group, LLC
------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY Seeks a high level of current income.                        AXA Equitable Funds Management
                                                                                          Group, LLC
------------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY       Seeks long-term capital appreciation and current income,     AXA Equitable Funds Management
                          with a greater emphasis on capital appreciation.                Group, LLC
------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH       Seeks long-term capital appreciation and current income,     AXA Equitable Funds Management
  STRATEGY                with a greater emphasis on current income.                      Group, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN      Seeks to achieve long-term growth of capital.                AllianceBernstein L.P.
  SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL     Seeks to achieve long-term total return with an emphasis     AXA Equitable Funds Management
  CAP VALUE CORE          on risk-adjusted returns and managing volatility in the         Group, LLC
                          Portfolio.                                                   BlackRock Investment Management, LLC
                                                                                       Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE  Seeks to achieve capital appreciation and secondarily,       BlackRock Investment Management, LLC
  EQUITY                  income.
------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS        Seeks a combination of growth and income to achieve an       Boston Advisors, LLC
  EQUITY INCOME           above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY       Seeks to achieve long-term capital appreciation.             Calvert Investment Management Com-
  RESPONSIBLE                                                                             pany Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       Seeks to achieve long-term growth of capital.                Capital Guardian Trust Company
  RESEARCH
------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX     Seeks to achieve a total return before expenses that ap-     AllianceBernstein L.P.
                          proximates the total return performance of the Russell
                          3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX        Seeks to achieve a total return before expenses that ap-     AXA Equitable Funds Management
                          proximates the total return performance of the Barclays         Group, LLC
                          Intermediate U.S. Government/Credit Index, including re-     SSgA Funds Management, Inc.
                          investment of dividends, at a risk level consistent with
                          that of the Barclays Intermediate U.S. Government/Credit
                          Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE Seeks to achieve long-term growth of capital.                Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX       Seeks to achieve a total return before expenses that ap-     AllianceBernstein L.P.
                          proximates the total return performance of the S&P 500
                          Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------



22  CONTRACT FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                     AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON     Primarily seeks capital appreciation and secondarily seeks    AXA Equitable Funds Management
  ALLOCATION              income.                                                          Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           Seeks to achieve a total return before expenses that ap-      AXA Equitable Funds Management
  GOVERNMENT BOND/(1)/    proximates the total return performance of the Barclays          Group, LLC
                          Intermediate U.S. Government Bond Index, including re-        SSgA Funds Management, Inc.
                          investment of dividends, at a risk level consistent with
                          that of the Barclays Intermediate U.S. Government Bond
                          Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE     Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
  PLUS                    emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Hirayama Investments, LLC
                                                                                        WHV Investment Management
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY   Seeks to achieve a total return (before expenses) that        AllianceBernstein L.P.
  INDEX                   approximates the total return performance of a composite
                          index comprised of 40% Dow Jones EURO STOXX 50
                          Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10%
                          S&P/ASX 200 Index, including reinvestment of dividends,
                          at a risk level consistent with that of the composite index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE    Seeks to provide current income and long-term growth of       AXA Equitable Funds Management
  PLUS                    income, accompanied by growth of capital with an                 Group, LLC
                          emphasis on risk-adjusted returns and managing volatility     BlackRock Investment Management, LLC
                          in the Portfolio.                                             Northern Cross, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         Seeks to achieve long-term capital appreciation.              J.P. Morgan Investment Management
  OPPORTUNITIES                                                                            Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS    Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
                          emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Institutional Capital LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX Seeks to achieve a total return before expenses that ap-      AllianceBernstein L.P.
                          proximates the total return performance of the Russell
                          1000 Growth Index, including reinvestment of dividends
                          at a risk level consistent with that of the Russell 1000
                          Growth Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS  Seeks to provide long-term capital growth with an             AXA Equitable Funds Management
                          emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Marsico Capital Management, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX  Seeks to achieve a total return before expenses that ap-      SSgA Funds Management, Inc.
                          proximates the total return performance of the Russell
                          1000 Value Index, including reinvestment of dividends, at
                          a risk level consistent with that of the Russell 1000 Value
                          Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS   Seeks to achieve long-term growth of capital with an          AllianceBernstein L.P.
                          emphasis on risk-adjusted returns and managing volatility     AXA Equitable Funds Management
                          in the Portfolio.                                                Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP  Seeks to achieve capital appreciation and growth of in-       Lord, Abbett & Co. LLC
  CORE                    come with reasonable risk.
-------------------------------------------------------------------------------------------------------------------------------



                                              CONTRACT FEATURES AND BENEFITS 23

---------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                   AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL      Seeks to achieve capital appreciation.                      Massachusetts Financial Services Com-
  GROWTH                                                                                 pany, which operates under the name of
                                                                                         MFS Investment Management
---------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX          Seeks to achieve a total return before expenses that ap-    SSgA Funds Management, Inc.
                          proximates the total return performance of the S&P Mid
                          Cap 400 Index, including reinvestment of dividends, at a
                          risk level consistent with that of the S&P Mid Cap 400
                          Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS     Seeks to achieve long-term capital appreciation with an     AXA Equitable Funds Management
                          emphasis on risk adjusted returns and managing volatility      Group, LLC
                          in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                      Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           Seeks to obtain a high level of current income, preserve    The Dreyfus Corporation
                          its assets and maintain liquidity.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID     Seeks to achieve capital growth.                            Morgan Stanley Investment
  CAP GROWTH                                                                             Management Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL     Seeks to achieve capital appreciation.                      OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      Seeks to achieve high current income consistent with        AllianceBernstein L.P.
                          moderate risk to capital.                                   AXA Equitable Funds Management
                                                                                         Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX    Seeks to replicate as closely as possible (before the de-   AllianceBernstein L.P.
                          duction of Portfolio expenses) the total return of the Rus-
                          sell 2000 Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   Seeks to achieve long-term capital appreciation and sec-    T. Rowe Price Associates, Inc.
  STOCK                   ondarily, income.
---------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL       Seeks to achieve long-term capital growth with an           AXA Equitable Funds Management
  EQUITY                  emphasis on risk adjusted returns and managing volatility      Group, LLC
                          in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                      Templeton Investment Counsel, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME  Seeks to achieve total return through capital appreciation  UBS Global Asset Management
                          with income as a secondary consideration.                      (Americas) Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK    Seeks to achieve capital growth and income.                 Invesco Advisers, Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA      Seeks to achieve long-term capital growth.                  Wells Capital Management, Inc.
  GROWTH
---------------------------------------------------------------------------------------------------------------------------------




(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


24  CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2012 is 1%, 1.25%, 1.5%, 2.75% or 3%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)

The account for special dollar cost averaging is part of our general account. We pay interest at enhanced guaranteed rates in this account for specified time periods. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A -- Asset Allocation or Option B -- Custom Selection, which we describe below. You must select either Option A -- Asset
Allocation or Option B -- Custom Selection with your initial contribution. If you elect Guaranteed minimum income benefit I -- Asset Allocation, your contract is restricted to Option A. If you elect Guaranteed minimum income benefit II -- Custom Selection or if you don't elect a Guaranteed minimum income benefit, you can choose either Option A or Option B. Upon conversion of GMIB to GWBL, your contract will be restricted to Option A. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

In addition, if you are permitted to allocate contributions of more than $1,500,000 to Accumulator(R) series contracts with the same owner or annuitant, we may restrict your contract to Option A. Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions under Option B, those allocation instructions must comply with the Option B rules that are in effect at the time that you submit the new allocation instructions. Under certain circumstances you may be able or required to switch from Option A or B to the other, under rules we discuss below.

OPTION A -- ASSET ALLOCATION

Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the AXA Strategic Allocation Portfolios; (2) the guaranteed interest option; (3) the EQ/Money Market Portfolio; and (4) the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions for contracts issued in certain states. See Appendix VI later in this Prospectus for state variations. Dollar cost averaging programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.

When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value


                                              CONTRACT FEATURES AND BENEFITS 25
in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.

OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be:
(1) allocated to the variable investment options according to the category and investment option limits described below; or (2) allocated to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). The guaranteed interest option is not available under Option B.

If you do not elect the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), all of your account value must be allocated among the investment options in the following four categories:

  Category 1 -- Fixed Income
   EQ/Core Bond Index

   EQ/Intermediate Government Bond

   EQ/Money Market
   EQ/Quality Bond PLUS
   Multimanager Core Bond

  Category 2 -- Core Diversified Equity
   AXA Balanced Strategy
   AXA Conservative Growth Strategy
   AXA Conservative Strategy
   AXA Growth Strategy
   AXA Moderate Growth Strategy
   EQ/BlackRock Basic Value Equity
   EQ/Boston Advisors Equity Income
   EQ/Capital Guardian Research
   EQ/Common Stock Index
   EQ/Equity 500 Index
   EQ/Franklin Templeton Allocation
   EQ/JPMorgan Value Opportunities
   EQ/Large Cap Core PLUS
   EQ/Large Cap Growth Index
   EQ/Large Cap Growth PLUS
   EQ/Large Cap Value Index
   EQ/Large Cap Value PLUS
   EQ/Lord Abbett Large Cap Core
   EQ/T. Rowe Price Growth Stock
   EQ/UBS Growth and Income
   EQ/Wells Fargo Omega Growth
   Multimanager Large Cap Core Equity
   Multimanager Large Cap Value

  Category 3 -- Small Cap/Mid Cap/International
   EQ/AllianceBernstein Small Cap Growth
   EQ/International Equity Index
   EQ/International Value PLUS
   EQ/International Core PLUS
   EQ/MFS International Growth
   EQ/Mid Cap Index
   EQ/Mid Cap Value PLUS
   EQ/Oppenheimer Global
   EQ/Small Company Index
   Multimanager International Equity
   Multimanager Mid Cap Growth
   Multimanager Mid Cap Value
   Multimanager Small Cap Growth
   Multimanager Small Cap Value

  Category 4 -- Specialty
   EQ/AXA Franklin Small Cap Value Core
   EQ/Calvert Socially Responsible
   EQ/Davis New York Venture
   EQ/Morgan Stanley Mid Cap Growth
   EQ/Templeton Global Equity
   EQ/Van Kampen Comstock
   Multimanager Aggressive Equity
   Multimanager Large Cap Growth
   Multimanager Technology

Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B -- Custom Selection.

                                                      1           2             3           4
                                                    FIXED       CORE       SMALL/MID/   SPECIALTY
                    CATEGORY                        INCOME   DIVERSIFIED  INTERNATIONAL
Maximum for category                                100%         70%           20%         10%
-------------------------------------------------------------------------------------------------
Minimum for category                                30%          0%            0%          0%
-------------------------------------------------------------------------------------------------
Maximum for each option                             15%/(1)/     15%/(2)/      10%/(3)/    5%
-------------------------------------------------------------------------------------------------

(1)EQ/Core Bond Index, EQ/Intermediate Government Bond and EQ/Money Market have a 30% per option maximum limit.

(2)AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Conservative Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy have a
   70% per option maximum limit. EQ/Common Stock Index, EQ/Equity 500 Index, EQ/ Large Cap Growth Index and EQ/Large Cap Value Index have a 35% per option maximum limit.
(3)EQ/Mid Cap Index and EQ/Small Company Index have 20% per option maximum limit.

There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations.

QUARTERLY REBALANCING (OPTION B -- CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day


26  CONTRACT FEATURES AND BENEFITS
immediately preceding the contract anniversary date. When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. You may request a rebalancing on the transaction date of a subsequent contribution.

TRANSFERS. Generally, you may transfer your account value among the variable investment options. However, under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a dollar cost averaging program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information about transferring your account value, please see "Transferring your money among investment options" later in this prospectus.

ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories
(collectively, "category and investment option limits").

If we change our category and investment option limits, please note the following:

..   Any amounts you have allocated among the variable investment options will not be automatically reallocated to conform with the new category and investment option limits.

..   If your allocation instructions on file prior to a change to our category and investment option limits do not comply with our new category and investment option limits:

   -- you will not be automatically required to change your allocation instructions;

   -- if you make a subsequent contribution, you will not be required to change your allocation instructions;

   -- if you initiate a transfer, you will be required to change your instructions.

..   Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

SWITCHING BETWEEN OPTIONS

If you elect the Guaranteed minimum income benefit I -- Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I -- Asset Allocation). If you elect either Guaranteed minimum income benefit and it converts to the Guaranteed withdrawal benefit for life, your contract will be restricted to Option A at the time of the conversion. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

If you do not have the Guaranteed minimum income benefit I -- Asset Allocation or have not converted to the Guaranteed withdrawal benefit for life, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.

YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as


                                              CONTRACT FEATURES AND BENEFITS 27
a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). Under Option A, but not Option B, you may participate in one of two Investment simplifier programs or the general dollar cost averaging program. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. If a transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing transaction. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.

--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Under Option A, you may allocate some or all of your contribution to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has expired, you may then elect to participate in the special dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special dollar cost averaging program is not available.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into the other investment options. Under Option A, you may allocate some or all of your contributions to the program. If you elect to allocate only some of your contribution to


28  CONTRACT FEATURES AND BENEFITS
the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program.

You may elect to participate in a 3, 6 or 12-month program. Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other investment options you select. Once the time period you selected has expired, you may then elect to participate in the special money market dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the investments according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. Under Option A, if your account value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other investment options. Under Option A, the investment options to which transfers are made under the program may be different than the investment options you have selected for allocation of your contributions. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

INVESTMENT SIMPLIFIER. Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) or the general dollar cost averaging program. The Investment simplifier options are not available under Option B.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


                                              CONTRACT FEATURES AND BENEFITS 29

INTERACTION OF DOLLAR COST AVERAGING AND INVESTMENT SIMPLIFIER WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If a dollar cost averaging transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.

CREDITS (for Accumulator(R) Plus/SM/ contracts only)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
                    Less than $350,000                 4%
               -------------------------------------------------
                    $350,000 or more                   5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below). For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

   -- The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix IV later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).

..   Upon advance notice to you, we may discontinue acceptance of contributions within the first contract year. Therefore, you may have less than a year to reach your Expected First Year Contribution Amount. We would recover any Excess Credit at the end of the first contract year.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel


30  CONTRACT FEATURES AND BENEFITS
   within a certain number of days" later in this Prospectus)/(1)/ Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.

For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $4,000.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any benefit base increases as the result of an annual ratchet based on an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus/SM/ contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for a Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add a Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, when calculating your Guaranteed minimum income benefit and Guaranteed minimum death benefit, one of your benefit bases may apply: (1) the Standard death benefit is based on the Standard death benefit benefit base; (2) the Annual Ratchet to age 80 enhanced death benefit is based on the Annual Ratchet to age 80 benefit base; (3) Greater of 5% Roll-up to age 80 or Annual Ratchet to age 80 for the "Greater of" GMDB I enhanced death benefit AND GMIB I -- Asset Allocation are based on the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base; or (4) Greater of 5% Roll-up to age 80 or the Annual Ratchet to age 80 for the "Greater of" GMDB II enhanced death benefit AND GMIB II -- Custom Selection are based on the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base. The Guaranteed minimum death benefits under options 3 and 4 are collectively referred to as the "Greater of" enhanced death benefits.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this

-------------
(1)The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.


                                              CONTRACT FEATURES AND BENEFITS 31

   Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

5% ROLL-UP TO AGE 80 BENEFIT BASE
(USED FOR THE "GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I -- ASSET ALLOCATION AND GMIB II - CUSTOM SELECTION)

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   5% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM/ and Accumulator(R) SelectSM contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM/ contracts only). Please see Appendix VI later in this Prospectus to see what applies in your state; and

..   2% with respect to the EQ/Money Market variable investment option and the guaranteed interest option (if applicable).

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday.

See Appendix III for an example of the relationship between the benefit base calculated based on the 5% Roll-up to age 80 and a hypothetical account value.

Please see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-up benefit base when you transfer account values between investment options with a 5% roll-up rate and investment options with a 2% roll up rate.

ANNUAL RATCHET TO AGE 80 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 80 ENHANCED DEATH BENEFIT, "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT AND FOR THE CORRESPONDING GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional subsequent contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any subsequent contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 80 and a hypothetical account value.

"GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I -- ASSET ALLOCATION AND GMIB II -- CUSTOM SELECTION BENEFIT BASES

Your benefit base is equal to the greater of the benefit base computed for the 5% Roll-up to age 80 or the benefit base computed for the Annual Ratchet to age 80, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age
80. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Guaranteed minimum income benefit Roll-up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-up benefit base. The Roll-up continues to age 80 on any reset benefit base.

If you elect GMIB I -- Asset Allocation with or without the "Greater of" GMDB I enhanced death benefit, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the


32  CONTRACT FEATURES AND BENEFITS
account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect GMIB II -- Custom Selection with or without the "Greater of" GMDB II enhanced death benefit, you are eligible to reset the Roll-up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect both a "Greater of" enhanced death benefit and a Guaranteed minimum income benefit, the Roll-up benefit bases for both are reset simultaneously when you request a Roll-up benefit base reset. You cannot elect a Roll-up benefit base reset for one benefit and not the other.

We will send you a notice in each year that the Roll-up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
one-time reset option -- resets your Roll-up benefit base on a single contract date anniversary.
automatic annual reset program -- automatically resets your Roll-up benefit base on each contract date anniversary you are eligible for a reset.
automatic customized reset program -- automatically resets your Roll-up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------

If your request to reset your Roll-up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 80 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary until the contract date anniversary following the spouse's age 80 as described above.

If you elect to reset your Roll-up benefit bases, we may increase the charge for the Guaranteed minimum income benefit and the "Greater of" enhanced death benefit. There is no charge increase for the Annual Ratchet to age 80 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset. See "Exercise rules" under "Guaranteed minimum income benefit" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" under "Accessing your money" below for more information. Please note that in most cases, resetting your Roll-up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-up benefit base, please consider the effect of the waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, your waiting period for the reset under the IRA contract will include any time that you were a participant under the QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.


                                              CONTRACT FEATURES AND BENEFITS 33

The Guaranteed minimum income benefit is available to owners ages 20 - 75 (ages 20 - 70 for Accumulator(R) Plus/SM/ contracts).

You may elect one of the following:

..   The Guaranteed minimum income benefit I -- Asset Allocation that includes the 5% Roll-up benefit base ("GMIB I -- Asset Allocation").

..   The Guaranteed minimum income benefit II -- Custom Selection that includes the 5% Roll-up benefit base ("GMIB II -- Custom Selection").

Both options include the ability to reset your Guaranteed minimum income benefit base. See "Roll-up benefit base reset" earlier in this section. Under GMIB I -- Asset Allocation, you are restricted to the investment options available under Option A -- Asset Allocation. Under GMIB II -- Custom
Selection, you can choose either Option A -- Asset Allocation or Option B -- Custom Selection. You should not elect GMIB II--Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I--Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the Guaranteed minimum income benefit I -- Asset Allocation, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB I enhanced death benefit. You may not elect the "Greater of" GMDB II enhanced death benefit.

If you elect the Guaranteed minimum income benefit II -- Custom Selection, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB II enhanced death benefit. You may not elect the "Greater of" GMDB I enhanced death benefit.

If the contract is jointly owned, the guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years.

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract) (if exercised prior to age 80), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE." In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 5% of the
    Roll-up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);


34  CONTRACT FEATURES AND BENEFITS

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 80.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 5% of your Roll-up benefit base at the beginning of the contract year.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 80th birthday. Withdrawal charges, if any, will not apply when the Guaranteed minimum income benefit is exercised at age 80. Other options are available to you on the contract date anniversary following your 80th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 70 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 71 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following the contract date anniversary at age 80.

Please note:

(i)if you were age 70 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 69, but turned 70 before the GMIB effective date or the Roll-up benefit base was reset when you were between the ages of 70 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 80;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

(iv)if you reset the Roll-up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 80. Please note that in most cases, resetting your Roll-up benefit base will lengthen the waiting period;

(v)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for


                                              CONTRACT FEATURES AND BENEFITS 35
   purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;

(vi)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and

(vii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may be eligible to add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as:
(i) no more than three months have elapsed since your contract was issued, or
(ii) we continue to offer the Guaranteed minimum income benefit in the form described earlier in this section, including the maximum charge and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

..   The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

..   The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

..   Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

..   If you elected Guaranteed minimum income benefit I -- Asset Allocation at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit II -- Custom Selection. If you elected Guaranteed minimum income benefit II -- Custom Selection at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit I -- Asset Allocation.

..   If you add the Guaranteed minimum income benefit I -- Asset Allocation after issue, you must reallocate your investment options to Option A if you were previously in Option B.

..   If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

..   For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/
    contract holders:

   -- You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the latest of: (1) the expiration of any withdrawal charges in effect under your contract,
      (2) the contract date anniversary following the GMIB effective date, and
      (3) four years from the date that the contract was issued.

..   For Accumulator(R) Select/SM/ contract holders:

   -- If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you many not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

..   The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

..   If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the
    corresponding Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit prior to age 80, we will no longer deduct the Guaranteed minimum income benefit charge. We will also automatically terminate the Guaranteed minimum death benefit charge and apply the standard death benefit.


36  CONTRACT FEATURES AND BENEFITS

If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the Guaranteed minimum income benefit you will not be permitted to add the Guaranteed minimum income benefit to your contract again and you will continue to be restricted to Option A for your investment options. See "Guaranteed minimum death benefit" below for more information regarding how dropping the Guaranteed minimum income benefit will affect the Guaranteed minimum death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The Standard death benefit is available to all owners.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping a Guaranteed minimum income benefit can cause a "Greater of" enhanced death benefit to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

You may choose from three enhanced death benefit options:

..   Annual Ratchet to age 80;

..   The "Greater of" GMDB I: Greater of 5% Roll-up to age 80 or Annual Ratchet
    to age 80 (available only if elected in connection with the Guaranteed minimum income benefit I -- Asset Allocation); and

..   The "Greater of" GMDB II: Greater of 5% Roll-up to age 80 or Annual Ratchet
    to age 80 (available only if elected in connection with the Guaranteed minimum income benefit II -- Custom Selection).

The Annual Ratchet to age 80 enhanced death benefit can be elected by itself. Each "Greater of" enhanced death benefit is available only with the corresponding Guaranteed minimum income benefit. Therefore, the "Greater of" GMDB I enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit I -- Asset Allocation. The "Greater of" GMDB II enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit II -- Custom Selection. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

If you elect to drop the Guaranteed minimum income benefit before the contract date anniversary following age 80, the "Greater of" enhanced death benefit will be dropped automatically.

If the Guaranteed minimum income benefit is dropped without converting to the Guaranteed withdrawal benefit for life within 30 days of the contract date anniversary following age 80, then the "Greater of" enhanced death benefit will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.

If the "Greater of" enhanced death benefit is dropped, your death benefit value will be what the value of the Standard Death Benefit would have been if the Standard Death Benefit were elected at issue. If the "Greater of" enhanced death benefit is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" enhanced death benefit is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged before future charges become non-applicable.

If you elect one of the enhanced death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the enhanced death benefits described above.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase a "Greater of" enhanced death benefit with a Guaranteed minimum income benefit, you will be eligible to reset your Roll-up benefit base. See "Roll-up benefit base reset" earlier in this section.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.


                                              CONTRACT FEATURES AND BENEFITS 37

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The additional death benefit will be 40% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The opportunity to convert from the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life is the contract date anniversary following age 80. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 80.


38  CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------
When an Owner (or, if applicable, the older Owner) elects to convert, the "Conversion effective date" is the contract date anniversary immediately preceding the election.

The "Conversion transaction date" is the date that the Owner affirmatively elects to convert within the 30-day window. If the Owner makes no election to convert, the Conversion transaction date is the 30th day after the contract anniversary following age 80.
--------------------------------------------------------------------------------

A benefit base reset for the Guaranteed minimum income benefit does not extend the waiting period during which you can convert.

If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the contract date anniversary following age 80 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

..   You may affirmatively convert the Guaranteed minimum income benefit to a
    Guaranteed withdrawal benefit for life;

..   You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 80, THE GUARANTEED MINIMUM INCOME BENEFIT WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. You will receive a confirmation notice after the automatic conversion occurs.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit (or permit the benefit to convert) if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may sig- nificantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);
..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a QP contract where withdrawal restrictions under the qualified plan may apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with


                                              CONTRACT FEATURES AND BENEFITS 39
the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL, your GWBL benefit base is equal to either your account value or the applicable Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

----------------------------------------------
IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR
  GMIB II - CUSTOM SELECTION
----------------------------------------------
                              B
                          APPLICABLE
     A                  PERCENTAGE OF
 APPLICABLE            GUARANTEED MINI-
PERCENTAGE OF         MUM INCOME BENEFIT
ACCOUNT VALUE                BASE
----------------------------------------------
    6.0%                     5.0%
----------------------------------------------

For example, if on the Conversion effective date your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, if on the Conversion effective date your GMIB I --Asset Allocation or GMIB II -- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.


40  CONTRACT FEATURES AND BENEFITS

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life following age 80 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.

----------------------------------------------
IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR
         GMIB II - CUSTOM SELECTION
                                    B
                                APPLICABLE
                    A         PERCENTAGE OF
               APPLICABLE    GUARANTEED MINI-
  YOUNGER     PERCENTAGE OF MUM INCOME BENEFIT
SPOUSE'S AGE  ACCOUNT VALUE        BASE
    85+           5.5%             4.0%

   80-84          5.0%             3.5%

   75-79          4.5%             3.0%
   70-74          4.0%             2.5%
----------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

For conversion at age 80, if you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the


                                              CONTRACT FEATURES AND BENEFITS 41
first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The entire withdrawal amount will reduce the GWBL benefit base on a pro rata basis (which means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage).

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your account value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,500 (5.0% of $90,000), instead of the original $5,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.


42  CONTRACT FEATURES AND BENEFITS

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.

INVESTMENT OPTIONS

While the Guaranteed withdrawal benefit for life is in effect, investment options will be restricted to Option A. If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

If the Guaranteed withdrawal benefit for life is dropped, the available investment options will revert to the investment options that were originally available under the contract, pursuant to the Guaranteed minimum income benefit that had been elected.

AUTOMATIC CONVERSION

AT AGE 80, IF YOU TAKE NO ACTION DURING THE 30 DAYS AFTER THE CONVERSION EFFECTIVE DATE, AND PERMIT YOUR GUARANTEED MINIMUM INCOME BENEFIT TO CONVERT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AUTOMATICALLY, WE WILL REALLOCATE ANY PORTION OF YOUR ACCOUNT VALUE INVESTED IN INVESTMENT OPTIONS OTHER THAN THOSE AVAILABLE UNDER OPTION A TO THE AXA BALANCED STRATEGY PORTFOLIO AS PART OF THE AUTOMATIC CONVERSION, ON THE CONVERSION TRANSACTION DATE. You will be able to reallocate your account value, subject to Option A limits at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Balanced Strategy Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

Upon conversion, a recurring optional rebalancing program is not available; instead, you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) on that date will be invested in the AXA Balanced Strategy Portfolio. If the AXA Balanced Strategy Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above in "Automatic conversion."

You may elect a new Investment simplifier or general dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-ups of the death benefit as of the contract anniversary following age 80. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death


                                              CONTRACT FEATURES AND BENEFITS 43
benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit, subject to the following restrictions:

..   You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your


44  CONTRACT FEATURES AND BENEFITS

   Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

..   The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

..   After the Guaranteed withdrawal benefit for life is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue on a pro rata basis.

..   If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under the Guaranteed minimum income benefit that you had originally elected.

..   Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

After your request has been processed, you will receive a letter confirming that the Guaranteed withdrawal benefit for life has been dropped.

See "Investment options" earlier in this section for information regarding how dropping the Guaranteed withdrawal benefit for life would affect your investment options.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT
(For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts only)

THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS INTENDED TO PROVIDE OPTIONS TO BENEFICIARIES IN COMPLYING WITH FEDERAL INCOME TAX RULES. THERE ARE A NUMBER OF LIMITATIONS ON WHO CAN PURCHASE THE CONTRACT, HOW THE CONTRACT IS PURCHASED, AND THE FEATURES THAT ARE AVAILABLE UNDER THE CONTRACT. A PROSPECTIVE PURCHASER SHOULD SEEK TAX ADVICE BEFORE MAKING A DECISION TO PURCHASE THE CONTRACT.

We offer the Inherited IRA beneficiary continuation contract to eligible beneficiaries under individual retirement arrangements (traditional or Roth) where the original individual retirement account or annuity was not issued by AXA Equitable. The beneficiary may want to change the investments of the "original IRA" inherited from the now-deceased IRA owner, but must take post-death required minimum distribution ("RMD") payments from an IRA that was inherited. The Inherited IRA beneficiary continuation contract has provisions intended to meet post-death RMD rules, which are similar to those of the Beneficiary continuation option ("BCO") restricted to eligible beneficiaries of contracts issued by AXA Equitable. See "Beneficiary continuation option for traditional IRA and Roth IRA contracts only" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. Further, since the Inherited IRA beneficiary continuation contract is intended to replace the investment originally selected by the now-deceased IRA owner, a prospective purchaser should carefully consider the features and investments available under the Inherited IRA beneficiary continuation contract, and the limitations and costs under the contract in comparison with the existing arrangement before making any purchase decision. Finally, the contract may not be available in all states. Please speak with your financial professional for further information.

WHO CAN PURCHASE AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The Inherited IRA beneficiary continuation contract is offered only to beneficiaries of non-AXA Equitable contracts as follows:

..   beneficiaries of IRAs who are individuals ("IRA beneficiaries"); and

..   eligible non-spousal individual beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Non-spousal Applicable Plan beneficiaries"). The purpose is to enable such beneficiaries to elect certain post-death RMD payment choices available to them under federal income tax rules, which may not be offered under the Applicable Plan.

Certain trusts with only individual beneficiaries are treated as individuals and are eligible to purchase the Inherited IRA beneficiary continuation contract if such trust is either an IRA beneficiary or a Non-spousal Applicable Plan beneficiary.

HOW AN INHERITED IRA BENEFICIARY CONTINUATION CONTRACT IS PURCHASED

IRA BENEFICIARY. A traditional Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original traditional IRA. An Inherited Roth IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original Roth IRA. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the original traditional or Roth IRA, and not in his/her own right. For this reason, the contract must also contain the name of the deceased owner.

NON-SPOUSAL APPLICABLE PLAN BENEFICIARY. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract. The owner of the Inherited IRA beneficiary continuation contract owns the contract in his/her capacity as beneficiary of the deceased plan participant, and not in his/her own right. For this reason, the contract must also contain the name of the deceased plan participant. In this discussion, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."


                                              CONTRACT FEATURES AND BENEFITS 45

LIMITATIONS ON CERTAIN FEATURES UNDER THE INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

This contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin no later than December 31st of the calendar year following the year the deceased owner died. Since the contract is set up to make post-death RMD payments at least once a year, the contract is not suitable for beneficiaries who do not want to take payments from this contract every year. Beneficiaries who do not want to take scheduled payments and want to wait until the 5th year after death to withdraw the entire amount of the Inherited IRA funds should not purchase this contract. Because of the contract's focus on payments, certain features noted below more suitable to long-term accumulation vehicles are not available under this contract.

When the Inherited IRA beneficiary continuation contract is owned by an IRA beneficiary:

..   The Inherited IRA beneficiary continuation contract can be purchased even though you have already begun taking post-death RMD payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.


..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.


..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions are limited to the first contract year only (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).


..   The Inherited IRA contract is designed to pay you at least annually (but you can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.


When the Inherited IRA beneficiary continuation contract is owned by a Non-spousal Applicable Plan beneficiary:


..   The initial contribution must be a direct rollover from the deceased plan participant's Applicable Plan and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix VIII" for more information.


..   There are no subsequent contributions.

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

..   You must receive payments from the Inherited IRA contract even if you are receiving payments from another IRA derived from the deceased plan participant.

Features of the Inherited IRA beneficiary continuation contract which apply to either type of owner:

..   The beneficiary of the original IRA (or the Non-spousal Applicable Plan beneficiary) will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The GMIB I -- Asset Allocation, GMIB II -- Custom Selection and the
    "Greater of" enhanced death benefits, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected an enhanced death benefit, it will no longer be in effect and charges for such benefit will stop. The Guaranteed minimum death benefit will also no longer be in effect.


46  CONTRACT FEATURES AND BENEFITS

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.


                                              CONTRACT FEATURES AND BENEFITS 47

2. Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; and (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; and (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges if applicable under your Accumulator(R) Series contract); or

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.


48  DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options


TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

..   Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

..   Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing or through Online Account Access. Under Option A, you may also request a transfer by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)the contract number;

(2)the dollar amounts or percentages of your current account value to be transferred; and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "5% Roll-up to age 80 benefit base" earlier in the Prospectus, the 5% roll-up rate applies with respect to most investment options, but a 2% roll-up rate applies with respect to the EQ/Money Market variable investment option or the guaranteed interest option (not including any amounts allocated to the account for special dollar cost averaging or special money market dollar cost averaging).

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 5% and the other portion that is rolling up at 2%. If you transfer account value from a 5% option to a 2% option, all or a portion of your benefit base will transfer from the 5% benefit base segment to the 2% benefit base segment. Similarly, if you transfer account value from a 2% option to a 5% option, all or a portion of your benefit base will transfer from the 2% segment to the 5% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.


                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 49


--------------------------------------------------------------------------------

This means that we calculate the percentage of current account value in the investment options with a 5% roll-up rate that is being transferred to an investment option with a 2% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 5% investment options, and your benefit base is $40,000 and is all rolling up at 5%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 2% investment option), then we will transfer 50% of your benefit base ($20,000) from the 5% benefit base segment to the 2% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 5% and $20,000 will roll-up at 2%. In this example , the amount of your Roll-up benefit base rolling up at 2% is more than the dollar amount of your transfer to a 2% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 2% investment options, and your benefit base is $30,000 and is all rolling up at 2%, and you transfer 50% of your account value ($20,000) to a 5% investment option, then we will transfer 50% of your benefit base ($15,000) from the 2% benefit base segment to the 5% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 5% and $15,000 will roll-up at 2%. In this example, the dollar amount of your benefit base rolling up at 5% is less than the dollar amount of your transfer to a 5% investment option.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges


50 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.


                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 51

4. Accessing your money


WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWBL" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


------------------------------------------------------------
                   METHOD OF WITHDRAWAL
------------------------------------------------------------
                  AUTO-
                  MATIC                  PRE-AGE   LIFETIME
                 PAYMENT                  59 1/2   REQUIRED
                  PLANS                    SUB-     MINIMUM
                  (GWBL          SYSTE- STANTIALLY DISTRIBU-
 CONTRACT/(1)/    ONLY)  PARTIAL MATIC    EQUAL      TION
------------------------------------------------------------
NQ                 Yes     Yes    Yes      No         No
------------------------------------------------------------
Traditional IRA    Yes     Yes    Yes      Yes        Yes
------------------------------------------------------------
Roth IRA           Yes     Yes    Yes      Yes        No
------------------------------------------------------------
Inherited IRA      No      Yes    No       No         /(2)/
------------------------------------------------------------
QP/(3)/            Yes     Yes    No       No         No
------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

(3)All payments are made to the plan trust, as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.

--------------------------------------------------------------------------------
All requests for withdrawals must be made on a specific form that we provide. Please see "How to reach us" under "Who is AXA Equitable?" earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last



52  ACCESSING YOUR MONEY


--------------------------------------------------------------------------------
contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the Guaranteed withdrawal benefit for life, and you will be advised to cancel this election in the Systematic Withdrawal election form and in the Guaranteed minimum income benefit exercise notice.

SUBSTANTIALLY EQUAL WITHDRAWALS
(traditional IRA, Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not


                                                       ACCESSING YOUR MONEY  53

(i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or
(iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(traditional IRA contracts only -- See "Tax information" later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under qualified plan contracts.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.


This service does not generate automatic required minimum distribution payments during the first calendar year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


--------------------------------------------------------------------------------
For traditional IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made


54  ACCESSING YOUR MONEY
during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 5% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA and QP) generally should not reset the Roll-up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals (including RMDs) will reduce your benefits on either a pro rata or dollar-for-dollar basis. Unless otherwise stated, the withdrawal deductions will be on a pro rata basis.

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If the Guaranteed minimum income benefit is elected at issue, during the first year, with respect to the GMIB I -- Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II -- Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each benefit's 5% Roll-up to age 80 benefit base on a pro rata basis. Beginning on the first day of the 2nd contract year, with respect to the GMIB I -- Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II -- Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefit's 5% Roll-up to age 80 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll-up benefit base on the contract issue date or the most recent contract date anniversary, if later. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base on a pro rata basis.

If the Guaranteed minimum income benefit is elected after the contract is issued, withdrawals (including any applicable withdrawal charges), will reduce each benefit's 5% Roll-up to age 80 benefit base on a pro rata basis for the remainder of the contract year in which the benefit was added. Beginning on the first day of the contract year following the contract year in which the Guaranteed minimum income benefit is added, withdrawals will reduce each of the benefit's Roll-up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll-up benefit base.

When an RMD withdrawal using our RMD program occurs, the waiting period for dollar-for-dollar withdrawals will not apply and the entire withdrawal amount will reduce the roll-up benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your 5% Roll-up to age 80 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 80 benefit base will always be reduced on a pro rata basis.

If dollar-for-dollar withdrawals were to be allowed in the first contract year, for both of the Guaranteed minimum income benefits and "Greater of" enhanced death benefits, the dollar-for-dollar withdrawal amount for the first contract year will be determined using all contributions received in the first 90 days after contract issue. For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year even if the benefit is added after issue.

For certain existing contract owners, the affect of withdrawals on your Guaranteed minimum income benefit and Guaranteed minimum death benefit is different. Please see Appendix VII -- "Contract variations" for more information.


                                                       ACCESSING YOUR MONEY  55

If you convert from a QP contract to an IRA, your waiting period for the dollar-for-dollar withdrawal under the IRA contract will include any time that you were a participant under the QP contract.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis regardless of the type of "Greater of" enhanced death benefit you had elected. If you drop the Guaranteed minimum income benefit at age 80 without converting it to the Guaranteed withdrawal benefit for life, your death benefit will retain its original withdrawal treatment. See "Dropping the Guaranteed minimum income benefit after issue" described earlier under "Contract features and benefits."

HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals,""Effect of your account value falling to zero" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

Please consider, however, that the Guaranteed withdrawal benefit for life is not beneficial to the Owner unless the Owner intends to take withdrawals.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" and "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 5% of the Roll-up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living.


56  ACCESSING YOUR MONEY

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called annuitization. Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and you receive a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a supplementary payout contract, as described in more detail later in this section. Your interest in a variable payout contract is a security under the federal securities law and you will receive a separate prospectus related to the contract you select. Currently, the only variable payout option available to a purchaser of a Accumulator(R) Series annuity contract is the Variable Immediate Annuity contract.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Accumulator(R) Plus/SM/ contracts) after the contract issue date. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.

In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply in your state.

You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

-------------------------------------------------------------------
Fixed annuity payout options       Life annuity
                                   Life annuity with period certain
                                   Life annuity with refund certain
                                   Period certain annuity
-------------------------------------------------------------------
Variable Immediate Annuity         Life annuity
  payout options (described in a   Life annuity with period certain
  separate prospectus)
-------------------------------------------------------------------
Income Manager(R) payout options   Life annuity with period certain
  (available for owners and        Period certain annuity
  annuitants age 83 or less at
  contract issue) (described in a
  separate prospectus)
-------------------------------------------------------------------

..   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.


                                                       ACCESSING YOUR MONEY  57

..   Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

INCOME MANAGER(R) PAYOUT OPTIONS

Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know. The Income Manager(R) payout annuity contracts differ from the other pay-out annuity contracts. If you elect an Income Manager payout option, the amount applied will be allocated to fixed maturity options to provide payments during the period certain. If you elect an Income Manager(R) life annuity with period certain, a portion of the amount applied will be used to provide for payments after the certain period while you are living. The amounts allocated to a fixed maturity option will receive a fixed rate of interest during a set period, generally 1 to 15 years from date of allocation to the maturity date of the option. In deciding whether to select an Income Manager(R) payout, you should be aware that we make a market value adjustment (up or down) if you make a withdrawal before the maturity date of the selected option. In addition, you should consider that the amount applied to the payout option may be subject to a new withdrawal charge of up to 7% for withdrawals in the first seven years of the payout contract (in excess of a 10% free withdrawal amount).

The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

For QP contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a traditional IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION
(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.)

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. Non-life contingent period certain payouts are not available for variable payouts, so no withdrawal charge is applicable to variable payouts.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1." Before you select an Income Manager(R) payout option, you should read the Income Manager(R) prospectus which contains important information that you should know.


58  ACCESSING YOUR MONEY

PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity pay-out, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite/SM/ or Accumulator(R) Select/SM/ contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus/SM/ contract date. (Please see Appendix VI later in this Prospectus for information on state variations.). You can change the date your annuity payments are to begin anytime. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender if an Income Manager(R) payout option is chosen.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date.

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity pay-out option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any Joint Owner or Successor Owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.


                                                       ACCESSING YOUR MONEY  59

5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator :                0.80%

   Accumulator(R) Plus/SM/:     0.95%

   Accumulator(R) Elite/SM/:    1.10%

   Accumulator(R) Select/SM/:   1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.30%

   Accumulator(R) Plus/SM/:     0.35%

   Accumulator(R) Elite/SM/:    0.30%

   Accumulator(R) Select/SM/:   0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.20%

   Accumulator(R) Plus/SM/:     0.25%

   Accumulator(R) Elite/SM/:    0.25%

   Accumulator(R) Select/SM/:   0.35%


60  CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.


WITHDRAWAL CHARGE
(For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts only )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Accumulator(R) Plus/SM/                                      8%  8%  7%  7%  6%      5%  4%  3%      2%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Accumulator(R) Elite/SM/                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5/th/ and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed


                                                       CHARGES AND EXPENSES  61
minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 5% Roll-up to age 80 or the Annual Ratchet to age 80 enhanced death benefit ("Greater of" GMDB I or "Greater of" GMDB II), beginning on the first day of the 2nd contract year, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 5% of the beginning of contract year 5% Roll-up to age 80 benefit base even if such withdrawals exceed the free withdrawal amount. If you added the GMIB after the first contract year, beginning on the first day of the contract year that follows the contract year in which the GMIB was added, this same waiver will apply. Also, a withdrawal charge does not apply to a withdrawal that exceeds 5% of the beginning of contract year 5% Roll-up to age 80 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 80.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 80. If you elect the Annual Ratchet to age 80 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 80 benefit base (0.30% in New York and Washington).

"GREATER OF" GMDB I -- GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE
80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.90% of the greater of the 5% Roll-up to age 80 or the Annual Ratchet to age 80 benefit base.

If you opt to reset your Roll-up benefit base on the first or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.05%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.


62  CHARGES AND EXPENSES

"GREATER OF" GMDB II -- GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.10% of the greater of the 5% Roll-up to age 80 or the Annual Ratchet to age 80 benefit base. If you opt to reset your Roll-up benefit base on the first or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.25%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money mar ket dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid or the "Greater of" enhanced death benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 80, whichever occurs first. For the Guaranteed minimum income benefit I -- Asset Allocation, the charge is equal to 0.90% of the benefit base. For the Guaranteed minimum income benefit II -- Custom Selection, the charge is equal to 1.10% of the benefit base.

If you opt to reset your Roll-up benefit base on the first or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.20% for the Guaranteed minimum income benefit I -- Asset Allocation and 1.40% for the Guaranteed minimum income benefit II -- Custom Selection. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits unless the no lapse guarantee is in effect, as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge may increase as the result of an Annual Ratchet, up to a percentage equal to a maximum charge of 1.20% for Guaranteed minimum income benefit I -- Asset Allocation or 1.40%


                                                       CHARGES AND EXPENSES  63
for Guaranteed minimum income benefit II -- Custom Selection. We will permit you to opt out of the ratchet if the charge increases. If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed withdrawal benefit for life is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


64  CHARGES AND EXPENSES

6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time while you are alive and the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death benefit rider will be revoked; (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and
(iii) the standard death benefit will apply.

--------------------------------------------------------------------------------

When we use the terms "owner" and "joint owner," we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms "Owner" and "Successor Owner" are intended to be references to "Annuitant" and "Joint Annuitant," respectively, if the contract has a non-natural owner.

--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.


                                                   PAYMENT OF DEATH BENEFIT  65

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

   -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 79 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. If you were age 80 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 80) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80.


66  PAYMENT OF DEATH BENEFIT

   -- If you elected either the Annual Ratchet to age 80 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal Continuation. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

..   If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 80 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 80. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.


                                                   PAYMENT OF DEATH BENEFIT  67

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.


68  PAYMENT OF DEATH BENEFIT

If the deceased is the owner or the older joint owner:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.


                                                   PAYMENT OF DEATH BENEFIT  69

7. Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES


Taxpayers with incomes over $250,000 should consider the 3.8% Medicare tax on investment income (including, for this purpose, income from NQ contracts) which will be effective after December 31, 2012.


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.


70  TAX INFORMATION

Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION.


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 80 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT


In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).


1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are


                                                            TAX INFORMATION  71
taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source con-
   tract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.


In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).


The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.


Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.


72  TAX INFORMATION

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may purchase the contract as a traditional IRA or Roth IRA. We also offer Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical


                                                            TAX INFORMATION  73
requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70 1/2 "catch-up contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover: You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


74  TAX INFORMATION

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


                                                            TAX INFORMATION  75

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions --"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she


76  TAX INFORMATION
reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary. "PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus for more information. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If


                                                            TAX INFORMATION  77
you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or a governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2 the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.


78  TAX INFORMATION

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If

                                                            TAX INFORMATION  79
you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING


We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.


..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.


Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


80  TAX INFORMATION

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.


A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.



                                                            TAX INFORMATION  81

8. More information


--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of the Separate Account's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to limit or terminate contributions or transfers into any of the variable investment options; and

(9)to limit the number of variable investment options you may select.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.


82  MORE INFORMATION

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note

                                                           MORE INFORMATION  83
   that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

84  MORE INFORMATION

See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS


Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint Life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single Life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single Life Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract. The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

                                                           MORE INFORMATION  85

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. This compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

86  MORE INFORMATION

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.


Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


                                                           MORE INFORMATION  87

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



-------------------------------------------------------------------------------------
                                              FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------
                                          2011    2010    2009    2008   2007   2006
-------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
-------------------------------------------------------------------------------------
   Unit value                            $ 11.80 $ 12.24 $ 11.27     --     --     --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    28,556  17,844   4,766     --     --     --
-------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
-------------------------------------------------------------------------------------
   Unit value                            $ 11.69 $ 12.01 $ 11.14     --     --     --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,232   8,028   2,471     --     --     --
-------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
-------------------------------------------------------------------------------------
   Unit value                            $ 11.21 $ 11.28 $ 10.65     --     --     --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,013   5,075   1,386     --     --     --
-------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
-------------------------------------------------------------------------------------
   Unit value                            $ 12.23 $ 12.97 $ 11.76     --     --     --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    30,523  22,971   9,085     --     --     --
-------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
-------------------------------------------------------------------------------------
   Unit value                            $ 12.24 $ 12.83 $ 11.73     --     --     --
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    43,029  29,673   9,521     --     --     --
-------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $ 15.53 $ 15.84 $ 12.04 $ 8.99 $16.46 $14.29
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,319   3,127   2,475  2,070  1,013    213
-------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------
   Unit value                            $  8.89 $  9.96 $  8.12 $ 6.42 $ 9.76 $10.82
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,890   3,834   3,612  2,521  1,033    123
-------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.85 $ 11.59 $ 9.02 $14.40 $14.42
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,486   8,518   7,088  3,987  1,992    385
-------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------
   Unit value                            $  2.34 $  2.38 $  2.09 $ 1.90 $ 2.84 $ 2.77
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,306  13,840  12,019  8,373  3,300    989
-------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------
   Unit value                            $ 10.14 $ 10.25 $  9.23 $ 7.14 $13.22 $11.94
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       595     731     723    594    324    101
-------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------
   Unit value                            $ 12.34 $ 12.02 $ 10.52 $ 8.11 $13.61 $13.57
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,141   3,105   3,080  2,728  2,267    276
-------------------------------------------------------------------------------------


I-1 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------
                                          2011    2010    2009    2008    2007    2006
---------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 11.11 $ 11.20 $  9.79 $  7.73 $ 13.94 $13.65
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,092   6,298   6,300   3,919   2,328    869
---------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 10.85 $ 10.49 $ 10.05 $  9.91 $ 11.03 $10.84
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,017  10,201   9,215   3,840   3,598  1,106
---------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------
   Unit value                            $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,529   8,228   8,363   7,157   3,823    406
---------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,406   9,058   8,430   4,505   2,496    553
---------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)    47,962  51,107  53,600  48,476  21,512     --
---------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 11.42 $ 10.99 $ 10.68 $ 11.07 $ 10.83 $10.27
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,613   4,344   4,131   2,411     353     63
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.44 $ 15.18 $ 14.08 $ 10.54 $ 19.36 $17.03
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,764   5,762   5,399   3,339   1,892    625
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 12.61 $ 12.14 $  9.68 $ 19.90 $18.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,997   7,476   7,762   7,019   4,042    800
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 14.85 $ 14.19 $ 11.04 $ 19.62 $18.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,719   4,897   4,627   3,778   2,421    590
---------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------
   Unit value                            $ 11.45 $ 12.24 $ 11.05 $  8.46 $ 14.23 $14.59
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,706   1,627   1,315     893     648    104
---------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 11.53 $ 12.20 $ 10.82 $  8.67 $ 14.03 $13.69
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)       704     636     588     365     162     37
---------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 13.54 $ 13.40 $ 11.71 $  8.71 $ 13.84 $12.31
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,019   1,820   1,648   1,472     881    180
---------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 13.60 $ 12.04 $  9.04 $ 14.83 $13.00
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,628   1,994   1,863   1,333     747     58
---------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-2

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------
                                             FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------
                                          2011    2010   2009   2008   2007   2006
-----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------
   Unit value                            $  5.83 $ 5.92 $ 5.24 $ 4.45 $10.42 $11.22
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,147  3,116  2,573  1,673  1,065    314
-----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------
   Unit value                            $  9.94 $10.61 $ 9.54 $ 8.03 $14.35 $15.23
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,541  4,942  5,376  5,760  5,014  1,142
-----------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------
   Unit value                            $ 11.08 $12.27 $10.91 $ 8.81 $12.92 $11.83
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,230  2,940  2,462  1,142    524     92
-----------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $  5.80 $ 6.58 $ 5.80 $ 4.28 $ 7.26 $ 6.33
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,721  8,917  7,396  5,559  3,231    363
-----------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------
   Unit value                            $ 12.87 $13.36 $10.76 $ 8.00 $15.98 $14.99
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,047  5,233  5,325  3,947  2,442    587
-----------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------
   Unit value                            $ 13.12 $14.68 $12.15 $ 9.06 $15.19 $15.64
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,540  8,296  9,184  1,612  1,507    506
-----------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------
   Unit value                            $ 10.26 $10.39 $10.53 $10.67 $10.58 $10.24
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,651  5,496  8,093  6,707  1,895    702
-----------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-----------------------------------------------------------------------------------
   Unit value                            $ 15.46 $16.97 $13.00 $ 8.38 $16.12 $13.35
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,727  5,277  4,560  3,390  1,545    298
-----------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------
   Unit value                            $  9.50 $10.53 $ 9.26 $ 6.77 $11.58 $11.10
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,123  4,348  3,449  2,631  1,541    158
-----------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------
   Unit value                            $ 11.20 $11.21 $10.69 $10.21 $11.07 $10.73
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,495  5,967  4,912  1,880  1,453    364
-----------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-----------------------------------------------------------------------------------
   Unit value                            $ 13.70 $14.46 $11.64 $ 9.35 $14.39 $14.85
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,801  5,026  4,873  2,215  1,354    370
-----------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------
   Unit value                            $  6.02 $ 6.22 $ 5.42 $ 3.85 $ 6.75 $ 6.37
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,315  9,277  7,194  2,900  1,437    154
-----------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-----------------------------------------------------------------------------------
   Unit value                            $  7.84 $ 8.66 $ 8.13 $ 6.33 $10.84 $10.76
-----------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,890  5,019  5,026  4,870  4,461    526
-----------------------------------------------------------------------------------


I-3 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------
                                              FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------
                                          2011    2010    2009   2008   2007   2006
------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------
   Unit value                            $  2.04 $  2.13 $ 1.90 $ 1.46 $ 2.46 $ 2.47
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,726   5,355  4,312  2,891  2,349    473
------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------
   Unit value                            $  9.96 $ 10.30 $ 9.06 $ 7.15 $11.48 $11.93
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,990   2,995  2,994  2,784  2,074    664
------------------------------------------------------------------------------------
 EQ/WELL FARGO OMEGA GROWTH
------------------------------------------------------------------------------------
   Unit value                            $ 14.13 $ 15.21 $13.14 $ 9.49 $13.28 $12.09
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,492   3,985  2,913    807    550     81
------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 10.91 $ 11.79 $10.16 $ 7.50 $14.25 $12.96
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,713   4,150  2,900    529    238     94
------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------
   Unit value                            $ 13.35 $ 12.78 $12.20 $11.41 $11.28 $10.76
------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,377  11,264  8,726  2,680  1,109    333
------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.67 $ 14.41 $13.65 $10.65 $20.44 $18.42
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,762   3,852  3,873  2,606  1,524    386
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.01 $ 12.04 $10.94 $ 8.36 $14.02 $13.53
------------------------------------------------------------------------------------
   Number of units outstanding (000's)       992     928    759    507    349     62
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 12.41 $ 13.31 $11.92 $ 9.83 $15.92 $15.57
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,985   3,101  3,180  2,483  1,212    264
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------
   Unit value                            $ 13.17 $ 14.49 $11.57 $ 8.27 $14.84 $13.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,147   2,136  1,900  1,229    725    212
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 14.07 $ 16.45 $13.34 $ 9.36 $14.81 $15.00
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,972   2,689  2,341  1,300    778    224
------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------
   Unit value                            $  4.14 $  4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,121   7,726  7,492  4,840  3,439    574
------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 12.49 $10.17 $ 8.15 $13.29 $14.93
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,461   1,478  1,415    910    704    327
------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------
   Unit value                            $ 12.92 $ 13.76 $11.84 $ 7.57 $14.50 $12.42
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,374   3,303  3,012  1,902    986    112
------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-4

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.72 $ 12.19 $ 11.25      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,613   5,024   1,803      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.61 $ 11.96 $ 11.13      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,541   3,348   1,192      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.14 $ 11.23 $ 10.63      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,004   1,855     457      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.15 $ 12.91 $ 11.74      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,548   8,601   3,580      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.16 $ 12.78 $ 11.71      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,302  11,497   4,999      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.11 $ 19.54 $ 14.90 $ 11.15 $ 20.47 $ 17.82 $ 16.60 $ 15.12 $ 13.48 $  9.71
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,859   2,770   2,587   2,766   2,301   1,922   1,979   2,313   2,809   3,037
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.77 $  9.85 $  8.05 $  6.38 $  9.73 $ 10.82      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,620   2,403   2,073   1,829     936     153      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.95 $ 20.92 $ 18.92 $ 14.75 $ 23.62 $ 23.71 $ 19.92 $ 19.65 $ 18.05 $ 13.98
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,468   5,037   4,776   3,421   2,381   1,301   1,147   1,430   1,339   1,334
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.57 $  5.68 $  4.98 $  4.54 $  6.81 $  6.67 $  5.84 $  5.59      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,811   6,127   5,308   3,897   2,391   1,207     536     306      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.47 $  7.57 $  6.83 $  5.30 $  9.83 $  8.91 $  8.60 $  8.03 $  7.87 $  6.25
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       623     620     641     636     349     147      65      88     101      79
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.56 $ 11.29 $  9.90 $  7.65 $ 12.88 $ 12.87 $ 11.67 $ 11.18 $ 10.23 $  7.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,729   5,007   5,543   6,117   7,563   4,914   5,540   6,418   6,957   7,543
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $201.73 $203.81 $178.67 $141.42 $255.59 $250.91 $230.23 $224.21 $199.56 $135.53
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       444     467     502     423     392     361     370     430     484     521
------------------------------------------------------------------------------------------------------------------------


I-5 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004    2003    2002
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.91 $ 13.48 $ 12.94 $ 12.80 $ 14.28 $14.07 $13.73 $ 13.65 $ 13.32 $ 13.09
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,160   9,069   8,565   6,813   8,678  7,950  8,015   8,979  10,672  12,695
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.94 $  9.52 $  8.65 $  6.63 $ 11.07 $10.84     --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,090   5,553   6,031   5,304   3,797    665     --      --      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.96 $ 25.98 $ 23.07 $ 18.62 $ 30.17 $29.20 $15.77 $ 25.07 $ 23.10 $ 18.36
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,883   5,014   4,766   4,288   4,204  3,534  3,726   4,345   4,750   5,020
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.64 $  8.12 $  7.47 $  5.90 $  9.50     --     --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    26,376  27,864  29,210  27,745  13,483     --     --      --      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.15 $ 19.44 $ 18.94 $ 19.69 $ 19.30 $18.35 $18.07 $ 18.13 $ 18.07 $ 17.97
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,375   2,228   2,248   2,058     813    747    873   1,061   1,357   1,226
----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.32 $ 12.62 $ 11.73 $  8.81 $ 16.22 $14.30 $12.18 $ 10.56 $  9.44 $  7.23
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,307   6,351   6,484   4,686   3,598  2,904  2,599   2,863   2,832   2,786
----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.75 $ 12.44 $ 12.01 $  9.60 $ 19.79 $17.99 $14.79 $ 13.03 $ 11.20 $  8.42
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,041   6,247   6,599   6,749   5,611  1,983  1,000   1,008   1,052     135
----------------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.11 $ 18.30 $ 17.53 $ 13.67 $ 24.36 $22.46 $18.15 $ 16.63 $ 13.89 $ 11.02
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,124   5,532   5,490   5,347   4,881  3,580  3,145   3,356   3,673   4,227
----------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.21 $ 13.09 $ 11.83 $  9.09 $ 15.32 $15.76 $13.30 $ 12.99 $ 11.90 $  9.53
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,749   2,986   2,758   2,921   3,721  4,048  4,589   5,234   6,009   6,939
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.66 $  9.18 $  8.17 $  6.56 $ 10.64 $10.41 $ 9.36 $  8.87 $  8.08 $  6.73
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,282   2,525   2,683   2,845   3,557  4,130  4,965   5,788   6,613   7,231
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.48 $  7.42 $  6.50 $  4.85 $  7.72 $ 6.88 $ 7.03 $  6.21 $  5.82 $  4.80
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,060   7,310   7,663   7,722   7,920  7,569  9,117  10,421  11,828  13,521
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.53 $ 15.32 $ 13.60 $ 10.24 $ 16.84 $14.80 $13.94 $ 12.99 $ 11.72 $  9.20
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,411   2,793   3,016   2,719   2,698  2,090  2,422   2,867   3,344   3,796
----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.74 $  5.84 $  5.18 $  4.42 $ 10.36 $11.19 $10.64      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,597   2,766   2,425   1,742   1,312    738    113      --      --      --
----------------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-6

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.36 $12.15 $10.95 $ 9.24 $16.56 $17.62 $14.75 $14.21 $12.72 $10.04
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,058  6,685  7,574  8,454  9,126  5,695  5,091  5,823  6,106  6,520
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.82 $12.01 $10.71 $ 8.66 $12.75 $11.70 $10.55     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,347  2,449  2,041  1,080    497    138     45     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.84 $14.61 $12.91 $ 9.55 $16.25 $14.20 $11.48     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,068  3,917  3,313  2,704  1,865    310      5     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.76 $11.20 $ 9.04 $ 6.74 $13.50 $12.70 $11.56 $11.04 $ 9.67 $ 6.84
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,910  7,480  7,799  7,091  6,060  4,317  4,297  4,997  5,343  5,392
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.26 $16.00 $13.27 $ 9.92 $16.67 $17.21 $15.54 $14.18 $12.22 $ 9.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,450  7,106  8,258  3,049  3,624  3,215  3,279  3,574  3,783  4,067
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $27.61 $28.05 $28.48 $28.93 $28.78 $27.92 $27.14 $26.87 $27.08 $27.35
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,062  2,790  3,955  5,634  3,506  2,933  1,954  2,306  3,186  4,967
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.20 $16.73 $12.84 $ 8.31 $16.02 $13.29 $12.36     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,242  5,888  5,105  3,782  2,291    361     40     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.37 $10.42 $ 9.18 $ 6.73 $11.54 $11.09     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,639  3,598  3,094  2,347  1,565    227     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.43 $16.49 $15.77 $15.10 $16.41 $15.95 $15.60 $15.54 $15.21 $14.92
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,345  4,269  3,756  1,534  1,355    630    455    480    519    474
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.33 $16.22 $13.10 $10.55 $16.27 $16.83 $14.52 $14.15 $12.21 $ 8.50
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,203  4,357  4,503  2,777  2,196  1,231    854  1,001  1,152    974
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.84 $15.37 $13.41 $ 9.55 $16.79 $15.90 $16.83 $16.44     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,329  4,145  3,402  2,310  2,146     71     15     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.73 $ 8.57 $ 8.06 $ 6.29 $10.80 $10.75     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,403  3,481  3,207  3,287  2,998    531     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.02 $ 5.25 $ 4.71 $ 3.62 $ 6.12 $ 6.15 $ 5.47 $ 5.10     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,795  2,555  2,496  2,130  1,796    424    102      6     --     --
--------------------------------------------------------------------------------------------------------------


I-7 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------
                                          2011    2010   2009   2008   2007   2006   2005   2004   2003   2002
---------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.80 $10.15 $ 8.95 $ 7.08 $11.41 $11.88 $10.41     --     --     --
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,264  2,134  2,153  2,035  1,990    900    131     --     --     --
---------------------------------------------------------------------------------------------------------------
 EQ/WELL FARGO OMEGA GROWTH
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.13 $10.94 $ 9.47 $ 6.86 $ 9.62 $ 8.78 $ 8.42 $ 8.23 $ 7.80 $ 5.74
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,538  5,391  3,886  1,482  1,089    319    349    400    500    378
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 47.51 $51.49 $44.47 $32.90 $62.68 $57.17 $55.24 $51.85 $46.99 $34.70
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       903  1,021    764    210    180    171    172    181    211    241
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.96 $13.40 $12.81 $12.02 $11.91 $11.39 $11.14 $11.13 $10.88 $10.65
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,025  9,742  7,487  3,422  2,253  1,474  1,199  1,470  1,625  1,594
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.49 $12.99 $12.33 $ 9.64 $18.56 $16.77 $13.59 $11.96 $10.30 $ 7.79
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,858  4,046  4,312  3,649  2,753  1,168    480    411    323    108
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.81 $10.76 $ 9.80 $ 7.51 $12.62 $12.21 $10.92 $10.39 $ 9.62 $ 7.63
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,154  1,066  1,086    981    750    346    269    397    296    201
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.19 $12.03 $10.80 $ 8.93 $14.50 $14.21 $12.10 $11.47 $10.18 $ 7.89
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,766  3,050  3,315  3,416  2,431  1,285    919    809    635    503
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.47 $11.54 $ 9.24 $ 6.62 $11.92 $10.82 $10.03 $ 9.40 $ 8.54 $ 6.19
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,342  2,479  2,357  1,770  1,398    884    663    773    720    427
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.77 $14.96 $12.17 $ 8.56 $13.58 $13.78 $12.20 $11.54 $10.18 $ 7.35
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,860  2,739  2,667  1,982  1,394    838    550    720    545    364
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.95 $ 8.37 $ 6.66 $ 5.03 $ 8.83 $ 8.65 $ 7.97 $ 7.53     --     --
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,125  4,459  4,460  3,484  2,924    627    195     11     --     --
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.33 $15.99 $13.05 $10.48 $17.14 $19.31 $16.89 $16.39 $14.22 $10.51
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,633  1,878  1,909  1,879  2,209  2,465  2,629  3,013  3,182  3,460
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $11.50 $ 9.92 $ 6.36 $12.21 $10.49 $ 9.93 $ 9.07 $ 8.77 $ 5.65
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,030  5,183  5,240  4,243  3,629  2,459  2,792  3,478    278    386
---------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-8

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.69 $ 12.17 $ 11.25      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,698   4,678   1,625      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.58 $ 11.94 $ 11.12      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,565   3,038   1,085      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.11 $ 11.21 $ 10.63      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,543   2,134   1,112      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.12 $ 12.89 $ 11.74      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,966  10,299   3,815      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.13 $ 12.76 $ 11.70      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,647   9,422   3,014      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.13 $ 15.48 $ 11.81 $  8.85 $ 16.27 $14.18 $13.22 $12.06 $10.75
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,294   4,251   3,707   4,155   3,846  2,926  1,783    913     81
------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.72 $  9.81 $  8.02 $  6.36 $  9.71 $10.81     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,691   4,425   4,217   3,589   2,069    384     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.97 $ 12.56 $ 11.37 $  8.88 $ 14.23 $14.30 $12.02 $11.87 $10.92
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,402  10,750   9,718   8,195   7,001  5,785  4,888  3,020    210
------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.49 $  5.61 $  4.93 $  4.49 $  6.74 $ 6.61 $ 5.80 $ 5.55     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,357   7,596   7,687   6,763   5,771  4,814  3,177    208     --
------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.87 $ 10.01 $  9.04 $  7.03 $ 13.04 $11.83 $11.43 $10.68 $10.49
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       846     913     976     994     982    894    571    194      5
------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.01 $ 11.74 $ 10.31 $  7.97 $ 13.44 $13.44 $12.20 $11.69 $10.72
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,354  13,284  14,379  15,308  17,200  6,674  4,879  2,900     86
------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.95 $ 11.08 $  9.72 $  7.70 $ 13.93 $13.69 $12.58 $12.26 $10.92
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,758   7,497   8,285   7,635   7,057  7,207  5,402  2,957    158
------------------------------------------------------------------------------------------------------------


I-9 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005   2004   2003
-------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.57 $ 10.25 $  9.85 $  9.76 $ 10.89 $ 10.74 $10.50 $10.44 $10.20
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,379  15,758  15,630  13,286  14,134  11,680  7,995  3,501    284
-------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.89 $  9.48 $  8.63 $  6.61 $ 11.06 $ 10.84     --     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,039  12,024  12,570  12,038   7,823   1,788     --     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.99 $ 12.01 $ 10.68 $  8.63 $ 14.00 $ 13.56 $11.98 $11.67 $10.76
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,594  17,472  16,494  13,591  11,756   9,866  7,495  4,181    204
-------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.60 $  8.09 $  7.45 $  5.90 $  9.50      --     --     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    66,777  72,176  77,428  73,834  36,003      --     --     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 10.78 $ 10.51 $ 10.94 $ 10.74 $ 10.22 $10.07 $10.12 $10.09
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,170   5,599   6,213   5,624   2,177   1,691  1,398    905     69
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.11 $ 14.82 $ 13.80 $ 10.36 $ 19.11 $ 16.87 $14.38 $12.48 $11.17
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,646  12,040  12,800  12,557  12,092  11,624  7,243  3,564    178
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.65 $ 12.34 $ 11.92 $  9.54 $ 19.68 $ 17.91 $14.74 $13.00 $11.19
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,683  10,663  11,782  12,678  12,529   7,675  3,716  1,270     66
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.97 $ 14.52 $ 13.92 $ 10.87 $ 19.38 $ 17.89 $14.47 $13.27 $11.09
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,297   9,253   9,672   8,942   9,184   7,223  4,026  1,161     30
-------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 11.97 $ 10.84 $  8.33 $ 14.06 $ 14.47 $12.22 $11.96 $10.97
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,278   2,399   2,250   2,028   2,094   1,769  1,018    473     42
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 11.92 $ 10.61 $  8.53 $ 13.85 $ 13.56 $12.21 $11.58 $10.57
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,518   1,657   1,676   1,341   1,364   1,455  1,271    643     69
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.17 $ 13.08 $ 11.47 $  8.57 $ 13.66 $ 12.19 $12.46 $11.02 $10.34
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,033   3,861   4,165   4,045   3,311   2,506  1,386    595     44
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.59 $ 13.29 $ 11.81 $  8.90 $ 14.66 $ 12.89 $12.16 $11.34 $10.24
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,906   2,226   2,475   2,429   2,960   1,215    705    369     29
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.70 $  5.81 $  5.16 $  4.40 $ 10.34 $ 11.17 $10.63     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,669   6,525   6,971   6,687   7,005   5,957    563     --     --
-------------------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-10

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005   2004   2003
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.68 $ 10.37 $  9.36 $  7.90 $ 14.17 $ 15.10 $12.65 $12.20 $10.93
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,952  14,184  15,820  17,618  19,894  14,100  9,522  5,080    310
-------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.75 $ 11.94 $ 10.66 $  8.63 $ 12.71 $ 11.68 $10.54     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,343   4,125   4,065   2,823   1,698   1,248    527     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/ MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.75 $ 14.52 $ 12.85 $  9.52 $ 16.21 $ 14.18 $11.48     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,332   7,236   5,774   4,806   3,860   1,674    373     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.51 $ 13.03 $ 10.54 $  7.86 $ 15.77 $ 14.84 $13.53 $12.93 $11.33
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,217  10,198  10,675  10,589  10,337   8,706  5,920  3,260    291
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.78 $ 14.35 $ 11.92 $  8.92 $ 15.00 $ 15.51 $14.02 $12.80 $11.04
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,367  16,208  19,394   5,726   6,668   6,490  4,526  2,213    149
-------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.08 $ 10.25 $ 10.42 $ 10.59 $ 10.55 $ 10.24 $ 9.97 $ 9.87 $ 9.96
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,709  10,912  19,099  26,885   8,854   4,632  2,041  1,005     42
-------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.10 $ 16.63 $ 12.78 $  8.28 $ 15.97 $ 13.27 $12.35     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,135   9,351   7,909   6,915   5,059   2,350    533     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.32 $ 10.37 $  9.15 $  6.71 $ 11.52 $ 11.08     --     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,411   6,724   5,394   4,013   2,779     367     --     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 10.98 $ 10.51 $ 10.07 $ 10.96 $ 10.66 $10.44 $10.40 $10.20
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,790   9,470   9,834   4,558   4,138   3,340  2,303  1,119     95
-------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.34 $ 14.13 $ 11.42 $  9.21 $ 14.21 $ 14.72 $12.72 $12.40 $10.71
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,576   7,175   7,505   4,820   4,773   4,061  2,210  1,215     79
-------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.49 $ 15.02 $ 13.12 $  9.36 $ 16.46 $ 15.61 $16.53 $16.17     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,792   5,568   5,286   3,779   3,120     907    526     22     --
-------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.69 $  8.53 $  8.03 $  6.28 $ 10.79 $ 10.75     --     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,665   8,076   8,585   9,057  10,518   2,001     --     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  4.95 $  5.18 $  4.66 $  3.58 $  6.07 $  6.10 $ 5.43 $ 5.07     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,796   2,626   2,887   3,308   3,079   2,346    952     71     --
-------------------------------------------------------------------------------------------------------------


I-11 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------
                                          2011    2010    2009    2008    2007   2006   2005   2004   2003
-----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------------------
   Unit value                            $  9.73 $ 10.09 $  8.91 $  7.05 $11.38 $11.86 $10.41     --     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,113   9,622  10,345  10,821  9,921  7,856  2,852     --     --
-----------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.76 $ 14.86 $ 12.88 $  9.34 $13.11 $11.98 $11.50 $11.25 $10.69
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,890   6,166   5,221   2,848  2,691  1,979  1,528  1,146    126
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.69 $ 11.60 $ 10.03 $  7.43 $14.17 $12.93 $12.51 $11.75 $10.66
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,858   8,625   5,825   1,350  1,191    976    442    210     15
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 12.43 $ 11.90 $ 11.17 $11.08 $10.61 $10.39 $10.38 $10.16
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    23,507  18,690  19,288  11,031  6,566  5,315  4,566  2,210    301
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 14.06 $ 13.36 $ 10.46 $20.15 $18.23 $14.79 $13.02 $11.23
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,107   7,570   8,035   7,867  7,136  5,220  2,536  1,127     65
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.70 $ 11.75 $ 10.71 $  8.22 $13.82 $13.38 $11.98 $11.41 $10.58
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,700   2,716   2,563   1,797  1,624  1,487  1,016    456     20
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.06 $ 12.98 $ 11.67 $  9.65 $15.69 $15.40 $13.12 $12.46 $11.07
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,128   5,659   6,264   6,951  6,335  5,165  3,109  1,455     59
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.80 $ 14.13 $ 11.32 $  8.12 $14.63 $13.30 $12.33 $11.57 $10.53
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,196   4,760   4,627   4,317  3,883  3,570  2,515  1,381     97
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.67 $ 16.04 $ 13.06 $  9.20 $14.60 $14.83 $13.15 $12.45 $10.99
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,856   4,840   4,569   4,175  4,025  3,627  2,566  1,506    103
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------
   Unit value                            $  6.86 $  8.27 $  6.59 $  4.98 $ 8.75 $ 8.58 $ 7.91 $ 7.49     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,318   7,044   7,464   6,845  6,231  3,530  1,416     31     --
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 12.21 $  9.97 $  8.02 $13.12 $14.80 $12.96 $12.59 $10.93
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,025   5,724   6,164   6,403  7,224  7,719  5,307  2,979    191
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.56 $ 13.42 $ 11.59 $  7.44 $14.29 $12.29 $11.65 $10.64 $10.31
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,819   5,979   5,856   4,301  3,743  2,164  1,431    675     35
-----------------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-12

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.67 $ 12.16 $ 11.24      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       419     256      52      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.56 $ 11.93 $ 11.12      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       408     286      73      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.09 $ 11.20 $ 10.62      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       359     357     151      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.10 $ 12.88 $ 11.73      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       759     529     200      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.11 $ 12.75 $ 11.70      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       949     754     504      --      --      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $ 16.39 $ 14.95 $ 13.34 $  9.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       418     455     346     421     443     462     372     312     478     121
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.70 $  9.79 $  8.01 $  6.36 $  9.71 $ 10.81      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       379     382     380     377     421      38      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $ 19.66 $ 19.43 $ 17.87 $ 13.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       960     954     880     834     842     856     849     802     502     184
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $  5.78 $  5.54      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       634     806     611     730     571     504     326      15      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.33 $  7.44 $  6.72 $  5.23 $  9.71 $  8.81 $  8.51 $  7.96 $  7.82 $  6.22
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       122     129     265     286     373     353     314     204     249      42
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16 $  7.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776     200
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26 $130.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        45      55      60      63      65      73      73      64      29       9
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.62 $ 13.22 $ 12.71 $ 12.59 $ 14.07 $ 13.88 $ 13.57 $ 13.50 $ 13.20 $ 12.99
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,355   1,424   1,504   1,216   1,473   1,477   1,527   1,343   1,175     441
------------------------------------------------------------------------------------------------------------------------


I-13 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.87 $ 9.46 $ 8.61 $ 6.60 $11.05 $10.84     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,593  1,664  1,601  1,517  1,189    216     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $25.27 $25.32 $22.52 $18.20 $29.54 $28.64 $25.31 $24.66 $22.76 $18.11
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,194  1,278  1,432  1,308  1,547  1,418  1,604  1,386  1,074    399
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.58 $ 8.07 $ 7.44 $ 5.89 $ 9.49     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,136  4,481  4,971  5,195  2,805     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72 $17.65
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      457    948    875    948    404    376    481    416    458    259
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.12 $12.39 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38 $ 7.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026    282
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05 $ 8.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530    142
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75 $10.92
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      843    914    984  1,000  1,136  1,052    782    522    441    161
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78 $ 9.45
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      247    256    275    280    288    351    347    370    307    128
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03 $ 6.69
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      284    330    367    389    458    510    603    610    598    229
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.33 $ 7.29 $ 6.39 $ 4.78 $ 7.62 $ 6.80 $ 6.96 $ 6.16 $ 5.78 $ 4.77
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      864    906  1,047  1,004  1,050  1,042  1,055    981    856    341
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60 $ 9.12
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,072    204    249    298    492    192    184    149     93     38
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,412    832    868    847    809    532    144     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60 $ 9.96
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481    530
--------------------------------------------------------------------------------------------------------------


                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-14

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.71 $10.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      517    473    455    425    442    196     84     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/ MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,217  1,214    777    796    665    269     56     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62 $ 6.81
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883    285
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10 $ 9.24
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636    237
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17 $26.47
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      623    729  1,227  1,943  1,051  1,102    845    349    434    630
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      927    889    885    695    782    297    179     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,215  1,073    860    786    674     83     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97 $14.71
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      816    941  1,133    502    626    590    573    555    512    198
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10 $ 8.44
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      734    850  1,024    720    713    744    596    575    449    122
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      571    606    610    421    401     47     41      6     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      657    694    735    848    853    178     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      186    161    166    153     89    104     69     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      581    587    490    545    539    602    296     --     --     --
--------------------------------------------------------------------------------------------------------------


I-15 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75 $ 5.70
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,264    957    537    353    249    215    280    377    218     32
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72 $33.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      206    250    144     53     56     47     25     28     10      4
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84 $10.63
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202    628
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27 $ 7.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      719    842    967    951  1,047  1,030    783    806    360    135
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59 $ 7.61
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      380    416    452    447    473    453    353    272    238    104
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15 $ 7.88
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      773    753    860    921  1,210  1,363  1,238  1,242    726    316
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52 $ 6.18
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      736    783    810    813    934  1,035  1,075  1,055    731    292
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15 $ 7.34
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      726    760    803    727    805  1,010    876  1,011    560    206
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      584    746    786    687    788    475    242     59     --     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09 $10.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      494    612    586    666    748  1,201    991    884    641    270
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74 $ 5.64
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      579    705    766    462    597    350    311    306     98     14
--------------------------------------------------------------------------------------------------------------


                                 APPENDIX I:CONDENSED FINANCIAL INFORMATION I-16

Appendix II: Purchase considerations for QP contracts/(1)/

--------------------------------------------------------------------------------


This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


All payments under the contract will be made to the defined benefit plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion; it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2 trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 5% of the Guaranteed minimum income benefit Roll-up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

II-1 APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

---------------------------------------------------------------------------------
                                    5% ROLL-UP TO AGE 80 ANNUAL RATCHET TO AGE 80
END OF CONTRACT YEAR  ACCOUNT VALUE     BENEFIT BASE           BENEFIT BASE
---------------------------------------------------------------------------------
         1              $102,000          $105,000/(4)/          $102,000/(1)/
---------------------------------------------------------------------------------
         2              $112,200          $110,250/(3)/          $112,200/(1)/
---------------------------------------------------------------------------------
         3              $125,664          $115,763/(3)/          $125,664/(1)/
---------------------------------------------------------------------------------
         4              $100,531          $121,551/(3)/          $125,664/(2)/
---------------------------------------------------------------------------------
         5              $110,584          $127,628/(4)/          $125,664/(2)/
---------------------------------------------------------------------------------
         6              $123,854          $134,010/(4)/          $125,664/(2)/
---------------------------------------------------------------------------------
         7              $123,854          $140,710/(4)/          $125,664/(2)/
---------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 80

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-up to age 80 or the Annual Ratchet to age 80.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on 5% Roll-up to age 80.

                              APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE III-1

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:

---------------------------------------------------------------------------------
                                    5% ROLL-UP TO AGE 80 ANNUAL RATCHET TO AGE 80
END OF CONTRACT YEAR  ACCOUNT VALUE     BENEFIT BASE           BENEFIT BASE
---------------------------------------------------------------------------------
         1              $106,080          $105,000/(3)/          $106,080/(1)/
         2              $116,688          $110,250/(3)/          $116,688/(1)/
         3              $130,691          $115,763/(3)/          $130,691/(1)/
         4              $104,552          $121,551/(3)/          $130,691/(2)/
         5              $115,008          $127,628/(3)/          $130,691/(2)/
         6              $128,809          $134,010/(4)/          $130,691/(2)/
         7              $128,809          $140,710/(4)/          $130,691/(2)/
---------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 80

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-up to age 80 or the Annual Ratchet to age 80.

(3)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4)At the end of contract years 6 and 7, the enhanced death benefit will be based on 5% Roll-up to age 80.

III-2 APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

  ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.34)% and 3.66% for Accumulator(R) contracts; (2.59)% and 3.41% for Accumulator(R) Plus/SM/ contracts; (2.69)% and 3.31% for Accumulator(R) Elite/SM/ contracts; and (2.74)% and 3.26% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.54%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.25% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

                                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS IV-1

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 5% ROLL-UP
                                             TO AGE 80 OR THE
                                             ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                             TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 93,000  93,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     95,008 100,987 88,008  93,987 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A

62       2     90,035 101,891 83,035  94,891 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A

63       3     85,073 102,704 79,073  96,704 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A

64       4     80,118 103,416 74,118  97,416 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A

65       5     75,161 104,018 70,161  99,018 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A

66       6     70,197 104,500 67,197 101,500 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A

67       7     65,219 104,850 64,219 103,850 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A

68       8     60,220 105,057 60,220 105,057 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A

69       9     55,192 105,108 55,192 105,108 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A

70      10     50,128 104,990 50,128 104,990 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268

75      15     23,857 101,339 23,857 101,339 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430

80      20          0  90,930      0  90,930       0     265,330          0   331,462   15,070    15,070   15,070    15,070
------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


---------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 5% ROLL-UP
                                        TO AGE 80 OR THE
                                        ANNUAL RATCHET
                                        TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
     CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
---------------------------------------------------------------------------------------------------------------------
80      20    0     90,930   0   90,930 0         265,330       0        331,462     0    265,330  0       13,266

85      25    0     75,721   0   75,721 0         265,330       0        331,462     0    265,330  0       13,266

90      30    0     57,843   0   57,843 0         265,330       0        331,462     0    265,330  0       13,266

95      35    0     36,766   0   36,766 0         265,330       0        331,462     0    265,330  0       13,266
---------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

IV-2 APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 5% ROLL-UP
                                             TO AGE 80 OR THE
                                             ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                             TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------------
60       0    104,000 104,000 96,000  96,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     98,642 104,860 90,642  96,860 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A

62       2     93,325 105,631 85,325  97,631 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A

63       3     88,043 106,304 81,043  99,304 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A

64       4     82,789 106,870 75,789  99,870 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A

65       5     77,554 107,319 71,554 101,319 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A

66       6     72,333 107,642 67,333 102,642 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A

67       7     67,117 107,828 63,117 103,828 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A

68       8     61,900 107,864 58,900 104,864 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A

69       9     56,673 107,739 54,673 105,739 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A

70      10     51,428 107,439 51,428 107,439 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268

75      15     24,541 102,809 24,541 102,809 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430

80      20          0  91,341      0  91,341       0     265,330          0   331,462   15,070    15,070   15,070    15,070
------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


---------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 5% ROLL-UP
                                        TO AGE 80 OR THE
                                        ANNUAL RATCHET
                                        TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
     CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
---------------------------------------------------------------------------------------------------------------------
80      20    0     91,341   0   91,341 0         265,330       0        331,462     0    265,330  0       13,266

85      25    0     75,070   0   75,070 0         265,330       0        331,462     0    265,330  0       13,266

90      30    0     56,174   0   56,174 0         265,330       0        331,462     0    265,330  0       13,266

95      35    0     34,134   0   34,134 0         265,330       0        331,462     0    265,330  0       13,266
---------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS IV-3

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 5% ROLL-UP
                                             TO AGE 80 OR THE
                                             ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                             TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%          6%         0%        6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 92,000  92,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     94,659 100,638 86,659  92,638 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A

62       2     89,365 101,180 82,365  94,180 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A

63       3     84,110 101,617 78,110  95,617 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A

64       4     78,887 101,939 73,887  96,939 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A

65       5     73,688 102,136 73,688 102,136 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A

66       6     68,507 102,199 68,507 102,199 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A

67       7     63,335 102,117 63,335 102,117 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A

68       8     58,165 101,878 58,165 101,878 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A

69       9     52,990 101,468 52,990 101,468 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A

70      10     47,800 100,877 47,800 100,877 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268

75      15     21,214  94,659 21,214  94,659 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430

80      20          0  81,394      0  81,394       0     265,330          0   331,462        0    15,070        0    15,070
------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


---------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 5% ROLL-UP
                                        TO AGE 80 OR THE
                                        ANNUAL RATCHET
                                        TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
     CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
---------------------------------------------------------------------------------------------------------------------
80      20    0     81,394   0   81,394 0         265,330       0        331,462     0    265,330  0       13,266

85      25    0     63,123   0   63,123 0         265,330       0        331,462     0    265,330  0       13,266

90      30    0     41,976   0   41,976 0         265,330       0        331,462     0    265,330  0       13,266

95      35    0     17,405   0   17,405 0         265,330       0        331,462     0    265,330  0       13,266
---------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

IV-4 APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 80,


-------------------------------------------------------------------------------------------------------------------------------
                                              GREATER OF 5% ROLL-UP
                                              TO AGE 80 OR THE
                                              ANNUAL RATCHET                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                              TO AGE 80 GUARANTEED   TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                 MINIMUM DEATH BENEFIT  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE    ("GREATER OF" GMDB II) ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%      6%      0%          6%         0%        6%        0%        6%       0%        6%
-------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 100,000 100,000 100,000     100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     94,610 100,589  94,610 100,589 105,000     105,000    107,000   107,000      N/A       N/A      N/A       N/A

62       2     89,270 101,079  89,270 101,079 110,250     110,250    114,350   114,350      N/A       N/A      N/A       N/A

63       3     83,973 101,462  83,973 101,462 115,763     115,763    122,068   122,068      N/A       N/A      N/A       N/A

64       4     78,712 101,729  78,712 101,729 121,551     121,551    130,171   130,171      N/A       N/A      N/A       N/A

65       5     73,480 101,870  73,480 101,870 127,628     127,628    138,679   138,679      N/A       N/A      N/A       N/A

66       6     68,268 101,874  68,268 101,874 134,010     134,010    147,613   147,613      N/A       N/A      N/A       N/A

67       7     63,070 101,731  63,070 101,731 140,710     140,710    156,994   156,994      N/A       N/A      N/A       N/A

68       8     57,876 101,430  57,876 101,430 147,746     147,746    166,844   166,844      N/A       N/A      N/A       N/A

69       9     52,681 100,957  52,681 100,957 155,133     155,133    177,186   177,186      N/A       N/A      N/A       N/A

70      10     47,474 100,300  47,474 100,300 162,889     162,889    188,045   188,045    7,268     7,268    7,268     7,268

75      15     20,849  93,733  20,849  93,733 207,893     207,893    251,050   251,050   10,430    10,430   10,430    10,430

80      20          0  80,087       0  80,087       0     265,330          0   331,462        0    15,070        0    15,070
-------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


---------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 5% ROLL-UP
                                        TO AGE 80 OR THE
                                        ANNUAL RATCHET
                                        TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
     CONTRACT                           MINIMUM DEATH BENEFIT   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE ("GREATER OF" GMDB II)  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%          6%          0%         6%        0%     6%     0%        6%
---------------------------------------------------------------------------------------------------------------------
80      20    0     80,087   0   80,087 0         265,330       0        331,462     0    265,330  0       13,266

85      25    0     61,420   0   61,420 0         265,330       0        331,462     0    265,330  0       13,266

90      30    0     39,866   0   39,866 0         265,330       0        331,462     0    265,330  0       13,266

95      35    0     14,886   0   14,886 0         265,330       0        331,462     0    265,330  0       13,266
---------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS IV-5

Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

---------------------------------------------------------------------------------------------------
                                                  NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
---------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                             100,000           100,000           100,000
---------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal./(1)/         104,000           104,000           104,000
---------------------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT EARNINGS: death      4,000             4,000             4,000
    benefit less net contributions (prior to the
    withdrawal in D).
    B minus A.
---------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                          0               3,000             6,000
---------------------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE EARNINGS          0                 0               2,000
    ENHANCEMENT BENEFIT EARNINGS greater of D
    minus C or zero
---------------------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for the              100,000           100,000           98,000
    withdrawal in D)
    A minus E
---------------------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the withdrawal       104,000         101,000/(2)/      98,000/(2)/
    in D)
    B minus D
---------------------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET CONTRIBUTIONS              4,000             1,000               0
    G minus F
---------------------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR                40%               40%               40%
---------------------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT                      1,600              400                0
    H times I
---------------------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the Earnings            105,600           101,400           98,000
    enhancement benefit
    G plus J
---------------------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.
(2)Assumes no earnings on the contract and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

V-1 APPENDIX V: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


Certain information is provided for historical purpose only. The contract is no longer available to new purchasers.


The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-----------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and          If you reside in the state of
            benefits"--"Your right to can-cel   California and you are age 60 and
            within a certain number of days"    older at the time the contract is
                                                issued, you may return your
                                                variable annuity contract within
                                                30 days from the date that you
                                                receive it and receive a refund as
                                                described below. This is also
                                                referred to as the "free look"
                                                period.

                                                If you allocate your entire
                                                initial contribution to the
                                                EQ/Money Market variable
                                                investment option (and/or guar-
                                                anteed interest option, if
                                                available), the amount of your
                                                refund will be equal to your
                                                contribution, unless you make a
                                                transfer, in which case the amount
                                                of your refund will be equal to
                                                your account value on the date we
                                                receive your request to cancel at
                                                our processing office. This amount
                                                could be less than your initial
                                                contribution. If you allocate any
                                                portion of your initial
                                                contribution to the variable
                                                investment options (other than the
                                                EQ/Money Market variable
                                                investment option), your refund
                                                will be equal to your account
                                                value on the date we receive your
                                                request to cancel at our
                                                processing office.

                                                "RETURN OF CONTRIBUTION" FREE LOOK
                                                TREATMENT AVAILABLE THROUGH
                                                CERTAIN SELLING BROKERS-DEALERS

                                                Certain selling broker-dealers
                                                offer an allocation method
                                                designed to preserve your right to
                                                a return of your con-tributions
                                                during the free look period. At
                                                the time of application, you will
                                                instruct your financial
                                                professional as to how your
                                                initial contribution and any
                                                subsequent con-tributions should
                                                be treated for the purpose of
                                                maintaining your free look right
                                                under the contract. Please consult
                                                your financial professional to
                                                learn more about the availability
                                                of "return of contribution" free
                                                look treatment.

                                                If you choose "return of
                                                contribution" free look treatment
                                                of your contract, we will allocate
                                                your entire contribution and any
                                                subsequent contributions made
                                                during the 40 day period following
                                                the Contract Date, to the EQ/Money
                                                Mar-ket investment option. In the
                                                event you choose to exercise your
                                                free look right under the
                                                contract, you will receive a
                                                refund equal to your contributions.

                                                If you choose the "return of
                                                contribution" free look treat-ment
                                                and your contract is still in
                                                effect on the 40th day (or next
                                                Business Day) following the
                                                Contract Date, we will
                                                automatically reallocate your
                                                account value to the invest-ment
                                                options chosen on your application.
-----------------------------------------------------------------------------------


                             APPENDIX V: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS VI-1

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
CALIFORNIA                                       Any transfers made prior to the
(CONTINUED)                                      expiration of the 30 day free look
                                                 will terminate your right to
                                                 "return of con-tribution"
                                                 treatment in the event you choose
                                                 to exercise your free look right
                                                 under the contract. Any transfer
                                                 made prior to the 40th day
                                                 following the Contract Date will
                                                 can-cel the automatic reallocation
                                                 on the 40th day (or next Business
                                                 Day) following the Contract Date
                                                 described above. If you do not
                                                 want AXA Equitable to perform this
                                                 scheduled one- time reallocation,
                                                 you must call one of our customer
                                                 service representatives at 1 (800)
                                                 789-7771 before the 40th day
                                                 following the Contract Date to
                                                 cancel.
------------------------------------------------------------------------------------
CONNECTICUT  See "Credits" in "Contract          Credits applied to contributions
             features and benefits" (For         made within one year of death of
             Accumulator(R) Plus/SM/ contracts   the owner (or older joint owner,
             only)                               if applicable) will not be
                                                 recovered. However, any applicable
                                                 contract with-drawal charges will
                                                 continue to apply to those
                                                 contributions.

             See "Transfers of ownership,        If you elect the GMIB, you may not
             collateral assignments, loans and   change ownership or assign the
             borrowing" in "More information"    GMIB or the contract to an
                                                 institution (such as business
                                                 trusts, corporations, joint stock
                                                 associations, part-nerships,
                                                 limited liability companies and
                                                 other legal entities).
------------------------------------------------------------------------------------
FLORIDA      See "Credits" in "Contract          The following information replaces
             features and benefits" (For         the second bullet of the final set
             Accumulator(R) Plus/SM/ contracts   of bullets in this section:
             only)

                                                 .   You may annuitize your
                                                     contract after twelve months,
                                                     however, if you elect to
                                                     receive annuity payments
                                                     within five years of the
                                                     contract date, we will recover
                                                     the credit that applies to any
                                                     contribution made in that five
                                                     years. If you start receiving
                                                     annuity payments after five
                                                     years from the contract date
                                                     and within three years of
                                                     making any contribution, we
                                                     will recover the credit that
                                                     applies to any contribution
                                                     made within the prior three
                                                     years.

             See "Your right to cancel within a  If you reside in the state of
             certain number of days" in          Florida and you are age 65 or
             "Contract features and benefits"    older at the time the contract is
                                                 issued, you may cancel your
                                                 variable annuity contract and
                                                 return it to us within 21 days
                                                 from the date that you receive it.
                                                 You will receive an unconditional
                                                 refund equal to the cash surrender
                                                 value pro-vided in the annuity
                                                 contract, plus any fees or charges
                                                 de-ducted from the contributions
                                                 or imposed under the contract.

                                                 If you reside in the state of
                                                 Florida and you are age 64 or
                                                 younger at the time the contract
                                                 is issued, you may cancel your
                                                 variable annuity contract and
                                                 return it to us within 14 days
                                                 from the date that you receive it.
                                                 You will receive an unconditional
                                                 refund equal to your
                                                 contributions, including any
                                                 contract fees or charges.

             See "Selecting an annuity payout    The following sentence replaces
             option" under "Your annuity payout  the first sentence of the second options" in "Accessing your money"  paragraph in this section:

                                                 You can choose the date annuity
                                                 payments begin but it may not be
                                                 earlier than twelve months from
                                                 the Accumulator(R) Series contract
                                                 date.

             See "Withdrawal charge" in          If you are age 65 or older at the
             "Charges and expenses"              time your contract is is-sued, the
                                                 applicable withdrawal charge will
                                                 not exceed 10% of the amount
                                                 withdrawn.
------------------------------------------------------------------------------------


     APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
VI-2 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

---------------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------
ILLINOIS  See "Credits" in "Contract          The following information replaces
          features and benefits" (for         the second bullet of the final set
          Accumulator(R) Plus/SM/ contracts   of bullets in this section:
          only)
                                              .   You may annuitize your
                                                  contract after twelve months,
                                                  however, if you elect to
                                                  receive annuity payments
                                                  within five years of the
                                                  contract date, we will recover
                                                  the credit that applies to any
                                                  contribution made in the first
                                                  five years. If you start
                                                  receiving annuity payments
                                                  after five years from the
                                                  contract date and within three
                                                  years of making any
                                                  contribution, we will recover
                                                  the credit that applies to any
                                                  contribution made within the
                                                  prior three years.
          See "Selecting an annuity payout    The following sentence replaces
          option" under "Your annuity payout  the first sentence of the second options" in "Accessing your money"  paragraph in this section:
                                              You can choose the date annuity
                                              payments begin but it may not be
                                              earlier than twelve months from
                                              the Accumu-lator(R) Series
                                              contract date.
          Notice to all Illinois contract     Illinois law provides that a
          owners                              spouse in a civil union and a
                                              spouse in a marriage are to be
                                              treated identically. For pur-poses
                                              of your contract, when we use the
                                              term "married", we include
                                              "parties to a civil union" and
                                              when we use the word "spouse" we
                                              include "parties to a civil
                                              union". While civil union spouses
                                              are afforded the same rights as
                                              married spouses under Illinois
                                              law, tax-related advantages such
                                              as spousal continuation are
                                              derived from federal tax law.
                                              Illinois' Civil Union Law does not
                                              and cannot alter federal law. The
                                              federal Defense of Marriage Act
                                              excludes civil unions and civil
                                              union partners from the meaning of
                                              the word "marriage" or "spouse" in
                                              all federal laws. Therefore, a
                                              civil union spouse does not
                                              qualify for the same tax
                                              advantages provided to a married
                                              spouse under federal law,
                                              including the tax benefits
                                              afforded to the surviving spouse
                                              of an owner of an annuity contract
                                              or any rights under specified
                                              tax-favored savings or retirement
                                              plans or arrangements.
---------------------------------------------------------------------------------
MARYLAND  See "10% free withdrawal amount"    The 10% free withdrawal amount
          under "Withdrawal charge" in        applies to full surrenders.
          "Charges and expenses"
          See "Withdrawal Charge" in          We determine the withdrawal charge
          "Charges and expenses" (For         separately for each contribution
          Accumulator(R) Plus/SM/ contracts   according to the following table:
          only)

                         ------------------------------------------------------
-    -                                  CONTRACT YEAR
                         ------------------------------------------------------
                                        1   2   3   4   5   6   7   8   9   10+
                         ------------------------------------------------------
                         Percentage of  8%  8%  7%  6%  5%  4%  3%  2%  1%  0%
                          contribution
-------------------------------------------------------------------------------

MASSACHUSETTS  Annual administrative charge        The annual administrative charge
                                                   will not be deducted from amounts
                                                   allocated to the Guaranteed
                                                   interest option.
               See "Disability, terminal illness   This section is deleted in its
               or confinement to nursing home"     entirety.
               under "Withdrawal charge" in
               "Charges and ex-penses" (For
               Accumulator(R), Accumulator(R)
               Plus/SM/ and Accumulator(R)
               Elite/SM/ contracts only)
               See "Appendix IV: Hypothetical      The annuity purchase factors are
               Illustrations"                      applied on a unisex basis in
                                                   determining the amount payable
                                                   upon the exercise of the
                                                   Guaranteed minimum income benefit.
--------------------------------------------------------------------------------------
MISSISSIPPI    QP (defined contribution and        Not Available
               defined benefit) contracts
--------------------------------------------------------------------------------------
MONTANA        See "Appendix IV: Hypothetical      The annuity purchase factors are
               Illustrations"                      applied on a unisex basis in
                                                   determining the amount payable
                                                   upon the exercise of the
                                                   Guaranteed minimum income benefit.
--------------------------------------------------------------------------------------


                           APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS VI-3

-------------------------------------------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------------
NEW YORK  Earnings enhancement benefit        Not Available

          "Indication of Intent" (For         The "Indication of Intent" approach to first year con-
          Accumulator(R) Plus/SM/ contracts   tributions in connection with the contribution crediting rate
          only)                               is not available.

          See "Credits" in "Contract          If the owner (or older joint owner, if applicable) dies during
          features and benefits" (For         the one-year period following our receipt of a contribution
          Accumulator(R) Plus/SM/ contracts   to which a credit was applied, we will recover all or a por-
          only)                               tion of the amount of such Credit from the account value,
                                              based on the number of full months that elapse between
                                              the time we receive the contribution and the owner's (or
                                              older joint owner's, if applicable) death, as follows:

                                              Number of                     Percentage of
                                               Months                          Credit
                                               ------                          ------
                                                  0                             100%
                                                  1                             100%
                                                  2                              99%
                                                  3                              98%
                                                  4                              97%
                                                  5                              96%
                                                  6                              95%
                                                  7                              94%
                                                  8                              93%
                                                  9                              92%
                                                 10                              91%
                                                 11                              90%
                                                 12                              89%

                                              We will not recover the credit on subsequent contributions made within 3 years prior to annuitization.

          See "Guaranteed minimum death       GMIB I - Asset Allocation and GMIB II - Custom
          benefit and Guaranteed minimum      Selection 5% Roll-up to age 80 Guaranteed minimum
          income benefit base" in "Contract   income benefit base is capped at 250% of total
          features and benefits"              contributions under the contract. If there is a Roll-up
                                              benefit base reset, the cap becomes 250% of the highest
                                              reset amount plus 250% of any subsequent contributions
                                              made after the reset. Withdrawals do not lower the cap.

          See "Guaranteed minimum death       "Greater of" GMDB I or "Greater of" GMDB II enhanced
          benefit" in "Contract features and  death benefit is not available. All references to these
          benefits"                           benefits should be deleted in their entirety.

          See "The amount applied to          The amount applied to the annuity benefit is the greater of purchase an annuity payout option"  the cash value or 95% of what the account value would
          in "Accessing your money"           be if no withdrawal charge applied.
          (Applicable under Accumulator(R),
          Accumulator(R) Plus/SM/ and
          Accumulator(R) Elite/SM/ contracts
          only)

          See "How withdrawals affect your    If you elect both (1) the Guaranteed minimum income
          Guaranteed minimum income benefit   benefit and (2) the Annual Ratchet to age 80 enhanced
          and Guaranteed minimum death        death benefit, withdrawals (including any applicable
          benefit" in "Accessing your money"  withdrawal charges) will reduce each of the benefits' benefit bases on a pro rata basis for the first contract year if the
                                              Guaranteed minimum income benefit is elected at issue.

                                              Beginning on the first day of the 2nd contract year (or the
                                              1st contract year after the GMIB effective date, if
                                              applicable), withdrawals will reduce the Guaranteed
                                              minimum income benefit Roll-up and Annual Ratchet
                                              benefit bases and the Annual Ratchet to age 80 enhanced
                                              death benefit base, on a dollar-for-dollar basis.
-----------------------------------------------------------------------------------------------------------


     APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
VI-4 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
NEW YORK                                         Once a withdrawal is taken that
(CONTINUED)                                      causes the sum of with-drawals in
                                                 a contract year to exceed 5% of
                                                 the 5% Roll-up to age 80 benefit
                                                 base on the most recent contract
                                                 date anniversary, that entire
                                                 withdrawal and any subsequent
                                                 withdrawals in that same contract
                                                 year will reduce the bene-fit
                                                 bases on a pro rata basis. In all
                                                 contract years beginning after
                                                 your 80th birthday, or earlier if
                                                 you drop the Guaran-teed minimum
                                                 income benefit after issue, the
                                                 Annual Ratchet to age 80
                                                 Guaranteed minimum death benefit
                                                 base will be reduced on a pro rata
                                                 basis by any withdrawals. When an
                                                 RMD withdrawal using our RMD
                                                 program occurs, the Guaranteed
                                                 minimum income benefit Roll-up
                                                 benefit base, the Guaranteed
                                                 minimum income benefit Annual
                                                 Ratchet to age 80 benefit base and
                                                 the Guaranteed minimum death
                                                 benefit Annual Ratchet to age 80
                                                 benefit base (if elected in
                                                 combination with the Guaranteed
                                                 minimum income benefit) will be
                                                 reduced on a dollar- for-dollar
                                                 basis beginning with the first RMD
                                                 withdrawal.

                                                 If you elect (1) the Guaranteed
                                                 minimum income benefit and (2) the
                                                 Standard death benefit,
                                                 withdrawals (including any
                                                 applicable withdrawal charges, if
                                                 applicable) will re-duce the 5%
                                                 Roll-up to age 80 benefit base and
                                                 the Annual Ratchet to age 80
                                                 benefit base on a pro rata basis
                                                 for the first year if the
                                                 Guaranteed minimum income benefit
                                                 is elected at issue. If the
                                                 Guaranteed minimum income benefit
                                                 is added after issue, the
                                                 applicable period begins as of the
                                                 Guaranteed minimum income benefit
                                                 effective date.

                                                 Beginning on the first day of the
                                                 2nd contract year (or the first
                                                 contract year after the GMIB
                                                 effective date, if applicable),
                                                 withdrawals will reduce the
                                                 Guaranteed mini-mum income benefit
                                                 Roll-up to Age 80 benefit base and
                                                 the Annual Ratchet to age 80
                                                 benefit base, on a dollar-for-
                                                 dollar basis, as long as the sum
                                                 of withdrawals in a con-tract year
                                                 is no more than 5% of the 5%
                                                 Roll-up to age 80 benefit base.

                                                 Once a withdrawal is taken that
                                                 causes the sum of with-drawals in
                                                 a contract year to exceed 5% of
                                                 the 5% Roll-up to age 80 benefit
                                                 base on the most recent contract
                                                 date anniversary, that entire
                                                 withdrawal and any subsequent
                                                 withdrawals in that same contract
                                                 year will reduce the 5% Roll-up to
                                                 age 80 benefit base and the Annual
                                                 Ratchet to age 80 benefit base on
                                                 a pro rata basis. The Standard
                                                 death benefit base will be reduced
                                                 on a pro rata basis by any
                                                 withdrawals, regardless of amount.

                                                 If you elect the Annual Ratchet to
                                                 age 80 enhanced death benefit
                                                 without the Guaranteed minimum
                                                 income benefit, withdrawals
                                                 (including any applicable
                                                 withdrawal charges) will reduce
                                                 the benefit base on a pro rata
                                                 basis.

                                                 If the Guaranteed minimum income
                                                 benefit converts to the Guaranteed
                                                 withdrawal benefit for life, the
                                                 Standard death benefit base or
                                                 Annual Ratchet to age 80 benefit
                                                 base will be reduced on a pro rata
                                                 basis by any subsequent
                                                 withdrawals.

             See "Selecting an annuity payout    The earliest date annuity payments
             option" in "Accessing your money"   may begin is 13 months from the
                                                 issue date.
------------------------------------------------------------------------------------


                           APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS VI-5

-----------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------------------
NEW YORK     See "Annuity maturity date" in      Your contract has a maturity date by which
(CONTINUED)  "Accessing your money"              you must either take a lump sum withdrawal or
                                                 select an annuity payout option.

                                                 For Accumulator(R), Accumulator(R) Elite/SM/
                                                 and Accumulator(R) Select contracts:

                                                 The maturity date by which you must take a
                                                 lump sum withdrawal or select an annuity
                                                 payout option is the contract date
                                                 anniversary that follows the annuitant's
                                                 birthday, as follows:

                                                            Maximum
                                                 Issue Age  Annuitization age
                                                 ---------  -----------------
                                                 0-80       90
                                                 81         91
                                                 82         92
                                                 83         93
                                                 84         94
                                                 85         95

                                                 For Accumulator(R) Plus/SM/ contracts:

                                                 The maturity date is the contract date
                                                 anniversary that follows the annuitant's 90th
                                                 birthday.

             See "Charges and expenses"          Deductions of charges from the guaranteed
                                                 interest option are not permitted.

             See "Annual Ratchet to age 80" in   The charge is equal to 0.30% of the Annual
             "Charges and expenses"              Ratchet to age 80 benefit base.

             See "Spousal continuation" in       If the Guaranteed minimum income benefit had
             "Payment of death benefit"          converted to the Guaranteed withdrawal
                                                 benefit for life on a Joint life basis, the
                                                 benefit and charge will remain in effect
                                                 after the death of the first spouse to die,
                                                 and no death benefit is payable until the
                                                 death of the surviving spouse. If you have
                                                 also elected the Annual Ratchet to age 80
                                                 enhanced death benefit, that benefit's
                                                 benefit base will continue to ratchet until
                                                 the contract date anniversary following the
                                                 surviving spouse's age 80. Withdrawal charges
                                                 will continue to apply to all contributions.
                                                 No additional contributions will be
                                                 permitted. If the Guaranteed minimum income
                                                 benefit had converted to the Guaranteed
                                                 withdrawal benefit for life on a Single life
                                                 basis, the benefit and charge will terminate.
                                                 If your spouse elects Spousal continuation
                                                 after your death under a Single life contract
                                                 in which the Guaranteed withdrawal benefit
                                                 for life is in effect, the Annual Ratchet to
                                                 age 80 enhanced death benefit will continue
                                                 to ratchet, or terminate, based on your
                                                 spouse's age, as described earlier in this
                                                 Prospectus and Appendix.

             See "Transfers of ownership,        Collateral assignments are not limited to the
             collateral assignments, loans and   period prior to the first contract date
             borrowing" in "More information"    anniversary. You may assign all or a portion
                                                 of the value of your NQ contract at any time,
                                                 pursuant to the terms described in this
                                                 Prospectus.
-----------------------------------------------------------------------------------------------
OREGON       QP contracts                        Not Available

             See "How you can purchase and       Additional contributions are not permitted to
             contribute to your contract" in     Accumulator(R) or Accumulator(R) Elite/SM/
             "Contract features and benefits"    Inherited IRA contracts, even from properly
             and "Appendix VIII"                 titled sources.
-----------------------------------------------------------------------------------------------



     APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
VI-6 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------
OREGON        See "Lifetime required minimum      The following replaces the third
(CONTINUED)   distribution withdrawals" under     paragraph:
              "Withdrawing your account value"    We generally will not impose a
              in "Accessing your money"           withdrawal charge on minimum
                                                  distribution withdrawals even if
                                                  you are not enrolled in our
                                                  automatic RMD service, except if,
                                                  when added to a lump sum
                                                  withdrawal previously taken in the
                                                  same contract year, the minimum
                                                  distribution withdrawals exceed
                                                  the 10% free withdrawal amount. In
                                                  order to avoid a withdrawal charge
                                                  in connection with minimum
                                                  distribution withdrawals outside
                                                  of our automatic RMD service, you
                                                  must notify us using our request
                                                  form. Such minimum distribution
                                                  withdrawals must be based solely
                                                  on your contract's account value.

              See "Selecting an annuity payout    You can choose the date annuity
              option" under "Your annuity payout  payments begin, but it may not be options" in "Accessing your money"  earlier than seven years from the
                                                  Accumulator(R) contract issue
                                                  date, four years from the
                                                  Accumulator(R) Elite/SM/ contract
                                                  issue date, or nine years from the
                                                  Accumulator(R) Plus/SM/ contract
                                                  issue date. No withdrawal charge
                                                  is imposed if you select a
                                                  non-life contingent period certain
                                                  payout annuity. If the payout
                                                  annuity benefit is based on the
                                                  age or sex of the owner and/or
                                                  annuitant, and that information is
                                                  later found not to be correct, we
                                                  will adjust the payout annuity
                                                  benefit on the basis of the
                                                  correct age or sex. We will adjust
                                                  the number or amount of payout
                                                  annuity benefit payments, or any
                                                  amount of the payout annuity
                                                  benefit payments, or any amount
                                                  used to provide the payout annuity
                                                  benefit, or any combination of
                                                  these approaches. If we have
                                                  overpaid you, we will charge that
                                                  overpayment against future
                                                  payments, while if we have
                                                  underpaid you, we will add
                                                  additional amounts to future
                                                  payments. Our liability will be
                                                  limited to the correct information
                                                  and the actual amounts used to
                                                  provide the benefits.

              See "Disability, terminal illness,  Items (i) and (iii) under this
              or confinement to nursing home"     section are deleted in their
              under "Withdrawal charge" in        entirety.
              "Charges and expenses" (for
              Accumulator(R), Accumulator(R)
              Plus/SM/ and Accumulator(R)
              Elite/SM/ contracts only)

              See "Your beneficiary and payment   The following replaces the fourth
              of benefit" in "Payment of death    paragraph:
              benefit"                            If the age of any person upon
                                                  whose life an optional Guaranteed
                                                  minimum death benefit depends has
                                                  been misstated, any benefits will
                                                  be those which would have been
                                                  purchased at the correct age.
                                                  Therefore, if an optional
                                                  Guaranteed minimum death benefit
                                                  rider was elected by such person,
                                                  the optional Guaranteed minimum
                                                  death benefit rider will be
                                                  adjusted based on the correct age.

              See "Transfers of ownership,        Collateral assignments are not
              collateral assignments, loans and   limited to the period prior to the
              borrowing" in "More information"    first contract date anniversary.
              (For Accumulator(R),                You may assign all or a portion of
              Accumulator(R) Plus/SM/ and         the value of your NQ contract at
              Accumulator(R) Elite/SM/ contracts  any time, pursuant to the terms
              only)                               described in this Prospectus.
-------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                       Your contract refers to
                                                  contributions as premiums.

              Cancelling the Guaranteed minimum   You may cancel the Guaranteed
              income benefit                      minimum income benefit within 10
                                                  days of it being added to your
                                                  contract if you add the benefit to
                                                  your contract after issue. This is
                                                  distinct from your right to drop
                                                  the Guaranteed minimum income
                                                  benefit after issue, and is not
                                                  subject to the restrictions that
                                                  govern that right. We will not
                                                  deduct any charge for the
                                                  Guaran-teed minimum income benefit.
-------------------------------------------------------------------------------------


                           APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS VI-7

-------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------
PENNSYLVANIA  See "Disability, terminal illness   The Withdrawal Charge Waiver does
(CONTINUED)   or confinement to nursing home" in  not apply during the first 12
              "Charges and expenses" (For         months of the contract with
              Accumulator(R), Accumulator(R)      respect to the Social Security
              Plus/SM/ and Accumulator(R)         Disability Waiver, the Six Month
              Elite/SM/ contracts only)           Life Expectancy Waiver, or if the
                                                  owner is confined to a nursing
                                                  home dur-ing such period.

              Special dollar cost averaging       In Pennsylvania, we refer to this
              program                             program as "enhanced rate dollar
                                                  cost averaging."

              Required disclosure for             Any person who knowingly and with
              Pennsylvania customers              intent to defraud any insurance
                                                  company or other person files an
                                                  application for insurance or
                                                  statement of claim containing any
                                                  materially false information or
                                                  conceals for the purpose of
                                                  misleading, information concerning
                                                  any fact material thereto commits
                                                  a fraudulent insurance act, which
                                                  is a crime and subjects such
                                                  person to criminal and civil
                                                  penalties.
-------------------------------------------------------------------------------------
PUERTO RICO   Beneficiary continuation option     Not Available
              (IRA)

              IRA and Roth IRA                    Available for direct rollovers
                                                  from U.S. source 401(a) plans and
                                                  direct transfers from the same
                                                  type of U.S. source IRAs

              QP (Defined Benefit) contracts      Not Available

              See "How you can purchase and       Specific requirements for
              contribute to your con- tract" in   purchasing QP contracts in Puerto
              "Contract features and benefits"    Rico are outlined below in
              and "Appendix VIII" (For            "Purchase considerations for QP
              Accumulator(R), Accumulator(R)      (Defined Contribution) contracts
              Plus/SM/ and Accumulator(R)         in Puerto Rico".
              Elite/SM/ contracts only)

              See "Exercise rules" under          Exercise restrictions for the GMIB
              "Guaranteed minimum income          on a Puerto Rico QPDC contract are
              benefit" in "Contract features and  described below, under "Purchase
              benefits" (For Accumu-lator(R),     consid-erations for QP (Defined
              Accumulator(R) Plus/SM/ and         Contribution) contracts in Puerto
              Accumulator(R) Elite/SM/            Rico", and in your contract.
              con-tracts only)

              See "Income Manager(R) payout       This payout option is not
              options" in "Accessing your money"  available with QPDC contracts.
              (For Accumulator(R),
              Accumulator(R) Plus/SM/ and
              Accumulator(R) Elite/SM/ contracts
              only)

              See "Transfers of ownership,        Transfers of ownership of QP
              collateral assignments, loans and   contracts are governed by Puerto
              borrowing" in "More information"    Rico law. Please consult your tax,
              (For Accumulator(R),                legal or plan advi-sor if you
              Accumulator(R) Plus/SM/ and         intend to transfer ownership of
              Accumulator(R) Elite/SM/ contracts  your contract.
              only)

              "Purchase considerations for QP     PURCHASE CONSIDERATIONS FOR QP
              (Defined Contribution) contracts    (DEFINED CON-TRIBUTION) CONTRACTS
              in Puerto Rico"--this section       IN PUERTO RICO:
              replaces "Appendix II: Purchase     Trustees who are considering the
              considerations for QP contracts"    purchase of an Accumu-lator(R)
              in your Pro-spectus. (For           Series QP contract in Puerto Rico
              Accumulator(R), Accumulator(R)      should discuss with their tax,
              Plus/SM/ and Accumulator(R)         legal and plan advisors whether
              Elite/SM/ contracts only)           this is an appro-priate investment
                                                  vehicle for the employer's plan.
                                                  Trustees should consider whether
                                                  the plan provisions permit the
                                                  in-vestment of plan assets in the
                                                  QP contract, the Guaranteed
                                                  minimum income benefit and other
                                                  guaranteed benefits, and the
                                                  payment of death benefits in
                                                  accordance with the requirements
                                                  of Puerto Rico income tax rules.
                                                  The QP con-tract and this
                                                  Prospectus should be reviewed in
                                                  full, and the following factors,
                                                  among others, should be noted.
-------------------------------------------------------------------------------------



     APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
VI-8 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      LIMITS ON CONTRACT OWNERSHIP:
(CONTINUED)                                      .   The QP contract is offered
                                                     only as a funding vehicle to
                                                     qualified plan trusts of
                                                     single participant defined
                                                     con- tribution plans that are
                                                     tax-qualified under Puerto
                                                     Rico law, not United States
                                                     law. The contract is not
                                                     avail- able to US qualified
                                                     plans or to defined benefit
                                                     plans qualifying under Puerto
                                                     Rico law.

                                                 .   The QP contract owner is the
                                                     qualified plan trust. The
                                                     annuitant under the contract
                                                     is the self-employed Puerto
                                                     Rico resident, who is the sole
                                                     plan participant.

                                                 .   This product should not be
                                                     purchased if the self-
                                                     em- ployed individual
                                                     anticipates having additional
                                                     employees become eligible for
                                                     the plan. We will not allow
                                                     additional contracts to be
                                                     issued for participants other
                                                     than the original business
                                                     owner.

                                                 .   If the business that sponsors
                                                     the plan adds another
                                                     employee, no further
                                                     contributions may be made to
                                                     the contract. If the employer
                                                     moves the funds to another
                                                     funding vehicle that can
                                                     accommodate more than one
                                                     employee, this move could
                                                     result in surrender charges,
                                                     if applicable, and the loss of
                                                     guaranteed benefits in the
                                                     contract.

                                                 LIMITS ON CONTRIBUTIONS:
                                                 .   All contributions must be
                                                     direct transfers from other
                                                     investments within an existing
                                                     qualified plan trust.

                                                 .   Employer payroll contributions
                                                     are not accepted.

                                                 .   Only one additional transfer
                                                     contribution may be made per
                                                     contract year.

                                                 .   Checks written on accounts
                                                     held in the name of the
                                                     employer instead of the plan
                                                     or the trustee will not be
                                                     accepted.

                                                 .   As mentioned above, if a new
                                                     employee becomes eligi- ble
                                                     for the plan, the trustee will
                                                     not be permitted to make any
                                                     further contributions to the
                                                     contract estab- lished for the
                                                     original business owner.

                                                 LIMITS ON PAYMENTS:
                                                 .   Loans are not available under
                                                     the contract.

                                                 .   All payments are made to the
                                                     plan trust as owner, even
                                                     though the plan
                                                     participant/annuitant is the
                                                     ulti- mate recipient of the
                                                     benefit payment.

                                                 .   AXA Equitable does no tax
                                                     reporting or withholding of
                                                     any kind. The plan
                                                     administrator or trustee will
                                                     be solely responsible for
                                                     performing or providing for
                                                     all such services.

                                                 .   AXA Equitable does not offer
                                                     contracts that qualify as IRAs
                                                     under Puerto Rico law. The
                                                     plan trust will exercise the
                                                     GMIB and must continue to hold
                                                     the supplementary contract for
                                                     the duration of the GMIB
                                                     payments.
------------------------------------------------------------------------------------


                           APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
                                VARIATIONS OF CERTAIN FEATURES AND BENEFITS VI-9

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      PLAN TERMINATION:
(CONTINUED)                                      .   If the plan participant
                                                     terminates the business, and
                                                     as a result wishes to
                                                     terminate the plan, the trust
                                                     would have to be kept in
                                                     existence to receive payments.
                                                     This could create expenses for
                                                     the plan.

                                                 .   If the plan participant
                                                     terminates the plan and the
                                                     trust is dissolved, or if the
                                                     plan trustee (which may or may
                                                     not be the same as the plan
                                                     participant) is unwilling to
                                                     accept payment to the plan
                                                     trust for any reason, AXA
                                                     Equitable would have to change
                                                     the contract from a Puerto
                                                     Rico QP to NQ in order to make
                                                     payments to the individual as
                                                     the new owner. Depending on
                                                     when this occurs, it could be
                                                     a taxable distribution from
                                                     the plan, with a potential tax
                                                     of the entire account value of
                                                     the contract. Puerto Rico
                                                     income tax withholding and
                                                     reporting by the plan trustee
                                                     could apply to the
                                                     dis- tribution transaction.

                                                 .   If the plan trust is receiving
                                                     GMIB payments and the trust is
                                                     subsequently terminated,
                                                     transforming the con- tract
                                                     into an individually owned NQ
                                                     contract, the trustee would be
                                                     responsible for the applicable
                                                     Puerto Rico income tax
                                                     withholding and reporting on
                                                     the present value of the
                                                     remaining annuity payment
                                                     stream.

                                                 .   AXA Equitable is a U.S.
                                                     insurance company, therefore
                                                     distributions under the NQ
                                                     contract could be subject to
                                                     United States taxation and
                                                     withholding on a "taxable
                                                     amount not determined" basis.

             Tax Information--"Special rules     Income from NQ contracts we issue
             for NQ contracts"                   is U.S. source. A Puerto Rico
                                                 resident is subject to U.S.
                                                 taxation on such U.S. source
                                                 income. Only Puerto Rico source
                                                 income of Puerto Rico resi-dents
                                                 is excludable from U.S. taxation.
                                                 Income from NQ con-tracts is also
                                                 subject to Puerto Rico tax. The
                                                 calculation of the taxable portion
                                                 of amounts distributed from a con-
                                                 tract may differ in the two
                                                 jurisdictions. Therefore, you
                                                 might have to file both U.S. and
                                                 Puerto Rico tax returns, showing
                                                 different amounts of income from
                                                 the contract for each tax return.
                                                 Puerto Rico generally provides a
                                                 credit against Puerto Rico tax for
                                                 U.S. tax paid. Depending on your
                                                 personal situation and the timing
                                                 of the different tax liabilities,
                                                 you may not be able to take full
                                                 advantage of this credit.
------------------------------------------------------------------------------------
TEXAS        See "Annual administrative charge"  The annual administrative charge
             in "Charges and expenses"           will not be deducted from amounts
                                                 allocated to the Guaranteed
                                                 interest option.

             See "How you can purchase and       The $2,500,000 limitation on the
             contribute to your con- tract" in   sum of all contributions under all
             "Contract features and benefits"    AXA Equitable annuity accumulation
             and "Appendix VIII"                 contracts with the same owner or
                                                 annuitant does not apply.

             See "Disability, terminal illness   There is no 12 month waiting
             or confinement to nursing home" in  period following a contribution
             "Charges and expenses" (For         for the Six Month Life Expectancy
             Accumulator(R), Accumulator(R)      Waiver. The withdrawal charge can
             Plus/SM/ and Accumulator(R)         be waived even if the condition
             Elite/SM/ contracts only)           begins within 12 months of the
                                                 remittance of the contribution.
------------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option          Not Available

             Investment                          Not Available
             simplifier--Fixed-dollar option
             and Interest sweep option
------------------------------------------------------------------------------------



      APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
VI-10 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON   Income Manager(R) payout option     Not Available
(CONTINUED)
             Earnings enhancement benefit        Not Available

             "Greater of" GMDB I and "Greater    All references to these features
             of GMDB II enhanced death benefit"  are deleted in their entirety. You have the choice of the following
                                                 guaranteed minimum death benefits:
                                                 the Annual Ratchet to age 80; or
                                                 the Stan-dard death benefit.

             See "Guaranteed minimum death       The charge for the Annual Ratchet
             benefit charge" in "Fee table" and  to age 80 enhanced death benefit
             in "Charges and expenses"           is 0.30% and cannot be increased.

             See "How withdrawals affect your    If you elect both (1) the
             Guaranteed minimum income benefit   Guaranteed minimum income bene-fit
             and Guaranteed minimum death        and (2) the Annual Ratchet to age
             benefit" in "Accessing your money"  80 enhanced death benefit, withdrawals (including any
                                                 applicable withdrawal charges)
                                                 will reduce each of the benefits'
                                                 benefit bases on a pro rata basis
                                                 for the first contract year if the
                                                 Guaranteed minimum income benefit
                                                 is elected at issue. If the
                                                 Guaran-teed minimum income benefit
                                                 is added after issue, the
                                                 ap-plicable period begins as of
                                                 the Guaranteed minimum income
                                                 benefit effective date.

                                                 Beginning on the first day of the
                                                 2nd contract year (or the 1st
                                                 contract year after the GMIB
                                                 effective date, if applicable),
                                                 withdrawals will reduce the
                                                 Guaranteed mini-mum income benefit
                                                 Roll-up and Annual Ratchet benefit
                                                 bases and the Annual Ratchet to
                                                 age 80 enhanced death benefit
                                                 base, on a dollar-for-dollar basis.

                                                 Once a withdrawal is taken that
                                                 causes the sum of with-drawals in
                                                 a contract year to exceed 5% of
                                                 the 5% Roll-up to age 80 benefit
                                                 base on the most recent contract
                                                 date anniversary, that entire
                                                 withdrawal and any subsequent
                                                 withdrawals in that same contract
                                                 year will reduce the benefit bases
                                                 on a pro rata basis. In all
                                                 contract years beginning after
                                                 your 80th birthday, or earlier if
                                                 you drop the Guaranteed minimum
                                                 income benefit after issue, the
                                                 Annual Ratchet to age 80
                                                 Guaranteed minimum death benefit
                                                 base will be reduced on a pro rata
                                                 basis by any withdrawals. When an
                                                 RMD withdrawal using our RMD
                                                 program occurs, the Guaranteed
                                                 minimum income benefit Roll-up
                                                 benefit base, the Guaranteed
                                                 minimum income benefit Annual
                                                 Ratchet to age 80 benefit base and
                                                 the Guaranteed minimum death
                                                 benefit Annual Ratchet to age 80
                                                 benefit base (if elected in
                                                 combination with the Guaran-teed
                                                 minimum income benefit) will be
                                                 reduced on a dollar- for-dollar
                                                 basis beginning with the first RMD
                                                 withdrawal.

                                                 If you elect (1) the Guaranteed
                                                 minimum income benefit and (2) the
                                                 Standard death benefit,
                                                 withdrawals (including any
                                                 applicable withdrawal charges, if
                                                 applicable) will re-duce the 5%
                                                 Roll-up to age 80 benefit base and
                                                 the Annual Ratchet to age 80
                                                 benefit base on a pro rata basis
                                                 for the first year if the
                                                 Guaranteed minimum income benefit
                                                 is elected at issue. If the
                                                 Guaranteed minimum income benefit
                                                 is added after issue, the
                                                 applicable period begins as of the
                                                 Guaranteed minimum income benefit
                                                 effective date.
------------------------------------------------------------------------------------


                          APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
                               VARIATIONS OF CERTAIN FEATURES AND BENEFITS VI-11

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON                                       Beginning on the first day of the
(CONTINUED)                                      2nd contract year (or the first
                                                 contract year after the GMIB
                                                 effective date, if applicable),
                                                 withdrawals will reduce the
                                                 Guaranteed minimum income benefit
                                                 Roll-up to Age 80 benefit base and
                                                 the Annual Ratchet to age 80
                                                 benefit base, on a dollar-for-
                                                 dollar basis, as long as the sum
                                                 of withdrawals in a contract year
                                                 is no more than 5% of the 5%
                                                 Roll-up to age 80 benefit base.
                                                 Once a withdrawal is taken that
                                                 causes the sum of with-drawals in
                                                 a contract year to exceed 5% of
                                                 the 5% Roll-up to age 80 benefit
                                                 base on the most recent contract
                                                 date anniversary, that entire
                                                 withdrawal and any subsequent
                                                 withdrawals in that same contract
                                                 year will reduce the 5% Roll-up to
                                                 age 80 benefit base and the Annual
                                                 Ratchet to age 80 benefit base on
                                                 a pro rata basis. The Standard
                                                 death benefit base will be reduced
                                                 on a pro rata basis by any
                                                 with-drawals, regardless of amount.

                                                 If you elect the Annual Ratchet to
                                                 age 80 enhanced death benefit
                                                 without the Guaranteed minimum
                                                 income benefit, withdrawals
                                                 (including any applicable
                                                 withdrawal charges) will reduce
                                                 the benefit base on a pro rata
                                                 basis.

                                                 If the Guaranteed minimum income
                                                 benefit converts to the Guaranteed
                                                 withdrawal benefit for life, the
                                                 Standard death benefit base or
                                                 Annual Ratchet to age 80 benefit
                                                 base will be reduced on a pro rata
                                                 basis by any subsequent
                                                 withdrawals.

             See "Guaranteed minimum death       You have a choice of the standard
             benefit" in "Contract features and  death benefit or the Annual
             benefits"                           Ratchet to age 80 enhanced death
                                                 benefit. The Standard death
                                                 benefit and the Annual Ratchet to
                                                 age 80 enhanced death benefit may
                                                 be combined with the GMIB I --
                                                 Asset Allocation or GMIB II --
                                                 Custom Selection.

             See "Annual administrative charge"  The second paragraph of this
             in "Charges and ex-penses"          section is replaced with the
                                                 following:
                                                 The annual administrative charge
                                                 will be deducted from the value in
                                                 the variable investment options on
                                                 a pro rata basis. If those amounts
                                                 are insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for special
                                                 dollar cost averaging (for
                                                 Accumulator(R) and Accumulator(R)
                                                 Elite/SM/ contracts) or the
                                                 account for special money market
                                                 dollar cost averaging (for
                                                 Accumulator(R) Plus/SM/ and
                                                 Accumulator(R) Select/SM/
                                                 contracts). If the contract is
                                                 surrendered or annui-tized or a
                                                 death benefit is paid on a date
                                                 other than a contract date
                                                 anniversary, we will deduct a pro
                                                 rata por-tion of that charge for
                                                 the year.

             See "10% free withdrawal amount"    The 10% free withdrawal amount
             under "Withdrawal charge" in        applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM/ and Accumulator(R)
             Elite/SM/ contracts only)

             See "Withdrawal charge" in          The owner (or older joint owner,
             "Charges and expenses" un-der       if applicable) has qualified to
             "Disability, terminal illness, or   receive Social Security disability
             confinement to nursing home" (For   benefits as certified by the
             Accumulator(R), Accumulator(R)      Social Security Administration or
             Plus/SM/ and Accu-mulator(R)        a statement from an in-dependent
             Elite/SM/ contracts only)           U.S. licensed physician stating
                                                 that the owner (or older joint
                                                 owner, if applicable) meets the
                                                 definition of total disability for
                                                 at least 6 continuous months prior
                                                 to the notice of claim. Such
                                                 disability must be re-certified
                                                 every 12 months.
------------------------------------------------------------------------------------


      APPENDIX VI: STATE CONTRACT AVAILABILITY AND/OR
VI-12 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Appendix VII: Contract variations

--------------------------------------------------------------------------------


The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.


In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-----------------------------------------------------------------------------
 APPROXIMATE
 TIME PERIOD    FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
June            Greater of 5% Roll-up to  The fee for this benefit was 0.80%
2009-February   age 80 or Annual Ratchet  at issue. If you elect to reset
2010            to age 80 ("Greater of"   the Roll-up benefit base, we
                GMDB I) (only available   reserve the right to increase the
                if you also elect         charge up to 0.95%.
                Guaranteed minimum
                income benefit I - Asset
                Allocation)

                Greater of 5% Roll-up to The fee for this benefit was 1.00% age 80 or Annual Ratchet at issue. If you elect to reset
                to age 80 ("Greater of"   the Roll-up benefit base, we
                GMDB II) (only available  reserve the right to increase the
                if you also elect         charge up to 1.15%.
                Guaranteed minimum
                income benefit II -
                Custom Selection)

                Guaranteed minimum        The fee for this benefit was 0.80%
                income benefit I - Asset  at issue. If you elect to reset
                Allocation                the Roll-up benefit base, we
                                          reserve the right to increase the
                                          charge up to 1.10%.

                Guaranteed minimum        The fee for this benefit was 1.00%
                income benefit II -       at issue. If you elect to reset
                Cus-tom Selection         the Roll-up benefit base, we
                                          reserve the right to increase the
                                          charge up to 1.30%.

                Guaranteed withdrawal     The fee for this benefit was 0.80%
                benefit for life charge   at issue. If you reset your
                (Conversion from          Guaranteed minimum income benefit
                Guaranteed minimum        prior to conversion or if your
                income benefit I - Asset  GWBL benefit base ratchets after
                Allocation)               conversion, we reserve the right
                                          to increase the charge up to 1.10%.

                Guaranteed withdrawal     The fee for this benefit was 1.00%
                benefit for life charge   at issue. If you reset your
                (Conversion from          Guaranteed minimum income benefit
                Guaranteed minimum        prior to conversion or if your
                income benefit II -       GWBL benefit base ratchets after
                Custom Selection)         conversion, we reserve the right
                                          to increase the charge up to 1.30%.
-----------------------------------------------------------------------------


                                         APPENDIX VII: CONTRACT VARIATIONS VII-1

------------------------------------------------------------------------------
 APPROXIMATE
 TIME PERIOD     FEATURE/BENEFIT           VARIATION
------------------------------------------------------------------------------
June             How withdrawals affect    If the Guaranteed minimum income
2009-February    your Guaranteed minimum   benefit is elected at issue,
2010             income benefit and        during the first five contract
                 Guaranteed minimum death  years, with respect to the GMIB I
                 benefit                   - Asset Allocation, the "Greater
                                           of" GMDB I en-hanced death
                                           benefit, the GMIB II - Custom
                                           Selection and the "Greater of"
                                           GMDB II en-hanced death benefit,
                                           withdrawals (including any
                                           applicable withdrawal charges)
                                           will re-duce each benefit's 5%
                                           Roll-up to age 80 benefit base on
                                           a pro rata basis. If the
                                           Guar-anteed minimum income benefit
                                           is added af-ter issue, the
                                           applicable five year period begins
                                           as of the GMIB effective date.
                                           Begin-ning on the first day of the
                                           6th contract year, with respect to
                                           the GMIB I - Asset Allocation, the
                                           "Greater of" GMDB I enhanced death
                                           benefit, the GMIB II - Custom
                                           Selection and the "Greater of"
                                           GMDB II enhanced death benefit,
                                           withdrawals (including any
                                           applicable withdrawal charges)
                                           will reduce each of the benefits'
                                           5% Roll-up to age 80 benefit base
                                           on a dollar-for-dollar basis, as
                                           long as the sum of withdrawals in
                                           a contract year is 5% or less of
                                           the 5% Roll-up benefit base on the
                                           contract issue date or the most
                                           recent con-tract date anniversary,
                                           if later. Once a with-drawal is
                                           taken that causes the sum of
                                           withdrawals in a contract year to
                                           exceed 5% of the benefit base on
                                           the most recent anni-versary, that
                                           entire withdrawal and any
                                           sub-sequent withdrawals in that
                                           same contract year will reduce the
                                           benefit base on a pro rata basis.

                 How withdrawals affect    If you elect both (1) the
                 your Guaranteed minimum   Guaranteed minimum income benefit
                 income benefit and        and (2) the Annual Ratchet to age
                 Guaranteed minimum death  80 enhanced death benefit,
                 benefit (For New York     withdrawals (including any
                 and Washington only)      applicable withdrawal charges)
                                           will reduce each of the benefits'
                                           benefit bases on a pro rata basis
                                           for the first five contract years
                                           if the Guaranteed minimum income
                                           benefit is elected at issue. If
                                           the Guaranteed minimum income
                                           benefit is added after issue, the
                                           applicable five year period begins
                                           as of the Guaranteed minimum
                                           income benefit ef-fective date.

                                           Beginning on the first day of the
                                           6th contract year (or 6th contract
                                           year after the GMIB ef-fective
                                           date, if applicable), withdrawals
                                           will reduce the Guaranteed minimum
                                           income benefit Roll-up and Annual
                                           Ratchet benefit bases and the
                                           Annual Ratchet to age 80 en-hanced
                                           death benefit base, on a
                                           dollar-for-dollar basis.
------------------------------------------------------------------------------


VII-2 APPENDIX VII: CONTRACT VARIATIONS

------------------------------------------------------------------------------
 APPROXIMATE
 TIME PERIOD     FEATURE/BENEFIT           VARIATION
------------------------------------------------------------------------------
                 Certain withdrawals (For  If you elected the Guaranteed
                 Accumulator(R),           minimum in-come benefit with or
                 Accu-mulator(R) Plus/SM/  without the Greater of 5% Roll-up
                 and Accumulator(R)        to age 80 or the Annual Ratchet to
                 Elite/SM/ con-tracts      age 80 enhanced death benefit
                 only)                     ("Greater of" GMDB I or "Greater
                                           of" GMDB II), beginning on the
                                           first day of the 6th contract year
                                           (after GMIB is added) the
                                           withdrawal charge will be waived
                                           for any withdrawal that, together
                                           with any prior withdrawals made
                                           during the contract year, does not
                                           ex-ceed 5% of the beginning of
                                           contract year 5% Roll-up to age 80
                                           benefit base even if such
                                           withdrawals exceed the free
                                           withdrawal amount. Also, a
                                           withdrawal charge does not apply
                                           to a withdrawal that exceeds 5% of
                                           the beginning of contract year 5%
                                           Roll-up to age 80 benefit base as
                                           long as it does not exceed the
                                           free withdrawal amount. If your
                                           with-drawals exceed the amount
                                           described above, this waiver is
                                           not applicable to that
                                           with-drawal, or to any subsequent
                                           withdrawals for the life of the
                                           contract.

                 Certain withdrawals (For If you elect (1) the Guaranteed New York and Wash-ington minimum in-come benefit and (2)
                 only) the Standard death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 5% Roll-up to age 80 benefit base and the Annual Ratchet to age 80 benefit base on a pro rata basis for the first five contract years if the
                                           Guaranteed minimum income benefit
                                           is elected at issue. If the
                                           Guaranteed minimum income benefit
                                           is added after issue, the
                                           applicable five year period begins
                                           as of the Guaranteed minimum
                                           income benefit effec-tive date.

                                           Beginning on the first day of the
                                           6th contract year (or 6th contract
                                           year after the GMIB ef-fective
                                           date, if applicable), withdrawals
                                           will reduce the Guaranteed minimum
                                           income benefit Roll-up to Age 80
                                           benefit base and the Annual
                                           Ratchet to age 80 benefit base, on
                                           a dollar-for-dollar basis., as
                                           long as the sum of withdrawals in
                                           a contract year is no more than 5%
                                           of the 5% Roll-up to age 80
                                           benefit base.
------------------------------------------------------------------------------


                                         APPENDIX VII: CONTRACT VARIATIONS VII-3

Appendix VIII: Rules regarding contributions to your contract


--------------------------------------------------------------------------------


                                                   ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE
                     FOR OWNER
                     AND
                     ANNUITANT
 CONTRACT TYPE       ISSUE AGES MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS        LIMITATIONS ON CONTRIBUTIONS/(1)/
------------------------------------------------------------------------------------------------------------------------
NQ                   0 through   $5,000 (initial)      After-tax money.               No additional con-
                     85                                                                  tributions after the first
                                 $500 (additional)     Paid to us by check or            contract year.
                                                          transfer of contract
                                                          value in a tax-deferred
                                                          exchange under Sec-
                                                          tion 1035 of the In-
                                                          ternal Revenue Code.
------------------------------------------------------------------------------------------------------------------------
Traditional IRA      20          $5,000 (initial)      Eligible rollover dis-         No additional con-
                     through 85                           tributions from 403(b)         tributions after the first
                                 $50 (additional)         plans, qualified plans,        contract year.
                                                          and governmental
                                                          employer 457(b) plans.      Contributions after age
                                                                                         70 1/2 must be net of
                                                       Rollovers from another            required minimum dis-
                                                          traditional individual re-     tributions.
                                                          tirement arrangement.
                                                                                      Although we accept regu-
                                                       Direct custodian-to-              lar IRA contributions
                                                          custodian transfers            (limited to $5,000) under
                                                          from another traditional       traditional IRA contracts,
                                                          individual retirement          we intend that the con-
                                                          arrangement.                   tract be used primarily
                                                                                         for rollover and direct
                                                       Regular IRA con-                  transfer contributions.
                                                          tributions.
                                                                                      Additional catch-up con-
                                                       Additional catch-up               tributions of up to
                                                          contributions.                 $1,000 per calendar year
                                                                                         where the owner is at
                                                                                         least age 50 but under
                                                                                         age 70 1/2 at any time
                                                                                         during the calendar year
                                                                                         for which the con-
                                                                                         tribution is made.
------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.



VIII-1 APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

                                                ACCUMULATOR(R) (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER
                     AND ANNUITANT ISSUE
 CONTRACT TYPE       AGES                 MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------------------------------------------------------------------------------
Roth IRA             20 through 85         $5,000 (initial)      Rollovers from another      No additional con-
                                                                    Roth IRA.                   tributions after the first
                                           $50 (additional)                                     contract year.
                                                                 Rollovers from a
                                                                    "designated Roth con-    Conversion rollovers af-
                                                                    tribution account"          ter age 70 1/2 must be
                                                                    under specified retire-     net of required minimum
                                                                    ment plans.                 distributions for the
                                                                                                traditional IRA or other
                                                                 Conversion rollovers           eligible retirement plan
                                                                    from a traditional IRA      which is the source of
                                                                    or other eligible           the conversion rollover.
                                                                    retirement plan.
                                                                                             Although we accept regu-
                                                                 Direct transfers from          lar Roth IRA contributions
                                                                    another Roth IRA.           (limited to $5,000) under
                                                                                                Roth IRA contracts, we
                                                                 Regular Roth IRA con-          intend that the contract
                                                                    tributions.                 be used primarily for roll-
                                                                                                over and direct transfer
                                                                 Additional catch-up            contributions.
                                                                    contributions.
                                                                                             Additional catch-up con-
                                                                                                tributions of up to
                                                                                                $1,000 per calendar year
                                                                                                where the owner is at
                                                                                                least age 50 at any time
                                                                                                during the calendar year
                                                                                                for which the con-
                                                                                                tribution is made.
-------------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


           APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT  VIII-2


                                                    ACCUMULATOR(R)
                                                      (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 CONTRACT    AVAILABLE FOR OWNER AND
 TYPE        ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(1)/
-----------------------------------------------------------------------------------------------------------------------------
QP               20 through 75        $5,000 (initial)       Only transfer con-            A separate QP contract
                                                                tributions from other         must be established for
                                      $500 (additional)         investments within an         each plan participant,
                                                                existing qualified plan       even defined benefit plan
                                                                trust.                        participants.

                                                             The plan must be quali-       We do not accept regular
                                                                fied under Section            ongoing payroll con-
                                                                401(a) of the Internal        tributions or con-
                                                                Revenue Code.                 tributions directly from
                                                                                              the employer.
                                                             For 401(k) plans, trans-
                                                                ferred contributions       Only one additional trans-
                                                                may not include any           fer contribution may be
                                                                after-tax contributions,      made during a contract
                                                                including designated          year.
                                                                Roth contributions.
                                                                                           No additional transfer
                                                                                              contributions after the
                                                                                              annuitant's attainment
                                                                                              of age 75 or if later, the
                                                                                              first contract date anni-
                                                                                              versary.

                                                                                           Contributions after age
                                                                                              70 1/2 must be net of any
                                                                                              required minimum dis-
                                                                                              tributions.

                                                                                           Maximum aggregate
                                                                                              contributions for any
                                                                                              contract year is 100% of
                                                                                              first-year contributions.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
-----------------------------------------------------------------------------------------------------------------------------
Inherited        0-70                 $5,000 (initial)       Direct custodian-to-          No additional con-
IRA                                                             custodian transfers of        tributions after the first
Beneficiary                           $1,000 (additional)       your interest as a death      contract year.
Continuation                                                    beneficiary of the de-
Contract                                                        ceased owner's tradi-      Any additional con-
(traditional                                                    tional individual             tributions must be from
IRA or                                                          retirement arrange-           the same type of IRA of
Roth IRA)                                                       ment or Roth IRA to an        the same deceased
                                                                IRA of the same type.         owner.

                                                             Non-spousal benefi-           No additional con-
                                                                ciary direct rollover         tributions are permitted
                                                                contributions may be          to Inherited IRA con-
                                                                made to an Inherited          tracts issued as a Non-
                                                                IRA contract under            spousal beneficiary direct
                                                                specified circumstances       rollover from an Appli-
                                                                from these "Applicable        cable Plan.
                                                                Plans": qualified plans,
                                                                403(b) plans and gov-
                                                                ernmental employer
                                                                457(b) plans.
-----------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


VIII-3 APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

                                                   ACCUMULATOR(R) PLUS/SM/
--------------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER
                     AND ANNUITANT ISSUE
 CONTRACT TYPE       AGES                 MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS      LIMITATIONS ON CONTRIBUTIONS/(1)/
--------------------------------------------------------------------------------------------------------------------------------
NQ                   0 through 70          $10,000 (initial)     After-tax money.             No additional con-
                                                                                                 tributions after the first
                                           $500 (additional)     Paid to us by check or          contract year.
                                                                    transfer of contract
                                                                    value in a tax-deferred
                                                                    exchange under Sec-
                                                                    tion 1035 of the In-
                                                                    ternal Revenue Code.
--------------------------------------------------------------------------------------------------------------------------------
Traditional IRA      20 through 70         $10,000 (initial)     Eligible rollover dis-       No additional con-
                                                                    tributions from 403(b)       tributions after the first
                                           $50 (additional)         plans, qualified plans,      contract year.
                                                                    and governmental
                                                                    employer 457(b) plans.    Contributions after age
                                                                                                 70 1/2 must be net of
                                                                 Rollovers from another          required minimum
                                                                    traditional individual       distributions.
                                                                    retirement
                                                                    arrangement.              Although we accept regu-
                                                                                                 lar IRA contributions
                                                                 Direct custodian-to-            (limited to $5,000) under
                                                                    custodian transfers          traditional IRA contracts,
                                                                    from another tradi-          we intend that the con-
                                                                    tional individual            tract be used primarily
                                                                    retirement                   for rollover and direct
                                                                    arrangement.                 transfer contributions.

                                                                 Regular IRA                  Additional catch-up con-
                                                                    contributions.               tributions of up to
                                                                                                 $1,000 per calendar year
                                                                 Additional catch-up             where the owner is at
                                                                    contributions.               least age 50 but under
                                                                                                 age 70 1/2 at any time
                                                                                                 during the calendar year
                                                                                                 for which the con-
                                                                                                 tribution is made.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


           APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT  VIII-4

                                            ACCUMULATOR(R) PLUS/SM/ (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER
                     AND ANNUITANT ISSUE
 CONTRACT TYPE       AGES                 MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------------------------------------------------------------------------------
Roth IRA             20 through 70         $10,000 (initial)     Rollovers from another      No additional con-
                                                                    Roth IRA.                   tributions after the first
                                           $50 (additional)                                     contract year.
                                                                 Rollovers from a
                                                                    "designated Roth con-    Conversion rollovers af-
                                                                    tribution account"          ter age 70 1/2 must be
                                                                    under specified retire-     net of required minimum
                                                                    ment plans.                 distributions for the
                                                                                                traditional IRA or other
                                                                 Conversion rollovers           eligible retirement plan
                                                                    from a traditional IRA      which is the source of
                                                                    or other eligible           the conversion rollover.
                                                                    retirement plan.
                                                                                             Although we accept regu-
                                                                 Direct transfers from          lar Roth IRA con-
                                                                    another Roth IRA.           tributions (limited to
                                                                                                $5,000 ) under the Roth
                                                                 Regular Roth IRA con-          IRA contracts, we intend
                                                                    tributions.                 that the contract be used
                                                                                                primarily for rollover and
                                                                 Additional catch-up            direct transfer con-
                                                                    contributions.              tributions.

                                                                                             Additional catch-up con-
                                                                                                tributions of up to
                                                                                                $1,000 per calendar year
                                                                                                where the owner is at
                                                                                                least age 50 at any time
                                                                                                during the calendar year
                                                                                                for which the con-
                                                                                                tribution is made.
-------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


VIII-5 APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

                                          ACCUMULATOR(R) PLUS/SM/ (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
 CONTRACT  AVAILABLE FOR OWNER AND
 TYPE      ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(1)/
---------------------------------------------------------------------------------------------------------------------------
QP             20 through 70         $10,000 (initial)     Only transfer con-            A separate QP contract
                                                              tributions from other         must be established for
                                     $500 (additional)        investments within an         each plan participant,
                                                              existing qualified plan       even defined benefit plan
                                                              trust.                        participants.

                                                           The plan must be quali-       We do not accept regular
                                                              fied under Section            ongoing payroll con-
                                                              401(a) of the Internal        tributions or con-
                                                              Revenue Code.                 tributions directly from
                                                                                            the employer.
                                                           For 401(k) plans, trans-
                                                              ferred contributions       Only one additional trans-
                                                              may not include any           fer contribution may be
                                                              after-tax contributions,      made during a
                                                              including designated          contract year.
                                                              Roth contributions.
                                                                                         No additional transfer
                                                                                            contributions after the
                                                                                            annuitant's attainment
                                                                                            of age 75.

                                                                                         Contributions after age
                                                                                            70 1/2 must be net of any
                                                                                            required minimum
                                                                                            distributions.

                                                                                         Maximum aggregate
                                                                                            contributions for any
                                                                                            contract year is 100% of
                                                                                            first-year contributions.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
---------------------------------------------------------------------------------------------------------------------------

                                                 ACCUMULATOR(R) ELITE/SM/
---------------------------------------------------------------------------------------------------------------------------
 CONTRACT  AVAILABLE FOR OWNER AND
 TYPE      ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(1)/
---------------------------------------------------------------------------------------------------------------------------
NQ             0 through 85          $10,000 (initial)     After-tax money.              No additional con-
                                                                                            tributions after the first
                                     $500 (additional)     Paid to us by check or           contract year
                                                              transfer of contract
                                                              value in a tax-deferred
                                                              exchange under Sec-
                                                              tion 1035 of the In-
                                                              ternal Revenue Code.
---------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.





                             APPENDIX VIII: RULES REGARDING CONTRIBUTIONS
                                                         TO YOUR CONTRACT VIII-6


                                                     ACCUMULATOR(R)
                                                        ELITE/SM/
                                                       (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 CONTRACT   AVAILABLE FOR OWNER AND
 TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS        LIMITATIONS ON CONTRIBUTIONS/(1)/
-----------------------------------------------------------------------------------------------------------------------------
                20 through 85         $10,000 (initial)     Eligible rollover dis-         No additional con-
Traditional                                                    tributions from 403(b)         tributions after the first
IRA                                   $50 (additional)         plans, qualified plans,        contract year.
                                                               and governmental
                                                               employer 457(b) plans.      Contributions after age
                                                                                              70 1/2 must be net of
                                                            Rollovers from another            required minimum
                                                               traditional individual re-     distributions.
                                                               tirement arrangement.
                                                                                           Although we accept regu-
                                                            Direct custodian-to-              lar IRA contributions
                                                               custodian transfers            (limited to $5,000), un-
                                                               from another traditional       der traditional IRA con-
                                                               individual retirement          tracts, we intend that the
                                                               arrangement.                   contract be used primar-
                                                                                              ily for rollover and direct
                                                            Regular IRA                       transfer contributions.
                                                               contributions.
                                                                                           Additional catch-up con-
                                                            Additional catch-up               tributions of up to
                                                               contributions.                 $1,000 per calendar year
                                                                                              where the owner is at
                                                                                              least age 50 but under
                                                                                              age 70 1/2 at any time
                                                                                              during the calendar year
                                                                                              for which the con-
                                                                                              tribution is made.
-----------------------------------------------------------------------------------------------------------------------------
Roth IRA        20 through 85         $10,000 (initial)     Rollovers from another         No additional con-
                                                               Roth IRA.                      tributions after the first
                                      $50 (additional)                                        contract year.
                                                            Rollovers from a
                                                               "designated Roth con-       Conversion rollovers af-
                                                               tribution account"             ter age 70 1/2 must be
                                                               under specified                net of required minimum
                                                               retirement plans.              distributions for the
                                                                                              traditional IRA or other
                                                            Conversion rollovers              eligible retirement plan
                                                               from a traditional IRA         which is the source of
                                                               or other eligible              the conversion rollover.
                                                               retirement plan.
                                                                                           Although we accept regu-
                                                            Direct transfers from             lar Roth IRA contributions
                                                               another Roth IRA.              (limited to $5,000) under
                                                                                              the Roth IRA contracts,
                                                            Regular Roth IRA                  we intend that the con-
                                                               contributions.                 tract be used primarily for
                                                                                              rollover and direct transfer
                                                            Additional catch-up               contributions.
                                                               contributions.
                                                                                           Additional catch-up con-
                                                                                              tributions of up to
                                                                                              $1,000 per calendar year
                                                                                              where the owner is at
                                                                                              least age 50 at any time
                                                                                              during the calendar year
                                                                                              for which the con-
                                                                                              tribution is made.
-----------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


VIII-7 APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT


                                                    ACCUMULATOR(R)
                                                       ELITE/SM/
                                                      (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 CONTRACT    AVAILABLE FOR OWNER AND
 TYPE        ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(1)/
-----------------------------------------------------------------------------------------------------------------------------
Inherited        0 through 70         $10,000 (initial)      Direct custodian-to-          No additional con-
IRA                                                             custodian transfers of        tributions after the first
Beneficiary                           $1,000 (additional)       your interest as a death      contract year.
Continuation                                                    beneficiary of the de-
Contract                                                        ceased owner's tradi-      Any additional con-
(traditional                                                    tional individual             tributions must be from
IRA or                                                          retirement arrange-           the same type of IRA of
Roth IRA)                                                       ment or Roth IRA to an        the same deceased
                                                                IRA of the same type.         owner.

                                                             Non-spousal benefi-           No additional con-
                                                                ciary direct rollover         tributions are permitted
                                                                contributions may be          to Inherited IRA con-
                                                                made to an Inherited          tracts issued as a
                                                                IRA contract under            Non-spousal beneficiary
                                                                specified circumstances       direct rollover from an
                                                                from these "Applicable        Applicable Plan.
                                                                Plans": qualified plans,
                                                                403(b) plans and gov-
                                                                ernmental employer
                                                                457(b) plans.
-----------------------------------------------------------------------------------------------------------------------------
QP               20 through 75        $10,000 (initial)      Only transfer con-            A separate QP contract
                                                                tributions from other         must be established for
                                      $500 (additional)         investments within an         each plan participant,
                                                                existing qualified plan       even defined benefit plan
                                                                trust.                        participants. We do not
                                                                                              accept regular ongoing
                                                             The plan must be quali-          payroll contributions or
                                                                fied under Section            contributions directly
                                                                401(a) of the Internal        from the employer.
                                                                Revenue Code.
                                                                                           Only one additional trans-
                                                             For 401(k) plans, trans-         fer contribution may be
                                                                ferred contributions          made during a
                                                                may not include any           contract year.
                                                                after-tax contributions,
                                                                including designated       No additional transfer
                                                                Roth contributions.           contributions after the
                                                                                              annuitant's attainment
                                                                                              of age 75 or if later, the
                                                                                              first contract date
                                                                                              anniversary.

                                                                                           Contributions after age
                                                                                              70 1/2 must be net of any
                                                                                              required minimum
                                                                                              distribution.

                                                                                           Maximum aggregate
                                                                                              contributions for any
                                                                                              contract year is 100% of
                                                                                              first-year contributions.
Please refer to Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
-----------------------------------------------------------------------------------------------------------------------------


(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.





                             APPENDIX VIII: RULES REGARDING CONTRIBUTIONS
                                                         TO YOUR CONTRACT VIII-8

                                                  ACCUMULATOR(R) SELECT/SM/
--------------------------------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER
                     AND ANNUITANT ISSUE
 CONTRACT TYPE       AGES                 MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS      LIMITATIONS ON CONTRIBUTIONS/(1)/
--------------------------------------------------------------------------------------------------------------------------------
NQ                   0 through 85          $25,000 (initial)     After-tax money.             No additional con-
                                                                                                 tributions after the first
                                           $500 (additional)     Paid to us by check or          contract year.
                                                                    transfer of contract
                                                                    value in a tax-deferred
                                                                    exchange under Sec-
                                                                    tion 1035 of the In-
                                                                    ternal Revenue Code.
--------------------------------------------------------------------------------------------------------------------------------
Traditional IRA      20 through 85         $25,000 (initial)     Eligible rollover dis-       No additional con-
                                                                    tributions from 403(b)       tributions after the first
                                           $50 (additional)         plans, qualified plans,      contract year.
                                                                    and governmental
                                                                    employer 457(b) plans.    Contributions after age
                                                                                                 70 1/2 must be net of
                                                                 Rollovers from another          required minimum dis-
                                                                    traditional individual       tributions.
                                                                    retirement arrange-
                                                                    ment.                     Although we accept regu-
                                                                                                 lar IRA contributions
                                                                 Direct custodian-to-            (limited to $5,000) under
                                                                    custodian transfers          traditional IRA contracts,
                                                                    from another tradi-          we intend that the con-
                                                                    tional individual            tract be used primarily
                                                                    retirement arrange-          for rollover and direct
                                                                    ment.                        transfer contributions.

                                                                 Regular IRA con-             Additional catch-up con-
                                                                    tributions.                  tributions of up to $1000
                                                                                                 per calendar year where
                                                                 Additional catch-up             the owner is at least age
                                                                    contributions.               50 but under age 70 1/2
                                                                                                 at any time during the
                                                                                                 calendar year for which
                                                                                                 the contribution is made.
--------------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.




VIII-9 APPENDIX VIII: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT


                                                    ACCUMULATOR(R)
                                                      SELECT/SM/
                                                      (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
 CONTRACT    AVAILABLE FOR OWNER AND
 TYPE        ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(1)/
-----------------------------------------------------------------------------------------------------------------------------
Roth IRA         20 through 85        $25,000 (initial)      Rollovers from another        No additional con-
                                                                Roth IRA.                     tributions after the first
                                      $50 (additional)                                        contract year.
                                                             Rollovers from a
                                                                "designated Roth con-      Conversion rollovers af-
                                                                tribution account"            ter age 70 1/2 must be
                                                                under specified               net of required minimum
                                                                retirement plans.             distributions for the
                                                                                              traditional IRA or other
                                                             Conversion rollovers             eligible retirement plan
                                                                from a traditional IRA        which is the source for
                                                                or other eligible             the conversion rollover.
                                                                retirement plan.
                                                                                           Although we accept regu-
                                                             Direct transfers from            lar Roth IRA con-
                                                                another Roth IRA.             tributions (limited to
                                                                                              $5,000) under the Roth
                                                             Regular Roth IRA con-            IRA contracts, we intend
                                                                tributions.                   that the contract be used
                                                                                              primarily for rollover and
                                                             Additional catch-up              direct transfer con-
                                                                contributions.                tributions.

                                                                                           Additional catch-up con-
                                                                                              tributions of up to
                                                                                              $1,000 per calendar year
                                                                                              where the owner is at
                                                                                              least age 50 at any time
                                                                                              during the calendar year
                                                                                              for which the con-
                                                                                              tribution is made.
-----------------------------------------------------------------------------------------------------------------------------
Inherited        0-70                 $25,000 (initial)      Direct custodian-to-          No additional con-
IRA                                                             custodian transfers of        tributions after the first
Beneficiary                           $1,000 (additional)       your interest as a death      contract year.
Continuation                                                    beneficiary of the de-
Contract                                                        ceased owner's tradi-      Any additional con-
(traditional                                                    tional individual             tributions must be from
IRA or                                                          retirement arrange-           the same type of IRA of
Roth IRA)                                                       ment or Roth IRA to an        the same deceased
                                                                IRA of the same type.         owner.

                                                             Non-spousal benefi-           No additional con-
                                                                ciary direct rollover         tributions are permitted
                                                                contributions may be          to Inherited IRA con-
                                                                made to an Inherited          tracts issued as a
                                                                IRA contract under            Non-spousal beneficiary
                                                                specified circumstances       direct rollover from an
                                                                from these "Applicable        Applicable Plan.
                                                                Plans": qualified plans,
                                                                403(b) plans and gov-
                                                                ernmental employer
                                                                457(b) plans.
-----------------------------------------------------------------------------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.




                            APPENDIX VIII: RULES REGARDING CONTRIBUTIONS
                                                        TO YOUR CONTRACT VIII-10

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2012.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


                  E13517/Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2012


Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY . The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options":
(i) variable investment options, (ii) the guaranteed interest option, or
(iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging./(1)/

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.


WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATES OF FLORIDA AND TEXAS. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.


The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.




--------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------------
AXA Aggressive Allocation/(1)(2)/          EQ/AllianceBernstein Small Cap Growth
AXA Conservative Allocation/(1)(2)/        EQ/AXA Franklin Small Cap Value Core/(2)/
AXA Conservative-Plus Allocation/(1)(2)/   EQ/BlackRock Basic Value Equity/(2)/
AXA Moderate Allocation/(1)(2)/            EQ/Boston Advisors Equity Income/(2)/
AXA Moderate-Plus Allocation/(1)(2)/       EQ/Capital Guardian Research/(2)/
--------------------------------------------------------------------------------------


-------------

(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.


------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
------------------------------------------------------------------------------------
EQ/Common Stock Index/(2)/                 EQ/Money Market/(2)/
EQ/Core Bond Index/(2)/                    EQ/Morgan Stanley Mid Cap Growth/(2)/
EQ/Davis New York Venture                  EQ/Mutual Large Cap Equity
EQ/Equity 500 Index/(2)/                   EQ/Oppenheimer Global
EQ/Equity Growth PLUS                      EQ/PIMCO Ultra Short Bond
EQ/Franklin Core Balanced                  EQ/Small Company Index/(2)/
EQ/Franklin Templeton Allocation           EQ/T. Rowe Price Growth Stock/(2)/
EQ/GAMCO Mergers and Acquisitions          EQ/Templeton Global Equity
EQ/GAMCO Small Company Value               EQ/UBS Growth and Income/(2)/
EQ/Global Bond PLUS                        EQ/Van Kampen Comstock
EQ/Global Multi-Sector Equity              EQ/Wells Fargo Omega Growth
EQ/Intermediate Government Bond/(2)(3)/    Multimanager Aggressive Equity
EQ/International Core PLUS/(2)/            Multimanager Core Bond/(2)/
EQ/International Equity Index              Multimanager International Equity/(2)/
EQ/International Value PLUS                Multimanager Large Cap Core Equity/(2)/
EQ/JPMorgan Value Opportunities)/(2)/      Multimanager Large Cap Value/(2)/
EQ/Large Cap Core PLUS/(2)/                Multimanager Mid Cap Growth/(2)/
EQ/Large Cap Growth PLUS/(2)/              Multimanager Mid Cap Value/(2)/
EQ/Large Cap Value Index/(2)/              Multimanager Multi-Sector Bond
EQ/Lord Abbett Large Cap Core/(2)/         Multimanager Small Cap Growth/(2)/
EQ/MFS International Growth                Multimanager Small Cap Value/(2)/
EQ/Mid Cap Index/(2)/                      Multimanager Technology
EQ/Mid Cap Value PLUS
------------------------------------------------------------------------------------

(1)The "AXA Allocation" Portfolios.
(2)Not all variable investment options are available under all contracts. If you purchased your contract after approximately February 17, 2009, only these variable investment options are available under your contract. The other variable investment options listed on the front cover of this Prospectus are only available to contract owners who purchased their contracts before that date.

(3)This is the variable investment option's new name, effective on or about May 1, 2012. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this Prospectus for the variable investment option's former name.


You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), which are discussed later in this Prospectus. If you elect a Principal guarantee benefit, your investment options will be

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                        #235343/8.0/8.2/8.3 All
                                                                       (R-4/15)
limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), the AXA Allocation Portfolios and, under certain contracts, the EQ/Franklin Templeton Allocation Portfolio. If you elect the Guaranteed minimum income benefit and it later converts to the Guaranteed withdrawal benefit for life, your variable investment options will be limited to the AXA Allocation Portfolios and, under certain contracts, the EQ/Franklin Templeton Allocation Portfolio.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required). (Please note that Rollover TSA contracts were discontinued on June 8, 2009.)


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2012 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------


       Index of key words and phrases                                 5
       Who is AXA Equitable?                                          7
       How to reach us                                                8
       The Accumulator(R) Series at a glance -- key features         10


       -----------------------------------------------------------------
       FEE TABLE                                                     13
       -----------------------------------------------------------------

       Examples                                                      15
       Condensed financial information                               16


       -----------------------------------------------------------------
       1.CONTRACT FEATURES AND BENEFITS                              17
       -----------------------------------------------------------------
       How you can contribute to your contract                       17
       Owner and annuitant requirements                              17
       How you can make your contributions                           18
       What are your investment options under the contract?          19
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 25
       Credits (For Accumulator(R) Plus/SM /contracts only)          28
       Guaranteed minimum death benefit and Guaranteed minimum
         income benefit base                                         29
       Annuity purchase factors                                      31
       Guaranteed minimum income benefit                             31
       Adding the Guaranteed minimum income benefit after issue      34
       Dropping the Guaranteed minimum income benefit after issue    34
       Guaranteed minimum death benefit                              34
       Guaranteed withdrawal benefit for life ("GWBL")               36
       Dropping the Guaranteed withdrawal benefit for life after
         conversion                                                  42
       Principal guarantee benefits                                  43
       Inherited IRA beneficiary continuation contract               43
       Your right to cancel within a certain number of days          45


       -----------------------------------------------------------------
       2.DETERMINING YOUR CONTRACT'S VALUE                           46
       -----------------------------------------------------------------
       Your account value and cash value                             46
       Your contract's value in the variable investment options      46
       Your contract's value in the guaranteed interest option       46
       Your contract's value in the account for special dollar cost
         averaging                                                   46
       Insufficient account value                                    46


-------------
"We,""our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                 CONTENTS OF THIS PROSPECTUS 3

-------------------------------------------------------------------
3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
  OPTIONS                                                       47
-------------------------------------------------------------------
Transferring your account value                                 47
Our administrative procedures for calculating your Roll-Up
  benefit base following a transfer                             47
Disruptive transfer activity                                    48
Rebalancing your account value                                  49


-------------------------------------------------------------------
4.ACCESSING YOUR MONEY                                          50
-------------------------------------------------------------------
Withdrawing your account value                                  50
How withdrawals are taken from your account value               53
How withdrawals affect your Guaranteed minimum income
  benefit, Guaranteed minimum death benefit and Principal
  guarantee benefits                                            53
How withdrawals affect your GWBL                                54
Withdrawals treated as surrenders                               54
Loans under Rollover TSA contracts                              54
Surrendering your contract to receive its cash value            55
When to expect payments                                         55
Your annuity payout options                                     55


-------------------------------------------------------------------
5.CHARGES AND EXPENSES                                          58
-------------------------------------------------------------------
Charges that AXA Equitable deducts                              58
Charges that the Trusts deduct                                  62
Group or sponsored arrangements                                 62
Other distribution arrangements                                 62


-------------------------------------------------------------------
6.PAYMENT OF DEATH BENEFIT                                      63
-------------------------------------------------------------------
Your beneficiary and payment of benefit                         63
Beneficiary continuation option                                 65


-------------------------------------------------------------------
7.TAX INFORMATION                                               68
-------------------------------------------------------------------
Overview                                                        68
Contracts that fund a retirement arrangement                    68
Transfers among investment options                              68
Taxation of nonqualified annuities                              68
Individual retirement arrangements (IRAs)                       70
Traditional individual retirement annuities (traditional IRAs)  71
Roth individual retirement annuities (Roth IRAs)                75
Federal and state income tax withholding and information
  reporting                                                     78
Special rules for contracts funding qualified plans             79
Impact of taxes to AXA Equitable                                79


-------------------------------------------------------------------
8.MORE INFORMATION                                              80
-------------------------------------------------------------------
About Separate Account No. 49                                   80
About the Trusts                                                80
About the general account                                       80
About other methods of payment                                  81
Dates and prices at which contract events occur                 81
About your voting rights                                        82


Statutory compliance                                      82
About legal proceedings                                   83
Financial statements                                      83
Transfers of ownership, collateral assignments, loans and
  borrowing                                               83
About Custodial IRAs                                      83
How divorce may affect your guaranteed benefits           83
How divorce may affect your Joint Life GWBL               84
Distribution of the contracts                             84


-------------------------------------------------------------
APPENDICES
-------------------------------------------------------------


          I  --  Condensed financial information                      I-1
         II  --  Purchase considerations for QP contracts            II-1
        III  --  Enhanced death benefit example                     III-1
         IV  --  Hypothetical illustrations                          IV-1
          V  --  Earnings enhancement benefit example                 V-1
         VI  --  State contract availability and/or variations of
                   certain features and benefits                     VI-1
        VII  --  Contract variations                                VII-1
       VIII  --  Tax-sheltered annuity contracts (TSAs)            VIII-1
         IX  --  Rules regarding contributions to your contract      IX-1


       ------------------------------------------------------------------
       STATEMENT OF ADDITIONAL INFORMATION
         Table of contents
       ------------------------------------------------------------------


4   CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE

       4% Roll-Up to age 85                                          29
       account for special dollar cost averaging                     25
       account for special money market dollar cost averaging        26
       account value                                                 46
       administrative charge                                         58
       annual administrative charge                                  59
       Annual Ratchet                                                40
       Annual Ratchet to age 85 enhanced death benefit               30
       annuitant                                                     17
       annuitization                                                 55
       annuity maturity date                                         57
       annuity payout options                                        55
       annuity purchase factors                                      31
       automatic annual reset program                                30
       automatic customized reset program                            30
       automatic investment program                                  81
       AXA Allocation portfolios                                      1
       beneficiary                                                   63
       Beneficiary continuation option ("BCO")                       65
       business day                                                  81
       cash value                                                    46
       charges for state premium and other applicable taxes          62
       contract date                                                 18
       contract date anniversary                                     18
       contract year138                                              18
       contributions to Roth IRAs                                    75
          regular contributions                                      76
          rollovers and direct transfers                             76
          conversion contributions                                   76
       contributions to traditional IRAs                             71
          regular contributions                                      71
          rollovers and direct transfers                             72
       Conversion effective date                                     36
       Conversion transaction date                                   36
       credit                                                        38
       disability, terminal illness or confinement to nursing home   60
       disruptive transfer activity                                  48
       Distribution Charge                                           58
       Earnings enhancement benefit                                  35
       Earnings enhancement benefit charge                           61
       ERISA                                                         62
       Excess withdrawal                                             40
       fixed-dollar option                                           27
       Flexible Premium IRA                                           1
       Flexible Premium Roth IRA                                      1
       free look                                                     45
       free withdrawal amount                                        60
       general account                                               80
       general dollar cost averaging                                 27
       GMIB addition date                                            34
       GMIB effective date                                           34
       GMIB effective date anniversary                               33
       guaranteed interest option                                    25


                                                                 PAGE
          Guaranteed minimum death benefit                          34
          Guaranteed minimum death benefit and
            Guaranteed minimum income benefit base                  29
          Guaranteed minimum income benefit                         31
          Guaranteed minimum income benefit charge                  61
          Guaranteed minimum income benefit "no lapse
            guarantee"                                              32
          Guaranteed withdrawal benefit for life ("GWBL")           36
          Guaranteed withdrawal benefit for life benefit charge     61
          GWBL benefit base                                         37
          Inherited IRA                                              1
          investment options                                         1
          Investment simplifier                                     27
          IRA                                                        1
          IRS                                                       68
          lifetime required minimum distribution withdrawals        52
          loan reserve account                                      55
          loans under Rollover TSA                                  54
          market timing                                             48
          Maturity date annuity payments                            57
          Mortality and expense risks charge                        58
          NQ                                                         1
          one-time reset option                                     30
          Online Account Access                                      8
          partial withdrawals                                       51
          participant                                               18
          Portfolio                                                  1
          Principal guarantee benefits                              43
          processing office                                       1, 8
          QP                                                         1
          rebalancing                                               49
          Rollover IRA                                               1
          Rollover TSA                                               1
          Roll-Up benefit base reset option                         30
          Roth Conversion IRA                                        1
          Roth IRA                                                   1
          SAI                                                        1
          SEC                                                        1
          self-directed allocation                                  25
          Separate Account No. 49                                   80
          Special dollar cost averaging                             25
          Special money market dollar cost averaging                26
          standard death benefit                                    29
          substantially equal withdrawals                           51
          Spousal continuation                                      64
          systematic withdrawals                                    51
          TOPS                                                       8
          TSA                                                        1
          traditional IRA                                            1
          Trusts                                                 1, 80
          unit                                                      45
          variable investment options                            1, 19
          wire transmittals and electronic applications             81
          withdrawal charge                                         59


                                              INDEX OF KEY WORDS AND PHRASES 5

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
variable investment options            Investment Funds

account value                          Annuity Account Value

unit                                   Accumulation Unit

Guaranteed minimum income benefit      Excess Withdrawal
excess withdrawal

guaranteed interest option             Guaranteed Interest Account
-----------------------------------------------------------------------------

6   INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?


--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                      WHO IS AXA EQUITABLE?  7

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only);

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

8   WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:


You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(18)purchase by, or change of ownership to, a non-natural owner;

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)requests to collaterally assign your NQ contract;

(21)requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(22)election to convert the Guaranteed minimum income benefit to the GWBL at age 85;

(23)requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 85; and


(24)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);


(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and

(6)RMD payments from inherited IRAs.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(5)substantially equal withdrawals;

(6)systematic withdrawals; and

(7)the date annuity payments are to begin.

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                                      WHO IS AXA EQUITABLE?  9

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------


FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/, and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.
                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can contribute to your contract" in "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix IX" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.


                                       ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                       ACCUMULATOR(R)  PLUS/SM/        ELITE/SM/       SELECT/SM/
--------------------------------------------------------------------------------------
Special dollar cost         Yes             No              Yes             No
averaging
--------------------------------------------------------------------------------------
Special money market        No              Yes             No              Yes
dollar cost averaging
--------------------------------------------------------------------------------------
Credits                     No              Yes             No              No
--------------------------------------------------------------------------------------

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract, which is an Individual Retirement Annuity (IRA)
                            or Tax Sheltered Annuity (TSA), or to fund an employer
                            retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or
                            contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the
                            relative features, benefits and costs of these annuities
                            compared with any other investment that you may use in
                            connection with your retirement plan or arrangement.
                            Depending on your personal situation, the contract's
                            guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT              protection for you during your life once you elect to
                            annuitize the contract by exercising the benefit. If you do not elect to exercise the Guaranteed minimum income
                            benefit, this benefit will automatically convert to a
                            Guaranteed withdrawal benefit for life as of the contract
                            date anniversary following age 85, unless you terminate the benefit.
                            The Guaranteed withdrawal benefit for life guarantees that you can take withdrawals up to a maximum amount each
                            contract year. The Guaranteed withdrawal benefit for life
                            is only available upon conversion of the Guaranteed minimum income benefit at age 85; you cannot elect it at issue.
----------------------------------------------------------------------------------------

10  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

CONTRIBUTION AMOUNTS  We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

                      The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.


                           ACCUMULATOR(R)     ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                                              PLUS/SM/            ELITE/SM/           SELECT/SM/
---------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500)/(1)/
---------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
---------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
---------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/          $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
---------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.
/(3)/Please note that Rollover TSA contracts were discontinued on June 8, 2009.

                          .   Maximum contribution limitations apply to all
                              contracts. For more information, please see "How you
                              can contribute to your contract" in "Contract features
                              and benefits" later in this Prospectus.
                          ------------------------------------------------------------
                          In general, contributions are limited to $1.5 million
                          ($500,000 maximum for owners or annuitants who are age 81
                          and older at contract issue) under all Accumulator(R)
                          Series contracts with the same owner or annuitant. We
                          generally limit aggregate contributions made after the
                          first contract year to 150% of first-year contributions.
                          Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                          including our rights to (i) change minimum and maximum
                          contribution requirements and limitations, and (ii)
                          discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                          contributions and transfers to any of the variable
                          investment options and to limit the number of variable
                          investment options which you may elect. For more
                          information, please see "How you can contribute to your
                          contract" in "Contract features and benefits" later in this
                          Prospectus.
--------------------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your account value. We
(ACCUMULATOR(R) PLUS/SM/  allocate a credit to your account value at the same time
CONTRACTS ONLY)           that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                          The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                          recovery by us in certain limited circumstances.
--------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic basis
                          .   Loans under Rollover TSA contracts (employer or plan
                              approval required)
                          .   Contract surrender
                          .   Maximum payment plan (only under contracts with GWBL)
                          .   Customized payment plan (only under contracts with GWBL)
                          You may incur a withdrawal charge (not applicable to
                          Accumulator(R) Select/SM /contracts) for certain
                          withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals
                          will diminish the value of optional benefits.
--------------------------------------------------------------------------------------
PAYOUT OPTIONS            .   Fixed annuity payout options
                          .   Variable Immediate Annuity payout options (described in
                              a separate prospectus for that option)
                          .   Income Manager(R) payout options (described in a
                              separate prospectus for that option)
--------------------------------------------------------------------------------------

                       THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES 11

---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly, semiannually, and
                               annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nurs- ing home (not applicable to Accumulator(R)
                               Select/SM /contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Option to add or drop the Guaranteed minimum income
                               benefit after issue
                           .   Option to drop the Guaranteed withdrawal benefit for
                               life after conversion
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Roll-Up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix IX" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's features, benefits, rights and obligations. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

EXCHANGE PROGRAMS

From time to time we may offer programs under which certain Accumulator(R) Elite/SM/ contracts previously issued by us (the "old contract") may be exchanged for the Accumulator(R) Elite/SM/ contract offered by this Prospectus (the "new contract"). Under any such program, the old contract may only be surrendered if the entire account value is free of surrender charges. The account value attributable to the old contract would not be subject to any withdrawal charge under the new contract, but would be subject to all other charges and fees under the new contract. Any additional contributions to the new contract would be subject to all fees and charges, including the withdrawal charge described in this Prospectus. If you are the owner of an old contract, you should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by your old contract to the benefits and guarantees that would be provided by the new contract offered by this Prospectus. You should also compare the fees and charges of your old contract to the fees and charges of the new contract described in this Prospectus, which may be higher than your old contract. Any such program will be made available on terms and conditions determined by us and will comply with applicable law. As of the date of this Prospectus, we do not currently have a program in connection with an exchange of an old contract to a new contract.

12  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table


The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VII later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time you surrender the contract, request special services or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



-------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
-------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a             ACCUMULATOR(R)                 ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
percentage of contributions with           7.00%                          PLUS/SM/        ELITE/SM/       SELECT/SM/
drawn/(1) /(deducted if you surrender
your contract or make certain                                             8.00%           8.00%           N/A
withdrawals or apply your cash value to
certain payout options).
-------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout
option upon annuitization (which is
described in a separate prospectus for
that option)                                               $350 (for all Accumulator(R) Series contracts)
-------------------------------------------------------------------------------------------------------------------------
SPECIAL SERVICES CHARGES
..   Wire transfer charge                   Current and Maximum Charge:    $90
..   Express mail charge                    Current and Maximum Charge:    $35
..   Duplicate contract charge              Current and Maximum Charge:    $35
-------------------------------------------------------------------------------------------------------------------------
The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
-------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative
  charge/(2)/

   If your account value on a contract     $30
   date anniversary is less than
   $50,000/(3)/

   If your account value on a contract     $0
   date anniversary is $50,000 or more
-------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS/(4)/
-------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:          ACCUMULATOR(R)                 ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                                                                          PLUS/SM/        ELITE/SM/       SELECT/SM/
Mortality and expense risks/(5)/           0.80%                          0.95%           1.10%           1.10%
Administrative                             0.30%                          0.35%           0.30%           0.25%
Distribution                               0.20%                          0.25%           0.25%           0.35%
                                           -----                          -----           -----           -----
Total Separate account annual expenses     1.30%                          1.55%           1.65%           1.70%
-------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS/(6)/
-------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE
(Calculated as a percentage of the
applicable benefit base./(8) /Deducted
annually on each contract date
anniversary for which the benefit is in
effect.)

   Standard death benefit                  No Charge

   Annual Ratchet to age 85                0.25%

   Annual Ratchet to age 85 (New York      0.30%
   only)


                                                                  FEE TABLE  13

--------------------------------------------------------------------------------


   Greater of 4% Roll-Up to age 85 or Annual Ratchet to age    1.00%/(8)/
   85

   (only available if you also elect the Guaranteed minimum income benefit)

   If you elect to reset this benefit base, we reserve the
   right to increase your charge up to:                        1.15%
--------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE/(7) /(Calculated
as a percentage of the applicable benefit base./(8)
/Deducted annually on each contract date anniversary for
which the benefit is in effect.)                               1.00%/(9)/

   If you elect to reset the Roll-Up benefit base, we
   reserve the right to increase your charge up to:            1.30%
--------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE/(7) /(Calculated as a
percent age of the account value. Deducted annually on each
contract date anniversary for which the benefit is in
effect.)                                                       0.35%
--------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE
(Available only upon conversion of the Guaranteed minimum
income benefit and calculated as a percentage of the GWBL
benefit base./(7)/ Deducted annually on each contract date
anniversary for which the benefit is in effect.)               1.00%/(10)/

If your GWBL benefit base ratchets, we reserve the right to
  increase your charge up to:                                  1.30%
Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.
--------------------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE/(7) /(Calculated as a
percentage of the account value. Deducted annually on each
contract date anniversary for which the benefit is in
effect.)

   100% Principal guarantee benefit                            0.50%

   125% Principal guarantee benefit                            0.75%
--------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS ONLY
(Calculated and deducted daily as a percentage of the
outstanding loan amount.)                                      2.00%/(11)/
--------------------------------------------------------------------------------




You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS/(4)/
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from  Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other
expenses)/(12)/                                                                      0.62%  1.44%


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
    1.........     7.00%          8.00%          8.00%
    2.........     7.00%          8.00%          7.00%
    3.........     6.00%          7.00%          6.00%
    4.........     6.00%          7.00%          5.00%
    5.........     5.00%          6.00%          0.00%
    6.........     3.00%          5.00%          0.00%
    7.........     1.00%          4.00%          0.00%
    8.........     0.00%          3.00%          0.00%
    9.........     0.00%          2.00%          0.00%
    10+.......     0.00%          0.00%          0.00%

(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4)Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(5)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

14  FEE TABLE

(6)If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(7)You may not elect both the Guaranteed minimum income benefit and one of our Principal guarantee benefits. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(8)The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus/SM/ contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(9)We reserve the right to increase this charge if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

(10)This assumes that the Guaranteed minimum income benefit charge does not increase before the Conversion effective date at age 85. If it did, the charge would equal the Guaranteed minimum income benefit charge percentage at the time of conversion, which could be as high as 1.30%. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

(11)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(12)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in 2011, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.013%; Accumulator(R) Plus/SM/0.009%; Accumulator(R) Elite/SM/0.008%; and Accumulator(R) Select/SM/0.008%.


The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                                                  ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------------------
                                                           IF YOU ANNUITIZE AT THE END OF THE
                                                           APPLICABLE TIME PERIOD AND SELECT A
                                                           NON-LIFE CONTINGENT PERIOD CERTAIN
                     IF YOU SURRENDER YOUR CONTRACT AT THE ANNUITY OPTION WITH LESS THAN FIVE
                     END OF THE APPLICABLE TIME PERIOD                  YEARS
-----------------------------------------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios $1,234   $2,223    $3,241    $5,667    N/A    $2,223   $3,241    $5,667
-----------------------------------------------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios $1,148   $1,972    $2,836    $4,928    N/A    $1,972   $2,836    $4,928
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------------------


                      IF YOU DO NOT SURRENDER YOUR
                     CONTRACT AT THE END OF THE APPLICABLE
                               TIME PERIOD
----------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios  $534    $1,623    $2,741    $5,667
----------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios  $448    $1,372    $2,336    $4,928
----------------------------------------------------------




                                                                  FEE TABLE  15

------------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATOR(R) PLUS/SM/
------------------------------------------------------------------------------------------------------------------------------------
                                                           IF YOU ANNUITIZE AT THE END OF THE
                                                           APPLICABLE TIME PERIOD AND SELECT A
                                                           NON-LIFE CONTINGENT PERIOD CERTAIN
                     IF YOU SURRENDER YOUR CONTRACT AT THE ANNUITY OPTION WITH LESS THAN FIVE
                     END OF THE APPLICABLE TIME PERIOD                  YEARS
-----------------------------------------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios $1,377   $2,443    $3,535    $6,029    N/A    $2,443   $3,535    $6,029
-----------------------------------------------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios $1,289   $2,185    $3,119    $5,278    N/A    $2,185   $3,119    $5,278
------------------------------------------------------------------------------------------------------------------------------------
                                             ACCUMULATOR(R) ELITE/SM/
------------------------------------------------------------------------------------------------------------------------------------
                                                           IF YOU ANNUITIZE AT THE END OF THE
                                                           APPLICABLE TIME PERIOD AND SELECT A
                                                           NON-LIFE CONTINGENT PERIOD CERTAIN
                         IF YOU SURRENDER AT THE           ANNUITY OPTION WITH LESS THAN FIVE
                     END OF THE APPLICABLE TIME PERIOD                  YEARS
-----------------------------------------------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
-----------------------------------------------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios $1,370   $2,327    $2,908    $5,959    N/A    $2,327   $2,908    $5,959
-----------------------------------------------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios $1,284   $2,078    $2,508    $5,247    N/A    $2,078   $2,508    $5,247
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATOR(R) PLUS/SM/
------------------------------------------------------------------------------------------------------------------------------------


                      IF YOU DO NOT SURRENDER YOUR
                     CONTRACT AT THE END OF THE APPLICABLE
                               TIME PERIOD
----------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios  $577    $1,743    $2,935    $6,029
----------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios  $489    $1,485    $2,519    $5,278
------------------------------------------------------------------------------------------------------------------------------------
                                             ACCUMULATOR(R) ELITE/SM/
------------------------------------------------------------------------------------------------------------------------------------


                      IF YOU DO NOT SURRENDER YOUR
                     CONTRACT AT THE END OF THE APPLICABLE
                               TIME PERIOD
----------------------------------------------------------
                     1 YEAR   3 YEARS   5 YEARS  10 YEARS
----------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios  $570    $1,727    $2,908    $5,959
----------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios  $484    $1,478    $2,508    $5,247
----------------------------------------------------------


---------------------------------------------------------------------------------------------
                            ACCUMULATOR(R) SELECT /SM/
---------------------------------------------------------------------------------------------
                                                          IF YOU SURRENDER OR DO NOT
                     IF YOU ANNUITIZE AT THE END OF THE SURRENDER YOUR CONTRACT AT THE END OF
                         APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------
                     1 YEAR    3 YEARS 5 YEARS 10 YEARS 1 YEAR   3 YEARS   5 YEARS  10 YEARS
---------------------------------------------------------------------------------------------
(a)assuming maximum
   fees and
   expenses of any
   of the Portfolios  N/A      $2,092  $3,282   $6,351   $575    $1,742    $2,932    $6,001
---------------------------------------------------------------------------------------------
(b)assuming minimum
   fees and
   expenses of any
   of the Portfolios  N/A      $1,843  $2,883   $5,642   $489    $1,493    $2,533    $5,292
---------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2011.


16  FEE TABLE

1. Contract features and benefits

--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix IX summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.


Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------

We have exercised our right to discontinue acceptance of contributions to the contracts as described above. We reserve the right to further change our current limitations on your contributions and to discontinue acceptance of contributions to the contracts.

--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions provided that contributions have been made to the contract in each and every preceding year. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------



OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under
Section 1035 of the Internal Revenue Code, we permit joint annuitants. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

                                              CONTRACT FEATURES AND BENEFITS 17

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust, and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms OWNER and JOINT OWNER, we intend these to be references to ANNUITANT and JOINT ANNUITANT, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the Guaranteed withdrawal benefit for life is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)


If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 85, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.


If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable Financial Industry Regulatory Authority, Inc. ("FINRA") time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.


--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

18  CONTRACT FEATURES AND BENEFITS

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, your investment options will be limited to the guaranteed interest option and the following variable investment options: the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)

If you elect the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the following variable investment options: the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                                              CONTRACT FEATURES AND BENEFITS 19

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have a Principal guarantee benefit or convert the GMIB to the Guaranteed withdrawal benefit for life at age 85, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

You should be aware that having a Principal guarantee benefit or converting the GMIB to the Guaranteed withdrawal benefit for life at age 85, limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have either Principal guarantee benefit or have not converted the GMIB to the Guaranteed withdrawal benefit for life at age 85 then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


Certain Portfolios may not be available under your contract. Please see the front cover of this Prospectus for more information.

---------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 -- CLASS B                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 SHARES PORTFOLIO NAME    OBJECTIVE                                                 AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION Seeks long-term capital appreciation.                        AXA Equitable Funds Management
                                                                                          Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE          Seeks a high level of current income.                        AXA Equitable Funds Management
  ALLOCATION                                                                              Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS     Seeks current income and growth of capital, with a           AXA Equitable Funds Management
  ALLOCATION              greater emphasis on current income.                             Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION   Seeks long-term capital appreciation and current income.     AXA Equitable Funds Management
                                                                                          Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS         Seeks long-term capital appreciation and current income,     AXA Equitable Funds Management
  ALLOCATION              with a greater emphasis on capital appreciation.                Group, LLC
---------------------------------------------------------------------------------------------------------------------------

20  CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 -- CLASS B                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
 SHARES PORTFOLIO NAME    OBJECTIVE                                                  AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  EQUITY                  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     ClearBridge Advisors, LLC
                                                                                     GCIC US Ltd.
                                                                                     Legg Mason Capital Management, LLC
                                                                                     Marsico Capital Management, LLC
                                                                                     T. Rowe Price Associates, Inc.
                                                                                     Westfield Capital Management
                                                                                        Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks a balance of high current income and capital appre-  BlackRock Financial Management, Inc.
                          ciation, consistent with a prudent level of risk.          Pacific Investment Management
                                                                                        Company LLC
                                                                                     SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  INTERNATIONAL EQUITY    emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     BlackRock Investment Management, LLC
                                                                                     EARNEST Partners, LLC
                                                                                     J.P. Morgan Investment Management Inc.
                                                                                     Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CORE EQUITY             emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Janus Capital Management, LLC
                                                                                     Thornburg Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  VALUE                   emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Institutional Capital LLC
                                                                                     MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  GROWTH                  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     BlackRock Investment Management, LLC
                                                                                     Franklin Advisers, Inc.
                                                                                     Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  VALUE                   emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     Diamond Hill Capital Management, Inc.
                                                                                     Knightsbridge Asset Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks high total return through a combination of current   Pacific Investment Management
  MULTI-SECTOR BOND       income and capital appreciation.                              Company LLC
                                                                                     Post Advisory Group, LLC
                                                                                     SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------


                                              CONTRACT FEATURES AND BENEFITS 21

------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 -- CLASS B                                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S),
 SHARES PORTFOLIO NAME    OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP    Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
  GROWTH                  emphasis on risk-adjusted returns and managing volatility       Group, LLC
                          in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                       Lord, Abbett & Co. LLC
                                                                                       Morgan Stanley Investment
                                                                                          Management Inc.
                                                                                       NorthPointe Capital, LLC
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP    Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
  VALUE                   emphasis on risk-adjusted returns and managing volatility       Group, LLC
                          in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                       Franklin Advisory Services, LLC
                                                                                       Horizon Asset Management, LLC
                                                                                       Pacific Global Investment Management
                                                                                          Company
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   Seeks long-term growth of capital.                           AXA Equitable Funds Management
                                                                                          Group, LLC
                                                                                       RCM Capital Management, LLC
                                                                                       SSgA Funds Management, Inc.
                                                                                       Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN      Seeks to achieve long-term growth of capital.                AllianceBernstein L.P.
  SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL     Seeks to achieve long-term total return with an emphasis     AXA Equitable Funds Management
  CAP VALUE CORE          on risk-adjusted returns and managing volatility in the         Group, LLC
                          Portfolio.                                                   BlackRock Investment Management, LLC
                                                                                       Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE  Seeks to achieve capital appreciation and secondarily,       BlackRock Investment Management, LLC
  EQUITY                  income.
------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS        Seeks a combination of growth and income to achieve an       Boston Advisors, LLC
  EQUITY INCOME           above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       Seeks to achieve long-term growth of capital.                Capital Guardian Trust Company
  RESEARCH
------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX     Seeks to achieve a total return before expenses that ap-     AllianceBernstein L.P.
                          proximates the total return performance of the Russell
                          3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX        Seeks to achieve a total return before expenses that ap-     AXA Equitable Funds Management
                          proximates the total return performance of the Barclays         Group, LLC
                          Intermediate U.S. Government/Credit Index, including re-     SSgA Funds Management, Inc.
                          investment of dividends, at a risk level consistent with
                          that of the Barclays Intermediate U.S. Government/Credit
                          Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE Seeks to achieve long-term growth of capital.                Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX       Seeks to achieve a total return before expenses that ap-     AllianceBernstein L.P.
                          proximates the total return performance of the S&P 500
                          Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS     Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
                          emphasis on risk-adjusted returns and managing volatility       Group, LLC
                          in the Portfolio.                                            BlackRock Capital Management, Inc.
                                                                                       BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------


22  CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                      AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED Seeks to maximize income while maintaining prospects           AXA Equitable Funds Management
                          for capital appreciation with an emphasis on risk-adjusted        Group, LLC
                          returns and managing volatility in the Portfolio.              BlackRock Investment Management, LLC
                                                                                         Franklin Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON     Primarily seeks capital appreciation and secondarily seeks     AXA Equitable Funds Management
  ALLOCATION              income.                                                           Group, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND      Seeks to achieve capital appreciation.                         GAMCO Asset Management, Inc.
  ACQUISITIONS
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY    Seeks to maximize capital appreciation.                        GAMCO Asset Management, Inc.
  VALUE
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS       Seeks to achieve capital growth and current income.            AXA Equitable Funds Management
                                                                                            Group, LLC
                                                                                         BlackRock Investment Management, LLC
                                                                                         First International Advisors, LLC
                                                                                         Wells Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR    Seeks to achieve long-term capital appreciation with an        AXA Equitable Funds Management
  EQUITY                  emphasis on risk-adjusted returns and managing volatility         Group, LLC
                          in the Portfolio.                                              BlackRock Investment Management, LLC
                                                                                         Morgan Stanley Investment
                                                                                            Management Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           Seeks to achieve a total return before expenses that approx-   SSgA Funds Management, Inc.
  GOVERNMENT BOND/(1)/    imates the total return performance of the Barclays
                          Intermediate U.S. Government Bond Index, including re-
                          investment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government Bond Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE     Seeks to achieve long-term growth of capital with an           AXA Equitable Funds Management
  PLUS                    emphasis on risk-adjusted returns and managing volatility         Group, LLC
                          in the Portfolio.                                              BlackRock Investment Management, LLC
                                                                                         Hirayama Investments, LLC
                                                                                         WHV Investment Management
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY   Seeks to achieve a total return (before expenses that ap-      AXA Equitable Funds Management
  INDEX                   proximates the total return performance of a composite of         Group, LLC
                          40% Dow Jones EURO STOXX 50 Index, 25% FTSE 100                AllianceBernstein L.P.
                          Index, 25% TOPIX Index and 10% S&P/ASX 200 Index,
                          including reinvestment of dividends, at a risk level con-
                          sistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE    Seeks to provide current income and long-term growth of        AXA Equitable Funds Management
  PLUS                    income, accompanied by growth of capital with an em-              Group, LLC
                          phasis on risk-adjusted returns and managing volatility in     BlackRock Investment Management, LLC
                          the Portfolio.                                                 Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         Seeks to achieve long-term capital appreciation.               J.P. Morgan Investment Management
  OPPORTUNITIES                                                                             Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS    Seeks to achieve long-term growth of capital with an           AXA Equitable Funds Management
                          emphasis on risk-adjusted returns and managing volatility         Group, LLC
                          in the Portfolio.                                              BlackRock Investment Management, LLC
                                                                                         Institutional Capital LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS  Seeks to provide long-term capital growth with an em-          AXA Equitable Funds Management
                          phasis on risk-adjusted returns and managing volatility in        Group, LLC
                          the Portfolio.                                                 BlackRock Investment Management, LLC
                                                                                         Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------------------------------------------


                                              CONTRACT FEATURES AND BENEFITS 23

---------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                       AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX  Seeks to achieve a total return before expenses that ap-        SSgA Funds Management, Inc.
                          proximates the total return performance of the Russell
                          1000 Value Index, including reinvestment of dividends, at
                          a risk level consistent with that of the Russell 1000 Value
                          Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP  Seeks to achieve capital appreciation and growth of in-         Lord, Abbett & Co. LLC
  CORE                    come with reasonable risk.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL      Seeks to achieve capital appreciation.                          Massachusetts Financial Services
  GROWTH                                                                                     Company which operates under the
                                                                                             name of MFS Investment Management
---------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX          Seeks to achieve a total return before expenses that ap-        SSgA Funds Management, Inc.
                          proximates the total return performance of the S&P Mid
                          Cap 400 Index, including reinvestment of dividends, at a
                          risk level consistent with that of the S&P Mid Cap 400
                          Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS     Seeks to achieve long-term capital appreciation with an         AXA Equitable Funds Management
                          emphasis on risk adjusted returns and managing volatility          Group, LLC
                          in the Portfolio.                                               BlackRock Investment Management, LLC
                                                                                          Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           Seeks to obtain a high level of current income, preserve        The Dreyfus Corporation
                          its assets and maintain liquidity.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID     Seeks to achieve capital growth.                                Morgan Stanley Investment
  CAP GROWTH                                                                                 Management Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP       Seeks to achieve capital appreciation, which may                AXA Equitable Funds Management
  EQUITY                  occasionally be short-term, with an emphasis on risk               Group, LLC
                          adjusted returns and managing volatility in the Portfolio.      BlackRock Investment Management, LLC
                                                                                          Franklin Mutual Advisers, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL     Seeks to achieve capital appreciation.                          OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND Seeks to generate a return in excess of traditional money       Pacific Investment Management
                          market products while maintaining an emphasis on                   Company, LLC
                          preservation of capital and liquidity.
---------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX    Seeks to replicate as closely as possible (before the de-       AllianceBernstein L.P.
                          duction of Portfolio expenses) the total return of the Russell
                          2000 Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   Seeks to achieve long-term capital appreciation and sec-        T. Rowe Price Associates, Inc.
  STOCK                   ondarily, income.
---------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL       Seeks to achieve long-term capital growth with an               AXA Equitable Funds Management
  EQUITY                  emphasis on risk adjusted returns and managing volatility          Group, LLC
                          in the Portfolio.                                               BlackRock Investment Management, LLC
                                                                                          Templeton Investment Counsel, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME  Seeks to achieve total return through capital appreciation      UBS Global Asset Management
                          with income as a secondary consideration.                          (Americas) Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK    Seeks to achieve capital growth and income.                     Invesco Advisers, Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA      Seeks to achieve long-term capital growth.                      Wells Capital Management, Inc.
  GROWTH
---------------------------------------------------------------------------------------------------------------------------------




(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

24  CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2012 is 1.50%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) or the guaranteed interest option, subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. You may not make transfers to the guaranteed interest option. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not

                                              CONTRACT FEATURES AND BENEFITS 25
change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

You may have your account value transferred to any of the variable investment options available under your contract. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options or guaranteed interest option according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special dollar cost averaging program is not available.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12 month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for

26  CONTRACT FEATURES AND BENEFITS
special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you are participating in a Principal guarantee benefit or the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the general dollar cost averaging program is not available.

INVESTMENT SIMPLIFIER. We offer two Investment simplifier options.

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTERACTION OF DOLLAR COST AVERAGING WITH OTHER CONTRACT FEATURES AND BENEFITS

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging and, for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life

                                              CONTRACT FEATURES AND BENEFITS 27

("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.

CREDITS (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

-------------------------------------------------
                                CREDIT PERCENTAGE
FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
         BREAKPOINTS              CONTRIBUTIONS
-------------------------------------------------
     Less than $350,000                 4%
-------------------------------------------------
     $350,000 or more                   5%
-------------------------------------------------

The percentage of the credit is based on your total first year contributions. Any amount transferred from a prior contract issued by us in which a credit was previously applied is not eligible for an additional credit on the amount transferred to this contract. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 -7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

..   For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

..   If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

..   The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VI later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)/(1)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

28  CONTRACT FEATURES AND BENEFITS

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any benefit base increases as the result of an annual ratchet based on an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus/SM/ contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add the Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, the Standard death benefit is based on the Standard death benefit benefit base; the Annual Ratchet to age 85 enhanced death benefit is based on the Annual Ratchet to age 85 benefit base; the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND the Guaranteed minimum income benefit are based on the Greater of the 4% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85 benefit base.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

4% ROLL-UP TO AGE 85 BENEFIT BASE
(USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:

..   4% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and

..   2% with respect to the EQ/Money Market variable investment option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

                                              CONTRACT FEATURES AND BENEFITS 29

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

See Appendix III for an example of the relationship between the benefit base calculated based on the 4% Roll-Up to age 85 and a hypothetical account value.

Certain contracts may have a different effective annual roll-up rate, based on when you purchased your contract and the state in which you purchased your contract. See Appendices VI and VII later in this Prospectus.

Please see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-up benefit base when you transfer account values between investment options with a higher roll-up rate (4-6%) and investment options with a lower roll up rate (3%).

ANNUAL RATCHET TO AGE 85 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      OR

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      OR

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 85 and a hypothetical account value.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 BENEFIT BASE (USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to the greater of the benefit base computed for the 4% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

ROLL-UP BENEFIT BASE RESET

You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit"), you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 80. If you elect both the Greater of enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- resets your Roll-Up benefit base on a single contract date anniversary.
AUTOMATIC ANNUAL RESET PROGRAM -- automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not

30  CONTRACT FEATURES AND BENEFITS
   eligible for a reset or that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary as described above.

If you elect to reset your Roll-Up benefit base on any contract date anniversary, we may increase the charge for the Guaranteed minimum income benefit and the Greater of enhanced death benefit. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset but not later than the contract date anniversary following age 85. See "Exercise rules" under "Guaranteed minimum income benefit" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 4% of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 4% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix VIII -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

This benefit includes the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA or if you elect a Principal guarantee benefit. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

                                              CONTRACT FEATURES AND BENEFITS 31

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

-------------------------------------
          LEVEL PAYMENTS
-------------------------------------
   OWNER'S
AGE AT EXERCISE  PERIOD CERTAIN YEARS
-------------------------------------
80 and younger            10

      81                  9

      82                  8

      83                  7

      84                  6
      85                  5
-------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive under a fixed payout option will be the greater of
(i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to guaranteed annuity purchase factors, or (ii) the amount of income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a supplementary contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 4% of the
    Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 4% of your Roll-Up benefit base at the beginning of the contract year.

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the

32  CONTRACT FEATURES AND BENEFITS

Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 85th birthday. Other options are available to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

Please note:

(i)if you were age 75 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 74, but turned 75 before the GMIB effective date or the Roll-Up benefit base was reset when you were between the ages of 75 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(ii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii)since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll-over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day time-frame following the contract date anniversary in order for you to be eligible to exercise;

(v)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age 85. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 84, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 72 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;

(vii)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

                                              CONTRACT FEATURES AND BENEFITS 33

ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as: (i) no more than three months have elapsed since your contract was issued, or (ii) we continue to offer the Guaranteed minimum income benefit described earlier in this section with the identical terms and conditions, including the maximum fee and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

..   The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

..   The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

..   Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

..   Certain contract owners will only be permitted to add the Guaranteed minimum income benefit to their contracts if the death benefit they elect at issue is compatible with the Guaranteed minimum income benefit. They may elect the Guaranteed minimum income benefit if they have the Standard death benefit or the Annual Ratchet to age 85 enhanced death benefit.

..   If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.

ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER A BENEFIT HAS BEEN DROPPED

If you drop the Guaranteed minimum income benefit, as described later in this section under "Dropping the Guaranteed minimum income benefit after issue", you will not be able to add the Guaranteed minimum income benefit to your contract again for one year after you have dropped the benefit, in addition to the other requirements described in this section.

DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

..   For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/
    contract holders:

   -- You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the expiration of any withdrawal charges in effect under your contract and the contract date anniversary following the GMIB effective date.

..   For Accumulator(R) Select/SM/ contract holders:

   -- If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

   -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

..   The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

..   If you elect the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age
    85 Guaranteed minimum death benefit and the Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit, we will no longer deduct the Guaranteed minimum income benefit charge. However, we will continue to deduct the Guaranteed minimum death benefit charge.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, the Standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue, and for Accumulator(R) Plus/SM/ contract owners, ages 76 through 80 at issue.

34  CONTRACT FEATURES AND BENEFITS

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. See "Payment of death benefit" later in this Prospectus for more information.

The Annual Ratchet to age 85 enhanced death benefit and the Standard death benefit can be elected by themselves. The Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits described below:

..   ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available to owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts, ages 0 through 70 at issue of Inherited IRA contracts, ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

..   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available, if elected in connection with the Guaranteed minimum income benefit, to owner (or older joint owner, if applicable) ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase the "Greater of" enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

Resets are not available under the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit if you drop the Guaranteed minimum income benefit.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

                                              CONTRACT FEATURES AND BENEFITS 35

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available upon conversion of the Guaranteed minimum income benefit at age 85 under certain circumstances.

--------------------------------------------------------------------------------
The "Conversion effective date" is the contract date anniversary following age
85. The "Conversion transaction date" is the date that we receive your election form at our processing office in good order, if you affirmatively elect to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85, or the 30th day following the Conversion effective date, if the Guaranteed minimum income benefit converts automatically to the Guaranteed withdrawal benefit for life.
--------------------------------------------------------------------------------

If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the Conversion effective date, you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

..   You may affirmatively convert the Guaranteed minimum income benefit to a
    Guaranteed withdrawal benefit for life;

..   You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

..   You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

If you take no action, the Guaranteed minimum income benefit will convert automatically to the Guaranteed withdrawal benefit for life.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum

36  CONTRACT FEATURES AND BENEFITS
income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit at age 85 (or permit the benefit to convert) if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date; or

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is also limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL at age 85, your GWBL benefit base is equal to either your account value or Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum

                                              CONTRACT FEATURES AND BENEFITS 37
death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

---------------------------------------------------
                                      B
           A              APPLICABLE PERCENTAGE OF
APPLICABLE PERCENTAGE OF  GUARANTEED MINIMUM INCOME
     ACCOUNT VALUE              BENEFIT BASE
---------------------------------------------------
         5.0%                       4.0%
---------------------------------------------------

For example, if on the Conversion effective date the Guaranteed minimum income benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals only $4,600, while $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals $5,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.0%.

On the other hand, if on the Conversion effective date the Guaranteed minimum income benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $8,000. This is because $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals only $5,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals $8,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.0% to 5.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE. If you hold an IRA or NQ contract, you may elect a Joint life contract if you meet the conditions described below under "Successor owner". In order to convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life, you must affirmatively request that the benefit be converted. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described in this section. For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on the age of the younger spouse, as set forth in the following table.

----------------------------------------------
                                    B
                                APPLICABLE
                    A         PERCENTAGE OF
               APPLICABLE    GUARANTEED MINI-
              PERCENTAGE OF MUM INCOME BENEFIT
SPOUSE'S AGE  ACCOUNT VALUE        BASE
----------------------------------------------
    85+           4.5%             3.0%

   80-84          4.0%             2.5%

   75-79          3.5%             2.0%

   70-74          3.0%             1.5%

   65-69          2.5%             1.0%
----------------------------------------------

38  CONTRACT FEATURES AND BENEFITS

For example, if on the Conversion effective date your account value is $100,000, the Guaranteed minimum income benefit base is $220,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,300. This is because $100,000 (the account value) multiplied by 3.0% (the percentage in Column A for the younger spouse's age band) equals only $3,000, while $220,000 (the Guaranteed minimum income benefit base) multiplied by 1.5% (the percentage in Column B for the younger spouse's age band) equals $3,300. Under this example, your initial GWBL benefit base would be $220,000, and your Applicable percentage would be 1.5%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 3.5%, and your Guaranteed annual withdrawal amount would increase to $5,600.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age on the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

If you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

SUCCESSOR OWNER

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 65 on the Conversion effective date. (Withdrawals taken during the 30 days following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large. See "Effect of withdrawals during the 30 days following the Conversion effective date" later in this section.) If your spouse is younger than 65 on the Conversion effective date, you will not be able to elect a Joint life contract. The successor owner must be the owner's spouse. For NQ contracts, you have the option to designate the successor owner as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner.

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date, If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either:
(i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP and TSA contracts are not permitted in connection with this benefit. Loans are not permitted under TSA contracts in which the Guaranteed withdrawal benefit for life is in effect. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

                                              CONTRACT FEATURES AND BENEFITS 39

EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life at age 85 if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,000 (4.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $2,880 (4.0% of $72,000), instead of the original $4,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA or TSA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.

INVESTMENT OPTIONS

Your investment options will be limited to the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value among these investment options at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

AUTOMATIC CONVERSION

If you take no action during the 30 days after the Conversion effective date, and permit your Guaranteed minimum income benefit to convert to the Guaranteed withdrawal benefit for life automatically, we will reallocate any portion of your account value invested in investment options other than the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) to the AXA Moderate Allocation Portfolio as part of the automatic conversion, on the Conversion transaction date. You will be able to reallocate your account value among the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. (See the front

40  CONTRACT FEATURES AND BENEFITS
cover of this Prospectus for a full list of which Portfolios are available under your contract.) Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Moderate Allocation Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) on that date will be invested in the AXA Moderate Allocation Portfolio. If the AXA Moderate Allocation Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above.

You may elect a new Investment simplifier dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and general dollar cost averaging program will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.

REBALANCING YOUR ACCOUNT VALUE

Any rebalancing program in place on the date of conversion will be terminated. You may elect a new rebalancing program after conversion. See "Rebalancing your account value" in "Transferring money among investment options" later in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

LOANS UNDER ROLLOVER TSA CONTRACTS

If there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If the Guaranteed minimum income benefit does not convert to the Guaranteed withdrawal benefit for life because there is an outstanding loan, the Guaranteed minimum income benefit will terminate as of the Conversion effective date. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-Ups of the death benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-Ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

                                              CONTRACT FEATURES AND BENEFITS 41

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

..   Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.

DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit at age 85, subject to the following restrictions:

..   You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

..   The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

..   If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under your contract.

..   If you drop the Guaranteed withdrawal benefit for life, you will be able to take loans from Rollover TSA contracts (employer or plan approval required). See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.

..   Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has

42  CONTRACT FEATURES AND BENEFITS
   the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). See "What are your investment options under the contract?" earlier in this section and the front cover of this Prospectus for more information as to which Portfolios are available under your contract.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(For Accumulator(R), Accumulator(R) Elite/SM /and Accumulator(R) Select/SM/ contracts only)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement

                                              CONTRACT FEATURES AND BENEFITS 43
account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.


..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.


..   The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.


..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix IX" for more information.


..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The Guaranteed minimum income benefit, the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal

44  CONTRACT FEATURES AND BENEFITS
   the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                                              CONTRACT FEATURES AND BENEFITS 45

2. Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (iv) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

46  DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

..   A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)the contract number;

(2)the dollar amounts or percentages of your current account value to be transferred; and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under "4% Roll-Up to age 85 (used for the Greater of 4% Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher roll-up rate (4%, 5% or 6%) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower roll-up rate (2% or 3%) applies with respect to the EQ/Money Market option (except amounts allocated to the account for special money market dollar cost averaging, if available), the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower roll-up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher roll-up rate options". For more information about roll-up rates applicable in various states and for various contract versions, see Appendices VI and VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 4% and the other portion that is rolling up at 2%. If you transfer account value from a 4% option to a 2% option, all or a portion of your benefit base will transfer from the 4% benefit base segment to the 2% benefit base segment. Similarly, if you transfer account value from a 2% option to a 4% option, all or a portion of your benefit base will transfer from the 2% segment to the 4% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 4% roll-up rate that is being transferred to an investment option with a 2% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

                                                    TRANSFERRING YOUR MONEY
                                                   AMONG INVESTMENT OPTIONS  47

..   For example, if your account value is $30,000 and has always been invested in 4% investment options, and your benefit base is $40,000 and is all rolling up at 4%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 2% investment option), then we will transfer 50% of your benefit base ($20,000) from the 4% benefit base segment to the 2% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 4% and $20,000 will roll-up at 2%. In this example, the amount of your Roll-up benefit base rolling up at 2% is more than the dollar amount of your transfer to a 2% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 2% investment options, and your benefit base is $30,000 and is all rolling up at 2%, and you transfer 50% of your account value ($20,000) to a 4% investment option, then we will transfer 50% of your benefit base ($15,000) from the 2% benefit base segment to the 4% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 4% and $15,000 will roll-up at 2%. In this example, the dollar amount of your benefit base rolling up at 4% is less than the dollar amount of your transfer to a 4% investment option.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

    TRANSFERRING YOUR MONEY
48  AMONG INVESTMENT OPTIONS

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)the percentage you want invested in each investment option (whole percentages only), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, special money market dollar cost averaging. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any rebalancing program you have in place at the time. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. You may elect a new rebalancing program after your current rebalancing program is terminated by this event.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

                                                    TRANSFERRING YOUR MONEY
                                                   AMONG INVESTMENT OPTIONS  49

4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" and "How withdrawals affect your GWBL" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


--------------------------------------------------------------
                    METHOD OF WITHDRAWAL
--------------------------------------------------------------
                    AUTO-
                    MATIC                  PRE-AGE   LIFETIME
                   PAYMENT                  59 1/2   REQUIRED
                    PLANS                    SUB-     MINIMUM
                    (GWBL          SYSTE- STANTIALLY DISTRIBU-
 CONTRACT/(1)/      ONLY)  PARTIAL MATIC    EQUAL      TION
--------------------------------------------------------------
NQ                   Yes     Yes    Yes      No         No
--------------------------------------------------------------
Rollover IRA         Yes     Yes    Yes      Yes        Yes
--------------------------------------------------------------
Flexible             Yes     Yes    Yes      Yes        Yes
Premium IRA
--------------------------------------------------------------
Roth Conversion      Yes     Yes    Yes      Yes        No
IRA
--------------------------------------------------------------
Flexible Premium     Yes     Yes    Yes      Yes        No
Roth IRA
--------------------------------------------------------------
Inherited IRA        No      Yes    No       No         /(2)/
--------------------------------------------------------------
QP/(3)/              Yes     Yes    No       No         No
--------------------------------------------------------------
Rollover TSA/(4)/    Yes     Yes    Yes      No         Yes
--------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.

(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix VIII -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.
--------------------------------------------------------------------------------

All requests for withdrawals must be made on a specific form that we provide. Please see "How to reach us" under "Who is AXA Equitable?" earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on


50  ACCESSING YOUR MONEY
your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan in connection with the conversion to the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

                                                       ACCESSING YOUR MONEY  51

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or
(iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(Rollover IRA, Flexible Premium IRA and Rollover TSA contracts only -- See "Tax information" and Appendix VIII later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This service does not generate automatic required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70 1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix VIII later in this Prospectus.

This service is not available under qualified plan contracts.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix VIII later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject

52  ACCESSING YOUR MONEY
to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life at age 85, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 4% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 4% or less of the 4% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year, for contracts in which the benefit is elected at issue. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 4% of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals

                                                       ACCESSING YOUR MONEY  53
in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 4% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if the GWBL option or a PGB is in effect.

If you elect the Guaranteed minimum income benefit and there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VI later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix VIII for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

54  ACCESSING YOUR MONEY

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of payout annuity options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply in your state.

You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this

                                                       ACCESSING YOUR MONEY  55

Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

-------------------------------------------------------------------
Fixed annuity payout options       Life annuity
                                   Life annuity with period certain
                                   Life annuity with refund certain
                                   Period certain annuity
-------------------------------------------------------------------
Variable Immediate Annuity         Life annuity
  payout options (described in a   Life annuity with period certain
  separate prospectus)
-------------------------------------------------------------------
Income Manager(R) payout options   Life annuity with period certain
  (available for owners and        Period certain annuity
  annuitants age 83 or less at
  contract issue) (described in a
  separate prospectus)
-------------------------------------------------------------------

..   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

56  ACCESSING YOUR MONEY

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity payout, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial Annuitization" in "Tax Information" for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

Except with respect to the Income Manager(R), where payments are made on the 15th day of the month, you can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite/SM/ or Accumulator(R) Select/SM/ contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus/SM/ contract date. Please see Appendix VI later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at anytime. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender if an Income Manager(R) payout option is chosen.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically.

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.

                                                       ACCESSING YOUR MONEY  57

5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.80%

   Accumulator(R) Plus/SM/:     0.95%

   Accumulator(R) Elite/SM/:    1.10%

   Accumulator(R) Select/SM/:   1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.30%

   Accumulator(R) Plus/SM/:     0.35%

   Accumulator(R) Elite/SM/:    0.30%

   Accumulator(R) Select/SM/:   0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.20%

   Accumulator(R) Plus/SM/:     0.25%

   Accumulator(R) Elite/SM/:    0.25%

   Accumulator(R) Select/SM/:   0.35%

58  CHARGES AND EXPENSES

ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.


WITHDRAWAL CHARGE
(For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts only )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

----------------------------------------------------------------------------------------------------------------
                         WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
----------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8    9     10+
----------------------------------------------------------------------------------------------------------------
Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --  --
----------------------------------------------------------------------------------------------------------------
Accumulator(R)
Plus/SM/                                                     8%  8%  7%  7%  6%      5%  4%  3%      2%  0%/(2)/
----------------------------------------------------------------------------------------------------------------
Accumulator(R)
Elite/SM/                                                    8%  7%  6%  5%  0%/(3)/ --  --  --      --  --
----------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 10th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

                                                       CHARGES AND EXPENSES  59

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. In the first contract year, the relevant benefit base is determined using all contributions received in the first 90 days of the contract year, for contracts in which the benefit is elected at issue. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.00% of the greater of the 4% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.15%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R)

60  CHARGES AND EXPENSES

Select/SM/ contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio (under certain contracts) and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state and the front cover of this Prospectus for more information as to which Portfolios are available under your contract) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 1.00% of the benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.30%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits unless the no lapse guarantee is in effect, as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed with-

                                                       CHARGES AND EXPENSES  61
drawal benefit for life ("GWBL")" earlier in this Prospectus. We deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge may increase as the result of an Annual Ratchet, up to a percentage equal to the maximum charge for the Guaranteed minimum income benefit (i.e., 1.30%). We will permit you to opt out of the ratchet if the charge increases. See "Guaranteed minimum income benefit charge" earlier in this section.

NET LOAN INTEREST CHARGE

We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See "Loans under Rollover TSA contracts" earlier in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

62  CHARGES AND EXPENSES

6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

--------------------------------------------------------------------------------
When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms Owner and Successor Owner are intended to be references to Annuitant and Joint Annuitant, respectively, if the contract has a non-natural owner.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if

                                                   PAYMENT OF DEATH BENEFIT  63
payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

   -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

64  PAYMENT OF DEATH BENEFIT

   -- If you elected either the Annual Ratchet to age 85 enhanced death benefit
      (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

..   If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 85 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 75 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death

                                                   PAYMENT OF DEATH BENEFIT  65
benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

66  PAYMENT OF DEATH BENEFIT

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                                                   PAYMENT OF DEATH BENEFIT  67

7. Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix VIII later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES


Taxpayers with incomes over $250,000 should consider the 3.8% Medicare tax on investment income (including, for this purpose, income from NQ contracts) which will be effective after December 31, 2012.


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.

68  TAX INFORMATION

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED WITHDRAWAL BENEFIT FOR
LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes as discussed above. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 591/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

                                                            TAX INFORMATION  69

..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.


In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).


The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.


Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement

70  TAX INFORMATION
arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospec- tus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical

                                                            TAX INFORMATION  71
requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements (IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50 - 70 1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds

72  TAX INFORMATION
out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12 month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12 month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for more details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract

                                                            TAX INFORMATION  73
benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your

74  TAX INFORMATION
spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in the Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

                                                            TAX INFORMATION  75

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) SelectSM Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.
With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12 month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are

76  TAX INFORMATION
under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

                                                            TAX INFORMATION  77

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING


We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.


..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.


Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


78  TAX INFORMATION

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.


                                                            TAX INFORMATION  79

8. More information


--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to terminate transfers to any of the variable investment options; and

(9)to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.

80  MORE INFORMATION

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VI later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, AIP will be automatically terminated. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

                                                           MORE INFORMATION  81

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue

82  MORE INFORMATION

Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we

                                                           MORE INFORMATION  83
will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two single life contracts. If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your Guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health

84  MORE INFORMATION
and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC


                                                           MORE INFORMATION  85

James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc.
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc.
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc.
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


86  MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


--------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                           2011     2010     2009     2008    2007    2006
--------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.20 $  12.27 $  10.99 $   8.75 $ 14.58 $ 13.91
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     53,670   56,888   58,442   49,051  25,941   4,973
--------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  12.13 $  12.06 $  11.39 $  10.51 $ 11.97 $ 11.46
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     27,990   27,081   27,962   16,158   4,306     590
--------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.96 $  12.20 $  11.34 $  10.04 $ 12.62 $ 12.12
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     25,466   27,334   27,256   17,697   6,473   1,414
--------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.94 $  12.39 $  11.42 $   9.89 $ 13.27 $ 12.65
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    118,023  126,015  127,613   84,689  37,645   8,363
--------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  12.31 $  13.12 $  11.92 $   9.90 $ 14.71 $ 14.01
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    159,713  169,708  175,685  141,905  75,948  17,150
--------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $  15.53 $  15.84 $  12.04 $   8.99 $ 16.46 $ 14.29
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,319    3,127    2,475    2,070   1,013     213
--------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------
   Unit value                            $   8.89 $   9.96 $   8.12 $   6.42 $  9.76 $ 10.82
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,891    3,834    3,612    2,521   1,033     123
--------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $  12.29 $  12.85 $  11.59 $   9.02 $ 14.40 $ 14.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,486    8,518    7,088    3,987   1,992     385
--------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------
   Unit value                            $   2.34 $   2.38 $   2.09 $   1.90 $  2.84 $  2.77
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     15,306   13,840   12,019    8,373   3,300     989
--------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------
   Unit value                            $  12.34 $  12.02 $  10.52 $   8.11 $ 13.61 $ 13.57
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,141    3,105    3,080    2,728   2,267     276
--------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------
   Unit value                            $  11.11 $  11.20 $   9.79 $   7.73 $ 13.94 $ 13.65
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,092    6,298    6,300    3,919   2,328     869
--------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------
   Unit value                            $  10.85 $  10.49 $  10.05 $   9.91 $ 11.03 $ 10.84
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     10,017   10,201    9,215    3,840   3,598   1,106
--------------------------------------------------------------------------------------------


                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-1

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------
                                          2011    2010    2009    2008    2007    2006
---------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------
   Unit value                            $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,530   8,228   8,363   7,157   3,823    406
---------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,406   9,058   8,430   4,505   2,496    553
---------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 11.98 $ 12.94 $ 11.38 $  9.02 $ 15.30 $13.60
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,338  10,227  11,370  10,424   5,402  1,416
---------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------
   Unit value                            $  9.89 $ 10.01 $  9.11 $  7.07 $ 10.51 $10.43
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,799   9,074   9,627   8,899   7,144    828
---------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)    47,962  51,107  53,600  48,476  21,512     --
---------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.36 $ 12.36 $ 11.42 $  9.92 $ 11.67 $11.43
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,756   2,379   2,024   1,668   1,148    231
---------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------
   Unit value                            $ 55.32 $ 58.08 $ 44.36 $ 31.77 $ 46.43 $43.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,477   2,518   2,346   1,862     981    156
---------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.28 $ 11.92 $ 11.36 $ 11.29 $ 10.74 $ 9.95
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,807   5,692   5,026   4,266   1,405    316
---------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------
   Unit value                            $ 20.63 $ 23.84 $ 21.67 $ 14.63 $ 34.76 $24.80
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,177   6,593   6,856   5,722   2,799    625
---------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 11.42 $ 10.99 $ 10.68 $ 11.07 $ 10.83 $10.27
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,722   4,344   4,131   2,411     353     63
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.44 $ 15.18 $ 14.08 $ 10.54 $ 19.36 $17.03
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,782   5,762   5,399   3,339   1,892    625
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 12.61 $ 12.14 $  9.68 $ 19.90 $18.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,997   7,476   7,762   7,019   4,042    800
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 14.85 $ 14.19 $ 11.04 $ 19.62 $18.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,719   4,897   4,627   3,778   2,421    590
---------------------------------------------------------------------------------------


    APPENDIX I: CONDENSED
I-2 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDED DECEMBER 31,
                                         --------------------------------------------
                                          2011    2010    2009    2008   2007   2006
-------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------
   Unit value                            $ 11.45 $ 12.24 $ 11.05 $ 8.46 $14.23 $14.59
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,715   1,627   1,315    893    648    104
-------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------
   Unit value                            $ 11.53 $ 12.20 $ 10.82 $ 8.67 $14.03 $13.69
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)       704     636     588    365    162     37
-------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 13.60 $ 12.04 $ 9.04 $14.83 $13.00
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,629   1,994   1,863  1,333    747     58
-------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------
   Unit value                            $  5.83 $  5.92 $  5.24 $ 4.45 $10.42 $11.22
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,147   3,116   2,573  1,673  1,065    314
-------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------
   Unit value                            $ 11.08 $ 12.27 $ 10.91 $ 8.81 $12.92 $11.83
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,229   2,940   2,462  1,142    524     92
-------------------------------------------------------------------------------------
 EQ/ MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $  5.80 $  6.58 $  5.80 $ 4.28 $ 7.26 $ 6.33
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,722   8,917   7,396  5,559  3,231    363
-------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------
   Unit value                            $ 12.87 $ 13.36 $ 10.76 $ 8.00 $15.98 $14.99
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,047   5,233   5,325  3,947  2,442    587
-------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------
   Unit value                            $ 13.12 $ 14.68 $ 12.15 $ 9.06 $15.19 $15.64
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,540   8,296   9,184  1,612  1,507    506
-------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------
   Unit value                            $ 10.26 $ 10.39 $ 10.53 $10.67 $10.58 $10.24
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,652   5,496   8,093  6,707  1,895    702
-------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $ 15.46 $ 16.97 $ 13.00 $ 8.38 $16.12 $13.35
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,727   5,277   4,560  3,390  1,545    298
-------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $  8.45 $  8.96 $  8.11 $ 6.57 $10.75 $10.71
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,724   5,245   5,808  5,798  5,018    666
-------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------
   Unit value                            $  9.50 $ 10.53 $  9.26 $ 6.77 $11.58 $11.10
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,123   4,348   3,449  2,631  1,541    158
-------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------
   Unit value                            $  9.36 $  9.50 $  9.54 $ 8.95 $ 9.45 $ 8.59
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,930  17,862  18,851  9,821  3,197    841
-------------------------------------------------------------------------------------


                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-3

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------
                                          2011    2010    2009   2008   2007   2006
------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------
   Unit value                            $ 13.70 $ 14.46 $11.64 $ 9.35 $14.39 $14.85
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,801   5,026  4,873  2,215  1,354    370
------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------
   Unit value                            $  6.02 $  6.22 $ 5.42 $ 3.85 $ 6.75 $ 6.37
------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,315   9,277  7,194  2,900  1,437    154
------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------
   Unit value                            $  7.84 $  8.66 $ 8.13 $ 6.33 $10.84 $10.76
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,890   5,019  5,026  4,870  4,461    526
------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------
   Unit value                            $  2.04 $  2.13 $ 1.90 $ 1.46 $ 2.46 $ 2.47
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,726   5,355  4,312  2,891  2,349    473
------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------
   Unit value                            $  9.96 $ 10.30 $ 9.06 $ 7.15 $11.48 $11.93
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,990   2,995  2,994  2,784  2,074    664
------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------
   Unit value                            $ 14.13 $ 15.21 $13.14 $ 9.49 $13.28 $12.09
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,492   3,985  2,913    807    550     81
------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 10.91 $ 11.79 $10.16 $ 7.50 $14.25 $12.96
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,713   4,150  2,900    529    238     94
------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------
   Unit value                            $ 13.35 $ 12.78 $12.20 $11.41 $11.28 $10.76
------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,376  11,264  8,726  2,680  1,109    333
------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.67 $ 14.41 $13.65 $10.65 $20.44 $18.42
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,762   3,852  3,873  2,606  1,524    386
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.01 $ 12.04 $10.94 $ 8.36 $14.02 $13.53
------------------------------------------------------------------------------------
   Number of units outstanding (000's)       992     928    759    507    349     62
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 12.41 $ 13.31 $11.92 $ 9.83 $15.92 $15.57
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,985   3,101  3,180  2,483  1,212    264
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------
   Unit value                            $ 13.17 $ 14.49 $11.57 $ 8.27 $14.84 $13.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,147   2,136  1,900  1,229    725    212
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 14.07 $ 16.45 $13.34 $ 9.36 $14.81 $15.00
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,972   2,689  2,341  1,300    778    224
------------------------------------------------------------------------------------


    APPENDIX I: CONDENSED
I-4 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


----------------------------------------------------------------------------------
                                             FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------
                                          2011   2010   2009   2008   2007   2006
----------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------
   Unit value                            $11.29 $10.89 $10.34 $ 9.56 $12.66 $12.44
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,669  3,634  3,205  2,102  1,768    448
----------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------
   Unit value                            $ 4.14 $ 4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,121  7,726  7,492  4,840  3,439    574
----------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------
   Unit value                            $11.22 $12.49 $10.17 $ 8.15 $13.29 $14.93
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,461  1,478  1,415    910    704    327
----------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------
   Unit value                            $12.92 $13.76 $11.84 $ 7.57 $14.50 $12.42
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,374  3,303  3,012  1,902    986    112
----------------------------------------------------------------------------------


                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-5

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



----------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                           2011     2010     2009     2008    2007    2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.40 $  11.42 $  10.26 $   8.19 $ 13.68 $ 13.09 $ 11.28 $ 10.60      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     39,758   44,516   47,988   44,143  31,080   6,793     342     120      --      --
----------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.34 $  11.31 $  10.71 $   9.90 $ 11.30 $ 10.85 $ 10.36 $ 10.27      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     26,538   25,752   25,907   18,171   4,087   1,202     501     286      --      --
----------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.00 $  11.25 $  10.48 $   9.30 $ 11.73 $ 11.29 $ 10.55 $ 10.38      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     20,717   20,999   20,920   16,064   7,023   2,537     671     279      --      --
----------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  44.46 $  46.26 $  42.75 $  37.11 $ 49.91 $ 47.71 $ 43.93 $ 42.57 $ 39.77 $ 33.91
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     21,265   22,543   23,023   18,036   9,394   3,387     762     659     461     279
----------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.91 $  11.66 $  10.61 $   8.84 $ 13.16 $ 12.57 $ 11.15      --      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    130,217  139,811  147,651  130,940  85,777  22,340   2,035      --      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  19.11 $  19.54 $  14.90 $  11.15 $ 20.47 $ 17.82 $ 16.60 $ 15.12 $ 13.48 $  9.71
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,859    2,770    2,587    2,766   2,301   1,922   1,979   2,313   2,809   3,037
----------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   8.77 $   9.85 $   8.05 $   6.38 $  9.73 $ 10.82      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,620    2,403    2,073    1,829     936     153      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  19.95 $  20.92 $  18.92 $  14.75 $ 23.62 $ 23.71 $ 19.92 $ 19.65 $ 18.05 $ 13.98
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      5,468    5,037    4,776    3,421   2,381   1,301   1,147   1,430   1,339   1,334
----------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   5.57 $   5.68 $   4.98 $   4.54 $  6.81 $  6.67 $  5.84 $  5.59      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,811    6,127    5,308    3,897   2,391   1,207     536     306      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.56 $  11.29 $   9.90 $   7.65 $ 12.88 $ 12.87 $ 11.67 $ 11.18 $ 10.23 $  7.91
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,729    5,007    5,543    6,117   7,563   4,914   5,540   6,418   6,957   7,543
----------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 201.73 $ 203.81 $ 178.67 $ 141.42 $255.59 $250.91 $230.23 $224.21 $199.56 $135.53
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        444      467      502      423     392     361     370     430     484     521
----------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  13.91 $  13.48 $  12.94 $  12.80 $ 14.28 $ 14.07 $ 13.73 $ 13.65 $ 13.32 $ 13.09
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,160    9,069    8,565    6,813   8,678   7,950   8,015   8,979  10,672  12,695
----------------------------------------------------------------------------------------------------------------------------


    APPENDIX I: CONDENSED
I-6 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004   2003   2002
-------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.94 $  9.52 $  8.65 $  6.63 $ 11.07 $10.84     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,090   5,553   6,031   5,304   3,797    665     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.96 $ 25.98 $ 23.07 $ 18.62 $ 30.17 $29.20 $15.77 $25.07 $23.10 $18.36
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,883   5,014   4,766   4,288   4,204  3,534  3,726  4,345  4,750  5,020
-------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.15 $ 15.32 $ 13.50 $ 10.73 $ 18.25 $16.26 $15.11 $13.86 $12.74 $ 9.87
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,980   7,854   9,136   9,050   5,863  2,666  1,390  1,251  1,338    701
-------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.75 $  9.90 $  9.03 $  7.03 $ 10.47 $10.42     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,905   7,472   8,263   8,326   6,851  1,076     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.64 $  8.12 $  7.47 $  5.90 $  9.50     --     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    26,377  27,864  29,210  27,745  13,483     --     --     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.38 $ 12.40 $ 11.49 $ 10.01 $ 11.80 $11.59 $10.49     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,259   2,245   1,717   1,577   1,416    425     11     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.62 $ 35.38 $ 27.10 $ 19.46 $ 28.50 $26.49 $22.64 $22.05     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,903   4,112   3,958   3,270   2,211    519    111     63     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.09 $ 11.76 $ 11.24 $ 11.19 $ 10.68 $ 9.92 $ 9.74     --     --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,949   5,515   5,491   5,387   1,997    457      9     --     --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.19 $ 17.60 $ 16.04 $ 10.86 $ 25.86 $18.50 $13.71 $10.48 $ 8.61 $ 5.61
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,953   8,829   9,622   8,369   5,992  2,602  1,632  1,515  1,462  1,464
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.15 $ 19.44 $ 18.94 $ 19.69 $ 19.30 $18.35 $18.07 $18.13 $18.07 $17.97
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,375   2,228   2,248   2,058     813    747    873  1,061  1,357  1,226
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.32 $ 12.62 $ 11.73 $  8.81 $ 16.22 $14.30 $12.18 $10.56 $ 9.44 $ 7.23
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,306   6,351   6,484   4,686   3,598  2,904  2,599  2,863  2,832  2,786
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.75 $ 12.44 $ 12.01 $  9.60 $ 19.79 $17.99 $14.79 $13.03 $11.20 $ 8.42
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,041   6,247   6,599   6,749   5,611  1,983  1,000  1,008  1,052    135
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.11 $ 18.30 $ 17.53 $ 13.67 $ 24.36 $22.46 $18.15 $16.63 $13.89 $11.02
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,124   5,532   5,490   5,347   4,881  3,580  3,145  3,356  3,673  4,227


                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-7

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.21 $ 13.09 $ 11.83 $  9.09 $15.32 $15.76 $13.30 $12.99 $11.90 $ 9.53
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,748   2,986   2,758   2,921  3,721  4,048  4,589  5,234  6,009  6,939
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.66 $  9.18 $  8.17 $  6.56 $10.64 $10.41 $ 9.36 $ 8.87 $ 8.08 $ 6.73
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,281   2,525   2,683   2,845  3,557  4,130  4,965  5,788  6,613  7,231
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.53 $ 15.32 $ 13.60 $ 10.24 $16.84 $14.80 $13.94 $12.99 $11.72 $ 9.20
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,411   2,793   3,016   2,719  2,698  2,090  2,422  2,867  3,344  3,796
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.74 $  5.84 $  5.18 $  4.42 $10.36 $11.19 $10.64     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,597   2,766   2,425   1,742  1,312    738    113     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.82 $ 12.01 $ 10.71 $  8.66 $12.75 $11.70 $10.55     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,347   2,449   2,041   1,080    497    138     45     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.84 $ 14.61 $ 12.91 $  9.55 $16.25 $14.20 $11.48     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,068   3,917   3,313   2,704  1,865    310      5     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.76 $ 11.20 $  9.04 $  6.74 $13.50 $12.70 $11.56 $11.04 $ 9.67 $ 6.84
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,910   7,480   7,799   7,091  6,060  4,317  4,297  4,997  5,343  5,392
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.26 $ 16.00 $ 13.27 $  9.92 $16.67 $17.21 $15.54 $14.18 $12.22 $ 9.32
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,450   7,106   8,258   3,049  3,624  3,215  3,279  3,574  3,783  4,067
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.61 $ 28.05 $ 28.48 $ 28.93 $28.78 $27.92 $27.14 $26.87 $27.08 $27.35
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,062   2,790   3,955   5,634  3,506  2,933  1,954  2,306  3,186  4,967
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.20 $ 16.73 $ 12.84 $  8.31 $16.02 $13.29 $12.36     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,242   5,888   5,105   3,782  2,291    361     40     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.33 $  8.86 $  8.04 $  6.53 $10.71 $10.70     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,064   3,351   3,613   3,890  3,519    623     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.37 $ 10.42 $  9.18 $  6.73 $11.54 $11.09     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,638   3,598   3,094   2,347  1,565    227     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.54 $ 10.73 $ 10.81 $ 10.17 $10.76 $ 9.81 $ 9.92     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,482  16,269  17,971  11,794  3,625  1,202    300     --     --     --
------------------------------------------------------------------------------------------------------------------


    APPENDIX I: CONDENSED
I-8 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


-----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------
                                          2011    2010   2009   2008    2007    2006   2005   2004   2003   2002
-----------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $16.22 $13.10 $10.55 $  16.27 $16.83 $14.52 $14.15 $12.21 $ 8.50
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,203  4,356  4,503  2,777    2,196  1,231    854  1,001  1,152    974
-----------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.84 $15.37 $13.41 $ 9.55 $  16.79 $15.90 $16.83 $16.44     --     --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,329  4,145  3,402  2,310    2,146     71     15     --     --     --
-----------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.73 $ 8.57 $ 8.06 $ 6.29 $  10.80 $10.75     --     --     --     --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,403  3,481  3,207  3,287    2,998    531     --     --     --     --
-----------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.02 $ 5.25 $ 4.71 $ 3.62 $   6.12 $ 6.15 $ 5.47 $ 5.10     --     --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,796  2,555  2,496  2,130    1,796    424    102      6     --     --
-----------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.80 $10.15 $ 8.95 $ 7.08 $  11.41 $11.88 $10.41     --     --     --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,264  2,134  2,153  2,035    1,990    900    131     --     --     --
-----------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.13 $10.94 $ 9.47 $ 6.86 $   9.62 $ 8.78 $ 8.42 $ 8.23 $ 7,80 $ 5.74
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,538  5,391  3,886  1,482    1,089    319    349    400    500    378
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 47.51 $51.49 $44.47 $32.90 $  62.68 $57.17 $55.24 $51.85 $46.99 $34.70
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       902  1,021    764    210  180,011    171    172    181    211    241
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.96 $13.40 $12.81 $12.02 $  11.91 $11.39 $11.14 $11.13 $10.88 $10.65
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,025  9,742  7,487  3,422    2,253  1,474  1,199  1,470  1,625  1,594
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.49 $12.99 $12.33 $ 9.64 $  18.56 $16.77 $13.59 $11.96 $10.30 $ 7.79
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,857  4,046  4,312  3,649    2,753  1,168    480    411    323    108
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.81 $10.76 $ 9.80 $ 7.51 $  12.62 $12.21 $10.92 $10.39 $ 9.62 $ 7.63
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,155  1,066  1,086    981      750    346    269    397    296    201
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.19 $12.03 $10.80 $ 8.93 $  14.50 $14.21 $12.10 $11.47 $10.18 $ 7.89
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,766  3,050  3,315  3,416    2,431  1,285    919    809    635    503
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.47 $11.54 $ 9.24 $ 6.62 $  11.92 $10.82 $10.03 $ 9.40 $ 8.54 $ 6.19
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,342  2,479  2,357  1,770    1,398    884    663    773    720    427
-----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.77 $14.96 $12.17 $ 8.56 $  13.58 $13.78 $12.20 $11.54 $10.18 $ 7.35
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,860  2,739  2,667  1,982    1,394    838    550    720    545    364
-----------------------------------------------------------------------------------------------------------------


                                                      APPENDIX I: CONDENSED
                                                      FINANCIAL INFORMATION  I-9

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $27.96 $27.03 $25.75 $23.85 $31.67 $31.19 $28.82 $28.41 $26.55 $22.00
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,141  2,079  1,890  1,874  2,103  1,654  1,626  1,924  2,218  1,906
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.95 $ 8.37 $ 6.66 $ 5.03 $ 8.83 $ 8.65 $ 7.97 $ 7.53     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,125  4,459  4,460  3,484  2,924    627    195     11     --     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.33 $15.99 $13.05 $10.48 $17.14 $19.31 $16.89 $16.39 $14.22 $10.51
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,633  1,878  1,909  1,879  2,209  2,465  2,629  3,013  3,182  3,460
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.78 $11.50 $ 9.92 $ 6.36 $12.21 $10.49 $ 9.93 $ 9.07 $ 8.77 $ 5.65
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,030  5,183  5,240  4,243  3,629  2,459  2,792  3,478    278    386
--------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-10 FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                           2011     2010     2009     2008     2007     2006    2005    2004    2003
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.43 $  12.56 $  11.29 $   9.02 $  15.09 $  14.45 $ 12.46 $ 11.72 $10.66
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     81,740   86,614   91,369   88,738   64,596   32,813  12,508   4,674    195
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.78 $  11.75 $  11.14 $  10.32 $  11.79 $  11.33 $ 10.83 $ 10.75 $10.31
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     56,298   54,990   56,858   42,602   10,068    5,935   3,738   1,736    116
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.61 $  11.89 $  11.08 $   9.85 $  12.43 $  11.98 $ 11.20 $ 11.03 $10.41
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     44,468   46,837   48,383   39,676   23,580   16,150   9,271   3,928    215
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.65 $  12.14 $  11.23 $   9.76 $  13.13 $  12.57 $ 11.58 $ 11.24 $10.51
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    169,487  182,689  187,530  162,336  117,390   83,885  52,197  21,440    970
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.95 $  12.79 $  11.66 $   9.72 $  14.48 $  13.84 $ 12.29 $ 11.72 $10.67
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    280,250  306,839  319,013  307,331  240,939  152,231  69,680  21,528    560
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  15.13 $  15.48 $  11.81 $   8.85 $  16.27 $  14.18 $ 13.22 $ 12.06 $10.75
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,294    4,251    3,707    4,155    3,846    2,926   1,783     913     81
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   8.72 $   9.81 $   8.02 $   6.36 $   9.71 $  10.81      --      --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,691    4,425    4,217    3,589    2,069      384      --      --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.97 $  12.56 $  11.37 $   8.88 $  14.23 $  14.30 $ 12.02 $ 11.87 $10.92
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     11,402   10,750    9,718    8,195    7,001    5,785   4,888   3,020    210
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   5.49 $   5.61 $   4.93 $   4.49 $   6.74 $   6.61 $  5.80 $  5.55     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      7,358    7,596    7,687    6,763    5,771    4,814   3,177     208     --
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.01 $  11.74 $  10.31 $   7.97 $  13.44 $  13.44 $ 12.20 $ 11.69 $10.72
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     12,354   13,284   14,379   15,308   17,200    6,674   4,879   2,900     86
---------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.95 $  11.08 $   9.72 $   7.70 $  13.93 $  13.69 $ 12.58 $ 12.26 $10.92
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,758    7,497    8,285    7,635    7,057    7,207   5,402   2,957    158
---------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.57 $  10.25 $   9.85 $   9.76 $  10.89 $  10.74 $ 10.50 $ 10.44 $10.20
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     15,379   15,758   15,630   13,286   14,134   11,680   7,995   3,501    284
---------------------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-11

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.89 $  9.48 $  8.63 $  6.61 $ 11.06 $ 10.84      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,038  12,024  12,570  12,038   7,823   1,788      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.99 $ 12.01 $ 10.68 $  8.63 $ 14.00 $ 13.56 $ 11.98 $11.67 $10.76
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,594  17,472  16,494  13,591  11,756   9,866   7,495  4,181    204
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.65 $ 12.63 $ 11.14 $  8.86 $ 15.09 $ 13.45 $ 12.51 $11.49 $10.57
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    18,903  21,844  25,216  27,244  25,093  20,022  11,881  5,249    435
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.70 $  9.86 $  9.00 $  7.01 $ 10.46 $ 10.42      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    18,816  20,186  26,123  22,020  19,931   3,992      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.60 $  8.09 $  7.45 $  5.90 $  9.50      --      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    66,778  72,176  77,428  73,834  36,003      --      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.33 $ 11.44 $  9.97 $ 11.77 $ 11.57 $ 10.48     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,153   3,441   2,904   2,617   2,502   1,759     442     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 32.83 $ 34.59 $ 26.51 $ 19.06 $ 27.94 $ 26.00 $ 22.24 $21.68     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,688   4,778   4,361   4,032   3,011   1,796     802     76     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.01 $ 11.70 $ 11.19 $ 11.16 $ 10.65 $  9.91 $  9.74     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,107  10,881   9,976   8,932   4,959   2,013     172     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.10 $ 23.30 $ 21.26 $ 14.40 $ 34.34 $ 24.59 $ 18.24 $13.97 $11.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,714  10,073  10,747   9,040   8,306   6,050   3,408  1,047     46
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 10.78 $ 10.51 $ 10.94 $ 10.74 $ 10.22 $ 10.07 $10.12 $10.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,170   5,599   6,213   5,624   2,177   1,691   1,398    905     69
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.11 $ 14.82 $ 13.80 $ 10.36 $ 19.11 $ 16.87 $ 14.38 $12.48 $11.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,646  12,040  12,800  12,557  12,092  11,624   7,243  3,564    178
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.65 $ 12.34 $ 11.92 $  9.54 $ 19.68 $ 17.91 $ 14.74 $13.00 $11.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,683  10,663  11,782  12,678  12,529   7,675   3,716  1,270     66
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.97 $ 14.52 $ 13.92 $ 10.87 $ 19.38 $ 17.89 $ 14.47 $13.27 $11.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,297   9,253   9,672   8,942   9,184   7,223   4,026  1,161     30
--------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-12 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 11.97 $ 10.84 $  8.33 $ 14.06 $14.47 $12.22 $11.96 $10.97
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,278   2,399   2,250   2,028   2,094  1,769  1,018    473     42
------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 11.92 $ 10.61 $  8.53 $ 13.85 $13.56 $12.21 $11.58 $10.57
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,518   1,657   1,676   1,341   1,364  1,455  1,271    643     69
------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.59 $ 13.29 $ 11.81 $  8.90 $ 14.66 $12.89 $12.16 $11.34 $10.24
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,906   2,226   2,475   2,429   2,960  1,215    705    369     29
------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.70 $  5.81 $  5.16 $  4.40 $ 10.34 $11.17 $10.63     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,669   6,525   6,971   6,687   7,005  5,957    563     --     --
------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.75 $ 11.94 $ 10.66 $  8.63 $ 12.71 $11.68 $10.54     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,343   4,125   4,065   2,823   1,698  1,248    527     --     --
------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.75 $ 14.52 $ 12.85 $  9.52 $ 16.21 $14.18 $11.48     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,333   7,236   5,774   4,806   3,860  1,674    373     --     --
------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.51 $ 13.03 $ 10.54 $  7.86 $ 15.77 $14.84 $13.53 $12.93 $11.33
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,217  10,198  10,675  10,589  10,337  8,706  5,920  3,260    291
------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.78 $ 14.35 $ 11.92 $  8.92 $ 15.00 $15.51 $14.02 $12.80 $11.04
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,367  16,208  19,394   5,726   6,668  6,490  4,526  2,213    149
------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.08 $ 10.25 $ 10.42 $ 10.59 $ 10.55 $10.24 $ 9.97 $ 9.87 $ 9.96
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,708  10,912  19,099  26,885   8,854  4,632  2,041  1,005     42
------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.10 $ 16.63 $ 12.78 $  8.28 $ 15.97 $13.27 $12.35     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,135   9,351   7,909   6,915   5,059  2,350    533     --     --
------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.29 $  8.82 $  8.01 $  6.51 $ 10.70 $10.70     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,847   9,869  11,439  11,898  12,811  2,470     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.32 $ 10.37 $  9.15 $  6.71 $ 11.52 $11.08     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,410   6,724   5,394   4,013   2,779    367     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.47 $ 10.67 $ 10.76 $ 10.13 $ 10.73 $ 9.79 $ 9.91     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    33,009  36,696  39,919  25,636  14,527  8,303  3,300     --     --
------------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-13

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.34 $ 14.13 $ 11.42 $  9.21 $ 14.21 $14.72 $12.72 $12.40 $10.71
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,576   7,175   7,505   4,820   4,773  4,061  2,210  1,215     79
------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.49 $ 15.02 $ 13.12 $  9.36 $ 16.46 $15.61 $16.53 $16.17     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,792   5,568   5,286   3,779   3,120    907    526     22     --
------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.69 $  8.53 $  8.03 $  6.28 $ 10.79 $10.75     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,664   8,076   8,585   9,057  10,518  2,001     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------
   Unit value                            $  4.95 $  5.18 $  4.66 $  3.58 $  6.07 $ 6.10 $ 5.43 $ 5.07     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,795   2,626   2,887   3,308   3,079  2,346    952     71     --
------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.73 $ 10.09 $  8.91 $  7.05 $ 11.38 $11.86 $10.41     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,113   9,622  10,345  10,821   9,921  7,856  2,852     --     --
------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.76 $ 14.86 $ 12.88 $  9.34 $ 13.11 $11.98 $11.50 $11.25 $10.69
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,890   6,166   5,221   2,848   2,691  1,979  1,528  1,146    126
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.69 $ 11.60 $ 10.03 $  7.43 $ 14.17 $12.93 $12.51 $11.75 $10.66
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,858   8,220   5,825   1,350   1,191    976    442    210     15
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 12.43 $ 11.90 $ 11.17 $ 11.08 $10.61 $10.39 $10.38 $10.16
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    23,508  18,690  19,288  11,031   6,566  5,315  4,566  2,210    301
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 14.06 $ 13.36 $ 10.46 $ 20.15 $18.23 $14.79 $13.02 $11.23
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,107   7,570   8,035   7,867   7,136  5,220  2,536  1,127     65
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.70 $ 11.75 $ 10.71 $  8.22 $ 13.82 $13.38 $11.98 $11.41 $10.58
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,701   2,716   2,563   1,797   1,624  1,487  1,016    456     20
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.06 $ 12.98 $ 11.67 $  9.65 $ 15.69 $15.40 $13.12 $12.46 $11.07
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,128   5,659   6,264   6,951   6,335  5,165  3,109  1,455     59
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.80 $ 14.13 $ 11.32 $  8.12 $ 14.63 $13.30 $12.33 $11.57 $10.53
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,195   4,760   4,627   4,317   3,883  3,570  2,515  1,381     97
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.67 $ 16.04 $ 13.06 $  9.20 $ 14.60 $14.83 $13.15 $12.45 $10.99
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,856   4,840   4,569   4,175   4,025  3,627  2,566  1,506    103
------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-14 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.06 $10.70 $10.21 $ 9.46 $12.58 $12.40 $11.47 $11.32 $10.59
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,077  8,961  8,522  6,601  7,716  6,956  5,292  3,135    282
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.86 $ 8.27 $ 6.59 $ 4.98 $ 8.75 $ 8.58 $ 7.91 $ 7.49     --
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,318  7,044  7,464  6,845  6,231  3,530  1,416     31     --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $10.93 $12.21 $ 9.97 $ 8.02 $13.12 $14.80 $12.96 $12.59 $10.93
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,025  5,724  6,164  6,403  7,224  7,719  5,307  2,979    191
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.56 $13.42 $11.59 $ 7.44 $14.29 $12.29 $11.65 $10.64 $10.31
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,819  5,979  5,856  4,301  3,743  2,164  1,431    675     35
-------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-15

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $ 12.45 $ 11.72 $ 10.66      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,354   7,808   8,368   8,484   6,377   3,109   1,519     656      32      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $ 10.82 $ 10.74 $ 10.30      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,073   6,707   7,276   5,824   2,454   1,800   1,000     281       1      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $ 11.19 $ 11.02 $ 10.41      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,888   4,498   4,925   4,505   2,753   3,022   2,176     414      84      --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $ 42.61 $ 41.36 $ 38.70 $ 33.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,918   4,434   4,527   4,019   3,098   2,325   1,725     893     383      86
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $ 12.28 $ 11.71 $ 10.66      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    22,803  24,918  27,631  27,177  23,506  14,705   6,917   2,788      46      --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $ 16.39 $ 14.95 $ 13.34 $  9.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       418     455     346     421     443     462     372     312     478     121
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.70 $  9.78 $  8.01 $  6.36 $  9.71 $ 10.81      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       379     382     380     377     421      38      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $ 19.66 $ 19.43 $ 17.87 $ 13.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       960     954     880     834     842     856     849     802     502     184
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $  5.78 $  5.54      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       634     806     611     730     571     504     326      15      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16 $  7.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776     200
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26 $130.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        45      55      60      63      65      73      73      64      29       9
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.62 $ 13.22 $ 12.71 $ 12.59 $ 14.07 $ 13.88 $ 13.57 $ 13.50 $ 13.20 $ 12.99
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,354   1,424   1,504   1,216   1,473   1,477   1,527   1,343   1,175     441
------------------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-16 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.87 $ 9.46 $ 8.61 $ 6.60 $11.05 $10.84     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,593  1,664  1,601  1,517  1,189    216     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $25.27 $25.32 $22.52 $18.20 $29.54 $28.64 $25.31 $24.66 $22.76 $18.11
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,194  1,278  1,432  1,308  1,547  1,418  1,604  1,386  1,074    399
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.93 $15.10 $13.33 $10.61 $18.08 $16.13 $15.01 $13.79 $12.69 $ 9.85
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,904  2,210  2,904  3,228  3,346  2,714  2,354  1,938  1,510    386
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.68 $ 9.83 $ 8.99 $ 7.01 $10.45 $10.42     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,654  1,643  1,908  1,649  1,574    368     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.58 $ 8.07 $ 7.44 $ 5.89 $ 9.49     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,136  4,481  4,971  5,195  2,805     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.25 $12.30 $11.41 $ 9.95 $11.75 $11.56 $10.48     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      561    286    248    305    337    193     77     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $32.44 $34.20 $26.23 $18.86 $27.67 $25.76 $22.05 $21.50     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      624    678    666    610    618    233     79      9     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.97 $11.67 $11.16 $11.14 $10.64 $ 9.90 $ 9.74     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,389  1,235  1,037  1,063    476    185      8     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.86 $17.25 $15.74 $10.67 $25.45 $18.23 $13.53 $10.37 $ 8.53 $ 5.56
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,149  1,440  1,600  1,528  1,726  1,239    755    609    457     69
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72 $17.65
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      458    948    875    948    404    376    481    416    458    259
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.12 $12.39 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38 $ 7.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026    282
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05 $ 8.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530    142
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75 $10.92
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      843    914    984  1,000  1,136  1,052    782    522    441    161
--------------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-17

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78 $ 9.45
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      247    256    275    280    288    351    347    370    307    128
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03 $ 6.69
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      284    330    367    389    458    510    603    610    598    229
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60 $ 9.12
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,071    204    249    298    492    192    184    149     93     38
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,412    832    868    847    809    532    144     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      517    473    455    425    442    196     84     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,217  1,214    777    796    665    269     56     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62 $ 6.81
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883    285
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10 $ 9.24
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636    237
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17 $26.47
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      623    729  1,227  1,943  1,051  1,102    845    349    434    630
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      927    889    885    695    782    297    179     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,002  1,238  1,402  1,644  1,727    258     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,216  1,073    860    786    674     83     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,586  3,294  3,673  2,525  1,235    730    286     --     --     --
--------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-18 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10 $ 8.44
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      734    850  1,024    720    713    744    596    575    449    122
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      571    606    610    421    401     47     41      6     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      657    694    735    848    853    178     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      186    161    166    153     89    104     69     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      581    587    490    545    539    602    296     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75 $ 5.70
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,264    957    537    353    249    215    280    377    218     32
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72 $33.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      206    250    144     53     56     47     25     28     10      4
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84 $10.63
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202    628
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27 $ 7.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      719    842    967    951  1,047  1,030    783    806    360    135
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59 $ 7.61
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      380    416    452    447    473    453    353    272    238    104
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15 $ 7.88
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      773    753    860    921  1,210  1,363  1,238  1,242    726    316
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52 $ 6.18
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      736    783    810    813    934  1,035  1,075  1,055    731    292
--------------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-19

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15 $ 7.34
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      726    760    803    727    805  1,010    876  1,011    560    206
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87 $21.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      628    641    663    523    526    758    755    771    557    125
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      584    746    786    687    788    475    242     59     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09 $10.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      494    612    586    666    748  1,201    991    884    641    270
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74 $ 5.64
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      579    705    766    462    597    350    311    306     98     14
--------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-20 FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts/(1)/

--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.


Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


All payments under the contract will be made to the defined plan benefit plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 4% (or 5% or 6%, if applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contract owners only.

                                                     APPENDIX II: PURCHASE
                                                     CONSIDERATIONS FOR QP
                                                                 CONTRACTS  II-1

Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

------------------------------------------------------------------------------------------------------------------------
                                    6% ROLL-UP TO AGE 85 5% ROLL-UP TO AGE 85 4% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE
END OF CONTRACT YEAR  ACCOUNT VALUE     BENEFIT BASE         BENEFIT BASE         BENEFIT BASE        85 BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------
         1              $104,000          $106,000/(4)/        $105,000/(6)/        $104,000/(8)/        $104,000/(1)/
------------------------------------------------------------------------------------------------------------------------
         2              $114,400          $112,360/(3)/        $110,250/(5)/        $108,160/(7)/        $114,400/(1)/
------------------------------------------------------------------------------------------------------------------------
         3              $128,128          $119,102/(3)/        $115,763/(5)/        $112,486/(7)/        $128,128/(1)/
------------------------------------------------------------------------------------------------------------------------
         4              $102,502          $126,248/(3)/        $121,551/(5)/        $116,986/(7)/        $128,128/(2)/
------------------------------------------------------------------------------------------------------------------------
         5              $112,753          $133,823/(4)/        $127,628/(5)/        $121,665/(7)/        $128,128/(2)/
------------------------------------------------------------------------------------------------------------------------
         6              $126,283          $141,852/(4)/        $134,010/(6)/        $126,532/(7)/        $128,128/(2)/
------------------------------------------------------------------------------------------------------------------------
         7              $126,283          $150,363/(4)/        $140,710/(6)/        $131,593/(8)/        $128,128/(2)/
------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 2 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 1, 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7)At the end of contract years 2 through 6, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(8)At the end of contract years 1 and 7, the enhanced death benefit will be based on the 4% Roll-Up to age 85.

      APPENDIX III: ENHANCED
III-1 DEATH BENEFIT EXAMPLE

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

------------------------------------------------------------------------------------------------------------------------
                                    6% ROLL-UP TO AGE 85 5% ROLL-UP TO AGE 85 4% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE
END OF CONTRACT YEAR  ACCOUNT VALUE     BENEFIT BASE         BENEFIT BASE         BENEFIT BASE        85 BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------
         1              $108,160          $106,000/(3)/        $105,000/(5)/        $104,000/(7)/        $108,160/(1)/
         2              $118,976          $112,360/(3)/        $110,250/(5)/        $108,160/(7)/        $118,976/(1)/
         3              $133,253          $119,102/(3)/        $115,763/(5)/        $112,486/(7)/        $133,253/(1)/
         4              $106,603          $126,248/(3)/        $121,551/(5)/        $116,986/(7)/        $133,253/(2)/
         5              $117,263          $133,823/(4)/        $127,628/(5)/        $121,665/(7)/        $133,253/(2)/
         6              $131,334          $141,852/(4)/        $134,010/(6)/        $126,532/(7)/        $133,253/(2)/
         7              $131,334          $150,363/(4)/        $140,710/(6)/        $131,593/(7)/        $133,253/(2)/
------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 5 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7)At the end of contract years 1 through 7, the enhanced death benefit will be based on the Annual Ratchet to age 85.

                              APPENDIX III: ENHANCED DEATH BENEFIT EXAMPLE III-2

Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

  ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 4% Roll-Up to age 85 or the Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 85, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.32)% and 3.68% for Accumulator(R) contracts; (2.57)% and 3.43% for Accumulator(R) Plus/SM/ contracts; (2.67)% and 3.33% for Accumulator(R) Elite/SM/ contracts; and (2.72)% and 3.28% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 85 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

IV-1 APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85,


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 4% ROLL-UP
                                             TO AGE 85 OR THE      TOTAL DEATH BENEFIT LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET        WITH THE EARNINGS   GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                TO AGE 85 GUARANTEED    ENHANCEMENT       INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     BENEFIT         GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 93,000  93,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     95,258 101,237 88,258  94,237 104,000    104,000    105,600   105,600      N/A       N/A      N/A       N/A

62       2     90,559 102,432 83,559  95,432 108,160    108,160    111,424   111,424      N/A       N/A      N/A       N/A

63       3     85,899 103,580 79,899  97,580 112,486    112,486    117,481   117,481      N/A       N/A      N/A       N/A

64       4     81,273 104,676 75,273  98,676 116,986    116,986    123,780   123,780      N/A       N/A      N/A       N/A

65       5     76,676 105,715 71,676 100,715 121,665    121,665    130,331   130,331      N/A       N/A      N/A       N/A

66       6     72,104 106,691 69,104 103,691 126,532    126,532    137,145   137,145      N/A       N/A      N/A       N/A

67       7     67,553 107,599 66,553 106,599 131,593    131,593    144,230   144,230      N/A       N/A      N/A       N/A

68       8     63,018 108,431 63,018 108,431 136,857    136,857    151,600   151,600      N/A       N/A      N/A       N/A

69       9     58,494 109,181 58,494 109,181 142,331    142,331    159,264   159,264      N/A       N/A      N/A       N/A

70      10     53,976 109,842 53,976 109,842 148,024    148,024    167,234   167,234    7,298     7,298    7,298     7,298

75      15     31,204 111,535 31,204 111,535 180,094    180,094    212,132   212,132   10,067    10,067   10,067    10,067

80      20      7,846 109,677  7,846 109,677 219,112    219,112    266,757   266,757   13,936    13,936   13,936    13,936

85      25          0 102,804      0 102,804       0    266,584          0   314,229        0    21,033        0    21,033
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


---------------------------------------------------------------------------------------------------------------------
                                         GREATER OF 4% ROLL-UP
                                         TO AGE 85 OR THE
                                         ANNUAL RATCHET         TOTAL DEATH BENEFIT
     CONTRACT                            TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE  MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%    0%          6%         0%         6%        0%     6%     0%        6%
---------------------------------------------------------------------------------------------------------------------
85      25    0     102,804  0   102,804 0         266,584      0        314,229     0    266,584  0       10,663

90      30    0      91,750  0    91,750 0         266,584      0        314,229     0    266,584  0       10,663

95      35    0      78,830  0    78,830 0         266,584      0        314,229     0    266,584  0       10,663
---------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS IV-2

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85,


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 4% ROLL-UP
                                             TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60       0    104,000 104,000 96,000  96,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     98,893 105,089 90,893  97,089 104,000    105,089    105,600   107,125      N/A       N/A      N/A       N/A

62       2     93,851 106,127 85,851  98,127 108,160    109,292    111,424   113,009      N/A       N/A      N/A       N/A

63       3     88,869 107,110 81,869 100,110 112,486    113,664    117,481   119,130      N/A       N/A      N/A       N/A

64       4     83,942 108,032 76,942 101,032 116,986    118,211    123,780   125,495      N/A       N/A      N/A       N/A

65       5     79,065 108,887 73,065 102,887 121,665    122,939    130,331   132,115      N/A       N/A      N/A       N/A

66       6     74,233 109,671 69,233 104,671 126,532    127,857    137,145   138,999      N/A       N/A      N/A       N/A

67       7     69,440 110,376 65,440 106,376 131,593    132,971    144,230   146,159      N/A       N/A      N/A       N/A

68       8     64,682 110,997 61,682 107,997 136,857    138,290    151,600   153,606      N/A       N/A      N/A       N/A

69       9     59,952 111,526 57,952 109,526 142,331    143,821    159,264   161,350      N/A       N/A      N/A       N/A

70      10     55,247 111,956 55,247 111,956 148,024    149,574    167,234   169,404    7,298     7,374    7,298     7,374

75      15     31,775 112,342 31,775 112,342 180,094    181,980    212,132   214,772   10,067    10,173   10,067    10,173

80      20      8,084 108,918  8,084 108,918 219,112    221,407    266,757   269,969   13,936    14,081   13,936    14,081

85      25          0 100,224      0 100,224       0    269,375          0   317,938        0    21,254        0    21,254
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


---------------------------------------------------------------------------------------------------------------------
                                         GREATER OF 4% ROLL-UP
                                         TO AGE 85 OR THE
                                         ANNUAL RATCHET         TOTAL DEATH BENEFIT
     CONTRACT                            TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE  MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
---------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%    0%          6%         0%         6%        0%     6%     0%        6%
---------------------------------------------------------------------------------------------------------------------
85      25    0     100,224  0   100,224 0         269,375      0        317,938     0    269,375  0       10,775

90      30    0      87,172  0    87,172 0         269,375      0        317,938     0    269,375  0       10,775

95      35    0      72,101  0    72,101 0         269,375      0        317,938     0    269,375  0       10,775
---------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

IV-3 APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT EARNINGS
   ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT
   FOR LIFE AT AGE 85,


-----------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 4% ROLL-UP
                                             TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 92,000  92,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     94,909 100,888 86,909  92,888 104,000    104,000    105,600   105,600      N/A       N/A      N/A       N/A

62       2     89,889 101,720 82,889  94,720 108,160    108,160    111,424   111,424      N/A       N/A      N/A       N/A

63       3     84,933 102,490 78,933  96,490 112,486    112,486    117,481   117,481      N/A       N/A      N/A       N/A

64       4     80,036 103,192 75,036  98,192 116,986    116,986    123,780   123,780      N/A       N/A      N/A       N/A

65       5     75,193 103,822 75,193 103,822 121,665    121,665    130,331   130,331      N/A       N/A      N/A       N/A

66       6     70,399 104,373 70,399 104,373 126,532    126,532    137,145   137,145      N/A       N/A      N/A       N/A

67       7     65,647 104,839 65,647 104,839 131,593    131,593    144,230   144,230      N/A       N/A      N/A       N/A

68       8     60,934 105,214 60,934 105,214 136,857    136,857    151,600   151,600      N/A       N/A      N/A       N/A

69       9     56,253 105,491 56,253 105,491 142,331    142,331    159,264   159,264      N/A       N/A      N/A       N/A

70      10     51,599 105,661 51,599 105,661 148,024    148,024    167,234   167,234    7,298     7,298    7,298     7,298

75      15     28,431 104,647 28,431 104,647 180,094    180,094    212,132   212,132   10,067    10,067   10,067    10,067

80      20      5,110  99,647  5,110  99,647 219,112    219,112    266,757   266,757   13,936    13,936   13,936    13,936

85      25          0  89,206      0  89,206       0    266,584          0   314,229        0    21,033        0    21,033
-----------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


--------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 4% ROLL-UP
                                        TO AGE 85 OR THE
                                        ANNUAL RATCHET         TOTAL DEATH BENEFIT
     CONTRACT                           TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%          6%         0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
85      25    0     89,206   0   89,206 0         266,584      0        314,229     0    266,584  0       10,663

90      30    0     74,304   0   74,304 0         266,584      0        314,229     0    266,584  0       10,663

95      35    0     57,180   0   57,180 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                    APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS IV-4

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL
   BENEFIT FOR LIFE AT AGE 85


------------------------------------------------------------------------------------------------------------------------------
                                              GREATER OF 4% ROLL-UP
                                              TO AGE 85 OR THE                          LIFETIME ANNUAL    LIFETIME ANNUAL
                                              ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                 TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%      6%      0%         6%         0%        6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A

61       1     94,860 100,839  94,860 100,839 104,000    104,000    105,600   105,600      N/A       N/A      N/A       N/A

62       2     89,793 101,618  89,793 101,618 108,160    108,160    111,424   111,424      N/A       N/A      N/A       N/A

63       3     84,795 102,334  84,795 102,334 112,486    112,486    117,481   117,481      N/A       N/A      N/A       N/A

64       4     79,860 102,981  79,860 102,981 116,986    116,986    123,780   123,780      N/A       N/A      N/A       N/A

65       5     74,983 103,553  74,983 103,553 121,665    121,665    130,331   130,331      N/A       N/A      N/A       N/A

66       6     70,158 104,045  70,158 104,045 126,532    126,532    137,145   137,145      N/A       N/A      N/A       N/A

67       7     65,379 104,450  65,379 104,450 131,593    131,593    144,230   144,230      N/A       N/A      N/A       N/A

68       8     60,641 104,761  60,641 104,761 136,857    136,857    151,600   151,600      N/A       N/A      N/A       N/A

69       9     55,938 104,972  55,938 104,972 142,331    142,331    159,264   159,264      N/A       N/A      N/A       N/A

70      10     51,266 105,075  51,266 105,075 148,024    148,024    167,234   167,234    7,298     7,298    7,298     7,298

75      15     28,021 103,691  28,021 103,691 180,094    180,094    212,132   212,132   10,067    10,067   10,067    10,067

80      20      4,715  98,271   4,715  98,271 219,112    219,112    266,757   266,757   13,936    13,936   13,936    13,936

85      25          0  87,364       0  87,364       0    266,584          0   314,229        0    21,033        0    21,033
------------------------------------------------------------------------------------------------------------------------------

AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


--------------------------------------------------------------------------------------------------------------------
                                        GREATER OF 4% ROLL-UP
                                        TO AGE 85 OR THE
                                        ANNUAL RATCHET         TOTAL DEATH BENEFIT
     CONTRACT                           TO AGE 85 GUARANTEED   WITH THE EARNINGS    GWBL BENEFIT  GUARANTEED ANNUAL
AGE    YEAR   ACCOUNT VALUE  CASH VALUE MINIMUM DEATH BENEFIT  ENHANCEMENT BENEFIT     BASE       WITHDRAWAL AMOUNT
--------------------------------------------------------------------------------------------------------------------
              0%      6%     0%    6%   0%          6%         0%         6%        0%     6%     0%        6%
--------------------------------------------------------------------------------------------------------------------
85      25    0     87,364   0   87,364 0         266,584      0        314,229     0    266,584  0       10,663

90      30    0     71,972   0   71,972 0         266,584      0        314,229     0    266,584  0       10,663

95      35    0     54,328   0   54,328 0         266,584      0        314,229     0    266,584  0       10,663
--------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

IV-5 APPENDIX IV: HYPOTHETICAL ILLUSTRATIONS

Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

---------------------------------------------------------------------------------------------------
                                                  NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
---------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                             100,000         100,000          100,000
---------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal.*             104,000         104,000          104,000
---------------------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT EARNINGS: death      4,000           4,000            4,000
    benefit less net contributions (prior to the
    withdrawal in D). B minus A.
---------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                          0             3,000            6,000
---------------------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE EARNINGS          0               0              2,000
    ENHANCEMENT BENEFIT EARNINGS greater of D
    minus C or zero
---------------------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for the              100,000         100,000           98,000
    withdrawal in D) A minus E
---------------------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the withdrawal       104,000        101,000**         98,000**
    in D) B minus D
---------------------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET CONTRIBUTIONS G MINUS      4,000           1,000              0
    F
---------------------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR                40%             40%              40%
---------------------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT H times I            1,600            400               0
---------------------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the Earnings            105,600         101,400           98,000
    enhancement benefit G plus J
---------------------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.
** Assumes no earnings on the contract and that the withdrawal would reduce the death benefit on a dollar-for-dollar basis.

                                                       APPENDIX V: EARNINGS
                                                        ENHANCEMENT BENEFIT
                                                                    EXAMPLE  V-1

Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

--------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
--------------------------------------------------------------------------
CALIFORNIA   See "Contract features    If you reside in the state of
             and benefits"--"Your      California and you are age 60 and
             right to can-cel within   older at the time the contract is
             a certain number of days" issued, you may return your
                                       variable annuity contract within
                                       30 days from the date that you
                                       receive it and receive a refund as
                                       described below.

                                       If you allocate your entire
                                       initial contribution to the
                                       EQ/Money Market option (and/or
                                       guaranteed interest option, if
                                       available), the amount of your
                                       refund will be equal to your
                                       contribution, unless you make a
                                       transfer, in which case the amount
                                       of your refund will be equal to
                                       your account value on the date we
                                       receive your request to cancel at
                                       our proc-essing office. This
                                       amount could be less than your
                                       initial contribution. If the
                                       Principal guarantee benefit is
                                       elected, the investment allocation
                                       during the 30 day free look period
                                       is limited to the guaranteed
                                       interest option. If you allocate
                                       any portion of your initial
                                       contribution to the variable
                                       investment options (other than the
                                       EQ/Money Market option), your
                                       refund will be equal to your
                                       account value on the date we
                                       receive your request to cancel at
                                       our processing office.
--------------------------------------------------------------------------
CONNECTICUT  See "Loans under          The method for determining the TSA
             Rollover TSA contracts"   loan rate is based on Moody's
             in "Accessing your money" Corporate Bond Yield Average. The rate change increment cannot be
                                       less than  1/2 of 1% per year.
--------------------------------------------------------------------------

FLORIDA      See "Contract features    The following information replaces
             and benefits" in          the second bullet of the final set
             "Credits" (For            of bullets in this section:
             Accumulator(R) Plus/SM
             /contracts only)

                                       .   You may annuitize your
                                           contract after thirteen
                                           months, however, if you elect
                                           to receive annuity payments
                                           within five years of the
                                           contract date, we will recover
                                           the credit that applies to any
                                           contribution made in that five
                                           years. If you start receiving
                                           annuity payments after five
                                           years from the contract date
                                           and within three years of
                                           making any contribution, we
                                           will recover the credit that
                                           applies to any contribution
                                           made within the prior three
                                           years
--------------------------------------------------------------------------

     APPENDIX VI: STATE
     CONTRACT AVAILABILITY
     AND/OR VARIATIONS OF
     CERTAIN FEATURES AND
VI-1 BENEFITS

-----------------------------------------------------------------------------------------------------------------------
 STATE                     FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------------------------------------------
ILLINOIS                   See "Credits" in "Contract          The following information replaces the second bullet
                           features and benefits" (For         of the final set of bullets in this section:
                           Accumu-lator(R) Plus/SM /contracts
                           only)

                                                               . You may annuitize your contract after twelve
                                                                 months, however, if you elect to receive annuity
                                                                 payments within five years of the contract date,
                                                                 we will recover the credit that applies to any con-
                                                                 tribution made in the first five years. If you start
                                                                 receiving annuity payments after five years from
                                                                 the contract date and within three years of mak-
                                                                 ing any contribution, we will recover the credit
                                                                 that applies to any contribution made within the
                                                                 prior three years.

                           See "Selecting an annuity payout    The following sentence replaces the first sentence of
                           option" under "Your annuity payout  the second paragraph in this section:
                           options" in " Accessing your money"
                                                               You can choose the date annuity payments begin but
                                                               it may not be earlier than twelve months from the
                                                               Accumulator(R) Series contract date.
                           Notice to all Illinois contract     Illinois law provides that a spouse in a civil union and
                           owners                              a spouse in a marriage are to be treated identically.
                                                               For purposes of your contract, when we use the term
                                                               "married", we include "parties to a civil union" and
                                                               when we use the word "spouse" we include "parties
                                                               to a civil union". While civil union spouses are af-
                                                               forded the same rights as married spouses under Illi-
                                                               nois law, tax-related advantages such as spousal
                                                               continuation are derived from federal tax law. Illinois'
                                                               Civil Union Law does not and cannot alter federal law.
                                                               The federal Defense of Marriage Act excludes civil un-
                                                               ions and civil union partners from the meaning of the
                                                               word "marriage" or "spouse" in all federal laws.
                                                               Therefore, a civil union spouse does not qualify for the
                                                               same tax advantages provided to a married spouse
                                                               under federal law, including the tax benefits afforded
                                                               to the surviving spouse of an owner of an annuity
                                                               contract or any rights under specified tax-favored sav-
                                                               ings or retirement plans or arrangements.
-----------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS              Annual administrative charge        The annual administrative charge will not be deducted
                                                               from amounts allocated to the Guaranteed interest
                           See "Disability, terminal illness   option.
                           or confinement to nursing home"
                           under "Withdrawal charge" in        This section is deleted in its entirety.
                           "Charges and expenses" (For
                           Accumulator(R), Accumulator(R)      For contracts purchased after January 11, 2009, the
                           Plus/SM /and Accumulator(R)         annuity purchase factors are applied on a unisex basis
                           Elite/SM /contracts only)           in determining the amount payable upon the exercise
                                                               of the Guaranteed minimum income benefit.
                           See "Appendix IV: Hypothetical
                           Illustrations"
-----------------------------------------------------------------------------------------------------------------------
MISSISSIPPI                Automatic Investment Program        Not Available
(Applicable under
Accumulator(R),
Accumulator(R) Plus/SM
/and Accumulator(R)
Elite/SM/ contracts only)

                           QP (defined contribution and        Not Available
                           defined benefit) contracts
                                                               Additional contributions can only be made within the
                           See "How you can contribute to      first year after the contract issue date. The 150% limit
                           your contract" in "Contract         does not apply.
                           fea-tures and benefits" and
                           "Appendix IX"
-----------------------------------------------------------------------------------------------------------------------


                                                        APPENDIX VI: STATE
                                                     CONTRACT AVAILABILITY
                                                      AND/OR VARIATIONS OF
                                                      CERTAIN FEATURES AND
                                                                  BENEFITS  VI-2

--------------------------------------------------------------------------------------------------------
 STATE    FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------------------------------
NEW YORK  Earnings enhancement benefit        Not Available

          See "How you can contribute to      For NQ, Rollover IRA, Roth Conversion IRA, Rollover
          your contract" in "Contract         TSA and Flexible Premium Roth Conversion IRA con-
          fea-tures and benefits" and         tracts, no additional contributions are permitted after
          "Appendix IX" (For Accumulator(R)   the attainment of the age listed below based upon the
          con-tracts only)                    issue age, or, if later, the first contract date anniver-
                                              sary, as follows:

                                                                                Maximum
                                                     Issue Age                  Contribution age
                                                     ---------                  ----------------
                                                     0-83                       84
                                                     84                         85
                                                     85                         86

          "Indication of Intent" (For         The "Indication of Intent" approach to first year
          Accumulator(R) Plus/SM /contracts   contributions in connection with the contribution
          only)                               crediting rate is not available.

          See "Credits" in "Contract          If the owner (or older joint owner, if applicable) dies
          features and benefits" (For         during the one-year period following our receipt of a
          Accumulator(R) Plus/SM /contracts   contribution to which a credit was applied, we will
          only)                               recover all or a portion of the amount of such Credit
                                              from the account value, based on the number of full
                                              months that elapse between the time we receive the
                                              contribution and the owner's (or older joint owner's, if
                                              applicable) death, as follows:
                                                     Number of                   Percentage of
                                                      Months                         Credit
                                                      ------                         ------
                                                         0                            100%
                                                         1                            100%
                                                         2                            99%
                                                         3                            98%
                                                         4                            97%
                                                         5                            96%
                                                         6                            95%
                                                         7                            94%
                                                         8                            93%
                                                         9                            92%
                                                        10                            91%
                                                        11                            90%
                                                        12                            89%

                                              For Joint life GWBL contracts, we will only recover the
                                              credit if the second spouse dies within the one-year
                                              period following a contribution. We will not recover
                                              the credit on subsequent contributions made within 3
                                              years prior to annuitization.

          See "Guaranteed minimum death       The 5% Roll-Up to age 85 Guaranteed minimum
          benefit and Guaranteed minimum      income benefit base is capped at 250% of total
          income benefit base" in "Contract   contributions under the contract. If there is a Roll-Up
          features and benefits"              benefit base reset, the cap becomes 250% of the
                                              highest reset amount plus 250% of any subsequent
                                              contributions made after the reset. Withdrawals do
                                              not lower the cap.

          See "Guaranteed minimum death       The "Greater of 5% Roll-Up to age 85 or Annual
          benefit" in "Contract features and  Ratchet to age 85" enhanced death benefit is not
          benefits"                           available. All references to this benefit should be de-
                                              leted in their entirety.
--------------------------------------------------------------------------------------------------------


     APPENDIX VI: STATE
     CONTRACT AVAILABILITY
     AND/OR VARIATIONS OF
     CERTAIN FEATURES AND
VI-3 BENEFITS

-----------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------------------------------

NEW YORK     See "Guaranteed withdrawal benefit  If you choose not to convert the Guaranteed minimum
(CONTINUED)  for life ("GWBL")" in "Contract     income benefit to the Guaranteed withdrawal benefit
             features and benefits" (For         for life at age 85, you will not be charged the Guaran-
             Accumulator(R) contracts only)      teed withdrawal benefit for life benefit charge, and
                                                 your variable investment options will not be limited.
                                                 However, your Guaranteed minimum death benefit
                                                 base will be reduced by any withdrawals on a pro rata
                                                 basis beginning at age 85, regardless of whether you
                                                 convert or not. See "How withdrawals affect your
                                                 Guaranteed minimum income benefit, Guaranteed
                                                 minimum death benefit and Principal guarantee bene-
                                                 fits" later in this Appendix.

             See "Effect of Excess withdrawals"  If you make an Excess withdrawal, we will recalculate
             under "Guaranteed with-drawal       your GWBL benefit base and the Guaranteed annual
             benefit for life ("GWBL")" in       withdrawal amount, as follows:
             "Contract features and benefits"

                                                 . The GWBL benefit base will be reduced pro rata
                                                   by the entire amount of the Excess withdrawal.

                                                 . The Guaranteed annual withdrawal amount will
                                                   be recalculated to equal the Applicable percent-
                                                   age multi- plied by the reduced GWBL benefit
                                                   base.

             See "The amount applied to          For Accumulator(R) and Accumulator(R) Elite/SM /contracts:
             purchase an annuity payout
             op-tion" in "Accessing your money"

                                                 For fixed annuity period certain payout options only,
                                                 the amount applied to the annuity benefit is the
                                                 greater of the cash value or 95% of what the account
                                                 value would be if no withdrawal charge applied.

                                                 For Accumulator(R) Plus/SM /contracts:

                                                 The amount applied to the annuity benefit is the
                                                 greater of the cash value or 95% of what the account
                                                 value would be if no withdrawal charge applied.

                                                 For Accumulator(R) Select/SM /contracts:

                                                 For fixed annuity period certain payout options only,
                                                 the amount applied to the annuity benefit is the
                                                 greater of the cash value or 95% of the account value.

             See "How withdrawals affect your    If you elect both (1) the Guaranteed minimum income
             Guaranteed minimum income benefit,  ben efit and (2) the Annual Ratchet to age 85 en-
             Guaranteed minimum death benefit    hanced death benefit, withdrawals (including any ap-
             and Principal guar-antee benefits"  plicable withdrawal charges) will reduce each of the
             in "Accessing your money"           benefits' benefit bases on a dollar-for-dollar basis, as
                                                 long as the sum of withdrawals in a contract year is no
                                                 more than 5% of the 5% Roll-Up to age 85 benefit
                                                 base. Once a withdrawal is taken that causes the sum
                                                 of withdrawals in a contract year to exceed 5% of the
                                                 5% Roll-Up to age 85 benefit base on the most recent
                                                 contract date anniversary, that entire withdrawal
                                                 (including any required minimum distributions) and
                                                 any subsequent withdrawals in that same contract
                                                 year will reduce the benefit bases on a pro rata basis.
                                                 In all contract years beginning after your 85th birth-
                                                 day, or earlier if you drop the Guaranteed minimum
                                                 income benefit after issue, the Annual Ratchet to age
                                                 85 Guaranteed minimum death benefit base will be
                                                 reduced on a pro rata basis by any withdrawals.
-----------------------------------------------------------------------------------------------------------


                                                               APPENDIX VI:
                                                STATE CONTRACT AVAILABILITY
                                                       AND/OR VARIATIONS OF
                                                       CERTAIN FEATURES AND
                                                                   BENEFITS VI-4

------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------
NEW YORK                               If you elect (1) the Guaranteed minimum income benefit and
(CONTINUED)                            (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 5% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85 bene-
                                       fit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is no more than 5% of the 5%
                                       Roll-Up to age 85 benefit base. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to ex-
                                       ceed 5% of the 5% Roll-Up to age 85 benefit base on the
                                       most recent contract date anniversary, that entire withdrawal
                                       (including any required minimum distributions) and any sub-
                                       sequent withdrawals in that same contract year will reduce the 5% Roll-Up to age 85 benefit base and the Annual
                                       Ratchet to age 85 benefit base on a pro rata basis. The Stan-
                                       dard death benefit base will be reduced on a pro rata basis by any withdrawals, regardless of amount.

                                       If you elect the Annual Ratchet to age 85 enhanced death
                                       benefit without the Guaranteed minimum income benefit,
                                       withdrawals (including any applicable withdrawal charges)
                                       will reduce the Annual Ratchet to age 85 enhanced death
                                       benefit base on a pro rata basis. If you add the Guaranteed minimum income benefit to your contract after issue,
                                       withdrawals (including any applicable withdrawal charges)
                                       will reduce the Annual Ratchet to age 85 enhanced death
                                       benefit base on a dollar-for-dollar basis.

                                       If the Guaranteed minimum income benefit converts to the
                                       Guaranteed withdrawal benefit for life at age 85, the Stan dard death benefit base or Annual Ratchet to age 85 benefit base will be reduced on a pro rata basis by any subsequent withdrawals.

             See "Annuity maturity     Your contract has a maturity date by which you must either date" in "Accessing your  take a lump sum withdrawal or select an annuity payout
             money"                    option. For Accumulator(R), Accumulator(R) Elite/SM /and
                                       Accumulator(R) Select contracts: The maturity date by which you must take a lump sum withdrawal or select an annuity
                                       payout option is the contract date anniversary that follows the annuitant's birthday, as follows:

                                                              Maximum
                                       Issue Age              Annuitization age
                                       ---------              -----------------
                                       0-80                   90
                                       81                     91
                                       82                     92
                                       83                     93
                                       84                     94
                                       85                     95

                                       For Accumulator(R) Plus/SM /contracts: The maturity date is the contract date anniversary that follows the annuitant's 90th birthday.

             See "Charges and          Deductions of charges from the guaranteed interest option
             expenses"                 are not permitted.
------------------------------------------------------------------------------------------------------

     APPENDIX VI:
      STATE CONTRACT AVAILABILITY
      AND/OR VARIATIONS OF
      CERTAIN FEATURES AND
VI-5 BENEFITS

-------------------------------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------
NEW YORK                  See "Annual Ratchet to age 85" in   The charge is equal to 0.30% of
(CONTINUED)               "Charges and                        the Annual Ratchet to age 85
                          expenses"                           benefit base.

                          See "Transfers of ownership,        Collateral assignments are not
                          collateral assignments, loans and   limited to the period prior to the
                          borrowing" in "More information"    first contract date anniversary.
                                                              You may assign all or a portion of
                                                              the value of your NQ contract at
                                                              any time, pur-suant to the terms
                                                              described earlier in this
                                                              Prospectus.
-------------------------------------------------------------------------------------------------

NORTH CAROLINA            See "Loans under Rollover TSA       The frequency of TSA loan interest
                          contracts" in "Accessing your       rate setting is once every 12
                          money"                              months but not more than once in
                                                              any three- month period. The rate
                                                              change increment cannot be less
                                                              than  1/2 of 1% per year. Rates
                                                              set by an employer can be used for
                                                              ERISA plans.
-------------------------------------------------------------------------------------------------
OREGON                    See "We require that the following  The following is added:
(Applicable under         types of communica-tions be on
Accumulator(R),           specific forms for that purpose:"   (24) requests for required minimum
Accumulator(R) Elite/SM   in "Who is AXA Equitable?"          distributions, other than pursuant
/and Accumulator(R)                                           to our automatic RMD service.
Plus/SM/ contracts only)
                          Flexible Premium IRA, Flexible      Not Available
                          Premium Roth IRA and QP contracts

                          Automatic investment program        Not Available

                          See "How you can contribute to      Additional contributions are
                          your contract" in "Contract         limited to the first year after
                          features and benefits" and          the contract issue date only.
                          "Appendix IX"                       Additional contributions are not
                                                              permitted to Inherited IRA
                                                              contracts, even from properly
                                                              titled sources.

                          See "Dollar cost averaging" under   You can make subsequent
                          "Allocating your con-tributions"    contributions to the special
                          in "Contract features and benefits" dollar cost averaging program (for
                                                              Accumulator(R) and Accumulator(R)
                                                              Elite/SM /contracts) or the
                                                              special money mar ket dollar cost
                                                              averaging program (for
                                                              Accumulator(R) Plus/SM/ contracts)
                                                              during the first contract year. If
                                                              you elect a 3 or 6 month program,
                                                              you may start a new program at its
                                                              expiration, provided all
                                                              contributions are made during the
                                                              first contract year.

                          See "Lifetime required minimum      The following replaces the third
                          distribution withdrawals" under     paragraph:
                          "Withdrawing your account value"    We generally will not impose a
                          in "Accessing your money"           withdrawal charge on minimum
                                                              distribution withdrawals even if
                                                              you are not en-rolled in our
                                                              automatic RMD service, except if,
                                                              when added to a lump sum
                                                              withdrawal previously taken in the
                                                              same contract year, the minimum
                                                              distribution withdrawals exceed
                                                              the 10% free withdrawal amount. In
                                                              order to avoid a withdrawal charge
                                                              in connection with minimum
                                                              distribution withdrawals outside
                                                              of our automatic RMD service, you
                                                              must notify us using our request
                                                              form. Such minimum distribution
                                                              withdrawals must be based solely
                                                              on your contract's account value.

                          See "Selecting an annuity payout    For Accumulator(R) contracts:
                          option" under "Your annuity payout
                          options" in "Accessing your money"  You can choose the date annuity payments begin, but it may not be
                                                              earlier than seven years from the
                                                              Accumulator(R) contract issue date.

                                                              For Accumulator(R) Plus/SM
                                                              /contracts:

                                                              You can choose the date annuity
                                                              payments begin, but it may not be
                                                              earlier than nine years from the
                                                              Accumulator(R) Plus/SM /contract
                                                              issue date.
-------------------------------------------------------------------------------------------------


                                                               APPENDIX VI:
                                                STATE CONTRACT AVAILABILITY
                                                       AND/OR VARIATIONS OF
                                                       CERTAIN FEATURES AND
                                                                   BENEFITS VI-6

-------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------

OREGON                                            For Accumulator(R) Elite/SM
(CONTINUED)                                       /contracts:

                                                  You can choose the date annuity
                                                  payments begin, but it may not be
                                                  earlier than four years from the
                                                  Accumulator(R) Elite/SM /contract
                                                  issue date.

                                                  For Accumulator(R), Accumulator(R)
                                                  Elite/SM /and Accumulator(R)
                                                  Plus/SM /contracts:

                                                  No withdrawal charge is imposed if
                                                  you select a non-life contingent
                                                  period certain payout annuity.

                                                  If the payout annuity benefit is
                                                  based on the age or sex of the
                                                  owner and/or annuitant, and that
                                                  information is later found not to
                                                  be correct, we will adjust the
                                                  payout annuity benefit on the
                                                  basis of the correct age or sex.
                                                  We will ad-just the number or
                                                  amount of payout annuity benefit
                                                  pay-ments, or any amount of the
                                                  payout annuity benefit payments,
                                                  or any amount used to provide the
                                                  payout an-nuity benefit, or any
                                                  combination of these approaches.
                                                  If we have overpaid you, we will
                                                  charge that overpayment against
                                                  future payments, while if we have
                                                  underpaid you, we will add
                                                  additional amounts to future
                                                  payments. Our liability will be
                                                  limited to the correct information
                                                  and the actual amounts used to
                                                  provide the benefits.

              See "Disability, terminal illness,  Items (i) and (iii) under this
              or confinement to nursing home"     section are deleted in their
              under "Withdrawal charge" in        entirety.
              "Charges and ex-penses" (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)
-------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                       Your contract refers to
                                                  contributions as premiums.

              Cancelling the Guaranteed minimum   You may cancel the Guaranteed
              income benefit                      minimum income benefit within 10
                                                  days of it being added to your
                                                  contract, if you add the benefit
                                                  to your contract after issue. This
                                                  is distinct from your right to
                                                  drop the Guaranteed minimum income
                                                  benefit after issue, and is not
                                                  subject to the restrictions that
                                                  govern that right. We will not
                                                  deduct any charge for the
                                                  Guaranteed minimum income benefit,
                                                  or alter other charg-es, such as
                                                  reducing the Guaranteed minimum
                                                  death bene-fit charge, that are
                                                  tied to the Guaranteed minimum
                                                  income benefit being part of your
                                                  contract.

              Special dollar cost averaging       In Pennsylvania, we refer to this
              program                             program as "enhanced rate dollar
                                                  cost averaging."

              See "Disability, terminal illness,  Item (iii) under this section is
              or confinement to nursing home"     deleted in its entirety.
              under "Withdrawal charge" in
              "Charges and ex-penses" (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)
-------------------------------------------------------------------------------------

     APPENDIX VI:
      STATE CONTRACT AVAILABILITY
      AND/OR VARIATIONS OF
      CERTAIN FEATURES AND
VI-7 BENEFITS

-------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------
PENNSYLVANIA  Required disclosure for             Any person who knowingly and with
(CONTINUED)   Pennsylvania customers              intent to defraud any insurance
                                                  company or other person files an
                                                  application for insurance or
                                                  statement of claim containing any
                                                  materially false information or
                                                  conceals for the purpose of
                                                  misleading, information concerning
                                                  any fact material thereto commits
                                                  a fraudulent insurance act, which
                                                  is a crime and subjects such
                                                  person to criminal and civil
                                                  penalties.
-------------------------------------------------------------------------------------

PUERTO RICO   Beneficiary continuation option     Not Available
              (IRA)

              IRA and Roth IRA                    Available for direct rollovers
                                                  from U.S. source 401(a) plans and
                                                  direct transfers from the same
                                                  type of U.S. source IRAs.

              Inherited IRA, Rollover TSA and QP  Not Available
              (Defined Benefit) con-tracts (For
              Accumulator(R) Plus/SM /and
              Accumulator(R) Elite/SM/ contracts
              only)

              See "Purchase considerations for a  We do not offer Accumulator(R)
              charitable remainder trust" under   Series contracts to charitable
              "Owner and annuitant requirements"  remainder trusts in Puerto Rico.
              in "Contract features and benefits"

              See "How you can contribute to      Specific requirements for
              your contract" in "Contract         purchasing QP contracts in Puerto
              features and benefits" and          Rico are outlined below in
              "Appendix IX" (For Accumulator(R),  "Purchase considerations for QP
              Accumulator(R) Plus/SM /and         (Defined Contribution) contracts
              Accumulator(R) Elite/SM /contracts  in Puerto Rico".
              only)

              "Minimum income benefit" in         Exercise restrictions for the GMIB
              "Contract features and bene-fits"   on a Puerto Rico QPDC contract are
              (For Accumulator(R),                described below, under "Purchase
              Accumulator(R) Plus/SM /and         consid-erations for QP (Defined
              Accumu-lator(R) Elite/SM            Contribution) contracts in Puerto
              /contracts only)                    Rico", and in your contract.

              See "Lifetime required minimum      This option is not available with
              distribution withdrawals" in        QPDC contracts.
              "Accessing your money" (For
              Accumulator(R), Accumu-lator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)

              See "Income Manager(R) payout       This payout option is not
              options" in "Accessing your money"  available with QPDC contracts.
              (For Accumulator(R),
              Accumulator(R) Plus/SM /and
              Accumulator(R) Elite/SM /contracts
              only)

              See "Transfers of ownership,        Transfers of ownership of QP
              collateral assignments, loans and   contracts are governed by Puerto
              borrowing" in "More information"    Rico law. Please consult your tax,
              (For Accumulator(R),                legal or plan advisor if you
              Accumulator(R) Plus/SM /and         intend to transfer ownership of
              Accumulator(R) Elite/SM/ contracts  your contract.
              only)

              "Purchase considerations for QP     PURCHASE CONSIDERATIONS FOR QP
              (Defined Contribution) contracts    (DEFINED CON-TRIBUTION) CONTRACTS
              in Puerto Rico" -- this section     IN PUERTO RICO:
              replaces "Appendix II: Purchase     Trustees who are considering the
              considerations for QP contracts"    purchase of an Accumu-lator(R)
              in this Prospectus. (For            Series QP contract in Puerto Rico
              Accumulator(R), Accumulator(R)      should discuss with their tax,
              Plus/SM /and Accumulator(R)         legal and plan advisors whether
              Elite/SM /contracts only)           this is an appro-priate investment
                                                  vehicle for the employer's plan.
                                                  Trustees should consider whether
                                                  the plan provisions permit the
                                                  investment of plan assets in the
                                                  QP contract, the Guaranteed
                                                  minimum income benefit and other
                                                  guaranteed benefits, and the
                                                  payment of death benefits in
                                                  accordance with the requirements
                                                  of Puerto Rico income tax rules.
                                                  The QP con-tract and this
                                                  Prospectus should be reviewed in
                                                  full, and the following factors,
                                                  among others, should be noted.
-------------------------------------------------------------------------------------


                                                               APPENDIX VI:
                                                STATE CONTRACT AVAILABILITY
                                                       AND/OR VARIATIONS OF
                                                       CERTAIN FEATURES AND
                                                                   BENEFITS VI-8

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      LIMITS ON CONTRACT OWNERSHIP:
(CONTINUED)                                      .   The QP contract is offered
                                                     only as a funding vehicle to
                                                     qualified plan trusts of
                                                     single participant defined
                                                     contribution plans that are
                                                     tax-qualified under Puerto
                                                     Rico law, not United States
                                                     law. The contract is not
                                                     available to US qualified
                                                     plans or to defined benefit
                                                     plans qualifying under Puerto
                                                     Rico law.

                                                 .   The QP contract owner is the
                                                     qualified plan trust. The
                                                     annuitant under the contract
                                                     is the self-employed Puerto
                                                     Rico resident, who is the sole
                                                     plan participant.

                                                 .   This products should not be
                                                     purchsed if the self- employed
                                                     individual anticipates having
                                                     additional employees become
                                                     eligible for the plan. We will
                                                     not allow additional contracts
                                                     to be issued for participants
                                                     other than the original
                                                     business owner.

                                                 .   If the business that sponsors
                                                     the plan adds another
                                                     employee, no further
                                                     contributions may be made to
                                                     the contract. If the employer
                                                     moves the funds to another
                                                     funding vehicle that can
                                                     accommodate more than one
                                                     employee, this move could
                                                     result in surrender charges,
                                                     if applicable, and the loss of
                                                     guaranteed benefits in the
                                                     contract.

                                                 LIMITS ON CONTRIBUTIONS:

                                                 .   All contributions must be
                                                     direct transfers from other
                                                     investments within an existing
                                                     qualified plan trust.

                                                 .   Employer payroll contributions
                                                     are not accepted.

                                                 .   Only one additional transfer
                                                     contribution may be made per
                                                     contract year.

                                                 .   Checks written on accounts
                                                     held in the name of the
                                                     employer instead of the plan
                                                     or the trustee will not be
                                                     accepted.

                                                 .   As mentioned above, if a new
                                                     employee becomes eligible for
                                                     the plan, the trustee will not
                                                     be permitted to make any
                                                     further contributions to the
                                                     contract established for the
                                                     original business owner.

                                                 LIMITS ON PAYMENTS:
                                                 .   Loans are not available under
                                                     the contract.

                                                 .   All payments are made to the
                                                     plan trust as owner, even
                                                     though the plan
                                                     participant/annuitant is the
                                                     ultimate recipient of the
                                                     benefit payment.

                                                 .   AXA Equitable does no tax
                                                     reporting or withholding of
                                                     any kind. The plan
                                                     administrator or trustee will
                                                     be solely responsible for
                                                     performing or providing for
                                                     all such services.

                                                 .   AXA Equitable does not offer
                                                     contracts that qualify as IRAs
                                                     under Puerto Rico law. The
                                                     plan trust will exercise the
                                                     GMIB and must continue to hold
                                                     the supplementary contract for
                                                     the duration of the GMIB
                                                     payments.
------------------------------------------------------------------------------------

     APPENDIX VI:
      STATE CONTRACT AVAILABILITY
      AND/OR VARIATIONS OF
      CERTAIN FEATURES AND
VI-9 BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO                                      PLAN TERMINATION:
(CONTINUED)                                      .   If the plan participant
                                                     terminates the business, and
                                                     as a result wishes to
                                                     terminate the plan, the trust
                                                     would have to be kept in
                                                     existence to receive payments.
                                                     This could create expenses for
                                                     the plan.

                                                 .   If the plan participant
                                                     terminates the plan and the
                                                     trust is dissolved, or if the
                                                     plan trustee (which may or may
                                                     not be the same as the plan
                                                     participant) is unwilling to
                                                     accept payment to the plan
                                                     trust for any reason, AXA
                                                     Equitable would have to change
                                                     the contract from a Puerto
                                                     Rico QP to NQ in order to make
                                                     payments to the individual as
                                                     the new owner. Depending on
                                                     when this occurs, it could be
                                                     a taxable distribution from
                                                     the plan, with a potential tax
                                                     of the entire account value of
                                                     the contract. Puerto Rico
                                                     income tax withholding and
                                                     reporting by the plan trustee
                                                     could apply to the
                                                     distribution transaction.

                                                 .   If the plan trust is receiving
                                                     GMIB payments and the trust is
                                                     subsequently terminated,
                                                     transforming the contract into
                                                     an individually owned NQ
                                                     contract, the trustee would be
                                                     responsible for the applicable
                                                     Puerto Rico income tax
                                                     withholding and reporting on
                                                     the present value of the
                                                     remaining annuity payment
                                                     stream.

                                                 .   AXA Equitable is a U.S.
                                                     insurance company, therefore
                                                     distributions under the NQ
                                                     contract could be subject to
                                                     United States taxation and
                                                     withholding on a "taxable
                                                     amount not determined" basis.

             Tax information--special rules for  Income from NQ contracts we issue
             NQ contracts                        is U.S. source. A Puerto Rico
                                                 resident is subject to U.S.
                                                 taxation on such U.S. source
                                                 income. Only Puerto Rico source
                                                 income of Puerto Rico resi-dents
                                                 is excludable from U.S. taxation.
                                                 Income from NQ con-tracts is also
                                                 subject to Puerto Rico tax. The
                                                 calculation of the taxable portion
                                                 of amounts distributed from a con
                                                 tract may differ in the two
                                                 jurisdictions. Therefore, you
                                                 might have to file both U.S. and
                                                 Puerto Rico tax returns, showing
                                                 different amounts of income from
                                                 the contract for each tax return.
                                                 Puerto Rico generally provides a
                                                 credit against Puerto Rico tax for
                                                 U.S. tax paid. Depending on your
                                                 personal situation and the timing
                                                 of the different tax liabilities,
                                                 you may not be able to take full
                                                 advantage of this credit.
------------------------------------------------------------------------------------

TEXAS        See "Annual administrative charge"  The annual administrative charge
             in "Charges and                     will not be deducted from amounts
             expenses"                           allocated to the Guaranteed
                                                 interest option.

             See "How you can contribute to      The $2,500,000 limitation on
             your contract" in "Contract         aggregate contributions un-der all
             features and benefits"              AXA Equitable annuity accumulation
                                                 contracts with the same owner or
                                                 annuitant does not apply.
------------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option          Not Available

             Investment                          Not Available
             simplifier--Fixed-dollar option
             and Interest sweep option

             Income Manager(R) payout option     Not Available

             Earnings enhancement benefit        Not Available
------------------------------------------------------------------------------------

                                                              APPENDIX VI:
                                               STATE CONTRACT AVAILABILITY
                                                      AND/OR VARIATIONS OF
                                                      CERTAIN FEATURES AND
                                                                  BENEFITS VI-10

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON   Special dollar cost averaging       .   Available only at issue.
(CONTINUED)  program (for Accumulator(R) and
             Accumulator(R) Elite/SM /contracts
             only)

                                                 .   Subsequent contributions
                                                     cannot be used to elect new
                                                     programs. You may make
                                                     subsequent contributions to
                                                     the initial programs while
                                                     they are still running.

             "Greater of 4% Roll-Up to age 85    All references to this feature are
             or Annual Ratchet to age 85         deleted in their entirety. You
             enhanced death benefit"             have the choice of the following
                                                 guaranteed minimum death benefits:
                                                 the Annual Ratchet to age 85 or
                                                 the Standard death benefit.

             See "How withdrawals affect your    The first sentence of the third
             Guaranteed minimum income benefit,  paragraph is replaced with the
             Guaranteed minimum death benefit    following:
             and Principal guarantee benefits"   With respect to the Guaranteed
             in "Accessing your money"           minimum income benefit,
                                                 withdrawals (including any
                                                 applicable withdrawal charges)
                                                 will reduce the 5% Roll-Up to age
                                                 85 benefit base on a
                                                 dollar-for-dollar basis, as long
                                                 as the sum of the withdrawals in a
                                                 contract year is 5% or less of the
                                                 5% Roll-Up benefit base on the
                                                 contract issue date or the most
                                                 recent contract date anniversary,
                                                 if later.

             See "Guaranteed minimum death       You have a choice of the standard
             benefit" in "Contract features and  death benefit or the Annual
             benefits"                           Ratchet to age 85 enhanced death
                                                 benefit. The Standard death
                                                 benefit and the Annual Ratchet to
                                                 age 85 enhanced death benefit may
                                                 be combined with the Guaranteed
                                                 minimum income benefit.

             See "Annual administrative charge"  The second paragraph of this
             in "Charges and expenses"           section is replaced with the
                                                 following: The annual
                                                 administrative charge will be
                                                 deducted from the value in the
                                                 variable investment options on a
                                                 pro rata basis. If those amounts
                                                 are insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for special
                                                 dollar cost averaging (for
                                                 Accumulator(R) and Accumulator(R)
                                                 Elite/SM /contracts) or the
                                                 account for special money market
                                                 dollar cost averaging (for
                                                 Accumulator(R) Plus/SM /and
                                                 Accumulator(R) Select/SM
                                                 /contracts). If the contract is
                                                 surrendered or annuitized or a
                                                 death benefit is paid on a date
                                                 other than a contract date
                                                 anniversary, we will deduct a pro
                                                 rata portion of that charge for
                                                 the year.

             See "10% free withdrawal amount"    The 10% free withdrawal amount
             under "Withdrawal charge" in        applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM /and Accumulator(R)
             Elite/SM /contracts only)

             See "Withdrawal charge" in          The owner (or older joint owner,
             "Charges and expenses" under        if applicable) has qualified to
             "Disability, terminal illness, or   receive Social Security disability
             confinement to nursing home" (For   benefits as certified by the
             Accumulator(R), Accumulator(R)      Social Security Administration or
             Plus/SM /and Accumulator(R)         a statement from an independent
             Elite/SM /contracts only)           U.S. licensed physician stating
                                                 that the owner (or older joint
                                                 owner, if applicable) meets the
                                                 definition of total disability for
                                                 at least 6 continuous months prior
                                                 to the notice of claim. Such
                                                 disability must be re-certified
                                                 every 12 months.
------------------------------------------------------------------------------------

      APPENDIX VI:
       STATE CONTRACT AVAILABILITY
       AND/OR VARIATIONS OF
       CERTAIN FEATURES AND
VI-11 BENEFITS

Appendix VII: Contract variations

--------------------------------------------------------------------------------

The contract described in this Prospectus is no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-------------------------------------------------------------------------------
 APPROXIMATE
 TIME PERIOD      FEATURE/BENEFIT           VARIATION
-------------------------------------------------------------------------------
November          4% Roll-Up to age 85      There is no 4% Roll-Up to age 85
2008-February     benefit base              benefit base under these
2009                                        contracts. Instead, there is a 6%
                                            Roll-Up to age 85 benefit base.
                                            This benefit base is used for the
                                            Greater of 6% Roll-Up to age 85 or
                                            Annual Ratchet to age 85 enhanced
                                            death benefit AND for the
                                            Guaranteed minimum income benefit.

                                            The effective annual roll-up rate
                                            credited to the benefit base is:

                                            .   6% with respect to the
                                                variable invest- ment options
                                                (including amounts allo- cated
                                                to the account for special
                                                money market dollar cost
                                                averaging under Accumulator(R)
                                                Plus/SM /and Accumulator(R)
                                                Select/SM/ contracts but
                                                excluding all other amounts
                                                allocated to the EQ/Money
                                                Market variable investment
                                                option), and the account for
                                                special dollar cost averaging
                                                (under Accumulator(R) and
                                                Accumulator(R) Elite/SM/
                                                contracts only);

                                            .   3% with respect to the
                                                EQ/Money Mar- ket variable
                                                investment option, the
                                                guar- anteed interest option
                                                and the loan reserve account
                                                under Rollover TSA (if
                                                applicable).

                  Greater of 6% to age 85   The fee for this benefit was 0.80%.
                  or Annual Ratchet to age
                  85 Guaranteed minimum     If you elect to reset the Roll-Up
                  death benefit (only       benefit base, we reserve the right
                  available if you also     to increase your charge up to
                  elect the Guaran-teed     0.95%.
                  minimum income benefit)

                  Guaranteed minimum        The fee for this benefit was 0.80%.
                  income benefit

                                            If you elect to reset the Roll-Up
                                            benefit base, we reserve the right
                                            to increase your charge up to
                                            1.05%.
-------------------------------------------------------------------------------

                                                   APPENDIX VII: CONTRACT
                                                               VARIATIONS  VII-1

-----------------------------------------------------------------------------
 APPROXIMATE
 TIME PERIOD    FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
November        Guaranteed withdrawal     The fee for this benefit was 0.80%.
2008-February   benefit for life (upon
2009            conversion of the         If your GWBL benefit base
(continued)     Guaranteed minimum        ratchets, we re-serve the right to
                in-come benefit)          increase your charge up to 1.05%.

                                          Each relevant Applicable
                                          percentage is two percentage
                                          points higher than the correspond
                                          ing Applicable percentage
                                          disclosed earlier in this
                                          Prospectus.

                                          If this benefit is in effect, the
                                          variable invest ment options
                                          available to you include the
                                          EQ/Franklin Templeton Allocation
                                          Portfolio, in addition to the AXA
                                          Allocation Portfolios.

                Principal guarantee       If the 100% Principal guarantee
                benefit                   benefit is in effect, the variable
                                          investment options avail able to
                                          you include the EQ/Franklin
                                          Temple-ton Allocation Portfolio,
                                          in addition to the AXA Allocation
                                          Portfolios.

                Variable investment       All variable investment options
                options                   listed in this Prospectus are
                                          available under your contract.
-----------------------------------------------------------------------------
February        4% Roll-Up to age 85      There is no 4% Roll-Up to age 85
2009-June 2009  benefit base              benefit base under these
                                          contracts. Instead, there is a 5%
                                          Roll-Up to age 85 benefit base.
                                          This benefit base is used for the
                                          Greater of 5% Roll-Up to age 85 or
                                          Annual Ratchet to age 85 enhanced
                                          death benefit AND for the
                                          Guaranteed minimum income benefit.

                                          The effective annual roll-up rate
                                          credited to the benefit base is:

                                          .   5% with respect to the
                                              variable invest- ment options
                                              (including amounts allo- cated
                                              to the account for special
                                              money market dollar cost
                                              averaging under Accumulator(R)
                                              Plus/SM /and Accumulator(R)
                                              Select/SM/ contracts but
                                              excluding all other amounts
                                              allocated to the EQ/Money
                                              Market variable investment
                                              option), and the account for
                                              special dollar cost averaging
                                              (under Accumulator(R) and
                                              Accumulator(R) Elite/SM/
                                              contracts only);

                                          .   2% with respect to the
                                              EQ/Money Mar- ket variable
                                              investment option, the
                                              guar- anteed interest option
                                              and the loan reserve account
                                              under Rollover TSA (if
                                              applicable).

                Greater of 5% to age 85   The fee for this benefit was 0.85%.
                or Annual Ratchet to age
                85 Guaranteed minimum     If you elect to reset the Roll-Up
                death benefit (only       benefit base, we reserve the right
                available if you also     to increase your charge up to
                elect the Guaran-teed     0.95%.
                minimum income benefit)

                Guaranteed minimum        The fee for this benefit was 0.85%.
                income benefit

                                          If you elect to reset the Roll-Up
                                          benefit base, we reserve the right
                                          to increase your charge up to
                                          1.05%.
-----------------------------------------------------------------------------

      APPENDIX VII: CONTRACT
VII-2 VARIATIONS

-------------------------------------------------------------------------------
 APPROXIMATE
 TIME PERIOD      FEATURE/BENEFIT           VARIATION
-------------------------------------------------------------------------------
February          Guaranteed withdrawal     The fee for this benefit was 0.85%.
2009-June 2009    benefit for life (upon
(continued)       conversion of the         If your GWBL benefit base
                  Guaranteed minimum        ratchets, we reserve the right to
                  in-come benefit)          increase your charge up to 1.05%.

                                            Each relevant Applicable
                                            percentage is one percentage point
                                            higher than the correspond-ing
                                            Applicable percentage disclosed
                                            earlier in this Prospectus.
-------------------------------------------------------------------------------

February          Variable investment       Only the variable investment
2009-present      options                   options marked with a "+" on the
                                            front cover of this Prospectus are
                                            available under your contract.
-------------------------------------------------------------------------------

June 2009-present Rollover TSA              Not Available
-------------------------------------------------------------------------------

                                                   APPENDIX VII: CONTRACT
                                                               VARIATIONS  VII-3

Appendix VIII: Tax-sheltered annuity contracts (TSAs)


With limited exceptions, we no longer accept contributions to the contracts. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.


--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

Contributions to an Accumulator(R) Series TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

       APPENDIX VIII:
       TAX-SHELTERED ANNUITY
VIII-1 CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

..   The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1)The greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

                                                          APPENDIX VIII:
                                                   TAX-SHELTERED ANNUITY
                                                        CONTRACTS (TSAS)  VIII-2

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

       APPENDIX VIII:
       TAX-SHELTERED ANNUITY
VIII-3 CONTRACTS (TSAS)

Appendix IX: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the states of Florida and Texas. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
NQ                   Accumulator(R)             Accumulator(R)                After-tax money.
                     Accumulator(R) Elite/SM/      $5,000 (initial)
                     Accumulator(R) Select/SM/                                Paid to us by check or
                     0 through 85               Accumulator(R) Plus/SM/          transfer of contract
                                                                                 value in a tax-deferred
                     Accumulator(R) Plus /SM/   Accumulator(R) Elite/SM/         exchange under
                     0 through 80                  $10,000 (initial)             Section 1035 of the
                                                                                 Internal Revenue Code.
                                                Accumulator(R) Select/SM/
                                                   $25,000 (initial)

                                                The Accumulator(R) Series
                                                   $500 (additional)

                                                The Accumulator(R) Series
                                                   $100 monthly and $300
                                                   quarterly under our
                                                   automatic investment
                                                   program (additional)
Rollover IRA         Accumulator(R)             Accumulator(R)                Eligible rollover
                     Accumulator(R) Elite/SM/      $5,000 (initial)              distributions from
                     Accumulator(R) Select/SM/                                   403(b) plans, qualified
                     20 through 85              Accumulator(R) Plus/SM/          plans, and
                                                   Accumulator(R) Elite/SM/      governmental employer
                     Accumulator(R) Plus/SM/       $10,000 (initial)             457(b) plans.
                     20 through 80
                                                Accumulator(R) Select/SM/     Rollovers from another
                                                   $25,000 (initial)             traditional individual
                                                                                 retirement
                                                The Accumulator(R) Series        arrangement.
                                                   $50 (additional)
                                                                              Direct
                                                $100 monthly and $300            custodian-to-custodian
                                                   quarterly under our           transfers from another
                                                   automatic investment          traditional individual
                                                   program (additional)          retirement
                                                   (subject to tax               arrangement.
                                                   maximums)
                                                                              Regular IRA
                                                                                 contributions.

                                                                              Additional catch-up
                                                                                 contributions.










-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------------
NQ                   Accumulator(R) Accumulator(R)
                        Elite/SM/ Accumulator(R) Select/SM/
                        No additional contributions
                        may be made after
                        attainment of age 86, or if
                        later, the first contract date
                        anniversary./(2)/

                     Accumulator(R) Plus/SM/ No
                        additional contributions
                        may be made after
                        attainment of age 81 or, if
                        later, the first contract date
                        anniversary./(2)/





Rollover IRA         Accumulator(R) Accumulator(R)
                        Elite/SM/ Accumulator(R) Select/SM
                        /No additional contributions
                        may be made after
                        attainment of age 86, or, if
                        later, the first contract date
                        anniversary./(2)/

                     Accumulator(R) Plus/SM/ No
                        additional contributions after
                        attainment of age 81 or, if
                        later, the first
                        contract date anniversary./(2)/

                     Contributions after age 70 1/2
                        must be net of required
                        minimum distributions.

                     Although we accept regular
                        IRA contributions (limited to
                        $5,000) under Rollover IRA
                        contracts, we intend that the
                        contract be used primarily
                        for rollover and direct
                        transfer contributions.

                     Additional catch-up
                        contributions of up to
                        $1,000 per calendar year
                        where the owner is at least
                        age 50 but under age 70 1/2
                        at any time during the
                        calendar year for which the
                        contribution is made.
-------------------------------------------------------------


                                                        APPENDIX IX: RULES
                                                   REGARDING CONTRIBUTIONS
                                                          TO YOUR CONTRACT  IX-1

----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Roth Conversion IRA  Accumulator(R)             Accumulator(R)                Rollovers from another
                     Accumulator(R) Elite/SM/      $5,000 (initial)              Roth IRA.
                     Accumulator(R) Select/SM/
                     20 through 85              Accumulator(R) Plus/SM/       Rollovers from a
                                                   Accumulator(R) Elite/SM/      ''designated Roth
                     Accumulator(R) Plus/SM/       $10,000 (initial)             contribution account''
                     20 through 80                                               under specified
                                                Accumulator(R) Select/SM/        retirement plans.
                                                   $25,000 (initial)
                                                                              Conversion rollovers
                                                The Accumulator(R) Series        from a traditional IRA
                                                   $50 (additional)              or other eligible
                                                                                 retirement plan.
                                                $100 monthly and $300
                                                   quarterly under our        Direct transfers from
                                                   automatic investment          another Roth IRA.
                                                   program (additional)
                                                   (subject to tax            Regular Roth IRA
                                                   maximums)                     contributions.

                                                                              Additional catch-up
                                                                                 contributions.





















----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Roth Conversion IRA  Accumulator(R)
                        Accumulator(R) Elite/SM
                        /Accumulator(R) Select/SM/ No
                        additional contributions
                        may be made after
                        attainment of age 86, or,
                        if later, the first contract
                        date anniversary./(2)/

                     Accumulator(R) Plus/SM /No
                        additional contributions
                        may be made after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2)/

                     Conversion rollovers
                        after age 70 1/2 must be
                        net of required minimum
                        distributions for the
                        traditional IRA or other
                        eligible retirement plan
                        which is the source of
                        the conversion rollover.

                     Although we accept
                        regular Roth IRA
                        contributions (limited to
                        $5,000) under Roth IRA
                        contracts, we intend that
                        the contract be used
                        primarily for rollover and
                        direct transfer
                        contributions.

                     Additional catch-up
                        contributions of up to
                        $1,000 per calendar year
                        where the owner is at
                        least age 50 at any time
                        during the calendar year
                        for which the
                        contribution is made.
-------------------------------------------------------

     APPENDIX
IX-2 IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

------------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
------------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/    Accumulator(R)             Accumulator(R)                With documentation of
                     Accumulator(R) Elite/SM/      $5,000 (initial)              employer or plan
                     Accumulator(R) Select/SM/                                   approval, and limited
                     20 through 85              Accumulator(R) Plus/SM           to pre-tax funds, direct
                                                   /Accumulator(R) Elite/SM      plan-to-plan transfers
                     Accumulator(R) Plus/SM/       /$10,000 (initial)            from another 403(b)
                     20 through 80                                               plan or contract
                                                Accumulator(R) Select/SM         exchanges from
                                                   /$25,000 (initial)            another 403(b)
                                                                                 contract under the
                                                The Accumulator(R) Series        same plan.
                                                   $500 (additional)
                                                                              With documentation of
                                                                                 employer or plan
                                                                                 approval, and limited
                                                                                 to pre-tax funds,
                                                                                 eligible rollover
                                                                                 distributions from other
                                                                                 403(b) plans, qualified
                                                                                 plans, governmental
                                                                                 employer 457(b) plans
                                                                                 or traditional IRAs.







-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Rollover TSA/(3)/    Accumulator(R)
                        Accumulator(R) Elite/SM/
                        Accumulator(R) Select/SM/ No
                        additional contributions
                        may be made after
                        attainment of age 86, or,
                        if later, the first contract
                        date anniversary./(2)/

                     Accumulator(R) Plus/SM /No
                        additional contributions
                        may be made after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2)/

                     Contributions after age
                        70 1/2 must be net of any
                        required minimum
                        distributions.

                     We do not accept
                        employer-remitted
                        contributions.

                     We do not accept after-
                        tax contributions,
                        including designated
                        Roth contributions.

Please note that effective June 8, 2009, Rollover TSA contracts are not available. See Appendix VIII earlier in this Prospectus for a discussion of TSA contracts.



-------------------------------------------------------------------------------------------------------------
QP                   Accumulator(R)              Accumulator(R)                Only transfer
(Accumulator(R),     Accumulator(R) Elite/SM/       $5,000 (initial)              contributions from
Accumulator(R)       20 through 75                                                other investments
Plus/SM/ and                                     Accumulator(R) Plus/SM           within an existing
Accumulator(R)       Accumulator(R) Plus/SM/ 20     /Accumulator(R) Elite/SM      qualified plan trust.
Elite/SM/            through 70                     /$10,000 (initial)
contracts only)                                                                The plan must be
                                                 The Accumulator(R) Series        qualified under Section
                                                    $500 (additional)             401(a) of the Internal
                                                                                  Revenue Code.

                                                                               For 401(k) plans,
                                                                                  transferred
                                                                                  contributions may not
                                                                                  include any after-tax
                                                                                  contributions, including
                                                                                  designated Roth
                                                                                  contributions.












-------------------------------------------------------
QP                   A separate QP contract
(Accumulator(R),        must be established for
Accumulator(R)          each plan participant.
Plus/SM/ and
Accumulator(R)       We do not accept regular
Elite/SM/               ongoing payroll
contracts only)         contributions or
                        contributions directly
                        from the employer.

                     Only one additional
                        transfer contribution may
                        be made during a
                        contract year.

                     No additional transfer
                        contributions after the
                        annuitant's attainment
                        of age 76 (age 71 under
                        Accumulator(R) Plus/SM
                        /contracts) or, if later, the
                        first contract date
                        anniversary.

                     Contributions after age
                        70 1/2 must be net of any
                        required minimum
                        distributions.

See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------

                                                                   APPENDIX
                         IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT IX-3

---------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Flexible Premium         20 through 70        $4,000 (initial)              Regular traditional IRA
IRA (Accumulator(R)                                                            contributions.
contracts only)                               $50 (additional)
                                                                            Additional catch-up
                                              $50 monthly or quarterly         contributions.
                                                 under our automatic
                                                 investment program         Eligible rollover
                                                 (additional) (subject to      distributions from
                                                 tax maximums)                 403(b) plans, qualified
                                                                               plans, and
                                                                               governmental employer
                                                                               457(b) plans.

                                                                            Rollovers from another
                                                                               traditional individual
                                                                               retirement
                                                                               arrangement.

                                                                            Direct custodian-to-
                                                                               custodian transfers
                                                                               from another
                                                                               traditional individual
                                                                               retirement
                                                                               arrangement














---------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Flexible Premium      No regular IRA
IRA (Accumulator(R)      contributions in the
contracts only)          calendar year you turn
                         age 70 1/2 and
                         thereafter.

                      Regular contributions
                         may not exceed $5,000.

                      Additional catch-up
                         contributions of up to
                         $1,000 per calendar year
                         where the owner is at
                         least age 50 but under
                         age 70 1/2 at any time
                         during the calendar year
                         for which the
                         contribution is made.

                      Although we accept
                         rollover and direct
                         transfer contributions
                         under the Flexible
                         Premium IRA contract,
                         we intend that the
                         contract be used for
                         ongoing regular
                         contributions.

                      No additional
                         contributions may be
                         made after attainment of
                         age 86./(2)/

                      Additional contributions
                         after age 70 1/2 must be
                         net of required minimum
                         distributions.
-------------------------------------------------------

     APPENDIX
IX-4 IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Flexible Premium         20 through 85        $4,000 (initial)              Regular Roth IRA
Roth IRA                                                                       contributions.
(Accumulator(R)                               $50 (additional)
contracts only)                                                             Additional catch-up
                                              $50 monthly or quarterly         contributions.
                                                 under our automatic
                                                 investment program         Rollovers from another
                                                 (additional) (subject to      Roth IRA.
                                                 tax maximums)
                                                                            Rollovers from a
                                                                               ''designated Roth
                                                                               contribution account''
                                                                               under specified
                                                                               retirement plans.

                                                                            Conversion rollovers
                                                                               from a traditional IRA
                                                                               or other eligible
                                                                               retirement plan.

                                                                            Direct transfers from
                                                                               another Roth IRA.











----------------------------------------------------------------------------------------------------------
Inherited IRA            0-70                 Accumulator(R)                Direct custodian-to-
Beneficiary                                      $5,000 (initial)              custodian transfers of
Continuation                                                                   your interest as a death
Contract                                      Accumulator(R) Elite/SM          beneficiary of the
(traditional IRA or                              /$10,000 (initial)            deceased owner's
Roth IRA)                                                                      traditional individual
(Accumulator(R),                              Accumulator(R) Select/SM         retirement
Accumulator(R)                                   /$25,000 (initial)            arrangement or Roth
Elite/SM/ and                                                                  IRA to an IRA of the
Accumulator(R)                                The Accumulator(R) Series        same type.
Select/SM/ contracts                             $1,000 (additional)
only)




----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Flexible Premium      No additional
Roth IRA                 contributions may be
(Accumulator(R)          made after attainment of
contracts only)          age 86, or, if later, the
                         first contract date
                         anniversary./(2)/

                      Contributions are subject
                         to income limits and
                         other tax rules.

                      Regular Roth IRA
                         contributions may not
                         exceed $5,000.

                      Additional catch-up
                         contributions of up to
                         $1,000 per calendar year
                         where the owner is at
                         least age 50 at any time
                         during the calendar year
                         for which the
                         contribution is made.

                      Although we accept
                         rollover and direct
                         transfer contributions
                         under the Flexible
                         Premium Roth IRA
                         contract, we intend that
                         the contract be used for
                         ongoing regular Roth
                         IRA contributions.
-------------------------------------------------------
Inherited IRA         Any additional
Beneficiary              contributions must be
Continuation             from the same type of
Contract                 IRA of the same
(traditional IRA or      deceased owner.
Roth IRA)
(Accumulator(R),      Non-spousal beneficiary
Accumulator(R)           direct rollover
Elite/SM/ and            contributions from
Accumulator(R)           qualified plans, 403(b)
Select/SM/ contracts     plans and governmental
only)                    employer 457(b) plans
                         may be made to an
                         Inherited IRA contract
                         under specified
                         circumstances.
-------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, additional contributions are not permitted after the Conversion effective date.
(2)Please see Appendix VI earlier in this Prospectus for state variations.

(3)May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Series Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract). Not available for new purchases.


See ''Tax information'' earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see ''Dates and prices at which contract events occur'' in ''More information'' earlier in this Prospectus. Please review your contract for information on contribution limitations.


                                                                   APPENDIX
                         IX: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT IX-5

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for Separate Account No. 49
dated May 1, 2012.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


                  e13517/Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2012


Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES ?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our ''investment options'': (i) variable investment options, (ii) the guaranteed interest option, (iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money market dollar cost averaging+.

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.


WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATE OF FLORIDA. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.


The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
-------------

(+)The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.



----------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
----------------------------------------------------------------------------
AXA Aggressive Allocation/(1)/          EQ/Large Cap Value Index
AXA Conservative Allocation/(1)/        EQ/Large Cap Value PLUS
AXA Conservative-Plus Allocation/(1)/   EQ/Lord Abbett Large Cap Core
AXA Moderate Allocation/(1)/            EQ/MFS International Growth
AXA Moderate-Plus Allocation/(1)/       EQ/Mid Cap Index
EQ/AllianceBernstein Small Cap Growth   EQ/Mid Cap Value PLUS
EQ/AXA Franklin Small Cap Value Core    EQ/Money Market
EQ/BlackRock Basic Value Equity         EQ/Montag & Caldwell Growth
EQ/Boston Advisors Equity Income        EQ/Morgan Stanley Mid Cap Growth
EQ/Calvert Socially Responsible         EQ/Mutual Large Cap Equity
EQ/Capital Guardian Research            EQ/Oppenheimer Global
EQ/Common Stock Index                   EQ/PIMCO Ultra Short Bond
EQ/Core Bond Index                      EQ/Quality Bond PLUS
EQ/Davis New York Venture               EQ/Small Company Index
EQ/Equity 500 Index                     EQ/T. Rowe Price Growth Stock
EQ/Equity Growth PLUS                   EQ/Templeton Global Equity
EQ/Franklin Core Balanced               EQ/UBS Growth and Income
EQ/Franklin Templeton Allocation        EQ/Van Kampen Comstock
EQ/GAMCO Mergers and Acquisitions       EQ/Wells Fargo Omega Growth
EQ/GAMCO Small Company Value            Multimanager Aggressive Equity
EQ/Global Bond PLUS                     Multimanager Core Bond
EQ/Global Multi-Sector Equity           Multimanager International Equity
EQ/Intermediate Government Bond/(2)/    Multimanager Large Cap Core Equity
EQ/International Core PLUS              Multimanager Large Cap Value
EQ/International Equity Index           Multimanager Mid Cap Growth
EQ/International Value PLUS             Multimanager Mid Cap Value
EQ/JPMorgan Value Opportunities         Multimanager Multi-Sector Bond
EQ/Large Cap Core PLUS                  Multimanager Small Cap Growth
EQ/Large Cap Growth Index               Multimanager Small Cap Value
EQ/Large Cap Growth PLUS                Multimanager Technology
----------------------------------------------------------------------------



(1)The ''AXA Allocation'' Portfolios.

(2)This is the variable investment option's new name, effective on or about May 1, 2012. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.


You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio (''Portfolio'') of AXA Premier VIP Trust or EQ Advisors Trust (the ''Trusts''). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                          #235345 '07/'07.5 All
                                                                       (R-4/15)

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts), which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). The permitted variable investment options are described later in this Prospectus.

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity (''NQ'') for after-tax contributions only.

..   An individual retirement annuity (''IRA''), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: ''Rollover IRA'' and ''Flexible Premium IRA.'' We also offer two versions of the Roth IRA: ''Roth Conversion IRA'' and ''Flexible Premium Roth IRA.''

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    (''Inherited IRA'') (direct transfer and specified direct rollover contributions only).

..   An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans (''QP'') (Rollover and direct transfer contributions only).

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity (''TSA'') --
    (''Rollover TSA'') (Rollover and direct transfer contributions only; employer or plan approval required).


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission (''SEC''). The statement of additional information (''SAI'') dated May 1, 2012, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VIII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------

       Index of key words and phrases                                 5
       Who is AXA Equitable?                                          7
       How to reach us                                                8
       The Accumulator(R) Series at a glance -- key features         10


       -----------------------------------------------------------------
       FEE TABLE                                                     13
       -----------------------------------------------------------------

       Examples                                                      15
       Condensed financial information                               16


       -----------------------------------------------------------------
       1.CONTRACT FEATURES AND BENEFITS                              17
       -----------------------------------------------------------------
       How you can contribute to your contract                       17
       Owner and annuitant requirements                              17
       How you can make your contributions                           18
       What are your investment options under the contract?          18
       Portfolios of the Trusts                                      20
       Allocating your contributions                                 27
       Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)          29
       Guaranteed minimum death benefit and Guaranteed minimum
         income benefit base                                         30
       Annuity purchase factors                                      33
       Guaranteed minimum income benefit                             33
       Guaranteed minimum death benefit                              35
       Guaranteed withdrawal benefit for life (''GWBL'')             37
       Principal guarantee benefits                                  41
       Inherited IRA beneficiary continuation contract               42
       Your right to cancel within a certain number of days          43


       -----------------------------------------------------------------
       2.DETERMINING YOUR CONTRACT'S VALUE                           45
       -----------------------------------------------------------------
       Your account value and cash value                             45
       Your contract's value in the variable investment options      45
       Your contract's value in the guaranteed interest option       45
       Your contract's value in the fixed maturity options           45
       Your contract's value in the account for special dollar cost
         averaging                                                   45
       Insufficient account value                                    45

-------------
"We," "our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                 CONTENTS OF THIS PROSPECTUS 3

      -------------------------------------------------------------------
      3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
        OPTIONS                                                       47
      -------------------------------------------------------------------
      Transferring your account value                                 47
      Our administrative procedures for calculating your Roll-Up
        benefit base following a transfer                             47
      Disruptive transfer activity                                    48
      Rebalancing your account value                                  49


      -------------------------------------------------------------------
      4.ACCESSING YOUR MONEY                                          50
      -------------------------------------------------------------------
      Withdrawing your account value                                  50
      How withdrawals are taken from your account value               53
      How withdrawals affect your Guaranteed minimum income
        benefit, Guaranteed minimum death benefit and Principal
        guarantee benefits                                            53
      How withdrawals affect your GWBL and GWBL Guaranteed
        minimum death benefit                                         53
      Withdrawals treated as surrenders                               54
      Loans under Rollover TSA contracts                              54
      Surrendering your contract to receive its cash value            55
      When to expect payments                                         55
      Your annuity payout options                                     55


      -------------------------------------------------------------------
      5.CHARGES AND EXPENSES                                          58
      -------------------------------------------------------------------
      Charges that AXA Equitable deducts                              58
      Charges that the Trusts deduct                                  62
      Group or sponsored arrangements                                 62
      Other distribution arrangements                                 62


      -------------------------------------------------------------------
      6.PAYMENT OF DEATH BENEFIT                                      63
      -------------------------------------------------------------------
      Your beneficiary and payment of benefit                         63
      Beneficiary continuation option                                 65


      -------------------------------------------------------------------
      7.TAX INFORMATION                                               68
      -------------------------------------------------------------------
      Overview                                                        68
      Contracts that fund a retirement arrangement                    68
      Transfers among investment options                              68
      Taxation of nonqualified annuities                              68
      Individual retirement arrangements (IRAs)                       70
      Traditional individual retirement annuities (traditional IRAs)  71
      Roth individual retirement annuities (Roth IRAs)                75
      Federal and state income tax withholding and information
        reporting                                                     78
      Special rules for contracts funding qualified plans             79
      Impact of taxes to AXA Equitable                                79


      -------------------------------------------------------------------
      8.MORE INFORMATION                                              80
      -------------------------------------------------------------------
      About Separate Account No. 49                                   80
      About the Trusts                                                80
      About our fixed maturity options                                80
      About the general account                                       81
      About other methods of payment                                  82

Dates and prices at which contract events occur            82
About your voting rights                                   83
Statutory compliance                                       84
About legal proceedings                                    84
Financial statements                                       84
Transfers of ownership, collateral assignments, loans and
  borrowing                                                84
About Custodial IRAs                                       85
How divorce may affect your guaranteed benefits            85
How divorce may affect your Joint Life GWBL                85
Distribution of the contracts                              85


--------------------------------------------------------------
9.INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE                                                88
--------------------------------------------------------------



       ------------------------------------------------------------------
       APPENDICES
       ------------------------------------------------------------------
          I  --  Condensed financial information                      I-1
         II  --  Purchase considerations for QP contracts            II-1
        III  --  Market value adjustment example                    III-1
         IV  --  Enhanced death benefit example                      IV-1
          V  --  Hypothetical illustrations                           V-1
         VI  --  Earnings enhancement benefit example                VI-1
        VII  --  State contract availability and/or variations of
                   certain features and benefits                    VII-1
       VIII  --  Contract variations                               VIII-1
         IX  --  Tax-sheltered annuity contracts (TSAs)              IX-1
          X  --  Rules regarding contributions to your contract      XI-1


       ------------------------------------------------------------------
       STATEMENT OF ADDITIONAL INFORMATION
         Table of contents
       ------------------------------------------------------------------


4   CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE
       3% Roll-Up to age 85                                          31
       6% Roll-Up to age 85                                          31
       6 1/2% Roll-Up to age 85                                      31
       account for special dollar cost averaging                     27
       account for special money market dollar cost averaging        38
       account value                                                 45
       administrative charge                                         58
       annual administrative charge                                  59
       Annual Ratchet                                                39
       Annual Ratchet to age 85 enhanced death benefit               31
       annuitant                                                     17
       annuitization                                                 55
       annuity maturity date                                         57
       annuity payout options                                        55
       annuity purchase factors                                      33
       automatic annual reset program                                32
       automatic customized reset program                            32
       automatic investment program                                  82
       AXA Allocation portfolios                                      1
       beneficiary                                                   63
       Beneficiary continuation option (''BCO'')                     65
       business day                                                  82
       cash value                                                    45
       charges for state premium and other applicable taxes          62
       contract date                                                 18
       contract date anniversary                                     18
       contract year                                                 18
       contributions to Roth IRAs                                    76
          regular contributions                                      76
          rollovers and transfers                                    76
          conversion contributions                                   76
       contributions to traditional IRAs                             71
          regular contributions                                      71
          rollovers and direct transfers                             72
       credit                                                        29
       disability, terminal illness or confinement to nursing home   60
       disruptive transfer activity                                  48
       Distribution Charge                                           58
       Earnings enhancement benefit                                  37
       Earnings enhancement benefit charge                           61
       ERISA                                                         62
       fixed-dollar option                                           29
       fixed maturity options                                        26
       Flexible Premium IRA                                           1
       Flexible Premium Roth IRA                                      1
       free look                                                     43
       free withdrawal amount                                        59
       general account                                               81
       general dollar cost averaging                                 28
       guaranteed interest option                                    26
       Guaranteed minimum death benefit                              35
       Guaranteed minimum death benefit and Guaranteed
         minimum income benefit base                                 30
       Guaranteed minimum income benefit                             33
       Guaranteed minimum income benefit and the Roll-Up benefit
         base reset option                                           32


                                                                  PAGE
        Guaranteed minimum income benefit charge                     61
        Guaranteed minimum income benefit ''no lapse guarantee''     45
        Guaranteed withdrawal benefit for life (''GWBL'')            37
        Guaranteed withdrawal benefit for life benefit charge        62
        GWBL benefit base                                            38
        Inherited IRA                                                 1
        investment options                                            1
        Investment simplifier                                        29
        IRA                                                           1
        IRS                                                          68
        lifetime required minimum distribution withdrawals           52
        loan reserve account                                         54
        loans under Rollover TSA                                     54
        market adjusted amount                                       26
        market value adjustment                                      26
        market timing                                                48
        Maturity date annuity payments                               57
        maturity dates                                               26
        maturity value                                               26
        Mortality and expense risks charge                           58
        NQ                                                            1
        one-time reset option                                        32
        Online Account Access                                         8
        partial withdrawals                                          51
        participant                                                  18
        permitted variable investment options                        19
        Portfolio                                                     1
        Principal guarantee benefits                                 41
        processing office                                          1, 8
        QP                                                            1
        rate to maturity                                             26
        rebalancing                                                  49
        Rollover IRA                                                  1
        Rollover TSA                                                  1
        Roth Conversion IRA                                           1
        Roth IRA                                                      1
        SAI                                                           1
        SEC                                                           1
        self-directed allocation                                     27
        Separate Account No. 49                                      80
        Special dollar cost averaging                                27
        Special money market dollar cost averaging                   28
        Spousal continuation                                         64
        standard death benefit                                       31
        substantially equal withdrawals                              51
        systematic withdrawals                                       51
        TOPS                                                          8
        TSA                                                           1
        traditional IRA                                               1
        Trusts                                                    1, 80
        unit                                                         45
        variable investment options                               1, 19
        wire transmittals and electronic applications                82
        withdrawal charge                                            59


                                                     INDEX OF KEY WORDS AND
                                                                    PHRASES  5

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit

guaranteed interest option             Guaranteed Interest Account

Guaranteed withdrawal benefit for life Guaranteed withdrawal benefit

GWBL benefit base                      Guaranteed withdrawal benefit for
                                       life benefit base

Guaranteed annual withdrawal amount    Guaranteed withdrawal benefit for
                                       life Annual withdrawal amount

Excess withdrawal                      Guaranteed withdrawal benefit for
                                       life Excess withdrawal
-----------------------------------------------------------------------------

6   INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company (''AXA Equitable''), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA (''AXA''). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2012. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                      WHO IS AXA EQUITABLE?  7

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT (''TOPS'') AND ONLINE ACCOUNT ACCESS
 SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options (not available through
    Online Account Access);

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only);

..   change your address (not available through TOPS);

..   change your TOPS personal identification number (''PIN'') (through TOPS only) and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as ''market timing'' (see ''Disruptive transfer activity'' in ''Transferring your money among investment options'' later in this Prospectus).
--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer

8   WHO IS AXA EQUITABLE?

service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life (''GWBL'');

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life (''GWBL'') benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life (''GWBL'');

(18)purchase by, or change of ownership to, a non-natural owner;

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20)requests to collaterally assign your NQ contract; and


(21)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts only);

(5)substantially equal withdrawals;


(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                                      WHO IS AXA EQUITABLE?  9

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------


FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumula- tor(R) Elite/SM/, and Accumulator Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the ''Fee table'' and ''Charges and expenses'' later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in ''Contribution amounts'' later in this section and in ''Rules regarding contributions to your contract" in "Appendix X" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.


                                          ACCUMULATOR(R)       ACCUMULATOR(R)       ACCUMULATOR(R)
                     ACCUMULATOR(R)       PLUS/SM/             ELITE/SM/            SELECT/SM/
--------------------------------------------------------------------------------------------------------
Special dollar cost  Yes                  No                   Yes                  No
averaging
--------------------------------------------------------------------------------------------------------
Special money        No                   Yes                  No                   Yes
market dollar cost
averaging
--------------------------------------------------------------------------------------------------------
Credits              No                   Yes                  No                   No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract, which is an Individual Retirement Annuity (IRA)
                            or Tax Sheltered Annuity (TSA), or to fund an employer
                            retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or
                            contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the
                            relative features, benefits and costs of these annuities
                            compared with any other investment that you may use in
                            connection with your retirement plan or arrangement.
                            Depending on your personal situation, the contract's
                            guaranteed benefits may have limited usefulness because of required minimum distributions (''RMDs'').
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT              protection for you during your life once you elect to
                            annuitize the contract.
----------------------------------------------------------------------------------------

10  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL  The Guaranteed withdrawal benefit for life option
BENEFIT FOR LIFE       (''GWBL'') guarantees that you can take withdrawals up to a maximum amount each contract year (your ''Guaranteed annual withdrawal amount'') beginning at age 45 or later.

                       Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to
                       zero (unless it is caused by a withdrawal that exceeds your
                       Guaranteed annual withdrawal amount).
-----------------------------------------------------------------------------------

CONTRIBUTION AMOUNTS   We currently continue to accept contributions to: (i) QP
                       contracts; and (ii) all contracts issued in the state of
                       Florida. Information regarding contributions in this
                       section is for the benefit of contract owners currently
                       eligible to continue making contributions to the contracts.

                       The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. Please see ''How you can contribute to your contract'' under ''Contract features and benefits'' and "Rules regarding contributions to your contract" in "Appendix X" for more information.



                                              ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                           ACCUMULATOR(R)     PLUS/SM/            ELITE/SM/           SELECT/SM/
--------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500/(1)/
--------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
--------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
--------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)/(1)/   $10,000($50)/(1)/   $10,000($50)/(1)/   $25,000($50)/(1)/
--------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
--------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) (''Inherited IRA'')
--------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
--------------------------------------------------------------------------------------------------------
Rollover TSA               $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
--------------------------------------------------------------------------------------------------------
(1)$100 monthly and $300 quarterly under our automatic investment program.
(2)$50 monthly or quarterly under our automatic investment program.

                                .   Maximum contribution limitations apply to all
                                    contracts. For more information, please see ''How you
                                    can contribute to your contract'' in ''Contract
                                    features and benefits'' later in this Prospectus.
                                ------------------------------------------------------------
                                In general, contributions are limited to $1.5 million
                                ($500,000 maximum for owners or annuitants who are age 81
                                and older at contract issue) under all Accumulator(R)
                                Series contracts with the same owner or annuitant. We
                                generally limit aggregate contributions made after the
                                first contract year to 150% of first-year contributions.
                                Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                                including our rights to (i) change minimum and maximum
                                contribution requirements and limitations, and (ii)
                                discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                                contributions and transfers to any of the variable
                                investment options and to limit the number of variable
                                investment options which you may elect. For more
                                information, please see ''How you can contribute to your
                                contract'' in ''Contract features and benefits'' later in
                                this Prospectus.
--------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM  We allocate your contributions to your account value. We
/CONTRACTS ONLY)                allocate a credit to your account value at the same time
                                that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                recovery by us in certain limited circumstances.
--------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY            .   Partial withdrawals
                                .   Several withdrawal options on a periodic basis
                                .   Loans under Rollover TSA contracts (employer or plan
                                    approval required)
                                .   Contract surrender
                                .   Maximum payment plan (only under contracts with GWBL)
                                .   Customized payment plan (only under contracts with GWBL)
                                ------------------------------------------------------------
                                You may incur a withdrawal charge (not applicable to
                                Accumulator(R) Select/SM /contracts) for certain
                                withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals
                                will diminish the value of optional benefits.
--------------------------------------------------------------------------------------------

                       THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES 11

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
                           .   Variable Immediate Annuity payout options (described in
                               a separate prospectus for that option)
                           .   Income Manager(R) payout options (described in a
                               separate prospectus for that option)
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly, semiannually, and
                               annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nurs- ing home (not applicable to Accumulator(R)
                               Select/SM /contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Roll-Up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see ''Fee table'' later in this section for complete details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see ''Rules regarding contributions to your
AGES                       contract" in "Appendix X'' for owner and annuitant issue
                           ages applicable to your contract.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

12  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in ''Charges and expenses'' later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time that you surrender the contract, request special services, if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.


---------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
 TRANSACTIONS
---------------------------------------------------------------------------------------
Maximum withdrawal
charge as a
percentage of
con-tributions
withdrawn (deducted
if you surrender
your contract or
make certain
withdrawals or
apply your cash
value to certain                           ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
payout                    ACCUMULATOR(R)   PLUS/SM/       ELITE/SM/      SELECT/SM/
options)./(1)/            7.00%            8.00%          8.00%          N/A
---------------------------------------------------------------------------------------
  Charge if you
elect a variable
payout option upon
annuitization
(which is described
in a separate
prospectus for that
option)                         $350 (for all Accumulator(R) Series contracts)
---------------------------------------------------------------------------------------

SPECIAL SERVICES CHARGES
Wire transfer charge        Current and Maximum Charge:  $90
Express mail charge         Current and Maximum Charge:  $35
Duplicate contract charge   Current and Maximum Charge:  $35
-------------------------------------------------------------


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------
Maximum annual
  administrative
  charge/(2)/
   If your account     $30
   value on a
   contract date
   anniversary is
   less than
   $50,000/(3)/
   If your account     $0
   value on a
   contract date
   anniversary is
   $50,000 or more
------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY
 NET ASSETS
------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT       ACCUMULATOR(R)   ACCUMULATOR(R)      ACCUMULATOR(R)       ACCUMULATOR(R)
ANNUAL EXPENSES:                        PLUS/SM/            ELITE/SM/            SELECT/SM/
Mortality and
expense risks/(4)/     0.80%            0.95%               1.10%                1.10%
Administrative         0.30%            0.35%               0.30%                0.25%
Distribution           0.20%            0.25%               0.25%                0.35%
                       -----            -----               -----                -----
Total Separate
account annual
expenses               1.30%            1.55%               1.65%                1.70%
------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL
 BENEFITS
------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM
DEATH BENEFIT
CHARGE (Calculated
as a percentage of
the applicable
benefit base.
Deducted
annually/(2) /on
each contract date
anniversary for
which the benefit
is in effect.)
   Standard death      No Charge
   benefit and GWBL
   Standard death
   benefit
   Annual Ratchet      0.25%
   to age 85
   Greater of          0.80%/(5)/
   6 1/2% Roll-Up
   to age 85 or
   Annual Ratchet
   to age 85
   If you elect to     0.95%
   reset this
   benefit base, if
   applicable, we
   reserve the
   right to
   increase your
   charge up to:
------------------------------------------------------------------------------------------------------

                                                                  FEE TABLE  13


   Greater of 6% Roll-Up to age 85 or Annual Ratchet to age    0.65%/(5)/
   85

   If you elect to reset this benefit base, if applicable,     0.80%
   we reserve the right to increase your charge up to:

   Greater of 3% Roll-Up to age 85 or Annual Ratchet to age    0.65%
   85

   GWBL Enhanced death benefit                                 0.30%
-------------------------------------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated as a
percentage of the account value. Deducted annually/(2) /on
each contract date anniversary for which the benefit is in
effect.)

   100% Principal guarantee benefit                            0.50%

   125% Principal guarantee benefit                            0.75%
-------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base. Deducted
annually/(2) /on each contract date anniversary for which
the benefit is in effect.)
If you elect the Guaranteed minimum income benefit that
includes the 6 1/2% Roll-Up benefit base                       0.80%/(5)/

   If you elect to reset this benefit base, we reserve the     1.10%
   right to increase your charge up to:
If you elect the Guaranteed minimum income benefit that
includes the 6% Roll-Up benefit base                           0.65%/(5)/

   If you elect to reset this Roll-Up benefit base, we
   reserve the right to increase your charge up to:            0.95%
-------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated as a
percentage of the account value. Deducted annually/(2) /on
each contract date anniversary for which the benefit is in
effect.)                                                       0.35%
-------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE          0.65% for the Single Life option
(Calculated as a percentage of the GWBL benefit base.          0.80% for the Joint Life option
Deducted annually/(2) /on each contract date anniversary.)
If your GWBL benefit base ratchets, we reserve the right to    0.80% for the Single Life option
increase your charge up to:                                    0.95% for the Joint Life option
Please see ''Guaranteed withdrawal benefit for life (''GWBL'')'' in
''Contract features and benefits'' for more information about this feature, including its benefit base and the Annual Ratchet provision, and
''Guaranteed withdrawal benefit for life benefit charge'' in ''Charges and expenses,'' both later in this Prospectus.
-------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS ONLY
(Calculated and deducted daily as a percentage of the
outstanding loan amount.)                                      2.00%/(6)/
-------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a ''Portfolio'' that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from  Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other
expenses)/(7)/                                                                       0.62%  1.44%


14  FEE TABLE

Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be ''contract year 1'')

                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)       Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%

(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM /contracts, the charges also compensate us for the expense associated with the credit.

(5)We reserve the right to increase this charge if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both ''Guaranteed minimum death benefit charge'' and ''Guaranteed minimum income benefit charge'' in ''Charges and expenses'' later in this Prospectus.

(6)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See ''Loans under Rollover TSA contracts'' later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(7)''Total Annual Portfolio Operating Expenses'' are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the ''Lowest'' represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The ''Highest'' represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6 1/2% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in 2011, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.013%; Accumulator(R) Plus/SM/ 0.009%; Accumulator(R) Elite/SM/ 0.008%; and Accumulator(R) Select/SM/ 0.008%.


The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract). A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

                                                                  FEE TABLE  15

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the examples also assume maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------
                                                                               ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------
                                                                               IF YOU ANNUITIZE AT THE END OF THE
                                                                               APPLICABLE TIME PERIOD AND SELECT A
                                         IF YOU SURRENDER YOUR CONTRACT AT THE NON- LIFE CONTINGENT PERIOD CERTAIN
                                         END OF THE APPLICABLE TIME PERIOD     ANNUITY OPTION WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios     $1,196   $2,122    $3,097    $5,513    N/A      $2,122    $3,097     $5,513
------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios     $1,110   $1,870    $2,688    $4,763    N/A      $1,870    $2,688     $4,763
------------------------------------------------------------------------------------------------------------------------
                                                                               ACCUMULATOR(R) PLUS/SM/
------------------------------------------------------------------------------------------------------------------------
                                                                               IF YOU ANNUITIZE AT THE END OF THE
                                                                               APPLICABLE TIME PERIOD AND SELECT A
                                         IF YOU SURRENDER YOUR CONTRACT AT THE NON-LIFE CONTINGENT PERIOD CERTAIN
                                         END OF THE APPLICABLE TIME PERIOD     ANNUITY OPTION WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios     $1,336   $2,340    $3,389    $5,876    N/A      $2,340    $3,389     $5,876
------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios     $1,247   $2,079    $2,968    $5,113    N/A      $2,079    $2,968     $5,113
------------------------------------------------------------------------------------------------------------------------
                                                                               ACCUMULATOR(R) ELITE/SM/
------------------------------------------------------------------------------------------------------------------------
                                                                               IF YOU ANNUITIZE AT THE END OF THE
                                                                               APPLICABLE TIME PERIOD AND SELECT A
                                         IF YOU SURRENDER YOUR CONTRACT AT THE NON-LIFE CONTINGENT PERIOD CERTAIN
                                         END OF THE APPLICABLE TIME PERIOD     ANNUITY OPTION WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios     $1,332   $2,227    $2,764    $5,809    N/A      $2,227    $2,764     $5,809
------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios     $1,246   $1,977    $2,362    $5,087    N/A      $1,977    $2,362     $5,087
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------

---------------------------------------------------------------------------------


                                         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                         AT THE END OF THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios      $496     $1,522    $2,597     $5,513
---------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios      $410     $1,270    $2,188     $4,763
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------


                                         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                         AT THE END OF THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios      $536     $1,640    $2,789     $5,876
---------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios      $447     $1,379    $2,368     $5,113
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------


                                         IF YOU DO NOT SURRENDER YOUR CONTRACT
                                         AT THE END OF THE APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios      $532     $1,627    $2,764     $5,809
---------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios      $446     $1,377    $2,362     $5,087
---------------------------------------------------------------------------------




                                                                ACCUMULATOR(R) SELECT/SM/
---------------------------------------------------------------------------------------------------
                                                                IF YOU ANNUITIZE AT THE END OF THE
                                                                    APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------
                                                                1 YEAR    3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of the Portfolios   N/A      $1,992  $3,138   $6,201
---------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of the Portfolios   N/A      $1,742  $2,737   $5,483
---------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------
                                                                IF YOU SURRENDER OR DO NOT SURRENDER YOUR CONTRACT
                                                                AT THE END OF THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------
                                                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and expenses of any of the Portfolios   $538       $1,642       $2,788        $5,851
------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and expenses of any of the Portfolios   $452       $1,392       $2,387        $5,133
------------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2011.


16  FEE TABLE

1. Contract features and benefits


--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

Additional contributions may not be permitted in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix X summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.


Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------

We have exercised our right to discontinue acceptance of contributions to the contracts as described above. We reserve the right to further change our current limitations on your contributions and to discontinue acceptance of contributions to the contracts.

--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the ''150% limit''). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
The ''owner'' is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The ''annuitant'' is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under
Section 1035 of the Internal Revenue Code, we permit joint annuitants. We also permit joint annuitants in non-exchange sales if you elect the Guaranteed withdrawal benefit for life on a Joint life basis, and the contract is owned by a non-natural owner. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See ''Inherited IRA beneficiary continuation contract'' later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

                                              CONTRACT FEATURES AND BENEFITS 17

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If GWBL is elected, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit (''GMIB'') or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider ''split-funding'': that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in ''More information'' later in this Prospectus.

--------------------------------------------------------------------------------
The ''contract date'' is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a ''contract year.'' The end of each 12 month period is your ''contract date anniversary.'' For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our ''business day'' is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see ''Dates and prices at which contract events occur.''
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

18  CONTRACT FEATURES AND BENEFITS

If you elect the 100% Principal guarantee benefit, the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the following variable investment options: the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio (''permitted variable investment options'').

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                                              CONTRACT FEATURES AND BENEFITS 19

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the ''sub-advisers'') to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the ''Distributors'') directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. Funds Management Group, LLC, AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/ Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see ''Allocating your contributions'' in ''Contract features and benefits'' for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB, a Principal guarantee benefit, the Guaranteed withdrawal benefit for life or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

You should be aware that having the GMIB,100% Principal guarantee benefit, the Guaranteed withdrawal benefit for life or other guaranteed benefits limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have the GMIB, a Principal guarantee benefit, the Guaranteed withdrawal benefit for life or other guaranteed benefits then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


---------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 SHARES PORTFOLIO NAME    OBJECTIVE                                                 AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION Seeks long-term capital appreciation.                        AXA Equitable Funds Management
                                                                                          Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE          Seeks a high level of current income.                        AXA Equitable Funds Management
  ALLOCATION                                                                              Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS     Seeks current income and growth of capital, with a           AXA Equitable Funds Management
  ALLOCATION              greater emphasis on current income.                             Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION   Seeks long-term capital appreciation and current income.     AXA Equitable Funds Management
                                                                                          Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS         Seeks long-term capital appreciation and current income,     AXA Equitable Funds Management
  ALLOCATION              with a greater emphasis on capital appreciation.                Group, LLC
---------------------------------------------------------------------------------------------------------------------------

20  CONTRACT FEATURES AND BENEFITS

-----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 SHARES PORTFOLIO NAME    OBJECTIVE                                                  AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  EQUITY                  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     ClearBridge Advisors, LLC
                                                                                     GCIC US Ltd.
                                                                                     Legg Mason Capital Management, LLC
                                                                                     Marsico Capital Management, LLC
                                                                                     T. Rowe Price Associates, Inc.
                                                                                     Westfield Capital Management
                                                                                        Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks a balance of high current income and capital appre-  BlackRock Financial Management, Inc.
                          ciation, consistent with a prudent level of risk.          Pacific Investment Management
                                                                                        Company LLC
                                                                                     SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  INTERNATIONAL EQUITY    emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     BlackRock Investment Management, LLC
                                                                                     EARNEST Partners, LLC
                                                                                     J.P. Morgan Investment Management Inc.
                                                                                     Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CORE EQUITY             emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Janus Capital Management, LLC
                                                                                     Thornburg Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  VALUE                   emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Institutional Capital LLC
                                                                                     MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  GROWTH                  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     BlackRock Investment Management, LLC
                                                                                     Franklin Advisers, Inc.
                                                                                     Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  VALUE                   emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     Diamond Hill Capital Management, Inc.
                                                                                     Knightsbridge Asset Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks high total return through a combination of current   Pacific Investment Management
  MULTI-SECTOR BOND       income and capital appreciation.                              Company LLC
                                                                                     Post Advisory Group, LLC
                                                                                     SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------


                                              CONTRACT FEATURES AND BENEFITS 21

------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 SHARES PORTFOLIO NAME     OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks to achieve long-term growth of capital with an        AXA Equitable Funds Management
  GROWTH                   emphasis on risk-adjusted returns and managing volatility      Group, LLC
                           in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                       Lord, Abbett & Co. LLC
                                                                                       Morgan Stanley Investment
                                                                                          Management Inc.
                                                                                       NorthPointe Capital, LLC
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks to achieve long-term growth of capital with an        AXA Equitable Funds Management
  VALUE                    emphasis on risk-adjusted returns and managing volatility      Group, LLC
                           in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                       Franklin Advisory Services, LLC
                                                                                       Horizon Asset Management, LLC
                                                                                       Pacific Global Investment Management
                                                                                          Company
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY    Seeks long-term growth of capital.                          AXA Equitable Funds Management
                                                                                          Group, LLC
                                                                                       RCM Capital Management, LLC
                                                                                       SSgA Funds Management, Inc.
                                                                                       Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN       Seeks to achieve long-term growth of capital.               AllianceBernstein L.P.
  SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL      Seeks to achieve long-term total return with an emphasis    AXA Equitable Funds Management
  CAP VALUE CORE           on risk-adjusted returns and managing volatility in the        Group, LLC
                           Portfolio.                                                  BlackRock Investment Management, LLC
                                                                                       Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE   Seeks to achieve capital appreciation and secondarily,      BlackRock Investment Management, LLC
  EQUITY                   income.
------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS         Seeks a combination of growth and income to achieve an      Boston Advisors, LLC
  EQUITY INCOME            above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY        Seeks to achieve long-term capital appreciation.            Calvert Investment Management Inc.
  RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN        Seeks to achieve long-term growth of capital.               Capital Guardian Trust Company
  RESEARCH
------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX      Seeks to achieve a total return before expenses that ap-    AllianceBernstein L.P.
                           proximates the total return performance of the Russell
                           3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX         Seeks to achieve a total return before expenses that ap-    AXA Equitable Funds Management
                           proximates the total return performance of the Barclays        Group, LLC
                           Intermediate U.S. Government/Credit Index, including re-    SSgA Funds Management, Inc.
                           investment of dividends, at a risk level consistent with
                           that of the Barclays Intermediate U.S. Government/Credit
                           Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE  Seeks to achieve long-term growth of capital.               Davis Selected Advisers, L.P.
------------------------------------------------------------------------------------------------------------------------------


22  CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                     AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX        Seeks to achieve a total return before expenses that ap-      AllianceBernstein L.P.
                           proximates the total return performance of the S&P 500
                           Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS      Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
                           emphasis on risk-adjusted returns and managing volatility        Group, LLC
                           in the Portfolio.                                             BlackRock Capital Management, Inc.
                                                                                         BlackRock Investment Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED  Seeks to maximize income while maintaining prospects          AXA Equitable Funds Management
                           for capital appreciation with an emphasis on risk-adjusted       Group, LLC
                           returns and managing volatility in the Portfolio.             BlackRock Investment Management, LLC
                                                                                         Franklin Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON      Primarily seeks capital appreciation and secondarily seeks    AXA Equitable Funds Management
  ALLOCATION               income.                                                          Group, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND       Seeks to achieve capital appreciation.                        GAMCO Asset Management, Inc.
  ACQUISITIONS
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY     Seeks to maximize capital appreciation.                       GAMCO Asset Management, Inc.
  VALUE
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS        Seeks to achieve capital growth and current income.           AXA Equitable Funds Management
                                                                                            Group, LLC
                                                                                         BlackRock Investment Management, LLC
                                                                                         First International Advisors, LLC
                                                                                         Wells Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR     Seeks to achieve long-term capital appreciation with an       AXA Equitable Funds Management
  EQUITY                   emphasis on risk-adjusted returns and managing volatility        Group, LLC
                           in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                         Morgan Stanley Investment
                                                                                            Management Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE            Seeks to achieve a total return before expenses that ap-      SSgA Funds Management, Inc.
  GOVERNMENT BOND/(1)/     proximates the total return performance of the Barclays
                           Intermediate U.S. Government Bond Index, including re-
                           investment of dividends, at a risk level consistent with
                           that of the Barclays Intermediate U.S. Government Bond
                           Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE      Seeks to achieve long-term growth of capital with an          BlackRock Investment Management, LLC
  PLUS                     emphasis on risk-adjusted returns and managing volatility     Hirayama Investments, LLC
                           in the Portfolio.                                             WHV Investment Management
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY    Seeks to achieve a total return (before expenses) that        AXA Equitable Funds Management
  INDEX                    approximates the total return performance of a composite         Group, LLC
                           index comprised of 40% Dow Jones EURO STOXX 50                AllianceBernstein L.P.
                           Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10%
                           S&P/ASX 200 Index, including reinvestment of dividends,
                           at a risk level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE     Seeks to provide current income and long-term growth of       AXA Equitable Funds Management
  PLUS                     income, accompanied by growth of capital with an                 Group, LLC
                           emphasis on risk-adjusted returns and managing volatility     BlackRock Investment Management, LLC
                           in the Portfolio.                                             Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE          Seeks to achieve long-term capital appreciation.              J.P. Morgan Investment Management
  OPPORTUNITIES                                                                             Inc.
--------------------------------------------------------------------------------------------------------------------------------


                                              CONTRACT FEATURES AND BENEFITS 23

-------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS                                                                INVESTMENT MANAGER (OR SUB-ADVISER(S),
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                    AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS     Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
                           emphasis on risk-adjusted returns and managing volatility       Group, LLC
                           in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                        Institutional Capital LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX  Seeks to achieve a total return before expenses that ap-     AllianceBernstein L.P.
                           proximates the total return performance of the Russell
                           1000 Growth Index, including reinvestment of dividends
                           at a risk level consistent with that of the Russell 1000
                           Growth Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS   Seeks to provide long-term capital growth with an            AXA Equitable Funds Management
                           emphasis on risk-adjusted returns and managing volatility       Group, LLC
                           in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                        Marsico Capital Management, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX   Seeks to achieve a total return before expenses that ap-     SSgA Funds Management, Inc.
                           proximates the total return performance of the Russell
                           1000 Value Index, including reinvestment of dividends, at
                           a risk level consistent with that of the Russell 1000 Value
                           Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS    Seeks to achieve long-term growth of capital with an         AllianceBernstein L.P.
                           emphasis on risk-adjusted returns and managing volatility    AXA Equitable Funds Management
                           in the Portfolio.                                               Group, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP   Seeks to achieve capital appreciation and growth of in-      Lord, Abbett & Co. LLC
  CORE                     come with reasonable risk.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL       Seeks to achieve capital appreciation.                       Massachusetts Financial Services
  GROWTH                                                                                   Company which operates under the
                                                                                           name of MFS Investment Management
-------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX           Seeks to achieve a total return before expenses that ap-     SSgA Funds Management, Inc.
                           proximates the total return performance of the S&P Mid
                           Cap 400 Index, including reinvestment of dividends, at a
                           risk level consistent with that of the S&P Mid Cap 400
                           Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS      Seeks to achieve long-term capital appreciation with an      AXA Equitable Funds Management
                           emphasis on risk adjusted returns and managing volatility       Group, LLC
                           in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                        Wellington Management Company, LLP
-------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET            Seeks to obtain a high level of current income, preserve     The Dreyfus Corporation
                           its assets and maintain liquidity.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL       Seeks to achieve capital appreciation.                       Montag & Caldwell, LLC
  GROWTH
-------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID      Seeks to achieve capital growth.                             Morgan Stanley Investment
  CAP GROWTH                                                                               Management Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP        Seeks to achieve capital appreciation, which may             AXA Equitable Funds Management
  EQUITY                   occasionally be short-term, with an emphasis on risk ad-        Group, LLC
                           justed returns and managing volatility in the Portfolio.     Franklin Mutual Advisers, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL      Seeks to achieve capital appreciation.                       OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND  Seeks to generate a return in excess of traditional money    Pacific Investment Management
                           market products while maintaining an emphasis on pres-          Company, LLC
                           ervation of capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------------


24  CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST CLASS                                                               INVESTMENT MANAGER (OR SUB-ADVISER(S),
 IB SHARES PORTFOLIO NAME  OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS       Seeks to achieve high current income consistent with        AllianceBernstein L.P.
                           moderate risk to capital.                                   AXA Equitable Funds Management
                                                                                          Group, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX     Seeks to replicate as closely as possible (before the de-   AllianceBernstein L.P.
                           duction of Portfolio expenses) the total return of the Rus-
                           sell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH    Seeks to achieve long-term capital appreciation and sec-    T. Rowe Price Associates, Inc.
  STOCK                    ondarily, income.
------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL        Seeks to achieve long-term capital growth with an           AXA Equitable Funds Management
  EQUITY                   emphasis on risk adjusted returns and managing volatility      Group, LLC
                           in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                       Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME   Seeks to achieve total return through capital appreciation  UBS Global Asset Management
                           with income as a secondary consideration.                      (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK     Seeks to achieve capital growth and income.                 Invesco Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA       Seeks to achieve long-term capital growth.                  Wells Capital Management, Inc.
  GROWTH
------------------------------------------------------------------------------------------------------------------------------



(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                                              CONTRACT FEATURES AND BENEFITS 25

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under ''More information'' later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2012 is 1.50%, 2.75% or 3.00%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See ''Transferring your money among the investment options'' later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures (''rate to maturity''). The total amount you allocate to and accumulate in each fixed maturity option is called the ''fixed maturity amount.'' The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's ''maturity value.'' Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your ''market adjusted amount.''

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See ''Allocating your contributions'' below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in ''Allocating your contributions'' would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (for all contracts except Accumulator(R) Select/SM/, there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2012, the next available maturity date was February 15, 2019. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in

26  CONTRACT FEATURES AND BENEFITS
that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in ''More information'' later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as ''enhanced rate dollar cost averaging.''

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed

                                              CONTRACT FEATURES AND BENEFITS 27
withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12-month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value

28  CONTRACT FEATURES AND BENEFITS
transferred from that option to the other variable investment options. See Appendix VII later in this Prospectus for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you have elected a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, general dollar cost averaging is not available.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under ''Transferring your account value'' in ''Transferring your money among investment options'' later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our rights to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                              -------------------

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See ''Transferring your money among investment options'' later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base'' below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VII later in this Prospectus for more information on state availability. You may only participate in one dollar cost averaging program at a time.

CREDITS (for Accumulator(R) Plus/SM/ contracts only)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

                                              CONTRACT FEATURES AND BENEFITS 29

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
                   Less than $500,000                  4%
               -------------------------------------------------
                   $500,000-$999,999.99               4.5%
               -------------------------------------------------
                   $1 million or more                  5%
               -------------------------------------------------

The percentage of the credit is based on your total first year total contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the ''Expected First Year Contribution Amount'') and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

 . For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

 . For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percent- age applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

 . If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

 . The ''Indication of intent'' approach to first year contributions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see ''Your right to cancel within a certain number of days'' later in this Prospectus)/(1)/

..   If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See ''Charges and expenses'' later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ''Guaranteed withdrawal benefit for life (''GWBL'')'' later in this section.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your ''benefit base'') are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this

30  CONTRACT FEATURES AND BENEFITS
section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also ''Guaranteed minimum income benefit'' and ''Guaranteed minimum death benefit'' below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

6 1/2% (OR 6%, IF APPLICABLE) ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

The effective annual roll-up rate credited to this benefit base is:

..   6 1/2% (or 6%, if applicable) with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite/SM /contracts only); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

..   3% with respect to the EQ/Money Market variable investment option, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

Please see ''Our administrative procedures for calculating your Roll-Up benefit base following a transfer'' later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher Roll-Up rate (4-6.5%) and investment options with a lower Roll-Up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 61/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                     -or-

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                     -or-

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

GREATER OF 6 1/2% (OR 6% IF APPLICABLE) ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see '' Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

3% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 3% ROLL-UP TO AGE 85 OR THE
ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

                                              CONTRACT FEATURES AND BENEFITS 31

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus. The amount of any withdrawal charge is described under ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to the benefit base is 3%.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

GREATER OF 3% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 3% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT AND THE ROLL-UP BENEFIT BASE RESET. You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you elect the Guaranteed minimum income benefit without the Greater of 6 1/2% (or 6% if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, you may reset its Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75 AND your investment option choices will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the ''Greater of enhanced death benefit''), you will be eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, and your investment options will not be restricted. If you elect both options, they are not available with different Roll-Up benefit bases: each option must include either the 6 1/2% Roll-Up or 6% Roll-Up benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- resets your Roll-Up benefit base on a single contract date anniversary.
AUTOMATIC ANNUAL RESET PROGRAM -- automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see ''How to reach us'' earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary. If after your death your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75.

If you elect to reset your Roll-Up benefit base on any contract date anniversary, we may increase the charge for the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both ''Guaranteed minimum death benefit charge'' and ''Guaranteed minimum income benefit charge'' in ''Charges and expenses'' later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See ''Exercise rules'' under ''Guaranteed minimum income benefit'' below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will

    CONTRACT FEATURES AND
32  BENEFITS
lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See ''Charges and expenses'' in the Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6 1/2% (or 6%) of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6 1/2% (or 6%) threshold. See ''Lifetime required minimum distribution withdrawals'' and ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' in ''Accessing your money.'' Also, see ''Required minimum distributions'' under ''Individual retirement arrangements (IRAs)'' in ''Tax information'' and Appendix II -- ''Purchase considerations for QP Contracts'' as well as Appendix IX --''Tax-sheltered annuity contracts (TSAs)'' later in this Prospectus.

If you elect both a ''Greater of'' enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under ''Guaranteed minimum income benefit'' below and annuity payout options are discussed under ''Your annuity payout options'' in ''Accessing your money'' later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

Subject to state availability (see Appendix VII later in this Prospectus), you may elect one of the following:

..   The Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base.

..   The Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

Both options include the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 75. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' earlier in this section.

If you elect the Guaranteed minimum income benefit with a ''Greater of'' death benefit, you can choose between one of the following two combinations:

..   the Greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

..   the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you elect the Guaranteed minimum income benefit without the Greater of the 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under ''Guaranteed minimum income benefit charge'' in ''Charges and expenses'' later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit. If you elect both the Guaranteed minimum income benefit and a ''Greater of'' enhanced death benefit, the Roll-Up rate you elect must be the same for both features.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See ''Owner and annuitant requirements'' earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information,'' later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed

                                              CONTRACT FEATURES AND BENEFITS 33
payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

---------------------------------------------
              LEVEL PAYMENTS
---------------------------------------------
OWNER'S AGE AT EXERCISE  PERIOD CERTAIN YEARS
---------------------------------------------

    80 and younger                10

          81                      9

          82                      8

          83                      7

          84                      6

          85                      5
---------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see ''Your annuity payout options'' in ''Accessing your money'' later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see ''Exercise of Guaranteed minimum income benefit'' below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT ''NO LAPSE GUARANTEE''. In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your aggregate withdrawals during any contract year exceed 6 1/2% (or
    6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6 1/2% (or 6%, applicable) of your Roll-Up benefit base at the beginning of the contract year.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Money Market variable investment option, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.

-------------------------------------------------
                            GUARANTEED MINIMUM
    CONTRACT DATE        INCOME BENEFIT -- ANNUAL
ANNIVERSARY AT EXERCISE  INCOME PAYABLE FOR LIFE
-------------------------------------------------

          10                     $10,065

          15                     $15,266
-------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract

34  CONTRACT FEATURES AND BENEFITS
date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See ''Accessing your money'' under ''Withdrawing your account value'' later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii)if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)Since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the GMIB benefit amount and account value, and make a withdrawal from the contract if necessary. See ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' later in this Prospectus.

(v)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a roll- over of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day time- frame following the contract date anniversary in order for you to be eligible to exercise;

(vi)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vii)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(viii)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or
      (b) as a single life benefit paid on the basis of the older owner's age;
      and

(ix)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See ''Effect of the owner's death'' under ''Payment of death benefit'' later in this Prospectus for more information.

Please see both ''Insufficient account value'' in ''Determining your contract's value'' and ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus for more information on these guaranteed benefits.

GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see ''Guaranteed withdrawal benefit for life (''GWBL'')'' later in this section.

                                              CONTRACT FEATURES AND BENEFITS 35

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, the standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 81 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See ''Payment of death benefit'' later in this Prospectus for more information.

Any of the enhanced death benefits (other than the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. There is no additional charge for the standard death benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VII later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits:

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts; 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; 0 through 70 at issue for Inherited IRA contracts; and 20 through 75 at issue of QP contracts (20 through 70 at issue for Accumulator(R) Plus/SM/ QP contracts.

..   ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 76 through 80 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts.

..   THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 is not available for QP, Flexible Premium IRA, and Inherited IRA contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base.'' Once you have made your enhanced death benefit election, you may not change it.

As discussed earlier in this Prospectus, you can elect a ''Greater of'' enhanced death benefit with a corresponding Guaranteed minimum income benefit. You can elect one of the following two combinations:

..   the Greater of 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, or

..   the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85
    enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you purchase a ''Greater of'' enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you purchase a ''Greater of'' enhanced death benefit without the Guaranteed minimum income benefit, no reset is available. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' earlier in this section.

Please see both ''Insufficient account value'' in ''Determining your contract's value'' and ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' in ''Accessing your money'' and the section entitled ''Charges and expenses'' later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See ''Owner and annuitant requirements'' earlier in this section.

36  CONTRACT FEATURES AND BENEFITS

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VII later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of ''Tax information'' later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information,'' later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) ''Net contributions'' are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. ''Net contributions'' are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in ''net contributions''); and
(ii) ''Death benefit'' is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement death benefit is calculated, please see Appendix VI.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See ''Spousal continuation'' in ''Payment of death benefit'' later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE (''GWBL'')

For an additional charge, the Guaranteed withdrawal benefit for life (''GWBL'') guarantees that you can take withdrawals up to a maximum amount per year (your ''Guaranteed annual withdrawal amount''). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits, described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit.

                                              CONTRACT FEATURES AND BENEFITS 37

See ''Accessing your money'' later in this Prospectus. Your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) EliteSM contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. Our general dollar cost averaging program is not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See ''What are your investment options under the contract?'' earlier in this section.

You may buy this benefit on a single life (''Single life'') or a joint life (''Joint life'') basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner.

For Joint life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint life basis.

Joint life QP and TSA contracts are not permitted in connection with the benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See ''Owner and annuitant requirements'' earlier in this section.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see ''Guaranteed withdrawal benefit for life benefit charge'' in ''Charges and expenses'' later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see ''Effect of Excess withdrawals'' below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date;

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

..   You plan to use it for withdrawals prior to age 59 1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions (''RMDs'') without losing the value of the GWBL benefit, provided you comply with the conditions described under ''Lifetime required minimum distribution withdrawals'' in ''Accessing your money'' later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL benefit base increases by any subsequent contributions.

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under ''Annual Ratchet'' and ''7% deferral bonus.''

..   Your GWBL benefit base may be increased by the 200% Initial GWBL benefit base guarantee, as described later in this section.

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount (''Excess withdrawal''). See ''Effect of Excess withdrawals'' below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage (''Applicable percentage'') is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the younger owner or successor owner at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under ''Annual ratchet,'' on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

-----------------------------------
 AGE          APPLICABLE PERCENTAGE
-----------------------------------
45-59                 4.0%

60-75                 5.0%

76-85                 6.0%

86 and older          7.0%
-----------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under ''Effect of Excess withdrawals'' and ''Subsequent contributions.'' The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

38  CONTRACT FEATURES AND BENEFITS

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

..   The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See ''Insufficient account value'' in ''Determining your contract's value'' later in this Prospectus.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see ''Lifetime required minimum distribution withdrawals'' in ''Accessing your money'' later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see ''Guaranteed withdrawal benefit for life benefit charge'' in ''Charges and expenses'' later in this Prospectus.

7% DEFERRAL BONUS

At no additional charge, in each contract year in which you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 7% of your total contributions. This 7% deferral bonus is applicable for the life of the contract, subject to certain restrictions.

We will apply the 7% deferral bonus to your GWBL benefit base on each contract date anniversary until you make a withdrawal from your contract. In a contract year following an Annual Ratchet (described above), the deferral bonus will be applied to your GWBL benefit base on each contract date anniversary until you make a withdrawal. However, no deferral bonus is applied on a contract date anniversary on which an Annual Ratchet occurs.

Once you make a withdrawal, we will not apply the deferral bonus in future years unless you meet one of the exceptions that would allow you to continue to receive the deferral bonus. Those exceptions are described as follows:

..   You are eligible to receive the 7% deferral bonus for any of your first ten contract years that you have not taken a withdrawal, even if you had taken a withdrawal in a prior year. For example, if you take your first withdrawal in the second contract year, you are still eligible to receive the deferral bonus in contract years three through ten. The deferral bonus is not applied in the contract year in which a withdrawal was made.

                                              CONTRACT FEATURES AND BENEFITS 39

..   You are eligible to receive the 7% deferral bonus to your GWBL Benefit Base on a contract date anniversary during the ten years following an Annual Ratchet, as long as no withdrawal is made in the same contract year. If a withdrawal is made during this ten-year period, no deferral bonus is applied in the contract year in which the withdrawal was made.

If the Annual Ratchet occurs on any contract date anniversary, for the next and subsequent contract years, the deferral bonus will be 7% of the most recent ratcheted GWBL benefit base, plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 7% deferral bonus will be calculated using the reset GWBL benefit base, plus any applicable contributions. The 7% deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a 7% deferral bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base but, as this adjustment is the result of the 7% deferral bonus rather than the Annual Ratchet, a new ten-year period, as described above, is not started by this adjustment to the GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 7% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 7% deferral bonus will still apply.

MATURITY DATE. The last deferral bonus will be applicable on the contract's maturity date. (See ''Annuity maturity date'' under ''Accessing your money'' later in this Prospectus.)

200% INITIAL GWBL BENEFIT BASE GUARANTEE

If you have not taken a withdrawal from the contract before the later of
(i) the tenth contract date anniversary, or (ii) the contract date anniversary following the owner's (or younger joint life's) attained age 70, the GWBL Benefit base will be increased to equal 200% of contributions made to the contract during the first 90 days, plus 100% of any subsequent contributions received after the first 90 days. There will be no increase if your GWBL benefit base already exceeds this initial GWBL Benefit base guarantee. This is the only time that this special increase to the GWBL Benefit base is available. However, you will continue to be eligible for the 7% deferral bonuses following this onetime increase.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus/SM/ contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL Enhanced death benefit base increases by any subsequent contribution;

..   Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by any 7% deferral bonus, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by the onetime 200% Initial
    GWBL Benefit base guarantee, if applicable; and

..   Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

The death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see ''Withdrawal charge'' in ''Charges and expenses'' later in this Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if

40  CONTRACT FEATURES AND BENEFITS
   applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   No subsequent contributions will be permitted.

..   If you were taking withdrawals through the ''Maximum payment plan,'' we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the ''Customized payment plan'' or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

..   The charge for the Guaranteed withdrawal benefit for life and the GWBL
    Enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in ''Charges and expenses'' later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See ''Effect of Excess withdrawals'' above in this section and ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2. See ''Tax information'' later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See ''How withdrawals are taken from your account value'' and ''How withdrawals affect your Guaranteed minimum death benefit'' in ''Accessing your money'' later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   For IRA, QP and TSA contracts, if you have to take a required minimum distribution (''RMD'') and it is your first withdrawal under the contract, the RMD will be considered your ''first withdrawal'' for the purposes of establishing your GWBL Applicable percentage.

..   If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving same-gender spouse or partner. You should consult with your tax adviser for more information on this subject.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit (''PGB'').

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/

                                              CONTRACT FEATURES AND BENEFITS 41
contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the permitted variable investment options. See ''What are your investment options under the contract?'' earlier in this section.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts) and the AXA Moderate Allocation Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) (''benefit maturity date''), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See ''Owner and annuitant requirements'' earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See ''Tax information'' later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See ''Transfers of ownership, collateral assignments, loans and borrowing'' in ''More information'' later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See ''Non-spousal joint owner contract continuation'' in ''Payment of death benefit'' later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See ''Payment of death benefit'' later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see ''Charges and expenses'' later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts only)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected (''original IRA'') while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under ''Tax information.'' The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the ''5-year rule.'' See ''Beneficiary continuation option for IRA and Roth IRA contracts'' under ''Beneficiary continuation option'' in ''Payment of death benefit'' later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans (''Applicable Plan(s)''). In this discussion, unless otherwise indicated, references to ''deceased owner''

42  CONTRACT FEATURES AND BENEFITS
include ''deceased plan participant''; references to ''original IRA'' include ''the deceased plan participant's interest or benefit under the Applicable Plan'', and references to ''individual beneficiary of a traditional IRA'' include ''individual non-spousal beneficiary under an Applicable Plan.''

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, ''you'' refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.


..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.


..   The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a ''see-through trust,'' the oldest beneficiary of the trust will be the annuitant.

..   An inherited IRA beneficiary continuation contract is not available for owners over age 70.


..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.


..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

..   You may make transfers among the investment options.


..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in ''Charges and expenses'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.


..   The Guaranteed minimum income benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this ''free look'' period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

                                              CONTRACT FEATURES AND BENEFITS 43

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct),
(ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see ''Tax information'' later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see ''Surrendering your contract to receive its cash value,'' later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see ''Tax information'' later in this Prospectus.

44  CONTRACT FEATURES AND BENEFITS

2. Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your ''account value'' is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a ''cash value.'' At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see ''Surrendering your contract to receive its cash value'' in ''Accessing your money'' later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by ''units.'' The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM /contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING (For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see ''Contract features and benefits'' earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

                                           DETERMINING YOUR CONTRACT'S VALUE 45

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See ''Contract features and benefits'' earlier in this Prospectus.

46  DETERMINING YOUR CONTRACT'S VALUE

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM /contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM /and Accumulator(R) Select/SM /contracts).

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

..   If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

..   For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM /and Accumulator(R)
    Select/SM /contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the ''Disruptive transfer activity'' section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under ''Allocating your contributions'' in ''Contract features and benefits'' earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentages of your current account value to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see ''Allocating your contributions'' in ''Contract features and benefits'' for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

As explained under ''6 1/2% (or 6%, if applicable) Roll-Up to age 85 the Greater of 6% Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit, the Greater of 6 1/2 Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)'' earlier in the Prospectus, the higher Roll-Up rate (6.5% or 6%, or 4% in Washington) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower Roll-Up rate (3%) applies with respect to the EQ/Money Market option (except amounts allocated to the account for special money market dollar cost averaging, if available), the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (the ''lower Roll-Up rate options''). The other investment options, to which the higher rate applies, are referred to as the ''higher Roll-Up rate options''. For more information about the roll-up rate applicable in Washington, see Appendix VII.

Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% or 6 1/2% and the other portion that is rolling up at 3%. If you transfer account value from a 6% or 6 1/2% option to a 3% option, all or a portion of your benefit base will transfer from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Similarly, if you transfer

                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 47
account value from a 3% option to a 6% or 6 1/2% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% or 6 1/2% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 6% or 6 1/2% roll-up rate that is being transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 6% or 6 1/2% investment options, and your benefit base is $40,000 and is all rolling up at 6% or 6 1/2% , and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% or 6 1/2% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% or 6 1/2% and $20,000 will roll-up at 3%. In this example , the amount of your Roll-up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% or 6 1/2% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% or 6 1/2% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% or 6 1/2% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% or 6 1/2% is less than the dollar amount of your transfer to a 6% or 6 1/2% investment option.

If you elected a guaranteed death benefit that is available with a 3% Roll-Up benefit base only, your benefit base will not be impacted by transfers among investment options.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional ''market timing'' organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the ''trusts''). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an ''unaffiliated trust''). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us

48 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a)the percentage you want invested in each investment option (whole percentages only), and

   (b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date. If you elect quarterly rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See ''How to reach us'' in ''Who is AXA Equitable?'' earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in ''Transferring your account value'' earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contract owners, special money market dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 49

4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus and ''How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits'' and ''How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit'' below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


---------------------------------------------------------------------------------------------------------
                                          METHOD OF WITHDRAWAL
---------------------------------------------------------------------------------------------------------
                                                              AUTO-
                                                              MATIC                   PRE-AGE   LIFETIME
                                                             PAYMENT                   59 1/2   REQUIRED
                                                              PLANS                     SUB-     MINIMUM
                                                              (GWBL          SYSTEM- STANTIALLY DISTRIBU-
 CONTRACT/(1)/                                                ONLY)  PARTIAL  ATIC     EQUAL      TION
---------------------------------------------------------------------------------------------------------
NQ                                                             Yes     Yes     Yes      No        No
---------------------------------------------------------------------------------------------------------
Rollover IRA                                                   Yes     Yes     Yes      Yes       Yes
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA                                           Yes     Yes     Yes      Yes       Yes
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA                                            Yes     Yes     Yes      Yes       No
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA                                      Yes     Yes     Yes      Yes       No
---------------------------------------------------------------------------------------------------------
Inherited IRA                                                  No      Yes     No       No        /(2)/
---------------------------------------------------------------------------------------------------------
QP/(3)/                                                        Yes     Yes     No       No        No
---------------------------------------------------------------------------------------------------------
Rollover TSA/(4)/                                              Yes     Yes     Yes      No        Yes
---------------------------------------------------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See ''Inherited IRA beneficiary continuation contract'' in ''Contract features and benefits'' earlier in this Prospectus.

(3)All payments are made to the plan trust as the owner of the contract. See ''Appendix II: Purchase considerations for QP contracts'' later in this Prospectus.

(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- ''Tax Sheltered Annuity contracts (TSAs)'' later in this Prospectus.

--------------------------------------------------------------------------------

All requests for withdrawals must be made on a specific form that we provide. Please see ''How to reach us'' under ''Who is AXA Equitable?'' earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See ''Effect of Excess withdrawals'' in ''Contract features and benefits'' earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing


50  ACCESSING YOUR MONEY
this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select/SM/, partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see ''10% free withdrawal amount'' in ''Charges and expenses'' later in this Prospectus. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our ''substantially equal withdrawals option'' to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as ''72(t) exception withdrawals''. See ''Tax information'' later in this Prospectus. We use one of the IRS-approved

                                                       ACCESSING YOUR MONEY  51
methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or
(iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see ''10% free withdrawal amount'' in ''Charges and expenses'' later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(Rollover IRA, Flexible Premium IRA and Rollover TSA contracts only -- See ''Tax information'' and Appendix IX later in this Prospectus)

We offer our ''automatic required minimum distribution (RMD) service'' to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to ''Tax information'' and Appendix IX later in this Prospectus.

This service is not available under qualified plan contracts.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you 1/ not before that reach age 70 1/2 (if you have begun your annuity before that payments time).
--------------------------------------------------------------------------------


We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See ''Effect of Excess withdrawals'' in ''Contract features and benefits'' earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that

52  ACCESSING YOUR MONEY
partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6 1/2% (or 6%, if applicable) of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See ''Guaranteed minimum income benefit and the Roll-Up benefit base reset'' in ''Contract features and benefits'' earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see ''Withdrawal charge'' later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6 1/2% (or 6% or 3%, as applicable) or less of the 6 1/2% (or 6% or 3%, as applicable) Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6 1/2% (or 6% or 3%, as applicable) of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6 1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see ''Effect of Excess withdrawals'' and ''Other important considerations'' under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

Your GWBL Standard death benefit base is reduced by any withdrawal on a pro rata basis.

Your GWBL Enhanced death benefit base is reduced on a dollar-for- dollar basis by any withdrawal up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual

                                                       ACCESSING YOUR MONEY  53
withdrawal amount, your GWBL Enhanced death benefit base will be reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see ''Withdrawal charge'' later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) SelectSM contracts.

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See ''Surrendering your contract to receive its cash value'' below. For the tax consequences of withdrawals, see ''Tax information'' later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus. Please also see ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits,'' earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our ''automatic required minimum distribution (RMD) service'' or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, See Appendix IX for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the ''loan reserve account.'' Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. If such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

54  ACCESSING YOUR MONEY

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see ''Effect of your account value falling to zero'' in ''Contract features and benefits'' earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6 1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see ''Insufficient account value'' in ''Determining your contract's value'' and ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See ''Your annuity payout options'' below. For the tax consequences of surrenders, see ''Tax information'' later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see ''Partial Annuitization'' below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's ''maturity date.'' This is called annuitization. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental annuity payout contract (''payout option'') that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VII later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see ''Guaranteed minimum income benefit'' in ''Contract features and benefits'' earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus for further information.

                                                       ACCESSING YOUR MONEY  55

------------------------------------------------------------------
Fixed annuity payout options      Life annuity
                                  Life annuity with period certain
                                  Life annuity with refund certain
                                  Period certain annuity
------------------------------------------------------------------
Variable Immediate Annuity        Life annuity
  payout options                  Life annuity with period certain
------------------------------------------------------------------
Income Manager(R) payout options  Life annuity with period certain
  (available for owners and       Period certain annuity
  annuitants age 83 or less at
  contract issue)
------------------------------------------------------------------

..   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time (''period certain''), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see ''Tax information'' later in this Prospectus.

The Income Manager(R) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION
(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain

56  ACCESSING YOUR MONEY
payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be ''contract year 1.''


PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity pay- out, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See ''How withdrawals are taken from your account value'' earlier in this section and also the discussion of ''Partial Annuitization'' in ''Tax Information'' for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

Except with respect to the Income Manager(R), where payments are made on the 15th day of the month, you can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite/SM/ or Accumulator(R) Select/SM/ contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus/SM/ contract date. Please see Appendix VII later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at anytime. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) payout option is chosen.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically.

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in ''Contract features and benefits'' under ''Guaranteed withdrawal benefit for life (''GWBL''),'' these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your ''minimum death benefit.'' If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced dollar-for-dollar by each payment, if it is based on the value of the enhanced death benefit, or it will be reduced pro rata by each payment, if it is based on the value of the standard death benefit. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.

                                                       ACCESSING YOUR MONEY  57

5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM /contracts).

..   On each contract date anniversary -- a charge for each optional benefit that you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See ''Group or sponsored arrangements'' later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                           0.80%

   Accumulator(R) Plus/SM/:                                  0.95%

   Accumulator(R) Elite/SM/:                                 1.10%

   Accumulator(R) Select/SM/:                                1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus/SM /contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                           0.30%

   Accumulator(R) Plus/SM/:                                  0.35%

   Accumulator(R) Elite/SM/:                                 0.30%

   Accumulator(R) Select/SM/:                                0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):                                           0.20%

   Accumulator(R) Plus/SM/:                                  0.25%

   Accumulator(R) Elite/SM/:                                 0.25%

   Accumulator(R) Select/SM/:                                0.35%

58  CHARGES AND EXPENSES

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.


WITHDRAWAL CHARGE

(For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts only )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. For more information about the withdrawal charge if you select an annuity payout option, see ''Your annuity payout options -- The amount applied to purchase an annuity payout option'' in ''Accessing your money'' earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see ''Credits'' in ''Contract features and benefits'' earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

------------------------------------------------------------------------------------------------------------
                        WITHDRAWAL CHARGE AS A % OF CONTRIBUTION CONTRACT YEAR
------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8      9+
------------------------------------------------------------------------------------------------------------
Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
------------------------------------------------------------------------------------------------------------
Accumulator(R) Plus/SM/                                      8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
------------------------------------------------------------------------------------------------------------
Accumulator(R) Elite/SM/                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --
------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as ''contract year 1,'' and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See ''Tax information'' later in this Prospectus.

Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see ''Guaranteed minimum death benefit and Guaranteed minimum income benefit base'' and ''How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit'' earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal

                                                       CHARGES AND EXPENSES  59
charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6 1/2% (or 6%, if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6 1/2% (or 6%, if applicable) of the beginning of contract year 6 1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If you are age 76-80 at issue and elected the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, this waiver applies to withdrawals up to 3% of the beginning of the contract year 3% Roll-Up to age 85 benefit base. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this enhanced death benefit up to a maximum of 0.95% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this enhanced death benefit up to a maximum of 0.80% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 3% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

60  CHARGES AND EXPENSES

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first.

If you elect the Guaranteed minimum income benefit that includes the 6 1/2% Roll-Up benefit base, the charge is equal to 0.80% of the applicable benefit base on the contract date anniversary. If you elect the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base, the charge is equal to 0.65% of the applicable benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.10% for the benefit that includes the 6 1/2% Roll-Up benefit base or 0.95% for the benefit that includes the 6% Roll-Up benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under ''Insufficient account value'' in ''Determining your contract's value'' earlier in this Prospectus.

                                                       CHARGES AND EXPENSES  61

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life (''GWBL''), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.65%. If you elect the Joint Life option, the charge is equal to 0.80%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we reserve the right to raise the charge at the time of an Annual Ratchet. The maximum charge for the Single Life option is 0.80%. The maximum charge for the Joint Life option is 0.95%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint life.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the ''underlying portfolios''). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 (''ERISA'') or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

62  CHARGES AND EXPENSES

6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Roll-over TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

--------------------------------------------------------------------------------
When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms Owner and Successor Owner are intended to be references to Annuitant and Joint Annuitant, respectively, if the contract has a non-natural owner.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option (''BCO''). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the ''Spousal continuation'' feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under ''Non-spousal joint owner contract continuation.'' If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner under ''Spousal continuation'' or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the ''5-year rule''). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if

                                                   PAYMENT OF DEATH BENEFIT  63
payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM /contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contract owners.

..   The applicable Guaranteed minimum death benefit option may continue as follows:

   -- If you elected either the Annual Ratchet to age 85 or the Greater of 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and if your surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.


   -- If you elected the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and your surviving spouse is age 80 or younger at the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday. If you were age 85 or older at death, we will reinstate the enhanced death benefit you elected. The benefit base (which had been previously frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday.


64  PAYMENT OF DEATH BENEFIT

   -- If you elected either the Annual Ratchet to age 85 or the Greater of the 6 1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued. If you elected the Greater of the 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is 81 or older, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

   -- For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See ''Guaranteed minimum income benefit'' in ''Contract features and benefits'' earlier in this Prospectus.

..   If you elect the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments

                                                   PAYMENT OF DEATH BENEFIT  65
must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in ''Tax information'' under ''Individual retirement arrangements
(IRAs),'' the beneficiary may choose the ''5-year rule'' option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, ''beneficiary'' refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as ''scheduled payments.'' The beneficiary may choose the ''5-year rule'' instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the ''5-year rule,'' withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your benefi-

66  PAYMENT OF DEATH BENEFIT
   ciary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM /contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the ''Withdrawal charges'' in ''Charges and expenses'' earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM /contracts.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                                                   PAYMENT OF DEATH BENEFIT  67

7. Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"), Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES


Taxpayers with incomes over $250,000 should consider the 3.8% Medicare tax on investment income (including, for this purpose, income from NQ contracts) which will be effective after December 31, 2012.


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial Annuitization" below.


68  TAX INFORMATION

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in ''Contract features and benefits'' earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.

TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

..   the owner and the annuitant are the same under the source con- tract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.


In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care



                                                            TAX INFORMATION  69
contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).


The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.


Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see ''Payment of death benefit'' earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments for your life
    (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

''IRA'' stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (''Individual Retirement Arrangements
(IRAs)''). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).


70  TAX INFORMATION

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under ''Charges and expenses'' earlier in this Prospectus. We describe the method of calculating payments under ''Accessing your money'' earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in ''Your right to cancel within a certain number of days'' under ''Contract features and benefits'' earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

..   ''regular'' contributions out of earned income or compensation; or

..   tax-free ''rollover'' contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    (''direct transfers'').

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be ''regular'' contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The ''maximum regular contribution amount'' for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional ''catch-up contributions'' of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of ''earned income'' to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, ''Individual Retirement Arrangements
(IRAs)'' which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules


                                                            TAX INFORMATION  71
applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70 1/2''catch-up'' contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See ''Withdrawals, payments and transfers of funds out of traditional IRAs'' later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:

   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax with-holding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your


72  TAX INFORMATION
traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations.


                                                            TAX INFORMATION  73

Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change.

If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.


74  TAX INFORMATION

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in the Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


                                                            TAX INFORMATION  75

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two- year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.


76  TAX INFORMATION

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

                                                            TAX INFORMATION  77

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING


We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.


..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.



78  TAX INFORMATION

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.



                                                            TAX INFORMATION  79

8. More information


--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a ''unit investment trust.'' The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies; and

(8)to terminate transfers to any of the variable investment options and to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as ''open-end management investment companies,'' more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.


The Trusts do not impose sales charges or ''loads'' for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2012 and the related price per $100 of maturity value were as shown below.



--------------------------------------------------
FIXED MATURITY
 OPTIONS WITH
 FEBRUARY 15TH         RATE TO          PRICE
MATURITY DATE OF   MATURITY AS OF    PER $100 OF
 MATURITY YEAR    FEBRUARY 15, 2012 MATURITY VALUE
--------------------------------------------------

     2013               3.00%/(1)/      $97.08

     2014               3.00%/(1)/      $94.25

     2015               3.00%/(1)/      $91.51
--------------------------------------------------


80  MORE INFORMATION

--------------------------------------------------
FIXED MATURITY
 OPTIONS WITH
 FEBRUARY 15TH         RATE TO          PRICE
MATURITY DATE OF   MATURITY AS OF    PER $100 OF
 MATURITY YEAR    FEBRUARY 15, 2012 MATURITY VALUE
--------------------------------------------------

     2016               3.00%/(1)/      $88.84

     2017               3.00%/(1)/      $86.25

     2018               3.00%/(1)/      $83.73

     2019               3.00%/(1)/      $81.30

     2020               3.00%/(1)/      $78.93

     2021               3.00%/(1)/      $76.62

     2022                 3.10%         $73.67
--------------------------------------------------


(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the ''current rate to maturity'' in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the ''current rate to maturity'' will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a ''non-unitized'' separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA

                                                           MORE INFORMATION  81

Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a ''covered security'' under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under ''How you can make your contributions'' under ''Contract features and benefits'' earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

Automatic investment program -- for NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts only

You may use our automatic investment program, or ''AIP,'' to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options, the guaranteed interest option and available fixed maturity options, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our ''business day'' is generally any day the New York Stock Exchange (''NYSE'') is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A

82  MORE INFORMATION
business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the ''closing time'' for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions (and credits, for Accumulator(R) Plus/SM /contracts only)
    allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM /contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

                                                           MORE INFORMATION  83

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the ''Benefit''), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.

See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see ''Beneficiary continuation option'' in ''Payment of death benefit'' earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

84  MORE INFORMATION

In some cases, an assignment or change of ownership may have adverse tax consequences. See ''Tax information'' earlier in this Prospectus.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS


Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract in accordance with the divorce decree and replace the original contract with two single life contracts. The GWBL benefit base will not be split.

If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC (''AXA Advisors'') and AXA Distributors, LLC (''AXA Distributors'') (together, the ''Distributors''). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. (''FINRA''). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors (''Selling broker-dealers'').

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see ''Fee table'' and ''Charges and expenses'' earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors (''contribution-based compensation''). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold (''asset-based compensation''). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors,

                                                           MORE INFORMATION  85
determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing ''differential compensation.'' Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as ''overrides.'' For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together ''compensation'') to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. The Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as ''marketing allowances''). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as ''compensation enhancements'').

These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over

86  MORE INFORMATION
contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC




                                                           MORE INFORMATION  87

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2011 (the ''Annual Report'') is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washing-ton, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the ''Registration Statement''). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 (''Exchange Act''), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axaequitable.com.

88  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



--------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                           2011     2010     2009     2008    2007    2006
--------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.20 $  12.27 $  10.99 $   8.75 $ 14.58 $ 13.91
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     53,670   56,888   58,442   49,051  25,941   4,973
--------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  12.13 $  12.06 $  11.39 $  10.51 $ 11.97 $ 11.46
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     27,990   27,081   27,962   16,158   4,306     590
--------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.96 $  12.20 $  11.34 $  10.04 $ 12.62 $ 12.12
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     25,466   27,334   27,256   17,697   6,473   1,414
--------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.94 $  12.39 $  11.42 $   9.89 $ 13.27 $ 12.65
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    118,023  126,015  127,613   84,689  37,645   8,363
--------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  12.31 $  13.12 $  11.92 $   9.90 $ 14.71 $ 14.01
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    159,713  169,708  175,685  141,905  75,948  17,150
--------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $  15.53 $  15.84 $  12.04 $   8.99 $ 16.46 $ 14.29
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,319    3,127    2,475    2,070   1,013     213
--------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------
   Unit value                            $   8.89 $   9.96 $   8.12 $   6.42 $  9.76 $ 10.82
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,890    3,834    3,612    2,521   1,033     123
--------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $  12.29 $  12.85 $  11.59 $   9.02 $ 14.40 $ 14.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,486    8,518    7,088    3,987   1,992     385
--------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------
   Unit value                            $   2.34 $   2.38 $   2.09 $   1.90 $  2.84 $  2.77
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     15,306   13,840   12,019    8,373   3,300     989
--------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------
   Unit value                            $  10.14 $  10.25 $   9.23 $   7.14 $ 13.22 $ 11.94
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        595      731      723      594     324     101
--------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------
   Unit value                            $  12.34 $  12.02 $  10.52 $   8.11 $ 13.61 $ 13.57
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,141    3,105    3,080    2,728   2,267     276
--------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-1

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------
                                          2011    2010    2009    2008    2007    2006
---------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 11.11 $ 11.20 $  9.79 $  7.73 $ 13.94 $13.65
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,092   6,298   6,300   3,919   2,328    869
---------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 10.85 $ 10.49 $ 10.05 $  9.91 $ 11.03 $10.84
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,017  10,201   9,215   3,840   3,598  1,106
---------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------
   Unit value                            $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,529   8,228   8,363   7,157   3,823    406
---------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,406   9,058   8,430   4,505   2,496    553
---------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 11.98 $ 12.94 $ 11.38 $  9.02 $ 15.30 $13.60
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,338  10,227  11,370  10,424   5,402  1,416
---------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------
   Unit value                            $  9.89 $ 10.01 $  9.11 $  7.07 $ 10.51 $10.43
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,799   9,074   9,627   8,899   7,144    828
---------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)    47,962  51,107  53,600  48,476  21,512     --
---------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.36 $ 12.36 $ 11.42 $  9.92 $ 11.67 $11.43
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,756   2,379   2,024   1,668   1,148    231
---------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------
   Unit value                            $ 55.32 $ 58.08 $ 44.36 $ 31.77 $ 46.43 $43.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,477   2,518   2,346   1,862     981    156
---------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.28 $ 11.92 $ 11.36 $ 11.29 $ 10.74 $ 9.95
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,806   5,692   5,026   4,266   1,405    316
---------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------
   Unit value                            $ 20.63 $ 23.84 $ 21.67 $ 14.63 $ 34.76 $24.80
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,176   6,593   6,856   5,722   2,799    625
---------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 11.42 $ 10.99 $ 10.68 $ 11.07 $ 10.83 $10.27
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,722   4,344   4,131   2,411     353     63
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.44 $ 15.18 $ 14.08 $ 10.54 $ 19.36 $17.03
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,782   5,762   5,399   3,339   1,892    625
---------------------------------------------------------------------------------------


I-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------
                                          2011   2010   2009   2008   2007   2006
----------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------
   Unit value                            $10.93 $12.61 $12.14 $ 9.68 $19.90 $18.04
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,997  7,476  7,762  7,019  4,042    800
----------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
----------------------------------------------------------------------------------
   Unit value                            $12.29 $14.85 $14.19 $11.04 $19.62 $18.04
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,719  4,897  4,627  3,778  2,421    590
----------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------
   Unit value                            $11.45 $12.24 $11.05 $ 8.46 $14.23 $14.59
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,715  1,627  1,315    893    648    104
----------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------
   Unit value                            $11.53 $12.20 $10.82 $ 8.67 $14.03 $13.69
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      704    636    588    365    162     37
----------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------
   Unit value                            $13.54 $13.40 $11.71 $ 8.71 $13.84 $12.31
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,019  1,820  1,648  1,472    881    180
----------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------
   Unit value                            $12.93 $13.60 $12.04 $ 9.04 $14.83 $13.00
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,629  1,994  1,863  1,333    747     58
----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------
   Unit value                            $ 5.83 $ 5.92 $ 5.24 $ 4.45 $10.42 $11.22
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,147  3,116  2,573  1,673  1,065    314
----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.61 $ 9.54 $ 8.03 $14.35 $15.23
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,541  4,942  5,376  5,760  5,014  1,142
----------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------
   Unit value                            $11.08 $12.27 $10.91 $ 8.81 $12.92 $11.83
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,229  2,940  2,462  1,142    524     92
----------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------
   Unit value                            $ 5.80 $ 6.58 $ 5.80 $ 4.28 $ 7.26 $ 6.33
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,722  8,917  7,396  5,559  3,231    363
----------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------
   Unit value                            $12.87 $13.36 $10.76 $ 8.00 $15.98 $14.99
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,047  5,233  5,325  3,947  2,442    587
----------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------
   Unit value                            $13.12 $14.68 $12.15 $ 9.06 $15.19 $15.64
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,540  8,296  9,184  1,612  1,507    506
----------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------
   Unit value                            $10.26 $10.39 $10.53 $10.67 $10.58 $10.24
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,652  5,496  8,093  6,707  1,895    702
----------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-3

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDED DECEMBER 31,
                                         --------------------------------------------
                                          2011    2010    2009    2008   2007   2006
-------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $  2.17 $  2.13 $  2.00 $ 1.56 $ 2.36 $ 1.98
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,739   9,473   9,924  9,857  2,099    449
-------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $ 15.46 $ 16.97 $ 13.00 $ 8.38 $16.12 $13.35
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,727   5,277   4,560  3,390  1,545    298
-------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $  8.45 $  8.96 $  8.11 $ 6.57 $10.75 $10.71
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,724   5,245   5,808  5,798  5,018    666
-------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------
   Unit value                            $  9.50 $ 10.53 $  9.26 $ 6.77 $11.58 $11.10
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,123   4,348   3,449  2,631  1,541    158
-------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------
   Unit value                            $  9.36 $  9.50 $  9.54 $ 8.95 $ 9.45 $ 8.59
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,930  17,862  18,851  9,821  3,197    841
-------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------
   Unit value                            $ 11.20 $ 11.21 $ 10.69 $10.21 $11.07 $10.73
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,495   5,967   4,912  1,880  1,453    364
-------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------
   Unit value                            $ 13.70 $ 14.46 $ 11.64 $ 9.35 $14.39 $14.85
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,801   5,026   4,873  2,215  1,354    370
-------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------
   Unit value                            $  6.02 $  6.22 $  5.42 $ 3.85 $ 6.75 $ 6.37
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,315   9,277   7,194  2,900  1,437    154
-------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $  7.84 $  8.66 $  8.13 $ 6.33 $10.84 $10.76
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,890   5,019   5,026  4,870  4,461    526
-------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------
   Unit value                            $  2.04 $  2.13 $  1.90 $ 1.46 $ 2.46 $ 2.47
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,726   5,355   4,312  2,891  2,349    473
-------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------
   Unit value                            $  9.96 $ 10.30 $  9.06 $ 7.15 $11.48 $11.93
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,990   2,995   2,994  2,784  2,074    664
-------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $ 14.13 $ 15.21 $ 13.14 $ 9.49 $13.28 $12.09
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,492   3,985   2,913    807    550     81
-------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $ 10.91 $ 11.79 $ 10.16 $ 7.50 $14.25 $12.96
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,713   4,150   2,900    529    238     94
-------------------------------------------------------------------------------------


I-4 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------
                                          2011    2010    2009   2008   2007   2006
------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------
   Unit value                            $ 13.35 $ 12.78 $12.20 $11.41 $11.28 $10.76
------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,376  11,264  8,726  2,680  1,109    333
------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.67 $ 14.41 $13.65 $10.65 $20.44 $18.42
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,762   3,852  3,873  2,606  1,524    386
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.01 $ 12.04 $10.94 $ 8.36 $14.02 $13.53
------------------------------------------------------------------------------------
   Number of units outstanding (000's)       992     928    759    507    349     62
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 12.41 $ 13.31 $11.92 $ 9.83 $15.92 $15.57
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,985   3,101  3,180  2,483  1,212    264
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------
   Unit value                            $ 13.17 $ 14.49 $11.57 $ 8.27 $14.84 $13.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,147   2,136  1,900  1,229    725    212
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 14.07 $ 16.45 $13.34 $ 9.36 $14.81 $15.00
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,972   2,689  2,341  1,300    778    224
------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------
   Unit value                            $ 11.29 $ 10.89 $10.34 $ 9.56 $12.66 $12.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,669   3,634  3,205  2,102  1,768    448
------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------
   Unit value                            $  4.14 $  4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,121   7,726  7,492  4,840  3,439    574
------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 12.49 $10.17 $ 8.15 $13.29 $14.93
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,461   1,478  1,415    910    704    327
------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------
   Unit value                            $ 12.92 $ 13.76 $11.84 $ 7.57 $14.50 $12.42
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,374   3,303  3,012  1,902    986    112
------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-5

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                           2011     2010     2009     2008    2007    2006    2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.40 $  11.43 $  10.26 $   8.19 $ 13.68 $ 13.09 $11.28 $10.60     --     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     39,758   44,516   47,988   44,143  31,080   6,793    342    120     --     --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.34 $  11.31 $  10.71 $   9.90 $ 11.30 $ 10.85 $10.36 $10.27     --     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     26,538   25,752   25,907   18,171   4,087   1,202    501    286     --     --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.00 $  11.25 $  10.48 $   9.30 $ 11.73 $ 11.29 $10.55 $10.38     --     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     20,717   20,999   20,920   16,064   7,023   2,537    671    279     --     --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  44.46 $  46.26 $  42.75 $  37.11 $ 49.91 $ 47.71 $43.93 $42.57 $39.77 $33.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     21,265   22,543   23,023   18,036   9,394   3,387    762    659    461    279
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.91 $  11.66 $  10.61 $   8.84 $ 13.16 $ 12.57 $11.15     --     --     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    130,217  139,811  147,651  130,940  85,777  22,340  2,035     --     --     --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  19.11 $  19.54 $  14.90 $  11.15 $ 20.47 $ 17.82 $16.60 $15.12 $13.48 $ 9.71
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,859    2,770    2,587    2,766   2,301   1,922  1,979  2,313  2,809  3,037
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   8.77 $   9.85 $   8.05 $   6.38 $  9.73 $ 10.82     --     --     --     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,620    2,403    2,073    1,829     936     153     --     --     --     --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  19.95 $  20.92 $  18.92 $  14.75 $ 23.62 $ 23.71 $19.92 $19.65 $18.05 $13.98
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      5,468    5,037    4,776    3,421   2,381   1,301  1,147  1,430  1,339  1,334
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   5.57 $   5.68 $   4.98 $   4.54 $  6.81 $  6.67 $ 5.84 $ 5.59     --     --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,811    6,127    5,308    3,897   2,391   1,207    536    306     --     --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   7.47 $   7.57 $   6.83 $   5.30 $  9.83 $  8.91 $ 8.60 $ 8.03 $ 7.87 $ 6.25
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        623      620      641      636     349     147     65     88    101     79
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.56 $  11.29 $   9.90 $   7.65 $ 12.88 $ 12.87 $11.67 $11.18 $10.23 $ 7.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,729    5,007    5,543    6,117   7,563   4,914  5,540  6,418  6,957  7,543
------------------------------------------------------------------------------------------------------------------------




I-6 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $201.73 $203.81 $178.67 $141.42 $255.59 $250.91 $230.23 $224.21 $199.56 $135.53
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       444     467     502     423     392     361     370     430     484     521
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.91 $ 13.48 $ 12.94 $ 12.80 $ 14.28 $ 14.07 $ 13.73 $ 13.65 $ 13.32 $ 13.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,160   9,069   8,565   6,813   8,678   7,950   8,015   8,979  10,672  12,695
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.94 $  9.52 $  8.65 $  6.63 $ 11.07 $ 10.84      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,090   5,553   6,031   5,304   3,797     665      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.96 $ 25.98 $ 23.07 $ 18.62 $ 30.17 $ 29.20 $ 15.77 $ 25.07 $ 23.10 $ 18.36
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,883   5,014   4,766   4,288   4,204   3,534   3,726   4,345   4,750   5,020
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.15 $ 15.32 $ 13.50 $ 10.73 $ 18.25 $ 16.26 $ 15.11 $ 13.86 $ 12.74 $  9.87
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,980   7,854   9,136   9,050   5,863   2,666   1,390   1,251   1,338     701
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.75 $  9.90 $  9.03 $  7.03 $ 10.47 $ 10.42      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,905   7,472   8,263   8,326   6,851   1,076      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.64 $  8.12 $  7.47 $  5.90 $  9.50      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    26,377  27,864  29,210  27,745  13,483      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.38 $ 12.40 $ 11.49 $ 10.01 $ 11.80 $ 11.59 $ 10.49      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,259   2,245   1,717   1,577   1,416     425      11      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.62 $ 35.38 $ 27.10 $ 19.46 $ 28.50 $ 26.49 $ 22.64 $ 22.05      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,903   4,112   3,958   3,270   2,211     519     111      63      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.09 $ 11.76 $ 11.24 $ 11.19 $ 10.68 $  9.92 $  9.74      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,949   5,515   5,491   5,387   1,997     457       9      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.19 $ 17.60 $ 16.04 $ 10.86 $ 25.86 $ 18.50 $ 13.71 $ 10.48 $  8.61 $  5.61
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,953   8,828   9,622   8,369   5,992   2,602   1,632   1,515   1,462   1,464
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.15 $ 19.44 $ 18.94 $ 19.69 $ 19.30 $ 18.35 $ 18.07 $ 18.13 $ 18.07 $ 17.97
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,375   2,228   2,248   2,058     813     747     873   1,061   1,357   1,226
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.32 $ 12.62 $ 11.73 $  8.81 $ 16.22 $ 14.30 $ 12.18 $ 10.56 $  9.44 $  7.23
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,306   6,351   6,484   4,686   3,598   2,904   2,599   2,863   2,832   2,786
------------------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-7

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $10.75 $12.44 $12.01 $ 9.60 $19.79 $17.99 $14.79 $ 13.03 $ 11.20 $  8.42
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,041  6,247  6,599  6,749  5,611  1,983  1,000   1,008   1,052     135
-----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $15.11 $18.30 $17.53 $13.67 $24.36 $22.46 $18.15 $ 16.63 $ 13.89 $ 11.02
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,124  5,532  5,490  5,347  4,881  3,580  3,145   3,356   3,673   4,227
-----------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.21 $13.09 $11.83 $ 9.09 $15.32 $15.76 $13.30 $ 12.99 $ 11.90 $  9.53
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,748  2,986  2,758  2,921  3,721  4,048  4,589   5,234   6,009   6,939
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.66 $ 9.18 $ 8.17 $ 6.56 $10.64 $10.41 $ 9.36 $  8.87 $  8.08 $  6.73
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,281  2,525  2,683  2,845  3,557  4,130  4,965   5,788   6,613   7,231
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.48 $ 7.42 $ 6.50 $ 4.85 $ 7.72 $ 6.88 $ 7.03 $  6.21 $  5.82 $  4.80
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,060  7,310  7,663  7,722  7,920  7,569  9,117  10,421  11,828  13,521
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $14.53 $15.32 $13.60 $10.24 $16.84 $14.80 $13.94 $ 12.99 $ 11.72 $  9.20
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,411  2,793  3,016  2,719  2,698  2,090  2,422   2,867   3,344   3,796
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.74 $ 5.84 $ 5.18 $ 4.42 $10.36 $11.19 $10.64      --      --      --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,597  2,766  2,425  1,742  1,312    738    113      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $11.36 $12.15 $10.95 $ 9.24 $16.56 $17.62 $14.75 $ 14.21 $ 12.72 $ 10.04
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,058  6,685  7,574  8,454  9,126  5,695  5,091   5,823   6,106   6,520
-----------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $10.82 $12.01 $10.71 $ 8.66 $12.75 $11.70 $10.55      --      --      --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,347  2,449  2,041  1,080    497    138     45      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.84 $14.61 $12.91 $ 9.55 $16.25 $14.20 $11.48      --      --      --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,068  3,917  3,313  2,704  1,865    310      5      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $10.76 $11.20 $ 9.04 $ 6.74 $13.50 $12.70 $11.56 $ 11.04 $  9.67 $  6.84
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,910  7,480  7,799  7,091  6,060  4,317  4,297   4,997   5,343   5,392
-----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $14.26 $16.00 $13.27 $ 9.92 $16.67 $17.21 $15.54 $ 14.18 $ 12.22 $  9.32
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,450  7,106  8,258  3,049  3,624  3,215  3,279   3,574   3,783   4,067
-----------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $27.61 $28.05 $28.48 $28.93 $28.78 $27.92 $27.14 $ 26.87 $ 27.08 $ 27.35
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,062  2,790  3,955  5,634  3,506  2,933  1,954   2,306   3,186   4,967
-----------------------------------------------------------------------------------------------------------------


I-8 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.23 $  5.16 $  4.85 $  3.79 $ 5.74 $ 4.83 $ 4.54 $ 4.38     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,755   5,560   6,055   5,847  1,806    155     14      6     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.20 $ 16.73 $ 12.84 $  8.31 $16.02 $13.29 $12.36     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,242   5,888   5,105   3,782  2,291    361     40     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.33 $  8.86 $  8.04 $  6.53 $10.71 $10.70     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,064   3,351   3,613   3,890  3,519    623     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.37 $ 10.42 $  9.18 $  6.73 $11.54 $11.09     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,638   3,598   3,094   2,347  1,565    227     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.54 $ 10.73 $ 10.81 $ 10.17 $10.76 $ 9.81 $ 9.92     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,482  16,269  17,971  11,794  3,625  1,202    300     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.43 $ 16.49 $ 15.77 $ 15.10 $16.41 $15.95 $15.60 $15.54 $15.21 $14.92
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,292   4,269   3,756   1,534  1,355    630    455    480    519    474
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $ 16.22 $ 13.10 $ 10.55 $16.27 $16.83 $14.52 $14.15 $12.21 $ 8.50
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,203   4,357   4,503   2,777  2,196  1,231    854  1,001  1,152    974
------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.84 $ 15.37 $ 13.41 $  9.55 $16.79 $15.90 $16.83 $16.44     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,329   4,145   3,402   2,310  2,146     71     15     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.73 $  8.57 $  8.06 $  6.29 $10.80 $10.75     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,403   3,481   3,207   3,287  2,998    531     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.02 $  5.25 $  4.71 $  3.62 $ 6.12 $ 6.15 $ 5.47 $ 5.10     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,796   2,555   2,496   2,130  1,796    424    102      6     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.80 $ 10.15 $  8.95 $  7.08 $11.41 $11.88 $10.41     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,264   2,134   2,153   2,035  1,990    900    131     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.13 $ 10.94 $  9.47 $  6.86 $ 9.62 $ 8.78 $ 8.42 $ 8.23 $ 7,80 $ 5.74
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,538   5,391   3,886   1,482  1,089    319    349    400    500    378
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 47.51 $ 51.49 $ 44.47 $ 32.90 $62.68 $57.17 $55.24 $51.85 $46.99 $34.70
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       902   1,021     764     210    180    171    172    181    211    241
------------------------------------------------------------------------------------------------------------------


                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-9

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------
                                          2011    2010   2009   2008   2007   2006   2005   2004   2003   2002
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.96 $13.40 $12.81 $12.02 $11.91 $11.39 $11.14 $11.13 $10.88 $10.65
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,025  9,742  7,487  3,422  2,253  1,474  1,199  1,470  1,625  1,594
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.49 $12.99 $12.33 $ 9.64 $18.56 $16.77 $13.59 $11.96 $10.30 $ 7.79
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,857  4,046  4,312  3,649  2,753  1,168    480    411    323    108
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.81 $10.76 $ 9.80 $ 7.51 $12.62 $12.21 $10.92 $10.39 $ 9.62 $ 7.63
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,155  1,066  1,086    981    750    346    269    397    296    201
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.19 $12.03 $10.80 $ 8.93 $14.50 $14.21 $12.10 $11.47 $10.18 $ 7.89
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,766  3,050  3,315  3,416  2,431  1,285    919    809    635    503
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.47 $11.54 $ 9.24 $ 6.62 $11.92 $10.82 $10.03 $ 9.40 $ 8.54 $ 6.19
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,342  2,479  2,357  1,770  1,398    884    663    773    720    427
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.77 $14.96 $12.17 $ 8.56 $13.58 $13.78 $12.20 $11.54 $10.18 $ 7.35
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,860  2,739  2,667  1,982  1,394    838    550    720    545    364
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.96 $27.03 $25.75 $23.85 $31.67 $31.19 $28.82 $28.41 $26.55 $22.00
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,141  2,079  1,890  1,874  2,103  1,654  1,626  1,924  2,218  1,906
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------
   Unit value                            $  6.95 $ 8.37 $ 6.66 $ 5.03 $ 8.83 $ 8.65 $ 7.97 $ 7.53     --     --
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,125  4,459  4,460  3,484  2,924    627    195     11     --     --
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.33 $15.99 $13.05 $10.48 $17.14 $19.31 $16.89 $16.39 $14.22 $10.51
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,633  1,878  1,909  1,879  2,209  2,465  2,629  3,013  3,182  3,460
---------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.78 $11.50 $ 9.92 $ 6.36 $12.21 $10.49 $ 9.93 $ 9.07 $ 8.77 $ 5.65
---------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,030  5,183  5,240  4,243  3,629  2,459  2,792  3,478    278    386
---------------------------------------------------------------------------------------------------------------


I-10 APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                           2011     2010     2009     2008     2007     2006    2005    2004    2003
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.43 $  12.56 $  11.29 $   9.02 $  15.09 $  14.45 $ 12.46 $ 11.72 $10.66
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     81,740   86,614   91,369   88,738   64,596   32,813  12,508   4,674    195
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.78 $  11.75 $  11.14 $  10.32 $  11.79 $  11.33 $ 10.83 $ 10.75 $10.31
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     56,298   54,990   56,858   42,602   10,068    5,935   3,738   1,736    116
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.61 $  11.89 $  11.08 $   9.85 $  12.43 $  11.98 $ 11.20 $ 11.03 $10.41
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     44,468   46,837   48,383   39,676   23,580   16,150   9,271   3,928    215
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.65 $  12.14 $  11.23 $   9.76 $  13.13 $  12.57 $ 11.58 $ 11.24 $10.51
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    169,487  182,689  187,530  162,336  117,390   83,885  52,197  21,440    970
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.95 $  12.79 $  11.66 $   9.72 $  14.48 $  13.84 $ 12.29 $ 11.72 $10.67
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    280,250  306,839  319,013  307,331  240,939  152,231  69,680  21,528    560
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  15.13 $  15.48 $  11.81 $   8.85 $  16.27 $  14.18 $ 13.22 $ 12.06 $10.75
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,294    4,251    3,707    4,155    3,846    2,926   1,783     913     81
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   8.72 $   9.81 $   8.02 $   6.36 $   9.71 $  10.81      --      --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,691    4,425    4,217    3,589    2,069      384      --      --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.97 $  12.56 $  11.37 $   8.88 $  14.23 $  14.30 $ 12.02 $ 11.87 $10.92
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     11,402   10,750    9,718    8,195    7,001    5,785   4,888   3,020    210
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   5.49 $   5.61 $   4.93 $   4.49 $   6.74 $   6.61 $  5.80 $  5.55     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      7,358    7,596    7,687    6,763    5,771    4,814   3,177     208     --
---------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   9.87 $  10.01 $   9.04 $   7.03 $  13.04 $  11.83 $ 11.43 $ 10.68 $10.49
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        846      913      976      994      982      894     571     194      5
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.01 $  11.74 $  10.31 $   7.97 $  13.44 $  13.44 $ 12.20 $ 11.69 $10.72
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     12,354   13,284   14,379   15,308   17,200    6,674   4,879   2,900     86
---------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.95 $  11.08 $   9.72 $   7.70 $  13.93 $  13.69 $ 12.58 $ 12.26 $10.92
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,758    7,497    8,285    7,635    7,057    7,207   5,402   2,957    158
---------------------------------------------------------------------------------------------------------------------




                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-11

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.57 $ 10.25 $  9.85 $  9.76 $ 10.89 $ 10.74 $ 10.50 $10.44 $10.20
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,379  15,758  15,630  13,286  14,134  11,680   7,995  3,501    284
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.89 $  9.48 $  8.63 $  6.61 $ 11.06 $ 10.84      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,038  12,024  12,570  12,038   7,823   1,788      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.99 $ 12.01 $ 10.68 $  8.63 $ 14.00 $ 13.56 $ 11.98 $11.67 $10.76
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,594  17,472  16,494  13,591  11,756   9,866   7,495  4,181    204
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.65 $ 12.63 $ 11.14 $  8.86 $ 15.09 $ 13.45 $ 12.51 $11.49 $10.57
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    18,903  21,844  25,216  27,244  25,093  20,022  11,881  5,249    435
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.70 $  9.86 $  9.00 $  7.01 $ 10.46 $ 10.42      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    18,816  20,186  26,123  22,020  19,931   3,992      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.60 $  8.09 $  7.45 $  5.90 $  9.50      --      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    66,778  72,176  77,428  73,834  36,003      --      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.33 $ 11.44 $  9.97 $ 11.77 $ 11.57 $ 10.48     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,153   3,441   2,904   2,617   2,502   1,759     442     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 32.83 $ 34.59 $ 26.51 $ 19.06 $ 27.94 $ 26.00 $ 22.24 $21.68     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,688   4,778   4,361   4,032   3,011   1,796     802     76     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.01 $ 11.70 $ 11.19 $ 11.16 $ 10.65 $  9.91 $  9.74     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,107  10,881   9,976   8,932   4,959   2,013     172     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.10 $ 23.30 $ 21.26 $ 14.40 $ 34.34 $ 24.59 $ 18.24 $13.97 $11.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,714  10,073  10,747   9,040   8,306   6,050   3,408  1,047     46
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 10.78 $ 10.51 $ 10.94 $ 10.74 $ 10.22 $ 10.07 $10.12 $10.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,170   5,599   6,213   5,624   2,177   1,691   1,398    905     69
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.11 $ 14.82 $ 13.80 $ 10.36 $ 19.11 $ 16.87 $ 14.38 $12.48 $11.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,646  12,040  12,800  12,557  12,092  11,624   7,243  3,564    178
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.65 $ 12.34 $ 11.92 $  9.54 $ 19.68 $ 17.91 $ 14.74 $13.00 $11.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,683  10,663  11,782  12,678  12,529   7,675   3,716  1,270     66
--------------------------------------------------------------------------------------------------------------


I-12 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005   2004   2003
-------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.97 $ 14.52 $ 13.92 $ 10.87 $ 19.38 $ 17.89 $14.47 $13.27 $11.09
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,297   9,253   9,672   8,942   9,184   7,223  4,026  1,161     30
-------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 11.97 $ 10.84 $  8.33 $ 14.06 $ 14.47 $12.22 $11.96 $10.97
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,278   2,399   2,250   2,028   2,094   1,769  1,018    473     42
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 11.92 $ 10.61 $  8.53 $ 13.85 $ 13.56 $12.21 $11.58 $10.57
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,518   1,657   1,676   1,341   1,364   1,455  1,271    643     69
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.17 $ 13.08 $ 11.47 $  8.57 $ 13.66 $ 12.19 $12.46 $11.02 $10.34
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,033   3,861   4,165   4,045   3,311   2,506  1,386    595     44
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.59 $ 13.29 $ 11.81 $  8.90 $ 14.66 $ 12.89 $12.16 $11.34 $10.24
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,906   2,226   2,475   2,429   2,960   1,215    705    369     29
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.70 $  5.81 $  5.16 $  4.40 $ 10.34 $ 11.17 $10.63     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,669   6,525   6,971   6,687   7,005   5,957    563     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.68 $ 10.37 $  9.36 $  7.90 $ 14.17 $ 15.10 $12.65 $12.20 $10.93
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,952  14,184  15,820  17,618  19,894  14,100  9,522  5,080    310
-------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.75 $ 11.94 $ 10.66 $  8.63 $ 12.71 $ 11.68 $10.54     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,343   4,125   4,065   2,823   1,698   1,248    527     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.75 $ 14.52 $ 12.85 $  9.52 $ 16.21 $ 14.18 $11.48     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,333   7,236   5,774   4,806   3,860   1,674    373     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.51 $ 13.03 $ 10.54 $  7.86 $ 15.77 $ 14.84 $13.53 $12.93 $11.33
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,217  10,198  10,675  10,589  10,337   8,706  5,920  3,260    291
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.78 $ 14.35 $ 11.92 $  8.92 $ 15.00 $ 15.51 $14.02 $12.80 $11.04
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,367  16,208  19,394   5,726   6,668   6,490  4,526  2,213    149
-------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.08 $ 10.25 $ 10.42 $ 10.59 $ 10.55 $ 10.24 $ 9.97 $ 9.87 $ 9.96
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,708  10,912  19,099  26,885   8,854   4,632  2,041  1,005     42
-------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.16 $  5.10 $  4.79 $  3.76 $  5.69 $  4.79 $ 4.51 $ 4.35     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,784   6,667   7,498   8,750   4,503   1,430    883     38     --
-------------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-13

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.10 $ 16.63 $ 12.78 $  8.28 $ 15.97 $13.27 $12.35     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,135   9,351   7,909   6,915   5,059  2,350    533     --     --
------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.29 $  8.82 $  8.01 $  6.51 $ 10.70 $10.70     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,847   9,869  11,439  11,898  12,811  2,470     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.32 $ 10.37 $  9.15 $  6.71 $ 11.52 $11.08     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,410   6,724   5,394   4,013   2,779    367     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.47 $ 10.67 $ 10.76 $ 10.13 $ 10.73 $ 9.79 $ 9.91     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    33,009  36,696  39,919  25,636  14,527  8,303  3,300     --     --
------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 10.98 $ 10.51 $ 10.07 $ 10.96 $10.66 $10.44 $10.40 $10.20
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,789   9,470   9,834   4,558   4,138  3,340  2,303  1,119     95
------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.34 $ 14.13 $ 11.42 $  9.21 $ 14.21 $14.72 $12.72 $12.40 $10.71
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,576   7,175   7,505   4,820   4,773  4,061  2,210  1,215     79
------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.49 $ 15.02 $ 13.12 $  9.36 $ 16.46 $15.61 $16.53 $16.17     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,792   5,568   5,286   3,779   3,120    907    526     22     --
------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.69 $  8.53 $  8.03 $  6.28 $ 10.79 $10.75     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,664   8,076   8,585   9,057  10,518  2,001     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------
   Unit value                            $  4.95 $  5.18 $  4.66 $  3.58 $  6.07 $ 6.10 $ 5.43 $ 5.07     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,795   2,626   2,887   3,308   3,079  2,346    952     71     --
------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.73 $ 10.09 $  8.91 $  7.05 $ 11.38 $11.86 $10.41     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,113   9,622  10,345  10,821   9,921  7,856  2,852     --     --
------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.76 $ 14.86 $ 12.88 $  9.34 $ 13.11 $11.98 $11.50 $11.25 $10.69
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,890   6,166   5,221   2,848   2,691  1,979  1,528  1,146    126
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.69 $ 11.60 $ 10.03 $  7.43 $ 14.17 $12.93 $12.51 $11.75 $10.66
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,858   8,625   5,825   1,350   1,191    976    442    210     15
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 12.43 $ 11.90 $ 11.17 $ 11.08 $10.61 $10.39 $10.38 $10.16
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    23,508  18,690  19,288  11,031   6,566  5,315  4,566  2,210    301
------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-14 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.34 $14.06 $13.36 $10.46 $20.15 $18.23 $14.79 $13.02 $11.23
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,107  7,570  8,035  7,867  7,136  5,220  2,536  1,127     65
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                            $10.70 $11.75 $10.71 $ 8.22 $13.82 $13.38 $11.98 $11.41 $10.58
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,701  2,716  2,563  1,797  1,624  1,487  1,016    456     20
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.06 $12.98 $11.67 $ 9.65 $15.69 $15.40 $13.12 $12.46 $11.07
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,128  5,659  6,264  6,951  6,335  5,165  3,109  1,455     59
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.80 $14.13 $11.32 $ 8.12 $14.63 $13.30 $12.33 $11.57 $10.53
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,195  4,760  4,627  4,317  3,883  3,570  2,515  1,381     97
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $13.67 $16.04 $13.06 $ 9.20 $14.60 $14.83 $13.15 $12.45 $10.99
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,856  4,840  4,569  4,175  4,025  3,627  2,566  1,506    103
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.06 $10.70 $10.21 $ 9.46 $12.58 $12.40 $11.47 $11.32 $10.59
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,077  8,961  8,522  6,601  7,716  6,956  5,292  3,135    282
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.86 $ 8.27 $ 6.59 $ 4.98 $ 8.75 $ 8.58 $ 7.91 $ 7.49     --
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,318  7,044  7,464  6,845  6,231  3,530  1,416     31     --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $10.93 $12.21 $ 9.97 $ 8.02 $13.12 $14.80 $12.96 $12.59 $10.93
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,025  5,724  6,164  6,403  7,224  7,719  5,307  2,979    191
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.56 $13.42 $11.59 $ 7.44 $14.29 $12.29 $11.65 $10.64 $10.31
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,819  5,979  5,856  4,301  3,743  2,164  1,431    675     35
-------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-15

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $ 12.45 $ 11.72 $ 10.66      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,354   7,808   8,367   8,484   6,377   3,109   1,519     656      32      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $ 10.82 $ 10.74 $ 10.30      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,073   6,707   7,276   5,824   2,454   1,800   1,000     281       1      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $ 11.19 $ 11.02 $ 10.41      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,888   4,498   4,925   4,505   2,753   3,022   2,176     414      84      --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $ 42.61 $ 41.36 $ 38.70 $ 33.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,918   4,434   4,527   4,019   3,098   2,325   1,725     893     383      86
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $ 12.28 $ 11.71 $ 10.66      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    22,803  24,916  27,631  27,177  23,506  14,705   6,917   2,788      46      --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $ 16.39 $ 14.95 $ 13.34 $  9.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       418     455     346     421     443     462     372     312     478     121
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.70 $  9.79 $  8.01 $  6.36 $  9.71 $ 10.81      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       379     382     380     377     421      38      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $ 19.66 $ 19.43 $ 17.87 $ 13.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       960     954     880     834     842     856     849     802     502     184
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $  5.78 $  5.54      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       634     806     611     730     571     504     326      15      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.33 $  7.44 $  6.72 $  5.23 $  9.71 $  8.81 $  8.51 $  7.96 $  7.82 $  6.22
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       122     129     265     286     373     353     314     204     249      42
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16 $  7.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776     200
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26 $130.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        45      55      60      63      65      73      73      64      29       9
------------------------------------------------------------------------------------------------------------------------




     APPENDIX I: CONDENSED
I-16 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.62 $13.22 $12.71 $12.59 $14.07 $13.88 $13.57 $13.50 $13.20 $12.99
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,354  1,424  1,504  1,216  1,473  1,477  1,527  1,343  1,175    441
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.87 $ 9.46 $ 8.61 $ 6.60 $11.05 $10.84     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,593  1,664  1,601  1,517  1,189    216     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $25.27 $25.32 $22.52 $18.20 $29.54 $28.64 $25.31 $24.66 $22.76 $18.11
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,194  1,278  1,432  1,308  1,547  1,418  1,604  1,386  1,074    399
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.93 $15.10 $13.33 $10.61 $18.08 $16.13 $15.01 $13.79 $12.69 $ 9.85
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,904  2,210  2,904  3,228  3,346  2,714  2,354  1,938  1,510    386
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.68 $ 9.83 $ 8.99 $ 7.01 $10.45 $10.42     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,654  1,643  1,908  1,649  1,574    368     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.58 $ 8.07 $ 7.44 $ 5.89 $ 9.49     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,136  4,481  4,971  5,195  2,805     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.25 $12.30 $11.41 $ 9.95 $11.75 $11.56 $10.48     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      561    286    248    305    337    193     77     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $32.44 $34.20 $26.23 $18.86 $27.67 $25.76 $22.05 $21.50     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      624    678    666    610    618    233     79      9     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.97 $11.67 $11.16 $11.14 $10.64 $ 9.90 $ 9.74     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,389  1,235  1,037  1,063    476    185      8     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.86 $17.25 $15.74 $10.67 $25.45 $18.23 $13.53 $10.37 $ 8.53 $ 5.56
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,149  1,440  1,600  1,528  1,726  1,239    755    609    457     69
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72 $17.65
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      458    948    875    948    404    376    481    416    458    259
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.12 $12.39 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38 $ 7.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026    282
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05 $ 8.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530    142
--------------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-17

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75 $10.92
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      843    914    984  1,000  1,136  1,052    782    522    441    161
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78 $ 9.45
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      247    256    275    280    288    351    347    370    307    128
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03 $ 6.69
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      284    330    367    389    458    510    603    610    598    229
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.33 $ 7.29 $ 6.39 $ 4.78 $ 7.62 $ 6.80 $ 6.96 $ 6.16 $ 5.78 $ 4.77
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      864    906  1,047  1,004  1,050  1,042  1,055    981    856    341
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60 $ 9.12
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,071    204    249    298    492    192    184    149     93     38
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,412    832    868    847    809    532    144     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60 $ 9.96
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481    530
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      517    473    455    425    442    196     84     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,217  1,214    777    796    665    269     56     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62 $ 6.81
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883    285
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10 $ 9.24
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636    237
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17 $26.47
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      623    729  1,227  1,943  1,051  1,102    845    349    434    630
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.13 $ 5.07 $ 4.77 $ 3.74 $ 5.66 $ 4.77 $ 4.49 $ 4.34     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      816    964  1,099  1,560    657     83     72     22     --     --
--------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-18 FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      927    889    885    695    782    297    179     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,002  1,238  1,402  1,644  1,727    258     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,216  1,073    860    786    674     83     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,586  3,294  3,673  2,525  1,235    730    286     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97 $14.71
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      816    941  1,133    502    626    590    573    555    512    198
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10 $ 8.44
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      734    850  1,024    720    713    744    596    575    449    122
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      571    606    610    421    401     47     41      6     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      657    694    735    848    853    178     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      186    161    166    153     89    104     69     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      581    587    490    545    539    602    296     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75 $ 5.70
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,264    957    537    353    249    215    280    377    218     32
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72 $33.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      206    250    144     53     56     47     25     28     10      4
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84 $10.63
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202    628
--------------------------------------------------------------------------------------------------------------


                                                     APPENDIX I: CONDENSED
                                                     FINANCIAL INFORMATION  I-19

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27 $ 7.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      719    842    967    951  1,047  1,030    783    806    360    135
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59 $ 7.61
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      380    416    452    447    473    453    353    272    238    104
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15 $ 7.88
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      773    753    860    921  1,210  1,363  1,238  1,242    726    316
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52 $ 6.18
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      736    783    810    813    934  1,035  1,075  1,055    731    292
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15 $ 7.34
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      726    760    803    727    805  1,010    876  1,011    560    206
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87 $21.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      628    641    663    523    526    758    755    771    557    125
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      584    746    786    687    788    475    242     59     --     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09 $10.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      494    612    586    666    748  1,201    991    884    641    270
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74 $ 5.64
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      579    705    766    462    597    350    311    306     98     14
--------------------------------------------------------------------------------------------------------------


     APPENDIX I: CONDENSED
I-20 FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts/(1)/

--------------------------------------------------------------------------------


This information is provided for historical purposes only. The contracts are no longer available to new purchasers.


Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A ''designated Roth contribution account'' is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges, market value adjustments or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


All payments under the contract will be made to the defined benefit plan trust owner. If the plan rolls over a contract into an IRA for the benefit of a former plan participant through a contract conversion, it is the plan's responsibility to adjust the value of the contract to the actuarial equivalent of the participant's benefit prior to the contract conversion.

AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6 1/2% (or 6%, as applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and


..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

                      APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS II-1

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2012 to a fixed maturity option with a maturity date of February 15, 2020 (eight years later) at a hypothetical rate to maturity of 7.00% (''h'' in the calculations below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2016(a) . Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.



------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY
                                                                             (''J'' IN THE CALCULATIONS BELOW)
                                                                              FEBRUARY 15, 2016
                                                                             -----------------------------------
                                                                              5.00%             9.00%
------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2016 BEFORE WITHDRAWAL
------------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount/(b)/                                              $141,389            $121,737
------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $131,104            $131,104
------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                       $10,285             $(9,367)
------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2016 AFTER $50,000 WITHDRAWAL
------------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                         $3,637             $(3,847)
------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $46,363             $53,847
------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $91,389             $71,737
------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $84,741             $77,257
------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $111,099            $101,287
------------------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461
(b)Market adjusted amount is based on the following calculation:

      Maturity value           $171,882
--------------------  =   ------------------- where j is either 5% or 9%
  (1+j)/(D/365)/          (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:

      Maturity value            $171,882
--------------------  =   ----------------------
  (1+h)/(D/365)/          (1+0.07)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365)/    = ($84,741 or $77,257) x (1+0.07)/(1,461/365)/

      APPENDIX III: MARKET
III-1 VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                    6 1/2% ROLL-UP TO AGE 85 6% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE 85   GWBL ENHANCED
END OF CONTRACT YEAR  ACCOUNT VALUE       BENEFIT BASE           BENEFIT BASE           BENEFIT BASE       DEATH BENEFIT BASE
-----------------------------------------------------------------------------------------------------------------------------
         1              $105,000            $106,500/(4)/          $106,000/(6)/          $105,000/(1)/         $105,000/(7)/
-----------------------------------------------------------------------------------------------------------------------------
         2              $115,500            $113,423/(3)/          $112,360/(5)/          $115,500/(1)/         $115,500/(7)/
-----------------------------------------------------------------------------------------------------------------------------
         3              $129,360            $120,795/(3)/          $119,102/(5)/          $129,360/(1)/         $129,360/(7)/
-----------------------------------------------------------------------------------------------------------------------------
         4              $103,488            $128,647/(3)/          $126,248/(5)/          $129,360/(2)/         $135,828/(8)/
-----------------------------------------------------------------------------------------------------------------------------
         5              $113,837            $137,009/(4)/          $133,823/(6)/          $129,360/(2)/         $142,296/(8)/
-----------------------------------------------------------------------------------------------------------------------------
         6              $127,497            $145,914/(4)/          $141,852/(6)/          $129,360/(2)/         $148,764/(8)/
-----------------------------------------------------------------------------------------------------------------------------
         7              $127,497            $155,399/(4)/          $150,363/(6)/          $129,360/(2)/         $155,232/(8)/
-----------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.


                                APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE IV-1

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contacts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                    6 1/2% ROLL-UP TO AGE 85 6% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE 85   GWBL ENHANCED
END OF CONTRACT YEAR  ACCOUNT VALUE      DEATH BENEFIT           BENEFIT BASE           BENEFIT BASE       DEATH BENEFIT BASE
-----------------------------------------------------------------------------------------------------------------------------
         1              $109,200            $106,500/(3)/          $106,000/(5)/          $109,200/(1)/         $109,200/(7)/
-----------------------------------------------------------------------------------------------------------------------------
         2              $120,120            $113,423/(3)/          $112,360/(5)/          $120,120/(1)/         $120,120/(7)/
-----------------------------------------------------------------------------------------------------------------------------
         3              $134,534            $120,795/(3)/          $119,102/(5)/          $134,534/(1)/         $134,534/(7)/
-----------------------------------------------------------------------------------------------------------------------------
         4              $107,628            $128,647/(3)/          $126,248/(5)/          $134,534/(2)/         $141,261/(8)/
-----------------------------------------------------------------------------------------------------------------------------
         5              $118,390            $137,009/(4)/          $133,823/(5)/          $134,534/(2)/         $147,988/(8)/
-----------------------------------------------------------------------------------------------------------------------------
         6              $132,597            $145,914/(4)/          $141,852/(6)/          $134,534/(2)/         $154,715/(8)/
-----------------------------------------------------------------------------------------------------------------------------
         7              $132,597            $155,399/(4)/          $150,363/(6)/          $134,534/(2)/         $161,441/(8)/
-----------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6 1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 5 through 7, the enhanced death benefit will be based on the 6 1/2% Roll-Up to age 85.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

IV-2 APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

  ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the ''Greater of 61/2% Roll-Up to age 85 or the Annual Ratchet to age 85'' enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.35)% and 3.65% for Accumulator(R) contracts; (2.60)% and 3.40% for Accumulator(R) Plus/SM /contracts; (2.70)% and 3.30% for Accumulator(R) Elite/SM/ contracts; and (2.75)% and 3.25% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the ''Greater of 61/2% Roll-Up to age 85 or Annual Ratchet to age 85'' enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under ''Lifetime annual guaranteed minimum income benefit'' reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An ''N/A'' in these columns indicates that the benefit is not exercisable in that year. A ''0'' under any of the death benefit and/or ''Lifetime annual guaranteed minimum income benefit'' columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.24% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in ''Fee table'' earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                                      APPENDIX V: HYPOTHETICAL ILLUSTRATIONS V-1

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


---------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6 1/2% ROLL-UP
                                              TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
---------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
---------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 93,000  93,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A

61       1     95,604 101,583 88,604  94,583 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A

62       2     91,216 103,108 84,216  96,108 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A

63       3     86,828 104,564 80,828  98,564 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A

64       4     82,432 105,943 76,432  99,943 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A

65       5     78,021 107,234 73,021 102,234 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A

66       6     73,587 108,424 70,587 105,424 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A

67       7     69,119 109,502 68,119 108,502 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A

68       8     64,611 110,454 64,611 110,454 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A

69       9     60,052 111,264 60,052 111,264 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A

70      10     55,432 111,918 55,432 111,918 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287

75      15     30,930 112,193 30,930 112,193 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714

80      20      3,118 105,347  3,118 105,347 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172

85      25          0  87,478      0  87,478       0      482,770            0   583,716        0    40,263        0    40,263

90      30          0  82,210      0  82,210       0      482,770            0   583,716      N/A       N/A      N/A       N/A

95      35          0  76,017      0  76,017       0      482,770            0   583,716      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

V-2 APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 AND ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


---------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6 1/2% ROLL-UP
                                              TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
---------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
---------------------------------------------------------------------------------------------------------------------------------
60       0    104,000 104,000 96,000  96,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A

61       1     99,237 105,456 91,237  97,456 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A

62       2     94,504 106,845 86,504  98,845 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A

63       3     89,792 108,158 82,792 101,158 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A

64       4     85,093 109,386 78,093 102,386 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A

65       5     80,399 110,517 74,399 104,517 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A

66       6     75,699 111,540 70,699 106,540 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A

67       7     70,987 112,442 66,987 108,442 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A

68       8     66,251 113,210 63,251 110,210 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A

69       9     61,483 113,829 61,483 113,829 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A

70      10     56,671 114,284 56,671 114,284 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287

75      15     31,490 113,452 31,490 113,452 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714

80      20      3,368 105,350  3,368 105,350 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172

85      25          0  86,165      0  86,165       0      482,770            0   583,716        0    40,263        0    40,263

90      30          0  79,553      0  79,553       0      482,770            0   583,716      N/A       N/A      N/A       N/A

95      35          0  71,875      0  71,875       0      482,770            0   583,716      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                      APPENDIX V: HYPOTHETICAL ILLUSTRATIONS V-3

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


---------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6 1/2% ROLL-UP
                                              TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
---------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%           6%           0%        6%        0%        6%       0%        6%
---------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 92,000  92,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A

61       1     95,255 101,234 87,255  93,234 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A

62       2     90,544 102,394 83,544  95,394 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A

63       3     85,859 103,471 79,859  97,471 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A

64       4     81,190 104,453 76,190  99,453 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A

65       5     76,529 105,330 76,529 105,330 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A

66       6     71,867 106,090 71,867 106,090 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A

67       7     67,196 106,721 67,196 106,721 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A

68       8     62,505 107,209 62,505 107,209 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A

69       9     57,784 107,539 57,784 107,539 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A

70      10     53,024 107,696 53,024 107,696 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287

75      15     28,119 105,233 28,119 105,233 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714

80      20        384  95,264    384  95,264 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172

85      25          0  73,984      0  73,984       0      482,770            0   583,716        0    40,263        0    40,263

90      30          0  65,032      0  65,032       0      482,770            0   583,716      N/A       N/A      N/A       N/A

95      35          0  54,685      0  54,685       0      482,770            0   583,716      N/A       N/A      N/A       N/A
---------------------------------------------------------------------------------------------------------------------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

V-4 APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6 1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------------
                                              GREATER OF 6 1/2% ROLL-UP
                                               TO AGE 85 OR                                 LIFETIME ANNUAL    LIFETIME ANNUAL
                                              ANNUAL RATCHET            TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                 TO AGE 85 GUARANTEED      WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT     ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%      6%      0%           6%           0%        6%        0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 100,000 100,000 100,000      100,000      100,000   100,000      N/A       N/A      N/A       N/A

61       1     95,206 101,185  95,206 101,185 106,500      106,500      109,100   109,100      N/A       N/A      N/A       N/A

62       2     90,449 102,293  90,449 102,293 113,423      113,423      118,792   118,792      N/A       N/A      N/A       N/A

63       3     85,721 103,315  85,721 103,315 120,795      120,795      129,113   129,113      N/A       N/A      N/A       N/A

64       4     81,013 104,241  81,013 104,241 128,647      128,647      140,105   140,105      N/A       N/A      N/A       N/A

65       5     76,318 105,060  76,318 105,060 137,009      137,009      151,812   151,812      N/A       N/A      N/A       N/A

66       6     71,624 105,760  71,624 105,760 145,914      145,914      164,280   164,280      N/A       N/A      N/A       N/A

67       7     66,925 106,329  66,925 106,329 155,399      155,399      177,558   177,558      N/A       N/A      N/A       N/A

68       8     62,208 106,752  62,208 106,752 165,500      165,500      191,699   191,699      N/A       N/A      N/A       N/A

69       9     57,466 107,016  57,466 107,016 176,257      176,257      206,760   206,760      N/A       N/A      N/A       N/A

70      10     52,686 107,104  52,686 107,104 187,714      187,714      222,799   222,799   10,287    10,287   10,287    10,287

75      15     27,731 104,267  27,731 104,267 257,184      257,184      320,058   320,058   15,714    15,714   15,714    15,714

80      20         12  93,880      12  93,880 352,365      352,365      453,310   453,310   24,172    24,172   24,172    24,172

85      25          0  72,156       0  72,156       0      482,770            0   583,716        0    40,263        0    40,263

90      30          0  62,739       0  62,739       0      482,770            0   583,716      N/A       N/A      N/A       N/A

95      35          0  51,880       0  51,880       0      482,770            0   583,716      N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                      APPENDIX V: HYPOTHETICAL ILLUSTRATIONS V-5

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

---------------------------------------------------------------------------------------------------
                                                  NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
---------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                             100,000         100,000           100,000
---------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal./(1)/         104,000         104,000           104,000
---------------------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT EARNINGS: death      4,000           4,000             4,000
    benefit less net contributions (prior to the
    withdrawal in D).
    B minus A.
---------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                          0             3,000             6,000
---------------------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE EARNINGS          0               0               2,000
    ENHANCEMENT BENEFIT EARNINGS
    greater of D minus C or zero
---------------------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for the              100,000         100,000           98,000
    withdrawal in D)
    A minus E
---------------------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the withdrawal       104,000         101,000           98,000
    in D)
    B minus D
---------------------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET CONTRIBUTIONS              4,000           1,000               0
    G minus F
---------------------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR                40%             40%               40%
---------------------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT                      1,600            400                0
    H times I
---------------------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the Earnings            105,600         101,400           98,000
    enhancement benefit
    G plus J
---------------------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.

VI-1 APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-----------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------
CALIFORNIA  See ''Contract features and         If you reside in the state of
            benefits''--''Your right to cancel  California and you are age 60 and
            within a certain number of days''   older at the time the contract is
                                                issued, you may return your
                                                variable annuity contract within
                                                30 days from the date that you
                                                receive it and receive a refund as
                                                described below.

                                                If you allocate your entire
                                                initial contribution to the
                                                EQ/Money Market option (and/or
                                                guaranteed interest option, if
                                                available), the amount of your
                                                refund will be equal to your
                                                contribution, unless you make a
                                                transfer, in which case the amount
                                                of your refund will be equal to
                                                your account value on the date we
                                                receive your request to cancel at
                                                our processing office. This amount
                                                could be less than your initial
                                                con-tribution. If the Principal
                                                guarantee benefit or Guaranteed
                                                withdrawal benefit for life is
                                                elected, the investment
                                                alloca-tion during the 30 day free
                                                look period is limited to the
                                                guaranteed interest option. If you
                                                allocate any portion of your
                                                initial contribution to the
                                                variable investment options (other
                                                than the EQ/Money Market option)
                                                and/or fixed ma-turity options,
                                                your refund will be equal to your
                                                account value on the date we
                                                receive your request to cancel at
                                                our processing office.
-----------------------------------------------------------------------------------
FLORIDA     See ''Contract features and         The following information replaces
            benefits'' in ''Credits'' (For      the second bullet of the final set
            Accumulator(R) Plus/SM /contracts   of bullets in this section:
            only)
                                                .   You may annuitize your
                                                    contract after thirteen
                                                    months, however, if you elect
                                                    to receive annuity payments
                                                    within five years of the
                                                    contract date, we will recover
                                                    the credit that applies to any
                                                    contribution made in that five
                                                    years. If you start receiving
                                                    annuity payments after five
                                                    years from the contract date
                                                    and within three years of
                                                    making any contribution, we
                                                    will recover the credit that
                                                    applies to any contribution
                                                    made within the prior three
                                                    years.

                                                             APPENDIX VII:
                          STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                             CERTAIN FEATURES AND BENEFITS VII-1

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
FLORIDA      See ''Your right to cancel within   If you reside in the state of
(CONTINUED)  a certain number of days'' in       Florida and you are age 65 and
             ''Contract features and benefits''  older at the time the contract is issued, you may cancel your
                                                 variable annuity contract and
                                                 return it to us within 21 days
                                                 from the date that you receive it.
                                                 You will receive an unconditional
                                                 refund equal to the cash surrender
                                                 value provided in the annuity
                                                 contract, plus any fees or charges
                                                 deducted from the contributions or
                                                 imposed under the contract.

                                                 If you reside in the state of
                                                 Florida and you are age 64 or
                                                 younger at the time the contract
                                                 is issued, you may cancel your
                                                 variable annuity contract and
                                                 return it to us within 14 days
                                                 from the date that you receive it.
                                                 You will receive an unconditional
                                                 refund equal to your
                                                 contributions, including any
                                                 contract fees or charges.

             See ''Withdrawal charge'' in        If you are age 65 and older at the
             ''Charges and expenses''            time your contract is is-sued, the
                                                 applicable withdrawal charge will
                                                 not exceed 10% of the amount
                                                 withdrawn. In addition, no charge
                                                 will apply after the end of the
                                                 10th contract year or 10 years
                                                 after a contribution is made,
                                                 whichever is later.
------------------------------------------------------------------------------------
ILLINOIS     See ''Credits'' in ''Contract       The following information replaces
             features and benefits'' (For        the second bullet of the final set
             Accumulator(R) Plus/SM /contracts   of bullets in this section:
             only)
                                                 .   You may annuitize your
                                                     contract after twelve months,
                                                     however, if you elect to
                                                     receive annuity payments
                                                     within five years of the
                                                     contract date, we will recover
                                                     the credit that applies to any
                                                     contribution made in the first
                                                     five years. If you start
                                                     receiving annuity payments
                                                     after five years from the
                                                     contract date and within three
                                                     years of making any
                                                     contribution, we will recover
                                                     the credit that applies to any
                                                     contribution made within the
                                                     prior three years.

             See ''Loans under Rollover TSA      Your loan interest rate will not
             contracts'' in ''Accessing your     exceed 8% (or any lower max-imum
             money''                             rate that may become required by
                                                 Illinois or federal law).

             See ''Selecting an annuity payout   The following sentence replaces
             option'' under ''Your annuity       the first sentence of the second
             payout options'' in ''Accessing     paragraph in this section:
             your money''

                                                 You can choose the date annuity
                                                 payments begin but it may not be
                                                 earlier than twelve months from
                                                 the Accumu-lator(R) Series
                                                 contract date.

             Notice to all Illinois contract     Illinois law provides that a
             owners                              spouse in a civil union and a
                                                 spouse in a marriage are to be
                                                 treated identically. For pur-poses
                                                 of your contract, when we use the
                                                 term "married", we include
                                                 "parties to a civil union" and
                                                 when we use the word "spouse" we
                                                 include "parties to a civil
                                                 union". While civil union spouses
                                                 are afforded the same rights as
                                                 married spouses under Illinois
                                                 law, tax-related advantages such
                                                 as spousal continuation are
                                                 derived from federal tax law.
                                                 Illinois' Civil Union Law does not
                                                 and cannot alter federal law. The
                                                 federal Defense of Marriage Act
                                                 excludes civil unions and civil
                                                 union partners from the meaning of
                                                 the word "marriage" or "spouse" in
                                                 all federal laws. Therefore, a
                                                 civil union spouse does not
                                                 qualify for the same tax
                                                 advantages provided to a married
                                                 spouse under federal law,
                                                 including the tax benefits
                                                 afforded to the surviving spouse
                                                 of an owner of an annuity contract
                                                 or any rights under specified
                                                 tax-favored savings or retirement
                                                 plans or arrangements.
------------------------------------------------------------------------------------


      APPENDIX VII:
      STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
VII-2 CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------
 STATE                     FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------------------------
MASSACHUSETTS              Annual administrative charge        The annual administrative charge
                                                               will not be deducted from amounts
                                                               allocated to the Guaranteed
                                                               interest option.

                           See ''Disability, terminal illness  This section is deleted in its
                           or confinement to nursing home''    entirety.
                           under ''Withdrawal charge'' in
                           ''Charges and ex-penses'' (For
                           Accumulator(R), Accumulator(R)
                           Plus/SM /and Accumulator(R)
                           Elite/SM /contracts only)
--------------------------------------------------------------------------------------------------
MISSISSIPPI                Automatic Investment Program        Not Available
(Applicable under
Accumulator(R),
Accumulator(R) Plus/SM
/and Accumulator(R)
Elite/SM/ contracts only)
                           QP (defined contribution and        Not Available
                           defined benefit) contracts

                           See ''How you can contribute to     Additional contributions can only
                           your contract'' in ''Con-tract      be made within the first year
                           features and benefits'' and         after the contract issue date. The
                           "Appendix X"                        150% limit does not apply.
--------------------------------------------------------------------------------------------------

The following information applies to Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R)
Elite/SM/ contracts sold in New Jersey from May 29, 2007 to September 10, 2007 and Accumulator(R)
Select/SM/ contracts sold in New Jersey from August 6, 2007 to September 10, 2007:

NEW JERSEY                 ''Greater of 6 1/2% Roll-Up to age  All references to this feature are
                           85 or Annual Ratchet to age 85      deleted in their entirety.
                           enhanced death benefit''
                                                               You have the choice of the
                                                               following guaranteed minimum death
                                                               benefits: the Greater of 6%
                                                               Roll-Up to age 85 or Annual
                                                               Ratchet to age 85; the Greater of
                                                               3% Roll-Up to age 85 or Annual
                                                               Ratchet to age 85; the Annual
                                                               Ratchet to age 85; the Standard
                                                               death benefit; the GWBL Standard
                                                               death benefit; or the GWBL
                                                               Enhanced death benefit.

                           See ''Guaranteed minimum death      The charge for the Greater of 6%
                           benefit charge'' in ''Fee table''   Roll-Up to age 85 or Annual
                                                               Ratchet to age 85 is 0.60%

                                                               The charge for the Greater of 3%
                                                               Roll-Up to age 85 or Annual
                                                               Ratchet to age 85 is 0.60%

                           See ''Guaranteed minimum death      Footnote (5) (and all related
                           benefit charge'' and ''Guaranteed   text) is deleted in its entirety.
                           minimum income benefit charge'' in  We do not reserve the right to
                           ''Fee table''                       increase your charge if you reset
                                                               your Greater of 6% to age 85 or
                                                               Annual Ratchet to age 85 enhanced
                                                               death benefit and Guaranteed
                                                               minimum income benefit Roll-Up
                                                               benefit base.

                           See ''Guaranteed minimum income     All references to resetting your
                           benefit and the Roll-Up benefit     Roll-Up benefit base on each
                           base reset'' in ''Contract          contract date anniversary are
                           features and benefits''             deleted in their entirety here and
                                                               throughout the Prospectus.
                                                               Instead, if you elect the
                                                               Guaranteed minimum income benefit
                                                               alone or together with the Greater
                                                               of 6% Roll-Up to age 85 or Annual
                                                               Ratchet to age 85 enhanced death
                                                               benefit, you will be eligible to
                                                               reset the Roll-Up benefit base for
                                                               these guaran-teed benefits to
                                                               equal the account value as of the
                                                               5th or later contract date
                                                               anniversary. Each time you reset
                                                               the Roll-Up benefit base, your
                                                               Roll-Up benefit base will not be
                                                               eligible for another reset for
                                                               five years.

                                                               The Guaranteed minimum income
                                                               benefit that includes the 6 1/2%
                                                               Roll-Up benefit base is not
                                                               available in combination with the
                                                               Greater of 6% Roll-Up to age 85 or
                                                               Annual Ratchet to age 85 enhanced
                                                               death benefit.
--------------------------------------------------------------------------------------------------


                                                             APPENDIX VII:
                          STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                             CERTAIN FEATURES AND BENEFITS VII-3

---------------------------------------------------------------------------------------------------
             FEATURES AND
 STATE       BENEFITS             AVAILABILITY OR VARIATION
---------------------------------------------------------------------------------------------------

NEW JERSEY   See ''Guaranteed     The table showing the maximum periods certain available under
(CONTINUED)  minimum income       the life with a period certain payout option is deleted in
             benefit'' in         its entirety and replaced with the following:
             ''Contract features
             and benefits''
                                                         LEVEL PAYMENTS
                                  -----------------------------------------------------------------
                                                                  PERIOD CERTAIN YEARS
                                        OWNER'S         -------------------------------------------
                                    AGE AT EXERCISE            IRAS                   NQ
                                  -                     -------------------------------------------
                                    75 and younger              10                    10
                                          76                     9                    10
                                          77                     8                    10
                                          78                     7                    10
                                          79                     7                    10
                                          80                     7                    10
                                          81                     7                     9
                                          82                     7                     8
                                          83                     7                     7
                                          84                     6                     6
                                          85                     5                     5

              See ''Greater of 6% Roll-Up to age  The second sentence of the first
              85 or Annual Ratchet to age 85''    paragraph and the entire second
              under ''Guaranteed minimum death    paragraph are deleted in their
              benefit charge'' in ''Charges and   entirety and replaced with the
              expenses''                          following:

                                                  The charge is equal to 0.60% of
                                                  the Greater of the 6% Roll-Up to
                                                  age 85 or the Annual Ratchet to
                                                  age 85 benefit base.

              See ''Greater of 3% Roll-Up to age  The second sentence is deleted in
              85 or Annual Ratchet to age 85''    its entirety and replaced with the
              under ''Guaranteed minimum death    following:
              benefit char-ge'' in ''Charges and
              expenses''

                                                  The charge is equal to 0.60% of
                                                  the Greater of the 3% Roll-up to
                                                  age 85 or the Annual Ratchet to
                                                  age 85 benefit base.

              See ''Guaranteed minimum income     The third paragraph is deleted in
              benefit charge'' in ''Charges and   its entirety.
              expenses''
-------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                       Your contract refers to
                                                  contributions as premiums.

              Special dollar cost averaging       In Pennsylvania, we refer to this
              program (for Accumulator(R) and     program as ''enhanced rate dollar
              Accumulator(R) Elite/SM /contracts  cost averaging.''
              only)

              See ''Disability, terminal          Item (iii) under this section is
              illness, or confinement to nursing  deleted in its entirety.
              home'' under ''Withdrawal charge''
              in ''Charges and ex-penses'' (For
              Accumulator(R), Accumulator(R)
              Plus/SM /and Accumulator(R)
              Elite/SM /contracts only)

              Required disclosure for             Any person who knowingly and with
              Pennsylvania customers              intent to defraud any insurance
                                                  company or other person files an
                                                  application for insurance or
                                                  statement of claim containing any
                                                  materially false information or
                                                  conceals for the purpose of
                                                  misleading, information concerning
                                                  any fact material thereto commits
                                                  a fraudulent insurance act, which
                                                  is a crime and subjects such
                                                  person to criminal and civil
                                                  penalties.
-------------------------------------------------------------------------------------

      APPENDIX VII:
      STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
VII-4 CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO  Beneficiary continuation option     Not Available
             (IRA)

             IRA, Roth IRA, Inherited IRA,       Not Available
             Rollover TSA and QP (Defined
             Benefit) contracts

             See ''How you can contribute to     Specific requirements for
             your contract'' in ''Con-tract      purchasing QP contracts in Puerto
             features and benefits'' and         Rico are outlined below in
             "Appendix X" (For Accu-mulator(R),  ''Purchase considerations for QP
             Accumulator(R) Plus/SM /and         (Defined Contribution) contracts
             Accumulator(R) Elite/SM /contracts  in Puerto Rico''.
             only)

             See ''Exercise rules'' under ''How  Exercise restrictions for the GMIB
             you can contribute to your          on a Puerto Rico QPDC contract are
             contract'' in ''Contract features   described below, under ''Purchase
             and benefits'' (For                 consid-erations for QP (Defined
             Accumulator(R), Accumulator(R)      Contribution) contracts in Puerto
             Plus/SM /and Accumulator(R)         Rico'', and in your contract.
             Elit-e/SM /contracts only)

             See ''Income Manager(R) payout      This payout option is not
             options'' in ''Accessing your       available with QPDC contracts.
             money'' (For Accumulator(R),
             Accumulator(R) Plus/SM /and
             Accumulator(R) Elite/SM /contracts
             only)

             See ''Transfers of ownership,       Transfers of ownership of QP
             collateral assignments, loans and   contracts are governed by Puerto
             borrowing'' in ''More               Rico law. Please consult your tax,
             information'' (For Accumulator(R),  legal or plan advi-sor if you
             Accumulator(R) Plus/SM /and         intend to transfer ownership of
             Accumulator(R) Elite/SM/ contracts  your contract.
             only)

             ''Purchase considerations for QP    PURCHASE CONSIDERATIONS FOR QP
             (Defined Contribution) contracts    (DEFINED CONTRIBUTION) CONTRACTS
             in Puerto Rico''--this section      IN PUERTO RICO:
             replaces ''Appen-dix II: Purchase   Trustees who are considering the
             considerations for QP contracts''   purchase of an Accumu-lator(R)
             in this Prospectus. (For            Series QP contract in Puerto Rico
             Accumulator(R), Accumulator(R)      should discuss with their tax,
             Plus/SM/ and Accumulator(R)         legal and plan advisors whether
             Elite/SM/ contracts only)           this is an appro-priate investment
                                                 vehicle for the employer's plan.
                                                 Trustees should consider whether
                                                 the plan provisions permit the
                                                 in-vestment of plan assets in the
                                                 QP contract, the Guaranteed
                                                 minimum income benefit and other
                                                 guaranteed benefits, and the
                                                 payment of death benefits in
                                                 accordance with the requirements
                                                 of Puerto Rico income tax rules.
                                                 The QP con-tract and this
                                                 Prospectus should be reviewed in
                                                 full, and the following factors,
                                                 among others, should be noted.

                                                 LIMITS ON CONTRACT OWNERSHIP:
                                                 .   The QP contract is offered
                                                     only as a funding vehicle to
                                                     qualified plan trusts of
                                                     single participant defined
                                                     contribution plans that are
                                                     tax-qualified under Puerto
                                                     Rico law, not United States
                                                     law. The contract is not
                                                     available to US qualified
                                                     plans or to defined benefit
                                                     plans qualifying under Puerto
                                                     Rico law.

                                                 .   The QP contract owner is the
                                                     qualified plan trust. The
                                                     annuitant under the contract
                                                     is the self-employed Puerto
                                                     Rico resident, who is the sole
                                                     plan participant.

                                                 .   This product should not be
                                                     purchased if the self-
                                                     employed individual
                                                     anticipates having additional
                                                     employees become eligible for
                                                     the plan. We will not allow
                                                     additional contracts to be
                                                     issued for participants other
                                                     than the original business
                                                     owner.

                                                 .   If the business that sponsors
                                                     the plan adds another
                                                     employee, no further
                                                     contributions may be made to
                                                     the contract. If the employer
                                                     moves the funds to another
                                                     funding vehicle that can
                                                     accommodate more than one
                                                     employee, this move could
                                                     result in surrender charges,
                                                     if applicable, and the loss of
                                                     guaranteed benefits in the
                                                     contract.
------------------------------------------------------------------------------------


                                                             APPENDIX VII:
                          STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                             CERTAIN FEATURES AND BENEFITS VII-5

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------

PUERTO RICO                                      LIMITS ON CONTRIBUTIONS:
(CONTINUED)                                      .   All contributions must be
                                                     direct transfers from other
                                                     investments within an existing
                                                     qualified plan trust.

                                                 .   Employer payroll contributions
                                                     are not accepted.

                                                 .   Only one additional transfer
                                                     contribution may be made per
                                                     contract year.

                                                 .   Checks written on accounts
                                                     held in the name of the
                                                     employer instead of the plan
                                                     or the trustee will not be
                                                     accepted.

                                                 .   As mentioned above, if a new
                                                     employee becomes eligible for
                                                     the plan, the trustee will not
                                                     be permitted to make any
                                                     further contributions to the
                                                     contract established for the
                                                     original business owner.

                                                 LIMITS ON PAYMENTS:
                                                 .   Loans are not available under
                                                     the contract.

                                                 .   All payments are made to the
                                                     plan trust as owner, even
                                                     though the plan
                                                     participant/annuitant is the
                                                     ultimate recipient of the
                                                     benefit payment.

                                                 .   AXA Equitable does no tax
                                                     reporting or withholding of
                                                     any kind. The plan
                                                     administrator or trustee will
                                                     be solely responsible for
                                                     performing or providing for
                                                     all such services.

                                                 .   AXA Equitable does not offer
                                                     contracts that qualify as IRAs
                                                     under Puerto Rico law. The
                                                     plan trust will exercise the
                                                     GMIB and must continue to hold
                                                     the supplementary contract for
                                                     the duration of the GMIB
                                                     payments.

                                                 PLAN TERMINATION:
                                                 .   If the plan participant
                                                     terminates the business, and
                                                     as a result wishes to
                                                     terminate the plan, the trust
                                                     would have to be kept in
                                                     existence to receive payments.
                                                     This could create expenses for
                                                     the plan.

                                                 .   If the plan participant
                                                     terminates the plan and the
                                                     trust is dissolved, or if the
                                                     plan trustee (which may or may
                                                     not be the same as the plan
                                                     participant) is unwilling to
                                                     accept payment to the plan
                                                     trust for any reason, AXA
                                                     Equitable would have to change
                                                     the contract from a Puerto
                                                     Rico QP to NQ in order to make
                                                     payments to the individual as
                                                     the new owner. Depending on
                                                     when this occurs, it could be
                                                     a taxable distribution from
                                                     the plan, with a potential tax
                                                     of the entire account value of
                                                     the contract. Puerto Rico
                                                     income tax withholding and
                                                     reporting by the plan trustee
                                                     could apply to the
                                                     distribution transaction.

                                                 .   If the plan trust is receiving
                                                     GMIB payments and the trust is
                                                     subsequently terminated,
                                                     transforming the contract into
                                                     an individually owned NQ
                                                     contract, the trustee would be
                                                     responsible for the applicable
                                                     Puerto Rico income tax
                                                     withholding and reporting on
                                                     the present value of the
                                                     remaining annuity payment
                                                     stream.

                                                 .   AXA Equitable is a U.S.
                                                     insurance company, therefore
                                                     distributions under the NQ
                                                     contract could be subject to
                                                     United States taxation and
                                                     withholding on a ''taxable
                                                     amount not determined'' basis.
------------------------------------------------------------------------------------

      APPENDIX VII:
      STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
VII-6 CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
PUERTO RICO  Tax information--special rules for  Income from NQ contracts we issue
(CONTINUED)  NQ contracts                        is U.S. source. A Puerto Rico
                                                 resident is subject to U.S.
                                                 taxation on such U.S. source
                                                 income. Only Puerto Rico source
                                                 income of Puerto Rico residents is
                                                 excludable from U.S. taxation.
                                                 Income from NQ contracts is also
                                                 subject to Puerto Rico tax. The
                                                 calculation of the taxable portion
                                                 of amounts distributed from a
                                                 con-tract may differ in the two
                                                 jurisdictions. Therefore, you
                                                 might have to file both U.S. and
                                                 Puerto Rico tax returns, showing
                                                 different amounts of income from
                                                 the contract for each tax return.
                                                 Puerto Rico generally provides a
                                                 credit against Puerto Rico tax for
                                                 U.S. tax paid. Depending on your
                                                 personal situation and the timing
                                                 of the different tax li-abilities,
                                                 you may not be able to take full
                                                 advantage of this credit.
------------------------------------------------------------------------------------
TEXAS        See ''Annual administrative         The annual administrative charge
             charge'' in ''Charges and           will not be deducted from amounts
             expenses''                          allocated to the Guaranteed
                                                 interest option.
------------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option          Not Available

             Investment                          Not Available
             simplifier--Fixed-dollar option
             and Interest sweep option

             Fixed maturity options              Not Available

             Income Manager(R) payout option     Not Available

             Earnings enhancement benefit        Not Available

             Special dollar cost averaging       .   Available only at issue
             program (for Accumulator(R) and
             Accumulator(R) Elite/SM /contracts
             only)

                                                 .   Subsequent contributions
                                                     cannot be used to elect new
                                                     programs. You may make
                                                     subsequent contributions to
                                                     the initial programs while
                                                     they are still running.

             ''Greater of 6 1/2% Roll-Up to age  All references to these features
             85 or Annual Ratchet to age 85      are deleted in their entirety. You
             enhanced death benefit'';           have the choice of the following
             ''Greater of 6% Roll-Up to age 85   guaranteed minimum death benefits:
             or Annual Ratchet to age 85         the Greater of 4% Roll-Up to age
             enhanced death benefit''; and       85 or Annual Ratchet to age 85
             ''GWBL Enhanced death benefit''     enhanced death benefit; the
                                                 Greater of 3% Roll-Up to age 85 or
                                                 Annual Ratchet to age 85 enhanced
                                                 death benefit; the Annual Ratchet
                                                 to age 85; the Standard death
                                                 benefit; or the GWBL Standard
                                                 death benefit.

             See ''Guaranteed minimum death      The charge for the Greater of 4%
             benefit charge'' in ''Fee table''   Roll-Up to age 85 or Annual
             and in ''Charges and expenses''     Ratchet to age 85 is 0.65% and
                                                 cannot be increased.

             See ''How you can contribute to     .   For contracts with GWBL, the
             your contract'' in ''Contract           $1,500,000 contribution limit
             features and benefits''                 applies for all issue ages.

                                                 .   The second sentence of the
                                                     third paragraph is deleted.
                                                     The paragraph now reads: ''We
                                                     limit aggregate contributions
                                                     made after the first contract
                                                     year to 150% of first-year
                                                     contributions.''
------------------------------------------------------------------------------------

                                                             APPENDIX VII:
                          STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                             CERTAIN FEATURES AND BENEFITS VII-7

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON   See ''Guaranteed minimum death      .   If you elect the 6 1/2% (or
(CONTINUED)  benefit and Guaranteed minimum          6%, as applicable) Guaranteed
             income benefit base'' in                minimum income benefit with
             ''Contract features and benefits''      the Greater of 4% Roll-Up to
                                                     age 85 or Annual Ratchet to
                                                     age 85 enhanced death benefit,
                                                     the variable investment
                                                     options (including amounts
                                                     allocated to the account for
                                                     special money market dollar
                                                     cost averaging under
                                                     Accumulator(R) Plus/SM /and
                                                     Accumulator(R) Select/SM
                                                     /contracts but excluding all
                                                     other amounts allocated to the
                                                     EQ/Money Market variable
                                                     investment option) and the
                                                     account for special dollar
                                                     cost averaging (under
                                                     Accumulator(R) and
                                                     Accumulator(R) Elite/SM
                                                     /contracts only) will roll up
                                                     at an annual rate of 6 1/2%
                                                     (or 6%, as applicable) for the
                                                     Guaranteed minimum income
                                                     benefit base and 4% for the 4%
                                                     Roll-Up to age 85 benefit base.

                                                 .   If you elect the Greater of 4%
                                                     Roll-Up to age 85 or Annual
                                                     Ratchet to age 85 enhanced
                                                     death benefit, without a
                                                     Guaranteed minimum income
                                                     benefit, the variable
                                                     investment options (including
                                                     amounts allocated to the
                                                     account for special money
                                                     market dollar cost averaging
                                                     under Accumulator(R) Plus/SM
                                                     /and Accumulator(R) Select/SM
                                                     /contracts but excluding all
                                                     other amounts allocated to the
                                                     EQ/Money Market variable
                                                     investment option) and the
                                                     account for special dollar
                                                     cost averaging (under
                                                     Accumulator(R) and
                                                     Accumulator(R) Elite/SM
                                                     /contracts only) will roll up
                                                     at an annual rate of 4% for
                                                     the 4% Roll-Up to age 85
                                                     benefit base.

             See ''Guaranteed minimum income     Your ''Greater of 4% Roll-Up to
             benefit and the Roll-Up benefit     age 85 or Annual Ratchet to age 85
             base reset'' in ''Contract          enhanced death benefit'' benefit
             features and benefits''             base will reset only if your
                                                 account value is greater than your
                                                 Guaranteed minimum income benefit
                                                 Roll-Up benefit base.

             See ''How withdrawals affect your   The first sentence of the third
             Guaranteed minimum income benefit   paragraph is replaced with the
             and Guaranteed minimum death        following:
             benefit'' in ''Accessing your       .   With respect to the 6 1/2% (or
             money''                                 6%, as applicable) Guaranteed
                                                     minimum income benefit,
                                                     withdrawals (including any
                                                     applicable withdrawal charges)
                                                     will reduce the 6 1/2% (or 6%,
                                                     as applicable) Roll-Up to age
                                                     85 benefit base on a
                                                     dollar-for-dollar basis, as
                                                     long as the sum of the
                                                     withdrawals in a contract year
                                                     is 6 1/2% (or 6%, as
                                                     applicable) or less of the
                                                     6 1/2% (or 6%, as applicable)
                                                     Roll-Up benefit base on the
                                                     contract issue date or the
                                                     most recent contract date
                                                     anniversary, if later.

                                                 .   With respect to the Guaranteed
                                                     minimum income benefit and the
                                                     Greater of 4% Roll-Up to age
                                                     85 or Annual Ratchet to age 85
                                                     enhanced death benefit, if
                                                     elected in combination,
                                                     withdrawals (including any
                                                     applicable withdrawal charges)
                                                     will reduce each of the
                                                     benefits' Roll-Up to age 85
                                                     benefit base on a dollar-
                                                     for-dollar basis, as long as
                                                     the sum of the withdrawals in
                                                     a contract year is 6 1/2% (or
                                                     6%, as applicable) or less of
                                                     the Guaranteed minimum income
                                                     benefit's Roll- Up benefit
                                                     base on the contract issue
                                                     date or the most recent
                                                     contract date anniversary, if
                                                     later.
------------------------------------------------------------------------------------

      APPENDIX VII:
      STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
VII-8 CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON                                       .   With respect to the Greater of
(CONTINUED)                                          4% Roll-Up to age 85 or Annual
                                                     Ratchet to age 85 enhanced
                                                     death benefit, if elected
                                                     without the Guaranteed minimum
                                                     income benefit, withdrawals
                                                     (including any applicable
                                                     withdrawal charges) will
                                                     reduce the 4% Roll-Up to age
                                                     85 benefit base on a
                                                     dollar-for-dollar basis, as
                                                     long as the sum of the
                                                     withdrawals in a contract year
                                                     is 6% or less of the 4%
                                                     Roll-Up to age 85 benefit base
                                                     on the contract issue date or
                                                     the most recent contract date
                                                     anniversary, if later.

                                                 .   With respect to the Greater of
                                                     3% Roll-Up to age 85 or Annual
                                                     Ratchet to age 85 enhanced
                                                     death benefit, withdrawals
                                                     (including any applicable
                                                     withdrawal charges) will
                                                     reduce the 3% Roll-Up to age
                                                     85 benefit base on a
                                                     dollar-for-dollar basis, as
                                                     long as the sum of the
                                                     withdrawals in a contract year
                                                     is 3% or less of the 3%
                                                     Roll-Up to age 85 enhanced
                                                     death benefit base on the
                                                     contract issue date or the
                                                     most recent contract date
                                                     anniversary, if later.

             See ''Guaranteed minimum death      You have a choice of the standard
             benefit'' in ''Contract features    death benefit, the Annual Ratchet
             and benefits''                      to age 85 enhanced death benefit,
                                                 the Greater of 3% Roll-Up to age
                                                 85 or Annual Ratchet to age 85
                                                 en-hanced death benefit, or the
                                                 Greater of 4% Roll-Up to age 85 or
                                                 Annual Ratchet to age 85 enhanced
                                                 death benefit.

             See ''GWBL Guaranteed minimum       Only the GWBL Standard death
             death benefit'' under ''Guaranteed  benefit is available.
             withdrawal benefit for life
             (''GWBL'')'' in ''Contract
             features and benefits''

             See ''Annual administrative         The second paragraph of this
             charge'' in ''Charges and           section is replaced with the
             expenses''                          following: The annual
                                                 administrative charge will be
                                                 de-ducted from the value in the
                                                 variable investment options on a
                                                 pro rata basis. If those amounts
                                                 are insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for special
                                                 dollar cost averaging (for
                                                 Accumulator(R) and Accu-mulator(R)
                                                 Elite/SM /contracts) or the
                                                 account for special money market
                                                 dollar cost averaging (for
                                                 Accumulator(R) Plus/SM /and
                                                 Accumulator(R) Select/SM
                                                 /contracts). If the contract is
                                                 surren-dered or annuitized or a
                                                 death benefit is paid on a date
                                                 other than a contract date
                                                 anniversary, we will deduct a pro
                                                 rata portion of that charge for
                                                 the year.

             See ''10% free withdrawal amount''  The 10% free withdrawal amount
             under ''Withdrawal charge'' in      applies to full surrenders.
             ''Charges and expenses'' (For
             Accumulator(R), Accumulator(R)
             Plus/SM /and Accumulator(R)
             Elite/SM /contracts only)

             See ''Certain withdrawals'' under   If you elect the Greater of 4%
             ''Withdrawal charge'' in ''Charges  Roll-Up to age 85 or Annual
             and expenses'' (For                 Ratchet to age 85 enhanced death
             Accumulator(R), Accumulator(R)      benefit without a Guar-anteed
             Plus/SM /and Accumulator(R)         minimum income benefit, the
             Elite/SM /contracts only)           withdrawal charge will be waived
                                                 for any withdrawal that, together
                                                 with any prior withdrawals made
                                                 during the contract year, does not
                                                 exceed 6% of the beginning of
                                                 contract year 4% Roll-Up to age 85
                                                 benefit base, even if such
                                                 withdrawals exceed the free
                                                 withdrawal amount.
------------------------------------------------------------------------------------

                                                             APPENDIX VII:
                          STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
                                             CERTAIN FEATURES AND BENEFITS VII-9

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON   See ''Withdrawal charge'' in        The owner (or older joint owner,
(CONTINUED)  ''Charges and expenses'' un-der     if applicable) has qualified to
             ''Disability, terminal illness, or  receive Social Security disability confinement to nursing home'' (For  benefits as certified by the
             Accumulator(R), Accumulator(R)      Social Security Administration or
             Plus/SM /and Accu-mulator(R)        a statement from an in-dependent
             Elite/SM /contracts only)           U.S. licensed physician stating
                                                 that the owner (or older joint
                                                 owner, if applicable) meets the
                                                 definition of total disability for
                                                 at least 6 continuous months prior
                                                 to the notice of claim. Such
                                                 disability must be re-certified
                                                 every 12 months.
------------------------------------------------------------------------------------

       APPENDIX VII:
       STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
VII-10 CERTAIN FEATURES AND BENEFITS

Appendix VIII: Contract variations

--------------------------------------------------------------------------------


The contracts described in this Prospectus are no longer being sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the ''Approximate Time Period'' below, the noted variation may apply to you.


In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

---------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD            FEATURE/BENEFIT           VARIATION
---------------------------------------------------------------------------------------------------
May 2007-February 2008 (through     Guaranteed withdrawal     At no additional charge,
March 2008 in Nevada)               benefit for life - 5%     during the first ten contract
                                    deferral bonus            years, in each year you have
                                                              not taken a withdrawal, we
                                                              will increase your GWBL
                                                              benefit base by an amount
                                                              equal to 5% of your total
                                                              contributions. If the Annual
                                                              Ratchet (as discussed
                                                              immediately above) occurs on
                                                              any contract date anniversary,
                                                              for the next and subsequent
                                                              contract years, the bonus will
                                                              be 5% of the most recent
                                                              ratcheted GWBL benefit base
                                                              plus any subsequent
                                                              contributions. If the GWBL
                                                              benefit base is reduced due to
                                                              an Excess withdrawal, the 5%
                                                              deferral bonus will be
                                                              calculated using the reset
                                                              GWBL benefit base plus any
                                                              appli-cable contributions. The
                                                              deferral bonus generally
                                                              excludes con-tributions made
                                                              in the prior 12 months. In the
                                                              first contract year, the
                                                              deferral bonus is determined
                                                              using all contributions
                                                              received in the first 90 days
                                                              of the contract year. On any
                                                              contract date anniversary on
                                                              which you are eligible for a
                                                              bonus, we will calculate the
                                                              appli-cable bonus amount. If,
                                                              when added to the current GWBL
                                                              benefit base, the amount is
                                                              greater than your account
                                                              value, that amount will become
                                                              your new GWBL benefit base. If
                                                              that amount is less than or
                                                              equal to your account value,
                                                              your GWBL benefit base will be
                                                              ratcheted to equal your
                                                              account value, and the 5%
                                                              deferral bonus will not apply.
                                                              If you opt out of the Annual
                                                              Ratchet (as discussed
                                                              immediately above), the 5%
                                                              deferral bonus will still
                                                              apply.

                                    200% Initial GWBL         Not available
                                    benefit base guarantee
                                    Guaranteed annual         The Applicable percentages for
                                    withdrawal amount         the Guaranteed annual
                                                              withdrawal amount are as
                                                              follows:
                                                              -------------------------------------

                                                              Age             Applicable percentage
                                                              ---             ---------------------
                                                              -------------------------------------
                                                              45-64           4.0%
                                                              65-74           5.0%
                                                              75-84           6.0%
                                                              85 and older    7.0%
                                                              -------------------------------------

                                    Guaranteed withdrawal     If you elect the Single Life
                                    benefit for life benefit  option, the charge is equal to
                                    charge                    0.60%. If you elect the Joint
                                                              Life option, the charge is
                                                              equal to 0.75%.

                                                              The maximum charge for the
                                                              Single Life option is 0.75%.

                                                              The maximum charge for the
                                                              Joint Life option is 0.90%

                                       APPENDIX VIII: CONTRACT VARIATIONS VIII-1

-------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD            FEATURE/BENEFIT           VARIATION
-------------------------------------------------------------------------------------------------
                                    How withdrawals affect    Your GWBL Standard death benefit
                                    your GWBL and GWBL        base and GWBL Enhanced death
                                    Guaranteed minimum death  benefit base are re-duced on a
                                    benefit                   dollar-for-dollar basis by any
                                                              withdrawal up to the Guaranteed
                                                              annual withdrawal amount. Once a
                                                              withdrawal causes cumulative
                                                              withdrawals in a contract year to
                                                              exceed your Guaranteed annual
                                                              with-drawal amount, your GWBL
                                                              Standard death benefit base and
                                                              GWBL Enhanced death benefit base
                                                              are reduced on a pro rata basis.
                                                              If the reduced GWBL Enhanced death
                                                              benefit base is greater than your
                                                              account value (after the Excess
                                                              withdrawal), we will further
                                                              reduce your GWBL Enhanced death
                                                              benefit base to equal your account
                                                              value.

                                    Maximum payment plan      The amount of the withdrawal will
                                                              increase following any Annual
                                                              Ratchet or 5% deferral bonus.

                                    Customized payment plan   The amount of the withdrawal will
                                                              not be in-creased following any
                                                              Annual Ratchet or 5% deferral
                                                              bonus. You must elect to change
                                                              the scheduled payment amount.

                                    Annuity maturity date     The minimum death benefit will be
                                                              reduced dollar-for-dollar by each
                                                              payment.
-------------------------------------------------------------------------------------------------

VIII-2 APPENDIX VIII: CONTRACT VARIATIONS

Appendix IX: Tax-sheltered annuity contracts (TSAs)


With limited exceptions, we no longer accept contributions to the contracts. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.


--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as ''403(b) annuity contracts'' or ''Tax Sheltered Annuity'' contracts (''TSAs''). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under
Section 403(b) of the Code (''2007 Regulations''). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 (''Rev. Rul. 90-24''), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

Contributions to an Accumulator(R) Series TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an ''approved vendor'' under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under ''Federal and state income tax withholding and information reporting'' in the ''Tax Information'' section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

                        APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS) IX-1

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under ''Guaranteed withdrawal benefit for life (''GWBL'')'' in the ''Contract features and benefits'' in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

IX-2 APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an ''eligible rollover distribution'' from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the ''Tax Information'' section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2 . This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

                        APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS) IX-3

Appendix X: Rules regarding contributions to your contract


With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
NQ                   Accumulator(R)             Accumulator(R) $5,000         After-tax money.
                     Accumulator(R) Elite/SM/      (initial)
                     Accumulator(R) Select/SM/  Accumulator(R) Plus/SM/       Paid to us by check or
                     0 through 85                  Accumulator(R) Elite/SM/      transfer of contract
                                                   $10,000 (initial)             value in a tax-deferred
                     Accumulator(R) Plus/SM/    Accumulator(R) Select/SM/        exchange under
                     0 through 80                  $25,000 (initial)             Section 1035 of the
                                                The Accumulator(R) Series        Internal Revenue Code.
                                                   $500 (additional)
                                                The Accumulator(R) Series
                                                   $100 monthly and $300
                                                   quarterly under our
                                                   automatic investment
                                                   program (additional)

-----------------------------------------------------------------------------------------------------------
Rollover IRA         Accumulator(R)             Accumulator(R) $5,000         Eligible rollover
                     Accumulator(R) Elite/SM/      (initial)                     distributions from
                     Accumulator(R) Select/SM/                                   403(b) plans, qualified
                     20 through 85              Accumulator(R) Plus/SM/          plans, and
                                                   Accumulator(R) Elite/SM/      governmental employer
                     Accumulator(R) Plus/SM/       $10,000 (initial)             457(b) plans.
                     20 through 80
                                                Accumulator(R) Select/SM/     Rollovers from another
                                                   $25,000 (initial)             traditional individual
                                                                                 retirement
                                                The Accumulator(R) Series        arrangement.
                                                   $50 (additional)
                                                                              Direct custodian-to-
                                                $100 monthly and $300            custodian transfers
                                                   quarterly under our           from another
                                                   automatic investment          traditional individual
                                                   program (additional)          retirement
                                                   (subject to tax               arrangement.
                                                   maximums)
                                                                              Regular IRA
                                                                                 contributions.

                                                                              Additional catch-up
                                                                                 contributions.












-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
NQ                   Accumulator(R)
                        Accumulator(R) Elite/SM/
                        Accumulator(R) Select/SM/ No
                        additional contributions
                        may be made after
                        attainment of age 86, or
                        if later, the first contract
                        date anniversary./(2)/

                     Accumulator(R) Plus/SM/ No
                        additional contributions
                        may be made after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2)/
-------------------------------------------------------
Rollover IRA         Accumulator(R)
                        Accumulator(R) Elite/SM/
                        Accumulator(R) Select/SM/ No
                        additional contributions
                        may be made after
                        attainment of age 86, or,
                        if later, the first contract
                        date anniversary./(2)/
                     Accumulator(R) Plus/SM/ No
                        additional contributions
                        after attainment of age
                        81 or, if later, the first
                        contract date
                        anniversary./(2)/
                     Contributions after age
                        70 1/2 must be net of
                        required minimum
                        distributions.
                     Although we accept
                        regular IRA contributions
                        (limited to $5,000) under
                        Rollover IRA contracts,
                        we intend that the
                        contract be used
                        primarily for rollover and
                        direct transfer
                        contributions.
                     Additional catch-up
                        contributions of up to
                        $1,000 per calendar year
                        where the owner is at
                        least age 50 but
                        underage 70 1/2 at any
                        time during the calendar
                        year for which the
                        contribution is made.
-------------------------------------------------------

X-1 APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Roth Conversion IRA  Accumulator(R)             Accumulator(R) $5,000         Rollovers from another
                     Accumulator(R) Elite/SM/      (initial)                     Roth IRA.
                     Accumulator(R) Select/SM/
                     20 through 85              Accumulator(R) Plus/SM/       Rollovers from a
                                                   Accumulator(R) Elite/SM/      ''designated Roth
                     Accumulator(R) Plus/SM/       $10,000 (initial)             contribution account''
                     20 through 80                                               under specified
                                                Accumulator(R) Select/SM/        retirement plans.
                                                   $25,000 (initial)
                                                                              Conversion rollovers
                                                The Accumulator(R) Series        from a traditional IRA
                                                   $50 (additional)              or other eligible
                                                                                 retirement plan.
                                                $100 monthly and $300
                                                   quarterly under our        Direct transfers from
                                                   automatic investment          another Roth IRA.
                                                   program (additional)
                                                   (subject to tax            Regular Roth IRA
                                                   maximums)                     contributions.

                                                                              Additional catch-up
                                                                                 contributions.





















----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Roth Conversion IRA  Accumulator(R)
                        Accumulator(R) Elite/SM/
                        Accumulator(R) Select/SM/ No
                        additional contributions
                        may be made after
                        attainment of age 86, or,
                        if later, the first contract
                        date anniversary./(2)/

                     Accumulator(R) Plus/SM /No
                        additional contributions
                        may be made after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2)/

                     Conversion rollovers
                        after age 70 1/2 must be
                        net of required minimum
                        distributions for the
                        traditional IRA or other
                        eligible retirement plan
                        which is the source of
                        the conversion rollover.

                     Although we accept
                        regular Roth IRA
                        contributions (limited to
                        $5,000) under Roth IRA
                        contracts, we intend that
                        the contract be used
                        primarily for rollover and
                        direct transfer
                        contributions.

                     Additional catch-up
                        contributions of up to
                        $1,000 per calendar year
                        where the owner is at
                        least age 50 at any time
                        during the calendar year
                        for which the
                        contribution is made.
-------------------------------------------------------

                  APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT X-2

--------------------------------------------------------------------------------------------------------------------------------

                                                                                                           LIMITATIONS
                             AVAILABLE FOR OWNER AND    MINIMUM                                            ON
 CONTRACT TYPE               ANNUITANT ISSUE AGES       CONTRIBUTIONS        SOURCE OF CONTRIBUTIONS       CONTRIBUTIONS/(1)/
--------------------------------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/            Accumulator(R)             .   Accumulator(R)   With documentation of         .
                             Accumulator(R) Elite/SM/       $5,000 (initial)    employer or plan               Accumulator(R)
                             Accumulator(R) Select/SM/                          approval, and limited          Accumulator(R)
                             20 through 85              .   Accumulator(R)      to pre-tax funds, direct       Elite/SM/
                                                            Plus/SM/            plan-to-plan transfers         Accumulator(R)
                             Accumulator(R) Plus/SM/        Accumulator(R)      from another 403(b)            Select/SM/
                             20 through 80                  Elite/SM/           plan or contract               No
                                                            $10,000             exchanges from                 additional
                                                            (initial)           another 403(b)                 contributions
                                                                                contract under the             may
                                                        .   Accumulator(R)      same plan.                     be
                                                            Select/SM/                                         made
                                                            $25,000          With documentation of             after
                                                            (initial)           employer or plan               attainment
                                                                                approval, and limited          of
                                                        .   The                 to pre-tax funds,              age
                                                            Accumulator(R)      eligible rollover              86,
                                                            Series $500         distributions from other       or,
                                                            (additional)        403(b) plans, qualified        if
                                                                                plans, governmental            later,
                                                                                employer 457(b) plans          the
                                                                                or traditional IRAs.           first
                                                                                                               contract
                                                                                                               date
                                                                                                               anniversary./(2)/

                                                                                                           .
                                                                                                               Accumulator(R)
                                                                                                               Plus/SM/
                                                                                                               No
                                                                                                               additional
                                                                                                               contributions
                                                                                                               may
                                                                                                               be
                                                                                                               made
                                                                                                               after
                                                                                                               attainment
                                                                                                               of
                                                                                                               age
                                                                                                               81
                                                                                                               or,
                                                                                                               if
                                                                                                               later,
                                                                                                               the
                                                                                                               first
                                                                                                               contract
                                                                                                               date
                                                                                                               anniversary./(2)/

                                                                                                           .
                                                                                                               Contributions
                                                                                                               after
                                                                                                               age
                                                                                                               70 1/2
                                                                                                               must
                                                                                                               be
                                                                                                               net
                                                                                                               of
                                                                                                               any
                                                                                                               required
                                                                                                               minimum
                                                                                                               distributions.

                                                                                                           .   We do
                                                                                                               not
                                                                                                               accept
                                                                                                               employer-remitted
                                                                                                               contributions.

                                                                                                           .   We do
                                                                                                               not
                                                                                                               accept
                                                                                                               after-
                                                                                                               tax
                                                                                                               contributions,
                                                                                                               including
                                                                                                               designated
                                                                                                               Roth
                                                                                                               contributions.
See Appendix IX earlier in this Prospectus for a discussion of TSA contracts.
--------------------------------------------------------------------------------------------------------------------------------
QP (Accumulator(R),          Accumulator(R)             .   Accumulator(R)   Only transfer                 .   A
Accumulator(R) Plus/SM/ and  Accumulator(R) Elite/SM/       $5,000 (initial)    contributions from             separate
Accumulator(R) Elite/SM/     20 through 75                                      other investments              QP
contracts only)                                         .   Accumulator(R)      within an existing             contract
                             Accumulator(R) Plus/SM/        Plus/SM/            qualified plan trust.          must
                             20 through 70                  Accumulator(R)                                     be
                                                            Elite/SM/        The plan must be                  established
                                                            $10,000             qualified under Section        for
                                                            (initial)           401(a) of the Internal         each
                                                                                Revenue Code.                  plan
                                                        .   The                                                participant.
                                                            Accumulator(R)   For 401(k) plans,
                                                            Series $500         transferred                .   We do
                                                            (additional)        contributions may not          not
                                                                                include any after-tax          accept
                                                                                contributions, including       regular
                                                                                designated Roth                ongoing
                                                                                contributions.                 payroll
                                                                                                               contributions
                                                                                                               or
                                                                                                               contributions
                                                                                                               directly
                                                                                                               from
                                                                                                               the
                                                                                                               employer.

                                                                                                           .   Only
                                                                                                               one
                                                                                                               additional
                                                                                                               transfer
                                                                                                               contribution
                                                                                                               may
                                                                                                               be
                                                                                                               made
                                                                                                               during
                                                                                                               a
                                                                                                               contract
                                                                                                               year.

                                                                                                           .   No
                                                                                                               additional
                                                                                                               transfer
                                                                                                               contributions
                                                                                                               after
                                                                                                               the
                                                                                                               annuitant's
                                                                                                               attainment
                                                                                                               of
                                                                                                               age
                                                                                                               76
                                                                                                               (age
                                                                                                               71
                                                                                                               under
                                                                                                               Accumulator(R)
                                                                                                               PlusSM
                                                                                                               contracts)
                                                                                                               or,
                                                                                                               if
                                                                                                               later,
                                                                                                               the
                                                                                                               first
                                                                                                               contract
                                                                                                               date
                                                                                                               anniversary.

                                                                                                           .
                                                                                                               Contributions
                                                                                                               after
                                                                                                               age
                                                                                                               70 1/2
                                                                                                               must
                                                                                                               be
                                                                                                               net
                                                                                                               of
                                                                                                               any
                                                                                                               required
                                                                                                               minimum
                                                                                                               distributions.
See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
--------------------------------------------------------------------------------------------------------------------------------


X-3 APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

---------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Flexible Premium         20 through 70        $4,000 (initial)              Regular traditional IRA
IRA                                                                            contributions.
(Accumulator(R)                               $50 (additional)
contracts only)                                                             Additional catch-up
                                              $50 monthly or quarterly         contributions.
                                                 under our automatic
                                                 investment program         Eligible rollover
                                                 (additional) (subject to      distributions from
                                                 tax maximums)                 403(b) plans, qualified
                                                                               plans, and
                                                                               governmental employer
                                                                               457(b) plans.

                                                                            Rollovers from another
                                                                               traditional individual
                                                                               retirement
                                                                               arrangement.

                                                                            Direct custodian-to-
                                                                               custodian transfers
                                                                               from another
                                                                               traditional individual
                                                                               retirement
                                                                               arrangement.














---------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Flexible Premium      No regular IRA
IRA                      contributions in the
(Accumulator(R)          calendar year you turn
contracts only)          age 70 1/2 and
                         thereafter.

                      Regular contributions
                         may not exceed $5,000.

                      Additional catch-up
                         contributions of up to
                         $1,000 per calendar year
                         where the owner is at
                         least age 50 but under
                         age 70 1/2 at any time
                         during the calendar year
                         for which the
                         contribution is made.

                      Although we accept
                         rollover and direct
                         transfer contributions
                         under the Flexible
                         Premium IRA contract,
                         we intend that the
                         contract be used for
                         ongoing regular
                         contributions.

                      No additional
                         contributions may be
                         made after attainment of
                         age 86./(2)/

                      Additional contributions
                         after age 70 1/2 must be
                         net of required minimum
                         distributions.
-------------------------------------------------------

                  APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT X-4

----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Flexible Premium         20 through 85        $4,000 (initial)              Regular Roth IRA
Roth IRA                                                                       contributions.
(Accumulator(R)                               $50 (additional)
contracts only)                                                             Additional catch-up
                                              $50 monthly or quarterly         contributions.
                                                 under our automatic
                                                 investment program         Rollovers from another
                                                 (additional) (subject to      Roth IRA.
                                                 tax maximums)
                                                                            Rollovers from a
                                                                               ''designated Roth
                                                                               contribution account''
                                                                               under specified
                                                                               retirement plans.

                                                                            Conversion rollovers
                                                                               from a traditional IRA
                                                                               or other eligible
                                                                               retirement plan.

                                                                            Direct transfers from
                                                                               another Roth IRA.











----------------------------------------------------------------------------------------------------------
Inherited IRA            0 through 70         Accumulator(R) $5,000         Direct custodian-to-
Beneficiary                                      (initial)                     custodian transfers of
Continuation                                                                   your interest as a death
Contract                                      Accumulator(R) Elite/SM          beneficiary of the
(traditional IRA or                              /$10,000 (initial)            deceased owner's
Roth IRA)                                                                      traditional individual
(Accumulator(R),                              Accumulator(R) Select/SM         retirement
Accumulator(R)                                   /$25,000 (initial)            arrangement or Roth
Elite/SM/ and                                                                  IRA to an IRA of the
Accumulator(R)                                The Accumulator(R) Series        same type.
Select/SM/                                       $1,000 (additional)
contracts only)




----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Flexible Premium      No additional
Roth IRA                 contributions may be
(Accumulator(R)          made after attainment of
contracts only)          age 86, or, if later, the
                         first contract date
                         anniversary./(2)/

                      Contributions are subject
                         to income limits and
                         other tax rules.

                      Regular Roth IRA
                         contributions may not
                         exceed $5,000.

                      Additional catch-up
                         contributions of up to
                         $1,000 per calendar year
                         where the owner is at
                         least age 50 at any time
                         during the calendar year
                         for which the
                         contribution is made.

                      Although we accept
                         rollover and direct
                         transfer contributions
                         under the Flexible
                         Premium Roth IRA
                         contract, we intend that
                         the contract be used for
                         ongoing regular Roth
                         IRA contributions.
-------------------------------------------------------
Inherited IRA         Any additional
Beneficiary              contributions must be
Continuation             from the same type of
Contract                 IRA of the same
(traditional IRA or      deceased owner.
Roth IRA)
(Accumulator(R),      Non-spousal beneficiary
Accumulator(R)           direct rollover
Elite/SM/ and            contributions from
Accumulator(R)           qualified plans, 403(b)
Select/SM/               plans and governmental
contracts only)          employer 457(b) plans
                         may be made to an
                         Inherited IRA contract
                         under specified
                         circumstances.
-------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal.
(2)Please see Appendix VII earlier in this Prospectus for state variations.

(3)May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Series Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract). See Appendix IX at the end of this Prospectus for a discussion of purchase considerations for TSA contracts.


See ''Tax information'' earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see ''Dates and prices at which contract events occur'' in ''More information'' earlier in this Prospectus. Please review your contract for information on contribution limitations.


X-5 APPENDIX X: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Statement of additional information

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2012.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


e13517 Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

The Accumulator(R) Series

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2012


Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------


WHAT IS THE ACCUMULATOR(R) SERIES?

The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/. The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options":
(i) variable investment options, (ii) the guaranteed interest. option,
(iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money dollar cost averaging.+

This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contracts may not have been available in all states. The contract should also be read carefully.


WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATE OF FLORIDA. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.


Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

+ The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite/SM/ contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts.

--------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------
AXA Aggressive Allocation/(1)/          EQ/BlackRock Basic Value Equity
AXA Conservative Allocation/(1)/        EQ/Boston Advisors Equity Income
AXA Conservative-Plus Allocation/(1)/   EQ/Calvert Socially Responsible
AXA Moderate Allocation/(1)/            EQ/Capital Guardian Research
AXA Moderate-Plus Allocation/(1)/       EQ/Common Stock Index
EQ/AllianceBernstein Small Cap Growth   EQ/Core Bond Index
EQ/AXA Franklin Small Cap Value Core    EQ/Davis New York Venture
--------------------------------------------------------------------------

EQ/Equity 500 Index                    EQ/Montag & Caldwell Growth
EQ/Equity Growth PLUS                  EQ/Morgan Stanley Mid Cap Growth
EQ/Franklin Core Balanced              EQ/Mutual Large Cap Equity
EQ/Franklin Templeton Allocation       EQ/Oppenheimer Global
EQ/GAMCO Mergers and Acquisitions      EQ/PIMCO Ultra Short Bond
EQ/GAMCO Small Company Value           EQ/Quality Bond PLUS
EQ/Global Bond PLUS                    EQ/Small Company Index
EQ/Global Multi-Sector Equity          EQ/T. Rowe Price Growth Stock
EQ/Intermediate Government Bond/(2)/   EQ/Templeton Global Equity
EQ/International Core PLUS             EQ/UBS Growth and Income
EQ/International Equity Index          EQ/Van Kampen Comstock
EQ/International Value PLUS            EQ/Wells Fargo Omega Growth
EQ/JPMorgan Value Opportunities        Multimanager Aggressive Equity
EQ/Large Cap Core PLUS                 Multimanager Core Bond
EQ/Large Cap Growth Index              Multimanager International Equity
EQ/Large Cap Growth PLUS               Multimanager Large Cap Core Equity
EQ/Large Cap Value Index               Multimanager Large Cap Value
EQ/Large Cap Value PLUS                Multimanager Mid Cap Growth
EQ/Lord Abbett Large Cap Core          Multimanager Mid Cap Value
EQ/MFS International Growth            Multimanager Multi-Sector Bond
EQ/Mid Cap Index                       Multimanager Small Cap Growth
EQ/Mid Cap Value PLUS                  Multimanager Small Cap Value
EQ/Money Market                        Multimanager Technology
---------------------------------------------------------------------------

(1)The "AXA Allocation" Portfolios.
(2)This is the variable investment option's new name, effective on or about May 1, 2012. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.


You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging, which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging. The permitted variable investment options are described later in this Prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                  '06/'06.5 All
                                                                        #235347

TYPES OF CONTRACTS. We offer the contracts for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer contributions only).

..   An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required).


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.


CONTRACT VARIATIONS


These versions of the Accumulator(R) Series contracts are no longer being sold. This prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2012, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.

Contents of this Prospectus

--------------------------------------------------------------------------------


Index of key words and phrases                                 5
Who is AXA Equitable?                                          7
How to reach us                                                8
The Accumulator(R) Series at a glance -- key features         10


-----------------------------------------------------------------
FEE TABLE                                                     13
-----------------------------------------------------------------

Examples                                                      15
Condensed financial information                               16


-----------------------------------------------------------------
1.CONTRACT FEATURES AND BENEFITS                              17
-----------------------------------------------------------------
How you can contribute to your contract                       17
Owner and annuitant requirements                              17
How you can make your contributions                           18
What are your investment options under the contract?          18
Portfolios of the Trusts                                      20
Allocating your contributions                                 26
Credits (FOR ACCUMULATOR(R) PLUS/SM/ CONTRACTS ONLY)          28
Guaranteed minimum death benefit and Guaranteed minimum
  income benefit base                                         29
Annuity purchase factors                                      31
Guaranteed minimum income benefit option                      32
Guaranteed minimum death benefit                              34
Guaranteed withdrawal benefit for life ("GWBL")               36
Principal guarantee benefits                                  39
Inherited IRA beneficiary continuation contract               40
Your right to cancel within a certain number of days          41


-----------------------------------------------------------------
2.DETERMINING YOUR CONTRACT'S VALUE                           42
-----------------------------------------------------------------
Your account value and cash value                             42
Your contract's value in the variable investment options      42
Your contract's value in the guaranteed interest option       42
Your contract's value in the fixed maturity options           42
Your contract's value in the account for special dollar cost
  averaging                                                   42
Insufficient account value                                    42


-------------
"We,""our," and "us" refer to AXA Equitable.
When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                 CONTENTS OF THIS PROSPECTUS 3

-------------------------------------------------------------------
3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
  OPTIONS                                                       44
-------------------------------------------------------------------
Transferring your account value                                 44
Our administrative procedures for calculating your Roll-Up
  benefit base following a transfer                             44
Disruptive transfer activity                                    45
Rebalancing your account value                                  46


-------------------------------------------------------------------
4.ACCESSING YOUR MONEY                                          47
-------------------------------------------------------------------
Withdrawing your account value                                  47
How withdrawals are taken from your account value               50
How withdrawals affect your Guaranteed minimum income
  benefit, Guaranteed minimum death benefit and Principal
  guarantee benefits                                            50
How withdrawals affect your GWBL and GWBL Guaranteed
  minimum death benefit                                         50
Withdrawals treated as surrenders                               51
Loans under Rollover TSA contracts                              51
Surrendering your contract to receive its cash value            51
When to expect payments                                         52
Your annuity payout options                                     52


-------------------------------------------------------------------
5. CHARGES AND EXPENSES                                         55
-------------------------------------------------------------------
Charges that AXA Equitable deducts                              55
Charges that the Trusts deduct                                  59
Group or sponsored arrangements                                 59
Other distribution arrangements                                 59


-------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                     60
-------------------------------------------------------------------
Your beneficiary and payment of benefit                         60
Beneficiary continuation option                                 62


-------------------------------------------------------------------
7. TAX INFORMATION                                              64
-------------------------------------------------------------------
Overview                                                        64
Contracts that fund a retirement arrangement                    64
Transfers among investment options                              64
Taxation of nonqualified annuities                              64
Individual retirement arrangements (IRAs)                       66
Traditional individual retirement annuities (traditional IRAs)  67
Roth individual retirement annuities (Roth IRAs)                71
Federal and state income tax withholding and information
  reporting                                                     74
Special rules for contracts funding qualified plans             75
Impact of taxes to AXA Equitable                                75


-------------------------------------------------------------------
8. MORE INFORMATION                                             76
-------------------------------------------------------------------
About Separate Account No. 49                                   76
About the Trusts                                                76
About our fixed maturity options                                76
About the general account                                       77


About other methods of payment                             78
Dates and prices at which contract events occur            78
About your voting rights                                   79
Statutory compliance                                       80
About legal proceedings                                    80
Financial statements                                       80
Transfers of ownership, collateral assignments, loans and
  borrowing                                                80
About Custodial IRAs                                       80
How divorce may affect your guaranteed benefits            80
How divorce may affect your Joint Life GWBL                80
Distribution of the contracts                              81


--------------------------------------------------------------
9.INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE                                                84
--------------------------------------------------------------


--------------------------------------------------------------
APPENDICES
--------------------------------------------------------------


   I  --  Condensed financial information                      I-1
  II  --  Purchase considerations for QP contracts            II-1
 III  --  Market value adjustment example                    III-1
  IV  --  Enhanced death benefit example                      IV-1
   V  --  Hypothetical illustrations                           V-1
  VI  --  Earnings enhancement benefit example                VI-1
 VII  --  State contract availability and/or variations of
            certain features and benefits                    VII-1
VIII  --  Contract variations                               VIII-1
  IX  --  Tax-sheltered annuity contracts (TSAs)              IX-1
   X  --  Rules regarding contributions to your contract       X-1


------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  Table of contents
------------------------------------------------------------------


4   CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                                    PAGE

       6% Roll-Up to age 85                                          30
       12 month dollar cost averaging                                27
       account for special dollar cost averaging                     26
       account value                                                 42
       administrative charge                                         55
       annual administrative charge                                  56
       Annual Ratchet                                                37
       Annual Ratchet to age 85 enhanced death benefit               30
       annuitant                                                     17
       annuitization                                                 52
       annuity maturity date                                         54
       annuity payout options                                        52
       annuity purchase factors                                      31
       automatic annual reset program                                31
       automatic customized reset program                            31
       automatic investment program                                  78
       AXA Allocation portfolios                                      1
       beneficiary                                                   60
       Beneficiary continuation option ("BCO")                       62
       business day                                                  78
       cash value                                                    42
       charges for state premium and other applicable taxes          59
       contract date                                                 18
       contract date anniversary                                     18
       contract year                                                 18
       contributions to Roth IRAs                                    71
          regular contributions                                      72
          rollovers and direct transfers                             72
          conversion contributions                                   72
       contributions to traditional IRAs                             67
          regular contributions                                      67
          rollovers and transfers                                    68
       credit                                                        28
       disability, terminal illness or confinement to nursing home   57
       disruptive transfer activity                                  45
       distribution charge                                           55
       Earnings enhancement benefit                                  35
       Earnings enhancement benefit charge                           58
       ERISA                                                         59
       fixed-dollar option                                           28
       fixed maturity options                                        25
       Flexible Premium IRA                                           1
       Flexible Premium Roth IRA                                      1
       free look                                                     41
       free withdrawal amount                                        57
       general account                                               77
       general dollar cost averaging                                 27
       guaranteed interest option                                    25
       Guaranteed minimum death benefit                              34
       Guaranteed minimum death benefit and Guaranteed
         minimum income benefit base                                 29
       Guaranteed minimum death benefit/Guaranteed minimum
         income benefit roll-up benefit base reset option            30


                                                               PAGE

           Guaranteed minimum income benefit                      32
           Guaranteed minimum income benefit charge               58
           Guaranteed minimum income benefit "no lapse
             guarantee"                                           32
           Guaranteed withdrawal benefit for life ("GWBL")        36
           Guaranteed withdrawal benefit for life charge          58
           GWBL benefit base                                      36
           Inherited IRA                                           1
           investment options                                      1
           Investment simplifier                                  28
           IRA                                                     1
           IRS                                                    64
           lifetime required minimum distribution withdrawals     49
           loan reserve account                                   51
           loans under Rollover TSA                               51
           market adjusted amount                                 25
           market timing                                          45
           market value adjustment                                25
           maturity dates                                         25
           maturity value                                         25
           Mortality and expense risks charge                     55
           NQ                                                      1
           one-time reset option                                  31
           Online Account Access                                   8
           partial withdrawals                                    47
           permitted variable investment options                  18
           Portfolio                                               1
           Principal guarantee benefits                           39
           processing office                                    1, 8
           QP                                                      1
           rate to maturity                                       25
           rebalancing                                            46
           Rollover IRA                                            1
           Rollover TSA                                            1
           Roth Conversion IRA                                     1
           Roth IRA                                                1
           SAI                                                     1
           SEC                                                     1
           self-directed allocation                               26
           Separate Account No. 49                                76
           special dollar cost averaging                          26
           Spousal continuation                                   61
           standard death benefit                                 29
           substantially equal withdrawals                        48
           systematic withdrawals                                 48
           TOPS                                                    8
           TSA                                                     1
           traditional IRA                                         1
           Trusts                                              1, 76
           unit                                                   42
           variable investment options                         1, 18
           wire transmittals and electronic applications          78
           withdrawal charge                                      56


                                              INDEX OF KEY WORDS AND PHRASES 5

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

variable investment options            Investment Funds

account value                          Annuity Account Value

rate to maturity                       Guaranteed Rates

unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit

Guaranteed withdrawal benefit for life Guaranteed withdrawal benefit

GWBL benefit base                      Guaranteed withdrawal benefit for
                                       life benefit base

Guaranteed annual withdrawal amount    Guaranteed withdrawal benefit for
                                       life Annual withdrawal amount

Excess withdrawal                      Guaranteed withdrawal benefit for
                                       life Excess withdrawal
-----------------------------------------------------------------------------

6   INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                      WHO IS AXA EQUITABLE?  7

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options (not available through
    Online Account Access);

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only)

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

8   WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:


You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)tax withholding elections (see withdrawal request form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit) by electing one of the following: onetime reset option, automatic annual reset program or automatic customized reset program;

(14)requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(15)death claims;

(16)change in ownership (NQ only, if available under your contract);

(17)purchase by, or change of ownership to, a non-natural owner;

(18)requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL");

(19)requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit; and


(20)withdrawal requests.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only); and

(5)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only).

TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)12 month dollar cost averaging (for Accumulator(R) Select/SM/ contracts only);

(4)special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only);

(5)substantially equal withdrawals;


(6)systematic withdrawals;

(7)the date annuity payments are to begin; and

(8)RMD payments from inherited IRAs.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)automatic annual reset program; and

(2)automatic customized reset program.

                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                                      WHO IS AXA EQUITABLE?  9

The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------


FOUR CONTRACT SERIES  This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus/SM/,
                      Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/.
                      Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.
                      Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                      Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "Rules regarding contributions to your contract" in "Appendix X" later in this Prospectus.

                      The chart below shows the availability of key features under each series of the contract.


                      ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)
                                      PLUS/SM/        ELITE/SM/       SELECT/SM/
-------------------------------------------------------------------------------------
Special dollar cost        Yes             No              Yes             No
averaging
-------------------------------------------------------------------------------------
12 month dollar cost       No              No              No              Yes
averaging
-------------------------------------------------------------------------------------
Credits                    No              Yes             No              No

                            Throughout the Prospectus, any differences among the contract series are identified.

                            You should work with your financial professional to decide which series of the contract may be appropriate for you
                            based on a thorough analysis of your particular insurance
                            needs, financial objectives, investment goals, time
                            horizons and risk tolerance.
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     The Accumulator(R) Series' variable investment options
MANAGEMENT                  invest in different Portfolios managed by professional
                            investment advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract. For more information, please see "How you can
                                contribute to your contract" in "Contract features and
                                benefits" later in this Prospectus.
                            ------------------------------------------------------------
                            If you are purchasing or contributing to an annuity
                            contract which is an Individual Retirement Annuity (IRA) or
                            Tax Sheltered Annuity (TSA), or to fund an employer
                            retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits
                            beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or
                            contributing to one of the contracts, you should consider
                            whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the
                            relative features, benefits and costs of these annuities
                            compared with any other investment that you may use in
                            connection with your retirement plan or arrangement.
                            Depending on your personal situation, the contract's
                            guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT              protection for you during your life once you elect to
                            annuitize the contract.
----------------------------------------------------------------------------------------

10  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL  The Guaranteed withdrawal benefit for life option ("GWBL")
BENEFIT FOR LIFE       guarantees that you can take withdrawals up to a maximum
                       amount each contract year (your "Guaranteed annual
                       withdrawal amount") beginning at age 45 or later.
                       Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to
                       zero (unless it is caused by a withdrawal that exceeds your
                       Guaranteed annual withdrawal amount).
-----------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS   We currently continue to accept contributions to: (i) QP
                       contracts; and (ii) all contracts issued in the state of
                       Florida. Information regarding contributions in this
                       section is for the benefit of contract owners currently
                       eligible to continue making contributions to the contracts.
                       The chart below shows the minimum initial and additional
                       contribution amounts under the contracts. Initial
                       contribution amounts are provided for informational
                       purposes only. Please see "How you can contribute to your
                       contract" under "Contract features and benefits" and "Rules regarding contributions to your contract" in "Appendix X"
                       for more information.


                           ACCUMULATOR(R)     ACCUMULATOR(R)      ACCUMULATOR(R)      ACCUMULATOR(R)
                                              PLUS/SM/            ELITE/SM/           SELECT/SM/
---------------------------------------------------------------------------------------------------------
NQ                         $5,000($500)/(1)/  $10,000($500)/(1)/  $10,000($500)/(1)/  $25,000($500)/(1)/
---------------------------------------------------------------------------------------------------------
Rollover IRA               $5,000($50)        $10,000($50)        $10,000($50)        $25,000($50)
---------------------------------------------------------------------------------------------------------
Flexible Premium IRA       $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Roth Conversion IRA        $5,000($50)        $10,000($50)        $10,000($50)        $25,000($50)
---------------------------------------------------------------------------------------------------------
Flexible Premium Roth IRA  $4,000($50)/(2)/   n/a                 n/a                 n/a
---------------------------------------------------------------------------------------------------------
Inherited IRA Beneficiary  $5,000($1,000)     n/a                 $10,000($1,000)     $25,000($1,000)
Continuation contract
(traditional IRA or Roth
IRA) ("Inherited IRA")
---------------------------------------------------------------------------------------------------------
QP                         $5,000($500)       $10,000($500)       $10,000($500)       n/a
---------------------------------------------------------------------------------------------------------
Rollover TSA               $5,000($500)       $10,000($500)       $10,000($500)       $25,000($500)
---------------------------------------------------------------------------------------------------------
/(1)/$100 monthly and $300 quarterly under our automatic investment program.
/(2)/$50 monthly or quarterly under our automatic investment program.

                                 .   Maximum contribution limitations apply to all
                                     contracts. For more information, please see "How you
                                     can contribute to your contract" in "Contract features
                                     and benefits" later in this Prospectus.
                                 ------------------------------------------------------------
                                 In general, contributions are limited to $1.5 million
                                 ($500,000 maximum for owners or annuitants who are age 81
                                 and older at contract issue) under all Accumulator(R)
                                 Series contracts with the same owner or annuitant. We
                                 generally limit aggregate contributions made after the
                                 first contract year to 150% of first-year contributions.
                                 Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions,
                                 including our rights to (i) change minimum and maximum
                                 contribution requirements and limitations, and (ii)
                                 discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your
                                 contributions and transfers to any of the variable
                                 investment options and to limit the number of variable
                                 investment options which you may elect. For more
                                 information, please see "How you can contribute to your
                                 contract" in "Contract features and benefits" later in this
                                 Prospectus.
---------------------------------------------------------------------------------------------
CREDIT (ACCUMULATOR(R) PLUS/SM/  We allocate your contributions to your account value. We
CONTRACTS ONLY)                  allocate a credit to your account value at the same time
                                 that we allocate your contributions. The credit will apply to additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract.
                                 The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to
                                 recovery by us in certain limited circumstances.
---------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY             .   Partial withdrawals
                                 .   Several withdrawal options on a periodic basis
                                 .   Loans under Rollover TSA contracts (employer or plan
                                     approval required)
                                 .   Contract surrender
                                 .   Maximum payment plan (only under contracts with GWBL)
                                 .   Customized payment plan (only under contracts with GWBL)
                                 You may incur a withdrawal charge (not applicable to
                                 Accumulator(R) Select/SM/ contracts) for certain
                                 withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals
                                 will diminish the value of optional benefits.
---------------------------------------------------------------------------------------------

                       THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES 11

---------------------------------------------------------------------------------------
PAYOUT OPTIONS             .   Fixed annuity payout options
                           .   Variable Immediate Annuity payout options (described in
                               a separate prospectus for that option)
                           .   Income Manager(R) payout options (described in a
                               separate prospectus for that option)
---------------------------------------------------------------------------------------
ADDITIONAL FEATURES        .   Guaranteed minimum death benefit options
                           .   Principal guarantee benefits
                           .   Dollar cost averaging
                           .   Automatic investment program
                           .   Account value rebalancing (quarterly, semiannually, and
                               annually)
                           .   Free transfers
                           .   Waiver of withdrawal charge for certain withdrawals,
                               disability, terminal illness, or confinement to a
                               nurs- ing home (not applicable to Accumulator(R)
                               Select/SM/ contracts)
                           .   Earnings enhancement benefit, an optional death benefit
                               available under certain contracts
                           .   Spousal continuation
                           .   Beneficiary continuation option
                           .   Guaranteed minimum death benefit/Guaranteed minimum
                               income benefit roll-up benefit base reset
---------------------------------------------------------------------------------------
FEES AND CHARGES           Please see "Fee table" later in this section for complete
                           details.
---------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE  Please see "Rules regarding contributions to your contract"
AGES                       in "Appendix X" for owner and annuitant issue ages
                           applicable to your contract.
---------------------------------------------------------------------------------------


THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

12  THE ACCUMULATOR(R) SERIES AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options, request special services or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



--------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
 TRANSACTIONS
--------------------------------------------------------------------------------
Maximum withdrawal   ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R) ACCUMULATOR(R)
charge as a          7.00%          PLUS/SM/       ELITE/SM/      SELECT/SM/
percentage of                       8.00%          8.00%          N/A
contributions
withdrawn (deducted
if you surrender
your contract or
make certain
withdrawals or
apply your cash
value to certain
payout
options)./(1)/
--------------------------------------------------------------------------------
Charge if you elect
a variable payout
option upon
annuitization
(which is described
in a separate
prospectus for that
option)                    $350 (for all Accumulator(R) Series contracts)
--------------------------------------------------------------------------------


SPECIAL SERVICES CHARGES
..   Wire transfer charge       Current and Maximum Charge:  $90
..   Express mail charge        Current and Maximum Charge:  $35
..   Duplicate contract charge  Current and Maximum Charge:  $35
----------------------------------------------------------------


The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
-----------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-----------------------------------------------------------------------------------------------------
Maximum annual
  administrative
  charge/(2)/

   If your account      $30
   value on a
   contract date
   anniversary is
   less than
   $50,000/(3)/

   If your account
   value on a
   contract date
   anniversary is
   $50,000 or more      $0
-----------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF
 DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT        ACCUMULATOR(R) ACCUMULATOR(R)      ACCUMULATOR(R)       ACCUMULATOR(R)
ANNUAL EXPENSES:                       PLUS/SM/            ELITE/SM/            SELECT/SM/
Mortality and
expense risks/(4)/      0.80%          0.95%               1.10%                1.10%
Administrative          0.30%          0.35%               0.30%                0.25%
Distribution            0.20%          0.25%               0.25%                0.35%
                        -----          -----               -----                -----
Total Separate
account annual
expenses                1.30%          1.55%               1.65%                1.70%
-----------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL
 BENEFITS
-----------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM
DEATH BENEFIT
CHARGE (Calculated
as a percentage of
the applicable
benefit base.
Deducted
annually/(2) /on
each contract date
anniversary for
which the benefit
is in effect.)

   Standard death       No charge
   benefit and GWBL
   Standard death
   benefit

   Annual Ratchet       0.25%
   to age 85

   Greater of 6%        0.60% or 0.65%*
   Roll-Up to age
   85 or Annual
   Ratchet to age 85

   GWBL Enhanced        0.30%
   death benefit

*  Please see Appendix VIII later in this Prospectus for more information on the charge applicable under your Accumulator(R) Series contract.
-----------------------------------------------------------------------------------------------------


                                                                  FEE TABLE  13

PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated as a percentage of the account value. Deducted annually/(2) /on each contract date anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                            0.50%

   125% Principal guarantee benefit                            0.75%
-------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE (Calculated as a      0.65%
percentage of the applicable benefit base. Deducted
annually/(2) /on each contract date anniversary for which
the benefit is in effect.)
-------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated as a           0.35%
percentage of the account value. Deducted annually/(2) /on
each contract date anniversary for which the benefit is in
effect.)
-------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE          0.60% for the Single Life option
(Calculated as a percentage of the GWBL benefit base.          0.75% for the Joint Life option
Deducted annually/(2)/ on each contract date anniversary.)
-------------------------------------------------------------------------------------------------
If your GWBL benefit base ratchets, we reserve the right to    0.75% for the Single Life option
increase your charge up to:                                    0.90% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life" ("GWBL") in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

----------------------------------------------------------------------------
NET LOAN INTEREST CHARGE -- ROLLOVER TSA CONTRACTS ONLY     2.00%/(5)/
(Calculated and deducted daily as a percentage of the
outstanding loan amount.)
----------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from  Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other
expenses)/(6)/                                                                       0.62%  1.44%


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")


                              Accumulator(R) Accumulator(R)
Contract Year  Accumulator(R)    Plus/SM/      Elite/SM/
-------------  -------------- -------------- --------------
     1........     7.00%          8.00%          8.00%
     2........     7.00%          8.00%          7.00%
     3........     6.00%          7.00%          6.00%
     4........     6.00%          7.00%          5.00%
     5........     5.00%          6.00%          0.00%
     6........     3.00%          5.00%          0.00%
     7........     1.00%          4.00%          0.00%
     8........     0.00%          3.00%          0.00%
     9+.......     0.00%          0.00%          0.00%


(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus/SM/ contracts, the charges also compensate us for the expense associated with the credit.

(5)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.

14  FEE TABLE

(6)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with either the Guaranteed minimum income benefit (with the annual reset feature) or the 125% Principal guarantee benefit) would pay in the situations illustrated. All values in the expense examples were calculated with the Guaranteed minimum income benefit except for the AXA Moderate Allocation portfolio. The AXA Moderate Allocation portfolio is calculated with either the Guaranteed minimum income benefit or the 125% Principal guarantee benefit depending on which benefit yielded the higher expenses. These examples use an average annual administrative charge based on the charges paid in 2011, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.013%; Accumulator(R) Plus/SM/ 0.009%; Accumulator(R) Elite/SM/ 0.008%; and Accumulator(R) Select/SM/ 0.008%.


The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the 12 month dollar cost averaging program (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging and the 12 month dollar cost averaging program. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus/SM/ contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the examples also assume maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------
                                             ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------
                                                    IF YOU ANNUITIZE AT THE END OF THE
                                                    APPLICABLE TIME PERIOD, AND SELECT A
                                                    NON-LIFE CONTINGENT PERIOD CERTAIN    IF YOU DO NOT SURRENDER YOUR
              IF YOU SURRENDER YOUR CONTRACT AT THE ANNUITY OPTION WITH LESS THAN FIVE     CONTRACT AT THE END OF THE
              END OF THE APPLICABLE TIME PERIOD                  YEARS                       APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)
   assuming
   maximum
   fees
   and
   expenses
   of any
   of the
   Portfolios $1,164   $2,019    $2,915    $5,093    N/A     $2,019   $2,915    $5,093    $464  $1,419  $2,415   $5,093
------------------------------------------------------------------------------------------------------------------------
(b)
   assuming
   minimum
   fees
   and
   expenses
   of any
   of the
   Portfolios $1,077   $1,766    $2,503    $4,327    N/A     $1,766   $2,503    $4,327    $377  $1,166  $2,003   $4,327
------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATOR(R) PLUS/SM/
------------------------------------------------------------------------------------------------------------------------
                                                    IF YOU ANNUITIZE AT THE END OF THE
                                                    APPLICABLE TIME PERIOD, AND SELECT A
                                                    NON-LIFE CONTINGENT PERIOD CERTAIN    IF YOU DO NOT SURRENDER YOUR
              IF YOU SURRENDER YOUR CONTRACT AT THE ANNUITY OPTION WITH LESS THAN FIVE     CONTRACT AT THE END OF THE
              END OF THE APPLICABLE TIME PERIOD                  YEARS                       APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)
   assuming
   maximum
   fees
   and
   expenses
   of any
   of the
   Portfolios $1,303   $2,237    $3,208    $5,460    N/A     $2,237   $3,208    $5,460    $503  $1,537  $2,608   $5,460
------------------------------------------------------------------------------------------------------------------------
(b)
   assuming
   minimum
   fees
   and
   expenses
   of any
   of the
   Portfolios $1,215   $1,976    $2,785    $4,683    N/A     $1,976   $2,785    $4,683    $415  $1,276  $2,185   $4,683
------------------------------------------------------------------------------------------------------------------------


                                                                  FEE TABLE  15

------------------------------------------------------------------------------------------------------------------------
                                             ACCUMULATOR(R)
                                                ELITE/SM/
------------------------------------------------------------------------------------------------------------------------
                                                    IF YOU ANNUITIZE AT THE END OF THE
                                                    APPLICABLE TIME PERIOD, AND SELECT A
                                                    NON-LIFE CONTINGENT PERIOD CERTAIN    IF YOU DO NOT SURRENDER YOUR
              IF YOU SURRENDER YOUR CONTRACT AT THE ANNUITY OPTION WITH LESS THAN FIVE     CONTRACT AT THE END OF THE
              END OF THE APPLICABLE TIME PERIOD                  YEARS                       APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------
              1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS  5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)
   assuming
   maximum
   fees
   and
   expenses
   of any
   of the
   Portfolios $1,300   $2,124    $2,584    $5,396    N/A     $2,124   $2,584    $5,396    $500  $1,524  $2,584   $5,396
------------------------------------------------------------------------------------------------------------------------
(b)
   assuming
   minimum
   fees
   and
   expenses
   of any
   of the
   Portfolios $1,214   $1,873    $2,178    $4,658    N/A     $1,873   $2,178    $4,658    $414  $1,273  $2,178   $4,658
------------------------------------------------------------------------------------------------------------------------


                             ACCUMULATOR(R)
                               SELECT/SM/
------------------------------------------------------------------------------------------
                                                 IF YOU SURRENDER OR DO NOT SURRENDER YOUR
              IF YOU ANNUITIZE AT THE END OF THE     CONTRACT AT THE END OF
                  APPLICABLE TIME PERIOD           THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------
               1 YEAR   3 YEARS 5 YEARS 10 YEARS 1 YEAR    3 YEARS    5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
(a)
   assuming
   maximum
   fees
   and
   expenses
   of any
   of the
   Portfolios  N/A      $1,890  $2,958   $5,789   $505     $1,540     $2,608     $5,439
------------------------------------------------------------------------------------------
(b)
   assuming
   minimum
   fees
   and
   expenses
   of any
   of the
   Portfolios  N/A      $1,639  $2,553   $5,055   $419     $1,289     $2,203     $4,705
------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.

CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2011.


16  FEE TABLE

1. Contract features and benefits


--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

Additional contributions may not be permitted in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix X summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.


Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------

We have exercised our right to discontinue acceptance of contributions to the contracts as described above. We reserve the right to further change our current limitations on your contributions and to discontinue acceptance of contributions to the contracts.

--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining, contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.

--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners of the Accumulator(R) Select/SM/ contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select/SM/ contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus/SM/ and Accumulator(R) Select/SM/ contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.


                                              CONTRACT FEATURES AND BENEFITS 17

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. If the contract is jointly owned and GWBL has not been elected, benefits are based on the age of the older joint owner. In this Prospectus, when we use the term "owner", we intend this to be a reference to the annuitant if the contract has a non-natural owner. If GWBL is elected, the terms "owner" and "successor owner" are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. We do not permit joint annuitants unless you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, and the contract is owned by a non-natural owner. Under QP contracts, all benefits are based on the age of the annuitant.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit ("GMIB") or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging. If you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging and the following variable investment options: the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio ("permitted variable investment options").


18  CONTRACT FEATURES AND BENEFITS

If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging and the AXA Moderate Allocation Portfolio.

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions, allocations and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.


                                              CONTRACT FEATURES AND BENEFITS 19

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB, the Guaranteed withdrawal benefit for life, a Principal guarantee benefit, or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

You should be aware that having the GMIB, the Guaranteed withdrawal benefit for life, a Principal guarantee benefit, or other guaranteed benefits limits your ability to invest in some of the variable investment options otherwise available to you under the contract. If you do not have the GMIB, Guaranteed withdrawal benefit for life, a Principal guarantee benefit, or other guaranteed benefits then, unless otherwise stated in this Prospectus, you may select from the variable investment options listed below. See "Allocating your contributions" under "Contract features and benefits" for more information about the investment restrictions under your contract.

The investment strategies of the Portfolios and the restrictions on investment options are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. These approaches, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --
 CLASS B SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            OBJECTIVE                                                 AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION  Seeks long-term capital appreciation.                        AXA Equitable Funds Management
                                                                                           Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE           Seeks a high level of current income.                        AXA Equitable Funds Management
  ALLOCATION                                                                               Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS      Seeks current income and growth of capital, with a           AXA Equitable Funds Management
  ALLOCATION               greater emphasis on current income.                             Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION    Seeks long-term capital appreciation and current income.     AXA Equitable Funds Management
                                                                                           Group, LLC
----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS          Seeks long-term capital appreciation and current income,     AXA Equitable Funds Management
  ALLOCATION               with a greater emphasis on capital appreciation.                Group, LLC
----------------------------------------------------------------------------------------------------------------------------


20  CONTRACT FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --
 CLASS B SHARES                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  EQUITY                   emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                           in the Portfolio.                                             Group, LLC
                                                                                      ClearBridge Advisors, LLC
                                                                                      GCIC US Ltd.
                                                                                      Legg Mason Capital Management, LLC
                                                                                      Marsico Capital Management, LLC
                                                                                      T. Rowe Price Associates, Inc.
                                                                                      Westfield Capital Management
                                                                                         Company, L.P.
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND     Seeks a balance of high current income and capital appre-  BlackRock Financial Management, Inc.
                           ciation, consistent with a prudent level of risk.          Pacific Investment Management
                                                                                         Company LLC
                                                                                      SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER               Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  INTERNATIONAL EQUITY     emphasis on risk-adjusted returns and managing volatility     Group, LLC
                           in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                      J.P. Morgan Investment Management Inc.
                                                                                      Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP     Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CORE EQUITY              emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                           in the Portfolio.                                             Group, LLC
                                                                                      Janus Capital Management, LLC
                                                                                      Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP     Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  VALUE                    emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                           in the Portfolio.                                             Group, LLC
                                                                                      Institutional Capital LLC
                                                                                      MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP       Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  GROWTH                   emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                           in the Portfolio.                                             Group, LLC
                                                                                      BlackRock Investment Management, LLC
                                                                                      Franklin Advisers, Inc.
                                                                                      Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP       Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  VALUE                    emphasis on risk-adjusted returns and managing volatility     Group, LLC
                           in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                      Diamond Hill Capital Management, Inc.
                                                                                      Knightsbridge Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER               Seeks high total return through a combination of current   Pacific Investment Management
  MULTI-SECTOR BOND        income and capital appreciation.                              Company LLC
                                                                                      Post Advisory Group, LLC
                                                                                      SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  GROWTH                   emphasis on risk-adjusted returns and managing volatility     Group, LLC
                           in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                      Lord, Abbett & Co. LLC
                                                                                      Morgan Stanley Investment
                                                                                         Management Inc.
                                                                                      NorthPointe Capital, LLC
------------------------------------------------------------------------------------------------------------------------------



                                              CONTRACT FEATURES AND BENEFITS 21

-------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --
 CLASS B SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            OBJECTIVE                                                    AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP     Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
  VALUE                    emphasis on risk-adjusted returns and managing volatility       Group, LLC
                           in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                        Franklin Advisory Services, LLC
                                                                                        Horizon Asset Management, LLC
                                                                                        Pacific Global Investment Management
                                                                                           Company
-------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY    Seeks long-term growth of capital.                           AXA Equitable Funds Management
                                                                                           Group, LLC
                                                                                        RCM Capital Management, LLC
                                                                                        SSgA Funds Management, Inc.
                                                                                        Wellington Management Company, LLP
-------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME            OBJECTIVE                                                    AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN       Seeks to achieve long-term growth of capital.                AllianceBernstein L.P.
  SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL      Seeks to achieve long-term total return with an emphasis     AXA Equitable Funds Management
  CAP VALUE CORE           on risk-adjusted returns and managing volatility in the         Group, LLC
                           Portfolio.                                                   BlackRock Investment Management, LLC
                                                                                        Franklin Advisory Services, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE   Seeks to achieve capital appreciation and secondarily,       BlackRock Investment Management, LLC
  EQUITY                   income.
-------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS         Seeks a combination of growth and income to achieve an       Boston Advisors, LLC
  EQUITY INCOME            above-average and consistent total return.
-------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY        Seeks to achieve long-term capital appreciation.             Calvert Investment Management Inc.
  RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN        Seeks to achieve long-term growth of capital.                Capital Guardian Trust Company
  RESEARCH
-------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX      Seeks to achieve a total return before expenses that ap-     AllianceBernstein L.P.
                           proximates the total return performance of the Russell
                           3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX         Seeks to achieve a total return before expenses that ap-     AXA Equitable Funds Management
                           proximates the total return performance of the Barclays         Group, LLC
                           Intermediate U.S. Government/Credit Index, including re-     SSgA Funds Management, Inc.
                           investment of dividends, at a risk level consistent with
                           that of the Barclays Intermediate U.S. Government/Credit
                           Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE  Seeks to achieve long-term growth of capital.                Davis Selected Advisers, L.P.
-------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX        Seeks to achieve a total return before expenses that ap-     AllianceBernstein L.P.
                           proximates the total return performance of the S&P 500
                           Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
-------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS      Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
                           emphasis on risk-adjusted returns and managing volatility       Group, LLC
                           in the Portfolio.                                            BlackRock Capital Management, Inc.
                                                                                        BlackRock Investment Management, LLC
-------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED  Seeks to maximize income while maintaining prospects         AXA Equitable Funds Management
                           for capital appreciation with an emphasis on risk-adjusted      Group, LLC
                           returns and managing volatility in the Portfolio.            BlackRock Investment Management, LLC
                                                                                        Franklin Advisers, Inc.
-------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON      Primarily seeks capital appreciation and secondarily seeks   AXA Equitable Funds Management
  ALLOCATION               income.                                                         Group, LLC
-------------------------------------------------------------------------------------------------------------------------------



22  CONTRACT FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                     AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND      Seeks to achieve capital appreciation.                        GAMCO Asset Management, Inc.
  ACQUISITIONS
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY    Seeks to maximize capital appreciation.                       GAMCO Asset Management, Inc.
  VALUE
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS       Seeks to achieve capital growth and current income.           AXA Equitable Funds Management
                                                                                           Group, LLC
                                                                                        BlackRock Investment Management, LLC
                                                                                        First International Advisors, LLC
                                                                                        Wells Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR    Seeks to achieve long-term capital appreciation with an       AXA Equitable Funds Management
  EQUITY                  emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Morgan Stanley Investment
                                                                                           Management Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           Seeks to achieve a total return before expenses that ap-      AXA Equitable Funds Management
  GOVERNMENT BOND/(1)/    proximates the total return performance of the Barclays          Group, LLC
                          Intermediate U.S. Government Bond Index, including re-        SSgA Funds Management, Inc.
                          investment of dividends, at a risk level consistent with
                          that of the Barclays Intermediate U.S. Government Bond
                          Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE     Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
  PLUS                    emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Hirayama Investments, LLC
                                                                                        WHV Investment Management
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY   Seeks to achieve a total return (before expenses) that        AllianceBernstein L.P.
  INDEX                   approximates the total return performance of a composite
                          index comprised of 40% Dow Jones EURO STOXX 50
                          Index, 25% FTSE 100 Index, 25% TOPIX Index and 10%
                          S&P/ASX 200 Index, including reinvestment of dividends,
                          at a risk level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE    Seeks to provide current income and long-term growth of       AXA Equitable Funds Management
  PLUS                    income, accompanied by growth of capital with an                 Group, LLC
                          emphasis on risk-adjusted returns and managing volatility     BlackRock Investment Management, LLC
                          in the Portfolio.                                             Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         Seeks to achieve long-term capital appreciation.              J.P. Morgan Investment Management Inc.
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS    Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
                          emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Institutional Capital LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX Seeks to achieve a total return before expenses that ap-      AllianceBernstein L.P.
                          proximates the total return performance of the Russell
                          1000 Growth Index, including reinvestment of dividends
                          at a risk level consistent with that of the Russell 1000
                          Growth Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS  Seeks to provide long-term capital growth with an em-         AXA Equitable Funds Management
                          phasis on risk-adjusted returns and managing volatility in       Group, LLC
                          the Portfolio.                                                BlackRock Investment Management, LLC
                                                                                        Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX  Seeks to achieve a total return before expenses that approx-  SSgA Funds Management, Inc.
                          imates the total return performance of the Russell 1000
                          Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000 Value Index.
--------------------------------------------------------------------------------------------------------------------------------



                                              CONTRACT FEATURES AND BENEFITS 23

-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                   AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS   Seeks to achieve long-term growth of capital with an        AllianceBernstein L.P.
                          emphasis on risk-adjusted returns and managing volatility   AXA Equitable Funds Management
                          in the Portfolio.                                              Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP  Seeks to achieve capital appreciation and growth of in-     Lord, Abbett & Co. LLC
  CORE                    come with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL      Seeks to achieve capital appreciation.                      Massachusetts Financial Services
  GROWTH                                                                                 Company which operates under the
                                                                                         name of MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX          Seeks to achieve a total return before expenses that ap-    SSgA Funds Management, Inc.
                          proximates the total return performance of the S&P Mid
                          Cap 400 Index, including reinvestment of dividends, at a
                          risk level consistent with that of the S&P Mid Cap 400
                          Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS     Seeks to achieve long-term capital appreciation with an     AXA Equitable Funds Management
                          emphasis on risk adjusted returns and managing volatility      Group, LLC
                          in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                      Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           Seeks to obtain a high level of current income, preserve    The Dreyfus Corporation
                          its assets and maintain liquidity.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL      Seeks to achieve capital appreciation.                      Montag & Caldwell, LLC
  GROWTH
-----------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID     Seeks to achieve capital growth.                            Morgan Stanley Investment
  CAP GROWTH                                                                             Management Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP       Seeks to achieve capital appreciation, which may            AXA Equitable Funds Management
  EQUITY                  occasionally be short-term, with an emphasis on risk           Group, LLC
                          adjusted returns and managing volatility in the Portfolio.  BlackRock Investment Management, LLC
                                                                                      Franklin Mutual Advisers, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL     Seeks to achieve capital appreciation.                      OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND Seeks to generate a return in excess of traditional money   Pacific Investment Management
                          market products while maintaining an emphasis on               Company, LLC
                          preservation of capital and liquidity.
-----------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      Seeks to achieve high current income consistent with        AllianceBernstein L.P.
                          moderate risk to capital.                                   AXA Equitable Funds Management
                                                                                         Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX    Seeks to replicate as closely as possible (before the de-   AllianceBernstein L.P.
                          duction of Portfolio expenses) the total return of the Rus-
                          sell 2000 Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   Seeks to achieve long-term capital appreciation and sec-    T. Rowe Price Associates, Inc.
  STOCK                   ondarily, income.
-----------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL       Seeks to achieve long-term capital growth with an           AXA Equitable Funds Management
  EQUITY                  emphasis on risk adjusted returns and managing volatility      Group, LLC
                          in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                      Templeton Investment Counsel, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME  Seeks to achieve total return through capital appreciation  UBS Global Asset Management
                          with income as a secondary consideration.                      (Americas) Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK    Seeks to achieve capital growth and income.                 Invesco Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA      Seeks to achieve long-term capital growth.                  Wells Capital Management, Inc.
  GROWTH
-----------------------------------------------------------------------------------------------------------------------------




(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


24  CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.


Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2012 is 1.00%. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than twelve different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.

--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in "Allocating your contributions" would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (for all contracts except Accumulator(R) Select/SM/, there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2012, the next available maturity date was February 15, 2019. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for charges) of a portion of the


                                              CONTRACT FEATURES AND BENEFITS 25
amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts.)

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners. Under the program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

26  CONTRACT FEATURES AND BENEFITS

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. Please see Appendix VII for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you are participating in a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life, general dollar cost averaging is not available.

12 MONTH DOLLAR COST AVERAGING PROGRAM. The 12 month dollar cost averaging program is only available to Accumulator(R) Select/SM/ contract owners. You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator(R) Select/SM/ contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12

                                              CONTRACT FEATURES AND BENEFITS 27
month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

You may not participate in the 12 month dollar cost averaging program if you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), the fixed dollar option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office. We may, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

                              -------------------

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Select/SM/ contract owners, the 12 month dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" immediately below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VII later in this Prospectus for more information on state availability.

CREDITS (for Accumulator(R) Plus/SM/ contracts only)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.

The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

               -------------------------------------------------
                                               CREDIT PERCENTAGE
               FIRST YEAR TOTAL CONTRIBUTIONS     APPLIED TO
                        BREAKPOINTS              CONTRIBUTIONS
               -------------------------------------------------
                   Less than $500,000                  4%
               -------------------------------------------------
                   $500,000-$999,999.99               4.5%
               -------------------------------------------------
                   $1 million or more                  5%
               -------------------------------------------------

The percentage of the credit is based on your total first year contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each

28  CONTRACT FEATURES AND BENEFITS
additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.

For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 -7,000)].

Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

..   Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional con- tributions to meet one of the breakpoints (the "Expected First Year Contribution Amount") and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

   -- For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   -- For any subsequent contribution that results in your total contributions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   -- If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   -- The "Indication of intent" approach to first year contribu- tions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

..   No indication of intent:

   -- For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   -- For any subsequent contribution that results in a higher applicable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

..   If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus).

..   If you start receiving annuity payments within three years of mak- ing any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

..   If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturing date(s). A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.

GUARANTEED MINIMUM DEATH BENEFIT AND
GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

                                              CONTRACT FEATURES AND BENEFITS 29

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

6% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

The effective annual roll-up rate credited to this benefit base is:


..   6% with respect to the variable investment options (including amounts allocated to the account for special dollar cost averaging under Accumulator(R) and Accumulator(R) Elite/SM/ contracts but excluding all other amounts allocated to the EQ/Money Market and EQ/Intermediate Government Bond variable investment options and monies allocated to the 12 month dollar cost averaging program under Accumulator(R) Select/SM/); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

..   3% with respect to the EQ/Intermediate Government Bond, EQ/Money Market,
    the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).


The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For contracts with non-natural owners, the benefit base stops rolling up on the contract date anniversary following the annuitant's 85th birthday.

Please see "Our administrative procedures for calculating your Roll-Up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-Up benefit base when you transfer account values between investment options with a higher roll-up rate (4-6%) and investment options with a lower roll-up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits"in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent with- drawal (plus any additional contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if appli- cable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

For contracts with non-natural owners, the last contract date anniversary a ratchet could occur is based on the annuitant's age.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

In Washington a different roll-up rate applies to the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit. See Appendix VII later in this Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, if your contract has an annual reset. If

30  CONTRACT FEATURES AND BENEFITS
your contract has a five year reset, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any 5th or later contract date anniversary until the contract date anniversary following age 75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.

--------------------------------------------------------------------------------
ONE-TIME RESET OPTION -- resets your Roll-Up benefit base on a single contract date anniversary.
AUTOMATIC ANNUAL RESET PROGRAM -- automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.
AUTOMATIC CUSTOMIZED RESET PROGRAM -- automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i)if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii)if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.

If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary or for five years, depending upon the reset period available under your contract. Please see Appendix VIII later in this Prospectus for more information on the reset feature available under your contract. If after your death your spouse continues the contract and your contract has an annual reset, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. However, if your contract has a five year reset, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75. For contracts with non-natural owners, reset eligibility is based on the annuitant's age.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6% of the reset benefit base, the withdrawal would cause a pro rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix IX -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.

The Roll-Up benefit base for both the "Greater of" enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus.

Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. Your contract may specify different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options.


                                              CONTRACT FEATURES AND BENEFITS 31

We may provide more favorable current annuity purchase factors for the annuity payout options.

GUARANTEED MINIMUM INCOME BENEFIT OPTION

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued. If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits"in "Accessing your money"later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

--------------------------------------
    LEVEL PAYMENTS
--------------------------------------
                 PERIOD CERTAIN YEARS
   OWNER'S       ---------------------
AGE AT EXERCISE  IRAS        NQ
-                ---------------------
75 and younger    10         10
      76          9          10
      77          8          10
      78          7          10
      79          7          10
      80          7          10
      81          7          9
      82          7          8
      83          7          7
      84          6          6
      85          5          5
--------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. For certain contracts, the guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised

32  CONTRACT FEATURES AND BENEFITS
automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

..   If your aggregate withdrawals during any contract year exceed 6% of the
    Roll-Up benefit base (as of the beginning of the con- tract year or in the first contract year, all contributions received in the first 90 days);

..   Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.


---------------------------------------------------------
                  GUARANTEED
                MINIMUM INCOME      GUARANTEED MINIMUM
              BENEFIT -- ANNUAL      INCOME BENEFIT --
              INCOME PAYABLE FOR   ANNUAL INCOME PAYABLE
 CONTRACT    LIFE (FOR CONTRACTS  FOR LIFE (FOR CONTRACTS
   DATE       WITH THE FIVE YEAR  WITH THE ANNUAL ROLL-UP
ANNIVERSARY  ROLL-UP BENEFIT BASE   BENEFIT BASE RESET
AT EXERCISE     RESET FEATURE)           FEATURE).
---------------------------------------------------------
    10             $11,891                $10,065

    15             $18,597                $15,266
---------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner will become the annuitant, and the contract will be annuitized on the basis of the owner's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

..   If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

..   If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii)if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv)for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution

                                              CONTRACT FEATURES AND BENEFITS 33
   from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v)if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(vii)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or (b) as a single life benefit paid on the basis of the older owner's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue (ages 76 through 80 at issue for Accumulator(R) Plus/SM/ contracts). Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See "Payment of death benefit" later in this Prospectus for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

For Accumulator(R) Plus/SM/ contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.


OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR OWNER (OR OLDER JOINT OWNER, IF APPLICABLE) AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE OF INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS (20 THROUGH 70 AT ISSUE FOR ACCUMULATOR(R) PLUS/SM/ QP CONTRACTS). FOR CONTRACTS WITH NON-NATURAL OWNERS, THE AVAILABLE DEATH BENEFITS ARE BASED ON THE ANNUITANT'S AGE. SEE "RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT" IN "APPENDIX X" FOR MORE INFORMATION.


Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix VII later in this Prospectus for state availability of these benefits):

..   ANNUAL RATCHET TO AGE 85.

..   THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

34  CONTRACT FEATURES AND BENEFITS

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.

EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability, if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the benefit at the time you purchase your contract (see Appendix VII later in this Prospectus for state availability of these benefits). The Earnings enhancement benefit provides an additional death benefit as described below. See "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit, you may not voluntarily terminate the feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus/SM/ contracts, credit amounts are not included in "net contributions"); and
(ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus/SM/ contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

..   the account value, or

..   any applicable death benefit

decreased by:

..   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For contracts with non-natural owners, your eligibility to elect the Earnings enhancement benefit will be based on the annuitant's age.

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.

For contracts continued under Spousal continuation upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued. Neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.

                                              CONTRACT FEATURES AND BENEFITS 35

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus for more information.

If you elect the GWBL, your investment options will be limited to the permitted variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite/SM/ contracts only). Please note that the 12 month dollar cost averaging program (for Accumulator(R) Select/SM/ contracts only) and our general dollar cost averaging program are not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See "What are your investment options under the contract?" earlier in this section.

You may buy this benefit on a single life ("Single Life") or a joint life ("Joint Life") basis. Under a Joint Life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant and joint annuitant, as applicable).

For Joint Life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint Life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint Life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint Life basis. Joint annuitants are not permitted under any other contracts.

This benefit is not available under an Inherited IRA contract. Joint Life QP and TSA contracts are not permitted in connection with this benefit. If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

The cost of the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

..   You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

..   You are not interested in taking withdrawals prior to the contract's maturity date;

..   You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

..   You plan to use it for withdrawals prior to age 59 1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving same-gender spouse or partner. You should consult with your tax adviser for more information on this subject.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.

GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL benefit base increases by any subsequent contributions.

..   Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet" and "5% deferral bonus."

..   Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.

GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint Life contracts, the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on either the annuitant's age or on the younger annuitant's age, if applicable, at

36  CONTRACT FEATURES AND BENEFITS
the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under "Annual Ratchet," on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

-----------------------------------
 AGE          APPLICABLE PERCENTAGE
-----------------------------------
45-64                 4.0%
65-74                 5.0%
75-84                 6.0%
85 and older          7.0%
-----------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions." The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you with- draw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual with drawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.


An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:


..   The GWBL benefit base is reset as of the date of the Excess with drawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal, and (ii) the account value immediately following the Excess withdrawal.

..   The Guaranteed annual withdrawal amount is recalculated to equal the
    Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such with drawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.

ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus.

                                              CONTRACT FEATURES AND BENEFITS 37

5% DEFERRAL BONUS

At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.

SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.

GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus/SM/ contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWBL Enhanced death benefit base increases by any subsequent contribution;

..   Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

..   Your GWBL Enhanced death benefit base increases by any 5% deferral bonus, as described above in this section; and

..   Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

The death benefit is equal to your account value (adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

..   Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

..   No subsequent contributions will be permitted.

..   If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

..   If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

..   Payments will continue at the same frequency for Single or Joint Life contracts, as applicable, or annually if automatic payments were not being made.

..   Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

38  CONTRACT FEATURES AND BENEFITS

..   The charge for the Guaranteed withdrawal benefit for life and the GWBL
    Enhanced death benefit will no longer apply.

..   If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

..   This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

..   Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59 1/2. See "Tax information" later in this Prospectus.

..   All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

..   The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

..   If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

..   If you transfer ownership of the contract, you terminate the GWBL benefit.
    See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

..   Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

..   For IRA, QP and TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

..   If you elect GWBL on a Joint Life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint Life and Single Life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" later in this Prospectus, even if pursuant to a divorce decree.

..   The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.

PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging and the permitted variable investment options. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus/SM/ contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging and the AXA Moderate Allocation Portfolio. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date

                                              CONTRACT FEATURES AND BENEFITS 39
anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus/SM/ contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. Also, for Accumulator(R) Select/SM/ contracts, the 12 month dollar cost averaging program is not available if you elect one of the PGB options. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite/SM/ contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

(For Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts only)

The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the Inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the Inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract.

The Inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the Inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.


..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that inherited IRA, you may qualify to take an amount from that other inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must


40  CONTRACT FEATURES AND BENEFITS
   notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.


..   The beneficiary of the original IRA will be the annuitant under the
    Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

..   An Inherited IRA beneficiary continuation contract is not available for owners over age 70.


..   The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix X" for more information.


..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The Guaranteed minimum income benefit, Spousal continuation, the special and 12 month dollar cost averaging programs (if available), automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your Accumulator(R) Series contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting
(i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

For Accumulator(R) Plus/SM/ contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

                                              CONTRACT FEATURES AND BENEFITS 41

2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite/SM/ contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select/SM/ contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions (plus the credit for Accumulator(R) Plus/SM/ contracts);

(ii)decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

42  DETERMINING YOUR CONTRACT'S VALUE

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

                                           DETERMINING YOUR CONTRACT'S VALUE 43

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

..   For Accumulator(R) Select/SM/ contract owners, you may not transfer any amount to the 12 month dollar cost averaging program.

..   If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

..   For Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R)
    Select/SM/ contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

We may, at any time, change our transfer rules. We may also, at any time, exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

   (a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

   (b)the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

   (c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentages of your current account value to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER


As explained under "6% Roll-Up to age 85 (used for the Greater of 6% (4% in Washington) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher Roll-Up rate (6% or 4% for only the 4% Roll-Up to age 85 death benefit base in Washington) applies with respect to most investment options and amounts in the account for special dollar cost averaging (if available), but a lower Roll-Up rate (3%) applies with respect to the EQ/Intermediate Government Bond option, the EQ/Money Market option (except amounts in the 12 month dollar cost averaging program, if available), the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower Roll-Up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher Roll-Up rate options". For more information about the Roll-Up rate applicable in Washington, see Appendix VII.


Your Roll-up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at 6% and the other portion that is rolling up at 3%. If you transfer account value from a 6% option to a 3% option, all or a portion of your benefit base will transfer from the 6% benefit base segment to the 3% benefit base segment. Similarly, if you transfer account value from a 3% option to a

44  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

6% option, all or a portion of your benefit base will transfer from the 3% segment to the 6% segment. To determine how much to transfer from one Roll-up benefit base segment to the other Roll-up benefit base segment, we use a pro rata calculation.

This means that we calculate the percentage of current account value in the investment options with a 6% roll-up rate that is being transferred to an investment option with a 3% roll-up (or vice versa) and transfer the same percentage of the Roll-up benefit base from one segment to the other segment. The effect of a transfer on your benefit base will vary depending on your particular circumstances, but it is important to note that the dollar amount of the transfer between your Roll-up benefit base segments is generally not the same as the dollar amount of the account value transfer.

..   For example, if your account value is $30,000 and has always been invested in 6% investment options, and your benefit base is $40,000 and is all rolling up at 6%, and you transfer 50% of your account value ($15,000) to the EQ/Money Market variable investment option (a 3% investment option), then we will transfer 50% of your benefit base ($20,000) from the 6% benefit base segment to the 3% benefit base segment. Therefore, immediately after the transfer, of your $40,000 benefit base, $20,000 will roll-up at 6% and $20,000 will roll-up at 3%. In this example , the amount of your Roll-up benefit base rolling up at 3% is more than the dollar amount of your transfer to a 3% investment option.

..   For an additional example, if your account value is $40,000 and has always been invested in 3% investment options, and your benefit base is $30,000 and is all rolling up at 3%, and you transfer 50% of your account value ($20,000) to a 6% investment option, then we will transfer 50% of your benefit base ($15,000) from the 3% benefit base segment to the 6% benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will roll-up at 6% and $15,000 will roll-up at 3%. In this example, the dollar amount of your benefit base rolling up at 6% is less than the dollar amount of your transfer to a 6% investment option.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.

Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and

                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 45
that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a)the percentage you want invested in each investment option (whole percentages only), and

   (b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date. If you elect rebalancing, the rebalancing in the last quarter of the contract year will occur on the contract date anniversary.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. At any time, however, we may exercise our right to terminate transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Select/SM/ contract owners, 12 month dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

46  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


--------------------------------------------------------------
                    METHOD OF WITHDRAWAL
--------------------------------------------------------------
                    AUTO-
                    MATIC                  PRE-AGE   LIFETIME
                   PAYMENT                  59 1/2   REQUIRED
                    PLANS                    SUB-     MINIMUM
                    (GWBL          SYSTE- STANTIALLY DISTRIBU-
 CONTRACT/(1)/      ONLY)  PARTIAL MATIC    EQUAL      TION
--------------------------------------------------------------
NQ                   Yes     Yes    Yes      No         No
--------------------------------------------------------------
Rollover IRA         Yes     Yes    Yes      Yes        Yes
--------------------------------------------------------------
Flexible             Yes     Yes    Yes      Yes        Yes
Premium IRA
--------------------------------------------------------------
Roth Conversion      Yes     Yes    Yes      Yes        No
IRA
--------------------------------------------------------------
Flexible             Yes     Yes    Yes      Yes        No
Premium Roth IRA
--------------------------------------------------------------
Inherited IRA        No      Yes    No       No         /(2)/
--------------------------------------------------------------
QP/(3)/              Yes     Yes    No       No         No
--------------------------------------------------------------
Rollover TSA/(4)/    Yes     Yes    Yes      No         Yes
--------------------------------------------------------------

(1)Please note that not all contract types are available under the Accumulator(R) Series of contracts.
(2)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

(3)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.

(4)Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.

--------------------------------------------------------------------------------

All requests for withdrawals must be made on a specific form that we provide. Please see "How to reach us" under "Who is AXA Equitable?" earlier in this Prospectus for more information.
--------------------------------------------------------------------------------

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

                                                       ACCESSING YOUR MONEY  47

Any request for a partial withdrawal that results in an Excess withdrawal will terminate your participation in the Maximum payment plan or Customized payment plan. Any partial withdrawal request will terminate the systematic withdrawal option.

AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase following any Annual Ratchet or 5% deferral bonus.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased following any Annual Ratchet or 5% deferral bonus. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select/SM/, systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our ''substantially equal withdrawals option'' to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as ''72(t) exception withdrawals''. See ''Tax information'' later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have

48  ACCESSING YOUR MONEY
otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or
(iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select/SM/, substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(Rollover IRA, Flexible Premium IRA and Rollover TSA contracts only -- See "Tax information" and Appendix IX later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to ''Tax information'' and Appendix IX later in this Prospectus.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.


Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawals may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

                                                       ACCESSING YOUR MONEY  49

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/Guaranteed minimum income benefit Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R)and Accumulator(R) Elite/SM/ contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.

You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would reduced by $8,000 ($20,000 x .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including
RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a dollar-for-dollar basis up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, however, your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

50  ACCESSING YOUR MONEY

WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix IX for a discussion of TSA contracts.

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. For Accumulator(R) and Accumulator(R) Elite/SM/ contracts only, if such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus/SM/ contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits"

                                                       ACCESSING YOUR MONEY  51
earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) EliteSM contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VII later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.

------------------------------------------------------------------
Fixed annuity payout options      Life annuity
                                  Life annuity with period certain
                                  Life annuity with refund certain
                                  Period certain annuity
------------------------------------------------------------------
Variable Immediate Annuity        Life annuity
  payout options                  Life annuity with period certain
------------------------------------------------------------------
Income Manager(R) payout options  Life annuity with period certain
  ( available for owners and      Period certain annuity
  annuitants age 83 or less at
  contract issue)
------------------------------------------------------------------

..   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's

52  ACCESSING YOUR MONEY
   life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

..   Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.

FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity pay-out, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken


                                                       ACCESSING YOUR MONEY  53
from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

Except with respect to the Income Manager(R), where payments are made on the 15th day of the month, you can choose the date annuity payments begin but it may not be earlier than thirteen months from your Accumulator(R), Accumulator(R) Elite/SM/ or Accumulator(R) Select/SM/ contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus/SM/ contract date. Please see Appendix VII later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus/SM/ contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) payout option is chosen.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date.

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity pay-out option. You will still be able to surrender the contract at any time for any remaining account value. As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If the enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will continue to ratchet annually if your account value is greater than your minimum death benefit base. The minimum death benefit will be reduced dollar-for-dollar by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.

54  ACCESSING YOUR MONEY

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select/SM/ contracts).

..   On each contract date anniversary -- a charge for each optional benefit you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

..   On any contract date anniversary on which you are participating in a PGB --
    a charge for a PGB.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.80%

   Accumulator(R) Plus/SM/:     0.95%

   Accumulator(R) Elite/SM/:    1.10%

   Accumulator(R) Select/SM/:   1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) PlusSM contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.30%

   Accumulator(R) Plus/SM/:     0.35%

   Accumulator(R) Elite/SM/:    0.30%

   Accumulator(R) Select/SM/:   0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

   Accumulator(R):              0.20%

   Accumulator(R) Plus/SM/:     0.25%

   Accumulator(R) Elite/SM/:    0.25%

   Accumulator(R) Select/SM/:   0.35%

                                                       CHARGES AND EXPENSES  55

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging or the account for 12 month dollar cost averaging, as applicable. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only and the account for 12 month dollar cost averaging is available for Accumulator(R) Select/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.


WITHDRAWAL CHARGE

(For Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts only )

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus/SM/ contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus/SM/ contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

------------------------------------------------------------------------------------------------------------
                               WITHDRAWAL CHARGE AS A % OF CONTRIBUTION
                                            CONTRACT YEAR
------------------------------------------------------------------------------------------------------------
                                                             1   2   3   4      5    6   7      8       9
------------------------------------------------------------------------------------------------------------
Accumulator(R)                                               7%  7%  6%  6%  5%      3%  1%  0%/(1)/ --
------------------------------------------------------------------------------------------------------------
Accumulator(R) Plus/SM/                                      8%  8%  7%  7%  6%      5%  4%  3%      0%/(2)/
------------------------------------------------------------------------------------------------------------
Accumulator(R) Elite/SM/                                     8%  7%  6%  5%  0%/(3)/ --  --  --      --
------------------------------------------------------------------------------------------------------------

(1)Charge does not apply in the 8th and subsequent contract years following contribution.
(2)Charge does not apply in the 9th and subsequent contract years following contribution.
(3)Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed

56  CHARGES AND EXPENSES
minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite/SM/ NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii)An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

   -- its main function is to provide skilled, intermediate, or custodial nursing care;

   -- it provides continuous room and board to three or more persons;

   -- it is supervised by a registered nurse or licensed practical nurse;

   -- it keeps daily medical records of each patient;

   -- it controls and records all medications dispensed; and

   -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to either 0.65% or 0.60% of the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 benefit base, depending upon when and where you purchased your contract. Please see Appendix VIII later in this Prospectus for more information on the Guaranteed minimum death benefit charge applicable to your contract.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the

                                                       CHARGES AND EXPENSES  57
fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.60%. If you elect the Joint Life option, the charge is equal to 0.75%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we reserve the right to raise the charge at the time of an Annual Ratchet. The maximum charge for the Single Life

58  CHARGES AND EXPENSES
option is 0.75%. The maximum charge for the Joint Life option is 0.90%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint Life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single Life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint Life basis.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus/SM/ bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

                                                       CHARGES AND EXPENSES  59

6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in-force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus/SM/ contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Roll-over TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable.

EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner, or the annuitant and joint annuitant, as applicable.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the beneficiary is not the surviving spouse or if the surviving joint owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

60  PAYMENT OF DEATH BENEFIT

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) PlusSM contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

The younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit or continue the contract, as follows:

..   As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, if any contributions are made during the one- year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

..   In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   The applicable Guaranteed minimum death benefit option may continue as follows:

   -- If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit you elected continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

   -- If the surviving spouse is age 76 or over on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

   -- If the Guaranteed minimum death benefit continues, the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

   -- For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

..   The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

..   If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based

                                                   PAYMENT OF DEATH BENEFIT  61
   on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

..   If you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single Life basis, the benefit and charge will terminate.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

..   The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

..   If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

..   If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

..   If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

..   The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

If you divorce, Spousal continuation does not apply.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint Life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator (R) PlusSM contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70 1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   The beneficiary replaces the deceased owner as annuitant.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

62  PAYMENT OF DEATH BENEFIT

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The beneficiary automatically replaces the existing annuitant.

..   The contract continues with your name on it for the benefit of yourbeneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

..   As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus/SM/ contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

..   No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.

                              -------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.

                                                   PAYMENT OF DEATH BENEFIT  63

7. Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES


Taxpayers with incomes over $250,000 should consider the 3.8% Medicare tax on investment income (including, for this purpose, income from NQ contracts) which will be effective after December 31, 2012.


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

64  TAX INFORMATION

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.

EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).


..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).


The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred


                                                            TAX INFORMATION  65
basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.


Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies), using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code.

66  TAX INFORMATION

You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus/SM/.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively, and the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional and Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel either type of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may generally make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:


..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus/SM/ Accumulator(R) Elite/SM /and Accumulator(R) Select/SM/ traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favoredretirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and

                                                            TAX INFORMATION  67
the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70 1/2 catch-up contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only

68  TAX INFORMATION
once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.


If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.


A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

                                                            TAX INFORMATION  69

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM
DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st -- April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions --"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay

70  TAX INFORMATION
starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payment exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. See "Substantially equal withdrawals" under "Accessing your money" earlier in this Prospectus. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS


Individuals may generally make four different types of contributions to a Roth
IRA:


..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

                                                            TAX INFORMATION  71

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Accumulator(R) Plus/SM/ Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or a governmental employer Section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

72  TAX INFORMATION

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other

                                                            TAX INFORMATION  73
than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING


We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.


..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.


Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


74  TAX INFORMATION

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans and TSA contracts are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.


                                                            TAX INFORMATION  75

8. More information


--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49;

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies;

(8)to terminate transfers to any of the variable investment options; and

(9)to limit the number of variable investment options you may elect.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2012 and the related price per $100 of maturity value were as shown below:



FIXED MATURITY OPTIONS
 WITH FEBRUARY 15TH
  MATURITY DATE OF      RATE TO MATURITY AS  PRICE PER $100 OF
    MATURITY YEAR       OF FEBRUARY 15, 2012  MATURITY VALUE
        2013                   3.00%/(1)/         $97.08

        2014                   3.00%/(1)/         $94.25

        2015                   3.00%/(1)/         $91.51

        2016                   3.00%/(1)/         $88.84
        2017                   3.00%/(1)/         $86.25
--------------------------------------------------------------


76  MORE INFORMATION

FIXED MATURITY
 OPTIONS WITH
 FEBRUARY 15TH         RATE TO          PRICE
MATURITY DATE OF   MATURITY AS OF    PER $100 OF
 MATURITY YEAR    FEBRUARY 15, 2012 MATURITY VALUE

     2018               3.00%/(1)/      $83.73

     2019               3.00%/(1)/      $81.30

     2020               3.00%/(1)/      $78.93

     2021               3.00%/(1)/      $76.62

     2022                 3.10%         $73.67
--------------------------------------------------


(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business

                                                           MORE INFORMATION  77
expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus/SM/ contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

78  MORE INFORMATION

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS, CREDITS AND TRANSFERS

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions (and credits, for Accumulator(R) Plus/SM/ contracts only)
    allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite/SM/ contract owners only. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees; or

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

                                                           MORE INFORMATION  79

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information.

See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself.

Loans are not available (except for Rollover TSA contracts, subject to plan or employer approval) and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.

HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single life contracts.

80  MORE INFORMATION

If the division of the contract occurs before any withdrawal has been made, the Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet. The GWBL charge under the new contracts will be on a Single life basis. The GWBL benefit base will not be split.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Joint life Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based

                                                           MORE INFORMATION  81
on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.


82  MORE INFORMATION

Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


                                                           MORE INFORMATION  83

9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2011 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

84  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



--------------------------------------------------------------------------------------------
                                                  FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------
                                           2011     2010     2009     2008    2007    2006
--------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.20 $  12.27 $  10.99 $   8.75 $ 14.58 $ 13.91
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     53,670   56,888   58,442   49,051  25,941   4,973
--------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  12.13 $  12.06 $  11.39 $  10.51 $ 11.97 $ 11.46
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     27,990   27,081   27,962   16,158   4,306     590
--------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.96 $  12.20 $  11.34 $  10.04 $ 12.62 $ 12.12
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     25,466   27,334   27,256   17,697   6,473   1,414
--------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  11.94 $  12.39 $  11.42 $   9.89 $ 13.27 $ 12.65
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    118,023  126,015  127,613   84,689  37,645   8,363
--------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------
   Unit value                            $  12.31 $  13.12 $  11.92 $   9.90 $ 14.71 $ 14.01
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    159,713  169,708  175,685  141,905  75,948  17,150
--------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------
   Unit value                            $  15.53 $  15.84 $  12.04 $   8.99 $ 16.46 $ 14.29
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,319    3,127    2,475    2,070   1,013     213
--------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------
   Unit value                            $   8.89 $   9.96 $   8.12 $   6.42 $  9.76 $ 10.82
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,890    3,834    3,612    2,521   1,033     123
--------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------
   Unit value                            $  12.29 $  12.85 $  11.59 $   9.02 $ 14.40 $ 14.42
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      9,486    8,518    7,088    3,987   1,992     385
--------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------
   Unit value                            $   2.34 $   2.38 $   2.09 $   1.90 $  2.84 $  2.77
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     15,306   13,840   12,019    8,373   3,300     989
--------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------
   Unit value                            $  10.14 $  10.25 $   9.23 $   7.14 $ 13.22 $ 11.94
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        595      731      723      594     324     101
--------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------
   Unit value                            $  12.34 $  12.02 $  10.52 $   8.11 $ 13.61 $ 13.57
--------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      3,141    3,105    3,080    2,728   2,267     276
--------------------------------------------------------------------------------------------




                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-1

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDED DECEMBER 31,
                                         ----------------------------------------------
                                          2011    2010    2009    2008    2007    2006
---------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 11.11 $ 11.20 $  9.79 $  7.73 $ 13.94 $13.65
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,092   6,298   6,300   3,919   2,328    869
---------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 10.85 $ 10.49 $ 10.05 $  9.91 $ 11.03 $10.84
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,017  10,201   9,215   3,840   3,598  1,106
---------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------
   Unit value                            $  9.06 $  9.63 $  8.73 $  6.67 $ 11.11 $10.85
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,529   8,228   8,363   7,157   3,823    406
---------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.27 $ 10.87 $  8.75 $ 14.14 $13.65
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,406   9,058   8,430   4,505   2,496    553
---------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 11.98 $ 12.94 $ 11.38 $  9.02 $ 15.30 $13.60
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,338  10,227  11,370  10,424   5,402  1,416
---------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------
   Unit value                            $  9.89 $ 10.01 $  9.11 $  7.07 $ 10.51 $10.43
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,799   9,074   9,627   8,899   7,144    828
---------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------
   Unit value                            $  7.73 $  8.19 $  7.52 $  5.93 $  9.52     --
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)    47,962  51,107  53,600  48,476  21,512     --
---------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.36 $ 12.36 $ 11.42 $  9.92 $ 11.67 $11.43
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,756   2,379   2,024   1,668   1,148    231
---------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------
   Unit value                            $ 55.32 $ 58.08 $ 44.36 $ 31.77 $ 46.43 $43.04
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,477   2,518   2,346   1,862     981    156
---------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.28 $ 11.92 $ 11.36 $ 11.29 $ 10.74 $ 9.95
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,806   5,692   5,026   4,266   1,405    316
---------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------
   Unit value                            $ 20.63 $ 23.84 $ 21.67 $ 14.63 $ 34.76 $24.80
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,176   6,593   6,856   5,722   2,799    625
---------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------
   Unit value                            $ 11.42 $ 10.99 $ 10.68 $ 11.07 $ 10.83 $10.27
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,722   4,344   4,131   2,411     353     63
---------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------
   Unit value                            $ 12.44 $ 15.18 $ 14.08 $ 10.54 $ 19.36 $17.03
---------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,782   5,762   5,399   3,339   1,892    625
---------------------------------------------------------------------------------------




I-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------
                                             FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------
                                          2011   2010   2009   2008   2007   2006
----------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------
   Unit value                            $10.93 $12.61 $12.14 $ 9.68 $19.90 $18.04
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,997  7,476  7,762  7,019  4,042    800
----------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
----------------------------------------------------------------------------------
   Unit value                            $12.29 $14.85 $14.19 $11.04 $19.62 $18.04
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,719  4,897  4,627  3,778  2,421    590
----------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------
   Unit value                            $11.45 $12.24 $11.05 $ 8.46 $14.23 $14.59
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,715  1,627  1,315    893    648    104
----------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------
   Unit value                            $11.53 $12.20 $10.82 $ 8.67 $14.03 $13.69
----------------------------------------------------------------------------------
   Number of units outstanding (000's)      704    636    588    365    162     37
----------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------
   Unit value                            $13.54 $13.40 $11.71 $ 8.71 $13.84 $12.31
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,019  1,820  1,648  1,472    881    180
----------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------
   Unit value                            $12.93 $13.60 $12.04 $ 9.04 $14.83 $13.00
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,629  1,994  1,863  1,333    747     58
----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------
   Unit value                            $ 5.83 $ 5.92 $ 5.24 $ 4.45 $10.42 $11.22
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,147  3,116  2,573  1,673  1,065    314
----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.61 $ 9.54 $ 8.03 $14.35 $15.23
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,541  4,942  5,376  5,760  5,014  1,142
----------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------
   Unit value                            $11.08 $12.27 $10.91 $ 8.81 $12.92 $11.83
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,229  2,940  2,462  1,142    524     92
----------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
----------------------------------------------------------------------------------
   Unit value                            $ 5.80 $ 6.58 $ 5.80 $ 4.28 $ 7.26 $ 6.33
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,722  8,917  7,396  5,559  3,231    363
----------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------
   Unit value                            $12.87 $13.36 $10.76 $ 8.00 $15.98 $14.99
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,047  5,233  5,325  3,947  2,442    587
----------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------
   Unit value                            $13.12 $14.68 $12.15 $ 9.06 $15.19 $15.64
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,540  8,296  9,184  1,612  1,507    506
----------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------
   Unit value                            $10.26 $10.39 $10.53 $10.67 $10.58 $10.24
----------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,652  5,496  8,093  6,707  1,895    702
----------------------------------------------------------------------------------




                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-3

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDED DECEMBER 31,
                                         --------------------------------------------
                                          2011    2010    2009    2008   2007   2006
-------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $  2.17 $  2.13 $  2.00 $ 1.56 $ 2.36 $ 1.98
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,729   9,473   9,924  9,857  2,099    449
-------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $ 15.46 $ 16.97 $ 13.00 $ 8.38 $16.12 $13.35
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,727   5,277   4,560  3,390  1,545    298
-------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $  8.45 $  8.96 $  8.11 $ 6.57 $10.75 $10.71
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,724   5,245   5,808  5,798  5,018    666
-------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------
   Unit value                            $  9.50 $ 10.53 $  9.26 $ 6.77 $11.58 $11.10
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,123   4,348   3,449  2,631  1,541    158
-------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------
   Unit value                            $  9.36 $  9.50 $  9.54 $ 8.95 $ 9.45 $ 8.59
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    16,930  17,862  18,851  9,821  3,197    841
-------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------
   Unit value                            $ 11.20 $ 11.21 $ 10.69 $10.21 $11.07 $10.73
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,495   5,967   4,912  1,880  1,453    364
-------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------
   Unit value                            $ 13.70 $ 14.46 $ 11.64 $ 9.35 $14.39 $14.85
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,801   5,026   4,873  2,215  1,354    370
-------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------
   Unit value                            $  6.02 $  6.22 $  5.42 $ 3.85 $ 6.75 $ 6.37
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,315   9,277   7,194  2,900  1,437    154
-------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $  7.84 $  8.66 $  8.13 $ 6.33 $10.84 $10.76
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,890   5,019   5,026  4,870  4,461    526
-------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------
   Unit value                            $  2.04 $  2.13 $  1.90 $ 1.46 $ 2.46 $ 2.47
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,726   5,355   4,312  2,891  2,349    473
-------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------
   Unit value                            $  9.96 $ 10.30 $  9.06 $ 7.15 $11.48 $11.93
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,990   2,995   2,994  2,784  2,074    664
-------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-------------------------------------------------------------------------------------
   Unit value                            $ 14.13 $ 15.21 $ 13.14 $ 9.49 $13.28 $12.09
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,492   3,985   2,913    807    550     81
-------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------
   Unit value                            $ 10.91 $ 11.79 $ 10.16 $ 7.50 $14.25 $12.96
-------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,713   4,150   2,900    529    238     94
-------------------------------------------------------------------------------------




I-4 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------
                                          2011    2010    2009   2008   2007   2006
------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------
   Unit value                            $ 13.35 $ 12.78 $12.20 $11.41 $11.28 $10.76
------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,376  11,264  8,726  2,680  1,109    333
------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.67 $ 14.41 $13.65 $10.65 $20.44 $18.42
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,762   3,852  3,873  2,606  1,524    386
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------
   Unit value                            $ 11.01 $ 12.04 $10.94 $ 8.36 $14.02 $13.53
------------------------------------------------------------------------------------
   Number of units outstanding (000's)       992     928    759    507    349     62
------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 12.41 $ 13.31 $11.92 $ 9.83 $15.92 $15.57
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,985   3,101  3,180  2,483  1,212    264
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------
   Unit value                            $ 13.17 $ 14.49 $11.57 $ 8.27 $14.84 $13.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,147   2,136  1,900  1,229    725    212
------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 14.07 $ 16.45 $13.34 $ 9.36 $14.81 $15.00
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,972   2,689  2,341  1,300    778    224
------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------
   Unit value                            $ 11.29 $ 10.89 $10.34 $ 9.56 $12.66 $12.44
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,669   3,634  3,205  2,102  1,768    448
------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------
   Unit value                            $  4.14 $  4.98 $ 3.95 $ 2.98 $ 5.21 $ 5.09
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,121   7,726  7,492  4,840  3,439    574
------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 12.49 $10.17 $ 8.15 $13.29 $14.93
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,461   1,478  1,415    910    704    327
------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------
   Unit value                            $ 12.92 $ 13.76 $11.84 $ 7.57 $14.50 $12.42
------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,374   3,303  3,012  1,902    986    112
------------------------------------------------------------------------------------




                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-5

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



----------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                           2011     2010     2009     2008    2007    2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.40 $  11.42 $  10.26 $   8.19 $ 13.68 $ 13.09 $ 11.28 $ 10.60      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     39,758   44,516   47,988   44,143  31,080   6,793     342     120      --      --
----------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.34 $  11.31 $  10.71 $   9.90 $ 11.30 $ 10.85 $ 10.36 $ 10.27      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     26,538   25,752   25,907   18,171   4,087   1,202     501     286      --      --
----------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.00 $  11.25 $  10.48 $   9.30 $ 11.73 $ 11.29 $ 10.55 $ 10.38      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     20,717   20,999   20,920   16,064   7,023   2,537     671     279      --      --
----------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  44.46 $  46.26 $  42.75 $  37.11 $ 49.91 $ 47.71 $ 43.93 $ 42.57 $ 39.77 $ 33.91
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     21,265   22,543   23,023   18,036   9,394   3,387     762     659     461     279
----------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.91 $  11.66 $  10.61 $   8.84 $ 13.16 $ 12.57 $ 11.15      --      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    130,217  139,811  147,651  130,940  85,777  22,340   2,035      --      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  19.11 $  19.54 $  14.90 $  11.15 $ 20.47 $ 17.82 $ 16.60 $ 15.12 $ 13.48 $  9.71
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,859    2,770    2,587    2,766   2,301   1,922   1,979   2,313   2,809   3,037
----------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   8.77 $   9.85 $   8.05 $   6.38 $  9.73 $ 10.82      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      2,620    2,403    2,073    1,829     936     153      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  19.95 $  20.92 $  18.92 $  14.75 $ 23.62 $ 23.71 $ 19.92 $ 19.65 $ 18.05 $ 13.98
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      5,468    5,037    4,776    3,421   2,381   1,301   1,147   1,430   1,339   1,334
----------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   5.57 $   5.68 $   4.98 $   4.54 $  6.81 $  6.67 $  5.84 $  5.59      --      --
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,811    6,127    5,308    3,897   2,391   1,207     536     306      --      --
----------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $   7.47 $   7.57 $   6.83 $   5.30 $  9.83 $  8.91 $  8.60 $  8.03 $  7.87 $  6.25
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        623      620      641      636     349     147      65      88     101      79
----------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.56 $  11.29 $   9.90 $   7.65 $ 12.88 $ 12.87 $ 11.67 $ 11.18 $ 10.23 $  7.91
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,729    5,007    5,543    6,117   7,563   4,914   5,540   6,418   6,957   7,543
----------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 201.73 $ 203.81 $ 178.67 $ 141.42 $255.59 $250.91 $230.23 $224.21 $199.56 $135.53
----------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        444      467      502      423     392     361     370     430     484     521
----------------------------------------------------------------------------------------------------------------------------




I-6 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004   2003    2002
---------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.91 $ 13.48 $ 12.94 $ 12.80 $ 14.28 $14.07 $13.73 $13.65 $ 13.32 $ 13.09
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,160   9,069   8,565   6,813   8,678  7,950  8,015  8,979  10,672  12,695
---------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.94 $  9.52 $  8.65 $  6.63 $ 11.07 $10.84     --     --      --      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,090   5,553   6,031   5,304   3,797    665     --     --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 25.96 $ 25.98 $ 23.07 $ 18.62 $ 30.17 $29.20 $15.77 $25.07 $ 23.10 $ 18.36
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,883   5,014   4,766   4,288   4,204  3,534  3,726  4,345   4,750   5,020
---------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.15 $ 15.32 $ 13.50 $ 10.73 $ 18.25 $16.26 $15.11 $13.86 $ 12.74 $  9.87
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,980   7,854   9,136   9,050   5,863  2,666  1,390  1,251   1,338     701
---------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.75 $  9.90 $  9.03 $  7.03 $ 10.47 $10.42     --     --      --      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,905   7,472   8,263   8,326   6,851  1,076     --     --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.64 $  8.12 $  7.47 $  5.90 $  9.50     --     --     --      --      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    26,377  27,864  29,210  27,745  13,483     --     --     --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.38 $ 12.40 $ 11.49 $ 10.01 $ 11.80 $11.59 $10.49     --      --      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,259   2,245   1,717   1,577   1,416    425     11     --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 33.62 $ 35.38 $ 27.10 $ 19.46 $ 28.50 $26.49 $22.64 $22.05      --      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,903   4,112   3,958   3,270   2,211    519    111     63      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.09 $ 11.76 $ 11.24 $ 11.19 $ 10.68 $ 9.92 $ 9.74     --      --      --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,949   5,515   5,491   5,387   1,997    457      9     --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.19 $ 17.60 $ 16.04 $ 10.86 $ 25.86 $18.50 $13.71 $10.48 $  8.61 $  5.61
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,953   8,828   9,622   8,369   5,992  2,602  1,632  1,515   1,462   1,464
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.15 $ 19.44 $ 18.94 $ 19.69 $ 19.30 $18.35 $18.07 $18.13 $ 18.07 $ 17.97
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,375   2,228   2,248   2,058     813    747    873  1,061   1,357   1,226
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.32 $ 12.62 $ 11.73 $  8.81 $ 16.22 $14.30 $12.18 $10.56 $  9.44 $  7.23
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,306   6,351   6,484   4,686   3,598  2,904  2,599  2,863   2,832   2,786
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.75 $ 12.44 $ 12.01 $  9.60 $ 19.79 $17.99 $14.79 $13.03 $ 11.20 $  8.42
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,041   6,247   6,599   6,749   5,611  1,983  1,000  1,008   1,052     135
---------------------------------------------------------------------------------------------------------------------




                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-7

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004    2003    2002
-----------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $15.11 $18.30 $17.53 $13.67 $24.36 $22.46 $18.15 $ 16.63 $ 13.89 $ 11.02
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,124  5,532  5,490  5,347  4,881  3,580  3,145   3,356   3,673   4,227
-----------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.21 $13.09 $11.83 $ 9.09 $15.32 $15.76 $13.30 $ 12.99 $ 11.90 $  9.53
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,748  2,986  2,758  2,921  3,721  4,048  4,589   5,234   6,009   6,939
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.66 $ 9.18 $ 8.17 $ 6.56 $10.64 $10.41 $ 9.36 $  8.87 $  8.08 $  6.73
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,281  2,525  2,683  2,845  3,557  4,130  4,965   5,788   6,613   7,231
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.48 $ 7.42 $ 6.50 $ 4.85 $ 7.72 $ 6.88 $ 7.03 $  6.21 $  5.82 $  4.80
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,060  7,310  7,663  7,722  7,920  7,569  9,117  10,421  11,828  13,521
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $14.53 $15.32 $13.60 $10.24 $16.84 $14.80 $13.94 $ 12.99 $ 11.72 $  9.20
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,411  2,793  3,016  2,719  2,698  2,090  2,422   2,867   3,344   3,796
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.74 $ 5.84 $ 5.18 $ 4.42 $10.36 $11.19 $10.64      --      --      --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,597  2,766  2,425  1,742  1,312    738    113      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $11.36 $12.15 $10.95 $ 9.24 $16.56 $17.62 $14.75 $ 14.21 $ 12.72 $ 10.04
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,058  6,685  7,574  8,454  9,126  5,695  5,091   5,823   6,106   6,520
-----------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $10.82 $12.01 $10.71 $ 8.66 $12.75 $11.70 $10.55      --      --      --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,347  2,449  2,041  1,080    497    138     45      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $12.84 $14.61 $12.91 $ 9.55 $16.25 $14.20 $11.48      --      --      --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,068  3,917  3,313  2,704  1,865    310      5      --      --      --
-----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $10.76 $11.20 $ 9.04 $ 6.74 $13.50 $12.70 $11.56 $ 11.04 $  9.67 $  6.84
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,910  7,480  7,799  7,091  6,060  4,317  4,297   4,997   5,343   5,392
-----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $14.26 $16.00 $13.27 $ 9.92 $16.67 $17.21 $15.54 $ 14.18 $ 12.22 $  9.32
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,450  7,106  8,258  3,049  3,624  3,215  3,279   3,574   3,783   4,067
-----------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $27.61 $28.05 $28.48 $28.93 $28.78 $27.92 $27.14 $ 26.87 $ 27.08 $ 27.35
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,062  2,790  3,955  5,634  3,506  2,933  1,954   2,306   3,186   4,967
-----------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.23 $ 5.16 $ 4.85 $ 3.79 $ 5.74 $ 4.83 $ 4.54 $  4.38      --      --
-----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,755  5,560  6,055  5,847  1,806    155     14       6      --      --
-----------------------------------------------------------------------------------------------------------------




I-8 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.20 $ 16.73 $ 12.84 $  8.31 $16.02 $13.29 $12.36     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,242   5,888   5,105   3,782  2,291    361     40     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.33 $  8.86 $  8.04 $  6.53 $10.71 $10.70     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,064   3,351   3,613   3,890  3,519    623     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.37 $ 10.42 $  9.18 $  6.73 $11.54 $11.09     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,638   3,598   3,094   2,347  1,565    227     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.54 $ 10.73 $ 10.81 $ 10.17 $10.76 $ 9.81 $ 9.92     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,482  16,269  17,971  11,794  3,625  1,202    300     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 16.43 $ 16.49 $ 15.77 $ 15.10 $16.41 $15.95 $15.60 $15.54 $15.21 $14.92
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,344   4,269   3,756   1,534  1,355    630    455    480    519    474
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.33 $ 16.22 $ 13.10 $ 10.55 $16.27 $16.83 $14.52 $14.15 $12.21 $ 8.50
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,203   4,357   4,503   2,777  2,196  1,231    854  1,001  1,152    974
------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.84 $ 15.37 $ 13.41 $  9.55 $16.79 $15.90 $16.83 $16.44     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,329   4,145   3,402   2,310  2,146     71     15     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.73 $  8.57 $  8.06 $  6.29 $10.80 $10.75     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,403   3,481   3,207   3,287  2,998    531     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.02 $  5.25 $  4.71 $  3.62 $ 6.12 $ 6.15 $ 5.47 $ 5.10     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,796   2,555   2,496   2,130  1,796    424    102      6     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.80 $ 10.15 $  8.95 $  7.08 $11.41 $11.88 $10.41     --     --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,264   2,134   2,153   2,035  1,990    900    131     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.13 $ 10.94 $  9.47 $  6.86 $ 9.62 $ 8.78 $ 8.42 $ 8.23 $ 7,80 $ 5.74
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,538   5,391   3,886   1,482  1,089    319    349    400    500    378
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 47.51 $ 51.49 $ 44.47 $ 32.90 $62.68 $57.17 $55.24 $51.85 $46.99 $34.70
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       902   1,021     764     210    180    171    172    181    211    241
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.96 $ 13.40 $ 12.81 $ 12.02 $11.91 $11.39 $11.14 $11.13 $10.88 $10.65
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,025   9,742   7,487   3,422  2,253  1,474  1,199  1,470  1,625  1,594
------------------------------------------------------------------------------------------------------------------




                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-9

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.49 $12.99 $12.33 $ 9.64 $18.56 $16.77 $13.59 $11.96 $10.30 $ 7.79
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,857  4,046  4,312  3,649  2,753  1,168    480    411    323    108
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.81 $10.76 $ 9.80 $ 7.51 $12.62 $12.21 $10.92 $10.39 $ 9.62 $ 7.63
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,155  1,066  1,086    981    750    346    269    397    296    201
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.19 $12.03 $10.80 $ 8.93 $14.50 $14.21 $12.10 $11.47 $10.18 $ 7.89
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,766  3,050  3,315  3,416  2,431  1,285    919    809    635    503
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.47 $11.54 $ 9.24 $ 6.62 $11.92 $10.82 $10.03 $ 9.40 $ 8.54 $ 6.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,342  2,479  2,357  1,770  1,398    884    663    773    720    427
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.77 $14.96 $12.17 $ 8.56 $13.58 $13.78 $12.20 $11.54 $10.18 $ 7.35
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,860  2,739  2,667  1,982  1,394    838    550    720    545    364
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $27.96 $27.03 $25.75 $23.85 $31.67 $31.19 $28.82 $28.41 $26.55 $22.00
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,141  2,079  1,890  1,874  2,103  1,654  1,626  1,924  2,218  1,906
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.95 $ 8.37 $ 6.66 $ 5.03 $ 8.83 $ 8.65 $ 7.97 $ 7.53     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,125  4,459  4,460  3,484  2,924    627    195     11     --     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.33 $15.99 $13.05 $10.48 $17.14 $19.31 $16.89 $16.39 $14.22 $10.51
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,633  1,878  1,909  1,879  2,209  2,465  2,629  3,013  3,182  3,460
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.78 $11.50 $ 9.92 $ 6.36 $12.21 $10.49 $ 9.93 $ 9.07 $ 8.77 $ 5.65
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,030  5,183  5,240  4,243  3,629  2,459  2,792  3,478    278    386
--------------------------------------------------------------------------------------------------------------




I-10 APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



---------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                         ----------------------------------------------------------------------------
                                           2011     2010     2009     2008     2007     2006    2005    2004    2003
---------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.43 $  12.56 $  11.29 $   9.02 $  15.09 $  14.45 $ 12.46 $ 11.72 $10.66
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     81,740   86,614   91,369   88,738   64,596   32,813  12,508   4,674    195
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.78 $  11.75 $  11.14 $  10.32 $  11.79 $  11.33 $ 10.83 $ 10.75 $10.31
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     56,298   54,990   56,858   42,602   10,068    5,935   3,738   1,736    116
---------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.61 $  11.89 $  11.08 $   9.85 $  12.43 $  11.98 $ 11.20 $ 11.03 $10.41
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     44,468   46,837   48,383   39,676   23,580   16,150   9,271   3,928    215
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.65 $  12.14 $  11.23 $   9.76 $  13.13 $  12.57 $ 11.58 $ 11.24 $10.51
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    169,487  182,689  187,530  162,336  117,390   83,885  52,197  21,440    970
---------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.95 $  12.79 $  11.66 $   9.72 $  14.48 $  13.84 $ 12.29 $ 11.72 $10.67
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    280,250  306,839  319,013  307,331  240,939  152,231  69,680  21,528    560
---------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  15.13 $  15.48 $  11.81 $   8.85 $  16.27 $  14.18 $ 13.22 $ 12.06 $10.75
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,294    4,251    3,707    4,155    3,846    2,926   1,783     913     81
---------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   8.72 $   9.81 $   8.02 $   6.36 $   9.71 $  10.81      --      --     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      4,691    4,425    4,217    3,589    2,069      384      --      --     --
---------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  11.97 $  12.56 $  11.37 $   8.88 $  14.23 $  14.30 $ 12.02 $ 11.87 $10.92
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     11,402   10,750    9,718    8,195    7,001    5,785   4,888   3,020    210
---------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   5.49 $   5.61 $   4.93 $   4.49 $   6.74 $   6.61 $  5.80 $  5.55     --
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      7,358    7,596    7,687    6,763    5,771    4,814   3,177     208     --
---------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $   9.87 $  10.01 $   9.04 $   7.03 $  13.04 $  11.83 $ 11.43 $ 10.68 $10.49
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        846      913      976      994      982      894     571     194      5
---------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  12.01 $  11.74 $  10.31 $   7.97 $  13.44 $  13.44 $ 12.20 $ 11.69 $10.72
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     12,354   13,284   14,379   15,308   17,200    6,674   4,879   2,900     86
---------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                            $  10.95 $  11.08 $   9.72 $   7.70 $  13.93 $  13.69 $ 12.58 $ 12.26 $10.92
---------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      6,758    7,497    8,285    7,635    7,057    7,207   5,402   2,957    158
---------------------------------------------------------------------------------------------------------------------




                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-11

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.57 $ 10.25 $  9.85 $  9.76 $ 10.89 $ 10.74 $ 10.50 $10.44 $10.20
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,379  15,758  15,630  13,286  14,134  11,680   7,995  3,501    284
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.89 $  9.48 $  8.63 $  6.61 $ 11.06 $ 10.84      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,038  12,024  12,570  12,038   7,823   1,788      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.99 $ 12.01 $ 10.68 $  8.63 $ 14.00 $ 13.56 $ 11.98 $11.67 $10.76
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    15,594  17,472  16,494  13,591  11,756   9,866   7,495  4,181    204
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.65 $ 12.63 $ 11.14 $  8.86 $ 15.09 $ 13.45 $ 12.51 $11.49 $10.57
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    18,903  21,844  25,216  27,244  25,093  20,022  11,881  5,249    435
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.70 $  9.86 $  9.00 $  7.01 $ 10.46 $ 10.42      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    18,816  20,186  26,123  22,020  19,931   3,992      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.60 $  8.09 $  7.45 $  5.90 $  9.50      --      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    66,778  72,176  77,428  73,834  36,003      --      --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.29 $ 12.33 $ 11.44 $  9.97 $ 11.77 $ 11.57 $ 10.48     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,153   3,441   2,904   2,617   2,502   1,759     442     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 32.83 $ 34.59 $ 26.51 $ 19.06 $ 27.94 $ 26.00 $ 22.24 $21.68     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,688   4,778   4,361   4,032   3,011   1,796     802     76     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.01 $ 11.70 $ 11.19 $ 11.16 $ 10.65 $  9.91 $  9.74     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,107  10,881   9,976   8,932   4,959   2,013     172     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.10 $ 23.30 $ 21.26 $ 14.40 $ 34.34 $ 24.59 $ 18.24 $13.97 $11.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,714  10,073  10,747   9,040   8,306   6,050   3,408  1,047     46
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 10.78 $ 10.51 $ 10.94 $ 10.74 $ 10.22 $ 10.07 $10.12 $10.09
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,170   5,599   6,213   5,624   2,177   1,691   1,398    905     69
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.11 $ 14.82 $ 13.80 $ 10.36 $ 19.11 $ 16.87 $ 14.38 $12.48 $11.17
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,646  12,040  12,800  12,557  12,092  11,624   7,243  3,564    178
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.65 $ 12.34 $ 11.92 $  9.54 $ 19.68 $ 17.91 $ 14.74 $13.00 $11.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,683  10,663  11,782  12,678  12,529   7,675   3,716  1,270     66
--------------------------------------------------------------------------------------------------------------




I-12 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005   2004   2003
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.97 $ 14.52 $ 13.92 $ 10.87 $ 19.38 $ 17.89 $14.47 $13.27 $11.09
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,297   9,253   9,672   8,942   9,184   7,223  4,026  1,161     30
-------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.16 $ 11.97 $ 10.84 $  8.33 $ 14.06 $ 14.47 $12.22 $11.96 $10.97
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,278   2,399   2,250   2,028   2,094   1,769  1,018    473     42
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 11.92 $ 10.61 $  8.53 $ 13.85 $ 13.56 $12.21 $11.58 $10.57
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,518   1,657   1,676   1,341   1,364   1,455  1,271    643     69
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.17 $ 13.08 $ 11.47 $  8.57 $ 13.66 $ 12.19 $12.46 $11.02 $10.34
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,033   3,861   4,165   4,045   3,311   2,506  1,386    595     44
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.59 $ 13.29 $ 11.81 $  8.90 $ 14.66 $ 12.89 $12.16 $11.34 $10.24
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,906   2,226   2,475   2,429   2,960   1,215    705    369     29
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.70 $  5.81 $  5.16 $  4.40 $ 10.34 $ 11.17 $10.63     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    13,669   6,525   6,971   6,687   7,005   5,957    563     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.68 $ 10.37 $  9.36 $  7.90 $ 14.17 $ 15.10 $12.65 $12.20 $10.93
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,952  14,184  15,820  17,618  19,894  14,100  9,522  5,080    310
-------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.75 $ 11.94 $ 10.66 $  8.63 $ 12.71 $ 11.68 $10.54     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,343   4,125   4,065   2,823   1,698   1,248    527     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.75 $ 14.52 $ 12.85 $  9.52 $ 16.21 $ 14.18 $11.48     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,333   7,236   5,774   4,806   3,860   1,674    373     --     --
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.51 $ 13.03 $ 10.54 $  7.86 $ 15.77 $ 14.84 $13.53 $12.93 $11.33
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,217  10,198  10,675  10,589  10,337   8,706  5,920  3,260    291
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.78 $ 14.35 $ 11.92 $  8.92 $ 15.00 $ 15.51 $14.02 $12.80 $11.04
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,367  16,208  19,394   5,726   6,668   6,490  4,526  2,213    149
-------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.08 $ 10.25 $ 10.42 $ 10.59 $ 10.55 $ 10.24 $ 9.97 $ 9.87 $ 9.96
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,708  10,912  19,099  26,885   8,854   4,632  2,041  1,005     42
-------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.16 $  5.10 $  4.79 $  3.76 $  5.69 $  4.79 $ 4.51 $ 4.35     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,784   6,667   7,498   8,750   4,503   1,430    883     38     --
-------------------------------------------------------------------------------------------------------------




                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-13

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006   2005   2004   2003
------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.10 $ 16.63 $ 12.78 $  8.28 $ 15.97 $13.27 $12.35     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,135   9,351   7,909   6,915   5,059  2,350    533     --     --
------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.29 $  8.82 $  8.01 $  6.51 $ 10.70 $10.70     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,847   9,869  11,439  11,898  12,811  2,470     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.32 $ 10.37 $  9.15 $  6.71 $ 11.52 $11.08     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,410   6,724   5,394   4,013   2,779    367     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.47 $ 10.67 $ 10.76 $ 10.13 $ 10.73 $ 9.79 $ 9.91     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    33,009  36,696  39,919  25,636  14,527  8,303  3,300     --     --
------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 10.98 $ 10.51 $ 10.07 $ 10.96 $10.66 $10.44 $10.40 $10.20
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,789   9,470   9,834   4,558   4,138  3,340  2,303  1,119     95
------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.34 $ 14.13 $ 11.42 $  9.21 $ 14.21 $14.72 $12.72 $12.40 $10.71
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,576   7,175   7,505   4,820   4,773  4,061  2,210  1,215     79
------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.49 $ 15.02 $ 13.12 $  9.36 $ 16.46 $15.61 $16.53 $16.17     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,792   5,568   5,286   3,779   3,120    907    526     22     --
------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.69 $  8.53 $  8.03 $  6.28 $ 10.79 $10.75     --     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,664   8,076   8,585   9,057  10,518  2,001     --     --     --
------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------
   Unit value                            $  4.95 $  5.18 $  4.66 $  3.58 $  6.07 $ 6.10 $ 5.43 $ 5.07     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,795   2,626   2,887   3,308   3,079  2,346    952     71     --
------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.73 $ 10.09 $  8.91 $  7.05 $ 11.38 $11.86 $10.41     --     --
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,113   9,622  10,345  10,821   9,921  7,856  2,852     --     --
------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.76 $ 14.86 $ 12.88 $  9.34 $ 13.11 $11.98 $11.50 $11.25 $10.69
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,890   6,166   5,221   2,848   2,691  1,979  1,528  1,146    126
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.69 $ 11.60 $ 10.03 $  7.43 $ 14.17 $12.93 $12.51 $11.75 $10.66
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,858   8,625   5,825   1,350   1,191    976    442    210     15
------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.93 $ 12.43 $ 11.90 $ 11.17 $ 11.08 $10.61 $10.39 $10.38 $10.16
------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    23,508  18,690  19,288  11,031   6,566  5,315  4,566  2,210    301
------------------------------------------------------------------------------------------------------------




I-14 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.34 $14.06 $13.36 $10.46 $20.15 $18.23 $14.79 $13.02 $11.23
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    7,107  7,570  8,035  7,867  7,136  5,220  2,536  1,127     65
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                            $10.70 $11.75 $10.71 $ 8.22 $13.82 $13.38 $11.98 $11.41 $10.58
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,701  2,716  2,563  1,797  1,624  1,487  1,016    456     20
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.06 $12.98 $11.67 $ 9.65 $15.69 $15.40 $13.12 $12.46 $11.07
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,128  5,659  6,264  6,951  6,335  5,165  3,109  1,455     59
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.80 $14.13 $11.32 $ 8.12 $14.63 $13.30 $12.33 $11.57 $10.53
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,195  4,760  4,627  4,317  3,883  3,570  2,515  1,381     97
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $13.67 $16.04 $13.06 $ 9.20 $14.60 $14.83 $13.15 $12.45 $10.99
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,856  4,840  4,569  4,175  4,025  3,627  2,566  1,506    103
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.06 $10.70 $10.21 $ 9.46 $12.58 $12.40 $11.47 $11.32 $10.59
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    9,077  8,961  8,522  6,601  7,716  6,956  5,292  3,135    282
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.86 $ 8.27 $ 6.59 $ 4.98 $ 8.75 $ 8.58 $ 7.91 $ 7.49     --
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,318  7,044  7,464  6,845  6,231  3,530  1,416     31     --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $10.93 $12.21 $ 9.97 $ 8.02 $13.12 $14.80 $12.96 $12.59 $10.93
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,025  5,724  6,164  6,403  7,224  7,719  5,307  2,979    191
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.56 $13.42 $11.59 $ 7.44 $14.29 $12.29 $11.65 $10.64 $10.31
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,819  5,979  5,856  4,301  3,743  2,164  1,431    675     35
-------------------------------------------------------------------------------------------------------




                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-15

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $ 12.45 $ 11.72 $ 10.66      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,354   7,808   8,367   8,484   6,377   3,109   1,519     656      32      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $ 10.82 $ 10.74 $ 10.30      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,073   6,707   7,276   5,824   2,454   1,800   1,000     281       1      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $ 11.19 $ 11.02 $ 10.41      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,888   4,498   4,925   4,505   2,753   3,022   2,176     414      84      --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $ 42.61 $ 41.36 $ 38.70 $ 33.05
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,918   4,434   4,527   4,019   3,098   2,325   1,725     893     383      86
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $ 12.28 $ 11.71 $ 10.66      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    22,803  24,916  27,631  27,177  23,506  14,705   6,917   2,788      46      --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $ 16.39 $ 14.95 $ 13.34 $  9.63
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       418     455     346     421     443     462     372     312     478     121
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.70 $  9.79 $  8.01 $  6.36 $  9.71 $ 10.81      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       379     382     380     377     421      38      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $ 19.66 $ 19.43 $ 17.87 $ 13.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       960     954     880     834     842     856     849     802     502     184
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $  5.78 $  5.54      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       634     806     611     730     571     504     326      15      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.33 $  7.44 $  6.72 $  5.23 $  9.71 $  8.81 $  8.51 $  7.96 $  7.82 $  6.22
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       122     129     265     286     373     353     314     204     249      42
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16 $  7.86
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776     200
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26 $130.09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        45      55      60      63      65      73      73      64      29       9
------------------------------------------------------------------------------------------------------------------------




I-16 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.62 $13.22 $12.71 $12.59 $14.07 $13.88 $13.57 $13.50 $13.20 $12.99
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,354  1,424  1,504  1,216  1,473  1,477  1,527  1,343  1,175    441
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.87 $ 9.46 $ 8.61 $ 6.60 $11.05 $10.84     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,593  1,664  1,601  1,517  1,189    216     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $25.27 $25.32 $22.52 $18.20 $29.54 $28.64 $25.31 $24.66 $22.76 $18.11
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,194  1,278  1,432  1,308  1,547  1,418  1,604  1,386  1,074    399
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.93 $15.10 $13.33 $10.61 $18.08 $16.13 $15.01 $13.79 $12.69 $ 9.85
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,904  2,210  2,904  3,228  3,346  2,714  2,354  1,938  1,510    386
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.68 $ 9.83 $ 8.99 $ 7.01 $10.45 $10.42     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,654  1,643  1,908  1,649  1,574    368     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.58 $ 8.07 $ 7.44 $ 5.89 $ 9.49     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,136  4,481  4,971  5,195  2,805     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.25 $12.30 $11.41 $ 9.95 $11.75 $11.56 $10.48     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      561    286    248    305    337    193     77     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $32.44 $34.20 $26.23 $18.86 $27.67 $25.76 $22.05 $21.50     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      624    678    666    610    618    233     79      9     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.97 $11.67 $11.16 $11.14 $10.64 $ 9.90 $ 9.74     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,389  1,235  1,037  1,063    476    185      8     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.86 $17.25 $15.74 $10.67 $25.45 $18.23 $13.53 $10.37 $ 8.53 $ 5.56
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,149  1,440  1,600  1,528  1,726  1,239    755    609    457     69
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72 $17.65
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      458    948    875    948    404    376    481    416    458    259
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.12 $12.39 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38 $ 7.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026    282
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05 $ 8.32
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530    142
--------------------------------------------------------------------------------------------------------------




                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-17

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75 $10.92
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      843    914    984  1,000  1,136  1,052    782    522    441    161
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78 $ 9.45
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      247    256    275    280    288    351    347    370    307    128
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03 $ 6.69
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      284    330    367    389    458    510    603    610    598    229
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.33 $ 7.29 $ 6.39 $ 4.78 $ 7.62 $ 6.80 $ 6.96 $ 6.16 $ 5.78 $ 4.77
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      864    906  1,047  1,004  1,050  1,042  1,055    981    856    341
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60 $ 9.12
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,071    204    249    298    492    192    184    149     93     38
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,412    832    868    847    809    532    144     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60 $ 9.96
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481    530
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      517    473    455    425    442    196     84     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,217  1,214    777    796    665    269     56     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62 $ 6.81
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883    285
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10 $ 9.24
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636    237
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17 $26.47
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      623    729  1,227  1,943  1,051  1,102    845    349    434    630
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.13 $ 5.07 $ 4.77 $ 3.74 $ 5.66 $ 4.77 $ 4.49 $ 4.34     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      816    964  1,099  1,560    657     83     72     22     --     --
--------------------------------------------------------------------------------------------------------------




I-18 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      927    889    885    695    782    297    179     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,002  1,238  1,402  1,644  1,727    258     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51 $11.08     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,216  1,073    860    786    674     83     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,586  3,294  3,673  2,525  1,235    730    286     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97 $14.71
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      816    941  1,133    502    626    590    573    555    512    198
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10 $ 8.44
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      734    850  1,024    720    713    744    596    575    449    122
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      571    606    610    421    401     47     41      6     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78 $10.75     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      657    694    735    848    853    178     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      186    161    166    153     89    104     69     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      581    587    490    545    539    602    296     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75 $ 5.70
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,264    957    537    353    249    215    280    377    218     32
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72 $33.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      206    250    144     53     56     47     25     28     10      4
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84 $10.63
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202    628
--------------------------------------------------------------------------------------------------------------




                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-19

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27 $ 7.78
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      719    842    967    951  1,047  1,030    783    806    360    135
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59 $ 7.61
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      380    416    452    447    473    453    353    272    238    104
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15 $ 7.88
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      773    753    860    921  1,210  1,363  1,238  1,242    726    316
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52 $ 6.18
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      736    783    810    813    934  1,035  1,075  1,055    731    292
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15 $ 7.34
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      726    760    803    727    805  1,010    876  1,011    560    206
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87 $21.48
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      628    641    663    523    526    758    755    771    557    125
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      584    746    786    687    788    475    242     59     --     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09 $10.43
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      494    612    586    666    748  1,201    991    884    641    270
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74 $ 5.64
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      579    705    766    462    597    350    311    306     98     14
--------------------------------------------------------------------------------------------------------------




I-20 APPENDIX I: CONDENSED FINANCIAL INFORMATION

Appendix II: Purchase considerations for QP contracts/(1)/

This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

--------------------------------------------------------------------------------


Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits and not for tax deferral after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus/SM/ contracts), or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit.


AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.


Given that required minimum distributions must generally commence from the plan for participants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

-------------
(1)QP contracts are available for Accumulator(R), Accumulator(R) Plus/SM/ and Accumulator(R) Elite/SM/ contracts owners only.

                      APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS II-1

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2012 to a fixed maturity option with a maturity date of February 15, 2020 (eight years later) at a hypothetical rate to maturity of 7.00% ("h" in the calculation below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2016(a) . Please note that withdrawal charges do not apply to Accumulator(R) Select/SM/ contracts.



-------------------------------------------------------------------------------------------------------------------------
                                                                             HYPOTHETICAL ASSUMED RATE TO MATURITY/(J)/
                                                                             ("J" IN THE CALCULATION BELOW)
                                                                             FEBRUARY 15, 2016

                                                                             --------------------------------------------
                                                                              5.00%                 9.00%

-------------------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2016 BEFORE WITHDRAWAL

-------------------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount/(b)/                                              $141,389              $121,737

-------------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                               $131,104              $131,104

-------------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                                             $(9,367)
                                                                             $ 10,285
-------------------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2016 AFTER $50,000 WITHDRAWAL

-------------------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with the withdrawal:
  (3) x [$50,000/(1)]                                                        $  3,637              $(3,847)

-------------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)  $ 46,363              $ 53,847

-------------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                    $ 91,389              $ 71,737

-------------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                         $ 84,741              $ 77,257

-------------------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                      $111,099              $101,287

-------------------------------------------------------------------------------------------------------------------------

You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

Maturity value                         $171,882               where j is either 5% or 9%
                       =
-----------------------          -----------------------------
(1+j)/(D/365)/                    (1+j)/(1,461/365)/

(c)  Fixed maturity amount is based on the following calculation:

Maturity value                         $171,882
                       =
-----------------------          -----------------------------
(1+h)/(D/365)/                   (1+0.07)/(1,461/365)/

(d)  Maturity value is based on the following calculation:

    Fixed maturity amount x (1+h)/(D/365)/  = ($84,741 or $77,257) x (1+0.07)/(1,461/365)/

III-1 APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.


The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts. The enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:


----------------------------------------------------------------------------------------------------
                                    6% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE 85   GWBL ENHANCED
END OF CONTRACT YEAR  ACCOUNT VALUE     BENEFIT BASE           BENEFIT BASE       DEATH BENEFIT BASE
----------------------------------------------------------------------------------------------------
         1              $105,000          $106,000/(4)/          $105,000/(1)/         $105,000/(5)/
----------------------------------------------------------------------------------------------------
         2              $115,500          $112,360/(3)/          $115,500/(1)/         $115,500/(5)/
----------------------------------------------------------------------------------------------------
         3              $129,360          $119,102/(3)/          $129,360/(1)/         $129,360/(5)/
----------------------------------------------------------------------------------------------------
         4              $103,488          $126,248/(3)/          $129,360/(2)/         $135,828/(6)/
----------------------------------------------------------------------------------------------------
         5              $113,837          $133,823/(4)/          $129,360/(2)/         $142,296/(6)/
----------------------------------------------------------------------------------------------------
         6              $127,497          $141,852/(4)/          $129,360/(2)/         $148,764/(6)/
----------------------------------------------------------------------------------------------------
         7              $127,497          $150,363/(4)/          $129,360/(2)/         $155,232/(6)/
----------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                                APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE IV-1

The following illustrates the enhanced death benefit calculation for Accumulator(R) Plus/SM/ contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options) , no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:


----------------------------------------------------------------------------------------------
                                    6% ROLL-UP TO AGE ANNUAL RATCHET TO AGE   GWBL ENHANCED
END OF CONTRACT YEAR  ACCOUNT VALUE  85 BENEFIT BASE     85 BENEFIT BASE    DEATH BENEFIT BASE
----------------------------------------------------------------------------------------------
         1              $109,200        $106,000/(3)/       $109,200/(1)/        $109,200/(5)/
----------------------------------------------------------------------------------------------
         2              $120,120        $112,360/(3)/       $120,120/(1)/        $120,120/(5)/
----------------------------------------------------------------------------------------------
         3              $134,534        $119,102/(3)/       $134,534/(1)/        $134,534/(5)/
----------------------------------------------------------------------------------------------
         4              $107,628        $126,248/(3)/       $134,534/(3)/        $141,261/(6)/
----------------------------------------------------------------------------------------------
         5              $118,390        $133,823/(3)/       $134,534/(2)/        $147,988/(6)/
----------------------------------------------------------------------------------------------
         6              $132,597        $141,852/(4)/       $134,534/(2)/        $154,715/(6)/
----------------------------------------------------------------------------------------------
         7              $132,597        $150,363/(4)/       $134,534/(2)/        $161,441/(6)/
----------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

ANNUAL RATCHET TO AGE 85

(1)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3)At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4)At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.

GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5)At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6)At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

IV-2 APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

  ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite/SM/ and Accumulator(R) Select/SM/ contracts, respectively. The tables illustrate the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.35)%, 3.65% for Accumulator(R) contracts; (2.60)% and 3.40% for Accumulator(R) Plus/SM/ contracts; (2.70)% and 3.30% for Accumulator(R) Elite/SM/ contracts; and (2.75)% and 3.25% for Accumulator(R) Select/SM/ contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.24% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                                      APPENDIX V: HYPOTHETICAL ILLUSTRATIONS V-1

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT



                                                   GREATER OF 6% ROLL-UP
                                                    TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                                   ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
           CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
   AGE       YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                      0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------------
       60      0    100,000 100,000 93,000  93,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A

       61      1     95,930 101,909 88,930  94,909 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A

       62      2     91,887 103,799 84,887  96,799 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A

       63      3     87,866 105,662 81,866  99,662 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A

       64      4     83,859 107,494 77,859 101,494 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A

       65      5     79,862 109,288 74,862 104,288 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A

       66      6     75,868 111,037 72,868 108,037 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A

       67      7     71,872 112,732 70,872 111,732 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A

       68      8     67,865 114,366 67,865 114,366 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A

       69      9     63,842 115,929 63,842 115,929 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A

       70     10     59,795 117,412 59,795 117,412 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814

       75     15     38,886 123,220 38,886 123,220 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643

       80     20     16,088 125,043 16,088 125,043 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001

       85     25          0 120,486      0 120,486       0    429,187          0   517,472        0    35,794        0    35,794

       90     30          0 126,738      0 126,738       0    429,187          0   517,472      N/A       N/A      N/A       N/A

       95     35          0 134,088      0 134,088       0    429,187          0   517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.



V-2 APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT



                                                        GREATER OF 6% ROLL-UP
                                                         TO AGE 85 OR                             LIFETIME ANNUAL
                                                        ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM
                CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:
     AGE          YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME
---------------------------------------------------------------------------------------------------------------------
                           0%      6%      0%     6%      0%         6%         0%        6%        0%        6%
---------------------------------------------------------------------------------------------------------------------
            60      0    104,000 104,000 96,000  96,000 100,000    100,000    100,000   100,000      N/A       N/A

            61      1     99,563 105,782 91,563  97,782 106,000    106,000    108,400   108,400      N/A       N/A

            62      2     95,175 107,535 87,175  99,535 112,360    112,360    117,304   117,304      N/A       N/A

            63      3     90,827 109,253 83,827 102,253 119,102    119,102    126,742   126,742      N/A       N/A

            64      4     86,515 110,931 79,515 103,931 126,248    126,248    136,747   136,747      N/A       N/A

            65      5     82,231 112,562 76,231 106,562 133,823    133,823    147,352   147,352      N/A       N/A

            66      6     77,969 114,138 72,969 109,138 141,852    141,852    158,593   158,593      N/A       N/A

            67      7     73,721 115,650 69,721 111,650 150,363    150,363    170,508   170,508      N/A       N/A

            68      8     69,481 117,092 66,481 114,092 159,385    159,385    183,139   183,139      N/A       N/A

            69      9     65,241 118,453 65,241 118,453 168,948    168,948    196,527   196,527      N/A       N/A

            70     10     60,994 119,724 60,994 119,724 179,085    179,085    210,719   210,719    9,814     9,814

            75     15     39,316 124,318 39,316 124,318 239,656    239,656    295,518   295,518   14,643    14,643

            80     20     16,110 124,672 16,110 124,672 320,714    320,714    408,999   408,999   22,001    22,001

            85     25          0 118,416      0 118,416       0    429,187          0   517,472        0    35,794

            90     30          0 122,708      0 122,708       0    429,187          0   517,472      N/A       N/A

            95     35          0 127,694      0 127,694       0    429,187          0   517,472      N/A       N/A
---------------------------------------------------------------------------------------------------------------------




                LIFETIME ANNUAL
                GUARANTEED MINIMUM
                INCOME BENEFIT:
     AGE        HYPOTHETICAL INCOME
-----------------------------------
                  0%        6%
-----------------------------------
            60     N/A       N/A

            61     N/A       N/A

            62     N/A       N/A

            63     N/A       N/A

            64     N/A       N/A

            65     N/A       N/A

            66     N/A       N/A

            67     N/A       N/A

            68     N/A       N/A

            69     N/A       N/A

            70   9,814     9,814

            75  14,643    14,643

            80  22,001    22,001

            85       0    35,794

            90     N/A       N/A

            95     N/A       N/A
-----------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                      APPENDIX V: HYPOTHETICAL ILLUSTRATIONS V-3

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT



                                                   GREATER OF 6% ROLL-UP
                                                    TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                                   ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
           CONTRACT                                TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
   AGE       YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                      0%      6%      0%     6%      0%         6%         0%        6%        0%        6%       0%        6%
-----------------------------------------------------------------------------------------------------------------------------------
       60      0    100,000 100,000 92,000  92,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A

       61      1     95,581 101,560 87,581  93,560 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A

       62      2     91,215 103,084 84,215  96,084 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A

       63      3     86,893 104,565 80,893  98,565 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A

       64      4     82,610 105,996 77,610 100,996 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A

       65      5     78,358 107,371 78,358 107,371 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A

       66      6     74,132 108,682 74,132 108,682 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A

       67      7     69,923 109,921 69,923 109,921 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A

       68      8     65,725 111,079 65,725 111,079 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A

       69      9     61,530 112,147 61,530 112,147 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A

       70     10     57,331 113,114 57,331 113,114 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814

       75     15     35,904 116,035 35,904 116,035 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643

       80     20     13,046 114,439 13,046 114,439 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001

       85     25          0 105,938      0 105,938       0    429,187          0   517,472        0    35,794        0    35,794

       90     30          0 107,652      0 107,652       0    429,187          0   517,472      N/A       N/A      N/A       N/A

       95     35          0 109,633      0 109,633       0    429,187          0   517,472      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

V-4 APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   EARNINGS ENHANCEMENT BENEFIT
   GUARANTEED MINIMUM INCOME BENEFIT


------------------------------------------------------------------------------------------------------------------------------------
                                                    GREATER OF 6% ROLL-UP
                                                     TO AGE 85 OR                             LIFETIME ANNUAL    LIFETIME ANNUAL
                                                    ANNUAL RATCHET        TOTAL DEATH BENEFIT GUARANTEED MINIMUM GUARANTEED MINIMUM
           CONTRACT                                 TO AGE 85 GUARANTEED  WITH THE EARNINGS   INCOME BENEFIT:    INCOME BENEFIT:
   AGE       YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT ENHANCEMENT BENEFIT GUARANTEED INCOME  HYPOTHETICAL INCOME
------------------------------------------------------------------------------------------------------------------------------------
                      0%      6%      0%      6%      0%         6%         0%        6%        0%        6%       0%        6%
------------------------------------------------------------------------------------------------------------------------------------
       60      0    100,000 100,000 100,000 100,000 100,000    100,000    100,000   100,000      N/A       N/A      N/A       N/A

       61      1     95,532 101,511  95,532 101,511 106,000    106,000    108,400   108,400      N/A       N/A      N/A       N/A

       62      2     91,119 102,982  91,119 102,982 112,360    112,360    117,304   117,304      N/A       N/A      N/A       N/A

       63      3     86,754 104,409  86,754 104,409 119,102    119,102    126,742   126,742      N/A       N/A      N/A       N/A

       64      4     82,432 105,783  82,432 105,783 126,248    126,248    136,747   136,747      N/A       N/A      N/A       N/A

       65      5     78,145 107,099  78,145 107,099 133,823    133,823    147,352   147,352      N/A       N/A      N/A       N/A

       66      6     73,886 108,349  73,886 108,349 141,852    141,852    158,593   158,593      N/A       N/A      N/A       N/A

       67      7     69,648 109,524  69,648 109,524 150,363    150,363    170,508   170,508      N/A       N/A      N/A       N/A

       68      8     65,424 110,616  65,424 110,616 159,385    159,385    183,139   183,139      N/A       N/A      N/A       N/A

       69      9     61,205 111,615  61,205 111,615 168,948    168,948    196,527   196,527      N/A       N/A      N/A       N/A

       70     10     56,986 112,511  56,986 112,511 179,085    179,085    210,719   210,719    9,814     9,814    9,814     9,814

       75     15     35,496 115,038  35,496 115,038 239,656    239,656    295,518   295,518   14,643    14,643   14,643    14,643

       80     20     12,634 112,983  12,634 112,983 320,714    320,714    408,999   408,999   22,001    22,001   22,001    22,001

       85     25          0 103,964       0 103,964       0    429,187          0   517,472        0    35,794        0    35,794

       90     30          0 105,095       0 105,095       0    429,187          0   517,472      N/A       N/A      N/A       N/A

       95     35          0 106,399       0 106,399       0    429,187          0   517,472      N/A       N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                                      APPENDIX V: HYPOTHETICAL ILLUSTRATIONS V-5

Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

---------------------------------------------------------------------------------------------------
                                                  NO WITHDRAWAL $3,000 WITHDRAWAL $6,000 WITHDRAWAL
---------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                             100,000         100,000           100,000
---------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal./(1)/         104,000         104,000           104,000
---------------------------------------------------------------------------------------------------
C   EARNINGS ENHANCEMENT BENEFIT EARNINGS: death      4,000           4,000             4,000
    benefit less net contributions (prior to the
    withdrawal in D). B minus A.
---------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                          0             3,000             6,000
---------------------------------------------------------------------------------------------------
E   EXCESS OF THE WITHDRAWAL OVER THE EARNINGS          0               0               2,000
    ENHANCEMENT BENEFIT EARNINGS greater of D
    minus C or zero
---------------------------------------------------------------------------------------------------
F   NET CONTRIBUTIONS (adjusted for the              100,000         100,000           98,000
    withdrawal in D) A minus E
---------------------------------------------------------------------------------------------------
G   DEATH BENEFIT (adjusted for the withdrawal       104,000         101,000           98,000
    in D) B minus D
---------------------------------------------------------------------------------------------------
H   DEATH BENEFIT LESS NET CONTRIBUTIONS G minus      4,000           1,000               0
    F
---------------------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR                40%             40%               40%
---------------------------------------------------------------------------------------------------
J   EARNINGS ENHANCEMENT BENEFIT H times I            1,600            400                0
---------------------------------------------------------------------------------------------------
K   DEATH BENEFIT: including the Earnings            105,600         101,400           98,000
    enhancement benefit G plus J
---------------------------------------------------------------------------------------------------

(1)The death benefit is the greater of the account value or any applicable death benefit.

VI-1 APPENDIX VI: EARNINGS ENHANCEMENT BENEFIT EXAMPLE

Appendix VII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits in the contracts are either not available or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:

-----------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and          If you reside in the state of
            benefits"--"Your right to can-cel   California and you are age 60 and
            within a certain number of days"    older at the time the contract is
                                                issued, you may return your
                                                variable annuity contract within
                                                30 days from the date that you
                                                receive it and receive a refund as
                                                described below. This is also
                                                referred to as the "free look"
                                                period.

                                                If you allocate your entire
                                                initial contribution to the
                                                EQ/Money Market option (and/or
                                                guaranteed interest option, if
                                                available), the amount of your
                                                refund will be equal to your
                                                contribution, unless you make a
                                                transfer, in which case the amount
                                                of your refund will be equal to
                                                your account value on the date we
                                                receive your request to cancel at
                                                our proc-essing office. This
                                                amount could be less than your
                                                initial contribution. If the
                                                Principal guarantee benefit or
                                                Guaran-teed withdrawal benefit for
                                                life is elected, the investment
                                                allocation during the 30 day free
                                                look period is limited to the
                                                guaranteed interest option. If you
                                                allocate any portion of your
                                                initial contribution to the
                                                variable investment op-tions
                                                (other than the EQ/Money Market
                                                option) and/or fixed maturity
                                                options, your refund will be equal
                                                to your account value on the date
                                                we receive your request to cancel
                                                at our processing office.

                                                "RETURN OF CONTRIBUTION" FREE LOOK
                                                TREATMENT AVAIL-ABLE THROUGH
                                                CERTAIN SELLING BROKERS-DEALERS
                                                Certain selling broker-dealers
                                                offer an allocation method
                                                designed to preserve your right to
                                                a return of your con-tributions
                                                during the free look period. At
                                                the time of application, you will
                                                instruct your financial
                                                professional as to how your
                                                initial contribution and any
                                                subsequent con-tributions should
                                                be treated for the purpose of
                                                maintaining your free look right
                                                under the contract. Please consult
                                                your financial professional to
                                                learn more about the availability
                                                of "return of contribution" free
                                                look treatment.
-----------------------------------------------------------------------------------

                          APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR
                               VARIATIONS OF CERTAIN FEATURES AND BENEFITS VII-1

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
CALIFORNIA                                       If you choose "return of
(CONTINUED)                                      contribution" free look treatment
                                                 of your contract, we will allocate
                                                 your entire contribution and any
                                                 subsequent contributions made
                                                 during the 40-day period following
                                                 the Contract Date, to the EQ/Money
                                                 Mar-ket investment option. In the
                                                 event you choose to exercise your
                                                 free look right under the
                                                 contract, you will receive a
                                                 refund equal to your contributions.

                                                 If you choose the "return of
                                                 contribution" free look treat-ment
                                                 and your contract is still in
                                                 effect on the 40th day (or next
                                                 Business Day) following the
                                                 contract date, we will
                                                 automatically reallocate your
                                                 account value to the investment
                                                 options chosen on your application.
                                                 Any transfers made prior to the
                                                 expiration of the 30-day free look
                                                 will terminate your right to
                                                 "return of con-tribution"
                                                 treatment in the event you choose
                                                 to exercise your free look right
                                                 under the contract. Any transfer
                                                 made prior to the 40th day
                                                 following the contract date will
                                                 cancel the automatic reallocation
                                                 on the 40th day (or next busi-ness
                                                 day) following the Contract Date
                                                 described above. If you do not
                                                 want AXA Equitable to perform this
                                                 scheduled one- time re-allocation,
                                                 you must call one of our customer
                                                 service representatives at 1 (800)
                                                 789-7771 before the 40th day
                                                 following the contract date to
                                                 cancel.
------------------------------------------------------------------------------------
FLORIDA      See "Contract features and          The following information replaces
             benefits" in "Credits"(For          the second bullet of the final set
             Accumulator(R) Plus/SM/ contracts   of bullets in this section:
             only)
                                                 .   You may annuitize your
                                                     contract after thirteen
                                                     months, however, if you elect
                                                     to receive annuity payments
                                                     within five years of the
                                                     contract date, we will recover
                                                     the credit that applies to any
                                                     contribution made in that five
                                                     years. If you start receiving
                                                     annuity payments after five
                                                     years from the contract date
                                                     and within three years of
                                                     making any contribution, we
                                                     will recover the credit that
                                                     applies to any contribution
                                                     made within the prior three
                                                     years.
------------------------------------------------------------------------------------
ILLINOIS     Notice to all Illinois contract     Illinois law provides that a
             owners                              spouse in a civil union and a
                                                 spouse in a marriage are to be
                                                 treated identically. For pur-poses
                                                 of your contract, when we use the
                                                 term "married", we include
                                                 "parties to a civil union" and
                                                 when we use the word "spouse" we
                                                 include "parties to a civil
                                                 union". While civil union spouses
                                                 are afforded the same rights as
                                                 married spouses under Illinois
                                                 law, tax-related advantages such
                                                 as spousal continuation are
                                                 derived from federal tax law.
                                                 Illinois' Civil Union Law does not
                                                 and cannot alter federal law. The
                                                 federal Defense of Marriage Act
                                                 excludes civil unions and civil
                                                 union partners from the meaning of
                                                 the word "marriage" or "spouse" in
                                                 all federal laws. Therefore, a
                                                 civil union spouse does not
                                                 qualify for the same tax
                                                 advantages provided to a married
                                                 spouse under federal law,
                                                 including the tax benefits
                                                 afforded to the surviving spouse
                                                 of an owner of an annuity contract
                                                 or any rights under specified
                                                 tax-favored savings or retirement
                                                 plans or arrangements.
------------------------------------------------------------------------------------


      APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR
VII-2 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------------------------------
 STATE                     FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
--------------------------------------------------------------------------------------------------
OREGON                     See "We require that the following  The following is added: (20)
(For Accumulator(R),       types of communica-tions be on      requests for required minimum
Accumulator(R) Plus/SM/    specific forms we provide for that  distributions, other than pursuant
and Accumulator(R)         purpose:" in "Who is AXA            to our automatic RMD service.
Elite/SM/ contracts only-- Equitable?"
Accumulator(R) Select/SM/
contracts not available)
                           Flexible Premium IRA, Flexible      Not Available
                           Premium Roth IRA and QP contracts
                           Fixed maturity options              Not Available
                           Automatic investment program        Not Available
                           Special dollar cost averaging       .   Available only during the
                           program (For Accumulator(R) and         first contract year.
                           Accumulator(R) Elite/SM/ contracts  .   Subsequent contributions
                           only)                                   cannot be used to elect new
                                                                   programs after the first
                                                                   contract year. You may make
                                                                   subsequent contributions to
                                                                   the initial programs while
                                                                   they are still running.
                           See "How you can contribute to      Additional contributions are
                           your contract" in "Contract         limited to the first year after
                           features and benefits" and "Rules   the contract issue date only.
                           regarding contributions to your
                           contract" in "Appendix X"
                           See "Guaranteed minimum death       The Roll-Up benefit base is
                           benefit/Guaranteed mini-mum income  eligible for reset beginning on
                           benefit roll-up benefit base        the fifth contract date
                           reset" in "Contract features and    anniversary and on each fifth or
                           benefits"                           later contract date anniversary
                                                               after a reset.
                           See "Lifetime required minimum      The following replaces the third
                           distribution withdrawals" under     paragraph: We generally will not
                           "Withdrawing your account value"    impose a withdrawal charge on
                           in "Accessing your money"           minimum distribution withdrawals
                                                               even if you are not enrolled in
                                                               our automatic RMD service except
                                                               if, when added to a lump sum
                                                               with-drawal previously taken in
                                                               the same contract year, the
                                                               mini-mum distribution withdrawals
                                                               exceed the 10% free withdrawal
                                                               amount. In order to avoid a
                                                               withdrawal charge in connection
                                                               with minimum distribution
                                                               withdrawals outside of our
                                                               automatic RMD service, you must
                                                               notify us using our request form.
                                                               Such minimum distribution
                                                               withdrawals must be based solely
                                                               on your contract's account value.
                           See "Selecting an annuity payout    for Accumulator(R) contracts: An
                           option" under "Your annuity payout  annuity commencement date earlier options" in "Accessing your money"  than seven years from the contract issue date may not be elected.
                                                               for Accumulator(R) Elite/SM/
                                                               contracts: An annuity
                                                               commence-ment date earlier than
                                                               four years from the contract issue
                                                               date may not be elected.
                                                               for Accumulator(R) Plus/SM/
                                                               contracts: An annuity
                                                               commence-ment date earlier than
                                                               eight years from the contract
                                                               issue date may not be elected.
                           See "Greater of 6% Roll-Up to age   The charge is equal to 0.60% of
                           85 or Annual Ratchet to age 85"     the Greater of 6% Roll-Up to age
                           under "Guaranteed minimum death     85 or Annual Ratchet to age 85
                           benefit charge" in "Charges and     benefit base.
                           expenses"
                           See "Disability, terminal illness,  Item (i) under this section is
                           or confinement to nursing home"     deleted in its entirety
                           under "Withdrawal charge" in
                           "Charges and expenses"
--------------------------------------------------------------------------------------------------
PENNSYLVANIA               Contributions                       Your contract refers to
                                                               contributions as premiums.
                           Special dollar cost averaging       In Pennsylvania, we refer to this
                           program                             program as "enhanced rate dollar
                           (For Accumulator(R) and             cost averaging."
                           Accumulator(R) Elite/SM/ contracts
                           only)
                           See "Disability, terminal illness,  Item (iii) under this section is
                           or confinement to nursing home"     deleted in its entirety.
                           under "Withdrawal charge" in
                           "Charges and ex-penses" (For
                           Accumulator(R), Accumulator(R)
                           Plus/SM/ and Accumulator(R)
                           Elite/SM/ contracts only)
--------------------------------------------------------------------------------------------------


                         APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR
                               VARIATIONS OF CERTAIN FEATURES AND BENEFITS VII-3

-------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------
PENNSYLVANIA  Required disclosure for             Any person who knowingly and with
(CONTINUED)   Pennsylvania customers              intent to defraud any insurance
                                                  company or other person files an
                                                  application for insurance or
                                                  statement of claim containing any
                                                  materially false information or
                                                  conceals for the purpose of
                                                  misleading, information concerning
                                                  any fact material thereto commits
                                                  a fraudulent insurance act, which
                                                  is a crime and subjects such
                                                  person to criminal and civil
                                                  penalties.
-------------------------------------------------------------------------------------
PUERTO RICO   IRA, Roth IRA, Inherited IRA, QP    Not Available
              and Rollover TSA contracts

              Beneficiary continuation option     Not Available
              (IRA)

              Tax Information--Special rules for  Income from NQ contracts we issue
              NQ contracts                        is U.S. source. A Puerto Rico
                                                  resident is subject to U.S.
                                                  taxation on such U.S. source
                                                  income. Only Puerto Rico source
                                                  income of Puerto Rico resi-dents
                                                  is excludable from U.S. taxation.
                                                  Income from NQ con-tracts is also
                                                  subject to Puerto Rico tax. The
                                                  calculation of the taxable portion
                                                  of amounts distributed from a
                                                  contract may differ in the two
                                                  jurisdictions. Therefore, you
                                                  might have to file both U.S. and
                                                  Puerto Rico tax returns, showing
                                                  different amounts of income from
                                                  the contract for each tax return.
                                                  Puerto Rico generally provides a
                                                  credit against Puerto Rico tax for
                                                  U.S. tax paid. Depending on your
                                                  personal situation and the timing
                                                  of the different tax liabilities,
                                                  you may not be able to take full
                                                  advantage of this credit.
-------------------------------------------------------------------------------------
TEXAS         See "Charges that AXA Equitable     We will deduct the annual
              deducts" under "Annual              administrative charge on a pro
              administrative charge" in "Charges  rata basis but only from your
              and expenses"                       value in the variable invest-ment
                                                  options. We will not deduct this
                                                  charge from your value in the
                                                  guaranteed interest option.
-------------------------------------------------------------------------------------

WASHINGTON    Guaranteed interest option          Not Available

              Investment                          Not Available
              simplifier--Fixed-dollar option
              and Interest sweep option

              Fixed maturity options              Not Available

              Income Manager(R) payout option     Not Available

              Earnings enhancement benefit        Not Available

              Special dollar cost averaging       .   Available only at issue
              program
              (For Accumulator(R) and             .   Subsequent contributions
              Accumulator(R) Elite/SM/ contracts      cannot be used to elect new
              only)                                   programs. You may make
                                                      subsequent contributions to
                                                      the initial programs while
                                                      they are still running.

              "Greater of 6% Roll-Up to age 85    All references to this feature are
              or Annual Ratchet to age 85         deleted in their entirety. You
              enhanced death benefit"             have the choice of the following
                                                  guaranteed minimum death benefits:
                                                  the Greater of 4% Roll-Up to age
                                                  85 or Annual Ratchet to age 85;
                                                  the Annual Ratchet to age 85; the
                                                  Standard death benefit; the GWBL
                                                  Enhanced death benefit; or the
                                                  GWBL Standard death benefit.

              See "Guaranteed minimum death       The charge for the Greater of 4%
              benefit charge" in "Fee table" and  Roll-Up to age 85 or Annual
              in "Charges and expenses"           Ratchet to age 85 is 0.60%

              See "Guaranteed minimum death       .   If you elect the 6% Guaranteed
              benefit and Guaranteed minimum          minimum income benefit with
              income benefit base" in "Contract       the Greater of 4% Roll-Up to
              features and benefits"                  age 85 or Annual Ratchet to
                                                      age 85 enhanced death benefit,
                                                      the variable investment
                                                      options (other than those
                                                      variable investment options
                                                      that roll up at 3%), the
                                                      account for special dollar
                                                      cost averaging program and the
                                                      account for 12 month dollar
                                                      cost averaging will roll up at
                                                      an annual rate of 6% for the
                                                      Guaranteed minimum in- come
                                                      benefit base and 4% for the 4%
                                                      Roll-Up to age 85 benefit base.
-------------------------------------------------------------------------------------

      APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR
VII-4 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON                                       .   If you elect the Greater of 4%
(CONTINUED)                                          Roll-Up to age 85 or Annual
                                                     Ratchet to age 85 enhanced
                                                     death benefit, without the
                                                     Guaranteed minimum income
                                                     benefit, the variable
                                                     investment options (other than
                                                     those variable investment
                                                     options that roll up at 3%),
                                                     the account for special dollar
                                                     cost averaging program and the
                                                     account for 12 month dollar
                                                     cost averaging will roll up at
                                                     an annual rate of 4% for the
                                                     4% Roll-Up to age 85 benefit
                                                     base.

             See "Guaranteed minimum death       Your "Greater of 4% Roll-Up to age
             benefit/Guaranteed minimum income   85 or Annual Ratchet to age 85
             benefit roll-up benefit base        enhanced death benefit" benefit
             reset" in "Contract features and    base will reset only if your
             benefits"                           account value is greater than your
                                                 Guaranteed minimum income benefit
                                                 roll-up benefit base.

             See "Guaranteed minimum death       You have a choice of the Standard
             benefit" in "Contract features and  death benefit, the Annual Ratchet
             benefits"                           to age 85 enhanced death benefit,
                                                 or the Greater of 4% Roll-Up to
                                                 age 85 or Annual Ratchet to age 85
                                                 enhanced death benefit.
             See "Annual administrative charge"  The second paragraph of this
             in "Charges and expenses"           section is replaced with the
                                                 following:

                                                 For Accumulator(R) and
                                                 Accumulator(R) Elite/SM/ contracts:

                                                 The annual administrative charge
                                                 will be deducted from the value in
                                                 the variable investment options on
                                                 a pro rata basis. If those amounts
                                                 are insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for special
                                                 dollar cost averaging. If the
                                                 contract is surrendered or
                                                 annuitized or a death benefit is
                                                 paid on a date other than a
                                                 contract date anniversary, we will
                                                 deduct a pro rata portion of that
                                                 charge for the year.

                                                 For Accumulator(R) Select/SM/
                                                 contracts:

                                                 The annual administrative charge
                                                 will be deducted from the value in
                                                 the variable investment options on
                                                 a pro rata basis. If those amounts
                                                 are insufficient, we will deduct
                                                 all or a portion of the charge
                                                 from the account for 12 month
                                                 dollar cost averaging. If the
                                                 contract is surrendered or
                                                 annuitized or a death benefit is
                                                 paid on a date other than a
                                                 contract date anniversary, we will
                                                 deduct a pro rata portion of that
                                                 charge for the year.

                                                 For Accumulator(R) Plus/SM/
                                                 contracts:

                                                 The annual administrative charge
                                                 will be deducted from the value in
                                                 the variable investment options on
                                                 a pro rata basis. If the contract
                                                 is surrendered or annuitized or a
                                                 death benefit is paid on a date
                                                 other than a contract date
                                                 anniversary, we will deduct a pro
                                                 rata portion of that charge for
                                                 the year.
------------------------------------------------------------------------------------

                         APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR
                               VARIATIONS OF CERTAIN FEATURES AND BENEFITS VII-5

------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------
WASHINGTON   See "How withdrawals affect your    The first sentence of the third
(CONTINUED)  Guaranteed minimum income benefit,  paragraph is replaced with the
             Guaranteed minimum death benefit    following:
             and Principal guarantee benefits"
             in "Accessing your money"           With respect to the Guaranteed
                                                 minimum income benefit and the
                                                 Greater of 4% Roll-Up to age 85 or
                                                 Annual Ratchet to age 85 enhanced
                                                 death benefit, withdrawals
                                                 (including any applicable
                                                 withdrawal charges) will reduce
                                                 each of the benefits' Roll-Up to
                                                 age 85 benefit base on a
                                                 dollar-for-dollar basis, as long
                                                 as the sum of the with-drawals in
                                                 a contract year is 6% or less of
                                                 each benefit's Roll-Up benefit
                                                 base on the contract issue date or
                                                 the most recent contract date
                                                 anniversary, if later. With
                                                 respect to the Greater of 4%
                                                 Roll-Up to age 85 or Annual
                                                 Ratchet to age 85 enhanced death
                                                 benefit, if elected without the
                                                 Guaranteed minimum income benefit,
                                                 withdrawals (including any
                                                 applicable withdrawal charges)
                                                 will reduce the 4% Roll-Up to age
                                                 85 benefit base on a
                                                 dollar-for-dollar basis, as long
                                                 as the sum of the withdrawals in a
                                                 contract year is 6% or less of the
                                                 4% Roll-Up to age 85 benefit base
                                                 on the contract issue date or the
                                                 most recent contract date
                                                 anniversary, if later.
             See "10% free withdrawal amount"    The 10% free withdrawal amount
             under "Withdrawal charge" in        applies to full surrenders.
             "Charges and expenses" (For
             Accumulator(R), Accumulator(R)
             Plus/SM/ and Accumulator(R)
             Elite/SM/ contracts only)

             See "Certain withdrawals" under     If you elect the Greater of 4%
             "Withdrawal charge" in "Charges     Roll-Up to age 85 or Annual
             and expenses" (For Accumulator(R),  Ratchet to age 85 enhanced death
             Accumulator(R) Plus/SM/ and         benefit without a Guar-anteed
             Accumulator(R) Elite/SM/ contracts  minimum income benefit, the
             only)                               withdrawal charge will be waived
                                                 for any withdrawal that, together
                                                 with any prior withdrawals made
                                                 during the contract year, does not
                                                 exceed 6% of the beginning of
                                                 contract year 4% Roll-Up to age 85
                                                 benefit base, even if such
                                                 withdrawals exceed the free
                                                 withdrawal amount.

             See "Withdrawal charge" in          The owner (or older joint owner,
             "Charges and expenses" un-der       if applicable) has qualified to
             "Disability, terminal illness, or   receive Social Security disability
             confinement to nursing home" (For   benefits as certified by the
             Accumulator(R), Accumulator(R)      Social Security Administration or
             Plus/SM/ and Accu-mulator(R)        a statement from an in-dependent
             Elite/SM/ contracts only)           U.S. licensed physician stating
                                                 that the owner (or older joint
                                                 owner, if applicable) meets the
                                                 definition of total disability for
                                                 at least 6 continuous months prior
                                                 to the notice of claim. Such
                                                 disability must be re-certified
                                                 every 12 months.
------------------------------------------------------------------------------------

      APPENDIX VII: STATE CONTRACT AVAILABILITY AND/OR
VII-6 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

Appendix VIII: Contract variations

--------------------------------------------------------------------------------


The contracts described in this Prospectus are no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date indicated below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.


In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
July 10, 2006 -           Greater of 6% Roll-Up to  The fee for this benefit
January 15, 2007          age 85 or Annual Ratchet  is 0.60%.
                          to age 85 enhanced death
                          benefit

                          Guaranteed minimum death  The Roll-Up benefit base
                          benefit/                  is eligible for reset
                          Guaranteed minimum        beginning on the fifth
                          income benefit roll-up    contract date
                          benefit base reset        anniver-sary and on each
                                                    fifth or later contract
                                                    date anniversary after a
                                                    reset.
-----------------------------------------------------------------------------
January 16, 2007-present  Greater of 6% Roll-Up to  The fee for this benefit age 85 or Annual Ratchet is 0.65%./(1)/ to age 85 enhanced death benefit

                          Guaranteed minimum death  The Roll-Up benefit base
                          benefit/ Guaran-teed      is eligible for reset
                          minimum income benefit    annually./(1)/
                          roll-up benefit base
                          reset
-----------------------------------------------------------------------------
(1)This charge and feature are not available to contracts issued in Oregon.

                                       APPENDIX VIII: CONTRACT VARIATIONS VIII-1

Appendix IX: Tax-sheltered annuity contracts (TSAs)

With limited exceptions, we no longer accept contributions to the contracts. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.

--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

Contributions to an Accumulator(R) Series TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) Series TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

IX-1 APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

                        APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS) IX-2

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59 1/2.

IX-3 APPENDIX IX: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Appendix X: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Florida. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.




-----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
NQ                   Accumulator(R)             Accumulator(R) $5,000         After-tax money.
                     Accumulator(R) Elite/SM/      (initial)
                     Accumulator(R) Select/SM/                                Paid to us by check or
                     0 through 85               Accumulator(R) Plus/SM/          transfer of contract
                                                   Accumulator(R) Elite/SM/      value in a tax-deferred
                     Accumulator(R) Plus/SM/       $10,000 (initial)             exchange under Sec-
                     0 through 80                                                tion 1035 of the In-
                                                Accumulator(R) Select/SM/        ternal Revenue Code.
                                                   $25,000 (initial)

                                                The Accumulator(R) Series
                                                   $500 (additional)

                                                The Accumulator(R) Series
                                                   $100 monthly and $300
                                                   quarterly under our
                                                   automatic investment
                                                   program (additional)
-----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
NQ                   Accumulator(R)
                        Accumulator(R) Elite/SM/
                        Accumulator(R) Select/SM/
                        No additional con-
                        tributions may be made
                        after attainment of age
                        86, or if later, the first
                        contract date
                        anniversary./(2)/

                     Accumulator(R) Plus/SM/
                        No additional con-
                        tributions after attain-
                        ment of age 81 or, if
                        later, the first contract
                        date anniversary./(2)/


-------------------------------------------------------


                              RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT X-1

----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS        SOURCE OF CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Rollover IRA         Accumulator(R)             Accumulator(R)               Eligible rollover dis-
                     Accumulator(R) Elite/SM/      $5,000 (initial)             tributions from 403(b)
                     Accumulator(R) Select/SM/                                  plans, qualified plans,
                     20 through 85              Accumulator(R) Plus/SM/         and governmental
                                                   Accumulator(R) Elite/SM      employer 457(b) plans.
                     Accumulator(R) Plus/SM/       /$10,000 (initial)
                     20 through 80                                           Rollovers from another
                                                Accumulator(R) Select/SM/       traditional individual
                                                   $25,000 (initial)            retirement arrange-
                                                                                ment.
                                                The Accumulator(R) Series
                                                   $50 (additional)          Direct
                                                                                custodian-to-custodian
                                                $100 monthly and $300           transfers from another
                                                   quarterly under our          traditional individual
                                                   automatic investment         retirement arrange-
                                                   program (additional)         ment.
                                                   (subject to tax max-
                                                   imums)                    Regular IRA con-
                                                                                tributions.

                                                                             Additional catch-up
                                                                                contributions.























----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Rollover IRA         Accumulator(R)
                        Accumulator(R) Elite/SM/
                        No additional con-
                        tributions may be made
                        after attainment of age
                        86, or, if later, the first
                        contract date
                        anniversary./(2)/

                     Accumulator(R) Plus/SM/
                        No contributions after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2) /

                     Accumulator(R) Select/SM
                        /No rollover or direct
                        transfer contributions
                        after attainment of age
                        86 or, if later, the first
                        contract date
                        anniversary./(2) /

                     Contributions after age
                        70 1/2 must be net of
                        required minimum dis-
                        tributions.

                     Although we accept regu-
                        lar IRA contributions
                        (limited to $5,000) under
                        Rollover IRA contracts,
                        we intend that the con-
                        tract be used primarily
                        for rollover and direct
                        transfer contributions.

                     Additional catch-up con-
                        tributions of up to
                        $1,000 per calendar year
                        where the owner is at
                        least age 50 but under
                        age 70 1/2 at any time
                        during the calendar year
                        for which the con-
                        tribution is made.
-------------------------------------------------------


X-2 RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES       MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------
Roth Conversion IRA  Accumulator(R)             Accumulator(R)                Rollovers from another
                     Accumulator(R) Elite/SM/      $5,000 (initial)              Roth IRA.
                     Accumulator(R) Select/SM/
                     20 through 85              Accumulator(R) Plus/SM/       Rollovers from a
                                                   Accumulator(R) Elite/SM/      "designated Roth con-
                     Accumulator(R) Plus/SM/       $10,000 (initial)             tribution account"
                     20 through 80                                               under specified retire-
                                                Accumulator(R) Select/SM/        ment plans.
                                                   $25,000 (initial)
                                                                              Conversion rollovers
                                                The Accumulator(R) Series        from a traditional IRA
                                                   $50 (additional)              or other eligible
                                                                                 retirement plan.
                                                $100 monthly and $300
                                                   quarterly under our        Direct transfers from
                                                   automatic investment          another Roth IRA.
                                                   program (additional)
                                                   (subject to tax max-       Regular Roth IRA con-
                                                   imums)                        tributions.

                                                                              Additional catch-up
                                                                                 contributions.




























----------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Roth Conversion IRA  Accumulator(R)
                        No additional rollover or
                        direct contributions after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2)/

                     Accumulator(R) Plus/SM/
                        No additional rollover or
                        direct contributions after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2)/

                     Accumulator(R) Elite/SM/
                        Accumulator(R) Select/SM/
                        No additional rollover or
                        direct transfer con-
                        tributions after attain-
                        ment of age 86 or, if
                        later, the first contract
                        date anniversary./(2) /

                     Conversion rollovers af-
                        ter age 70 1/2 must be
                        net of required minimum
                        distributions for the
                        traditional IRA or other
                        eligible retirement plan
                        which is the source of
                        the conversion rollover.

                     Although we accept regu-
                        lar Roth IRA con-
                        tributions (limited to
                        $5,000) under Roth IRA
                        contracts, we intend that
                        the contract be used
                        primarily for rollover and
                        direct transfer con-
                        tributions.

                     Additional catch-up con-
                        tributions of up to
                        $1,000 per calendar year
                        where the owner is at
                        least age 50 at any time
                        during the calendar year
                        for which the con-
                        tribution is made.
-------------------------------------------------------


                              RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT X-3

-----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES      MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
Rollover TSA/(3)/    Accumulator(R)            Accumulator(R)                With documentation of
                     Accumulator(R) Elite/SM/     $5,000 (initial)              employer or plan
                     Accumulator(R) Select/SM                                   approval, and limited
                     /20 through 85            Accumulator(R) Plus/SM           to pre-tax funds, direct
                                                  /Accumulator(R) Elite/SM      plan-to-plan transfers
                     Accumulator(R) Plus/SM       /$10,000 (initial)            from another 403(b)
                     /20 through 80                                             plan or contract ex-
                                               Accumulator(R) Select/SM         changes from another
                                                  /$25,000 (initial)            403(b) contract under
                                                                                the same plan.
                                               The Accumulator(R) Series
                                                  $500 (additional)          With documentation of
                                                                                employer or plan
                                                                                approval, and limited
                                                                                to pre-tax funds, eligi-
                                                                                ble rollover dis-
                                                                                tributions from other
                                                                                403(b) plans, qualified
                                                                                plans, governmental
                                                                                employer 457(b) plans
                                                                                or traditional IRAs.





















-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Rollover TSA/(3)/    Accumulator(R)
                        No additional con-
                        tributions may be made
                        after attainment of age
                        86, or, if later, the first
                        contract date
                        anniversary./(2)/

                     Accumulator(R) Plus/SM/
                        No additional rollover or
                        direct contributions after
                        attainment of age 81 or,
                        if later, the first contract
                        date anniversary./(2)/

                     Accumulator(R) Elite/SM/
                        No rollover or direct
                        transfer contributions
                        after attainment of age
                        87./(2)/

                     Accumulator(R) Select/SM/
                        No additional rollover or
                        direct transfer con-
                        tributions after attain-
                        ment of age 86 or, if
                        later, the first contract
                        date anniversary./(2) /

                     Contributions after age
                        70 1/2 must be net of any
                        required minimum
                        distributions.

                     We do not accept
                        employer-remitted
                        contributions.

                     We do not accept after-
                        tax contributions, includ-
                        ing designated Roth
                        contributions.

See Appendix IX earlier in this Prospectus for a discussion of TSA contracts.

--------------------------------------------------------------------------------


X-4 RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

-----------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES      MINIMUM CONTRIBUTIONS         SOURCE OF CONTRIBUTIONS
-----------------------------------------------------------------------------------------------------------
QP                   Accumulator(R)            Accumulator(R)                Only transfer con-
(Accumulator(R) ,    Accumulator(R) Elite/SM/     Accumulator(R) Elite/SM/      tributions from other
Accumulator(R)       20 through 75                $5,000 (initial)              investments within an
Plus/SM/ and                                                                    existing defined con-
Accumulator(R)       Accumulator(R) Plus/SM/   Accumulator(R) Plus/SM/          tribution qualified plan
Elite/SM/ contracts  20 through 70                $10,000 (initial)             trust.
only)
                                               The Accumulator(R) Series     The plan must be quali-
                                                  $500 (additional)             fied under Section
                                                                                401(a) of the Internal
                                                                                Revenue Code.

                                                                             For 401(k) plans, trans-
                                                                                ferred contributions
                                                                                may not include any
                                                                                after-tax contributions,
                                                                                including designated
                                                                                Roth contributions.
















-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
QP                   A separate QP contract
(Accumulator(R) ,       must be established for
Accumulator(R)          each plan participant.
Plus/SM/ and
Accumulator(R)       We do not accept regular
Elite/SM/ contracts     ongoing payroll con-
only)                   tributions or con-
                        tributions directly from
                        the employer.

                     Only one additional trans-
                        fer contribution may be
                        made during a contract
                        year.

                     No additional transfer
                        contributions after the
                        annuitant's attainment
                        of age 76 (age 71 under
                        Accumulator(R) Plus/SM/ con-
                        tracts) or, if later, the
                        first contract date
                        anniversary.

                     Contributions after age
                        70 1/2 must be net of any
                        required minimum
                        distributions.

                     We do not accept con-
                        tributions from defined
                        benefit plans.


See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.

--------------------------------------------------------------------------------


                              RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT X-5

---------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS       SOURCE OF CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------
Flexible Premium         20 through 70        $4,000 (initial)            Regular traditional IRA
IRA (Accumulator(R)                                                          contributions.
contracts only)                               $50 (additional)
                                                                          Additional catch-up
                                              $50 monthly or quarterly       contributions.
                                                 under our automatic in-
                                                 vestment program         Eligible rollover dis-
                                                 (additional)                tributions from 403(b)
                                                                             plans, qualified plans,
                                                                             and governmental
                                                                             employer 457(b) plans.

                                                                          Rollovers from another
                                                                             traditional individual re-
                                                                             tirement arrangement.

                                                                          Direct custodian-to-
                                                                             custodian transfers
                                                                             from another traditional
                                                                             individual retirement
                                                                             arrangement.
















---------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Flexible Premium     No regular IRA con-
IRA (Accumulator(R)     tributions in the calendar
contracts only)         year you turn age 70 1/2
                        and thereafter.

                     Regular contributions
                        may not exceed $5,000.

                     Additional catch-up con-
                        tributions of up to
                        $1,000 per calendar year
                        where the owner is at
                        least age 50 but under
                        age 70 1/2 at any time
                        during the calendar year
                        for which the con-
                        tribution is made.

                     Although we accept roll-
                        over and direct transfer
                        contributions under the
                        Flexible Premium IRA
                        contract, we intend that
                        the contract be used for
                        ongoing regular
                        contributions.

                     Rollover and direct trans-
                        fer contributions may be
                        made up to attainment
                        of age 86./(2)/

                     Rollover and direct trans-
                        fer contributions after
                        age 70 1/2 must be net of
                        required minimum dis-
                        tributions.
-------------------------------------------------------


X-6 RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

--------------------------------------------------------------------------------------------------------
                     AVAILABLE FOR OWNER AND
 CONTRACT TYPE       ANNUITANT ISSUE AGES     MINIMUM CONTRIBUTIONS       SOURCE OF CONTRIBUTIONS
--------------------------------------------------------------------------------------------------------
Flexible Premium         20 through 85        $4,000 (initial)            Regular Roth IRA
Roth IRA                                                                     contributions.
(Accumulator(R)                               $50 (additional)
contracts only)                                                           Additional catch-up
                                              $50 monthly or quarterly       contributions.
                                                 under our automatic in-
                                                 vestment program         Rollovers from another
                                                 (additional)                Roth IRA.

                                                                          Rollovers from a
                                                                             "designated Roth con-
                                                                             tribution account"
                                                                             under specified retire-
                                                                             ment plans.

                                                                          Conversion rollovers
                                                                             from a traditional IRA
                                                                             or other eligible
                                                                             retirement plan.

                                                                          Direct transfers from
                                                                             another Roth IRA.










--------------------------------------------------------------------------------------------------------
Inherited IRA            0-70                 Accumulator(R)              Direct custodian-to-
Beneficiary                                      $5,000 (initial)            custodian transfers of
Continuation                                                                 your interest as a death
Contract                                      Accumulator(R) Elite/SM        beneficiary of the de-
(traditional IRA or                              /$10,000 (initial)          ceased owner's tradi-
Roth IRA)                                                                    tional individual
(Accumulator(R) ,                             Accumulator(R) Select/SM/      retirement arrange-
Accumulator(R)                                   $25,000 (initial)           ment or Roth IRA to an
Elite/SM/ and                                                                IRA of the same type.
Accumulator(R)                                The Accumulator(R) Series
Select/SM/                                       $1,000 (additional)
contracts only)



--------------------------------------------------------------------------------------------------------

-------------------------------------------------------

 CONTRACT TYPE       LIMITATIONS ON CONTRIBUTIONS/(1)/
-------------------------------------------------------
Flexible Premium      No additional con-
Roth IRA                 tributions may be made
(Accumulator(R)          after the attainment of
contracts only)          age 86, or, if later, the
                         first contract date
                         anniversary./(2)/

                      Contributions are subject
                         to income limits and
                         other tax rules.

                      Regular Roth IRA con-
                         tributions may not ex-
                         ceed $5,000.

                      Additional catch-up con-
                         tributions of up to
                         $1,000 per calendar year
                         where the owner is at
                         least age 50 at any time
                         during the calendar year
                         for which the contribu-
                         tion is made.

                      Although we accept roll-
                         over and direct transfer
                         contributions under the
                         Flexible Premium Roth
                         IRA contract, we intend
                         that the contract be used
                         for ongoing regular Roth
                         IRA contributions.
-------------------------------------------------------
Inherited IRA         Any additional con-
Beneficiary              tributions must be from
Continuation             the same type of IRA of
Contract                 the same deceased
(traditional IRA or      owner.
Roth IRA)
(Accumulator(R) ,     Non-spousal beneficiary
Accumulator(R)           direct rollover con-
Elite/SM/ and            tributions from qualified
Accumulator(R)           plans, 403(b) plans and
Select/SM/               governmental employer
contracts only)          457(b) plans may be
                         made to an Inherited IRA
                         contract under specified
                         circumstances.
-------------------------------------------------------

(1)Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII earlier in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal.
(2)Please see Appendix VII earlier in this Prospectus for state variations.

(3)May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Series Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract).


See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.



                              RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT X-7

Statement of additional information Table of contents

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49
dated May 1, 2012.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


                         Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

                                                                         e13517

The Accumulator(R) Series                                   AXA EQUITABLE LIFE INSURANCE COMPANY
                                                            1290 AVENUE OF THE AMERICAS
A combination variable and fixed deferred annuity contract  NEW YORK, NEW YORK 10104

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2012

-------------------------------------------------------------------------------------------------



This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Series Prospectus, dated May 1, 2012. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS
        Who is AXA Equitable?                                        2
        Unit Values                                                  2
        Custodian and Independent Registered Public Accounting Firm  2
        Distribution of the Contracts                                2
        Financial statements                                         2



             Copyright 2012 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.


                 Accumulator(R) '06/'06.5,'07/'07.5, 8.0/8.2/8.3, 9.0, 11.0 All

                                                                        e235369

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $562,732,447 in 2011, $399,625,078 in 2010 and $429,091,474 in 2009, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $15,092,209, $10,963,063 and $40,223,293, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2011, 2010 and 2009. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $529,410,549 in 2011, $576,147,169 in 2010 and
$557,277,070 in 2009. Of these amounts, AXA Advisors retained $268,084,019, $364,376,758 and $306,063,542, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2011............   F-3
   Statements of Operations for the Year Ended December 31, 2011......  F-57
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2011 and 2010.......................................  F-86
   Notes to Financial Statements...................................... F-127

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2011 and 2010.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009................................... F-5
   Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009...................................................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2011, 2010 and 2009................................................ F-7
   Notes to Consolidated Financial Statements........................... F-9


                                   F-1  e13344

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011


                                                                   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN VPS AMERICAN CENTURY VP
                                                       ALL ASSET  VPS BALANCED WEALTH  INTERNATIONAL GROWTH  LARGE COMPANY VALUE
                                                      ALLOCATION* STRATEGY PORTFOLIO**      PORTFOLIO**             FUND
                                                      ----------- -------------------- --------------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value... $4,032,030       $2,189,375           $3,649,939           $1,180,234
Receivable for The Trusts shares sold................         --               86                   --                   --
Receivable for policy-related transactions...........      5,014               --                1,593               48,555
                                                      ----------       ----------           ----------           ----------
   Total assets......................................  4,037,044        2,189,461            3,651,532            1,228,789
                                                      ----------       ----------           ----------           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      5,014               --                1,505               48,516
Payable for policy-related transactions..............         --                9                   --                   --
                                                      ----------       ----------           ----------           ----------
   Total liabilities.................................      5,014                9                1,505               48,516
                                                      ----------       ----------           ----------           ----------
NET ASSETS........................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

NET ASSETS:
Accumulation Units................................... $4,020,391       $2,189,452           $3,650,027           $1,180,273
Retained by AXA Equitable in Separate Account No. 49.     11,639               --                   --                   --
                                                      ----------       ----------           ----------           ----------
TOTAL NET ASSETS..................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

Investments in shares of The Trusts, at cost......... $4,348,505       $2,234,301           $4,213,775           $1,155,664
The Trusts shares held
   Class A...........................................    235,663               --                   --                   --
   Class B...........................................         --          202,720              244,470                   --
   Class II..........................................         --               --                   --              126,093

                                                      AMERICAN CENTURY VP
                                                      MID CAP VALUE FUND
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $6,610,418
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........         27,649
                                                          ----------
   Total assets......................................      6,638,067
                                                          ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         27,584
Payable for policy-related transactions..............             --
                                                          ----------
   Total liabilities.................................         27,584
                                                          ----------
NET ASSETS...........................................     $6,610,483
                                                          ==========

NET ASSETS:
Accumulation Units...................................     $6,610,483
Retained by AXA Equitable in Separate Account No. 49.             --
                                                          ----------
TOTAL NET ASSETS.....................................     $6,610,483
                                                          ==========

Investments in shares of The Trusts, at cost.........     $6,602,445
The Trusts shares held
   Class A...........................................             --
   Class B...........................................             --
   Class II..........................................        489,661

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                       ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                      -------------- ------------ ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
Receivable for The Trusts shares sold................      1,365,888           --       3,503,347              --
Receivable for policy-related transactions...........             --    1,758,276              --       1,109,099
                                                      -------------- ------------  --------------    ------------
   Total assets......................................  2,605,005,481  866,157,684   2,018,067,006     457,240,606
                                                      -------------- ------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --    1,758,276              --       1,109,099
Payable for policy-related transactions..............      1,365,888           --       3,503,347              --
                                                      -------------- ------------  --------------    ------------
   Total liabilities.................................      1,365,888    1,758,276       3,503,347       1,109,099
                                                      -------------- ------------  --------------    ------------
NET ASSETS........................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

NET ASSETS:
Accumulation Units................................... $2,603,506,918 $864,297,821  $2,014,227,347    $456,026,854
Retained by AXA Equitable in Separate Account No. 49.        132,675      101,587         336,312         104,653
                                                      -------------- ------------  --------------    ------------
TOTAL NET ASSETS..................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

Investments in shares of The Trusts, at cost......... $3,091,478,435 $882,649,765  $2,071,644,131    $465,029,661
The Trusts shares held
   Class A...........................................      1,402,927          955              --              --
   Class B...........................................    291,108,712   74,142,104     214,490,835      39,667,369
   Class K...........................................          1,125           --              --              --

                                                      AXA CONSERVATIVE
                                                         STRATEGY*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $305,370,441
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........        743,901
                                                        ------------
   Total assets......................................    306,114,342
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        743,901
Payable for policy-related transactions..............             --
                                                        ------------
   Total liabilities.................................        743,901
                                                        ------------
NET ASSETS...........................................   $305,370,441
                                                        ============

NET ASSETS:
Accumulation Units...................................   $305,265,411
Retained by AXA Equitable in Separate Account No. 49.        105,030
                                                        ------------
TOTAL NET ASSETS.....................................   $305,370,441
                                                        ============

Investments in shares of The Trusts, at cost.........   $310,411,748
The Trusts shares held
   Class A...........................................             --
   Class B...........................................     27,779,602
   Class K...........................................             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA CONSERVATIVE-  AXA GROWTH   AXA MODERATE    AXA MODERATE
                                                      PLUS ALLOCATION*   STRATEGY*    ALLOCATION*   GROWTH STRATEGY*
                                                      ----------------- ------------ -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
Receivable for The Trusts shares sold................         236,181        435,196             --              --
Receivable for policy-related transactions...........              --             --      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
   Total assets......................................   1,647,859,578    726,612,238  6,775,479,698   2,249,199,979
                                                       --------------   ------------ --------------  --------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --             --      4,375,800       4,177,470
Payable for policy-related transactions..............         236,181        435,196             --              --
                                                       --------------   ------------ --------------  --------------
   Total liabilities.................................         236,181        435,196      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
NET ASSETS...........................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

NET ASSETS:
Accumulation Units...................................  $1,647,589,469   $726,065,620 $6,771,022,459  $2,244,949,628
Retained by AXA Equitable in Separate Account No. 49.          33,928        111,422         81,439          72,881
                                                       --------------   ------------ --------------  --------------
TOTAL NET ASSETS.....................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

Investments in shares of The Trusts, at cost.........  $1,723,219,539   $738,638,790 $7,676,781,560  $2,305,562,166
The Trusts shares held
   Class A...........................................              --            920      2,280,594              --
   Class B...........................................     179,536,830     59,764,214    538,353,320     184,727,043
   Class K...........................................           1,094             --            795              --

                                                       AXA MODERATE-   AXA TACTICAL
                                                      PLUS ALLOCATION* MANAGER 2000*
                                                      ---------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $ 9,523,626,654   $49,792,220
Receivable for The Trusts shares sold................       1,471,216            --
Receivable for policy-related transactions...........              --        44,399
                                                      ---------------   -----------
   Total assets......................................   9,525,097,870    49,836,619
                                                      ---------------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --        44,399
Payable for policy-related transactions..............       1,471,216            --
                                                      ---------------   -----------
   Total liabilities.................................       1,471,216        44,399
                                                      ---------------   -----------
NET ASSETS........................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

NET ASSETS:
Accumulation Units................................... $ 9,523,541,349   $49,629,359
Retained by AXA Equitable in Separate Account No. 49.          85,305       162,861
                                                      ---------------   -----------
TOTAL NET ASSETS..................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

Investments in shares of The Trusts, at cost......... $11,772,271,681   $52,141,691
The Trusts shares held
   Class A...........................................       3,213,151        10,648
   Class B...........................................   1,006,471,263     3,736,635
   Class K...........................................           1,062           781

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                               BLACKROCK
                                                                                 AXA TACTICAL   AXA ULTRA       GLOBAL
                                                      AXA TACTICAL AXA TACTICAL    MANAGER     CONSERVATIVE ALLOCATION V.I.
                                                      MANAGER 400* MANAGER 500* INTERNATIONAL*  STRATEGY*        FUND
                                                      ------------ ------------ -------------- ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
Receivable for policy-related transactions...........      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total assets......................................  45,278,063   105,521,396   79,365,956      100,771      30,152,219
                                                      -----------  ------------  -----------     --------     -----------

LIABILITIES:
Payable for The Trusts shares purchased..............      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total liabilities.................................      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
NET ASSETS........................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

NET ASSETS:
Accumulation Units................................... $45,056,094  $105,269,856  $79,116,142     $     --     $30,082,958
Retained by AXA Equitable in Separate Account No. 49.     167,669       154,819      125,232      100,771           1,364
                                                      -----------  ------------  -----------     --------     -----------
TOTAL NET ASSETS..................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

Investments in shares of The Trusts, at cost......... $47,234,428  $107,216,975  $89,816,389     $100,361     $31,796,042
The Trusts shares held
   Class A...........................................      10,631        10,527       10,533           --              --
   Class B...........................................   3,284,998     8,146,367    7,590,964       10,036              --
   Class III.........................................          --            --           --           --       2,265,386
   Class K...........................................         747           804          906           --              --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                      CAP GROWTH V.I.    DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                           FUND           STRATEGIES*       SMALL CAP GROWTH*        CORE*
                                                      --------------- -------------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $5,041,764        $66,093,873          $436,103,998      $125,396,849
Receivable for The Trusts shares sold................           --                 --                14,429           106,839
Receivable for policy-related transactions...........        4,898            426,917                    --                --
                                                        ----------        -----------          ------------      ------------
   Total assets......................................    5,046,662         66,520,790           436,118,427       125,503,688
                                                        ----------        -----------          ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        4,898            426,917                    --                --
Payable for policy-related transactions..............           --                 --                14,429           106,839
                                                        ----------        -----------          ------------      ------------
   Total liabilities.................................        4,898            426,917                14,429           106,839
                                                        ----------        -----------          ------------      ------------
NET ASSETS...........................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

NET ASSETS:
Accumulation Units...................................   $5,041,182        $56,476,769          $436,094,732      $125,284,710
Retained by AXA Equitable in Separate Account No. 49.          582          9,617,104                 9,266           112,139
                                                        ----------        -----------          ------------      ------------
TOTAL NET ASSETS.....................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

Investments in shares of The Trusts, at cost.........   $5,171,399        $65,778,577          $413,681,304      $115,699,824
The Trusts shares held
   Class A...........................................           --                 --               227,726           213,261
   Class B...........................................           --          6,870,911            28,791,395        13,366,884
   Class III.........................................      460,015                 --                    --                --
   Class K...........................................           --                 --                   715             1,163

                                                      EQ/BLACKROCK
                                                      BASIC VALUE
                                                        EQUITY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $852,277,605
Receivable for The Trusts shares sold................           --
Receivable for policy-related transactions...........       98,622
                                                      ------------
   Total assets......................................  852,376,227
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       98,622
Payable for policy-related transactions..............           --
                                                      ------------
   Total liabilities.................................       98,622
                                                      ------------
NET ASSETS........................................... $852,277,605
                                                      ============

NET ASSETS:
Accumulation Units................................... $852,262,600
Retained by AXA Equitable in Separate Account No. 49.       15,005
                                                      ------------
TOTAL NET ASSETS..................................... $852,277,605
                                                      ============

Investments in shares of The Trusts, at cost......... $879,350,064
The Trusts shares held
   Class A...........................................    1,974,428
   Class B...........................................   63,169,446
   Class III.........................................           --
   Class K...........................................          830

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                         EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                                      ADVISORS EQUITY   SOCIALLY     GUARDIAN   EQ/COMMON STOCK  EQ/CORE BOND
                                                          INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*          INDEX*
                                                      --------------- ------------ ------------ --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $215,530,484   $42,343,096  $836,961,239  $719,773,682   $1,156,594,471
Receivable for The Trusts shares sold................            --        25,124            --       303,579               --
Receivable for policy-related transactions...........       505,130            --       137,379            --          336,934
                                                       ------------   -----------  ------------  ------------   --------------
   Total assets......................................   216,035,614    42,368,220   837,098,618   720,077,261    1,156,931,405
                                                       ------------   -----------  ------------  ------------   --------------

LIABILITIES:
Payable for The Trusts shares purchased..............       505,130            --       137,379            --          336,934
Payable for policy-related transactions..............            --        25,124            --       302,374               --
                                                       ------------   -----------  ------------  ------------   --------------
   Total liabilities.................................       505,130        25,124       137,379       302,374          336,934
                                                       ------------   -----------  ------------  ------------   --------------
NET ASSETS...........................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

NET ASSETS:
Accumulation Units...................................  $215,514,205   $42,314,605  $836,854,897  $719,774,887   $1,156,459,757
Retained by AXA Equitable in Separate Account No. 49.        16,279        28,491       106,342            --          134,714
                                                       ------------   -----------  ------------  ------------   --------------
TOTAL NET ASSETS.....................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

Investments in shares of The Trusts, at cost.........  $206,672,935   $42,076,938  $872,662,413  $767,332,850   $1,168,378,560
The Trusts shares held
   Class A...........................................       492,226            --        87,619       122,808               --
   Class B...........................................    41,397,771     5,893,925    66,625,495    45,285,034      115,674,107
   Class K...........................................         2,125            --            --            --            1,010

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/DAVIS NEW YORK EQ/EQUITY 500  EQ/EQUITY GROWTH EQ/FRANKLIN CORE
                                                          VENTURE*         INDEX*           PLUS*          BALANCED*
                                                      ----------------- -------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $313,994,996    $1,167,049,454  $1,039,069,544    $524,997,635
Receivable for The Trusts shares sold................             --                --         156,332         102,642
Receivable for policy-related transactions...........          9,448           185,662              --              --
                                                        ------------    --------------  --------------    ------------
   Total assets......................................    314,004,444     1,167,235,116   1,039,225,876     525,100,277
                                                        ------------    --------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............          9,448           166,860              --              --
Payable for policy-related transactions..............             --                --         163,780         102,642
                                                        ------------    --------------  --------------    ------------
   Total liabilities.................................          9,448           166,860         163,780         102,642
                                                        ------------    --------------  --------------    ------------
NET ASSETS...........................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

NET ASSETS:
Accumulation Units...................................   $313,866,371    $1,167,068,256  $1,038,982,696    $524,751,133
Retained by AXA Equitable in Separate Account No. 49.        128,625                --          79,400         246,502
                                                        ------------    --------------  --------------    ------------
TOTAL NET ASSETS.....................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

Investments in shares of The Trusts, at cost.........   $301,092,051    $1,134,063,831  $1,129,132,958    $523,386,579
The Trusts shares held
   Class A...........................................        841,042           612,775              --         126,645
   Class B...........................................     33,098,848        52,880,589      74,341,816      63,349,381
   Class K...........................................          1,144               498             733           1,240

                                                       EQ/FRANKLIN     EQ/GAMCO
                                                        TEMPLETON     MERGERS AND
                                                       ALLOCATION*   ACQUISITIONS*
                                                      -------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,215,456,557 $205,926,608
Receivable for The Trusts shares sold................         77,183           --
Receivable for policy-related transactions...........             --       39,873
                                                      -------------- ------------
   Total assets......................................  1,215,533,740  205,966,481
                                                      -------------- ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --       39,873
Payable for policy-related transactions..............         77,183           --
                                                      -------------- ------------
   Total liabilities.................................         77,183       39,873
                                                      -------------- ------------
NET ASSETS........................................... $1,215,456,557 $205,926,608
                                                      ============== ============

NET ASSETS:
Accumulation Units................................... $1,215,364,194 $205,832,389
Retained by AXA Equitable in Separate Account No. 49.         92,363       94,219
                                                      -------------- ------------
TOTAL NET ASSETS..................................... $1,215,456,557 $205,926,608
                                                      ============== ============

Investments in shares of The Trusts, at cost......... $1,293,557,481 $204,197,948
The Trusts shares held
   Class A...........................................        140,314      326,149
   Class B...........................................    166,388,331   16,621,625
   Class K...........................................             --          833

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                     EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI- GOVERNMENT BOND
                                                      COMPANY VALUE*     PLUS*       SECTOR EQUITY*      INDEX*
                                                      -------------- -------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $815,339,995   $512,028,437   $  859,312,651   $447,461,389
Receivable for The Trusts shares sold................        84,928         66,439          565,835             --
Receivable for policy-related transactions...........            --             --               --        846,145
                                                       ------------   ------------   --------------   ------------
   Total assets......................................   815,424,923    512,094,876      859,878,486    448,307,534
                                                       ------------   ------------   --------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             --               --        846,145
Payable for policy-related transactions..............        84,928         93,895          565,835             --
                                                       ------------   ------------   --------------   ------------
   Total liabilities.................................        84,928         93,895          565,835        846,145
                                                       ------------   ------------   --------------   ------------
NET ASSETS...........................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

NET ASSETS:
Accumulation Units...................................  $815,251,899   $511,886,474   $  859,293,980   $447,385,735
Retained by AXA Equitable in Separate Account No. 49.        88,096        114,507           18,671         75,654
                                                       ------------   ------------   --------------   ------------
TOTAL NET ASSETS.....................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

Investments in shares of The Trusts, at cost.........  $673,905,953   $512,547,883   $1,005,423,819   $434,939,748
The Trusts shares held
   Class A...........................................     1,013,903        371,523          275,021             --
   Class B...........................................    20,863,717     50,775,997       79,936,797     43,439,415
   Class K...........................................           294            988              911            974

                                                      EQ/INTERNATIONAL
                                                         CORE PLUS*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $608,815,833
Receivable for The Trusts shares sold................        102,826
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    608,918,659
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............         97,866
                                                        ------------
   Total liabilities.................................         97,866
                                                        ------------
NET ASSETS...........................................   $608,820,793
                                                        ============

NET ASSETS:
Accumulation Units...................................   $608,820,793
Retained by AXA Equitable in Separate Account No. 49.             --
                                                        ------------
TOTAL NET ASSETS.....................................   $608,820,793
                                                        ============

Investments in shares of The Trusts, at cost.........   $826,614,198
The Trusts shares held
   Class A...........................................        307,679
   Class B...........................................     78,485,453
   Class K...........................................          1,222

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                          EQ/JPMORGAN
                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE
                                                       EQUITY INDEX*         ETF*         VALUE PLUS*    OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $523,944,373      $4,161,100      $553,939,909    $241,819,441
Receivable for The Trusts shares sold................        511,747              90           118,206         152,378
Receivable for policy-related transactions...........             --              --                --              --
                                                        ------------      ----------      ------------    ------------
   Total assets......................................    524,456,120       4,161,190       554,058,115     241,971,819
                                                        ------------      ----------      ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --              --                --              --
Payable for policy-related transactions..............        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
   Total liabilities.................................        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
NET ASSETS...........................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

NET ASSETS:
Accumulation Units...................................   $523,925,644      $2,292,527      $553,934,193    $241,771,422
Retained by AXA Equitable in Separate Account No. 49.         18,729       1,868,573             5,716          48,019
                                                        ------------      ----------      ------------    ------------
TOTAL NET ASSETS.....................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

Investments in shares of The Trusts, at cost.........   $809,398,300      $5,596,435      $744,156,572    $279,327,486
The Trusts shares held
   Class A...........................................        227,015         556,628           318,938         310,919
   Class B...........................................     72,682,099         158,833        57,510,943      26,046,424
   Class K...........................................          1,350           1,690               995           1,096

                                                      EQ/LARGE CAP CORE EQ/LARGE CAP
                                                            PLUS*       GROWTH INDEX*
                                                      ----------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $134,407,670    $326,202,188
Receivable for The Trusts shares sold................         56,091              --
Receivable for policy-related transactions...........             --         279,500
                                                        ------------    ------------
   Total assets......................................    134,463,761     326,481,688
                                                        ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --         279,500
Payable for policy-related transactions..............         56,091              --
                                                        ------------    ------------
   Total liabilities.................................         56,091         279,500
                                                        ------------    ------------
NET ASSETS...........................................   $134,407,670    $326,202,188
                                                        ============    ============

NET ASSETS:
Accumulation Units...................................   $134,374,834    $326,176,281
Retained by AXA Equitable in Separate Account No. 49.         32,836          25,907
                                                        ------------    ------------
TOTAL NET ASSETS.....................................   $134,407,670    $326,202,188
                                                        ============    ============

Investments in shares of The Trusts, at cost.........   $160,598,232    $277,527,227
The Trusts shares held
   Class A...........................................             --         434,674
   Class B...........................................     20,364,860      37,155,110
   Class K...........................................          1,588           1,224

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                                  EQ/MFS
                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                      GROWTH PLUS* VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                      ------------ ------------ -------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
Receivable for The Trusts shares sold................      345,184           --        190,492       139,496        543,702
Receivable for policy-related transactions...........           --      278,569             --            --             --
                                                      ------------ ------------ --------------  ------------   ------------
   Total assets......................................  507,930,454  256,533,742    973,385,094   176,555,374    332,641,129
                                                      ------------ ------------ --------------  ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --      278,569             --            --             --
Payable for policy-related transactions..............      345,184           --        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
   Total liabilities.................................      345,184      278,569        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
NET ASSETS........................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

NET ASSETS:
Accumulation Units................................... $507,478,048 $254,370,881 $  973,079,704  $176,265,684   $331,969,988
Retained by AXA Equitable in Separate Account No. 49.      107,222    1,884,292        114,898       150,194        127,439
                                                      ------------ ------------ --------------  ------------   ------------
TOTAL NET ASSETS..................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

Investments in shares of The Trusts, at cost......... $510,470,963 $256,604,904 $1,438,524,888  $171,540,630   $338,718,324
The Trusts shares held
   Class A...........................................      114,651      355,243        131,289         1,884        631,167
   Class B...........................................   31,682,620   49,357,709    101,994,705    16,059,474     58,793,166
   Class K...........................................          637        2,122          1,099            --          1,777

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011



                                                                        EQ/MID CAP VALUE                    EQ/MONTAG &
                                                      EQ/MID CAP INDEX*      PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                      ----------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $636,793,133      $900,720,463     $703,450,079     $161,077,598
Receivable for The Trusts shares sold................             --           395,727               --          136,898
Receivable for policy-related transactions...........        340,407                --        2,880,328               --
                                                        ------------      ------------     ------------     ------------
   Total assets......................................    637,133,540       901,116,190      706,330,407      161,214,496
                                                        ------------      ------------     ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        332,960                --        2,880,328               --
Payable for policy-related transactions..............             --           395,727               --          136,898
                                                        ------------      ------------     ------------     ------------
   Total liabilities.................................        332,960           395,727        2,880,328          136,898
                                                        ------------      ------------     ------------     ------------
NET ASSETS...........................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

NET ASSETS:
Accumulation Units...................................   $636,778,755      $900,459,405     $703,395,245     $161,067,635
Retained by AXA Equitable in Separate Account No. 49.         21,825           261,058           54,834            9,963
                                                        ------------      ------------     ------------     ------------
TOTAL NET ASSETS.....................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

Investments in shares of The Trusts, at cost.........   $691,670,673      $990,560,257     $703,507,900     $135,833,721
The Trusts shares held
   Class A...........................................        465,890            69,674       47,526,117        1,188,408
   Class B...........................................     78,615,561       100,802,554      655,904,691       24,523,195
   Class K...........................................          1,329             1,120               --               --

                                                         EQ/MORGAN
                                                      STANLEY MID CAP EQ/MUTUAL LARGE
                                                          GROWTH*       CAP EQUITY*
                                                      --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $570,983,800    $194,007,025
Receivable for The Trusts shares sold................       486,678           1,254
Receivable for policy-related transactions...........            --              --
                                                       ------------    ------------
   Total assets......................................   571,470,478     194,008,279
                                                       ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --              --
Payable for policy-related transactions..............       486,678           1,254
                                                       ------------    ------------
   Total liabilities.................................       486,678           1,254
                                                       ------------    ------------
NET ASSETS...........................................  $570,983,800    $194,007,025
                                                       ============    ============

NET ASSETS:
Accumulation Units...................................  $570,970,659    $193,752,214
Retained by AXA Equitable in Separate Account No. 49.        13,141         254,811
                                                       ------------    ------------
TOTAL NET ASSETS.....................................  $570,983,800    $194,007,025
                                                       ============    ============

Investments in shares of The Trusts, at cost.........  $561,545,566    $215,087,195
The Trusts shares held
   Class A...........................................       978,688         114,536
   Class B...........................................    38,266,003      23,181,497
   Class K...........................................           653           1,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY
                                                         GLOBAL*      SHORT BOND*        PLUS*           INDEX*
                                                      -------------- -------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
Receivable for The Trusts shares sold................            --       1,053,028       242,851           72,283
Receivable for policy-related transactions...........        43,629              --            --               --
                                                       ------------  --------------  ------------     ------------
   Total assets......................................   280,461,120   1,171,047,042   520,187,739      437,850,487
                                                       ------------  --------------  ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        43,629              --            --               --
Payable for policy-related transactions..............            --       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
   Total liabilities.................................        43,629       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
NET ASSETS...........................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

NET ASSETS:
Accumulation Units...................................  $280,261,177  $1,169,725,033  $519,876,086     $437,756,942
Retained by AXA Equitable in Separate Account No. 49.       156,314         268,981        68,802           21,262
                                                       ------------  --------------  ------------     ------------
TOTAL NET ASSETS.....................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

Investments in shares of The Trusts, at cost.........  $284,896,642  $1,179,644,883  $552,517,989     $424,476,630
The Trusts shares held
   Class A...........................................       792,211       1,846,115            --          380,336
   Class B...........................................    28,513,461     116,510,178    61,830,547       47,861,954
   Class K...........................................            --           1,011            --            1,220

                                                      EQ/T. ROWE PRICE
                                                       GROWTH STOCK*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $395,725,502
Receivable for The Trusts shares sold................        324,778
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    396,050,280
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        324,778
                                                        ------------
   Total liabilities.................................        324,778
                                                        ------------
NET ASSETS...........................................   $395,725,502
                                                        ============

NET ASSETS:
Accumulation Units...................................   $395,699,626
Retained by AXA Equitable in Separate Account No. 49.         25,876
                                                        ------------
TOTAL NET ASSETS.....................................   $395,725,502
                                                        ============

Investments in shares of The Trusts, at cost.........   $359,302,801
The Trusts shares held
   Class A...........................................        502,980
   Class B...........................................     19,110,070
   Class K...........................................            486

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                       EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO
                                                      GLOBAL EQUITY*     INCOME*       COMSTOCK*   OMEGA GROWTH*
                                                      -------------- --------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $170,965,494    $70,466,238   $239,020,310   $495,320,099
Receivable for The Trusts shares sold................            --        146,160             --             --
Receivable for policy-related transactions...........        50,835             --        550,201         91,456
                                                       ------------    -----------   ------------   ------------
   Total assets......................................   171,016,329     70,612,398    239,570,511    495,411,555
                                                       ------------    -----------   ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        50,835             --        550,201         91,456
Payable for policy-related transactions..............            --        146,160             --             --
                                                       ------------    -----------   ------------   ------------
   Total liabilities.................................        50,835        146,160        550,201         91,456
                                                       ------------    -----------   ------------   ------------
NET ASSETS...........................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

NET ASSETS:
Accumulation Units...................................  $170,948,626    $70,446,755   $239,016,668   $495,316,067
Retained by AXA Equitable in Separate Account No. 49.        16,868         19,483          3,642          4,032
                                                       ------------    -----------   ------------   ------------
TOTAL NET ASSETS.....................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

Investments in shares of The Trusts, at cost.........  $196,847,793    $68,227,522   $250,689,795   $480,578,713
The Trusts shares held
   Class A...........................................       182,681             --        173,353             --
   Class B...........................................    21,841,825     12,283,941     25,728,658     52,247,089
   Class K...........................................         1,299             --             --             --
   Service Class 2...................................            --             --             --             --

                                                      FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                         MANAGER: GROWTH     CONTRAFUND(R)
                                                            PORTFOLIO          PORTFOLIO
                                                      --------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $801,347          $23,100,268
Receivable for The Trusts shares sold................             32                   --
Receivable for policy-related transactions...........             --               18,803
                                                            --------          -----------
   Total assets......................................        801,379           23,119,071
                                                            --------          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               18,803
Payable for policy-related transactions..............              7                   --
                                                            --------          -----------
   Total liabilities.................................              7               18,803
                                                            --------          -----------
NET ASSETS...........................................       $801,372          $23,100,268
                                                            ========          ===========

NET ASSETS:
Accumulation Units...................................       $801,372          $23,084,697
Retained by AXA Equitable in Separate Account No. 49.             --               15,571
                                                            --------          -----------
TOTAL NET ASSETS.....................................       $801,372          $23,100,268
                                                            ========          ===========

Investments in shares of The Trusts, at cost.........       $857,105          $23,009,788
The Trusts shares held
   Class A...........................................             --                   --
   Class B...........................................             --                   --
   Class K...........................................             --                   --
   Service Class 2...................................         60,708            1,020,330

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $441,640        $454,559        $118,091        $167,616
Receivable for The Trusts shares sold................          19              17               4               6
Receivable for policy-related transactions...........          --              --              --              --
                                                         --------        --------        --------        --------
   Total assets......................................     441,659         454,576         118,095         167,622
                                                         --------        --------        --------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --              --              --              --
Payable for policy-related transactions..............          12               4               1              --
                                                         --------        --------        --------        --------
   Total liabilities.................................          12               4               1              --
                                                         --------        --------        --------        --------
NET ASSETS...........................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

NET ASSETS:
Accumulation Units...................................    $441,647        $454,572        $118,094        $167,622
Retained by AXA Equitable in Separate Account No. 49.          --              --              --              --
                                                         --------        --------        --------        --------
TOTAL NET ASSETS.....................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

Investments in shares of The Trusts, at cost.........    $458,257        $476,105        $121,827        $177,330
The Trusts shares held
   Service Class 2...................................      42,712          44,696          11,845          17,334

                                                      FIDELITY(R) VIP MID
                                                         CAP PORTFOLIO
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $10,083,246
Receivable for The Trusts shares sold................              --
Receivable for policy-related transactions...........           4,683
                                                          -----------
   Total assets......................................      10,087,929
                                                          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           4,683
Payable for policy-related transactions..............              --
                                                          -----------
   Total liabilities.................................           4,683
                                                          -----------
NET ASSETS...........................................     $10,083,246
                                                          ===========

NET ASSETS:
Accumulation Units...................................     $10,073,082
Retained by AXA Equitable in Separate Account No. 49.          10,164
                                                          -----------
TOTAL NET ASSETS.....................................     $10,083,246
                                                          ===========

Investments in shares of The Trusts, at cost.........     $10,972,909
The Trusts shares held
   Service Class 2...................................         352,808

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                           FRANKLIN
                                                      FIDELITY(R) VIP                      FRANKLIN      TEMPLETON VIP
                                                      STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME FOUNDING FUNDS
                                                         PORTFOLIO     SECURITIES FUND SECURITIES FUND  ALLOCATION FUND
                                                      ---------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $16,924,934      $6,314,204      $11,672,081      $1,447,259
Receivable for The Trusts shares sold................            --             257               --             635
Receivable for policy-related transactions...........        76,318              --            7,677              --
                                                        -----------      ----------      -----------      ----------
   Total assets......................................    17,001,252       6,314,461       11,679,758       1,447,894
                                                        -----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        76,318              --            7,677              --
Payable for policy-related transactions..............            --             257               --             635
                                                        -----------      ----------      -----------      ----------
   Total liabilities.................................        76,318             257            7,677             635
                                                        -----------      ----------      -----------      ----------
NET ASSETS...........................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

NET ASSETS:
Accumulation Units...................................   $16,924,769      $6,313,814      $11,645,530      $1,446,285
Retained by AXA Equitable in Separate Account No. 49.           165             390           26,551             974
                                                        -----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $17,753,392      $6,479,725      $11,933,886      $1,438,980
The Trusts shares held
   Class 2...........................................            --         440,936          951,270         190,680
   Series II.........................................            --              --               --              --
   Service Class 2...................................     1,523,396              --               --              --
   Service Shares....................................            --              --               --              --

                                                      GOLDMAN SACHS VIT  INVESCO V.I.
                                                        MID CAP VALUE   DIVIDEND GROWTH
                                                            FUND             FUND
                                                      ----------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,426,193       $1,154,877
Receivable for The Trusts shares sold................            --               --
Receivable for policy-related transactions...........         2,661            8,714
                                                         ----------       ----------
   Total assets......................................     6,428,854        1,163,591
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         2,661            8,686
Payable for policy-related transactions..............            --               --
                                                         ----------       ----------
   Total liabilities.................................         2,661            8,686
                                                         ----------       ----------
NET ASSETS...........................................    $6,426,193       $1,154,905
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $6,425,995       $1,154,905
Retained by AXA Equitable in Separate Account No. 49.           198               --
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $6,426,193       $1,154,905
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $6,631,190       $1,132,964
The Trusts shares held
   Class 2...........................................            --               --
   Series II.........................................            --           82,491
   Service Class 2...................................            --               --
   Service Shares....................................       490,175               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                            INVESCO V.I.
                                                      INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I.
                                                       REAL ESTATE FUND      YIELD FUND      GROWTH FUND  LEISURE FUND
                                                      ------------------- ----------------- ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $16,049,123        $2,005,872      $ 9,431,993    $315,181
Receivable for The Trusts shares sold................              --                --               --          12
Receivable for policy-related transactions...........          15,091             9,989           11,232          --
                                                          -----------        ----------      -----------    --------
   Total assets......................................      16,064,214         2,015,861        9,443,225     315,193
                                                          -----------        ----------      -----------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............          15,091             9,925           11,232          --
Payable for policy-related transactions..............              --                --               --          12
                                                          -----------        ----------      -----------    --------
   Total liabilities.................................          15,091             9,925           11,232          12
                                                          -----------        ----------      -----------    --------
NET ASSETS...........................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

NET ASSETS:
Accumulation Units...................................     $16,048,612        $2,005,936      $ 9,431,652    $315,158
Retained by AXA Equitable in Separate Account No. 49.             511                --              341          23
                                                          -----------        ----------      -----------    --------
TOTAL NET ASSETS.....................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

Investments in shares of The Trusts, at cost.........     $17,517,375        $2,025,535      $10,014,985    $326,551
The Trusts shares held
   Series II.........................................       1,352,074           398,782          361,656      41,581

                                                      INVESCO V.I. MID CAP
                                                        CORE EQUITY FUND
                                                      --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...      $2,516,091
Receivable for The Trusts shares sold................             231
Receivable for policy-related transactions...........              --
                                                           ----------
   Total assets......................................       2,516,322
                                                           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............             231
                                                           ----------
   Total liabilities.................................             231
                                                           ----------
NET ASSETS...........................................      $2,516,091
                                                           ==========

NET ASSETS:
Accumulation Units...................................      $2,516,059
Retained by AXA Equitable in Separate Account No. 49.              32
                                                           ----------
TOTAL NET ASSETS.....................................      $2,516,091
                                                           ==========

Investments in shares of The Trusts, at cost.........      $2,623,559
The Trusts shares held
   Series II.........................................         219,363

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                             IVY FUNDS VIP
                                                      INVESCO V.I. SMALL IVY FUNDS VIP ASSET   DIVIDEND    IVY FUNDS VIP
                                                       CAP EQUITY FUND        STRATEGY       OPPORTUNITIES    ENERGY
                                                      ------------------ ------------------- ------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $2,441,705         $6,460,573       $7,611,380    $8,578,046
Receivable for policy-related transactions...........         22,772             49,011           19,357        43,489
                                                          ----------         ----------       ----------    ----------
   Total assets......................................      2,464,477          6,509,584        7,630,737     8,621,535
                                                          ----------         ----------       ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
   Total liabilities.................................         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
NET ASSETS...........................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

NET ASSETS:
Accumulation Units...................................     $2,441,684         $6,460,269       $7,611,452    $8,577,790
Retained by AXA Equitable in Separate Account No. 49.             21                304               --           256
                                                          ----------         ----------       ----------    ----------
TOTAL NET ASSETS.....................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

Investments in shares of The Trusts, at cost.........     $2,442,231         $6,889,673       $7,753,100    $9,241,471
The Trusts shares held
   Common Shares.....................................             --            709,353        1,175,684     1,475,387
   Series II.........................................        151,565                 --               --            --

                                                      IVY FUNDS VIP
                                                      GLOBAL NATURAL IVY FUNDS VIP HIGH
                                                        RESOURCES          INCOME
                                                      -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $7,878,105      $23,263,746
Receivable for policy-related transactions...........       19,756           30,152
                                                        ----------      -----------
   Total assets......................................    7,897,861       23,293,898
                                                        ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       19,756           30,152
                                                        ----------      -----------
   Total liabilities.................................       19,756           30,152
                                                        ----------      -----------
NET ASSETS...........................................   $7,878,105      $23,263,746
                                                        ==========      ===========

NET ASSETS:
Accumulation Units...................................   $7,870,807      $23,255,935
Retained by AXA Equitable in Separate Account No. 49.        7,298            7,811
                                                        ----------      -----------
TOTAL NET ASSETS.....................................   $7,878,105      $23,263,746
                                                        ==========      ===========

Investments in shares of The Trusts, at cost.........   $9,308,531      $23,357,779
The Trusts shares held
   Common Shares.....................................    1,490,456        6,804,653
   Series II.........................................           --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                            LAZARD
                                                                        IVY FUNDS VIP                     RETIREMENT
                                                      IVY FUNDS VIP MID  SCIENCE AND   IVY FUNDS VIP   EMERGING MARKETS
                                                         CAP GROWTH      TECHNOLOGY   SMALL CAP GROWTH EQUITY PORTFOLIO
                                                      ----------------- ------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $10,800,875     $6,730,080      $5,881,368      $27,298,479
Receivable for The Trusts shares sold................             --             --           3,023               --
Receivable for policy-related transactions...........         21,909         11,010              --           43,500
                                                         -----------     ----------      ----------      -----------
   Total assets......................................     10,822,784      6,741,090       5,884,391       27,341,979
                                                         -----------     ----------      ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............         21,909         11,010              --           43,500
Payable for policy-related transactions..............             --             --           3,023               --
                                                         -----------     ----------      ----------      -----------
   Total liabilities.................................         21,909         11,010           3,023           43,500
                                                         -----------     ----------      ----------      -----------
NET ASSETS...........................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

NET ASSETS:
Accumulation Units...................................    $10,800,553     $6,729,768      $5,876,199      $27,283,629
Retained by AXA Equitable in Separate Account No. 49.            322            312           5,169           14,850
                                                         -----------     ----------      ----------      -----------
TOTAL NET ASSETS.....................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

Investments in shares of The Trusts, at cost.........    $11,072,524     $7,387,419      $6,250,004      $31,616,203
The Trusts shares held
   Common Shares.....................................      1,290,766        441,409         629,589               --
   Service Shares....................................             --             --              --        1,459,031
   VC Shares.........................................             --             --              --               --

                                                      LORD ABBETT BOND
                                                         DEBENTURE
                                                         PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $826,608
Receivable for The Trusts shares sold................           34
Receivable for policy-related transactions...........           --
                                                          --------
   Total assets......................................      826,642
                                                          --------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............            4
                                                          --------
   Total liabilities.................................            4
                                                          --------
NET ASSETS...........................................     $826,638
                                                          ========

NET ASSETS:
Accumulation Units...................................     $826,638
Retained by AXA Equitable in Separate Account No. 49.           --
                                                          --------
TOTAL NET ASSETS.....................................     $826,638
                                                          ========

Investments in shares of The Trusts, at cost.........     $861,737
The Trusts shares held
   Common Shares.....................................           --
   Service Shares....................................           --
   VC Shares.........................................       71,014

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                     LORD ABBETT
                                                       LORD ABBETT     GROWTH         MFS(R)      MFS(R) INVESTORS
                                                      CLASSIC STOCK OPPORTUNITIES  INTERNATIONAL    GROWTH STOCK
                                                        PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO      SERIES
                                                      ------------- ------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,049,731     $602,642      $14,179,897      $3,267,361
Receivable for The Trusts shares sold................          --           24               --              --
Receivable for policy-related transactions...........      28,012           --           95,773           9,869
                                                       ----------     --------      -----------      ----------
   Total assets......................................   1,077,743      602,666       14,275,670       3,277,230
                                                       ----------     --------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      27,983           --           95,773           9,869
Payable for policy-related transactions..............          --            5               --              --
                                                       ----------     --------      -----------      ----------
   Total liabilities.................................      27,983            5           95,773           9,869
                                                       ----------     --------      -----------      ----------
NET ASSETS...........................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

NET ASSETS:
Accumulation Units...................................  $1,049,760     $602,661      $14,175,085      $3,266,973
Retained by AXA Equitable in Separate Account No. 49.          --           --            4,812             388
                                                       ----------     --------      -----------      ----------
TOTAL NET ASSETS.....................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

Investments in shares of The Trusts, at cost.........  $1,086,277     $784,541      $14,403,905      $3,275,794
The Trusts shares held
   Service Class.....................................          --           --          945,957         303,376
   VC Shares.........................................      93,642       49,276               --              --


                                                      MFS(R) INVESTORS MFS(R) TECHNOLOGY
                                                        TRUST SERIES       PORTFOLIO
                                                      ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,631,050       $3,597,384
Receivable for The Trusts shares sold................           103               --
Receivable for policy-related transactions...........            --            1,549
                                                         ----------       ----------
   Total assets......................................     2,631,153        3,598,933
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --            1,549
Payable for policy-related transactions..............           103               --
                                                         ----------       ----------
   Total liabilities.................................           103            1,549
                                                         ----------       ----------
NET ASSETS...........................................    $2,631,050       $3,597,384
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $2,630,949       $3,596,998
Retained by AXA Equitable in Separate Account No. 49.           101              386
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $2,631,050       $3,597,384
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $2,663,056       $3,557,812
The Trusts shares held
   Service Class.....................................       136,253          534,530
   VC Shares.........................................            --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                       MULTIMANAGER                MULTIMANAGER   MULTIMANAGER
                                                      MFS(R) UTILITIES  AGGRESSIVE   MULTIMANAGER  INTERNATIONAL LARGE CAP CORE
                                                           SERIES        EQUITY*      CORE BOND*      EQUITY*       EQUITY*
                                                      ---------------- ------------ -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
Receivable for The Trusts shares sold................            --         357,699             --      173,717          8,201
Receivable for policy-related transactions...........        77,640              --        135,319           --             --
                                                         ----------    ------------ -------------- ------------   ------------
   Total assets......................................     6,139,697     467,842,775  1,295,480,684  333,467,178    126,576,624
                                                         ----------    ------------ -------------- ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        77,640              --        135,319           --             --
Payable for policy-related transactions..............            --         357,699             --      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
   Total liabilities.................................        77,640         357,699        135,319      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
NET ASSETS...........................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

NET ASSETS:
Accumulation Units...................................    $6,061,772    $467,297,222 $1,295,329,902 $333,279,020   $126,552,609
Retained by AXA Equitable in Separate Account No. 49.           285         187,854         15,463       14,441         15,814
                                                         ----------    ------------ -------------- ------------   ------------
TOTAL NET ASSETS.....................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

Investments in shares of The Trusts, at cost.........    $5,923,133    $457,387,452 $1,303,081,562 $464,112,208   $130,238,086
The Trusts shares held
   Class B...........................................            --      18,588,713    123,866,594   37,627,825     13,477,464
   Class K...........................................            --             403            970        1,069          1,096
   Service Class.....................................       235,603              --             --           --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                         MULTIMANAGER
                                                        MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID MULTI-SECTOR
                                                      LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*       BOND*
                                                      ---------------- ---------------- ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $322,978,964     $286,175,524     $343,373,635   $614,230,527
Receivable for The Trusts shares sold................         28,867          365,011            6,794             --
Receivable for policy-related transactions...........             --               --               --        737,731
                                                        ------------     ------------     ------------   ------------
   Total assets......................................    323,007,831      286,540,535      343,380,429    614,968,258
                                                        ------------     ------------     ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --               --        737,731
Payable for policy-related transactions..............         28,867          365,011            6,794             --
                                                        ------------     ------------     ------------   ------------
   Total liabilities.................................         28,867          365,011            6,794        737,731
                                                        ------------     ------------     ------------   ------------
NET ASSETS...........................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

NET ASSETS:
Accumulation Units...................................   $322,969,251     $286,162,707     $343,362,736   $614,218,125
Retained by AXA Equitable in Separate Account No. 49.          9,713           12,817           10,899         12,402
                                                        ------------     ------------     ------------   ------------
TOTAL NET ASSETS.....................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

Investments in shares of The Trusts, at cost.........   $362,550,261     $279,899,362     $341,367,558   $677,000,156
The Trusts shares held
   Class B...........................................     35,341,355       34,561,658       40,143,859    157,254,972
   Class K...........................................          1,146            1,217            1,152          2,573

                                                      MULTIMANAGER
                                                       SMALL CAP
                                                        GROWTH*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $177,417,054
Receivable for The Trusts shares sold................      134,748
Receivable for policy-related transactions...........           --
                                                      ------------
   Total assets......................................  177,551,802
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............      134,748
                                                      ------------
   Total liabilities.................................      134,748
                                                      ------------
NET ASSETS........................................... $177,417,054
                                                      ============

NET ASSETS:
Accumulation Units................................... $177,376,064
Retained by AXA Equitable in Separate Account No. 49.       40,990
                                                      ------------
TOTAL NET ASSETS..................................... $177,417,054
                                                      ============

Investments in shares of The Trusts, at cost......... $176,746,682
The Trusts shares held
   Class B...........................................   23,834,597
   Class K...........................................        1,352

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                        PIMCO VARIABLE
                                                                                                       INSURANCE TRUST
                                                        MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                      SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND   STRATEGY PORTFOLIO
                                                      ---------------- ------------ --------------- ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $365,555,785   $363,549,012   $5,643,089         $10,607,860
Receivable for The Trusts shares sold................        115,449             --           --                  --
Receivable for policy-related transactions...........             --        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
   Total assets......................................    365,671,234    363,859,542    5,647,024          10,618,268
                                                        ------------   ------------   ----------         -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        310,530        3,935              10,408
Payable for policy-related transactions..............        115,449             --           --                  --
                                                        ------------   ------------   ----------         -----------
   Total liabilities.................................        115,449        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
NET ASSETS...........................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

NET ASSETS:
Accumulation Units...................................   $365,539,661   $363,491,820   $5,642,755         $10,607,742
Retained by AXA Equitable in Separate Account No. 49.         16,124         57,192          334                 118
                                                        ------------   ------------   ----------         -----------
TOTAL NET ASSETS.....................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

Investments in shares of The Trusts, at cost.........   $439,796,091   $321,367,409   $5,807,868         $12,541,336
The Trusts shares held
   Advisor Class.....................................             --             --           --           1,459,128
   Class A...........................................              8             --           --                  --
   Class B...........................................     37,247,804     29,819,055           --                  --
   Class 2...........................................             --             --      366,911                  --
   Class K...........................................          1,070             --           --                  --

                                                       PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                      EMERGING MARKETS
                                                       BOND PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $9,690,476
Receivable for The Trusts shares sold................         3,560
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     9,694,036
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         2,764
                                                         ----------
   Total liabilities.................................         2,764
                                                         ----------
NET ASSETS...........................................    $9,691,272
                                                         ==========

NET ASSETS:
Accumulation Units...................................    $9,691,272
Retained by AXA Equitable in Separate Account No. 49.            --
                                                         ----------
TOTAL NET ASSETS.....................................    $9,691,272
                                                         ==========

Investments in shares of The Trusts, at cost.........    $9,721,422
The Trusts shares held
   Advisor Class.....................................       709,925
   Class A...........................................            --
   Class B...........................................            --
   Class 2...........................................            --
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      PIMCO VARIABLE  PIMCO VARIABLE
                                                      INSURANCE TRUST INSURANCE TRUST
                                                        REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                         PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                      --------------- --------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $34,061,443     $56,085,667      $830,380      $2,142,683
Receivable for The Trusts shares sold................            --              --            33              86
Receivable for policy-related transactions...........       172,985         103,486            --              --
                                                        -----------     -----------      --------      ----------
   Total assets......................................    34,234,428      56,189,153       830,413       2,142,769
                                                        -----------     -----------      --------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       172,369         103,486            --              --
Payable for policy-related transactions..............            --              --            33              86
                                                        -----------     -----------      --------      ----------
   Total liabilities.................................       172,369         103,486            33              86
                                                        -----------     -----------      --------      ----------
NET ASSETS...........................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

NET ASSETS:
Accumulation Units...................................   $34,062,059     $56,085,558      $826,563      $2,142,299
Retained by AXA Equitable in Separate Account No. 49.            --             109         3,817             384
                                                        -----------     -----------      --------      ----------
TOTAL NET ASSETS.....................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

Investments in shares of The Trusts, at cost.........   $33,577,649     $57,280,238      $886,609      $2,075,833
The Trusts shares held
   Advisor Class.....................................     2,441,680       5,089,443            --              --
   Common Shares.....................................            --              --        44,740          87,923

                                                      RYDEX | SGI VT
                                                        ALTERNATIVE
                                                        STRATEGIES
                                                      ALLOCATION FUND
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $368,751
Receivable for The Trusts shares sold................          --
Receivable for policy-related transactions...........         764
                                                         --------
   Total assets......................................     369,515
                                                         --------

LIABILITIES:
Payable for The Trusts shares purchased..............         752
Payable for policy-related transactions..............          --
                                                         --------
   Total liabilities.................................         752
                                                         --------
NET ASSETS...........................................    $368,763
                                                         ========

NET ASSETS:
Accumulation Units...................................    $368,763
Retained by AXA Equitable in Separate Account No. 49.          --
                                                         --------
TOTAL NET ASSETS.....................................    $368,763
                                                         ========

Investments in shares of The Trusts, at cost.........    $380,517
The Trusts shares held
   Advisor Class.....................................          --
   Common Shares.....................................      19,531

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                         TEMPLETON
                                                      RYDEX | SGI VT   T. ROWE PRICE    DEVELOPING        TEMPLETON
                                                      MANAGED FUTURES HEALTH SCIENCES     MARKETS     FOREIGN SECURITIES
                                                       STRATEGY FUND     PORTFOLIO    SECURITIES FUND        FUND
                                                      --------------- --------------- --------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $370,793       $5,466,831      $4,730,496        $4,902,766
Receivable for The Trusts shares sold................          15               --              83                --
Receivable for policy-related transactions...........          --           38,227              --             2,035
                                                         --------       ----------      ----------        ----------
   Total assets......................................     370,808        5,505,058       4,730,579         4,904,801
                                                         --------       ----------      ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --           38,140              --             2,035
Payable for policy-related transactions..............           4               --              83                --
                                                         --------       ----------      ----------        ----------
   Total liabilities.................................           4           38,140              83             2,035
                                                         --------       ----------      ----------        ----------
NET ASSETS...........................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

NET ASSETS:
Accumulation Units...................................    $370,804       $5,466,918      $4,730,490        $4,901,294
Retained by AXA Equitable in Separate Account No. 49.          --               --               6             1,472
                                                         --------       ----------      ----------        ----------
TOTAL NET ASSETS.....................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

Investments in shares of The Trusts, at cost.........    $388,189       $5,249,609      $5,412,389        $5,456,800
The Trusts shares held
   Class 2...........................................          --               --         502,176           390,348
   Class II..........................................          --          340,613              --                --
   Common Shares.....................................      18,141               --              --                --

                                                      TEMPLETON GLOBAL
                                                      BOND SECURITIES
                                                            FUND
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $43,698,230
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        86,753
                                                        -----------
   Total assets......................................    43,784,983
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        86,753
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        86,753
                                                        -----------
NET ASSETS...........................................   $43,698,230
                                                        ===========

NET ASSETS:
Accumulation Units...................................   $43,690,402
Retained by AXA Equitable in Separate Account No. 49.         7,828
                                                        -----------
TOTAL NET ASSETS.....................................   $43,698,230
                                                        ===========

Investments in shares of The Trusts, at cost.........   $46,027,050
The Trusts shares held
   Class 2...........................................     2,407,616
   Class II..........................................            --
   Common Shares.....................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                          TEMPLETON     VAN ECK VIP
                                                      GROWTH SECURITIES GLOBAL HARD
                                                            FUND        ASSETS FUND
                                                      ----------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value...     $919,307      $16,330,082
Receivable for The Trusts shares sold................           37               --
Receivable for policy-related transactions...........           --          102,056
                                                          --------      -----------
   Total assets......................................      919,344       16,432,138
                                                          --------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --          101,653
Payable for policy-related transactions..............           37               --
                                                          --------      -----------
   Total liabilities.................................           37          101,653
                                                          --------      -----------
NET ASSETS...........................................     $919,307      $16,330,485
                                                          ========      ===========

NET ASSETS:
Accumulation Units...................................     $918,050      $16,330,485
Retained by AXA Equitable in Separate Account No. 49.        1,257               --
                                                          --------      -----------
TOTAL NET ASSETS.....................................     $919,307      $16,330,485
                                                          ========      ===========

Investments in shares of The Trusts, at cost.........     $990,491      $18,369,580
The Trusts shares held
   Class 2...........................................       90,930               --
   Class S Shares....................................           --          542,528

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                          -------- --------------- ---------- -----------
ALL ASSET ALLOCATION.....................................  0.65%         A           $ 9.76         --
ALL ASSET ALLOCATION.....................................  1.30%         A           $11.06        221
ALL ASSET ALLOCATION.....................................  1.55%         A           $11.00         65
ALL ASSET ALLOCATION.....................................  1.65%         A           $10.97         70
ALL ASSET ALLOCATION.....................................  1.70%         A           $10.96          9

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  0.65%      CLASS B        $ 9.61         --
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%      CLASS B        $10.53        131
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%      CLASS B        $10.47          3
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%      CLASS B        $10.45         72
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%      CLASS B        $10.44          3
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  0.65%      CLASS B        $ 8.16         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%      CLASS B        $ 9.32        231
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%      CLASS B        $ 9.27         42
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%      CLASS B        $ 9.25        115
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.70%      CLASS B        $ 9.24          5

AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  0.65%      CLASS II       $10.38         --
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.30%      CLASS II       $11.00         58
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.55%      CLASS II       $10.94          7
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.65%      CLASS II       $10.92         42
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.70%      CLASS II       $10.91          1

AMERICAN CENTURY VP MID CAP VALUE FUND...................  0.65%      CLASS II       $10.45          1
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.30%      CLASS II       $12.08        277
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.55%      CLASS II       $12.01         62
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.65%      CLASS II       $11.98        186
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.70%      CLASS II       $11.97         24

AXA AGGRESSIVE ALLOCATION................................  0.65%         A           $ 9.42         --
AXA AGGRESSIVE ALLOCATION................................  1.30%         A           $10.48        824
AXA AGGRESSIVE ALLOCATION................................  1.55%         A           $10.42        243
AXA AGGRESSIVE ALLOCATION................................  1.65%         A           $10.40        117
AXA AGGRESSIVE ALLOCATION................................  1.70%         A           $10.39         10
AXA AGGRESSIVE ALLOCATION................................  0.50%         B           $11.31         --
AXA AGGRESSIVE ALLOCATION................................  0.95%         B           $10.91         --
AXA AGGRESSIVE ALLOCATION................................  1.15%         B           $10.74        696
AXA AGGRESSIVE ALLOCATION................................  1.20%         B           $10.70      3,379
AXA AGGRESSIVE ALLOCATION................................  1.25%         B           $11.82     19,298
AXA AGGRESSIVE ALLOCATION................................  1.30%         B           $11.20     53,671
AXA AGGRESSIVE ALLOCATION................................  1.35%         B           $10.57      1,284
AXA AGGRESSIVE ALLOCATION................................  1.40%         B           $10.53      3,546
AXA AGGRESSIVE ALLOCATION................................  1.50%         B           $11.57     19,731
AXA AGGRESSIVE ALLOCATION................................  1.55%         B           $10.40     39,758
AXA AGGRESSIVE ALLOCATION................................  1.60%         B           $10.36      1,791
AXA AGGRESSIVE ALLOCATION................................  1.65%         B           $11.43     81,741
AXA AGGRESSIVE ALLOCATION................................  1.70%         B           $11.38      6,353
AXA AGGRESSIVE ALLOCATION................................  1.80%         B           $10.20          3
AXA AGGRESSIVE ALLOCATION................................  1.90%         B           $10.11         48

AXA BALANCED STRATEGY....................................  0.65%         B           $ 9.73         --
AXA BALANCED STRATEGY....................................  1.30%         B           $10.56     19,416

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA BALANCED STRATEGY............  1.30%          B         $11.80      28,557
AXA BALANCED STRATEGY............  1.55%          B         $10.50       5,837
AXA BALANCED STRATEGY............  1.55%          B         $11.72       6,613
AXA BALANCED STRATEGY............  1.65%          B         $10.48       8,798
AXA BALANCED STRATEGY............  1.65%          B         $11.69       6,698
AXA BALANCED STRATEGY............  1.70%          B         $10.47         784
AXA BALANCED STRATEGY............  1.70%          B         $11.67         419

AXA CONSERVATIVE ALLOCATION......  0.50%          B         $12.33          --
AXA CONSERVATIVE ALLOCATION......  0.95%          B         $11.90          --
AXA CONSERVATIVE ALLOCATION......  1.15%          B         $11.71         506
AXA CONSERVATIVE ALLOCATION......  1.20%          B         $11.66       4,265
AXA CONSERVATIVE ALLOCATION......  1.25%          B         $12.18      12,889
AXA CONSERVATIVE ALLOCATION......  1.30%          B         $12.13      27,990
AXA CONSERVATIVE ALLOCATION......  1.35%          B         $11.53       2,363
AXA CONSERVATIVE ALLOCATION......  1.40%          B         $11.48       8,350
AXA CONSERVATIVE ALLOCATION......  1.50%          B         $11.93      20,557
AXA CONSERVATIVE ALLOCATION......  1.55%          B         $ 11.34     26,538
AXA CONSERVATIVE ALLOCATION......  1.60%          B         $ 11.30      4,084
AXA CONSERVATIVE ALLOCATION......  1.65%          B         $ 11.78     56,299
AXA CONSERVATIVE ALLOCATION......  1.70%          B         $ 11.73      7,073
AXA CONSERVATIVE ALLOCATION......  1.80%          B         $ 11.12         10
AXA CONSERVATIVE ALLOCATION......  1.90%          B         $ 11.03          5

AXA CONSERVATIVE GROWTH STRATEGY.  0.65%          B         $  9.77         --
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 10.55     10,951
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 11.69     11,231
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 10.49      3,875
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 11.61      4,541
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 10.47      5,095
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 11.58      4,566
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 10.45        480
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 11.56        408

AXA CONSERVATIVE STRATEGY........  0.65%          B         $  9.87         --
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 10.51      6,310
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 11.21      8,013
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 10.45      2,423
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 11.14      3,004
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 10.43      3,918
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 11.11      3,542
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 10.42        592
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 11.09        359

AXA CONSERVATIVE-PLUS ALLOCATION.  0.50%          B         $ 11.96         --
AXA CONSERVATIVE-PLUS ALLOCATION.  0.95%          B         $ 11.54         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.15%          B         $ 11.36        458
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B         $ 11.31      3,130
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B         $ 12.01     14,485
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B         $ 11.96     25,466
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B         $ 11.18      1,195
AXA CONSERVATIVE-PLUS ALLOCATION.  1.40%          B         $ 11.13      4,843
AXA CONSERVATIVE-PLUS ALLOCATION.  1.50%          B         $ 11.76     19,670
AXA CONSERVATIVE-PLUS ALLOCATION.  1.55%          B         $ 11.00     20,717
AXA CONSERVATIVE-PLUS ALLOCATION.  1.60%          B         $ 10.96      2,628

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE-PLUS ALLOCATION.  1.65%          B          $11.61      44,468
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $11.56       4,887
AXA CONSERVATIVE-PLUS ALLOCATION.  1.80%          B          $10.78           1
AXA CONSERVATIVE-PLUS ALLOCATION.  1.90%          B          $10.70          26

AXA GROWTH STRATEGY..............  0.65%          B          $ 9.63          --
AXA GROWTH STRATEGY..............  1.30%          B          $10.57       2,152
AXA GROWTH STRATEGY..............  1.30%          B          $12.23      30,524
AXA GROWTH STRATEGY..............  1.55%          B          $10.51       1,052
AXA GROWTH STRATEGY..............  1.55%          B          $12.15      10,548
AXA GROWTH STRATEGY..............  1.65%          B          $10.49       1,108
AXA GROWTH STRATEGY..............  1.65%          B          $12.12      13,966
AXA GROWTH STRATEGY..............  1.70%          B          $10.48          53
AXA GROWTH STRATEGY..............  1.70%          B          $12.10         759

AXA MODERATE ALLOCATION..........  0.65%          A          $ 9.73          --
AXA MODERATE ALLOCATION..........  1.30%          A          $10.60       1,704
AXA MODERATE ALLOCATION..........  1.55%          A          $10.55         470
AXA MODERATE ALLOCATION..........  1.65%          A          $10.52         477
AXA MODERATE ALLOCATION..........  1.70%          A          $10.51          66
AXA MODERATE ALLOCATION..........  0.50%          B          $58.54          --
AXA MODERATE ALLOCATION..........  0.95%          B          $52.05          23
AXA MODERATE ALLOCATION..........  1.15%          B          $49.39         405
AXA MODERATE ALLOCATION..........  1.20%          B          $48.74       3,607
AXA MODERATE ALLOCATION..........  1.25%          B          $12.05      57,988
AXA MODERATE ALLOCATION..........  1.30%          B          $11.94     118,023
AXA MODERATE ALLOCATION..........  1.35%          B          $46.86       1,058
AXA MODERATE ALLOCATION..........  1.40%          B          $46.25       6,081
AXA MODERATE ALLOCATION..........  1.50%          B          $11.80      75,947
AXA MODERATE ALLOCATION..........  1.55%          B          $44.46      21,265
AXA MODERATE ALLOCATION..........  1.60%          B          $43.87       2,775
AXA MODERATE ALLOCATION..........  1.65%          B          $11.65     169,486
AXA MODERATE ALLOCATION..........  1.70%          B          $42.73       3,918
AXA MODERATE ALLOCATION..........  1.80%          B          $41.62          36
AXA MODERATE ALLOCATION..........  1.90%          B          $40.54           3

AXA MODERATE GROWTH STRATEGY.....  0.65%          B          $ 9.69          16
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $10.57      70,698
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $12.24      43,029
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $10.52      23,643
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $12.16      15,302
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $10.49      32,870
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $12.13      13,647
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $10.48       1,311
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $12.11         949

AXA MODERATE-PLUS ALLOCATION.....  0.65%          A          $ 9.58          --
AXA MODERATE-PLUS ALLOCATION.....  1.30%          A          $10.55       1,991
AXA MODERATE-PLUS ALLOCATION.....  1.55%          A          $10.49         387
AXA MODERATE-PLUS ALLOCATION.....  1.65%          A          $10.47         418
AXA MODERATE-PLUS ALLOCATION.....  1.70%          A          $10.46          82
AXA MODERATE-PLUS ALLOCATION.....  0.50%          B          $11.86          --
AXA MODERATE-PLUS ALLOCATION.....  0.95%          B          $11.44           1
AXA MODERATE-PLUS ALLOCATION.....  1.15%          B          $11.26       2,017

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                       UNITS
                                                CONTRACT                            OUTSTANDING
                                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                -------- --------------- ---------- -----------
AXA MODERATE-PLUS ALLOCATION...................  1.20%          B          $11.22      10,152
AXA MODERATE-PLUS ALLOCATION...................  1.25%          B          $12.36      80,135
AXA MODERATE-PLUS ALLOCATION...................  1.30%          B          $12.31     159,713
AXA MODERATE-PLUS ALLOCATION...................  1.35%          B          $11.08       4,167
AXA MODERATE-PLUS ALLOCATION...................  1.40%          B          $11.04      16,713
AXA MODERATE-PLUS ALLOCATION...................  1.50%          B          $12.11      87,053
AXA MODERATE-PLUS ALLOCATION...................  1.55%          B          $10.91     130,217
AXA MODERATE-PLUS ALLOCATION...................  1.60%          B          $10.86       6,637
AXA MODERATE-PLUS ALLOCATION...................  1.65%          B          $11.95     280,251
AXA MODERATE-PLUS ALLOCATION...................  1.70%          B          $11.90      22,802
AXA MODERATE-PLUS ALLOCATION...................  1.80%          B          $10.69          58
AXA MODERATE-PLUS ALLOCATION...................  1.90%          B          $10.61           1

AXA TACTICAL MANAGER 2000......................  0.65%          B          $ 9.49           2
AXA TACTICAL MANAGER 2000......................  1.30%          B          $11.56       2,227
AXA TACTICAL MANAGER 2000......................  1.55%          B          $11.50         829
AXA TACTICAL MANAGER 2000......................  1.65%          B          $11.47       1,194
AXA TACTICAL MANAGER 2000......................  1.70%          B          $11.46          56

AXA TACTICAL MANAGER 400.......................  0.65%          B          $ 9.67           2
AXA TACTICAL MANAGER 400.......................  1.30%          B          $11.49       2,008
AXA TACTICAL MANAGER 400.......................  1.55%          B          $11.43         766
AXA TACTICAL MANAGER 400.......................  1.65%          B          $11.40       1,118
AXA TACTICAL MANAGER 400.......................  1.70%          B          $11.39          42

AXA TACTICAL MANAGER 500.......................  0.65%          B          $ 9.86           6
AXA TACTICAL MANAGER 500.......................  1.30%          B          $10.77       4,921
AXA TACTICAL MANAGER 500.......................  1.55%          B          $10.71       1,923
AXA TACTICAL MANAGER 500.......................  1.65%          B          $10.69       2,784
AXA TACTICAL MANAGER 500.......................  1.70%          B          $10.68         173

AXA TACTICAL MANAGER INTERNATIONAL.............  0.65%          B          $ 8.18           2
AXA TACTICAL MANAGER INTERNATIONAL.............  1.30%          B          $ 8.56       4,753
AXA TACTICAL MANAGER INTERNATIONAL.............  1.55%          B          $ 8.51       1,863
AXA TACTICAL MANAGER INTERNATIONAL.............  1.65%          B          $ 8.49       2,522
AXA TACTICAL MANAGER INTERNATIONAL.............  1.70%          B          $ 8.49         134

AXA ULTRA CONSERVATIVE STRATEGY................  1.30%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.55%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.65%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.70%          B          $10.04          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  0.65%      CLASS III      $ 9.62          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.30%      CLASS III      $10.44       1,595
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.55%      CLASS III      $10.38         223
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.65%      CLASS III      $10.36         892
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.70%      CLASS III      $10.35         181

BLACKROCK LARGE CAP GROWTH V.I. FUND...........  0.65%      CLASS III      $10.56          --
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.30%      CLASS III      $11.78         260
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.55%      CLASS III      $11.72          96
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.65%      CLASS III      $11.69          62
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.70%      CLASS III      $11.68          11

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  0.65%          B          $ 9.57          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.30%          B          $ 9.51       3,058
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.55%          B          $ 9.49         888
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.65%          B          $ 9.48       1,982
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.70%          B          $ 9.48          18

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.65%          A          $10.66          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          A          $13.90        151
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          A          $13.83         46
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          A          $13.80         53
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          A          $13.78          7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.50%          B          $22.33         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.95%          B          $20.90          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.20%          B          $20.14      1,671
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.25%          B          $15.65      2,858
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          B          $15.53      3,319
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.35%          B          $19.69      1,490
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.40%          B          $19.55      2,831
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.50%          B          $15.32      4,352
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          B          $19.11      2,859
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.60%          B          $18.97      1,239
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          B          $15.13      4,294
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          B          $18.69        418
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.80%          B          $18.42          5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.90%          B          $18.14          2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.65%          A          $ 9.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          A          $11.63        106
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          A          $11.57         16
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          A          $11.54         43
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          A          $11.53          5
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.50%          B          $ 9.28         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.95%          B          $ 9.06         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.20%          B          $ 8.94        343
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.25%          B          $ 8.91        627
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          B          $ 8.89      3,890
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.35%          B          $ 8.86         87
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.40%          B          $ 8.84        468
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.50%          B          $ 8.79        782
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          B          $ 8.77      2,620
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.60%          B          $ 8.74        129
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          B          $ 8.72      4,691
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          B          $ 8.70        379
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.80%          B          $ 8.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.90%          B          $ 8.60         --

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.65%          A          $10.10          6
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          A          $11.04      1,404
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          A          $10.98        285
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          A          $10.95        604
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          A          $10.94         43
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.50%          B          $23.31         --
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.95%          B          $21.81          3
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.20%          B          $21.02      3,142
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.25%          B          $12.38      7,546
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          B          $12.29      9,486
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.35%          B          $20.56      1,314
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.40%          B          $20.40      4,752
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.50%          B          $12.12     10,456

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY..  1.55%          B          $19.95      5,468
EQ/BLACKROCK BASIC VALUE EQUITY..  1.60%          B          $19.81      1,771
EQ/BLACKROCK BASIC VALUE EQUITY..  1.65%          B          $11.97     11,402
EQ/BLACKROCK BASIC VALUE EQUITY..  1.70%          B          $19.51        960
EQ/BLACKROCK BASIC VALUE EQUITY..  1.80%          B          $19.22         15
EQ/BLACKROCK BASIC VALUE EQUITY..  1.90%          B          $18.94          2

EQ/BOSTON ADVISORS EQUITY INCOME.  0.65%          A          $10.26         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          A          $11.45        114
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          A          $11.39         27
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          A          $11.37         77
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          A          $11.35          3
EQ/BOSTON ADVISORS EQUITY INCOME.  0.50%          B          $ 6.39         --
EQ/BOSTON ADVISORS EQUITY INCOME.  0.95%          B          $ 6.03         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.20%          B          $ 5.83      1,325
EQ/BOSTON ADVISORS EQUITY INCOME.  1.25%          B          $ 5.79      4,650
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          B          $ 2.34     15,306
EQ/BOSTON ADVISORS EQUITY INCOME.  1.35%          B          $ 5.71        335
EQ/BOSTON ADVISORS EQUITY INCOME.  1.40%          B          $ 5.68      1,944
EQ/BOSTON ADVISORS EQUITY INCOME.  1.50%          B          $ 5.60      7,930
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          B          $ 5.57      6,811
EQ/BOSTON ADVISORS EQUITY INCOME.  1.60%          B          $ 5.53        580
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          B          $ 5.49      7,357
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          B          $ 5.46        634
EQ/BOSTON ADVISORS EQUITY INCOME.  1.80%          B          $ 5.38         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.90%          B          $ 5.31         24

EQ/CALVERT SOCIALLY RESPONSIBLE..  0.50%          B          $ 8.52         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.95%          B          $ 8.05         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B          $ 7.81        355
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B          $10.21        666
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B          $10.14        595
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B          $ 7.66         77
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.40%          B          $ 7.61        560
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.50%          B          $10.00        677
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.55%          B          $ 7.47        623
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.60%          B          $ 7.42        160
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.65%          B          $ 9.87        845
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.70%          B          $ 7.33        122
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.80%          B          $ 7.24          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.90%          B          $ 7.15         --

EQ/CAPITAL GUARDIAN RESEARCH.....  0.65%          A          $10.76         --
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          A          $12.28         41
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          A          $12.22         13
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          A          $12.19         35
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          A          $12.18          1
EQ/CAPITAL GUARDIAN RESEARCH.....  0.50%          B          $13.22         --
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B          $12.49         44
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B          $12.09      8,621
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B          $12.42      8,110
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B          $12.34      3,141
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B          $11.86      6,168
EQ/CAPITAL GUARDIAN RESEARCH.....  1.40%          B          $11.78      9,278

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                              -------- --------------- ---------- -----------
EQ/CAPITAL GUARDIAN RESEARCH.  1.50%          B         $ 12.16      6,881
EQ/CAPITAL GUARDIAN RESEARCH.  1.55%          B         $ 11.56      4,729
EQ/CAPITAL GUARDIAN RESEARCH.  1.60%          B         $ 11.49      8,697
EQ/CAPITAL GUARDIAN RESEARCH.  1.65%          B         $ 12.01     12,353
EQ/CAPITAL GUARDIAN RESEARCH.  1.70%          B         $ 11.34      1,901
EQ/CAPITAL GUARDIAN RESEARCH.  1.80%          B         $ 11.19         63
EQ/CAPITAL GUARDIAN RESEARCH.  1.90%          B         $ 11.05         10

EQ/COMMON STOCK INDEX........  0.65%          A         $ 10.38         --
EQ/COMMON STOCK INDEX........  1.30%          A         $ 11.77        104
EQ/COMMON STOCK INDEX........  1.55%          A         $ 11.71         42
EQ/COMMON STOCK INDEX........  1.65%          A         $ 11.69         17
EQ/COMMON STOCK INDEX........  1.70%          A         $ 11.67          3
EQ/COMMON STOCK INDEX........  0.50%          B         $295.27         --
EQ/COMMON STOCK INDEX........  0.95%          B         $250.92         --
EQ/COMMON STOCK INDEX........  1.20%          B         $229.14        228
EQ/COMMON STOCK INDEX........  1.25%          B         $ 11.33      7,433
EQ/COMMON STOCK INDEX........  1.30%          B         $ 11.11      6,092
EQ/COMMON STOCK INDEX........  1.35%          B         $216.98        378
EQ/COMMON STOCK INDEX........  1.40%          B         $213.06        365
EQ/COMMON STOCK INDEX........  1.50%          B         $ 11.09     12,756
EQ/COMMON STOCK INDEX........  1.55%          B         $201.73        444
EQ/COMMON STOCK INDEX........  1.60%          B         $198.08        201
EQ/COMMON STOCK INDEX........  1.65%          B         $ 10.95      6,758
EQ/COMMON STOCK INDEX........  1.70%          B         $191.00         45
EQ/COMMON STOCK INDEX........  1.80%          B         $184.14          2
EQ/COMMON STOCK INDEX........  1.90%          B         $177.52          1

EQ/CORE BOND INDEX...........  0.50%          B         $ 16.14         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.24         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.16          7
EQ/CORE BOND INDEX...........  0.95%          B         $ 15.14          9
EQ/CORE BOND INDEX...........  1.20%          B         $ 14.62      5,404
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.16         62
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.93      9,194
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.71      9,309
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.85     10,017
EQ/CORE BOND INDEX...........  1.35%          B         $ 14.31      2,887
EQ/CORE BOND INDEX...........  1.40%          B         $ 14.21      8,196
EQ/CORE BOND INDEX...........  1.50%          B         $ 10.70     12,639
EQ/CORE BOND INDEX...........  1.55%          B         $ 10.65      3,504
EQ/CORE BOND INDEX...........  1.55%          B         $ 13.91      9,160
EQ/CORE BOND INDEX...........  1.60%          B         $ 13.81      5,365
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.57     15,378
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.63      4,773
EQ/CORE BOND INDEX...........  1.70%          B         $ 10.62        299
EQ/CORE BOND INDEX...........  1.70%          B         $ 13.62      1,355
EQ/CORE BOND INDEX...........  1.80%          B         $ 13.42         77
EQ/CORE BOND INDEX...........  1.90%          B         $ 13.23         12

EQ/DAVIS NEW YORK VENTURE....  0.65%          A         $  9.85         --
EQ/DAVIS NEW YORK VENTURE....  1.30%          A         $ 10.72        391
EQ/DAVIS NEW YORK VENTURE....  1.55%          A         $ 10.66         51
EQ/DAVIS NEW YORK VENTURE....  1.65%          A         $ 10.64        272

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                           -------- --------------- ---------- -----------
EQ/DAVIS NEW YORK VENTURE.  1.70%          A          $10.63         14
EQ/DAVIS NEW YORK VENTURE.  0.50%          B          $ 9.46         --
EQ/DAVIS NEW YORK VENTURE.  0.95%          B          $ 9.23         --
EQ/DAVIS NEW YORK VENTURE.  1.20%          B          $ 9.11      1,017
EQ/DAVIS NEW YORK VENTURE.  1.25%          B          $ 9.08      2,397
EQ/DAVIS NEW YORK VENTURE.  1.30%          B          $ 9.06      7,530
EQ/DAVIS NEW YORK VENTURE.  1.35%          B          $ 9.04        382
EQ/DAVIS NEW YORK VENTURE.  1.40%          B          $ 9.01      1,396
EQ/DAVIS NEW YORK VENTURE.  1.50%          B          $ 8.96      2,949
EQ/DAVIS NEW YORK VENTURE.  1.55%          B          $ 8.94      5,090
EQ/DAVIS NEW YORK VENTURE.  1.60%          B          $ 8.91        739
EQ/DAVIS NEW YORK VENTURE.  1.65%          B          $ 8.89     11,038
EQ/DAVIS NEW YORK VENTURE.  1.70%          B          $ 8.87      1,593
EQ/DAVIS NEW YORK VENTURE.  1.80%          B          $ 8.82         --
EQ/DAVIS NEW YORK VENTURE.  1.90%          B          $ 8.77          1

EQ/EQUITY 500 INDEX.......  0.65%          A          $10.43         --
EQ/EQUITY 500 INDEX.......  1.30%          A          $11.67        478
EQ/EQUITY 500 INDEX.......  1.55%          A          $11.60        152
EQ/EQUITY 500 INDEX.......  1.65%          A          $11.58        382
EQ/EQUITY 500 INDEX.......  1.70%          A          $11.57        144
EQ/EQUITY 500 INDEX.......  0.50%          B          $31.37         --
EQ/EQUITY 500 INDEX.......  0.65%          B          $11.13         --
EQ/EQUITY 500 INDEX.......  0.95%          B          $28.94          4
EQ/EQUITY 500 INDEX.......  1.20%          B          $27.66      4,013
EQ/EQUITY 500 INDEX.......  1.25%          B          $11.05         66
EQ/EQUITY 500 INDEX.......  1.25%          B          $12.41      8,876
EQ/EQUITY 500 INDEX.......  1.30%          B          $12.29      9,406
EQ/EQUITY 500 INDEX.......  1.35%          B          $26.92      2,569
EQ/EQUITY 500 INDEX.......  1.40%          B          $26.68      5,897
EQ/EQUITY 500 INDEX.......  1.50%          B          $12.15     12,464
EQ/EQUITY 500 INDEX.......  1.55%          B          $25.96      4,883
EQ/EQUITY 500 INDEX.......  1.60%          B          $25.73      3,578
EQ/EQUITY 500 INDEX.......  1.65%          B          $11.99     15,593
EQ/EQUITY 500 INDEX.......  1.70%          B          $25.27      1,194
EQ/EQUITY 500 INDEX.......  1.80%          B          $24.81         81
EQ/EQUITY 500 INDEX.......  1.90%          B          $24.37          7

EQ/EQUITY GROWTH PLUS.....  0.50%          B          $15.79         --
EQ/EQUITY GROWTH PLUS.....  0.95%          B          $15.07          4
EQ/EQUITY GROWTH PLUS.....  1.20%          B          $14.68      5,903
EQ/EQUITY GROWTH PLUS.....  1.25%          B          $12.05     10,915
EQ/EQUITY GROWTH PLUS.....  1.30%          B          $11.98      9,338
EQ/EQUITY GROWTH PLUS.....  1.35%          B          $14.45        805
EQ/EQUITY GROWTH PLUS.....  1.40%          B          $14.37      8,921
EQ/EQUITY GROWTH PLUS.....  1.50%          B          $11.80     14,459
EQ/EQUITY GROWTH PLUS.....  1.55%          B          $14.15      6,980
EQ/EQUITY GROWTH PLUS.....  1.60%          B          $14.08      3,745
EQ/EQUITY GROWTH PLUS.....  1.65%          B          $11.65     18,903
EQ/EQUITY GROWTH PLUS.....  1.70%          B          $13.93      1,904
EQ/EQUITY GROWTH PLUS.....  1.80%          B          $13.78         17
EQ/EQUITY GROWTH PLUS.....  1.90%          B          $13.64          2

EQ/FRANKLIN CORE BALANCED.  0.65%          A          $10.07         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/FRANKLIN CORE BALANCED.........  1.30%          A          $11.22         59
EQ/FRANKLIN CORE BALANCED.........  1.55%          A          $11.16          4
EQ/FRANKLIN CORE BALANCED.........  1.65%          A          $11.14         28
EQ/FRANKLIN CORE BALANCED.........  1.70%          A          $11.13          2
EQ/FRANKLIN CORE BALANCED.........  0.50%          B          $10.32         --
EQ/FRANKLIN CORE BALANCED.........  0.95%          B          $10.07         15
EQ/FRANKLIN CORE BALANCED.........  1.20%          B          $ 9.94      1,633
EQ/FRANKLIN CORE BALANCED.........  1.25%          B          $ 9.91      4,459
EQ/FRANKLIN CORE BALANCED.........  1.30%          B          $ 9.89      8,799
EQ/FRANKLIN CORE BALANCED.........  1.35%          B          $ 9.86        603
EQ/FRANKLIN CORE BALANCED.........  1.40%          B          $ 9.83      2,536
EQ/FRANKLIN CORE BALANCED.........  1.50%          B          $ 9.78      6,073
EQ/FRANKLIN CORE BALANCED.........  1.55%          B          $ 9.75      7,905
EQ/FRANKLIN CORE BALANCED.........  1.60%          B          $ 9.73      1,039
EQ/FRANKLIN CORE BALANCED.........  1.65%          B          $ 9.70     18,817
EQ/FRANKLIN CORE BALANCED.........  1.70%          B          $ 9.68      1,654
EQ/FRANKLIN CORE BALANCED.........  1.80%          B          $ 9.62          9
EQ/FRANKLIN CORE BALANCED.........  1.90%          B          $ 9.57         --

EQ/FRANKLIN TEMPLETON ALLOCATION..  0.65%          A          $ 9.64         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          A          $10.57         53
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          A          $10.51         19
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          A          $10.49         16
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          A          $10.47          1
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.50%          B          $ 8.02         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.95%          B          $ 7.85         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.15%          B          $ 7.78        625
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B          $ 7.76      1,065
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B          $ 7.74      3,443
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B          $ 7.73     47,962
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.35%          B          $ 7.71        505
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.40%          B          $ 7.69      1,866
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.50%          B          $ 7.65      4,946
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          B          $ 7.64     26,376
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.60%          B          $ 7.62      1,015
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          B          $ 7.60     66,777
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          B          $ 7.58      4,136
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.80%          B          $ 7.55         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.90%          B          $ 7.51         --

EQ/GAMCO MERGERS AND ACQUISITIONS.  0.65%          A          $10.19         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $11.08        186
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $11.02         40
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $10.99         97
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $10.98         37
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.50%          B          $13.28         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B          $12.89         10
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B          $12.67        601
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B          $12.63      1,795
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          B          $12.36      2,756
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.35%          B          $12.54        177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.40%          B          $12.50      1,177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.50%          B          $12.42      2,508

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          B          $12.38      2,259
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.60%          B          $12.33        274
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          B          $12.29      4,153
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          B          $12.25        561
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.80%          B          $12.17          2
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.90%          B          $12.09         --

EQ/GAMCO SMALL COMPANY VALUE......  0.65%          A          $10.23          1
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $13.27      1,650
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $13.20        386
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $13.17        737
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $13.15         79
EQ/GAMCO SMALL COMPANY VALUE......  0.50%          B          $43.10         --
EQ/GAMCO SMALL COMPANY VALUE......  0.95%          B          $38.76         --
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $36.53        800
EQ/GAMCO SMALL COMPANY VALUE......  1.25%          B          $36.10      2,459
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          B          $55.32      2,477
EQ/GAMCO SMALL COMPANY VALUE......  1.35%          B          $35.26        273
EQ/GAMCO SMALL COMPANY VALUE......  1.40%          B          $34.84      1,676
EQ/GAMCO SMALL COMPANY VALUE......  1.50%          B          $34.02      4,024
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          B          $33.62      3,903
EQ/GAMCO SMALL COMPANY VALUE......  1.60%          B          $33.22        354
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          B          $32.83      4,688
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          B          $32.44        624
EQ/GAMCO SMALL COMPANY VALUE......  1.80%          B          $31.68          7
EQ/GAMCO SMALL COMPANY VALUE......  1.90%          B          $30.93          7

EQ/GLOBAL BOND PLUS...............  0.65%          A          $10.06         --
EQ/GLOBAL BOND PLUS...............  1.30%          A          $10.70        172
EQ/GLOBAL BOND PLUS...............  1.55%          A          $10.64         46
EQ/GLOBAL BOND PLUS...............  1.65%          A          $10.62        118
EQ/GLOBAL BOND PLUS...............  1.70%          A          $10.61         14
EQ/GLOBAL BOND PLUS...............  0.50%          B          $12.91         --
EQ/GLOBAL BOND PLUS...............  0.95%          B          $12.55          5
EQ/GLOBAL BOND PLUS...............  1.20%          B          $12.36      1,454
EQ/GLOBAL BOND PLUS...............  1.25%          B          $12.32      4,058
EQ/GLOBAL BOND PLUS...............  1.30%          B          $12.28      5,807
EQ/GLOBAL BOND PLUS...............  1.35%          B          $12.33        472
EQ/GLOBAL BOND PLUS...............  1.40%          B          $12.20      3,315
EQ/GLOBAL BOND PLUS...............  1.50%          B          $12.13      7,076
EQ/GLOBAL BOND PLUS...............  1.55%          B          $12.09      5,949
EQ/GLOBAL BOND PLUS...............  1.60%          B          $12.05      1,228
EQ/GLOBAL BOND PLUS...............  1.65%          B          $12.01     11,107
EQ/GLOBAL BOND PLUS...............  1.70%          B          $11.97      1,389
EQ/GLOBAL BOND PLUS...............  1.80%          B          $11.90          1
EQ/GLOBAL BOND PLUS...............  1.90%          B          $11.82          2

EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.65%          A          $ 8.74         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.30%          A          $ 9.72        195
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.55%          A          $ 9.67         46
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.65%          A          $ 9.65         62
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.70%          A          $ 9.64          1
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.50%          B          $17.70         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.95%          B          $16.58         25

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.20%          B          $15.99      2,235
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.25%          B          $20.79      4,783
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.30%          B          $20.63      6,177
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.35%          B          $15.64      1,233
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.40%          B          $15.53      4,556
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.50%          B          $20.35      8,139
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.55%          B          $15.19      7,953
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.60%          B          $15.08      1,613
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.65%          B          $20.10      8,714
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.70%          B          $14.86      1,149
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.80%          B          $14.65         14
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.90%          B          $14.44          3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.50%          B          $25.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.65%          B          $10.19         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.95%          B          $22.86         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.20%          B          $21.69      1,594
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.25%          B          $11.54      2,706
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $10.57      4,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $11.42      5,722
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.35%          B          $21.02        396
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.40%          B          $20.80      2,443
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.50%          B          $11.30      3,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $10.52      1,583
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $20.15      2,375
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.60%          B          $19.94      1,072
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $10.49      2,224
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $11.16      5,171
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $10.48        106
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $19.52        457
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.80%          B          $19.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.90%          B          $18.71          1

EQ/INTERNATIONAL CORE PLUS............  0.65%          A          $ 8.29         --
EQ/INTERNATIONAL CORE PLUS............  1.30%          A          $ 8.95        158
EQ/INTERNATIONAL CORE PLUS............  1.55%          A          $ 8.90         24
EQ/INTERNATIONAL CORE PLUS............  1.65%          A          $ 8.88         84
EQ/INTERNATIONAL CORE PLUS............  1.70%          A          $ 8.87          1
EQ/INTERNATIONAL CORE PLUS............  0.50%          B          $11.80         --
EQ/INTERNATIONAL CORE PLUS............  0.95%          B          $11.14         29
EQ/INTERNATIONAL CORE PLUS............  1.20%          B          $10.79      4,273
EQ/INTERNATIONAL CORE PLUS............  1.25%          B          $12.52      6,349
EQ/INTERNATIONAL CORE PLUS............  1.30%          B          $12.44      5,782
EQ/INTERNATIONAL CORE PLUS............  1.35%          B          $10.59      1,338
EQ/INTERNATIONAL CORE PLUS............  1.40%          B          $10.52      4,918
EQ/INTERNATIONAL CORE PLUS............  1.50%          B          $12.26      6,036
EQ/INTERNATIONAL CORE PLUS............  1.55%          B          $10.32      6,307
EQ/INTERNATIONAL CORE PLUS............  1.60%          B          $10.25      4,045
EQ/INTERNATIONAL CORE PLUS............  1.65%          B          $12.11     11,646
EQ/INTERNATIONAL CORE PLUS............  1.70%          B          $10.12      2,069
EQ/INTERNATIONAL CORE PLUS............  1.80%          B          $ 9.99         18
EQ/INTERNATIONAL CORE PLUS............  1.90%          B          $ 9.86          1

EQ/INTERNATIONAL EQUITY INDEX.........  0.65%          A          $ 8.57         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          A          $ 9.05        105
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          A          $ 9.00         27
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          A          $ 8.98         46
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          A          $ 8.97          6
EQ/INTERNATIONAL EQUITY INDEX...  0.50%          B          $12.85         --
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B          $11.91          1
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B          $11.41      2,985
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B          $11.02      5,996
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B          $10.93      6,997
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          B          $11.13      1,015
EQ/INTERNATIONAL EQUITY INDEX...  1.40%          B          $11.03      4,344
EQ/INTERNATIONAL EQUITY INDEX...  1.50%          B          $10.79      7,951
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          B          $10.75      6,041
EQ/INTERNATIONAL EQUITY INDEX...  1.60%          B          $10.66      1,719
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          B          $10.65      9,683
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          B          $10.48      1,332
EQ/INTERNATIONAL EQUITY INDEX...  1.80%          B          $10.31         17
EQ/INTERNATIONAL EQUITY INDEX...  1.90%          B          $10.13          4

EQ/INTERNATIONAL ETF............  0.65%          A          $ 8.53         --
EQ/INTERNATIONAL ETF............  1.30%          A          $ 9.14        156
EQ/INTERNATIONAL ETF............  1.55%          A          $ 9.09         19
EQ/INTERNATIONAL ETF............  1.65%          A          $ 9.07         64
EQ/INTERNATIONAL ETF............  1.70%          A          $ 9.06         12

EQ/INTERNATIONAL VALUE PLUS.....  0.65%          A          $ 8.12         --
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          A          $ 8.64        216
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          A          $ 8.60         48
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          A          $ 8.58         75
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          A          $ 8.57         15
EQ/INTERNATIONAL VALUE PLUS.....  0.50%          B          $17.65         --
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B          $16.52          8
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B          $15.91      2,505
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B          $12.38      5,025
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B          $12.29      4,719
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B          $15.56      2,912
EQ/INTERNATIONAL VALUE PLUS.....  1.40%          B          $15.45      3,135
EQ/INTERNATIONAL VALUE PLUS.....  1.50%          B          $12.13      6,761
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          B          $15.11      5,124
EQ/INTERNATIONAL VALUE PLUS.....  1.60%          B          $15.00      1,688
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          B          $11.97      8,297
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          B          $14.77        843
EQ/INTERNATIONAL VALUE PLUS.....  1.80%          B          $14.56         23
EQ/INTERNATIONAL VALUE PLUS.....  1.90%          B          $14.34          4

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.65%          A          $ 9.85         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          A          $10.70        189
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          A          $10.64         40
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          A          $10.62         22
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          A          $10.60         15
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.50%          B          $14.27         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B          $13.35          3
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B          $12.86      1,506
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B          $11.54      1,219

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B          $11.45      1,715
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B          $12.58      4,536
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.40%          B          $12.49      2,269
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.50%          B          $11.30      1,510
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          B          $12.21      2,749
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.60%          B          $12.12      1,722
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          B          $11.16      2,278
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          B          $11.94        247
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.80%          B          $11.76         36
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.90%          B          $11.59         11

EQ/LARGE CAP CORE PLUS..........  0.50%          B          $ 9.94         --
EQ/LARGE CAP CORE PLUS..........  0.95%          B          $ 9.37          1
EQ/LARGE CAP CORE PLUS..........  1.20%          B          $ 9.07      1,662
EQ/LARGE CAP CORE PLUS..........  1.25%          B          $11.61        761
EQ/LARGE CAP CORE PLUS..........  1.30%          B          $11.53        704
EQ/LARGE CAP CORE PLUS..........  1.35%          B          $ 8.89      1,207
EQ/LARGE CAP CORE PLUS..........  1.40%          B          $ 8.83      2,149
EQ/LARGE CAP CORE PLUS..........  1.50%          B          $11.37        996
EQ/LARGE CAP CORE PLUS..........  1.55%          B          $ 8.66      2,282
EQ/LARGE CAP CORE PLUS..........  1.60%          B          $ 8.60      2,552
EQ/LARGE CAP CORE PLUS..........  1.65%          B          $11.22      1,518
EQ/LARGE CAP CORE PLUS..........  1.70%          B          $ 8.49        284
EQ/LARGE CAP CORE PLUS..........  1.80%          B          $ 8.38         16
EQ/LARGE CAP CORE PLUS..........  1.90%          B          $ 8.27          2

EQ/LARGE CAP GROWTH INDEX.......  0.65%          A          $10.51         --
EQ/LARGE CAP GROWTH INDEX.......  1.30%          A          $12.07        164
EQ/LARGE CAP GROWTH INDEX.......  1.55%          A          $12.01         81
EQ/LARGE CAP GROWTH INDEX.......  1.65%          A          $11.98         63
EQ/LARGE CAP GROWTH INDEX.......  1.70%          A          $11.97         12
EQ/LARGE CAP GROWTH INDEX.......  0.50%          B          $ 8.55         --
EQ/LARGE CAP GROWTH INDEX.......  0.95%          B          $ 8.07         16
EQ/LARGE CAP GROWTH INDEX.......  1.20%          B          $ 7.82      2,718
EQ/LARGE CAP GROWTH INDEX.......  1.25%          B          $13.62      2,145
EQ/LARGE CAP GROWTH INDEX.......  1.30%          B          $13.54      2,019
EQ/LARGE CAP GROWTH INDEX.......  1.35%          B          $ 7.67      2,679
EQ/LARGE CAP GROWTH INDEX.......  1.40%          B          $ 7.62      4,721
EQ/LARGE CAP GROWTH INDEX.......  1.50%          B          $13.34      2,913
EQ/LARGE CAP GROWTH INDEX.......  1.55%          B          $ 7.48      7,060
EQ/LARGE CAP GROWTH INDEX.......  1.60%          B          $ 7.43      4,841
EQ/LARGE CAP GROWTH INDEX.......  1.65%          B          $13.17      4,033
EQ/LARGE CAP GROWTH INDEX.......  1.70%          B          $ 7.33        864
EQ/LARGE CAP GROWTH INDEX.......  1.80%          B          $ 7.24         94
EQ/LARGE CAP GROWTH INDEX.......  1.90%          B          $ 7.15         19

EQ/LARGE CAP GROWTH PLUS........  0.65%          A          $ 9.88         --
EQ/LARGE CAP GROWTH PLUS........  1.30%          A          $11.07         92
EQ/LARGE CAP GROWTH PLUS........  1.55%          A          $11.01         12
EQ/LARGE CAP GROWTH PLUS........  1.65%          A          $10.99         44
EQ/LARGE CAP GROWTH PLUS........  1.70%          A          $10.98         22
EQ/LARGE CAP GROWTH PLUS........  0.50%          B          $16.98         --
EQ/LARGE CAP GROWTH PLUS........  0.95%          B          $15.89         11
EQ/LARGE CAP GROWTH PLUS........  1.20%          B          $15.31      1,698

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH PLUS......  1.25%          B          $13.03      3,419
EQ/LARGE CAP GROWTH PLUS......  1.30%          B          $12.93      4,628
EQ/LARGE CAP GROWTH PLUS......  1.35%          B          $14.97      4,619
EQ/LARGE CAP GROWTH PLUS......  1.40%          B          $14.86      2,259
EQ/LARGE CAP GROWTH PLUS......  1.50%          B          $12.75      3,853
EQ/LARGE CAP GROWTH PLUS......  1.55%          B          $14.53      4,411
EQ/LARGE CAP GROWTH PLUS......  1.60%          B          $14.42      2,184
EQ/LARGE CAP GROWTH PLUS......  1.65%          B          $12.59      8,906
EQ/LARGE CAP GROWTH PLUS......  1.70%          B          $14.21      1,072
EQ/LARGE CAP GROWTH PLUS......  1.80%          B          $14.00         10
EQ/LARGE CAP GROWTH PLUS......  1.90%          B          $13.79          6

EQ/LARGE CAP VALUE INDEX......  0.65%          A          $10.32         --
EQ/LARGE CAP VALUE INDEX......  1.30%          A          $11.46         96
EQ/LARGE CAP VALUE INDEX......  1.55%          A          $11.39         26
EQ/LARGE CAP VALUE INDEX......  1.65%          A          $11.37         24
EQ/LARGE CAP VALUE INDEX......  1.70%          A          $11.36          9
EQ/LARGE CAP VALUE INDEX......  0.50%          B          $ 6.13         --
EQ/LARGE CAP VALUE INDEX......  0.95%          B          $ 5.96         --
EQ/LARGE CAP VALUE INDEX......  1.20%          B          $ 5.86      1,237
EQ/LARGE CAP VALUE INDEX......  1.25%          B          $ 5.85      5,007
EQ/LARGE CAP VALUE INDEX......  1.30%          B          $ 5.83      7,147
EQ/LARGE CAP VALUE INDEX......  1.35%          B          $ 5.89        542
EQ/LARGE CAP VALUE INDEX......  1.40%          B          $ 5.79      1,650
EQ/LARGE CAP VALUE INDEX......  1.50%          B          $ 5.75      5,955
EQ/LARGE CAP VALUE INDEX......  1.55%          B          $ 5.74      6,597
EQ/LARGE CAP VALUE INDEX......  1.60%          B          $ 5.72        636
EQ/LARGE CAP VALUE INDEX......  1.65%          B          $ 5.70     13,668
EQ/LARGE CAP VALUE INDEX......  1.70%          B          $ 5.68      1,412
EQ/LARGE CAP VALUE INDEX......  1.80%          B          $ 5.65          6
EQ/LARGE CAP VALUE INDEX......  1.90%          B          $ 5.61         --

EQ/LARGE CAP VALUE PLUS.......  0.65%          A          $ 9.79         --
EQ/LARGE CAP VALUE PLUS.......  1.30%          A          $10.72         80
EQ/LARGE CAP VALUE PLUS.......  1.55%          A          $10.66         24
EQ/LARGE CAP VALUE PLUS.......  1.65%          A          $10.64         12
EQ/LARGE CAP VALUE PLUS.......  1.70%          A          $10.63          1
EQ/LARGE CAP VALUE PLUS.......  0.50%          B          $13.18         --
EQ/LARGE CAP VALUE PLUS.......  0.95%          B          $12.37          4
EQ/LARGE CAP VALUE PLUS.......  1.20%          B          $11.94     10,066
EQ/LARGE CAP VALUE PLUS.......  1.25%          B          $10.01     12,275
EQ/LARGE CAP VALUE PLUS.......  1.30%          B          $ 9.94      4,541
EQ/LARGE CAP VALUE PLUS.......  1.35%          B          $11.68      2,804
EQ/LARGE CAP VALUE PLUS.......  1.40%          B          $11.60     15,254
EQ/LARGE CAP VALUE PLUS.......  1.50%          B          $ 9.81     18,107
EQ/LARGE CAP VALUE PLUS.......  1.55%          B          $11.36      6,058
EQ/LARGE CAP VALUE PLUS.......  1.60%          B          $11.28      7,113
EQ/LARGE CAP VALUE PLUS.......  1.65%          B          $ 9.68     12,952
EQ/LARGE CAP VALUE PLUS.......  1.70%          B          $11.12      1,875
EQ/LARGE CAP VALUE PLUS.......  1.80%          B          $10.96         75
EQ/LARGE CAP VALUE PLUS.......  1.90%          B          $10.81         16

EQ/LORD ABBETT LARGE CAP CORE.  0.50%          B          $11.61         --
EQ/LORD ABBETT LARGE CAP CORE.  0.95%          B          $11.27         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B          $11.08        510
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B          $11.04      1,517
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B          $11.08      3,229
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B          $10.97        291
EQ/LORD ABBETT LARGE CAP CORE.  1.40%          B          $10.93      1,150
EQ/LORD ABBETT LARGE CAP CORE.  1.50%          B          $10.86      1,964
EQ/LORD ABBETT LARGE CAP CORE.  1.55%          B          $10.82      2,347
EQ/LORD ABBETT LARGE CAP CORE.  1.60%          B          $10.78        316
EQ/LORD ABBETT LARGE CAP CORE.  1.65%          B          $10.75      4,342
EQ/LORD ABBETT LARGE CAP CORE.  1.70%          B          $10.71        517
EQ/LORD ABBETT LARGE CAP CORE.  1.80%          B          $10.64         --
EQ/LORD ABBETT LARGE CAP CORE.  1.90%          B          $10.57         --

EQ/MFS INTERNATIONAL GROWTH...  0.65%          A          $ 8.96         --
EQ/MFS INTERNATIONAL GROWTH...  1.30%          A          $10.23        210
EQ/MFS INTERNATIONAL GROWTH...  1.55%          A          $10.18         36
EQ/MFS INTERNATIONAL GROWTH...  1.65%          A          $10.15         80
EQ/MFS INTERNATIONAL GROWTH...  1.70%          A          $10.14          8
EQ/MFS INTERNATIONAL GROWTH...  0.50%          B          $13.78         --
EQ/MFS INTERNATIONAL GROWTH...  0.95%          B          $13.37         --
EQ/MFS INTERNATIONAL GROWTH...  1.20%          B          $13.15      1,001
EQ/MFS INTERNATIONAL GROWTH...  1.25%          B          $13.10      2,431
EQ/MFS INTERNATIONAL GROWTH...  1.30%          B          $ 5.80      9,720
EQ/MFS INTERNATIONAL GROWTH...  1.35%          B          $13.02        204
EQ/MFS INTERNATIONAL GROWTH...  1.40%          B          $12.97      1,804
EQ/MFS INTERNATIONAL GROWTH...  1.50%          B          $12.88      3,484
EQ/MFS INTERNATIONAL GROWTH...  1.55%          B          $12.84      4,068
EQ/MFS INTERNATIONAL GROWTH...  1.60%          B          $12.80        603
EQ/MFS INTERNATIONAL GROWTH...  1.65%          B          $12.75      6,332
EQ/MFS INTERNATIONAL GROWTH...  1.70%          B          $12.71      1,217
EQ/MFS INTERNATIONAL GROWTH...  1.80%          B          $12.62          5
EQ/MFS INTERNATIONAL GROWTH...  1.90%          B          $12.54         --

EQ/MID CAP INDEX..............  0.65%          A          $10.31         --
EQ/MID CAP INDEX..............  1.30%          A          $12.63        171
EQ/MID CAP INDEX..............  1.55%          A          $12.56         38
EQ/MID CAP INDEX..............  1.65%          A          $12.53         78
EQ/MID CAP INDEX..............  1.70%          A          $12.52         15
EQ/MID CAP INDEX..............  0.50%          B          $12.13         --
EQ/MID CAP INDEX..............  0.95%          B          $11.52         15
EQ/MID CAP INDEX..............  1.20%          B          $11.20      5,483
EQ/MID CAP INDEX..............  1.25%          B          $12.94      6,089
EQ/MID CAP INDEX..............  1.30%          B          $12.87      5,047
EQ/MID CAP INDEX..............  1.35%          B          $11.01        640
EQ/MID CAP INDEX..............  1.40%          B          $10.94      7,132
EQ/MID CAP INDEX..............  1.50%          B          $12.67      8,003
EQ/MID CAP INDEX..............  1.55%          B          $10.76      6,910
EQ/MID CAP INDEX..............  1.60%          B          $10.70      3,332
EQ/MID CAP INDEX..............  1.65%          B          $12.51      9,217
EQ/MID CAP INDEX..............  1.70%          B          $10.57      1,481
EQ/MID CAP INDEX..............  1.80%          B          $10.45         22
EQ/MID CAP INDEX..............  1.90%          B          $10.33          2

EQ/MID CAP VALUE PLUS.........  0.65%          A          $ 9.46         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/MID CAP VALUE PLUS.......  1.30%          A          $11.40         32
EQ/MID CAP VALUE PLUS.......  1.55%          A          $11.34         11
EQ/MID CAP VALUE PLUS.......  1.65%          A          $11.31         12
EQ/MID CAP VALUE PLUS.......  1.70%          A          $11.30         --
EQ/MID CAP VALUE PLUS.......  0.50%          B          $16.67         --
EQ/MID CAP VALUE PLUS.......  0.95%          B          $15.59          7
EQ/MID CAP VALUE PLUS.......  1.20%          B          $15.03      4,139
EQ/MID CAP VALUE PLUS.......  1.25%          B          $13.22      9,712
EQ/MID CAP VALUE PLUS.......  1.30%          B          $13.12      7,540
EQ/MID CAP VALUE PLUS.......  1.35%          B          $14.69        622
EQ/MID CAP VALUE PLUS.......  1.40%          B          $14.59      6,165
EQ/MID CAP VALUE PLUS.......  1.50%          B          $12.95     13,585
EQ/MID CAP VALUE PLUS.......  1.55%          B          $14.26      6,450
EQ/MID CAP VALUE PLUS.......  1.60%          B          $14.16      2,583
EQ/MID CAP VALUE PLUS.......  1.65%          B          $12.78     14,368
EQ/MID CAP VALUE PLUS.......  1.70%          B          $13.95      1,617
EQ/MID CAP VALUE PLUS.......  1.80%          B          $13.74         22
EQ/MID CAP VALUE PLUS.......  1.90%          B          $13.54          9

EQ/MONEY MARKET.............  0.65%          A          $ 9.93         24
EQ/MONEY MARKET.............  1.30%          A          $ 9.74        865
EQ/MONEY MARKET.............  1.55%          A          $ 9.68      3,216
EQ/MONEY MARKET.............  1.65%          A          $ 9.66        372
EQ/MONEY MARKET.............  1.70%          A          $ 9.65        430
EQ/MONEY MARKET.............  0.00%          B          $44.43         14
EQ/MONEY MARKET.............  0.50%          B          $38.14         --
EQ/MONEY MARKET.............  0.65%          B          $ 1.00        757
EQ/MONEY MARKET.............  0.65%          B          $ 9.93         --
EQ/MONEY MARKET.............  0.95%          B          $33.23         --
EQ/MONEY MARKET.............  1.15%          B          $10.95          2
EQ/MONEY MARKET.............  1.15%          B          $30.81         28
EQ/MONEY MARKET.............  1.15%          B          $31.24         26
EQ/MONEY MARKET.............  1.20%          B          $30.77      1,109
EQ/MONEY MARKET.............  1.25%          B          $ 1.00     43,482
EQ/MONEY MARKET.............  1.25%          B          $10.42      4,454
EQ/MONEY MARKET.............  1.30%          B          $10.26      5,651
EQ/MONEY MARKET.............  1.35%          B          $29.38      1,247
EQ/MONEY MARKET.............  1.40%          B          $28.92      2,291
EQ/MONEY MARKET.............  1.50%          B          $10.21      9,062
EQ/MONEY MARKET.............  1.55%          B          $27.61      3,062
EQ/MONEY MARKET.............  1.55%          B          $30.81        340
EQ/MONEY MARKET.............  1.60%          B          $27.19      1,664
EQ/MONEY MARKET.............  1.65%          B          $10.08     11,709
EQ/MONEY MARKET.............  1.70%          B          $26.36        623
EQ/MONEY MARKET.............  1.70%          B          $30.65         16
EQ/MONEY MARKET.............  1.80%          B          $25.56          5
EQ/MONEY MARKET.............  1.90%          B          $24.78          3

EQ/MONTAG & CALDWELL GROWTH.  0.65%          A          $10.56         --
EQ/MONTAG & CALDWELL GROWTH.  1.30%          A          $11.20        463
EQ/MONTAG & CALDWELL GROWTH.  1.55%          A          $11.14         70
EQ/MONTAG & CALDWELL GROWTH.  1.65%          A          $11.12        118
EQ/MONTAG & CALDWELL GROWTH.  1.70%          A          $11.10         14

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/MONTAG & CALDWELL GROWTH......  0.50%          B          $ 6.01         --
EQ/MONTAG & CALDWELL GROWTH......  0.95%          B          $ 5.66         --
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B          $ 5.48      1,243
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B          $ 5.44      3,099
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $ 2.17      9,728
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $10.70         10
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B          $ 5.37        415
EQ/MONTAG & CALDWELL GROWTH......  1.40%          B          $ 5.33      3,105
EQ/MONTAG & CALDWELL GROWTH......  1.50%          B          $ 5.26      5,002
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $ 5.23      4,755
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $10.69          7
EQ/MONTAG & CALDWELL GROWTH......  1.60%          B          $ 5.19        880
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $ 5.16      5,784
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $10.69          4
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $ 5.13        816
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $10.69         --
EQ/MONTAG & CALDWELL GROWTH......  1.80%          B          $ 5.06         13
EQ/MONTAG & CALDWELL GROWTH......  1.90%          B          $ 4.99         --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.65%          A          $ 9.61          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $12.21        677
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $12.14        174
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $12.11        304
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $12.10         26
EQ/MORGAN STANLEY MID CAP GROWTH.  0.50%          B          $16.32         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B          $15.83          7
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $15.57      1,343
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $15.51      3,877
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $15.46      5,727
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B          $15.41        463
EQ/MORGAN STANLEY MID CAP GROWTH.  1.40%          B          $15.36      2,592
EQ/MORGAN STANLEY MID CAP GROWTH.  1.50%          B          $15.25      5,546
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $15.20      6,242
EQ/MORGAN STANLEY MID CAP GROWTH.  1.60%          B          $15.15        562
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $15.10      9,136
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $15.05        927
EQ/MORGAN STANLEY MID CAP GROWTH.  1.80%          B          $14.95          3
EQ/MORGAN STANLEY MID CAP GROWTH.  1.90%          B          $14.85         --

EQ/MUTUAL LARGE CAP EQUITY.......  0.65%          A          $ 9.76         --
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          A          $10.72         40
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          A          $10.67          8
EQ/MUTUAL LARGE CAP EQUITY.......  1.65%          A          $10.64         27
EQ/MUTUAL LARGE CAP EQUITY.......  1.70%          A          $10.63          2
EQ/MUTUAL LARGE CAP EQUITY.......  0.50%          B          $ 8.82         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.95%          B          $ 8.61          1
EQ/MUTUAL LARGE CAP EQUITY.......  1.20%          B          $ 8.49        576
EQ/MUTUAL LARGE CAP EQUITY.......  1.25%          B          $ 8.47      1,950
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          B          $ 8.45      4,725
EQ/MUTUAL LARGE CAP EQUITY.......  1.35%          B          $ 8.42        134
EQ/MUTUAL LARGE CAP EQUITY.......  1.40%          B          $ 8.40        812
EQ/MUTUAL LARGE CAP EQUITY.......  1.50%          B          $ 8.36      1,688
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          B          $ 8.33      3,064

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                   UNITS
                            CONTRACT                            OUTSTANDING
                            CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                            -------- --------------- ---------- -----------
EQ/MUTUAL LARGE CAP EQUITY.  1.60%          B          $ 8.31        286
EQ/MUTUAL LARGE CAP EQUITY.  1.65%          B          $ 8.29      8,848
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          B          $ 8.27      1,002
EQ/MUTUAL LARGE CAP EQUITY.  1.80%          B          $ 8.22         --
EQ/MUTUAL LARGE CAP EQUITY.  1.90%          B          $ 8.18         --

EQ/OPPENHEIMER GLOBAL......  0.65%          A          $ 9.19         --
EQ/OPPENHEIMER GLOBAL......  1.30%          A          $10.49        410
EQ/OPPENHEIMER GLOBAL......  1.55%          A          $10.44         73
EQ/OPPENHEIMER GLOBAL......  1.65%          A          $10.42        221
EQ/OPPENHEIMER GLOBAL......  1.70%          A          $10.40         14
EQ/OPPENHEIMER GLOBAL......  0.50%          B          $ 9.91         --
EQ/OPPENHEIMER GLOBAL......  0.95%          B          $ 9.68         --
EQ/OPPENHEIMER GLOBAL......  1.20%          B          $ 9.55      1,013
EQ/OPPENHEIMER GLOBAL......  1.25%          B          $ 9.52      2,371
EQ/OPPENHEIMER GLOBAL......  1.30%          B          $ 9.50      5,123
EQ/OPPENHEIMER GLOBAL......  1.35%          B          $ 9.47        286
EQ/OPPENHEIMER GLOBAL......  1.40%          B          $ 9.45      1,975
EQ/OPPENHEIMER GLOBAL......  1.50%          B          $ 9.40      3,395
EQ/OPPENHEIMER GLOBAL......  1.55%          B          $ 9.37      4,639
EQ/OPPENHEIMER GLOBAL......  1.60%          B          $ 9.35        554
EQ/OPPENHEIMER GLOBAL......  1.65%          B          $ 9.32      8,411
EQ/OPPENHEIMER GLOBAL......  1.70%          B          $ 9.30      1,215
EQ/OPPENHEIMER GLOBAL......  1.80%          B          $ 9.25         26
EQ/OPPENHEIMER GLOBAL......  1.90%          B          $ 9.20         --

EQ/PIMCO ULTRA SHORT BOND..  0.65%          A          $ 9.92         --
EQ/PIMCO ULTRA SHORT BOND..  1.30%          A          $ 9.84        720
EQ/PIMCO ULTRA SHORT BOND..  1.55%          A          $ 9.79        179
EQ/PIMCO ULTRA SHORT BOND..  1.65%          A          $ 9.77        404
EQ/PIMCO ULTRA SHORT BOND..  1.70%          A          $ 9.76        547
EQ/PIMCO ULTRA SHORT BOND..  0.50%          B          $11.32         --
EQ/PIMCO ULTRA SHORT BOND..  0.95%          B          $10.98         --
EQ/PIMCO ULTRA SHORT BOND..  1.20%          B          $10.80      3,309
EQ/PIMCO ULTRA SHORT BOND..  1.25%          B          $10.76     11,075
EQ/PIMCO ULTRA SHORT BOND..  1.30%          B          $ 9.36     16,930
EQ/PIMCO ULTRA SHORT BOND..  1.35%          B          $10.69      1,490
EQ/PIMCO ULTRA SHORT BOND..  1.40%          B          $10.65      6,378
EQ/PIMCO ULTRA SHORT BOND..  1.50%          B          $10.58     16,504
EQ/PIMCO ULTRA SHORT BOND..  1.55%          B          $10.54     13,482
EQ/PIMCO ULTRA SHORT BOND..  1.60%          B          $10.51      3,170
EQ/PIMCO ULTRA SHORT BOND..  1.65%          B          $10.47     33,009
EQ/PIMCO ULTRA SHORT BOND..  1.70%          B          $10.44      5,586
EQ/PIMCO ULTRA SHORT BOND..  1.80%          B          $10.37         14
EQ/PIMCO ULTRA SHORT BOND..  1.90%          B          $10.30         16

EQ/QUALITY BOND PLUS.......  0.50%          B          $19.94         --
EQ/QUALITY BOND PLUS.......  0.95%          B          $18.36         --
EQ/QUALITY BOND PLUS.......  1.20%          B          $17.53      2,206
EQ/QUALITY BOND PLUS.......  1.25%          B          $11.30      4,817
EQ/QUALITY BOND PLUS.......  1.30%          B          $11.20      6,495
EQ/QUALITY BOND PLUS.......  1.35%          B          $17.05        344
EQ/QUALITY BOND PLUS.......  1.40%          B          $16.90      3,757
EQ/QUALITY BOND PLUS.......  1.50%          B          $11.07      7,597

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS..........  1.55%          B          $16.43      4,345
EQ/QUALITY BOND PLUS..........  1.60%          B          $16.28      1,226
EQ/QUALITY BOND PLUS..........  1.65%          B          $10.93      8,790
EQ/QUALITY BOND PLUS..........  1.70%          B          $15.98        816
EQ/QUALITY BOND PLUS..........  1.80%          B          $15.69          4
EQ/QUALITY BOND PLUS..........  1.90%          B          $15.40          5

EQ/SMALL COMPANY INDEX........  0.65%          A          $10.20         --
EQ/SMALL COMPANY INDEX........  1.30%          A          $12.73        154
EQ/SMALL COMPANY INDEX........  1.55%          A          $12.66         31
EQ/SMALL COMPANY INDEX........  1.65%          A          $12.63         70
EQ/SMALL COMPANY INDEX........  1.70%          A          $12.62         17
EQ/SMALL COMPANY INDEX........  0.50%          B          $17.79         --
EQ/SMALL COMPANY INDEX........  0.95%          B          $16.70          5
EQ/SMALL COMPANY INDEX........  1.20%          B          $16.11      1,831
EQ/SMALL COMPANY INDEX........  1.25%          B          $13.80      3,244
EQ/SMALL COMPANY INDEX........  1.30%          B          $13.70      4,801
EQ/SMALL COMPANY INDEX........  1.35%          B          $15.78        657
EQ/SMALL COMPANY INDEX........  1.40%          B          $15.66      2,910
EQ/SMALL COMPANY INDEX........  1.50%          B          $13.51      4,194
EQ/SMALL COMPANY INDEX........  1.55%          B          $15.33      4,203
EQ/SMALL COMPANY INDEX........  1.60%          B          $15.23      1,200
EQ/SMALL COMPANY INDEX........  1.65%          B          $13.34      6,575
EQ/SMALL COMPANY INDEX........  1.70%          B          $15.01        734
EQ/SMALL COMPANY INDEX........  1.80%          B          $14.80          5
EQ/SMALL COMPANY INDEX........  1.90%          B          $14.59          2

EQ/T. ROWE PRICE GROWTH STOCK.  0.65%          A          $ 9.96          2
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          A          $11.56        559
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          A          $11.50         96
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          A          $11.48        225
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          A          $11.46          7
EQ/T. ROWE PRICE GROWTH STOCK.  0.50%          B          $19.02         --
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B          $17.11          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B          $16.12      1,328
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B          $15.93      2,129
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B          $ 6.02     10,314
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B          $15.56        385
EQ/T. ROWE PRICE GROWTH STOCK.  1.40%          B          $15.38      2,202
EQ/T. ROWE PRICE GROWTH STOCK.  1.50%          B          $15.01      3,715
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          B          $14.84      4,329
EQ/T. ROWE PRICE GROWTH STOCK.  1.60%          B          $14.66      1,076
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          B          $14.49      5,792
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          B          $14.32        571
EQ/T. ROWE PRICE GROWTH STOCK.  1.80%          B          $13.98          7
EQ/T. ROWE PRICE GROWTH STOCK.  1.90%          B          $13.65         11

EQ/TEMPLETON GLOBAL EQUITY....  0.65%          A          $ 9.14         --
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          A          $ 9.86         69
EQ/TEMPLETON GLOBAL EQUITY....  1.55%          A          $ 9.81         30
EQ/TEMPLETON GLOBAL EQUITY....  1.65%          A          $ 9.79         37
EQ/TEMPLETON GLOBAL EQUITY....  1.70%          A          $ 9.78          8
EQ/TEMPLETON GLOBAL EQUITY....  0.50%          B          $ 8.18         --
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B          $ 7.99          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/TEMPLETON GLOBAL EQUITY..  1.20%          B          $ 7.88        434
EQ/TEMPLETON GLOBAL EQUITY..  1.25%          B          $ 7.86      1,615
EQ/TEMPLETON GLOBAL EQUITY..  1.30%          B          $ 7.84      4,890
EQ/TEMPLETON GLOBAL EQUITY..  1.35%          B          $ 7.82        158
EQ/TEMPLETON GLOBAL EQUITY..  1.40%          B          $ 7.80        711
EQ/TEMPLETON GLOBAL EQUITY..  1.50%          B          $ 7.76      1,923
EQ/TEMPLETON GLOBAL EQUITY..  1.55%          B          $ 7.73      3,403
EQ/TEMPLETON GLOBAL EQUITY..  1.60%          B          $ 7.71        394
EQ/TEMPLETON GLOBAL EQUITY..  1.65%          B          $ 7.69      7,664
EQ/TEMPLETON GLOBAL EQUITY..  1.70%          B          $ 7.67        657
EQ/TEMPLETON GLOBAL EQUITY..  1.80%          B          $ 7.63          2
EQ/TEMPLETON GLOBAL EQUITY..  1.90%          B          $ 7.59         --

EQ/UBS GROWTH & INCOME......  0.50%          B          $ 5.77         --
EQ/UBS GROWTH & INCOME......  0.95%          B          $ 5.44         --
EQ/UBS GROWTH & INCOME......  1.20%          B          $ 5.26        384
EQ/UBS GROWTH & INCOME......  1.25%          B          $ 5.22      1,683
EQ/UBS GROWTH & INCOME......  1.30%          B          $ 2.04      5,726
EQ/UBS GROWTH & INCOME......  1.35%          B          $ 5.16         77
EQ/UBS GROWTH & INCOME......  1.40%          B          $ 5.12        543
EQ/UBS GROWTH & INCOME......  1.50%          B          $ 5.05      2,959
EQ/UBS GROWTH & INCOME......  1.55%          B          $ 5.02      2,795
EQ/UBS GROWTH & INCOME......  1.60%          B          $ 4.99        207
EQ/UBS GROWTH & INCOME......  1.65%          B          $ 4.95      2,796
EQ/UBS GROWTH & INCOME......  1.70%          B          $ 4.92        186
EQ/UBS GROWTH & INCOME......  1.80%          B          $ 4.86         --
EQ/UBS GROWTH & INCOME......  1.90%          B          $ 4.79         --

EQ/VAN KAMPEN COMSTOCK......  0.65%          A          $10.08         --
EQ/VAN KAMPEN COMSTOCK......  1.30%          A          $11.29         82
EQ/VAN KAMPEN COMSTOCK......  1.55%          A          $11.23         23
EQ/VAN KAMPEN COMSTOCK......  1.65%          A          $11.20         27
EQ/VAN KAMPEN COMSTOCK......  1.70%          A          $11.19         10
EQ/VAN KAMPEN COMSTOCK......  0.50%          B          $10.52         --
EQ/VAN KAMPEN COMSTOCK......  0.95%          B          $10.20          1
EQ/VAN KAMPEN COMSTOCK......  1.20%          B          $10.03        438
EQ/VAN KAMPEN COMSTOCK......  1.25%          B          $10.00      3,403
EQ/VAN KAMPEN COMSTOCK......  1.30%          B          $ 9.96      2,990
EQ/VAN KAMPEN COMSTOCK......  1.35%          B          $ 9.93        195
EQ/VAN KAMPEN COMSTOCK......  1.40%          B          $ 9.90        884
EQ/VAN KAMPEN COMSTOCK......  1.50%          B          $ 9.83      2,948
EQ/VAN KAMPEN COMSTOCK......  1.55%          B          $ 9.80      2,264
EQ/VAN KAMPEN COMSTOCK......  1.60%          B          $ 9.76        335
EQ/VAN KAMPEN COMSTOCK......  1.65%          B          $ 9.73     10,113
EQ/VAN KAMPEN COMSTOCK......  1.70%          B          $ 9.70        581
EQ/VAN KAMPEN COMSTOCK......  1.80%          B          $ 9.63          3
EQ/VAN KAMPEN COMSTOCK......  1.90%          B          $ 9.57         --

EQ/WELLS FARGO OMEGA GROWTH.  0.50%          B          $11.63         --
EQ/WELLS FARGO OMEGA GROWTH.  0.65%          B          $ 9.92         --
EQ/WELLS FARGO OMEGA GROWTH.  0.95%          B          $10.97         14
EQ/WELLS FARGO OMEGA GROWTH.  1.20%          B          $10.61      2,717
EQ/WELLS FARGO OMEGA GROWTH.  1.25%          B          $14.23      3,664
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $ 8.67        520

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                 -------- --------------- ---------- -----------
EQ/WELLS FARGO OMEGA GROWTH.....................  1.30%          B          $14.13      5,493
EQ/WELLS FARGO OMEGA GROWTH.....................  1.35%          B          $10.41        454
EQ/WELLS FARGO OMEGA GROWTH.....................  1.40%          B          $10.34      3,990
EQ/WELLS FARGO OMEGA GROWTH.....................  1.50%          B          $13.93      5,190
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $ 8.65        149
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $10.13      7,538
EQ/WELLS FARGO OMEGA GROWTH.....................  1.60%          B          $10.07      1,319
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $ 8.65        180
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $13.76      7,891
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 8.64         15
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 9.94      1,264
EQ/WELLS FARGO OMEGA GROWTH.....................  1.80%          B          $ 9.81         --
EQ/WELLS FARGO OMEGA GROWTH.....................  1.90%          B          $ 9.68          1

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  0.65%   SERVICE CLASS 2   $ 9.41         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.30%   SERVICE CLASS 2   $10.85         37
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.55%   SERVICE CLASS 2   $10.79         10
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.65%   SERVICE CLASS 2   $10.77         24
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.70%   SERVICE CLASS 2   $10.76          3

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.65%   SERVICE CLASS 2   $10.06          5
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.30%   SERVICE CLASS 2   $11.49      1,082
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.55%   SERVICE CLASS 2   $11.42        209
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.65%   SERVICE CLASS 2   $11.40        678
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.70%   SERVICE CLASS 2   $11.39         43

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.96         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.62         11
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.60         10
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.59         24
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.58          1

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.93         --
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.50         38
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.48          6
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.47          4
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.47         --

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.85         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.35         11
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.33         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.32          2
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.31         --

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.83         --
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.28         14
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.26          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.25          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.24         --

FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.65%   SERVICE CLASS 2   $ 9.00          2
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.30%   SERVICE CLASS 2   $11.36        513
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.55%   SERVICE CLASS 2   $11.30        125
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.65%   SERVICE CLASS 2   $11.27        215
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.70%   SERVICE CLASS 2   $11.26         35

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......  0.65%   SERVICE CLASS 2   $10.16         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.30%   SERVICE CLASS 2   $11.24       705
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.55%   SERVICE CLASS 2   $11.18       125
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.65%   SERVICE CLASS 2   $11.16       579
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.70%   SERVICE CLASS 2   $11.14       103

FRANKLIN INCOME SECURITIES FUND.......................  0.65%       CLASS 2       $10.29        --
FRANKLIN INCOME SECURITIES FUND.......................  1.30%       CLASS 2       $10.99       284
FRANKLIN INCOME SECURITIES FUND.......................  1.55%       CLASS 2       $10.93        54
FRANKLIN INCOME SECURITIES FUND.......................  1.65%       CLASS 2       $10.91       132
FRANKLIN INCOME SECURITIES FUND.......................  1.70%       CLASS 2       $10.90       107

FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  0.65%       CLASS 2       $10.12        --
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.30%       CLASS 2       $11.25       525
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.55%       CLASS 2       $11.19       124
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.65%       CLASS 2       $11.17       286
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.70%       CLASS 2       $11.15       104

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  0.65%       CLASS 2       $ 9.86        --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.30%       CLASS 2       $10.32        70
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.55%       CLASS 2       $10.27         7
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.65%       CLASS 2       $10.25        51
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.70%       CLASS 2       $10.24        13

GOLDMAN SACHS VIT MID CAP VALUE FUND..................  0.65%   SERVICE SHARES    $ 9.79        --
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.30%   SERVICE SHARES    $11.89       331
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.55%   SERVICE SHARES    $11.83        57
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.65%   SERVICE SHARES    $11.80       146
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.70%   SERVICE SHARES    $11.79         8

INVESCO V.I. DIVIDEND GROWTH FUND.....................  0.65%      SERIES II      $10.18        --
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.30%      SERIES II      $10.50        47
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.55%      SERIES II      $10.44        29
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.65%      SERIES II      $10.42        27
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.70%      SERIES II      $10.41         7

INVESCO V.I. GLOBAL REAL ESTATE FUND..................  0.65%      SERIES II      $ 8.99         2
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.30%      SERIES II      $10.89       842
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.55%      SERIES II      $10.83       154
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.65%      SERIES II      $10.81       413
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.70%      SERIES II      $10.80        68

INVESCO V.I. HIGH YIELD FUND..........................  0.65%      SERIES II      $ 9.99        --
INVESCO V.I. HIGH YIELD FUND..........................  1.30%      SERIES II      $ 9.69       109
INVESCO V.I. HIGH YIELD FUND..........................  1.55%      SERIES II      $ 9.67        24
INVESCO V.I. HIGH YIELD FUND..........................  1.65%      SERIES II      $ 9.66        64
INVESCO V.I. HIGH YIELD FUND..........................  1.70%      SERIES II      $ 9.66        10

INVESCO V.I. INTERNATIONAL GROWTH FUND................  0.65%      SERIES II      $ 9.19         1
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.30%      SERIES II      $10.46       554
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.55%      SERIES II      $10.40       120
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.65%      SERIES II      $10.38       211
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.70%      SERIES II      $10.37        18

INVESCO V.I. LEISURE FUND.............................  0.65%      SERIES II      $ 9.94        --
INVESCO V.I. LEISURE FUND.............................  1.30%      SERIES II      $11.71        17
INVESCO V.I. LEISURE FUND.............................  1.55%      SERIES II      $11.65         3
INVESCO V.I. LEISURE FUND.............................  1.65%      SERIES II      $11.62         6
INVESCO V.I. LEISURE FUND.............................  1.70%      SERIES II      $11.61         1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                        -------- --------------- ---------- -----------
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.65%      SERIES II      $ 9.67        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.30%      SERIES II      $10.77       149
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.55%      SERIES II      $10.71        30
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.65%      SERIES II      $10.69        50
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.70%      SERIES II      $10.67         5

INVESCO V.I. SMALL CAP EQUITY FUND.....  0.65%      SERIES II      $10.61        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.30%      SERIES II      $13.19        95
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.55%      SERIES II      $13.12        41
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.65%      SERIES II      $13.09        43
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.70%      SERIES II      $13.08         7

IVY FUNDS VIP ASSET STRATEGY...........  0.65%    COMMON SHARES    $ 9.24        --
IVY FUNDS VIP ASSET STRATEGY...........  1.30%    COMMON SHARES    $ 9.02       362
IVY FUNDS VIP ASSET STRATEGY...........  1.55%    COMMON SHARES    $ 8.99        39
IVY FUNDS VIP ASSET STRATEGY...........  1.65%    COMMON SHARES    $ 8.99       289
IVY FUNDS VIP ASSET STRATEGY...........  1.70%    COMMON SHARES    $ 8.98        28

IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  0.65%    COMMON SHARES    $ 9.96        --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.30%    COMMON SHARES    $10.97       352
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.55%    COMMON SHARES    $10.91       140
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.65%    COMMON SHARES    $10.89       174
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.70%    COMMON SHARES    $10.88        30

IVY FUNDS VIP ENERGY...................  0.65%    COMMON SHARES    $10.04        --
IVY FUNDS VIP ENERGY...................  1.30%    COMMON SHARES    $11.15       448
IVY FUNDS VIP ENERGY...................  1.55%    COMMON SHARES    $11.09       133
IVY FUNDS VIP ENERGY...................  1.65%    COMMON SHARES    $11.07       169
IVY FUNDS VIP ENERGY...................  1.70%    COMMON SHARES    $11.06        21

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  0.65%    COMMON SHARES    $ 8.69         2
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.30%    COMMON SHARES    $ 9.27       463
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.55%    COMMON SHARES    $ 9.22       131
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.65%    COMMON SHARES    $ 9.20       224
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.70%    COMMON SHARES    $ 9.19        32

IVY FUNDS VIP HIGH INCOME..............  0.65%    COMMON SHARES    $10.55         7
IVY FUNDS VIP HIGH INCOME..............  1.30%    COMMON SHARES    $12.13       819
IVY FUNDS VIP HIGH INCOME..............  1.55%    COMMON SHARES    $12.06       216
IVY FUNDS VIP HIGH INCOME..............  1.65%    COMMON SHARES    $12.04       722
IVY FUNDS VIP HIGH INCOME..............  1.70%    COMMON SHARES    $12.02       162

IVY FUNDS VIP MID CAP GROWTH...........  0.65%    COMMON SHARES    $10.64        --
IVY FUNDS VIP MID CAP GROWTH...........  1.30%    COMMON SHARES    $13.29       402
IVY FUNDS VIP MID CAP GROWTH...........  1.55%    COMMON SHARES    $13.22       108
IVY FUNDS VIP MID CAP GROWTH...........  1.65%    COMMON SHARES    $13.19       278
IVY FUNDS VIP MID CAP GROWTH...........  1.70%    COMMON SHARES    $13.17        28

IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  0.65%    COMMON SHARES    $ 9.65        --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.30%    COMMON SHARES    $10.99       350
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.55%    COMMON SHARES    $10.93       117
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.65%    COMMON SHARES    $10.91       130
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.70%    COMMON SHARES    $10.90        17

IVY FUNDS VIP SMALL CAP GROWTH.........  0.65%    COMMON SHARES    $ 9.92        --
IVY FUNDS VIP SMALL CAP GROWTH.........  1.30%    COMMON SHARES    $11.86       275
IVY FUNDS VIP SMALL CAP GROWTH.........  1.55%    COMMON SHARES    $11.79        57

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                     -------- --------------- ---------- -----------
IVY FUNDS VIP SMALL CAP GROWTH......................  1.65%   COMMON SHARES     $11.77        159
IVY FUNDS VIP SMALL CAP GROWTH......................  1.70%   COMMON SHARES     $11.76          6

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.65%   SERVICE SHARES    $ 8.09          2
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.30%   SERVICE SHARES    $10.01      1,497
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.55%   SERVICE SHARES    $ 9.95        381
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.65%   SERVICE SHARES    $ 9.93        786
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.70%   SERVICE SHARES    $ 9.92         70

LORD ABBETT BOND DEBENTURE PORTFOLIO................  0.65%     VC SHARES       $10.36         --
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.30%     VC SHARES       $10.06         36
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.55%     VC SHARES       $10.03         12
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.65%     VC SHARES       $10.03         31
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.70%     VC SHARES       $10.02          3

LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.30%     VC SHARES       $ 8.70         88
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.55%     VC SHARES       $ 8.68          7
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.65%     VC SHARES       $ 8.68         26
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.70%     VC SHARES       $ 8.67         --

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.30%     VC SHARES       $ 8.31         42
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.55%     VC SHARES       $ 8.30         19
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.65%     VC SHARES       $ 8.29         10
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.70%     VC SHARES       $ 8.28          2

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.65%   SERVICE CLASS     $ 9.74         --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.30%   SERVICE CLASS     $10.50        789
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.55%   SERVICE CLASS     $10.44        207
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.65%   SERVICE CLASS     $10.42        324
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.70%   SERVICE CLASS     $10.41         34

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.30%   SERVICE CLASS     $11.45        150
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.55%   SERVICE CLASS     $11.39         52
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.65%   SERVICE CLASS     $11.36         81
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.70%   SERVICE CLASS     $11.35          3

MFS(R) INVESTORS TRUST SERIES.......................  0.65%   SERVICE CLASS     $ 9.95         --
MFS(R) INVESTORS TRUST SERIES.......................  1.30%   SERVICE CLASS     $10.87        151
MFS(R) INVESTORS TRUST SERIES.......................  1.55%   SERVICE CLASS     $10.81         32
MFS(R) INVESTORS TRUST SERIES.......................  1.65%   SERVICE CLASS     $10.79         55
MFS(R) INVESTORS TRUST SERIES.......................  1.70%   SERVICE CLASS     $10.78          5

MFS(R) TECHNOLOGY PORTFOLIO.........................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.30%   SERVICE CLASS     $12.14        149
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.55%   SERVICE CLASS     $12.08         76
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.65%   SERVICE CLASS     $12.05         69
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.70%   SERVICE CLASS     $12.04          3

MFS(R) UTILITIES SERIES.............................  0.65%   SERVICE CLASS     $10.72          2
MFS(R) UTILITIES SERIES.............................  1.30%   SERVICE CLASS     $12.40        256
MFS(R) UTILITIES SERIES.............................  1.55%   SERVICE CLASS     $12.34         70
MFS(R) UTILITIES SERIES.............................  1.65%   SERVICE CLASS     $12.31        135
MFS(R) UTILITIES SERIES.............................  1.70%   SERVICE CLASS     $12.30         28

MULTIMANAGER AGGRESSIVE EQUITY......................  0.50%         B           $62.56         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER AGGRESSIVE EQUITY.....  0.95%          B          $55.62         --
MULTIMANAGER AGGRESSIVE EQUITY.....  1.20%          B          $52.09        851
MULTIMANAGER AGGRESSIVE EQUITY.....  1.25%          B          $11.06      4,634
MULTIMANAGER AGGRESSIVE EQUITY.....  1.30%          B          $10.91      3,713
MULTIMANAGER AGGRESSIVE EQUITY.....  1.35%          B          $50.08        283
MULTIMANAGER AGGRESSIVE EQUITY.....  1.40%          B          $49.42      1,479
MULTIMANAGER AGGRESSIVE EQUITY.....  1.50%          B          $10.83      7,336
MULTIMANAGER AGGRESSIVE EQUITY.....  1.55%          B          $47.51        903
MULTIMANAGER AGGRESSIVE EQUITY.....  1.60%          B          $46.89        593
MULTIMANAGER AGGRESSIVE EQUITY.....  1.65%          B          $10.69      7,857
MULTIMANAGER AGGRESSIVE EQUITY.....  1.70%          B          $45.67        206
MULTIMANAGER AGGRESSIVE EQUITY.....  1.80%          B          $44.48          8
MULTIMANAGER AGGRESSIVE EQUITY.....  1.90%          B          $43.32          1

MULTIMANAGER CORE BOND.............  0.50%          B          $15.52         --
MULTIMANAGER CORE BOND.............  0.95%          B          $14.83         --
MULTIMANAGER CORE BOND.............  1.20%          B          $14.46      6,905
MULTIMANAGER CORE BOND.............  1.25%          B          $13.38      8,406
MULTIMANAGER CORE BOND.............  1.30%          B          $13.35     13,377
MULTIMANAGER CORE BOND.............  1.35%          B          $14.24        745
MULTIMANAGER CORE BOND.............  1.40%          B          $14.17     12,234
MULTIMANAGER CORE BOND.............  1.50%          B          $13.10     13,565
MULTIMANAGER CORE BOND.............  1.55%          B          $13.96     11,025
MULTIMANAGER CORE BOND.............  1.60%          B          $13.88      3,671
MULTIMANAGER CORE BOND.............  1.65%          B          $12.93     23,505
MULTIMANAGER CORE BOND.............  1.70%          B          $13.74      2,442
MULTIMANAGER CORE BOND.............  1.80%          B          $13.61         28
MULTIMANAGER CORE BOND.............  1.90%          B          $13.47          2

MULTIMANAGER INTERNATIONAL EQUITY..  0.50%          B          $11.66         --
MULTIMANAGER INTERNATIONAL EQUITY..  0.95%          B          $11.14         --
MULTIMANAGER INTERNATIONAL EQUITY..  1.20%          B          $10.86      2,038
MULTIMANAGER INTERNATIONAL EQUITY..  1.25%          B          $11.73      3,045
MULTIMANAGER INTERNATIONAL EQUITY..  1.30%          B          $11.67      3,762
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B          $10.70        349
MULTIMANAGER INTERNATIONAL EQUITY..  1.40%          B          $10.65      3,343
MULTIMANAGER INTERNATIONAL EQUITY..  1.50%          B          $11.48      4,548
MULTIMANAGER INTERNATIONAL EQUITY..  1.55%          B          $10.49      3,858
MULTIMANAGER INTERNATIONAL EQUITY..  1.60%          B          $10.43      1,097
MULTIMANAGER INTERNATIONAL EQUITY..  1.65%          B          $11.34      7,106
MULTIMANAGER INTERNATIONAL EQUITY..  1.70%          B          $10.33        719
MULTIMANAGER INTERNATIONAL EQUITY..  1.80%          B          $10.22          7
MULTIMANAGER INTERNATIONAL EQUITY..  1.90%          B          $10.12          1

MULTIMANAGER LARGE CAP CORE EQUITY.  0.50%          B          $10.91         --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.95%          B          $10.43         --
MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B          $10.17      1,361
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B          $11.07        903
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B          $11.01        992
MULTIMANAGER LARGE CAP CORE EQUITY.  1.35%          B          $10.01        151
MULTIMANAGER LARGE CAP CORE EQUITY.  1.40%          B          $ 9.96      2,299
MULTIMANAGER LARGE CAP CORE EQUITY.  1.50%          B          $10.84      1,438
MULTIMANAGER LARGE CAP CORE EQUITY.  1.55%          B          $ 9.81      1,154
MULTIMANAGER LARGE CAP CORE EQUITY.  1.60%          B          $ 9.76        806

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER LARGE CAP CORE EQUITY.  1.65%          B          $10.70      2,701
MULTIMANAGER LARGE CAP CORE EQUITY.  1.70%          B          $ 9.67        380
MULTIMANAGER LARGE CAP CORE EQUITY.  1.80%          B          $ 9.57          1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.90%          B          $ 9.47         --

MULTIMANAGER LARGE CAP VALUE.......  0.50%          B          $12.44         --
MULTIMANAGER LARGE CAP VALUE.......  0.95%          B          $11.89         14
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B          $11.59      2,549
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B          $12.48      2,652
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B          $12.41      2,985
MULTIMANAGER LARGE CAP VALUE.......  1.35%          B          $11.42        281
MULTIMANAGER LARGE CAP VALUE.......  1.40%          B          $11.36      4,168
MULTIMANAGER LARGE CAP VALUE.......  1.50%          B          $12.22      4,306
MULTIMANAGER LARGE CAP VALUE.......  1.55%          B          $11.19      2,766
MULTIMANAGER LARGE CAP VALUE.......  1.60%          B          $11.13      1,647
MULTIMANAGER LARGE CAP VALUE.......  1.65%          B          $12.06      5,127
MULTIMANAGER LARGE CAP VALUE.......  1.70%          B          $11.02        773
MULTIMANAGER LARGE CAP VALUE.......  1.80%          B          $10.91         21
MULTIMANAGER LARGE CAP VALUE.......  1.90%          B          $10.80          3

MULTIMANAGER MID CAP GROWTH........  0.50%          B          $11.64         --
MULTIMANAGER MID CAP GROWTH........  0.95%          B          $11.12         --
MULTIMANAGER MID CAP GROWTH........  1.20%          B          $10.85      2,966
MULTIMANAGER MID CAP GROWTH........  1.25%          B          $13.24      2,111
MULTIMANAGER MID CAP GROWTH........  1.30%          B          $13.17      2,147
MULTIMANAGER MID CAP GROWTH........  1.35%          B          $10.68        292
MULTIMANAGER MID CAP GROWTH........  1.40%          B          $10.63      4,834
MULTIMANAGER MID CAP GROWTH........  1.50%          B          $12.96      3,021
MULTIMANAGER MID CAP GROWTH........  1.55%          B          $10.47      2,342
MULTIMANAGER MID CAP GROWTH........  1.60%          B          $10.42      1,749
MULTIMANAGER MID CAP GROWTH........  1.65%          B          $12.80      4,196
MULTIMANAGER MID CAP GROWTH........  1.70%          B          $10.31        736
MULTIMANAGER MID CAP GROWTH........  1.80%          B          $10.21          6
MULTIMANAGER MID CAP GROWTH........  1.90%          B          $10.10          2

MULTIMANAGER MID CAP VALUE.........  0.50%          B          $14.20         --
MULTIMANAGER MID CAP VALUE.........  0.95%          B          $13.57         --
MULTIMANAGER MID CAP VALUE.........  1.20%          B          $13.23      2,406
MULTIMANAGER MID CAP VALUE.........  1.25%          B          $14.14      2,335
MULTIMANAGER MID CAP VALUE.........  1.30%          B          $14.07      2,972
MULTIMANAGER MID CAP VALUE.........  1.35%          B          $13.03        301
MULTIMANAGER MID CAP VALUE.........  1.40%          B          $12.96      4,173
MULTIMANAGER MID CAP VALUE.........  1.50%          B          $13.85      3,429
MULTIMANAGER MID CAP VALUE.........  1.55%          B          $12.77      2,860
MULTIMANAGER MID CAP VALUE.........  1.60%          B          $12.70      1,503
MULTIMANAGER MID CAP VALUE.........  1.65%          B          $13.67      4,856
MULTIMANAGER MID CAP VALUE.........  1.70%          B          $12.57        726
MULTIMANAGER MID CAP VALUE.........  1.80%          B          $12.45          6
MULTIMANAGER MID CAP VALUE.........  1.90%          B          $12.32          1

MULTIMANAGER MULTI-SECTOR BOND.....  0.50%          B          $36.45         --
MULTIMANAGER MULTI-SECTOR BOND.....  0.95%          B          $32.55          2
MULTIMANAGER MULTI-SECTOR BOND.....  1.20%          B          $30.55      1,900
MULTIMANAGER MULTI-SECTOR BOND.....  1.25%          B          $11.44      5,746
MULTIMANAGER MULTI-SECTOR BOND.....  1.30%          B          $11.29      3,670

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                -------- --------------- ---------- -----------
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          B          $29.42        931
MULTIMANAGER MULTI-SECTOR BOND.  1.40%          B          $29.05      3,237
MULTIMANAGER MULTI-SECTOR BOND.  1.50%          B          $11.20      9,585
MULTIMANAGER MULTI-SECTOR BOND.  1.55%          B          $27.96      2,141
MULTIMANAGER MULTI-SECTOR BOND.  1.60%          B          $27.61      1,548
MULTIMANAGER MULTI-SECTOR BOND.  1.65%          B          $11.06      9,077
MULTIMANAGER MULTI-SECTOR BOND.  1.70%          B          $26.92        628
MULTIMANAGER MULTI-SECTOR BOND.  1.80%          B          $26.24          9
MULTIMANAGER MULTI-SECTOR BOND.  1.90%          B          $25.58         --

MULTIMANAGER SMALL CAP GROWTH..  0.50%          B          $ 7.99         --
MULTIMANAGER SMALL CAP GROWTH..  0.95%          B          $ 7.53         --
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B          $ 7.28        574
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B          $ 7.23      3,135
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B          $ 4.14      7,121
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B          $ 7.14        247
MULTIMANAGER SMALL CAP GROWTH..  1.40%          B          $ 7.09      1,141
MULTIMANAGER SMALL CAP GROWTH..  1.50%          B          $ 7.00      4,697
MULTIMANAGER SMALL CAP GROWTH..  1.55%          B          $ 6.95      4,125
MULTIMANAGER SMALL CAP GROWTH..  1.60%          B          $ 6.91        332
MULTIMANAGER SMALL CAP GROWTH..  1.65%          B          $ 6.86      6,318
MULTIMANAGER SMALL CAP GROWTH..  1.70%          B          $ 6.81        584
MULTIMANAGER SMALL CAP GROWTH..  1.80%          B          $ 6.72         --
MULTIMANAGER SMALL CAP GROWTH..  1.90%          B          $ 6.64         --

MULTIMANAGER SMALL CAP VALUE...  0.50%          B          $16.62         --
MULTIMANAGER SMALL CAP VALUE...  0.95%          B          $15.60          2
MULTIMANAGER SMALL CAP VALUE...  1.20%          B          $15.06      3,004
MULTIMANAGER SMALL CAP VALUE...  1.25%          B          $11.30      4,283
MULTIMANAGER SMALL CAP VALUE...  1.30%          B          $11.22      1,461
MULTIMANAGER SMALL CAP VALUE...  1.35%          B          $14.74      1,462
MULTIMANAGER SMALL CAP VALUE...  1.40%          B          $14.64      3,993
MULTIMANAGER SMALL CAP VALUE...  1.50%          B          $11.07      5,570
MULTIMANAGER SMALL CAP VALUE...  1.55%          B          $14.33      1,633
MULTIMANAGER SMALL CAP VALUE...  1.60%          B          $14.23      1,988
MULTIMANAGER SMALL CAP VALUE...  1.65%          B          $10.93      5,025
MULTIMANAGER SMALL CAP VALUE...  1.70%          B          $14.03        494
MULTIMANAGER SMALL CAP VALUE...  1.80%          B          $13.83         20
MULTIMANAGER SMALL CAP VALUE...  1.90%          B          $13.63          4

MULTIMANAGER TECHNOLOGY........  0.50%          B          $11.98         --
MULTIMANAGER TECHNOLOGY........  0.95%          B          $11.45         10
MULTIMANAGER TECHNOLOGY........  1.20%          B          $11.16      1,743
MULTIMANAGER TECHNOLOGY........  1.25%          B          $12.99      2,540
MULTIMANAGER TECHNOLOGY........  1.30%          B          $12.92      3,374
MULTIMANAGER TECHNOLOGY........  1.35%          B          $11.00        491
MULTIMANAGER TECHNOLOGY........  1.40%          B          $10.94      4,121
MULTIMANAGER TECHNOLOGY........  1.50%          B          $12.72      5,143
MULTIMANAGER TECHNOLOGY........  1.55%          B          $10.78      5,030
MULTIMANAGER TECHNOLOGY........  1.60%          B          $10.72      1,668
MULTIMANAGER TECHNOLOGY........  1.65%          B          $12.56      5,819
MULTIMANAGER TECHNOLOGY........  1.70%          B          $10.61        579
MULTIMANAGER TECHNOLOGY........  1.80%          B          $10.50         13
MULTIMANAGER TECHNOLOGY........  1.90%          B          $10.40         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------

MUTUAL SHARES SECURITIES FUND.........................  0.65%       CLASS 2       $10.00         --
MUTUAL SHARES SECURITIES FUND.........................  1.30%       CLASS 2       $10.49        322
MUTUAL SHARES SECURITIES FUND.........................  1.55%       CLASS 2       $10.44         62
MUTUAL SHARES SECURITIES FUND.........................  1.65%       CLASS 2       $10.42        131
MUTUAL SHARES SECURITIES FUND.........................  1.70%       CLASS 2       $10.40         24

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.65%    ADVISOR CLASS    $ 9.53         --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.30%    ADVISOR CLASS    $11.83        499
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.55%    ADVISOR CLASS    $11.77         69
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.65%    ADVISOR CLASS    $11.74        269
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.70%    ADVISOR CLASS    $11.73         63

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  0.65%    ADVISOR CLASS    $10.07          1
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.30%    ADVISOR CLASS    $11.65        398
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.55%    ADVISOR CLASS    $11.59        105
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.65%    ADVISOR CLASS    $11.56        270
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.70%    ADVISOR CLASS    $11.55         61

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.65%    ADVISOR CLASS    $10.60          1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.30%    ADVISOR CLASS    $11.71      1,444
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.55%    ADVISOR CLASS    $11.65        242
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.65%    ADVISOR CLASS    $11.63        967
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.70%    ADVISOR CLASS    $11.61        265

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.65%    ADVISOR CLASS    $10.01          8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.30%    ADVISOR CLASS    $10.87      2,557
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.55%    ADVISOR CLASS    $10.82        460
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.65%    ADVISOR CLASS    $10.79      1,675
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.70%    ADVISOR CLASS    $10.78        477

PROFUND VP BEAR.......................................  0.65%    COMMON SHARES    $ 8.71         --
PROFUND VP BEAR.......................................  1.30%    COMMON SHARES    $ 7.05         67
PROFUND VP BEAR.......................................  1.55%    COMMON SHARES    $ 7.02         17
PROFUND VP BEAR.......................................  1.65%    COMMON SHARES    $ 7.00         32
PROFUND VP BEAR.......................................  1.70%    COMMON SHARES    $ 6.99          2

PROFUND VP BIOTECHNOLOGY..............................  0.65%    COMMON SHARES    $10.53         --
PROFUND VP BIOTECHNOLOGY..............................  1.30%    COMMON SHARES    $11.01        108
PROFUND VP BIOTECHNOLOGY..............................  1.55%    COMMON SHARES    $10.95         32
PROFUND VP BIOTECHNOLOGY..............................  1.65%    COMMON SHARES    $10.92         52
PROFUND VP BIOTECHNOLOGY..............................  1.70%    COMMON SHARES    $10.91          3

RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  0.65%    COMMON SHARES    $ 9.65         --
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.30%    COMMON SHARES    $ 9.50         19
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.55%    COMMON SHARES    $ 9.48          2
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.65%    COMMON SHARES    $ 9.47         17

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.70%   COMMON SHARES     $ 9.47          1

RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  0.65%   COMMON SHARES     $ 9.19         --
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.30%   COMMON SHARES     $ 8.98         20
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.55%   COMMON SHARES     $ 8.96          4
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.65%   COMMON SHARES     $ 8.96         16
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.70%   COMMON SHARES     $ 8.95          1

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  0.65%      CLASS II       $11.53         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.30%      CLASS II       $13.06        242
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.55%      CLASS II       $12.99         84
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.65%      CLASS II       $12.96         88
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.70%      CLASS II       $12.95          6

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  0.65%      CLASS 2        $ 8.29         --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.30%      CLASS 2        $ 9.93        286
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.55%      CLASS 2        $ 9.87         64
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.65%      CLASS 2        $ 9.85        123
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.70%      CLASS 2        $ 9.84          5

TEMPLETON FOREIGN SECURITIES FUND.....................  0.65%      CLASS 2        $ 8.78          1
TEMPLETON FOREIGN SECURITIES FUND.....................  1.30%      CLASS 2        $ 9.51        276
TEMPLETON FOREIGN SECURITIES FUND.....................  1.55%      CLASS 2        $ 9.46         32
TEMPLETON FOREIGN SECURITIES FUND.....................  1.65%      CLASS 2        $ 9.44        144
TEMPLETON FOREIGN SECURITIES FUND.....................  1.70%      CLASS 2        $ 9.43         64

TEMPLETON GLOBAL BOND SECURITIES FUND.................  0.65%      CLASS 2        $ 9.76          4
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.30%      CLASS 2        $11.11      2,065
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.55%      CLASS 2        $11.05        431
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.65%      CLASS 2        $11.03      1,225
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.70%      CLASS 2        $11.01        221

TEMPLETON GROWTH SECURITIES FUND......................  0.65%      CLASS 2        $ 9.22         --
TEMPLETON GROWTH SECURITIES FUND......................  1.30%      CLASS 2        $ 9.46         62
TEMPLETON GROWTH SECURITIES FUND......................  1.55%      CLASS 2        $ 9.41          8
TEMPLETON GROWTH SECURITIES FUND......................  1.65%      CLASS 2        $ 9.39         25
TEMPLETON GROWTH SECURITIES FUND......................  1.70%      CLASS 2        $ 9.38          2

VAN ECK VIP GLOBAL HARD ASSETS FUND...................  0.65%   CLASS S SHARES    $ 9.16         --
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.30%   CLASS S SHARES    $10.76        873
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.55%   CLASS S SHARES    $10.70        187
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.65%   CLASS S SHARES    $10.68        391
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.70%   CLASS S SHARES    $10.66         72

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                    ALLIANCEBERNSTEIN
                                                                                ALLIANCEBERNSTEIN   VPS INTERNATIONAL
                                                                    ALL ASSET  VPS BALANCED WEALTH       GROWTH
                                                                   ALLOCATION* STRATEGY PORTFOLIO**    PORTFOLIO**
                                                                   ----------- -------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  67,982       $  36,297           $  79,530
  Expenses:
   Less: Asset-based charges......................................     42,104          25,686              43,095
                                                                    ---------       ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................     25,878          10,611              36,435
                                                                    ---------       ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     74,959          60,811              39,912
   Realized gain distribution from The Trusts.....................     93,773              --                  --
                                                                    ---------       ---------           ---------
  Net realized gain (loss)........................................    168,732          60,811              39,912
                                                                    ---------       ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.   (415,166)       (127,670)           (689,783)
                                                                    ---------       ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (246,434)        (66,859)           (649,871)
                                                                    ---------       ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(220,556)      $ (56,248)          $(613,436)
                                                                    =========       =========           =========

                                                                   AMERICAN CENTURY
                                                                   VP LARGE COMPANY
                                                                      VALUE FUND
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $11,736
  Expenses:
   Less: Asset-based charges......................................      10,465
                                                                       -------

NET INVESTMENT INCOME (LOSS)......................................       1,271
                                                                       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       9,333
   Realized gain distribution from The Trusts.....................          --
                                                                       -------
  Net realized gain (loss)........................................       9,333
                                                                       -------

  Change in unrealized appreciation (depreciation) of investments.      (6,119)
                                                                       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       3,214
                                                                       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 4,485
                                                                       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of AllianceBerstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AMERICAN CENTURY
                                                                   VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED  AXA CONSERVATIVE
                                                                         FUND        ALLOCATION*    STRATEGY*      ALLOCATION*
                                                                   ---------------- -------------- ------------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  61,911     $  36,348,102  $  9,727,193    $ 33,666,752
  Expenses:
   Less: Asset-based charges......................................       67,179        44,185,508     9,824,399      29,153,808
                                                                      ---------     -------------  ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       (5,268)       (7,837,406)      (97,206)      4,512,944
                                                                      ---------     -------------  ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       27,997      (202,449,992)    2,747,033      30,305,674
   Realized gain distribution from The Trusts.....................       91,450        70,060,454    11,142,077      39,499,723
                                                                      ---------     -------------  ------------    ------------
  Net realized gain (loss)........................................      119,447      (132,389,538)   13,889,110      69,805,397
                                                                      ---------     -------------  ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.     (220,563)     (120,967,030)  (44,102,675)    (67,785,829)
                                                                      ---------     -------------  ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (101,116)     (253,356,568)  (30,213,565)      2,019,568
                                                                      ---------     -------------  ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(106,384)    $(261,193,974) $(30,310,771)   $  6,532,512
                                                                      =========     =============  ============    ============

                                                                   AXA CONSERVATIVE
                                                                   GROWTH STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  5,434,513
  Expenses:
   Less: Asset-based charges......................................      5,280,635
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................        153,878
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,287,000
   Realized gain distribution from The Trusts.....................      6,176,398
                                                                     ------------
  Net realized gain (loss)........................................      8,463,398
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (20,308,190)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (11,844,792)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(11,690,914)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AXA CONSERVATIVE AXA CONSERVATIVE-  AXA GROWTH
                                                                      STRATEGY*     PLUS ALLOCATION*   STRATEGY*
                                                                   ---------------- ----------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 4,071,195      $ 25,796,280    $  8,628,171
  Expenses:
   Less: Asset-based charges......................................     3,382,404        25,626,649       9,762,408
                                                                     -----------      ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       688,791           169,631      (1,134,237)
                                                                     -----------      ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,348,200       (44,172,600)      4,219,116
   Realized gain distribution from The Trusts.....................     3,446,928        39,305,304      10,746,535
                                                                     -----------      ------------    ------------
  Net realized gain (loss)........................................     4,795,128        (4,867,296)     14,965,651
                                                                     -----------      ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.    (7,823,887)      (32,019,775)    (57,312,397)
                                                                     -----------      ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (3,028,759)      (36,887,071)    (42,346,746)
                                                                     -----------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,339,968)     $(36,717,440)   $(43,480,983)
                                                                     ===========      ============    ============

                                                                    AXA MODERATE
                                                                    ALLOCATION*
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 106,775,882
  Expenses:
   Less: Asset-based charges......................................   107,688,180
                                                                   -------------

NET INVESTMENT INCOME (LOSS)......................................      (912,298)
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (159,533,658)
   Realized gain distribution from The Trusts.....................   169,824,239
                                                                   -------------
  Net realized gain (loss)........................................    10,290,581
                                                                   -------------

  Change in unrealized appreciation (depreciation) of investments.  (282,428,494)
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (272,137,913)
                                                                   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(273,050,211)
                                                                   =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                     AXA MODERATE   AXA MODERATE-PLUS AXA TACTICAL  AXA TACTICAL
                                                                   GROWTH STRATEGY*    ALLOCATION*    MANAGER 2000* MANAGER 400*
                                                                   ---------------- ----------------- ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  23,877,693     $ 143,471,645    $    11,717  $    16,748
  Expenses:
   Less: Asset-based charges......................................     25,929,571       157,703,677        532,586      489,036
                                                                    -------------     -------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,051,878)      (14,232,032)      (520,869)    (472,288)
                                                                    -------------     -------------    -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,300,032      (319,952,106)       250,936      327,431
   Realized gain distribution from The Trusts.....................     28,941,086       261,455,277        871,988      816,577
                                                                    -------------     -------------    -----------  -----------
  Net realized gain (loss)........................................     34,241,118       (58,496,829)     1,122,924    1,144,008
                                                                    -------------     -------------    -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   (136,025,864)     (591,443,510)    (5,274,245)  (4,474,436)
                                                                    -------------     -------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (101,784,746)     (649,940,339)    (4,151,321)  (3,330,428)
                                                                    -------------     -------------    -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(103,836,624)    $(664,172,371)   $(4,672,190) $(3,802,716)
                                                                    =============     =============    ===========  ===========

                                                                   AXA TACTICAL
                                                                   MANAGER 500*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   473,878
  Expenses:
   Less: Asset-based charges......................................   1,143,183
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................    (669,305)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     616,378
   Realized gain distribution from The Trusts.....................   1,152,643
                                                                   -----------
  Net realized gain (loss)........................................   1,769,021
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  (5,874,420)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (4,105,399)
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(4,774,704)
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    AXA TACTICAL    AXA ULTRA   BLACKROCK GLOBAL BLACKROCK LARGE
                                                                      MANAGER     CONSERVATIVE  ALLOCATION V.I.  CAP GROWTH V.I.
                                                                   INTERNATIONAL* STRATEGY* (1)       FUND            FUND
                                                                   -------------- ------------- ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,148,283      $ 441       $   821,911       $  34,195
  Expenses:
   Less: Asset-based charges......................................       896,466         13           381,220          51,605
                                                                    ------------      -----       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................       251,817        428           440,691         (17,410)
                                                                    ------------      -----       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       204,596       (101)          326,724         173,446
   Realized gain distribution from The Trusts.....................       514,826         --           641,060          11,869
                                                                    ------------      -----       -----------       ---------
  Net realized gain (loss)........................................       719,422       (101)          967,784         185,315
                                                                    ------------      -----       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (13,913,157)       410        (2,940,562)       (303,852)
                                                                    ------------      -----       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (13,193,735)       309        (1,972,778)       (118,537)
                                                                    ------------      -----       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,941,918)     $ 737       $(1,532,087)      $(135,947)
                                                                    ============      =====       ===========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                                      DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                                     STRATEGIES* (1)     SMALL CAP GROWTH*        CORE*
                                                                   -------------------- -------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --           $         --      $    189,584
  Expenses:
   Less: Asset-based charges......................................         87,485              6,799,447         1,980,693
                                                                         --------           ------------      ------------

NET INVESTMENT INCOME (LOSS)......................................        (87,485)            (6,799,447)       (1,791,109)
                                                                         --------           ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          2,706              7,763,007         7,683,824
   Realized gain distribution from The Trusts.....................             --             19,021,302                --
                                                                         --------           ------------      ------------
  Net realized gain (loss)........................................          2,706             26,784,309         7,683,824
                                                                         --------           ------------      ------------

  Change in unrealized appreciation (depreciation) of investments.        315,296            (31,803,951)      (21,073,127)
                                                                         --------           ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        318,002             (5,019,642)      (13,389,303)
                                                                         --------           ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $230,517           $(11,819,089)     $(15,180,412)
                                                                         ========           ============      ============

                                                                                          EQ/BOSTON
                                                                      EQ/BLACKROCK     ADVISORS EQUITY
                                                                   BASIC VALUE EQUITY*     INCOME*
                                                                   ------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 10,995,739       $ 4,087,522
  Expenses:
   Less: Asset-based charges......................................      12,688,520         3,154,582
                                                                      ------------       -----------

NET INVESTMENT INCOME (LOSS)......................................      (1,692,781)          932,940
                                                                      ------------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (10,326,397)       (3,120,323)
   Realized gain distribution from The Trusts.....................              --                --
                                                                      ------------       -----------
  Net realized gain (loss)........................................     (10,326,397)       (3,120,323)
                                                                      ------------       -----------

  Change in unrealized appreciation (depreciation) of investments.     (29,669,224)       (1,073,746)
                                                                      ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (39,995,621)       (4,194,069)
                                                                      ------------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(41,688,402)      $(3,261,129)
                                                                      ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    EQ/CALVERT   EQ/CAPITAL
                                                                     SOCIALLY     GUARDIAN   EQ/COMMON STOCK EQ/CORE BOND
                                                                   RESPONSIBLE*  RESEARCH*       INDEX*         INDEX*
                                                                   ------------ -----------  --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   160,640  $ 6,177,742    $ 9,566,431   $ 21,547,607
  Expenses:
   Less: Asset-based charges......................................     665,170   12,664,250     11,098,640     16,571,218
                                                                   -----------  -----------    -----------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (504,530)  (6,486,508)    (1,532,209)     4,976,389
                                                                   -----------  -----------    -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------
  Net realized gain (loss)........................................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------

  Change in unrealized appreciation (depreciation) of investments.   1,597,626   22,319,299        330,310     48,809,618
                                                                   -----------  -----------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (175,921)  28,505,020     (4,319,172)    32,241,916
                                                                   -----------  -----------    -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  (680,451) $22,018,512    $(5,851,381)  $ 37,218,305
                                                                   ===========  ===========    ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/DAVIS NEW YORK                      EQ/EQUITY GROWTH
                                                                       VENTURE*      EQ/EQUITY 500 INDEX*      PLUS*
                                                                   ----------------- -------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  1,051,768        $17,782,006        $  3,031,275
  Expenses:
   Less: Asset-based charges......................................      5,132,787         17,847,583          17,341,731
                                                                     ------------        -----------        ------------

NET INVESTMENT INCOME (LOSS)......................................     (4,081,019)           (65,577)        (14,310,456)
                                                                     ------------        -----------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------
  Net realized gain (loss)........................................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------

  Change in unrealized appreciation (depreciation) of investments.    (11,388,354)         4,577,530         (70,046,530)
                                                                     ------------        -----------        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,390,632)         2,486,376         (70,510,261)
                                                                     ------------        -----------        ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(21,471,651)       $ 2,420,799        $(84,820,717)
                                                                     ============        ===========        ============

                                                                                     EQ/FRANKLIN
                                                                   EQ/FRANKLIN CORE   TEMPLETON
                                                                      BALANCED*      ALLOCATION*
                                                                   ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 18,235,475   $ 23,702,273
  Expenses:
   Less: Asset-based charges......................................      8,161,303     20,166,095
                                                                     ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     10,074,172      3,536,178
                                                                     ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------
  Net realized gain (loss)........................................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.     (2,954,998)   (44,944,292)
                                                                     ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,996,370)   (80,988,343)
                                                                     ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (7,922,198)  $(77,452,165)
                                                                     ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND
                                                                   AND ACQUISITIONS* COMPANY VALUE*     PLUS*
                                                                   ----------------- -------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   388,310     $    710,269   $16,872,152
  Expenses:
   Less: Asset-based charges......................................      3,025,072       12,751,838     7,480,495
                                                                      -----------     ------------   -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,636,762)     (12,041,569)    9,391,657
                                                                      -----------     ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,474,344       42,025,565    (5,804,095)
   Realized gain distribution from The Trusts.....................      7,532,520        8,970,134     1,738,176
                                                                      -----------     ------------   -----------
  Net realized gain (loss)........................................     10,006,864       50,995,699    (4,065,919)
                                                                      -----------     ------------   -----------

  Change in unrealized appreciation (depreciation) of investments.     (8,149,018)     (83,945,249)    8,494,958
                                                                      -----------     ------------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      1,857,846      (32,949,550)    4,429,039
                                                                      -----------     ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $  (778,916)    $(44,991,119)  $13,820,696
                                                                      ===========     ============   ===========

                                                                   EQ/GLOBAL MULTI-
                                                                    SECTOR EQUITY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  17,388,820
  Expenses:
   Less: Asset-based charges......................................     15,074,981
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................      2,313,839
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (62,532,210)
   Realized gain distribution from The Trusts.....................             --
                                                                    -------------
  Net realized gain (loss)........................................    (62,532,210)
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.    (78,779,171)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (141,311,381)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(138,997,542)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*     EQUITY INDEX*
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 1,736,271    $  19,694,977     $ 17,012,312
  Expenses:
   Less: Asset-based charges......................................     5,867,231       10,749,866        9,018,641
                                                                     -----------    -------------     ------------

NET INVESTMENT INCOME (LOSS)......................................    (4,130,960)       8,945,111        7,993,671
                                                                     -----------    -------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     4,490,968      (30,871,558)     (64,998,237)
   Realized gain distribution from The Trusts.....................            --               --               --
                                                                     -----------    -------------     ------------
  Net realized gain (loss)........................................     4,490,968      (30,871,558)     (64,998,237)
                                                                     -----------    -------------     ------------

  Change in unrealized appreciation (depreciation) of investments.    14,122,971     (114,393,240)     (25,254,165)
                                                                     -----------    -------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    18,613,939     (145,264,798)     (90,252,402)
                                                                     -----------    -------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $14,482,979    $(136,319,687)    $(82,258,731)
                                                                     ===========    =============     ============

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                         ETF*         VALUE PLUS*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 105,110      $  12,875,876
  Expenses:
   Less: Asset-based charges......................................       29,542          9,820,773
                                                                      ---------      -------------

NET INVESTMENT INCOME (LOSS)......................................       75,568          3,055,103
                                                                      ---------      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (26,226)       (42,789,971)
   Realized gain distribution from The Trusts.....................      171,292                 --
                                                                      ---------      -------------
  Net realized gain (loss)........................................      145,066        (42,789,971)
                                                                      ---------      -------------

  Change in unrealized appreciation (depreciation) of investments.     (868,083)       (78,839,087)
                                                                      ---------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (723,017)      (121,629,058)
                                                                      ---------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(647,449)     $(118,573,955)
                                                                      =========      =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/JPMORGAN VALUE EQ/LARGE CAP CORE EQ/LARGE CAP
                                                                    OPPORTUNITIES*         PLUS*       GROWTH INDEX*
                                                                   ----------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,752,926       $ 1,528,227     $ 2,967,789
  Expenses:
   Less: Asset-based charges......................................      3,843,077         2,177,768       4,966,484
                                                                     ------------       -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................     (1,090,151)         (649,541)     (1,998,695)
                                                                     ------------       -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,541,764)       (3,482,796)     13,613,801
   Realized gain distribution from The Trusts.....................             --         4,508,554              --
                                                                     ------------       -----------     -----------
  Net realized gain (loss)........................................     (7,541,764)        1,025,758      13,613,801
                                                                     ------------       -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.     (9,451,943)       (8,429,082)     (8,197,628)
                                                                     ------------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (16,993,707)       (7,403,324)      5,416,173
                                                                     ------------       -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(18,083,858)      $(8,052,865)    $ 3,417,478
                                                                     ============       ===========     ===========

                                                                   EQ/LARGE CAP
                                                                   GROWTH PLUS*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  2,180,639
  Expenses:
   Less: Asset-based charges......................................    6,376,937
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   (4,196,298)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    4,638,185
   Realized gain distribution from The Trusts.....................           --
                                                                   ------------
  Net realized gain (loss)........................................    4,638,185
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.  (29,171,977)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (24,533,792)
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(28,730,090)
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                                  EQ/MFS
                                                                   EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                                   VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                                   ------------  ------------  --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  3,696,841  $ 11,944,760   $  1,353,188   $  2,373,497
  Expenses:
   Less: Asset-based charges......................................    3,093,525    15,667,458      2,909,015      5,530,338
                                                                   ------------  ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      603,316    (3,722,698)    (1,555,827)    (3,156,841)
                                                                   ------------  ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,677,009)  (65,119,242)    12,278,772      5,048,933
   Realized gain distribution from The Trusts.....................           --            --             --      9,686,224
                                                                   ------------  ------------   ------------   ------------
  Net realized gain (loss)........................................  (22,677,009)  (65,119,242)    12,278,772     14,735,157
                                                                   ------------  ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.   23,174,305     1,633,641    (31,951,329)   (57,122,173)
                                                                   ------------  ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      497,296   (63,485,601)   (19,672,557)   (42,387,016)
                                                                   ------------  ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  1,100,612  $(67,208,299)  $(21,228,384)  $(45,543,857)
                                                                   ============  ============   ============   ============


                                                                   EQ/MID CAP INDEX*
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  4,289,788
  Expenses:
   Less: Asset-based charges......................................     10,225,398
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (5,935,610)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (26,940,767)
   Realized gain distribution from The Trusts.....................             --
                                                                     ------------
  Net realized gain (loss)........................................    (26,940,767)
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.      8,939,264
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (18,001,503)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,937,113)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   EQ/MID CAP VALUE                    EQ/MONTAG &
                                                                        PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   8,668,730     $    85,397      $   841,769
  Expenses:
   Less: Asset-based charges......................................     15,179,374       9,726,299        2,396,251
                                                                    -------------     -----------      -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,510,644)     (9,640,902)      (1,554,482)
                                                                    -------------     -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (57,064,876)         (5,664)       4,604,786
   Realized gain distribution from The Trusts.....................             --              --               --
                                                                    -------------     -----------      -----------
  Net realized gain (loss)........................................    (57,064,876)         (5,664)       4,604,786
                                                                    -------------     -----------      -----------

  Change in unrealized appreciation (depreciation) of investments.    (45,450,648)        (82,757)        (729,842)
                                                                    -------------     -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (102,515,524)        (88,421)       3,874,944
                                                                    -------------     -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(109,026,168)    $(9,729,323)     $ 2,320,462
                                                                    =============     ===========      ===========

                                                                      EQ/MORGAN
                                                                   STANLEY MID CAP
                                                                       GROWTH*
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   1,594,336
  Expenses:
   Less: Asset-based charges......................................      9,495,903
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................     (7,901,567)
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     37,094,114
   Realized gain distribution from The Trusts.....................     44,433,000
                                                                    -------------
  Net realized gain (loss)........................................     81,527,114
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.   (132,852,052)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (51,324,938)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ (59,226,505)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND
                                                                     CAP EQUITY*      GLOBAL*      SHORT BOND*        PLUS*
                                                                   --------------- -------------- -------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,942,721    $  2,249,548   $  6,163,431   $ 12,591,434
  Expenses:
   Less: Asset-based charges......................................     3,251,983       4,295,683     18,244,721      7,945,580
                                                                    ------------    ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (1,309,262)     (2,046,135)   (12,081,290)     4,645,854
                                                                    ------------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
   Realized gain distribution from The Trusts.....................            --              --             --             --
                                                                    ------------    ------------   ------------   ------------

  Net realized gain (loss)........................................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
                                                                    ------------    ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (1,353,986)    (37,740,991)     4,551,855      6,355,955
                                                                    ------------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (10,881,274)    (31,475,912)    (8,417,966)    (5,910,164)
                                                                    ------------    ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,190,536)   $(33,522,047)  $(20,499,256)  $ (1,264,310)
                                                                    ============    ============   ============   ============

                                                                   EQ/SMALL COMPANY
                                                                        INDEX*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,129,654
  Expenses:
   Less: Asset-based charges......................................      6,976,379
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,846,725)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,787,721)
   Realized gain distribution from The Trusts.....................     39,965,493
                                                                     ------------

  Net realized gain (loss)........................................     33,177,772
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (54,463,263)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (21,285,491)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(25,132,216)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN
                                                                    GROWTH STOCK*   GLOBAL EQUITY*     INCOME*       COMSTOCK*
                                                                   ---------------- -------------- --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --    $  3,355,124    $   563,466    $ 3,404,968
  Expenses:
   Less: Asset-based charges......................................      6,118,796       2,841,635      1,033,994      3,710,076
                                                                     ------------    ------------    -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,118,796)        513,489       (470,528)      (305,108)
                                                                     ------------    ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------
  Net realized gain (loss)........................................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (13,360,596)    (11,497,469)    (2,235,090)    (6,069,576)
                                                                     ------------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (8,198,073)    (18,774,752)    (2,473,150)    (9,050,916)
                                                                     ------------    ------------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(14,316,869)   $(18,261,263)   $(2,943,678)   $(9,356,024)
                                                                     ============    ============    ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                  FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                   EQ/WELLS FARGO    MANAGER: GROWTH     CONTRAFUND(R)
                                                                   OMEGA GROWTH*        PORTFOLIO          PORTFOLIO
                                                                   -------------- --------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $         --        $  11,862         $   188,432
  Expenses:
   Less: Asset-based charges......................................     7,144,859           12,490             273,729
                                                                    ------------        ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................    (7,144,859)            (628)            (85,297)
                                                                    ------------        ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    19,773,629           43,442             225,994
   Realized gain distribution from The Trusts.....................     8,549,967            1,720                  --
                                                                    ------------        ---------         -----------

  Net realized gain (loss)........................................    28,323,596           45,162             225,994
                                                                    ------------        ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.   (63,334,553)        (112,308)         (1,214,510)
                                                                    ------------        ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (35,010,957)         (67,146)           (988,516)
                                                                    ------------        ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(42,155,816)       $ (67,774)        $(1,073,813)
                                                                    ============        =========         ===========

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2015    FREEDOM 2020
                                                                    PORTFOLIO (1)   PORTFOLIO (1)
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  8,337        $  9,119
  Expenses:
   Less: Asset-based charges......................................       4,223           2,365
                                                                      --------        --------

NET INVESTMENT INCOME (LOSS)......................................       4,114           6,754
                                                                      --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (8,857)           (127)
   Realized gain distribution from The Trusts.....................       2,293           1,745
                                                                      --------        --------

  Net realized gain (loss)........................................      (6,564)          1,618
                                                                      --------        --------

  Change in unrealized appreciation (depreciation) of investments.     (16,617)        (21,546)
                                                                      --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (23,181)        (19,928)
                                                                      --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(19,067)       $(13,174)
                                                                      ========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2025    FREEDOM 2030   FIDELITY(R) VIP MID
                                                                    PORTFOLIO (1)   PORTFOLIO (1)     CAP PORTFOLIO
                                                                   --------------- --------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 2,224         $ 3,254         $     2,446
  Expenses:
   Less: Asset-based charges......................................         493             989             125,407
                                                                       -------         -------         -----------

NET INVESTMENT INCOME (LOSS)......................................       1,731           2,265            (122,961)
                                                                       -------         -------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (314)           (200)            155,929
   Realized gain distribution from The Trusts.....................         382             508              19,215
                                                                       -------         -------         -----------
  Net realized gain (loss)........................................          68             308             175,144
                                                                       -------         -------         -----------

  Change in unrealized appreciation (depreciation) of investments.      (3,736)         (9,714)         (1,409,604)
                                                                       -------         -------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (3,668)         (9,406)         (1,234,460)
                                                                       -------         -------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,937)        $(7,141)        $(1,357,421)
                                                                       =======         =======         ===========

                                                                   FIDELITY(R) VIP
                                                                   STRATEGIC INCOME
                                                                      PORTFOLIO
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 659,950
  Expenses:
   Less: Asset-based charges......................................      173,422
                                                                      ---------

NET INVESTMENT INCOME (LOSS)......................................      486,528
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       35,553
   Realized gain distribution from The Trusts.....................      308,126
                                                                      ---------
  Net realized gain (loss)........................................      343,679
                                                                      ---------

  Change in unrealized appreciation (depreciation) of investments.     (609,688)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (266,009)
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 220,519
                                                                      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                         FRANKLIN
                                                                                   FRANKLIN STRATEGIC  TEMPLETON VIP
                                                                   FRANKLIN INCOME INCOME SECURITIES  FOUNDING FUNDS
                                                                   SECURITIES FUND        FUND        ALLOCATION FUND
                                                                   --------------- ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 306,197        $ 482,649         $    208
  Expenses:
   Less: Asset-based charges......................................       81,966          125,331           20,996
                                                                      ---------        ---------         --------

NET INVESTMENT INCOME (LOSS)......................................      224,231          357,318          (20,788)
                                                                      ---------        ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Net realized gain (loss)........................................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Change in unrealized appreciation (depreciation) of investments.     (324,383)        (375,251)         (46,150)
                                                                      ---------        ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (301,314)        (362,953)         (23,868)
                                                                      ---------        ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ (77,083)       $  (5,635)        $(44,656)
                                                                      =========        =========         ========

                                                                                       INVESCO V.I.
                                                                   GOLDMAN SACHS VIT  DIVIDEND GROWTH
                                                                   MID CAP VALUE FUND      FUND
                                                                   ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  36,964         $     --
  Expenses:
   Less: Asset-based charges......................................        70,387           10,444
                                                                       ---------         --------

NET INVESTMENT INCOME (LOSS)......................................       (33,423)         (10,444)
                                                                       ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        97,623           (7,901)
                                                                       ---------         --------

  Net realized gain (loss)........................................        97,623           (7,901)
                                                                       ---------         --------

  Change in unrealized appreciation (depreciation) of investments.      (571,636)          21,913
                                                                       ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (474,013)          14,012
                                                                       ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(507,436)        $  3,568
                                                                       =========         ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                         INVESCO V.I.
                                                                   INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL
                                                                    REAL ESTATE FUND    YIELD FUND (1)    GROWTH FUND
                                                                   ------------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   565,334         $ 10,413        $  68,025
  Expenses:
   Less: Asset-based charges......................................         170,737           10,654          102,777
                                                                       -----------         --------        ---------

NET INVESTMENT INCOME (LOSS)......................................         394,597             (241)         (34,752)
                                                                       -----------         --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------
  Net realized gain (loss)........................................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------

  Change in unrealized appreciation (depreciation) of investments.      (1,767,798)         (19,663)        (919,864)
                                                                       -----------         --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,719,819)         (27,924)        (765,262)
                                                                       -----------         --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,325,222)        $(28,165)       $(800,014)
                                                                       ===========         ========        =========

                                                                   INVESCO V.I. LEISURE
                                                                           FUND
                                                                   --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $  1,112
  Expenses:
   Less: Asset-based charges......................................          3,557
                                                                         --------

NET INVESTMENT INCOME (LOSS)......................................         (2,445)
                                                                         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          3,549
                                                                         --------
  Net realized gain (loss)........................................          3,549
                                                                         --------

  Change in unrealized appreciation (depreciation) of investments.        (23,427)
                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (19,878)
                                                                         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(22,323)
                                                                         ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   INVESCO V.I. MID CAP INVESCO V.I. SMALL IVY FUNDS VIP ASSET
                                                                     CORE EQUITY FUND    CAP EQUITY FUND        STRATEGY
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   2,192           $      --           $  12,023
  Expenses:
   Less: Asset-based charges......................................         30,643              26,281              40,574
                                                                        ---------           ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................        (28,451)            (26,281)            (28,551)
                                                                        ---------           ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Net realized gain (loss)........................................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.       (225,536)           (141,658)           (429,100)
                                                                        ---------           ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (196,496)           (103,749)           (555,708)
                                                                        ---------           ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(224,947)          $(130,030)          $(584,259)
                                                                        =========           =========           =========

                                                                   IVY FUNDS VIP
                                                                     DIVIDEND    IVY FUNDS VIP
                                                                   OPPORTUNITIES  ENERGY (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  63,762    $        --
  Expenses:
   Less: Asset-based charges......................................      93,714         90,890
                                                                     ---------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (29,952)       (90,890)
                                                                     ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     205,863        213,470
                                                                     ---------    -----------

  Net realized gain (loss)........................................     205,863        213,470
                                                                     ---------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (653,300)    (1,132,222)
                                                                     ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (447,437)      (918,752)
                                                                     ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(477,389)   $(1,009,642)
                                                                     =========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   IVY FUNDS VIP
                                                                   GLOBAL NATURAL IVY FUNDS VIP HIGH IVY FUNDS VIP MID
                                                                     RESOURCES          INCOME          CAP GROWTH
                                                                   -------------- ------------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $        --       $1,043,038         $ 255,712
  Expenses:
   Less: Asset-based charges......................................      106,349          240,989           121,078
                                                                    -----------       ----------         ---------

NET INVESTMENT INCOME (LOSS)......................................     (106,349)         802,049           134,634
                                                                    -----------       ----------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------
  Net realized gain (loss)........................................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------

  Change in unrealized appreciation (depreciation) of investments.   (2,254,071)        (491,371)         (934,920)
                                                                    -----------       ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (2,060,385)        (363,020)         (609,540)
                                                                    -----------       ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(2,166,734)      $  439,029         $(474,906)
                                                                    ===========       ==========         =========

                                                                   IVY FUNDS VIP
                                                                    SCIENCE AND
                                                                    TECHNOLOGY
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 176,747
  Expenses:
   Less: Asset-based charges......................................      77,416
                                                                     ---------

NET INVESTMENT INCOME (LOSS)......................................      99,331
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     110,943
                                                                     ---------
  Net realized gain (loss)........................................     110,943
                                                                     ---------

  Change in unrealized appreciation (depreciation) of investments.    (883,390)
                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (772,447)
                                                                     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(673,116)
                                                                     =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                       LAZARD RETIREMENT LORD ABBETT BOND
                                                                   IVY FUNDS VIP SMALL EMERGING MARKETS     DEBENTURE
                                                                       CAP GROWTH      EQUITY PORTFOLIO   PORTFOLIO (1)
                                                                   ------------------- ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  42,269         $   590,251        $ 41,063
  Expenses:
   Less: Asset-based charges......................................         74,484             322,054           3,652
                                                                        ---------         -----------        --------

NET INVESTMENT INCOME (LOSS)......................................        (32,215)            268,197          37,411
                                                                        ---------         -----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        214,618             161,512            (707)
   Realized gain distribution from The Trusts.....................             --                  --           5,141
                                                                        ---------         -----------        --------

  Net realized gain (loss)........................................        214,618             161,512           4,434
                                                                        ---------         -----------        --------

  Change in unrealized appreciation (depreciation) of investments.       (982,628)         (5,462,153)        (35,129)
                                                                        ---------         -----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (768,010)         (5,300,641)        (30,695)
                                                                        ---------         -----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(800,225)        $(5,032,444)       $  6,716
                                                                        =========         ===========        ========

                                                                                  LORD ABBETT
                                                                    LORD ABBETT     GROWTH
                                                                   CLASSIC STOCK OPPORTUNITIES
                                                                   PORTFOLIO (1) PORTFOLIO (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  7,678      $      --
  Expenses:
   Less: Asset-based charges......................................      5,890          4,031
                                                                     --------      ---------

NET INVESTMENT INCOME (LOSS)......................................      1,788         (4,031)
                                                                     --------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,765)        (8,842)
   Realized gain distribution from The Trusts.....................         --        132,390
                                                                     --------      ---------

  Net realized gain (loss)........................................     (7,765)       123,548
                                                                     --------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (36,546)      (181,899)
                                                                     --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (44,311)       (58,351)
                                                                     --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(42,523)     $ (62,382)
                                                                     ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                       MFS(R)      MFS(R) INVESTORS
                                                                    INTERNATIONAL    GROWTH STOCK   MFS(R) INVESTORS
                                                                   VALUE PORTFOLIO      SERIES        TRUST SERIES
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 125,843       $   7,018        $  17,641
  Expenses:
   Less: Asset-based charges......................................      145,706          39,618           29,743
                                                                      ---------       ---------        ---------

NET INVESTMENT INCOME (LOSS)......................................      (19,863)        (32,600)         (12,102)
                                                                      ---------       ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------
  Net realized gain (loss)........................................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------

  Change in unrealized appreciation (depreciation) of investments.     (629,382)       (200,709)        (141,875)
                                                                      ---------       ---------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (514,644)        (22,815)        (105,424)
                                                                      ---------       ---------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(534,507)      $ (55,415)       $(117,526)
                                                                      =========       =========        =========

                                                                   MFS(R) TECHNOLOGY
                                                                       PORTFOLIO
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $      --
  Expenses:
   Less: Asset-based charges......................................        41,075
                                                                       ---------

NET INVESTMENT INCOME (LOSS)......................................       (41,075)
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       149,913
                                                                       ---------
  Net realized gain (loss)........................................       149,913
                                                                       ---------

  Change in unrealized appreciation (depreciation) of investments.      (165,255)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (15,342)
                                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ (56,417)
                                                                       =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                                        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                                   ---------------- ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $103,094        $         18    $ 30,849,763
  Expenses:
   Less: Asset-based charges......................................       47,213           7,884,793      17,533,070
                                                                       --------        ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       55,881          (7,884,775)     13,316,693
                                                                       --------        ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      101,998             565,834      15,768,005
   Realized gain distribution from The Trusts.....................           --                  --      43,917,941
                                                                       --------        ------------    ------------

  Net realized gain (loss)........................................      101,998             565,834      59,685,946
                                                                       --------        ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.      (12,899)        (31,253,911)    (24,544,791)
                                                                       --------        ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       89,099         (30,688,077)     35,141,155
                                                                       --------        ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $144,980        $(38,572,852)   $ 48,457,848
                                                                       ========        ============    ============

                                                                   MULTIMANAGER   MULTIMANAGER
                                                                   INTERNATIONAL LARGE CAP CORE
                                                                      EQUITY*       EQUITY*
                                                                   ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  6,539,492   $    437,297
  Expenses:
   Less: Asset-based charges......................................    5,948,898      2,087,697
                                                                   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      590,594     (1,650,400)
                                                                   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,647,381)      (376,630)
   Realized gain distribution from The Trusts.....................           --             --
                                                                   ------------   ------------

  Net realized gain (loss)........................................  (22,647,381)      (376,630)
                                                                   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.  (57,874,848)   (10,729,788)
                                                                   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (80,522,229)   (11,106,418)
                                                                   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(79,931,635)  $(12,756,818)
                                                                   ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                     MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID
                                                                   LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,563,380     $         --     $     72,463
  Expenses:
   Less: Asset-based charges......................................      5,274,738        4,950,107        5,826,643
                                                                     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS)......................................     (1,711,358)      (4,950,107)      (5,754,180)
                                                                     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------
  Net realized gain (loss)........................................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------

  Change in unrealized appreciation (depreciation) of investments.     (6,200,830)     (29,427,772)     (58,698,724)
                                                                     ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (22,128,136)     (25,161,890)     (54,459,421)
                                                                     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,839,494)    $(30,111,997)    $(60,213,601)
                                                                     ============     ============     ============

                                                                   MULTIMANAGER
                                                                   MULTI-SECTOR
                                                                      BOND*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 23,676,397
  Expenses:
   Less: Asset-based charges......................................    9,066,419
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   14,609,978
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (40,965,657)
                                                                   ------------
  Net realized gain (loss)........................................  (40,965,657)
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.   48,131,497
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    7,165,840
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 21,775,818
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011




                                                                     MULTIMANAGER      MULTIMANAGER   MULTIMANAGER
                                                                   SMALL CAP GROWTH* SMALL CAP VALUE* TECHNOLOGY*
                                                                   ----------------- ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --      $    276,596   $         --
  Expenses:
   Less: Asset-based charges......................................      3,150,088         6,037,552      6,002,375
                                                                     ------------      ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,150,088)       (5,760,956)    (6,002,375)
                                                                     ------------      ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Net realized gain (loss)........................................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (34,258,406)      (18,742,289)   (35,513,441)
                                                                     ------------      ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (33,985,234)      (36,733,312)   (19,934,940)
                                                                     ------------      ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(37,135,322)     $(42,494,268)  $(25,937,315)
                                                                     ============      ============   ============

                                                                                       PIMCO VARIABLE
                                                                                      INSURANCE TRUST
                                                                    MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                                   SECURITIES FUND   STRATEGY PORTFOLIO
                                                                   --------------- ----------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 109,338         $ 1,137,079
  Expenses:
   Less: Asset-based charges......................................       55,485             118,218
                                                                      ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................       53,853           1,018,861
                                                                      ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       14,888              90,665
                                                                      ---------         -----------

  Net realized gain (loss)........................................       14,888              90,665
                                                                      ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.     (242,829)         (2,283,978)
                                                                      ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (227,941)         (2,193,313)
                                                                      ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(174,088)        $(1,174,452)
                                                                      =========         ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    PIMCO VARIABLE  PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST  INSURANCE TRUST INSURANCE TRUST
                                                                   EMERGING MARKETS   REAL RETURN    TOTAL RETURN
                                                                    BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                                   ---------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $383,269       $  370,554      $1,014,723
  Expenses:
   Less: Asset-based charges......................................      107,486          305,314         587,117
                                                                       --------       ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................      275,783           65,240         427,606
                                                                       --------       ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       63,020          324,766         (50,926)
   Realized gain distribution from The Trusts.....................           --          904,079         778,346
                                                                       --------       ----------      ----------
  Net realized gain (loss)........................................       63,020        1,228,845         727,420
                                                                       --------       ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.      (18,207)         534,326        (527,898)
                                                                       --------       ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       44,813        1,763,171         199,522
                                                                       --------       ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $320,596       $1,828,411      $  627,128
                                                                       ========       ==========      ==========



                                                                   PROFUND VP BEAR
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --
  Expenses:
   Less: Asset-based charges......................................      10,131
                                                                      --------

NET INVESTMENT INCOME (LOSS)......................................     (10,131)
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (81,574)
   Realized gain distribution from The Trusts.....................          --
                                                                      --------
  Net realized gain (loss)........................................     (81,574)
                                                                      --------

  Change in unrealized appreciation (depreciation) of investments.       5,881
                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (75,693)
                                                                      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(85,824)
                                                                      ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                   RYDEX | SGI VT
                                                                                     ALTERNATIVE      RYDEX | SGI VT
                                                                    PROFUND VP       STRATEGIES       MANAGED FUTURES
                                                                   BIOTECHNOLOGY ALLOCATION FUND (1) STRATEGY FUND (1)
                                                                   ------------- ------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     --         $  6,713           $     --
  Expenses:
   Less: Asset-based charges......................................     22,069            1,885              2,106
                                                                     --------         --------           --------

NET INVESTMENT INCOME (LOSS)......................................    (22,069)           4,828             (2,106)
                                                                     --------         --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Net realized gain (loss)........................................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Change in unrealized appreciation (depreciation) of investments.     39,079          (11,766)           (17,396)
                                                                     --------         --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     79,485          (11,908)           (20,784)
                                                                     --------         --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 57,416         $ (7,080)          $(22,890)
                                                                     ========         ========           ========

                                                                                      TEMPLETON
                                                                    T. ROWE PRICE    DEVELOPING
                                                                   HEALTH SCIENCES     MARKETS
                                                                      PORTFOLIO    SECURITIES FUND
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --       $    43,805
  Expenses:
   Less: Asset-based charges......................................      49,901            66,223
                                                                      --------       -----------

NET INVESTMENT INCOME (LOSS)......................................     (49,901)          (22,418)
                                                                      --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     204,477           143,292
                                                                      --------       -----------

  Net realized gain (loss)........................................     204,477           143,292
                                                                      --------       -----------

  Change in unrealized appreciation (depreciation) of investments.      44,225        (1,045,502)
                                                                      --------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     248,702          (902,210)
                                                                      --------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $198,801       $  (924,628)
                                                                      ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                     TEMPLETON GLOBAL
                                                                   TEMPLETON FOREIGN BOND SECURITIES  TEMPLETON GROWTH
                                                                    SECURITIES FUND        FUND       SECURITIES FUND
                                                                   ----------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  77,176       $ 1,609,291       $  11,183
  Expenses:
   Less: Asset-based charges......................................        63,577           455,946          11,456
                                                                       ---------       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................        13,599         1,153,345            (273)
                                                                       ---------       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        66,062           122,110          22,253
   Realized gain distribution from The Trusts.....................            --           187,147              --
                                                                       ---------       -----------       ---------
  Net realized gain (loss)........................................        66,062           309,257          22,253
                                                                       ---------       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.      (818,932)       (2,909,625)       (117,532)
                                                                       ---------       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (752,870)       (2,600,368)        (95,279)
                                                                       ---------       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(739,271)      $(1,447,023)      $ (95,552)
                                                                       =========       ===========       =========

                                                                   VAN ECK VIP GLOBAL
                                                                    HARD ASSETS FUND
                                                                   ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $    86,128
  Expenses:
   Less: Asset-based charges......................................        192,745
                                                                      -----------

NET INVESTMENT INCOME (LOSS)......................................       (106,617)
                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        192,082
   Realized gain distribution from The Trusts.....................        103,995
                                                                      -----------
  Net realized gain (loss)........................................        296,077
                                                                      -----------

  Change in unrealized appreciation (depreciation) of investments.     (3,361,488)
                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (3,065,411)
                                                                      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(3,172,028)
                                                                      ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         ALLIANCEBERNSTEIN VPS
                                                                                                        BALANCED WEALTH STRATEGY
                                                                                 ALL ASSET ALLOCATION*        PORTFOLIO**
                                                                                ----------------------  ----------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   25,878  $   17,226  $   10,611   $   (2,202)
  Net realized gain (loss) on investments......................................    168,732      36,275      60,811        2,320
  Change in unrealized appreciation (depreciation) of investments..............   (415,166)     98,495    (127,670)      82,744
                                                                                ----------  ----------  ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (220,556)    151,996     (56,248)      82,862
                                                                                ----------  ----------  ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,582,818   1,556,159     896,253    1,019,897
   Transfers between funds including guaranteed interest account, net..........     (8,116)     38,996    (630,247)     919,382
   Transfers for contract benefits and terminations............................    (61,588)    (17,798)    (37,767)      (4,561)
   Contract maintenance charges................................................       (449)         --        (196)          --
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions........  2,512,665   1,577,357     228,043    1,934,718
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --          58          (6)          83
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,292,109   1,729,411     171,789    2,017,663
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,739,921      10,510   2,017,663           --
                                                                                ----------  ----------  ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $4,032,030  $1,739,921  $2,189,452   $2,017,663
                                                                                ==========  ==========  ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        298         176          --           --
  Redeemed.....................................................................        (83)        (26)         --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................        215         150          --           --
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --         232          189
  Redeemed.....................................................................         --          --        (207)          (5)
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          25          184
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --          --           --
  Redeemed.....................................................................         --          --          --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          --           --
                                                                                ==========  ==========  ==========   ==========

                                                                                 ALLIANCEBERNSTEIN VPS
                                                                                 INTERNATIONAL GROWTH   AMERICAN CENTURY VP LARGE
                                                                                      PORTFOLIO**        COMPANY VALUE FUND
                                                                                ----------------------  ------------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   36,435  $   (3,576) $    1,271    $    252
  Net realized gain (loss) on investments......................................     39,912        (755)      9,333        (490)
  Change in unrealized appreciation (depreciation) of investments..............   (689,783)    125,947      (6,119)     30,689
                                                                                ----------  ----------   ----------    --------
  Net Increase (decrease) in net assets from operations........................   (613,436)    121,616       4,485      30,451
                                                                                ----------  ----------   ----------    --------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,594,507   1,306,392     643,571     332,505
   Transfers between funds including guaranteed interest account, net..........    117,477     209,685     167,706      22,713
   Transfers for contract benefits and terminations............................    (69,051)    (17,198)    (20,504)       (570)
   Contract maintenance charges................................................       (253)         --        (121)         --
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in net assets from contractowner transactions........  2,642,680   1,498,879     790,652     354,648
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         88         200          24          13
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,029,332   1,620,695     795,161     385,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,620,695          --     385,112          --
                                                                                ----------  ----------   ----------    --------
NET ASSETS -- END OF PERIOD.................................................... $3,650,027  $1,620,695  $1,180,273    $385,112
                                                                                ==========  ==========   ==========    ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --          --          --          --
  Redeemed.....................................................................         --          --          --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS B
  Issued.......................................................................        393         146          --          --
  Redeemed.....................................................................       (144)         (2)         --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................        249         144          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --         124          38
  Redeemed.....................................................................         --          --         (51)         (3)
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          73          35
                                                                                ==========  ==========   ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                AMERICAN CENTURY VP MID CAP
                                                                                      VALUE FUND
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (5,268)   $   16,016
  Net realized gain (loss) on investments......................................    119,447         4,713
  Change in unrealized appreciation (depreciation) of investments..............   (220,563)      228,547
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................   (106,384)      249,276
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,726,053     2,177,407
   Transfers between funds including guaranteed interest account, net..........    452,047       238,487
   Transfers for contract benefits and terminations............................   (114,910)      (12,519)
   Contract maintenance charges................................................       (388)           (3)
                                                                                 ----------    ----------

  Net increase (decrease) in net assets from contractowner transactions........  4,062,802     2,403,372
                                                                                 ----------    ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         65           401
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,956,483     2,653,049
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,654,000           951
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $6,610,483    $2,654,000
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        421           227
  Redeemed.....................................................................        (87)          (11)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        334           216
                                                                                 ==========    ==========

                                                                                  AXA AGGRESSIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (7,837,406) $    1,237,581
  Net realized gain (loss) on investments......................................   (132,389,538)   (183,275,248)
  Change in unrealized appreciation (depreciation) of investments..............   (120,967,030)    488,754,760
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (261,193,974)    306,717,093
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,519,232      57,279,993
   Transfers between funds including guaranteed interest account, net..........    (80,097,741)    (42,877,100)
   Transfers for contract benefits and terminations............................   (134,658,552)   (112,599,987)
   Contract maintenance charges................................................    (43,695,594)    (42,528,483)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (214,932,655)   (140,725,577)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000          46,647
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (476,116,629)    166,038,163
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,079,756,222   2,913,718,059
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,603,639,593  $3,079,756,222
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            762             747
  Redeemed.....................................................................           (254)            (64)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            508             683
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         78,434          24,724
  Redeemed.....................................................................        (97,194)        (38,947)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (18,760)        (14,223)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

                                                                                  AXA BALANCED STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (97,206) $  1,558,963
  Net realized gain (loss) on investments......................................   13,889,110     3,038,358
  Change in unrealized appreciation (depreciation) of investments..............  (44,102,675)   25,097,789
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,310,771)   29,695,110
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  309,450,004   286,440,355
   Transfers between funds including guaranteed interest account, net..........  101,247,087   107,637,066
   Transfers for contract benefits and terminations............................  (17,353,859)   (6,650,152)
   Contract maintenance charges................................................   (7,456,948)   (1,587,725)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  385,886,284   385,839,544
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  355,575,513   415,534,654
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,823,895    93,289,241
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $864,399,408  $508,823,895
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       63,063        35,947
  Redeemed.....................................................................      (29,176)         (987)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       33,887        34,960
                                                                                ============  ============
UNIT ACTIVITY CLASS II
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 AXA CONSERVATIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    4,512,944  $   11,943,707
  Net realized gain (loss) on investments......................................     69,805,397      82,637,023
  Change in unrealized appreciation (depreciation) of investments..............    (67,785,829)     19,959,612
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      6,532,512     114,540,342
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,963,360      34,502,814
   Transfers between funds including guaranteed interest account, net..........    198,639,034      97,950,678
   Transfers for contract benefits and terminations............................   (156,298,886)   (141,170,509)
   Contract maintenance charges................................................    (27,515,664)    (27,914,777)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........     36,787,844     (36,631,794)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................     43,320,356      77,908,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,971,243,303   1,893,334,755
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,014,563,659  $1,971,243,303
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         98,971          58,746
  Redeemed.....................................................................        (95,891)        (61,204)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          3,080          (2,458)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                AXA CONSERVATIVE GROWTH STRATEGY*
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                 ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    153,878     $    732,121
  Net realized gain (loss) on investments......................................    8,463,398        2,077,241
  Change in unrealized appreciation (depreciation) of investments..............  (20,308,190)      11,327,306
                                                                                 ------------     ------------
  Net Increase (decrease) in net assets from operations........................  (11,690,914)      14,136,668
                                                                                 ------------     ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  150,007,441      164,337,470
   Transfers between funds including guaranteed interest account, net..........   51,214,344       55,232,659
   Transfers for contract benefits and terminations............................  (13,217,159)      (2,950,650)
   Contract maintenance charges................................................   (3,959,736)        (881,518)
                                                                                 ------------     ------------
  Net increase (decrease) in net assets from contractowner transactions........  184,044,890      215,737,961
                                                                                 ------------     ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --               --
                                                                                 ------------     ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  172,353,976      229,874,629
NET ASSETS -- BEGINNING OF PERIOD..............................................  283,777,531       53,902,902
                                                                                 ------------     ------------

NET ASSETS -- END OF PERIOD.................................................... $456,131,507     $283,777,531
                                                                                 ============     ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,570           20,969
  Redeemed.....................................................................      (16,066)          (1,159)
                                                                                 ------------     ------------
  Net Increase (Decrease)......................................................       16,504           19,810
                                                                                 ============     ============

                                                                                AXA CONSERVATIVE STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    688,791  $    509,538
  Net realized gain (loss) on investments......................................    4,795,128     1,497,382
  Change in unrealized appreciation (depreciation) of investments..............   (7,823,887)    3,082,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (2,339,968)    5,088,950
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   95,226,052    96,361,197
   Transfers between funds including guaranteed interest account, net..........   57,282,445    35,030,226
   Transfers for contract benefits and terminations............................   (8,768,293)   (2,613,889)
   Contract maintenance charges................................................   (2,484,384)     (583,274)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  141,255,820   128,194,260
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  138,915,852   133,283,210
NET ASSETS -- BEGINNING OF PERIOD..............................................  166,454,589    33,171,379
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $305,370,441  $166,454,589
                                                                                ============  ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       28,043        13,891
  Redeemed.....................................................................      (15,025)       (1,857)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       13,018        12,034
                                                                                ============  ============

                                                                                     AXA CONSERVATIVE-PLUS
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      169,631  $    8,519,169
  Net realized gain (loss) on investments......................................     (4,867,296)      3,669,876
  Change in unrealized appreciation (depreciation) of investments..............    (32,019,775)    115,049,961
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (36,717,440)    127,239,006
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,808,851      25,750,062
   Transfers between funds including guaranteed interest account, net..........     20,679,821      66,165,400
   Transfers for contract benefits and terminations............................   (111,163,203)   (103,642,385)
   Contract maintenance charges................................................    (22,706,778)    (22,368,763)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,381,309)    (34,095,686)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,002              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (128,088,747)     93,143,320
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,775,712,144   1,682,568,824
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,647,623,397  $1,775,712,144
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................         65,569          22,128
  Redeemed.....................................................................        (73,232)        (24,771)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (7,663)         (2,643)
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   AXA GROWTH STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,134,237) $    245,083
  Net realized gain (loss) on investments......................................   14,965,651     5,179,874
  Change in unrealized appreciation (depreciation) of investments..............  (57,312,397)   40,955,455
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (43,480,983)   46,380,412
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  188,419,136   262,893,896
   Transfers between funds including guaranteed interest account, net..........   35,713,252    80,199,789
   Transfers for contract benefits and terminations............................  (18,855,526)  (10,860,582)
   Contract maintenance charges................................................   (7,529,929)   (2,951,613)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  197,746,933   329,281,490
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  154,265,950   375,661,902
NET ASSETS -- BEGINNING OF PERIOD..............................................  571,911,092   196,249,190
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $726,177,042  $571,911,092
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       45,673        29,149
  Redeemed.....................................................................      (29,995)       (1,355)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       15,678        27,794
                                                                                ============  ============

                                                                                   AXA MODERATE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     (912,298) $   45,939,329
  Net realized gain (loss) on investments......................................     10,290,581      26,004,908
  Change in unrealized appreciation (depreciation) of investments..............   (282,428,494)    505,050,402
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (273,050,211)    576,994,639
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     98,626,591     135,214,704
   Transfers between funds including guaranteed interest account, net..........    (44,218,143)    183,875,060
   Transfers for contract benefits and terminations............................   (460,701,810)   (419,993,785)
   Contract maintenance charges................................................    (96,642,543)    (93,873,612)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (502,935,905)   (194,777,633)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (775,976,117)    382,217,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  7,547,080,015   7,164,863,009
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $6,771,103,898  $7,547,080,015
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          2,039           1,488
  Redeemed.....................................................................           (627)           (185)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          1,412           1,303
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        160,765          28,668
  Redeemed.....................................................................       (194,975)        (43,089)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (34,210)        (14,421)
                                                                                ==============  ==============

                                                                                      AXA MODERATE GROWTH
                                                                                           STRATEGY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (2,051,878) $    3,641,728
  Net realized gain (loss) on investments......................................     34,241,118       7,394,378
  Change in unrealized appreciation (depreciation) of investments..............   (136,025,864)     72,357,490
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (103,836,624)     83,393,596
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    876,199,474     778,781,950
   Transfers between funds including guaranteed interest account, net..........    258,929,557     210,400,988
   Transfers for contract benefits and terminations............................    (36,907,165)    (14,830,252)
   Contract maintenance charges................................................    (18,675,823)     (3,285,544)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........  1,079,546,043     971,067,142
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    975,741,417   1,054,460,738
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,269,281,092     214,820,354
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $2,245,022,509  $1,269,281,092
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        161,630          89,688
  Redeemed.....................................................................        (66,797)         (1,427)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         94,833          88,261
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                        AXA MODERATE-PLUS
                                                                                           ALLOCATION*
                                                                                --------------------------------
                                                                                      2011             2010
                                                                                ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (14,232,032) $    20,678,827
  Net realized gain (loss) on investments......................................     (58,496,829)     (31,869,033)
  Change in unrealized appreciation (depreciation) of investments..............    (591,443,510)     996,339,245
                                                                                ---------------  ---------------
  Net Increase (decrease) in net assets from operations........................    (664,172,371)     985,149,039
                                                                                ---------------  ---------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     140,977,747      189,796,564
   Transfers between funds including guaranteed interest account, net..........    (232,647,391)      (8,733,977)
   Transfers for contract benefits and terminations............................    (561,458,487)    (507,089,356)
   Contract maintenance charges................................................    (152,491,867)    (149,144,879)
                                                                                ---------------  ---------------

  Net increase (decrease) in net assets from contractowner transactions........    (805,619,998)    (475,171,648)
                                                                                ---------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           9,998           53,353
                                                                                ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (1,469,782,371)     510,030,744
NET ASSETS -- BEGINNING OF PERIOD..............................................  10,993,409,025   10,483,378,281
                                                                                ---------------  ---------------

NET ASSETS -- END OF PERIOD.................................................... $ 9,523,626,654  $10,993,409,025
                                                                                ===============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           2,029            1,521
  Redeemed.....................................................................            (552)            (153)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................           1,477            1,368
                                                                                ===============  ===============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         235,695           33,233
  Redeemed.....................................................................        (301,845)         (76,111)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................         (66,150)         (42,878)
                                                                                ===============  ===============

                                                                                AXA TACTICAL MANAGER 2000*
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (520,869)  $  (124,903)
  Net realized gain (loss) on investments......................................   1,122,924       717,005
  Change in unrealized appreciation (depreciation) of investments..............  (5,274,245)    2,895,878
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (4,672,190)    3,487,980
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  19,845,935    17,711,767
   Transfers between funds including guaranteed interest account, net..........  10,514,712     3,788,315
   Transfers for contract benefits and terminations............................    (607,144)     (133,831)
   Contract maintenance charges................................................    (368,555)       (1,717)
                                                                                -----------   -----------

  Net increase (decrease) in net assets from contractowner transactions........  29,384,948    21,364,534
                                                                                -----------   -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,001            --
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,722,759    24,852,514
NET ASSETS -- BEGINNING OF PERIOD..............................................  25,069,461       216,947
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $49,792,220   $25,069,461
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,438         1,952
  Redeemed.....................................................................      (1,035)          (54)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       2,403         1,898
                                                                                ===========   ===========

                                                                                AXA TACTICAL MANAGER 400*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (472,288) $  (118,323)
  Net realized gain (loss) on investments......................................   1,144,008      531,531
  Change in unrealized appreciation (depreciation) of investments..............  (4,474,436)   2,433,989
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (3,802,716)   2,847,197
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  18,261,240   16,285,089
   Transfers between funds including guaranteed interest account, net..........   9,018,504    3,405,657
   Transfers for contract benefits and terminations............................    (577,831)    (104,611)
   Contract maintenance charges................................................    (331,917)      (1,448)
                                                                                -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions........  26,369,996   19,584,687
                                                                                -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,000           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  22,577,280   22,431,884
NET ASSETS -- BEGINNING OF PERIOD..............................................  22,646,483      214,599
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $45,223,763  $22,646,483
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,179        1,811
  Redeemed.....................................................................      (1,018)         (43)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,161        1,768
                                                                                ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                AXA TACTICAL MANAGER 500*
                                                                                -------------------------
                                                                                    2011          2010
                                                                                ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (669,305) $  (156,106)
  Net realized gain (loss) on investments......................................    1,769,021      893,504
  Change in unrealized appreciation (depreciation) of investments..............   (5,874,420)   4,055,677
                                                                                ------------  -----------
  Net Increase (decrease) in net assets from operations........................   (4,774,704)   4,793,075
                                                                                ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   41,660,684   36,932,071
   Transfers between funds including guaranteed interest account, net..........   19,051,029    9,647,240
   Transfers for contract benefits and terminations............................   (1,297,339)    (213,949)
   Contract maintenance charges................................................     (775,254)      (4,978)
                                                                                ------------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   58,639,120   46,360,384
                                                                                ------------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999           --
                                                                                ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................   53,874,415   51,153,459

NET ASSETS -- BEGINNING OF PERIOD..............................................   51,550,260      396,801
                                                                                ------------  -----------

NET ASSETS -- END OF PERIOD.................................................... $105,424,675  $51,550,260
                                                                                ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,076        4,608
  Redeemed.....................................................................       (2,811)         (91)
                                                                                ------------  -----------
  Net Increase (Decrease)......................................................        5,265        4,517
                                                                                ============  ===========

                                                                                                             AXA ULTRA
                                                                                   AXA TACTICAL MANAGER    CONSERVATIVE
                                                                                      INTERNATIONAL*       STRATEGY* (H)
                                                                                -------------------------  -------------
                                                                                    2011          2010         2011
                                                                                ------------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    251,817  $   (13,028)   $    428
  Net realized gain (loss) on investments......................................      719,422       94,043        (101)
  Change in unrealized appreciation (depreciation) of investments..............  (13,913,157)   3,313,728         410
                                                                                ------------  -----------    --------
  Net Increase (decrease) in net assets from operations........................  (12,941,918)   3,394,743         737
                                                                                ------------  -----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   31,441,196   32,319,285          34
   Transfers between funds including guaranteed interest account, net..........   19,704,729    7,114,950          --
   Transfers for contract benefits and terminations............................   (1,085,791)    (274,668)         --
   Contract maintenance charges................................................     (655,201)      (1,497)         --
                                                                                ------------  -----------    --------
  Net increase (decrease) in net assets from contractowner transactions........   49,404,933   39,158,070          34
                                                                                ------------  -----------    --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       34,169      (24,170)    100,000
                                                                                ------------  -----------    --------

INCREASE (DECREASE) IN NET ASSETS..............................................   36,497,184   42,528,643     100,771

NET ASSETS -- BEGINNING OF PERIOD..............................................   42,744,190      215,547          --
                                                                                ------------  -----------    --------

NET ASSETS -- END OF PERIOD.................................................... $ 79,241,374  $42,744,190    $100,771
                                                                                ============  ===========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,514        4,218           2
  Redeemed.....................................................................       (2,373)         (93)         (2)
                                                                                ------------  -----------    --------
  Net Increase (Decrease)......................................................        5,141        4,125          --
                                                                                ============  ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                BLACKROCK GLOBAL ALLOCATION
                                                                                        V.I. FUND
                                                                                --------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   440,691   $    72,117
  Net realized gain (loss) on investments......................................     967,784        96,644
  Change in unrealized appreciation (depreciation) of investments..............  (2,940,562)    1,231,110
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (1,532,087)    1,399,871
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,500,152    16,983,431
   Transfers between funds including guaranteed interest account, net..........     704,480     1,463,147
   Transfers for contract benefits and terminations............................    (647,292)     (428,281)
   Contract maintenance charges................................................      (4,376)           (3)
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  11,552,964    18,018,294
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          (4)        1,476
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,020,873    19,419,641

NET ASSETS -- BEGINNING OF PERIOD..............................................  20,063,449       643,808
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $30,084,322   $20,063,449
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................       2,048         1,964
  Redeemed.....................................................................        (988)         (196)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,060         1,768
                                                                                ===========   ===========

                                                                                                           EQ/ALLIANCEBERNSTEIN
                                                                                BLACKROCK LARGE CAP GROWTH    DYNAMIC WEALTH
                                                                                       V.I. FUND             STRATEGIES* (D)
                                                                                -------------------------  --------------------
                                                                                   2011          2010              2011
                                                                                 ----------   ----------   --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (17,410)   $   (2,258)      $   (87,485)
  Net realized gain (loss) on investments......................................    185,315           803             2,706
  Change in unrealized appreciation (depreciation) of investments..............   (303,852)      174,217           315,296
                                                                                 ----------   ----------       -----------
  Net Increase (decrease) in net assets from operations........................   (135,947)      172,762           230,517
                                                                                 ----------   ----------       -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,608,022     1,392,473        44,391,074
   Transfers between funds including guaranteed interest account, net..........    806,438       292,652        11,502,988
   Transfers for contract benefits and terminations............................    (81,958)      (12,286)          (28,188)
   Contract maintenance charges................................................       (392)           --            (2,518)
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in net assets from contractowner transactions........  3,332,110     1,672,839        55,863,356
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            --        10,000,000
                                                                                 ----------   ----------       -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,196,163     1,845,601        66,093,873

NET ASSETS -- BEGINNING OF PERIOD..............................................  1,845,601            --                --
                                                                                 ----------   ----------       -----------

NET ASSETS -- END OF PERIOD.................................................... $5,041,764    $1,845,601       $66,093,873
                                                                                 ==========   ==========       ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --             5,981
  Redeemed.....................................................................         --            --               (35)
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................         --            --             5,946
                                                                                 ==========   ==========       ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................        481           170                --
  Redeemed.....................................................................       (210)          (12)               --
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................        271           158                --
                                                                                 ==========   ==========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                EQ/ALLIANCEBERNSTEIN SMALL
                                                                                        CAP GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,799,447) $ (5,401,799)
  Net realized gain (loss) on investments......................................   26,784,309   (10,937,416)
  Change in unrealized appreciation (depreciation) of investments..............  (31,803,951)  121,150,323
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (11,819,089)  104,811,108
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,563,514     8,745,606
   Transfers between funds including guaranteed interest account, net..........    9,512,745    34,772,189
   Transfers for contract benefits and terminations............................  (31,701,606)  (21,517,303)
   Contract maintenance charges................................................   (5,886,946)   (4,570,443)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,512,293)   17,430,049
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,409        20,590
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (28,310,973)  122,261,747

NET ASSETS -- BEGINNING OF PERIOD..............................................  464,414,971   342,153,224
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $436,103,998  $464,414,971
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          266           202
  Redeemed.....................................................................         (176)          (34)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           90           168
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       16,215         5,853
  Redeemed.....................................................................      (17,288)       (4,953)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,073)          900
                                                                                ============  ============

                                                                                 EQ/AXA FRANKLIN SMALL CAP
                                                                                        VALUE CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,791,109) $ (1,437,540)
  Net realized gain (loss) on investments......................................    7,683,824     2,335,672
  Change in unrealized appreciation (depreciation) of investments..............  (21,073,127)   22,255,032
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (15,180,412)   23,153,164
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,018,166     7,605,922
   Transfers between funds including guaranteed interest account, net..........    7,678,227     7,982,897
   Transfers for contract benefits and terminations............................   (6,850,645)   (4,321,503)
   Contract maintenance charges................................................   (2,020,057)   (1,686,092)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,825,691     9,581,224
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (9,344,720)   32,734,388

NET ASSETS -- BEGINNING OF PERIOD..............................................  134,741,569   102,007,181
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $125,396,849  $134,741,569
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          192           121
  Redeemed.....................................................................         (131)          (12)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           61           109
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,970         4,561
  Redeemed.....................................................................       (8,439)       (3,705)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          531           856
                                                                                ============  ============

                                                                                 EQ/BLACKROCK BASIC VALUE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,692,781) $ (1,238,006)
  Net realized gain (loss) on investments......................................  (10,326,397)  (24,211,249)
  Change in unrealized appreciation (depreciation) of investments..............  (29,669,224)  107,145,393
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (41,688,402)   81,696,138
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   36,075,898    37,720,972
   Transfers between funds including guaranteed interest account, net..........   59,763,482    46,309,976
   Transfers for contract benefits and terminations............................  (51,303,512)  (40,757,628)
   Contract maintenance charges................................................  (11,132,799)   (9,928,004)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   33,403,069    33,345,316
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            16
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,275,332)  115,041,470

NET ASSETS -- BEGINNING OF PERIOD..............................................  860,552,937   745,511,467
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $852,277,605  $860,552,937
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        1,565         1,091
  Redeemed.....................................................................         (293)          (21)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,272         1,070
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       33,238         9,124
  Redeemed.....................................................................      (31,667)       (6,912)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,571         2,212
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQ/BOSTON ADVISORS EQUITY
                                                                                          INCOME*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    932,940  $  1,884,905
  Net realized gain (loss) on investments......................................   (3,120,323)  (13,445,593)
  Change in unrealized appreciation (depreciation) of investments..............   (1,073,746)   37,462,138
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (3,261,129)   25,901,450
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,389,298     9,028,539
   Transfers between funds including guaranteed interest account, net..........   10,537,773    10,108,616
   Transfers for contract benefits and terminations............................  (11,599,847)   (9,191,527)
   Contract maintenance charges................................................   (2,975,286)   (2,552,463)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    3,351,938     7,393,165
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................      100,808    33,294,615
NET ASSETS -- BEGINNING OF PERIOD..............................................  215,429,676   182,135,061
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $215,530,484  $215,429,676
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          209            86
  Redeemed.....................................................................          (65)           (9)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          144            77
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,266        10,933
  Redeemed.....................................................................      (30,975)       (8,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,291         2,285
                                                                                ============  ============

                                                                                   EQ/CALVERT SOCIALLY
                                                                                      RESPONSIBLE*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (504,530) $  (632,416)
  Net realized gain (loss) on investments......................................  (1,773,547)  (2,591,833)
  Change in unrealized appreciation (depreciation) of investments..............   1,597,626    7,974,772
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................    (680,451)   4,750,523
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     589,147      766,100
   Transfers between funds including guaranteed interest account, net..........  (1,016,516)  (1,524,027)
   Transfers for contract benefits and terminations............................  (2,835,178)  (2,149,040)
   Contract maintenance charges................................................    (621,741)    (616,504)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  (3,884,288)  (3,523,471)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  (4,564,739)   1,227,052
NET ASSETS -- BEGINNING OF PERIOD..............................................  46,907,835   45,680,783
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $42,343,096  $46,907,835
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       2,035          807
  Redeemed.....................................................................      (2,455)      (1,240)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................        (420)        (433)
                                                                                ===========  ===========

                                                                                    EQ/CAPITAL GUARDIAN
                                                                                         RESEARCH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,486,508) $ (6,039,987)
  Net realized gain (loss) on investments......................................    6,185,721    (9,628,458)
  Change in unrealized appreciation (depreciation) of investments..............   22,319,299   129,006,990
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   22,018,512   113,338,545
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    9,206,535    10,972,286
   Transfers between funds including guaranteed interest account, net..........  (21,779,441)  (32,703,851)
   Transfers for contract benefits and terminations............................  (67,411,532)  (58,486,215)
   Contract maintenance charges................................................  (10,363,376)  (10,117,724)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (90,347,814)  (90,335,504)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (68,329,302)   23,003,041
NET ASSETS -- BEGINNING OF PERIOD..............................................  905,290,541   882,287,500
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $836,961,239  $905,290,541
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           83            55
  Redeemed.....................................................................          (43)           (5)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           40            50
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,796         1,521
  Redeemed.....................................................................      (20,466)      (10,327)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (7,670)       (8,806)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                       EQ/COMMON STOCK INDEX*          EQ/CORE BOND INDEX*       EQ/DAVIS NEW YORK VENTURE*
                                     --------------------------  ------------------------------  --------------------------
                                         2011          2010           2011            2010           2011          2010
                                     ------------  ------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....... $ (1,532,209) $ (1,433,395) $    4,976,389  $    8,448,026  $ (4,081,019) $ (2,337,987)
 Net realized gain (loss) on
   investments......................   (4,649,482)  (23,550,500)    (16,567,702)    (27,611,329)   (6,002,278)  (14,273,215)
 Change in unrealized appreciation
   (depreciation) of investments....      330,310   126,777,315      48,809,618      62,747,112   (11,388,354)   49,500,530
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (decrease) in net
   assets from operations...........   (5,851,381)  101,793,420      37,218,305      43,583,809   (21,471,651)   32,889,328
                                     ------------  ------------  --------------  --------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from
    contractowners..................   12,712,181    15,442,258     111,986,676     112,195,063     9,928,339    10,689,753
   Transfers between funds
    including guaranteed interest
    account, net....................  (27,396,652)  (31,908,979)     (5,465,627)     19,349,652   (14,917,999)   (2,032,940)
   Transfers for contract benefits
    and terminations................  (55,053,208)  (47,102,983)    (76,852,744)    (74,192,447)  (15,860,219)  (14,213,298)
   Contract maintenance charges.....   (9,569,822)   (9,488,582)    (13,365,088)    (12,009,051)   (5,059,064)   (5,004,651)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in net
   assets from contractowner
   transactions.....................  (79,307,501)  (73,058,286)     16,303,217      45,343,217   (25,908,943)  (10,561,136)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in amount
   retained by AXA in Separate
   Account No. 49...................       36,205        39,999           9,998           3,576        10,000             1
                                     ------------  ------------  --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS...  (85,122,677)   28,775,133      53,531,520      88,930,602   (47,370,594)   22,328,193
NET ASSETS -- BEGINNING OF PERIOD...  804,897,564   776,122,431   1,103,062,951   1,014,132,349   361,365,590   339,037,397
                                     ------------  ------------  --------------  --------------  ------------  ------------

NET ASSETS -- END OF PERIOD......... $719,774,887  $804,897,564  $1,156,594,471  $1,103,062,951  $313,994,996  $361,365,590
                                     ============  ============  ==============  ==============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.............................          135           116              --              --           526           352
 Redeemed...........................          (62)          (23)             --              --          (146)           (4)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............           73            93              --              --           380           348
                                     ============  ============  ==============  ==============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.............................       21,603         1,839          57,102          24,443        12,475         4,670
 Redeemed...........................      (25,036)       (5,231)        (54,378)        (19,150)      (15,763)       (6,330)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............       (3,433)       (3,392)          2,724           5,293        (3,288)       (1,660)
                                     ============  ============  ==============  ==============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/EQUITY 500 INDEX*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      (65,577) $     (375,029)
  Net realized gain (loss) on investments......................................     (2,091,154)    (24,017,262)
  Change in unrealized appreciation (depreciation) of investments..............      4,577,530     164,923,811
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      2,420,799     140,531,520
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,766,804      28,693,199
   Transfers between funds including guaranteed interest account, net..........    (17,668,791)     16,276,515
   Transfers for contract benefits and terminations............................    (82,770,891)    (67,735,914)
   Contract maintenance charges................................................    (14,505,284)    (13,651,440)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,178,162)    (36,417,640)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         28,803          10,302
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    (88,728,560)    104,124,182
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,255,796,816   1,151,672,634
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,167,068,256  $1,255,796,816
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,059             543
  Redeemed.....................................................................           (404)            (45)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            655             498
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         31,679           9,328
  Redeemed.....................................................................        (37,023)        (11,078)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (5,344)         (1,750)
                                                                                ==============  ==============

                                                                                    EQ/EQUITY GROWTH PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (14,310,456) $  (14,559,688)
  Net realized gain (loss) on investments......................................       (463,731)    (22,200,303)
  Change in unrealized appreciation (depreciation) of investments..............    (70,046,530)    192,797,317
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (84,820,717)    156,037,326
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     14,626,874      16,093,932
   Transfers between funds including guaranteed interest account, net..........    (92,255,483)   (121,876,697)
   Transfers for contract benefits and terminations............................    (70,276,687)    (61,811,958)
   Contract maintenance charges................................................    (16,380,962)    (17,034,281)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (164,286,258)   (184,629,004)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (249,096,976)    (28,591,678)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,288,159,072   1,316,750,750
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,039,062,096  $1,288,159,072
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         36,790           1,277
  Redeemed.....................................................................        (48,662)        (16,247)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,872)        (14,970)
                                                                                ==============  ==============

                                                                                 EQ/FRANKLIN CORE BALANCED*
                                                                                ---------------------------
                                                                                    2011           2010
                                                                                ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 10,074,172  $   7,925,639
  Net realized gain (loss) on investments......................................  (15,041,372)   (48,297,438)
  Change in unrealized appreciation (depreciation) of investments..............   (2,954,998)    89,802,920
                                                                                ------------  -------------
  Net Increase (decrease) in net assets from operations........................   (7,922,198)    49,431,121
                                                                                ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,599,941      7,950,275
   Transfers between funds including guaranteed interest account, net..........   22,045,570    (71,437,251)
   Transfers for contract benefits and terminations............................  (33,668,075)   (28,627,392)
   Contract maintenance charges................................................   (8,190,732)    (8,243,350)
                                                                                ------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........  (13,213,296)  (100,357,718)
                                                                                ------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998             --
                                                                                ------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (21,125,496)   (50,926,597)
NET ASSETS -- BEGINNING OF PERIOD..............................................  546,123,131    597,049,728
                                                                                ------------  -------------

NET ASSETS -- END OF PERI OD................................................... $524,997,635  $ 546,123,131
                                                                                ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           58             63
  Redeemed.....................................................................          (27)            (1)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................           31             62
                                                                                ============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,104          4,879
  Redeemed.....................................................................      (25,513)       (15,898)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................       (1,409)       (11,019)
                                                                                ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/FRANKLIN TEMPLETON
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    3,536,178  $    6,157,195
  Net realized gain (loss) on investments......................................    (36,044,051)    (48,402,797)
  Change in unrealized appreciation (depreciation) of investments..............    (44,944,292)    152,079,246
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (77,452,165)    109,833,644
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,407,427      24,331,477
   Transfers between funds including guaranteed interest account, net..........    (18,077,940)    (18,954,035)
   Transfers for contract benefits and terminations............................    (71,339,688)    (59,358,724)
   Contract maintenance charges................................................    (19,381,347)    (18,909,604)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........    (85,391,548)    (72,890,886)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (162,843,713)     36,942,758
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,378,300,270   1,341,357,512
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,215,456,557  $1,378,300,270
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             76              43
  Redeemed.....................................................................            (27)             (3)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             49              40
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         42,013           9,195
  Redeemed.....................................................................        (52,781)        (19,113)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,768)         (9,918)
                                                                                ==============  ==============

                                                                                   EQ/GAMCO MERGERS AND
                                                                                       ACQUISITIONS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,636,762) $ (2,295,384)
  Net realized gain (loss) on investments......................................   10,006,864     4,547,741
  Change in unrealized appreciation (depreciation) of investments..............   (8,149,018)    9,750,229
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................     (778,916)   12,002,586
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,189,091     4,201,579
   Transfers between funds including guaranteed interest account, net..........   33,663,357    36,633,851
   Transfers for contract benefits and terminations............................   (9,729,307)   (7,181,754)
   Contract maintenance charges................................................   (2,913,749)   (2,260,010)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   25,209,392    31,393,666
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   24,440,476    43,396,252
NET ASSETS -- BEGINNING OF PERIOD..............................................  181,486,132   138,089,880
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $205,926,608  $181,486,132
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          286           166
  Redeemed.....................................................................          (89)           (3)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          197           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,720         5,493
  Redeemed.....................................................................      (10,902)       (3,036)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,818         2,457
                                                                                ============  ============

                                                                                  EQ/GAMCO SMALL COMPANY
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $(12,041,569) $ (7,670,386)
  Net realized gain (loss) on investments......................................   50,995,699     7,145,762
  Change in unrealized appreciation (depreciation) of investments..............  (83,945,249)  194,551,939
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (44,991,119)  194,027,315
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   30,656,830    23,512,644
   Transfers between funds including guaranteed interest account, net..........   11,114,182    74,286,097
   Transfers for contract benefits and terminations............................  (41,775,549)  (29,712,014)
   Contract maintenance charges................................................  (11,976,411)   (9,812,593)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  (11,980,948)   58,274,134
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (56,962,065)  252,301,449
NET ASSETS -- BEGINNING OF PERIOD..............................................  872,302,060   620,000,611
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $815,339,995  $872,302,060
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        2,020         1,283
  Redeemed.....................................................................         (402)          (50)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,618         1,233
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,118         4,836
  Redeemed.....................................................................      (16,128)       (3,679)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,010)        1,157
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/GLOBAL BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  9,391,657  $  6,411,792
  Net realized gain (loss) on investments......................................   (4,065,919)  (11,435,204)
  Change in unrealized appreciation (depreciation) of investments..............    8,494,958    24,553,768
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   13,820,696    19,530,356
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,805,717     8,242,445
   Transfers between funds including guaranteed interest account, net..........   53,793,222    62,114,094
   Transfers for contract benefits and terminations............................  (31,197,036)  (23,627,301)
   Contract maintenance charges................................................   (6,787,907)   (5,907,904)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   23,613,996    40,821,334
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       86,862      (104,316)
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   37,521,554    60,247,374
NET ASSETS -- BEGINNING OF PERIOD..............................................  474,479,427   414,232,053
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $512,000,981  $474,479,427
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          570           245
  Redeemed.....................................................................         (360)         (107)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          210           138
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       27,814        11,764
  Redeemed.....................................................................      (26,028)       (8,434)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,786         3,330
                                                                                ============  ============

                                                                                    EQ/GLOBAL MULTI-SECTOR
                                                                                            EQUITY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    2,313,839  $   (4,071,620)
  Net realized gain (loss) on investments......................................    (62,532,210)    (93,814,827)
  Change in unrealized appreciation (depreciation) of investments..............    (78,779,171)    195,853,821
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (138,997,542)     97,967,374
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     13,583,381      17,930,470
   Transfers between funds including guaranteed interest account, net..........    (80,264,970)    (43,139,517)
   Transfers for contract benefits and terminations............................    (56,943,878)    (51,708,000)
   Contract maintenance charges................................................    (14,496,142)    (15,496,696)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (138,121,609)    (92,413,746)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         25,002               3
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (277,094,149)      5,553,628
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,136,406,800   1,130,853,172
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  859,312,651  $1,136,406,800
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            189             192
  Redeemed.....................................................................            (59)            (20)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            130             172
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         25,512           5,663
  Redeemed.....................................................................        (32,404)        (10,964)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (6,892)         (5,301)
                                                                                ==============  ==============

                                                                                EQ/INTERMEDIATE GOVERNMENT
                                                                                        BOND INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,130,960) $   (950,110)
  Net realized gain (loss) on investments......................................    4,490,968        11,700
  Change in unrealized appreciation (depreciation) of investments..............   14,122,971    10,662,192
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   14,482,979     9,723,782
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   45,773,295    58,835,387
   Transfers between funds including guaranteed interest account, net..........   29,777,337   (14,557,934)
   Transfers for contract benefits and terminations............................  (29,568,007)  (27,784,102)
   Contract maintenance charges................................................   (4,679,431)   (4,338,587)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   41,303,194    12,154,764
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   55,796,173    21,878,546
NET ASSETS -- BEGINNING OF PERIOD..............................................  391,665,216   369,786,670
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $447,461,389  $391,665,216
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,027        15,689
  Redeemed.....................................................................      (25,461)      (13,481)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        4,566         2,208
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/INTERNATIONAL CORE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   8,945,111  $  2,336,295
  Net realized gain (loss) on investments......................................   (30,871,558)  (38,528,670)
  Change in unrealized appreciation (depreciation) of investments..............  (114,393,240)   90,147,494
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (136,319,687)   53,955,119
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    12,881,872    17,014,839
   Transfers between funds including guaranteed interest account, net..........    (1,101,636)   (5,643,923)
   Transfers for contract benefits and terminations............................   (43,918,690)  (38,198,114)
   Contract maintenance charges................................................    (9,587,667)   (9,621,790)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (41,726,121)  (36,448,988)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,961        21,998
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (178,027,847)   17,528,129
NET ASSETS -- BEGINNING OF PERIOD..............................................   786,848,640   769,320,511
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 608,820,793  $786,848,640
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           223           269
  Redeemed.....................................................................          (145)          (80)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            78           189
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,256         5,530
  Redeemed.....................................................................       (22,482)       (8,709)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,226)       (3,179)
                                                                                =============  ============

                                                                                EQ/INTERNATIONAL EQUITY INDEX*
                                                                                -----------------------------
                                                                                     2011           2010
                                                                                -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   7,993,671   $  4,998,147
  Net realized gain (loss) on investments......................................   (64,998,237)   (75,518,603)
  Change in unrealized appreciation (depreciation) of investments..............   (25,254,165)    91,853,963
                                                                                -------------   ------------
  Net Increase (decrease) in net assets from operations........................   (82,258,731)    21,333,507
                                                                                -------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    10,146,413     13,350,290
   Transfers between funds including guaranteed interest account, net..........   (24,651,154)   (32,985,851)
   Transfers for contract benefits and terminations............................   (35,162,957)   (31,609,278)
   Contract maintenance charges................................................    (8,795,508)    (9,184,793)
                                                                                -------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........   (58,463,206)   (60,429,632)
                                                                                -------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002             --
                                                                                -------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (140,711,935)   (39,096,125)
NET ASSETS -- BEGINNING OF PERIOD..............................................   664,656,308    703,752,433
                                                                                -------------   ------------
NET ASSETS -- END OF PERIOD.................................................... $ 523,944,373   $664,656,308
                                                                                =============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           128            106
  Redeemed.....................................................................           (46)            (4)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................            82            102
                                                                                =============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        25,807         (4,302)
  Redeemed.....................................................................       (30,577)        (9,558)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................        (4,770)        (5,256)
                                                                                =============   ============

                                                                                 EQ/INTERNATIONAL ETF*
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   75,568  $   53,285
  Net realized gain (loss) on investments......................................    145,066      77,869
  Change in unrealized appreciation (depreciation) of investments..............   (868,083)    137,277
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (647,449)    268,431
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    946,520     941,249
   Transfers between funds including guaranteed interest account, net..........    429,559     301,281
   Transfers for contract benefits and terminations............................    (43,523)    (29,518)
   Contract maintenance charges................................................       (288)         --
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,332,268   1,213,012
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.     10,001          --
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................    694,820   1,481,443
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,466,280   1,984,837
                                                                                ----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $4,161,100  $3,466,280
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        226         137
  Redeemed.....................................................................       (100)        (12)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        126         125
                                                                                ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................         --          --
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                EQ/INTERNATIONAL VALUE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   3,055,103  $ (4,996,923)
  Net realized gain (loss) on investments......................................   (42,789,971)  (46,214,094)
  Change in unrealized appreciation (depreciation) of investments..............   (78,839,087)   79,693,302
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (118,573,955)   28,482,285
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    11,109,488    19,881,418
   Transfers between funds including guaranteed interest account, net..........   (30,008,576)   (2,706,603)
   Transfers for contract benefits and terminations............................   (40,740,419)  (39,464,023)
   Contract maintenance charges................................................    (8,507,720)   (8,865,559)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (68,147,227)  (31,154,767)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,727        12,971
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (186,703,455)   (2,659,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................   740,643,364   743,302,875
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 553,939,909  $740,643,364
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           207           411
  Redeemed.....................................................................          (144)         (121)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            63           290
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,960         5,876
  Redeemed.....................................................................       (24,276)       (8,184)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (4,316)       (2,308)
                                                                                =============  ============

                                                                                     EQ/JPMORGAN VALUE
                                                                                      OPPORTUNITIES*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,090,151) $   (330,695)
  Net realized gain (loss) on investments......................................   (7,541,764)  (15,337,191)
  Change in unrealized appreciation (depreciation) of investments..............   (9,451,943)   42,809,362
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,083,858)   27,141,476
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,270,814     9,000,248
   Transfers between funds including guaranteed interest account, net..........   (3,578,944)    9,752,342
   Transfers for contract benefits and terminations............................  (21,464,787)  (20,411,208)
   Contract maintenance charges................................................   (2,630,337)   (2,524,569)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,403,254)   (4,183,187)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (39,477,111)   22,958,289
NET ASSETS -- BEGINNING OF PERIOD..............................................  281,296,552   258,338,263
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $241,819,441  $281,296,552
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          275           173
  Redeemed.....................................................................         (172)          (10)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          103           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        6,058         4,040
  Redeemed.....................................................................       (7,853)       (4,472)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,795)         (432)
                                                                                ============  ============

                                                                                  EQ/LARGE CAP CORE PLUS
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (649,541) $   (703,941)
  Net realized gain (loss) on investments......................................    1,025,758     5,950,445
  Change in unrealized appreciation (depreciation) of investments..............   (8,429,082)   12,483,696
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (8,052,865)   17,730,200
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,547,113     3,378,773
   Transfers between funds including guaranteed interest account, net..........   (3,403,052)   (1,379,102)
   Transfers for contract benefits and terminations............................  (14,023,825)  (13,141,839)
   Contract maintenance charges................................................   (1,539,500)   (1,507,734)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,419,264)  (12,649,902)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (24,462,129)    5,080,298
NET ASSETS -- BEGINNING OF PERIOD..............................................  158,869,799   153,789,501
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $134,407,670  $158,869,799
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        2,871         1,377
  Redeemed.....................................................................       (4,565)       (2,891)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,694)       (1,514)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/LARGE CAP GROWTH INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,998,695) $ (1,599,272)
  Net realized gain (loss) on investments......................................   13,613,801     4,081,061
  Change in unrealized appreciation (depreciation) of investments..............   (8,197,628)   39,038,701
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    3,417,478    41,520,490
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,895,512     8,708,376
   Transfers between funds including guaranteed interest account, net..........   10,892,275    (7,012,053)
   Transfers for contract benefits and terminations............................  (25,590,200)  (22,541,290)
   Contract maintenance charges................................................   (3,848,166)   (3,501,836)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (11,650,579)  (24,346,803)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,223,099)   17,173,687
NET ASSETS -- BEGINNING OF PERIOD..............................................  334,425,287   317,251,600
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD                                                     $326,202,188  $334,425,287
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          258           183
  Redeemed.....................................................................          (93)          (28)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          165           155
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       14,404         4,253
  Redeemed.....................................................................      (16,284)       (7,903)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,880)       (3,650)
                                                                                ============  ============

                                                                                EQ/LARGE CAP GROWTH PLUS* (F)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,196,298)  $ (2,665,001)
  Net realized gain (loss) on investments......................................    4,638,185     (2,058,115)
  Change in unrealized appreciation (depreciation) of investments..............  (29,171,977)    34,373,610
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (28,730,090)    29,650,494
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,754,849      6,983,905
   Transfers between funds including guaranteed interest account, net..........  301,140,982     (8,881,962)
   Transfers for contract benefits and terminations............................  (29,312,087)   (15,689,813)
   Contract maintenance charges................................................   (5,327,835)    (2,688,173)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  274,255,909    (20,276,043)
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  245,535,819      9,374,451
NET ASSETS -- BEGINNING OF PERIOD..............................................  262,049,451    252,675,000
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $507,585,270   $262,049,451
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          193             93
  Redeemed.....................................................................         (102)           (14)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           91             79
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,813          1,929
  Redeemed.....................................................................      (13,596)        (3,524)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       19,217         (1,595)
                                                                                ============   ============

                                                                                EQ/LARGE CAP VALUE INDEX* (G)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    603,316   $     57,450
  Net realized gain (loss) on investments......................................  (22,677,009)   (17,662,023)
  Change in unrealized appreciation (depreciation) of investments..............   23,174,305     31,190,003
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................    1,100,612     13,585,430
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,604,817      4,653,486
   Transfers between funds including guaranteed interest account, net..........  144,598,466      5,143,141
   Transfers for contract benefits and terminations............................  (11,769,742)    (4,978,531)
   Contract maintenance charges................................................   (3,224,606)    (1,671,559)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  134,208,935      3,146,537
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  135,319,544     16,731,967
NET ASSETS -- BEGINNING OF PERIOD..............................................  120,935,629    104,203,662
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $256,255,173   $120,935,629
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          157             93
  Redeemed.....................................................................          (84)           (11)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           73             82
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       47,469          4,665
  Redeemed.....................................................................      (23,761)        (4,280)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       23,708            385
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/LARGE CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (3,722,698) $   (3,572,302)
  Net realized gain (loss) on investments......................................    (65,119,242)    (79,295,631)
  Change in unrealized appreciation (depreciation) of investments..............      1,633,641     201,532,934
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (67,208,299)    118,665,001
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     12,228,570      14,109,750
   Transfers between funds including guaranteed interest account, net..........    (49,004,609)    (57,748,572)
   Transfers for contract benefits and terminations............................    (77,866,151)    (72,783,534)
   Contract maintenance charges................................................    (13,839,555)    (14,517,732)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (128,481,745)   (130,940,088)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (195,680,045)    (12,275,087)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,168,874,647   1,181,149,734
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  973,194,602  $1,168,874,647
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             92             104
  Redeemed.....................................................................            (77)             (2)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             15             102
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         39,282           1,260
  Redeemed.....................................................................        (50,515)        (13,798)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,233)        (12,538)
                                                                                ==============  ==============

                                                                                 EQ/LORD ABBETT LARGE CAP
                                                                                           CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,555,827) $ (1,829,718)
  Net realized gain (loss) on investments......................................   12,278,772       764,286
  Change in unrealized appreciation (depreciation) of investments..............  (31,951,329)   21,860,374
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (21,228,384)   20,794,942
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,393,877     7,190,672
   Transfers between funds including guaranteed interest account, net..........   12,373,566    18,698,798
   Transfers for contract benefits and terminations............................  (10,231,541)   (7,562,569)
   Contract maintenance charges................................................   (2,836,483)   (2,345,017)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,699,419    15,981,884
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (15,528,965)   36,776,826
NET ASSETS -- BEGINNING OF PERIOD..............................................  191,944,843   155,168,017
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $176,415,878  $191,944,843
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,159         5,493
  Redeemed.....................................................................      (11,849)       (4,032)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          310         1,461
                                                                                ============  ============

                                                                                EQ/MFS INTERNATIONAL GROWTH*
                                                                                --------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,156,841)  $ (1,539,936)
  Net realized gain (loss) on investments......................................   14,735,157    (12,960,436)
  Change in unrealized appreciation (depreciation) of investments..............  (57,122,173)    54,538,719
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (45,543,857)    40,038,347
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   10,962,807     12,615,167
   Transfers between funds including guaranteed interest account, net..........   11,540,240     70,815,470
   Transfers for contract benefits and terminations............................  (17,926,168)   (12,777,936)
   Contract maintenance charges................................................   (5,444,863)    (4,359,648)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........     (867,984)    66,293,053
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (46,401,841)   106,331,400
NET ASSETS -- BEGINNING OF PERIOD..............................................  378,499,268    272,167,868
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD.................................................... $332,097,427   $378,499,268
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          362            270
  Redeemed.....................................................................         (154)          (144)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          208            126
                                                                                ============   ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,469         11,475
  Redeemed.....................................................................      (18,267)        (5,927)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          202          5,548
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MID CAP INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,935,610) $ (4,804,345)
  Net realized gain (loss) on investments......................................  (26,940,767)  (53,827,554)
  Change in unrealized appreciation (depreciation) of investments..............    8,939,264   203,223,970
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,937,113)  144,592,071
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,576,104    13,019,432
   Transfers between funds including guaranteed interest account, net..........  (32,034,388)  (31,800,373)
   Transfers for contract benefits and terminations............................  (44,019,394)  (34,995,676)
   Contract maintenance charges................................................   (9,379,343)   (8,962,624)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (73,857,021)  (62,739,241)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       37,783        53,718
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,756,351)   81,906,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  734,556,931   652,650,383
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $636,800,580  $734,556,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          302           211
  Redeemed.....................................................................         (185)          (26)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          117           185
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       26,078         4,368
  Redeemed.....................................................................      (32,152)      (10,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (6,074)       (6,280)
                                                                                ============  ============

                                                                                    EQ/MID CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (6,510,644) $   (5,227,522)
  Net realized gain (loss) on investments......................................    (57,064,876)   (124,431,143)
  Change in unrealized appreciation (depreciation) of investments..............    (45,450,648)    332,475,742
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (109,026,168)    202,817,077
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     11,279,012      15,635,307
   Transfers between funds including guaranteed interest account, net..........    (59,373,885)   (109,598,303)
   Transfers for contract benefits and terminations............................    (64,888,459)    (59,654,561)
   Contract maintenance charges................................................    (14,303,820)    (15,073,590)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (127,287,152)   (168,691,147)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,997              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (236,303,323)     34,125,930
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,137,023,786   1,102,897,856
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  900,720,463  $1,137,023,786
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             66              34
  Redeemed.....................................................................            (36)             (9)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             30              25
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         30,477           2,106
  Redeemed.....................................................................        (38,944)        (14,942)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (8,467)        (12,836)
                                                                                ==============  ==============

                                                                                      EQ/MONEY MARKET*
                                                                                ----------------------------
                                                                                     2011           2010
                                                                                -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (9,640,902) $ (11,461,435)
  Net realized gain (loss) on investments......................................        (5,664)       (34,619)
  Change in unrealized appreciation (depreciation) of investments..............       (82,757)        93,700
                                                                                -------------  -------------
  Net Increase (decrease) in net assets from operations........................    (9,729,323)   (11,402,354)
                                                                                -------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   600,679,674    211,662,332
   Transfers between funds including guaranteed interest account, net..........  (347,945,831)  (251,321,649)
   Transfers for contract benefits and terminations............................  (207,112,460)  (206,937,596)
   Contract maintenance charges................................................    (7,404,516)    (8,713,003)
                                                                                -------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........    38,216,867   (255,309,916)
                                                                                -------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.            --             --
                                                                                -------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,487,544   (266,712,270)
NET ASSETS -- BEGINNING OF PERIOD..............................................   674,962,535    941,674,805
                                                                                -------------  -------------

NET ASSETS -- END OF PERIOD.................................................... $ 703,450,079  $ 674,962,535
                                                                                =============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         9,796             --
  Redeemed.....................................................................        (7,068)            --
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................         2,728             --
                                                                                =============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       513,586         94,244
  Redeemed.....................................................................      (493,238)       (90,015)
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................        20,348          4,229
                                                                                =============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/MONTAG & CALDWELL
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,554,482) $ (1,562,532)
  Net realized gain (loss) on investments......................................    4,604,786    (3,832,437)
  Change in unrealized appreciation (depreciation) of investments..............     (729,842)   15,990,596
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    2,320,462    10,595,627
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,696,079     6,424,399
   Transfers between funds including guaranteed interest account, net..........   (9,974,453)   (5,491,466)
   Transfers for contract benefits and terminations............................   (7,940,812)   (7,731,372)
   Contract maintenance charges................................................   (2,213,752)   (2,398,972)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (15,432,938)   (9,197,411)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (13,112,476)    1,398,216
NET ASSETS -- BEGINNING OF PERIOD..............................................  174,190,074   172,791,858
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $161,077,598  $174,190,074
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          366           477
  Redeemed.....................................................................         (159)          (20)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          207           457
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       23,686         6,962
  Redeemed.....................................................................      (26,946)      (10,137)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,260)       (3,175)
                                                                                ============  ============

                                                                                 EQ/MORGAN STANLEY MID CAP
                                                                                          GROWTH*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,901,567) $ (6,483,463)
  Net realized gain (loss) on investments......................................    81,527,114     2,139,710
  Change in unrealized appreciation (depreciation) of investments..............  (132,852,052)  134,660,911
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (59,226,505)  130,317,158
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    22,203,213    19,088,458
   Transfers between funds including guaranteed interest account, net..........    37,863,905    88,611,674
   Transfers for contract benefits and terminations............................   (35,091,888)  (23,291,011)
   Contract maintenance charges................................................    (9,199,344)   (6,757,222)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    15,775,886    77,651,899
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,000            --
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (43,440,619)  207,969,057
NET ASSETS -- BEGINNING OF PERIOD..............................................   614,424,419   406,455,362
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 570,983,800  $614,424,419
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         1,011           590
  Redeemed.....................................................................          (285)         (137)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           726           453
                                                                                =============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        23,875        11,688
  Redeemed.....................................................................       (23,657)       (7,010)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           218         4,678
                                                                                =============  ============

                                                                                EQ/MUTUAL LARGE CAP EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,309,262) $    686,220
  Net realized gain (loss) on investments......................................   (9,527,288)  (15,707,826)
  Change in unrealized appreciation (depreciation) of investments..............   (1,353,986)   36,768,566
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,190,536)   21,746,960
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,771,916     3,479,102
   Transfers between funds including guaranteed interest account, net..........  (12,739,768)  (18,211,997)
   Transfers for contract benefits and terminations............................  (11,427,620)  (10,895,006)
   Contract maintenance charges................................................   (3,466,743)   (3,624,570)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (24,862,215)  (29,252,471)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (37,042,753)   (7,505,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................  231,049,778   238,555,289
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $194,007,025  $231,049,778
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           51            48
  Redeemed.....................................................................          (21)           (1)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           30            47
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        5,870         1,203
  Redeemed.....................................................................       (8,716)       (4,866)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,846)       (3,663)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/OPPENHEIMER GLOBAL*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,046,135) $ (1,594,990)
  Net realized gain (loss) on investments......................................    6,265,079    (5,794,188)
  Change in unrealized appreciation (depreciation) of investments..............  (37,740,991)   31,989,119
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (33,522,047)   24,599,941
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   14,420,197    13,281,583
   Transfers between funds including guaranteed interest account, net..........   72,762,469    55,292,392
   Transfers for contract benefits and terminations............................  (14,183,966)   (8,293,582)
   Contract maintenance charges................................................   (4,237,300)   (2,762,472)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   68,761,400    57,517,921
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --             3
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   35,239,353    82,117,865
NET ASSETS -- BEGINNING OF PERIOD..............................................  245,178,138   163,060,273
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $280,417,491  $245,178,138
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          616           306
  Redeemed.....................................................................         (162)          (43)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          454           263
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       20,642        10,580
  Redeemed.....................................................................      (14,797)       (5,120)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        5,845         5,460
                                                                                ============  ============

                                                                                  EQ/PIMCO ULTRA SHORT BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,081,290) $  (16,660,452)
  Net realized gain (loss) on investments......................................    (12,969,821)    (32,817,732)
  Change in unrealized appreciation (depreciation) of investments..............      4,551,855      40,441,026
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (20,499,256)     (9,037,158)
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     20,474,715      35,647,672
   Transfers between funds including guaranteed interest account, net..........    (22,097,758)    (36,975,938)
   Transfers for contract benefits and terminations............................    (85,324,057)    (90,378,169)
   Contract maintenance charges................................................    (17,335,189)    (19,746,167)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (104,282,289)   (111,452,602)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (124,771,545)   (120,489,760)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,294,765,559   1,415,255,319
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $1,169,994,014  $1,294,765,559
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,678           1,539
  Redeemed.....................................................................         (1,167)           (209)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            511           1,330
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         70,846          32,281
  Redeemed.....................................................................        (81,152)        (43,958)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,306)        (11,677)
                                                                                ==============  ==============

                                                                                   EQ/QUALITY BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  4,645,854  $ 52,128,835
  Net realized gain (loss) on investments......................................  (12,266,119)   (6,003,038)
  Change in unrealized appreciation (depreciation) of investments..............    6,355,955   (19,985,136)
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (1,264,310)   26,140,661
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   24,754,700    34,150,025
   Transfers between funds including guaranteed interest account, net..........  (24,697,967)   (9,692,627)
   Transfers for contract benefits and terminations............................  (37,001,498)  (36,306,894)
   Contract maintenance charges................................................   (7,141,775)   (7,338,590)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (44,086,540)  (19,188,086)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (45,350,850)    6,952,575
NET ASSETS -- BEGINNING OF PERIOD..............................................  565,295,738   558,343,163
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $519,944,888  $565,295,738
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,213        11,067
  Redeemed.....................................................................      (27,455)      (12,329)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,242)       (1,262)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                  EQ/SMALL COMPANY INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,846,725) $ (2,260,703)
  Net realized gain (loss) on investments......................................   33,177,772   (24,935,414)
  Change in unrealized appreciation (depreciation) of investments..............  (54,463,263)  125,792,660
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,132,216)   98,596,543
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,372,509    14,071,255
   Transfers between funds including guaranteed interest account, net..........  (24,868,278)  (17,676,567)
   Transfers for contract benefits and terminations............................  (26,000,265)  (20,362,790)
   Contract maintenance charges................................................   (6,387,779)   (5,991,684)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (45,883,813)  (29,959,786)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (71,006,029)   68,636,757
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,784,233   440,147,476
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $437,778,204  $508,784,233
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          216           214
  Redeemed.....................................................................         (137)          (22)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           79           192
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,949         4,584
  Redeemed.....................................................................      (19,036)       (7,147)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,087)       (2,563)
                                                                                ============  ============

                                                                                  EQ/T. ROWE PRICE GROWTH
                                                                                          STOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,118,796) $ (4,924,523)
  Net realized gain (loss) on investments......................................    5,162,523    (2,732,322)
  Change in unrealized appreciation (depreciation) of investments..............  (13,360,596)   56,083,078
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (14,316,869)   48,426,233
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   18,172,867    21,494,187
   Transfers between funds including guaranteed interest account, net..........   20,930,830    41,257,431
   Transfers for contract benefits and terminations............................  (25,928,337)  (17,689,907)
   Contract maintenance charges................................................   (5,404,524)   (4,308,822)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    7,770,836    40,752,889
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (6,536,036)   89,179,122
NET ASSETS -- BEGINNING OF PERIOD..............................................  402,261,538   313,082,416
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $395,725,502  $402,261,538
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          639           567
  Redeemed.....................................................................         (193)         (127)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          446           440
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,034         8,662
  Redeemed.....................................................................      (17,255)       (4,967)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          779         3,695
                                                                                ============  ============

                                                                                EQ/TEMPLETON GLOBAL EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    513,489  $    (58,709)
  Net realized gain (loss) on investments......................................   (7,277,283)  (11,950,986)
  Change in unrealized appreciation (depreciation) of investments..............  (11,497,469)   23,739,286
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,261,263)   11,729,591
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,788,966     6,851,036
   Transfers between funds including guaranteed interest account, net..........    2,727,929     3,687,608
   Transfers for contract benefits and terminations............................  (10,543,828)   (8,887,410)
   Contract maintenance charges................................................   (2,983,239)   (2,856,263)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (5,010,172)   (1,205,029)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (23,261,437)   10,524,562
NET ASSETS -- BEGINNING OF PERIOD..............................................  194,226,931   183,702,369
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $170,965,494  $194,226,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          110           105
  Redeemed.....................................................................          (53)          (18)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           57            87
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,107         3,697
  Redeemed.....................................................................       (8,761)       (3,946)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (654)         (249)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                 EQ/UBS GROWTH & INCOME*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (470,528) $  (494,021)
  Net realized gain (loss) on investments......................................    (238,060)  (2,127,239)
  Change in unrealized appreciation (depreciation) of investments..............  (2,235,090)   9,628,253
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (2,943,678)   7,006,993
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   3,138,369    4,282,687
   Transfers between funds including guaranteed interest account, net..........   4,644,067     (980,741)
   Transfers for contract benefits and terminations............................  (3,421,163)  (3,187,709)
   Contract maintenance charges................................................    (978,710)    (892,945)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   3,382,563     (778,708)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................     438,885    6,228,285
NET ASSETS -- BEGINNING OF PERIOD..............................................  70,027,353   63,799,068
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $70,466,238  $70,027,353
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.......................................................................      13,292        5,058
  Redeemed.....................................................................     (12,396)      (4,631)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................         896          427
                                                                                ===========  ===========

                                                                                  EQ/VAN KAMPEN COMSTOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (305,108) $   (540,884)
  Net realized gain (loss) on investments......................................   (2,981,340)   (9,464,917)
  Change in unrealized appreciation (depreciation) of investments..............   (6,069,576)   37,945,921
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (9,356,024)   27,940,120
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,376,414     5,581,392
   Transfers between funds including guaranteed interest account, net..........   22,589,584       556,523
   Transfers for contract benefits and terminations............................  (14,848,024)  (11,285,117)
   Contract maintenance charges................................................   (3,662,957)   (3,263,131)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    9,455,017    (8,410,333)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................       98,993    19,529,787
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,921,317   219,391,530
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $239,020,310  $238,921,317
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          101            87
  Redeemed.....................................................................          (42)           (4)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           59            83
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        9,637         2,566
  Redeemed.....................................................................       (8,851)       (3,651)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          786        (1,085)
                                                                                ============  ============

                                                                                   EQ/WELLS FARGO OMEGA
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (7,144,859) $ (4,851,626)
  Net realized gain (loss) on investments......................................   28,323,596    13,444,641
  Change in unrealized appreciation (depreciation) of investments..............  (63,334,553)   44,175,021
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,155,816)   52,768,036
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   22,576,367    17,657,805
   Transfers between funds including guaranteed interest account, net..........  133,274,686    67,388,141
   Transfers for contract benefits and terminations............................  (24,897,217)  (15,511,156)
   Contract maintenance charges................................................   (6,762,743)   (4,493,713)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  124,191,093    65,041,077
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,001         9,999
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   82,055,278   117,819,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  413,264,821   295,445,709
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $495,320,099  $413,264,821
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,146        11,345
  Redeemed.....................................................................      (20,894)       (5,945)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        9,252         5,400
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FIDELITY(R) VIP ASSET MANAGER:
                                                                                  GROWTH PORTFOLIO
                                                                                -----------------------------
                                                                                   2011           2010
                                                                                  ---------       --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (628)      $   (450)
  Net realized gain (loss) on investments......................................    45,162          8,181
  Change in unrealized appreciation (depreciation) of investments..............  (112,308)        56,550
                                                                                  ---------       --------
  Net Increase (decrease) in net assets from operations........................   (67,774)        64,281
                                                                                  ---------       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   353,207        535,368
   Transfers between funds including guaranteed interest account, net..........  (198,188)       181,064
   Transfers for contract benefits and terminations............................   (58,291)        (8,186)
   Contract maintenance charges................................................      (134)            --
                                                                                  ---------       --------
  Net increase (decrease) in net assets from contractowner transactions........    96,594        708,246
                                                                                  ---------       --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        (8)            33
                                                                                  ---------       --------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,812        772,560
NET ASSETS -- BEGINNING OF PERIOD..............................................   772,560             --
                                                                                  ---------       --------

NET ASSETS -- END OF PERIOD.................................................... $ 801,372       $772,560
                                                                                  =========       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................        76            119
  Redeemed.....................................................................       (68)           (53)
                                                                                  ---------       --------
  Net Increase (Decrease)......................................................         8             66
                                                                                  =========       ========

                                                                                                              FIDELITY(R) VIP
                                                                                FIDELITY(R) VIP CONTRAFUND(R)  FREEDOM 2015
                                                                                        PORTFOLIO              PORTFOLIO (C)
                                                                                ----------------------------  ---------------
                                                                                    2011           2010            2011
                                                                                 -----------    -----------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (85,297)   $    23,873       $  4,114
  Net realized gain (loss) on investments......................................     225,994         41,815         (6,564)
  Change in unrealized appreciation (depreciation) of investments..............  (1,214,510)     1,304,990        (16,617)
                                                                                 -----------    -----------      --------
  Net Increase (decrease) in net assets from operations........................  (1,073,813)     1,370,678        (19,067)
                                                                                 -----------    -----------      --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,726,196      9,917,768        464,113
   Transfers between funds including guaranteed interest account, net..........     511,060      1,377,266          7,837
   Transfers for contract benefits and terminations............................    (658,234)      (101,238)       (11,244)
   Contract maintenance charges................................................      (1,969)            (6)            --
                                                                                 -----------    -----------      --------
  Net increase (decrease) in net assets from contractowner transactions........  11,577,053     11,193,790        460,706
                                                                                 -----------    -----------      --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         14,997              8
                                                                                 -----------    -----------      --------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,503,240     12,579,465        441,647
NET ASSETS -- BEGINNING OF PERIOD..............................................  12,597,028         17,563             --
                                                                                 -----------    -----------      --------

NET ASSETS -- END OF PERIOD.................................................... $23,100,268    $12,597,028       $441,647
                                                                                 ===========    ===========      ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,364          1,092             89
  Redeemed.....................................................................        (400)           (41)           (43)
                                                                                 -----------    -----------      --------
  Net Increase (Decrease)......................................................         964          1,051             46
                                                                                 ===========    ===========      ========

                                                                                FIDELITY(R) VIP
                                                                                 FREEDOM 2020
                                                                                 PORTFOLIO (C)
                                                                                ---------------
                                                                                     2011
                                                                                ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  6,754
  Net realized gain (loss) on investments......................................       1,618
  Change in unrealized appreciation (depreciation) of investments..............     (21,546)
                                                                                   --------
  Net Increase (decrease) in net assets from operations........................     (13,174)
                                                                                   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     318,411
   Transfers between funds including guaranteed interest account, net..........     149,322
   Transfers for contract benefits and terminations............................          --
   Contract maintenance charges................................................          --
                                                                                   --------
  Net increase (decrease) in net assets from contractowner transactions........     467,733
                                                                                   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          13
                                                                                   --------

INCREASE (DECREASE) IN NET ASSETS..............................................     454,572
NET ASSETS -- BEGINNING OF PERIOD..............................................          --
                                                                                   --------

NET ASSETS -- END OF PERIOD....................................................    $454,572
                                                                                   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          60
  Redeemed.....................................................................         (12)
                                                                                   --------
  Net Increase (Decrease)......................................................          48
                                                                                   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                FIDELITY(R) VIP FIDELITY(R) VIP
                                                                                 FREEDOM 2025    FREEDOM 2030
                                                                                 PORTFOLIO (C)   PORTFOLIO (C)
                                                                                --------------- ---------------
                                                                                     2011            2011
                                                                                --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  1,731        $  2,265
  Net realized gain (loss) on investments......................................          68             308
  Change in unrealized appreciation (depreciation) of investments..............      (3,736)         (9,714)
                                                                                   --------        --------
  Net Increase (decrease) in net assets from operations........................      (1,937)         (7,141)
                                                                                   --------        --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     115,932         247,354
   Transfers between funds including guaranteed interest account, net..........       4,999         (72,596)
   Transfers for contract benefits and terminations............................        (900)             --
   Contract maintenance charges................................................          --              --
                                                                                   --------        --------
  Net increase (decrease) in net assets from contractowner transactions........     120,031         174,758
                                                                                   --------        --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --               5
                                                                                   --------        --------

INCREASE (DECREASE) IN NET ASSETS..............................................     118,094         167,622
NET ASSETS -- BEGINNING OF PERIOD..............................................          --              --
                                                                                   --------        --------

NET ASSETS -- END OF PERIOD....................................................    $118,094        $167,622
                                                                                   ========        ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          19              24
  Redeemed.....................................................................          (6)             (6)
                                                                                   --------        --------
  Net Increase (Decrease)......................................................          13              18
                                                                                   ========        ========


                                                                                FIDELITY(R) VIP MID CAP PORTFOLIO
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                  -----------       ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (122,961)      $  (18,324)
  Net realized gain (loss) on investments......................................     175,144           25,950
  Change in unrealized appreciation (depreciation) of investments..............  (1,409,604)         519,941
                                                                                  -----------       ----------
  Net Increase (decrease) in net assets from operations........................  (1,357,421)         527,567
                                                                                  -----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,970,724        4,151,129
   Transfers between funds including guaranteed interest account, net..........     324,719          770,481
   Transfers for contract benefits and terminations............................    (242,766)         (76,216)
   Contract maintenance charges................................................        (850)              (2)
                                                                                  -----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,051,827        4,845,392
                                                                                  -----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           10,000
                                                                                  -----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   4,694,406        5,382,959
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,388,840            5,881
                                                                                  -----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $10,083,246       $5,388,840
                                                                                  ===========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................         679              437
  Redeemed.....................................................................        (206)             (21)
                                                                                  -----------       ----------
  Net Increase (Decrease)......................................................         473              416
                                                                                  ===========       ==========

                                                                                FIDELITY(R) VIP STRATEGIC INCOME
                                                                                       PORTFOLIO
                                                                                -------------------------------
                                                                                    2011            2010
                                                                                  -----------      ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   486,528      $  235,780
  Net realized gain (loss) on investments......................................     343,679         163,162
  Change in unrealized appreciation (depreciation) of investments..............    (609,688)       (218,791)
                                                                                  -----------      ----------
  Net Increase (decrease) in net assets from operations........................     220,519         180,151
                                                                                  -----------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   8,082,716       5,996,892
   Transfers between funds including guaranteed interest account, net..........   2,138,521         726,700
   Transfers for contract benefits and terminations............................    (387,085)        (56,385)
   Contract maintenance charges................................................        (865)             (4)
                                                                                  -----------      ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,833,287       6,667,203
                                                                                  -----------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         496             205
                                                                                  -----------      ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,054,302       6,847,559
NET ASSETS -- BEGINNING OF PERIOD..............................................   6,870,632          23,073
                                                                                  -----------      ----------

NET ASSETS -- END OF PERIOD.................................................... $16,924,934      $6,870,632
                                                                                  ===========      ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,198             658
  Redeemed.....................................................................        (317)            (29)
                                                                                  -----------      ----------
  Net Increase (Decrease)......................................................         881             629
                                                                                  ===========      ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FRANKLIN INCOME SECURITIES
                                                                                       FUND (A)
                                                                                -------------------------
                                                                                   2011          2010
                                                                                 ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  224,231    $   14,976
  Net realized gain (loss) on investments......................................     23,069        (2,591)
  Change in unrealized appreciation (depreciation) of investments..............   (324,383)      158,862
                                                                                 ----------   ----------
  Net Increase (decrease) in net assets from operations........................    (77,083)      171,247
                                                                                 ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,497,516     2,662,103
   Transfers between funds including guaranteed interest account, net..........    367,228       992,400
   Transfers for contract benefits and terminations............................   (288,187)      (11,054)
   Contract mainten............................................................
   ance charges................................................................       (264)           --
                                                                                 ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,576,293     3,643,449
                                                                                 ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --           298
                                                                                 ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,499,210     3,814,994
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,814,994            --
                                                                                 ----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $6,314,204    $3,814,994
                                                                                 ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        561           358
  Redeemed.....................................................................       (336)           (6)
                                                                                 ----------   ----------
  Net Increase (Decrease)......................................................        225           352
                                                                                 ==========   ==========

                                                                                                          FRANKLIN TEMPLETON VIP
                                                                                FRANKLIN STRATEGIC INCOME     FOUNDING FUNDS
                                                                                    SECURITIES FUND         ALLOCATION FUND (A)
                                                                                -----------------------   ----------------------
                                                                                    2011         2010        2011        2010
                                                                                -----------   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   357,318   $   46,154  $  (20,788) $   15,184
  Net realized gain (loss) on investments......................................      12,298        7,038      22,282         859
  Change in unrealized appreciation (depreciation) of investments..............    (375,251)     113,388     (46,150)     54,429
                                                                                -----------   ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations........................      (5,635)     166,580     (44,656)     70,472
                                                                                -----------   ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,558,448    3,764,694     563,376     862,343
   Transfers between funds including guaranteed interest account, net..........   1,610,620      981,718     (81,329)    170,851
   Transfers for contract benefits and terminations............................    (396,758)     (78,141)    (95,162)       (481)
   Contract mainten............................................................
   ance charges................................................................        (775)          (6)       (156)         --
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,771,535    4,668,265     386,729   1,032,713
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       24,997       1,924          77
                                                                                -----------   ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,765,900    4,859,842     343,997   1,103,262
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,906,181       46,339   1,103,262          --
                                                                                -----------   ----------  ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $11,672,081   $4,906,181  $1,447,259  $1,103,262
                                                                                ===========   ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         797          465         215         108
  Redeemed.....................................................................        (198)         (30)       (178)         (4)
                                                                                -----------   ----------  ----------  ----------
  Net Increase (Decrease)......................................................         599          435          37         104
                                                                                ===========   ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 GOLDMAN SACHS VIT MID  INVESCO V.I. DIVIDEND
                                                                                    CAP VALUE FUND         GROWTH FUND (E)
                                                                                ----------------------  ---------------------
                                                                                   2011        2010             2011
                                                                                ----------  ----------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (33,423) $   (4,057)      $  (10,444)
  Net realized gain (loss) on investments......................................     97,623      20,694           (7,901)
  Change in unrealized appreciation (depreciation) of investments..............   (571,636)    366,648           21,913
                                                                                ----------  ----------       ----------
  Net Increase (decrease) in net assets from operations........................   (507,436)    383,285            3,568
                                                                                ----------  ----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,473,949   2,555,130          302,636
   Transfers between funds including guaranteed interest account, net..........    434,900     201,034          931,813
   Transfers for contract benefits and terminations............................   (103,728)    (13,427)         (83,055)
   Contract maintenance charges................................................       (519)         (2)             (43)
                                                                                ----------  ----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,804,602   2,742,735        1,151,351
                                                                                ----------  ----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        401         101              (14)
                                                                                ----------  ----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,297,567   3,126,121        1,154,905
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,128,626       2,505               --
                                                                                ----------  ----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $6,426,193  $3,128,626       $1,154,905
                                                                                ==========  ==========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --              184
  Redeemed.....................................................................         --          --              (74)
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................         --          --              110
                                                                                ==========  ==========       ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................        402         271               --
  Redeemed.....................................................................       (103)        (28)              --
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................        299         243               --
                                                                                ==========  ==========       ==========

                                                                                INVESCO V.I. GLOBAL REAL
                                                                                      ESTATE FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   394,597  $  113,606
  Net realized gain (loss) on investments......................................      47,979       6,434
  Change in unrealized appreciation (depreciation) of investments..............  (1,767,798)    299,536
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (1,325,222)    419,576
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,747,103   4,431,862
   Transfers between funds including guaranteed interest account, net..........   2,160,665     859,574
   Transfers for contract benefits and terminations............................    (235,206)    (21,125)
   Contract maintenance charges................................................        (911)         --
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,671,651   5,270,311
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         999         299
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,347,428   5,690,186
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,701,695      11,509
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,049,123  $5,701,695
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       1,221         488
  Redeemed.....................................................................        (225)         (6)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         996         482
                                                                                ===========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   INVESCO V.I.     INVESCO V.I. INTERNATIONAL
                                                                                HIGH YIELD FUND (C)       GROWTH FUND
                                                                                ------------------- -------------------------
                                                                                       2011            2011          2010
                                                                                -------------------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................     $     (241)     $  (34,752)   $   18,769
  Net realized gain (loss) on investments......................................         (8,261)        154,602         3,607
  Change in unrealized appreciation (depreciation) of investments..............        (19,663)       (919,864)      336,872
                                                                                    ----------       ----------   ----------
  Net Increase (decrease) in net assets from operations........................        (28,165)       (800,014)      359,248
                                                                                    ----------       ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................      1,719,114       5,901,351     3,316,405
   Transfers between funds including guaranteed interest account, net..........        340,935         316,952       506,317
   Transfers for contract benefits and terminations............................        (26,011)       (150,481)      (17,882)
   Contract maintenance charges................................................             --            (600)           (2)
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........      2,034,038       6,067,222     3,804,838
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             63             499           200
                                                                                    ----------       ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................      2,005,936       5,267,707     4,164,286
NET ASSETS -- BEGINNING OF PERIOD..............................................             --       4,164,286            --
                                                                                    ----------       ----------   ----------

NET ASSETS -- END OF PERIOD....................................................     $2,005,936      $9,431,993    $4,164,286
                                                                                    ==========       ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................            260             721           371
  Redeemed.....................................................................            (53)           (183)           (5)
                                                                                    ----------       ----------   ----------
  Net Increase (Decrease)......................................................            207             538           366
                                                                                    ==========       ==========   ==========

                                                                                                           INVESCO V.I. MID CAP
                                                                                INVESCO V.I. LEISURE FUND    CORE EQUITY FUND
                                                                                ------------------------  ----------------------
                                                                                  2011         2010          2011        2010
                                                                                 --------     --------    ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,445)    $   (352)    $  (28,451) $   (4,611)
  Net realized gain (loss) on investments......................................    3,549          628         29,040       2,876
  Change in unrealized appreciation (depreciation) of investments..............  (23,427)      12,057       (225,536)    118,073
                                                                                 --------     --------    ----------  ----------
  Net Increase (decrease) in net assets from operations........................  (22,323)      12,333       (224,947)    116,338
                                                                                 --------     --------    ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  177,887       94,133      1,207,734   1,081,781
   Transfers between funds including guaranteed interest account, net..........   27,258       27,981        137,663     242,444
   Transfers for contract benefits and terminations............................   (2,064)          --        (36,918)     (8,395)
   Contract maintenance charges................................................      (24)          --           (240)         (3)
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  203,057      122,114      1,308,239   1,315,827
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       --           --             --          --
                                                                                 --------     --------    ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  180,734      134,447      1,083,292   1,432,165
NET ASSETS -- BEGINNING OF PERIOD..............................................  134,447           --      1,432,799         634
                                                                                 --------     --------    ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $315,181     $134,447     $2,516,091  $1,432,799
                                                                                 ========     ========    ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       25           13            176         129
  Redeemed.....................................................................       (9)          (2)           (65)         (6)
                                                                                 --------     --------    ----------  ----------
  Net Increase (Decrease)......................................................       16           11            111         123
                                                                                 ========     ========    ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                INVESCO V.I. SMALL CAP   IVY FUNDS VIP
                                                                                     EQUITY FUND       ASSET STRATEGY (C)
                                                                                --------------------   ------------------
                                                                                   2011        2010           2011
                                                                                ----------   --------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (26,281)  $ (5,405)     $  (28,551)
  Net realized gain (loss) on investments......................................     37,909    (25,501)       (126,608)
  Change in unrealized appreciation (depreciation) of investments..............   (141,658)   141,132        (429,100)
                                                                                ----------   --------      ----------
  Net Increase (decrease) in net assets from operations........................   (130,030)   110,226        (584,259)
                                                                                ----------   --------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,315,712    674,292       5,249,607
   Transfers between funds including guaranteed interest account, net..........    344,268    214,496       1,893,193
   Transfers for contract benefits and terminations............................    (38,449)   (48,638)        (98,373)
   Contract maintenance charges................................................       (172)        --             (94)
                                                                                ----------   --------      ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,621,359    840,150       7,044,333
                                                                                ----------   --------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --         --             499
                                                                                ----------   --------      ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,491,329    950,376       6,460,573
NET ASSETS -- BEGINNING OF PERIOD..............................................    950,376         --              --
                                                                                ----------   --------      ----------

NET ASSETS -- END OF PERIOD.................................................... $2,441,705   $950,376      $6,460,573
                                                                                ==========   ========      ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --         --           1,076
  Redeemed.....................................................................         --         --            (358)
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................         --         --             718
                                                                                ==========   ========      ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................        221        101              --
  Redeemed.....................................................................       (106)       (30)             --
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................        115         71              --
                                                                                ==========   ========      ==========

                                                                                IVY FUNDS VIP DIVIDEND
                                                                                     OPPORTUNITIES        IVY FUNDS VIP ENERGY
                                                                                ----------------------  -----------------------
                                                                                   2011        2010         2011        2010
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (29,952) $  (14,382) $   (90,890) $  (11,920)
  Net realized gain (loss) on investments......................................    205,863      (2,123)     213,470     (22,116)
  Change in unrealized appreciation (depreciation) of investments..............   (653,300)    511,615   (1,132,222)    468,805
                                                                                ----------  ----------  -----------  ----------
  Net Increase (decrease) in net assets from operations........................   (477,389)    495,110   (1,009,642)    434,769
                                                                                ----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,408,366   3,292,575    5,245,122   1,874,270
   Transfers between funds including guaranteed interest account, net..........    419,993     670,688    1,626,952     559,232
   Transfers for contract benefits and terminations............................   (137,806)    (73,191)    (130,167)    (23,036)
   Contract maintenance charges................................................       (574)        (10)        (425)         --
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,689,979   3,890,062    6,741,482   2,410,466
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         74         197          458          42
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  3,212,664   4,385,369    5,732,298   2,845,277
NET ASSETS -- BEGINNING OF PERIOD..............................................  4,398,788      13,419    2,845,748         471
                                                                                ----------  ----------  -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $7,611,452  $4,398,788  $ 8,578,046  $2,845,748
                                                                                ==========  ==========  ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        509         398          682         295
  Redeemed.....................................................................       (191)        (21)        (140)        (66)
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................        318         377          542         229
                                                                                ==========  ==========  ===========  ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --           --          --
  Redeemed.....................................................................         --          --           --          --
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................         --          --           --          --
                                                                                ==========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP GLOBAL NATURAL
                                                                                       RESOURCES
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,349)   $  (26,243)
  Net realized gain (loss) on investments......................................     193,686       (23,831)
  Change in unrealized appreciation (depreciation) of investments..............  (2,254,071)      824,015
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (2,166,734)      773,941
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,531,746     3,357,438
   Transfers between funds including guaranteed interest account, net..........     828,109       840,262
   Transfers for contract benefits and terminations............................    (330,465)      (36,658)
   Contract maintenance charges................................................        (735)           (3)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   5,028,655     4,161,039
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         7,997
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   2,861,921     4,942,977
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,016,184        73,207
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $ 7,878,105    $5,016,184
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         751           471
  Redeemed.....................................................................        (318)          (59)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         433           412
                                                                                 ===========    ==========

                                                                                IVY FUNDS VIP HIGH INCOME
                                                                                -----------------------
                                                                                    2011         2010
                                                                                -----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   802,049   $   89,755
  Net realized gain (loss) on investments......................................     128,351       22,354
  Change in unrealized appreciation (depreciation) of investments..............    (491,371)     397,231
                                                                                -----------   ----------
  Net Increase (decrease) in net assets from operations........................     439,029      509,340
                                                                                -----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  10,148,647    6,833,466
   Transfers between funds including guaranteed interest account, net..........   4,213,433    1,759,195
   Transfers for contract benefits and terminations............................    (610,231)     (60,895)
   Contract maintenance charges................................................      (1,287)          (7)
                                                                                -----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  13,750,562    8,531,759
                                                                                -----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        7,999
                                                                                -----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,189,591    9,049,098
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,074,155       25,057
                                                                                -----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $23,263,746   $9,074,155
                                                                                ===========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................       1,726          848
  Redeemed.....................................................................        (578)         (72)
                                                                                -----------   ----------
  Net Increase (Decrease)......................................................       1,148          776
                                                                                ===========   ==========

                                                                                IVY FUNDS VIP MID CAP GROWTH
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   134,634    $  (21,737)
  Net realized gain (loss) on investments......................................     325,380        10,693
  Change in unrealized appreciation (depreciation) of investments..............    (934,920)      663,279
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................    (474,906)      652,235
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,428,745     3,087,205
   Transfers between funds including guaranteed interest account, net..........   2,988,712       710,125
   Transfers for contract benefits and terminations............................    (568,874)      (42,819)
   Contract maintenance charges................................................        (677)           (4)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,847,906     3,754,507
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         501            --
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,373,501     4,406,742
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,427,374        20,632
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $10,800,875    $4,427,374
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         787           337
  Redeemed.....................................................................        (299)          (11)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         488           326
                                                                                 ===========    ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP SCIENCE AND IVY FUNDS VIP SMALL CAP
                                                                                      TECHNOLOGY                  GROWTH
                                                                                ------------------------  ----------------------
                                                                                   2011         2010         2011        2010
                                                                                ----------   ----------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   99,331   $  (17,200)  $  (32,215) $  (20,635)
  Net realized gain (loss) on investments......................................    110,943       35,891      214,618       6,893
  Change in unrealized appreciation (depreciation) of investments..............   (883,390)     226,046     (982,628)    614,001
                                                                                ----------   ----------   ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (673,116)     244,737     (800,225)    600,259
                                                                                ----------   ----------   ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  4,050,997    2,180,871    2,971,515   2,563,013
   Transfers between funds including guaranteed interest account, net..........    794,879      309,419      306,866     601,042
   Transfers for contract benefits and terminations............................   (123,045)     (56,595)    (344,498)    (24,472)
   Contract maintenance charges................................................       (549)          (2)        (409)         (3)
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,722,282    2,433,693    2,933,474   3,139,580
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        435           65           --       5,000
                                                                                ----------   ----------   ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,049,601    2,678,495    2,133,249   3,744,839
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,680,479        1,984    3,748,119       3,280
                                                                                ----------   ----------   ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,730,080   $2,680,479   $5,881,368  $3,748,119
                                                                                ==========   ==========   ==========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        625          250          386         296
  Redeemed.....................................................................       (238)         (23)        (168)        (17)
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................        387          227          218         279
                                                                                ==========   ==========   ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................         --           --           --          --
  Redeemed.....................................................................         --           --           --          --
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................         --           --           --          --
                                                                                ==========   ==========   ==========  ==========

                                                                                LAZARD RETIREMENT EMERGING
                                                                                MARKETS EQUITY PORTFOLIO
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   268,197   $    64,079
  Net realized gain (loss) on investments......................................     161,512        33,247
  Change in unrealized appreciation (depreciation) of investments..............  (5,462,153)    1,144,429
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (5,032,444)    1,241,755
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,335,076    10,027,200
   Transfers between funds including guaranteed interest account, net..........   2,497,689     1,947,357
   Transfers for contract benefits and terminations............................    (636,240)     (107,238)
   Contract maintenance charges................................................      (2,195)           --
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  19,194,330    11,867,319
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         4,997
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,161,886    13,114,071
NET ASSETS -- BEGINNING OF PERIOD..............................................  13,136,593        22,522
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $27,298,479   $13,136,593
                                                                                ===========   ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................       2,069         1,105
  Redeemed.....................................................................        (397)          (43)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,672         1,062
                                                                                ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 LORD ABBETT                 LORD ABBETT
                                                                                    BOND       LORD ABBETT     GROWTH
                                                                                  DEBENTURE   CLASSIC STOCK OPPORTUNITIES
                                                                                PORTFOLIO (C) PORTFOLIO (C) PORTFOLIO (C)
                                                                                ------------- ------------- -------------
                                                                                    2011          2011          2011
                                                                                ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................   $ 37,411     $    1,788     $  (4,031)
  Net realized gain (loss) on investments......................................      4,434         (7,765)      123,548
  Change in unrealized appreciation (depreciation) of investments..............    (35,129)       (36,546)     (181,899)
                                                                                  --------     ----------     ---------
  Net Increase (decrease) in net assets from operations........................      6,716        (42,523)      (62,382)
                                                                                  --------     ----------     ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    576,361      1,057,723       591,208
   Transfers between funds including guaranteed interest account, net..........    247,633         39,910        82,482
   Transfers for contract benefits and terminations............................     (4,103)        (5,379)       (8,664)
   Contract maintenance charges................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net increase (decrease) in net assets from contractowner transactions........    819,891      1,092,254       665,026
                                                                                  --------     ----------     ---------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31             29            17
                                                                                  --------     ----------     ---------

INCREASE (DECREASE) IN NET ASSETS..............................................    826,638      1,049,760       602,661
NET ASSETS -- BEGINNING OF PERIOD..............................................         --             --            --
                                                                                  --------     ----------     ---------

NET ASSETS -- END OF PERIOD....................................................   $826,638     $1,049,760     $ 602,661
                                                                                  ========     ==========     =========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................         --             --            --
  Redeemed.....................................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         --             --            --
                                                                                  ========     ==========     =========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         97            163            94
  Redeemed.....................................................................        (15)           (42)          (21)
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         82            121            73
                                                                                  ========     ==========     =========


                                                                                  MFS(R) INTERNATIONAL
                                                                                    VALUE PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (19,863) $  (20,072)
  Net realized gain (loss) on investments......................................     114,738       1,780
  Change in unrealized appreciation (depreciation) of investments..............    (629,382)    405,374
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (534,507)    387,082
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   7,808,361   4,346,575
   Transfers between funds including guaranteed interest account, net..........   1,706,319     753,351
   Transfers for contract benefits and terminations............................    (223,830)    (69,928)
   Contract maintenance charges................................................      (1,037)         (6)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,289,813   5,029,992
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,755,306   5,422,071
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,424,591       2,520
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $14,179,897  $5,424,591
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................       1,074         523
  Redeemed.....................................................................        (221)        (22)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         853         501
                                                                                ===========  ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========


                                                                                MFS(R) INVESTORS GROWTH STOCK
                                                                                        SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (32,600)    $   (8,018)
  Net realized gain (loss) on investments......................................    177,894          1,529
  Change in unrealized appreciation (depreciation) of investments..............   (200,709)       192,276
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    (55,415)       185,787
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,489,388      1,573,066
   Transfers between funds including guaranteed interest account, net..........     23,430        122,655
   Transfers for contract benefits and terminations............................    (64,398)        (7,400)
   Contract maintenance charges................................................       (254)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,448,166      1,688,321
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        429             73
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,393,180      1,874,181
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,874,181             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $3,267,361     $1,874,181
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        325            165
  Redeemed.....................................................................       (201)            (3)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        124            162
                                                                                 ==========     ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MFS(R) INVESTORS TRUST SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,102)    $   (4,935)
  Net realized gain (loss) on investments......................................     36,451          2,000
  Change in unrealized appreciation (depreciation) of investments..............   (141,875)       109,869
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (117,526)       106,934
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,529,309      1,002,551
   Transfers between funds including guaranteed interest account, net..........     22,946        147,780
   Transfers for contract benefits and terminations............................    (52,454)        (8,259)
   Contract maintenance charges................................................       (231)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,499,570      1,142,072
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,382,044      1,249,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,249,006             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $2,631,050     $1,249,006
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        194            120
  Redeemed.....................................................................        (62)            (9)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        132            111
                                                                                 ==========     ==========

                                                                                MFS(R) TECHNOLOGY PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (41,075)   $  (10,172)
  Net realized gain (loss) on investments......................................    149,913        (6,570)
  Change in unrealized appreciation (depreciation) of investments..............   (165,255)      204,827
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    (56,417)      188,085
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,456,635     1,463,738
   Transfers between funds including guaranteed interest account, net..........    410,623       257,417
   Transfers for contract benefits and terminations............................   (112,423)      (10,492)
   Contract maintenance charges................................................       (282)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,754,553     1,710,663
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        428            72
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,698,564     1,898,820
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,898,820            --
                                                                                 ----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $3,597,384    $1,898,820
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        258           181
  Redeemed.....................................................................       (117)          (25)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        141           156
                                                                                 ==========    ==========

                                                                                MFS(R) UTILITIES SERIES
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   55,881  $      321
  Net realized gain (loss) on investments......................................    101,998       3,866
  Change in unrealized appreciation (depreciation) of investments..............    (12,899)    151,823
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................    144,980     156,010
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,372,460   1,202,233
   Transfers between funds including guaranteed interest account, net..........  1,950,969     294,963
   Transfers for contract benefits and terminations............................    (55,032)     (4,784)
   Contract maintenance charges................................................       (240)         (1)
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,268,157   1,492,411
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        444          55
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,413,581   1,648,476
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,648,476          --
                                                                                ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,062,057  $1,648,476
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        452         149
  Redeemed.....................................................................       (101)         (9)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        351         140
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER AGGRESSIVE
                                                                                        EQUITY* (B)
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,884,775) $ (3,300,754)
  Net realized gain (loss) on investments......................................       565,834   (10,011,442)
  Change in unrealized appreciation (depreciation) of investments..............   (31,253,911)   67,064,699
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (38,572,852)   53,752,503
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,442,145     6,396,795
   Transfers between funds including guaranteed interest account, net..........   (36,944,938)  209,262,252
   Transfers for contract benefits and terminations............................   (36,721,448)  (22,771,842)
   Contract maintenance charges................................................    (7,266,769)   (5,214,681)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (73,491,010)  187,672,524
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002         5,306
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (112,053,860)  241,430,333
NET ASSETS -- BEGINNING OF PERIOD..............................................   579,538,936   338,108,603
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 467,485,076  $579,538,936
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        11,654        14,223
  Redeemed.....................................................................       (15,283)       (4,635)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,629)        9,588
                                                                                =============  ============

                                                                                    MULTIMANAGER CORE BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,316,693  $   14,969,343
  Net realized gain (loss) on investments......................................     59,685,946      31,944,676
  Change in unrealized appreciation (depreciation) of investments..............    (24,544,791)      2,327,617
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................     48,457,848      49,241,636
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,425,121      54,471,139
   Transfers between funds including guaranteed interest account, net..........    159,302,963      99,642,576
   Transfers for contract benefits and terminations............................    (90,705,087)    (76,218,848)
   Contract maintenance charges................................................    (15,967,267)    (14,448,356)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........     96,055,730      63,446,511
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    144,523,576     112,688,147
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,150,821,789   1,038,133,642
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,295,345,365  $1,150,821,789
                                                                                ==============  ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         63,639          32,660
  Redeemed.....................................................................        (56,251)        (27,671)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          7,388           4,989
                                                                                ==============  ==============

                                                                                        MULTIMANAGER
                                                                                   INTERNATIONAL EQUITY*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     590,594  $  6,306,819
  Net realized gain (loss) on investments......................................   (22,647,381)  (30,024,963)
  Change in unrealized appreciation (depreciation) of investments..............   (57,874,848)   44,641,850
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (79,931,635)   20,923,706
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,689,436     8,962,430
   Transfers between funds including guaranteed interest account, net..........   (11,521,718)  (16,962,668)
   Transfers for contract benefits and terminations............................   (22,297,990)  (19,864,038)
   Contract maintenance charges................................................    (5,684,668)   (5,971,528)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (31,814,940)  (33,835,804)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        24,998        20,500
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (111,721,577)  (12,891,598)
NET ASSETS -- BEGINNING OF PERIOD..............................................   445,015,038   457,906,636
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 333,293,461  $445,015,038
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        14,213         3,288
  Redeemed.....................................................................       (16,602)       (6,035)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (2,389)       (2,747)
                                                                                =============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MULTIMANAGER LARGE CAP CORE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,650,400) $ (1,609,490)
  Net realized gain (loss) on investments......................................     (376,630)   (5,914,448)
  Change in unrealized appreciation (depreciation) of investments..............  (10,729,788)   20,335,514
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,756,818)   12,811,576
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    3,897,390     3,422,349
   Transfers between funds including guaranteed interest account, net..........      804,459     5,498,775
   Transfers for contract benefits and terminations............................   (8,818,051)   (7,545,457)
   Contract maintenance charges................................................   (1,926,093)   (1,793,031)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (6,042,295)     (417,364)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (18,789,113)   12,394,212
NET ASSETS -- BEGINNING OF PERIOD..............................................  145,357,536   132,963,324
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $126,568,423  $145,357,536
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,701         2,847
  Redeemed.....................................................................       (8,312)       (2,943)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (611)          (96)
                                                                                ============  ============

                                                                                  MULTIMANAGER LARGE CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,711,358) $ (2,260,430)
  Net realized gain (loss) on investments......................................  (15,927,306)  (20,081,892)
  Change in unrealized appreciation (depreciation) of investments..............   (6,200,830)   63,553,047
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,839,494)   41,210,725
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,239,641     7,645,471
   Transfers between funds including guaranteed interest account, net..........  (21,537,376)  (18,493,905)
   Transfers for contract benefits and terminations............................  (23,210,437)  (21,956,412)
   Contract maintenance charges................................................   (4,855,251)   (5,061,232)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (43,363,423)  (37,866,078)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       23,285        10,715
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (67,179,632)    3,355,362
NET ASSETS -- BEGINNING OF PERIOD..............................................  390,158,596   386,803,234
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $322,978,964  $390,158,596
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,031         2,095
  Redeemed.....................................................................      (16,462)       (5,348)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,431)       (3,253)
                                                                                ============  ============

                                                                                   MULTIMANAGER MID CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,950,107) $ (4,486,343)
  Net realized gain (loss) on investments......................................    4,265,882   (11,872,172)
  Change in unrealized appreciation (depreciation) of investments..............  (29,427,772)   86,729,962
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,111,997)   70,371,447
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,682,211     5,903,356
   Transfers between funds including guaranteed interest account, net..........  (13,309,166)      236,202
   Transfers for contract benefits and terminations............................  (23,486,952)  (17,993,249)
   Contract maintenance charges................................................   (4,542,864)   (4,129,294)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (35,656,771)  (15,982,985)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       25,516         4,484
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (65,743,252)   54,392,946
NET ASSETS -- BEGINNING OF PERIOD..............................................  351,918,776   297,525,830
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $286,175,524  $351,918,776
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,750         3,776
  Redeemed.....................................................................      (15,653)       (5,462)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,903)       (1,686)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   MULTIMANAGER MID CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,754,180) $ (2,481,550)
  Net realized gain (loss) on investments......................................    4,239,303    (7,974,382)
  Change in unrealized appreciation (depreciation) of investments..............  (58,698,724)   86,985,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (60,213,601)   76,529,098
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,508,274     8,105,066
   Transfers between funds including guaranteed interest account, net..........   13,237,116    11,044,753
   Transfers for contract benefits and terminations............................  (24,283,664)  (20,165,978)
   Contract maintenance charges................................................   (5,368,284)   (4,820,401)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (8,906,558)   (5,836,560)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       24,999        16,500
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (69,095,160)   70,709,038
NET ASSETS -- BEGINNING OF PERIOD..............................................  412,468,795   341,759,757
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $343,373,635  $412,468,795
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,414         4,226
  Redeemed.....................................................................      (14,111)       (4,804)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (697)         (578)
                                                                                ============  ============

                                                                                    MULTIMANAGER MULTI-
                                                                                       SECTOR BOND*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 14,609,978  $  7,139,639
  Net realized gain (loss) on investments......................................  (40,965,657)  (43,869,658)
  Change in unrealized appreciation (depreciation) of investments..............   48,131,497    66,814,688
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   21,775,818    30,084,669
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,540,092     9,246,784
   Transfers between funds including guaranteed interest account, net..........   20,995,393    51,873,040
   Transfers for contract benefits and terminations............................  (47,895,293)  (42,777,795)
   Contract maintenance charges................................................   (7,679,861)   (7,490,513)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (27,039,669)   10,851,516
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       28,693        37,999
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................   (5,235,158)   40,974,184
NET ASSETS -- BEGINNING OF PERIOD..............................................  619,465,685   578,491,501
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $614,230,527  $619,465,685
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,283         9,449
  Redeemed.....................................................................      (25,579)       (7,856)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,296)        1,593
                                                                                ============  ============

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,150,088) $ (3,035,539)
  Net realized gain (loss) on investments......................................      273,172    (9,987,140)
  Change in unrealized appreciation (depreciation) of investments..............  (34,258,406)   61,443,500
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (37,135,322)   48,420,821
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,998,248     5,913,458
   Transfers between funds including guaranteed interest account, net..........  (13,657,298)   (3,629,128)
   Transfers for contract benefits and terminations............................  (11,817,990)   (9,590,691)
   Contract maintenance charges................................................   (3,096,628)   (2,959,627)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (23,573,668)  (10,265,988)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (60,698,990)   38,154,833
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,116,044   199,961,211
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $177,417,054  $238,116,044
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       17,212         5,949
  Redeemed.....................................................................      (20,377)       (7,430)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,165)       (1,481)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,760,956) $ (5,585,595)
  Net realized gain (loss) on investments......................................  (17,991,023)  (39,496,152)
  Change in unrealized appreciation (depreciation) of investments..............  (18,742,289)  132,997,447
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,494,268)   87,915,700
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,296,362     6,361,073
   Transfers between funds including guaranteed interest account, net..........  (25,444,413)  (17,602,238)
   Transfers for contract benefits and terminations............................  (30,195,343)  (26,593,649)
   Contract maintenance charges................................................   (5,158,689)   (5,355,840)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (55,502,083)  (43,190,654)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       26,590        28,835
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,969,761)   44,753,881
NET ASSETS -- BEGINNING OF PERIOD..............................................  463,525,546   418,771,665
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $365,555,785  $463,525,546
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       11,278         3,839
  Redeemed.....................................................................      (15,207)       (7,339)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,929)       (3,500)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 MULTIMANAGER TECHNOLOGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,002,375) $ (5,350,390)
  Net realized gain (loss) on investments......................................   15,578,501     8,933,618
  Change in unrealized appreciation (depreciation) of investments..............  (35,513,441)   49,871,744
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,937,315)   53,454,972
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,037,038     8,805,930
   Transfers between funds including guaranteed interest account, net..........    2,306,548     8,218,313
   Transfers for contract benefits and terminations............................  (25,027,884)  (20,104,444)
   Contract maintenance charges................................................   (5,445,045)   (4,791,220)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,129,343)   (7,871,421)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (47,066,658)   45,583,551
NET ASSETS -- BEGINNING OF PERIOD..............................................  410,615,670   365,032,119
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $363,549,012  $410,615,670
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       19,848         9,748
  Redeemed.....................................................................      (21,717)      (10,861)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,869)       (1,113)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                MUTUAL SHARES SECURITIES
                                                                                       FUND (A)
                                                                                ----------------------
                                                                                   2011         2010
                                                                                ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   53,853   $    1,005
  Net realized gain (loss) on investments......................................     14,888          (68)
  Change in unrealized appreciation (depreciation) of investments..............   (242,829)      78,050
                                                                                ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (174,088)      78,987
                                                                                ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,514,329    1,293,546
   Transfers between funds including guaranteed interest account, net..........    834,742      192,509
   Transfers for contract benefits and terminations............................    (93,895)      (3,170)
   Contract maintenance charges................................................       (370)          --
                                                                                ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,254,806    1,482,885
                                                                                ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        436           63
                                                                                ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,081,154    1,561,935
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,561,935           --
                                                                                ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $5,643,089   $1,561,935
                                                                                ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --           --
  Redeemed.....................................................................         --           --
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................         --           --
                                                                                ==========   ==========
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        568          147
  Redeemed.....................................................................       (175)          (1)
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................        393          146
                                                                                ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST COMMODITYREALRETURN(R)
                                                                                   STRATEGY PORTFOLIO
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,018,861    $  204,287
  Net realized gain (loss) on investments......................................      90,665        58,047
  Change in unrealized appreciation (depreciation) of investments..............  (2,283,978)      350,502
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (1,174,452)      612,836
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   6,095,590     2,893,946
   Transfers between funds including guaranteed interest account, net..........   1,741,746       610,171
   Transfers for contract benefits and terminations............................    (141,268)      (30,858)
   Contract maintenance charges................................................        (551)           --
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   7,695,517     3,473,259
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         500           200
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,521,565     4,086,295
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,086,295            --
                                                                                 -----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $10,607,860    $4,086,295
                                                                                 ===========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         808           326
  Redeemed.....................................................................        (224)          (10)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         584           316
                                                                                 ===========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST EMERGING MARKETS BOND
                                                                                       PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  275,783    $   69,368
  Net realized gain (loss) on investments......................................     63,020        33,647
  Change in unrealized appreciation (depreciation) of investments..............    (18,207)      (12,577)
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    320,596        90,438
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,199,013     4,628,318
   Transfers between funds including guaranteed interest account, net..........  1,249,104       475,640
   Transfers for contract benefits and terminations............................   (315,375)      (52,766)
   Contract maintenance charges................................................       (812)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,131,930     5,051,192
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        790           384
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,453,316     5,142,014
NET ASSETS -- BEGINNING OF PERIOD..............................................  5,237,956        95,942
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $9,691,272    $5,237,956
                                                                                 ==========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................        729           512
  Redeemed.....................................................................       (366)          (50)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        363           462
                                                                                 ==========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST REAL RETURN
                                                                                       PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    65,240  $   57,951
  Net realized gain (loss) on investments......................................   1,228,845      34,827
  Change in unrealized appreciation (depreciation) of investments..............     534,326     (50,511)
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................   1,828,411      42,267
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,924,736   8,902,445
   Transfers between funds including guaranteed interest account, net..........   5,061,621   1,110,278
   Transfers for contract benefits and terminations............................    (736,649)   (144,553)
   Contract maintenance charges................................................      (1,761)         (4)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  22,247,947   9,868,166
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       3,803         500
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,080,161   9,910,933
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,981,898      70,965
                                                                                -----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $34,062,059  $9,981,898
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       2,700         979
  Redeemed.....................................................................        (721)        (46)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................       1,979         933
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST TOTAL RETURN
                                                                                        PORTFOLIO           PROFUND VP BEAR
                                                                                ------------------------  ------------------
                                                                                    2011         2010       2011      2010
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   427,606  $   559,548  $(10,131) $ (3,972)
  Net realized gain (loss) on investments......................................     727,420      204,378   (81,574)  (14,568)
  Change in unrealized appreciation (depreciation) of investments..............    (527,898)    (666,627)    5,881   (62,175)
                                                                                -----------  -----------  --------  --------
  Net Increase (decrease) in net assets from operations........................     627,128       97,299   (85,824)  (80,715)
                                                                                -----------  -----------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  27,111,097   21,875,302   107,940   370,498
   Transfers between funds including guaranteed interest account, net..........   5,807,725    2,212,962   389,826   134,042
   Transfers for contract benefits and terminations............................  (1,555,215)    (170,457)  (12,964)   (8,433)
   Contract maintenance charges................................................      (3,025)         (20)      (99)       --
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in net assets from contractowner transactions........  31,360,582   23,917,787   484,703   496,107
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       2,364        2,376        --     4,999
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS..............................................  31,990,074   24,017,462   398,879   420,391
NET ASSETS -- BEGINNING OF PERIOD..............................................  24,095,593       78,131   431,501    11,110
                                                                                -----------  -----------  --------  --------
NET ASSETS -- END OF PERIOD.................................................... $56,085,667  $24,095,593  $830,380  $431,501
                                                                                ===========  ===========  ========  ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       4,046        2,431        --        --
  Redeemed.....................................................................      (1,137)        (171)       --        --
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................       2,909        2,260        --        --
                                                                                ===========  ===========  ========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --           --       483       126
  Redeemed.....................................................................          --           --      (420)      (72)
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................          --           --        63        54
                                                                                ===========  ===========  ========  ========


                                                                                PROFUND VP BIOTECHNOLOGY
                                                                                -----------------------
                                                                                   2011         2010
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (22,069)   $ (3,975)
  Net realized gain (loss) on investments......................................     40,406      (2,698)
  Change in unrealized appreciation (depreciation) of investments..............     39,079      27,806
                                                                                 ----------   --------
  Net Increase (decrease) in net assets from operations........................     57,416      21,133
                                                                                 ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,163,535     558,226
   Transfers between funds including guaranteed interest account, net..........    228,110     162,608
   Transfers for contract benefits and terminations............................    (48,771)     (3,516)
   Contract maintenance charges................................................       (161)         --
                                                                                 ----------   --------
  Net increase (decrease) in net assets from contractowner transactions........  1,342,713     717,318
                                                                                 ----------   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        459          40
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,400,588     738,491
NET ASSETS -- BEGINNING OF PERIOD..............................................    742,095       3,604
                                                                                 ----------   --------
NET ASSETS -- END OF PERIOD.................................................... $2,142,683    $742,095
                                                                                 ==========   ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................         --          --
                                                                                 ==========   ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        187          75
  Redeemed.....................................................................        (63)         (4)
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................        124          71
                                                                                 ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                RYDEX | SGI VT ALTERNATIVE  RYDEX | SGI VT
                                                                                  STRATEGIES ALLOCATION     MANAGED FUTURES
                                                                                         FUND (C)          STRATEGY FUND (C)
                                                                                -------------------------- -----------------
                                                                                           2011                  2011
                                                                                -------------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................          $  4,828              $ (2,106)
  Net realized gain (loss) on investments......................................              (142)               (3,388)
  Change in unrealized appreciation (depreciation) of investments..............           (11,766)              (17,396)
                                                                                         --------              --------
  Net Increase (decrease) in net assets from operations........................            (7,080)              (22,890)
                                                                                         --------              --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................           273,756               206,299
   Transfers between funds including guaranteed interest account, net..........           103,303               188,469
   Transfers for contract benefits and terminations............................            (1,229)               (1,087)
   Contract maintenance charges................................................                --                    --
                                                                                         --------              --------
  Net increase (decrease) in net assets from contractowner transactions........           375,830               393,681
                                                                                         --------              --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.                13                    13
                                                                                         --------              --------

INCREASE (DECREASE) IN NET ASSETS..............................................           368,763               370,804
NET ASSETS -- BEGINNING OF PERIOD..............................................                --                    --
                                                                                         --------              --------

NET ASSETS -- END OF PERIOD....................................................          $368,763              $370,804
                                                                                         ========              ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................                47                    54
  Redeemed.....................................................................                (8)                  (13)
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                39                    41
                                                                                         ========              ========

                                                                                T. ROWE PRICE HEALTH SCIENCES
                                                                                       PORTFOLIO
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (49,901)    $  (10,824)
  Net realized gain (loss) on investments......................................    204,477          1,136
  Change in unrealized appreciation (depreciation) of investments..............     44,225        172,997
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    198,801        163,309
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,344,683      1,491,765
   Transfers between funds including guaranteed interest account, net..........  1,163,389        200,425
   Transfers for contract benefits and terminations............................    (66,822)       (28,346)
   Contract maintenance charges................................................       (373)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,440,877      1,663,844
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         87             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,639,765      1,827,153
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,827,153             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $5,466,918     $1,827,153
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        369            164
  Redeemed.....................................................................       (102)           (11)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        267            153
                                                                                 ==========     ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

                                                                                  TEMPLETON DEVELOPING
                                                                                MARKETS SECURITIES FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (22,418) $   (1,184)
  Net realized gain (loss) on investments......................................     143,292       2,508
  Change in unrealized appreciation (depreciation) of investments..............  (1,045,502)    363,435
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (924,628)    364,759
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   2,232,822   2,487,364
   Transfers between funds including guaranteed interest account, net..........     295,463     488,297
   Transfers for contract benefits and terminations............................    (218,741)    (27,332)
   Contract maintenance charges................................................        (617)         (1)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   2,308,927   2,948,328
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   1,384,299   3,318,084
NET ASSETS -- BEGINNING OF PERIOD..............................................   3,346,197      28,113
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $ 4,730,496  $3,346,197
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         509         289
  Redeemed.....................................................................        (311)        (11)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         198         278
                                                                                ===========  ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                TEMPLETON FOREIGN SECURITIES
                                                                                         FUND
                                                                                ---------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,599     $   (1,459)
  Net realized gain (loss) on investments......................................     66,062          1,659
  Change in unrealized appreciation (depreciation) of investments..............   (818,932)       264,898
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (739,271)       265,098
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,972,482      2,354,307
   Transfers between funds including guaranteed interest account, net..........    (73,635)       270,295
   Transfers for contract benefits and terminations............................    (94,101)       (52,322)
   Contract maintenance charges................................................       (384)            (4)
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,804,362      2,572,276
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            301
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,065,091      2,837,675
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,837,675             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $4,902,766     $2,837,675
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        367            277
  Redeemed.....................................................................       (114)           (13)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        253            264
                                                                                 ==========     ==========

                                                                                  TEMPLETON GLOBAL BOND
                                                                                     SECURITIES FUND
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,153,345  $   (31,071)
  Net realized gain (loss) on investments......................................     309,257       37,100
  Change in unrealized appreciation (depreciation) of investments..............  (2,909,625)     580,760
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (1,447,023)     586,789
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  24,101,112   14,434,071
   Transfers between funds including guaranteed interest account, net..........   4,995,674    2,034,654
   Transfers for contract benefits and terminations............................    (871,940)    (169,125)
   Contract maintenance charges................................................      (2,709)          (4)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  28,222,137   16,299,596
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        9,996
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  26,775,114   16,896,381
NET ASSETS -- BEGINNING OF PERIOD..............................................  16,923,116       26,735
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $43,698,230  $16,923,116
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................       3,113        1,539
  Redeemed.....................................................................        (659)         (50)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,454        1,489
                                                                                ===========  ===========

                                                                                TEMPLETON GROWTH SECURITIES
                                                                                      FUND (A)
                                                                                --------------------------
                                                                                   2011          2010
                                                                                  ---------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (273)     $   (535)
  Net realized gain (loss) on investments......................................    22,253            42
  Change in unrealized appreciation (depreciation) of investments..............  (117,532)       46,348
                                                                                  ---------     --------
  Net Increase (decrease) in net assets from operations........................   (95,552)       45,855
                                                                                  ---------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   493,379       393,337
   Transfers between funds including guaranteed interest account, net..........   (57,823)      190,068
   Transfers for contract benefits and terminations............................   (40,035)       (9,860)
   Contract maintenance charges................................................       (65)           --
                                                                                  ---------     --------
  Net increase (decrease) in net assets from contractowner transactions........   395,456       573,545
                                                                                  ---------     --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       (25)           28
                                                                                  ---------     --------

INCREASE (DECREASE) IN NET ASSETS..............................................   299,879       619,428
NET ASSETS -- BEGINNING OF PERIOD..............................................   619,428            --
                                                                                  ---------     --------

NET ASSETS -- END OF PERIOD.................................................... $ 919,307      $619,428
                                                                                  =========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        94            63
  Redeemed.....................................................................       (57)           (3)
                                                                                  ---------     --------
  Net Increase (Decrease)......................................................        37            60
                                                                                  =========     ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                VAN ECK VIP GLOBAL HARD
                                                                                      ASSETS FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,617) $  (34,271)
  Net realized gain (loss) on investments......................................     296,077       9,870
  Change in unrealized appreciation (depreciation) of investments..............  (3,361,488)  1,322,197
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (3,172,028)  1,297,796
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,670,906   5,385,770
   Transfers between funds including guaranteed interest account, net..........   2,429,370   1,041,442
   Transfers for contract benefits and terminations............................    (281,480)    (50,237)
   Contract maintenance charges................................................      (1,252)         (2)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,817,544   6,376,973
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         310          93
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,645,826   7,674,862
NET ASSETS -- BEGINNING OF PERIOD..............................................   7,684,659       9,797
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,330,485  $7,684,659
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
  Issued.......................................................................       1,181         606
  Redeemed.....................................................................        (246)        (19)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         935         587
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on January 25, 2010.
(b)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
(c)Units were made available on January 18, 2011.
(d)Units were made available on February 22, 2011.
(e)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
(f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(g)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(h)Units were made available on October 10, 2011.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Dividend Growth Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. High Yield Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Leisure Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
 .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
 .   AllianceBernstein VPS International Growth Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Large Company Value Fund
 .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology

     BLACKROCK VARIABLE SERIES FUNDS, INC.
 .   BlackRock Global Allocation V.I. Fund
 .   BlackRock Large Cap Growth V.I Fund

     EQ ADVISORS TRUST *
 .   All Asset Allocation
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager International
 .   AXA Ultra Conservative Strategy
 .   EQ/AllianceBernstein Dynamic Wealth Strategies
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/AXA Franklin Small Cap Value Core
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Davis New York Venture
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/Franklin Core Balanced
 .   EQ/Franklin Templeton Allocation
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond Index
 .   EQ/International Core PLUS
 .   EQ/International Equity Index/(1)/
 .   EQ/International ETF
 .   EQ/International Value PLUS/(2)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Continued)

 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth/(3)/
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/Pimco Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth/(4)/

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Freedom 2015 Portfolio
 .   Fidelity(R) VIP Freedom 2020 Portfolio
 .   Fidelity(R) VIP Freedom 2025 Portfolio
 .   Fidelity(R) VIP Freedom 2030 Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Strategic Income Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Franklin Templeton VIP Founding Funds Allocation Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Foreign Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Asset Strategy
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Global Natural Resources
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     LORD ABBETT SERIES FUND, INC.
 .   Lord Abbett Bond Debenture Portfolio
 .   Lord Abbett Classic Stock Portfolio
 .   Lord Abbett Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     PROFUNDS
 .   ProFund VP Bear
 .   ProFund VP Biotechnology

     RYDEX VARIABLE TRUST
 .   RYDEX|SGI VT Alternative Strategies Allocation Fund
 .   RYDEX|SGI VT Managed Futures Strategy Fund

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Health Sciences Portfolio II

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as EQ/AllianceBernstein International
  (2)Formerly known as EQ/BlackRock International Value
  (3)Formerly known as EQ/International Growth
  (4)Formerly known as EQ/Wells Fargo Advantage Omega Growth

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes nine variable investment options that have not been offered to the public and for which the financial statements have not been included herein.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, Structured Capital Strategies, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Account's financial statements and disclosures.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
All Asset Allocation..................................... $3,639,248 $1,006,932
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.  2,581,634  2,342,981
AllianceBernstein VPS International Growth Portfolio.....  4,300,785  1,621,670

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)

                                                  PURCHASES        SALES
                                                -------------- --------------
American Century VP Large Company Value Fund... $    1,340,211 $      548,289
American Century VP Mid Cap Value Fund.........      5,258,801      1,109,817
AXA Aggressive Allocation......................  1,056,569,945  1,209,269,552
AXA Balanced Strategy..........................    740,590,937    343,659,782
AXA Conservative Allocation....................  1,242,271,292  1,161,470,781
AXA Conservative Growth Strategy...............    376,048,237    185,673,071
AXA Conservative Strategy......................    311,621,427    166,229,888
AXA Conservative-Plus Allocation...............    837,448,157    889,344,529
AXA Growth Strategy............................    579,882,757    372,523,526
AXA Moderate Allocation........................  3,009,028,917  3,343,042,882
AXA Moderate Growth Strategy...................  1,899,019,447    792,552,198
AXA Moderate-Plus Allocation...................  3,624,072,923  4,182,459,678
AXA Tactical Manager 2000......................     42,907,926     13,161,858
AXA Tactical Manager 400.......................     39,467,637     12,743,352
AXA Tactical Manager 500.......................     91,024,313     31,891,856
AXA Tactical Manager International.............     74,366,189     24,184,614
AXA Ultra Conservative Strategy................        125,293         24,831
BlackRock Global Allocation V.I. Fund..........     23,492,778     10,858,067
BlackRock Large Cap Growth V.I Fund............      5,867,358      2,540,789
EQ/AllianceBernstein Dynamic Wealth Strategies.     66,197,462        421,591
EQ/AllianceBernstein Small Cap Growth..........    289,014,333    293,279,772
EQ/AXA Franklin Small Cap Value Core...........     80,968,952     76,924,369
EQ/BlackRock Basic Value Equity................    521,141,581    489,421,292
EQ/Boston Advisors Equity Income...............    152,822,245    148,527,368
EQ/Calvert Socially Responsible................     18,199,315     22,588,133
EQ/Capital Guardian Research...................    165,891,602    262,725,924
EQ/Common Stock Index..........................    379,941,152    460,745,862
EQ/Core Bond Index.............................    673,492,332    652,202,728
EQ/Davis New York Venture......................    112,982,183    142,962,145
EQ/Equity 500 Index............................    495,307,765    586,541,503
EQ/Equity Growth PLUS..........................    508,575,146    687,161,860
EQ/Franklin Core Balanced......................    259,359,938    262,489,064
EQ/Franklin Templeton Allocation...............    354,361,101    436,216,471
EQ/GAMCO Mergers & Acquisitions................    166,890,886    136,775,736
EQ/GAMCO Small Company Value...................    509,267,387    524,309,768
EQ/Global Bond PLUS............................    359,956,991    325,203,161
EQ/Global Multi-Sector Equity..................    589,802,944    725,585,712
EQ/Intermediate Government Bond Index..........    386,479,927    349,297,693
EQ/International Core PLUS.....................    292,094,133    324,862,142
EQ/International Equity Index..................    427,341,425    477,800,958
EQ/International ETF...........................      2,608,176      1,019,047
EQ/International Value PLUS....................    376,564,653    441,626,779
EQ/JPMorgan Value Opportunities................     79,660,975    102,144,379
EQ/Large Cap Core PLUS.........................     37,430,963     49,981,214
EQ/Large Cap Growth Index......................    135,217,242    148,856,514
EQ/Large Cap Growth PLUS.......................    459,710,635    189,641,024
EQ/Large Cap Value Index.......................    271,204,530    136,382,282
EQ/Large Cap Value PLUS........................    620,018,688    752,213,132
EQ/Lord Abbett Large Cap Core..................    135,548,336    131,404,744
EQ/MFS International Growth....................    219,553,228    213,881,829
EQ/Mid Cap Index...............................    343,569,487    423,312,117
EQ/Mid Cap Value PLUS..........................    487,638,482    621,426,281
EQ/Money Market................................  1,291,481,565  1,262,905,600
EQ/Montag & Caldwell Growth....................     96,021,018    113,008,438

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)


                                                        PURCHASES      SALES
                                                       ------------ ------------
EQ/Morgan Stanley Mid Cap Growth...................... $412,229,765 $359,912,446
EQ/Mutual Large Cap Equity............................   52,633,649   78,795,128
EQ/Oppenheimer Global.................................  216,762,856  150,047,591
EQ/Pimco Ultra Short Bond.............................  770,960,663  887,314,242
EQ/Quality Bond PLUS..................................  335,409,978  374,850,664
EQ/Small Company Index................................  256,941,712  266,696,757
EQ/T. Rowe Price Growth Stock.........................  210,689,604  209,027,567
EQ/Templeton Global Equity............................   71,634,963   76,121,648
EQ/UBS Growth & Income................................   56,113,510   53,201,475
EQ/Van Kampen Comstock................................  100,960,559   91,810,650
EQ/Wells Fargo Omega Growth...........................  381,307,479  255,691,277
Fidelity(R) VIP Asset Manager: Growth Portfolio.......      891,296      793,610
Fidelity(R) VIP Contrafund(R) Portfolio...............   16,333,757    4,842,001
Fidelity(R) VIP Freedom 2015 Portfolio................      901,494      434,380
Fidelity(R) VIP Freedom 2020 Portfolio................      604,431      128,199
Fidelity(R) VIP Freedom 2025 Portfolio................      180,906       58,765
Fidelity(R) VIP Freedom 2030 Portfolio................      242,338       64,808
Fidelity(R) VIP Mid Cap Portfolio.....................    8,627,667    2,679,586
Fidelity(R) VIP Strategic Income Portfolio............   14,354,356    3,725,912
Franklin Income Securities Fund.......................    6,576,908    3,776,384
Franklin Strategic Income Securities Fund.............    9,501,821    2,372,968
Franklin Templeton VIP Founding Funds Allocation Fund.    2,195,879    1,827,938
Goldman Sachs VIT Mid Cap Value Fund..................    5,139,394    1,367,714
Invesco V.I Dividend Growth Fund......................    1,906,636      765,771
Invesco V.I. Global Real Estate Fund..................   14,822,873    2,755,626
Invesco V.I. High Yield Fund..........................    2,581,508      547,712
Invesco V.I. International Growth Fund................    8,223,094    2,190,125
Invesco V.I. Leisure Fund.............................      315,119      114,507
Invesco V.I. Mid Cap Core Equity Fund.................    2,032,190      752,402
Invesco V.I. Small Cap Equity Fund....................    2,946,270    1,351,192
Ivy Funds VIP Asset Strategy..........................   10,635,534    3,619,253
Ivy Funds VIP Dividend Opportunities..................    5,922,008    2,261,979
Ivy Funds VIP Energy..................................    8,412,890    1,761,798
Ivy Funds VIP Global Natural Resources................    8,514,682    3,592,376
Ivy Funds VIP High Income.............................   21,906,268    7,353,657
Ivy Funds VIP Mid Cap Growth..........................   11,245,172    4,262,131
Ivy Funds VIP Science and Technology..................    7,704,306    2,882,192
Ivy Funds VIP Small Cap Growth........................    5,226,973    2,325,714
Lazard Retirement Emerging Markets Equity Portfolio...   24,370,457    4,907,930
Lord Abbett Bond Debenture Portfolio..................    1,020,657      158,213
Lord Abbett Classic Stock Portfolio...................    1,501,967      407,925
Lord Abbett Growth Opportunities Portfolio............      998,806      205,423
MFS(R) International Value Portfolio..................   11,768,563    2,498,613
MFS(R) Investors Growth Stock Series..................    3,746,045    2,329,977
MFS(R) Investors Trust Series.........................    2,192,822      705,354
MFS(R) Technology Porfolio............................    3,168,610    1,454,632
MFS(R) Utilities Series...............................    5,597,833    1,273,295
Multimanager Aggressive Equity........................  185,443,907  266,809,690
Multimanager Core Bond................................  905,961,230  752,660,868
Multimanager International Equity.....................  220,365,444  251,564,792
Multimanager Large Cap Core Equity....................   87,563,269   95,245,964
Multimanager Large Cap Value..........................  171,415,365  216,465,147
Multimanager Mid Cap Growth...........................  154,554,078  195,130,953
Multimanager Mid Cap Value............................  184,794,409  199,430,148

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES      SALES
                                                                          ------------ ------------
Multimanager Multi-Sector Bond........................................... $413,698,598 $426,098,292
Multimanager Small Cap Growth............................................  115,556,118  142,269,874
Multimanager Small Cap Value.............................................  164,336,971  225,570,010
Multimanager Technology..................................................  227,723,381  254,855,099
Mutual Shares Securities Fund............................................    6,215,612    1,906,454
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.   11,785,816    3,070,938
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio...........    8,701,861    4,294,154
PIMCO Variable Insurance Trust Real Return Portfolio.....................   31,495,013    8,274,551
PIMCO Variable Insurance Trust Total Return Portfolio....................   45,465,912   12,897,014
ProFund VP Bear..........................................................    3,683,424    3,208,852
ProFund VP Biotechnology.................................................    2,008,847      687,704
Rydex|SGI VT Alternative Strategies Allocation Fund......................      465,972       85,313
Rydex|SGI VT Managed Futures Strategy Fund...............................      524,076      132,499
T. Rowe Price Health Sciences Portfolio..................................    4,748,122    1,357,146
Templeton Developing Markets Securities Fund.............................    5,956,727    3,670,218
Templeton Foreign Securities Fund........................................    4,049,385    1,231,424
Templeton Global Bond Securities Fund....................................   37,743,030    8,180,401
Templeton Growth Securities Fund.........................................      991,713      596,529
Van Eck VIP Global Hard Assets Fund......................................   15,041,719    3,226,798

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. During 2011, the EQAT and VIP Trusts, issued a new share class, Class K. The shares of Class K held by the Variable Investment Options as of December 31, 2011, reflect contributions from AXA Equitable. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Class A units, or equivalent units, and Class K units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charges by the Variable Investment Options offered by the non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options. Effective January 1, 2012, Class A units of the Variable Investment Options investing in the EQAT and VIP Portfolios, except EQ/Global Bond PLUS, will be charged a 12b-1 fee.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.14% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Expenses and Related Party Transactions (Concluded)


   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500, AXA Tactical Manager 400, AXA Tactical Manager 2000, AXA Tactical Manager International, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2011 and 2010, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Growth Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Dividend Growth Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------
Shares -- Series II            175,545                               68,069
Value -- Series II        $       5.89                         $      15.19
Net Assets Before Merger  $  1,033,961                         $         --
Net Assets After Merger   $         --                         $  1,033,961
------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------
Shares -- Class A               70,733                              124,498
Value -- Class A          $      13.86                         $      17.94
Shares -- Class B           24,750,301                           34,472,013
Value -- Class B          $      13.86                         $      17.57
Net Assets Before Merger  $344,019,522                         $263,887,253
Net Assets After Merger   $         --                         $607,906,775
------------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011
6. Reorganizations (Concluded)

----------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------
Shares -- Class A                   --                          252,280
Value -- Class A                    --                     $       5.63
Shares -- Class B           16,157,268                       52,913,950
Value -- Class B          $      10.68                     $       5.61
Net Assets Before Merger  $172,559,624                     $125,707,972
Net Assets After Merger   $         --                     $298,267,596
----------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010       MULTIMANAGER LAGE CAP GROWTH     MULTIMANAGER AGGRESIVE EQUITY
----------------------------------------------------------------------------------------
Shares -- Class B           27,549,345                       22,327,597
Value -- Class B          $       7.72                     $      23.38
Net Assets Before Merger  $212,680,942                     $309,338,272
Net Assets After Merger   $         --                     $522,019,214
----------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997..     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997..............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000............     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002............     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003.......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II...................................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002.....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002.......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003..     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series B............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 11.0 -- Series CP...........................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator 11.0 -- Series L............................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series C............................     1.10%          0.25%         0.35%      1.70%     1.70%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                                              ASSET-BASED                 CURRENT   MAXIMUM
                                               MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                               EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                               ------------- -------------- ------------ --------- ---------

Retirement Income for Life....................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY)...............     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/......................     0.50%            --            --       0.50%     0.50%

Accumulator Express...........................     0.70%          0.25%           --       0.95%     0.95%

Retirement Cornerstone Series CP..............     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone Series B...............     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone Series L...............     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone Series C...............     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series B.........     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 11 -- Series CP........     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 11 -- Series C.........     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series L.........     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 11 -- Series ADV.......     0.35%          0.20%         0.10%      0.65%     0.65%

Structured Capital Strategies Series B/(2)/...     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/.     0.65%            --            --       0.65%     0.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10 and         Unit liquidation from
                                                                thereafter.                              account value

                                                                HIGH - 8% in contract years 1 and 2.
                                                                The charge is 7% in contract years 3
                                                                and 4, and declines 1% each contract
                                                                year until it reaches 0% in contract
                                                                year 10.

                                                                *  Note - Depending on the contract
                                                                   and/or certain elections made under
                                                                   the contract, the withdrawal charge
                                                                   may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%                                    Unit liquidation from
                                     date anniversary.                                                   account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                  AMOUNT DEDUCTED                HOW DEDUCTED
                -------                        -----------                  ---------------                 ------------

Protection Plus                         Annually on each contract  LOW - 0.20%                         Unit liquidation from
                                        date anniversary.          HIGH - 0.35%.                       account value

Guaranteed minimum death benefit
options:

Annual ratchet to age 85                Annually on each contract  LOW - 0.20% of the Annual ratchet   Unit liquidation from
                                        date anniversary.          to age 85 benefit base              account value
                                                                   HIGH - 0.35% of the Annual ratchet
                                                                   to age 85 benefit base

Greater of 4% roll up to age 85 or      Annually on each contract  1.00% of the greater of 4% roll-up
Annual ratchet to age 85                date anniversary           to age 85 or Annual ratchet to age
                                                                   85 benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or       Annually on each contract  LOW - 0.50% of the greater of 5%    Unit liquidation from
annual ratchet to age 85                date anniversary.          roll-up to age 85 or annual         account value
                                                                   ratchet to age 85 benefit base
                                                                   HIGH - 1.00 % of 5% roll-up to age
                                                                   85 or Annual ratchet to age 85
                                                                   benefit base

6% rollup to age 80 or 70                                          0.20% of 6% roll-up to age 80 (or
                                                                   70) benefit base

6% rollup to age 85                     Annually on each contract  LOW - 0.35% of the 6% roll-up to    Unit liquidation from
                                        date anniversary.          age 85 benefit base                 account value
                                                                   HIGH - 0.45% of the 6% roll-up to
                                                                   age 85 benefit base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract  LOW - 0.45% of the 6% roll-up to    Unit liquidation from
age 85 or annual ratchet to age 85      date anniversary.          age 85 benefit base or the Annual   account value
                                                                   ratchet to age 85 benefit base,
                                                                   as applicable
                                                                   HIGH - 0.80% of the 6.5%, 6% or 3%
                                                                   roll-up to age 85 benefit base or
                                                                   the Annual ratchet to age 85
                                                                   benefit base, as applicable

Greater of 5% rollup to owner's age 80                             LOW - 0.80% (max 0.95%) of the 5%
or Annual ratchet to owner's age 80                                roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable
                                                                   HIGH - 1.10% (max 1.25%) of the 5%
                                                                   roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable

Greater of compounded annual roll-up                               LOW - 0.80% (max 0.95%) of the
to age 85 or annual ratchet to age 85                              roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable
                                                                   HIGH - 0.90% (max 1.05%) of the
                                                                   roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable

Greater of death benefit                Annually on each contract  Current charge 0.95%. Maximum       Unit liquidation from
                                        date anniversary           charge can be increased to 1.10%    account value
                                                                   if the roll-up benefit base to
                                                                   age 85 resets.

Greater of GMDB I                       Annually on each contract  GMIB I election : 1.00% (max 1.15%) Unit liquidation from
                                        date anniversary           GMIB II election: 1.00% (max 1.30%) account value

Greater of GMDB II                      Annually on each contract  GMIB I election: 1.15% (max 1.30%)  Unit liquidation from
                                        date anniversary           GMIB II election: 1.15% (max 1.45%) account value

Guaranteed Withdrawal Benefit for Life  Annually on each contract  0.30%                               Unit liquidation from
Enhanced Death Benefit                  date anniversary                                               account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Concluded)


                                                WHEN CHARGE
               CHARGES                          IS DEDUCTED                   AMOUNT DEDUCTED                HOW DEDUCTED
                -------                         -----------                   ---------------                 ------------

Earnings Enhancement Benefit            Annually on each contract    0.35%                               Unit liquidation from
(additional death benefit)              date anniversary                                                 account value

Guaranteed Minimum Income Benefit       Annually on each contract    LOW - 0.45%                         Unit liquidation from
                                        date anniversary.            HIGH - 1.15% (max 1.45%)            account value

Guaranteed Principal Benefit            Annually on first 10         LOW - 100% Guaranteed Principal     Unit liquidation from
                                        contract date anniversaries  Benefit - 0.50%                     account value
                                                                     HIGH - 125% Guaranteed Principal
                                                                     Benefit - 0.75%

Guaranteed Withdrawal Benefit           Annually on each contract    LOW - 5% Withdrawal Option is 0.35% Unit liquidation from
                                        date anniversary             HIGH - 7% Withdrawal Option is      account value
                                                                     0.50%

Net Loan Interest charge for Rollover   Netted against loan          2.00%                               Unit liquidation from
                                        repayment                                                        account value

Retirement Income for Life Benefit      Annually on contract date    LOW - 0.60% for Single life         Unit liquidation from
charge                                  anniversary                      0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life
                                                                         0.90% for Joint life

Guaranteed Withdrawal Benefit for Life  Annually on each contract    LOW - 0.60% for Single life;        Unit liquidation from
(GWBL)                                  date anniversary                 0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life;
                                                                         0.90% for Joint life

Death benefit under converted GWBL      Annually on each contract    The GMDB charge in effect prior to  Unit liquidation from
                                        anniversary date             conversion will be deducted. Note   account value
                                                                     - Charge will vary depending on
                                                                     combination GMDB elections.

Converted Guaranteed withdrawal         Upon initial conversion and  Single and Joint life - charge is   Unit liquidation of
benefit for life charge                 annually on each contract    equal to the percentage of          account value
                                        date anniversary thereafter  Guaranteed minimum income benefit base charge deducted as the
                                                                     Guaranteed minimum income benefit
                                                                     charge on the conversion effective
                                                                     date. Annual ratchets may increase
                                                                     the charge to a percentage equal
                                                                     to the maximum charge for the
                                                                     Guaranteed minimum income benefit.

8. Accumulation Unit Values

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
ALL ASSET ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.06         --               --          --        (4.49)%
      Highest contract charge 1.70% Class A (q)  $10.96         --               --          --        (4.94)%
      All contract charges                           --        365           $4,020        2.31%
2010  Lowest contract charge 1.30% Class A (q)   $11.58         --               --          --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53         --               --          --        13.37%
      All contract charges                           --        150           $1,728        3.84%
2009  Lowest contract charge 1.30% Class A (q)   $10.18         --               --          --         0.20%
      Highest contract charge 1.70% Class A (q)  $10.17         --               --          --         0.10%
      All contract charges                           --         --               --        0.75%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------
                                                      UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                      VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                      ------ ------------------ ---------- -------------- ---------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (q) (r)    $10.53           --               --        --        (4.27)%
      Highest contract charge 1.70% Class B (q) (r)   $10.44           --               --        --        (4.66)%
      All contract charges                                --          209       $    2,189      2.01%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.00           --               --        --         8.80%
      Highest contract charge 1.70% Class B (q) (r)   $10.95           --               --        --         8.42%
      All contract charges                                --          184       $    2,018      1.04%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)        $ 8.16           --               --        --       (17.16)%
      Highest contract charge 1.70% Class B (q) (r)   $ 9.24           --               --        --       (17.50)%
      All contract charges                                --          393       $    3,650      2.67%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.25           --               --        --        11.17%
      Highest contract charge 1.70% Class B (q) (r)   $11.20           --               --        --        10.67%
      All contract charges                                --          144       $    1,621      0.54%
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)   $11.00           --               --        --        (0.45)%
      Highest contract charge 1.70% Class II (q) (r)  $10.91           --               --        --        (0.82)%
      All contract charges                                --          108       $    1,180      1.66%
2010  Lowest contract charge 1.30% Class II (q) (r)   $11.05           --               --        --         9.30%
      Highest contract charge 1.70% Class II (q) (r)  $11.00           --               --        --         8.91%
      All contract charges                                --           35       $      385      1.67%
AMERICAN CENTURY VP MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class II (v)       $10.45           --               --        --        (3.24)%
      Highest contract charge 1.70% Class II (q)      $11.97           --               --        --        (2.52)%
      All contract charges                                --          550       $    6,610      1.36%
2010  Lowest contract charge 1.30% Class II (q)       $12.34           --               --        --        17.41%
      Highest contract charge 1.70% Class II (q)      $12.28           --               --        --        16.95%
      All contract charges                                --          216       $    2,654      3.23%
2009  Lowest contract charge 1.30% Class II (q)       $10.51           --               --        --         1.55%
      Highest contract charge 1.70% Class II (q)      $10.50           --               --        --         1.45%
      All contract charges                                --           --       $        1      1.80%
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A            $10.48           --               --        --        (8.47)%
      Highest contract charge 1.70% Class A           $10.39           --               --        --        (8.86)%
      All contract charges                                --        1,194       $   12,486      1.24%
2010  Lowest contract charge 1.30% Class A            $11.45           --               --        --        11.93%
      Highest contract charge 1.70% Class A           $11.40           --               --        --        11.44%
      All contract charges                                --          686       $    7,851      1.55%
2009  Lowest contract charge 1.30% Class A            $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A           $10.23           --               --        --         0.39%
      All contract charges                                --            3       $       29        --
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B            $10.74           --               --        --        (8.60)%
      Highest contract charge 1.90% Class B           $10.11           --               --        --        (9.33)%
      All contract charges                                --      231,299       $2,591,021      1.24%
2010  Lowest contract charge 0.50% Class B            $12.29           --               --        --        12.55%
      Highest contract charge 1.90% Class B           $11.15           --               --        --        10.95%
      All contract charges                                --      250,059       $3,071,781      1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $10.92           --               --        --        26.71%
      Highest contract charge 1.90% Class B      $10.05           --               --        --        24.82%
      All contract charges                           --      264,282       $2,913,632      1.00%
2008  Lowest contract charge 0.50% Class B       $ 8.62           --               --        --       (39.51)%
      Highest contract charge 1.90% Class B      $ 8.05           --               --        --       (40.33)%
      All contract charges                           --      249,764       $2,198,545      1.66%
2007  Lowest contract charge 0.50% Class B       $14.25           --               --        --         5.63%
      Highest contract charge 1.90% Class B      $13.49           --               --        --         4.17%
      All contract charges                                   189,188       $2,787,372      3.04%
AXA BALANCED STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.56           --               --        --        (3.65)%
      Highest contract charge 1.70% Class B (p)  $10.47           --               --        --        (4.03)%
      All contract charges                           --       77,122       $  864,298      1.41%
2010  Lowest contract charge 1.30% Class B (p)   $10.96           --               --        --         8.62%
      Highest contract charge 1.70% Class B (p)  $10.91           --               --        --         8.13%
      All contract charges                           --       43,235       $  508,706      2.00%
2009  Lowest contract charge 1.30% Class B (p)   $10.09           --               --        --        (0.30)%
      Highest contract charge 1.70% Class B (p)  $10.09           --               --        --        (0.20)%
      All contract charges                           --        8,275       $   93,171      2.87%
AXA CONSERVATIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.71           --               --        --         0.69%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         0.00%
      All contract charges                           --      170,929       $2,014,227      1.74%
2010  Lowest contract charge 0.50% Class B       $12.16           --               --        --         6.67%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         5.25%
      All contract charges                           --      167,849       $1,970,907      2.11%
2009  Lowest contract charge 0.50% Class B       $11.40           --               --        --         9.27%
      Highest contract charge 1.90% Class B      $10.48           --               --        --         7.76%
      All contract charges                           --      170,307       $1,893,018      2.38%
2008  Lowest contract charge 0.50% Class B       $10.43           --               --        --       (11.46)%
      Highest contract charge 1.90% Class B      $ 9.73           --               --        --       (12.74)%
      All contract charges                           --      130,528       $1,340,728      6.68%
2007  Lowest contract charge 0.50% Class B       $11.78           --               --        --         5.27%
      Highest contract charge 1.90% Class B      $11.15           --               --        --         3.82%
      All contract charges                                    43,687       $  512,686      4.38%
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.55           --               --        --        (2.68)%
      Highest contract charge 1.70% Class B (p)  $10.45           --               --        --        (3.15)%
      All contract charges                           --       41,147       $  456,027      1.49%
2010  Lowest contract charge 1.30% Class B (p)   $10.84           --               --        --         7.75%
      Highest contract charge 1.70% Class B (p)  $10.79           --               --        --         7.36%
      All contract charges                           --       24,643       $  283,665      1.91%
2009  Lowest contract charge 1.30% Class B (p)   $10.06           --               --        --        (0.40)%
      Highest contract charge 1.70% Class B (p)  $10.05           --               --        --        (0.40)%
      All contract charges                           --        4,833       $   53,791      3.54%
AXA CONSERVATIVE STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.87           --               --        --        (0.50)%
      Highest contract charge 1.70% Class B (p)  $10.42           --               --        --        (0.95)%
      All contract charges                           --       28,161       $  305,265      1.76%
2010  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --         5.91%
      Highest contract charge 1.70% Class B (p)  $10.52           --               --        --         5.41%
      All contract charges                           --       15,143       $  166,345      2.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class B (p)   $ 9.98           --               --        --        (0.70)%
      Highest contract charge 1.70% Class B (p)  $ 9.98           --               --        --        (0.70)%
      All contract charges                           --        3,109       $   33,065      4.46%
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.36           --               --        --        (1.82)%
      Highest contract charge 1.90% Class B      $10.70           --               --        --        (2.55)%
      All contract charges                           --      141,974       $1,647,589      1.50%
2010  Lowest contract charge 0.50% Class B       $12.11           --               --        --         8.51%
      Highest contract charge 1.90% Class B      $10.98           --               --        --         7.02%
      All contract charges                           --      149,637       $1,775,692      1.99%
2009  Lowest contract charge 0.50% Class B       $11.16           --               --        --        13.83%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        12.28%
      All contract charges                           --      152,280       $1,682,551      1.98%
2008  Lowest contract charge 0.50% Class B       $ 9.80           --               --        --       (19.80)%
      Highest contract charge 1.90% Class B      $ 9.14           --               --        --       (21.00)%
      All contract charges                           --      126,714       $1,241,651      3.99%
2007  Lowest contract charge 0.50% Class B       $12.22           --               --        --         4.98%
      Highest contract charge 1.90% Class B      $11.57           --               --        --         3.49%
      All contract charges                                    83,083       $1,028,164      3.70%
AXA GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --        (5.62)%
      Highest contract charge 1.70% Class B (p)  $10.48           --               --        --        (6.01)%
      All contract charges                           --       60,162       $  726,066      1.28%
2010  Lowest contract charge 1.30% Class B (p)   $11.20           --               --        --        10.24%
      Highest contract charge 1.70% Class B (p)  $11.15           --               --        --         9.74%
      All contract charges                           --       44,484       $  517,788      1.51%
2009  Lowest contract charge 1.30% Class B (p)   $10.16           --               --        --         0.00%
      Highest contract charge 1.70% Class B (p)  $10.16           --               --        --         0.00%
      All contract charges                           --       16,690       $  196,220      1.94%
AXA MODERATE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.60           --               --        --        (3.46)%
      Highest contract charge 1.70% Class A (q)  $10.51           --               --        --        (3.84)%
      All contract charges                           --        2,717       $   28,735      1.47%
2010  Lowest contract charge 1.30% Class A (q)   $10.98           --               --        --         8.71%
      Highest contract charge 1.70% Class A (q)  $10.93           --               --        --         8.33%
      All contract charges                           --        1,305       $   14,308      2.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.10           --               --        --        (0.20)%
      Highest contract charge 1.70% Class A (q)  $10.09           --               --        --        (0.20)%
      All contract charges                           --            2       $       24      1.45%
AXA MODERATE ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $52.05           --               --        --        (3.31)%
      Highest contract charge 1.90% Class B      $40.54           --               --        --        (4.23)%
      All contract charges                           --      460,615       $6,742,287      1.47%
2010  Lowest contract charge 0.50% Class B       $60.28           --               --        --         9.36%
      Highest contract charge 1.90% Class B      $42.33           --               --        --         7.82%
      All contract charges                           --      494,825       $7,532,763      2.12%
2009  Lowest contract charge 0.50% Class B       $55.12           --               --        --        16.43%
      Highest contract charge 1.90% Class B      $39.26           --               --        --        14.80%
      All contract charges                           --      509,246       $7,164,791      1.45%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS    INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)    INCOME RATIO** RETURN***
                                                 ------ ------------------ ----------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $47.34           --                --        --       (24.86)%
      Highest contract charge 1.90% Class B      $34.20           --                --        --       (25.91)%
      All contract charges                           --      438,140       $ 5,361,993      4.05%
2007  Lowest contract charge 0.50% Class B       $63.00           --                --        --         5.74%
      Highest contract charge 1.90% Class B      $46.16           --                --        --         4.25%
      All contract charges                                   339,622       $ 5,580,780      3.49%
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.69           --                --        --        (5.65)%
      Highest contract charge 1.70% Class B (p)  $10.48           --                --        --        (4.99)%
      All contract charges                           --      201,465       $ 2,244,950      1.33%
2010  Lowest contract charge 1.30% Class B (p)   $11.08           --                --        --         9.38%
      Highest contract charge 1.70% Class B (p)  $11.03           --                --        --         8.99%
      All contract charges                           --      106,632       $ 1,269,198      1.99%
2009  Lowest contract charge 1.30% Class B (p)   $10.13           --                --        --        (0.10)%
      Highest contract charge 1.70% Class B (p)  $10.12           --                --        --        (0.20)%
      All contract charges                           --       18,371       $   214,806      2.33%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.55           --                --        --        (5.97)%
      Highest contract charge 1.70% Class A (q)  $10.46           --                --        --        (6.36)%
      All contract charges                           --        2,878       $    30,294      1.37%
2010  Lowest contract charge 1.30% Class A (q)   $11.22           --                --        --        10.32%
      Highest contract charge 1.70% Class A (q)  $11.17           --                --        --         9.94%
      All contract charges                           --        1,401       $    15,700      1.70%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --                --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.16           --                --        --         0.10%
      All contract charges                           --           33       $       334      1.36%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.44           --                --        --        (5.84)%
      Highest contract charge 1.90% Class B      $10.61           --                --        --        (6.68)%
      All contract charges                           --      799,917       $ 9,493,247      1.37%
2010  Lowest contract charge 0.50% Class B       $12.54           --                --        --        10.97%
      Highest contract charge 1.90% Class B      $11.37           --                --        --         9.43%
      All contract charges                           --      866,067       $10,977,390      1.70%
2009  Lowest contract charge 0.50% Class B       $11.30           --                --        --        21.35%
      Highest contract charge 1.90% Class B      $10.39           --                --        --        19.61%
      All contract charges                           --      908,945       $10,483,044      1.36%
2008  Lowest contract charge 0.50% Class B       $ 9.31           --                --        --       (32.14)%
      Highest contract charge 1.90% Class B      $ 8.69           --                --        --       (33.05)%
      All contract charges                           --      853,511       $ 8,197,686      2.40%
2007  Lowest contract charge 0.50% Class B       $13.72           --                --        --         5.86%
      Highest contract charge 1.90% Class B      $12.98           --                --        --         4.34%
      All contract charges                                   689,233       $ 9,864,221      3.23%
AXA TACTICAL MANAGER 2000
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.49           --                --        --       (13.81)%
      Highest contract charge 1.70% Class B (q)  $11.46           --                --        --       (12.05)%
      All contract charges                           --        4,308       $    49,629      0.03%
2010  Lowest contract charge 1.30% Class B (q)   $13.09           --                --        --        21.77%
      Highest contract charge 1.70% Class B (q)  $13.03           --                --        --        21.32%
      All contract charges                           --        1,905       $    24,898      0.08%
2009  Lowest contract charge 1.30% Class B (q)   $10.75           --                --        --         2.76%
      Highest contract charge 1.70% Class B (q)  $10.74           --                --        --         2.58%
      All contract charges                           --            7       $        78      0.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
AXA TACTICAL MANAGER 400
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.67          --               --         --       (11.93)%
      Highest contract charge 1.70% Class B (q)        $11.39          --               --         --        (9.75)%
      All contract charges                                 --       3,936         $ 45,056       0.05%
2010  Lowest contract charge 1.30% Class B (q)         $12.68          --               --         --        21.34%
      Highest contract charge 1.70% Class B (q)        $12.62          --               --         --        20.88%
      All contract charges                                 --       1,775         $ 22,475         --
2009  Lowest contract charge 1.30% Class B (q)         $10.45          --               --         --         1.65%
      Highest contract charge 1.70% Class B (q)        $10.44          --               --         --         1.66%
      All contract charges                                 --           7         $     75       0.01%
AXA TACTICAL MANAGER 500
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.86          --               --         --        (7.24)%
      Highest contract charge 1.70% Class B (q)        $10.68          --               --         --        (5.40)%
      All contract charges                                 --       9,807         $105,270       0.61%
2010  Lowest contract charge 1.30% Class B (q)         $11.34          --               --         --        10.85%
      Highest contract charge 1.70% Class B (q)        $11.29          --               --         --        10.36%
      All contract charges                                 --       4,542         $ 51,399       0.65%
2009  Lowest contract charge 1.30% Class B (q)         $10.23          --               --         --         0.00%
      Highest contract charge 1.70% Class B (q)        $10.23          --               --         --         0.00%
      All contract charges                                 --          25         $    261       0.03%
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 8.18          --               --         --       (19.09)%
      Highest contract charge 1.70% Class B (q)        $ 8.49          --               --         --       (17.41)%
      All contract charges                                 --       9,274         $ 79,116       1.87%
2010  Lowest contract charge 1.30% Class B (q)         $10.33          --               --         --         3.30%
      Highest contract charge 1.70% Class B (q)        $10.28          --               --         --         2.90%
      All contract charges                                 --       4,133         $ 42,628       1.38%
2009  Lowest contract charge 1.30% Class B (q)         $10.00          --               --         --        (0.20)%
      Highest contract charge 1.70% Class B (q)        $ 9.99          --               --         --        (0.30)%
      All contract charges                                 --           8         $     81       0.05%
AXA ULTRA CONSERVATIVE STRATEGY
      Unit Value 1.30% to 1.30%*
2011  Lowest contract charge 1.30% Class B (aa)        $10.05          --               --         --         0.50%
      Highest contract charge 1.30% Class B (aa)       $10.05          --               --         --         0.50%
      All contract charges                                 --          --               --       0.42%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $ 9.62          --               --         --        (5.59)%
      Lowest contract charge 1.70% Class III (q)       $10.35          --               --         --        (5.31)%
      All contract charges                                 --       2,891         $ 30,083       3.14%
2010  Lowest contract charge 1.30% Class III (q)       $10.98          --               --         --         8.39%
      Lowest contract charge 1.70% Class III (q)       $10.93          --               --         --         7.90%
      All contract charges                                 --       1,831         $ 20,063       2.23%
2009  Lowest contract charge 1.30% Class III (q)       $10.13          --               --         --        (0.49)%
      Lowest contract charge 1.70% Class III (q)       $10.13          --               --         --        (0.39)%
      All contract charges                                 --          63         $    644       1.59%
BLACKROCK LARGE CAP GROWTH V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $10.56          --               --         --        (2.22)%
      Highest contract charge 1.70% Class III (q) (r)  $11.68          --               --         --         0.60%
      All contract charges                                 --         429         $  5,041       0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class III (q) (r)   $11.67           --              --         --        13.63%
      Highest contract charge 1.70% Class III (q) (r)  $11.61           --              --         --        13.16%
      All contract charges                                 --          158        $  1,845       1.10%
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (w)         $ 9.51           --              --         --        (4.90)%
      Highest contract charge 1.70% Class B (w)        $ 9.48           --              --         --        (5.20)%
      All contract charges                                 --        5,946        $ 56,477         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)         $10.66           --              --         --        (4.65)%
      Highest contract charge 1.70% Class A (q)        $13.78           --              --         --        (2.13)%
      All contract charges                                 --          258        $  3,572         --
2010  Lowest contract charge 1.30% Class A (q)         $14.14           --              --         --        31.78%
      Highest contract charge 1.70% Class A (q)        $14.08           --              --         --        31.34%
      All contract charges                                 --          168        $  2,379         --
2009  Lowest contract charge 1.30% Class A (q)         $10.73           --              --         --         3.27%
      Highest contract charge 1.70% Class A (q)        $10.72           --              --         --         3.18%
      All contract charges                                 --           --        $      2       0.02%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B             $20.90           --              --         --        (1.55)%
      Highest contract charge 1.90% Class B            $18.14           --              --         --        (2.53)%
      All contract charges                                 --       25,346        $432,523         --
2010  Lowest contract charge 0.50% Class B             $22.59           --              --         --        32.57%
      Highest contract charge 1.90% Class B            $18.61           --              --         --        30.69%
      All contract charges                                 --       26,419        $462,036         --
2009  Lowest contract charge 0.50% Class B             $17.04           --              --         --        35.03%
      Highest contract charge 1.90% Class B            $14.24           --              --         --        33.07%
      All contract charges                                 --       25,519        $342,139       0.02%
2008  Lowest contract charge 0.50% Class B             $12.62           --              --         --       (44.94)%
      Highest contract charge 1.90% Class B            $10.70           --              --         --       (45.71)%
      All contract charges                                 --       27,869        $280,414         --
2007  Lowest contract charge 0.50% Class B             $22.92           --              --         --        16.11%
      Highest contract charge 1.90% Class B            $19.71           --              --         --        14.46%
      All contract charges                                          28,246        $526,859         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)         $11.63           --              --         --       (10.54)%
      Highest contract charge 1.70% Class A (q)        $11.53           --              --         --       (10.90)%
      All contract charges                                 --          170        $  1,967       0.14%
2010  Lowest contract charge 1.30% Class A (q)         $13.00           --              --         --        22.99%
      Highest contract charge 1.70% Class A (q)        $12.94           --              --         --        22.42%
      All contract charges                                 --          109        $  1,418       0.19%
2009  Lowest contract charge 1.30% Class A (q)         $10.57           --              --         --         1.44%
      Highest contract charge 1.70% Class A (q)        $10.57           --              --         --         1.54%
      All contract charges                                 --           --              --       1.03%
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B             $ 8.94           --              --         --       (10.60)%
      Highest contract charge 1.90% Class B            $ 8.60           --              --         --       (11.34)%
      All contract charges                                 --       14,016        $123,318       0.14%
2010  Lowest contract charge 0.50% Class B             $10.31           --              --         --        23.62%
      Highest contract charge 1.90% Class B            $ 9.70           --              --         --        21.86%
      All contract charges                                 --       13,485        $133,212       0.19%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 8.34           --              --         --        27.51%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        25.69%
      All contract charges                           --       12,629        $101,917       1.03%
2008  Lowest contract charge 0.50% Class B       $ 6.54                                               (33.67)%
      Highest contract charge 1.90% Class B      $ 6.33                                               (34.61)%
      All contract charges                           --       11,658        $ 74,460       1.06%
2007  Lowest contract charge 0.50% Class B       $ 9.86                                                (9.12)%
      Highest contract charge 1.90% Class B      $ 9.68                                               (10.37)%
      All contract charges                                     5,985        $ 58,243       0.48%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.10           --              --         --        (6.57)%
      Highest contract charge 1.70% Class A (q)  $10.94           --              --         --        (4.54)%
      All contract charges                           --        2,342        $ 25,770       1.26%
2010  Lowest contract charge 1.30% Class A (q)   $11.51           --              --         --        11.10%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        10.62%
      All contract charges                           --        1,070        $ 12,298       1.30%
2009  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         0.68%
      Highest contract charge 1.70% Class A (q)  $10.36           --              --         --         0.68%
      All contract charges                           --           --        $      3       2.75%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $21.81           --              --         --        (4.05)%
      Highest contract charge 1.90% Class B      $18.94           --              --         --        (4.92)%
      All contract charges                           --       56,317        $826,492       1.26%
2010  Lowest contract charge 0.50% Class B       $24.18           --              --         --        11.74%
      Highest contract charge 1.90% Class B      $19.92           --              --         --        10.12%
      All contract charges                           --       54,746        $848,219       1.30%
2009  Lowest contract charge 0.50% Class B       $21.64           --              --         --        29.60%
      Highest contract charge 1.90% Class B      $18.09           --              --         --        27.82%
      All contract charges                           --       52,534        $745,364       2.75%
2008  Lowest contract charge 0.50% Class B       $16.70           --              --         --       (36.86)%
      Highest contract charge 1.90% Class B      $14.15           --              --         --       (37.77)%
      All contract charges                           --       46,485        $522,247       1.73%
2007  Lowest contract charge 0.50% Class B       $26.45           --              --         --         0.69%
      Highest contract charge 1.90% Class B      $22.74           --              --         --        (0.74)%
      All contract charges                                    45,201        $829,334       1.08%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.45           --              --         --        (1.46)%
      Highest contract charge 1.70% Class A (q)  $11.35           --              --         --        (1.90)%
      All contract charges                           --          221        $  2,525       1.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --              --         --        14.48%
      Highest contract charge 1.70% Class A (q)  $11.57           --              --         --        14.10%
      All contract charges                           --           77        $    889       2.49%
2009  Lowest contract charge 1.30% Class A (q)   $10.15           --              --         --        (0.39)%
      Highest contract charge 1.70% Class A (q)  $10.14           --              --         --        (0.39)%
      All contract charges                           --           --              --       2.55%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 6.03           --              --         --        (1.31)%
      Highest contract charge 1.90% Class B      $ 5.31           --              --         --        (2.39)%
      All contract charges                           --       46,896        $212,989       1.90%
2010  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --        15.18%
      Highest contract charge 1.90% Class B      $ 5.44           --              --         --        13.57%
      All contract charges                           --       45,605        $214,535       2.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 5.60           --               --        --        10.97%
      Highest contract charge 1.90% Class B      $ 4.79           --               --        --         9.34%
      All contract charges                           --       43,320       $  182,082      2.55%
2008  Lowest contract charge 0.50% Class B       $ 5.05           --               --        --       (32.67)%
      Highest contract charge 1.90% Class B      $ 4.38           --               --        --       (33.54)%
      All contract charges                           --       39,344       $  157,390      2.44%
2007  Lowest contract charge 0.50% Class B       $ 7.50           --               --        --         3.31%
      Highest contract charge 1.90% Class B      $ 6.59           --               --        --         1.70%
      All contract charges                                    31,430       $  202,051      1.82%
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 7.81           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 7.24           --               --        --        (1.50)%
      All contract charges                           --        4,681       $   42,315      0.35%
2010  Lowest contract charge 0.50% Class B       $ 8.54           --               --        --        11.93%
      Highest contract charge 1.90% Class B      $ 7.27           --               --        --        10.49%
      All contract charges                           --        5,101       $   46,879      0.05%
2009  Lowest contract charge 0.50% Class B       $ 7.63           --               --        --        30.12%
      Highest contract charge 1.90% Class B      $ 6.58           --               --        --        28.35%
      All contract charges                           --        5,534       $   45,654      0.24%
2008  Lowest contract charge 0.50% Class B       $ 5.86           --               --        --       (45.44)%
      Highest contract charge 1.90% Class B      $ 5.13           --               --        --       (46.23)%
      All contract charges                           --        5,674       $   36,090      0.30%
2007  Lowest contract charge 0.50% Class B       $10.74           --               --        --        11.53%
      Highest contract charge 1.90% Class B      $ 9.54           --               --        --         9.91%
      All contract charges                                     5,341       $   62,358      0.23%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.28           --               --        --         2.85%
      Highest contract charge 1.70% Class A (q)  $12.18           --               --        --         2.53%
      All contract charges                           --           90       $    1,098      0.71%
2010  Lowest contract charge 1.30% Class A (q)   $11.94           --               --        --        14.59%
      Highest contract charge 1.70% Class A (q)  $11.88           --               --        --        14.12%
      All contract charges                           --           50       $      602      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.42           --               --        --         1.56%
      Highest contract charge 1.70% Class A (q)  $10.41           --               --        --         1.56%
      All contract charges                           --           --               --      1.14%
EQ/CAPITAL GUARDIAN RESEARCH (A)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.49           --               --        --         3.05%
      Highest contract charge 1.90% Class B      $11.05           --               --        --         2.03%
      All contract charges                           --       69,996       $  835,757      0.71%
2010  Lowest contract charge 0.50% Class B       $12.78           --               --        --        15.24%
      Highest contract charge 1.90% Class B      $10.83           --               --        --        13.64%
      All contract charges                           --       77,666       $  904,589      0.74%
2009  Lowest contract charge 0.50% Class B       $11.09           --               --        --        30.79%
      Highest contract charge 1.90% Class B      $ 9.53           --               --        --        29.02%
      All contract charges                           --       86,472       $  882,191      1.14%
2008  Lowest contract charge 0.50% Class B       $ 8.48           --               --        --       (39.94)%
      Highest contract charge 1.90% Class B      $ 7.39           --               --        --       (40.83)%
      All contract charges                           --       96,287       $  757,787      0.91%
2007  Lowest contract charge 0.50% Class B       $14.12           --               --        --         1.15%
      Highest contract charge 1.90% Class B      $12.49           --               --        --        (0.32)%
      All contract charges                                   113,240       $1,497,202      1.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                  UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                  VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------- ------------------ ---------- -------------- ---------
EQ/COMMON STOCK INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 11.77           --               --        --        (0.59)%
      Highest contract charge 1.70% Class A (q)  $ 11.67           --               --        --        (0.93)%
      All contract charges                            --          166       $    1,957      1.24%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.84           --               --        --        14.73%
      Highest contract charge 1.70% Class A (q)  $ 11.78           --               --        --        14.15%
      All contract charges                            --           93       $    1,103      1.26%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.32           --               --        --         0.39%
      Highest contract charge 1.70% Class A (q)  $ 10.32           --               --        --         0.39%
      All contract charges                            --           --               --      1.80%
EQ/COMMON STOCK INDEX (N)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $250.92           --               --        --        (0.42)%
      Highest contract charge 1.90% Class B      $177.52           --               --        --        (1.38)%
      All contract charges                            --       34,703       $  717,818      1.24%
2010  Lowest contract charge 0.50% Class B       $295.18           --               --        --        15.29%
      Highest contract charge 1.90% Class B      $180.00           --               --        --        13.67%
      All contract charges                            --       38,136       $  803,765      1.26%
2009  Lowest contract charge 0.50% Class B       $256.03           --               --        --        27.69%
      Highest contract charge 1.90% Class B      $158.35           --               --        --        25.90%
      All contract charges                            --       41,528       $  776,118      1.80%
2008  Lowest contract charge 0.50% Class B       $200.52           --               --        --       (44.08)%
      Highest contract charge 1.90% Class B      $125.78           --               --        --       (44.87)%
      All contract charges                            --       40,142       $  617,520      1.63%
2007  Lowest contract charge 0.50% Class B       $358.57           --               --        --         2.96%
      Highest contract charge 1.90% Class B      $228.16           --               --        --         1.51%
      All contract charges                                     41,874       $1,221,553      0.97%
EQ/CORE BOND INDEX (L)
      Unit Value 0.65% to 1.90%*
2011  Lowest contract charge 0.65% Class B       $ 10.16           --               --        --         4.21%
      Highest contract charge 1.90% Class B      $ 13.23           --               --        --         2.80%
      All contract charges                            --       97,647       $1,156,460      1.89%
2010  Lowest contract charge 0.50% Class B       $ 15.47           --               --        --         5.24%
      Highest contract charge 1.90% Class B      $ 12.87           --               --        --         3.79%
      All contract charges                            --       94,923       $1,102,809      2.24%
2009  Lowest contract charge 0.50% Class B       $ 14.70           --               --        --         2.17%
      Highest contract charge 1.90% Class B      $ 12.40           --               --        --         0.76%
      All contract charges                            --       89,630       $1,013,962      2.61%
2008  Lowest contract charge 0.50% Class B       $ 14.39           --               --        --        (9.38)%
      Highest contract charge 1.90% Class B      $ 12.31           --               --        --       (10.67)%
      All contract charges                            --       80,413       $  913,345      4.06%
2007  Lowest contract charge 0.50% Class B       $ 15.88           --               --        --         2.58%
      Highest contract charge 1.90% Class B      $ 13.78           --               --        --         1.10%
      All contract charges                                     99,922       $1,271,392      4.32%
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 10.72           --               --        --        (5.72)%
      Highest contract charge 1.70% Class A (q)  $ 10.63           --               --        --        (6.01)%
      All contract charges                            --          728       $    7,778      0.31%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.37           --               --        --        10.60%
      Highest contract charge 1.70% Class A (q)  $ 11.31           --               --        --        10.13%
      All contract charges                            --          348       $    3,958      0.81%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.28           --               --        --         1.48%
      Highest contract charge 1.70% Class A (q)  $ 10.27           --               --        --         1.48%
      All contract charges                            --           --       $        7      1.73%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.23           --               --        --        (5.62)%
      Highest contract charge 1.90% Class B      $ 8.77           --               --        --        (6.50)%
      All contract charges                           --       34,132       $  306,088      0.31%
2010  Lowest contract charge 0.50% Class B       $ 9.97           --               --        --        11.27%
      Highest contract charge 1.90% Class B      $ 9.38           --               --        --         9.71%
      All contract charges                           --       37,420       $  357,290      0.81%
2009  Lowest contract charge 0.50% Class B       $ 8.96           --               --        --        32.03%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --        30.18%
      All contract charges                           --       39,080       $  338,925      1.73%
2008  Lowest contract charge 0.50% Class B       $ 6.79           --               --        --       (39.54)%
      Highest contract charge 1.90% Class B      $ 6.57           --               --        --       (40.38)%
      All contract charges                           --       36,597       $  242,910      0.62%
2007  Lowest contract charge 0.50% Class B       $11.23           --               --        --         3.22%
      Highest contract charge 1.90% Class B      $11.02           --               --        --         1.75%
      All contract charges                                    24,733       $  273,949      0.62%
EQ/EQUITY 500 INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.67           --               --        --         0.52%
      Highest contract charge 1.70% Class A (q)  $11.57           --               --        --         0.09%
      All contract charges                           --        1,156       $   13,434      1.45%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        13.16%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.67%
      All contract charges                           --          501       $    5,807      1.43%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --            3       $       34      1.96%
EQ/EQUITY 500 INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $28.94           --               --        --         0.56%
      Highest contract charge 1.90% Class B      $24.37           --               --        --        (0.41)%
      All contract charges                           --       68,631       $1,153,634      1.45%
2010  Lowest contract charge 0.50% Class B       $31.06           --               --        --        13.81%
      Highest contract charge 1.90% Class B      $24.47           --               --        --        12.20%
      All contract charges                           --       73,975       $1,249,931      1.43%
2009  Lowest contract charge 0.50% Class B       $27.29           --               --        --        25.25%
      Highest contract charge 1.90% Class B      $21.81           --               --        --        23.48%
      All contract charges                           --       75,725       $1,151,603      1.96%
2008  Lowest contract charge 0.50% Class B       $21.79           --               --        --       (37.64)%
      Highest contract charge 1.90% Class B      $17.66           --               --        --       (38.51)%
      All contract charges                           --       71,841       $  912,729      1.72%
2007  Lowest contract charge 0.50% Class B       $34.94           --               --        --         4.42%
      Highest contract charge 1.90% Class B      $28.72           --               --        --         2.94%
      All contract charges                                    74,013       $1,576,822      1.31%
EQ/EQUITY GROWTH PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.07           --               --        --        (7.03)%
      Highest contract charge 1.90% Class B      $13.64           --               --        --        (7.96)%
      All contract charges                           --       81,896       $1,038,983      0.26%
2010  Lowest contract charge 0.50% Class B       $16.92           --               --        --        14.71%
      Highest contract charge 1.90% Class B      $14.82           --               --        --        13.04%
      All contract charges                           --       93,768       $1,288,091      0.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $14.75           --               --        --        27.15%
      Highest contract charge 1.90% Class B      $13.11           --               --        --        25.42%
      All contract charges                           --      108,738       $1,316,635      0.85%
2008  Lowest contract charge 0.50% Class B       $11.60           --               --        --       (40.57)%
      Highest contract charge 1.90% Class B      $10.45           --               --        --       (41.46)%
      All contract charges                           --      118,651       $1,143,520      0.95%
2007  Lowest contract charge 0.50% Class B       $19.52           --               --        --        13.49%
      Highest contract charge 1.90% Class B      $17.85           --               --        --        11.91%
      All contract charges                                   115,724       $1,909,092      0.18%
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.22           --               --        --        (0.97)%
      Highest contract charge 1.70% Class A (q)  $11.13           --               --        --        (1.33)%
      All contract charges                           --           93       $    1,047      3.36%
2010  Lowest contract charge 1.30% Class A (q)   $11.33           --               --        --        10.11%
      Highest contract charge 1.70% Class A (q)  $11.28           --               --        --         9.73%
      All contract charges                           --           62       $      703      2.96%
2009  Lowest contract charge 1.30% Class A (q)   $10.29           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.28           --               --        --         0.19%
      All contract charges                           --           --               --      5.95%
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $10.07           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 9.62           --               --        --        (1.74)%
      All contract charges                           --       53,542       $  523,704      3.36%
2010  Lowest contract charge 0.50% Class B       $10.36           --               --        --        10.68%
      Highest contract charge 1.90% Class B      $ 9.75           --               --        --         9.18%
      All contract charges                           --       54,951       $  545,194      2.96%
2009  Lowest contract charge 0.50% Class B       $ 9.36           --               --        --        29.97%
      Highest contract charge 1.90% Class B      $ 8.93           --               --        --        28.10%
      All contract charges                           --       65,970       $  596,850      5.95%
2008  Lowest contract charge 0.50% Class B       $ 7.20           --               --        --       (32.20)%
      Highest contract charge 1.90% Class B      $ 6.97           --               --        --       (33.11)%
      All contract charges                           --       60,463       $  425,663      6.36%
2007  Lowest contract charge 0.50% Class B       $10.62           --               --        --         1.53%
      Highest contract charge 1.90% Class B      $10.42           --               --        --         0.10%
      All contract charges                                    57,439       $  601,803      4.16%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.57           --               --        --        (5.37)%
      Highest contract charge 1.70% Class A (q)  $10.47           --               --        --        (5.85)%
      All contract charges                           --           89       $      940      1.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.17           --               --        --         9.19%
      Highest contract charge 1.70% Class A (q)  $11.12           --               --        --         8.70%
      All contract charges                           --           40       $      455      1.99%
2009  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --         0.29%
      All contract charges                           --           --       $        2      2.46%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B (e)   $ 7.78           --               --        --        (5.58)%
      Highest contract charge 1.90% Class B (e)  $ 7.51           --               --        --        (6.24)%
      All contract charges                           --      158,716       $1,214,424      1.78%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B (e)   $ 8.43           --               --        --         9.77%
      Highest contract charge 1.90% Class B (e)  $ 8.01           --               --        --         8.24%
      All contract charges                           --      169,484       $1,377,768      1.99%
2009  Lowest contract charge 0.50% Class B (e)   $ 7.68           --               --        --        27.78%
      Highest contract charge 1.90% Class B (e)  $ 7.40           --               --        --        26.04%
      All contract charges                           --      179,402       $1,341,290      2.46%
2008  Lowest contract charge 0.50% Class B (e)   $ 6.01           --               --        --       (37.20)%
      Highest contract charge 1.90% Class B (e)  $ 5.87           --               --        --       (38.08)%
      All contract charges                           --      168,583       $  996,068      5.08%
2007  Lowest contract charge 0.50% Class B (e)   $ 9.57           --               --        --        (4.30)%
      Highest contract charge 1.90% Class B (e)  $ 9.48           --               --        --        (5.20)%
      All contract charges                                    83,451       $  793,251      2.63%
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.08           --               --        --         0.27%
      Highest contract charge 1.70% Class A (q)  $10.98           --               --        --        (0.09)%
      All contract charges                           --          360       $    3,979      0.19%
2010  Lowest contract charge 1.30% Class A (q)   $11.05           --               --        --         8.55%
      Highest contract charge 1.70% Class A (q)  $10.99           --               --        --         7.96%
      All contract charges                           --          163       $    1,798        --
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.69%
      All contract charges                           --           --               --        --
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.89           --               --        --         0.39%
      Highest contract charge 1.90% Class B      $12.09           --               --        --        (0.58)%
      All contract charges                           --       16,273       $  201,854      0.19%
2010  Lowest contract charge 0.50% Class B       $13.17           --               --        --         9.02%
      Highest contract charge 1.90% Class B      $12.16           --               --        --         7.61%
      All contract charges                           --       14,455       $  179,603        --
2009  Lowest contract charge 0.50% Class B       $12.08           --               --        --        16.01%
      Highest contract charge 1.90% Class B      $11.30           --               --        --        14.41%
      All contract charges                           --       11,998       $  137,992        --
2008  Lowest contract charge 0.50% Class B       $10.41           --               --        --       (14.25)%
      Highest contract charge 1.90% Class B      $ 9.88           --               --        --       (15.48)%
      All contract charges                           --       11,081       $  111,017      0.50%
2007  Lowest contract charge 0.50% Class B       $12.14           --               --        --         2.97%
      Highest contract charge 1.90% Class B      $11.69           --               --        --         1.48%
      All contract charges                                    11,173       $  131,859      0.78%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.23           --               --        --        (5.45)%
      Highest contract charge 1.70% Class A (q)  $13.15           --               --        --        (4.92)%
      All contract charges                           --        2,853       $   37,738      0.08%
2010  Lowest contract charge 1.30% Class A (q)   $13.89           --               --        --        31.16%
      Highest contract charge 1.70% Class A (q)  $13.83           --               --        --        30.72%
      All contract charges                           --        1,235       $   17,130      0.37%
2009  Lowest contract charge 1.30% Class A (q)   $10.59           --               --        --         1.53%
      Highest contract charge 1.70% Class A (q)  $10.58           --               --        --         1.44%
      All contract charges                           --            2       $       23      0.44%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $36.53           --               --        --        (4.65)%
      Highest contract charge 1.90% Class B      $30.93           --               --        --        (5.33)%
      All contract charges                           --       21,292       $  777,514      0.08%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $44.89           --              --         --        31.99%
      Highest contract charge 1.90% Class B      $32.67           --              --         --        30.11%
      All contract charges                           --       22,302        $855,090       0.37%
2009  Lowest contract charge 0.50% Class B       $34.01           --              --         --        40.72%
      Highest contract charge 1.90% Class B      $25.11           --              --         --        38.78%
      All contract charges                           --       21,145        $619,879       0.44%
2008  Lowest contract charge 0.50% Class B       $24.17           --              --         --       (30.98)%
      Highest contract charge 1.90% Class B      $18.09           --              --         --       (31.99)%
      All contract charges                           --       18,794        $392,717       0.61%
2007  Lowest contract charge 0.50% Class B       $35.02           --              --         --         8.72%
      Highest contract charge 1.90% Class B      $26.60           --              --         --         7.21%
      All contract charges                                    15,674        $470,454       0.52%
EQ/GLOBAL BOND PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.70           --              --         --         3.28%
      Highest contract charge 1.70% Class A (q)  $10.61           --              --         --         2.91%
      All contract charges                           --          350        $  3,728       3.36%
2010  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         5.18%
      Highest contract charge 1.70% Class A (q)  $10.31           --              --         --         4.67%
      All contract charges                           --          140        $  1,442       2.92%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.85           --              --         --        (1.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.85           --              --         --        (1.70)%
      All contract charges                           --            2        $     15       0.80%
EQ/GLOBAL BOND PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.55           --              --         --         3.38%
      Highest contract charge 1.90% Class B      $11.82           --              --         --         2.43%
      All contract charges                           --       41,863        $508,159       3.36%
2010  Lowest contract charge 0.50% Class B       $12.43           --              --         --         5.79%
      Highest contract charge 1.90% Class B      $11.54           --              --         --         4.25%
      All contract charges                           --       40,077        $473,013       2.92%
2009  Lowest contract charge 0.50% Class B       $11.75           --              --         --         1.49%
      Highest contract charge 1.90% Class B      $11.07           --              --         --         0.07%
      All contract charges                           --       36,747        $414,061       0.80%
2008  Lowest contract charge 0.50% Class B       $11.58           --              --         --         5.95%
      Highest contract charge 1.90% Class B      $11.06           --              --         --         4.44%
      All contract charges                           --       36,828        $413,319      19.53%
2007  Lowest contract charge 0.50% Class B       $10.93           --              --         --         8.76%
      Highest contract charge 1.90% Class B      $10.59           --              --         --         7.19%
      All contract charges                                    18,195        $194,602       3.41%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.72           --              --         --       (13.21)%
      Highest contract charge 1.70% Class A (q)  $ 9.64           --              --         --       (13.54)%
      All contract charges                           --          304        $  2,952       1.70%
2010  Lowest contract charge 1.30% Class A (q)   $11.20           --              --         --        10.24%
      Highest contract charge 1.70% Class A (q)  $11.15           --              --         --         9.74%
      All contract charges                           --          174        $  1,953       1.10%
2009  Lowest contract charge 1.30% Class A (q)   $10.16           --              --         --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.16           --              --         --         0.00%
      All contract charges                           --            2        $     29       1.33%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.58           --              --         --       (13.15)%
      Highest contract charge 1.90% Class B      $14.44           --              --         --       (13.95)%
      All contract charges                           --       46,594        $856,342       1.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $20.28           --               --        --        10.88%
      Highest contract charge 1.90% Class B      $16.78           --               --        --         9.32%
      All contract charges                           --       53,486       $1,134,438      1.10%
2009  Lowest contract charge 0.50% Class B       $18.29           --               --        --        49.30%
      Highest contract charge 1.90% Class B      $15.35           --               --        --        47.16%
      All contract charges                           --       58,787       $1,130,770      1.33%
2008  Lowest contract charge 0.50% Class B       $12.25           --               --        --       (57.55)%
      Highest contract charge 1.90% Class B      $10.43           --               --        --       (58.15)%
      All contract charges                           --       53,574       $  696,118      0.15%
2007  Lowest contract charge 0.50% Class B       $28.86           --               --        --        41.26%
      Highest contract charge 1.90% Class B      $24.92           --               --        --        39.30%
      All contract charges                                    53,185       $1,627,247        --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $22.86           --               --        --         4.34%
      Highest contract charge 1.90% Class B      $18.71           --               --        --         3.26%
      All contract charges                           --       33,208       $  447,386      0.43%
2010  Lowest contract charge 0.50% Class B       $23.97           --               --        --         3.72%
      Highest contract charge 1.90% Class B      $18.12           --               --        --         2.26%
      All contract charges                           --       28,642       $  391,601      1.22%
2009  Lowest contract charge 0.50% Class B       $23.11           --               --        --        (2.76)%
      Highest contract charge 1.90% Class B      $17.72           --               --        --        (4.11)%
      All contract charges                           --       26,434       $  369,725      1.00%
2008  Lowest contract charge 0.50% Class B       $23.77           --               --        --         3.08%
      Highest contract charge 1.90% Class B      $18.48           --               --        --         1.59%
      All contract charges                           --       26,853       $  401,655      3.71%
2007  Lowest contract charge 0.50% Class B       $23.06           --               --        --         6.32%
      Highest contract charge 1.90% Class B      $18.19           --               --        --         4.84%
      All contract charges                                    18,561       $  296,887      4.29%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 8.95           --               --        --       (17.74)%
      Highest contract charge 1.70% Class A (q)  $ 8.87           --               --        --       (18.10)%
      All contract charges                           --          267       $    2,376      2.70%
2010  Lowest contract charge 1.30% Class A (q)   $10.88           --               --        --         8.04%
      Highest contract charge 1.70% Class A (q)  $10.83           --               --        --         7.55%
      All contract charges                           --          189       $    2,052      1.80%
2009  Lowest contract charge 1.30% Class A (q)   $10.07           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.07           --               --        --        (0.10)%
      All contract charges                           --           --               --      3.14%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.14           --               --        --       (17.73)%
      Highest contract charge 1.90% Class B      $ 9.86           --               --        --       (18.51)%
      All contract charges                           --       52,811       $  606,445      2.70%
2010  Lowest contract charge 0.50% Class B       $14.28           --               --        --         8.68%
      Highest contract charge 1.90% Class B      $12.10           --               --        --         7.17%
      All contract charges                           --       56,037       $  784,792      1.80%
2009  Lowest contract charge 0.50% Class B       $13.14           --               --        --        34.62%
      Highest contract charge 1.90% Class B      $11.29           --               --        --        32.72%
      All contract charges                           --       59,216       $  769,256      3.14%
2008  Lowest contract charge 0.50% Class B       $ 9.76           --               --        --       (45.11)%
      Highest contract charge 1.90% Class B      $ 8.51           --               --        --       (45.90)%
      All contract charges                           --       57,050       $  554,312      1.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
                                                     UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                     VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                     ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B           $17.78           --               --        --        14.64%
      Highest contract charge 1.90% Class B          $15.73           --               --        --        13.08%
      All contract charges                                        57,566       $1,024,304      0.39%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)       $ 8.57           --               --        --       (15.48)%
      Highest contract charge 1.70% Class A (q)      $ 8.97           --               --        --       (13.42)%
      All contract charges                               --          184       $    1,657      2.76%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.10%
      Highest contract charge 1.70% Class A (q)      $10.36           --               --        --         3.70%
      All contract charges                               --          102       $    1,062      2.24%
2009  Lowest contract charge 1.30% Class A (q)       $10.00           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)      $ 9.99           --               --        --        (0.20)%
      All contract charges                               --           --               --      2.38%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $11.91           --               --        --       (13.00)%
      Highest contract charge 1.90% Class B          $10.13           --               --        --       (13.86)%
      All contract charges                               --       48,085       $  522,268      2.76%
2010  Lowest contract charge 0.50% Class B           $14.70           --               --        --         4.63%
      Highest contract charge 1.90% Class B          $11.76           --               --        --         3.16%
      All contract charges                               --       52,855       $  663,562      2.24%
2009  Lowest contract charge 0.50% Class B           $14.05           --               --        --        26.42%
      Highest contract charge 1.90% Class B          $11.40           --               --        --        24.68%
      All contract charges                               --       58,111       $  703,686      2.38%
2008  Lowest contract charge 0.50% Class B           $11.11           --               --        --       (50.95)%
      Highest contract charge 1.90% Class B          $ 9.14           --               --        --       (51.67)%
      All contract charges                               --       62,852       $  607,988      2.73%
2007  Lowest contract charge 0.50% Class B           $22.65           --               --        --        11.14%
      Highest contract charge 1.90% Class B          $18.91           --               --        --         9.62%
      All contract charges                                        64,446       $1,284,350      1.43%
EQ/INTERNATIONAL ETF
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q) (s)   $ 9.14           --               --        --       (14.02)%
      Highest contract charge 1.70% Class A (q) (s)  $ 9.06           --               --        --       (14.37)%
      All contract charges                               --          251       $    2,293      2.55%
2010  Lowest contract charge 1.30% Class A (q) (s)   $10.63           --               --        --         6.30%
      Highest contract charge 1.70% Class A (q) (s)  $10.58           --               --        --         5.91%
      All contract charges                               --          125       $    1,330      2.43%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)       $ 8.64           --               --        --       (17.00)%
      Highest contract charge 1.70% Class A (q)      $ 8.57           --               --        --       (17.36)%
      All contract charges                               --          354       $    3,054      1.92%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.94%
      Highest contract charge 1.70% Class A (q)      $10.37           --               --        --         4.54%
      All contract charges                               --          291       $    3,029      0.76%
2009  Lowest contract charge 1.30% Class A (q)       $ 9.92           --               --        --        (0.40)%
      Highest contract charge 1.70% Class A (q)      $ 9.92           --               --        --        (0.30)%
      All contract charges                               --            1       $        8      2.07%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $16.52           --               --        --       (16.94)%
      Highest contract charge 1.90% Class B          $14.34           --               --        --       (17.78)%
      All contract charges                               --       41,044       $  550,880      1.92%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $21.16           --               --        --         5.54%
      Highest contract charge 1.90% Class B      $17.44           --               --        --         4.06%
      All contract charges                           --       45,360       $  737,614      0.76%
2009  Lowest contract charge 0.50% Class B       $20.05           --               --        --        29.61%
      Highest contract charge 1.90% Class B      $16.76           --               --        --        27.81%
      All contract charges                           --       47,668       $  743,266      2.07%
2008  Lowest contract charge 0.50% Class B       $15.47           --               --        --       (43.29)%
      Highest contract charge 1.90% Class B      $13.11           --               --        --       (44.09)%
      All contract charges                           --       48,585       $  592,816      2.19%
2007  Lowest contract charge 0.50% Class B       $27.28           --               --        --         9.65%
      Highest contract charge 1.90% Class B      $23.45           --               --        --         8.06%
      All contract charges                                    52,311       $1,144,877      1.85%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.85           --               --        --        (8.46)%
      Highest contract charge 1.70% Class A (q)  $10.60           --               --        --        (6.61)%
      All contract charges                           --          266       $    2,845      1.03%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.21%
      Highest contract charge 1.70% Class A (q)  $11.35           --               --        --        10.62%
      All contract charges                           --          163       $    1,852      1.32%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --           --               --      1.48%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $13.35           --               --        --        (6.12)%
      Highest contract charge 1.90% Class B      $11.59           --               --        --        (7.06)%
      All contract charges                           --       19,801       $  238,926      1.03%
2010  Lowest contract charge 0.50% Class B       $15.13           --               --        --        11.74%
      Highest contract charge 1.90% Class B      $12.47           --               --        --        10.26%
      All contract charges                           --       21,596       $  279,401      1.32%
2009  Lowest contract charge 0.50% Class B       $13.54           --               --        --        31.69%
      Highest contract charge 1.90% Class B      $11.31           --               --        --        29.73%
      All contract charges                           --       22,028       $  258,292      1.48%
2008  Lowest contract charge 0.50% Class B       $10.28           --               --        --       (40.09)%
      Highest contract charge 1.90% Class B      $ 8.72           --               --        --       (40.88)%
      All contract charges                           --       23,322       $  210,531      1.78%
2007  Lowest contract charge 0.50% Class B       $17.16           --               --        --        (1.72)%
      Highest contract charge 1.90% Class B      $14.75           --               --        --        (3.09)%
      All contract charges                                    27,538       $  419,788      1.32%
EQ/LARGE CAP CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.37           --               --        --        (5.16)%
      Highest contract charge 1.90% Class B      $ 8.27           --               --        --        (6.02)%
      All contract charges                           --       14,134       $  134,375      1.03%
2010  Lowest contract charge 0.50% Class B       $10.43           --               --        --        13.62%
      Highest contract charge 1.90% Class B      $ 8.80           --               --        --        11.96%
      All contract charges                           --       15,828       $  158,846      1.00%
2009  Lowest contract charge 0.50% Class B       $ 9.18           --               --        --        25.95%
      Highest contract charge 1.90% Class B      $ 7.86           --               --        --        24.11%
      All contract charges                           --       17,342       $  153,764      4.38%
2008  Lowest contract charge 0.50% Class B       $ 7.29           --               --        --       (37.75)%
      Highest contract charge 1.90% Class B      $ 6.33           --               --        --       (38.60)%
      All contract charges                           --       18,391       $  129,337      0.34%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $11.71           --              --         --         3.35%
      Highest contract charge 1.90% Class B      $10.31           --              --         --         1.88%
      All contract charges                                    21,585        $243,826       1.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.07           --              --         --         1.26%
      Highest contract charge 1.70% Class A (q)  $11.97           --              --         --         0.93%
      All contract charges                           --          320        $  3,850       0.88%
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        14.73%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.26%
      All contract charges                           --          155        $  1,848       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.39           --              --         --         0.97%
      Highest contract charge 1.70% Class A (q)  $10.38           --              --         --         0.97%
      All contract charges                           --           --              --       2.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 8.07           --              --         --         1.38%
      Highest contract charge 1.90% Class B      $ 7.15           --              --         --         0.42%
      All contract charges                           --       34,122        $322,327       0.88%
2010  Lowest contract charge 0.50% Class B       $ 8.40           --              --         --        15.38%
      Highest contract charge 1.90% Class B      $ 7.12           --              --         --        13.74%
      All contract charges                           --       36,002        $332,558       0.97%
2009  Lowest contract charge 0.50% Class B       $ 7.28           --              --         --        35.53%
      Highest contract charge 1.90% Class B      $ 6.26           --              --         --        33.67%
      All contract charges                           --       39,652        $317,224       2.14%
2008  Lowest contract charge 0.50% Class B       $ 5.37           --              --         --       (36.60)%
      Highest contract charge 1.90% Class B      $ 4.68           --              --         --       (37.52)%
      All contract charges                           --       41,922        $248,887       0.14%
2007  Lowest contract charge 0.50% Class B       $ 8.47           --              --         --        13.39%
      Highest contract charge 1.90% Class B      $ 7.49           --              --         --        11.79%
      All contract charges                                    45,255        $411,124         --
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.07           --              --         --        (4.57)%
      Highest contract charge 1.70% Class A (q)  $10.98           --              --         --        (4.94)%
      All contract charges                           --          170        $  1,871       0.50%
2010  Lowest contract charge 1.30% Class A (q)   $11.60           --              --         --        12.84%
      Highest contract charge 1.70% Class A (q)  $11.55           --              --         --        12.46%
      All contract charges                           --           79        $    909       0.38%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --              --         --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.27           --              --         --         0.59%
      All contract charges                           --           --              --       1.31%
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.89           --              --         --        (4.56)%
      Highest contract charge 1.90% Class B      $13.79           --              --         --        (5.48)%
      All contract charges                           --       37,076        $505,607       0.50%
2010  Lowest contract charge 0.50% Class B       $17.71           --              --         --        13.89%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        12.23%
      All contract charges                           --       17,859        $261,108       0.38%
2009  Lowest contract charge 0.50% Class B       $15.55           --              --         --        34.19%
      Highest contract charge 1.90% Class B      $13.00           --              --         --        32.35%
      All contract charges                           --       19,454        $252,641       1.31%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $11.59           --               --        --       (38.55)%
      Highest contract charge 1.90% Class B      $ 9.82           --               --        --       (39.42)%
      All contract charges                           --       19,719       $  193,193      0.11%
2007  Lowest contract charge 0.50% Class B       $18.86           --               --        --        15.07%
      Highest contract charge 1.90% Class B      $16.21           --               --        --        13.36%
      All contract charges                                    22,503       $  363,276      0.41%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.46           --               --        --        (1.38)%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        (1.73)%
      All contract charges                           --          155       $    1,774      1.77%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --               --        --        13.48%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.89%
      All contract charges                           --           82       $      948      1.54%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.24           --               --        --         0.00%
      All contract charges                           --           --               --      9.15%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 5.86           --               --        --        (1.51)%
      Highest contract charge 1.80% Class B      $ 5.65           --               --        --        (2.08)%
      All contract charges                           --       43,857       $  252,597      1.77%
2010  Lowest contract charge 0.50% Class B       $ 6.18           --               --        --        14.02%
      Highest contract charge 1.90% Class B      $ 5.74           --               --        --        12.55%
      All contract charges                           --       20,149       $  118,119      1.54%
2009  Lowest contract charge 0.50% Class B       $ 5.42           --               --        --        18.55%
      Highest contract charge 1.90% Class B      $ 5.10           --               --        --        17.01%
      All contract charges                           --       19,764       $  102,573      9.15%
2008  Lowest contract charge 0.50% Class B       $ 4.57           --               --        --       (56.93)%
      Highest contract charge 1.90% Class B      $ 4.36           --               --        --       (57.59)%
      All contract charges                           --       16,998       $   75,141      1.37%
2007  Lowest contract charge 0.50% Class B       $10.61                                                (6.35)%
      Highest contract charge 1.90% Class B      $10.28                                                (7.72)%
      All contract charges                                    17,409       $  180,500        --
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --               --        --        (6.05)%
      Highest contract charge 1.70% Class A (q)  $10.63           --               --        --        (6.43)%
      All contract charges                           --          117       $    1,254      1.10%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.43%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        11.05%
      All contract charges                           --          102       $    1,161      1.13%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --        (0.10)%
      All contract charges                           --           --               --      2.14%
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.37           --               --        --        (5.93)%
      Highest contract charge 1.90% Class B      $10.81           --               --        --        (6.81)%
      All contract charges                           --       91,140       $  971,826      1.10%
2010  Lowest contract charge 0.50% Class B       $13.95           --               --        --        12.14%
      Highest contract charge 1.90% Class B      $11.60           --               --        --        10.48%
      All contract charges                           --      102,373       $1,167,606      1.13%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $12.44           --               --        --        19.87%
      Highest contract charge 1.90% Class B      $10.50           --               --        --        18.20%
      All contract charges                           --      114,911       $1,181,003      2.14%
2008  Lowest contract charge 0.50% Class B       $10.38           --               --        --       (43.62)%
      Highest contract charge 1.90% Class B      $ 8.88           --               --        --       (44.43)%
      All contract charges                           --      128,632       $1,114,977      2.84%
2007  Lowest contract charge 0.50% Class B       $18.41           --               --        --        (5.05)%
      Highest contract charge 1.90% Class B      $15.98           --               --        --        (6.39)%
      All contract charges                                   150,945       $2,349,958      1.61%
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $11.08           --               --        --        (9.62)%
      Highest contract charge 1.90% Class B      $10.57           --               --        --       (10.20)%
      All contract charges                           --       16,183       $  176,266      0.69%
2010  Lowest contract charge 0.50% Class B       $12.76           --               --        --        13.42%
      Highest contract charge 1.90% Class B      $11.77           --               --        --        11.78%
      All contract charges                           --       15,873       $  191,761      0.39%
2009  Lowest contract charge 0.50% Class B       $11.25           --               --        --        24.86%
      Highest contract charge 1.90% Class B      $10.53           --               --        --        23.16%
      All contract charges                           --       14,412       $  154,971      0.68%
2008  Lowest contract charge 0.50% Class B       $ 9.01           --               --        --       (31.27)%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --       (32.30)%
      All contract charges                           --        9,794       $   85,138      1.16%
2007  Lowest contract charge 0.50% Class B       $13.11           --               --        --        10.08%
      Highest contract charge 1.90% Class B      $12.63           --               --        --         8.60%
      All contract charges                                     6,105       $   78,014      0.80%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --       (11.66)%
      Highest contract charge 1.70% Class A (q)  $10.14           --               --        --       (12.06)%
      All contract charges                           --          334       $    3,412      0.64%
2010  Lowest contract charge 1.30% Class A (q)   $11.58           --               --        --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53           --               --        --        13.26%
      All contract charges                           --          126       $    1,453      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.30%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.39%
      All contract charges                           --           --       $        3      1.27%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $13.15           --               --        --       (11.74)%
      Highest contract charge 1.90% Class B      $12.54           --               --        --       (12.43)%
      All contract charges                           --       30,869       $  328,558      0.64%
2010  Lowest contract charge 0.50% Class B       $15.51           --               --        --        14.38%
      Highest contract charge 1.90% Class B      $14.32           --               --        --        12.76%
      All contract charges                           --       30,667       $  376,915      0.98%
2009  Lowest contract charge 0.50% Class B       $13.56           --               --        --        36.59%
      Highest contract charge 1.90% Class B      $12.70           --               --        --        34.63%
      All contract charges                           --       25,119       $  272,003      1.27%
2008  Lowest contract charge 0.50% Class B       $ 9.93           --               --        --       (40.61)%
      Highest contract charge 1.90% Class B      $ 9.43           --               --        --       (41.43)%
      All contract charges                           --       20,631       $  168,007      0.99%
2007  Lowest contract charge 0.50% Class B       $16.72           --               --        --        15.63%
      Highest contract charge 1.90% Class B      $16.10           --               --        --        14.02%
      All contract charges                                    16,401       $  237,725      0.72%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/MID CAP INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.63           --               --        --        (3.37)%
      Highest contract charge 1.70% Class A (q)  $12.52           --               --        --        (3.77)%
      All contract charges                           --          302       $    3,804      0.61%
2010  Lowest contract charge 1.30% Class A (q)   $13.07           --               --        --        24.36%
      Highest contract charge 1.70% Class A (q)  $13.01           --               --        --        23.90%
      All contract charges                           --          185       $    2,418      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.45%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.45%
      All contract charges                           --           --               --      1.09%
EQ/MID CAP INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.52           --               --        --        (3.36)%
      Highest contract charge 1.90% Class B      $10.33           --               --        --        (4.26)%
      All contract charges                           --       53,373       $  632,975      0.61%
2010  Lowest contract charge 0.50% Class B       $12.49           --               --        --        25.03%
      Highest contract charge 1.90% Class B      $10.79           --               --        --        23.31%
      All contract charges                           --       59,447       $  732,139      0.74%
2009  Lowest contract charge 0.50% Class B       $ 9.99           --               --        --        35.67%
      Highest contract charge 1.90% Class B      $ 8.75           --               --        --        33.76%
      All contract charges                           --       65,727       $  652,650      1.09%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --               --        --       (49.55)%
      Highest contract charge 1.90% Class B      $ 6.54           --               --        --       (50.27)%
      All contract charges                           --       67,946       $  500,886      0.89%
2007  Lowest contract charge 0.50% Class B       $14.59           --               --        --         7.44%
      Highest contract charge 1.90% Class B      $13.15           --               --        --         5.96%
      All contract charges                                    70,501       $1,035,525        --
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.40           --               --        --       (10.31)%
      Highest contract charge 1.70% Class A (q)  $11.30           --               --        --       (10.67)%
      All contract charges                           --           55       $      627      0.84%
2010  Lowest contract charge 1.30% Class A (q)   $12.71           --               --        --        20.93%
      Highest contract charge 1.70% Class A (q)  $12.65           --               --        --        20.48%
      All contract charges                           --           25       $      321      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.06%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.06%
      All contract charges                           --           --               --      1.69%
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.59           --               --        --       (10.30)%
      Highest contract charge 1.90% Class B      $13.54           --               --        --       (11.15)%
      All contract charges                           --       66,819       $  899,832      0.84%
2010  Lowest contract charge 0.50% Class B       $18.49           --               --        --        21.81%
      Highest contract charge 1.90% Class B      $15.24           --               --        --        20.19%
      All contract charges                           --       75,286       $1,136,423      0.98%
2009  Lowest contract charge 0.50% Class B       $15.18           --               --        --        35.14%
      Highest contract charge 1.90% Class B      $12.68           --               --        --        33.22%
      All contract charges                           --       88,122       $1,102,630      1.69%
2008  Lowest contract charge 0.50% Class B       $11.23           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B      $ 9.52           --               --        --       (40.69)%
      All contract charges                           --       41,940       $  400,022      1.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $18.67           --               --        --        (2.10)%
      Highest contract charge 1.90% Class B      $16.05           --               --        --        (3.49)%
      All contract charges                                    50,595       $  811,824      0.97%
EQ/MONEY MARKET
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.93           --               --        --        (0.60)%
      Highest contract charge 1.70% Class A (q)  $ 9.65           --               --        --        (1.73)%
      All contract charges                           --        4,907       $   47,537      0.01%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.87           --               --        --        (1.20)%
      Highest contract charge 1.70% Class A (q)  $ 9.82           --               --        --        (1.60)%
      All contract charges                           --        2,179       $   21,441        --
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --           22       $      215        --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.90%*
2011  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $24.78           --               --        --        (1.86)%
      All contract charges                           --       85,545       $  655,858      0.01%
2010  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $25.25           --               --        --        (1.90)%
      All contract charges                           --       65,197       $  653,462        --
2009  Lowest contract charge 0.00% Class B       $44.43           --               --        --        (0.01)%
      Highest contract charge 1.90% Class B      $25.74           --               --        --        (1.90)%
      All contract charges                           --       60,968       $  941,402        --
2008  Lowest contract charge 0.00% Class B       $44.43           --               --        --         2.11%
      Highest contract charge 1.90% Class B      $26.24           --               --        --         0.15%
      All contract charges                           --       90,924       $1,493,712      1.93%
2007  Lowest contract charge 0.00% Class B       $43.51           --               --        --         4.72%
      Highest contract charge 1.90% Class B      $26.20           --               --        --         2.70%
      All contract charges                                    45,468       $  851,459      4.59%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.20           --               --        --        (1.82)%
      Highest contract charge 1.70% Class A (q)  $11.10           --               --        --         1.37%
      All contract charges                           --          665       $    7,428      0.52%
2010  Lowest contract charge 1.30% Class A (q)   $11.00           --               --        --         7.00%
      Highest contract charge 1.70% Class A (q)  $10.95           --               --        --         6.62%
      All contract charges                           --          458       $    5,029      0.56%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --               --        --         0.98%
      Highest contract charge 1.70% Class A (q)  $10.27           --               --        --         0.98%
      All contract charges                           --            1       $        6      0.38%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $ 5.48           --               --        --         1.67%
      Highest contract charge 1.90% Class B      $ 4.99           --               --        --         0.81%
      All contract charges                           --       34,861       $  153,640      0.52%
2010  Lowest contract charge 0.50% Class B       $ 5.87           --               --        --         7.71%
      Highest contract charge 1.90% Class B      $ 4.95           --               --        --         6.22%
      All contract charges                           --       38,121       $  169,152      0.56%
2009  Lowest contract charge 0.50% Class B       $ 5.45           --               --        --        29.18%
      Highest contract charge 1.90% Class B      $ 4.66           --               --        --        27.29%
      All contract charges                           --       41,296       $  172,778      0.38%
2008  Lowest contract charge 0.50% Class B       $ 4.22           --               --        --       (33.23)%
      Highest contract charge 1.90% Class B      $ 3.66           --               --        --       (34.17)%
      All contract charges                           --       43,561       $  143,894      0.26%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $ 6.32           --              --         --        20.15%
      Highest contract charge 1.90% Class B      $ 5.56           --              --         --        18.55%
      All contract charges                                    18,657        $100,498       0.37%
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.61           --              --         --       (11.35)%
      Highest contract charge 1.70% Class A (q)  $12.10           --              --         --        (9.02)%
      All contract charges                           --        1,182        $ 14,382       0.25%
2010  Lowest contract charge 1.30% Class A (q)   $13.36           --              --         --        30.85%
      Highest contract charge 1.70% Class A (q)  $13.30           --              --         --        30.39%
      All contract charges                           --          456        $  6,078       0.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.79%
      Highest contract charge 1.70% Class A (q)  $10.20           --              --         --         0.69%
      All contract charges                           --            3        $     23         --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.83           --              --         --        (8.60)%
      Highest contract charge 1.90% Class B      $14.85           --              --         --        (9.45)%
      All contract charges                           --       36,425        $556,589       0.25%
2010  Lowest contract charge 0.50% Class B       $17.77           --              --         --        31.63%
      Highest contract charge 1.90% Class B      $16.40           --              --         --        29.85%
      All contract charges                           --       36,207        $608,343       0.12%
2009  Lowest contract charge 0.50% Class B       $13.50           --              --         --        56.21%
      Highest contract charge 1.90% Class B      $12.63           --              --         --        54.06%
      All contract charges                           --       31,529        $406,393         --
2008  Lowest contract charge 0.50% Class B       $ 8.64           --              --         --       (47.57)%
      Highest contract charge 1.90% Class B      $ 8.20           --              --         --       (48.33)%
      All contract charges                           --       25,257        $210,339         --
2007  Lowest contract charge 0.50% Class B       $16.48           --              --         --        21.80%
      Highest contract charge 1.90% Class B      $15.87           --              --         --        20.14%
      All contract charges                                    19,555        $313,835       0.33%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --              --         --        (5.47)%
      Highest contract charge 1.70% Class A (q)  $10.63           --              --         --        (5.85)%
      All contract charges                           --           77        $    816       0.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.34           --              --         --        10.74%
      Highest contract charge 1.70% Class A (q)  $11.29           --              --         --        10.25%
      All contract charges                           --           47        $    529       1.81%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --              --         --         0.49%
      Highest contract charge 1.70% Class A (q)  $10.24           --              --         --         0.49%
      All contract charges                           --           --              --       0.18%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 8.61           --              --         --        (5.38)%
      Highest contract charge 1.80% Class B      $ 8.22           --              --         --        (6.16)%
      All contract charges                           --       23,086        $192,936       0.90%
2010  Lowest contract charge 0.50% Class B       $ 9.28           --              --         --        11.40%
      Highest contract charge 1.90% Class B      $ 8.73           --              --         --         9.81%
      All contract charges                           --       25,932        $230,267       1.81%
2009  Lowest contract charge 0.50% Class B       $ 8.33           --              --         --        24.48%
      Highest contract charge 1.90% Class B      $ 7.95           --              --         --        22.81%
      All contract charges                           --       29,595        $238,330       0.18%
2008  Lowest contract charge 0.50% Class B       $ 6.69           --              --         --       (38.40)%
      Highest contract charge 1.90% Class B      $ 6.47           --              --         --       (39.31)%
      All contract charges                           --       31,398        $205,168       3.61%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $10.86           --               --        --         1.12%
      Highest contract charge 1.90% Class B      $10.66           --               --        --        (0.28)%
      All contract charges                                    32,835       $  351,879        --
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.49           --               --        --        (9.65)%
      Highest contract charge 1.70% Class A (q)  $10.40           --               --        --        (9.96)%
      All contract charges                           --          718       $    7,507      0.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        14.05%
      Highest contract charge 1.70% Class A (q)  $11.55           --               --        --        13.46%
      All contract charges                           --          264       $    3,054      0.65%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.00%
      All contract charges                           --            1       $        7      0.66%
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.68           --               --        --        (9.45)%
      Highest contract charge 1.90% Class B      $ 9.20           --               --        --       (10.33)%
      All contract charges                           --       29,008       $  272,754      0.78%
2010  Lowest contract charge 0.50% Class B       $10.90           --               --        --        14.62%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        13.00%
      All contract charges                           --       23,163       $  241,951      0.65%
2009  Lowest contract charge 0.50% Class B       $ 9.51           --               --        --        37.88%
      Highest contract charge 1.90% Class B      $ 9.08           --               --        --        35.88%
      All contract charges                           --       17,703       $  162,900      0.66%
2008  Lowest contract charge 0.50% Class B       $ 6.90           --               --        --       (41.03)%
      Highest contract charge 1.90% Class B      $ 6.68           --               --        --       (41.81)%
      All contract charges                           --       13,246       $   89,280      1.29%
2007  Lowest contract charge 0.50% Class B       $11.70           --               --        --         5.22%
      Highest contract charge 1.90% Class B      $11.48           --               --        --         3.70%
      All contract charges                                     9,648       $  111,407      0.39%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.92           --               --        --        (0.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.76           --               --        --        (1.61)%
      All contract charges                           --        1,850       $   18,121      0.51%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.96           --               --        --        (0.30)%
      Highest contract charge 1.70% Class A (q)  $ 9.92           --               --        --        (0.60)%
      All contract charges                           --        1,339       $   13,301      0.32%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --            9               90      1.17%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.98           --               --        --        (1.17)%
      Highest contract charge 1.90% Class B      $10.30           --               --        --        (2.09)%
      All contract charges                           --      110,963       $1,151,604      0.51%
2010  Lowest contract charge 0.50% Class B       $11.40           --               --        --         0.35%
      Highest contract charge 1.90% Class B      $10.52           --               --        --        (1.03)%
      All contract charges                           --      121,269       $1,281,207      0.32%
2009  Lowest contract charge 0.50% Class B       $11.36           --               --        --         7.45%
      Highest contract charge 1.90% Class B      $10.63           --               --        --         5.99%
      All contract charges                           --      132,946       $1,414,881      1.17%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $10.57           --              --         --        (4.52)%
      Highest contract charge 1.90% Class B      $10.03           --              --         --        (5.91)%
      All contract charges                           --       91,323        $917,805       3.21%
2007  Lowest contract charge 0.50% Class B       $11.07           --              --         --        10.92%
      Highest contract charge 1.90% Class B      $10.66           --              --         --         9.33%
      All contract charges                                    45,578        $486,803       3.07%
EQ/QUALITY BOND PLUS (M)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $18.36           --              --         --         0.27%
      Highest contract charge 1.90% Class B      $15.40           --              --         --        (0.71)%
      All contract charges                           --       40,402        $519,876       2.32%
2010  Lowest contract charge 0.50% Class B       $19.80           --              --         --         5.71%
      Highest contract charge 1.90% Class B      $15.51           --              --         --         4.23%
      All contract charges                           --       43,644        $565,217      10.49%
2009  Lowest contract charge 0.50% Class B       $18.73           --              --         --         5.54%
      Highest contract charge 1.90% Class B      $14.88           --              --         --         4.06%
      All contract charges                           --       44,906        $558,182       3.96%
2008  Lowest contract charge 0.50% Class B       $17.75           --              --         --        (7.02)%
      Highest contract charge 1.90% Class B      $14.30           --              --         --        (8.33)%
      All contract charges                           --       26,466        $326,277       5.04%
2007  Lowest contract charge 0.50% Class B       $19.09           --              --         --         4.03%
      Highest contract charge 1.90% Class B      $15.60           --              --         --         2.56%
      All contract charges                                    28,944        $393,130       4.95%
EQ/SMALL COMPANY INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.73           --              --         --        (5.00)%
      Highest contract charge 1.70% Class A (q)  $12.62           --              --         --        (5.40)%
      All contract charges                           --          272        $  3,450       0.66%
2010  Lowest contract charge 1.30% Class A (q)   $13.40           --              --         --        24.54%
      Highest contract charge 1.70% Class A (q)  $13.34           --              --         --        23.98%
      All contract charges                           --          193        $  2,581       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.76           --              --         --         2.57%
      Highest contract charge 1.70% Class A (q)  $10.76           --              --         --         2.57%
      All contract charges                           --            1        $     11       1.55%
EQ/SMALL COMPANY INDEX (O)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.70           --              --         --        (4.90)%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        (5.81)%
      All contract charges                           --       30,361        $434,307       0.66%
2010  Lowest contract charge 0.50% Class B       $18.62           --              --         --        25.13%
      Highest contract charge 1.90% Class B      $15.49           --              --         --        23.43%
      All contract charges                           --       33,448        $506,182       0.97%
2009  Lowest contract charge 0.50% Class B       $14.88           --              --         --        25.54%
      Highest contract charge 1.90% Class B      $12.55           --              --         --        23.76%
      All contract charges                           --       36,011        $440,098       1.55%
2008  Lowest contract charge 0.50% Class B       $11.85           --              --         --       (34.49)%
      Highest contract charge 1.90% Class B      $10.14           --              --         --       (35.41)%
      All contract charges                           --       28,477        $282,432       0.85%
2007  Lowest contract charge 0.50% Class B       $18.09           --              --         --        (2.32)%
      Highest contract charge 1.90% Class B      $15.70           --              --         --        (3.68)%
      All contract charges                                    28,985        $444,440       1.31%
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.96           --              --         --        (5.77)%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        (3.37)%
      All contract charges                           --          889        $ 10,249         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        15.17%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.70%
      All contract charges                           --          443        $  5,276         --
2009  Lowest contract charge 1.30% Class A (q)   $10.35           --              --         --         1.67%
      Highest contract charge 1.70% Class A (q)  $10.34           --              --         --         1.57%
      All contract charges                           --            3        $     38         --
EQ/T. ROWE PRICE GROWTH STOCK (B)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $17.11           --              --         --        (2.84)%
      Highest contract charge 1.90% Class B      $13.65           --              --         --        (3.81)%
      All contract charges                           --       31,860        $385,451         --
2010  Lowest contract charge 0.50% Class B       $19.50           --              --         --        15.80%
      Highest contract charge 1.90% Class B      $14.19           --              --         --        14.16%
      All contract charges                           --       31,081        $396,968         --
2009  Lowest contract charge 0.50% Class B       $16.84           --              --         --        41.96%
      Highest contract charge 1.90% Class B      $12.43           --              --         --        39.94%
      All contract charges                           --       27,386        $313,026         --
2008  Lowest contract charge 0.50% Class B       $11.86           --              --         --       (42.51)%
      Highest contract charge 1.90% Class B      $ 8.88           --              --         --       (43.33)%
      All contract charges                           --       19,024        $167,244         --
2007  Lowest contract charge 0.50% Class B       $20.63           --              --         --         6.67%
      Highest contract charge 1.90% Class B      $15.67           --              --         --         5.24%
      All contract charges                                    17,951        $291,072       0.13%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.86           --              --         --        (9.29)%
      Highest contract charge 1.70% Class A (q)  $ 9.78           --              --         --        (9.61)%
      All contract charges                           --          144        $  1,418       1.77%
2010  Lowest contract charge 1.30% Class A (q)   $10.87           --              --         --         6.88%
      Highest contract charge 1.70% Class A (q)  $10.82           --              --         --         6.39%
      All contract charges                           --           87        $    941       1.48%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --              --         --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.17           --              --         --         0.10%
      All contract charges                           --           --        $      3       1.50%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 7.99           --              --         --        (9.20)%
      Highest contract charge 1.80% Class B      $ 7.63           --              --         --        (9.92)%
      All contract charges                           --       21,852        $169,531       1.77%
2010  Lowest contract charge 0.50% Class B       $ 8.97           --              --         --         7.43%
      Highest contract charge 1.90% Class B      $ 8.44           --              --         --         6.03%
      All contract charges                           --       22,506        $193,279       1.48%
2009  Lowest contract charge 0.50% Class B       $ 8.35           --              --         --        29.41%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        27.63%
      All contract charges                           --       22,755        $183,693       1.50%
2008  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --       (41.15)%
      Highest contract charge 1.90% Class B      $ 6.24           --              --         --       (41.95)%
      All contract charges                           --       23,768        $149,788       1.56%
2007  Lowest contract charge 0.50% Class B       $10.96           --              --         --         1.58%
      Highest contract charge 1.90% Class B      $10.75           --              --         --         0.09%
      All contract charges                                    26,167        $282,910       0.63%
EQ/UBS GROWTH & INCOME
      Unit Value 1.20% to 1.70%*
2011  Lowest contract charge 1.20% Class B       $ 5.26           --              --         --        (4.01)%
      Highest contract charge 1.70% Class B      $ 4.92           --              --         --        (4.47)%
      All contract charges                           --       17,356        $ 70,447       0.80%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $ 5.97           --              --         --        12.64%
      Highest contract charge 1.90% Class B      $ 5.03           --              --         --        11.04%
      All contract charges                           --       16,460        $ 70,007       0.72%
2009  Lowest contract charge 0.50% Class B       $ 5.30           --              --         --        31.90%
      Highest contract charge 1.90% Class B      $ 4.53           --              --         --        29.83%
      All contract charges                           --       16,033        $ 63,781       0.85%
2008  Lowest contract charge 0.50% Class B       $ 4.02           --              --         --       (40.36)%
      Highest contract charge 1.90% Class B      $ 3.49           --              --         --       (41.15)%
      All contract charges                           --       14,961        $ 48,057       1.26%
2007  Lowest contract charge 0.50% Class B       $ 6.74           --              --         --         0.60%
      Highest contract charge 1.90% Class B      $ 5.93           --              --         --        (0.67)%
      All contract charges                                    15,122        $ 84,474       0.85%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.08           --              --         --        (5.08)%
      Highest contract charge 1.70% Class A (q)  $11.19           --              --         --        (3.45)%
      All contract charges                           --          142        $  1,598       1.38%
2010  Lowest contract charge 1.30% Class A (q)   $11.64           --              --         --        14.01%
      Highest contract charge 1.70% Class A (q)  $11.59           --              --         --        13.52%
      All contract charges                           --           83        $    969       1.26%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.21           --              --         --         0.20%
      All contract charges                           --           --        $      2       1.44%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.20           --              --         --        (2.95)%
      Highest contract charge 1.90% Class B      $ 9.57           --              --         --        (3.82)%
      All contract charges                           --       24,155        $237,419       1.38%
2010  Lowest contract charge 0.50% Class B       $10.78           --              --         --        14.56%
      Highest contract charge 1.90% Class B      $ 9.95           --              --         --        13.07%
      All contract charges                           --       23,369        $237,948       1.26%
2009  Lowest contract charge 0.50% Class B       $ 9.41           --              --         --        27.79%
      Highest contract charge 1.90% Class B      $ 8.80           --              --         --        25.94%
      All contract charges                           --       24,454        $219,381       1.44%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --              --         --       (37.25)%
      Highest contract charge 1.90% Class B      $ 6.99           --              --         --       (38.14)%
      All contract charges                           --       26,088        $185,024       1.98%
2007  Lowest contract charge 0.50% Class B       $11.73           --              --         --        (3.06)%
      Highest contract charge 1.90% Class B      $11.30           --              --         --        (4.32)%
      All contract charges                                    25,019        $285,776       1.63%
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.97           --              --         --        (6.72)%
      Highest contract charge 1.90% Class B      $ 9.68           --              --         --        (7.63)%
      All contract charges                           --       40,399        $495,316         --
2010  Lowest contract charge 0.50% Class B       $12.42           --              --         --        16.73%
      Highest contract charge 1.90% Class B      $10.48           --              --         --        15.04%
      All contract charges                           --       31,147        $413,230       0.01%
2009  Lowest contract charge 0.50% Class B       $10.64           --              --         --        39.68%
      Highest contract charge 1.90% Class B      $ 9.11           --              --         --        37.57%
      All contract charges                           --       25,747        $295,437       0.19%
2008  Lowest contract charge 0.50% Class B       $ 7.62           --              --         --       (27.98)%
      Highest contract charge 1.90% Class B      $ 6.62           --              --         --       (28.97)%
      All contract charges                           --       15,753        $128,962       0.60%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                               YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B                   $10.58           --              --         --        10.79%
      Highest contract charge 1.90% Class B                  $ 9.32           --              --         --         9.26%
      All contract charges                                                15,374        $176,492         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q) (r)   $10.85           --              --         --        (7.66)%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $10.76           --              --         --        (8.03)%
      All contract charges                                       --           74        $    801       1.43%
2010  Lowest contract charge 1.30% Service Class 2 (q) (r)   $11.75           --              --         --        14.52%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $11.70           --              --         --        14.04%
      All contract charges                                       --           66        $    773       1.41%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $10.06           --              --         --        (6.68)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.39           --              --         --        (4.37)%
      All contract charges                                       --        2,017        $ 23,085       1.01%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $11.97           --              --         --        15.43%
      Highest contract charge 1.70% Service Class 2 (q)      $11.91           --              --         --        14.85%
      All contract charges                                       --        1,053        $ 12,580       2.01%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.37           --              --         --         0.78%
      Lowest contract charge 1.70% Service Class 2 (q)       $10.37           --              --         --         0.78%
      All contract charges                                       --            2        $     18         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.62           --              --         --        (3.90)%
      Highest contract charge 1.70% Service Class 2 (v)      $ 9.58           --              --         --        (4.30)%
      All contract charges                                       --           46        $    442       2.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.50           --              --         --        (5.00)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.47           --              --         --        (5.30)%
      All contract charges                                       --           48        $    455       5.03%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.35           --              --         --        (6.41)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.32           --              --         --        (6.71)%
      All contract charges                                       --           13        $    118       5.69%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.28           --              --         --        (6.92)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.25           --              --         --        (7.22)%
      All contract charges                                       --           18        $    168       4.18%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $ 9.00           --              --         --       (12.54)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.26           --              --         --       (12.37)%
      All contract charges                                       --          890        $ 10,073       0.03%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $12.91           --              --         --        26.94%
      Highest contract charge 1.70% Service Class 2 (q)      $12.85           --              --         --        26.35%
      All contract charges                                       --          417        $  5,377       0.33%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.17           --              --         --         0.59%
      Highest contract charge 1.70% Service Class 2 (q)      $10.17           --              --         --         0.59%
      All contract charges                                       --            1        $      6         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                           YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------------
                                                         UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                         VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                         ------ ------------------ ---------- -------------- ---------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q)   $11.24          --              --          --         3.12%
      Highest contract charge 1.70% Service Class 2 (q)  $11.14          --              --          --         2.67%
      All contract charges                                   --       1,512         $16,925        5.63%
2010  Lowest contract charge 1.30% Service Class 2 (q)   $10.90          --              --          --         7.50%
      Highest contract charge 1.70% Service Class 2 (q)  $10.85          --              --          --         7.11%
      All contract charges                                   --         631         $ 6,871       10.45%
2009  Lowest contract charge 1.30% Service Class 2 (q)   $10.14          --              --          --         0.10%
      Highest contract charge 1.70% Service Class 2 (q)  $10.13          --              --          --         0.00%
      All contract charges                                   --           2         $    23          --
FRANKLIN INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (t)           $10.99          --              --          --         1.10%
      Highest contract charge 1.70% Class B (t)          $10.90          --              --          --         0.65%
      All contract charges                                   --         577         $ 6,314        5.60%
2010  Lowest contract charge 1.30% Class B (t)           $10.87          --              --          --        11.49%
      Highest contract charge 1.70% Class B (t)          $10.83          --              --          --        11.08%
      All contract charges                                   --         352         $ 3,815        2.89%
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)           $11.25          --              --          --         1.26%
      Highest contract charge 1.70% Class 2 (q)          $11.15          --              --          --         0.81%
      All contract charges                                   --       1,039         $11,646        5.65%
2010  Lowest contract charge 1.30% Class 2 (q)           $11.11          --              --          --         9.46%
      Highest contract charge 1.70% Class 2 (q)          $11.06          --              --          --         8.97%
      All contract charges                                   --         440         $ 4,880        3.69%
2009  Lowest contract charge 1.30% Class 2 (q)           $10.15          --              --          --         0.50%
      Highest contract charge 1.70% Class 2 (q)          $10.15          --              --          --         0.59%
      All contract charges                                   --           5         $    46          --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)           $10.32          --              --          --        (2.82)%
      Highest contract charge 1.70% Class 2 (t)          $10.24          --              --          --        (3.21)%
      All contract charges                                   --         141         $ 1,446        0.01%
2010  Lowest contract charge 1.30% Class 2 (t)           $10.62          --              --          --         9.82%
      Highest contract charge 1.70% Class 2 (t)          $10.58          --              --          --         9.41%
      All contract charges                                   --         104         $ 1,103        5.07%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)    $ 9.79          --              --          --       (10.35)%
      Highest contract charge 1.70% Service Shares (q)   $11.79          --              --          --        (8.18)%
      All contract charges                                   --         542         $ 6,426        0.75%
2010  Lowest contract charge 1.30% Service Shares (q)    $12.90          --              --          --        23.09%
      Highest contract charge 1.70% Service Shares (q)   $12.84          --              --          --        22.64%
      All contract charges                                   --         243         $ 3,129        1.08%
2009  Lowest contract charge 1.30% Service Shares (q)    $10.48          --              --          --         0.87%
      Highest contract charge 1.70% Service Shares (q)   $10.47          --              --          --         0.77%
      All contract charges                                   --          --         $     3          --
INVESCO V.I. DIVIDEND GROWTH (X)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (x)         $10.50          --              --          --        (8.70)%
      Highest contract charge 1.70% Series II (x)        $10.41          --              --          --        (8.92)%
      All contract charges                                   --         110         $ 1,155          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 8.99          --              --          --        (9.28)%
      Highest contract charge 1.70% Series II (q)      $10.80          --              --          --        (8.24)%
      All contract charges                                 --       1,479         $16,049        4.81%
2010  Lowest contract charge 1.30% Series II (q)       $11.83          --              --          --        15.75%
      Highest contract charge 1.70% Series II (q)      $11.77          --              --          --        15.17%
      All contract charges                                 --         483         $ 5,702        7.92%
2009  Lowest contract charge 1.30% Series II (q)       $10.22          --              --          --         0.39%
      Highest contract charge 1.70% Series II (q)      $10.22          --              --          --         0.49%
      All contract charges                                 --           1         $    12          --
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.99          --              --          --        (1.28)%
      Highest contract charge 1.70% Series II (v)      $ 9.66          --              --          --        (3.69)%
      All contract charges                                 --         207         $ 2,006        1.33%
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.19          --              --          --        (9.01)%
      Highest contract charge 1.70% Series II (q) (r)  $10.37          --              --          --        (8.55)%
      All contract charges                                 --         904         $ 9,432        0.95%
2010  Lowest contract charge 1.30% Series II (q) (r)   $11.40          --              --          --        11.22%
      Highest contract charge 1.70% Series II (q) (r)  $11.34          --              --          --        10.63%
      All contract charges                                 --         366         $ 4,164        2.80%
INVESCO V.I. LEISURE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (v)       $11.71          --              --          --        (5.26)%
      Highest contract charge 1.70% Series II (q) (r)  $11.61          --              --          --        (5.69)%
      All contract charges                                 --          27         $   315        0.45%
2010  Lowest contract charge 1.30% Series II (q) (r)   $12.36          --              --          --        20.12%
      Highest contract charge 1.70% Series II (q) (r)  $12.31          --              --          --        19.63%
      All contract charges                                 --          11         $   134        0.76%
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q)       $10.77          --              --          --        (7.71)%
      Highest contract charge 1.70% Series II (q)      $10.67          --              --          --        (8.10)%
      All contract charges                                 --         234         $ 2,516        0.10%
2010  Lowest contract charge 1.30% Series II (q)       $11.67          --              --          --        12.32%
      Highest contract charge 1.70% Series II (q)      $11.61          --              --          --        11.85%
      All contract charges                                 --         123         $ 1,433        0.49%
2009  Lowest contract charge 1.30% Series II (q)       $10.39          --              --          --         0.87%
      Highest contract charge 1.70% Series II (q)      $10.38          --              --          --         0.78%
      All contract charges                                 --          --         $     1          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q) (r)   $13.19          --              --          --        (2.30)%
      Highest contract charge 1.70% Series II (q) (r)  $13.08          --              --          --        (2.68)%
      All contract charges                                 --         186         $ 2,442          --
2010  Lowest contract charge 1.30% Series II (q) (r)   $13.50          --              --          --        26.52%
      Highest contract charge 1.70% Series II (q) (r)  $13.44          --              --          --        26.08%
      All contract charges                                 --          71         $   950          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
IVY FUNDS VIP ASSET STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.02          --              --          --        (9.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.98          --              --          --       (10.02)%
      All contract charges                                 --         718         $ 6,460        0.42%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 9.96          --              --          --        (8.37)%
      Highest contract charge 1.70% Common Shares (q)  $10.88          --              --          --        (6.29)%
      All contract charges                                 --         696         $ 7,611        0.99%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.66          --              --          --        14.88%
      Highest contract charge 1.70% Common Shares (q)  $11.61          --              --          --        14.38%
      All contract charges                                 --         378         $ 4,399        0.51%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.15          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.15          --              --          --         0.30%
      All contract charges                                 --           1         $    13          --
IVY FUNDS VIP ENERGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.04          --              --          --       (12.24)%
      Highest contract charge 1.70% Common Shares (q)  $11.06          --              --          --       (10.59)%
      All contract charges                                 --         771         $ 8,578          --
2010  Lowest contract charge 1.30% Common Shares (q)   $12.43          --              --          --        20.45%
      Highest contract charge 1.70% Common Shares (q)  $12.37          --              --          --        19.86%
      All contract charges                                 --         229         $ 2,846        0.13%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.32          --              --          --         3.41%
      Highest contract charge 1.70% Common Shares (q)  $10.32          --              --          --         3.51%
      All contract charges                                 --          --              --          --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 8.69          --              --          --       (23.91)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.19          --              --          --       (22.77)%
      All contract charges                                 --         852         $ 7,871          --
2010  Lowest contract charge 1.30% Common Shares (q)   $11.96          --              --          --        15.56%
      Highest contract charge 1.70% Common Shares (q)  $11.90          --              --          --        15.09%
      All contract charges                                 --         419         $ 5,015          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.35          --              --          --         2.07%
      Highest contract charge 1.70% Common Shares (q)  $10.34          --              --          --         1.97%
      All contract charges                                 --           7         $    73          --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.55          --              --          --         3.03%
      Highest contract charge 1.70% Common Shares (q)  $12.02          --              --          --         3.44%
      All contract charges                                 --       1,926         $23,256        6.46%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.67          --              --          --        13.30%
      Highest contract charge 1.70% Common Shares (q)  $11.62          --              --          --        12.93%
      All contract charges                                 --         778         $ 9,066        4.09%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.30          --              --          --         1.08%
      Highest contract charge 1.70% Common Shares (q)  $10.29          --              --          --         1.08%
      All contract charges                                 --           2         $    25          --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $13.29          --              --          --        (1.85)%
      Highest contract charge 1.70% Common Shares (q)  $13.17          --              --          --        (2.30)%
      All contract charges                                 --         816         $10,801        3.11%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Common Shares (q)    $13.54          --              --          --        29.82%
      Highest contract charge 1.70% Common Shares (q)   $13.48          --              --          --        29.37%
      All contract charges                                  --         328         $ 4,427        0.01%
2009  Lowest contract charge 1.30% Common Shares (q)    $10.43          --              --          --         1.16%
      Highest contract charge 1.70% Common Shares (q)   $10.42          --              --          --         1.17%
      All contract charges                                  --           2         $    21          --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $10.99          --              --          --        (7.02)%
      Highest contract charge 1.70% Common Shares (q)   $10.90          --              --          --        (7.31)%
      All contract charges                                  --         614         $ 6,730        3.30%
2010  Lowest contract charge 1.30% Common Shares (q)    $11.82          --              --          --        11.30%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --        10.84%
      All contract charges                                  --         227         $ 2,680          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.62          --              --          --         2.61%
      Highest contract charge 1.70% Common Shares (q)   $10.61          --              --          --         2.61%
      All contract charges                                  --          --         $     2          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $11.86          --              --          --       (11.76)%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --       (12.11)%
      All contract charges                                  --         497         $ 5,876        0.82%
2010  Lowest contract charge 1.30% Common Shares (q)    $13.44          --              --          --        27.15%
      Highest contract charge 1.70% Common Shares (q)   $13.38          --              --          --        26.70%
      All contract charges                                  --         279         $ 3,472          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.57          --              --          --         3.02%
      Highest contract charge 1.70% Common Shares (q)   $10.56          --              --          --         3.02%
      All contract charges                                  --          --         $     3          --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)   $ 8.09          --              --          --       (18.03)%
      Highest contract charge 1.70% Service Shares (q)  $ 9.92          --              --          --       (19.42)%
      All contract charges                                  --       2,736         $27,284        2.67%
2010  Lowest contract charge 1.30% Service Shares (q)   $12.37          --              --          --        21.16%
      Highest contract charge 1.70% Service Shares (q)  $12.31          --              --          --        20.57%
      All contract charges                                  --       1,064         $13,133        2.91%
2009  Lowest contract charge 1.30% Service Shares (q)   $10.21          --              --          --         0.10%
      Highest contract charge 1.70% Service Shares (q)  $10.21          --              --          --         0.20%
      All contract charges                                  --           2         $    23          --
LORD ABBETT BOND DEBENTURE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $10.06          --              --          --         0.10%
      Highest contract charge 1.70% VC Shares (v)       $10.02          --              --          --        (0.30)%
      All contract charges                                  --          82         $   827       15.38%
LORD ABBETT CLASSIC STOCK PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.70          --              --          --       (11.59)%
      Highest contract charge 1.65% VC Shares (v)       $ 8.68          --              --          --       (11.79)%
      All contract charges                                  --         121         $ 1,050        1.75%
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.31          --              --          --       (15.55)%
      Highest contract charge 1.70% VC Shares (v)       $ 8.28          --              --          --       (15.85)%
      All contract charges                                  --          73         $   603          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                             YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------------
                                                           UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                           VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                           ------ ------------------ ---------- -------------- ---------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q)       $10.50           --              --         --        (3.05)%
      Highest contract charge 1.70% Service Class (q)      $10.41           --              --         --        (3.43)%
      All contract charges                                     --        1,354        $ 14,175       1.24%
2010  Lowest contract charge 1.30% Service Class (q)       $10.83           --              --         --         7.33%
      Highest contract charge 1.70% Service Class (q)      $10.78           --              --         --         6.94%
      All contract charges                                     --          501        $  5,419       0.32%
2009  Lowest contract charge 1.30% Service Class (q)       $10.09           --              --         --        (0.79)%
      Highest contract charge 1.70% Service Class (q)      $10.08           --              --         --        (0.88)%
      All contract charges                                     --           --        $      3         --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $11.45           --              --         --        (0.87)%
      Highest contract charge 1.70% Service Class (q) (r)  $11.35           --              --         --        (1.30)%
      All contract charges                                     --          286        $  3,267       0.26%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.55           --              --         --        10.63%
      Highest contract charge 1.70% Service Class (q) (r)  $11.50           --              --         --        10.26%
      All contract charges                                     --          162        $  1,874       0.07%
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $ 9.95           --              --         --        (5.42)%
      Highest contract charge 1.70% Service Class (q) (r)  $10.78           --              --         --        (4.01)%
      All contract charges                                     --          243        $  2,631       0.85%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.29           --              --         --         9.51%
      Highest contract charge 1.70% Service Class (q) (r)  $11.23           --              --         --         8.92%
      All contract charges                                     --          111        $  1,249       0.06%
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $12.14           --              --         --        (0.25)%
      Highest contract charge 1.70% Service Class (q) (r)  $12.04           --              --         --        (0.66)%
      All contract charges                                     --          297        $  3,597         --
2010  Lowest contract charge 1.30% Service Class (q) (r)   $12.17           --              --         --        18.62%
      Highest contract charge 1.70% Service Class (q) (r)  $12.12           --              --         --        18.24%
      All contract charges                                     --          156        $  1,899         --
MFS(R) UTILITIES SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $10.72           --              --         --         4.38%
      Highest contract charge 1.70% Service Class (q) (r)  $12.30           --              --         --         4.77%
      All contract charges                                     --          491        $  6,062       3.16%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.80           --              --         --        12.06%
      Highest contract charge 1.70% Service Class (q) (r)  $11.74           --              --         --        11.49%
      All contract charges                                     --          140        $  1,648       1.49%
MULTIMANAGER AGGRESSIVE EQUITY (K) (U)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B                 $55.62           --              --         --        (7.18)%
      Highest contract charge 1.90% Class B                $43.32           --              --         --        (8.06)%
      All contract charges                                     --       27,864        $467,297         --
2010  Lowest contract charge 0.50% Class B                 $67.09           --              --         --        17.02%
      Highest contract charge 1.90% Class B                $47.12           --              --         --        15.38%
      All contract charges                                     --       31,493        $579,330       0.61%
2009  Lowest contract charge 0.50% Class B                 $57.33           --              --         --        36.59%
      Highest contract charge 1.90% Class B                $40.84           --              --         --        34.68%
      All contract charges                                     --       21,905        $337,968       0.21%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B   $41.97           --               --        --       (46.95)%
      Highest contract charge 1.90% Class B  $30.32           --               --        --       (47.70)%
      All contract charges                       --        5,087       $   67,727      0.36%
2007  Lowest contract charge 0.50% Class B   $79.11           --               --        --        10.83%
      Highest contract charge 1.90% Class B  $57.97           --               --        --         9.25%
      All contract charges                                 4,950       $  134,774        --
MULTIMANAGER CORE BOND
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $14.46           --               --        --         4.56%
      Highest contract charge 1.90% Class B  $13.47           --               --        --         3.86%
      All contract charges                       --       95,905       $1,295,330      2.58%
2010  Lowest contract charge 0.50% Class B   $14.74           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $12.97           --               --        --         4.18%
      All contract charges                       --       88,517       $1,150,810      2.78%
2009  Lowest contract charge 0.50% Class B   $13.95           --               --        --         7.78%
      Highest contract charge 1.90% Class B  $12.45           --               --        --         6.25%
      All contract charges                       --       83,528       $1,038,056      3.59%
2008  Lowest contract charge 0.50% Class B   $12.94           --               --        --         1.97%
      Highest contract charge 1.90% Class B  $11.72           --               --        --         0.51%
      All contract charges                       --       62,629       $  734,371      4.89%
2007  Lowest contract charge 0.50% Class B   $12.69           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $11.66           --               --        --         4.20%
      All contract charges                                55,947       $  653,841      4.09%
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $10.86           --               --        --       (19.02)%
      Highest contract charge 1.90% Class B  $10.12           --               --        --       (19.55)%
      All contract charges                       --       29,873       $  333,279      1.62%
2010  Lowest contract charge 0.50% Class B   $14.29           --               --        --         6.40%
      Highest contract charge 1.90% Class B  $12.58           --               --        --         4.92%
      All contract charges                       --       32,262       $  445,001      2.96%
2009  Lowest contract charge 0.50% Class B   $13.43           --               --        --        29.22%
      Highest contract charge 1.90% Class B  $11.99           --               --        --        27.38%
      All contract charges                       --       35,009       $  457,905      1.62%
2008  Lowest contract charge 0.50% Class B   $10.39           --               --        --       (47.47)%
      Highest contract charge 1.90% Class B  $ 9.41           --               --        --       (48.21)%
      All contract charges                       --       34,884       $  355,985      1.57%
2007  Lowest contract charge 0.50% Class B   $19.78           --               --        --        11.88%
      Highest contract charge 1.90% Class B  $18.17           --               --        --        10.25%
      All contract charges                                34,725       $  680,288      0.73%
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B   $10.17           --               --        --        (8.46)%
      Highest contract charge 1.80% Class B  $ 9.57           --               --        --        (9.03)%
      All contract charges                       --       12,186       $  126,553      0.31%
2010  Lowest contract charge 0.50% Class B   $11.84           --               --        --        10.97%
      Highest contract charge 1.90% Class B  $10.42           --               --        --         9.45%
      All contract charges                       --       12,797       $  145,347      0.28%
2009  Lowest contract charge 0.50% Class B   $10.67           --               --        --        31.84%
      Highest contract charge 1.90% Class B  $ 9.52           --               --        --        29.91%
      All contract charges                       --       12,893       $  132,944      1.49%
2008  Lowest contract charge 0.50% Class B   $ 8.09           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B  $ 7.33           --               --        --       (40.65)%
      All contract charges                       --       12,279       $   96,551      0.52%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B   $13.45           --              --         --         4.51%
      Highest contract charge 1.90% Class B  $12.35           --              --         --         3.00%
      All contract charges                                13,471        $177,274       0.41%
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.89           --              --         --        (6.45)%
      Highest contract charge 1.90% Class B  $10.80           --              --         --        (7.30)%
      All contract charges                       --       27,292        $322,969       0.99%
2010  Lowest contract charge 0.50% Class B   $13.24           --              --         --        12.59%
      Highest contract charge 1.90% Class B  $11.65           --              --         --        10.95%
      All contract charges                       --       30,723        $390,159       0.87%
2009  Lowest contract charge 0.50% Class B   $11.76           --              --         --        22.21%
      Highest contract charge 1.90% Class B  $10.50           --              --         --        20.51%
      All contract charges                       --       33,976        $386,795       1.82%
2008  Lowest contract charge 0.50% Class B   $ 9.62           --              --         --       (37.73)%
      Highest contract charge 1.90% Class B  $ 8.71           --              --         --       (38.62)%
      All contract charges                       --       37,613        $353,373       1.40%
2007  Lowest contract charge 0.50% Class B   $15.45           --              --         --         3.07%
      Highest contract charge 1.90% Class B  $14.19           --              --         --         1.65%
      All contract charges                                38,402        $583,473       1.08%
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.12           --              --         --        (8.78)%
      Highest contract charge 1.90% Class B  $10.10           --              --         --        (9.66)%
      All contract charges                       --       24,402        $286,163         --
2010  Lowest contract charge 0.50% Class B   $12.70           --              --         --        26.24%
      Highest contract charge 1.90% Class B  $11.18           --              --         --        24.50%
      All contract charges                       --       27,305        $351,919         --
2009  Lowest contract charge 0.50% Class B   $10.06           --              --         --        41.09%
      Highest contract charge 1.90% Class B  $ 8.98           --              --         --        39.02%
      All contract charges                       --       28,991        $297,480         --
2008  Lowest contract charge 0.50% Class B   $ 7.13           --              --         --       (43.86)%
      Highest contract charge 1.90% Class B  $ 6.46           --              --         --       (44.64)%
      All contract charges                       --       29,642        $216,713         --
2007  Lowest contract charge 0.50% Class B   $12.70           --              --         --        11.31%
      Highest contract charge 1.90% Class B  $11.67           --              --         --         9.78%
      All contract charges                                31,721        $414,209         --
MULTIMANAGER MID CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $13.57           --              --         --       (14.11)%
      Highest contract charge 1.90% Class B  $12.32           --              --         --       (14.98)%
      All contract charges                       --       25,568        $343,363       0.02%
2010  Lowest contract charge 0.50% Class B   $16.46           --              --         --        24.32%
      Highest contract charge 1.90% Class B  $14.49           --              --         --        22.59%
      All contract charges                       --       26,265        $412,452       0.77%
2009  Lowest contract charge 0.50% Class B   $13.24           --              --         --        43.65%
      Highest contract charge 1.90% Class B  $11.82           --              --         --        41.61%
      All contract charges                       --       26,843        $341,724       3.10%
2008  Lowest contract charge 0.50% Class B   $ 9.22           --              --         --       (36.28)%
      Highest contract charge 1.90% Class B  $ 8.35           --              --         --       (37.17)%
      All contract charges                       --       26,245        $234,379       0.46%
2007  Lowest contract charge 0.50% Class B   $14.47           --              --         --        (0.41)%
      Highest contract charge 1.90% Class B  $13.29           --              --         --        (1.85)%
      All contract charges                                27,826        $392,988         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $32.55           --              --         --         4.09%
      Highest contract charge 1.90% Class B  $25.58           --              --         --         3.06%
      All contract charges                       --       38,474        $614,218       3.81%
2010  Lowest contract charge 0.50% Class B   $34.87           --              --         --         6.12%
      Highest contract charge 1.90% Class B  $24.82           --              --         --         4.64%
      All contract charges                       --       39,770        $619,466       2.62%
2009  Lowest contract charge 0.50% Class B   $32.86           --              --         --         9.11%
      Highest contract charge 1.90% Class B  $23.72           --              --         --         7.55%
      All contract charges                       --       38,177        $578,492       4.60%
2008  Lowest contract charge 0.50% Class B   $30.12           --              --         --       (23.90)%
      Highest contract charge 1.90% Class B  $22.06           --              --         --       (24.94)%
      All contract charges                       --       36,664        $531,727       8.68%
2007  Lowest contract charge 0.50% Class B   $39.58           --              --         --         2.62%
      Highest contract charge 1.90% Class B  $29.39           --              --         --         1.17%
      All contract charges                                45,225        $879,446       7.17%
MULTIMANAGER SMALL CAP GROWTH (C)
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B   $ 7.53           --              --         --       (16.43)%
      Highest contract charge 1.80% Class B  $ 6.72           --              --         --       (17.24)%
      All contract charges                       --       28,274        $177,376         --
2010  Lowest contract charge 0.50% Class B   $ 9.52           --              --         --        26.93%
      Highest contract charge 1.90% Class B  $ 8.02           --              --         --        25.12%
      All contract charges                       --       31,439        $238,081         --
2009  Lowest contract charge 0.50% Class B   $ 7.50           --              --         --        33.85%
      Highest contract charge 1.90% Class B  $ 6.41           --              --         --        32.08%
      All contract charges                       --       32,920        $199,904         --
2008  Lowest contract charge 0.50% Class B   $ 5.60           --              --         --       (42.39)%
      Highest contract charge 1.90% Class B  $ 4.85           --              --         --       (43.27)%
      All contract charges                       --       28,780        $135,528         --
2007  Lowest contract charge 0.50% Class B   $ 9.72           --              --         --         3.18%
      Highest contract charge 1.90% Class B  $ 8.55           --              --         --         1.79%
      All contract charges                                28,681        $242,159         --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $15.60           --              --         --        (9.88)%
      Highest contract charge 1.90% Class B  $13.63           --              --         --       (10.74)%
      All contract charges                       --       28,939        $365,540       0.07%
2010  Lowest contract charge 0.50% Class B   $18.36           --              --         --        23.89%
      Highest contract charge 1.90% Class B  $15.27           --              --         --        22.16%
      All contract charges                       --       32,868        $463,526       0.15%
2009  Lowest contract charge 0.50% Class B   $14.82           --              --         --        25.82%
      Highest contract charge 1.90% Class B  $12.50           --              --         --        24.04%
      All contract charges                       --       36,368        $418,772       1.03%
2008  Lowest contract charge 0.50% Class B   $11.78           --              --         --       (38.20)%
      Highest contract charge 1.90% Class B  $10.08           --              --         --       (39.06)%
      All contract charges                       --       39,759        $368,923       0.24%
2007  Lowest contract charge 0.50% Class B   $19.06           --              --         --       (10.31)%
      Highest contract charge 1.90% Class B  $16.54           --              --         --       (11.55)%
      All contract charges                                47,546        $723,958       0.29%
MULTIMANAGER TECHNOLOGY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.45           --              --         --        (5.68)%
      Highest contract charge 1.90% Class B  $10.40           --              --         --        (6.64)%
      All contract charges                       --       30,531        $363,492         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                                  YEARS ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                                VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                                ------ ------------------ ---------- -------------- ---------
2010     Lowest contract charge 0.50% Class B                   $12.65           --              --         --        17.13%
         Highest contract charge 1.90% Class B                  $11.14           --              --         --        15.56%
         All contract charges                                       --       32,400        $410,547         --
2009     Lowest contract charge 0.50% Class B                   $10.80           --              --         --        57.69%
         Highest contract charge 1.90% Class B                  $ 9.64           --              --         --        55.54%
         All contract charges                                       --       33,513        $364,955         --
2008     Lowest contract charge 0.50% Class B                   $ 6.85           --              --         --       (47.35)%
         Highest contract charge 1.90% Class B                  $ 6.20           --              --         --       (48.12)%
         All contract charges                                       --       27,756        $192,697         --
2007     Lowest contract charge 0.50% Class B                   $13.01           --              --         --        17.63%
         Highest contract charge 1.90% Class B                  $11.95           --              --         --        15.91%
         All contract charges                                                28,291        $373,990         --
MUTUAL SHARES SECURITIES FUND
         Unit Value 1.30% to 1.70%*
2011     Lowest contract charge 1.30% Class 2 (t)               $10.49           --              --         --        (2.33)%
         Highest contract charge 1.70% Class 2 (t)              $10.40           --              --         --        (2.80)%
         All contract charges                                       --          539        $  5,643       2.86%
2010     Lowest contract charge 1.30% Class 2 (t)               $10.74           --              --         --        10.84%
         Highest contract charge 1.70% Class 2 (t)              $10.70           --              --         --        10.42%
         All contract charges                                       --          146        $  1,562       1.66%
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $ 9.53           --              --         --        (8.80)%
         Highest contract charge 1.70% Advisor Class (q) (r)    $11.73           --              --         --        (9.07)%
         All contract charges                                       --          900        $ 10,608      14.13%
2010     Lowest contract charge 1.30% Advisor Class (q) (r)     $12.96           --              --         --        22.61%
         Highest contract charge 1.70% Advisor Class (q) (r)    $12.90           --              --         --        22.04%
         All contract charges                                       --          316        $  4,086      16.49%
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.07           --              --         --         4.90%
         Highest contract charge 1.70% Advisor Class (q)        $11.55           --              --         --         4.43%
         All contract charges                                       --          835        $  9,691       5.23%
2010     Lowest contract charge 1.30% Advisor Class (q)         $11.11           --              --         --        10.55%
         Highest contract charge 1.70% Advisor Class (q)        $11.06           --              --         --        10.16%
         All contract charges                                       --          472        $  5,238       4.65%
2009     Lowest contract charge 1.30% Advisor Class (q)         $10.05           --              --         --        (0.50)%
         Highest contract charge 1.70% Advisor Class (q)        $10.04           --              --         --        (0.50)%
         All contract charges                                       --           10        $     96       0.38%
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.60           --              --         --        10.65%
         Highest contract charge 1.70% Advisor Class (q)        $11.61           --              --         --         9.63%
         All contract charges                                       --        2,919        $ 34,062       1.80%
2010     Lowest contract charge 1.30% Advisor Class (q)         $10.64           --              --         --         6.61%
         Highest contract charge 1.70% Advisor Class (q)        $10.59           --              --         --         6.22%
         All contract charges                                       --          940        $  9,982       3.10%
2009     Lowest contract charge 1.30% Advisor Class (q)         $ 9.98           --              --         --        (0.40)%
         Highest contract charge 1.70% Advisor Class (q)        $ 9.97           --              --         --        (0.40)%
         All contract charges                                       --            7        $     71         --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.01           --              --         --         2.67%
         Highest contract charge 1.70% Advisor Class (q)        $10.78           --              --         --         1.70%
         All contract charges                                       --        5,177        $ 56,086       2.56%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Advisor Class (q)   $10.64          --              --          --         6.61%
      Highest contract charge 1.70% Advisor Class (q)  $10.60          --              --          --         6.21%
      All contract charges                                 --       2,268         $24,095        8.03%
2009  Lowest contract charge 1.30% Advisor Class (q)   $ 9.98          --              --          --        (0.60)%
      Highest contract charge 1.70% Advisor Class (q)  $ 9.98          --              --          --        (0.60)%
      All contract charges                                 --           8         $    78          --
PROFUND VP BEAR
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $ 7.05          --              --          --       (10.08)%
      Highest contract charge 1.70% Common Shares (q)  $ 6.99          --              --          --       (10.50)%
      All contract charges                                 --         118         $   827          --
2010  Lowest contract charge 1.30% Common Shares (q)   $ 7.84          --              --          --       (18.92)%
      Highest contract charge 1.70% Common Shares (q)  $ 7.81          --              --          --       (19.15)%
      All contract charges                                 --          55         $   424          --
2009  Lowest contract charge 1.30% Common Shares (q)   $ 9.67          --              --          --        (0.31)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.66          --              --          --        (0.41)%
      All contract charges                                 --           1         $    11          --
PROFUND VP BIOTECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $11.01          --              --          --         5.16%
      Highest contract charge 1.70% Common Shares (q)  $10.91          --              --          --         4.70%
      All contract charges                                 --         195         $ 2,142          --
2010  Lowest contract charge 1.30% Common Shares (q)   $10.47          --              --          --         3.77%
      Highest contract charge 1.70% Common Shares (q)  $10.42          --              --          --         3.37%
      All contract charges                                 --          71         $   742          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.09          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.08          --              --          --         0.10%
      All contract charges                                 --          --         $     4          --
RYDEX | SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.50          --              --          --        (4.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 9.47          --              --          --        (4.82)%
      All contract charges                                 --          39         $   369        4.96%
RYDEX | SGI VT MANAGED FUTURES STRATEGY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 8.98          --              --          --        (9.38)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.95          --              --          --        (9.69)%
      All contract charges                                 --          41         $   371          --
T.ROWE PRICE HEALTH SCIENCES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)    $13.06          --              --          --         8.92%
      Highest contract charge 1.70% Class II (q) (r)   $12.95          --              --          --         8.55%
      All contract charges                                 --         420         $ 5,467          --
2010  Lowest contract charge 1.30% Class II (q) (r)    $11.99          --              --          --        13.87%
      Highest contract charge 1.70% Class II (q) (r)   $11.93          --              --          --        13.30%
      All contract charges                                 --         153         $ 1,827          --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)         $ 9.93          --              --          --       (16.90)%
      Highest contract charge 1.70% Class 2 (q)        $ 9.84          --              --          --       (17.31)%
      All contract charges                                 --         478         $ 4,730        0.96%
2010  Lowest contract charge 1.30% Class 2 (q)         $11.95          --              --          --        16.02%
      Highest contract charge 1.70% Class 2 (q)        $11.90          --              --          --        15.65%
      All contract charges                                 --         280         $ 3,345        1.35%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class 2 (q)          $10.30          --              --          --         1.58%
      Highest contract charge 1.70% Class 2 (q)         $10.29          --              --          --         1.58%
      All contract charges                                  --           2         $    28          --
TEMPLETON FOREIGN SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 8.78          --              --          --       (14.26)%
      Highest contract charge 1.70% Class 2 (q) (r)     $ 9.43          --              --          --       (12.20)%
      All contract charges                                  --         517         $ 4,901        1.78%
2010  Lowest contract charge 1.30% Class 2 (q) (r)      $10.79          --              --          --         7.04%
      Highest contract charge 1.70% Class 2 (q) (r)     $10.74          --              --          --         6.65%
      All contract charges                                  --         264         $ 2,838        1.29%
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 9.76          --              --          --        (1.21)%
      Highest contract charge 1.70% Class 2 (q)         $11.01          --              --          --        (2.57)%
      All contract charges                                  --       3,946         $43,690        5.18%
2010  Lowest contract charge 1.30% Class 2 (q)          $11.35          --              --          --        12.94%
      Highest contract charge 1.70% Class 2 (q)         $11.30          --              --          --        12.44%
      All contract charges                                  --       1,492         $16,914        0.97%
2009  Lowest contract charge 1.30% Class 2 (q)          $10.05          --              --          --         0.20%
      Highest contract charge 1.70% Class 2 (q)         $10.05          --              --          --         0.20%
      All contract charges                                  --           3         $    27          --
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)          $ 9.46          --              --          --        (8.16)%
      Highest contract charge 1.70% Class 2 (t)         $ 9.38          --              --          --        (8.58)%
      All contract charges                                  --          97         $   918        1.40%
2010  Lowest contract charge 1.30% Class 2 (t)          $10.30          --              --          --         7.85%
      Highest contract charge 1.70% Class 2 (t)         $10.26          --              --          --         7.43%
      All contract charges                                  --          60         $   619        1.23%
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class S Shares (v)   $ 9.16          --              --          --       (18.58)%
      Highest contract charge 1.70% Class S Shares (q)  $10.66          --              --          --       (18.13)%
      All contract charges                                  --       1,523         $16,330        0.65%
2010  Lowest contract charge 1.30% Class S Shares (q)   $13.08          --              --          --        26.99%
      Highest contract charge 1.70% Class S Shares (q)  $13.02          --              --          --        26.41%
      All contract charges                                  --         588         $ 7,685        0.01%
2009  Lowest contract charge 1.30% Class S Shares (q)   $10.30          --              --          --         1.88%
      Highest contract charge 1.70% Class S Shares (q)  $10.30          --              --          --         1.88%
      All contract charges                                  --           1         $    10          --

   ----------
  (a)A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
  (b)A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
  (c)A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
  (d)A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
  (e)Units were made available for sale on May 29, 2007.
  (f)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (g)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (h)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (i)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (j)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (k)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (l)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Concluded)

  (m)EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
  (n)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (o)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (p)Units were made available for sale on June 08, 2009.
  (q)Units were made available for sale on December 14, 2009.
  (r)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
  (s)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had no accumulation ratios to report.
  (t)Units were made available for sale on January 25, 2010
  (u)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (v)Units were made available on January 18, 2011.
  (w)Units were made available on February 22, 2011.
  (x)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
  (y)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (z)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
 (aa)Units were made available on October 10, 2011.
  * Expenses as an annual percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of Portfolio fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

  All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

  Report of Independent Registered Public Accounting Firm................. F-1

  Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............... F-2
    Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009.................................................. F-3
    Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009..................................... F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-6
    Consolidated Statements of Cash Flows, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-7
    Notes to Consolidated Financial Statements............................ F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 8, 2012

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                        2011        2010
                                                                                     ----------  ----------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   31,992  $   29,057
 Mortgage loans on real estate......................................................      4,281       3,571
 Equity real estate, held for the production of income..............................         99         140
 Policy loans.......................................................................      3,542       3,581
 Other equity investments...........................................................      1,707       1,618
 Trading securities.................................................................        982         506
 Other invested assets..............................................................      2,340       1,413
                                                                                     ----------  ----------
   Total investments................................................................     44,943      39,886
Cash and cash equivalents...........................................................      3,227       2,155
Cash and securities segregated, at fair value.......................................      1,280       1,110
Broker-dealer related receivables...................................................      1,327       1,389
Deferred policy acquisition costs...................................................      4,653       8,383
Goodwill and other intangible assets, net...........................................      3,697       3,702
Amounts due from reinsurers.........................................................      3,542       3,252
Loans to affiliates.................................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,547       4,606
Other assets........................................................................      5,340       5,614
Separate Accounts' assets...........................................................     86,419      92,014
                                                                                     ----------  ----------

TOTAL ASSETS........................................................................ $  166,016  $  163,156
                                                                                     ==========  ==========

LIABILITIES
Policyholders' account balances..................................................... $   26,033  $   24,654
Future policy benefits and other policyholders liabilities..........................     21,595      18,965
Broker-dealer related payables......................................................        466         369
Customers related payables..........................................................      1,889       1,770
Amounts due to reinsurers...........................................................         74          75
Short-term and long-term debt.......................................................        645         425
Loans from affiliates...............................................................      1,325       1,325
Income taxes payable................................................................      5,491       4,315
Other liabilities...................................................................      3,815       3,075
Separate Accounts' liabilities......................................................     86,419      92,014
                                                                                     ----------  ----------
   Total liabilities................................................................    147,752     146,987
                                                                                     ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2  $        2
 Capital in excess of par value.....................................................      5,743       5,593
 Retained earnings..................................................................     10,120       8,085
 Accumulated other comprehensive income (loss)......................................       (304)       (629)
                                                                                     ----------  ----------
   Total AXA Equitable's equity.....................................................     15,561      13,051
                                                                                     ----------  ----------
Noncontrolling interest.............................................................      2,703       3,118
                                                                                     ----------  ----------
   Total equity.....................................................................     18,264      16,169
                                                                                     ----------  ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  166,016  $  163,156
                                                                                     ==========  ==========


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
   Total revenues.......................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     4,680        168       115
Capitalization of deferred policy acquisition costs.....................    (1,030)      (916)     (975)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    14,537      8,426     6,321
                                                                         ---------  ---------  --------


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                          2011       2010       2009
                                                                        --------  ---------  ----------
                                                                                 (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes........ $  3,335  $   3,015   $  (3,079)
Income tax (expense) benefit...........................................   (1,022)      (707)      1,272
                                                                        --------  ---------  ----------

Earnings (loss) from continuing operations, net of income taxes........    2,313      2,308      (1,807)
Earnings (loss) from discontinued operations, net of income taxes......       --         --           3
                                                                        --------  ---------  ----------

Net earnings (loss)....................................................    2,313      2,308      (1,804)
 Less: net (earnings) loss attributable to the noncontrolling interest.      101       (235)       (359)
                                                                        --------  ---------  ----------

Net Earnings (Loss) Attributable to AXA Equitable...................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

Amounts attributable to AXA Equitable:
 Earnings (loss) from continuing operations, net of income taxes....... $  2,414  $   2,073  $   (2,166)
 Earnings (loss) from discontinued operations, net of income taxes.....       --         --           3
                                                                        --------  ---------  ----------
Net Earnings (Loss).................................................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  2011       2010       2009
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $   2,313  $   2,308  $  (1,804)
                                                                               ---------  ---------  ---------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......       378        440      1,331
 Defined benefit plans:
   Net gain (loss) arising during year........................................      (169)      (121)       (65)
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........        94         82         65
     Amortization of net prior service credit included in net periodic cost...         1         (1)        (3)
                                                                               ---------  ---------  ---------
       Other comprehensive income (loss)--defined benefit plans...............       (74)       (40)        (3)
                                                                               ---------  ---------  ---------

Total other comprehensive income (loss), net of income taxes..................       304        400      1,328
                                                                               ---------  ---------  ---------

Comprehensive income (loss)...................................................     2,617      2,708       (476)
                                                                               ---------  ---------  ---------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....       122       (228)      (425)
                                                                               ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $   2,739  $   2,480  $    (901)
                                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               2011       2010       2009
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest................        --         --        (54)
 Changes in capital in excess of par value.................................       150         10        453
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,743      5,593      5,583
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     8,085      6,312      8,413
 Net earnings (loss).......................................................     2,414      2,073     (2,163)
 Stockholder dividends.....................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..............        --         --         62
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................    10,120      8,085      6,312
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (629)    (1,036)    (2,236)
 Impact of implementing new accounting guidance, net of taxes..............        --         --        (62)
 Other comprehensive income (loss).........................................       325        407      1,262
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................      (304)      (629)    (1,036)
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,561     13,051     10,861
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest............         1          5         --
 Purchase of AllianceBernstein Put.........................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.............................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...............      (101)       235        359
 Dividends paid to noncontrolling interest.................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.       (21)        (7)        66
 Other changes in noncontrolling interest..................................       189        126        132
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,703      3,118      3,269
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,264  $  16,169  $  14,130
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                               2011       2010       2009
                                                                                            ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
Net earnings (loss)........................................................................ $   2,313  $   2,308  $  (1,804)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       999        950      1,004
 Universal life and investment-type product policy fee income..............................    (3,312)    (3,067)    (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................       266        125     (1,353)
 (Income) loss related to derivative instruments...........................................    (2,374)       284      3,079
 Change in reinsurance recoverable with affiliate..........................................      (242)      (233)     1,486
 Investment (gains) losses, net............................................................        47        184        (54)
 Change in segregated cash and securities, net.............................................      (170)      (124)     1,587
 Change in deferred policy acquisition costs...............................................     3,650       (747)      (860)
 Change in future policy benefits..........................................................     2,110      1,136       (755)
 Change in income taxes payable............................................................       950        720     (1,223)
 Real estate asset write-off charge........................................................         5         26          3
 Change in the fair value of the reinsurance contract asset................................    (5,941)    (2,350)     2,566
 Amortization of deferred compensation.....................................................       418        178         88
 Amortization of deferred sales commission.................................................        38         47         55
 Amortization of reinsurance cost..........................................................       211        274        318
 Other depreciation and amortization.......................................................       146        161        156
 Amortization of other intangibles.........................................................        24         23         24
 Other, net................................................................................       (76)       111         18
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) operating activities........................................      (938)         6      1,417
                                                                                            ---------  ---------  ---------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........     3,435      2,753      2,058
 Sales of investments......................................................................     1,141      3,398      6,737
 Purchases of investments..................................................................    (7,970)    (7,068)    (8,995)
 Cash settlements related to derivative instruments........................................     1,429       (651)    (2,564)
 Change in short-term investments..........................................................        16        (53)       140
 Decrease in loans to affiliates...........................................................        --          3          1
 Increase in loans to affiliates...........................................................        --         --       (250)
 Investment in capitalized software, leasehold improvements and
 EDP equipment.............................................................................      (104)       (62)      (120)
 Other, net................................................................................        25        (25)         9
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) investing activities........................................    (2,028)    (1,705)    (2,984)
                                                                                            ---------  ---------  ---------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010       2009
                                                                       --------  --------  ---------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $   3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)    (2,161)
 Change in short-term financings......................................      220       (24)       (36)
 Change in collateralized pledged liabilities.........................      989      (270)       126
 Change in collateralized pledged assets..............................       99       533       (632)
 Capital contribution.................................................       --        --        439
 Shareholder dividends paid...........................................     (379)     (300)        --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)        --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)      (320)
 Other, net...........................................................        2        11        145
                                                                       --------  --------  ---------

Net cash provided by (used in) financing activities...................    4,038     2,062        956
                                                                       --------  --------  ---------

Change in cash and cash equivalents...................................    1,072       363       (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792      2,403
                                                                       --------  --------  ---------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $   1,792
                                                                       ========  ========  =========

Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $      17
                                                                       ========  ========  =========
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $      44
                                                                       ========  ========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $1.1 billion, income taxes payable will be reduced by approximately $372 million with a corresponding reduction, net of taxes, to Retained earnings and Total equity of approximately $691 million. Upon adoption, for the year ended 2011, the Company's Earnings (loss), before income taxes would increase by approximately $822 million and Net

   Earnings (Loss) Attributable to AXA Equitable would increase by approximately $534 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's consolidated statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS      GROSS
                                        AMORTIZED  UNREALIZED UNREALIZED                OTTI
                                          COST       GAINS      LOSSES   FAIR VALUE IN AOCI/ (3)/
                                        ---------- ---------- ---------- ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $   21,444 $    1,840 $      147 $   23,137 $         --
 U.S. Treasury, government and agency..      3,598        350         --      3,948           --
 States and political subdivisions.....        478         64          2        540           --
 Foreign governments...................        461         65          1        525           --
 Commercial mortgage-backed............      1,306          7        411        902           22
 Residential mortgage-backed/ (1)/.....      1,556         90         --      1,646           --
 Asset-backed/ (2)/....................        260         15         11        264            6
 Redeemable preferred stock............      1,106         38        114      1,030           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     30,209      2,469        686     31,992           28

Equity securities......................         18          1         --         19           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2011............. $   30,227 $    2,470 $      686 $   32,011 $         28
                                        ========== ========== ========== ========== ============

December 31, 2010:
Fixed Maturities:
 Corporate............................. $   20,494 $    1,348 $      110 $   21,732 $         --
 U.S. Treasury, government and agency..      1,986         18         88      1,916           --
 States and political subdivisions.....        516         11         16        511           --
 Foreign governments...................        502         59          1        560           --
 Commercial mortgage-backed............      1,473          5        375      1,103           19
 Residential mortgage-backed/ (1)/.....      1,601         67         --      1,668           --
 Asset-backed/ (2)/....................        245         13         12        246            7
 Redeemable preferred stock............      1,364         23         66      1,321           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     28,181      1,544        668     29,057           26

Equity securities......................         26         --          3         23           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2010............. $   28,207 $    1,544 $      671 $   29,080 $         26
                                        ========== ========== ========== ========== ============

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058  $   2,090
          Due in years two through five..........     8,257      8,722
          Due in years six through ten...........     9,881     10,723
          Due after ten years....................     5,785      6,615
                                                  --------- ----------
             Subtotal............................    25,981     28,150
          Commercial mortgage-backed securities..     1,306        902
          Residential mortgage-backed securities.     1,556      1,646
          Asset-backed securities................       260        264
                                                  --------- ----------
          Total.................................. $  29,103  $  30,962
                                                  ========= ==========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                         December 31,
                                                   ------------------------
                                                    2011     2010     2009
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI...............     (4)     (18)      (6)
                                                   ------  -------  -------
Total OTTI........................................ $  (36) $  (300) $  (174)
                                                   ======  =======  =======

  /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                           2011     2010
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
Balances at January 1,.................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold.....      29       99
Recognized impairments on securities impaired to fair value this period/ (1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired................     (27)    (268)
Additional impairments this period on securities previously impaired....................      (5)      (8)
Increases due to passage of time on previously recorded credit losses...................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows..      --       --
                                                                                         -------  -------
Balances at December 31,................................................................ $  (332) $  (329)
                                                                                         =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                AOCI GAIN
                                                              NET                              DEFERRED           (LOSS)
                                                          UNREALIZED                            INCOME        RELATED TO NET
                                                             GAINS                                TAX           UNREALIZED
                                                          (LOSSES) ON        POLICYHOLDERS       ASSET          INVESTMENT
                                                          INVESTMENTS   DAC   LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                                         ------------  ----  -------------- --------------- -----------------
                                                                                     (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................ $        (16) $  3  $            2 $             4 $              (7)
Net investment gains (losses) arising during
  the period............................................          (32)   --              --              --               (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            5    --              --              --                 5
   Excluded from Net earnings (loss)/ (1)/..............           (4)   --              --              --                (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --     2              --              --                 2
   Deferred income taxes................................           --    --              --               8                 8
   Policyholders liabilities............................           --    --               4              --                 4
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2011.............................. $        (47) $  5  $            6 $            12 $             (24)
                                                         ============  ====  ============== =============== =================

BALANCE, JANUARY 1, 2010................................ $        (11) $  5  $           -- $             2 $              (4)
Net investment gains (losses) arising during
  the period............................................            3    --              --              --                 3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            9    --              --              --                 9
   Excluded from Net earnings (loss)/ (1)/..............          (17)   --              --              --               (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --    (2)             --              --                (2)
   Deferred income taxes................................           --    --              --               2                 2
   Policyholders liabilities............................           --    --               2              --                 2
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2010.............................. $        (16) $  3  $            2 $             4 $              (7)
                                                         ============  ====  ============== =============== =================

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                    NET                              DEFERRED        (LOSS)
                                                UNREALIZED                            INCOME     RELATED TO NET
                                                   GAINS                                TAX        UNREALIZED
                                                (LOSSES) ON          POLICYHOLDERS     ASSET       INVESTMENT
                                                INVESTMENTS    DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                               ------------  ------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2011...................... $        889  $ (135)    $     (121)  $     (223)   $        410
Net investment gains (losses) arising during
  the period..................................          915      --             --           --             915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............           23      --             --           --              23
   Excluded from Net earnings (loss)/ (1)/....            4      --             --           --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --     (81)            --           --             (81)
   Deferred income taxes......................           --      --             --         (207)           (207)
   Policyholders liabilities..................           --      --           (264)          --            (264)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2011.................... $      1,831  $ (216)    $     (385)  $     (430)   $        800
                                               ============  ======  =============  ===========  ==============

BALANCE, JANUARY 1, 2010...................... $         (6) $  (21)    $       --   $       32    $          5
Net investment gains (losses) arising during
  the period..................................          680      --             --           --             680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............          198      --             --           --             198
   Excluded from Net earnings (loss)/ (1)/....           17      --             --           --              17
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --    (114)            --           --            (114)
   Deferred income taxes......................           --      --             --         (255)           (255)
   Policyholders liabilities..................           --      --           (121)          --            (121)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2010.................... $        889  $ (135)    $     (121)  $     (223)   $        410
                                               ============  ======  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------  ---------------------  ---------------------
                                                 GROSS                  GROSS                  GROSS
                                               UNREALIZED             UNREALIZED             UNREALIZED
                                    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                    ---------- ----------  ---------- ----------  ---------- ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate.........................   $  1,910    $   (96)   $    389  $     (51)   $  2,299  $    (147)
 U.S. Treasury, government and
   agency..........................        149         --          --         --         149         --
 States and political subdivisions.         --         --          18         (2)         18         (2)
 Foreign governments...............         30         (1)          5         --          35         (1)
 Commercial mortgage-backed........         79        (27)        781       (384)        860       (411)
 Residential mortgage-backed.......         --         --           1         --           1         --
 Asset-backed......................         49         --          44        (11)         93        (11)
 Redeemable preferred stock........        341        (28)        325        (86)        666       (114)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  2,558    $  (152)   $  1,563  $    (534)   $  4,121  $    (686)
                                    ========== ==========  ========== ==========  ========== ==========

December 31, 2010:
Fixed Maturities:
 Corporate.........................   $  1,999    $   (68)   $    394  $     (42)   $  2,393  $    (110)
 U.S. Treasury, government and
   agency..........................        820        (42)        171        (46)        991        (88)
 States and political subdivisions.        225         (9)         33         (7)        258        (16)
 Foreign governments...............         77         (1)         10         --          87         (1)
 Commercial mortgage-backed........         46         (3)        936       (372)        982       (375)
 Residential mortgage-backed.......        157         --           2         --         159         --
 Asset-backed......................         23         --          65        (12)         88        (12)
 Redeemable preferred stock........        345         (7)        689        (59)      1,034        (66)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  3,692    $  (130)   $  2,300  $    (538)   $  5,992  $    (668)
                                    ========== ==========  ========== ==========  ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2011

                                           OUTSTANDING RECORDED INVESTMENT
                                NUMBER  --------------------------------------
                               OF LOANS   PRE-MODIFICATION   POST-MODIFICATION
                               -------- -------------------- -----------------
                                                    (IN MILLIONS)
Troubled debt restructurings:
 Agricultural mortgage loans.. $     -- $                 --  $             --
 Commercial mortgage loans....        2                  145               141
                               -------- -------------------- -----------------

Total......................... $      2 $                145  $            141
                               ======== ==================== =================

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                      2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   18    $   --  $   --
   Charge-offs.....................................     --        --      --
   Recoveries......................................     (8)       --      --
   Provision.......................................     22        18      --
                                                    ------    ------  ------
Ending Balance, December 31,....................... $   32    $   18  $   --
                                                    ======    ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   32    $   18  $   --
                                                    ======    ======  ======
   Collectively Evaluated for Impairment........... $   --    $   --  $   --
                                                    ======    ======  ======

   Loans Acquired with Deteriorated Credit Quality. $   --    $   --  $   --
                                                    ======    ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                               DEBT SERVICE COVERAGE RATIO
                                                                                 LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- -------- -------- ------- ------ --------
                                                           (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   182  $   -- $     33 $     30  $   31 $   -- $    276
 50% - 70%.........................       201     252      447      271      45     --    1,216
 70% - 90%.........................        --      41      280      318     213     --      852
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans....   $   383  $  293 $    844 $    754  $  585 $  117 $  2,976
                                    ========= ======= ======== ======== ======= ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   150  $   89 $    175 $    247  $  190 $    8 $    859
 50% - 70%.........................        68      15      101      158      82     45      469
 70% - 90%.........................        --      --       --        1      --      8        9
 90% plus..........................        --      --       --       --      --     --       --
                                    --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans..   $   218  $  104 $    276 $    406  $  272 $   61 $  1,337
                                    ========= ======= ======== ======== ======= ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   332  $   89 $    208 $    277  $  221 $    8 $  1,135
 50% - 70%.........................       269     267      548      429     127     45    1,685
 70% - 90%.........................        --      41      280      319     213      8      861
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans...............   $   601  $  397 $  1,120 $  1,160  $  857 $  178 $  4,313
                                    ========= ======= ======== ======== ======= ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2010

                                              Debt Service Coverage Ratio
                                                                               LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ------ --------
                                                          (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $    59  $   --  $   --  $   52  $   --  $   -- $    111
 50% - 70%.........................       32     109     111      72      55      --      379
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     402      61      574
                                     -------  ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans....  $   285  $  144  $  604  $  550  $  581  $  111 $  2,275
                                     =======  ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   155  $   80  $  162  $  243  $  186  $    5 $    831
 50% - 70%.........................       52      13     134     150     107      24      480
 70% - 90%.........................       --      --      --      --      --      --       --
 90% plus..........................       --      --      --      --       3      --        3
                                     -------  ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans..  $   207  $   93  $  296  $  393  $  296  $   29 $  1,314
                                     =======  ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   214  $   80  $  162  $  295  $  186  $    5 $    942
 50% - 70%.........................       84     122     245     222     162      24      859
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     405      61      577
                                     -------  ------  ------  ------  ------  ------ --------

Total Mortgage Loans...............  $   492  $  237  $  900  $  943  $  877  $  140 $  3,589
                                     =======  ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                        RECORDED
                                                                                       INVESTMENT
                                         90                            TOTAL     (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                         FINANCING            AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL CURRENT  RECEIVABLES         ACCRUING
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61 $  -- $               -- $  61 $  2,915 $      2,976 $                   --
 Agricultural........     5     1                  7    13    1,324        1,337                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
TOTAL MORTGAGE LOANS. $  66 $   1 $                7 $  74 $  4,239 $      4,313 $                    3
                      ===== ===== ================== ===== ======== ============ ======================
December 31, 2010
 Commercial.......... $  -- $  -- $               -- $  -- $  2,275 $      2,275 $                   --
 Agricultural........    --    --                  5     5    1,309        1,314                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
Total Mortgage Loans. $  -- $  -- $                5 $   5 $  3,584 $      3,589 $                    3
                      ===== ===== ================== ===== ======== ============ ======================

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                     UNPAID                         AVERAGE        INTEREST
                                      RECORDED      PRINCIPAL       RELATED        RECORDED         INCOME
                                     INVESTMENT      BALANCE       ALLOWANCE    INVESTMENT/ (1)/  RECOGNIZED
                                     ----------- --------------- -------------  ---------------  -------------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           5               5            --                5             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $         5 $             5 $          --  $             5  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       202 $           202 $         (32) $           152  $           8
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $       202 $           202 $         (32) $           152  $           8
                                     =========== =============== =============  ===============  =============
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           3               3            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $         3 $             3 $          --  $            --  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       122 $           122 $         (18) $            24  $           2
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $       122 $           122 $         (18) $            24  $           2
                                     =========== =============== =============  ===============  =============

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds--third party................................... $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======


                                                                               2011     2010     2009
                                                                              ------   -----   -----
                                                                                   (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $   110  $   30
Net revenues of other limited partnership interests..........................      6        3      (5)
Interest expense--third party................................................    (21)     (22)     (7)
Other expenses...............................................................    (61)     (59)    (17)
                                                                              ------  -------  ------
Net Earnings (Loss).......................................................... $   35  $    32  $    1
                                                                              ======  =======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $    18  $    2
                                                                              ======  =======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     FAIR VALUE
                                               ----------------------- GAINS (LOSSES)
                                     NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                      AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                     --------- ----------- ----------- ---------------
                                                       (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/ (1)/
 Futures............................ $   6,443  $       --   $       2    $        (34)
 Swaps..............................       784          10          21              33
 Options............................     1,211          92          85             (20)

Interest rate contracts:/ (1)/
 Floors.............................     3,000         327          --             139
 Swaps..............................     9,826         503         317             590
 Futures............................    11,983          --          --             849
 Swaptions..........................     7,354       1,029          --             817

Other freestanding contracts:/ (1)/
 Foreign currency Contracts.........        38          --          --              --
                                                                       ---------------
NET INVESTMENT INCOME (LOSS)........                                             2,374
                                                                       ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/ (2)/....        --      10,547          --           5,941

GWBL and other features/ (3)/.......        --          --         227            (189)
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2011......... $  40,639  $   12,508   $     652    $      8,126
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                     Fair Value
                                               ----------------------- Gains (Losses)
                                     Notional     Asset     Liability    Reported In
                                      Amount   Derivatives Derivatives Earnings (Loss)
                                     --------- ----------- ----------- ---------------
                                                       (In Millions)
Freestanding derivatives:
Equity contracts:/ (1)/
 Futures............................ $   3,772   $      --    $     --     $      (815)
 Swaps..............................       734          --          27             (79)
 Options............................     1,070           5           1             (49)

Interest rate contracts:/ (1)/
 Floors.............................     9,000         326          --             157
 Swaps..............................     5,352         201         134             250
 Futures............................     5,151          --          --             289
 Swaptions..........................     4,479         171          --             (38)

Other freestanding contracts:/ (1)/
 Foreign currency contracts.........       133          --           1               1
                                                                       ---------------
 Net investment income (loss).......                                              (284)
                                                                       ---------------

Embedded derivatives:
GMIB reinsurance contracts /(2)/....        --       4,606          --           2,350

GWBL and other features /(3)/.......        --          --          38              17
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2010......... $  29,691   $   5,309    $    201     $     2,083
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------

Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)

Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1    LEVEL 2   LEVEL 3      TOTAL
                                          ---------  --------- ---------  ----------
                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7  $  22,698 $     432  $   23,137
   U.S. Treasury, government and agency..        --      3,948        --       3,948
   States and political subdivisions.....        --        487        53         540
   Foreign governments...................        --        503        22         525
   Commercial mortgage-backed............        --         --       902         902
   Residential mortgage-backed/ (1)/.....        --      1,632        14       1,646
   Asset-backed/ (2)/....................        --         92       172         264
   Redeemable preferred stock............       203        813        14       1,030
                                          ---------  --------- ---------  ----------
     Subtotal............................       210     30,173     1,609      31,992
                                          ---------  --------- ---------  ----------
 Other equity investments................        66         --        77         143
 Trading securities......................       457        525        --         982
 Other invested assets:
   Short-term investments................        --        132        --         132
   Swaps.................................        --        177        (2)        175
   Futures...............................        (2)        --        --          (2)
   Options...............................        --          7        --           7
   Floors................................        --        327        --         327
   Swaptions.............................        --      1,029        --       1,029
                                          ---------  --------- ---------  ----------
     Subtotal............................        (2)     1,672        (2)      1,668
                                          ---------  --------- ---------  ----------
Cash equivalents.........................     2,475         --        --       2,475
Segregated securities....................        --      1,280        --       1,280
GMIB reinsurance contracts...............        --         --    10,547      10,547
Separate Accounts' assets................    83,672      2,532       215      86,419
                                          ---------  --------- ---------  ----------
   Total Assets.......................... $  86,878  $  36,182 $  12,446  $  135,506
                                          =========  ========= =========  ==========

LIABILITIES
GWBL and other features' liability.......        --         --       227         227
                                          ---------  --------- ---------  ----------
   Total Liabilities..................... $      --  $      -- $     227  $      227
                                          =========  ========= =========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                           Level 1   Level 2  Level 3    Total
                                          --------- --------- -------- ----------
                                                       (In Millions)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7 $  21,405 $    320 $   21,732
   U.S. Treasury, government and agency..        --     1,916       --      1,916
   States and political subdivisions.....        --       462       49        511
   Foreign governments...................        --       539       21        560
   Commercial mortgage-backed............        --        --    1,103      1,103
   Residential mortgage-backed/ (1)/.....        --     1,668       --      1,668
   Asset-backed/ (2)/....................        --        98      148        246
   Redeemable preferred stock............       207     1,112        2      1,321
                                          --------- --------- -------- ----------
     Subtotal............................       214    27,200    1,643     29,057
                                          --------- --------- -------- ----------
 Other equity investments................        77        24       73        174
 Trading securities......................       425        81       --        506
 Other invested assets:
   Short-term investments................        --       148       --        148
   Swaps.................................        --        40       --         40
   Options...............................        --         4       --          4
   Floors................................        --       326       --        326
   Swaptions.............................        --       171       --        171
                                          --------- --------- -------- ----------
     Subtotal............................        --       689       --        689
                                          --------- --------- -------- ----------
Cash equivalents.........................     1,693        --       --      1,693
Segregated securities....................        --     1,110       --      1,110
GMIB reinsurance contracts...............        --        --    4,606      4,606
Separate Accounts' assets................    89,647     2,160      207     92,014
                                          --------- --------- -------- ----------
   Total Assets.......................... $  92,056 $  31,264 $  6,529 $  129,849
                                          ========= ========= ======== ==========

LIABILITIES
GWBL and other features' liability....... $      -- $      -- $     38 $       38
                                          --------- --------- -------- ----------
   Total Liabilities..................... $      -- $      -- $     38 $       38
                                          ========= ========= ======== ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND
                                                              POLITICAL           COMMERCIAL   RESIDENTIAL
                                                                SUB-     FOREIGN  MORTGAGE-     MORTGAGE-    ASSET-
                                                  CORPORATE   DIVISIONS   GOVTS     BACKED       BACKED      BACKED
                                                 ----------  ----------  -------  ----------  ------------  --------
                                                                            (IN MILLIONS)

BALANCE, JANUARY 1, 2011........................ $      320  $       49  $    21  $    1,103  $         --  $    148
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          1          --       --           2            --        --
     Investment gains (losses), net.............         --          --       --         (30)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $        1  $       --  $    --  $      (28) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Other comprehensive income
         (loss).................................         (2)          5       (1)        (34)           (1)        2
Purchases.......................................        117          --        1          --            --        21
Issuances.......................................         --          --       --          --            --        --
Sales...........................................        (52)         (2)      --        (139)           (5)      (33)
Settlements.....................................         --          --       --          --            --        --
Transfers into Level 3/ (2)/....................        100           1        1          --            20        33
Transfers out of Level 3/ (2)/..................        (52)         --       --          --            --        --
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2011/ (1)/................ $      432  $       53  $    22  $      902  $         14  $    172
                                                 ==========  ==========  =======  ==========  ============  ========

BALANCE, JANUARY 1, 2010........................ $      466  $       47  $    21  $    1,490  $         --  $    217
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          4          --       --           2            --        --
     Investment gains (losses), net.............          6          --       --        (271)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $       10  $       --  $    --  $     (269) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
   Other comprehensive income (loss)............          3           3       --         119            --        14
 Purchases/issuances............................         22          --       --          --            --        --
 Sales/settlements..............................        (88)         (1)      --        (237)           --       (40)
 Transfers into/out of Level 3/ (2)/............        (93)         --       --          --            --       (44)
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2010/ (1)/................ $      320  $       49  $    21  $    1,103  $         --  $    148
                                                 ==========  ==========  =======  ==========  ============  ========

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                    REDEEM-                                                          GWBL
                                                     ABLE           OTHER         OTHER       GMIB      SEPARATE   AND OTHER
                                                   PREFERRED        EQUITY       INVESTED  REINSURANCE  ACCOUNTS   FEATURES
                                                     STOCK    INVESTMENTS/ (1)/   ASSETS      ASSET      ASSETS    LIABILITY
                                                  ----------  -----------------  --------  ----------- ---------  ----------
                                                                                 (IN MILLIONS)

BALANCE, JANUARY 1, 2011                          $        2  $              73  $     --  $     4,606 $     207  $       38
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        (2)          --        --          --
     Investment gains (losses), net..............         --                  1        --           --        --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        5,737        17          --
     Policyholders' benefits.....................         --                 --        --           --        --         170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $       --  $               1  $     (2) $     5,737 $      17  $      170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         (1)                 6        --           --        --          --
Purchases........................................         --                  2        --          204         4          19
Issuances........................................         --                 --        --           --        --          --
Sales............................................         (2)                (5)       --           --       (11)         --
Settlements......................................         --                 --        --           --        (2)         --
Transfers into Level 3/ (2)/.....................         15                 --        --           --        --          --
Transfers out of Level 3/ (2)/...................         --                 --        --           --        --          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------

BALANCE, DECEMBER 31, 2011....................... $       14  $              77  $     (2) $    10,547 $     215  $      227
                                                  ==========  =================  ========  =========== =========  ==========

BALANCE, JANUARY 1, 2010......................... $       12  $               2  $    300  $     2,256 $     230  $       55
 Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        --           --        --          --
     Investment gains (losses), net..............          4                 --        --           --       (22)         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        2,150        --          --
     Policyholders' benefits.....................         --                 --        --           --        --         (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $        4  $              --  $     --  $     2,150 $     (22) $      (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         --                 --        --           --        --          --
 Purchases/issuances.............................         --                 60        --          200         2          17
 Sales/settlements...............................        (14)                (1)       --           --        (8)         --
 Transfers into/out of Level 3/ (2)/.............         --                 12      (300)          --         5          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------
BALANCE, DECEMBER 31, 2010....................... $        2  $              73  $     --  $     4,606 $     207  $       38
                                                  ==========  =================  ========  =========== =========  ==========

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF           POLICY-
                                                     INCOME   (LOSSES),     REINSURANCE            HOLDERS'
                                                     (LOSS)      NET         CONTRACTS       OCI   BENEFITS
                                                   ---------- ---------- ----------------- ------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $    1  $    --
     State and political subdivisions.............         --        --               --        5       --
     Foreign governments..........................         --        --               --       (1)      --
     Commercial mortgage-backed...................         --        --               --      (40)      --
     Asset-backed.................................         --        --               --        2       --
     Other fixed maturities, available-for-sale...         --        --               --       (2)      --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  (35) $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            5,941       --       --
   Separate Accounts' assets......................         --        18               --       --       --
   GWBL and other features' liability.............         --        --               --       --     (189)
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $      18   $        5,941   $  (35) $  (189)
                                                   ========== =========   ==============   ======  =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $   10  $    --
     State and political subdivisions.............         --        --               --        2       --
     Foreign governments..........................         --        --               --        1       --
     Commercial mortgage-backed...................         --        --               --       92       --
     Asset-backed.................................         --        --               --       13       --
     Other fixed maturities, available-for-sale...         --        --               --       --       --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  118  $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            2,350       --       --
   Separate Accounts' assets......................         --       (21)              --       --       --
   GWBL and other features' liability.............         --        --               --       --       17
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $     (21)  $        2,350   $  118  $    17
                                                   ========== =========   ==============   ======  =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                 DECEMBER 31,
                                      -----------------------------------
                                            2011              2010
                                      ----------------- -----------------
                                      CARRYING  FAIR    Carrying  Fair
                                       VALUE    VALUE    Value    Value
                                      -------- -------- -------- --------
                                                 (IN MILLIONS)
Consolidated:
 Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
 Other limited partnership interests.    1,582    1,582    1,451    1,451
 Policyholders liabilities:
   Investment contracts..............    2,549    2,713    2,609    2,679
 Long-term debt......................      200      220      200      228
 Loans to affiliates.................    1,041    1,097    1,045    1,101
Closed Blocks:
 Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
 Other equity investments............        1        1        1        1
 SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts--GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
 Paid guarantee benefits.....     (249)      (58)     (307)
 Other changes in reserve....      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $      327
 Paid guarantee benefits.....         (86)
 Other changes in reserve....         164
                               ----------
Balance at December 31, 2009.         405
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         209
                               ----------
Balance at December 31, 2010.         533
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         264
                               ----------
Balance at December 31, 2011.  $      716
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN OF
                                                   PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                  ---------  --------  --------  ---------  ---------
                                                                 (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account............................... $  12,194  $    218  $    119  $     459  $  12,990
   Separate Accounts............................. $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
 Net amount at risk, gross....................... $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
 Net amount at risk, net of amounts reinsured.... $   1,642  $    879  $  2,003  $   5,964  $  10,488
 Average attained age of contractholders.........      49.2      63.3      68.7       63.9       53.3
 Percentage of contractholders over age 70.......       2.8%     27.6%     47.2%      28.5%      10.4%
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
 Account values invested in:
   General Account...............................       N/A       N/A  $     26  $     583  $     609
   Separate Accounts.............................       N/A       N/A  $  2,479  $  43,408  $  45,887
 Net amount at risk, gross.......................       N/A       N/A  $  2,039  $   9,186  $  11,225
 Net amount at risk, net of amounts reinsured....       N/A       N/A  $    603  $   2,520  $   3,123
 Weighted average years remaining until
   annuitization.................................       N/A       N/A       0.4        5.3        4.9
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies--No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  -------
                                          (IN MILLIONS)
Balance at January 1, 2009...   $        203   $      (153) $    50
 Other changes in reserves...             52           (21)      31
                                ------------   -----------  -------
Balance at December 31, 2009.            255          (174)      81
 Other changes in reserves...            120           (57)      63
                                ------------   -----------  -------
Balance at December 31, 2010.            375          (231)     144
 Other changes in reserves...             95           (31)      64
                                ------------   -----------  -------
Balance at December 31, 2011.   $        470   $      (262) $   208
                                ============   ===========  =======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011     2010     2009
                                                                    -------  -------  -------
                                                                          (IN MILLIONS)
Direct premiums.................................................... $   908  $   903  $   838
Reinsurance assumed................................................     210      213      202
Reinsurance ceded..................................................    (585)    (586)    (609)
                                                                    -------  -------  -------
Premiums........................................................... $   533  $   530  $   431
                                                                    =======  =======  =======
Universal Life and Investment-type Product Policy Fee Income Ceded. $   221  $   210  $   197
                                                                    =======  =======  =======
Policyholders' Benefits Ceded...................................... $   510  $   536  $   485
                                                                    =======  =======  =======
Interest Credited to Policyholders' Account Balances Ceded......... $    --  $    --  $    --
                                                                    =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2011  2010  2009
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  24 $  30 $  38
Incurred benefits related to prior years..    18    10     6
                                           ----- ----- -----
Total Incurred Benefits................... $  42 $  40 $  44
                                           ===== ===== =====
Benefits paid related to current year..... $  15 $  12 $  13
Benefits paid related to prior years......    24    30    34
                                           ----- ----- -----
Total Benefits Paid....................... $  39 $  42 $  47
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015                                                 200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                             2011   2010   2009
                                            ------ ------ ------
                                               (IN MILLIONS)
Investment advisory and services fees...... $  865 $  809 $  644
Distribution revenues......................    352    339    277
Other revenues--shareholder servicing fees.     92     93     90
Other revenues--other......................      6      5      7
Institutional research services............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2011      2010
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $  1,406
Actual return on plan assets.........................       77       106
Contributions........................................      672       202
Benefits paid and fees...............................     (185)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,093     1,529
PBO..................................................    2,626     2,424
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (533) $   (895)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2011     2010
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $  1,554
Unrecognized prior service cost (credit).        7        8
                                          -------- --------
 Total................................... $  1,686 $  1,562
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                   DECEMBER 31,
                                 ----------------
                                   2011     2010
                                 -------  -------
                                   (IN MILLIONS)
Fixed Maturities................    52.4%    48.5%
Equity Securities...............    36.3     37.0
Equity real estate..............     9.3     11.8
Cash and short-term investments.     2.0      2.7
                                 -------  -------
 Total..........................   100.0%   100.0%
                                 =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- -------- ------- --------
                                                 (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private real estate investment trusts.     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2010:                     ------- -------- ------- --------
                                                 (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................ $   --  $    564 $   --  $    564
 U.S. Treasury, government and agency.     --       148     --       148
 States and political subdivisions....     --         9     --         9
 Other structured debt................     --        --      6         6
Common and preferred equity...........    410         2     --       412
Mutual funds..........................    115        --     --       115
Derivatives, net......................      1         6     --         7
Private real estate investment funds..     --        --     13        13
Private investment trusts.............     --        51    163       214
Cash and cash equivalents.............      6         2     --         8
Short-term investments................      2        31     --        33
                                       ------  -------- ------  --------
 Total................................ $  534  $    813 $  182  $  1,529
                                       ======  ======== ======  ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                        PRIVATE
                                                                      REAL ESTATE  PRIVATE
                                                          FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES /(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     ---------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2011..........................   $        6      $      13  $      163 $    --  $  182
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2011.           --              3          20      --      23
 Purchases/issues...................................           --             --          --       1       1
 Sales/settlements..................................           --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2011........................   $        6      $       4  $      183 $    --  $  193
                                                       ==========      =========  ========== =======  ======
Balance at January 1, 2010..........................   $        7      $      12  $      147 $     2  $  168
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2010.           (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......           --             --          --      (2)     (2)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2010........................   $        6      $      13  $      163 $    --  $  182
                                                       ==========      =========  ========== =======  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)

2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on

   December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                           Options Outstanding
                                          -------------------------------------------------------------------------------
                                                                                                        AllianceBernstein
                                                 AXA Ordinary Shares            AXA ADRs/ (3)/            Holding Units
                                          ---------------------------       ---------------------- ----------------------
                                                             Weighted                     Weighted                  Weighted
                                             Number          Average           Number     Average     Number        Average
                                           Outstanding       Exercise        Outstanding  Exercise  Outstanding     Exercise
                                          (In Millions)       Price         (In Millions)  Price   (In Millions)     Price
                                          ------------- -------------       ------------- -------- ------------- --------
Options outstanding at January 1, 2011...        16.3   (Euro)  22.34              10.0   $  19.96        10.2   $  41.24
Options granted..........................         2.4   (Euro)  14.52                --   $     --         0.1   $  21.75
Options exercised........................          --   (Euro)     --              (0.6)  $  15.63        (0.1)  $  17.05
Options forfeited, net...................        (0.6)  (Euro)  21.59              (1.8)  $  27.24        (0.8)  $  55.66
Options expired..........................          --              --                --         --        (0.4)  $  50.59
                                            ---------                         ---------              ---------
Options Outstanding at December 31, 2011.        18.1   (Euro)  19.40               7.6   $  18.47         9.0   $  39.63
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)     --/ (2)/               $   1.70               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.74                              1.83                    6.4
                                            =========                         =========              =========
Options Exercisable at December 31, 2011.        10.9   (Euro)  25.35               7.6   $  18.48         3.3      36.65
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)   --/ (2)/                 $    1.7               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.59                              1.82                    5.6
                                            =========                         =========              =========

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                         AXA Ordinary Shares       AllianceBernstein Holding Units
                                                      -------------------------  -----------------------------------
                                                        2011     2010     2009     2011       2010          2009
                                                      -------  -------  -------  -------  ------------  ------------
Dividend yield.......................................    7.00%    6.98%   10.69%    5.40%  7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................   33.90%    36.5%    57.5%   47.30% 46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................    3.13%    2.66%    2.74%    1.90%  2.2 - 2.3%    1.6 - 2.1%
Expected life in years...............................     6.4      6.4      5.5      6.0       6.0        6.0 - 6.5
Weighted average fair value per option at grant date. $  2.49  $  3.54  $  2.57  $  5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2011...   391,761   $  29.97
Granted..........................    16,665   $  14.01
Vested...........................   117,906   $  31.64
Forfeited........................    46,948         --
                                   --------
Unvested as of December 31, 2011.   243,572   $  30.22
                                   ========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
 Gross investment income (loss)...    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011    2010    2009
                                ------  ------  -----
                                    (IN MILLIONS)
Fixed maturities............... $  (29) $ (200) $  (2)
Mortgage loans on real estate..    (14)    (18)    --
Other equity investments.......     (4)     34     53
Other..........................     --      --      3
                                ------  ------  -----
Investment Gains (Losses), Net. $  (47) $ (184) $  54
                                ======  ======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                                             2011     2010      2009
                                                                                            ------  -------  ---------
                                                                                                   (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year................................... $  379  $   (68) $  (1,271)
Changes in unrealized investment gains (losses) on investments.............................    907      835      2,494
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend
   obligation and other....................................................................   (131)     (68)        58
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................    (79)    (110)      (578)
 Deferred income tax (expense) benefit.....................................................   (199)    (217)      (705)
                                                                                            ------  -------  ---------
Total......................................................................................    757      372         (2)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest..................................................................     21        7        (66)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========
Balance, end of year comprises:
Unrealized investment gains (losses) on:
 Fixed maturities.......................................................................... $1,782  $   875  $      33
 Other equity investments..................................................................      2        2          9
                                                                                            ------  -------  ---------
 Total.....................................................................................  1,784      877         42
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend obligation and
   other...................................................................................   (270)    (139)       (71)
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................   (211)    (132)       (22)
 Deferred income tax (expense) benefit.....................................................   (418)    (219)        (2)
                                                                                            ------  -------  ---------
Total......................................................................................    765      387        (53)
Less: (Income) loss attributable to noncontrolling interest................................     13       (8)       (15)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2011     2010     2009
                               -------  -------  --------
                                     (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $    40  $   (34) $     81
 Deferred (expense) benefit...  (1,062)    (673)    1,191
                               -------  -------  --------
Total......................... $(1,022) $  (707) $  1,272
                               =======  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011      2010       2009
                                             ---------  --------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,167) $ (1,055) $   1,078
Noncontrolling interest.....................       (36)       66        105
Separate Accounts investment activity.......        83        53         72
Non-taxable investment income (loss)........         8        15         27
Adjustment of tax audit reserves............        (7)      (13)         7
State income taxes..........................         7        (5)       (12)
AllianceBernstein Federal and foreign taxes.       (13)       (3)        (6)
Tax settlement..............................        84        99         --
ACMC conversion.............................        --       135         --
Other.......................................        19         1          1
                                             ---------  --------  ---------
Income tax (expense) benefit................ $  (1,022) $   (707) $   1,272
                                             =========  ========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2011  December 31, 2010
                                         ------------------ ------------------
                                         ASSETS LIABILITIES Assets Liabilities
                                         ------ ----------- ------ -----------
                                                     (IN MILLIONS)
  Compensation and related benefits..... $  248  $     --   $  229  $     --
  Reserves and reinsurance..............     --     3,060       --       977
  DAC...................................     --     1,279       --     2,610
  Unrealized investment gains or losses.     --       418       --       259
  Investments...........................     --     1,101       --       800
  Alternative minimum tax credits.......    242        --      241        --
  Other.................................     79        --      108        --
                                         ------  --------   ------  --------
  Total................................. $  569  $  5,858   $  578  $  4,646
                                         ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                     DECEMBER 31,
                                                                                             ---------------------------
                                                                                               2011     2010      2009
                                                                                             -------  -------  ---------
                                                                                                    (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   765  $   387  $       9
Defined benefit pension plans...............................................................  (1,082)  (1,008)      (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --        (62)
                                                                                             -------  -------  ---------
Total accumulated other comprehensive income (loss).........................................    (317)    (621)    (1,021)
                                                                                             -------  -------  ---------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)       (15)
                                                                                             -------  -------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (304) $  (629) $  (1,036)
                                                                                             =======  =======  =========

   The components of OCI for the past three years follow:

                                                                                                2011    2010     2009
                                                                                               ------  ------  --------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  879  $  646  $  2,558
 (Gains) losses reclassified into net earnings (loss) during the year.........................     28     189        (2)
                                                                                               ------  ------  --------
Net unrealized gains (losses) on investments..................................................    907     835     2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................   (529)   (395)   (1,225)
                                                                                               ------  ------  --------
Change in unrealized gains (losses), net of adjustments.......................................    378     440     1,331
Change in defined benefit pension plans.......................................................    (74)    (40)       (3)
                                                                                               ------  ------  --------
Total other comprehensive income (loss), net of income taxes..................................    304     400     1,328
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............     21       7       (66)
                                                                                               ------  ------  --------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $  325  $  407  $  1,262
                                                                                               ======  ======  ========

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                            2011      2010       2009
                                                                          --------  --------  ---------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $     (39)
Change in AVR............................................................     (211)     (291)       289
                                                                          --------  --------  ---------
Net change in statutory surplus, capital stock and AVR...................      613       394        250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)    (5,995)
 DAC.....................................................................   (3,650)      747        860
 Deferred income taxes...................................................     (996)   (1,006)     1,167
 Valuation of investments................................................       16       145       (659)
 Valuation of investment subsidiary......................................      590       366       (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350     (2,566)
 Pension adjustment......................................................      111        56         17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)     5,541
 Shareholder dividends paid..............................................      379       300         --
 Changes in non-admitted assets..........................................     (154)      (64)        29
 Other, net..............................................................      (10)      (55)       (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --       (195)
                                                                          --------  --------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,414  $  2,073  $  (2,163)
                                                                          ========  ========  =========

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                                2011       2010       2009
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $   3,116
AVR.........................................................       220        431        722
                                                             ---------  ---------  ---------
Statutory surplus, capital stock and AVR....................     4,845      4,232      3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)    (1,464)
 DAC........................................................     4,653      8,383      7,745
 Deferred income taxes......................................    (5,744)    (4,775)    (3,705)
 Valuation of investments...................................     2,266      1,658        673
 Valuation of investment subsidiary.........................       231       (657)    (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606      2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904      3,178
 Non-admitted assets........................................       510        761      1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)    (1,525)
 Other, net.................................................      (459)      (521)      (152)
                                                             ---------  ---------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,561  $  13,051  $  10,861
                                                             =========  =========  =========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                2011       2010      2009
                             ---------  ---------  --------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance................... $  15,140  $   8,511  $    337
Investment Management/ (1)/.     2,750      2,959     2,941
Consolidation/elimination...       (18)       (29)      (36)
                             ---------  ---------  --------
Total Revenues.............. $  17,872  $  11,441  $  3,242
                             =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                             2011      2010      2009
                                                                           --------  -------- ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................. $  3,495  $  2,613 $  (3,665)
Investment Management/ (2)/...............................................     (164)      400       588
Consolidation/elimination.................................................        4         2        (2)
                                                                           --------  -------- ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes..... $  3,335  $  3,015 $  (3,079)
                                                                           ========  ======== =========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  154,207  $  152,038
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  166,016  $  163,156
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                   THREE MONTHS ENDED
                                                     ---------------------------------------------
                                                     MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                     --------  -------- ------------- ------------
                                                                     (IN MILLIONS)
2011
Total Revenues...................................... $  1,311  $  3,402 $      10,858 $      2,301
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============

2010
Total Revenues...................................... $  2,133  $  5,387 $       5,115 $     (1,194)
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============

Accumulator(R)

A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2012


Please read and keep this Prospectus for future reference. It contains important information that you should know before taking any action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS ACCUMULATOR(R)?


Accumulator(R) is a deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option, fixed maturity options, or the account for special dollar cost averaging ("investment options").


This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements. The contract should also be read carefully.


WITH LIMITED EXCEPTIONS, WE NO LONGER ACCEPT CONTRIBUTIONS TO THE CONTRACTS. WE CURRENTLY CONTINUE TO ACCEPT CONTRIBUTIONS TO: (I) QP CONTRACTS; AND (II) ALL CONTRACTS ISSUED IN THE STATE OF MARYLAND. REFERENCES TO CONTRIBUTIONS IN THIS PROSPECTUS ARE FOR THE BENEFIT OF CONTRACT OWNERS CURRENTLY ELIGIBLE TO CONTINUE MAKING CONTRIBUTIONS TO THE CONTRACTS.


Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VIII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any contribution from you at any time, including after you purchase the contract.


-----------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-----------------------------------------------------------------------------
.. AXA Aggressive Allocation/(1)/       . EQ/Large Cap Value Index
.. AXA Conservative Allocation/(1)/     . EQ/Large Cap Value PLUS
.. AXA Conservative-Plus                . EQ/Lord Abbett Large Cap Core
  Allocation/(1) /                     . EQ/MFS International Growth
.. AXA Moderate Allocation/(1)/         . EQ/Mid Cap Index
.. AXA Moderate-Plus Allocation/(1)/    . EQ/Mid Cap Value PLUS
.. EQ/AllianceBernstein Small Cap       . EQ/Money Market
  Growth                               . EQ/Montag & Caldwell Growth
.. EQ/AXA Franklin Small Cap Value Core . EQ/Morgan Stanley Mid Cap Growth
.. EQ/BlackRock Basic Value Equity      . EQ/Mutual Large Cap Equity
.. EQ/Boston Advisors Equity Income     . EQ/Oppenheimer Global
.. EQ/Calvert Socially Responsible      . EQ/PIMCO Ultra Short Bond
.. EQ/Capital Guardian Research         . EQ/Quality Bond PLUS
.. EQ/Common Stock Index                . EQ/Small Company Index
.. EQ/Core Bond Index                   . EQ/T. Rowe Price Growth Stock
.. EQ/Davis New York Venture            . EQ/Templeton Global Equity
.. EQ/Equity 500 Index                  . EQ/UBS Growth and Income
.. EQ/Equity Growth PLUS                . EQ/Van Kampen Comstock
.. EQ/Franklin Core Balanced            . EQ/Wells Fargo Omega Growth
.. EQ/Franklin Templeton Allocation     . Multimanager Aggressive Equity
.. EQ/GAMCO Mergers and Acquisitions    . Multimanager Core Bond
.. EQ/GAMCO Small Company Value         . Multimanager International Equity
.. EQ/Global Bond PLUS                  . Multimanager Large Cap Core Equity
.. EQ/Global Multi-Sector Equity        . Multimanager Large Cap Value
.. EQ/Intermediate Government Bond/(2)/ . Multimanager Mid Cap Growth
.. EQ/International Core PLUS           . Multimanager Mid Cap Value
.. EQ/International Equity Index        . Multimanager Multi-Sector Bond
.. EQ/International Value PLUS          . Multimanager Small Cap Growth
.. EQ/JPMorgan Value Opportunities      . Multimanager Small Cap Value
.. EQ/Large Cap Core PLUS               . Multimanager Technology
.. EQ/Large Cap Growth Index
.. EQ/Large Cap Growth PLUS
-----------------------------------------------------------------------------

(1)The "AXA Allocation" portfolios.


(2)This is the variable investment option's new name, effective on or about May 1, 2012. Please see ''Portfolios of the Trusts'' under ''Contract features and benefits'' later in this Prospectus for the variable investment option's former name.


You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.

You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging, which are discussed later in this Prospectus.

TYPES OF CONTRACTS. Contracts were offered for use as:

..   A nonqualified annuity ("NQ") for after-tax contributions only.

..   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.
  Two versions of the traditional IRA were offered: "Rollover IRA" and "Flexible Premium IRA." Two versions of the Roth IRA were offered: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

..   Traditional and Roth Inherited IRA beneficiary continuation contract
    ("Inherited IRA") (direct transfer contributions only).

..   An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

..   An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") --
    ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required).

A contribution of at least $5,000 was required to purchase an NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP, or Rollover TSA contract. A contribution of $2,000 was required to purchase a Flexible Premium IRA and Flexible Premium Roth IRA contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2012, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER
AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                    #235349/Core '02/'04 Series

Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. The contract is no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix IX later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Contents of this Prospectus

--------------------------------------------------------------------------------




-----------------------------------------------------------------------------
(Not all of the features listed are available under all contracts or in all states.)
-----------------------------------------------------------------------------

Index of key words and phrases                                       5
Who is AXA Equitable?                                                7
How to reach us                                                      8
Accumulator(R) at a glance -- key features                          10


-----------------------------------------------------------------------------
FEETABLE                                                            14
-----------------------------------------------------------------------------

Example                                                             16
Condensed financial information                                     16


-----------------------------------------------------------------------------
1.CONTRACT FEATURES AND BENEFITS                                    17
-----------------------------------------------------------------------------
How you can contribute to your contract                             17
Owner and annuitant requirements                                    17
How you can make your contributions                                 18
What are your investment options under the contract?                18
Portfolios of the Trusts                                            19
Allocating your contributions                                       26
Guaranteed minimum death benefit and Guaranteed
  minimum income benefit base                                       29
Annuity purchase factors                                            30
Guaranteed minimum income benefit option /(1)/                      31
Guaranteed minimum death benefit                                    33
Principal Protector/SM/                                             35
Inherited IRA beneficiary continuation contract                     37
Your right to cancel within a certain number of days                38


-----------------------------------------------------------------------------
2.DETERMINING YOUR CONTRACT'S VALUE                                 40
-----------------------------------------------------------------------------
Your account value and cash value                                   40
Your contract's value in the variable investment options            40
Your contract's value in the guaranteed interest option             40
Your contract's value in the fixed maturity options                 40
Your contract's value in the account for special dollar cost
  averaging                                                         40
Insufficient account value                                          40


-------------
(1)Depending on when you purchased your contract, this benefit may be called the "Living Benefit." Accordingly, if applicable, all references to the Guaranteed minimum income benefit in this Prospectus and any related registration statement documents are references to the Living Benefit.
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner. When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                 CONTENTS OF THIS PROSPECTUS 3

-------------------------------------------------------------------
3.TRANSFERRING YOUR MONEY AMONG INVESTMENT
  OPTIONS                                                       42
-------------------------------------------------------------------
Transferring your account value                                 42
Our administrative procedures for calculating your Roll-Up
  benefit base following a transfer                             42
Disruptive transfer activity                                    43
Rebalancing your account value                                  44


-------------------------------------------------------------------
4.ACCESSING YOUR MONEY                                          45
-------------------------------------------------------------------
Withdrawing your account value                                  45
How withdrawals are taken from your account value               47
How withdrawals (and transfers out of the Special 10 year
  fixed maturity option) affect your Guaranteed minimum
  income benefit, Guaranteed minimum death benefit and
  Guaranteed principal benefit option 2                         47
How withdrawals affect Principal Protector/SM/                  48
Withdrawals treated as surrenders                               48
Loans under Rollover TSA contracts                              48
Surrendering your contract to receive its cash value            49
When to expect payments                                         49
Your annuity payout options                                     49


-------------------------------------------------------------------
5.CHARGES AND EXPENSES                                          52
-------------------------------------------------------------------
Charges that AXA Equitable deducts                              52
Group or sponsored arrangements                                 56
Other distribution arrangements                                 56


-------------------------------------------------------------------
6.PAYMENT OF DEATH BENEFIT                                      57
-------------------------------------------------------------------
Your beneficiary and payment of benefit                         57
How death benefit payment is made                               58
Beneficiary continuation option                                 59


-------------------------------------------------------------------
7.TAX INFORMATION                                               63
-------------------------------------------------------------------
Overview                                                        63
Contracts that fund a retirement arrangement                    63
Transfers among investment options                              63
Taxation of nonqualified annuities                              63
Individual retirement arrangements (IRAs)                       65
Traditional individual retirement annuities (traditional IRAs)  66
Roth individual retirement annuities (Roth IRAs)                70
Federal and state income tax withholding and information
  reporting                                                     73
Special rules for contracts funding qualified plans             73
Impact of taxes to AXA Equitable                                73


-------------------------------------------------------------------
8.MORE INFORMATION                                              74
-------------------------------------------------------------------
About Separate Account No. 49                                   74
About the Trusts                                                74
About our fixed maturity options                                74
About the general account                                       75
About other methods of payment                                  76


Dates and prices at which contract events occur            76
About your voting rights                                   77
Statutory compliance                                       77
About legal proceedings                                    77
Financial statements                                       78
Transfers of ownership, collateral assignments, loans and
  borrowing                                                78
How divorce may affect your guaranteed benefits            78
Distribution of the contracts                              78


--------------------------------------------------------------
9.INCORPORATION OF CERTAIN DOCUMENTS BY
  REFERENCE                                                81
--------------------------------------------------------------


--------------------------------------------------------------
APPENDICES
--------------------------------------------------------------


   I  --  Condensed financial information                      I-1
  II  --  Purchase considerations for QP contracts            II-1
 III  --  Market value adjustment example                    III-1
  IV  --  Enhanced death benefit example                      IV-1
   V  --  Hypothetical illustrations                           V-1
  VI  --  Guaranteed principal benefit example                VI-1
 VII  --  Protection Plus/SM/ example                        VII-1
VIII  --  State contract availability and/or variations of
            certain features and benefits                   VIII-1
  IX  --  Contract variations                                 IX-1
   X  --  Tax-sheltered annuity contracts (TSAs)               X-1
  XI  --  Rules regarding contributions to your contact       XI-1


------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
  Table of contents
------------------------------------------------------------------


4   CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.


                                                             PAGE

6% Roll-Up to age 85 enhanced death benefit                     29
account for special dollar cost averaging                       26
account value                                                   40
administrative charge                                           52
annual administrative charge                                    52
Annual Ratchet to age 85 enhanced death benefit                 30
annuitant                                                       17
annuitization                                                   49
annuity maturity date                                           51
annuity payout options                                          49
annuity purchase factors                                        30
automatic investment program                                    76
beneficiary                                                     57
Beneficiary continuation option ("BCO")                         59
business day                                                    76
cash value                                                      40
charges for state premium and other applicable taxes            56
contract date                                                   12
contract date anniversary                                       12
contract year                                                   12
contributions to Roth IRAs                                      70
   regular contributions                                        70
   rollovers and transfers                                      71
   conversion contributions                                     71
contributions to traditional IRAs                               70
   regular contributions                                        70
   rollovers and direct transfers                               70
disability, terminal illness or confinement to nursing home     54
disruptive transfer activity                                    43
Distribution Charge                                             52
ERISA                                                           56
Fixed-dollar option                                             28
fixed maturity options                                       10,25
Flexible Premium IRA                                             1
Flexible Premium Roth IRA                                        1
free look                                                       38
free withdrawal amount                                          53
general account                                                 75
General dollar cost averaging                                   28
guaranteed interest option                                   10,25
Guaranteed minimum death benefit                                29
Guaranteed minimum death benefit charge                         54
Guaranteed minimum death benefit and
  Guaranteed minimum income benefit base                        29
Guaranteed minimum death benefit/guaranteed
  minimum income benefit roll-up benefit base reset option      30
Guaranteed minimum income benefit                               31
Guaranteed minimum income benefit charge                        31
Guaranteed minimum income benefit "no lapse guarantee"          32


                                                    PAGE
Guaranteed principal benefits                          26
IRA                                                     1
IRS                                                    68
Inherited IRA                                           1
Investment simplifier                                  28
investment options                                      1
lifetime required minimum distribution withdrawals     46
loan reserve account                                   49
loans under Rollover TSA                               48
market adjusted amount                                 25
market value adjustment                                25
market timing                                          43
maturity dates                                         25
maturity value                                         25
Mortality and expense risks charge                     52
NQ                                                      1
Online Account Access                                   8
Optional step up charge                                56
partial withdrawals                                    45
Portfolio                                               1
Principal assurance                                    26
Principal Protector/SM/                                35
Principal Protector/SM/ charge                         55
processing office                                       8
Protection Plus/SM/                                    34
Protection Plus/SM/ charge                             55
QP                                                      1
rate to maturity                                       25
Rebalancing                                            44
Rollover IRA                                            1
Rollover TSA                                            1
Roth Conversion IRA                                     1
Roth IRA                                                1
SAI                                                     1
SEC                                                     1
self-directed allocation                               26
Separate Account No. 49                                74
special dollar cost averaging                          26
Spousal protection                                     59
standard death benefit                                 29
substantially equal withdrawals                        46
Successor owner and annuitant                       58,69
systematic withdrawals                                 46
TOPS                                                    8
TSA                                                     1
traditional IRA                                         1
Trusts                                                 74
unit                                                   28
variable investment options                            18
wire transmittals and electronic applications          76
withdrawal charge                                      53


                                              INDEX OF KEY WORDS AND PHRASES 5

To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Also, depending on when you purchased your contract, some of these may not apply to you or may be named differently under your contract. Your financial professional can provide further explanation about your contract.

-----------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------
Fixed maturity options                 Guarantee Periods (Guaranteed Fixed
                                       Interest Accounts in supplemental
                                       materials)

Variable investment options            Investment Funds

Account value                          Annuity Account Value

Rate to maturity                       Guaranteed Rates

Unit                                   Accumulation Unit

Guaranteed minimum death benefit       Guaranteed death benefit

Guaranteed minimum income benefit      Guaranteed Income Benefit or Living
                                       Benefit

Guaranteed interest option             Guaranteed Interest Account

Principal Protector/SM/                Guaranteed withdrawal benefit

GWB benefit base                       Principal Protector/SM/ benefit base

GWB Annual withdrawal amount           Principal Protector/SM/ Annual
                                       withdrawal amount

GWB Annual withdrawal option           Principal Protector/SM/ Annual
                                       withdrawal option

GWB Excess withdrawal                  Principal Protector/SM/ Excess
                                       withdrawal
-----------------------------------------------------------------------------

6   INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?


--------------------------------------------------------------------------------



We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2011. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                      WHO IS AXA EQUITABLE?  7

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;

..   statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in , modify or cancel a rebalancing program (through Online Account
    Access only);

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through Online Account Access only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of any transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

8   WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:


You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)authorization for telephone transfers by your financial professional;

(2)conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)election of the automatic investment program;

(4)requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)spousal consent for loans under Rollover TSA contracts;

(6)requests for withdrawals or surrenders from Rollover TSA contracts;

(7)tax withholding elections (see withdrawal form);

(8)election of the beneficiary continuation option;

(9)IRA contribution recharacterizations;

(10)Section 1035 exchanges;

(11)direct transfers and rollovers;

(12)exercise of the Guaranteed minimum income benefit;

(13)requests to reset your Roll-Up benefit base (for certain contracts with both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(14)requests to step up your Guaranteed withdrawal benefit ("GWB") benefit base, if applicable, under the Optional step up provision;

(15)requests to terminate or reinstate your GWB, if applicable, under the Beneficiary continuation option, if applicable;

(16)death claims;

(17)purchase by, or change of ownership to, a non-natural person;

(18)change in ownership (NQ only if available under your contract);

(19)enrollment in our "automatic required minimum distribution (RMD) service";
    and


(20)requests for withdrawals.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)beneficiary changes;

(2)contract surrender;

(3)general dollar cost averaging (including the fixed dollar and interest sweep options);

(4)special dollar cost averaging; and


(5)requests for withdrawals.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)automatic investment program;

(2)general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)special dollar cost averaging;

(4)substantially equal withdrawals;


(5)systematic withdrawals;

(6)the date annuity payments are to begin; and

(7)RMD payments from inherited IRAs.


                              -------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                                      WHO IS AXA EQUITABLE?  9

Accumulator(R) at a glance -- key features


--------------------------------------------------------------------------------

(Not all of the features listed are available under all contracts or in all states.)
----------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT     Accumulator's(R) variable investment options invest in
MANAGEMENT                  different Portfolios managed by professional investment
                            advisers.
----------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS      .   Fixed maturity options ("FMOs") with maturities ranging
                                from approximately 1 to 10 years (subject to
                                availability).
                            .   Each fixed maturity option offers a guarantee of
                                principal and interest rate if you hold it to maturity.
                            .   Special 10 year fixed maturity option (available under
                                Guaranteed principal benefit option 2 only).
                            ------------------------------------------------------------
                            If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value
                            adjustment due to differences in interest rates. If you
                            withdraw or transfer only a portion of a fixed maturity
                            amount, this may increase or decrease any value that you
                            have left in that fixed maturity option. If you surrender
                            your contract, a market value adjustment also applies.
----------------------------------------------------------------------------------------
GUARANTEED INTEREST OPTION  .   Principal and interest guarantees.
                            .   Interest rates set periodically.
----------------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR  Available for dollar cost averaging all or a portion of any
COST AVERAGING              eligible contribution to your contract.
----------------------------------------------------------------------------------------
TAX CONSIDERATIONS          .   No tax on earnings inside the contract until you make
                                withdrawals from your contract or receive annuity
                                payments.
                            ------------------------------------------------------------
                            .   No tax on transfers among investment options inside the
                                contract.
                            ------------------------------------------------------------
                            You should be aware that annuity contracts that were
                            purchased as an Individual Retirement Annuity (IRA) or Tax
                            Sheltered Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), do not provide tax deferral
                            benefits beyond those already provided by the Internal
                            Revenue Code for these types of arrangements. Before you
                            purchased your contract, you should have considered its
                            features and benefits beyond tax deferral, as well as its
                            features, benefits and costs relative to any other
                            investment that you may have chosen in connection with your retirement plan or arrangement, to determine whether it
                            would meet your needs and goals. Depending on your personal situation, the contract's guaranteed benefits may have
                            limited usefulness because of required minimum
                            distributions ("RMDs").
----------------------------------------------------------------------------------------
GUARANTEED MINIMUM          The Guaranteed minimum income benefit provides income
INCOME BENEFIT (OR "LIVING  protection for you during the annuitant's life once you
BENEFIT")                   elect to annuitize the contract.
----------------------------------------------------------------------------------------
PRINCIPAL PROTECTOR/SM/     Principal Protector/SM/ is our optional Guaranteed
                            withdrawal benefit ("GWB"), which provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each
                            contract year, your total withdrawals do not exceed a
                            specified amount. This feature may not have been available under your contract.
----------------------------------------------------------------------------------------

10  ACCUMULATOR(R) AT A GLANCE -- KEY FEATURES

-----------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      We currently continue to accept contributions to: (i) QP
                          contracts; and (ii) all contracts issued in the state of
                          Maryland. Information regarding contributions in this
                          section is for the benefit of contract owners currently
                          eligible to continue making contributions to the contracts.
                          NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP and
                          Rollover TSA contracts
                          .   Initial minimum:            $5,000
                          .   Additional minimum:         $500 (NQ, QP and Rollover TSA
                                                          contracts)
                                                          $100 monthly and $300
                                                          quarterly under our automatic
                                                          investment program
                                                          (NQ contracts)
                                                          $50 (IRA contracts)
                                                          $1,000 (Inherited IRA
                                                          contracts)
                          ---------------------------------------------------------------

                          Flexible Premium IRA and Flexible Premium Roth IRA contracts
                          .   Initial minimum:            $2,000
                          .   Additional minimum:         $50
                          ---------------------------------------------------------------
                          .   Maximum contribution limitations apply to all contracts.
                              For more information, please see "How you can contribute
                              to your contract" in "Contract features and benefits"
                              later in this Prospectus.
                          ---------------------------------------------------------------
                          In general, contributions are limited to $1.5 million
                          ($500,000 for certain owners or annuitants who are age 81
                          and older at contract issue). Upon advance notice to you, we may exercise certain rights we have under the contract
                          regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and
                          limitations, and (ii) discontinue acceptance of
                          contributions. Further, we may at any time exercise our
                          rights to limit or terminate your contributions. For more
                          information, please see "How you can contribute to your
                          contract" in "Contract features and benefits" later in this
                          Prospectus.
-----------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      .   Partial withdrawals
                          .   Several withdrawal options on a periodic basis
                          .   Loans under Rollover TSA contracts (employer or plan
                              approval required)
                          .   Contract surrender
                          You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income
                          tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
-----------------------------------------------------------------------------------------
PAYOUT OPTIONS            .   Fixed annuity payout options
                          .   Variable Immediate Annuity payout options (described in
                              a separate prospectus for that option)
                          .   Income Manager(R) payout options (described in a
                              separate prospectus for that option)
-----------------------------------------------------------------------------------------
ADDITIONAL FEATURES/(1)/  .   Guaranteed minimum death benefit options
                          .   Guaranteed principal benefit options (including
                              Principal assurance)
                          .   Dollar cost averaging
                          .   Automatic investment program
                          .   Account value rebalancing (quarterly, semi-annually, and
                              annually)
                          .   Free transfers
                          .   Waiver of withdrawal charge for certain withdrawals,
                              disability, terminal illness, or confinement to a
                              nurs- ing home
                          .   Protection Plus/SM/, an optional death benefit available
                              under certain contracts (subject to state availability)
                          .   Spousal protection (not available under certain
                              contracts)
                          .   Successor owner/annuitant
                          .   Beneficiary continuation option
                          .   Guaranteed minimum income benefit no lapse guarantee
                              (available under contracts with applications that were
                              signed and submitted on or after January 1, 2005 subject
                              to state availability)
                          .   Guaranteed minimum death benefit/guaranteed minimum
                              income benefit roll-up benefit base reset (available
                              under contracts with applications that were signed and
                              submitted on or after October 1, 2005 subject to state
                              availability)
-----------------------------------------------------------------------------------------

(1)Not all features are available under all contracts. Please see Appendix IX later in this Prospectus for more information.

                                  ACCUMULATOR(R) AT A GLANCE -- KEY FEATURES 11

-----------------------------------------------------------------------------------
FEES AND CHARGES/(2)/  .   Daily charges on amounts invested in variable
                           investment options for mortality and expense risks,
                           admin- istrative charges and distribution charges at an
                           annual rate of 1.25%.
                       .   The charges for the Guaranteed minimum death benefits
                           range from 0.0% to 0.60%, annually, of the ap- plicable
                           benefit base. The benefit base is described under
                           "Guaranteed minimum death benefit and Guar- anteed
                           minimum income benefit base" in "Contract features and
                           benefits" later in this Prospectus.
                       .   An annual charge of 0.65% of the applicable benefit
                           base charge for the optional Guaranteed minimum income
                           benefit until you exercise the benefit, elect another
                           annuity payout or the contract date anniversary after
                           the annuitant reaches age 85, whichever occurs first.
                           The benefit base is described under "Guaranteed minimum
                           death benefit and Guaranteed minimum income benefit
                           base" in "Contract fea- tures and benefits" later in
                           this Prospectus.
                       .   An annual charge for the optional Guaranteed principal
                           benefit option 2 (if available) deducted on the first
                           ten contract date anniversaries equal to 0.50% of the
                           account value.
                       .   If your account value at the end of the contract year
                           is less than $50,000, we deduct an annual
                           admin- istrative charge equal to $30, or during the
                           first two contract years, 2% of your account value, if
                           less. If your account value on the contract date
                           anniversary is $50,000 or more, we will not deduct the
                           charge.
                       .   An annual charge of 0.35% of your account value for the
                           Protection Plus/SM/ optional death benefit.
                       .   An annual charge of 0.35% of your account value for the
                           5% GWB Annual withdrawal option (if avail able) or
                           0.50% of your account value for the 7% GWB Annual
                           withdrawal option (if available) for the Principal
                           Protector/SM/ benefit. If you "step up" your GWB
                           benefit base, we reserve the right to raise the charge
                           up to 0.60% and 0.80%, respectively. See "Principal
                           Protector/SM/ " in "Contract features and benefits' '
                           later in this Prospectus.
                       .   No sales charge is deducted at the time you make
                           contributions.
                       .   During the first seven contract years following a
                           contribution, a charge of up to 7% will be deducted
                           from amounts that you withdraw that exceed 10% of your
                           account value. We use your account value at the
                           beginning of each contract year to calculate the 10%
                           amount available. There is no withdrawal charge in the
                           eighth and later contract years following a
                           contribution. Certain other exemptions may apply.
                           Certain contracts may provide for a higher free
                           withdrawal amount. See Appendix IX later in this
                           Prospectus for the free withdrawal amount that applies
                           to your contract.

    ------------------------------------------------------------
    The "contract date" is the effective date of a contract.
    This usually is the business day we received the properly
    com-pleted and signed application, along with any other
    required documents, and your initial contribution. Your
    con-tract date appears in your contract. The 12-month
    period beginning on your contract date and each 12-month
    period after that date is a "contract year." The end of
    each 12-month period is your "contract date anniversary."
    For example, if your contract date is May 1, your contract date anniversary is April 30.
    ------------------------------------------------------------

                           .   We deduct a charge designed to approximate certain
                               taxes that may be imposed on us, such as pre- mium
                               taxes in your state. This charge is generally deducted
                               from the amount applied to an annuity pay- out option.
                           .   We currently deduct a $350 annuity administrative fee
                               from amounts applied to purchase the variable immediate
                               annuitization payout option. This option is described
                               in a separate prospectus that is available from your
                               financial professional.
                           .   Annual expenses of the Trusts' Portfolios are
                               calculated as a percentage of the average daily net
                               assets invested in each Portfolio. Please see "Fee
                               table" later in this Prospectus for details.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES/(3)/  NQ: 0-85
                           Rollover IRA, Roth Conversion IRA, Flexible Premium Roth
                           IRA and Rollover TSA: 20-85
                           Flexible Premium IRA: 20-70
                           Inherited IRA: 0-70
                           QP: 20-75
---------------------------------------------------------------------------------------

(2)The fees and charges shown in this section are the maximum charges a contract owner will pay. Please see your contract and/or Appendix IX later in this Prospectus for the fees and charges that apply to you. Also, some of the optional benefits may not be available under your contract.
(3)If you are an existing contract owner, you may have purchased your contract at an older issue age.

12  ACCUMULATOR(R) AT A GLANCE -- KEY FEATURES

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VIII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The Prospectus should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

                                  ACCUMULATOR(R) AT A GLANCE -- KEY FEATURES 13

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus. The fees and charges shown in this section are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX later in this Prospectus for the fees and charges that apply under your contract.

All features listed below may not have been available at the time you purchased your contract. See Appendix IX later in this Prospectus for more information.


The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options, request special services or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



----------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU
 REQUEST CERTAIN TRANSACTIONS
----------------------------------------------------------------
Maximum withdrawal charge as a percentage of
contributions with- drawn (Deducted if you surrender
your contract or make certain withdrawals or apply
your cash value to certain payout options.)/(1)/        7.00%
Charge if you elect a variable payout option upon
annuitization (which is described in a separate
prospectus for that option)                             $350
----------------------------------------------------------------


SPECIAL SERVICES CHARGES
..   Wire transfer charge                                  Current and Maximum Charge:  $90
..   Express mail charge                                   Current and Maximum Charge:  $35
..   Duplicate contract charge                             Current and Maximum Charge:  $35
-------------------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
-------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
-------------------------------------------------------------------------------------------
Maximum annual administrative charge/(2)/
   If your account value on a contract date               $30
   anniversary is less than $50,000/(3)/
   If your account value on a contract date               $0
   anniversary is $50,000 or more

--------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS
 AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and expense risks                              0.75%/(4)/

Administrative                                           0.30%

Distribution                                             0.20%
                                                         -----        -
Total Separate account annual expenses                   1.25%

----------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
----------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as
a percentage of the applicable benefit base. Deducted
annually/(2)/ on each contract date anniversary for
which the benefit is in effect.)
   Standard death benefit                                 No Charge
   Annual Ratchet to age 85                               0.30% of the Annual Ratchet to age 85 benefit base
                                                          (maximum); 0.25% (current)
   6% Roll-Up to age 85                                   0.45% of the 6% Roll-Up to age 85 benefit base
   Greater of 5% Roll-Up to age 85 or Annual Ratchet      0.50% of the greater of 5% Roll-Up to age 85 benefit
   to age 85                                              base of the Annual Ratchet to age 85 benefit base, as
                                                          applicable.
   Greater of 6% Roll-Up to age 85 or Annual Ratchet      0.60% of the greater of 6% Roll-Up to age 85 benefit
   to age 85                                              base or the Annual Ratchet to age 85 benefit base, as
                                                          applicable
----------------------------------------------------------------------------------------------------------------

14  FEE TABLE

---------------------------------------------------------------------------------
GUARANTEED PRINCIPAL BENEFIT CHARGE FOR OPTION 2        0.50%
(calculated as a percentage of the account value.
Deducted annually/(2) /on the first 10 contract date
anniversaries.)
---------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT (OR "LIVING           0.65%
BENEFIT") CHARGE (Calculated as a percentage of the
applicable benefit base. Deducted annually/(2) /on
each contract date anniversary for which the benefit
is in effect.)
---------------------------------------------------------------------------------
PROTECTION PLUS/SM/ BENEFIT CHARGE (Calculated as a     0.35%
percentage of the account value. Deducted annually/(2)
/on each contract date anniversary for which the
benefit is in effect.)
---------------------------------------------------------------------------------
PRINCIPAL PROTECTOR/SM/ BENEFIT CHARGE (Calculated as   0.35% for the 5% GWB
a percentage of the account value. Deducted             Annual withdrawal option
annually/(2) /on each contract date anniversary,
provided your GWB benefit base is greater than zero.)
                                                        0.50% for the 7% GWB
                                                        Annual withdrawal option
If you "step up" your GWB benefit base, we reserve the  0.60% for the 5% GWB
right to increase your charge up to:                    Annual withdrawal option
                                                        0.80% for the 7% GWB
                                                        Annual withdrawal option

Please see "Principal Protector/SM/ " in "Contract features and benefits" for more information about this feature, including its benefit base and the optional step up provision, and "Principal Protector/SM/ charge" in "Charges and expenses," both later in this Prospectus, for more information about when the charge applies.

-------------------------------------------------------------------
NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS ONLY  2.00%/(5)/
(Calculated and deducted daily as a percentage of the
outstanding loan amount.)
-------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


---------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from  Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other
expenses)/(6)/                                                                       0.62%  1.44%


Notes:

(1)Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

   The withdrawal charge percentage we use is determined by the contract year in which you make the withdrawal or surrender your contract. For each contribution, we consider the contract year in which we receive that contribution to be "contract year 1")

Contract Year
-------------
     1........ 7.00%
     2........ 7.00%
     3........ 6.00%
     4........ 6.00%
     5........ 5.00%
     6........ 3.00%
     7........ 1.00%
     8+....... 0.00%

(2)If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply for any optional benefit charges under your contract. See Appendix IX later in this Prospectus for more information. For Principal ProtectorSM only (if available), if the contract and benefit are continued under the Beneficiary continuation option with Principal Protector/SM/, the pro rata deduction for the Principal Protector/SM/ charge is waived.


(3)During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.


(4)These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges.

                                                                  FEE TABLE  15

(5)We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(6)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and the EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The example below shows the expenses that a hypothetical contract owner (who has elected the Guaranteed minimum income benefit with the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 and Protection Plus/SM/) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2011, which results in an estimated administrative charge of 0.013% of contract value.


The fixed maturity options, guaranteed interest option and the account for special dollar cost averaging are not covered by the example. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------------------------
                                                                               IF YOU ANNUITIZE AT THE END OF THE
                                                                               APPLICABLE TIME PERIOD, AND SELECT A
                                         IF YOU SURRENDER YOUR CONTRACT AT THE NON-LIFE CONTINGENT PERIOD CERTAIN
                                         END OF THE APPLICABLE TIME PERIOD     ANNUITY OPTION WITH LESS THAN FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios     $1,153   $1,988    $2,862    $4,988    N/A      $1,988    $2,862     $4,988
------------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios     $1,067   $1,734    $2,449    $4,216    N/A      $1,734    $2,449     $4,216
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------

                                          IF YOU DO NOT SURRENDER YOUR
                                           CONTRACT AT THE END OF THE
                                             APPLICABLE TIME PERIOD
------------------------------------------------------------------------
                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios      $453  $1,388  $2,362   $4,988
------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios      $367  $1,134  $1,949   $4,216
------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2011.


16  FEE TABLE

1. Contract features and benefits


--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

Except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

Additional contributions may not be permitted in your state. Please see Appendix VIII later in this Prospectus to see if additional contributions are permitted in your state.

The table in Appendix XI summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table and contributions are based on the age of the older of the original owner and annuitant.


Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions.

--------------------------------------------------------------------------------

We have exercised our right to discontinue acceptance of contributions to the contracts as described above. We reserve the right to further change our current limitations on your contributions and to discontinue acceptance of contributions to the contracts.

--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VIII later in this Prospectus.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------




OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

If the Spousal protection feature is available under your contract and is elected, the spouses must be joint owners, one of the spouses must be the annuitant, and both must be named as the only primary beneficiaries. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

Under QP contracts, the owner must be the qualified plan trust and the annuitant must be the plan participant/employee. See Appendix II later in this Prospectus for more information on QP contracts.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST. If you purchased the contract to fund a charitable remainder trust and elected either the Guaranteed minimum income benefit ("GMIB") or an enhanced death benefit, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB and/or the enhanced death benefit base. See the discussion of these benefits later in this section.

                                              CONTRACT FEATURES AND BENEFITS 17

HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year."
The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging.

VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions.

18  CONTRACT FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB (or "Living Benefit"), the guaranteed principal benefit or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

The investment strategies of the Portfolios are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. This approach, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


---------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 CLASS B SHARES                                                                     INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                 AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION Seeks long-term capital appreciation.                        AXA Equitable Funds Management
                                                                                          Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE          Seeks a high level of current income.                        AXA Equitable Funds Management
  ALLOCATION                                                                              Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS     Seeks current income and growth of capital, with a           AXA Equitable Funds Management
  ALLOCATION              greater emphasis on current income.                             Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION   Seeks long-term capital appreciation and current income.     AXA Equitable Funds Management
                                                                                          Group, LLC
---------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS         Seeks long-term capital appreciation and current income,     AXA Equitable Funds Management
  ALLOCATION              with a greater emphasis on capital appreciation.                Group, LLC
---------------------------------------------------------------------------------------------------------------------------

                                              CONTRACT FEATURES AND BENEFITS 19

---------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST
 CLASS B SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                  AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE   Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  EQUITY                  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     ClearBridge Advisors, LLC
                                                                                     GCIC US Ltd.
                                                                                     Legg Mason Capital Management, LLC
                                                                                     Marsico Capital Management, LLC
                                                                                     T. Rowe Price Associates, Inc.
                                                                                     Westfield Capital Management Company, L.P.
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND    Seeks a balance of high current income and capital appre-  BlackRock Financial Management, Inc.
                          ciation, consistent with a prudent level of risk.          Pacific Investment Management Company LLC
                                                                                     SSgA Funds Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  INTERNATIONAL EQUITY    emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     EARNEST Partners, LLC
                                                                                     J.P. Morgan Investment Management Inc.
                                                                                     Marsico Capital Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CORE EQUITY             emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Janus Capital Management, LLC
                                                                                     Thornburg Investment Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP    Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  VALUE                   emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     Institutional Capital LLC
                                                                                     MFS Investment Management
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  GROWTH                  emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                          in the Portfolio.                                             Group, LLC
                                                                                     BlackRock Investment Management, LLC
                                                                                     Franklin Advisers, Inc.
                                                                                     Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP      Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  VALUE                   emphasis on risk-adjusted returns and managing volatility     Group, LLC
                          in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                     Diamond Hill Capital Management, Inc.
                                                                                     Knightsbridge Asset Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER              Seeks high total return through a combination of current   Pacific Investment Management
  MULTI-SECTOR BOND       income and capital appreciation.                              Company LLC
                                                                                     Post Advisory Group, LLC
                                                                                     SSgA Funds Management, Inc.
---------------------------------------------------------------------------------------------------------------------------------


20  CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B
 SHARES PORTFOLIO NAME    OBJECTIVE
---------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP    Seeks to achieve long-term growth of capital with an
  GROWTH                  emphasis on risk-adjusted returns and managing volatility
                          in the Portfolio.



---------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP    Seeks to achieve long-term growth of capital with an
  VALUE                   emphasis on risk-adjusted returns and managing volatility
                          in the Portfolio.




---------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   Seeks long-term growth of capital.



---------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES
 PORTFOLIO NAME           OBJECTIVE
---------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN      Seeks to achieve long-term growth of capital.
  SMALL CAP GROWTH
---------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL     Seeks to achieve long-term total return with an emphasis
  CAP VALUE CORE          on risk-adjusted returns and managing volatility in the
                          Portfolio.

---------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE  Seeks to achieve capital appreciation and secondarily,
  EQUITY                  income.
---------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS        Seeks a combination of growth and income to achieve an
  EQUITY INCOME           above-average and consistent total return.
---------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY       Seeks to achieve long-term capital appreciation.
  RESPONSIBLE
---------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       Seeks to achieve long-term growth of capital.
  RESEARCH
---------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX     Seeks to achieve a total return before expenses that ap-
                          proximates the total return performance of the Russell
                          3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
---------------------------------------------------------------------------------------
EQ/CORE BOND INDEX        Seeks to achieve a total return before expenses that ap-
                          proximates the total return performance of the Barclays
                          Intermediate U.S. Government/Credit Index, including re-
                          investment of dividends, at a risk level consistent with
                          that of the Barclays Intermediate U.S. Government/Credit
                          Index.
---------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE Seeks to achieve long-term growth of capital.
---------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX       Seeks to achieve a total return before expenses that ap-
                          proximates the total return performance of the S&P 500
                          Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
---------------------------------------------------------------------------------------


---------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B            INVESTMENT MANAGER (OR SUB-ADVISER(S),
 SHARES PORTFOLIO NAME    AS APPLICABLE)
---------------------------------------------------------------------
MULTIMANAGER SMALL CAP    AXA Equitable Funds Management
  GROWTH                     Group, LLC
                          BlackRock Investment Management, LLC
                          Lord, Abbett & Co. LLC
                          Morgan Stanley Investment Management Inc.
                          NorthPointe Capital, LLC
---------------------------------------------------------------------
MULTIMANAGER SMALL CAP    AXA Equitable Funds Management
  VALUE                      Group, LLC
                          BlackRock Investment Management, LLC
                          Franklin Advisory Services, LLC
                          Horizon Asset Management, LLC
                          Pacific Global Investment Management
                             Company
---------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY   AXA Equitable Funds Management Group, LLC
                          RCM Capital Management, LLC
                          SSgA Funds Management, Inc.
                          Wellington Management Company, LLP
---------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES          INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           AS APPLICABLE)
---------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN      AllianceBernstein L.P.
  SMALL CAP GROWTH
---------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL     AXA Equitable Funds Management
  CAP VALUE CORE             Group, LLC
                          BlackRock Investment Management, LLC
                          Franklin Advisory Services, LLC
---------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE  BlackRock Investment Management, LLC
  EQUITY
---------------------------------------------------------------------
EQ/BOSTON ADVISORS        Boston Advisors, LLC
  EQUITY INCOME
---------------------------------------------------------------------
EQ/CALVERT SOCIALLY       Calvert Investment Management, Inc.
  RESPONSIBLE
---------------------------------------------------------------------
EQ/CAPITAL GUARDIAN       Capital Guardian Trust Company
  RESEARCH
---------------------------------------------------------------------
EQ/COMMON STOCK INDEX     AllianceBernstein L.P.



---------------------------------------------------------------------
EQ/CORE BOND INDEX        AXA Equitable Funds Management
                             Group, LLC
                          SSgA Funds Management, Inc.



---------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE Davis Selected Advisers, L.P.
---------------------------------------------------------------------
EQ/EQUITY 500 INDEX       AllianceBernstein L.P.



---------------------------------------------------------------------


                                              CONTRACT FEATURES AND BENEFITS 21

--------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                     AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS     Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
                          emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Capital Management, Inc.
                                                                                        BlackRock Investment Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED Seeks to maximize income while maintaining prospects          AXA Equitable Funds Management
                          for capital appreciation with an emphasis on risk-adjusted       Group, LLC
                          returns and managing volatility in the Portfolio.             BlackRock Investment Management, LLC
                                                                                        Franklin Advisers, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON     Primarily seeks capital appreciation and secondarily seeks    AXA Equitable Funds Management
  ALLOCATION              income.                                                          Group, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND      Seeks to achieve capital appreciation.                        GAMCO Asset Management, Inc.
  ACQUISITIONS
--------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY    Seeks to maximize capital appreciation.                       GAMCO Asset Management, Inc.
  VALUE
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS       Seeks to achieve capital growth and current income.           AXA Equitable Funds Management
                                                                                           Group, LLC
                                                                                        BlackRock Investment Management, LLC
                                                                                        First International Advisors, LLC
                                                                                        Wells Capital Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR    Seeks to achieve long-term capital appreciation with an       AXA Equitable Funds Management
  EQUITY                  emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Morgan Stanley Investment
                                                                                           Management Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE           Seeks to achieve a total return before expenses that ap-      AXA Equitable Funds Management
  GOVERNMENT BOND/(1)/    proximates the total return performance of the Barclays          Group, LLC
                          Intermediate U.S. Government Bond Index, including re-        SSgA Funds Management, Inc.
                          investment of dividends, at a risk level consistent with
                          that of the Barclays Intermediate U.S. Government Bond
                          Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE     Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
  PLUS                    emphasis on risk-adjusted returns and managing volatility        Group, LLC
                          in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                        Hirayama Investments, LLC
                                                                                        WHV Investment Management
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL EQUITY   Seeks to achieve a total return (before expenses) that        AllianceBernstein L.P.
  INDEX                   approximates the total return performance of a compos-
                          ite index comprised of 40% Dow Jones EURO STOXX 50
                          Index, 25% FTSE 100 Index, 25% TOPIX Index and 10%
                          S&P/ASX 200 Index, including reinvestment of dividends,
                          at a risk level consistent with that of the composite index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL VALUE    Seeks to provide current income and long-term growth of       AXA Equitable Funds Management
  PLUS                    income, accompanied by growth of capital with an                 Group, LLC
                          emphasis on risk-adjusted returns and managing volatility     BlackRock Investment Management, LLC
                          in the Portfolio.                                             Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE         Seeks to achieve long-term capital appreciation.              J.P. Morgan Investment Management Inc.
  OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------------------------


22  CONTRACT FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                    AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS    Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
                          emphasis on risk-adjusted returns and managing volatility       Group, LLC
                          in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                       Institutional Capital LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX Seeks to achieve a total return before expenses that         AllianceBernstein L.P.
                          approximates the total return performance of the Russell
                          1000 Growth Index, including reinvestment of dividends
                          at a risk level consistent with that of the Russell 1000
                          Growth Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS  Seeks to provide long-term capital growth with an            AXA Equitable Funds Management Group,
                          emphasis on risk-adjusted returns and managing volatility       LLC
                          in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                       Marsico Capital Management, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX  Seeks to achieve a total return before expenses that         SSgA Funds Management, Inc.
                          approximates the total return performance of the Russell
                          1000 Value Index, including reinvestment of dividends, at
                          a risk level consistent with that of the Russell 1000 Value
                          Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS   Seeks to achieve long-term growth of capital with an         AllianceBernstein L.P.
                          emphasis on risk-adjusted returns and managing volatility    AXA Equitable Funds Management
                          in the Portfolio.                                               Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP  Seeks to achieve capital appreciation and growth of          Lord, Abbett & Co. LLC
  CORE                    income with reasonable risk.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL      Seeks to achieve capital appreciation.                       Massachusetts Financial Services Company
  GROWTH                                                                                  which operates under the name of MFS
                                                                                          Investment Management
---------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX          Seeks to achieve a total return before expenses that         SSgA Funds Management, Inc.
                          approximates the total return performance of the S&P
                          Mid Cap 400 Index, including reinvestment of dividends,
                          at a risk level consistent with that of the S&P Mid Cap
                          400 Index.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS     Seeks to achieve long-term capital appreciation with an      AXA Equitable Funds Management
                          emphasis on risk adjusted returns and managing volatility       Group, LLC
                          in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                       Wellington Management Company, LLP
---------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET           Seeks to obtain a high level of current income, preserve     The Dreyfus Corporation
                          its assets and maintain liquidity.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL      Seeks to achieve capital appreciation.                       Montag & Caldwell, LLC
  GROWTH
---------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID     Seeks to achieve capital growth.                             Morgan Stanley Investment
  CAP GROWTH                                                                              Management Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP       Seeks to achieve capital appreciation, which may             AXA Equitable Funds Management
  EQUITY                  occasionally be short-term, with an emphasis on risk            Group, LLC
                          adjusted returns and managing volatility in the Portfolio.   BlackRock Investment Management, LLC
                                                                                       Franklin Mutual Advisers, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL     Seeks to achieve capital appreciation.                       OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND Seeks to generate a return in excess of traditional money    Pacific Investment Management
                          market products while maintaining an emphasis on                Company, LLC
                          preservation of capital and liquidity.
---------------------------------------------------------------------------------------------------------------------------------


                                              CONTRACT FEATURES AND BENEFITS 23

------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 CLASS IB SHARES                                                                      INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME           OBJECTIVE                                                   AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS      Seeks to achieve high current income consistent with        AllianceBernstein L.P.
                          moderate risk to capital.                                   AXA Equitable Funds Management
                                                                                         Group, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX    Seeks to replicate as closely as possible (before the       AllianceBernstein L.P.
                          deduction of Portfolio expenses) the total return of the
                          Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH   Seeks to achieve long-term capital appreciation and         T. Rowe Price Associates, Inc.
  STOCK                   secondarily, income.
------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL       Seeks to achieve long-term capital growth with an           AXA Equitable Funds Management
  EQUITY                  emphasis on risk adjusted returns and managing volatility      Group, LLC
                          in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                      Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME  Seeks to achieve total return through capital appreciation  UBS Global Asset Management (Americas)
                          with income as a secondary consideration.                      Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK    Seeks to achieve capital growth and income.                 Invesco Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO OMEGA      Seeks to achieve long-term capital growth.                  Wells Capital Management, Inc.
  GROWTH
------------------------------------------------------------------------------------------------------------------------------



(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

24  CONTRACT FEATURES AND BENEFITS

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)the minimum interest rate guaranteed over the life of the contract,

(2)the yearly guaranteed interest rate for the calendar year, and

(3)the current interest rate.

We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges and any optional benefit charges. See Appendix VIII later in this Prospectus for state variations.


Depending on the state where your contract was issued, your lifetime minimum rate ranges from 1.50% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2012 is 1.50%, 2.25%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.

FIXED MATURITY OPTIONS

We may offer fixed maturity options with maturity dates ranging from one to ten years. Also, we reserve the right to discontinue offering fixed maturity options at any time. We will not accept allocations to a fixed maturity option if, on the date the contribution or transfer is to be applied, the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VIII later in this Prospectus to see if fixed maturity options are available in your state.
--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

Under the Special 10 year fixed maturity option (which is available only under contracts that offer GPB Option 2), additional contributions will have the same maturity date as your initial contribution (see "The guaranteed principal benefits" below). The rate to maturity you will receive for each additional contribution is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We may offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you applied for an Accumulator(R) contract, a 60-day rate lock-in was applied from the date the application was signed. Any contributions received and designated for a fixed maturity option during that period received the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever had been greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed in "Allocating your contributions," below would apply:

(a)transfer the maturity value into another available fixed maturity option, one or more of the variable investment options or the guaranteed interest option; or

(b)withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 15, 2012, the next available maturity date was February 15, 2022. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any

                                              CONTRACT FEATURES AND BENEFITS 25
fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for withdrawal charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a)the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amounts of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.

We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you selected was shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, the guaranteed principal benefits (at contract issue only) or dollar cost averaging. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-See Appendix VIII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.

THE GUARANTEED PRINCIPAL BENEFITS (INCLUDING PRINCIPAL ASSURANCE)

We offered a guaranteed principal benefit ("GPB") with two options. See Appendix VIII later in this Prospectus for more information on state availability and Appendix IX for contract variation and/or availability of these benefits. You could only elect one of the GPBs. Neither GPB was available under Inherited IRA contracts. We did not offer either GPB when the rate to maturity for the applicable fixed maturity option was 3%. Both GPB options allow you to allocate a portion of your total contributions to the variable investment options, while ensuring that your account value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. GPB Option 2 generally provides you with the ability to allocate more of your contributions to the variable investment options than could be allocated using GPB Option 1 (also known as Principal assurance). If you elected either GPB, you could not elect the Guaranteed minimum income benefit, Principal Protector/SM/, the systematic withdrawals option or the substantially equal withdrawals option. However, certain contract owners who elected GPB are not subject to these restrictions. See Appendix IX for information on what applies under your contract.

You could elect GPB Option 1 only if the annuitant was age 80 or younger when the contract was issued (after age 75, only the 7-year fixed maturity option was available). You could elect GPB Option 2 only if the annuitant was age 75 or younger when the contract

26  CONTRACT FEATURES AND BENEFITS
was issued. GPB Option 2 is not available for purchase with any Flexible Premium IRA contract whether traditional or Roth. If you purchased an IRA, QP or Rollover TSA contract, before you either purchased GPB Option 2 or elected GPB Option 1 with a maturity year that would extend beyond the year in which you will reach age 70 1/2 , you should have considered whether your value in the variable investment options, guaranteed interest option and permissible funds outside the contract were sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus. If you elected GPB Option 2 and change ownership of the contract, GPB Option 2 will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

GUARANTEED PRINCIPAL BENEFIT OPTION 1 (UNDER CERTAIN CONTRACTS, THIS FEATURE IS CALLED "PRINCIPAL ASSURANCE"). GPB Option 1 was available at contract issue only. Under GPB Option 1, you selected a fixed maturity option at the time you signed your application. We specified a portion of your initial contribution and allocated it to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The percentage of your contribution allocated to the fixed maturity option was calculated based upon the rate to maturity then in effect for the fixed maturity option you chose. Your contract contains information on the amount of your contribution allocated to the fixed maturity option. The maturity date you selected generally could not be later than 10 years, or earlier than 7 years from your contract date. If you were to make any withdrawals or transfers from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under GPB Option 1. You allocated the remainder of your initial contribution to the investment options and guaranteed interest option however you chose (unless you elected a dollar cost averaging program, in which case the remainder of your initial contribution was allocated to the dollar cost averaging program). Upon the maturity date of the fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." There is no charge for GPB Option 1.

GUARANTEED PRINCIPAL BENEFIT OPTION 2. GPB Option 2 was only available at contract issue. IF YOU PURCHASED GPB OPTION 2, YOU MAY NOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR CONTRACT AFTER SIX MONTHS FROM THE CONTRACT ISSUE DATE OR AT ANY EARLIER TIME IF AT SUCH TIME THE THEN APPLICABLE RATE TO MATURITY ON THE SPECIAL 10 YEAR FIXED MATURITY OPTION IS 3%. Therefore, any discussion in this Prospectus that involves any additional contributions after the first six months will be inapplicable. This feature was not available under all contracts.

We have specified the portion of your initial contribution, and any additional permitted contributions, to be allocated to a Special 10 year fixed maturity option. Your contract contains information on the percentage of applicable contributions allocated to the Special 10 year fixed maturity option. You may allocate the rest of your contributions among the investment options (other than the Special 10 year fixed maturity option) however you choose, as permitted under your contract (unless you elect a dollar cost averaging program, in which case all contributions, other than amounts allocated to the Special 10 year fixed maturity option, must be allocated to the dollar cost averaging program). The Special 10 year fixed maturity option will earn interest at the specified rate to maturity then in effect.

If on the 10th contract date anniversary, your annuity account value is less than the amount that is guaranteed under GPB Option 2, we will increase your annuity account value to be equal to the guaranteed amount under GPB Option 2. Any such additional amounts added to your annuity account value will be allocated to the EQ/Money Market investment option. After the maturity date of the Special 10 year fixed maturity option, the guarantee under GPB Option 2 will terminate. Upon the maturity date of the Special 10 year fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." The guaranteed amount under GPB Option 2 is equal to your initial contribution adjusted for any additional permitted contributions, transfers out of the Special 10 year fixed maturity option and withdrawals from the contract (see "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus). Any transfers or withdrawals from the Special 10 year fixed maturity option will also be subject to a market value adjustment (see "Market value adjustment" under "Fixed maturity options" above in this section).

If you purchased the Guaranteed principal benefit option 2, you can not voluntarily terminate this benefit. GPB Option 2 will terminate if the contract terminates before the maturity date of the Special 10 year fixed maturity option. If the owner and the annuitant are different people and the owner dies before the maturity date of the Special 10 year fixed maturity option, we will continue GPB Option 2 only if the contract can continue through the maturity date of the Special 10 year fixed maturity option. If the contract cannot so continue, we will terminate GPB Option 2. GPB Option 2 will continue where there is a successor owner/annuitant. GPB Option 2 will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a fee associated with GPB Option 2 (see "Charges and expenses" later in this Prospectus). You should note that the purchase of GPB Option 2 would not have been appropriate if you wanted to make additional contributions to your contract beyond the first six months after your contract was issued. If you later decide that you would like to make additional contributions to the Accumulator(R) contract, we may permit you to purchase another contract. If we do, however, you should note that we do not reduce or waive any of the charges on the new contract, nor do we guarantee that the features available under the contract will be available under the new contract. This means that you might end up paying more with respect to certain charges than if you had simply purchased a single contract (for example, the administrative charge).

The purchase of GPB Option 2 also would not have been appropriate if you planned on terminating your contract before the maturity date of the Special 10 year fixed maturity option. In addition, because we prohibit contributions to your contract after the first six months, certain contract benefits that are dependent upon contributions or account value will be limited (for example, the guaranteed death

                                              CONTRACT FEATURES AND BENEFITS 27
benefits and Protection Plus/SM/). You should also note that if you intended to allocate a large percentage of your contributions to the guaranteed interest option or other fixed maturity options, the purchase of GPB Option 2 would not have been appropriate because of the guarantees already provided by these options. An example of the effect of GPB Option 1 and GPB Option 2 on your annuity contract is included in Appendix VI later in this Prospectus.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging." If you elect Principal Protector/SM/, you may not participate in the special dollar cost averaging program.

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program was selected at the time you applied to purchase the Accumulator(R) contract, a 60 day rate lock was applied from the date of application. Any contribution(s) received during that 60 day period were credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

28  CONTRACT FEATURES AND BENEFITS

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging, this option does not offer enhanced rates. Also, the option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. On the last day of each month, we check to see whether you have at least $7,500 in the guaranteed interest option. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                              -------------------

You may not currently participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program you may participate in any of the dollar cost averaging programs except general dollar cost averaging. If you elect a GPB and a dollar cost averaging program, 100% of your contributions not allocated to the fixed maturity option under the GPB must be allocated to the dollar cost averaging program you elect. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" immediately below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in every state. See Appendix VIII later in this Prospectus for more information on state availability.

GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit (known as the "Living Benefit" under certain existing contracts) and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

6% (OR 5%) ROLL-UP TO AGE 85 (USED FOR THE 6% ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% (OR 5%) ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

..   your initial contribution and any additional contributions to the contract;
    plus

..   daily roll-up; less

..   a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

The effective annual roll-up rate credited to the benefit base is:


..   6% (or 5%) with respect to the variable investment options (other than
    EQ/Intermediate Government Bond and EQ/Money Market), and the account for special dollar cost averaging; the effective annual rate is 4% in Washington. Please see Appendix VIII later in this Prospectus to see what roll-up rate applies in your state or Appendix IX for what applies to your contract; and

..   3% with respect to the EQ/Intermediate Government Bond, EQ/Money Market,
    the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).


The benefit base stops rolling up after the contract date anniversary following the annuitant's 85th birthday.

                                              CONTRACT FEATURES AND BENEFITS 29

Please see "Our administrative procedures for calculating your Roll-up benefit base following a transfer" later in the Prospectus for more information about how we calculate your Roll-up benefit base when you transfer account values between investment options with a higher roll-up rate (4-6%) and investment options with a lower roll-up rate (3%).

ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

..   your initial contribution to the contract (plus any additional contributions),

                                      or

..   your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).

If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. At any time after a withdrawal, your benefit base is equal to the greater of either:

..   your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                      or

..   your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

GREATER OF 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% (or 5%) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or later contract date anniversary. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base, your Roll-Up benefit will not be eligible for another reset for five years. If after your death your spouse continues the contract as Successor owner/annuitant, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is annuitant age 75.

It is important to note that once you have reset your Roll-Up benefit base a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

For information about whether the Guaranteed death benefit/ Guaranteed minimum income benefit roll-up benefit base reset is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum death benefit/ guaranteed minimum income benefit roll-up benefit base reset is also subject to state approval. Please see Appendix VIII for more information about availability in your state.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.

30  CONTRACT FEATURES AND BENEFITS

GUARANTEED MINIMUM INCOME BENEFIT OPTION /(1)/

(Depending on when you purchased your contract, this benefit may be called the "Living Benefit." See Appendix IX later in this Prospectus for more information.)

The Guaranteed minimum income benefit was available at issue if the annuitant was age 20 through 75 at the time the contract was issued. If you elected the Guaranteed minimum income benefit at purchase, you pay an additional charge that is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If you purchased the contract as an Inherited IRA or if you elected a GPB option or Principal Protector/SM/, the Guaranteed minimum income benefit is not available. Depending on when you purchased your contract, the Guaranteed minimum income benefit may have been available with Principal assurance. See Appendix IX later in this Prospectus for more information.

If you purchased the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. If the owner and annuitant are different in an NQ contract, there may be circumstances where the benefit may not be exercisable after an owner's death.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed pay-out option or a life with a period certain payout option. Depending on when you purchased your contract, your options may be different. See Appendix IX later in this Prospectus for more information. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age, as follows:

--------------------------------------
    LEVEL PAYMENTS
--------------------------------------
                 PERIOD CERTAIN YEARS
 ANNUITANT'S
AGE AT EXERCISE  IRAS        NQ
--------------------------------------
75 and younger    10         10

      76          9          10

      77          8          10

      78          7          10

      79          7          10

      80          7          10

      81          7          9

--------------------------------------
    LEVEL PAYMENTS
--------------------------------------
                 PERIOD CERTAIN YEARS
 ANNUITANT'S
AGE AT EXERCISE  IRAS        NQ
--------------------------------------

      82          7          8

      83          7          7

      84          6          6
      85          5          5
--------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

The Guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

-------------
(1)Depending on when you purchased your contract, this benefit may be called the "Living Benefit." Accordingly, if applicable, all references to the Guaranteed minimum income benefit in this Prospectus and any related registration statement documents are references to the Living Benefit.

                                              CONTRACT FEATURES AND BENEFITS 31

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". Subject to availability, in general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year), the Guaranteed minimum income benefit will be exercised automatically, based on the annuitant's current age and benefit base, as follows:

..   You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

..   You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

..   If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

..   If your aggregate withdrawals during any contract year exceed 6% of the
    Roll-Up benefit base (as of the beginning of the contract year);

..   On the contract date anniversary following the annuitant's 85th birthday.

For information about whether the Guaranteed minimum income benefit no lapse guarantee is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum income benefit no lapse guarantee is dependent on when, and in what state, you purchased your contract. Please see Appendices VIII and IX, later in this Prospectus.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option, the fixed maturity options (including the Special 10 year fixed maturity option, if available) or the loan reserve account under Rollover TSA contracts.


                            GUARANTEED MINIMUM
    CONTRACT DATE        INCOME BENEFIT -- ANNUAL
ANNIVERSARY AT EXERCISE  INCOME PAYABLE FOR LIFE
-------------------------------------------------
          10                     $11,891
          15                     $18,597
-------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. You will be eligible to exercise the Guaranteed minimum income benefit during your life and the annuitant's life, as follows:

..   If the annuitant was at least age 20 and not older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

..   If the annuitant was at least age 45 and not older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

..   If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i)the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;

(ii)if the annuitant was age 75 when the contract was issued or the Roll-Up benefit base was reset, if applicable, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's attainment of age 85.

(iii)for Accumulator(R) QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee (if available), a rollover into an IRA will not be effected and payments will be made directly to the trustee;

32  CONTRACT FEATURES AND BENEFITS

(iv)for Accumulator(R) Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v)if you reset the Roll-Up benefit base (if available and as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi)a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the successor owner/annuitant must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The successor owner/annuitant's age on the date of the annuitant's death replaces the annuitant's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules. If Spousal Protection is available under your contract and is elected, and the spouse who is the annuitant dies, the above rules apply if the contract is continued by the surviving spouse as the successor owner/annuitant; and

(vii)if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

..   A successor owner who is not the annuitant may not be able to exercise the
    Guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract date anniversary on which you could exercise the benefit.

..   If the successor owner is the annuitant, the Guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract date anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the Guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

..   If you designate your surviving spouse as successor owner, the Guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above, even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

..   A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a standard death benefit. If you did not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges), and any taxes that apply. The standard death benefit was the only death benefit available for annuitants who were ages 76 through 85 at issue. The applicable issue ages may be different for certain contract owners, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. Once your contract has been issued, you may not change or voluntarily terminate your death benefit.

If you elected one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death, adjusted for subsequent withdrawals (and associated withdrawal charges) and taxes that apply, whichever provides the higher amount. If you elected the Spousal protection option, if available, the Guaranteed minimum death benefit is based on the age of the older spouse, who may or may not be the annuitant, for the life of the contract. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit.

Optional enhanced death benefits applicable for annuitants ages 0 through 75 at issue of NQ contracts; 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; 0 through 70 at issue for Inherited IRA contracts; and 20 through 75 at issue of QP contracts. Depending on when you purchased your contract, your available issue ages may have been older at the time you purchased your contract.

Subject to state and contract availability (please see Appendix VIII for state availability of these benefits and Appendix IX for contract

                                              CONTRACT FEATURES AND BENEFITS 33
variations later in this Prospectus), the following enhanced death benefits were available:


..   ANNUAL RATCHET TO AGE 85

..   6% ROLL-UP TO AGE 85

..   THE GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

..   THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85


Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you elected Principal Protector/SM/, only the standard death benefit and the Annual Ratchet to Age 85 enhanced death benefit were available.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.

PROTECTION PLUS/SM/

The following section provides information about the Protection Plus/SM/ option, which was only available at the time you purchased your contract. If Protection Plus/SM/ was not elected when your contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently. Protection Plus/SM/ is an additional death benefit as described below. See "Tax information" later in this Prospectus for the potential tax consequences of having purchased the Protection Plus/SM/ feature in an NQ, IRA or Rollover TSA contract. If you purchased the Protection Plus/SM/ feature, you may not voluntarily terminate this feature. If you elected Principal Protector/SM/, the Protection Plus/SM/ feature is not available.

If the annuitant was 70 or younger when we issued your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant and Protection Plus/SM/ had been elected at issue), the death benefit will be:

the greater of:

..   the account value or

..   any applicable death benefit

Increased by:

..   such death benefit less total net contributions, multiplied by 40%.

For purposes of calculating your Protection Plus/SM/ benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection Plus/SM/ earnings. "Net contributions" are reduced by the amount of that excess. Protection Plus/SM/ earnings are equal to (a) minus (b) where
(a) is the greater of the account value and the death benefit immediately prior to the withdrawal and (b) is the net contributions as adjusted by any prior withdrawals; and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death. If you are an existing contract owner, your net contributions may be reduced on a pro rata basis to reflect withdrawals (including withdrawal charges and any TSA loans). For information about what applies to your contract, see Appendix IX later in this Prospectus.

If the annuitant was age 71 through 75 (this age may be higher for certain contract owners, depending on when you purchased your contract) when we issued your contract (or if the successor owner/annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant under a contract where Protection Plus/SM/ had been elected at issue), the death benefit will be:

the greater of:

..   the account value or

..   any applicable death benefit

Increased by:

..   such death benefit (as described above) less total net contributions, multiplied by 25%

The value of the Protection Plus/SM/ death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Protection Plus/SM/ death benefit is calculated, please see Appendix VII.

If you elected Spousal protection, the Protection Plus/SM/ benefit is based on the age of the older spouse, who may or may not be the annuitant. Upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection Plus/SM/ benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection Plus/SM/ benefit is either added to the death benefit payment or to the account value if Successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

34  CONTRACT FEATURES AND BENEFITS

Ask your financial professional or see Appendix VIII later in this Prospectus to see if this feature was available in your state.

PRINCIPAL PROTECTOR/SM/

The following section provides information about the Principal Protector/SM/ option, which was only available at the time you purchased your contract. If Principal Protector/SM/ was not elected when your contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently.

As described below, Principal Protector/SM/ provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your GWB Annual withdrawal amount. Principal Protector/SM/ is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods. See "Withdrawing your account value" in "Accessing your money" later in this Prospectus. All withdrawals reduce your account value and the guaranteed minimum death benefit.

Principal Protector/SM/ could be elected at contract issue, for an additional charge, if the annuitant was age 0 through 85 for NQ contracts or age 20 through 75 for all IRA contracts. Please see "Principal Protector/SM/ charge" in "Charges and expenses" later in this Prospectus for a description of the charge and when it applies. If you elected this benefit, you cannot terminate it.

Depending on when you purchased your contract, this feature may not have been available. See Appendix IX later in this Prospectus for more information.

If you die, and your beneficiary elects the Beneficiary continuation option, if available, your beneficiary may continue Principal Protector/SM/ provided that the beneficiary was 75 or younger on the original contract date. If the beneficiary was older, Principal Protector/SM/ will terminate without value even if the GWB benefit base is greater than zero. In the case of multiple beneficiaries, any beneficiary older than 75 may not continue Principal Protector/SM/ and that beneficiary's portion of the GWB benefit base will terminate without value, even if it was greater than zero. The ability to continue Principal Protector/SM/ under the Beneficiary continuation option is subject to state availability. If it was approved in your state, it was added to your contract if you had already elected GWB. See "Beneficiary continuation option" under "Payment of death benefit" later in the Prospectus for more information on continuing Principal Protector/SM/ under the Beneficiary continuation option.

If you purchased the contract as a TSA, QP or Inherited IRA, Principal Protector/SM/ was not available. This benefit was also not available if you elected the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 and Annual Ratchet to Age 85 enhanced death benefit, Protection Plus/SM/, GPB Option 1 or GPB Option 2 or the special dollar cost averaging program. This benefit may not have been available under your contract. For more information, please see Appendix IX later in this Prospectus.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the Principal Protector/SM/ makes provision for you to take lifetime required minimum distributions ("RMDs") without losing the value of the Principal Protector/SM/ guarantee, provided you comply with the conditions under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you. Please consult your tax adviser.

YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

..   Your GWB benefit base increases by any additional contributions.

..   Your GWB benefit base decreases by the dollar amount of withdrawals.

..   Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your GWB Annual withdrawal amount.

..   Your GWB benefit base may also be increased under the Optional step up provision.

..   Your GWB benefit base may also be increased under the one time step up applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under Principal Protector/SM./

YOUR GWB ANNUAL WITHDRAWAL AMOUNT

Your GWB Annual withdrawal amount is equal to either 5% or 7% ("Applicable percentage"), as applicable, of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below. When you purchased your contract, you chose between two available GWB Annual withdrawal options:

..   7% GWB ANNUAL WITHDRAWAL OPTION

..   5% GWB ANNUAL WITHDRAWAL OPTION

The GWB Annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Automatic reset, additional contributions or a "step up" of the GWB benefit base; each of these transactions are discussed below in detail. Once you elect a GWB Annual withdrawal option, it cannot be changed.

Your GWB Annual withdrawal amounts are not cumulative. If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the GWB Annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

EFFECT OF GWB EXCESS WITHDRAWALS

A GWB Excess withdrawal is caused when you withdraw more than your GWB Annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your GWB Annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are GWB Excess withdrawals.

                                              CONTRACT FEATURES AND BENEFITS 35

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your GWB Annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the GWB Annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the GWB Annual withdrawal amount are then further adjusted, as follows:

..   If the account value after the deduction of the withdrawal is less than the
    GWB benefit base, then the GWB benefit base is reset equal to the account value.

..   If the account value after the deduction of the withdrawal is greater than or equal to the GWB benefit base, then the GWB benefit base is not adjusted further.

..   The GWB Annual withdrawal amount equals the lesser of: (i) the Applicable percentage of the adjusted GWB benefit base and (ii) the GWB Annual withdrawal amount prior to the GWB Excess withdrawal.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of Principal Protector/SM/. If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your GWB Annual withdrawal amount, can significantly reduce your GWB benefit base and the GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your GWB Annual withdrawal amount is reduced to $5,040 (7% of $72,000), instead of the original $7,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual withdrawal amount, assuming the Guaranteed annual withdrawal amount is greater than the 10% free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Using the example above, if the $8,000 withdrawal is a withdrawal of contributions subject to the withdrawal charge, the withdrawal charge would apply to the $3,000 (the amount of the withdrawal charge above the Guaranteed annual withdrawal amount of $5,000). See "Certain withdrawals" in "Charges and expenses" later in this Prospectus.

You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in your GWB benefit base. See "Insufficient account value" in "Determining your contract value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA and participate in our Automatic RMD service, and you do not take any other withdrawals, an automatic withdrawal under that program will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the GWB Annual withdrawal amounts.

EFFECT OF AUTOMATIC RESET

If you take no withdrawals in the first five contract years, the Applicable percentage to determine your GWB Annual withdrawal amount will be automatically reset at no additional charge. The Applicable percentage under the 7% GWB Annual withdrawal option will be increased to 10%, and the Applicable percentage under the 5% GWB Annual withdrawal option will be increased to 7%. The Applicable percentage is automatically reset on your fifth contract date anniversary, and your GWB Annual withdrawal amount will be recalculated.

If you die before the fifth contract date anniversary, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, if available, the Automatic reset will apply on the fifth contract date anniversary if you have not taken any withdrawals and: (1) your beneficiary chooses scheduled payments and payments have not yet started; or, (2) if your beneficiary chooses the "5-year rule" option and has not taken withdrawals. See "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus.

EFFECT OF ADDITIONAL CONTRIBUTIONS

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your GWB Annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution and your GWB Annual withdrawal amount will be equal to the greater of (i) the Applicable percentage of the new GWB benefit base, or (ii) the GWB Annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, no additional contributions will be permitted.

THE OPTIONAL STEP UP PROVISION

Except as stated below, any time after the fifth contract date anniversary, you may request a step up in the GWB benefit base to equal your account value. If your GWB benefit base is higher than the account value as of the date we receive your step up request, no step up will be made. If a step up is made, we may increase the charge for the benefit. For a description of the charge increase, see "Principal Protector/SM/ charge" in "Charges and expenses" later in this Prospectus. Once you elect to step up the GWB benefit base, you may not do so again for five complete contract years from the next contract date anniversary. Under both the Spousal protection and the successor owner annuitant features, upon the first death, the surviving spouse must wait five complete contract years from the last step up or from contract issue, whichever is later, to be eligible for a step up.

As of the date of your GWB benefit base step up, your GWB Annual withdrawal amount will be equal to the greater of (i) your GWB

36  CONTRACT FEATURES AND BENEFITS

Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to your stepped up GWB benefit base.

It is important to note that a step up in your GWB benefit base may not increase your GWB Annual withdrawal amount. In that situation, the effect of the step up is only to increase your GWB benefit base and support future withdrawals. We will process your step up request even if it does not increase your GWB Annual withdrawal amount, and we will increase the Principal Protector/SM/ charge, if applicable. In addition, you will not be eligible to request another step up for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume you take withdrawals of $7,000 in each of the first five contract years, reducing the GWB benefit base to $65,000. After five contract years, further assume that your account value is $92,000, and you elect to step up the GWB benefit base from $65,000 to $92,000. The GWB Annual withdrawal amount is recalculated to equal the greater of 7% of the new GWB benefit base, which is $6,440 (7% of $92,000), or the current GWB Annual withdrawal amount, $7,000. Therefore, following the step up, even though your GWB benefit base has increased, your GWB Annual withdrawal amount does not increase and remains $7,000.

The Optional step up provision is not available once your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option. However, if you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, the GWB benefit base will be stepped up to equal the account value, if higher, as of the transaction date that we receive the Beneficiary continuation option election. As of the date of the GWB benefit base step up, your beneficiary's GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and
(ii) your GWB Applicable percentage applied to the stepped up GWB benefit base. This is a one-time step up at no additional charge.

OTHER IMPORTANT CONSIDERATIONS

..   Principal Protector/SM/ protects your principal only through withdrawals.
    Your account value may be less than your total contributions.

..   You can take withdrawals under your contract without purchasing Principal
    Protector/SM/. In other words, you do not need this benefit to make withdrawals.

..   Amounts withdrawn in excess of your GWB Annual withdrawal amount may be subject to a withdrawal charge, if applicable, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

..   Withdrawals made under Principal Protector/SM/ will be treated, for tax purposes, in the same way as other withdrawals under your contract.

..   All withdrawals are subject to all of the terms and conditions of the contract. Principal Protector/SM/ does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect Principal Protector/SM/. See "How withdrawals are taken from your account value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus.

..   If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

..   GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

..   If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including Principal Protector/SM/ if your cash value is greater than your GWB Annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on Principal Protector/SM/ when you have a GWB benefit base that is greater than zero.

..   If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary continuation option" later in this Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.

INHERITED IRA BENEFICIARY CONTINUATION CONTRACT

The contract was available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not have been available in all states. Please speak with your financial professional for further information.

Depending on when you purchased your contract, the contract may not have been available. See Appendix IX later in this Prospectus for more information.

                                              CONTRACT FEATURES AND BENEFITS 37

The inherited IRA beneficiary continuation contract could only have been purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries are treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract could have been purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

..   You must receive payments at least annually (but may have elected to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.


..   You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract. However, for certain Inherited IRAs, if you maintain another IRA of the same type (traditional or Roth) of the same deceased owner and you are also taking distributions over your life from that Inherited IRA, you may qualify to take an amount from that other Inherited IRA which would otherwise satisfy the amount required to be distributed from the AXA Equitable Inherited IRA contract. If you choose not to take a payment from your Inherited IRA contract in any year, you must notify us in writing before we make the payment from the Inherited IRA contract, and we will not make any future payment unless you request in writing a reasonable time before we make such payment. If you choose to take a required payment from another Inherited IRA, you are responsible for calculating the appropriate amount and reporting it on your income tax return. Please feel free to speak with your financial professional, or call our processing office, if you have any questions.


..   The beneficiary of the original IRA is the annuitant under the inherited
    IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust is the annuitant.

..   An inherited IRA beneficiary continuation contract was not available for annuitants over age 70.


..   The initial contribution had to be a direct transfer from the deceased owner's original IRA and was subject to minimum contribution amounts. See "Rules regarding contributions to your contract" in "Appendix XI" for more information.


..   Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

..   You may make transfers among the investment options.

..   You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.

..   The Guaranteed minimum income benefit, successor owner/ annuitant feature, special dollar cost averaging program, automatic investment program, GPB Options 1 and 2, Principal Protector/SM/ and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

..   If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

..   Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a single sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

38  CONTRACT FEATURES AND BENEFITS

We may require that you wait six months before you may apply for a contract with us again if:

..   you cancel your contract during the free look period; or

..   you change your mind before you receive your contract, whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

                                              CONTRACT FEATURES AND BENEFITS 39

2. Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as optional benefit charges/(1)/; (ii) any applicable withdrawal charges; and
(iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

                              -------------------

YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)mortality and expense risks;

(ii)administrative expenses; and

(iii)distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)increased to reflect additional contributions;

(ii)decreased to reflect a withdrawal (plus applicable withdrawal charges);

(iii)increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv)increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, if applicable, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, GPB Option 2, Principal Protector/SM/ and/or Protection Plus/SM/ benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.

YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.

YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.

INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VIII later in this Prospectus for any state variations with regard to the termination of your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE (not available under all contracts). In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL PROTECTOR/SM/ (NOT AVAILABLE UNDER ALL CONTRACTS). If you elected Principal Protector/SM/ and your account value falls to zero due

-------------
(1)Depending on when you purchased your contract, your account value will be reduced by a pro rata portion of the administrative charge only. See Appendix IX later in this Prospectus for more information.

40  DETERMINING YOUR CONTRACT'S VALUE
to a GWB Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary annuity contract, as discussed below, even if your GWB benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWB Excess withdrawal or due to a deduction of charges, please note the following:

..   If your GWB benefit base equals zero, we will terminate your contract and make no payment.

..   If your GWB benefit base is greater than zero but less than or equal to the balance of your GWB Annual withdrawal amount, if any, for that contract year, we will terminate your contract and pay you any remaining GWB benefit base.

..   If your GWB benefit base is greater than the balance of your remaining GWB
    Annual withdrawal amount, if any, for that contract year, we will pay you your GWB Annual withdrawal amount balance and terminate your contract, and we will pay you your remaining GWB benefit base as an annuity benefit, as described below.

..   If the Beneficiary continuation option is elected (not available in all states), and the account value falls to zero while there is a remaining GWB benefit base, we will make payments to the beneficiary as follows:

   -- If the beneficiary had elected scheduled payments we will continue to make scheduled payments over remaining life expectancy until the GWB benefit base is zero, and the Principal Protector/SM/ charge will no longer apply.

   -- If the beneficiary had elected the "5-year rule" and the GWB benefit base is greater than the remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay the beneficiary the GWB Annual withdrawal amount balance. We will continue to pay the beneficiary the remaining GWB Annual withdrawal amount each year until the GWB benefit base equals zero, or the contract terminates at the end of the fifth contract year, whichever comes first. Any remaining GWB benefit base at the end of the fifth contract year will terminate without value.

ANNUITY BENEFIT. If the contract terminates and the remaining GWB benefit base is to be paid in installments, we will issue you an annuity benefit contract and make annual payments equal to your GWB Annual withdrawal amount on your contract date anniversary beginning on the next contract date anniversary, until the cumulative amount of such payments equals the remaining GWB benefit base (as of the date the contract terminates). The last installment payment may be smaller than the previous installment payments in order for the total of such payments to equal the remaining GWB benefit base.

The annuity benefit supplemental contract will carry over the same owner, annuitant and beneficiary as under your contract. If you die before receiving all of your payments, we will make any remaining payments to your beneficiary. The charge for Principal Protector/SM/ will no longer apply.

If at the time of your death the GWB Annual withdrawal amount was being paid to you as an annuity benefit, your beneficiary may not elect the Beneficiary continuation option.

                                           DETERMINING YOUR CONTRACT'S VALUE 41

3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

..   You may not transfer any amount to the account for special dollar cost averaging.

..   You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less.

..   If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

..   If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your GPB.

..   No transfers are permitted into the Special 10 year fixed maturity option.

New York has additional transfer restrictions. Please see Appendix VIII later in this Prospectus.

In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option, the interest sweep option and dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a)25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b)the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c)25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)the contract number,

(2)the dollar amounts or percentages of your current account value to be transferred, and

(3)the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER


As explained under "6% (or 5%) Roll-Up to age 85 (used for the 6% Roll-Up to age 85 enhanced death benefit AND the Greater of 6% (or 5%) Roll-Up to age 85 enhanced death benefit or the Annual Ratchet to age 85 enhanced death benefit AND for the Guaranteed minimum income benefit)" earlier in the Prospectus, the higher Roll-Up rate (5% or 6%, or 4% in Washington) applies with respect to most investment options, and amounts in the account for special dollar cost averaging, but a lower Roll-Up rate (3%) applies with respect to the EQ/Intermediate Government Bond option, the EQ/Money Market option, the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (the "lower Roll-Up rate options"). The other investment options, to which the higher rate applies, are referred to as the "higher Roll-Up rate options". For more information, about Roll-Up rates applicable in various states and for various contract versions, see Appendices VIII and IX.


Your Roll-Up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at the higher rate and the other portion that is rolling up at 3%. If you transfer account value from a higher Roll-Up rate option to a lower Roll-Up rate option, all or a portion of your benefit base will transfer from the higher rate benefit base segment to the lower rate benefit base segment. Similarly, if you transfer account value from a lower Roll-Up rate option to a higher Roll-Up rate option, all or a portion of your benefit base will transfer from the lower rate segment to the higher rate segment. To determine how much to transfer from one Roll-Up benefit base segment to the other Roll-Up benefit base segment, we use a dollar-for-dollar calculation.

This means that we generally transfer an amount from one Roll-Up benefit base segment to the other Roll-Up benefit base segment in the same dollar amount as the transfer of account value. The effect of

42 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS a transfer on your benefit base will vary depending on your particular circumstances.

..   For example, if your account value is $45,000 and has always been invested in the higher Roll-Up rate options, and your benefit base is $30,000 and is all rolling up at the higher rate, and you transfer $15,000 of your account value to the EQ/Money Market variable investment option (a lower Roll-Up rate option), then we will transfer $15,000 from the higher rate benefit base segment to the lower rate benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will continue to roll-up at the higher rate and $15,000 will roll-up at the lower rate.

..   For an additional example, if your account value is $30,000 and has always been invested in lower Roll-Up rate options, and your benefit base is $45,000 and is all rolling up at the lower rate, and you transfer $15,000 of your account value (which is entirely invested in lower Roll-Up rate options) to a higher Roll-Up rate option, then we will transfer $15,000 of your benefit base from the lower rate benefit base segment to the higher rate benefit base segment. Therefore, immediately after the transfer, of your $45,000 benefit base, $15,000 will continue to roll-up at the higher rate and $30,000 will roll-up at the lower rate.

..   Similarly, using the same example as immediately above, if you transferred all of your account value ($30,000) to a higher Roll-Up rate option, $30,000 will be transferred to the higher rate benefit base segment. Immediately after the transfer, of your $45,000 benefit base, $30,000 will roll-up at the higher rate and $15,000 will continue to roll-up at the lower rate. Therefore, it is possible that some of your benefit base will roll-up at the lower rate even after you transfer all of your account value to the higher Roll-Up rate options.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our contract owners, we will work with the unaffiliated trust to review contract owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract owner is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a

                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS 43
second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We offer rebalancing, which you can use to automatically reallocate your account value among your investment options. We currently offer two options:
"Option I" and "Option II." Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

(a)the percentage you want invested in each investment option (whole percentages only), and

(b)how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can also be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

For New York contracts, please see Appendix VIII for differences in your state.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging.

44  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS

4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you withdraw more than 90% of your contract's current cash value, we will treat it as a request to surrender your contract for its cash value. See "Surrendering your contract to receive its cash value" below. For the potential tax consequences of withdrawals, see "Tax information" later in this Prospectus.

Please see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2," below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


----------------------------------------------------------------------------
                                                METHOD OF WITHDRAWAL
                                         -----------------------------------
                                                         PRE-AGE   LIFETIME
                                                          59 1/2   REQUIRED
                                                           SUB-     MINIMUM
                                                 SYSTE- STANTIALLY DISTRIBU-
 CONTRACT                                PARTIAL MATIC    EQUAL      TION
----------------------------------------------------------------------------
NQ                                         Yes    Yes      No         No
----------------------------------------------------------------------------
Rollover IRA                               Yes    Yes      Yes        Yes
----------------------------------------------------------------------------
Flexible Premium IRA                       Yes    Yes      Yes        Yes
----------------------------------------------------------------------------
Roth Conversion IRA                        Yes    Yes      Yes        No
----------------------------------------------------------------------------
Flexible Premium Roth IRA                  Yes    Yes      Yes        No
----------------------------------------------------------------------------
Inherited IRA                              No     No       No         /(1)/
----------------------------------------------------------------------------
QP/(2)/                                    Yes    No       No         No
----------------------------------------------------------------------------
Rollover TSA/(3)/                          Yes    Yes      No         Yes
----------------------------------------------------------------------------

(1)The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

(2)All payments are made to the plan trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.

(3)Employer or plan approval is required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix X --"Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.

--------------------------------------------------------------------------------

All requests for withdrawals must be made on a specific form that we provide. Please see "How to reach us" under "Who is AXA Equitable?" earlier in this Prospectus for more information.
--------------------------------------------------------------------------------

DOLLAR-FOR-DOLLAR WITHDRAWAL SERVICE

If you have at least one guaranteed benefit where withdrawals reduce the benefit base on a dollar-for-dollar basis, you may request a one-time lump sum or systematic withdrawal through our Dollar-for-Dollar Withdrawal Service. Withdrawals under this automated withdrawal service will never result in a pro-rata reduction of the guaranteed benefit base, and will never terminate the no-lapse guarantee if your contract had the no-lapse guarantee prior to utilizing this service and provided that you do not take any withdrawals outside the service. Systematic withdrawals set up using the Dollar-for-Dollar Withdrawal Service adjust automatically to account for financial transactions that may otherwise have an adverse impact on your guaranteed benefits, and, for certain types of withdrawals, adjust automatically to increase the withdrawal amount.

You may use the Dollar-for-Dollar Withdrawal Service to elect a one-time lump sum withdrawal or to enroll in systematic withdrawals at monthly, quarterly, or annual intervals. If you take withdrawals using this service, you must choose whether you want your withdrawal to be calculated to: (i) preserve the Roll-up benefit base as of the last contract date anniversary (or the benefit base as of the withdrawal transaction date); or (ii) take the full dollar-for-dollar withdrawal amount available under the contract to avoid a pro-rata reduction of the guaranteed benefit base.

..   ROLL-UP BENEFIT BASE PRESERVATION: You can request a withdrawal that will preserve the Roll-up benefit base as of the last contract anniversary or the withdrawal transaction date. In general, this amount will be less than the Roll-up rate, times the last contract date anniversary benefit base value due to compounded crediting of the Roll-up rate.

..   FULL DOLLAR-FOR-DOLLAR: You can request to withdraw the full dollar-for-dollar withdrawal amount. Full dollar-for-dollar withdrawals reduce the guaranteed benefit base and cause the value of the benefit base on the next contract date anniversary to be lower than the prior contract date anniversary, assuming no additional contributions or resets have occurred. In general, taking full dollar-for-dollar withdrawals will cause a reduction to the guaranteed benefit base over time and decrease the full dollar-for-dollar withdrawal amount available in subsequent contract years. The reduction in dollar-for-dollar amounts is due to amounts being withdrawn prior to earning the full year's annual compounded Roll-up rate. Although the benefit base will reduce over time, full dollar-for-dollar withdrawals taken through the service always reduce the benefit base in the amount of the withdrawal and never more than the withdrawal amount.

There is no charge to use the Dollar-for-Dollar Withdrawal Service. Currently, we do not charge for quotes from the Dollar-for-Dollar Withdrawal Service but reserve the right to charge for such quotes upon advance notice to you. Please speak with your financial professional or call us for additional information about the Dollar-for-Dollar Withdrawal Service.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see "10% free withdrawal

                                                       ACCESSING YOUR MONEY  45
amount" in "Charges and expenses" later in this Prospectus). If you already own your contract, the applicable free withdrawal percentage may be higher. See Appendix IX later in this Prospectus for the free withdrawal amount that applies to your contract. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election. If you already own your contract, the applicable percentages may be higher. See Appendix IX later in this Prospectus for information on what applies to your contract.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59 1/2 and 70 1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. This option is not available if you have elected a Guaranteed principal benefit. This restriction may not apply to certain contract owners, depending on when you purchased your contract. See Appendix IX later in this Prospectus for more information.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59 1/2. Substantially equal withdrawals are also referred to as "72(t) exception withdrawals". See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59 1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one-time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age
59 1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or
(iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Depending on when you purchased your contract, this option may not be available if you have elected a guaranteed principal benefit. This restriction may not apply to all contract owners. See Appendix IX later in this Prospectus for more information.

LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(Rollover IRA, Flexible Premium IRA and Rollover TSA contracts only -- See "Tax information" and Appendix X later in this Prospectus)


We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial with-

46  ACCESSING YOUR MONEY
drawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix X later in this Prospectus.


You may elect this service in the year in which you reach age 70 1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix X later in this Prospectus for your specific type of retirement arrangement.

--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70 1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


We do not impose a withdrawal charge on minimum distribution withdrawals taken through our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.


Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH PRINCIPAL PROTECTOR/SM/. If you elected Principal Protector/SM/, provided no other withdrawals are taken during a contract year in which you participate in our Automatic RMD service, an automatic withdrawal using our service will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. If you take any other withdrawal while you participate in the service, however, this GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, you must elect and maintain participation in our Automatic RMD service at your required beginning date, or the contract date, if your required beginning date has occurred before the contract was purchased. See "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus for further information.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE


Unless you specify otherwise, we will subtract your withdrawals on a pro-rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10-year fixed maturity option, if applicable) in the order of the earliest maturity date(s) first. If the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10-year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10-year fixed maturity option).

You may choose to have your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro-rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled withdrawals will be processed on a pro rata basis on the business day you initially elected.

HOW WITHDRAWALS (AND TRANSFERS OUT OF THE SPECIAL 10-YEAR FIXED MATURITY OPTION) AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED PRINCIPAL BENEFIT OPTION 2

In general, withdrawals will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro-rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).


If your account value is greater than your benefit, a withdrawal will result in a reduction of your benefit that will be less than the withdrawal. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $20,000 before the withdrawal, it would be reduced by $8,000 ($20,000 X .40) and your new benefit after the withdrawal would be $12,000 ($20,000 - $8,000).


Transfers out of the Special 10-year fixed maturity option will reduce the GPB Option 2 amount on a pro-rata basis. In addition, if you make a contract withdrawal from the Special 10-year fixed maturity option, we will reduce your GPB Option 2 in a similar manner; however, the reduction will reflect both a transfer out of the Special 10 year fixed maturity option and a withdrawal from the contract. Therefore, the reduction in GPB Option 2 is greater when you take a contract withdrawal from the Special 10 year fixed maturity option than it would be if you took the withdrawal from another investment option.

Similar to the example above, if your account value is $30,000 and you withdraw $12,000 from the Special 10-year fixed maturity option, you have withdrawn 40% of your account value. If your GPB Option 2 benefit was $40,000 before the withdrawal, the reduction to reflect the transfer out of the Special 10 year fixed maturity option would equal $16,000 ($40,000 x .40). The amount used to calculate the reduction to reflect the withdrawal from the contract is $24,000 ($40,000 - $16,000). The reduction to reflect the withdrawal would equal $9,600 ($24,000 x .40), and your new benefit after the withdrawal would be $14,400 ($24,000 - $9,600).


For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000

                                                       ACCESSING YOUR MONEY  47
withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

With respect to the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit and the 6% Roll-Up to age 85 death benefits withdrawals (including any applicable withdrawal charges) will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the most recent contract date anniversary. Additional contributions made during a contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

The effect of withdrawals on your Guaranteed minimum income benefit and Guaranteed minimum death benefit (including the Greater of 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) may be different. See Appendix IX later in this Prospectus for information on what applies to your contract.

HOW WITHDRAWALS AFFECT PRINCIPAL PROTECTOR/SM/

If you elected Principal Protector/SM/, any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, a GWB Excess withdrawal can significantly reduce your GWB Annual withdrawal amount and further reduce your GWB benefit base. For more information, see "Effect of GWB Excess withdrawals" and "Other important considerations" under "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. Also, under certain contracts, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. If you are an existing contract owner, the rules in the preceding sentence may not apply under your contract or if the Guaranteed minimum income benefit no lapse guarantee is available and in effect on your contract. See Appendix IX later in this Prospectus for information. See also "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR PRINCIPAL PROTECTOR/SM/. If you elected Principal Protector/SM/, all withdrawal methods described above can be used. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWB Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWB Excess withdrawal. In other words, if you take a GWB Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWB benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus. Please also see "Principal Protector/SM/" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service."

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

..   It exceeds limits of federal income tax rules;

..   Interest and principal are not paid when due; or

..   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)the date annuity payments begin,

(2)the date the contract terminates, and

(3)the date a death benefit is paid (the outstanding loan including any accrued and unpaid loan interest, will be deducted from the death benefit amount).

A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VIII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see Appendix X for a discussion of TSA contracts.

48  ACCESSING YOUR MONEY

Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If fixed maturity option amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option). If amounts are withdrawn from the Special 10 year fixed maturity option, the guaranteed benefit will be adversely affected. See "Guaranteed principal benefit option 2" in "Contract features and benefits" earlier in this Prospectus.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records.

SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including Principal Protector/SM/ (if applicable) if your cash value is greater than your GWB Annual withdrawal amount. If you have a GWB benefit base greater than zero, you should consider the impact of a contract surrender on the Principal Protector/SM/ benefit. If your surrender request does not constitute a GWB Excess withdrawal, you may be eligible for additional benefits. If, however, your surrender request constitutes a GWB Excess withdrawal, you will lose those benefits. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect under your contract, the Guaranteed minimum income benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Annuity benefit" under "Insufficient account value" in "Determining your contract value" and "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

The following description assumes annuitization of your entire contract. For partial annuitization, see "Partial annuitization" below.

Deferred annuity contracts such as Accumulator(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Accumulator(R) contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator(R) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We cur-

                                                       ACCESSING YOUR MONEY  49
rently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VIII later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age when the contract was issued. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect Principal Protector/SM/ and choose to annuitize your contract before the maturity date, Principal Protector/SM/ will terminate without value even if your GWB benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under Principal Protector/SM/. See "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus for further information.

-------------------------------------------------------------------
Fixed annuity payout options      Life annuity
                                  Life annuity with period certain
                                  Life annuity with refund certain
                                  Period certain annuity
-------------------------------------------------------------------
Variable Immediate Annuity        Life annuity
  payout options                  Life annuity with period certain
-------------------------------------------------------------------
Income Manager(R) payout options  Life annuity with period certain
  (available for annuitants age   Period certain annuity
  83 or less at contract issue)
-------------------------------------------------------------------

..   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

..   Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

..   Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.


..   Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.

VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.

INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R).

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

50  ACCESSING YOUR MONEY

The Income Manager(R) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under the Accumulator(R). If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


PARTIAL ANNUITIZATION. Partial annuitization of nonqualified deferred annuity contracts is permitted under certain circumstances. You may choose from the annuity payout options described here, but if you choose a period certain annuity pay-out, the certain period must be for 10 years or more. We require you to elect partial annuitization on the form we specify. Partial annuitization is not available for a guaranteed minimum income benefit under a contract. For purposes of this contract we will effect any partial annuitization as a withdrawal applied to a payout annuity. See "How withdrawals are taken from your account value" earlier in this section and also the discussion of "Partial annuitization" in "Tax information" for more information.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

Except with respect to the Income Manager(R), where payments are made on the 15th day of the month, you can choose the date annuity payments begin. In most states, it may not be earlier than thirteen months from the Accumulator(R) contract date. Please see Appendix VIII later in this Prospectus for information on state variations. You can change the date your annuity payments are to begin at any time. The date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) annuity payout option is chosen.

ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date.

If you elected Principal Protector/SM/ and your contract is annuitized at maturity, we will offer an annuity payout option for life that guarantees you will receive payments that are at least equal to what you would have received under Principal Protector until the point at which your GWB Benefit Base is depleted. After your GWB Benefit Base is depleted, you will continue to receive periodic payments while you are living. The amount of each payment will be the same as the payment amount that you would have received if you had applied your account value on the maturity date to purchase a life annuity at the annuity purchase rate guaranteed in your contract; this payment amount may be more or less than your GWB Annual Withdrawal amount.

Please see Appendix VIII later in this Prospectus for variations that may apply in your state.

                                                       ACCESSING YOUR MONEY  51

5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

..   A mortality and expense risks charge

..   An administrative charge

..   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

..   On each contract date anniversary -- an annual administrative charge, if applicable.

..   At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

..   On each contract date anniversary -- a charge for each optional benefit that you have elected: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; Principal Protector/SM/; and Protection Plus/SM/.

..   On the first 10 contract date anniversaries -- a charge for GPB Option 2, if you have elected this optional benefit.

..   At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. The fees and charges described are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX for the fees and charges that apply under your contract. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of 0.75% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% or 0.25% of the net assets in each variable investment option. See Appendix IX later in this Prospectus for the charge that applies to your contract.

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.

ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option, if applicable,) in the order of the earliest maturity

52  CHARGES AND EXPENSES
date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.


WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingent payout option. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------------------
                                   CONTRACT YEAR
--------------------------------------------------------------------------------------------
                                                             1   2   3   4   5   6   7   8+
--------------------------------------------------------------------------------------------
Percentage of contribution                                   7%  7%  6%  6%  5%  3%  1%  0%
--------------------------------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

For contracts issued in New York, please see Appendix VIII later in this Prospectus for the New York withdrawal charge schedule applicable to monies withdrawn from and transferred among the fixed maturity options.

For Pennsylvania contracts for annuitants who are age 84 or 85 at issue, please see Appendix VIII later in this Prospectus for possible withdrawal charge schedule variations.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in the Prospectus. The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and
(2) the 10% free withdrawal amount defined above.

If you elected Principal Protector/SM/, we will waive any withdrawal charge for any withdrawal during the contract year up to the GWB Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges, are applied to the amount of the withdrawal that exceeds the GWB Annual withdrawal amount.

The applicable free withdrawal percentage may be higher for certain contract holders, depending on when you purchased your contract. See Appendix IX later in this Prospectus for the free withdrawal amount that applies under your contract.

                                                       CHARGES AND EXPENSES  53

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or the annual ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base as long as it does not exceed the free withdrawal amount. If your withdrawals exceed the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.

See Appendix IX later in this Prospectus to see if this waiver of the withdrawal charge applies under your contract.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i)The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii)We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii)The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is
     (a) approved by Medicare as a provider of skilled nursing care service, or
     (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

 . its main function is to provide skilled, intermediate, or custodial nursing care;

 .   it provides continuous room and board to three or more persons;

 .   it is supervised by a registered nurse or licensed practical nurse;

 .   it keeps daily medical records of each patient;

 .   it controls and records all medications dispensed; and

 .   its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elected the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. If you already own your contract, the charge may be as much as 0.30% of the Annual Ratchet to age 85 benefit base. Please see Appendix IX later in this Prospectus or your contract for more information.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.50% of the greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. For contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus or your contract for more information.

6% ROLL-UP TO AGE 85. If you elected the 6% Roll-Up to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.45% of the 6% Roll-Up to age 85 benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state) on a pro rata basis. If these amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset option.

STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.

GUARANTEED PRINCIPAL BENEFIT OPTION 2

If you purchased GPB Option 2, we deduct a charge annually from your account value on the first 10 contract date anniversaries. The

54  CHARGES AND EXPENSES
charge is equal to 0.50% of the account value. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct any remaining portion of the charge from amounts in any fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such amounts are insufficient, we will deduct all or a portion from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT (THE "LIVING BENEFIT") CHARGE

If you elected the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary. For certain contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus or your Prospectus for the charge that applies under your contract.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply under your contract, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option, if available).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option or for the Guaranteed minimum income benefit no lapse guarantee. This option is not available under all contracts.

PROTECTION PLUS/SM/ CHARGE

If you elected Protection Plus/SM/, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply under your contract, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

PRINCIPAL PROTECTOR/SM/ CHARGE

If you elected Principal Protector/SM/, we deduct a charge annually as a percentage of your account value on each contract date anniversary. If you elect the 5% GWB Annual withdrawal option, the charge is equal to 0.35%. If you elect the 7% GWB Annual withdrawal option, the charge is equal to 0.50%. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply under your contract, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus. If you die, and your beneficiary continues Principal Protector/SM/ under the Beneficiary continuation option, we will not deduct a pro rata portion of the charge upon your death. However, the Principal Protector/SM/ charge will continue. A market value adjustment will apply to deductions from the fixed maturity options.

If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the

                                                       CHARGES AND EXPENSES  55
time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional step up provision, we will reinstate a charge, as discussed immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the Principal Protector/SM/ benefit with a one time step up, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

If your beneficiary elects the Beneficiary continuation option, and is eligible to continue Principal Protector/SM/, the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

OPTIONAL STEP UP CHARGE. Every time you elect the Optional step up, we reserve the right to raise the benefit charge at the time of the step up. The maximum charge for Principal Protector/SM/ with a 5% GWB Annual withdrawal option is 0.60%. The maximum charge for Principal Protector/SM/ with a 7% GWB Annual withdrawal amount option is 0.80%. The increased charge, if any, will apply as of the next contract date anniversary following the step up and on all contract anniversaries thereafter.

If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time step up only (at no additional charge) is applicable. For more information on the Optional step up, one time step up and Automatic reset provisions, see "Principal Protector/SM/" in "Contract features and benefits."

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY ANNUITIZATION PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity annuitization payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to 12b-1 fees. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.

OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

56  CHARGES AND EXPENSES

6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designated your beneficiary when you applied for your contract. You may change your beneficiary at any time during your lifetime and while the contract is in force. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Protection Plus/SM/ feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse who is the sole primary beneficiary of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The Successor owner/ annuitant feature is only available under NQ and individually owned IRA contracts (other than Inherited IRAs).

For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise rules" under "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

..   The cash value of the contract must be fully paid to the successor owner
    (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die.

..   If Principal Protector/SM/ was elected and if the "5-year rule" is elected and the successor owner dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate

                                                   PAYMENT OF DEATH BENEFIT  57
   without value. The successor owner should consult with a tax adviser before choosing to use the "5-year rule." The GWB ben- efit base may be adversely affected if the successor owner makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elected Principal Protector/SM/, the successor owner has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.

..   The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the successor owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

..   A successor owner should consider naming a new beneficiary.

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed in "Beneficiary continuation option" below.

HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. Payment of the death benefit in a lump sum terminates all rights and any applicable guarantees under the contract, including Guaranteed minimum income benefit, GPB Options 1 and 2 and Principal Protector/SM/. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.

SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be 85 or younger as of the date of the non-surviving spouse's death.

The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus/SM/ feature, and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn. In determining whether your applicable Guaranteed minimum death benefit option will continue to grow, we will use your surviving spouse's age as of the date we receive satisfactory proof of your death, any required instructions and the information and forms necessary to effect the successor owner/annuitant feature.

We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 84 or younger at death, the Guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

..   If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

..   If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the Guaranteed minimum death benefit will no longer grow, and we will no longer charge for the benefit.

If you elected Principal Protector/SM/, the benefit and charge will remain in effect. If the GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector/SM/ charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

58  PAYMENT OF DEATH BENEFIT

For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Guaranteed minimum income benefit option" in "Contract features and benefits," earlier in this Prospectus. For information on the operation of this feature with Protection Plus/SM/, see "Protection Plus/SM/" in "Guaranteed minimum death benefit" under "Contract features and benefits," earlier in this Prospectus.

SPOUSAL PROTECTION

SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the guaranteed minimum death benefit, if higher, and by the value of any Protection Plus/SM/ benefit, if elected, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you had the right to elect the Spousal protection option at the time you purchased your contract at no additional charge. Both spouses must have been between the ages of 20 and 70 at the time the contract was issued and must each have been named the primary beneficiary in the event of the other's death.

The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 guaranteed minimum death benefits and the Protection Plus/SM/ benefit, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant. However, for purposes of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option, the last age at which the benefit base may be reset is based on the annuitant's age, not the older spouse's age.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, including the value of the Protection Plus/SM/ benefit, or, if eligible, continue the contract as the sole owner/ annuitant by electing the successor owner/annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:

..   As of the date we receive due proof of the spouse's death, the account value will be reset to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher, increased by the value of the Protection Plus/SM/ benefit.

..   The Guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/ annuitant.

..   The Protection Plus/SM/ benefit will now be based on the surviving spouse's age at the date of the non-surviving spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit will be discontinued even if the surviving spouse is the older spouse (upon whose age the benefit was originally based).

..   The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

..   If the annuitant dies first, withdrawal charges will no longer apply to any contributions made prior to the annuitant's death. If the non-annuitant spouse dies first, the withdrawal charge schedule remains in effect with regard to all contributions.

..   If you elected Principal Protector/SM/, the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector/SM/ charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector/SM/" in "Contract features and benefits" earlier in this Prospectus.

We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce but do not change the owner or primary beneficiary, Spousal protection continues.

Depending on when you purchased your contract, this feature may not be available to you. See Appendix IX later in this Prospectus for more information about your contract.

BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VIII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus/SM/ feature, adjusted for any subsequent withdrawals.

                                                   PAYMENT OF DEATH BENEFIT  59

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 701/2 , if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

..   The contract continues with your name on it for the benefit of your beneficiary.

..   This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector/SM/ (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector/SM/ may continue to apply.

..   The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

..   Any partial withdrawal must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

..   If you had elected Principal Protector/SM/, your spousal beneficiary may not continue Principal Protector/SM/, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector/SM/ should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector/SM/ and non-spousal beneficiaries may continue with Principal Protector/SM/. In this case, the spouse's portion of the GWB benefit base will terminate without value.

..   If you had elected Principal Protector/SM/, your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector/SM/ is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal Protector/SM/ at the time the Beneficiary continuation option is elected, Principal Protector/SM/ will terminate.

   -- If there are multiple beneficiaries each beneficiary's interest in the GWB benefit base will be separately accounted for.

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector/SM/ even if the account value is less than $5,000.

   -- If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals

60  PAYMENT OF DEATH BENEFIT
      while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

..   This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

..   The contract continues with your name on it for the benefit of your beneficiary.

..   If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

..   The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

..   The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

..   If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector/SM/ (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector/SM/ may continue to apply.

..   If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.

..   Any partial withdrawals must be at least $300.

..   Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

..   Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

..   If you had elected Principal Protector/SM/, your spousal beneficiary may not continue Principal Protector/SM/, and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector/SM/ should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector/SM/ and non-spousal beneficiaries may continue with Principal Protector/SM/. In this case, the spouse's portion of the GWB benefit base will terminate without value.

..   If the non-spousal beneficiary chooses scheduled payments under "Withdrawal
    Option 1," as discussed above in this section, Principal Protector/SM/ may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

..   If you had elected Principal Protector/SM/, your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector/SM/ is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal Protector/SM/ at the time the Beneficiary continuation option is elected, Principal Protector/SM/ will terminate.

   -- If there are multiple beneficiaries, each beneficiary's interest in the GWB benefit base will be separately accounted for.

                                                   PAYMENT OF DEATH BENEFIT  61

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector/SM/ even if the account value is less than $5,000.

   -- If scheduled payments under "Withdrawal Option 2" is elected, the beneficiary's scheduled payments will be calculated using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect scheduled payments under "Withdrawal Option 2" rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

If you are both the owner and annuitant:

..   As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus/SM/ feature, adjusted for any subsequent withdrawals.

..   No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

..   If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

..   The annuity account value will not be reset to the death benefit amount.

..   The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free corridor amount will continue to apply to withdrawals but does not apply to surrenders.

..   We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free corridor amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

If a contract is jointly owned:

..   The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

..   If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

..   If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.

62  PAYMENT OF DEATH BENEFIT

7. Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs.

For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix X at the end of this Prospectus for a discussion of TSA contracts.

TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES


Taxpayers with incomes over $250,000 should consider the 3.8% Medicare tax on investment income (including, for this purpose, income from NQ contracts) which will be effective after December 31, 2012.


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonquali-fied annuity contract.

CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

..   if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

..   if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

..   if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

..   if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

Federal tax law requires that all nonqualified deferred annuity contracts that AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

                                                            TAX INFORMATION  63

ANNUITY PAYMENTS

The following applies to an annuitization of the entire contract. In certain cases, the contract can be partially annuitized. See "Partial annuitization" below.

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.

PARTIAL ANNUITIZATION


The consequences described above for annuitization of the entire contract apply to the portion of the contract which is partially annuitized. A nonqualified deferred annuity contract is treated as being partially annuitized if a portion of the contract is applied to an annuity payout option on a life-contingent basis or for a period certain of at least 10 years. In order to get annuity payment tax treatment for the portion of the contract applied to the annuity pay-out, payments must be made at least annually in substantially equal amounts, the payments must be designed to amortize the amount applied over life or the period certain, and the payments cannot be stopped, except by death or surrender (if permitted under the terms of the contract). The investment in the contract is split between the partially annuitized portion and the deferred amount remaining based on the relative values of the amount applied to the annuity payout and the deferred amount remaining at the time of the partial annuitization. Also, the partial annuitization has its own annuity starting date.


WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.

PROTECTION PLUS/SM/ FEATURE

In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may have purchased a Protection Plus/SM/ rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection Plus/SM/ rider is not part of the contract. In such a case, the charges for the Protection Plus/SM/ rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age
59 1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).

1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

..   the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).


..   the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).


The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.


64  TAX INFORMATION

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.


Section 1035 exchanges are generally not available after the death of the owner.

SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.

EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method.

We will report a life-contingent partial annuitization made to an owner under age 59 1/2 as eligible for an exception to the early distribution penalty tax. We may be required to treat a partial annuitization for a period certain of at least 10 years as being subject to the penalty for an owner under age 59 1/2.

INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)

GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

..   Traditional IRAs, typically funded on a pre-tax basis; and

..   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus.

                                                            TAX INFORMATION  65

We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable had received an opinion letter from the IRS approving the respective forms of the Accumulator(R) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) traditional and Roth IRA contracts.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel either type of the Accumulator(R) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


Contributions to traditional IRAs. Individuals may generally make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:


..   "regular" contributions out of earned income or compensation; or

..   tax-free "rollover" contributions; or

..   direct custodian-to-custodian transfers from other traditional IRAs
    ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the non-working spouse reaches age 70 1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70 1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590,"Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70 1/2 catch-up contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until

66  TAX INFORMATION
the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.

ROLLOVER AND TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS

Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

..   qualified plans;

..   governmental employer 457(b) plans;

..   403(b) plans; and

..   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS

Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

..   Do it yourself: You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

..   Direct rollover You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

..   "required minimum distributions" after age 70 1/2 or retirement from service with the employer; or

..   substantially equal periodic payments made at least annually for your life
    (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

..   substantially equal periodic payments made for a specified period of 10 years or more; or

..   hardship withdrawals; or

..   corrective distributions that fit specified technical tax rules; or

..   loans that are treated as distributions; or

..   death benefit payments to a beneficiary who is not your surviving spouse; or

..   qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.

ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS

The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

..   regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

..   regular contributions to a traditional IRA made after you reach age 70 1/2;
    or

                                                            TAX INFORMATION  67

..   rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70 1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.

RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional
IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

..   the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

..   the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS -- REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of

68  TAX INFORMATION
the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70 1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a nonindividual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary."PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SUCCESSOR OWNER AND ANNUITANT

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


                                                            TAX INFORMATION  69

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59 1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions:

..   made on or after your death; or

..   made because you are disabled (special federal income tax definition); or

..   used to pay certain extraordinary medical expenses (special federal income tax definition); or

..   used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

..   used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

..   used to pay certain higher education expenses (special federal income tax definition); or

..   in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payment exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS. Individuals may generally make four different types of contributions to a Roth IRA:


..   regular after-tax contributions out of earnings; or

..   taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

..   tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
    or

..   tax-free direct custodian-to-custodian transfers from other Roth IRAs
    ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.

With a Roth IRA, you can make regular contributions when you reach
70 1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

70  TAX INFORMATION

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

..   another Roth IRA;

..   a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

..   a "designated Roth contribution account" under a 401(k) plan, 403(b) plan, or governmental employer section 457(b) plan (direct or 60-day); or

..   from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59 1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacter-ization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as

                                                            TAX INFORMATION  71
earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed. Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

..   rollovers from a Roth IRA to another Roth IRA;

..   direct transfers from a Roth IRA to another Roth IRA;

..   qualified distributions from a Roth IRA; and

..   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

..   you are age 59 1/2 or older; or

..   you die; or

..   you become disabled (special federal income tax definition); or

..   your distribution is a "qualified first-time homebuyer distribution"
    (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)Regular contributions.

(2)Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a)Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b)Nontaxable portion.

(3)Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1)All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2)All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.

(3)All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

72  TAX INFORMATION

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70 1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING


We must withhold federal income tax from distributions from annuity contracts and specified tax-favored savings or retirement plans or arrangements. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.


You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

..   We might have to withhold and/or report on amounts we pay under a free look or cancellation.


..   We are required to withhold on the gross amount of a distribution from a
    Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable.


Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. In some states, the income tax withholding is completely independent of federal income tax withholding. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.

SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS


The plan administrator is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.


MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.

IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.


                                                            TAX INFORMATION  73

8. More information


--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account
No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.


Each subaccount (variable investment option) within Separate Account No. 49 invests in shares issued by the corresponding Portfolio of its Trust.


We reserve the right subject to compliance with laws that apply:

(1)to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)to combine any two or more variable investment options;

(3)to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4)to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5)to deregister Separate Account No. 49 under the Investment Company Act of
   1940;

(6)to restrict or eliminate any voting rights as to Separate Account No. 49; and

(7)to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.

ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.


The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plans, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 15, 2012 and the related price per $100 of maturity value were as shown below:



--------------------------------------------------
FIXED MATURITY
 OPTIONS WITH
 FEBRUARY 15TH         RATE TO          PRICE
MATURITY DATE OF   MATURITY AS OF    PER $100 OF
 MATURITY YEAR    FEBRUARY 15, 2012 MATURITY VALUE
--------------------------------------------------
     2013               3.00%/(1)/      $97.08
     2014               3.00%/(1)/      $94.25
     2015               3.00%/(1)/      $91.51
     2016               3.00%/(1)/      $88.84
     2017               3.00%/(1)/      $86.25
     2018               3.00%/(1)/      $83.73
     2019               3.00%/(1)/      $81.30
     2020               3.00%/(1)/      $78.93
     2021               3.00%/(1)/      $76.62
     2022                 3.10%         $73.67
--------------------------------------------------

(1)Since these rates to maturity are 3%, no amounts could have been allocated to these options.

74  MORE INFORMATION

HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1)We determine the market adjusted amount on the date of the withdrawal as follows:

   (a)We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

   (b)We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

   (c)We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

   (d)We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)We determine the fixed maturity amount as of the current date.

(3)We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "non-unitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

This contract is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a contract's account value or any guaranteed benefits with which the contract was issued. AXA Equitable is solely responsible to the contract owner for the contract's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and

                                                           MORE INFORMATION  75
it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ABOUT OTHER METHODS OF PAYMENT

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accepted the wire order and essential information, a contract generally was not issued until we received and accepted a properly completed application. In certain cases, we may have issued a contract based on information provided through certain broker-dealers with whom we have established electronic facilities. In any such cases, you must have signed our Acknowledgement of Receipt form.

Where we required a signed application, the above procedures did not apply and no financial transactions were permitted until we received the signed application and issued the contract. Where we issued a contract based on information provided through electronic facilities, we required an Acknowledgement of Receipt form. Financial transactions were only permitted if you requested them in writing, signed the request and had its signature guaranteed, until we received the signed Acknowledgement of Receipt form. After a contract is issued, additional contributions are allowed by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts, nor is it available with GPB Option 2. Please see Appendix VIII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m. Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

..   A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

..   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

..   When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

..   If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your

76  MORE INFORMATION
   broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

CONTRIBUTIONS AND TRANSFERS

..   Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

..   Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

..   Initial contributions allocated to the account for special dollar cost averaging received the interest rate in effect on that business day. At certain times, we may have offered the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.

..   Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

..   Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

..   Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

..   For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Trust; or

..   any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.


We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners. One result of proportional voting is that a small number of contract owners may control the outcome of a vote.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.

ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

                                                           MORE INFORMATION  77

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan.

Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, Protection Plus/SM/, Guaranteed principal benefit option 2, and/or the Principal Protector/SM/ (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. For certain contract owners, this restriction may not apply to you, depending on when you purchased your contract. See Appendix IX for more information. However, the Benefit will not terminate if the ownership of the contract is transferred to: (i) a family member (as defined in the contract); (ii) a trust created for the benefit of a family member or members;
(iii) a trust qualified under section 501(c) of the Internal Revenue Code; or
(iv) a successor by operation of law, such as an executor or guardian. Please speak with your financial professional for further information.

See Appendix VIII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available (except for Rollover TSA contracts) and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.

HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS


Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid to an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other

78  MORE INFORMATION
services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could, over time, exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the account value of the contract sold. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses

                                                           MORE INFORMATION  79
incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


80  MORE INFORMATION

9. Incorporation of certain documents by reference



AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2011 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.

                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE 81

--------------------------------------------------------------------------------

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.



----------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                         -----------------------------------------------------------------------
                                          2011    2010    2009    2008     2007    2006    2005    2004    2003
----------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.82 $ 12.94 $ 11.59 $  9.22 $  15.35 $ 14.64 $ 12.58 $ 11.79 $10.68
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    19,298  20,691  22,033  23,024   23,506  22,269  12,752   5,189    186
----------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.18 $ 12.11 $ 11.43 $ 10.54 $  12.00 $ 11.48 $ 10.93 $ 10.80 $10.32
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,889  13,360  13,575  11,977    5,888   5,079   3,564   1,608    153
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.01 $ 12.25 $ 11.37 $ 10.06 $  12.65 $ 12.14 $ 11.31 $ 11.09 $10.42
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    14,485  15,195  16,395  15,870   14,367  13,188   8,710   3,924     78
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.05 $ 12.50 $ 11.52 $  9.97 $  13.37 $ 12.74 $ 11.69 $ 11.30 $10.52
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    57,988  62,771  66,947  68,049   69,894  68,613  49,852  22,917  1,082
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.36 $ 13.17 $ 11.96 $  9.93 $  14.74 $ 14.03 $ 12.41 $ 11.78 $10.68
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    80,135  87,112  92,197  97,959  104,476  99,167  58,275  20,548    815
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.65 $ 15.95 $ 12.12 $  9.05 $  16.55 $ 14.37 $ 13.35 $ 12.12 $10.77
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,858   3,010   3,041   3,292    3,394   3,592   2,764   1,487    109
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.91 $  9.98 $  8.13 $  6.42 $   9.77 $ 10.83      --      --     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       627     729     710     759      459     191      --      --     --
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.38 $ 12.94 $ 11.67 $  9.07 $  14.48 $ 14.49 $ 12.14 $ 11.94 $10.93
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,546   7,572   7,160   6,950    7,283   7,573   6,492   4,028    189
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.79 $  5.89 $  5.15 $  4.68 $   7.00 $  6.83 $  5.97 $  5.69     --
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,650   4,784   4,976   5,451    4,851   5,155   3,884     224     --
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.21 $ 10.31 $  9.28 $  7.18 $  13.27 $ 11.99 $ 11.53 $ 10.74 $10.50
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       666     714     771     812      841     860     679     278     17
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.42 $ 12.09 $ 10.58 $  8.15 $  13.67 $ 13.62 $ 12.31 $ 11.75 $10.73
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,110   9,210  10,220  11,194   12,780   4,859   4,008   2,468    154
----------------------------------------------------------------------------------------------------------------




I-1 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004   2003
--------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.33 $ 11.41 $  9.97 $  7.87 $ 14.18 $ 13.88 $ 12.69 $12.32 $10.94
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     7,433   8,347   9,230   9,704  10,999  12,334   9,642  5,278    307
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.93 $ 10.56 $ 10.11 $  9.97 $ 11.09 $ 10.89 $ 10.60 $10.50 $10.21
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,194  10,953  11,826  10,724  13,997  13,554  10,991  4,339    252
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.08 $  9.65 $  8.74 $  6.67 $ 11.12 $ 10.85      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,397   2,746   2,865   2,935   2,234     597      --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.41 $ 12.38 $ 10.96 $  8.82 $ 14.24 $ 13.74 $ 12.09 $11.73 $10.77
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,876   9,596  10,178  10,559  11,374  11,573  10,047  5,582    374
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.05 $ 13.01 $ 11.43 $  9.05 $ 15.35 $ 13.64 $ 12.63 $11.55 $10.59
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,915  12,490  14,342  16,060  16,822  17,558  12,004  4,974    348
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.91 $ 10.03 $  9.13 $  7.08 $ 10.51 $ 10.43      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,459   4,636   5,541   5,337   5,438   1,560      --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.74 $  8.21 $  7.53 $  5.93 $  9.52      --      --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,443   3,654   3,919   3,488   2,777      --      --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.63 $ 12.62 $ 11.66 $ 10.12 $ 11.89 $ 11.65 $ 10.51     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,795   1,652   1,452   1,492   1,654   1,305     475     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 36.10 $ 37.88 $ 28.92 $ 20.70 $ 30.24 $ 28.02 $ 23.87 $23.18     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,459   2,564   2,481   2,324   2,364   1,848   1,166     78     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.32 $ 11.95 $ 11.38 $ 11.30 $ 10.75 $  9.96 $  9.75     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,058   3,729   3,352   3,500   1,927   1,258     100     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.79 $ 24.01 $ 21.81 $ 14.72 $ 34.95 $ 24.92 $ 18.41 $14.04 $11.50
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,783   5,415   5,923   5,840   6,239   6,367   4,108  1,431     64
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.54 $ 11.10 $ 10.79 $ 11.18 $ 10.93 $ 10.36 $ 10.17 $10.17 $10.10
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,706   2,180   2,428   2,898   2,207   2,015   1,844  1,271    119
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.52 $ 15.27 $ 14.15 $ 10.59 $ 19.45 $ 17.09 $ 14.52 $12.55 $11.19
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,349   6,638   6,923   7,012   7,341   7,928   5,898  3,195    150
--------------------------------------------------------------------------------------------------------------





                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-2

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                                                          FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005   2004   2003
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.02 $ 12.71 $ 12.23 $  9.75 $ 20.03 $ 18.16 $14.88 $13.07 $11.20
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,996   6,646   7,341   8,362   9,113   8,352  5,355  1,996     93
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.38 $ 14.96 $ 14.28 $ 11.10 $ 19.73 $ 18.13 $14.61 $13.34 $11.11
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,026   5,498   5,740   6,161   7,019   7,280  5,025  1,602     73
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.54 $ 12.33 $ 11.12 $  8.51 $ 14.31 $ 14.67 $12.34 $12.02 $10.98
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,219   1,337   1,342   1,391   1,615   1,576  1,298    769     63
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.61 $ 12.27 $ 10.89 $  8.71 $ 14.10 $ 13.74 $12.32 $11.64 $10.58
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       761     867     933     913     965   1,098  1,065    679     51
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.62 $ 13.48 $ 11.77 $  8.75 $ 13.91 $ 12.36 $12.58 $11.08 $10.36
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,145   2,192   2,408   2,387   2,459   2,328  1,804    829     60
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.03 $ 13.69 $ 12.11 $  9.10 $ 14.91 $ 13.06 $12.27 $11.40 $10.25
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,419   1,377   1,512   1,751   1,842   1,399    992    530     22
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.85 $  5.94 $  5.25 $  4.46 $ 10.43 $ 11.23 $10.64     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,007   2,219   2,221   1,968   2,132   2,181    386     --     --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.01 $ 10.68 $  9.60 $  8.07 $ 14.42 $ 15.30 $12.77 $12.26 $10.95
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    12,275  13,845  15,428  17,011  19,821  13,336  9,974  5,206    329
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.04 $ 12.22 $ 10.86 $  8.76 $ 12.85 $ 11.76 $10.57     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,517   1,451   1,427   1,147     928     841    415     --     --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.10 $ 14.86 $ 13.09 $  9.66 $ 16.38 $ 14.28 $11.51     --     --
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,431   2,305   1,995   1,783   1,672   1,109    358     --     --
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.94 $ 13.43 $ 10.81 $  8.03 $ 16.04 $ 15.04 $13.66 $13.00 $11.35
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     6,089   8,745   7,651   8,169   8,656   9,034  6,968  3,775    306
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.22 $ 14.78 $ 12.22 $  9.11 $ 15.27 $ 15.71 $14.15 $12.87 $11.06
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     9,712  10,926  12,503   5,616   6,788   7,522  6,055  2,897    148
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.42 $ 10.55 $ 10.69 $ 10.82 $ 10.73 $ 10.38 $10.06 $ 9.93 $ 9.98
-------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,454   4,558   5,685   9,274   4,875   3,721  2,172  1,335    252
-------------------------------------------------------------------------------------------------------------




I-3 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


-----------------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------
                                          2011    2010    2009    2008    2007   2006   2005   2004   2003
-----------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------
   Unit value                            $  5.44 $  5.36 $  5.01 $  3.91 $ 5.90 $ 4.95 $ 4.64 $ 4.46     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,099   3,294   3,417   3,564  2,019  1,387  1,014    143     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.51 $ 17.02 $ 13.03 $  8.40 $16.15 $13.36 $12.38     --     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,877   3,905   3,700   3,245  2,890  2,067    742     --     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-----------------------------------------------------------------------------------------------------------
   Unit value                            $  8.47 $  8.98 $  8.12 $  6.57 $10.75 $10.71     --     --     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,950   2,191   2,571   2,806  3,036  1,134     --     --     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------------------------------
   Unit value                            $  9.52 $ 10.55 $  9.28 $  6.78 $11.58 $11.09     --     --     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,371   1,897   1,377   1,127    772    217     --     --     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.76 $ 10.92 $ 10.96 $ 10.28 $10.85 $ 9.86 $ 9.94     --     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    11,075  12,574  12,957  10,323  7,128  6,212  2,883     --     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.30 $ 11.31 $ 10.78 $ 10.29 $11.15 $10.80 $10.54 $10.46 $10.21
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,817   5,304   5,975   3,340  4,076  4,096  3,152  1,612     84
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.80 $ 14.56 $ 11.72 $  9.41 $14.46 $14.92 $12.84 $12.47 $10.73
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,244   3,545   3,897   3,503  3,740  3,972  2,861  1,702    121
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.93 $ 16.45 $ 14.32 $ 10.16 $17.81 $16.82 $17.74 $17.28     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,129   2,236   2,034   1,665  1,733    578    688     53     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------
   Unit value                            $  7.86 $  8.68 $  8.14 $  6.34 $10.85 $10.76     --     --     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,615   1,576   1,698   1,872  2,332    950     --     --     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------
   Unit value                            $  5.22 $  5.44 $  4.88 $  3.73 $ 6.30 $ 6.30 $ 5.59 $ 5.19     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,683   1,577   1,716   1,764  2,181  2,323  1,420     96     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.00 $ 10.33 $  9.08 $  7.16 $11.50 $11.94 $10.44     --     --
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,403   3,440   3,717   4,223  4,546  4,735  2,313     --     --
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.23 $ 15.31 $ 13.22 $  9.54 $13.34 $12.14 $11.61 $11.31 $10.70
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,664   3,103   2,715   2,079  2,119  1,943  1,920  1,379     85
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-----------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.06 $ 11.95 $ 10.29 $  7.59 $14.42 $13.11 $12.63 $11.82 $10.68
-----------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,634   5,358   3,811     834    861  1,071    674    354     14
-----------------------------------------------------------------------------------------------------------





                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-4

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------
   Unit value                            $13.38 $12.80 $12.21 $11.41 $11.28 $10.75 $10.49 $10.44 $10.18
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    8,406  7,888  7,470  6,075  5,597  5,510  4,598  2,892    202
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.73 $14.48 $13.71 $10.69 $20.51 $18.47 $14.93 $13.09 $11.25
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,045  3,317  3,660  3,883  4,242  4,388  2,637  1,558     68
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.07 $12.10 $10.99 $ 8.40 $14.06 $13.56 $12.09 $11.47 $10.59
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      903    940    905    907  1,045  1,032    794    424     26
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.48 $13.37 $11.97 $ 9.87 $15.97 $15.61 $13.24 $12.52 $11.08
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,652  2,975  3,372  4,032  4,381  4,449  3,350  1,540    106
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                            $13.24 $14.55 $11.61 $ 8.30 $14.89 $13.48 $12.45 $11.63 $10.54
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,111  2,295  2,493  2,663  2,916  3,239  2,543  1,570    142
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $14.14 $16.52 $13.39 $ 9.40 $14.86 $15.04 $13.27 $12.52 $11.01
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,335  2,341  2,352  2,512  2,709  2,904  2,263  1,454    126
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.44 $11.02 $10.47 $ 9.67 $12.80 $12.57 $11.58 $11.38 $10.60
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,746  6,032  5,696  6,014  7,564  8,081  6,661  3,911    371
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.23 $ 8.69 $ 6.89 $ 5.19 $ 9.08 $ 8.87 $ 8.15 $ 7.67     --
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,135  3,507  3,951  4,114  4,708  3,735  1,820     59     --
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------
   Unit value                            $11.30 $12.58 $10.23 $ 8.20 $13.36 $15.00 $13.08 $12.66 $10.95
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,283  4,833  5,478  6,215  7,198  8,534  6,948  3,850    232
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
   Unit value                            $12.99 $13.82 $11.89 $ 7.60 $14.54 $12.46 $11.76 $10.70 $10.32
-------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,540  2,728  2,741  2,241  2,424  2,251  1,745    969     57
-------------------------------------------------------------------------------------------------------





I-5 APPENDIX I: CONDENSED FINANCIAL INFORMATION

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.20%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.70 $ 11.71 $ 10.48 $  8.33 $ 13.87 $ 13.22 $ 11.35 $ 10.63      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,379   3,530   3,887   3,515   3,160   1,827   1,271     728      --      --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.66 $ 11.59 $ 10.93 $ 10.08 $ 11.46 $ 10.96 $ 10.43 $ 10.31      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,265   4,403   4,898   4,014   1,472   1,143     397     373      --      --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.31 $ 11.53 $ 10.70 $  9.47 $ 11.89 $ 11.41 $ 10.62 $ 10.41      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,130   3,479   3,293   2,920   2,173   1,249     849     695      --      --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 48.74 $ 50.54 $ 46.54 $ 40.26 $ 53.95 $ 51.39 $ 47.15 $ 45.53 $ 42.39 $ 36.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,607   3,855   4,129   4,257   4,308   4,475   4,798   5,029   4,208   1,221
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 11.94 $ 10.84 $  8.99 $ 13.34 $ 12.70 $ 11.22 $ 10.65      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,152  11,126  11,520  11,250  10,734   8,825   5,795   3,138      --      --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.14 $ 20.51 $ 15.58 $ 11.62 $ 21.26 $ 18.44 $ 17.12 $ 15.54 $ 13.80 $  9.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,671   1,894   2,049   2,429   2,805   3,494   3,815   4,124   4,091   1,279
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.94 $ 10.00 $  8.15 $  6.43 $  9.77 $ 10.83      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       343     323     341     431     171      78      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.02 $ 21.96 $ 19.79 $ 15.38 $ 24.53 $ 24.54 $ 20.54 $ 20.19 $ 18.49 $ 14.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,142   3,324   3,557   3,698   4,290   4,984   5,635   6,364   5,670   1,591
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.83 $  5.92 $  5.18 $  4.70 $  7.03 $  6.86 $  5.99 $  5.71      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,325   1,394   1,513   1,732   1,373   1,698   1,681     216      --      --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.81 $  7.88 $  7.09 $  5.48 $ 10.13 $  9.14 $  8.79 $  8.18 $  8.00 $  6.33
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       355     388     416     470     554     625     723     782     744     182
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.09 $ 11.77 $ 10.29 $  7.92 $ 13.28 $ 13.23 $ 11.95 $ 11.40 $ 10.41 $  8.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,621   9,703  11,050  12,691  15,162   6,465   7,166   8,080   7,741   2,252
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $229.14 $230.69 $201.51 $158.94 $286.24 $279.98 $256.01 $248.43 $220.33 $149.11
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       228     264     301     330     392     463     545     613     548     222
------------------------------------------------------------------------------------------------------------------------





                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-6

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2011   2010   2009   2008   2007    2006    2005    2004    2003    2002
-------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.62 $14.12 $13.51 $13.31 $ 14.80 $ 14.53 $ 14.13 $ 13.99 $ 13.60 $13.32
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,404  6,327  7,161  7,625  10,033  10,809  11,494  11,977  11,974  3,674
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.11 $ 9.67 $ 8.76 $ 6.68 $ 11.12 $ 10.85      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,017  1,155  1,352  1,290     963     302      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $27.66 $27.58 $24.40 $19.62 $ 31.69 $ 30.56 $ 26.88 $ 26.06 $ 23.92 $18.94
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,013  4,445  4,963  5,596   6,323   7,331   8,383   9,053   8,439  2,393
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.68 $15.84 $13.91 $11.01 $ 18.67 $ 16.57 $ 15.34 $ 14.02 $ 12.84 $ 9.91
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,903  6,973  8,286  9,776  11,637  13,414  14,341  14,238  13,403  2,875
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.05 $ 9.14 $ 7.09 $ 10.52 $ 10.43      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,633  1,752  2,199  2,264   2,628     664      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.76 $ 8.22 $ 7.54 $ 5.94 $  9.52      --      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,065  1,052  1,026    757     863      --      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.67 $12.66 $11.68 $10.14 $ 11.91 $ 11.66 $ 10.51      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      601    480    338    307     362     321      81      --      --     --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $36.53 $38.31 $29.24 $20.92 $ 30.54 $ 28.28 $ 24.09 $ 23.37      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      800    930    996    932     909     341     297      62      --     --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.36 $11.98 $11.41 $11.32 $ 10.76 $  9.97 $  9.75      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,454  1,532  1,509  1,734   1,003     493      38      --      --     --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.99 $18.45 $16.76 $11.30 $ 26.83 $ 19.12 $ 14.12 $ 10.76 $  8.81 $ 5.72
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,235  2,647  3,162  3,004   3,820   4,088   4,095   3,531  27,090    737
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $21.69 $20.85 $20.25 $20.97 $ 20.49 $ 19.41 $ 19.05 $ 19.04 $ 18.91 $18.73
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,594  1,698  2,027  2,492   2,914   3,131   3,491   4,043   4,619  1,850
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.79 $13.15 $12.18 $ 9.11 $ 16.73 $ 14.69 $ 12.47 $ 10.78 $  9.60 $ 7.33
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,273  4,597  4,895  5,199   5,905   6,892   7,621   8,017   6,516  1,628
-------------------------------------------------------------------------------------------------------------------





I-7 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


-----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.41 $ 13.16 $ 12.66 $ 10.08 $ 20.70 $ 18.75 $ 15.37 $ 13.49 $ 11.55 $ 8.65
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,985   3,362   3,842   4,586   5,414   5,626   5,792   5,816   5,125  1,285
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.91 $ 19.21 $ 18.33 $ 14.25 $ 25.30 $ 23.24 $ 18.71 $ 17.09 $ 14.22 $11.24
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,505   2,817   3,102   3,321   4,143   4,607   4,933   4,781   4,396  1,445
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.86 $ 13.74 $ 12.38 $  9.47 $ 15.91 $ 16.31 $ 13.71 $ 13.35 $ 12.19 $ 9.73
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,506   1,724   1,918   2,221   2,625   3,079   3,795   3,942   3,680  1,342
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.07 $  9.58 $  8.50 $  6.80 $ 10.99 $ 10.71 $  9.60 $  9.06 $  8.23 $ 6.83
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,662   1,909   2,214   2,449   2,815   3,293   3,821   4,211   4,026    993
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.82 $  7.73 $  6.75 $  5.02 $  7.96 $  7.07 $  7.20 $  6.34 $  5.92 $ 4.86
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,718   3,063   3,809   3,977   4,750   5,507   5,789   6,068   5,986  2,292
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.31 $ 16.08 $ 14.22 $ 10.67 $ 17.49 $ 15.31 $ 14.38 $ 13.35 $ 12.00 $ 9.39
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,698     953   1,109   1,206   1,461   1,300   1,516   1,558   1,506    496
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.86 $  5.95 $  5.26 $  4.47 $ 10.44 $ 11.24 $ 10.64      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,237     463     382     320     528     605      93      --      --     --
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.94 $ 12.73 $ 11.43 $  9.61 $ 17.16 $ 18.20 $ 15.17 $ 14.56 $ 12.99 $10.22
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,066  11,451  13,118  14,916  18,463  13,475  14,461  15,533  14,531  4,578
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.08 $ 12.26 $ 10.88 $  8.78 $ 12.87 $ 11.77 $ 10.57      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       510     577     532     357     140     117      54      --      --     --
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.15 $ 14.90 $ 13.12 $  9.68 $ 16.40 $ 14.29 $ 11.51      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,001   1,054     939     688     594     240      40      --      --     --
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.20 $ 11.61 $  9.35 $  6.94 $ 13.86 $ 12.98 $ 11.78 $ 11.21 $  9.78 $ 6.89
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,483   6,242   7,234   8,228   9,544  11,305  12,783  13,609  12,491  2,799
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.03 $ 16.79 $ 13.88 $ 10.34 $ 17.32 $ 17.81 $ 16.03 $ 14.57 $ 12.51 $ 9.51
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,139   4,716   5,762   5,211   6,623   8,423   8,724   9,029   8,508  3,161
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.77 $ 31.14 $ 31.51 $ 31.90 $ 31.62 $ 30.57 $ 29.61 $ 29.20 $ 29.33 $29.52
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,109   1,161   1,674   2,708   1,791   1,365   1,411   1,417   1,972  1,554
-----------------------------------------------------------------------------------------------------------------------





                                 APPENDIX I: CONDENSED FINANCIAL INFORMATION I-8

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.48 $ 5.39 $ 5.04 $ 3.93 $ 5.93 $ 4.97 $ 4.66 $ 4.47     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,243  1,575  1,701  1,807    871    143    137     13     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.57 $17.07 $13.06 $ 8.42 $16.17 $13.37 $12.39     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,343  1,445  1,227    971    936    320    133     --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.49 $ 9.00 $ 8.14 $ 6.58 $10.76 $10.71     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      576    673    848    922    999    372     --     --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.55 $10.58 $ 9.29 $ 6.79 $11.59 $11.10     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,013    868    496    328    315    135     --     --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.80 $10.95 $10.99 $10.30 $10.86 $ 9.86 $ 9.94     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,309  3,480  4,278  3,734  1,641  1,522  1,269     --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
   Unit value                            $17.53 $17.53 $16.70 $15.94 $17.26 $16.71 $16.29 $16.17 $15.77 $15.42
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,206  2,529  2,934  2,700  3,276  3,669  4,057  4,383  4,326  1,432
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.11 $16.99 $13.67 $10.97 $16.85 $17.38 $14.94 $14.50 $12.48 $ 8.66
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,831  2,150  2,399  2,545  2,937  3,525  3,854  4,174  3,847  1,053
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $16.12 $16.64 $14.47 $10.27 $17.99 $16.98 $17.90 $17.42     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,328  1,468  1,513  1,438  1,687     96     88     19     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.88 $ 8.70 $ 8.15 $ 6.35 $10.86 $10.76     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      434    468    503    561    775    237     --     --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.26 $ 5.48 $ 4.90 $ 3.75 $ 6.32 $ 6.33 $ 5.61 $ 5.21     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      384    281    340    283    498    473    215     12     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.03 $10.36 $ 9.10 $ 7.17 $11.51 $11.95 $10.44     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      438    446    361    493    559    811    393     --     --     --
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.61 $11.41 $ 9.85 $ 7.10 $ 9.93 $ 9.03 $ 8.63 $ 8.40 $ 7.95 $ 5.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,717  2,554  2,394  1,933  1,978  2,218  2,770  3,237  2,600    551
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $52.09 $56.25 $48.41 $35.69 $67.76 $61.57 $59.29 $55.46 $50.07 $36.85
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      851  1,032    665    162    185    238    264    269    265    161
--------------------------------------------------------------------------------------------------------------





I-9 APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)


------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.46 $13.83 $13.18 $12.32 $12.17 $ 11.59 $ 11.30 $ 11.24 $ 10.96 $10.69
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,905  7,381  7,850  8,401  9,376  10,117  11,139  12,384  12,153  4,285
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.86 $13.41 $12.69 $ 9.89 $18.96 $ 17.07 $ 13.79 $ 12.09 $ 10.38 $ 7.82
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,038  2,387  2,645  2,888  3,283   3,610   3,367   3,660   3,008    923
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.17 $11.11 $10.08 $ 7.70 $12.89 $ 12.42 $ 11.07 $ 10.50 $  9.69 $ 7.65
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,361  1,524  1,573  1,747  2,196   2,469   2,709   2,980   2,952  1,004
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.59 $12.42 $11.11 $ 9.15 $14.81 $ 14.47 $ 12.27 $ 11.60 $ 10.26 $ 7.92
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,549  2,921  3,376  4,173  4,869   5,608   6,137   6,199   5,210  1,722
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.85 $11.92 $ 9.51 $ 6.79 $12.18 $ 11.01 $ 10.17 $  9.50 $  8.60 $ 6.21
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,966  3,508  4,099  4,628  5,331   6,249   7,050   8,108   7,657  2,602
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.23 $15.45 $12.52 $ 8.78 $13.87 $ 14.03 $ 12.38 $ 11.67 $ 10.25 $ 7.38
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,406  2,764  3,037  3,405  4,059   4,691   5,098   5,827   5,443  1,889
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $30.55 $29.43 $27.94 $25.79 $34.12 $ 33.49 $ 30.83 $ 30.28 $ 28.20 $23.29
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,900  2,148  2,255  2,545  3,358   3,901   4,366   4,900   4,511    903
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.28 $ 8.74 $ 6.93 $ 5.21 $ 9.12 $  8.90 $  8.17 $  7.70      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      574    638    736    728    884     680     554      19      --     --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.06 $16.75 $13.62 $10.90 $17.76 $ 19.94 $ 17.38 $ 16.80 $ 14.55 $10.70
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,004  3,404  3,946  4,558  5,608   6,898   7,963   8,796   8,124  2,322
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.16 $11.87 $10.21 $ 6.52 $12.47 $ 10.68 $ 10.07 $  9.16 $  8.83 $ 5.67
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,743  1,987  2,254  2,156  2,575   2,567   2,975   3,498   1,530    306
------------------------------------------------------------------------------------------------------------------





                                APPENDIX I: CONDENSED FINANCIAL INFORMATION I-10

Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------

This information is provided for historical purposes only. The contract is no longer available to new purchasers.


Trustees who are considering the purchase of an Accumulator(R) QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) QP contract to fund a plan for the contract's features and benefits and not for tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trust will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges;
(2) market value adjustments; or (3) benefit base adjustments to an optional benefit.


AXA Equitable's only role is that of the issuer of the contract. AXA Equitable is not the plan administrator. AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the plan trust owner.


Given that required minimum distributions must generally commence from the plan for participants after age 70 1/2, trustees should consider:

..   whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

..   that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

..   that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the plan trust.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

II-1 APPENDIX II: PURCHASE CONSIDERATIONS FOR QP CONTRACTS

Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 15, 2012 to a fixed maturity option with a maturity date of February 15, 2020 (eight years later) at a hypothetical rate to maturity of 7.00% ("h" in the calculations below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 15, 2016/(a)/.



-------------------------------------------------------------------------------------------------------------
                                                                        HYPOTHETICAL ASSUMED RATE TO MATURITY
                                                                        ("J" IN THE CALCULATIONS BELOW)
                                                                        FEBRUARY 15, 2016

                                                                        -------------------------------------
                                                                         5.00%               9.00%
-------------------------------------------------------------------------------------------------------------
AS OF FEBRUARY 15, 2016 BEFORE WITHDRAWAL
-------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount/(b)/                                         $141,389           $121,737
-------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount/(c)/                                          $131,104           $131,104
-------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                  $ 10,285           $ (9,367)
-------------------------------------------------------------------------------------------------------------
ON FEBRUARY 15, 2016 AFTER $50,000 WITHDRAWAL
-------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with the withdrawal:  $  3,637           $ (3,847)
  (3) x [$50,000/(1)]
-------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal:           $ 46,363           $ 53,847
  $50,000 - (4)
-------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                               $ 91,389           $ 71,737
-------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                    $ 84,741           $ 77,257
-------------------------------------------------------------------------------------------------------------
(8) Maturity value/(d)/                                                 $111,099           $101,287
-------------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a)Number of days from the withdrawal date to the maturity date = D = 1,461

(b)Market adjusted amount is based on the following calculation:

      Maturity value  =        $171,882       where j is either 5% or 9%
      ----------------    --------------------
      (1+j)/(D/365)/      (1+j)/(1,461/365)/

(c)Fixed maturity amount is based on the following calculation:

                  Maturity value  =         $171,882
                  ----------------    -----------------------
                  (1+h)/(D/365)/      (1+0.07)/(1,461/365)/

(d)Maturity value is based on the following calculation:

   Fixed maturity amount x (1+h)/(D/365)/  = ($84,741 or $77,257) x
   (1+0.07)/(1,461/365)/

                             APPENDIX III: MARKET VALUE ADJUSTMENT EXAMPLE III-1

Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.


The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:


---------------------------------------------------------------------------------
                                    6% ROLL-UP TO AGE 85 ANNUAL RATCHET TO AGE 85
END OF CONTRACT YEAR  ACCOUNT VALUE     BENEFIT BASE           BENEFIT BASE
---------------------------------------------------------------------------------
         1              $105,000          $106,000/(1)/          $105,000/(3)/
---------------------------------------------------------------------------------
         2              $115,500          $112,360/(2)/          $115,500/(3)/
---------------------------------------------------------------------------------
         3              $129,360          $119,102/(2)/          $129,360/(3)/
---------------------------------------------------------------------------------
         4              $103,488          $126,248/(1)/          $129,360/(4)/
---------------------------------------------------------------------------------
         5              $113,837          $133,823/(1)/          $129,360/(4)/
---------------------------------------------------------------------------------
         6              $127,497          $141,852/(1)/          $129,360/(4)/
---------------------------------------------------------------------------------
         7              $127,497          $150,363/(1)/          $129,360/(4)/
---------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.

6% ROLL-UP TO AGE 85

(1)At the end of contract years 1 and 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2)At the end of contract years 2 and 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.

ANNUAL RATCHET TO AGE 85

(3)At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4)At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.

GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

IV-1 APPENDIX IV: ENHANCED DEATH BENEFIT EXAMPLE

Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

  ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85" Guaranteed minimum death benefit, the Protection Plus/SM/ benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.30)% and 3.70% for the Accumulator(R) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit, Protection Plus/SM/ benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 Annual Ratchet to age 85" Guaranteed minimum death benefit charge, the Protection Plus/SM/ benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.24% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

                                      APPENDIX V: HYPOTHETICAL ILLUSTRATIONS V-1

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
   GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS/SM/
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------------------------------
                                             GREATER OF 6% ROLL-UP
                                             TO AGE 85 OR THE                               LIFETIME ANNUAL    LIFETIME ANNUAL
                                             ANNUAL RATCHET                                 GUARANTEED MINIMUM GUARANTEED MINIMUM
     CONTRACT                                TO AGE 85 GUARANTEED  TOTAL DEATH BENEFIT      INCOME BENEFIT:    INCOME BENEFIT:
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS/SM/ GUARANTEED INCOME  HYPOTHETICAL INCOME
----------------------------------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%         6%         0%           6%          0%        6%       0%        6%
----------------------------------------------------------------------------------------------------------------------------------
60       0    100,000 100,000 93,000  93,000 100,000    100,000    100,000      100,000        N/A       N/A      N/A       N/A

61       1     96,033 102,012 89,033  95,012 106,000    106,000    108,400      108,400        N/A       N/A      N/A       N/A

62       2     92,091 104,012 85,091  97,012 112,360    112,360    117,304      117,304        N/A       N/A      N/A       N/A

63       3     88,170 105,994 82,170  99,994 119,102    119,102    126,742      126,742        N/A       N/A      N/A       N/A

64       4     84,262 107,953 78,262 101,953 126,248    126,248    136,747      136,747        N/A       N/A      N/A       N/A

65       5     80,363 109,883 75,363 104,883 133,823    133,823    147,352      147,352        N/A       N/A      N/A       N/A

66       6     76,467 111,776 73,467 108,776 141,852    141,852    158,593      158,593        N/A       N/A      N/A       N/A

67       7     72,567 113,627 71,567 112,627 150,363    150,363    170,508      170,508        N/A       N/A      N/A       N/A

68       8     68,658 115,426 68,658 115,426 159,385    159,385    183,139      183,139        N/A       N/A      N/A       N/A

69       9     64,732 117,166 64,732 117,166 168,948    168,948    196,527      196,527        N/A       N/A      N/A       N/A

70      10     60,783 118,837 60,783 118,837 179,085    179,085    210,719      210,719     10,584    10,584   10,584    10,584

75      15     40,381 125,790 40,381 125,790 239,656    239,656    295,518      295,518     15,362    15,362   15,362    15,362

80      20     18,147 129,164 18,147 129,164 320,714    320,714    408,999      408,999     21,841    21,841   21,841    21,841

85      25          0 126,692      0 126,692       0    429,187          0      517,472          0    39,700        0    39,700

90      30          0 135,526      0 135,526       0    429,187          0      517,472        N/A       N/A      N/A       N/A

95      35          0 145,935      0 145,935       0    429,187          0      517,472        N/A       N/A      N/A       N/A
----------------------------------------------------------------------------------------------------------------------------------



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

V-2 APPENDIX V: HYPOTHETICAL ILLUSTRATIONS

Appendix VI: Guaranteed principal benefit example

--------------------------------------------------------------------------------


For purposes of these examples, we assume that there is an initial contribution of $100,000, made to the contract on February 15, 2012. We also assume that no additional contributions, no transfers among options and no withdrawals from the contract are made. For GPB Option 1, the example also assumes that a 10 year fixed maturity option is chosen. The hypothetical gross rates of return with respect to amounts allocated to the variable investment options are 0%, 6% and 10%. The numbers below reflect the deduction of all applicable separate account and contract charges and also reflect the charge for GPB Option 2. Also, for any given performance of your variable investment options, GPB Option 1 produces higher account values than GPB Option 2 unless investment performance has been significantly positive. The examples should not be considered a representation of past or future expenses. Similarly, the annual rates of return assumed in the example are not an estimate or guarantee of future investment performance. GPB Options 1 and 2 were only available at issue. The dates in the example are provided for illustrative purposes only.



-----------------------------------------------------------------------------------------------------------------------


                                                                                     ASSUMING   UNDER GPB  UNDER GPB
                                                                                    100% IN FMO OPTION 1   OPTION 2
-----------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2012 based upon a 3.10% rate to
maturity                                                                              100,000     73,670      40,000
-----------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment options on February 15,
2012                                                                                        0     26,330      60,000
-----------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15, 2022                       135,736    100,000      54,294
-----------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2022, assuming a 0% gross rate of
return)                                                                               135,736    120,546  100,000/(1)/
-----------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2022, assuming a 6% gross rate of
return)                                                                               135,736    137,321  132,476/(2)/
-----------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2022, assuming a 10% gross rate of
return)                                                                               135,736    154,520  169,231/(2)/
-----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                                                    ASSUMING 100%
                                                                                     IN VARIABLE
                                                                                     INVESTMENT
                                                                                       OPTIONS
-------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 15, 2012 based upon a 3.10% rate to
maturity                                                                                    --
-------------------------------------------------------------------------------------------------
Initial account value allocated to the variable investment options on February 15,
2012                                                                                   100,000
-------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on February 15, 2022                              0
-------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2022, assuming a 0% gross rate of
return)                                                                                 78,032
-------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2022, assuming a 6% gross rate of
return)                                                                                141,743
-------------------------------------------------------------------------------------------------
Annuity account value (computed by adding together the value at the maturity date of the applicable fixed maturity option plus the value of amounts in the variable investment options on February 15, 2022, assuming a 10% gross rate of
return)                                                                                207,064
-------------------------------------------------------------------------------------------------


(1)Since the annuity account value is less than the alternate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $3,275 in this example.
(2)Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.


                          APPENDIX VI: GUARANTEED PRINCIPAL BENEFIT EXAMPLE VI-1

Appendix VII: Protection Plus/SM/ example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes Protection Plus for an annuitant age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. If you purchased your contract after approximately September 2003, the example shown in the second and third columns apply. For all other contract owners, the example in the last two columns apply. The calculation is as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                     $3000        $6000
                                                                                                  WITHDRAWAL - WITHDRAWAL -
                                                                                                    PRO RATA     PRO RATA
                                                  NO WITHDRAWAL $3000 WITHDRAWAL $6000 WITHDRAWAL  TREATMENT    TREATMENT
---------------------------------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                             100,000        100,000          100,000        100,000      100,000
---------------------------------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal./(1)/         104,000        104,000          104,000        104,000      104,000
---------------------------------------------------------------------------------------------------------------------------
C   PROTECTION PLUS EARNINGS: Death Benefit less      4,000          4,000            4,000           N/A          N/A
    net contributions (prior to the withdrawal
    in D). B minus A.
---------------------------------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                          0            3,000            6,000          3,000        6,000
---------------------------------------------------------------------------------------------------------------------------
E   WITHDRAWAL % AS A % OF AV (ASSUMING DEATH         0.00%           N/A              N/A           2.88%        5.77%
    BENEFIT = AV) greater of D divided by B
---------------------------------------------------------------------------------------------------------------------------
F   EXCESS OF THE WITHDRAWAL OVER THE PROTECTION        0              0              2,000           N/A          N/A
    PLUS EARNINGS greater of D minus C or zero
---------------------------------------------------------------------------------------------------------------------------
G   NET CONTRIBUTIONS (adjusted for the              100,000        100,000          98,000         97,115       94,231
    withdrawal in D) A reduced for E or F
---------------------------------------------------------------------------------------------------------------------------
H   DEATH BENEFIT (adjusted for the withdrawal       104,000        101,000          98,000         101,000      98,000
    in D)
    B minus D
---------------------------------------------------------------------------------------------------------------------------
I   DEATH BENEFIT LESS NET CONTRIBUTIONS              4,000          1,000              0            3,885        3,769
    H minus G
---------------------------------------------------------------------------------------------------------------------------
J   PROTECTION PLUS FACTOR                             40%            40%              40%            40%          40%
---------------------------------------------------------------------------------------------------------------------------
K   PROTECTION PLUS BENEFIT I times J                 1,600           400               0            1,554        1,508
---------------------------------------------------------------------------------------------------------------------------
L   DEATH BENEFIT: Including Protection Plus H       105,600        101,400          98,000         102,554      99,508
    plus K
---------------------------------------------------------------------------------------------------------------------------

(1)The Death Benefit is the greater of the Account Value or any applicable death benefit.

VII-1 APPENDIX VII: PROTECTION PLUS/SM/ EXAMPLE

Appendix VIII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------


Certain information is provided for historical purpose only. The contract is no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


The following information is a summary of the states where the Accumulator(R) contract or certain features and/or benefits are either not available or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also the "Contract Variations" appendix later in this Prospectus for information about the availability of certain features and their charges, if applicable, under your contract.

STATES WHERE CERTAIN ACCUMULATOR(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


-----------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS               AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------------
CALIFORNIA  See "Contract features and          If you reside in the state of
----------- benefits"--"Your right to           California and you are age 60
            cancel within a certain number of   and older at the time the contract
            days"                               is issued, you may return
            ----------------------------------- your variable annuity contract within 30 days from the date
                                                that you receive it and receive a
                                                refund as described below.
                                                If you allocate your entire
                                                initial contribution to the money
                                                market account (and/or guaranteed
                                                interest option, if avail- able),
                                                the amount of your refund will be
                                                equal to your
                                                contribution, unless you make a
                                                transfer, in which case the
                                                amount of your refund will be
                                                equal to your account value
                                                on the date we receive your
                                                request to cancel at our pro-
                                                cessing office. This amount could
                                                be less than your initial
                                                contribution. If you allocate any
                                                portion of your initial con-
                                                tribution to the variable
                                                investment options (other than the
                                                money market account) and/or fixed
                                                maturity options, your
                                                refund will be equal to your
                                                account value on the date we
                                                receive your request to cancel at
                                                our processing office.
--                                              -----------------------------------
-----------------------------------------------------------------------------------
FLORIDA     See "Transfer of ownership,         The second paragraph in this
            collateral assignments, loans and   section is deleted.
            borrowing" in "More information"
-----------------------------------------------------------------------------------
ILLINOIS    See "Selecting an annuity payout    Annuity payments may be elected
            option" under "Your annuity payout  twelve months from the contract options" in "Accessing your money"  date.
-----------------------------------------------------------------------------------



                       APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR
                              VARIATIONS OF CERTAIN FEATURES AND BENEFITS VIII-1

-------------------------------------------------------------------------------------------------------------------------------
 STATE         FEATURES AND BENEFITS                                         AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------------------------------
ILLINOIS       Notice to all Illinois contract owners                        Illinois law provides that a spouse in a civil
(CONTINUED)                                                                  union and a spouse in a marriage are to be
                                                                             treated identically. For pur-poses of your
                                                                             contract, when we use the term "married", we
                                                                             include "parties to a civil union" and when we
                                                                             use the word "spouse" we include "parties to a
                                                                             civil union". While civil union spouses are
                                                                             afforded the same rights as married spouses under
                                                                             Illinois law, tax-related advantages such as
                                                                             spousal continuation are derived from federal tax
                                                                             law. Illi-nois' Civil Union Law does not and
                                                                             cannot alter federal law. The federal Defense of
                                                                             Marriage Act excludes civil unions and civil
                                                                             union partners from the meaning of the word
                                                                             "marriage" or "spouse" in all federal laws.
                                                                             Therefore, a civil union spouse does not qualify
                                                                             for the same tax advan-tages provided to a
                                                                             married spouse under federal law, including the
                                                                             tax benefits afforded to the surviving spouse of
                                                                             an owner of an annuity contract or any rights
                                                                             under specified tax-favored savings or retirement
                                                                             plans or arrangements.
-------------------------------------------------------------------------------------------------------------------------------
MARYLAND       Fixed maturity options                                        Not Available

               Guaranteed principal benefit option1 and Guaranteed prin-     Not Available
               cipal benefit option 2
-------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS  Automatic investment program                                  Not Available

               Annual administrative charge                                  The annual administrative charge will not be
                                                                             deducted from amounts allocated to the Guaranteed
                                                                             interest option.
               See "How you can purchase and contribute to your contract"    Additional contributions are limited to the first
               in "Contract features and benefits" and "Appendix XI"         three years after the contract issue date only.

               See "Disability, terminal illness, or confinement to nursing  This section is deleted in its entirety.
               home" under "Withdrawal charge" in "Charges and
               expenses"
-------------------------------------------------------------------------------------------------------------------------------
MINNESOTA      See "Principal Protector/SM/ " in "Contract features and      Principal Protector/SM/ is discontinued if the
               benefits" and "Beneficiary continuation option" in            Beneficiary con-tinuation option is elected.
               "Payment of death benefit"
-------------------------------------------------------------------------------------------------------------------------------
NEW YORK       Greater of the 6% Roll-Up or Annual Ratchet Guaranteed        Not Available (you have a choice of the standard
               minimum death benefit                                         death benefit or the Annual Ratchet to age 85
                                                                             guaranteed mini- mum death benefit), as described
                                                                             earlier in this Prospectus.

               Guaranteed minimum death benefit/guaranteed minimum           Not Available
               income benefit roll-up benefit base reset

               Principal Protector/SM/                                       Not Available

               Protection Plus/SM/                                           Not Available

               See "Contract features and benefits"--"Self directed          No more than 25% of any contribution may be
               allocation" (for contracts issued from approximately          allocated to the guaranteed interest option.
               February 2004 to February 2009).

               See "Insufficient account value" in "Determining your         If your account value in the variable investment
               contract's value"                                             options and the fixed maturity options is
                                                                             insufficient to pay the annual administrative
                                                                             charge, or the Annual Ratchet to age 85 death
                                                                             benefit charge and/or the guaranteed minimum
                                                                             income benefit charge, and you have no account
                                                                             value in the guaranteed interest option, your
                                                                             contract will terminate without value, and you
                                                                             will lose any applicable benefits. See "Charges
                                                                             and expenses" earlier in this Prospectus.
-------------------------------------------------------------------------------------------------------------------------------


       APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR
VIII-2 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

--------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS
--------------------------------------------------------------------------
NEW YORK,    See "Transferring your account value" in "Transferring your
(CONTINUED)  money among investment options" (for contracts issued from approximately February 2004 to February 2009).





             See "Rebalancing your account value" in "Transferring your money among investment options" (for contracts issued from approximately February 2004 to February
             2009).

             See "The amount applied to purchase an annuity payout option" in "Accessing your money"


             See "Annuity maturity date" in "Accessing your money"


                                                                          Maximum
                                                                          Annuitization age
                                                                          -----------------                   -
                                                                          90
                                                                          91
                                                                          92
                                                                          93
                                                                          94
                                                                          95


             See "Charges and expenses"




















----------------------------------------------------------------------------------
AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------
The following information is added as the sixth and seventh bullets in this section:

..   In all contract years, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

Under Option II, transfers into the Guaranteed interest option are not permitted if they violate the transfer rules.



For fixed annuity period certain payout options only, the amount applied to the annuity benefit is the greater of the cash value or 95% of what the account value would be if no withdrawal charge applied.

The maturity date by which you must take a lump sum withdrawal or select an annuity payout option is as follows:

           Maximum
Issue age  Annuitization age
---------  -----------------                   -
0-80       90
81         91
82         92
83         93
84         94
85         95

Please see this section earlier in this Prospectus for more information.
With regard to the Annual administrative, Annual Ratchet to age 85 death benefit, Guaranteed principal benefit op-tion 2 and Guaranteed minimum income benefit charges, respectively, we will deduct the related charge, as follows for each: we will deduct the charge from your value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first.
If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averag-ing (not available if the Guaranteed principal benefit option is elected). If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

Deductions from the fixed maturity options (including the Special 10 year fixed maturity option) cannot cause the credited net interest for the contract year to fall below 1.5%.


                       APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR
                              VARIATIONS OF CERTAIN FEATURES AND BENEFITS VIII-3

----------------------------------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS                         AVAILABILITY OR VARIATION
----------------------------------------------------------------------------------------------------------------------------------
NEW YORK,                                                  With regard to the Annual administrative, either enhanced
(CONTINUED)                                                death benefit and the Guaranteed minimum income benefit
                                                           charges only, if your account value in the variable investment options and the fixed maturity options is insufficient to pay the applicable charge, and you have no account value in the
                                                           guaranteed interest option, your contract will terminate without value and you will lose any applicable guaranteed benefits.
                                                           Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

             Fixed maturity options -- withdrawal charges  The withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 7% and will be determined by applying the New York Alternate Scale I shown below. If you withdraw amounts that have been trans-
                                                           ferred from one fixed maturity option to another, we use the
                                                           New York Alternate Scale II (also shown below) if it produces a higher charge than Alternate Scale I.

                                                           The withdrawal charge may not exceed the withdrawal charge that would normally apply to the contract. If a contribution has been in the contract for more than 7 years and therefore would have no withdrawal charge, no withdrawal charge will apply.
                                                           Use of a New York Alternate Scale can only result in a lower charge. We will compare the result of applying Alternate Scale I or II, as the case may be, to the result of applying the normal withdrawal charge, and will charge the lower withdrawal
                                                           charge.
                                                           NY ALTERNATE SCALE I                    NY ALTERNATE SCALE II

                                                           Year of investment in fixed             Year of transfer within fixed
                                                           maturity option/(1)/                    maturity option*
                                                           -----------------------------------------------------------------------
                                                                  Within year 1          7%        Within year 1          5%
                                                                    2                    6%              2                4%
                                                                    3                    5%              3                3%
                                                                    4                    4%              4                2%
                                                                    5                    3%              5                1%
                                                                    6                    2%        After year 5           0
                                                                    7                    1%
                                                           -----------------------------------------------------------------------
                                                                   After year 7          0%        Not to exceed 1% times the
                                                                                                   number of years remaining in
                                                                                                   the fixed maturity option,
                                                                                                   rounded to the higher number
                                                                                                   of years. In other words, if 4.
                                                                                                   years remain, it would be a 5%
                                                                                                   charge.
                                                           -----------------------------------------------------------------------

                                                           (1)Measured from the contract date anniversary prior to the date of the contribution or transfer

                                                           If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.
----------------------------------------------------------------------------------------------------------------------------------


       APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR
VIII-4 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

------------------------------------------------------------------------------------------------------------------------------------
 STATE       FEATURES AND BENEFITS                                 AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK,                                                          You should consider that on the maturity date of a fixed
(CONTINUED)                                                        maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market
                                                                   option.

                                                                   The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower
                                                                   "free withdrawal amount" than what would normally apply,
                                                                   should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.
------------------------------------------------------------------------------------------------------------------------------------
OREGON       Fixed maturity options                                Not Available

             Guaranteed principal benefit option 1 and Guaranteed Not Available principal benefit option 2

             Flexible Premium IRA and Flexible Premium Roth IRA    Not Available

             See "How you can purchase and contribute to your      Subsequent contributions are not permitted. This is a single
             contract" in "Contract features and benefits" and        premium product.
             "Appendix XI"
                                                                   Section 1035 exchanges, rollovers, multiple assignments
                                                                      and/or transfers are permitted provided that all doc-
                                                                      umentation is complete and received with the application.
             See "Lifetime required minimum distribution with-     We generally will not impose a withdrawal charge on minimum
             drawals" in "Accessing your money"                    distribution withdrawals even if you are not enrolled in our automatic RMD service except if, when added to a lump sum
                                                                   withdrawal previously taken in the same contract year, the minimum distribution withdrawals exceed the 10% free with-
                                                                   drawal amount. In order to avoid a withdrawal charge in con-
                                                                   nection with minimum distribution withdrawals outside of our automatic RMD service, you must notify us using our request form. Such minimum distribution withdrawals must be based
                                                                   solely on your contract's account value.

             See "Selecting an annuity payout option" in           The annuity commencement date may not be earlier than seven
             "Accessing your money"                                years from the contract issue date.

             See "Disability, terminal illness, or confinement to  Item (i) is deleted in its entirety.
             nursing home" under "Withdrawal charge" in
             "Charges and expenses"

             Automatic Investment Program                          Not Available

             See "Special dollar cost averaging program" in        The special dollar cost averaging program may only be selected
             "Contract Features and Benefits"                      at the time of application.

             See "We require that the following types of           The following is added:
             communications be on specific forms we provide for      (20) requests for required minimum distributions, other than
             that purpose:" in "Who is AXA Equitable?"               pursuant to our automatic RMD service.
------------------------------------------------------------------------------------------------------------------------------------


                       APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR
                              VARIATIONS OF CERTAIN FEATURES AND BENEFITS VIII-5

-------------------------------------------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS                                  AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA  Contributions                                          Your contract refers to contributions as premiums.

              Contribution age limitations                           The following contribution limits apply:

                                                                                                    Maximum
                                                                     Issue age                      Contribution age
                                                                     ---------                      ----------------
                                                                     0-75                           79
                                                                     76                             80
                                                                     77                             81
                                                                     78-80                          82
                                                                     81-83                          84
                                                                     84                             85
                                                                     85                             86

              Special dollar cost averaging program                  In Pennsylvania, we refer to this program as "enhanc
                                                                     dollar cost averaging."

              Withdrawal charge schedule for issue ages 84 and 85    For annuitants that are ages 84 and 85 when the cont
                                                                     issued in Pennsylvania, the withdrawal charge will b
                                                                     computed in the same manner as for other contracts a
                                                                     described in "Charges and expenses" under "Withdrawa
                                                                     charge" earlier in this Prospectus, except that the
                                                                     withdrawal charge schedule will be different. For th
                                                                     contracts, the withdrawal charge schedule will be 5%
                                                                     each contribution made in the first contract year, d
                                                                     by 1% each subsequent contract year to 0% in the six
                                                                     later contract years.
              See "Annuity maturity date" in "Accessing your money"  The maturity date by which you must take a lump sum drawal or select an annuity payout option is as foll

                                                                                                    Maximum
                                                                     Issue age                      annuitization age
                                                                     ---------                      -----------------
                                                                     0-75                           85
                                                                     76                             86
                                                                     77                             87
                                                                     78-80                          88
                                                                     81-85                          90

              Loans under Rollover TSA contracts                     Taking a loan in excess of the Internal Revenue Code
                                                                     may result in adverse tax consequences. Please consu
                                                                     tax adviser before taking a loan that exceeds the In
                                                                     Revenue Code limits.
-------------------------------------------------------------------------------------------------------------------------

PUERTO RICO   IRA, Roth IRA, Inherited IRA, QP and Rollover TSA      Not Available
              contracts

              Beneficiary continuation option (IRA)                  Not Available

              Tax Information -- Special rules for NQ contracts      Income from NQ contracts we issue is U.S. source. A
                                                                     Rico resident is subject to U.S. taxation on such U.
                                                                     income. Only Puerto Rico source income of Puerto Ric
                                                                     residents is excludable from U.S. taxation. Income f
                                                                     contracts is also subject to Puerto Rico tax. The ca
                                                                     of the taxable portion of amounts distributed from a
                                                                     may differ in the two jurisdictions. Therefore, you
                                                                     to file both U.S. and Puerto Rico tax returns, showi
                                                                     different amounts of income from the contract for ea
                                                                     return. Puerto Rico generally provides a credit agai
                                                                     Rico tax for U.S. tax paid. Depending on your person
                                                                     situation and the timing of the different tax liabil
                                                                     may not be able to take full advantage of this credi
-------------------------------------------------------------------------------------------------------------------------

       APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR
VIII-6 VARIATIONS OF CERTAIN FEATURES AND BENEFITS

-------------------------------------------------------------------------------------------------------------------------------
 STATE      FEATURES AND BENEFITS                                     AVAILABILITY OR VARIATION
-------------------------------------------------------------------------------------------------------------------------------
TEXAS       See "Annual administrative charge" in "Charges and        The annual administrative charge will not be deducted
            expenses"                                                 from amounts allocated to the Guaranteed interest option.
-------------------------------------------------------------------------------------------------------------------------------
UTAH        See "Transfers of ownership, collateral assignments,      The second paragraph in this section is deleted.
            loans and borrowing" in "More information"
-------------------------------------------------------------------------------------------------------------------------------
VERMONT     Loans under Rollover TSA contracts                        Taking a loan in excess of the Internal Revenue Code
                                                                      limits may result in adverse tax consequences. Please
                                                                      consult your tax adviser before taking a loan that
                                                                      exceeds the Internal Revenue Code limits.
-------------------------------------------------------------------------------------------------------------------------------
WASHINGTON  Guaranteed interest option (for contracts issued from     Not Available
            approximately December 2004-December 2006)

            Investment simplifier -- Fixed-dollar option and          Not Available
            Interest sweep option

            Fixed maturity options                                    Not Available

            Guaranteed Principal Benefit Options 1 and 2              Not Available

            Income Manager(R) payout option                           Not Available

            Protection Plus/SM/                                       Not Available

            Special dollar cost averaging program (for contracts      .   Available only at issue.
            issued from approximately December 2004-December 2006)    .   Subsequent contributions cannot be used to elect new
                                                                          programs. You may make subsequent contributions to
                                                                          the initial programs while they are still running.
            See "Guaranteed minimum death benefit" in "Contract       You have a choice of the standard death benefit, the
            features and benefits"                                    Annual Ratchet to age 85 enhanced death benefit, or the
                                                                      Greater of 4% Roll-Up to age 85 or the Annual Ratchet to
                                                                      age 85 enhanced death benefit.
            See "Annual administrative charge" in "Charges and        The annual administrative charge will be deducted from
            ex-penses"                                                the value in the variable investment options on a pro
                                                                      rata basis.

            See "Withdrawal charge" in "Charges and expenses"         The 10% free withdrawal amount applies to full
                                                                      surrenders.

            See "Disability, terminal illness, or confinement to      The annuitant has qualified to receive Social Security
            nursing home" under "Withdrawal charge" in "Charges and   dis-ability benefits as certified by the Social Security
            ex-penses"                                                Admin-istration or a statement from an independent U.S.
                                                                      licensed physician stating that the annuitant meets the
                                                                      definition of total disability for at least 6 continuous
                                                                      months prior to the notice of claim. Such disability
                                                                      must be re-certified every 12 months.
-------------------------------------------------------------------------------------------------------------------------------


                        APPENDIX VIII: STATE CONTRACT AVAILABILITY AND/OR
                              VARIATIONS OF CERTAIN FEATURES AND BENEFITS VIII-7

Appendix IX: Contract variations

--------------------------------------------------------------------------------

The contract described in this Prospectus is no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. The contract may have been available in your state past the approximate end date below. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VIII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

--------------------------------------------------------------
 APPROXIMATE TIME
 PERIOD              FEATURE/BENEFIT      VARIATION
--------------------------------------------------------------
April 2002-December  We require that a    Authorization for
2003                 specific form that   telephone transfers
                     we provide be used   by your financial
                     for certain types    professional are
                     of communications.   available only for
                                          contracts
                                          distributed through
                                          AXA Distributors.
--------------------------------------------------------------

April 2002-November  Inherited IRA        Unavailable --
2002                 beneficiary          accordingly, all
                     Continuation         references in this
                     contract             Prospectus to
                                          "Inherited IRA
                                          beneficiary
                                          Continuation
                                          contract" are
                                          de-leted in their
                                          entirety.
--------------------------------------------------------------

April 2002-February  Guaranteed minimum   The fee for this
2003                 income benefit       benefit was 0.45%.
                     Annual Ratchet to    The fee for this
                     age 85               benefit was 0.20%.
                     6% Roll-Up to age 85 The fee for this
                     The Greater of 6%    benefit was 0.35%.
                     Roll-Up to age 85    The fee for this
                     of the               benefit was 0.45%.
                     Annual Ratchet to
                     age 85
--------------------------------------------------------------

April 2002-August    Annuitant issue age  Ages 86-90. For
2003                                      contracts with an
                                          annui-tant who was
                                          age 86-90 at issue,
                                          the fol-lowing
                                          apply: (1) standard
                                          death benefit only
                                          was available, and
                                          (2) no withdrawal
                                          charge applies.
--------------------------------------------------------------

April                The guaranteed       GPB 2 -- unavailable
2002-September 2003  principal benefits   GPB 1 known as
                                          Principal
                                          assurance.GPB 1
                                          available with both
                                          systematic and
                                          sub-stantially
                                          equal
                                          withdrawals.GPB 1
                                          avail-able with the
                                          Guaranteed minimum
                                          income benefit.

                     Spousal protection   Unavailable --
                                          accordingly, all
                                          references in this
                                          Prospectus to
                                          "Spousal
                                          protection" are
                                          deleted in their
                                          entirety.

                     Maximum              The maximum
                     contributions        contributions
                                          permitted under all
                                          Accumulator series
                                          contracts with the
                                          same owner or
                                          annuitant is
                                          $1,500,000.

                     Guaranteed minimum   84 (not including
                     death benefit        Flexible Premium
                     maximum issue age    IRA, Inherited IRA
                                          and QP contracts)
--------------------------------------------------------------

IX-1 APPENDIX IX: CONTRACT VARIATIONS

--------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD              FEATURE/BENEFIT           VARIATION
--------------------------------------------------------------------------------------------------------------------------
April 2002-September 2003, continued  Protection Plus           The maximum issue age for this benefit was 79.

                                                                For issue ages 71-79, the applicable death benefit will
                                                                be multiplied by 25%.

                                                                In calculating the death benefit, contributions are de-
                                                                creased for withdrawals on a pro rata basis.

                                      Charges we deduct from    Mortality and expense risks                    0.75%
                                      your variable
                                      invest-ment options       Administrative                                 0.25%
                                      expressed as an annual
                                      percent-age of daily net  Distribution                                   0.20%
                                      assets and                                                               -----------
                                      Administrative charge
                                                                Total Separate account annual expenses         1.20%

                                      Guaranteed option charges If the contract is surrendered or annuitized or the death benefit is paid on a date other than the contract date
                                                                anniversary, we will not deduct a pro rata portion of
                                                                the charge for any applicable guaranteed benefit.

                                      Withdrawals treated as    We will not treat a withdrawal that results in a cash
                                      surrenders                value of less than $500 as a request for a surrender.
                                                                We will not terminate your contract if you do not make
                                                                contributions for three contract years.

                                      Guaranteed minimum        Subject to state availability, this option guarantees you
                                      income benefit option     a minimum amount of fixed income under your choice
                                                                of a life annuity fixed payout option or an Income
                                                                Manager(R) level payment life with a period certain pay-
                                                                out option known as the Living Benefit.

                                      Partial withdrawals       Your free withdrawal amount is 15%.

                                      Systematic withdrawals    Your systematic withdrawal may not exceed 1.20%
                                                                (monthly), 3.60% (quarterly) or 15% (annually) of ac-
                                                                count value.

                                      How withdrawals (and      If you take a withdrawal(s) up to 6% of your
                                      transfers out of the      benefit base during a contract year, your benefit base will
                                      Special 10 year fixed     be reduced on a dollar-for-dollar basis on the Guaranteed
                                      maturity option) affect   minimum income benefit and the Guaranteed minimum
                                      your Guaranteed minimum   death benefit (including the Greater of 6% Roll-Up to age
                                      income benefit,           85 and the Annual Ratchet to age 85 enhanced death
                                      Guaranteed minimum death  benefit). Once a withdrawal is taken that causes the sum
                                      benefit and Guaranteed    of withdrawals in a contract year to exceed 6% of your
                                      principal benefit option  benefit base, each guaranteed benefit base will then be
                                      2                         reduced pro rata.
--------------------------------------------------------------------------------------------------------------------------

April 2002-March 2004                 Protection Plus/SM/       For the state of Minnesota only: Unavailable -- accord-
                                      benefit                   ingly, all references in this Prospectus to "Protection
                                                                Plus/SM/" are deleted in their entirety.
--------------------------------------------------------------------------------------------------------------------------

April 2002-July 2004                  Principal Protector/SM/   Unavailable -- accordingly, all references in
                                      benefit                   this Prospectus to "Principal Protector" are deleted in
                                                                their entirety.
--------------------------------------------------------------------------------------------------------------------------

April 2002-December 2004              Termination of            Your guaranteed benefits will not automaticall
                                      guaranteed benefits       terminate if you change ownership of your NQ
                                                                contract.

                                      Ownership Transfer of NQ  If you transfer ownership of your NQ contract, your guaranteed benefit options will not be automatically
                                                                terminated.
--------------------------------------------------------------------------------------------------------------------------


                                           APPENDIX IX: CONTRACT VARIATIONS IX-2

-------------------------------------------------------------------------------

 APPROXIMATE
 TIME
 PERIOD        FEATURE/BENEFIT              VARIATION
-------------------------------------------------------------------------------
April          No lapse guarantee           Unavailable. Accordingly, all
2002-January                                references to this feature are
2005                                        deleted in their entirety.
-------------------------------------------------------------------------------
April          Roll-Up benefit base reset   Unavailable. Accordingly, all
2002-October                                references to this feature are
2005                                        deleted in their entirety.
-------------------------------------------------------------------------------

February       Annual Ratchet to age 85     The fee for this benefit is 0.30%.
2003-September 6% Roll-Up to age 85         The fee for this benefit is 0.45%.
2003           Guaranteed minimum income    The fee for this benefit is 0.60%.
               benefit
-------------------------------------------------------------------------------

September      Guaranteed minimum income
2003-January   benefit and Greater of the
2004           6% Roll-Up to age 85 or the
               Annual Ratchet to age 85
               enhanced death benefit:

               .   Benefit base crediting
                   rate
                                            The effective annual interest
                                            credited to the applicable benefit
                                            base is 5%./(1) /Accordingly, all
                                            references in this Prospectus to
                                            the "6% Roll-Up benefit base" are
                                            deleted in their entirety and
                                            replaced with "5% Roll-Up benefit
                                            base."

               .   Fee table
                                            Greater of the 5% Roll-Up to age
                                            85 or the Annual Ratchet to age 85
                                            enhanced death benefit charge:
                                            0.50%./(1)/
                                            Guaranteed minimum income benefit
                                            charge: 0.55%/(1)/

September      .   Effect of withdrawals    Withdrawals will reduce each of
2003-January       on your Greater of the   the benefit bases on a pro rata
2004,              5% Roll-Up to age 85 or  basis only.
continued          the Annual Ratchet to
                   age 85 enhanced death
                   benefit
-------------------------------------------------------------------------------

September      How withdrawals affect your  In calculating whether your
2003-February  Guaranteed minimum income    withdrawal will reduce your
2004 (for      benefit and Greater of the   Roll-Up benefit base portion of
the            6% Roll-Up to age 85 or the  your Guaranteed minimum income
Guaranteed     Annual Ratchet to age 85     benefit base on a pro rata or
minimum        enhanced death benefit:      dollar-for-dollar basis,
income                                      withdrawal charges will be
benefit)                                    included in the withdrawal amount.
and
January
2004-February
2005 (for
the
Greater
of the 6%
Roll-Up
to age 85
or the
Annual
Ratchet
to age 85
enhanced
death
benefit:)
-------------------------------------------------------------------------------

September      6% Roll-Up to age 85         Unavailable -- accordingly all
2003-February  enhanced death benefit       references to this feature are
2009                                        deleted in their entirety.
-------------------------------------------------------------------------------

January        Greater of 5% Roll-Up to     Unavailable -- accordingly all
2004-February  age 85 or the Annual         references to this feature are
2009           Ratchet to age 85 enhanced   deleted in their entirety.
               death benefit
-------------------------------------------------------------------------------
(1)Contract owners who elected the Guaranteed minimum income benefit and/or the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit had a limited opportunity to change to the new versions of these benefits, as they are described in "Contract features and benefits" and "Accessing your money," earlier in this Prospectus.

IX-3 APPENDIX IX: CONTRACT VARIATIONS

Appendix X: Tax-sheltered annuity contracts (TSAs)


With limited exceptions, we no longer accept contributions to the contracts. Please see "How you can contribute to your contract" under "Contract features and benefits" earlier in this Prospectus for more information.



--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under
Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.

PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) TSA CONTRACTS

Contributions to an Accumulator(R) TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.

DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Rollover TSA contract as not eligible for withdrawal until:

..   the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

..   the owner dies; or

..   the plan under which the Accumulator(R) TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

                          APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS) X-1

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.

EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

..   The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

   (1)the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

   (2)$50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

..   In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

..   All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

..   the loan does not qualify under the conditions above;

..   the participant fails to repay the interest or principal when due; or

..   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

X-2 APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer or contract exchange under the same 403(b) plan) are not distributions.

REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION.

The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70 1/2 . You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70 1/2, as follows:

..   For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70 1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

..   403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70 1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.

SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59 1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59 1/2 penalty tax include distributions made:

..   on or after your death; or

..   because you are disabled (special federal income tax definition); or

..   to pay for certain extraordinary medical expenses (special federal income tax definition); or

..   in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

..   in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).

                          APPENDIX X: TAX-SHELTERED ANNUITY CONTRACTS (TSAS) X-3

Appendix XI: Rules regarding contributions to your contract

With limited exceptions, we no longer accept contributions to the contracts. We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.


--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
 CONTRACT  AVAILABLE FOR
 TYPE      ANNUITANT ISSUE AGES/(1)/  MINIMUM CONTRIBUTIONS     SOURCE OF CONTRIBUTIONS      LIMITATIONS ON CONTRIBUTIONS/(2)/
---------------------------------------------------------------------------------------------------------------------------------
NQ              0 through 85          $5,000 (initial)          After-tax money.             For annuitants up to age 83
                                                                                                at contract issue, no
                                      $500 (additional)         Paid to us by check or          additional contributions may
                                                                   transfer of contract         be made after attainment of
                                      $100 monthly and $300        value in a tax-deferred      age 84, or, if later, the first
                                         quarterly under our       exchange under               contract date anniversary./(1)/
                                         automatic investment      Section 1035 of the
                                         program (additional)      Internal Revenue Code.    For annuitants age 84 or
                                                                                                older at contract issue,
                                                                                                additional contributions may
                                                                                                be made up to one year
                                                                                                from contract issue./(1)/
---------------------------------------------------------------------------------------------------------------------------------
Rollover        20 through 85         $5,000 (initial)          Eligible rollover            For annuitants up to age 83
IRA                                                                distributions from           at contract issue, no
                                      $50 (additional)             403(b) plans, qualified      additional contributions may
                                                                   plans, and                   be made after attainment of
                                                                   governmental employer        age 84, or, if later, the first
                                                                   457(b) plans.                contract date anniversary./(1)/

                                                                Rollovers from another       For annuitants age 84 or
                                                                   traditional individual       older at contract issue,
                                                                   retirement                   additional contributions may
                                                                   arrangement.                 be made up to one year
                                                                                                from contract issue./(1)/
                                                                Direct custodian-to-
                                                                   custodian transfers       Contributions after age
                                                                   from another                 70 1/2 must be net of
                                                                   traditional individual       required minimum
                                                                   retirement                   distributions.
                                                                   arrangement.
                                                                                             Although we accept regular
                                                                Regular IRA                     IRA contributions (limited to
                                                                   contributions.               $5,000) under rollover IRA
                                                                                                contracts, we intend that
                                                                Additional catch-up             the contract be used
                                                                   contributions.               primarily for rollover and
                                                                                                direct transfer contributions.

                                                                                             Additional catch-up
                                                                                                contributions of up to
                                                                                                $1,000 per calendar year
                                                                                                where the owner is at least
                                                                                                age 50 but under age 70 1/2
                                                                                                at any time during the
                                                                                                calendar year for which the
                                                                                                contribution is made.
---------------------------------------------------------------------------------------------------------------------------------


XI-1 APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

-----------------------------------------------------------------------------------------------------------------------------
 CONTRACT  AVAILABLE FOR
 TYPE      ANNUITANT ISSUE AGES/(1)/  MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS/(2)/
-----------------------------------------------------------------------------------------------------------------------------
Roth            20 through 85          $5,000 (initial)      Rollovers from another      For annuitants up to age 83
Conversion                                                      Roth IRA.                   at contract issue, no
IRA                                    $50 (additional)                                     additional contributions may
                                                             Rollovers from a               be made after attainment of
                                                                "designated Roth            age 84, or, if later, the first
                                                                contribution account"       contract date anniversary./(1)/
                                                                under specified
                                                                retirement plans.        For annuitants age 84 or
                                                                                            older at contract issue,
                                                             Conversion rollovers           additional contributions may
                                                                from a traditional IRA      be made up to one year
                                                                or other eligible           from contract issue.*
                                                                retirement plan.
                                                                                         Conversion rollovers after
                                                             Direct transfers from          age 70 1/2 must be net of
                                                                another Roth IRA.           required minimum
                                                                                            distributions for the
                                                             Regular Roth IRA               traditional IRA or other
                                                                contributions.              eligible retirement plan
                                                                                            which is the source of the
                                                             Additional catch-up            conversion rollover.
                                                                contributions.
                                                                                         Although we accept regular
                                                                                            Roth IRA contributions
                                                                                            (limited to $5,000) under
                                                                                            Roth IRA contracts, we intend
                                                                                            that the contract be used
                                                                                            primarily for rollover and
                                                                                            direct transfer contributions.

                                                                                         Additional catch-up
                                                                                            contributions of up to
                                                                                            $1,000 per calendar year
                                                                                            where the owner is at least
                                                                                            age 50 at any time during
                                                                                            the calendar year for which
                                                                                            the contribution is made.
-----------------------------------------------------------------------------------------------------------------------------


                APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT XI-2

-------------------------------------------------------------------------------------------------------------------------------
 CONTRACT  AVAILABLE FOR
 TYPE      ANNUITANT ISSUE AGES/(1)/  MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(2)/
-------------------------------------------------------------------------------------------------------------------------------
Rollover        20 through 85          $5,000 (initial)      With documentation of         For annuitants up to age 83
TSA/(3)/                                                        employer or plan              at contract issue, no
                                       $500 (additional)        approval, and limited         additional contributions may
                                                                to pre-tax funds, direct      be made after attainment of
                                                                plan-to-plan transfers        age 84,or, if later, the first
                                                                from another 403(b)           contract date anniversary./(1)/
                                                                plan or contract
                                                                exchanges from             For annuitants age 84 or
                                                                another 403(b)                older at contract issue,
                                                                contract under the            additional contributions may
                                                                same plan.                    be made up to one year
                                                                                              from contract issue./(1)/
                                                             With documentation of
                                                                employer or plan           Contributions after age
                                                                approval, and limited         70 1/2 must be net of any
                                                                to pre-tax funds,             required minimum
                                                                eligible rollover             distributions.
                                                                distributions from other
                                                                403(b) plans, qualified    We do not accept employer-
                                                                plans, governmental           remitted contributions.
                                                                employer 457(b) plans
                                                                or traditional IRAs.       We do not accept after tax
                                                                                              contributions, including
                                                                                              designated Roth
                                                                                              contributions.

See Appendix X earlier in this Prospectus for a discussion of TSA contracts.
-------------------------------------------------------------------------------------------------------------------------------
QP              20 through 75          $5,000 (initial)      Only transfer                 A separate QP contract must
                                                                contributions from            be established for each plan
                                       $500 (additional)        other investments             participant.
                                                                within an existing
                                                                defined contribution       We do not accept regular
                                                                qualified plan trust.         ongoing payroll
                                                                                              contributions or
                                                             The plan must be                 contributions directly from
                                                                qualified under Section       the employer.
                                                                401(a) of the Internal
                                                                Revenue Code.              Only one additional transfer
                                                                                              contribution may be made
                                                             For 401(k) plans,                during a contract year.
                                                                transferred
                                                                contributions may not      No additional transfer
                                                                include any after-tax         contributions after the
                                                                contributions, including      annuitant's attainment of
                                                                designated Roth               age 76 or, if later, the first
                                                                contributions.                contract date anniversary.

                                                                                           Contributions after age
                                                                                              70 1/2 must be net of any
                                                                                              required minimum
                                                                                              distributions.

                                                                                           We do not accept
                                                                                              contributions from defined
                                                                                              benefit plans.

See Appendix II earlier in this Prospectus for a discussion of purchase considerations of QP contracts.
-------------------------------------------------------------------------------------------------------------------------------


XI-3 APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT  AVAILABLE FOR
 TYPE      ANNUITANT ISSUE AGES/(1)/  MINIMUM CONTRIBUTIONS     SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(2)/
--------------------------------------------------------------------------------------------------------------------------------
Flexible        20 through 70         $2,000 (initial)          Regular traditional IRA       No regular IRA contributions
Premium                                                            contributions.                in the calendar year you turn
IRA                                   $50 (additional)                                           age 70 1/2 and thereafter.
                                                                Additional catch-up
                                      $50 under our automatic      contributions.             Regular contributions may
                                         investment program                                      not exceed $5,000.
                                         (additional)           Eligible rollover
                                                                   distributions from other   Additional catch-up
                                                                   403(b) plans, qualified       contributions of up to
                                                                   plans, and                    $1,000 per calendar year
                                                                   governmental employer         where the owner is at least
                                                                   457(b) plans.                 age50 but under age 70 1/2
                                                                                                 at any time during the
                                                                Rollovers from another           calendar year for which the
                                                                   traditional individual        contribution is made.
                                                                   retirement
                                                                   arrangement.               Although we accept roll-
                                                                                                 over and direct transfer
                                                                Direct custodian-to-             contributions under the
                                                                   custodian transfers           Flexible Premium IRA
                                                                   from another                  contract, we intend that the
                                                                   traditional individual        contract be used for
                                                                   retirement                    ongoing regular
                                                                   arrangement.                  contributions.

                                                                                              Rollover and direct transfer
                                                                                                 contributions may be made
                                                                                                 up to attainment of age
                                                                                                 84./(1)/

                                                                                              Rollover and direct transfer
                                                                                                 contributions after age
                                                                                                 70 1/2 must be net of
                                                                                                 required minimum
                                                                                                 distributions.
--------------------------------------------------------------------------------------------------------------------------------


                APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT XI-4

--------------------------------------------------------------------------------------------------------------------------------
 CONTRACT    AVAILABLE FOR
 TYPE        ANNUITANT ISSUE AGES/(1)/  MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS/(2)/
--------------------------------------------------------------------------------------------------------------------------------
Flexible          20 through 85         $2,000 (initial)       Regular Roth IRA              For annuitants up to age 83
Premium                                                           contributions.                at contract issue, no
Roth IRA                                $50 (additional)                                        additional contributions may
                                                               Additional catch-up              be made after the
                                        $50 under our             contributions.                attainment of age 84, or, if
                                           automatic                                            later, the first contract date
                                           investment          Rollovers from another           anniversary./(1)/
                                           program                Roth IRA.
                                           (additional)                                      Contributions are subject to
                                                               Rollovers from a                 income limits and other tax
                                                                  "designated Roth              rules.
                                                                  contribution account"
                                                                  under specified            Regular Roth IRA
                                                                  retirement plans.             contributions may not
                                                                                                exceed $5,000.
                                                               Conversion rollovers
                                                                  from a traditional IRA     Additional catch-up
                                                                  or other eligible             contributions of up to
                                                                  retirement plan.              $1,000 per calendar year
                                                                                                where the owner is at least
                                                               Direct transfers from            age 50 at any time during
                                                                  another Roth IRA.             the calendar year for which
                                                                                                the contribution is made.

                                                                                             Although we accept roll-
                                                                                                over and direct transfer
                                                                                                contributions under the
                                                                                                Flexible Premium Roth IRA
                                                                                                contract, we intend that the
                                                                                                contract be used for
                                                                                                ongoing regular Roth IRA
                                                                                                contributions.

                                                                                             For annuitants age 84 and
                                                                                                older at contract issue,
                                                                                                additional contributions may
                                                                                                be made up to one year
                                                                                                from contract issue./(1)/
--------------------------------------------------------------------------------------------------------------------------------
Inherited         0 through 70          $5,000 (initial)       Direct custodian-to-          Any additional contributions
IRA                                                               custodian transfers of        must be from the same type
Beneficiary                             $1,000 (additional)       your interest as a death      of IRA of the same deceased
Continuation                                                      beneficiary of the            owner.
Contract                                                          deceased owner's
(traditional                                                      traditional individual     Non-spousal beneficiary
IRA or                                                            retirement                    direct rollover contributions
Roth IRA)                                                         arrangement or Roth           from qualified plans, 403(b)
                                                                  IRA to an IRA of the          plans and governmental
                                                                  same type.                    employer 457(b) plans may
                                                                                                be made to an Inherited IRA
                                                                                                contract under specified
                                                                                                circumstances.
--------------------------------------------------------------------------------------------------------------------------------


(1)Please see Appendix IX for variations that may apply to your contract.
(2)Additional contributions may not be permitted under certain conditions in your state. If you purchase Guaranteed principal benefit option 2, no contributions are permitted after the six month period beginning on the contract date. Please see Appendix VIII earlier in the Prospectus to see if additional contributions are permitted in your state.
(3)May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract).

See "Tax information" earlier in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" earlier in this Prospectus. Please review your contract for information on contribution limitations.


XI-5 APPENDIX XI: RULES REGARDING CONTRIBUTIONS TO YOUR CONTRACT

Statement of additional information

--------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Unit Values                                                   2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me an Accumulator(R) SAI for SEPARATE ACCOUNT NO. 49 dated May 1, 2012.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


                                                     e13518/Core '02/'04 Series

Accumulator(R)                                              AXA EQUITABLE LIFE INSURANCE COMPANY
                                                            1290 AVENUE OF THE AMERICAS
A combination variable and fixed deferred annuity contract  NEW YORK, NEW YORK 10104

STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2012

-------------------------------------------------------------------------------------------------



This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Prospectus, dated May 1, 2012. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

TABLE OF CONTENTS
Who is AXA Equitable?                                        2
Unit Values                                                  2
Custodian and Independent Registered Public Accounting Firm  2
Distribution of the Contracts                                2
Financial statements                                         2



             Copyright 2012 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.

                                                  Accumulator(R) '02/'04 Series
                                                                        e235371

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R).

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:

                                   a
                                   ----      --c
                               (   b   )

where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.25%. Your contract charges may be less.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of the Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $562,732,447 in 2011, $399,625,078 in 2010 and $429,091,474 in 2009, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $15,092,209, $10,963,063 and $40,223,293, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2011, 2010 and 2009. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $529,410,549 in 2011, $576,147,169 in 2010 and
$557,277,070 in 2009. Of these amounts, AXA Advisors retained $268,084,019, $364,376,758 and $306,063,542, respectively.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2011............   F-3
   Statements of Operations for the Year Ended December 31, 2011......  F-57
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2011 and 2010.......................................  F-86
   Notes to Financial Statements...................................... F-127

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2011 and 2010.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009................................... F-5
   Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009...................................................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2011, 2010 and 2009................................................ F-7
   Notes to Consolidated Financial Statements........................... F-9


                                   F-1  e13344

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011


                                                                   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN VPS AMERICAN CENTURY VP
                                                       ALL ASSET  VPS BALANCED WEALTH  INTERNATIONAL GROWTH  LARGE COMPANY VALUE
                                                      ALLOCATION* STRATEGY PORTFOLIO**      PORTFOLIO**             FUND
                                                      ----------- -------------------- --------------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value... $4,032,030       $2,189,375           $3,649,939           $1,180,234
Receivable for The Trusts shares sold................         --               86                   --                   --
Receivable for policy-related transactions...........      5,014               --                1,593               48,555
                                                      ----------       ----------           ----------           ----------
   Total assets......................................  4,037,044        2,189,461            3,651,532            1,228,789
                                                      ----------       ----------           ----------           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      5,014               --                1,505               48,516
Payable for policy-related transactions..............         --                9                   --                   --
                                                      ----------       ----------           ----------           ----------
   Total liabilities.................................      5,014                9                1,505               48,516
                                                      ----------       ----------           ----------           ----------
NET ASSETS........................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

NET ASSETS:
Accumulation Units................................... $4,020,391       $2,189,452           $3,650,027           $1,180,273
Retained by AXA Equitable in Separate Account No. 49.     11,639               --                   --                   --
                                                      ----------       ----------           ----------           ----------
TOTAL NET ASSETS..................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

Investments in shares of The Trusts, at cost......... $4,348,505       $2,234,301           $4,213,775           $1,155,664
The Trusts shares held
   Class A...........................................    235,663               --                   --                   --
   Class B...........................................         --          202,720              244,470                   --
   Class II..........................................         --               --                   --              126,093

                                                      AMERICAN CENTURY VP
                                                      MID CAP VALUE FUND
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $6,610,418
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........         27,649
                                                          ----------
   Total assets......................................      6,638,067
                                                          ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         27,584
Payable for policy-related transactions..............             --
                                                          ----------
   Total liabilities.................................         27,584
                                                          ----------
NET ASSETS...........................................     $6,610,483
                                                          ==========

NET ASSETS:
Accumulation Units...................................     $6,610,483
Retained by AXA Equitable in Separate Account No. 49.             --
                                                          ----------
TOTAL NET ASSETS.....................................     $6,610,483
                                                          ==========

Investments in shares of The Trusts, at cost.........     $6,602,445
The Trusts shares held
   Class A...........................................             --
   Class B...........................................             --
   Class II..........................................        489,661

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                       ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                      -------------- ------------ ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
Receivable for The Trusts shares sold................      1,365,888           --       3,503,347              --
Receivable for policy-related transactions...........             --    1,758,276              --       1,109,099
                                                      -------------- ------------  --------------    ------------
   Total assets......................................  2,605,005,481  866,157,684   2,018,067,006     457,240,606
                                                      -------------- ------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --    1,758,276              --       1,109,099
Payable for policy-related transactions..............      1,365,888           --       3,503,347              --
                                                      -------------- ------------  --------------    ------------
   Total liabilities.................................      1,365,888    1,758,276       3,503,347       1,109,099
                                                      -------------- ------------  --------------    ------------
NET ASSETS........................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

NET ASSETS:
Accumulation Units................................... $2,603,506,918 $864,297,821  $2,014,227,347    $456,026,854
Retained by AXA Equitable in Separate Account No. 49.        132,675      101,587         336,312         104,653
                                                      -------------- ------------  --------------    ------------
TOTAL NET ASSETS..................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

Investments in shares of The Trusts, at cost......... $3,091,478,435 $882,649,765  $2,071,644,131    $465,029,661
The Trusts shares held
   Class A...........................................      1,402,927          955              --              --
   Class B...........................................    291,108,712   74,142,104     214,490,835      39,667,369
   Class K...........................................          1,125           --              --              --

                                                      AXA CONSERVATIVE
                                                         STRATEGY*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $305,370,441
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........        743,901
                                                        ------------
   Total assets......................................    306,114,342
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        743,901
Payable for policy-related transactions..............             --
                                                        ------------
   Total liabilities.................................        743,901
                                                        ------------
NET ASSETS...........................................   $305,370,441
                                                        ============

NET ASSETS:
Accumulation Units...................................   $305,265,411
Retained by AXA Equitable in Separate Account No. 49.        105,030
                                                        ------------
TOTAL NET ASSETS.....................................   $305,370,441
                                                        ============

Investments in shares of The Trusts, at cost.........   $310,411,748
The Trusts shares held
   Class A...........................................             --
   Class B...........................................     27,779,602
   Class K...........................................             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA CONSERVATIVE-  AXA GROWTH   AXA MODERATE    AXA MODERATE
                                                      PLUS ALLOCATION*   STRATEGY*    ALLOCATION*   GROWTH STRATEGY*
                                                      ----------------- ------------ -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
Receivable for The Trusts shares sold................         236,181        435,196             --              --
Receivable for policy-related transactions...........              --             --      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
   Total assets......................................   1,647,859,578    726,612,238  6,775,479,698   2,249,199,979
                                                       --------------   ------------ --------------  --------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --             --      4,375,800       4,177,470
Payable for policy-related transactions..............         236,181        435,196             --              --
                                                       --------------   ------------ --------------  --------------
   Total liabilities.................................         236,181        435,196      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
NET ASSETS...........................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

NET ASSETS:
Accumulation Units...................................  $1,647,589,469   $726,065,620 $6,771,022,459  $2,244,949,628
Retained by AXA Equitable in Separate Account No. 49.          33,928        111,422         81,439          72,881
                                                       --------------   ------------ --------------  --------------
TOTAL NET ASSETS.....................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

Investments in shares of The Trusts, at cost.........  $1,723,219,539   $738,638,790 $7,676,781,560  $2,305,562,166
The Trusts shares held
   Class A...........................................              --            920      2,280,594              --
   Class B...........................................     179,536,830     59,764,214    538,353,320     184,727,043
   Class K...........................................           1,094             --            795              --

                                                       AXA MODERATE-   AXA TACTICAL
                                                      PLUS ALLOCATION* MANAGER 2000*
                                                      ---------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $ 9,523,626,654   $49,792,220
Receivable for The Trusts shares sold................       1,471,216            --
Receivable for policy-related transactions...........              --        44,399
                                                      ---------------   -----------
   Total assets......................................   9,525,097,870    49,836,619
                                                      ---------------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --        44,399
Payable for policy-related transactions..............       1,471,216            --
                                                      ---------------   -----------
   Total liabilities.................................       1,471,216        44,399
                                                      ---------------   -----------
NET ASSETS........................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

NET ASSETS:
Accumulation Units................................... $ 9,523,541,349   $49,629,359
Retained by AXA Equitable in Separate Account No. 49.          85,305       162,861
                                                      ---------------   -----------
TOTAL NET ASSETS..................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

Investments in shares of The Trusts, at cost......... $11,772,271,681   $52,141,691
The Trusts shares held
   Class A...........................................       3,213,151        10,648
   Class B...........................................   1,006,471,263     3,736,635
   Class K...........................................           1,062           781

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                               BLACKROCK
                                                                                 AXA TACTICAL   AXA ULTRA       GLOBAL
                                                      AXA TACTICAL AXA TACTICAL    MANAGER     CONSERVATIVE ALLOCATION V.I.
                                                      MANAGER 400* MANAGER 500* INTERNATIONAL*  STRATEGY*        FUND
                                                      ------------ ------------ -------------- ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
Receivable for policy-related transactions...........      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total assets......................................  45,278,063   105,521,396   79,365,956      100,771      30,152,219
                                                      -----------  ------------  -----------     --------     -----------

LIABILITIES:
Payable for The Trusts shares purchased..............      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total liabilities.................................      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
NET ASSETS........................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

NET ASSETS:
Accumulation Units................................... $45,056,094  $105,269,856  $79,116,142     $     --     $30,082,958
Retained by AXA Equitable in Separate Account No. 49.     167,669       154,819      125,232      100,771           1,364
                                                      -----------  ------------  -----------     --------     -----------
TOTAL NET ASSETS..................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

Investments in shares of The Trusts, at cost......... $47,234,428  $107,216,975  $89,816,389     $100,361     $31,796,042
The Trusts shares held
   Class A...........................................      10,631        10,527       10,533           --              --
   Class B...........................................   3,284,998     8,146,367    7,590,964       10,036              --
   Class III.........................................          --            --           --           --       2,265,386
   Class K...........................................         747           804          906           --              --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                      CAP GROWTH V.I.    DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                           FUND           STRATEGIES*       SMALL CAP GROWTH*        CORE*
                                                      --------------- -------------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $5,041,764        $66,093,873          $436,103,998      $125,396,849
Receivable for The Trusts shares sold................           --                 --                14,429           106,839
Receivable for policy-related transactions...........        4,898            426,917                    --                --
                                                        ----------        -----------          ------------      ------------
   Total assets......................................    5,046,662         66,520,790           436,118,427       125,503,688
                                                        ----------        -----------          ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        4,898            426,917                    --                --
Payable for policy-related transactions..............           --                 --                14,429           106,839
                                                        ----------        -----------          ------------      ------------
   Total liabilities.................................        4,898            426,917                14,429           106,839
                                                        ----------        -----------          ------------      ------------
NET ASSETS...........................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

NET ASSETS:
Accumulation Units...................................   $5,041,182        $56,476,769          $436,094,732      $125,284,710
Retained by AXA Equitable in Separate Account No. 49.          582          9,617,104                 9,266           112,139
                                                        ----------        -----------          ------------      ------------
TOTAL NET ASSETS.....................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

Investments in shares of The Trusts, at cost.........   $5,171,399        $65,778,577          $413,681,304      $115,699,824
The Trusts shares held
   Class A...........................................           --                 --               227,726           213,261
   Class B...........................................           --          6,870,911            28,791,395        13,366,884
   Class III.........................................      460,015                 --                    --                --
   Class K...........................................           --                 --                   715             1,163

                                                      EQ/BLACKROCK
                                                      BASIC VALUE
                                                        EQUITY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $852,277,605
Receivable for The Trusts shares sold................           --
Receivable for policy-related transactions...........       98,622
                                                      ------------
   Total assets......................................  852,376,227
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       98,622
Payable for policy-related transactions..............           --
                                                      ------------
   Total liabilities.................................       98,622
                                                      ------------
NET ASSETS........................................... $852,277,605
                                                      ============

NET ASSETS:
Accumulation Units................................... $852,262,600
Retained by AXA Equitable in Separate Account No. 49.       15,005
                                                      ------------
TOTAL NET ASSETS..................................... $852,277,605
                                                      ============

Investments in shares of The Trusts, at cost......... $879,350,064
The Trusts shares held
   Class A...........................................    1,974,428
   Class B...........................................   63,169,446
   Class III.........................................           --
   Class K...........................................          830

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                         EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                                      ADVISORS EQUITY   SOCIALLY     GUARDIAN   EQ/COMMON STOCK  EQ/CORE BOND
                                                          INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*          INDEX*
                                                      --------------- ------------ ------------ --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $215,530,484   $42,343,096  $836,961,239  $719,773,682   $1,156,594,471
Receivable for The Trusts shares sold................            --        25,124            --       303,579               --
Receivable for policy-related transactions...........       505,130            --       137,379            --          336,934
                                                       ------------   -----------  ------------  ------------   --------------
   Total assets......................................   216,035,614    42,368,220   837,098,618   720,077,261    1,156,931,405
                                                       ------------   -----------  ------------  ------------   --------------

LIABILITIES:
Payable for The Trusts shares purchased..............       505,130            --       137,379            --          336,934
Payable for policy-related transactions..............            --        25,124            --       302,374               --
                                                       ------------   -----------  ------------  ------------   --------------
   Total liabilities.................................       505,130        25,124       137,379       302,374          336,934
                                                       ------------   -----------  ------------  ------------   --------------
NET ASSETS...........................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

NET ASSETS:
Accumulation Units...................................  $215,514,205   $42,314,605  $836,854,897  $719,774,887   $1,156,459,757
Retained by AXA Equitable in Separate Account No. 49.        16,279        28,491       106,342            --          134,714
                                                       ------------   -----------  ------------  ------------   --------------
TOTAL NET ASSETS.....................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

Investments in shares of The Trusts, at cost.........  $206,672,935   $42,076,938  $872,662,413  $767,332,850   $1,168,378,560
The Trusts shares held
   Class A...........................................       492,226            --        87,619       122,808               --
   Class B...........................................    41,397,771     5,893,925    66,625,495    45,285,034      115,674,107
   Class K...........................................         2,125            --            --            --            1,010

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/DAVIS NEW YORK EQ/EQUITY 500  EQ/EQUITY GROWTH EQ/FRANKLIN CORE
                                                          VENTURE*         INDEX*           PLUS*          BALANCED*
                                                      ----------------- -------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $313,994,996    $1,167,049,454  $1,039,069,544    $524,997,635
Receivable for The Trusts shares sold................             --                --         156,332         102,642
Receivable for policy-related transactions...........          9,448           185,662              --              --
                                                        ------------    --------------  --------------    ------------
   Total assets......................................    314,004,444     1,167,235,116   1,039,225,876     525,100,277
                                                        ------------    --------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............          9,448           166,860              --              --
Payable for policy-related transactions..............             --                --         163,780         102,642
                                                        ------------    --------------  --------------    ------------
   Total liabilities.................................          9,448           166,860         163,780         102,642
                                                        ------------    --------------  --------------    ------------
NET ASSETS...........................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

NET ASSETS:
Accumulation Units...................................   $313,866,371    $1,167,068,256  $1,038,982,696    $524,751,133
Retained by AXA Equitable in Separate Account No. 49.        128,625                --          79,400         246,502
                                                        ------------    --------------  --------------    ------------
TOTAL NET ASSETS.....................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

Investments in shares of The Trusts, at cost.........   $301,092,051    $1,134,063,831  $1,129,132,958    $523,386,579
The Trusts shares held
   Class A...........................................        841,042           612,775              --         126,645
   Class B...........................................     33,098,848        52,880,589      74,341,816      63,349,381
   Class K...........................................          1,144               498             733           1,240

                                                       EQ/FRANKLIN     EQ/GAMCO
                                                        TEMPLETON     MERGERS AND
                                                       ALLOCATION*   ACQUISITIONS*
                                                      -------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,215,456,557 $205,926,608
Receivable for The Trusts shares sold................         77,183           --
Receivable for policy-related transactions...........             --       39,873
                                                      -------------- ------------
   Total assets......................................  1,215,533,740  205,966,481
                                                      -------------- ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --       39,873
Payable for policy-related transactions..............         77,183           --
                                                      -------------- ------------
   Total liabilities.................................         77,183       39,873
                                                      -------------- ------------
NET ASSETS........................................... $1,215,456,557 $205,926,608
                                                      ============== ============

NET ASSETS:
Accumulation Units................................... $1,215,364,194 $205,832,389
Retained by AXA Equitable in Separate Account No. 49.         92,363       94,219
                                                      -------------- ------------
TOTAL NET ASSETS..................................... $1,215,456,557 $205,926,608
                                                      ============== ============

Investments in shares of The Trusts, at cost......... $1,293,557,481 $204,197,948
The Trusts shares held
   Class A...........................................        140,314      326,149
   Class B...........................................    166,388,331   16,621,625
   Class K...........................................             --          833

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                     EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI- GOVERNMENT BOND
                                                      COMPANY VALUE*     PLUS*       SECTOR EQUITY*      INDEX*
                                                      -------------- -------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $815,339,995   $512,028,437   $  859,312,651   $447,461,389
Receivable for The Trusts shares sold................        84,928         66,439          565,835             --
Receivable for policy-related transactions...........            --             --               --        846,145
                                                       ------------   ------------   --------------   ------------
   Total assets......................................   815,424,923    512,094,876      859,878,486    448,307,534
                                                       ------------   ------------   --------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             --               --        846,145
Payable for policy-related transactions..............        84,928         93,895          565,835             --
                                                       ------------   ------------   --------------   ------------
   Total liabilities.................................        84,928         93,895          565,835        846,145
                                                       ------------   ------------   --------------   ------------
NET ASSETS...........................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

NET ASSETS:
Accumulation Units...................................  $815,251,899   $511,886,474   $  859,293,980   $447,385,735
Retained by AXA Equitable in Separate Account No. 49.        88,096        114,507           18,671         75,654
                                                       ------------   ------------   --------------   ------------
TOTAL NET ASSETS.....................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

Investments in shares of The Trusts, at cost.........  $673,905,953   $512,547,883   $1,005,423,819   $434,939,748
The Trusts shares held
   Class A...........................................     1,013,903        371,523          275,021             --
   Class B...........................................    20,863,717     50,775,997       79,936,797     43,439,415
   Class K...........................................           294            988              911            974

                                                      EQ/INTERNATIONAL
                                                         CORE PLUS*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $608,815,833
Receivable for The Trusts shares sold................        102,826
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    608,918,659
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............         97,866
                                                        ------------
   Total liabilities.................................         97,866
                                                        ------------
NET ASSETS...........................................   $608,820,793
                                                        ============

NET ASSETS:
Accumulation Units...................................   $608,820,793
Retained by AXA Equitable in Separate Account No. 49.             --
                                                        ------------
TOTAL NET ASSETS.....................................   $608,820,793
                                                        ============

Investments in shares of The Trusts, at cost.........   $826,614,198
The Trusts shares held
   Class A...........................................        307,679
   Class B...........................................     78,485,453
   Class K...........................................          1,222

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                          EQ/JPMORGAN
                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE
                                                       EQUITY INDEX*         ETF*         VALUE PLUS*    OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $523,944,373      $4,161,100      $553,939,909    $241,819,441
Receivable for The Trusts shares sold................        511,747              90           118,206         152,378
Receivable for policy-related transactions...........             --              --                --              --
                                                        ------------      ----------      ------------    ------------
   Total assets......................................    524,456,120       4,161,190       554,058,115     241,971,819
                                                        ------------      ----------      ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --              --                --              --
Payable for policy-related transactions..............        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
   Total liabilities.................................        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
NET ASSETS...........................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

NET ASSETS:
Accumulation Units...................................   $523,925,644      $2,292,527      $553,934,193    $241,771,422
Retained by AXA Equitable in Separate Account No. 49.         18,729       1,868,573             5,716          48,019
                                                        ------------      ----------      ------------    ------------
TOTAL NET ASSETS.....................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

Investments in shares of The Trusts, at cost.........   $809,398,300      $5,596,435      $744,156,572    $279,327,486
The Trusts shares held
   Class A...........................................        227,015         556,628           318,938         310,919
   Class B...........................................     72,682,099         158,833        57,510,943      26,046,424
   Class K...........................................          1,350           1,690               995           1,096

                                                      EQ/LARGE CAP CORE EQ/LARGE CAP
                                                            PLUS*       GROWTH INDEX*
                                                      ----------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $134,407,670    $326,202,188
Receivable for The Trusts shares sold................         56,091              --
Receivable for policy-related transactions...........             --         279,500
                                                        ------------    ------------
   Total assets......................................    134,463,761     326,481,688
                                                        ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --         279,500
Payable for policy-related transactions..............         56,091              --
                                                        ------------    ------------
   Total liabilities.................................         56,091         279,500
                                                        ------------    ------------
NET ASSETS...........................................   $134,407,670    $326,202,188
                                                        ============    ============

NET ASSETS:
Accumulation Units...................................   $134,374,834    $326,176,281
Retained by AXA Equitable in Separate Account No. 49.         32,836          25,907
                                                        ------------    ------------
TOTAL NET ASSETS.....................................   $134,407,670    $326,202,188
                                                        ============    ============

Investments in shares of The Trusts, at cost.........   $160,598,232    $277,527,227
The Trusts shares held
   Class A...........................................             --         434,674
   Class B...........................................     20,364,860      37,155,110
   Class K...........................................          1,588           1,224

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                                  EQ/MFS
                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                      GROWTH PLUS* VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                      ------------ ------------ -------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
Receivable for The Trusts shares sold................      345,184           --        190,492       139,496        543,702
Receivable for policy-related transactions...........           --      278,569             --            --             --
                                                      ------------ ------------ --------------  ------------   ------------
   Total assets......................................  507,930,454  256,533,742    973,385,094   176,555,374    332,641,129
                                                      ------------ ------------ --------------  ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --      278,569             --            --             --
Payable for policy-related transactions..............      345,184           --        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
   Total liabilities.................................      345,184      278,569        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
NET ASSETS........................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

NET ASSETS:
Accumulation Units................................... $507,478,048 $254,370,881 $  973,079,704  $176,265,684   $331,969,988
Retained by AXA Equitable in Separate Account No. 49.      107,222    1,884,292        114,898       150,194        127,439
                                                      ------------ ------------ --------------  ------------   ------------
TOTAL NET ASSETS..................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

Investments in shares of The Trusts, at cost......... $510,470,963 $256,604,904 $1,438,524,888  $171,540,630   $338,718,324
The Trusts shares held
   Class A...........................................      114,651      355,243        131,289         1,884        631,167
   Class B...........................................   31,682,620   49,357,709    101,994,705    16,059,474     58,793,166
   Class K...........................................          637        2,122          1,099            --          1,777

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011



                                                                        EQ/MID CAP VALUE                    EQ/MONTAG &
                                                      EQ/MID CAP INDEX*      PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                      ----------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $636,793,133      $900,720,463     $703,450,079     $161,077,598
Receivable for The Trusts shares sold................             --           395,727               --          136,898
Receivable for policy-related transactions...........        340,407                --        2,880,328               --
                                                        ------------      ------------     ------------     ------------
   Total assets......................................    637,133,540       901,116,190      706,330,407      161,214,496
                                                        ------------      ------------     ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        332,960                --        2,880,328               --
Payable for policy-related transactions..............             --           395,727               --          136,898
                                                        ------------      ------------     ------------     ------------
   Total liabilities.................................        332,960           395,727        2,880,328          136,898
                                                        ------------      ------------     ------------     ------------
NET ASSETS...........................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

NET ASSETS:
Accumulation Units...................................   $636,778,755      $900,459,405     $703,395,245     $161,067,635
Retained by AXA Equitable in Separate Account No. 49.         21,825           261,058           54,834            9,963
                                                        ------------      ------------     ------------     ------------
TOTAL NET ASSETS.....................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

Investments in shares of The Trusts, at cost.........   $691,670,673      $990,560,257     $703,507,900     $135,833,721
The Trusts shares held
   Class A...........................................        465,890            69,674       47,526,117        1,188,408
   Class B...........................................     78,615,561       100,802,554      655,904,691       24,523,195
   Class K...........................................          1,329             1,120               --               --

                                                         EQ/MORGAN
                                                      STANLEY MID CAP EQ/MUTUAL LARGE
                                                          GROWTH*       CAP EQUITY*
                                                      --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $570,983,800    $194,007,025
Receivable for The Trusts shares sold................       486,678           1,254
Receivable for policy-related transactions...........            --              --
                                                       ------------    ------------
   Total assets......................................   571,470,478     194,008,279
                                                       ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --              --
Payable for policy-related transactions..............       486,678           1,254
                                                       ------------    ------------
   Total liabilities.................................       486,678           1,254
                                                       ------------    ------------
NET ASSETS...........................................  $570,983,800    $194,007,025
                                                       ============    ============

NET ASSETS:
Accumulation Units...................................  $570,970,659    $193,752,214
Retained by AXA Equitable in Separate Account No. 49.        13,141         254,811
                                                       ------------    ------------
TOTAL NET ASSETS.....................................  $570,983,800    $194,007,025
                                                       ============    ============

Investments in shares of The Trusts, at cost.........  $561,545,566    $215,087,195
The Trusts shares held
   Class A...........................................       978,688         114,536
   Class B...........................................    38,266,003      23,181,497
   Class K...........................................           653           1,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY
                                                         GLOBAL*      SHORT BOND*        PLUS*           INDEX*
                                                      -------------- -------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
Receivable for The Trusts shares sold................            --       1,053,028       242,851           72,283
Receivable for policy-related transactions...........        43,629              --            --               --
                                                       ------------  --------------  ------------     ------------
   Total assets......................................   280,461,120   1,171,047,042   520,187,739      437,850,487
                                                       ------------  --------------  ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        43,629              --            --               --
Payable for policy-related transactions..............            --       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
   Total liabilities.................................        43,629       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
NET ASSETS...........................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

NET ASSETS:
Accumulation Units...................................  $280,261,177  $1,169,725,033  $519,876,086     $437,756,942
Retained by AXA Equitable in Separate Account No. 49.       156,314         268,981        68,802           21,262
                                                       ------------  --------------  ------------     ------------
TOTAL NET ASSETS.....................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

Investments in shares of The Trusts, at cost.........  $284,896,642  $1,179,644,883  $552,517,989     $424,476,630
The Trusts shares held
   Class A...........................................       792,211       1,846,115            --          380,336
   Class B...........................................    28,513,461     116,510,178    61,830,547       47,861,954
   Class K...........................................            --           1,011            --            1,220

                                                      EQ/T. ROWE PRICE
                                                       GROWTH STOCK*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $395,725,502
Receivable for The Trusts shares sold................        324,778
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    396,050,280
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        324,778
                                                        ------------
   Total liabilities.................................        324,778
                                                        ------------
NET ASSETS...........................................   $395,725,502
                                                        ============

NET ASSETS:
Accumulation Units...................................   $395,699,626
Retained by AXA Equitable in Separate Account No. 49.         25,876
                                                        ------------
TOTAL NET ASSETS.....................................   $395,725,502
                                                        ============

Investments in shares of The Trusts, at cost.........   $359,302,801
The Trusts shares held
   Class A...........................................        502,980
   Class B...........................................     19,110,070
   Class K...........................................            486

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                       EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO
                                                      GLOBAL EQUITY*     INCOME*       COMSTOCK*   OMEGA GROWTH*
                                                      -------------- --------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $170,965,494    $70,466,238   $239,020,310   $495,320,099
Receivable for The Trusts shares sold................            --        146,160             --             --
Receivable for policy-related transactions...........        50,835             --        550,201         91,456
                                                       ------------    -----------   ------------   ------------
   Total assets......................................   171,016,329     70,612,398    239,570,511    495,411,555
                                                       ------------    -----------   ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        50,835             --        550,201         91,456
Payable for policy-related transactions..............            --        146,160             --             --
                                                       ------------    -----------   ------------   ------------
   Total liabilities.................................        50,835        146,160        550,201         91,456
                                                       ------------    -----------   ------------   ------------
NET ASSETS...........................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

NET ASSETS:
Accumulation Units...................................  $170,948,626    $70,446,755   $239,016,668   $495,316,067
Retained by AXA Equitable in Separate Account No. 49.        16,868         19,483          3,642          4,032
                                                       ------------    -----------   ------------   ------------
TOTAL NET ASSETS.....................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

Investments in shares of The Trusts, at cost.........  $196,847,793    $68,227,522   $250,689,795   $480,578,713
The Trusts shares held
   Class A...........................................       182,681             --        173,353             --
   Class B...........................................    21,841,825     12,283,941     25,728,658     52,247,089
   Class K...........................................         1,299             --             --             --
   Service Class 2...................................            --             --             --             --

                                                      FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                         MANAGER: GROWTH     CONTRAFUND(R)
                                                            PORTFOLIO          PORTFOLIO
                                                      --------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $801,347          $23,100,268
Receivable for The Trusts shares sold................             32                   --
Receivable for policy-related transactions...........             --               18,803
                                                            --------          -----------
   Total assets......................................        801,379           23,119,071
                                                            --------          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               18,803
Payable for policy-related transactions..............              7                   --
                                                            --------          -----------
   Total liabilities.................................              7               18,803
                                                            --------          -----------
NET ASSETS...........................................       $801,372          $23,100,268
                                                            ========          ===========

NET ASSETS:
Accumulation Units...................................       $801,372          $23,084,697
Retained by AXA Equitable in Separate Account No. 49.             --               15,571
                                                            --------          -----------
TOTAL NET ASSETS.....................................       $801,372          $23,100,268
                                                            ========          ===========

Investments in shares of The Trusts, at cost.........       $857,105          $23,009,788
The Trusts shares held
   Class A...........................................             --                   --
   Class B...........................................             --                   --
   Class K...........................................             --                   --
   Service Class 2...................................         60,708            1,020,330

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $441,640        $454,559        $118,091        $167,616
Receivable for The Trusts shares sold................          19              17               4               6
Receivable for policy-related transactions...........          --              --              --              --
                                                         --------        --------        --------        --------
   Total assets......................................     441,659         454,576         118,095         167,622
                                                         --------        --------        --------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --              --              --              --
Payable for policy-related transactions..............          12               4               1              --
                                                         --------        --------        --------        --------
   Total liabilities.................................          12               4               1              --
                                                         --------        --------        --------        --------
NET ASSETS...........................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

NET ASSETS:
Accumulation Units...................................    $441,647        $454,572        $118,094        $167,622
Retained by AXA Equitable in Separate Account No. 49.          --              --              --              --
                                                         --------        --------        --------        --------
TOTAL NET ASSETS.....................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

Investments in shares of The Trusts, at cost.........    $458,257        $476,105        $121,827        $177,330
The Trusts shares held
   Service Class 2...................................      42,712          44,696          11,845          17,334

                                                      FIDELITY(R) VIP MID
                                                         CAP PORTFOLIO
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $10,083,246
Receivable for The Trusts shares sold................              --
Receivable for policy-related transactions...........           4,683
                                                          -----------
   Total assets......................................      10,087,929
                                                          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           4,683
Payable for policy-related transactions..............              --
                                                          -----------
   Total liabilities.................................           4,683
                                                          -----------
NET ASSETS...........................................     $10,083,246
                                                          ===========

NET ASSETS:
Accumulation Units...................................     $10,073,082
Retained by AXA Equitable in Separate Account No. 49.          10,164
                                                          -----------
TOTAL NET ASSETS.....................................     $10,083,246
                                                          ===========

Investments in shares of The Trusts, at cost.........     $10,972,909
The Trusts shares held
   Service Class 2...................................         352,808

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                           FRANKLIN
                                                      FIDELITY(R) VIP                      FRANKLIN      TEMPLETON VIP
                                                      STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME FOUNDING FUNDS
                                                         PORTFOLIO     SECURITIES FUND SECURITIES FUND  ALLOCATION FUND
                                                      ---------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $16,924,934      $6,314,204      $11,672,081      $1,447,259
Receivable for The Trusts shares sold................            --             257               --             635
Receivable for policy-related transactions...........        76,318              --            7,677              --
                                                        -----------      ----------      -----------      ----------
   Total assets......................................    17,001,252       6,314,461       11,679,758       1,447,894
                                                        -----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        76,318              --            7,677              --
Payable for policy-related transactions..............            --             257               --             635
                                                        -----------      ----------      -----------      ----------
   Total liabilities.................................        76,318             257            7,677             635
                                                        -----------      ----------      -----------      ----------
NET ASSETS...........................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

NET ASSETS:
Accumulation Units...................................   $16,924,769      $6,313,814      $11,645,530      $1,446,285
Retained by AXA Equitable in Separate Account No. 49.           165             390           26,551             974
                                                        -----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $17,753,392      $6,479,725      $11,933,886      $1,438,980
The Trusts shares held
   Class 2...........................................            --         440,936          951,270         190,680
   Series II.........................................            --              --               --              --
   Service Class 2...................................     1,523,396              --               --              --
   Service Shares....................................            --              --               --              --

                                                      GOLDMAN SACHS VIT  INVESCO V.I.
                                                        MID CAP VALUE   DIVIDEND GROWTH
                                                            FUND             FUND
                                                      ----------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,426,193       $1,154,877
Receivable for The Trusts shares sold................            --               --
Receivable for policy-related transactions...........         2,661            8,714
                                                         ----------       ----------
   Total assets......................................     6,428,854        1,163,591
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         2,661            8,686
Payable for policy-related transactions..............            --               --
                                                         ----------       ----------
   Total liabilities.................................         2,661            8,686
                                                         ----------       ----------
NET ASSETS...........................................    $6,426,193       $1,154,905
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $6,425,995       $1,154,905
Retained by AXA Equitable in Separate Account No. 49.           198               --
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $6,426,193       $1,154,905
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $6,631,190       $1,132,964
The Trusts shares held
   Class 2...........................................            --               --
   Series II.........................................            --           82,491
   Service Class 2...................................            --               --
   Service Shares....................................       490,175               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                            INVESCO V.I.
                                                      INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I.
                                                       REAL ESTATE FUND      YIELD FUND      GROWTH FUND  LEISURE FUND
                                                      ------------------- ----------------- ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $16,049,123        $2,005,872      $ 9,431,993    $315,181
Receivable for The Trusts shares sold................              --                --               --          12
Receivable for policy-related transactions...........          15,091             9,989           11,232          --
                                                          -----------        ----------      -----------    --------
   Total assets......................................      16,064,214         2,015,861        9,443,225     315,193
                                                          -----------        ----------      -----------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............          15,091             9,925           11,232          --
Payable for policy-related transactions..............              --                --               --          12
                                                          -----------        ----------      -----------    --------
   Total liabilities.................................          15,091             9,925           11,232          12
                                                          -----------        ----------      -----------    --------
NET ASSETS...........................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

NET ASSETS:
Accumulation Units...................................     $16,048,612        $2,005,936      $ 9,431,652    $315,158
Retained by AXA Equitable in Separate Account No. 49.             511                --              341          23
                                                          -----------        ----------      -----------    --------
TOTAL NET ASSETS.....................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

Investments in shares of The Trusts, at cost.........     $17,517,375        $2,025,535      $10,014,985    $326,551
The Trusts shares held
   Series II.........................................       1,352,074           398,782          361,656      41,581

                                                      INVESCO V.I. MID CAP
                                                        CORE EQUITY FUND
                                                      --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...      $2,516,091
Receivable for The Trusts shares sold................             231
Receivable for policy-related transactions...........              --
                                                           ----------
   Total assets......................................       2,516,322
                                                           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............             231
                                                           ----------
   Total liabilities.................................             231
                                                           ----------
NET ASSETS...........................................      $2,516,091
                                                           ==========

NET ASSETS:
Accumulation Units...................................      $2,516,059
Retained by AXA Equitable in Separate Account No. 49.              32
                                                           ----------
TOTAL NET ASSETS.....................................      $2,516,091
                                                           ==========

Investments in shares of The Trusts, at cost.........      $2,623,559
The Trusts shares held
   Series II.........................................         219,363

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                             IVY FUNDS VIP
                                                      INVESCO V.I. SMALL IVY FUNDS VIP ASSET   DIVIDEND    IVY FUNDS VIP
                                                       CAP EQUITY FUND        STRATEGY       OPPORTUNITIES    ENERGY
                                                      ------------------ ------------------- ------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $2,441,705         $6,460,573       $7,611,380    $8,578,046
Receivable for policy-related transactions...........         22,772             49,011           19,357        43,489
                                                          ----------         ----------       ----------    ----------
   Total assets......................................      2,464,477          6,509,584        7,630,737     8,621,535
                                                          ----------         ----------       ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
   Total liabilities.................................         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
NET ASSETS...........................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

NET ASSETS:
Accumulation Units...................................     $2,441,684         $6,460,269       $7,611,452    $8,577,790
Retained by AXA Equitable in Separate Account No. 49.             21                304               --           256
                                                          ----------         ----------       ----------    ----------
TOTAL NET ASSETS.....................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

Investments in shares of The Trusts, at cost.........     $2,442,231         $6,889,673       $7,753,100    $9,241,471
The Trusts shares held
   Common Shares.....................................             --            709,353        1,175,684     1,475,387
   Series II.........................................        151,565                 --               --            --

                                                      IVY FUNDS VIP
                                                      GLOBAL NATURAL IVY FUNDS VIP HIGH
                                                        RESOURCES          INCOME
                                                      -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $7,878,105      $23,263,746
Receivable for policy-related transactions...........       19,756           30,152
                                                        ----------      -----------
   Total assets......................................    7,897,861       23,293,898
                                                        ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       19,756           30,152
                                                        ----------      -----------
   Total liabilities.................................       19,756           30,152
                                                        ----------      -----------
NET ASSETS...........................................   $7,878,105      $23,263,746
                                                        ==========      ===========

NET ASSETS:
Accumulation Units...................................   $7,870,807      $23,255,935
Retained by AXA Equitable in Separate Account No. 49.        7,298            7,811
                                                        ----------      -----------
TOTAL NET ASSETS.....................................   $7,878,105      $23,263,746
                                                        ==========      ===========

Investments in shares of The Trusts, at cost.........   $9,308,531      $23,357,779
The Trusts shares held
   Common Shares.....................................    1,490,456        6,804,653
   Series II.........................................           --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                            LAZARD
                                                                        IVY FUNDS VIP                     RETIREMENT
                                                      IVY FUNDS VIP MID  SCIENCE AND   IVY FUNDS VIP   EMERGING MARKETS
                                                         CAP GROWTH      TECHNOLOGY   SMALL CAP GROWTH EQUITY PORTFOLIO
                                                      ----------------- ------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $10,800,875     $6,730,080      $5,881,368      $27,298,479
Receivable for The Trusts shares sold................             --             --           3,023               --
Receivable for policy-related transactions...........         21,909         11,010              --           43,500
                                                         -----------     ----------      ----------      -----------
   Total assets......................................     10,822,784      6,741,090       5,884,391       27,341,979
                                                         -----------     ----------      ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............         21,909         11,010              --           43,500
Payable for policy-related transactions..............             --             --           3,023               --
                                                         -----------     ----------      ----------      -----------
   Total liabilities.................................         21,909         11,010           3,023           43,500
                                                         -----------     ----------      ----------      -----------
NET ASSETS...........................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

NET ASSETS:
Accumulation Units...................................    $10,800,553     $6,729,768      $5,876,199      $27,283,629
Retained by AXA Equitable in Separate Account No. 49.            322            312           5,169           14,850
                                                         -----------     ----------      ----------      -----------
TOTAL NET ASSETS.....................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

Investments in shares of The Trusts, at cost.........    $11,072,524     $7,387,419      $6,250,004      $31,616,203
The Trusts shares held
   Common Shares.....................................      1,290,766        441,409         629,589               --
   Service Shares....................................             --             --              --        1,459,031
   VC Shares.........................................             --             --              --               --

                                                      LORD ABBETT BOND
                                                         DEBENTURE
                                                         PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $826,608
Receivable for The Trusts shares sold................           34
Receivable for policy-related transactions...........           --
                                                          --------
   Total assets......................................      826,642
                                                          --------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............            4
                                                          --------
   Total liabilities.................................            4
                                                          --------
NET ASSETS...........................................     $826,638
                                                          ========

NET ASSETS:
Accumulation Units...................................     $826,638
Retained by AXA Equitable in Separate Account No. 49.           --
                                                          --------
TOTAL NET ASSETS.....................................     $826,638
                                                          ========

Investments in shares of The Trusts, at cost.........     $861,737
The Trusts shares held
   Common Shares.....................................           --
   Service Shares....................................           --
   VC Shares.........................................       71,014

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                     LORD ABBETT
                                                       LORD ABBETT     GROWTH         MFS(R)      MFS(R) INVESTORS
                                                      CLASSIC STOCK OPPORTUNITIES  INTERNATIONAL    GROWTH STOCK
                                                        PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO      SERIES
                                                      ------------- ------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,049,731     $602,642      $14,179,897      $3,267,361
Receivable for The Trusts shares sold................          --           24               --              --
Receivable for policy-related transactions...........      28,012           --           95,773           9,869
                                                       ----------     --------      -----------      ----------
   Total assets......................................   1,077,743      602,666       14,275,670       3,277,230
                                                       ----------     --------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      27,983           --           95,773           9,869
Payable for policy-related transactions..............          --            5               --              --
                                                       ----------     --------      -----------      ----------
   Total liabilities.................................      27,983            5           95,773           9,869
                                                       ----------     --------      -----------      ----------
NET ASSETS...........................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

NET ASSETS:
Accumulation Units...................................  $1,049,760     $602,661      $14,175,085      $3,266,973
Retained by AXA Equitable in Separate Account No. 49.          --           --            4,812             388
                                                       ----------     --------      -----------      ----------
TOTAL NET ASSETS.....................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

Investments in shares of The Trusts, at cost.........  $1,086,277     $784,541      $14,403,905      $3,275,794
The Trusts shares held
   Service Class.....................................          --           --          945,957         303,376
   VC Shares.........................................      93,642       49,276               --              --


                                                      MFS(R) INVESTORS MFS(R) TECHNOLOGY
                                                        TRUST SERIES       PORTFOLIO
                                                      ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,631,050       $3,597,384
Receivable for The Trusts shares sold................           103               --
Receivable for policy-related transactions...........            --            1,549
                                                         ----------       ----------
   Total assets......................................     2,631,153        3,598,933
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --            1,549
Payable for policy-related transactions..............           103               --
                                                         ----------       ----------
   Total liabilities.................................           103            1,549
                                                         ----------       ----------
NET ASSETS...........................................    $2,631,050       $3,597,384
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $2,630,949       $3,596,998
Retained by AXA Equitable in Separate Account No. 49.           101              386
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $2,631,050       $3,597,384
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $2,663,056       $3,557,812
The Trusts shares held
   Service Class.....................................       136,253          534,530
   VC Shares.........................................            --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                       MULTIMANAGER                MULTIMANAGER   MULTIMANAGER
                                                      MFS(R) UTILITIES  AGGRESSIVE   MULTIMANAGER  INTERNATIONAL LARGE CAP CORE
                                                           SERIES        EQUITY*      CORE BOND*      EQUITY*       EQUITY*
                                                      ---------------- ------------ -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
Receivable for The Trusts shares sold................            --         357,699             --      173,717          8,201
Receivable for policy-related transactions...........        77,640              --        135,319           --             --
                                                         ----------    ------------ -------------- ------------   ------------
   Total assets......................................     6,139,697     467,842,775  1,295,480,684  333,467,178    126,576,624
                                                         ----------    ------------ -------------- ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        77,640              --        135,319           --             --
Payable for policy-related transactions..............            --         357,699             --      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
   Total liabilities.................................        77,640         357,699        135,319      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
NET ASSETS...........................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

NET ASSETS:
Accumulation Units...................................    $6,061,772    $467,297,222 $1,295,329,902 $333,279,020   $126,552,609
Retained by AXA Equitable in Separate Account No. 49.           285         187,854         15,463       14,441         15,814
                                                         ----------    ------------ -------------- ------------   ------------
TOTAL NET ASSETS.....................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

Investments in shares of The Trusts, at cost.........    $5,923,133    $457,387,452 $1,303,081,562 $464,112,208   $130,238,086
The Trusts shares held
   Class B...........................................            --      18,588,713    123,866,594   37,627,825     13,477,464
   Class K...........................................            --             403            970        1,069          1,096
   Service Class.....................................       235,603              --             --           --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                         MULTIMANAGER
                                                        MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID MULTI-SECTOR
                                                      LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*       BOND*
                                                      ---------------- ---------------- ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $322,978,964     $286,175,524     $343,373,635   $614,230,527
Receivable for The Trusts shares sold................         28,867          365,011            6,794             --
Receivable for policy-related transactions...........             --               --               --        737,731
                                                        ------------     ------------     ------------   ------------
   Total assets......................................    323,007,831      286,540,535      343,380,429    614,968,258
                                                        ------------     ------------     ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --               --        737,731
Payable for policy-related transactions..............         28,867          365,011            6,794             --
                                                        ------------     ------------     ------------   ------------
   Total liabilities.................................         28,867          365,011            6,794        737,731
                                                        ------------     ------------     ------------   ------------
NET ASSETS...........................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

NET ASSETS:
Accumulation Units...................................   $322,969,251     $286,162,707     $343,362,736   $614,218,125
Retained by AXA Equitable in Separate Account No. 49.          9,713           12,817           10,899         12,402
                                                        ------------     ------------     ------------   ------------
TOTAL NET ASSETS.....................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

Investments in shares of The Trusts, at cost.........   $362,550,261     $279,899,362     $341,367,558   $677,000,156
The Trusts shares held
   Class B...........................................     35,341,355       34,561,658       40,143,859    157,254,972
   Class K...........................................          1,146            1,217            1,152          2,573

                                                      MULTIMANAGER
                                                       SMALL CAP
                                                        GROWTH*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $177,417,054
Receivable for The Trusts shares sold................      134,748
Receivable for policy-related transactions...........           --
                                                      ------------
   Total assets......................................  177,551,802
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............      134,748
                                                      ------------
   Total liabilities.................................      134,748
                                                      ------------
NET ASSETS........................................... $177,417,054
                                                      ============

NET ASSETS:
Accumulation Units................................... $177,376,064
Retained by AXA Equitable in Separate Account No. 49.       40,990
                                                      ------------
TOTAL NET ASSETS..................................... $177,417,054
                                                      ============

Investments in shares of The Trusts, at cost......... $176,746,682
The Trusts shares held
   Class B...........................................   23,834,597
   Class K...........................................        1,352

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                        PIMCO VARIABLE
                                                                                                       INSURANCE TRUST
                                                        MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                      SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND   STRATEGY PORTFOLIO
                                                      ---------------- ------------ --------------- ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $365,555,785   $363,549,012   $5,643,089         $10,607,860
Receivable for The Trusts shares sold................        115,449             --           --                  --
Receivable for policy-related transactions...........             --        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
   Total assets......................................    365,671,234    363,859,542    5,647,024          10,618,268
                                                        ------------   ------------   ----------         -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        310,530        3,935              10,408
Payable for policy-related transactions..............        115,449             --           --                  --
                                                        ------------   ------------   ----------         -----------
   Total liabilities.................................        115,449        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
NET ASSETS...........................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

NET ASSETS:
Accumulation Units...................................   $365,539,661   $363,491,820   $5,642,755         $10,607,742
Retained by AXA Equitable in Separate Account No. 49.         16,124         57,192          334                 118
                                                        ------------   ------------   ----------         -----------
TOTAL NET ASSETS.....................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

Investments in shares of The Trusts, at cost.........   $439,796,091   $321,367,409   $5,807,868         $12,541,336
The Trusts shares held
   Advisor Class.....................................             --             --           --           1,459,128
   Class A...........................................              8             --           --                  --
   Class B...........................................     37,247,804     29,819,055           --                  --
   Class 2...........................................             --             --      366,911                  --
   Class K...........................................          1,070             --           --                  --

                                                       PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                      EMERGING MARKETS
                                                       BOND PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $9,690,476
Receivable for The Trusts shares sold................         3,560
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     9,694,036
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         2,764
                                                         ----------
   Total liabilities.................................         2,764
                                                         ----------
NET ASSETS...........................................    $9,691,272
                                                         ==========

NET ASSETS:
Accumulation Units...................................    $9,691,272
Retained by AXA Equitable in Separate Account No. 49.            --
                                                         ----------
TOTAL NET ASSETS.....................................    $9,691,272
                                                         ==========

Investments in shares of The Trusts, at cost.........    $9,721,422
The Trusts shares held
   Advisor Class.....................................       709,925
   Class A...........................................            --
   Class B...........................................            --
   Class 2...........................................            --
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      PIMCO VARIABLE  PIMCO VARIABLE
                                                      INSURANCE TRUST INSURANCE TRUST
                                                        REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                         PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                      --------------- --------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $34,061,443     $56,085,667      $830,380      $2,142,683
Receivable for The Trusts shares sold................            --              --            33              86
Receivable for policy-related transactions...........       172,985         103,486            --              --
                                                        -----------     -----------      --------      ----------
   Total assets......................................    34,234,428      56,189,153       830,413       2,142,769
                                                        -----------     -----------      --------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       172,369         103,486            --              --
Payable for policy-related transactions..............            --              --            33              86
                                                        -----------     -----------      --------      ----------
   Total liabilities.................................       172,369         103,486            33              86
                                                        -----------     -----------      --------      ----------
NET ASSETS...........................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

NET ASSETS:
Accumulation Units...................................   $34,062,059     $56,085,558      $826,563      $2,142,299
Retained by AXA Equitable in Separate Account No. 49.            --             109         3,817             384
                                                        -----------     -----------      --------      ----------
TOTAL NET ASSETS.....................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

Investments in shares of The Trusts, at cost.........   $33,577,649     $57,280,238      $886,609      $2,075,833
The Trusts shares held
   Advisor Class.....................................     2,441,680       5,089,443            --              --
   Common Shares.....................................            --              --        44,740          87,923

                                                      RYDEX | SGI VT
                                                        ALTERNATIVE
                                                        STRATEGIES
                                                      ALLOCATION FUND
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $368,751
Receivable for The Trusts shares sold................          --
Receivable for policy-related transactions...........         764
                                                         --------
   Total assets......................................     369,515
                                                         --------

LIABILITIES:
Payable for The Trusts shares purchased..............         752
Payable for policy-related transactions..............          --
                                                         --------
   Total liabilities.................................         752
                                                         --------
NET ASSETS...........................................    $368,763
                                                         ========

NET ASSETS:
Accumulation Units...................................    $368,763
Retained by AXA Equitable in Separate Account No. 49.          --
                                                         --------
TOTAL NET ASSETS.....................................    $368,763
                                                         ========

Investments in shares of The Trusts, at cost.........    $380,517
The Trusts shares held
   Advisor Class.....................................          --
   Common Shares.....................................      19,531

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                         TEMPLETON
                                                      RYDEX | SGI VT   T. ROWE PRICE    DEVELOPING        TEMPLETON
                                                      MANAGED FUTURES HEALTH SCIENCES     MARKETS     FOREIGN SECURITIES
                                                       STRATEGY FUND     PORTFOLIO    SECURITIES FUND        FUND
                                                      --------------- --------------- --------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $370,793       $5,466,831      $4,730,496        $4,902,766
Receivable for The Trusts shares sold................          15               --              83                --
Receivable for policy-related transactions...........          --           38,227              --             2,035
                                                         --------       ----------      ----------        ----------
   Total assets......................................     370,808        5,505,058       4,730,579         4,904,801
                                                         --------       ----------      ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --           38,140              --             2,035
Payable for policy-related transactions..............           4               --              83                --
                                                         --------       ----------      ----------        ----------
   Total liabilities.................................           4           38,140              83             2,035
                                                         --------       ----------      ----------        ----------
NET ASSETS...........................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

NET ASSETS:
Accumulation Units...................................    $370,804       $5,466,918      $4,730,490        $4,901,294
Retained by AXA Equitable in Separate Account No. 49.          --               --               6             1,472
                                                         --------       ----------      ----------        ----------
TOTAL NET ASSETS.....................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

Investments in shares of The Trusts, at cost.........    $388,189       $5,249,609      $5,412,389        $5,456,800
The Trusts shares held
   Class 2...........................................          --               --         502,176           390,348
   Class II..........................................          --          340,613              --                --
   Common Shares.....................................      18,141               --              --                --

                                                      TEMPLETON GLOBAL
                                                      BOND SECURITIES
                                                            FUND
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $43,698,230
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        86,753
                                                        -----------
   Total assets......................................    43,784,983
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        86,753
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        86,753
                                                        -----------
NET ASSETS...........................................   $43,698,230
                                                        ===========

NET ASSETS:
Accumulation Units...................................   $43,690,402
Retained by AXA Equitable in Separate Account No. 49.         7,828
                                                        -----------
TOTAL NET ASSETS.....................................   $43,698,230
                                                        ===========

Investments in shares of The Trusts, at cost.........   $46,027,050
The Trusts shares held
   Class 2...........................................     2,407,616
   Class II..........................................            --
   Common Shares.....................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                          TEMPLETON     VAN ECK VIP
                                                      GROWTH SECURITIES GLOBAL HARD
                                                            FUND        ASSETS FUND
                                                      ----------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value...     $919,307      $16,330,082
Receivable for The Trusts shares sold................           37               --
Receivable for policy-related transactions...........           --          102,056
                                                          --------      -----------
   Total assets......................................      919,344       16,432,138
                                                          --------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --          101,653
Payable for policy-related transactions..............           37               --
                                                          --------      -----------
   Total liabilities.................................           37          101,653
                                                          --------      -----------
NET ASSETS...........................................     $919,307      $16,330,485
                                                          ========      ===========

NET ASSETS:
Accumulation Units...................................     $918,050      $16,330,485
Retained by AXA Equitable in Separate Account No. 49.        1,257               --
                                                          --------      -----------
TOTAL NET ASSETS.....................................     $919,307      $16,330,485
                                                          ========      ===========

Investments in shares of The Trusts, at cost.........     $990,491      $18,369,580
The Trusts shares held
   Class 2...........................................       90,930               --
   Class S Shares....................................           --          542,528

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                          -------- --------------- ---------- -----------
ALL ASSET ALLOCATION.....................................  0.65%         A           $ 9.76         --
ALL ASSET ALLOCATION.....................................  1.30%         A           $11.06        221
ALL ASSET ALLOCATION.....................................  1.55%         A           $11.00         65
ALL ASSET ALLOCATION.....................................  1.65%         A           $10.97         70
ALL ASSET ALLOCATION.....................................  1.70%         A           $10.96          9

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  0.65%      CLASS B        $ 9.61         --
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%      CLASS B        $10.53        131
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%      CLASS B        $10.47          3
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%      CLASS B        $10.45         72
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%      CLASS B        $10.44          3
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  0.65%      CLASS B        $ 8.16         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%      CLASS B        $ 9.32        231
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%      CLASS B        $ 9.27         42
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%      CLASS B        $ 9.25        115
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.70%      CLASS B        $ 9.24          5

AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  0.65%      CLASS II       $10.38         --
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.30%      CLASS II       $11.00         58
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.55%      CLASS II       $10.94          7
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.65%      CLASS II       $10.92         42
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.70%      CLASS II       $10.91          1

AMERICAN CENTURY VP MID CAP VALUE FUND...................  0.65%      CLASS II       $10.45          1
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.30%      CLASS II       $12.08        277
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.55%      CLASS II       $12.01         62
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.65%      CLASS II       $11.98        186
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.70%      CLASS II       $11.97         24

AXA AGGRESSIVE ALLOCATION................................  0.65%         A           $ 9.42         --
AXA AGGRESSIVE ALLOCATION................................  1.30%         A           $10.48        824
AXA AGGRESSIVE ALLOCATION................................  1.55%         A           $10.42        243
AXA AGGRESSIVE ALLOCATION................................  1.65%         A           $10.40        117
AXA AGGRESSIVE ALLOCATION................................  1.70%         A           $10.39         10
AXA AGGRESSIVE ALLOCATION................................  0.50%         B           $11.31         --
AXA AGGRESSIVE ALLOCATION................................  0.95%         B           $10.91         --
AXA AGGRESSIVE ALLOCATION................................  1.15%         B           $10.74        696
AXA AGGRESSIVE ALLOCATION................................  1.20%         B           $10.70      3,379
AXA AGGRESSIVE ALLOCATION................................  1.25%         B           $11.82     19,298
AXA AGGRESSIVE ALLOCATION................................  1.30%         B           $11.20     53,671
AXA AGGRESSIVE ALLOCATION................................  1.35%         B           $10.57      1,284
AXA AGGRESSIVE ALLOCATION................................  1.40%         B           $10.53      3,546
AXA AGGRESSIVE ALLOCATION................................  1.50%         B           $11.57     19,731
AXA AGGRESSIVE ALLOCATION................................  1.55%         B           $10.40     39,758
AXA AGGRESSIVE ALLOCATION................................  1.60%         B           $10.36      1,791
AXA AGGRESSIVE ALLOCATION................................  1.65%         B           $11.43     81,741
AXA AGGRESSIVE ALLOCATION................................  1.70%         B           $11.38      6,353
AXA AGGRESSIVE ALLOCATION................................  1.80%         B           $10.20          3
AXA AGGRESSIVE ALLOCATION................................  1.90%         B           $10.11         48

AXA BALANCED STRATEGY....................................  0.65%         B           $ 9.73         --
AXA BALANCED STRATEGY....................................  1.30%         B           $10.56     19,416

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA BALANCED STRATEGY............  1.30%          B         $11.80      28,557
AXA BALANCED STRATEGY............  1.55%          B         $10.50       5,837
AXA BALANCED STRATEGY............  1.55%          B         $11.72       6,613
AXA BALANCED STRATEGY............  1.65%          B         $10.48       8,798
AXA BALANCED STRATEGY............  1.65%          B         $11.69       6,698
AXA BALANCED STRATEGY............  1.70%          B         $10.47         784
AXA BALANCED STRATEGY............  1.70%          B         $11.67         419

AXA CONSERVATIVE ALLOCATION......  0.50%          B         $12.33          --
AXA CONSERVATIVE ALLOCATION......  0.95%          B         $11.90          --
AXA CONSERVATIVE ALLOCATION......  1.15%          B         $11.71         506
AXA CONSERVATIVE ALLOCATION......  1.20%          B         $11.66       4,265
AXA CONSERVATIVE ALLOCATION......  1.25%          B         $12.18      12,889
AXA CONSERVATIVE ALLOCATION......  1.30%          B         $12.13      27,990
AXA CONSERVATIVE ALLOCATION......  1.35%          B         $11.53       2,363
AXA CONSERVATIVE ALLOCATION......  1.40%          B         $11.48       8,350
AXA CONSERVATIVE ALLOCATION......  1.50%          B         $11.93      20,557
AXA CONSERVATIVE ALLOCATION......  1.55%          B         $ 11.34     26,538
AXA CONSERVATIVE ALLOCATION......  1.60%          B         $ 11.30      4,084
AXA CONSERVATIVE ALLOCATION......  1.65%          B         $ 11.78     56,299
AXA CONSERVATIVE ALLOCATION......  1.70%          B         $ 11.73      7,073
AXA CONSERVATIVE ALLOCATION......  1.80%          B         $ 11.12         10
AXA CONSERVATIVE ALLOCATION......  1.90%          B         $ 11.03          5

AXA CONSERVATIVE GROWTH STRATEGY.  0.65%          B         $  9.77         --
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 10.55     10,951
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 11.69     11,231
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 10.49      3,875
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 11.61      4,541
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 10.47      5,095
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 11.58      4,566
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 10.45        480
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 11.56        408

AXA CONSERVATIVE STRATEGY........  0.65%          B         $  9.87         --
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 10.51      6,310
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 11.21      8,013
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 10.45      2,423
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 11.14      3,004
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 10.43      3,918
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 11.11      3,542
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 10.42        592
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 11.09        359

AXA CONSERVATIVE-PLUS ALLOCATION.  0.50%          B         $ 11.96         --
AXA CONSERVATIVE-PLUS ALLOCATION.  0.95%          B         $ 11.54         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.15%          B         $ 11.36        458
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B         $ 11.31      3,130
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B         $ 12.01     14,485
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B         $ 11.96     25,466
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B         $ 11.18      1,195
AXA CONSERVATIVE-PLUS ALLOCATION.  1.40%          B         $ 11.13      4,843
AXA CONSERVATIVE-PLUS ALLOCATION.  1.50%          B         $ 11.76     19,670
AXA CONSERVATIVE-PLUS ALLOCATION.  1.55%          B         $ 11.00     20,717
AXA CONSERVATIVE-PLUS ALLOCATION.  1.60%          B         $ 10.96      2,628

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE-PLUS ALLOCATION.  1.65%          B          $11.61      44,468
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $11.56       4,887
AXA CONSERVATIVE-PLUS ALLOCATION.  1.80%          B          $10.78           1
AXA CONSERVATIVE-PLUS ALLOCATION.  1.90%          B          $10.70          26

AXA GROWTH STRATEGY..............  0.65%          B          $ 9.63          --
AXA GROWTH STRATEGY..............  1.30%          B          $10.57       2,152
AXA GROWTH STRATEGY..............  1.30%          B          $12.23      30,524
AXA GROWTH STRATEGY..............  1.55%          B          $10.51       1,052
AXA GROWTH STRATEGY..............  1.55%          B          $12.15      10,548
AXA GROWTH STRATEGY..............  1.65%          B          $10.49       1,108
AXA GROWTH STRATEGY..............  1.65%          B          $12.12      13,966
AXA GROWTH STRATEGY..............  1.70%          B          $10.48          53
AXA GROWTH STRATEGY..............  1.70%          B          $12.10         759

AXA MODERATE ALLOCATION..........  0.65%          A          $ 9.73          --
AXA MODERATE ALLOCATION..........  1.30%          A          $10.60       1,704
AXA MODERATE ALLOCATION..........  1.55%          A          $10.55         470
AXA MODERATE ALLOCATION..........  1.65%          A          $10.52         477
AXA MODERATE ALLOCATION..........  1.70%          A          $10.51          66
AXA MODERATE ALLOCATION..........  0.50%          B          $58.54          --
AXA MODERATE ALLOCATION..........  0.95%          B          $52.05          23
AXA MODERATE ALLOCATION..........  1.15%          B          $49.39         405
AXA MODERATE ALLOCATION..........  1.20%          B          $48.74       3,607
AXA MODERATE ALLOCATION..........  1.25%          B          $12.05      57,988
AXA MODERATE ALLOCATION..........  1.30%          B          $11.94     118,023
AXA MODERATE ALLOCATION..........  1.35%          B          $46.86       1,058
AXA MODERATE ALLOCATION..........  1.40%          B          $46.25       6,081
AXA MODERATE ALLOCATION..........  1.50%          B          $11.80      75,947
AXA MODERATE ALLOCATION..........  1.55%          B          $44.46      21,265
AXA MODERATE ALLOCATION..........  1.60%          B          $43.87       2,775
AXA MODERATE ALLOCATION..........  1.65%          B          $11.65     169,486
AXA MODERATE ALLOCATION..........  1.70%          B          $42.73       3,918
AXA MODERATE ALLOCATION..........  1.80%          B          $41.62          36
AXA MODERATE ALLOCATION..........  1.90%          B          $40.54           3

AXA MODERATE GROWTH STRATEGY.....  0.65%          B          $ 9.69          16
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $10.57      70,698
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $12.24      43,029
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $10.52      23,643
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $12.16      15,302
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $10.49      32,870
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $12.13      13,647
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $10.48       1,311
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $12.11         949

AXA MODERATE-PLUS ALLOCATION.....  0.65%          A          $ 9.58          --
AXA MODERATE-PLUS ALLOCATION.....  1.30%          A          $10.55       1,991
AXA MODERATE-PLUS ALLOCATION.....  1.55%          A          $10.49         387
AXA MODERATE-PLUS ALLOCATION.....  1.65%          A          $10.47         418
AXA MODERATE-PLUS ALLOCATION.....  1.70%          A          $10.46          82
AXA MODERATE-PLUS ALLOCATION.....  0.50%          B          $11.86          --
AXA MODERATE-PLUS ALLOCATION.....  0.95%          B          $11.44           1
AXA MODERATE-PLUS ALLOCATION.....  1.15%          B          $11.26       2,017

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                       UNITS
                                                CONTRACT                            OUTSTANDING
                                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                -------- --------------- ---------- -----------
AXA MODERATE-PLUS ALLOCATION...................  1.20%          B          $11.22      10,152
AXA MODERATE-PLUS ALLOCATION...................  1.25%          B          $12.36      80,135
AXA MODERATE-PLUS ALLOCATION...................  1.30%          B          $12.31     159,713
AXA MODERATE-PLUS ALLOCATION...................  1.35%          B          $11.08       4,167
AXA MODERATE-PLUS ALLOCATION...................  1.40%          B          $11.04      16,713
AXA MODERATE-PLUS ALLOCATION...................  1.50%          B          $12.11      87,053
AXA MODERATE-PLUS ALLOCATION...................  1.55%          B          $10.91     130,217
AXA MODERATE-PLUS ALLOCATION...................  1.60%          B          $10.86       6,637
AXA MODERATE-PLUS ALLOCATION...................  1.65%          B          $11.95     280,251
AXA MODERATE-PLUS ALLOCATION...................  1.70%          B          $11.90      22,802
AXA MODERATE-PLUS ALLOCATION...................  1.80%          B          $10.69          58
AXA MODERATE-PLUS ALLOCATION...................  1.90%          B          $10.61           1

AXA TACTICAL MANAGER 2000......................  0.65%          B          $ 9.49           2
AXA TACTICAL MANAGER 2000......................  1.30%          B          $11.56       2,227
AXA TACTICAL MANAGER 2000......................  1.55%          B          $11.50         829
AXA TACTICAL MANAGER 2000......................  1.65%          B          $11.47       1,194
AXA TACTICAL MANAGER 2000......................  1.70%          B          $11.46          56

AXA TACTICAL MANAGER 400.......................  0.65%          B          $ 9.67           2
AXA TACTICAL MANAGER 400.......................  1.30%          B          $11.49       2,008
AXA TACTICAL MANAGER 400.......................  1.55%          B          $11.43         766
AXA TACTICAL MANAGER 400.......................  1.65%          B          $11.40       1,118
AXA TACTICAL MANAGER 400.......................  1.70%          B          $11.39          42

AXA TACTICAL MANAGER 500.......................  0.65%          B          $ 9.86           6
AXA TACTICAL MANAGER 500.......................  1.30%          B          $10.77       4,921
AXA TACTICAL MANAGER 500.......................  1.55%          B          $10.71       1,923
AXA TACTICAL MANAGER 500.......................  1.65%          B          $10.69       2,784
AXA TACTICAL MANAGER 500.......................  1.70%          B          $10.68         173

AXA TACTICAL MANAGER INTERNATIONAL.............  0.65%          B          $ 8.18           2
AXA TACTICAL MANAGER INTERNATIONAL.............  1.30%          B          $ 8.56       4,753
AXA TACTICAL MANAGER INTERNATIONAL.............  1.55%          B          $ 8.51       1,863
AXA TACTICAL MANAGER INTERNATIONAL.............  1.65%          B          $ 8.49       2,522
AXA TACTICAL MANAGER INTERNATIONAL.............  1.70%          B          $ 8.49         134

AXA ULTRA CONSERVATIVE STRATEGY................  1.30%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.55%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.65%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.70%          B          $10.04          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  0.65%      CLASS III      $ 9.62          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.30%      CLASS III      $10.44       1,595
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.55%      CLASS III      $10.38         223
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.65%      CLASS III      $10.36         892
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.70%      CLASS III      $10.35         181

BLACKROCK LARGE CAP GROWTH V.I. FUND...........  0.65%      CLASS III      $10.56          --
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.30%      CLASS III      $11.78         260
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.55%      CLASS III      $11.72          96
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.65%      CLASS III      $11.69          62
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.70%      CLASS III      $11.68          11

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  0.65%          B          $ 9.57          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.30%          B          $ 9.51       3,058
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.55%          B          $ 9.49         888
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.65%          B          $ 9.48       1,982
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.70%          B          $ 9.48          18

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.65%          A          $10.66          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          A          $13.90        151
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          A          $13.83         46
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          A          $13.80         53
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          A          $13.78          7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.50%          B          $22.33         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.95%          B          $20.90          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.20%          B          $20.14      1,671
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.25%          B          $15.65      2,858
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          B          $15.53      3,319
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.35%          B          $19.69      1,490
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.40%          B          $19.55      2,831
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.50%          B          $15.32      4,352
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          B          $19.11      2,859
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.60%          B          $18.97      1,239
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          B          $15.13      4,294
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          B          $18.69        418
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.80%          B          $18.42          5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.90%          B          $18.14          2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.65%          A          $ 9.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          A          $11.63        106
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          A          $11.57         16
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          A          $11.54         43
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          A          $11.53          5
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.50%          B          $ 9.28         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.95%          B          $ 9.06         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.20%          B          $ 8.94        343
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.25%          B          $ 8.91        627
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          B          $ 8.89      3,890
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.35%          B          $ 8.86         87
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.40%          B          $ 8.84        468
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.50%          B          $ 8.79        782
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          B          $ 8.77      2,620
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.60%          B          $ 8.74        129
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          B          $ 8.72      4,691
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          B          $ 8.70        379
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.80%          B          $ 8.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.90%          B          $ 8.60         --

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.65%          A          $10.10          6
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          A          $11.04      1,404
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          A          $10.98        285
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          A          $10.95        604
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          A          $10.94         43
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.50%          B          $23.31         --
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.95%          B          $21.81          3
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.20%          B          $21.02      3,142
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.25%          B          $12.38      7,546
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          B          $12.29      9,486
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.35%          B          $20.56      1,314
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.40%          B          $20.40      4,752
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.50%          B          $12.12     10,456

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY..  1.55%          B          $19.95      5,468
EQ/BLACKROCK BASIC VALUE EQUITY..  1.60%          B          $19.81      1,771
EQ/BLACKROCK BASIC VALUE EQUITY..  1.65%          B          $11.97     11,402
EQ/BLACKROCK BASIC VALUE EQUITY..  1.70%          B          $19.51        960
EQ/BLACKROCK BASIC VALUE EQUITY..  1.80%          B          $19.22         15
EQ/BLACKROCK BASIC VALUE EQUITY..  1.90%          B          $18.94          2

EQ/BOSTON ADVISORS EQUITY INCOME.  0.65%          A          $10.26         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          A          $11.45        114
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          A          $11.39         27
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          A          $11.37         77
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          A          $11.35          3
EQ/BOSTON ADVISORS EQUITY INCOME.  0.50%          B          $ 6.39         --
EQ/BOSTON ADVISORS EQUITY INCOME.  0.95%          B          $ 6.03         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.20%          B          $ 5.83      1,325
EQ/BOSTON ADVISORS EQUITY INCOME.  1.25%          B          $ 5.79      4,650
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          B          $ 2.34     15,306
EQ/BOSTON ADVISORS EQUITY INCOME.  1.35%          B          $ 5.71        335
EQ/BOSTON ADVISORS EQUITY INCOME.  1.40%          B          $ 5.68      1,944
EQ/BOSTON ADVISORS EQUITY INCOME.  1.50%          B          $ 5.60      7,930
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          B          $ 5.57      6,811
EQ/BOSTON ADVISORS EQUITY INCOME.  1.60%          B          $ 5.53        580
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          B          $ 5.49      7,357
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          B          $ 5.46        634
EQ/BOSTON ADVISORS EQUITY INCOME.  1.80%          B          $ 5.38         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.90%          B          $ 5.31         24

EQ/CALVERT SOCIALLY RESPONSIBLE..  0.50%          B          $ 8.52         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.95%          B          $ 8.05         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B          $ 7.81        355
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B          $10.21        666
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B          $10.14        595
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B          $ 7.66         77
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.40%          B          $ 7.61        560
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.50%          B          $10.00        677
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.55%          B          $ 7.47        623
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.60%          B          $ 7.42        160
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.65%          B          $ 9.87        845
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.70%          B          $ 7.33        122
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.80%          B          $ 7.24          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.90%          B          $ 7.15         --

EQ/CAPITAL GUARDIAN RESEARCH.....  0.65%          A          $10.76         --
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          A          $12.28         41
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          A          $12.22         13
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          A          $12.19         35
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          A          $12.18          1
EQ/CAPITAL GUARDIAN RESEARCH.....  0.50%          B          $13.22         --
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B          $12.49         44
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B          $12.09      8,621
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B          $12.42      8,110
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B          $12.34      3,141
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B          $11.86      6,168
EQ/CAPITAL GUARDIAN RESEARCH.....  1.40%          B          $11.78      9,278

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                              -------- --------------- ---------- -----------
EQ/CAPITAL GUARDIAN RESEARCH.  1.50%          B         $ 12.16      6,881
EQ/CAPITAL GUARDIAN RESEARCH.  1.55%          B         $ 11.56      4,729
EQ/CAPITAL GUARDIAN RESEARCH.  1.60%          B         $ 11.49      8,697
EQ/CAPITAL GUARDIAN RESEARCH.  1.65%          B         $ 12.01     12,353
EQ/CAPITAL GUARDIAN RESEARCH.  1.70%          B         $ 11.34      1,901
EQ/CAPITAL GUARDIAN RESEARCH.  1.80%          B         $ 11.19         63
EQ/CAPITAL GUARDIAN RESEARCH.  1.90%          B         $ 11.05         10

EQ/COMMON STOCK INDEX........  0.65%          A         $ 10.38         --
EQ/COMMON STOCK INDEX........  1.30%          A         $ 11.77        104
EQ/COMMON STOCK INDEX........  1.55%          A         $ 11.71         42
EQ/COMMON STOCK INDEX........  1.65%          A         $ 11.69         17
EQ/COMMON STOCK INDEX........  1.70%          A         $ 11.67          3
EQ/COMMON STOCK INDEX........  0.50%          B         $295.27         --
EQ/COMMON STOCK INDEX........  0.95%          B         $250.92         --
EQ/COMMON STOCK INDEX........  1.20%          B         $229.14        228
EQ/COMMON STOCK INDEX........  1.25%          B         $ 11.33      7,433
EQ/COMMON STOCK INDEX........  1.30%          B         $ 11.11      6,092
EQ/COMMON STOCK INDEX........  1.35%          B         $216.98        378
EQ/COMMON STOCK INDEX........  1.40%          B         $213.06        365
EQ/COMMON STOCK INDEX........  1.50%          B         $ 11.09     12,756
EQ/COMMON STOCK INDEX........  1.55%          B         $201.73        444
EQ/COMMON STOCK INDEX........  1.60%          B         $198.08        201
EQ/COMMON STOCK INDEX........  1.65%          B         $ 10.95      6,758
EQ/COMMON STOCK INDEX........  1.70%          B         $191.00         45
EQ/COMMON STOCK INDEX........  1.80%          B         $184.14          2
EQ/COMMON STOCK INDEX........  1.90%          B         $177.52          1

EQ/CORE BOND INDEX...........  0.50%          B         $ 16.14         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.24         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.16          7
EQ/CORE BOND INDEX...........  0.95%          B         $ 15.14          9
EQ/CORE BOND INDEX...........  1.20%          B         $ 14.62      5,404
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.16         62
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.93      9,194
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.71      9,309
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.85     10,017
EQ/CORE BOND INDEX...........  1.35%          B         $ 14.31      2,887
EQ/CORE BOND INDEX...........  1.40%          B         $ 14.21      8,196
EQ/CORE BOND INDEX...........  1.50%          B         $ 10.70     12,639
EQ/CORE BOND INDEX...........  1.55%          B         $ 10.65      3,504
EQ/CORE BOND INDEX...........  1.55%          B         $ 13.91      9,160
EQ/CORE BOND INDEX...........  1.60%          B         $ 13.81      5,365
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.57     15,378
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.63      4,773
EQ/CORE BOND INDEX...........  1.70%          B         $ 10.62        299
EQ/CORE BOND INDEX...........  1.70%          B         $ 13.62      1,355
EQ/CORE BOND INDEX...........  1.80%          B         $ 13.42         77
EQ/CORE BOND INDEX...........  1.90%          B         $ 13.23         12

EQ/DAVIS NEW YORK VENTURE....  0.65%          A         $  9.85         --
EQ/DAVIS NEW YORK VENTURE....  1.30%          A         $ 10.72        391
EQ/DAVIS NEW YORK VENTURE....  1.55%          A         $ 10.66         51
EQ/DAVIS NEW YORK VENTURE....  1.65%          A         $ 10.64        272

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                           -------- --------------- ---------- -----------
EQ/DAVIS NEW YORK VENTURE.  1.70%          A          $10.63         14
EQ/DAVIS NEW YORK VENTURE.  0.50%          B          $ 9.46         --
EQ/DAVIS NEW YORK VENTURE.  0.95%          B          $ 9.23         --
EQ/DAVIS NEW YORK VENTURE.  1.20%          B          $ 9.11      1,017
EQ/DAVIS NEW YORK VENTURE.  1.25%          B          $ 9.08      2,397
EQ/DAVIS NEW YORK VENTURE.  1.30%          B          $ 9.06      7,530
EQ/DAVIS NEW YORK VENTURE.  1.35%          B          $ 9.04        382
EQ/DAVIS NEW YORK VENTURE.  1.40%          B          $ 9.01      1,396
EQ/DAVIS NEW YORK VENTURE.  1.50%          B          $ 8.96      2,949
EQ/DAVIS NEW YORK VENTURE.  1.55%          B          $ 8.94      5,090
EQ/DAVIS NEW YORK VENTURE.  1.60%          B          $ 8.91        739
EQ/DAVIS NEW YORK VENTURE.  1.65%          B          $ 8.89     11,038
EQ/DAVIS NEW YORK VENTURE.  1.70%          B          $ 8.87      1,593
EQ/DAVIS NEW YORK VENTURE.  1.80%          B          $ 8.82         --
EQ/DAVIS NEW YORK VENTURE.  1.90%          B          $ 8.77          1

EQ/EQUITY 500 INDEX.......  0.65%          A          $10.43         --
EQ/EQUITY 500 INDEX.......  1.30%          A          $11.67        478
EQ/EQUITY 500 INDEX.......  1.55%          A          $11.60        152
EQ/EQUITY 500 INDEX.......  1.65%          A          $11.58        382
EQ/EQUITY 500 INDEX.......  1.70%          A          $11.57        144
EQ/EQUITY 500 INDEX.......  0.50%          B          $31.37         --
EQ/EQUITY 500 INDEX.......  0.65%          B          $11.13         --
EQ/EQUITY 500 INDEX.......  0.95%          B          $28.94          4
EQ/EQUITY 500 INDEX.......  1.20%          B          $27.66      4,013
EQ/EQUITY 500 INDEX.......  1.25%          B          $11.05         66
EQ/EQUITY 500 INDEX.......  1.25%          B          $12.41      8,876
EQ/EQUITY 500 INDEX.......  1.30%          B          $12.29      9,406
EQ/EQUITY 500 INDEX.......  1.35%          B          $26.92      2,569
EQ/EQUITY 500 INDEX.......  1.40%          B          $26.68      5,897
EQ/EQUITY 500 INDEX.......  1.50%          B          $12.15     12,464
EQ/EQUITY 500 INDEX.......  1.55%          B          $25.96      4,883
EQ/EQUITY 500 INDEX.......  1.60%          B          $25.73      3,578
EQ/EQUITY 500 INDEX.......  1.65%          B          $11.99     15,593
EQ/EQUITY 500 INDEX.......  1.70%          B          $25.27      1,194
EQ/EQUITY 500 INDEX.......  1.80%          B          $24.81         81
EQ/EQUITY 500 INDEX.......  1.90%          B          $24.37          7

EQ/EQUITY GROWTH PLUS.....  0.50%          B          $15.79         --
EQ/EQUITY GROWTH PLUS.....  0.95%          B          $15.07          4
EQ/EQUITY GROWTH PLUS.....  1.20%          B          $14.68      5,903
EQ/EQUITY GROWTH PLUS.....  1.25%          B          $12.05     10,915
EQ/EQUITY GROWTH PLUS.....  1.30%          B          $11.98      9,338
EQ/EQUITY GROWTH PLUS.....  1.35%          B          $14.45        805
EQ/EQUITY GROWTH PLUS.....  1.40%          B          $14.37      8,921
EQ/EQUITY GROWTH PLUS.....  1.50%          B          $11.80     14,459
EQ/EQUITY GROWTH PLUS.....  1.55%          B          $14.15      6,980
EQ/EQUITY GROWTH PLUS.....  1.60%          B          $14.08      3,745
EQ/EQUITY GROWTH PLUS.....  1.65%          B          $11.65     18,903
EQ/EQUITY GROWTH PLUS.....  1.70%          B          $13.93      1,904
EQ/EQUITY GROWTH PLUS.....  1.80%          B          $13.78         17
EQ/EQUITY GROWTH PLUS.....  1.90%          B          $13.64          2

EQ/FRANKLIN CORE BALANCED.  0.65%          A          $10.07         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/FRANKLIN CORE BALANCED.........  1.30%          A          $11.22         59
EQ/FRANKLIN CORE BALANCED.........  1.55%          A          $11.16          4
EQ/FRANKLIN CORE BALANCED.........  1.65%          A          $11.14         28
EQ/FRANKLIN CORE BALANCED.........  1.70%          A          $11.13          2
EQ/FRANKLIN CORE BALANCED.........  0.50%          B          $10.32         --
EQ/FRANKLIN CORE BALANCED.........  0.95%          B          $10.07         15
EQ/FRANKLIN CORE BALANCED.........  1.20%          B          $ 9.94      1,633
EQ/FRANKLIN CORE BALANCED.........  1.25%          B          $ 9.91      4,459
EQ/FRANKLIN CORE BALANCED.........  1.30%          B          $ 9.89      8,799
EQ/FRANKLIN CORE BALANCED.........  1.35%          B          $ 9.86        603
EQ/FRANKLIN CORE BALANCED.........  1.40%          B          $ 9.83      2,536
EQ/FRANKLIN CORE BALANCED.........  1.50%          B          $ 9.78      6,073
EQ/FRANKLIN CORE BALANCED.........  1.55%          B          $ 9.75      7,905
EQ/FRANKLIN CORE BALANCED.........  1.60%          B          $ 9.73      1,039
EQ/FRANKLIN CORE BALANCED.........  1.65%          B          $ 9.70     18,817
EQ/FRANKLIN CORE BALANCED.........  1.70%          B          $ 9.68      1,654
EQ/FRANKLIN CORE BALANCED.........  1.80%          B          $ 9.62          9
EQ/FRANKLIN CORE BALANCED.........  1.90%          B          $ 9.57         --

EQ/FRANKLIN TEMPLETON ALLOCATION..  0.65%          A          $ 9.64         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          A          $10.57         53
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          A          $10.51         19
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          A          $10.49         16
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          A          $10.47          1
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.50%          B          $ 8.02         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.95%          B          $ 7.85         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.15%          B          $ 7.78        625
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B          $ 7.76      1,065
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B          $ 7.74      3,443
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B          $ 7.73     47,962
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.35%          B          $ 7.71        505
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.40%          B          $ 7.69      1,866
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.50%          B          $ 7.65      4,946
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          B          $ 7.64     26,376
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.60%          B          $ 7.62      1,015
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          B          $ 7.60     66,777
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          B          $ 7.58      4,136
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.80%          B          $ 7.55         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.90%          B          $ 7.51         --

EQ/GAMCO MERGERS AND ACQUISITIONS.  0.65%          A          $10.19         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $11.08        186
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $11.02         40
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $10.99         97
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $10.98         37
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.50%          B          $13.28         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B          $12.89         10
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B          $12.67        601
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B          $12.63      1,795
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          B          $12.36      2,756
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.35%          B          $12.54        177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.40%          B          $12.50      1,177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.50%          B          $12.42      2,508

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          B          $12.38      2,259
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.60%          B          $12.33        274
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          B          $12.29      4,153
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          B          $12.25        561
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.80%          B          $12.17          2
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.90%          B          $12.09         --

EQ/GAMCO SMALL COMPANY VALUE......  0.65%          A          $10.23          1
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $13.27      1,650
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $13.20        386
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $13.17        737
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $13.15         79
EQ/GAMCO SMALL COMPANY VALUE......  0.50%          B          $43.10         --
EQ/GAMCO SMALL COMPANY VALUE......  0.95%          B          $38.76         --
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $36.53        800
EQ/GAMCO SMALL COMPANY VALUE......  1.25%          B          $36.10      2,459
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          B          $55.32      2,477
EQ/GAMCO SMALL COMPANY VALUE......  1.35%          B          $35.26        273
EQ/GAMCO SMALL COMPANY VALUE......  1.40%          B          $34.84      1,676
EQ/GAMCO SMALL COMPANY VALUE......  1.50%          B          $34.02      4,024
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          B          $33.62      3,903
EQ/GAMCO SMALL COMPANY VALUE......  1.60%          B          $33.22        354
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          B          $32.83      4,688
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          B          $32.44        624
EQ/GAMCO SMALL COMPANY VALUE......  1.80%          B          $31.68          7
EQ/GAMCO SMALL COMPANY VALUE......  1.90%          B          $30.93          7

EQ/GLOBAL BOND PLUS...............  0.65%          A          $10.06         --
EQ/GLOBAL BOND PLUS...............  1.30%          A          $10.70        172
EQ/GLOBAL BOND PLUS...............  1.55%          A          $10.64         46
EQ/GLOBAL BOND PLUS...............  1.65%          A          $10.62        118
EQ/GLOBAL BOND PLUS...............  1.70%          A          $10.61         14
EQ/GLOBAL BOND PLUS...............  0.50%          B          $12.91         --
EQ/GLOBAL BOND PLUS...............  0.95%          B          $12.55          5
EQ/GLOBAL BOND PLUS...............  1.20%          B          $12.36      1,454
EQ/GLOBAL BOND PLUS...............  1.25%          B          $12.32      4,058
EQ/GLOBAL BOND PLUS...............  1.30%          B          $12.28      5,807
EQ/GLOBAL BOND PLUS...............  1.35%          B          $12.33        472
EQ/GLOBAL BOND PLUS...............  1.40%          B          $12.20      3,315
EQ/GLOBAL BOND PLUS...............  1.50%          B          $12.13      7,076
EQ/GLOBAL BOND PLUS...............  1.55%          B          $12.09      5,949
EQ/GLOBAL BOND PLUS...............  1.60%          B          $12.05      1,228
EQ/GLOBAL BOND PLUS...............  1.65%          B          $12.01     11,107
EQ/GLOBAL BOND PLUS...............  1.70%          B          $11.97      1,389
EQ/GLOBAL BOND PLUS...............  1.80%          B          $11.90          1
EQ/GLOBAL BOND PLUS...............  1.90%          B          $11.82          2

EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.65%          A          $ 8.74         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.30%          A          $ 9.72        195
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.55%          A          $ 9.67         46
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.65%          A          $ 9.65         62
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.70%          A          $ 9.64          1
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.50%          B          $17.70         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.95%          B          $16.58         25

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.20%          B          $15.99      2,235
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.25%          B          $20.79      4,783
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.30%          B          $20.63      6,177
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.35%          B          $15.64      1,233
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.40%          B          $15.53      4,556
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.50%          B          $20.35      8,139
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.55%          B          $15.19      7,953
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.60%          B          $15.08      1,613
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.65%          B          $20.10      8,714
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.70%          B          $14.86      1,149
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.80%          B          $14.65         14
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.90%          B          $14.44          3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.50%          B          $25.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.65%          B          $10.19         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.95%          B          $22.86         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.20%          B          $21.69      1,594
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.25%          B          $11.54      2,706
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $10.57      4,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $11.42      5,722
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.35%          B          $21.02        396
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.40%          B          $20.80      2,443
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.50%          B          $11.30      3,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $10.52      1,583
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $20.15      2,375
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.60%          B          $19.94      1,072
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $10.49      2,224
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $11.16      5,171
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $10.48        106
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $19.52        457
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.80%          B          $19.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.90%          B          $18.71          1

EQ/INTERNATIONAL CORE PLUS............  0.65%          A          $ 8.29         --
EQ/INTERNATIONAL CORE PLUS............  1.30%          A          $ 8.95        158
EQ/INTERNATIONAL CORE PLUS............  1.55%          A          $ 8.90         24
EQ/INTERNATIONAL CORE PLUS............  1.65%          A          $ 8.88         84
EQ/INTERNATIONAL CORE PLUS............  1.70%          A          $ 8.87          1
EQ/INTERNATIONAL CORE PLUS............  0.50%          B          $11.80         --
EQ/INTERNATIONAL CORE PLUS............  0.95%          B          $11.14         29
EQ/INTERNATIONAL CORE PLUS............  1.20%          B          $10.79      4,273
EQ/INTERNATIONAL CORE PLUS............  1.25%          B          $12.52      6,349
EQ/INTERNATIONAL CORE PLUS............  1.30%          B          $12.44      5,782
EQ/INTERNATIONAL CORE PLUS............  1.35%          B          $10.59      1,338
EQ/INTERNATIONAL CORE PLUS............  1.40%          B          $10.52      4,918
EQ/INTERNATIONAL CORE PLUS............  1.50%          B          $12.26      6,036
EQ/INTERNATIONAL CORE PLUS............  1.55%          B          $10.32      6,307
EQ/INTERNATIONAL CORE PLUS............  1.60%          B          $10.25      4,045
EQ/INTERNATIONAL CORE PLUS............  1.65%          B          $12.11     11,646
EQ/INTERNATIONAL CORE PLUS............  1.70%          B          $10.12      2,069
EQ/INTERNATIONAL CORE PLUS............  1.80%          B          $ 9.99         18
EQ/INTERNATIONAL CORE PLUS............  1.90%          B          $ 9.86          1

EQ/INTERNATIONAL EQUITY INDEX.........  0.65%          A          $ 8.57         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          A          $ 9.05        105
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          A          $ 9.00         27
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          A          $ 8.98         46
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          A          $ 8.97          6
EQ/INTERNATIONAL EQUITY INDEX...  0.50%          B          $12.85         --
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B          $11.91          1
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B          $11.41      2,985
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B          $11.02      5,996
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B          $10.93      6,997
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          B          $11.13      1,015
EQ/INTERNATIONAL EQUITY INDEX...  1.40%          B          $11.03      4,344
EQ/INTERNATIONAL EQUITY INDEX...  1.50%          B          $10.79      7,951
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          B          $10.75      6,041
EQ/INTERNATIONAL EQUITY INDEX...  1.60%          B          $10.66      1,719
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          B          $10.65      9,683
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          B          $10.48      1,332
EQ/INTERNATIONAL EQUITY INDEX...  1.80%          B          $10.31         17
EQ/INTERNATIONAL EQUITY INDEX...  1.90%          B          $10.13          4

EQ/INTERNATIONAL ETF............  0.65%          A          $ 8.53         --
EQ/INTERNATIONAL ETF............  1.30%          A          $ 9.14        156
EQ/INTERNATIONAL ETF............  1.55%          A          $ 9.09         19
EQ/INTERNATIONAL ETF............  1.65%          A          $ 9.07         64
EQ/INTERNATIONAL ETF............  1.70%          A          $ 9.06         12

EQ/INTERNATIONAL VALUE PLUS.....  0.65%          A          $ 8.12         --
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          A          $ 8.64        216
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          A          $ 8.60         48
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          A          $ 8.58         75
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          A          $ 8.57         15
EQ/INTERNATIONAL VALUE PLUS.....  0.50%          B          $17.65         --
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B          $16.52          8
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B          $15.91      2,505
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B          $12.38      5,025
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B          $12.29      4,719
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B          $15.56      2,912
EQ/INTERNATIONAL VALUE PLUS.....  1.40%          B          $15.45      3,135
EQ/INTERNATIONAL VALUE PLUS.....  1.50%          B          $12.13      6,761
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          B          $15.11      5,124
EQ/INTERNATIONAL VALUE PLUS.....  1.60%          B          $15.00      1,688
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          B          $11.97      8,297
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          B          $14.77        843
EQ/INTERNATIONAL VALUE PLUS.....  1.80%          B          $14.56         23
EQ/INTERNATIONAL VALUE PLUS.....  1.90%          B          $14.34          4

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.65%          A          $ 9.85         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          A          $10.70        189
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          A          $10.64         40
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          A          $10.62         22
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          A          $10.60         15
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.50%          B          $14.27         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B          $13.35          3
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B          $12.86      1,506
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B          $11.54      1,219

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B          $11.45      1,715
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B          $12.58      4,536
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.40%          B          $12.49      2,269
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.50%          B          $11.30      1,510
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          B          $12.21      2,749
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.60%          B          $12.12      1,722
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          B          $11.16      2,278
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          B          $11.94        247
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.80%          B          $11.76         36
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.90%          B          $11.59         11

EQ/LARGE CAP CORE PLUS..........  0.50%          B          $ 9.94         --
EQ/LARGE CAP CORE PLUS..........  0.95%          B          $ 9.37          1
EQ/LARGE CAP CORE PLUS..........  1.20%          B          $ 9.07      1,662
EQ/LARGE CAP CORE PLUS..........  1.25%          B          $11.61        761
EQ/LARGE CAP CORE PLUS..........  1.30%          B          $11.53        704
EQ/LARGE CAP CORE PLUS..........  1.35%          B          $ 8.89      1,207
EQ/LARGE CAP CORE PLUS..........  1.40%          B          $ 8.83      2,149
EQ/LARGE CAP CORE PLUS..........  1.50%          B          $11.37        996
EQ/LARGE CAP CORE PLUS..........  1.55%          B          $ 8.66      2,282
EQ/LARGE CAP CORE PLUS..........  1.60%          B          $ 8.60      2,552
EQ/LARGE CAP CORE PLUS..........  1.65%          B          $11.22      1,518
EQ/LARGE CAP CORE PLUS..........  1.70%          B          $ 8.49        284
EQ/LARGE CAP CORE PLUS..........  1.80%          B          $ 8.38         16
EQ/LARGE CAP CORE PLUS..........  1.90%          B          $ 8.27          2

EQ/LARGE CAP GROWTH INDEX.......  0.65%          A          $10.51         --
EQ/LARGE CAP GROWTH INDEX.......  1.30%          A          $12.07        164
EQ/LARGE CAP GROWTH INDEX.......  1.55%          A          $12.01         81
EQ/LARGE CAP GROWTH INDEX.......  1.65%          A          $11.98         63
EQ/LARGE CAP GROWTH INDEX.......  1.70%          A          $11.97         12
EQ/LARGE CAP GROWTH INDEX.......  0.50%          B          $ 8.55         --
EQ/LARGE CAP GROWTH INDEX.......  0.95%          B          $ 8.07         16
EQ/LARGE CAP GROWTH INDEX.......  1.20%          B          $ 7.82      2,718
EQ/LARGE CAP GROWTH INDEX.......  1.25%          B          $13.62      2,145
EQ/LARGE CAP GROWTH INDEX.......  1.30%          B          $13.54      2,019
EQ/LARGE CAP GROWTH INDEX.......  1.35%          B          $ 7.67      2,679
EQ/LARGE CAP GROWTH INDEX.......  1.40%          B          $ 7.62      4,721
EQ/LARGE CAP GROWTH INDEX.......  1.50%          B          $13.34      2,913
EQ/LARGE CAP GROWTH INDEX.......  1.55%          B          $ 7.48      7,060
EQ/LARGE CAP GROWTH INDEX.......  1.60%          B          $ 7.43      4,841
EQ/LARGE CAP GROWTH INDEX.......  1.65%          B          $13.17      4,033
EQ/LARGE CAP GROWTH INDEX.......  1.70%          B          $ 7.33        864
EQ/LARGE CAP GROWTH INDEX.......  1.80%          B          $ 7.24         94
EQ/LARGE CAP GROWTH INDEX.......  1.90%          B          $ 7.15         19

EQ/LARGE CAP GROWTH PLUS........  0.65%          A          $ 9.88         --
EQ/LARGE CAP GROWTH PLUS........  1.30%          A          $11.07         92
EQ/LARGE CAP GROWTH PLUS........  1.55%          A          $11.01         12
EQ/LARGE CAP GROWTH PLUS........  1.65%          A          $10.99         44
EQ/LARGE CAP GROWTH PLUS........  1.70%          A          $10.98         22
EQ/LARGE CAP GROWTH PLUS........  0.50%          B          $16.98         --
EQ/LARGE CAP GROWTH PLUS........  0.95%          B          $15.89         11
EQ/LARGE CAP GROWTH PLUS........  1.20%          B          $15.31      1,698

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH PLUS......  1.25%          B          $13.03      3,419
EQ/LARGE CAP GROWTH PLUS......  1.30%          B          $12.93      4,628
EQ/LARGE CAP GROWTH PLUS......  1.35%          B          $14.97      4,619
EQ/LARGE CAP GROWTH PLUS......  1.40%          B          $14.86      2,259
EQ/LARGE CAP GROWTH PLUS......  1.50%          B          $12.75      3,853
EQ/LARGE CAP GROWTH PLUS......  1.55%          B          $14.53      4,411
EQ/LARGE CAP GROWTH PLUS......  1.60%          B          $14.42      2,184
EQ/LARGE CAP GROWTH PLUS......  1.65%          B          $12.59      8,906
EQ/LARGE CAP GROWTH PLUS......  1.70%          B          $14.21      1,072
EQ/LARGE CAP GROWTH PLUS......  1.80%          B          $14.00         10
EQ/LARGE CAP GROWTH PLUS......  1.90%          B          $13.79          6

EQ/LARGE CAP VALUE INDEX......  0.65%          A          $10.32         --
EQ/LARGE CAP VALUE INDEX......  1.30%          A          $11.46         96
EQ/LARGE CAP VALUE INDEX......  1.55%          A          $11.39         26
EQ/LARGE CAP VALUE INDEX......  1.65%          A          $11.37         24
EQ/LARGE CAP VALUE INDEX......  1.70%          A          $11.36          9
EQ/LARGE CAP VALUE INDEX......  0.50%          B          $ 6.13         --
EQ/LARGE CAP VALUE INDEX......  0.95%          B          $ 5.96         --
EQ/LARGE CAP VALUE INDEX......  1.20%          B          $ 5.86      1,237
EQ/LARGE CAP VALUE INDEX......  1.25%          B          $ 5.85      5,007
EQ/LARGE CAP VALUE INDEX......  1.30%          B          $ 5.83      7,147
EQ/LARGE CAP VALUE INDEX......  1.35%          B          $ 5.89        542
EQ/LARGE CAP VALUE INDEX......  1.40%          B          $ 5.79      1,650
EQ/LARGE CAP VALUE INDEX......  1.50%          B          $ 5.75      5,955
EQ/LARGE CAP VALUE INDEX......  1.55%          B          $ 5.74      6,597
EQ/LARGE CAP VALUE INDEX......  1.60%          B          $ 5.72        636
EQ/LARGE CAP VALUE INDEX......  1.65%          B          $ 5.70     13,668
EQ/LARGE CAP VALUE INDEX......  1.70%          B          $ 5.68      1,412
EQ/LARGE CAP VALUE INDEX......  1.80%          B          $ 5.65          6
EQ/LARGE CAP VALUE INDEX......  1.90%          B          $ 5.61         --

EQ/LARGE CAP VALUE PLUS.......  0.65%          A          $ 9.79         --
EQ/LARGE CAP VALUE PLUS.......  1.30%          A          $10.72         80
EQ/LARGE CAP VALUE PLUS.......  1.55%          A          $10.66         24
EQ/LARGE CAP VALUE PLUS.......  1.65%          A          $10.64         12
EQ/LARGE CAP VALUE PLUS.......  1.70%          A          $10.63          1
EQ/LARGE CAP VALUE PLUS.......  0.50%          B          $13.18         --
EQ/LARGE CAP VALUE PLUS.......  0.95%          B          $12.37          4
EQ/LARGE CAP VALUE PLUS.......  1.20%          B          $11.94     10,066
EQ/LARGE CAP VALUE PLUS.......  1.25%          B          $10.01     12,275
EQ/LARGE CAP VALUE PLUS.......  1.30%          B          $ 9.94      4,541
EQ/LARGE CAP VALUE PLUS.......  1.35%          B          $11.68      2,804
EQ/LARGE CAP VALUE PLUS.......  1.40%          B          $11.60     15,254
EQ/LARGE CAP VALUE PLUS.......  1.50%          B          $ 9.81     18,107
EQ/LARGE CAP VALUE PLUS.......  1.55%          B          $11.36      6,058
EQ/LARGE CAP VALUE PLUS.......  1.60%          B          $11.28      7,113
EQ/LARGE CAP VALUE PLUS.......  1.65%          B          $ 9.68     12,952
EQ/LARGE CAP VALUE PLUS.......  1.70%          B          $11.12      1,875
EQ/LARGE CAP VALUE PLUS.......  1.80%          B          $10.96         75
EQ/LARGE CAP VALUE PLUS.......  1.90%          B          $10.81         16

EQ/LORD ABBETT LARGE CAP CORE.  0.50%          B          $11.61         --
EQ/LORD ABBETT LARGE CAP CORE.  0.95%          B          $11.27         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B          $11.08        510
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B          $11.04      1,517
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B          $11.08      3,229
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B          $10.97        291
EQ/LORD ABBETT LARGE CAP CORE.  1.40%          B          $10.93      1,150
EQ/LORD ABBETT LARGE CAP CORE.  1.50%          B          $10.86      1,964
EQ/LORD ABBETT LARGE CAP CORE.  1.55%          B          $10.82      2,347
EQ/LORD ABBETT LARGE CAP CORE.  1.60%          B          $10.78        316
EQ/LORD ABBETT LARGE CAP CORE.  1.65%          B          $10.75      4,342
EQ/LORD ABBETT LARGE CAP CORE.  1.70%          B          $10.71        517
EQ/LORD ABBETT LARGE CAP CORE.  1.80%          B          $10.64         --
EQ/LORD ABBETT LARGE CAP CORE.  1.90%          B          $10.57         --

EQ/MFS INTERNATIONAL GROWTH...  0.65%          A          $ 8.96         --
EQ/MFS INTERNATIONAL GROWTH...  1.30%          A          $10.23        210
EQ/MFS INTERNATIONAL GROWTH...  1.55%          A          $10.18         36
EQ/MFS INTERNATIONAL GROWTH...  1.65%          A          $10.15         80
EQ/MFS INTERNATIONAL GROWTH...  1.70%          A          $10.14          8
EQ/MFS INTERNATIONAL GROWTH...  0.50%          B          $13.78         --
EQ/MFS INTERNATIONAL GROWTH...  0.95%          B          $13.37         --
EQ/MFS INTERNATIONAL GROWTH...  1.20%          B          $13.15      1,001
EQ/MFS INTERNATIONAL GROWTH...  1.25%          B          $13.10      2,431
EQ/MFS INTERNATIONAL GROWTH...  1.30%          B          $ 5.80      9,720
EQ/MFS INTERNATIONAL GROWTH...  1.35%          B          $13.02        204
EQ/MFS INTERNATIONAL GROWTH...  1.40%          B          $12.97      1,804
EQ/MFS INTERNATIONAL GROWTH...  1.50%          B          $12.88      3,484
EQ/MFS INTERNATIONAL GROWTH...  1.55%          B          $12.84      4,068
EQ/MFS INTERNATIONAL GROWTH...  1.60%          B          $12.80        603
EQ/MFS INTERNATIONAL GROWTH...  1.65%          B          $12.75      6,332
EQ/MFS INTERNATIONAL GROWTH...  1.70%          B          $12.71      1,217
EQ/MFS INTERNATIONAL GROWTH...  1.80%          B          $12.62          5
EQ/MFS INTERNATIONAL GROWTH...  1.90%          B          $12.54         --

EQ/MID CAP INDEX..............  0.65%          A          $10.31         --
EQ/MID CAP INDEX..............  1.30%          A          $12.63        171
EQ/MID CAP INDEX..............  1.55%          A          $12.56         38
EQ/MID CAP INDEX..............  1.65%          A          $12.53         78
EQ/MID CAP INDEX..............  1.70%          A          $12.52         15
EQ/MID CAP INDEX..............  0.50%          B          $12.13         --
EQ/MID CAP INDEX..............  0.95%          B          $11.52         15
EQ/MID CAP INDEX..............  1.20%          B          $11.20      5,483
EQ/MID CAP INDEX..............  1.25%          B          $12.94      6,089
EQ/MID CAP INDEX..............  1.30%          B          $12.87      5,047
EQ/MID CAP INDEX..............  1.35%          B          $11.01        640
EQ/MID CAP INDEX..............  1.40%          B          $10.94      7,132
EQ/MID CAP INDEX..............  1.50%          B          $12.67      8,003
EQ/MID CAP INDEX..............  1.55%          B          $10.76      6,910
EQ/MID CAP INDEX..............  1.60%          B          $10.70      3,332
EQ/MID CAP INDEX..............  1.65%          B          $12.51      9,217
EQ/MID CAP INDEX..............  1.70%          B          $10.57      1,481
EQ/MID CAP INDEX..............  1.80%          B          $10.45         22
EQ/MID CAP INDEX..............  1.90%          B          $10.33          2

EQ/MID CAP VALUE PLUS.........  0.65%          A          $ 9.46         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/MID CAP VALUE PLUS.......  1.30%          A          $11.40         32
EQ/MID CAP VALUE PLUS.......  1.55%          A          $11.34         11
EQ/MID CAP VALUE PLUS.......  1.65%          A          $11.31         12
EQ/MID CAP VALUE PLUS.......  1.70%          A          $11.30         --
EQ/MID CAP VALUE PLUS.......  0.50%          B          $16.67         --
EQ/MID CAP VALUE PLUS.......  0.95%          B          $15.59          7
EQ/MID CAP VALUE PLUS.......  1.20%          B          $15.03      4,139
EQ/MID CAP VALUE PLUS.......  1.25%          B          $13.22      9,712
EQ/MID CAP VALUE PLUS.......  1.30%          B          $13.12      7,540
EQ/MID CAP VALUE PLUS.......  1.35%          B          $14.69        622
EQ/MID CAP VALUE PLUS.......  1.40%          B          $14.59      6,165
EQ/MID CAP VALUE PLUS.......  1.50%          B          $12.95     13,585
EQ/MID CAP VALUE PLUS.......  1.55%          B          $14.26      6,450
EQ/MID CAP VALUE PLUS.......  1.60%          B          $14.16      2,583
EQ/MID CAP VALUE PLUS.......  1.65%          B          $12.78     14,368
EQ/MID CAP VALUE PLUS.......  1.70%          B          $13.95      1,617
EQ/MID CAP VALUE PLUS.......  1.80%          B          $13.74         22
EQ/MID CAP VALUE PLUS.......  1.90%          B          $13.54          9

EQ/MONEY MARKET.............  0.65%          A          $ 9.93         24
EQ/MONEY MARKET.............  1.30%          A          $ 9.74        865
EQ/MONEY MARKET.............  1.55%          A          $ 9.68      3,216
EQ/MONEY MARKET.............  1.65%          A          $ 9.66        372
EQ/MONEY MARKET.............  1.70%          A          $ 9.65        430
EQ/MONEY MARKET.............  0.00%          B          $44.43         14
EQ/MONEY MARKET.............  0.50%          B          $38.14         --
EQ/MONEY MARKET.............  0.65%          B          $ 1.00        757
EQ/MONEY MARKET.............  0.65%          B          $ 9.93         --
EQ/MONEY MARKET.............  0.95%          B          $33.23         --
EQ/MONEY MARKET.............  1.15%          B          $10.95          2
EQ/MONEY MARKET.............  1.15%          B          $30.81         28
EQ/MONEY MARKET.............  1.15%          B          $31.24         26
EQ/MONEY MARKET.............  1.20%          B          $30.77      1,109
EQ/MONEY MARKET.............  1.25%          B          $ 1.00     43,482
EQ/MONEY MARKET.............  1.25%          B          $10.42      4,454
EQ/MONEY MARKET.............  1.30%          B          $10.26      5,651
EQ/MONEY MARKET.............  1.35%          B          $29.38      1,247
EQ/MONEY MARKET.............  1.40%          B          $28.92      2,291
EQ/MONEY MARKET.............  1.50%          B          $10.21      9,062
EQ/MONEY MARKET.............  1.55%          B          $27.61      3,062
EQ/MONEY MARKET.............  1.55%          B          $30.81        340
EQ/MONEY MARKET.............  1.60%          B          $27.19      1,664
EQ/MONEY MARKET.............  1.65%          B          $10.08     11,709
EQ/MONEY MARKET.............  1.70%          B          $26.36        623
EQ/MONEY MARKET.............  1.70%          B          $30.65         16
EQ/MONEY MARKET.............  1.80%          B          $25.56          5
EQ/MONEY MARKET.............  1.90%          B          $24.78          3

EQ/MONTAG & CALDWELL GROWTH.  0.65%          A          $10.56         --
EQ/MONTAG & CALDWELL GROWTH.  1.30%          A          $11.20        463
EQ/MONTAG & CALDWELL GROWTH.  1.55%          A          $11.14         70
EQ/MONTAG & CALDWELL GROWTH.  1.65%          A          $11.12        118
EQ/MONTAG & CALDWELL GROWTH.  1.70%          A          $11.10         14

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/MONTAG & CALDWELL GROWTH......  0.50%          B          $ 6.01         --
EQ/MONTAG & CALDWELL GROWTH......  0.95%          B          $ 5.66         --
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B          $ 5.48      1,243
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B          $ 5.44      3,099
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $ 2.17      9,728
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $10.70         10
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B          $ 5.37        415
EQ/MONTAG & CALDWELL GROWTH......  1.40%          B          $ 5.33      3,105
EQ/MONTAG & CALDWELL GROWTH......  1.50%          B          $ 5.26      5,002
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $ 5.23      4,755
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $10.69          7
EQ/MONTAG & CALDWELL GROWTH......  1.60%          B          $ 5.19        880
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $ 5.16      5,784
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $10.69          4
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $ 5.13        816
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $10.69         --
EQ/MONTAG & CALDWELL GROWTH......  1.80%          B          $ 5.06         13
EQ/MONTAG & CALDWELL GROWTH......  1.90%          B          $ 4.99         --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.65%          A          $ 9.61          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $12.21        677
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $12.14        174
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $12.11        304
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $12.10         26
EQ/MORGAN STANLEY MID CAP GROWTH.  0.50%          B          $16.32         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B          $15.83          7
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $15.57      1,343
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $15.51      3,877
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $15.46      5,727
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B          $15.41        463
EQ/MORGAN STANLEY MID CAP GROWTH.  1.40%          B          $15.36      2,592
EQ/MORGAN STANLEY MID CAP GROWTH.  1.50%          B          $15.25      5,546
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $15.20      6,242
EQ/MORGAN STANLEY MID CAP GROWTH.  1.60%          B          $15.15        562
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $15.10      9,136
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $15.05        927
EQ/MORGAN STANLEY MID CAP GROWTH.  1.80%          B          $14.95          3
EQ/MORGAN STANLEY MID CAP GROWTH.  1.90%          B          $14.85         --

EQ/MUTUAL LARGE CAP EQUITY.......  0.65%          A          $ 9.76         --
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          A          $10.72         40
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          A          $10.67          8
EQ/MUTUAL LARGE CAP EQUITY.......  1.65%          A          $10.64         27
EQ/MUTUAL LARGE CAP EQUITY.......  1.70%          A          $10.63          2
EQ/MUTUAL LARGE CAP EQUITY.......  0.50%          B          $ 8.82         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.95%          B          $ 8.61          1
EQ/MUTUAL LARGE CAP EQUITY.......  1.20%          B          $ 8.49        576
EQ/MUTUAL LARGE CAP EQUITY.......  1.25%          B          $ 8.47      1,950
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          B          $ 8.45      4,725
EQ/MUTUAL LARGE CAP EQUITY.......  1.35%          B          $ 8.42        134
EQ/MUTUAL LARGE CAP EQUITY.......  1.40%          B          $ 8.40        812
EQ/MUTUAL LARGE CAP EQUITY.......  1.50%          B          $ 8.36      1,688
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          B          $ 8.33      3,064

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                   UNITS
                            CONTRACT                            OUTSTANDING
                            CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                            -------- --------------- ---------- -----------
EQ/MUTUAL LARGE CAP EQUITY.  1.60%          B          $ 8.31        286
EQ/MUTUAL LARGE CAP EQUITY.  1.65%          B          $ 8.29      8,848
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          B          $ 8.27      1,002
EQ/MUTUAL LARGE CAP EQUITY.  1.80%          B          $ 8.22         --
EQ/MUTUAL LARGE CAP EQUITY.  1.90%          B          $ 8.18         --

EQ/OPPENHEIMER GLOBAL......  0.65%          A          $ 9.19         --
EQ/OPPENHEIMER GLOBAL......  1.30%          A          $10.49        410
EQ/OPPENHEIMER GLOBAL......  1.55%          A          $10.44         73
EQ/OPPENHEIMER GLOBAL......  1.65%          A          $10.42        221
EQ/OPPENHEIMER GLOBAL......  1.70%          A          $10.40         14
EQ/OPPENHEIMER GLOBAL......  0.50%          B          $ 9.91         --
EQ/OPPENHEIMER GLOBAL......  0.95%          B          $ 9.68         --
EQ/OPPENHEIMER GLOBAL......  1.20%          B          $ 9.55      1,013
EQ/OPPENHEIMER GLOBAL......  1.25%          B          $ 9.52      2,371
EQ/OPPENHEIMER GLOBAL......  1.30%          B          $ 9.50      5,123
EQ/OPPENHEIMER GLOBAL......  1.35%          B          $ 9.47        286
EQ/OPPENHEIMER GLOBAL......  1.40%          B          $ 9.45      1,975
EQ/OPPENHEIMER GLOBAL......  1.50%          B          $ 9.40      3,395
EQ/OPPENHEIMER GLOBAL......  1.55%          B          $ 9.37      4,639
EQ/OPPENHEIMER GLOBAL......  1.60%          B          $ 9.35        554
EQ/OPPENHEIMER GLOBAL......  1.65%          B          $ 9.32      8,411
EQ/OPPENHEIMER GLOBAL......  1.70%          B          $ 9.30      1,215
EQ/OPPENHEIMER GLOBAL......  1.80%          B          $ 9.25         26
EQ/OPPENHEIMER GLOBAL......  1.90%          B          $ 9.20         --

EQ/PIMCO ULTRA SHORT BOND..  0.65%          A          $ 9.92         --
EQ/PIMCO ULTRA SHORT BOND..  1.30%          A          $ 9.84        720
EQ/PIMCO ULTRA SHORT BOND..  1.55%          A          $ 9.79        179
EQ/PIMCO ULTRA SHORT BOND..  1.65%          A          $ 9.77        404
EQ/PIMCO ULTRA SHORT BOND..  1.70%          A          $ 9.76        547
EQ/PIMCO ULTRA SHORT BOND..  0.50%          B          $11.32         --
EQ/PIMCO ULTRA SHORT BOND..  0.95%          B          $10.98         --
EQ/PIMCO ULTRA SHORT BOND..  1.20%          B          $10.80      3,309
EQ/PIMCO ULTRA SHORT BOND..  1.25%          B          $10.76     11,075
EQ/PIMCO ULTRA SHORT BOND..  1.30%          B          $ 9.36     16,930
EQ/PIMCO ULTRA SHORT BOND..  1.35%          B          $10.69      1,490
EQ/PIMCO ULTRA SHORT BOND..  1.40%          B          $10.65      6,378
EQ/PIMCO ULTRA SHORT BOND..  1.50%          B          $10.58     16,504
EQ/PIMCO ULTRA SHORT BOND..  1.55%          B          $10.54     13,482
EQ/PIMCO ULTRA SHORT BOND..  1.60%          B          $10.51      3,170
EQ/PIMCO ULTRA SHORT BOND..  1.65%          B          $10.47     33,009
EQ/PIMCO ULTRA SHORT BOND..  1.70%          B          $10.44      5,586
EQ/PIMCO ULTRA SHORT BOND..  1.80%          B          $10.37         14
EQ/PIMCO ULTRA SHORT BOND..  1.90%          B          $10.30         16

EQ/QUALITY BOND PLUS.......  0.50%          B          $19.94         --
EQ/QUALITY BOND PLUS.......  0.95%          B          $18.36         --
EQ/QUALITY BOND PLUS.......  1.20%          B          $17.53      2,206
EQ/QUALITY BOND PLUS.......  1.25%          B          $11.30      4,817
EQ/QUALITY BOND PLUS.......  1.30%          B          $11.20      6,495
EQ/QUALITY BOND PLUS.......  1.35%          B          $17.05        344
EQ/QUALITY BOND PLUS.......  1.40%          B          $16.90      3,757
EQ/QUALITY BOND PLUS.......  1.50%          B          $11.07      7,597

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS..........  1.55%          B          $16.43      4,345
EQ/QUALITY BOND PLUS..........  1.60%          B          $16.28      1,226
EQ/QUALITY BOND PLUS..........  1.65%          B          $10.93      8,790
EQ/QUALITY BOND PLUS..........  1.70%          B          $15.98        816
EQ/QUALITY BOND PLUS..........  1.80%          B          $15.69          4
EQ/QUALITY BOND PLUS..........  1.90%          B          $15.40          5

EQ/SMALL COMPANY INDEX........  0.65%          A          $10.20         --
EQ/SMALL COMPANY INDEX........  1.30%          A          $12.73        154
EQ/SMALL COMPANY INDEX........  1.55%          A          $12.66         31
EQ/SMALL COMPANY INDEX........  1.65%          A          $12.63         70
EQ/SMALL COMPANY INDEX........  1.70%          A          $12.62         17
EQ/SMALL COMPANY INDEX........  0.50%          B          $17.79         --
EQ/SMALL COMPANY INDEX........  0.95%          B          $16.70          5
EQ/SMALL COMPANY INDEX........  1.20%          B          $16.11      1,831
EQ/SMALL COMPANY INDEX........  1.25%          B          $13.80      3,244
EQ/SMALL COMPANY INDEX........  1.30%          B          $13.70      4,801
EQ/SMALL COMPANY INDEX........  1.35%          B          $15.78        657
EQ/SMALL COMPANY INDEX........  1.40%          B          $15.66      2,910
EQ/SMALL COMPANY INDEX........  1.50%          B          $13.51      4,194
EQ/SMALL COMPANY INDEX........  1.55%          B          $15.33      4,203
EQ/SMALL COMPANY INDEX........  1.60%          B          $15.23      1,200
EQ/SMALL COMPANY INDEX........  1.65%          B          $13.34      6,575
EQ/SMALL COMPANY INDEX........  1.70%          B          $15.01        734
EQ/SMALL COMPANY INDEX........  1.80%          B          $14.80          5
EQ/SMALL COMPANY INDEX........  1.90%          B          $14.59          2

EQ/T. ROWE PRICE GROWTH STOCK.  0.65%          A          $ 9.96          2
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          A          $11.56        559
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          A          $11.50         96
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          A          $11.48        225
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          A          $11.46          7
EQ/T. ROWE PRICE GROWTH STOCK.  0.50%          B          $19.02         --
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B          $17.11          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B          $16.12      1,328
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B          $15.93      2,129
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B          $ 6.02     10,314
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B          $15.56        385
EQ/T. ROWE PRICE GROWTH STOCK.  1.40%          B          $15.38      2,202
EQ/T. ROWE PRICE GROWTH STOCK.  1.50%          B          $15.01      3,715
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          B          $14.84      4,329
EQ/T. ROWE PRICE GROWTH STOCK.  1.60%          B          $14.66      1,076
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          B          $14.49      5,792
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          B          $14.32        571
EQ/T. ROWE PRICE GROWTH STOCK.  1.80%          B          $13.98          7
EQ/T. ROWE PRICE GROWTH STOCK.  1.90%          B          $13.65         11

EQ/TEMPLETON GLOBAL EQUITY....  0.65%          A          $ 9.14         --
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          A          $ 9.86         69
EQ/TEMPLETON GLOBAL EQUITY....  1.55%          A          $ 9.81         30
EQ/TEMPLETON GLOBAL EQUITY....  1.65%          A          $ 9.79         37
EQ/TEMPLETON GLOBAL EQUITY....  1.70%          A          $ 9.78          8
EQ/TEMPLETON GLOBAL EQUITY....  0.50%          B          $ 8.18         --
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B          $ 7.99          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/TEMPLETON GLOBAL EQUITY..  1.20%          B          $ 7.88        434
EQ/TEMPLETON GLOBAL EQUITY..  1.25%          B          $ 7.86      1,615
EQ/TEMPLETON GLOBAL EQUITY..  1.30%          B          $ 7.84      4,890
EQ/TEMPLETON GLOBAL EQUITY..  1.35%          B          $ 7.82        158
EQ/TEMPLETON GLOBAL EQUITY..  1.40%          B          $ 7.80        711
EQ/TEMPLETON GLOBAL EQUITY..  1.50%          B          $ 7.76      1,923
EQ/TEMPLETON GLOBAL EQUITY..  1.55%          B          $ 7.73      3,403
EQ/TEMPLETON GLOBAL EQUITY..  1.60%          B          $ 7.71        394
EQ/TEMPLETON GLOBAL EQUITY..  1.65%          B          $ 7.69      7,664
EQ/TEMPLETON GLOBAL EQUITY..  1.70%          B          $ 7.67        657
EQ/TEMPLETON GLOBAL EQUITY..  1.80%          B          $ 7.63          2
EQ/TEMPLETON GLOBAL EQUITY..  1.90%          B          $ 7.59         --

EQ/UBS GROWTH & INCOME......  0.50%          B          $ 5.77         --
EQ/UBS GROWTH & INCOME......  0.95%          B          $ 5.44         --
EQ/UBS GROWTH & INCOME......  1.20%          B          $ 5.26        384
EQ/UBS GROWTH & INCOME......  1.25%          B          $ 5.22      1,683
EQ/UBS GROWTH & INCOME......  1.30%          B          $ 2.04      5,726
EQ/UBS GROWTH & INCOME......  1.35%          B          $ 5.16         77
EQ/UBS GROWTH & INCOME......  1.40%          B          $ 5.12        543
EQ/UBS GROWTH & INCOME......  1.50%          B          $ 5.05      2,959
EQ/UBS GROWTH & INCOME......  1.55%          B          $ 5.02      2,795
EQ/UBS GROWTH & INCOME......  1.60%          B          $ 4.99        207
EQ/UBS GROWTH & INCOME......  1.65%          B          $ 4.95      2,796
EQ/UBS GROWTH & INCOME......  1.70%          B          $ 4.92        186
EQ/UBS GROWTH & INCOME......  1.80%          B          $ 4.86         --
EQ/UBS GROWTH & INCOME......  1.90%          B          $ 4.79         --

EQ/VAN KAMPEN COMSTOCK......  0.65%          A          $10.08         --
EQ/VAN KAMPEN COMSTOCK......  1.30%          A          $11.29         82
EQ/VAN KAMPEN COMSTOCK......  1.55%          A          $11.23         23
EQ/VAN KAMPEN COMSTOCK......  1.65%          A          $11.20         27
EQ/VAN KAMPEN COMSTOCK......  1.70%          A          $11.19         10
EQ/VAN KAMPEN COMSTOCK......  0.50%          B          $10.52         --
EQ/VAN KAMPEN COMSTOCK......  0.95%          B          $10.20          1
EQ/VAN KAMPEN COMSTOCK......  1.20%          B          $10.03        438
EQ/VAN KAMPEN COMSTOCK......  1.25%          B          $10.00      3,403
EQ/VAN KAMPEN COMSTOCK......  1.30%          B          $ 9.96      2,990
EQ/VAN KAMPEN COMSTOCK......  1.35%          B          $ 9.93        195
EQ/VAN KAMPEN COMSTOCK......  1.40%          B          $ 9.90        884
EQ/VAN KAMPEN COMSTOCK......  1.50%          B          $ 9.83      2,948
EQ/VAN KAMPEN COMSTOCK......  1.55%          B          $ 9.80      2,264
EQ/VAN KAMPEN COMSTOCK......  1.60%          B          $ 9.76        335
EQ/VAN KAMPEN COMSTOCK......  1.65%          B          $ 9.73     10,113
EQ/VAN KAMPEN COMSTOCK......  1.70%          B          $ 9.70        581
EQ/VAN KAMPEN COMSTOCK......  1.80%          B          $ 9.63          3
EQ/VAN KAMPEN COMSTOCK......  1.90%          B          $ 9.57         --

EQ/WELLS FARGO OMEGA GROWTH.  0.50%          B          $11.63         --
EQ/WELLS FARGO OMEGA GROWTH.  0.65%          B          $ 9.92         --
EQ/WELLS FARGO OMEGA GROWTH.  0.95%          B          $10.97         14
EQ/WELLS FARGO OMEGA GROWTH.  1.20%          B          $10.61      2,717
EQ/WELLS FARGO OMEGA GROWTH.  1.25%          B          $14.23      3,664
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $ 8.67        520

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                 -------- --------------- ---------- -----------
EQ/WELLS FARGO OMEGA GROWTH.....................  1.30%          B          $14.13      5,493
EQ/WELLS FARGO OMEGA GROWTH.....................  1.35%          B          $10.41        454
EQ/WELLS FARGO OMEGA GROWTH.....................  1.40%          B          $10.34      3,990
EQ/WELLS FARGO OMEGA GROWTH.....................  1.50%          B          $13.93      5,190
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $ 8.65        149
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $10.13      7,538
EQ/WELLS FARGO OMEGA GROWTH.....................  1.60%          B          $10.07      1,319
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $ 8.65        180
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $13.76      7,891
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 8.64         15
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 9.94      1,264
EQ/WELLS FARGO OMEGA GROWTH.....................  1.80%          B          $ 9.81         --
EQ/WELLS FARGO OMEGA GROWTH.....................  1.90%          B          $ 9.68          1

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  0.65%   SERVICE CLASS 2   $ 9.41         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.30%   SERVICE CLASS 2   $10.85         37
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.55%   SERVICE CLASS 2   $10.79         10
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.65%   SERVICE CLASS 2   $10.77         24
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.70%   SERVICE CLASS 2   $10.76          3

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.65%   SERVICE CLASS 2   $10.06          5
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.30%   SERVICE CLASS 2   $11.49      1,082
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.55%   SERVICE CLASS 2   $11.42        209
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.65%   SERVICE CLASS 2   $11.40        678
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.70%   SERVICE CLASS 2   $11.39         43

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.96         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.62         11
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.60         10
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.59         24
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.58          1

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.93         --
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.50         38
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.48          6
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.47          4
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.47         --

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.85         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.35         11
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.33         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.32          2
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.31         --

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.83         --
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.28         14
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.26          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.25          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.24         --

FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.65%   SERVICE CLASS 2   $ 9.00          2
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.30%   SERVICE CLASS 2   $11.36        513
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.55%   SERVICE CLASS 2   $11.30        125
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.65%   SERVICE CLASS 2   $11.27        215
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.70%   SERVICE CLASS 2   $11.26         35

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......  0.65%   SERVICE CLASS 2   $10.16         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.30%   SERVICE CLASS 2   $11.24       705
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.55%   SERVICE CLASS 2   $11.18       125
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.65%   SERVICE CLASS 2   $11.16       579
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.70%   SERVICE CLASS 2   $11.14       103

FRANKLIN INCOME SECURITIES FUND.......................  0.65%       CLASS 2       $10.29        --
FRANKLIN INCOME SECURITIES FUND.......................  1.30%       CLASS 2       $10.99       284
FRANKLIN INCOME SECURITIES FUND.......................  1.55%       CLASS 2       $10.93        54
FRANKLIN INCOME SECURITIES FUND.......................  1.65%       CLASS 2       $10.91       132
FRANKLIN INCOME SECURITIES FUND.......................  1.70%       CLASS 2       $10.90       107

FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  0.65%       CLASS 2       $10.12        --
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.30%       CLASS 2       $11.25       525
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.55%       CLASS 2       $11.19       124
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.65%       CLASS 2       $11.17       286
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.70%       CLASS 2       $11.15       104

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  0.65%       CLASS 2       $ 9.86        --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.30%       CLASS 2       $10.32        70
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.55%       CLASS 2       $10.27         7
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.65%       CLASS 2       $10.25        51
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.70%       CLASS 2       $10.24        13

GOLDMAN SACHS VIT MID CAP VALUE FUND..................  0.65%   SERVICE SHARES    $ 9.79        --
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.30%   SERVICE SHARES    $11.89       331
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.55%   SERVICE SHARES    $11.83        57
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.65%   SERVICE SHARES    $11.80       146
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.70%   SERVICE SHARES    $11.79         8

INVESCO V.I. DIVIDEND GROWTH FUND.....................  0.65%      SERIES II      $10.18        --
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.30%      SERIES II      $10.50        47
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.55%      SERIES II      $10.44        29
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.65%      SERIES II      $10.42        27
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.70%      SERIES II      $10.41         7

INVESCO V.I. GLOBAL REAL ESTATE FUND..................  0.65%      SERIES II      $ 8.99         2
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.30%      SERIES II      $10.89       842
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.55%      SERIES II      $10.83       154
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.65%      SERIES II      $10.81       413
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.70%      SERIES II      $10.80        68

INVESCO V.I. HIGH YIELD FUND..........................  0.65%      SERIES II      $ 9.99        --
INVESCO V.I. HIGH YIELD FUND..........................  1.30%      SERIES II      $ 9.69       109
INVESCO V.I. HIGH YIELD FUND..........................  1.55%      SERIES II      $ 9.67        24
INVESCO V.I. HIGH YIELD FUND..........................  1.65%      SERIES II      $ 9.66        64
INVESCO V.I. HIGH YIELD FUND..........................  1.70%      SERIES II      $ 9.66        10

INVESCO V.I. INTERNATIONAL GROWTH FUND................  0.65%      SERIES II      $ 9.19         1
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.30%      SERIES II      $10.46       554
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.55%      SERIES II      $10.40       120
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.65%      SERIES II      $10.38       211
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.70%      SERIES II      $10.37        18

INVESCO V.I. LEISURE FUND.............................  0.65%      SERIES II      $ 9.94        --
INVESCO V.I. LEISURE FUND.............................  1.30%      SERIES II      $11.71        17
INVESCO V.I. LEISURE FUND.............................  1.55%      SERIES II      $11.65         3
INVESCO V.I. LEISURE FUND.............................  1.65%      SERIES II      $11.62         6
INVESCO V.I. LEISURE FUND.............................  1.70%      SERIES II      $11.61         1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                        -------- --------------- ---------- -----------
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.65%      SERIES II      $ 9.67        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.30%      SERIES II      $10.77       149
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.55%      SERIES II      $10.71        30
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.65%      SERIES II      $10.69        50
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.70%      SERIES II      $10.67         5

INVESCO V.I. SMALL CAP EQUITY FUND.....  0.65%      SERIES II      $10.61        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.30%      SERIES II      $13.19        95
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.55%      SERIES II      $13.12        41
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.65%      SERIES II      $13.09        43
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.70%      SERIES II      $13.08         7

IVY FUNDS VIP ASSET STRATEGY...........  0.65%    COMMON SHARES    $ 9.24        --
IVY FUNDS VIP ASSET STRATEGY...........  1.30%    COMMON SHARES    $ 9.02       362
IVY FUNDS VIP ASSET STRATEGY...........  1.55%    COMMON SHARES    $ 8.99        39
IVY FUNDS VIP ASSET STRATEGY...........  1.65%    COMMON SHARES    $ 8.99       289
IVY FUNDS VIP ASSET STRATEGY...........  1.70%    COMMON SHARES    $ 8.98        28

IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  0.65%    COMMON SHARES    $ 9.96        --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.30%    COMMON SHARES    $10.97       352
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.55%    COMMON SHARES    $10.91       140
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.65%    COMMON SHARES    $10.89       174
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.70%    COMMON SHARES    $10.88        30

IVY FUNDS VIP ENERGY...................  0.65%    COMMON SHARES    $10.04        --
IVY FUNDS VIP ENERGY...................  1.30%    COMMON SHARES    $11.15       448
IVY FUNDS VIP ENERGY...................  1.55%    COMMON SHARES    $11.09       133
IVY FUNDS VIP ENERGY...................  1.65%    COMMON SHARES    $11.07       169
IVY FUNDS VIP ENERGY...................  1.70%    COMMON SHARES    $11.06        21

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  0.65%    COMMON SHARES    $ 8.69         2
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.30%    COMMON SHARES    $ 9.27       463
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.55%    COMMON SHARES    $ 9.22       131
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.65%    COMMON SHARES    $ 9.20       224
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.70%    COMMON SHARES    $ 9.19        32

IVY FUNDS VIP HIGH INCOME..............  0.65%    COMMON SHARES    $10.55         7
IVY FUNDS VIP HIGH INCOME..............  1.30%    COMMON SHARES    $12.13       819
IVY FUNDS VIP HIGH INCOME..............  1.55%    COMMON SHARES    $12.06       216
IVY FUNDS VIP HIGH INCOME..............  1.65%    COMMON SHARES    $12.04       722
IVY FUNDS VIP HIGH INCOME..............  1.70%    COMMON SHARES    $12.02       162

IVY FUNDS VIP MID CAP GROWTH...........  0.65%    COMMON SHARES    $10.64        --
IVY FUNDS VIP MID CAP GROWTH...........  1.30%    COMMON SHARES    $13.29       402
IVY FUNDS VIP MID CAP GROWTH...........  1.55%    COMMON SHARES    $13.22       108
IVY FUNDS VIP MID CAP GROWTH...........  1.65%    COMMON SHARES    $13.19       278
IVY FUNDS VIP MID CAP GROWTH...........  1.70%    COMMON SHARES    $13.17        28

IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  0.65%    COMMON SHARES    $ 9.65        --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.30%    COMMON SHARES    $10.99       350
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.55%    COMMON SHARES    $10.93       117
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.65%    COMMON SHARES    $10.91       130
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.70%    COMMON SHARES    $10.90        17

IVY FUNDS VIP SMALL CAP GROWTH.........  0.65%    COMMON SHARES    $ 9.92        --
IVY FUNDS VIP SMALL CAP GROWTH.........  1.30%    COMMON SHARES    $11.86       275
IVY FUNDS VIP SMALL CAP GROWTH.........  1.55%    COMMON SHARES    $11.79        57

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                     -------- --------------- ---------- -----------
IVY FUNDS VIP SMALL CAP GROWTH......................  1.65%   COMMON SHARES     $11.77        159
IVY FUNDS VIP SMALL CAP GROWTH......................  1.70%   COMMON SHARES     $11.76          6

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.65%   SERVICE SHARES    $ 8.09          2
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.30%   SERVICE SHARES    $10.01      1,497
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.55%   SERVICE SHARES    $ 9.95        381
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.65%   SERVICE SHARES    $ 9.93        786
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.70%   SERVICE SHARES    $ 9.92         70

LORD ABBETT BOND DEBENTURE PORTFOLIO................  0.65%     VC SHARES       $10.36         --
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.30%     VC SHARES       $10.06         36
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.55%     VC SHARES       $10.03         12
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.65%     VC SHARES       $10.03         31
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.70%     VC SHARES       $10.02          3

LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.30%     VC SHARES       $ 8.70         88
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.55%     VC SHARES       $ 8.68          7
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.65%     VC SHARES       $ 8.68         26
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.70%     VC SHARES       $ 8.67         --

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.30%     VC SHARES       $ 8.31         42
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.55%     VC SHARES       $ 8.30         19
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.65%     VC SHARES       $ 8.29         10
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.70%     VC SHARES       $ 8.28          2

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.65%   SERVICE CLASS     $ 9.74         --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.30%   SERVICE CLASS     $10.50        789
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.55%   SERVICE CLASS     $10.44        207
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.65%   SERVICE CLASS     $10.42        324
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.70%   SERVICE CLASS     $10.41         34

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.30%   SERVICE CLASS     $11.45        150
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.55%   SERVICE CLASS     $11.39         52
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.65%   SERVICE CLASS     $11.36         81
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.70%   SERVICE CLASS     $11.35          3

MFS(R) INVESTORS TRUST SERIES.......................  0.65%   SERVICE CLASS     $ 9.95         --
MFS(R) INVESTORS TRUST SERIES.......................  1.30%   SERVICE CLASS     $10.87        151
MFS(R) INVESTORS TRUST SERIES.......................  1.55%   SERVICE CLASS     $10.81         32
MFS(R) INVESTORS TRUST SERIES.......................  1.65%   SERVICE CLASS     $10.79         55
MFS(R) INVESTORS TRUST SERIES.......................  1.70%   SERVICE CLASS     $10.78          5

MFS(R) TECHNOLOGY PORTFOLIO.........................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.30%   SERVICE CLASS     $12.14        149
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.55%   SERVICE CLASS     $12.08         76
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.65%   SERVICE CLASS     $12.05         69
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.70%   SERVICE CLASS     $12.04          3

MFS(R) UTILITIES SERIES.............................  0.65%   SERVICE CLASS     $10.72          2
MFS(R) UTILITIES SERIES.............................  1.30%   SERVICE CLASS     $12.40        256
MFS(R) UTILITIES SERIES.............................  1.55%   SERVICE CLASS     $12.34         70
MFS(R) UTILITIES SERIES.............................  1.65%   SERVICE CLASS     $12.31        135
MFS(R) UTILITIES SERIES.............................  1.70%   SERVICE CLASS     $12.30         28

MULTIMANAGER AGGRESSIVE EQUITY......................  0.50%         B           $62.56         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER AGGRESSIVE EQUITY.....  0.95%          B          $55.62         --
MULTIMANAGER AGGRESSIVE EQUITY.....  1.20%          B          $52.09        851
MULTIMANAGER AGGRESSIVE EQUITY.....  1.25%          B          $11.06      4,634
MULTIMANAGER AGGRESSIVE EQUITY.....  1.30%          B          $10.91      3,713
MULTIMANAGER AGGRESSIVE EQUITY.....  1.35%          B          $50.08        283
MULTIMANAGER AGGRESSIVE EQUITY.....  1.40%          B          $49.42      1,479
MULTIMANAGER AGGRESSIVE EQUITY.....  1.50%          B          $10.83      7,336
MULTIMANAGER AGGRESSIVE EQUITY.....  1.55%          B          $47.51        903
MULTIMANAGER AGGRESSIVE EQUITY.....  1.60%          B          $46.89        593
MULTIMANAGER AGGRESSIVE EQUITY.....  1.65%          B          $10.69      7,857
MULTIMANAGER AGGRESSIVE EQUITY.....  1.70%          B          $45.67        206
MULTIMANAGER AGGRESSIVE EQUITY.....  1.80%          B          $44.48          8
MULTIMANAGER AGGRESSIVE EQUITY.....  1.90%          B          $43.32          1

MULTIMANAGER CORE BOND.............  0.50%          B          $15.52         --
MULTIMANAGER CORE BOND.............  0.95%          B          $14.83         --
MULTIMANAGER CORE BOND.............  1.20%          B          $14.46      6,905
MULTIMANAGER CORE BOND.............  1.25%          B          $13.38      8,406
MULTIMANAGER CORE BOND.............  1.30%          B          $13.35     13,377
MULTIMANAGER CORE BOND.............  1.35%          B          $14.24        745
MULTIMANAGER CORE BOND.............  1.40%          B          $14.17     12,234
MULTIMANAGER CORE BOND.............  1.50%          B          $13.10     13,565
MULTIMANAGER CORE BOND.............  1.55%          B          $13.96     11,025
MULTIMANAGER CORE BOND.............  1.60%          B          $13.88      3,671
MULTIMANAGER CORE BOND.............  1.65%          B          $12.93     23,505
MULTIMANAGER CORE BOND.............  1.70%          B          $13.74      2,442
MULTIMANAGER CORE BOND.............  1.80%          B          $13.61         28
MULTIMANAGER CORE BOND.............  1.90%          B          $13.47          2

MULTIMANAGER INTERNATIONAL EQUITY..  0.50%          B          $11.66         --
MULTIMANAGER INTERNATIONAL EQUITY..  0.95%          B          $11.14         --
MULTIMANAGER INTERNATIONAL EQUITY..  1.20%          B          $10.86      2,038
MULTIMANAGER INTERNATIONAL EQUITY..  1.25%          B          $11.73      3,045
MULTIMANAGER INTERNATIONAL EQUITY..  1.30%          B          $11.67      3,762
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B          $10.70        349
MULTIMANAGER INTERNATIONAL EQUITY..  1.40%          B          $10.65      3,343
MULTIMANAGER INTERNATIONAL EQUITY..  1.50%          B          $11.48      4,548
MULTIMANAGER INTERNATIONAL EQUITY..  1.55%          B          $10.49      3,858
MULTIMANAGER INTERNATIONAL EQUITY..  1.60%          B          $10.43      1,097
MULTIMANAGER INTERNATIONAL EQUITY..  1.65%          B          $11.34      7,106
MULTIMANAGER INTERNATIONAL EQUITY..  1.70%          B          $10.33        719
MULTIMANAGER INTERNATIONAL EQUITY..  1.80%          B          $10.22          7
MULTIMANAGER INTERNATIONAL EQUITY..  1.90%          B          $10.12          1

MULTIMANAGER LARGE CAP CORE EQUITY.  0.50%          B          $10.91         --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.95%          B          $10.43         --
MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B          $10.17      1,361
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B          $11.07        903
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B          $11.01        992
MULTIMANAGER LARGE CAP CORE EQUITY.  1.35%          B          $10.01        151
MULTIMANAGER LARGE CAP CORE EQUITY.  1.40%          B          $ 9.96      2,299
MULTIMANAGER LARGE CAP CORE EQUITY.  1.50%          B          $10.84      1,438
MULTIMANAGER LARGE CAP CORE EQUITY.  1.55%          B          $ 9.81      1,154
MULTIMANAGER LARGE CAP CORE EQUITY.  1.60%          B          $ 9.76        806

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER LARGE CAP CORE EQUITY.  1.65%          B          $10.70      2,701
MULTIMANAGER LARGE CAP CORE EQUITY.  1.70%          B          $ 9.67        380
MULTIMANAGER LARGE CAP CORE EQUITY.  1.80%          B          $ 9.57          1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.90%          B          $ 9.47         --

MULTIMANAGER LARGE CAP VALUE.......  0.50%          B          $12.44         --
MULTIMANAGER LARGE CAP VALUE.......  0.95%          B          $11.89         14
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B          $11.59      2,549
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B          $12.48      2,652
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B          $12.41      2,985
MULTIMANAGER LARGE CAP VALUE.......  1.35%          B          $11.42        281
MULTIMANAGER LARGE CAP VALUE.......  1.40%          B          $11.36      4,168
MULTIMANAGER LARGE CAP VALUE.......  1.50%          B          $12.22      4,306
MULTIMANAGER LARGE CAP VALUE.......  1.55%          B          $11.19      2,766
MULTIMANAGER LARGE CAP VALUE.......  1.60%          B          $11.13      1,647
MULTIMANAGER LARGE CAP VALUE.......  1.65%          B          $12.06      5,127
MULTIMANAGER LARGE CAP VALUE.......  1.70%          B          $11.02        773
MULTIMANAGER LARGE CAP VALUE.......  1.80%          B          $10.91         21
MULTIMANAGER LARGE CAP VALUE.......  1.90%          B          $10.80          3

MULTIMANAGER MID CAP GROWTH........  0.50%          B          $11.64         --
MULTIMANAGER MID CAP GROWTH........  0.95%          B          $11.12         --
MULTIMANAGER MID CAP GROWTH........  1.20%          B          $10.85      2,966
MULTIMANAGER MID CAP GROWTH........  1.25%          B          $13.24      2,111
MULTIMANAGER MID CAP GROWTH........  1.30%          B          $13.17      2,147
MULTIMANAGER MID CAP GROWTH........  1.35%          B          $10.68        292
MULTIMANAGER MID CAP GROWTH........  1.40%          B          $10.63      4,834
MULTIMANAGER MID CAP GROWTH........  1.50%          B          $12.96      3,021
MULTIMANAGER MID CAP GROWTH........  1.55%          B          $10.47      2,342
MULTIMANAGER MID CAP GROWTH........  1.60%          B          $10.42      1,749
MULTIMANAGER MID CAP GROWTH........  1.65%          B          $12.80      4,196
MULTIMANAGER MID CAP GROWTH........  1.70%          B          $10.31        736
MULTIMANAGER MID CAP GROWTH........  1.80%          B          $10.21          6
MULTIMANAGER MID CAP GROWTH........  1.90%          B          $10.10          2

MULTIMANAGER MID CAP VALUE.........  0.50%          B          $14.20         --
MULTIMANAGER MID CAP VALUE.........  0.95%          B          $13.57         --
MULTIMANAGER MID CAP VALUE.........  1.20%          B          $13.23      2,406
MULTIMANAGER MID CAP VALUE.........  1.25%          B          $14.14      2,335
MULTIMANAGER MID CAP VALUE.........  1.30%          B          $14.07      2,972
MULTIMANAGER MID CAP VALUE.........  1.35%          B          $13.03        301
MULTIMANAGER MID CAP VALUE.........  1.40%          B          $12.96      4,173
MULTIMANAGER MID CAP VALUE.........  1.50%          B          $13.85      3,429
MULTIMANAGER MID CAP VALUE.........  1.55%          B          $12.77      2,860
MULTIMANAGER MID CAP VALUE.........  1.60%          B          $12.70      1,503
MULTIMANAGER MID CAP VALUE.........  1.65%          B          $13.67      4,856
MULTIMANAGER MID CAP VALUE.........  1.70%          B          $12.57        726
MULTIMANAGER MID CAP VALUE.........  1.80%          B          $12.45          6
MULTIMANAGER MID CAP VALUE.........  1.90%          B          $12.32          1

MULTIMANAGER MULTI-SECTOR BOND.....  0.50%          B          $36.45         --
MULTIMANAGER MULTI-SECTOR BOND.....  0.95%          B          $32.55          2
MULTIMANAGER MULTI-SECTOR BOND.....  1.20%          B          $30.55      1,900
MULTIMANAGER MULTI-SECTOR BOND.....  1.25%          B          $11.44      5,746
MULTIMANAGER MULTI-SECTOR BOND.....  1.30%          B          $11.29      3,670

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                -------- --------------- ---------- -----------
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          B          $29.42        931
MULTIMANAGER MULTI-SECTOR BOND.  1.40%          B          $29.05      3,237
MULTIMANAGER MULTI-SECTOR BOND.  1.50%          B          $11.20      9,585
MULTIMANAGER MULTI-SECTOR BOND.  1.55%          B          $27.96      2,141
MULTIMANAGER MULTI-SECTOR BOND.  1.60%          B          $27.61      1,548
MULTIMANAGER MULTI-SECTOR BOND.  1.65%          B          $11.06      9,077
MULTIMANAGER MULTI-SECTOR BOND.  1.70%          B          $26.92        628
MULTIMANAGER MULTI-SECTOR BOND.  1.80%          B          $26.24          9
MULTIMANAGER MULTI-SECTOR BOND.  1.90%          B          $25.58         --

MULTIMANAGER SMALL CAP GROWTH..  0.50%          B          $ 7.99         --
MULTIMANAGER SMALL CAP GROWTH..  0.95%          B          $ 7.53         --
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B          $ 7.28        574
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B          $ 7.23      3,135
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B          $ 4.14      7,121
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B          $ 7.14        247
MULTIMANAGER SMALL CAP GROWTH..  1.40%          B          $ 7.09      1,141
MULTIMANAGER SMALL CAP GROWTH..  1.50%          B          $ 7.00      4,697
MULTIMANAGER SMALL CAP GROWTH..  1.55%          B          $ 6.95      4,125
MULTIMANAGER SMALL CAP GROWTH..  1.60%          B          $ 6.91        332
MULTIMANAGER SMALL CAP GROWTH..  1.65%          B          $ 6.86      6,318
MULTIMANAGER SMALL CAP GROWTH..  1.70%          B          $ 6.81        584
MULTIMANAGER SMALL CAP GROWTH..  1.80%          B          $ 6.72         --
MULTIMANAGER SMALL CAP GROWTH..  1.90%          B          $ 6.64         --

MULTIMANAGER SMALL CAP VALUE...  0.50%          B          $16.62         --
MULTIMANAGER SMALL CAP VALUE...  0.95%          B          $15.60          2
MULTIMANAGER SMALL CAP VALUE...  1.20%          B          $15.06      3,004
MULTIMANAGER SMALL CAP VALUE...  1.25%          B          $11.30      4,283
MULTIMANAGER SMALL CAP VALUE...  1.30%          B          $11.22      1,461
MULTIMANAGER SMALL CAP VALUE...  1.35%          B          $14.74      1,462
MULTIMANAGER SMALL CAP VALUE...  1.40%          B          $14.64      3,993
MULTIMANAGER SMALL CAP VALUE...  1.50%          B          $11.07      5,570
MULTIMANAGER SMALL CAP VALUE...  1.55%          B          $14.33      1,633
MULTIMANAGER SMALL CAP VALUE...  1.60%          B          $14.23      1,988
MULTIMANAGER SMALL CAP VALUE...  1.65%          B          $10.93      5,025
MULTIMANAGER SMALL CAP VALUE...  1.70%          B          $14.03        494
MULTIMANAGER SMALL CAP VALUE...  1.80%          B          $13.83         20
MULTIMANAGER SMALL CAP VALUE...  1.90%          B          $13.63          4

MULTIMANAGER TECHNOLOGY........  0.50%          B          $11.98         --
MULTIMANAGER TECHNOLOGY........  0.95%          B          $11.45         10
MULTIMANAGER TECHNOLOGY........  1.20%          B          $11.16      1,743
MULTIMANAGER TECHNOLOGY........  1.25%          B          $12.99      2,540
MULTIMANAGER TECHNOLOGY........  1.30%          B          $12.92      3,374
MULTIMANAGER TECHNOLOGY........  1.35%          B          $11.00        491
MULTIMANAGER TECHNOLOGY........  1.40%          B          $10.94      4,121
MULTIMANAGER TECHNOLOGY........  1.50%          B          $12.72      5,143
MULTIMANAGER TECHNOLOGY........  1.55%          B          $10.78      5,030
MULTIMANAGER TECHNOLOGY........  1.60%          B          $10.72      1,668
MULTIMANAGER TECHNOLOGY........  1.65%          B          $12.56      5,819
MULTIMANAGER TECHNOLOGY........  1.70%          B          $10.61        579
MULTIMANAGER TECHNOLOGY........  1.80%          B          $10.50         13
MULTIMANAGER TECHNOLOGY........  1.90%          B          $10.40         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------

MUTUAL SHARES SECURITIES FUND.........................  0.65%       CLASS 2       $10.00         --
MUTUAL SHARES SECURITIES FUND.........................  1.30%       CLASS 2       $10.49        322
MUTUAL SHARES SECURITIES FUND.........................  1.55%       CLASS 2       $10.44         62
MUTUAL SHARES SECURITIES FUND.........................  1.65%       CLASS 2       $10.42        131
MUTUAL SHARES SECURITIES FUND.........................  1.70%       CLASS 2       $10.40         24

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.65%    ADVISOR CLASS    $ 9.53         --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.30%    ADVISOR CLASS    $11.83        499
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.55%    ADVISOR CLASS    $11.77         69
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.65%    ADVISOR CLASS    $11.74        269
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.70%    ADVISOR CLASS    $11.73         63

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  0.65%    ADVISOR CLASS    $10.07          1
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.30%    ADVISOR CLASS    $11.65        398
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.55%    ADVISOR CLASS    $11.59        105
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.65%    ADVISOR CLASS    $11.56        270
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.70%    ADVISOR CLASS    $11.55         61

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.65%    ADVISOR CLASS    $10.60          1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.30%    ADVISOR CLASS    $11.71      1,444
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.55%    ADVISOR CLASS    $11.65        242
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.65%    ADVISOR CLASS    $11.63        967
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.70%    ADVISOR CLASS    $11.61        265

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.65%    ADVISOR CLASS    $10.01          8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.30%    ADVISOR CLASS    $10.87      2,557
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.55%    ADVISOR CLASS    $10.82        460
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.65%    ADVISOR CLASS    $10.79      1,675
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.70%    ADVISOR CLASS    $10.78        477

PROFUND VP BEAR.......................................  0.65%    COMMON SHARES    $ 8.71         --
PROFUND VP BEAR.......................................  1.30%    COMMON SHARES    $ 7.05         67
PROFUND VP BEAR.......................................  1.55%    COMMON SHARES    $ 7.02         17
PROFUND VP BEAR.......................................  1.65%    COMMON SHARES    $ 7.00         32
PROFUND VP BEAR.......................................  1.70%    COMMON SHARES    $ 6.99          2

PROFUND VP BIOTECHNOLOGY..............................  0.65%    COMMON SHARES    $10.53         --
PROFUND VP BIOTECHNOLOGY..............................  1.30%    COMMON SHARES    $11.01        108
PROFUND VP BIOTECHNOLOGY..............................  1.55%    COMMON SHARES    $10.95         32
PROFUND VP BIOTECHNOLOGY..............................  1.65%    COMMON SHARES    $10.92         52
PROFUND VP BIOTECHNOLOGY..............................  1.70%    COMMON SHARES    $10.91          3

RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  0.65%    COMMON SHARES    $ 9.65         --
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.30%    COMMON SHARES    $ 9.50         19
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.55%    COMMON SHARES    $ 9.48          2
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.65%    COMMON SHARES    $ 9.47         17

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.70%   COMMON SHARES     $ 9.47          1

RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  0.65%   COMMON SHARES     $ 9.19         --
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.30%   COMMON SHARES     $ 8.98         20
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.55%   COMMON SHARES     $ 8.96          4
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.65%   COMMON SHARES     $ 8.96         16
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.70%   COMMON SHARES     $ 8.95          1

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  0.65%      CLASS II       $11.53         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.30%      CLASS II       $13.06        242
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.55%      CLASS II       $12.99         84
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.65%      CLASS II       $12.96         88
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.70%      CLASS II       $12.95          6

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  0.65%      CLASS 2        $ 8.29         --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.30%      CLASS 2        $ 9.93        286
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.55%      CLASS 2        $ 9.87         64
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.65%      CLASS 2        $ 9.85        123
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.70%      CLASS 2        $ 9.84          5

TEMPLETON FOREIGN SECURITIES FUND.....................  0.65%      CLASS 2        $ 8.78          1
TEMPLETON FOREIGN SECURITIES FUND.....................  1.30%      CLASS 2        $ 9.51        276
TEMPLETON FOREIGN SECURITIES FUND.....................  1.55%      CLASS 2        $ 9.46         32
TEMPLETON FOREIGN SECURITIES FUND.....................  1.65%      CLASS 2        $ 9.44        144
TEMPLETON FOREIGN SECURITIES FUND.....................  1.70%      CLASS 2        $ 9.43         64

TEMPLETON GLOBAL BOND SECURITIES FUND.................  0.65%      CLASS 2        $ 9.76          4
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.30%      CLASS 2        $11.11      2,065
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.55%      CLASS 2        $11.05        431
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.65%      CLASS 2        $11.03      1,225
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.70%      CLASS 2        $11.01        221

TEMPLETON GROWTH SECURITIES FUND......................  0.65%      CLASS 2        $ 9.22         --
TEMPLETON GROWTH SECURITIES FUND......................  1.30%      CLASS 2        $ 9.46         62
TEMPLETON GROWTH SECURITIES FUND......................  1.55%      CLASS 2        $ 9.41          8
TEMPLETON GROWTH SECURITIES FUND......................  1.65%      CLASS 2        $ 9.39         25
TEMPLETON GROWTH SECURITIES FUND......................  1.70%      CLASS 2        $ 9.38          2

VAN ECK VIP GLOBAL HARD ASSETS FUND...................  0.65%   CLASS S SHARES    $ 9.16         --
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.30%   CLASS S SHARES    $10.76        873
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.55%   CLASS S SHARES    $10.70        187
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.65%   CLASS S SHARES    $10.68        391
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.70%   CLASS S SHARES    $10.66         72

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                    ALLIANCEBERNSTEIN
                                                                                ALLIANCEBERNSTEIN   VPS INTERNATIONAL
                                                                    ALL ASSET  VPS BALANCED WEALTH       GROWTH
                                                                   ALLOCATION* STRATEGY PORTFOLIO**    PORTFOLIO**
                                                                   ----------- -------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  67,982       $  36,297           $  79,530
  Expenses:
   Less: Asset-based charges......................................     42,104          25,686              43,095
                                                                    ---------       ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................     25,878          10,611              36,435
                                                                    ---------       ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     74,959          60,811              39,912
   Realized gain distribution from The Trusts.....................     93,773              --                  --
                                                                    ---------       ---------           ---------
  Net realized gain (loss)........................................    168,732          60,811              39,912
                                                                    ---------       ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.   (415,166)       (127,670)           (689,783)
                                                                    ---------       ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (246,434)        (66,859)           (649,871)
                                                                    ---------       ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(220,556)      $ (56,248)          $(613,436)
                                                                    =========       =========           =========

                                                                   AMERICAN CENTURY
                                                                   VP LARGE COMPANY
                                                                      VALUE FUND
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $11,736
  Expenses:
   Less: Asset-based charges......................................      10,465
                                                                       -------

NET INVESTMENT INCOME (LOSS)......................................       1,271
                                                                       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       9,333
   Realized gain distribution from The Trusts.....................          --
                                                                       -------
  Net realized gain (loss)........................................       9,333
                                                                       -------

  Change in unrealized appreciation (depreciation) of investments.      (6,119)
                                                                       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       3,214
                                                                       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 4,485
                                                                       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of AllianceBerstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AMERICAN CENTURY
                                                                   VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED  AXA CONSERVATIVE
                                                                         FUND        ALLOCATION*    STRATEGY*      ALLOCATION*
                                                                   ---------------- -------------- ------------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  61,911     $  36,348,102  $  9,727,193    $ 33,666,752
  Expenses:
   Less: Asset-based charges......................................       67,179        44,185,508     9,824,399      29,153,808
                                                                      ---------     -------------  ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       (5,268)       (7,837,406)      (97,206)      4,512,944
                                                                      ---------     -------------  ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       27,997      (202,449,992)    2,747,033      30,305,674
   Realized gain distribution from The Trusts.....................       91,450        70,060,454    11,142,077      39,499,723
                                                                      ---------     -------------  ------------    ------------
  Net realized gain (loss)........................................      119,447      (132,389,538)   13,889,110      69,805,397
                                                                      ---------     -------------  ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.     (220,563)     (120,967,030)  (44,102,675)    (67,785,829)
                                                                      ---------     -------------  ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (101,116)     (253,356,568)  (30,213,565)      2,019,568
                                                                      ---------     -------------  ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(106,384)    $(261,193,974) $(30,310,771)   $  6,532,512
                                                                      =========     =============  ============    ============

                                                                   AXA CONSERVATIVE
                                                                   GROWTH STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  5,434,513
  Expenses:
   Less: Asset-based charges......................................      5,280,635
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................        153,878
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,287,000
   Realized gain distribution from The Trusts.....................      6,176,398
                                                                     ------------
  Net realized gain (loss)........................................      8,463,398
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (20,308,190)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (11,844,792)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(11,690,914)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AXA CONSERVATIVE AXA CONSERVATIVE-  AXA GROWTH
                                                                      STRATEGY*     PLUS ALLOCATION*   STRATEGY*
                                                                   ---------------- ----------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 4,071,195      $ 25,796,280    $  8,628,171
  Expenses:
   Less: Asset-based charges......................................     3,382,404        25,626,649       9,762,408
                                                                     -----------      ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       688,791           169,631      (1,134,237)
                                                                     -----------      ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,348,200       (44,172,600)      4,219,116
   Realized gain distribution from The Trusts.....................     3,446,928        39,305,304      10,746,535
                                                                     -----------      ------------    ------------
  Net realized gain (loss)........................................     4,795,128        (4,867,296)     14,965,651
                                                                     -----------      ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.    (7,823,887)      (32,019,775)    (57,312,397)
                                                                     -----------      ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (3,028,759)      (36,887,071)    (42,346,746)
                                                                     -----------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,339,968)     $(36,717,440)   $(43,480,983)
                                                                     ===========      ============    ============

                                                                    AXA MODERATE
                                                                    ALLOCATION*
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 106,775,882
  Expenses:
   Less: Asset-based charges......................................   107,688,180
                                                                   -------------

NET INVESTMENT INCOME (LOSS)......................................      (912,298)
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (159,533,658)
   Realized gain distribution from The Trusts.....................   169,824,239
                                                                   -------------
  Net realized gain (loss)........................................    10,290,581
                                                                   -------------

  Change in unrealized appreciation (depreciation) of investments.  (282,428,494)
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (272,137,913)
                                                                   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(273,050,211)
                                                                   =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                     AXA MODERATE   AXA MODERATE-PLUS AXA TACTICAL  AXA TACTICAL
                                                                   GROWTH STRATEGY*    ALLOCATION*    MANAGER 2000* MANAGER 400*
                                                                   ---------------- ----------------- ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  23,877,693     $ 143,471,645    $    11,717  $    16,748
  Expenses:
   Less: Asset-based charges......................................     25,929,571       157,703,677        532,586      489,036
                                                                    -------------     -------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,051,878)      (14,232,032)      (520,869)    (472,288)
                                                                    -------------     -------------    -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,300,032      (319,952,106)       250,936      327,431
   Realized gain distribution from The Trusts.....................     28,941,086       261,455,277        871,988      816,577
                                                                    -------------     -------------    -----------  -----------
  Net realized gain (loss)........................................     34,241,118       (58,496,829)     1,122,924    1,144,008
                                                                    -------------     -------------    -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   (136,025,864)     (591,443,510)    (5,274,245)  (4,474,436)
                                                                    -------------     -------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (101,784,746)     (649,940,339)    (4,151,321)  (3,330,428)
                                                                    -------------     -------------    -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(103,836,624)    $(664,172,371)   $(4,672,190) $(3,802,716)
                                                                    =============     =============    ===========  ===========

                                                                   AXA TACTICAL
                                                                   MANAGER 500*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   473,878
  Expenses:
   Less: Asset-based charges......................................   1,143,183
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................    (669,305)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     616,378
   Realized gain distribution from The Trusts.....................   1,152,643
                                                                   -----------
  Net realized gain (loss)........................................   1,769,021
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  (5,874,420)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (4,105,399)
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(4,774,704)
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    AXA TACTICAL    AXA ULTRA   BLACKROCK GLOBAL BLACKROCK LARGE
                                                                      MANAGER     CONSERVATIVE  ALLOCATION V.I.  CAP GROWTH V.I.
                                                                   INTERNATIONAL* STRATEGY* (1)       FUND            FUND
                                                                   -------------- ------------- ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,148,283      $ 441       $   821,911       $  34,195
  Expenses:
   Less: Asset-based charges......................................       896,466         13           381,220          51,605
                                                                    ------------      -----       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................       251,817        428           440,691         (17,410)
                                                                    ------------      -----       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       204,596       (101)          326,724         173,446
   Realized gain distribution from The Trusts.....................       514,826         --           641,060          11,869
                                                                    ------------      -----       -----------       ---------
  Net realized gain (loss)........................................       719,422       (101)          967,784         185,315
                                                                    ------------      -----       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (13,913,157)       410        (2,940,562)       (303,852)
                                                                    ------------      -----       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (13,193,735)       309        (1,972,778)       (118,537)
                                                                    ------------      -----       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,941,918)     $ 737       $(1,532,087)      $(135,947)
                                                                    ============      =====       ===========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                                      DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                                     STRATEGIES* (1)     SMALL CAP GROWTH*        CORE*
                                                                   -------------------- -------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --           $         --      $    189,584
  Expenses:
   Less: Asset-based charges......................................         87,485              6,799,447         1,980,693
                                                                         --------           ------------      ------------

NET INVESTMENT INCOME (LOSS)......................................        (87,485)            (6,799,447)       (1,791,109)
                                                                         --------           ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          2,706              7,763,007         7,683,824
   Realized gain distribution from The Trusts.....................             --             19,021,302                --
                                                                         --------           ------------      ------------
  Net realized gain (loss)........................................          2,706             26,784,309         7,683,824
                                                                         --------           ------------      ------------

  Change in unrealized appreciation (depreciation) of investments.        315,296            (31,803,951)      (21,073,127)
                                                                         --------           ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        318,002             (5,019,642)      (13,389,303)
                                                                         --------           ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $230,517           $(11,819,089)     $(15,180,412)
                                                                         ========           ============      ============

                                                                                          EQ/BOSTON
                                                                      EQ/BLACKROCK     ADVISORS EQUITY
                                                                   BASIC VALUE EQUITY*     INCOME*
                                                                   ------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 10,995,739       $ 4,087,522
  Expenses:
   Less: Asset-based charges......................................      12,688,520         3,154,582
                                                                      ------------       -----------

NET INVESTMENT INCOME (LOSS)......................................      (1,692,781)          932,940
                                                                      ------------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (10,326,397)       (3,120,323)
   Realized gain distribution from The Trusts.....................              --                --
                                                                      ------------       -----------
  Net realized gain (loss)........................................     (10,326,397)       (3,120,323)
                                                                      ------------       -----------

  Change in unrealized appreciation (depreciation) of investments.     (29,669,224)       (1,073,746)
                                                                      ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (39,995,621)       (4,194,069)
                                                                      ------------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(41,688,402)      $(3,261,129)
                                                                      ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    EQ/CALVERT   EQ/CAPITAL
                                                                     SOCIALLY     GUARDIAN   EQ/COMMON STOCK EQ/CORE BOND
                                                                   RESPONSIBLE*  RESEARCH*       INDEX*         INDEX*
                                                                   ------------ -----------  --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   160,640  $ 6,177,742    $ 9,566,431   $ 21,547,607
  Expenses:
   Less: Asset-based charges......................................     665,170   12,664,250     11,098,640     16,571,218
                                                                   -----------  -----------    -----------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (504,530)  (6,486,508)    (1,532,209)     4,976,389
                                                                   -----------  -----------    -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------
  Net realized gain (loss)........................................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------

  Change in unrealized appreciation (depreciation) of investments.   1,597,626   22,319,299        330,310     48,809,618
                                                                   -----------  -----------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (175,921)  28,505,020     (4,319,172)    32,241,916
                                                                   -----------  -----------    -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  (680,451) $22,018,512    $(5,851,381)  $ 37,218,305
                                                                   ===========  ===========    ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/DAVIS NEW YORK                      EQ/EQUITY GROWTH
                                                                       VENTURE*      EQ/EQUITY 500 INDEX*      PLUS*
                                                                   ----------------- -------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  1,051,768        $17,782,006        $  3,031,275
  Expenses:
   Less: Asset-based charges......................................      5,132,787         17,847,583          17,341,731
                                                                     ------------        -----------        ------------

NET INVESTMENT INCOME (LOSS)......................................     (4,081,019)           (65,577)        (14,310,456)
                                                                     ------------        -----------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------
  Net realized gain (loss)........................................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------

  Change in unrealized appreciation (depreciation) of investments.    (11,388,354)         4,577,530         (70,046,530)
                                                                     ------------        -----------        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,390,632)         2,486,376         (70,510,261)
                                                                     ------------        -----------        ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(21,471,651)       $ 2,420,799        $(84,820,717)
                                                                     ============        ===========        ============

                                                                                     EQ/FRANKLIN
                                                                   EQ/FRANKLIN CORE   TEMPLETON
                                                                      BALANCED*      ALLOCATION*
                                                                   ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 18,235,475   $ 23,702,273
  Expenses:
   Less: Asset-based charges......................................      8,161,303     20,166,095
                                                                     ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     10,074,172      3,536,178
                                                                     ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------
  Net realized gain (loss)........................................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.     (2,954,998)   (44,944,292)
                                                                     ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,996,370)   (80,988,343)
                                                                     ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (7,922,198)  $(77,452,165)
                                                                     ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND
                                                                   AND ACQUISITIONS* COMPANY VALUE*     PLUS*
                                                                   ----------------- -------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   388,310     $    710,269   $16,872,152
  Expenses:
   Less: Asset-based charges......................................      3,025,072       12,751,838     7,480,495
                                                                      -----------     ------------   -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,636,762)     (12,041,569)    9,391,657
                                                                      -----------     ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,474,344       42,025,565    (5,804,095)
   Realized gain distribution from The Trusts.....................      7,532,520        8,970,134     1,738,176
                                                                      -----------     ------------   -----------
  Net realized gain (loss)........................................     10,006,864       50,995,699    (4,065,919)
                                                                      -----------     ------------   -----------

  Change in unrealized appreciation (depreciation) of investments.     (8,149,018)     (83,945,249)    8,494,958
                                                                      -----------     ------------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      1,857,846      (32,949,550)    4,429,039
                                                                      -----------     ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $  (778,916)    $(44,991,119)  $13,820,696
                                                                      ===========     ============   ===========

                                                                   EQ/GLOBAL MULTI-
                                                                    SECTOR EQUITY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  17,388,820
  Expenses:
   Less: Asset-based charges......................................     15,074,981
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................      2,313,839
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (62,532,210)
   Realized gain distribution from The Trusts.....................             --
                                                                    -------------
  Net realized gain (loss)........................................    (62,532,210)
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.    (78,779,171)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (141,311,381)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(138,997,542)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*     EQUITY INDEX*
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 1,736,271    $  19,694,977     $ 17,012,312
  Expenses:
   Less: Asset-based charges......................................     5,867,231       10,749,866        9,018,641
                                                                     -----------    -------------     ------------

NET INVESTMENT INCOME (LOSS)......................................    (4,130,960)       8,945,111        7,993,671
                                                                     -----------    -------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     4,490,968      (30,871,558)     (64,998,237)
   Realized gain distribution from The Trusts.....................            --               --               --
                                                                     -----------    -------------     ------------
  Net realized gain (loss)........................................     4,490,968      (30,871,558)     (64,998,237)
                                                                     -----------    -------------     ------------

  Change in unrealized appreciation (depreciation) of investments.    14,122,971     (114,393,240)     (25,254,165)
                                                                     -----------    -------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    18,613,939     (145,264,798)     (90,252,402)
                                                                     -----------    -------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $14,482,979    $(136,319,687)    $(82,258,731)
                                                                     ===========    =============     ============

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                         ETF*         VALUE PLUS*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 105,110      $  12,875,876
  Expenses:
   Less: Asset-based charges......................................       29,542          9,820,773
                                                                      ---------      -------------

NET INVESTMENT INCOME (LOSS)......................................       75,568          3,055,103
                                                                      ---------      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (26,226)       (42,789,971)
   Realized gain distribution from The Trusts.....................      171,292                 --
                                                                      ---------      -------------
  Net realized gain (loss)........................................      145,066        (42,789,971)
                                                                      ---------      -------------

  Change in unrealized appreciation (depreciation) of investments.     (868,083)       (78,839,087)
                                                                      ---------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (723,017)      (121,629,058)
                                                                      ---------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(647,449)     $(118,573,955)
                                                                      =========      =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/JPMORGAN VALUE EQ/LARGE CAP CORE EQ/LARGE CAP
                                                                    OPPORTUNITIES*         PLUS*       GROWTH INDEX*
                                                                   ----------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,752,926       $ 1,528,227     $ 2,967,789
  Expenses:
   Less: Asset-based charges......................................      3,843,077         2,177,768       4,966,484
                                                                     ------------       -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................     (1,090,151)         (649,541)     (1,998,695)
                                                                     ------------       -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,541,764)       (3,482,796)     13,613,801
   Realized gain distribution from The Trusts.....................             --         4,508,554              --
                                                                     ------------       -----------     -----------
  Net realized gain (loss)........................................     (7,541,764)        1,025,758      13,613,801
                                                                     ------------       -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.     (9,451,943)       (8,429,082)     (8,197,628)
                                                                     ------------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (16,993,707)       (7,403,324)      5,416,173
                                                                     ------------       -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(18,083,858)      $(8,052,865)    $ 3,417,478
                                                                     ============       ===========     ===========

                                                                   EQ/LARGE CAP
                                                                   GROWTH PLUS*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  2,180,639
  Expenses:
   Less: Asset-based charges......................................    6,376,937
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   (4,196,298)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    4,638,185
   Realized gain distribution from The Trusts.....................           --
                                                                   ------------
  Net realized gain (loss)........................................    4,638,185
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.  (29,171,977)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (24,533,792)
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(28,730,090)
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                                  EQ/MFS
                                                                   EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                                   VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                                   ------------  ------------  --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  3,696,841  $ 11,944,760   $  1,353,188   $  2,373,497
  Expenses:
   Less: Asset-based charges......................................    3,093,525    15,667,458      2,909,015      5,530,338
                                                                   ------------  ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      603,316    (3,722,698)    (1,555,827)    (3,156,841)
                                                                   ------------  ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,677,009)  (65,119,242)    12,278,772      5,048,933
   Realized gain distribution from The Trusts.....................           --            --             --      9,686,224
                                                                   ------------  ------------   ------------   ------------
  Net realized gain (loss)........................................  (22,677,009)  (65,119,242)    12,278,772     14,735,157
                                                                   ------------  ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.   23,174,305     1,633,641    (31,951,329)   (57,122,173)
                                                                   ------------  ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      497,296   (63,485,601)   (19,672,557)   (42,387,016)
                                                                   ------------  ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  1,100,612  $(67,208,299)  $(21,228,384)  $(45,543,857)
                                                                   ============  ============   ============   ============


                                                                   EQ/MID CAP INDEX*
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  4,289,788
  Expenses:
   Less: Asset-based charges......................................     10,225,398
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (5,935,610)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (26,940,767)
   Realized gain distribution from The Trusts.....................             --
                                                                     ------------
  Net realized gain (loss)........................................    (26,940,767)
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.      8,939,264
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (18,001,503)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,937,113)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   EQ/MID CAP VALUE                    EQ/MONTAG &
                                                                        PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   8,668,730     $    85,397      $   841,769
  Expenses:
   Less: Asset-based charges......................................     15,179,374       9,726,299        2,396,251
                                                                    -------------     -----------      -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,510,644)     (9,640,902)      (1,554,482)
                                                                    -------------     -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (57,064,876)         (5,664)       4,604,786
   Realized gain distribution from The Trusts.....................             --              --               --
                                                                    -------------     -----------      -----------
  Net realized gain (loss)........................................    (57,064,876)         (5,664)       4,604,786
                                                                    -------------     -----------      -----------

  Change in unrealized appreciation (depreciation) of investments.    (45,450,648)        (82,757)        (729,842)
                                                                    -------------     -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (102,515,524)        (88,421)       3,874,944
                                                                    -------------     -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(109,026,168)    $(9,729,323)     $ 2,320,462
                                                                    =============     ===========      ===========

                                                                      EQ/MORGAN
                                                                   STANLEY MID CAP
                                                                       GROWTH*
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   1,594,336
  Expenses:
   Less: Asset-based charges......................................      9,495,903
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................     (7,901,567)
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     37,094,114
   Realized gain distribution from The Trusts.....................     44,433,000
                                                                    -------------
  Net realized gain (loss)........................................     81,527,114
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.   (132,852,052)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (51,324,938)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ (59,226,505)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND
                                                                     CAP EQUITY*      GLOBAL*      SHORT BOND*        PLUS*
                                                                   --------------- -------------- -------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,942,721    $  2,249,548   $  6,163,431   $ 12,591,434
  Expenses:
   Less: Asset-based charges......................................     3,251,983       4,295,683     18,244,721      7,945,580
                                                                    ------------    ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (1,309,262)     (2,046,135)   (12,081,290)     4,645,854
                                                                    ------------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
   Realized gain distribution from The Trusts.....................            --              --             --             --
                                                                    ------------    ------------   ------------   ------------

  Net realized gain (loss)........................................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
                                                                    ------------    ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (1,353,986)    (37,740,991)     4,551,855      6,355,955
                                                                    ------------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (10,881,274)    (31,475,912)    (8,417,966)    (5,910,164)
                                                                    ------------    ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,190,536)   $(33,522,047)  $(20,499,256)  $ (1,264,310)
                                                                    ============    ============   ============   ============

                                                                   EQ/SMALL COMPANY
                                                                        INDEX*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,129,654
  Expenses:
   Less: Asset-based charges......................................      6,976,379
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,846,725)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,787,721)
   Realized gain distribution from The Trusts.....................     39,965,493
                                                                     ------------

  Net realized gain (loss)........................................     33,177,772
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (54,463,263)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (21,285,491)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(25,132,216)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN
                                                                    GROWTH STOCK*   GLOBAL EQUITY*     INCOME*       COMSTOCK*
                                                                   ---------------- -------------- --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --    $  3,355,124    $   563,466    $ 3,404,968
  Expenses:
   Less: Asset-based charges......................................      6,118,796       2,841,635      1,033,994      3,710,076
                                                                     ------------    ------------    -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,118,796)        513,489       (470,528)      (305,108)
                                                                     ------------    ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------
  Net realized gain (loss)........................................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (13,360,596)    (11,497,469)    (2,235,090)    (6,069,576)
                                                                     ------------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (8,198,073)    (18,774,752)    (2,473,150)    (9,050,916)
                                                                     ------------    ------------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(14,316,869)   $(18,261,263)   $(2,943,678)   $(9,356,024)
                                                                     ============    ============    ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                  FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                   EQ/WELLS FARGO    MANAGER: GROWTH     CONTRAFUND(R)
                                                                   OMEGA GROWTH*        PORTFOLIO          PORTFOLIO
                                                                   -------------- --------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $         --        $  11,862         $   188,432
  Expenses:
   Less: Asset-based charges......................................     7,144,859           12,490             273,729
                                                                    ------------        ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................    (7,144,859)            (628)            (85,297)
                                                                    ------------        ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    19,773,629           43,442             225,994
   Realized gain distribution from The Trusts.....................     8,549,967            1,720                  --
                                                                    ------------        ---------         -----------

  Net realized gain (loss)........................................    28,323,596           45,162             225,994
                                                                    ------------        ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.   (63,334,553)        (112,308)         (1,214,510)
                                                                    ------------        ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (35,010,957)         (67,146)           (988,516)
                                                                    ------------        ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(42,155,816)       $ (67,774)        $(1,073,813)
                                                                    ============        =========         ===========

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2015    FREEDOM 2020
                                                                    PORTFOLIO (1)   PORTFOLIO (1)
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  8,337        $  9,119
  Expenses:
   Less: Asset-based charges......................................       4,223           2,365
                                                                      --------        --------

NET INVESTMENT INCOME (LOSS)......................................       4,114           6,754
                                                                      --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (8,857)           (127)
   Realized gain distribution from The Trusts.....................       2,293           1,745
                                                                      --------        --------

  Net realized gain (loss)........................................      (6,564)          1,618
                                                                      --------        --------

  Change in unrealized appreciation (depreciation) of investments.     (16,617)        (21,546)
                                                                      --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (23,181)        (19,928)
                                                                      --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(19,067)       $(13,174)
                                                                      ========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2025    FREEDOM 2030   FIDELITY(R) VIP MID
                                                                    PORTFOLIO (1)   PORTFOLIO (1)     CAP PORTFOLIO
                                                                   --------------- --------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 2,224         $ 3,254         $     2,446
  Expenses:
   Less: Asset-based charges......................................         493             989             125,407
                                                                       -------         -------         -----------

NET INVESTMENT INCOME (LOSS)......................................       1,731           2,265            (122,961)
                                                                       -------         -------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (314)           (200)            155,929
   Realized gain distribution from The Trusts.....................         382             508              19,215
                                                                       -------         -------         -----------
  Net realized gain (loss)........................................          68             308             175,144
                                                                       -------         -------         -----------

  Change in unrealized appreciation (depreciation) of investments.      (3,736)         (9,714)         (1,409,604)
                                                                       -------         -------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (3,668)         (9,406)         (1,234,460)
                                                                       -------         -------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,937)        $(7,141)        $(1,357,421)
                                                                       =======         =======         ===========

                                                                   FIDELITY(R) VIP
                                                                   STRATEGIC INCOME
                                                                      PORTFOLIO
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 659,950
  Expenses:
   Less: Asset-based charges......................................      173,422
                                                                      ---------

NET INVESTMENT INCOME (LOSS)......................................      486,528
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       35,553
   Realized gain distribution from The Trusts.....................      308,126
                                                                      ---------
  Net realized gain (loss)........................................      343,679
                                                                      ---------

  Change in unrealized appreciation (depreciation) of investments.     (609,688)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (266,009)
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 220,519
                                                                      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                         FRANKLIN
                                                                                   FRANKLIN STRATEGIC  TEMPLETON VIP
                                                                   FRANKLIN INCOME INCOME SECURITIES  FOUNDING FUNDS
                                                                   SECURITIES FUND        FUND        ALLOCATION FUND
                                                                   --------------- ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 306,197        $ 482,649         $    208
  Expenses:
   Less: Asset-based charges......................................       81,966          125,331           20,996
                                                                      ---------        ---------         --------

NET INVESTMENT INCOME (LOSS)......................................      224,231          357,318          (20,788)
                                                                      ---------        ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Net realized gain (loss)........................................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Change in unrealized appreciation (depreciation) of investments.     (324,383)        (375,251)         (46,150)
                                                                      ---------        ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (301,314)        (362,953)         (23,868)
                                                                      ---------        ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ (77,083)       $  (5,635)        $(44,656)
                                                                      =========        =========         ========

                                                                                       INVESCO V.I.
                                                                   GOLDMAN SACHS VIT  DIVIDEND GROWTH
                                                                   MID CAP VALUE FUND      FUND
                                                                   ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  36,964         $     --
  Expenses:
   Less: Asset-based charges......................................        70,387           10,444
                                                                       ---------         --------

NET INVESTMENT INCOME (LOSS)......................................       (33,423)         (10,444)
                                                                       ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        97,623           (7,901)
                                                                       ---------         --------

  Net realized gain (loss)........................................        97,623           (7,901)
                                                                       ---------         --------

  Change in unrealized appreciation (depreciation) of investments.      (571,636)          21,913
                                                                       ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (474,013)          14,012
                                                                       ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(507,436)        $  3,568
                                                                       =========         ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                         INVESCO V.I.
                                                                   INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL
                                                                    REAL ESTATE FUND    YIELD FUND (1)    GROWTH FUND
                                                                   ------------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   565,334         $ 10,413        $  68,025
  Expenses:
   Less: Asset-based charges......................................         170,737           10,654          102,777
                                                                       -----------         --------        ---------

NET INVESTMENT INCOME (LOSS)......................................         394,597             (241)         (34,752)
                                                                       -----------         --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------
  Net realized gain (loss)........................................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------

  Change in unrealized appreciation (depreciation) of investments.      (1,767,798)         (19,663)        (919,864)
                                                                       -----------         --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,719,819)         (27,924)        (765,262)
                                                                       -----------         --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,325,222)        $(28,165)       $(800,014)
                                                                       ===========         ========        =========

                                                                   INVESCO V.I. LEISURE
                                                                           FUND
                                                                   --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $  1,112
  Expenses:
   Less: Asset-based charges......................................          3,557
                                                                         --------

NET INVESTMENT INCOME (LOSS)......................................         (2,445)
                                                                         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          3,549
                                                                         --------
  Net realized gain (loss)........................................          3,549
                                                                         --------

  Change in unrealized appreciation (depreciation) of investments.        (23,427)
                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (19,878)
                                                                         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(22,323)
                                                                         ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   INVESCO V.I. MID CAP INVESCO V.I. SMALL IVY FUNDS VIP ASSET
                                                                     CORE EQUITY FUND    CAP EQUITY FUND        STRATEGY
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   2,192           $      --           $  12,023
  Expenses:
   Less: Asset-based charges......................................         30,643              26,281              40,574
                                                                        ---------           ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................        (28,451)            (26,281)            (28,551)
                                                                        ---------           ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Net realized gain (loss)........................................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.       (225,536)           (141,658)           (429,100)
                                                                        ---------           ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (196,496)           (103,749)           (555,708)
                                                                        ---------           ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(224,947)          $(130,030)          $(584,259)
                                                                        =========           =========           =========

                                                                   IVY FUNDS VIP
                                                                     DIVIDEND    IVY FUNDS VIP
                                                                   OPPORTUNITIES  ENERGY (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  63,762    $        --
  Expenses:
   Less: Asset-based charges......................................      93,714         90,890
                                                                     ---------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (29,952)       (90,890)
                                                                     ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     205,863        213,470
                                                                     ---------    -----------

  Net realized gain (loss)........................................     205,863        213,470
                                                                     ---------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (653,300)    (1,132,222)
                                                                     ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (447,437)      (918,752)
                                                                     ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(477,389)   $(1,009,642)
                                                                     =========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   IVY FUNDS VIP
                                                                   GLOBAL NATURAL IVY FUNDS VIP HIGH IVY FUNDS VIP MID
                                                                     RESOURCES          INCOME          CAP GROWTH
                                                                   -------------- ------------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $        --       $1,043,038         $ 255,712
  Expenses:
   Less: Asset-based charges......................................      106,349          240,989           121,078
                                                                    -----------       ----------         ---------

NET INVESTMENT INCOME (LOSS)......................................     (106,349)         802,049           134,634
                                                                    -----------       ----------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------
  Net realized gain (loss)........................................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------

  Change in unrealized appreciation (depreciation) of investments.   (2,254,071)        (491,371)         (934,920)
                                                                    -----------       ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (2,060,385)        (363,020)         (609,540)
                                                                    -----------       ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(2,166,734)      $  439,029         $(474,906)
                                                                    ===========       ==========         =========

                                                                   IVY FUNDS VIP
                                                                    SCIENCE AND
                                                                    TECHNOLOGY
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 176,747
  Expenses:
   Less: Asset-based charges......................................      77,416
                                                                     ---------

NET INVESTMENT INCOME (LOSS)......................................      99,331
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     110,943
                                                                     ---------
  Net realized gain (loss)........................................     110,943
                                                                     ---------

  Change in unrealized appreciation (depreciation) of investments.    (883,390)
                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (772,447)
                                                                     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(673,116)
                                                                     =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                       LAZARD RETIREMENT LORD ABBETT BOND
                                                                   IVY FUNDS VIP SMALL EMERGING MARKETS     DEBENTURE
                                                                       CAP GROWTH      EQUITY PORTFOLIO   PORTFOLIO (1)
                                                                   ------------------- ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  42,269         $   590,251        $ 41,063
  Expenses:
   Less: Asset-based charges......................................         74,484             322,054           3,652
                                                                        ---------         -----------        --------

NET INVESTMENT INCOME (LOSS)......................................        (32,215)            268,197          37,411
                                                                        ---------         -----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        214,618             161,512            (707)
   Realized gain distribution from The Trusts.....................             --                  --           5,141
                                                                        ---------         -----------        --------

  Net realized gain (loss)........................................        214,618             161,512           4,434
                                                                        ---------         -----------        --------

  Change in unrealized appreciation (depreciation) of investments.       (982,628)         (5,462,153)        (35,129)
                                                                        ---------         -----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (768,010)         (5,300,641)        (30,695)
                                                                        ---------         -----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(800,225)        $(5,032,444)       $  6,716
                                                                        =========         ===========        ========

                                                                                  LORD ABBETT
                                                                    LORD ABBETT     GROWTH
                                                                   CLASSIC STOCK OPPORTUNITIES
                                                                   PORTFOLIO (1) PORTFOLIO (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  7,678      $      --
  Expenses:
   Less: Asset-based charges......................................      5,890          4,031
                                                                     --------      ---------

NET INVESTMENT INCOME (LOSS)......................................      1,788         (4,031)
                                                                     --------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,765)        (8,842)
   Realized gain distribution from The Trusts.....................         --        132,390
                                                                     --------      ---------

  Net realized gain (loss)........................................     (7,765)       123,548
                                                                     --------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (36,546)      (181,899)
                                                                     --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (44,311)       (58,351)
                                                                     --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(42,523)     $ (62,382)
                                                                     ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                       MFS(R)      MFS(R) INVESTORS
                                                                    INTERNATIONAL    GROWTH STOCK   MFS(R) INVESTORS
                                                                   VALUE PORTFOLIO      SERIES        TRUST SERIES
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 125,843       $   7,018        $  17,641
  Expenses:
   Less: Asset-based charges......................................      145,706          39,618           29,743
                                                                      ---------       ---------        ---------

NET INVESTMENT INCOME (LOSS)......................................      (19,863)        (32,600)         (12,102)
                                                                      ---------       ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------
  Net realized gain (loss)........................................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------

  Change in unrealized appreciation (depreciation) of investments.     (629,382)       (200,709)        (141,875)
                                                                      ---------       ---------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (514,644)        (22,815)        (105,424)
                                                                      ---------       ---------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(534,507)      $ (55,415)       $(117,526)
                                                                      =========       =========        =========

                                                                   MFS(R) TECHNOLOGY
                                                                       PORTFOLIO
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $      --
  Expenses:
   Less: Asset-based charges......................................        41,075
                                                                       ---------

NET INVESTMENT INCOME (LOSS)......................................       (41,075)
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       149,913
                                                                       ---------
  Net realized gain (loss)........................................       149,913
                                                                       ---------

  Change in unrealized appreciation (depreciation) of investments.      (165,255)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (15,342)
                                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ (56,417)
                                                                       =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                                        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                                   ---------------- ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $103,094        $         18    $ 30,849,763
  Expenses:
   Less: Asset-based charges......................................       47,213           7,884,793      17,533,070
                                                                       --------        ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       55,881          (7,884,775)     13,316,693
                                                                       --------        ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      101,998             565,834      15,768,005
   Realized gain distribution from The Trusts.....................           --                  --      43,917,941
                                                                       --------        ------------    ------------

  Net realized gain (loss)........................................      101,998             565,834      59,685,946
                                                                       --------        ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.      (12,899)        (31,253,911)    (24,544,791)
                                                                       --------        ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       89,099         (30,688,077)     35,141,155
                                                                       --------        ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $144,980        $(38,572,852)   $ 48,457,848
                                                                       ========        ============    ============

                                                                   MULTIMANAGER   MULTIMANAGER
                                                                   INTERNATIONAL LARGE CAP CORE
                                                                      EQUITY*       EQUITY*
                                                                   ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  6,539,492   $    437,297
  Expenses:
   Less: Asset-based charges......................................    5,948,898      2,087,697
                                                                   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      590,594     (1,650,400)
                                                                   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,647,381)      (376,630)
   Realized gain distribution from The Trusts.....................           --             --
                                                                   ------------   ------------

  Net realized gain (loss)........................................  (22,647,381)      (376,630)
                                                                   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.  (57,874,848)   (10,729,788)
                                                                   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (80,522,229)   (11,106,418)
                                                                   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(79,931,635)  $(12,756,818)
                                                                   ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                     MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID
                                                                   LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,563,380     $         --     $     72,463
  Expenses:
   Less: Asset-based charges......................................      5,274,738        4,950,107        5,826,643
                                                                     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS)......................................     (1,711,358)      (4,950,107)      (5,754,180)
                                                                     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------
  Net realized gain (loss)........................................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------

  Change in unrealized appreciation (depreciation) of investments.     (6,200,830)     (29,427,772)     (58,698,724)
                                                                     ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (22,128,136)     (25,161,890)     (54,459,421)
                                                                     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,839,494)    $(30,111,997)    $(60,213,601)
                                                                     ============     ============     ============

                                                                   MULTIMANAGER
                                                                   MULTI-SECTOR
                                                                      BOND*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 23,676,397
  Expenses:
   Less: Asset-based charges......................................    9,066,419
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   14,609,978
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (40,965,657)
                                                                   ------------
  Net realized gain (loss)........................................  (40,965,657)
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.   48,131,497
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    7,165,840
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 21,775,818
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011




                                                                     MULTIMANAGER      MULTIMANAGER   MULTIMANAGER
                                                                   SMALL CAP GROWTH* SMALL CAP VALUE* TECHNOLOGY*
                                                                   ----------------- ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --      $    276,596   $         --
  Expenses:
   Less: Asset-based charges......................................      3,150,088         6,037,552      6,002,375
                                                                     ------------      ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,150,088)       (5,760,956)    (6,002,375)
                                                                     ------------      ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Net realized gain (loss)........................................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (34,258,406)      (18,742,289)   (35,513,441)
                                                                     ------------      ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (33,985,234)      (36,733,312)   (19,934,940)
                                                                     ------------      ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(37,135,322)     $(42,494,268)  $(25,937,315)
                                                                     ============      ============   ============

                                                                                       PIMCO VARIABLE
                                                                                      INSURANCE TRUST
                                                                    MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                                   SECURITIES FUND   STRATEGY PORTFOLIO
                                                                   --------------- ----------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 109,338         $ 1,137,079
  Expenses:
   Less: Asset-based charges......................................       55,485             118,218
                                                                      ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................       53,853           1,018,861
                                                                      ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       14,888              90,665
                                                                      ---------         -----------

  Net realized gain (loss)........................................       14,888              90,665
                                                                      ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.     (242,829)         (2,283,978)
                                                                      ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (227,941)         (2,193,313)
                                                                      ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(174,088)        $(1,174,452)
                                                                      =========         ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    PIMCO VARIABLE  PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST  INSURANCE TRUST INSURANCE TRUST
                                                                   EMERGING MARKETS   REAL RETURN    TOTAL RETURN
                                                                    BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                                   ---------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $383,269       $  370,554      $1,014,723
  Expenses:
   Less: Asset-based charges......................................      107,486          305,314         587,117
                                                                       --------       ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................      275,783           65,240         427,606
                                                                       --------       ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       63,020          324,766         (50,926)
   Realized gain distribution from The Trusts.....................           --          904,079         778,346
                                                                       --------       ----------      ----------
  Net realized gain (loss)........................................       63,020        1,228,845         727,420
                                                                       --------       ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.      (18,207)         534,326        (527,898)
                                                                       --------       ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       44,813        1,763,171         199,522
                                                                       --------       ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $320,596       $1,828,411      $  627,128
                                                                       ========       ==========      ==========



                                                                   PROFUND VP BEAR
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --
  Expenses:
   Less: Asset-based charges......................................      10,131
                                                                      --------

NET INVESTMENT INCOME (LOSS)......................................     (10,131)
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (81,574)
   Realized gain distribution from The Trusts.....................          --
                                                                      --------
  Net realized gain (loss)........................................     (81,574)
                                                                      --------

  Change in unrealized appreciation (depreciation) of investments.       5,881
                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (75,693)
                                                                      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(85,824)
                                                                      ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                   RYDEX | SGI VT
                                                                                     ALTERNATIVE      RYDEX | SGI VT
                                                                    PROFUND VP       STRATEGIES       MANAGED FUTURES
                                                                   BIOTECHNOLOGY ALLOCATION FUND (1) STRATEGY FUND (1)
                                                                   ------------- ------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     --         $  6,713           $     --
  Expenses:
   Less: Asset-based charges......................................     22,069            1,885              2,106
                                                                     --------         --------           --------

NET INVESTMENT INCOME (LOSS)......................................    (22,069)           4,828             (2,106)
                                                                     --------         --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Net realized gain (loss)........................................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Change in unrealized appreciation (depreciation) of investments.     39,079          (11,766)           (17,396)
                                                                     --------         --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     79,485          (11,908)           (20,784)
                                                                     --------         --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 57,416         $ (7,080)          $(22,890)
                                                                     ========         ========           ========

                                                                                      TEMPLETON
                                                                    T. ROWE PRICE    DEVELOPING
                                                                   HEALTH SCIENCES     MARKETS
                                                                      PORTFOLIO    SECURITIES FUND
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --       $    43,805
  Expenses:
   Less: Asset-based charges......................................      49,901            66,223
                                                                      --------       -----------

NET INVESTMENT INCOME (LOSS)......................................     (49,901)          (22,418)
                                                                      --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     204,477           143,292
                                                                      --------       -----------

  Net realized gain (loss)........................................     204,477           143,292
                                                                      --------       -----------

  Change in unrealized appreciation (depreciation) of investments.      44,225        (1,045,502)
                                                                      --------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     248,702          (902,210)
                                                                      --------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $198,801       $  (924,628)
                                                                      ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                     TEMPLETON GLOBAL
                                                                   TEMPLETON FOREIGN BOND SECURITIES  TEMPLETON GROWTH
                                                                    SECURITIES FUND        FUND       SECURITIES FUND
                                                                   ----------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  77,176       $ 1,609,291       $  11,183
  Expenses:
   Less: Asset-based charges......................................        63,577           455,946          11,456
                                                                       ---------       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................        13,599         1,153,345            (273)
                                                                       ---------       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        66,062           122,110          22,253
   Realized gain distribution from The Trusts.....................            --           187,147              --
                                                                       ---------       -----------       ---------
  Net realized gain (loss)........................................        66,062           309,257          22,253
                                                                       ---------       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.      (818,932)       (2,909,625)       (117,532)
                                                                       ---------       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (752,870)       (2,600,368)        (95,279)
                                                                       ---------       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(739,271)      $(1,447,023)      $ (95,552)
                                                                       =========       ===========       =========

                                                                   VAN ECK VIP GLOBAL
                                                                    HARD ASSETS FUND
                                                                   ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $    86,128
  Expenses:
   Less: Asset-based charges......................................        192,745
                                                                      -----------

NET INVESTMENT INCOME (LOSS)......................................       (106,617)
                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        192,082
   Realized gain distribution from The Trusts.....................        103,995
                                                                      -----------
  Net realized gain (loss)........................................        296,077
                                                                      -----------

  Change in unrealized appreciation (depreciation) of investments.     (3,361,488)
                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (3,065,411)
                                                                      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(3,172,028)
                                                                      ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         ALLIANCEBERNSTEIN VPS
                                                                                                        BALANCED WEALTH STRATEGY
                                                                                 ALL ASSET ALLOCATION*        PORTFOLIO**
                                                                                ----------------------  ----------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   25,878  $   17,226  $   10,611   $   (2,202)
  Net realized gain (loss) on investments......................................    168,732      36,275      60,811        2,320
  Change in unrealized appreciation (depreciation) of investments..............   (415,166)     98,495    (127,670)      82,744
                                                                                ----------  ----------  ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (220,556)    151,996     (56,248)      82,862
                                                                                ----------  ----------  ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,582,818   1,556,159     896,253    1,019,897
   Transfers between funds including guaranteed interest account, net..........     (8,116)     38,996    (630,247)     919,382
   Transfers for contract benefits and terminations............................    (61,588)    (17,798)    (37,767)      (4,561)
   Contract maintenance charges................................................       (449)         --        (196)          --
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions........  2,512,665   1,577,357     228,043    1,934,718
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --          58          (6)          83
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,292,109   1,729,411     171,789    2,017,663
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,739,921      10,510   2,017,663           --
                                                                                ----------  ----------  ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $4,032,030  $1,739,921  $2,189,452   $2,017,663
                                                                                ==========  ==========  ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        298         176          --           --
  Redeemed.....................................................................        (83)        (26)         --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................        215         150          --           --
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --         232          189
  Redeemed.....................................................................         --          --        (207)          (5)
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          25          184
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --          --           --
  Redeemed.....................................................................         --          --          --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          --           --
                                                                                ==========  ==========  ==========   ==========

                                                                                 ALLIANCEBERNSTEIN VPS
                                                                                 INTERNATIONAL GROWTH   AMERICAN CENTURY VP LARGE
                                                                                      PORTFOLIO**        COMPANY VALUE FUND
                                                                                ----------------------  ------------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   36,435  $   (3,576) $    1,271    $    252
  Net realized gain (loss) on investments......................................     39,912        (755)      9,333        (490)
  Change in unrealized appreciation (depreciation) of investments..............   (689,783)    125,947      (6,119)     30,689
                                                                                ----------  ----------   ----------    --------
  Net Increase (decrease) in net assets from operations........................   (613,436)    121,616       4,485      30,451
                                                                                ----------  ----------   ----------    --------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,594,507   1,306,392     643,571     332,505
   Transfers between funds including guaranteed interest account, net..........    117,477     209,685     167,706      22,713
   Transfers for contract benefits and terminations............................    (69,051)    (17,198)    (20,504)       (570)
   Contract maintenance charges................................................       (253)         --        (121)         --
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in net assets from contractowner transactions........  2,642,680   1,498,879     790,652     354,648
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         88         200          24          13
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,029,332   1,620,695     795,161     385,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,620,695          --     385,112          --
                                                                                ----------  ----------   ----------    --------
NET ASSETS -- END OF PERIOD.................................................... $3,650,027  $1,620,695  $1,180,273    $385,112
                                                                                ==========  ==========   ==========    ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --          --          --          --
  Redeemed.....................................................................         --          --          --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS B
  Issued.......................................................................        393         146          --          --
  Redeemed.....................................................................       (144)         (2)         --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................        249         144          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --         124          38
  Redeemed.....................................................................         --          --         (51)         (3)
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          73          35
                                                                                ==========  ==========   ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                AMERICAN CENTURY VP MID CAP
                                                                                      VALUE FUND
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (5,268)   $   16,016
  Net realized gain (loss) on investments......................................    119,447         4,713
  Change in unrealized appreciation (depreciation) of investments..............   (220,563)      228,547
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................   (106,384)      249,276
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,726,053     2,177,407
   Transfers between funds including guaranteed interest account, net..........    452,047       238,487
   Transfers for contract benefits and terminations............................   (114,910)      (12,519)
   Contract maintenance charges................................................       (388)           (3)
                                                                                 ----------    ----------

  Net increase (decrease) in net assets from contractowner transactions........  4,062,802     2,403,372
                                                                                 ----------    ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         65           401
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,956,483     2,653,049
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,654,000           951
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $6,610,483    $2,654,000
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        421           227
  Redeemed.....................................................................        (87)          (11)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        334           216
                                                                                 ==========    ==========

                                                                                  AXA AGGRESSIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (7,837,406) $    1,237,581
  Net realized gain (loss) on investments......................................   (132,389,538)   (183,275,248)
  Change in unrealized appreciation (depreciation) of investments..............   (120,967,030)    488,754,760
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (261,193,974)    306,717,093
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,519,232      57,279,993
   Transfers between funds including guaranteed interest account, net..........    (80,097,741)    (42,877,100)
   Transfers for contract benefits and terminations............................   (134,658,552)   (112,599,987)
   Contract maintenance charges................................................    (43,695,594)    (42,528,483)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (214,932,655)   (140,725,577)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000          46,647
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (476,116,629)    166,038,163
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,079,756,222   2,913,718,059
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,603,639,593  $3,079,756,222
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            762             747
  Redeemed.....................................................................           (254)            (64)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            508             683
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         78,434          24,724
  Redeemed.....................................................................        (97,194)        (38,947)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (18,760)        (14,223)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

                                                                                  AXA BALANCED STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (97,206) $  1,558,963
  Net realized gain (loss) on investments......................................   13,889,110     3,038,358
  Change in unrealized appreciation (depreciation) of investments..............  (44,102,675)   25,097,789
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,310,771)   29,695,110
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  309,450,004   286,440,355
   Transfers between funds including guaranteed interest account, net..........  101,247,087   107,637,066
   Transfers for contract benefits and terminations............................  (17,353,859)   (6,650,152)
   Contract maintenance charges................................................   (7,456,948)   (1,587,725)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  385,886,284   385,839,544
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  355,575,513   415,534,654
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,823,895    93,289,241
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $864,399,408  $508,823,895
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       63,063        35,947
  Redeemed.....................................................................      (29,176)         (987)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       33,887        34,960
                                                                                ============  ============
UNIT ACTIVITY CLASS II
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 AXA CONSERVATIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    4,512,944  $   11,943,707
  Net realized gain (loss) on investments......................................     69,805,397      82,637,023
  Change in unrealized appreciation (depreciation) of investments..............    (67,785,829)     19,959,612
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      6,532,512     114,540,342
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,963,360      34,502,814
   Transfers between funds including guaranteed interest account, net..........    198,639,034      97,950,678
   Transfers for contract benefits and terminations............................   (156,298,886)   (141,170,509)
   Contract maintenance charges................................................    (27,515,664)    (27,914,777)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........     36,787,844     (36,631,794)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................     43,320,356      77,908,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,971,243,303   1,893,334,755
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,014,563,659  $1,971,243,303
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         98,971          58,746
  Redeemed.....................................................................        (95,891)        (61,204)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          3,080          (2,458)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                AXA CONSERVATIVE GROWTH STRATEGY*
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                 ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    153,878     $    732,121
  Net realized gain (loss) on investments......................................    8,463,398        2,077,241
  Change in unrealized appreciation (depreciation) of investments..............  (20,308,190)      11,327,306
                                                                                 ------------     ------------
  Net Increase (decrease) in net assets from operations........................  (11,690,914)      14,136,668
                                                                                 ------------     ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  150,007,441      164,337,470
   Transfers between funds including guaranteed interest account, net..........   51,214,344       55,232,659
   Transfers for contract benefits and terminations............................  (13,217,159)      (2,950,650)
   Contract maintenance charges................................................   (3,959,736)        (881,518)
                                                                                 ------------     ------------
  Net increase (decrease) in net assets from contractowner transactions........  184,044,890      215,737,961
                                                                                 ------------     ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --               --
                                                                                 ------------     ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  172,353,976      229,874,629
NET ASSETS -- BEGINNING OF PERIOD..............................................  283,777,531       53,902,902
                                                                                 ------------     ------------

NET ASSETS -- END OF PERIOD.................................................... $456,131,507     $283,777,531
                                                                                 ============     ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,570           20,969
  Redeemed.....................................................................      (16,066)          (1,159)
                                                                                 ------------     ------------
  Net Increase (Decrease)......................................................       16,504           19,810
                                                                                 ============     ============

                                                                                AXA CONSERVATIVE STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    688,791  $    509,538
  Net realized gain (loss) on investments......................................    4,795,128     1,497,382
  Change in unrealized appreciation (depreciation) of investments..............   (7,823,887)    3,082,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (2,339,968)    5,088,950
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   95,226,052    96,361,197
   Transfers between funds including guaranteed interest account, net..........   57,282,445    35,030,226
   Transfers for contract benefits and terminations............................   (8,768,293)   (2,613,889)
   Contract maintenance charges................................................   (2,484,384)     (583,274)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  141,255,820   128,194,260
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  138,915,852   133,283,210
NET ASSETS -- BEGINNING OF PERIOD..............................................  166,454,589    33,171,379
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $305,370,441  $166,454,589
                                                                                ============  ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       28,043        13,891
  Redeemed.....................................................................      (15,025)       (1,857)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       13,018        12,034
                                                                                ============  ============

                                                                                     AXA CONSERVATIVE-PLUS
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      169,631  $    8,519,169
  Net realized gain (loss) on investments......................................     (4,867,296)      3,669,876
  Change in unrealized appreciation (depreciation) of investments..............    (32,019,775)    115,049,961
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (36,717,440)    127,239,006
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,808,851      25,750,062
   Transfers between funds including guaranteed interest account, net..........     20,679,821      66,165,400
   Transfers for contract benefits and terminations............................   (111,163,203)   (103,642,385)
   Contract maintenance charges................................................    (22,706,778)    (22,368,763)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,381,309)    (34,095,686)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,002              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (128,088,747)     93,143,320
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,775,712,144   1,682,568,824
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,647,623,397  $1,775,712,144
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................         65,569          22,128
  Redeemed.....................................................................        (73,232)        (24,771)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (7,663)         (2,643)
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   AXA GROWTH STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,134,237) $    245,083
  Net realized gain (loss) on investments......................................   14,965,651     5,179,874
  Change in unrealized appreciation (depreciation) of investments..............  (57,312,397)   40,955,455
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (43,480,983)   46,380,412
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  188,419,136   262,893,896
   Transfers between funds including guaranteed interest account, net..........   35,713,252    80,199,789
   Transfers for contract benefits and terminations............................  (18,855,526)  (10,860,582)
   Contract maintenance charges................................................   (7,529,929)   (2,951,613)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  197,746,933   329,281,490
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  154,265,950   375,661,902
NET ASSETS -- BEGINNING OF PERIOD..............................................  571,911,092   196,249,190
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $726,177,042  $571,911,092
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       45,673        29,149
  Redeemed.....................................................................      (29,995)       (1,355)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       15,678        27,794
                                                                                ============  ============

                                                                                   AXA MODERATE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     (912,298) $   45,939,329
  Net realized gain (loss) on investments......................................     10,290,581      26,004,908
  Change in unrealized appreciation (depreciation) of investments..............   (282,428,494)    505,050,402
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (273,050,211)    576,994,639
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     98,626,591     135,214,704
   Transfers between funds including guaranteed interest account, net..........    (44,218,143)    183,875,060
   Transfers for contract benefits and terminations............................   (460,701,810)   (419,993,785)
   Contract maintenance charges................................................    (96,642,543)    (93,873,612)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (502,935,905)   (194,777,633)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (775,976,117)    382,217,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  7,547,080,015   7,164,863,009
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $6,771,103,898  $7,547,080,015
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          2,039           1,488
  Redeemed.....................................................................           (627)           (185)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          1,412           1,303
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        160,765          28,668
  Redeemed.....................................................................       (194,975)        (43,089)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (34,210)        (14,421)
                                                                                ==============  ==============

                                                                                      AXA MODERATE GROWTH
                                                                                           STRATEGY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (2,051,878) $    3,641,728
  Net realized gain (loss) on investments......................................     34,241,118       7,394,378
  Change in unrealized appreciation (depreciation) of investments..............   (136,025,864)     72,357,490
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (103,836,624)     83,393,596
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    876,199,474     778,781,950
   Transfers between funds including guaranteed interest account, net..........    258,929,557     210,400,988
   Transfers for contract benefits and terminations............................    (36,907,165)    (14,830,252)
   Contract maintenance charges................................................    (18,675,823)     (3,285,544)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........  1,079,546,043     971,067,142
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    975,741,417   1,054,460,738
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,269,281,092     214,820,354
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $2,245,022,509  $1,269,281,092
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        161,630          89,688
  Redeemed.....................................................................        (66,797)         (1,427)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         94,833          88,261
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                        AXA MODERATE-PLUS
                                                                                           ALLOCATION*
                                                                                --------------------------------
                                                                                      2011             2010
                                                                                ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (14,232,032) $    20,678,827
  Net realized gain (loss) on investments......................................     (58,496,829)     (31,869,033)
  Change in unrealized appreciation (depreciation) of investments..............    (591,443,510)     996,339,245
                                                                                ---------------  ---------------
  Net Increase (decrease) in net assets from operations........................    (664,172,371)     985,149,039
                                                                                ---------------  ---------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     140,977,747      189,796,564
   Transfers between funds including guaranteed interest account, net..........    (232,647,391)      (8,733,977)
   Transfers for contract benefits and terminations............................    (561,458,487)    (507,089,356)
   Contract maintenance charges................................................    (152,491,867)    (149,144,879)
                                                                                ---------------  ---------------

  Net increase (decrease) in net assets from contractowner transactions........    (805,619,998)    (475,171,648)
                                                                                ---------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           9,998           53,353
                                                                                ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (1,469,782,371)     510,030,744
NET ASSETS -- BEGINNING OF PERIOD..............................................  10,993,409,025   10,483,378,281
                                                                                ---------------  ---------------

NET ASSETS -- END OF PERIOD.................................................... $ 9,523,626,654  $10,993,409,025
                                                                                ===============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           2,029            1,521
  Redeemed.....................................................................            (552)            (153)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................           1,477            1,368
                                                                                ===============  ===============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         235,695           33,233
  Redeemed.....................................................................        (301,845)         (76,111)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................         (66,150)         (42,878)
                                                                                ===============  ===============

                                                                                AXA TACTICAL MANAGER 2000*
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (520,869)  $  (124,903)
  Net realized gain (loss) on investments......................................   1,122,924       717,005
  Change in unrealized appreciation (depreciation) of investments..............  (5,274,245)    2,895,878
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (4,672,190)    3,487,980
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  19,845,935    17,711,767
   Transfers between funds including guaranteed interest account, net..........  10,514,712     3,788,315
   Transfers for contract benefits and terminations............................    (607,144)     (133,831)
   Contract maintenance charges................................................    (368,555)       (1,717)
                                                                                -----------   -----------

  Net increase (decrease) in net assets from contractowner transactions........  29,384,948    21,364,534
                                                                                -----------   -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,001            --
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,722,759    24,852,514
NET ASSETS -- BEGINNING OF PERIOD..............................................  25,069,461       216,947
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $49,792,220   $25,069,461
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,438         1,952
  Redeemed.....................................................................      (1,035)          (54)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       2,403         1,898
                                                                                ===========   ===========

                                                                                AXA TACTICAL MANAGER 400*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (472,288) $  (118,323)
  Net realized gain (loss) on investments......................................   1,144,008      531,531
  Change in unrealized appreciation (depreciation) of investments..............  (4,474,436)   2,433,989
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (3,802,716)   2,847,197
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  18,261,240   16,285,089
   Transfers between funds including guaranteed interest account, net..........   9,018,504    3,405,657
   Transfers for contract benefits and terminations............................    (577,831)    (104,611)
   Contract maintenance charges................................................    (331,917)      (1,448)
                                                                                -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions........  26,369,996   19,584,687
                                                                                -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,000           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  22,577,280   22,431,884
NET ASSETS -- BEGINNING OF PERIOD..............................................  22,646,483      214,599
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $45,223,763  $22,646,483
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,179        1,811
  Redeemed.....................................................................      (1,018)         (43)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,161        1,768
                                                                                ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                AXA TACTICAL MANAGER 500*
                                                                                -------------------------
                                                                                    2011          2010
                                                                                ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (669,305) $  (156,106)
  Net realized gain (loss) on investments......................................    1,769,021      893,504
  Change in unrealized appreciation (depreciation) of investments..............   (5,874,420)   4,055,677
                                                                                ------------  -----------
  Net Increase (decrease) in net assets from operations........................   (4,774,704)   4,793,075
                                                                                ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   41,660,684   36,932,071
   Transfers between funds including guaranteed interest account, net..........   19,051,029    9,647,240
   Transfers for contract benefits and terminations............................   (1,297,339)    (213,949)
   Contract maintenance charges................................................     (775,254)      (4,978)
                                                                                ------------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   58,639,120   46,360,384
                                                                                ------------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999           --
                                                                                ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................   53,874,415   51,153,459

NET ASSETS -- BEGINNING OF PERIOD..............................................   51,550,260      396,801
                                                                                ------------  -----------

NET ASSETS -- END OF PERIOD.................................................... $105,424,675  $51,550,260
                                                                                ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,076        4,608
  Redeemed.....................................................................       (2,811)         (91)
                                                                                ------------  -----------
  Net Increase (Decrease)......................................................        5,265        4,517
                                                                                ============  ===========

                                                                                                             AXA ULTRA
                                                                                   AXA TACTICAL MANAGER    CONSERVATIVE
                                                                                      INTERNATIONAL*       STRATEGY* (H)
                                                                                -------------------------  -------------
                                                                                    2011          2010         2011
                                                                                ------------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    251,817  $   (13,028)   $    428
  Net realized gain (loss) on investments......................................      719,422       94,043        (101)
  Change in unrealized appreciation (depreciation) of investments..............  (13,913,157)   3,313,728         410
                                                                                ------------  -----------    --------
  Net Increase (decrease) in net assets from operations........................  (12,941,918)   3,394,743         737
                                                                                ------------  -----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   31,441,196   32,319,285          34
   Transfers between funds including guaranteed interest account, net..........   19,704,729    7,114,950          --
   Transfers for contract benefits and terminations............................   (1,085,791)    (274,668)         --
   Contract maintenance charges................................................     (655,201)      (1,497)         --
                                                                                ------------  -----------    --------
  Net increase (decrease) in net assets from contractowner transactions........   49,404,933   39,158,070          34
                                                                                ------------  -----------    --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       34,169      (24,170)    100,000
                                                                                ------------  -----------    --------

INCREASE (DECREASE) IN NET ASSETS..............................................   36,497,184   42,528,643     100,771

NET ASSETS -- BEGINNING OF PERIOD..............................................   42,744,190      215,547          --
                                                                                ------------  -----------    --------

NET ASSETS -- END OF PERIOD.................................................... $ 79,241,374  $42,744,190    $100,771
                                                                                ============  ===========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,514        4,218           2
  Redeemed.....................................................................       (2,373)         (93)         (2)
                                                                                ------------  -----------    --------
  Net Increase (Decrease)......................................................        5,141        4,125          --
                                                                                ============  ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                BLACKROCK GLOBAL ALLOCATION
                                                                                        V.I. FUND
                                                                                --------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   440,691   $    72,117
  Net realized gain (loss) on investments......................................     967,784        96,644
  Change in unrealized appreciation (depreciation) of investments..............  (2,940,562)    1,231,110
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (1,532,087)    1,399,871
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,500,152    16,983,431
   Transfers between funds including guaranteed interest account, net..........     704,480     1,463,147
   Transfers for contract benefits and terminations............................    (647,292)     (428,281)
   Contract maintenance charges................................................      (4,376)           (3)
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  11,552,964    18,018,294
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          (4)        1,476
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,020,873    19,419,641

NET ASSETS -- BEGINNING OF PERIOD..............................................  20,063,449       643,808
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $30,084,322   $20,063,449
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................       2,048         1,964
  Redeemed.....................................................................        (988)         (196)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,060         1,768
                                                                                ===========   ===========

                                                                                                           EQ/ALLIANCEBERNSTEIN
                                                                                BLACKROCK LARGE CAP GROWTH    DYNAMIC WEALTH
                                                                                       V.I. FUND             STRATEGIES* (D)
                                                                                -------------------------  --------------------
                                                                                   2011          2010              2011
                                                                                 ----------   ----------   --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (17,410)   $   (2,258)      $   (87,485)
  Net realized gain (loss) on investments......................................    185,315           803             2,706
  Change in unrealized appreciation (depreciation) of investments..............   (303,852)      174,217           315,296
                                                                                 ----------   ----------       -----------
  Net Increase (decrease) in net assets from operations........................   (135,947)      172,762           230,517
                                                                                 ----------   ----------       -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,608,022     1,392,473        44,391,074
   Transfers between funds including guaranteed interest account, net..........    806,438       292,652        11,502,988
   Transfers for contract benefits and terminations............................    (81,958)      (12,286)          (28,188)
   Contract maintenance charges................................................       (392)           --            (2,518)
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in net assets from contractowner transactions........  3,332,110     1,672,839        55,863,356
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            --        10,000,000
                                                                                 ----------   ----------       -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,196,163     1,845,601        66,093,873

NET ASSETS -- BEGINNING OF PERIOD..............................................  1,845,601            --                --
                                                                                 ----------   ----------       -----------

NET ASSETS -- END OF PERIOD.................................................... $5,041,764    $1,845,601       $66,093,873
                                                                                 ==========   ==========       ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --             5,981
  Redeemed.....................................................................         --            --               (35)
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................         --            --             5,946
                                                                                 ==========   ==========       ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................        481           170                --
  Redeemed.....................................................................       (210)          (12)               --
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................        271           158                --
                                                                                 ==========   ==========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                EQ/ALLIANCEBERNSTEIN SMALL
                                                                                        CAP GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,799,447) $ (5,401,799)
  Net realized gain (loss) on investments......................................   26,784,309   (10,937,416)
  Change in unrealized appreciation (depreciation) of investments..............  (31,803,951)  121,150,323
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (11,819,089)  104,811,108
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,563,514     8,745,606
   Transfers between funds including guaranteed interest account, net..........    9,512,745    34,772,189
   Transfers for contract benefits and terminations............................  (31,701,606)  (21,517,303)
   Contract maintenance charges................................................   (5,886,946)   (4,570,443)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,512,293)   17,430,049
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,409        20,590
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (28,310,973)  122,261,747

NET ASSETS -- BEGINNING OF PERIOD..............................................  464,414,971   342,153,224
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $436,103,998  $464,414,971
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          266           202
  Redeemed.....................................................................         (176)          (34)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           90           168
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       16,215         5,853
  Redeemed.....................................................................      (17,288)       (4,953)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,073)          900
                                                                                ============  ============

                                                                                 EQ/AXA FRANKLIN SMALL CAP
                                                                                        VALUE CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,791,109) $ (1,437,540)
  Net realized gain (loss) on investments......................................    7,683,824     2,335,672
  Change in unrealized appreciation (depreciation) of investments..............  (21,073,127)   22,255,032
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (15,180,412)   23,153,164
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,018,166     7,605,922
   Transfers between funds including guaranteed interest account, net..........    7,678,227     7,982,897
   Transfers for contract benefits and terminations............................   (6,850,645)   (4,321,503)
   Contract maintenance charges................................................   (2,020,057)   (1,686,092)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,825,691     9,581,224
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (9,344,720)   32,734,388

NET ASSETS -- BEGINNING OF PERIOD..............................................  134,741,569   102,007,181
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $125,396,849  $134,741,569
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          192           121
  Redeemed.....................................................................         (131)          (12)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           61           109
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,970         4,561
  Redeemed.....................................................................       (8,439)       (3,705)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          531           856
                                                                                ============  ============

                                                                                 EQ/BLACKROCK BASIC VALUE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,692,781) $ (1,238,006)
  Net realized gain (loss) on investments......................................  (10,326,397)  (24,211,249)
  Change in unrealized appreciation (depreciation) of investments..............  (29,669,224)  107,145,393
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (41,688,402)   81,696,138
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   36,075,898    37,720,972
   Transfers between funds including guaranteed interest account, net..........   59,763,482    46,309,976
   Transfers for contract benefits and terminations............................  (51,303,512)  (40,757,628)
   Contract maintenance charges................................................  (11,132,799)   (9,928,004)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   33,403,069    33,345,316
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            16
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,275,332)  115,041,470

NET ASSETS -- BEGINNING OF PERIOD..............................................  860,552,937   745,511,467
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $852,277,605  $860,552,937
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        1,565         1,091
  Redeemed.....................................................................         (293)          (21)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,272         1,070
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       33,238         9,124
  Redeemed.....................................................................      (31,667)       (6,912)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,571         2,212
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQ/BOSTON ADVISORS EQUITY
                                                                                          INCOME*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    932,940  $  1,884,905
  Net realized gain (loss) on investments......................................   (3,120,323)  (13,445,593)
  Change in unrealized appreciation (depreciation) of investments..............   (1,073,746)   37,462,138
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (3,261,129)   25,901,450
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,389,298     9,028,539
   Transfers between funds including guaranteed interest account, net..........   10,537,773    10,108,616
   Transfers for contract benefits and terminations............................  (11,599,847)   (9,191,527)
   Contract maintenance charges................................................   (2,975,286)   (2,552,463)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    3,351,938     7,393,165
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................      100,808    33,294,615
NET ASSETS -- BEGINNING OF PERIOD..............................................  215,429,676   182,135,061
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $215,530,484  $215,429,676
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          209            86
  Redeemed.....................................................................          (65)           (9)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          144            77
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,266        10,933
  Redeemed.....................................................................      (30,975)       (8,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,291         2,285
                                                                                ============  ============

                                                                                   EQ/CALVERT SOCIALLY
                                                                                      RESPONSIBLE*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (504,530) $  (632,416)
  Net realized gain (loss) on investments......................................  (1,773,547)  (2,591,833)
  Change in unrealized appreciation (depreciation) of investments..............   1,597,626    7,974,772
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................    (680,451)   4,750,523
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     589,147      766,100
   Transfers between funds including guaranteed interest account, net..........  (1,016,516)  (1,524,027)
   Transfers for contract benefits and terminations............................  (2,835,178)  (2,149,040)
   Contract maintenance charges................................................    (621,741)    (616,504)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  (3,884,288)  (3,523,471)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  (4,564,739)   1,227,052
NET ASSETS -- BEGINNING OF PERIOD..............................................  46,907,835   45,680,783
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $42,343,096  $46,907,835
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       2,035          807
  Redeemed.....................................................................      (2,455)      (1,240)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................        (420)        (433)
                                                                                ===========  ===========

                                                                                    EQ/CAPITAL GUARDIAN
                                                                                         RESEARCH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,486,508) $ (6,039,987)
  Net realized gain (loss) on investments......................................    6,185,721    (9,628,458)
  Change in unrealized appreciation (depreciation) of investments..............   22,319,299   129,006,990
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   22,018,512   113,338,545
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    9,206,535    10,972,286
   Transfers between funds including guaranteed interest account, net..........  (21,779,441)  (32,703,851)
   Transfers for contract benefits and terminations............................  (67,411,532)  (58,486,215)
   Contract maintenance charges................................................  (10,363,376)  (10,117,724)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (90,347,814)  (90,335,504)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (68,329,302)   23,003,041
NET ASSETS -- BEGINNING OF PERIOD..............................................  905,290,541   882,287,500
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $836,961,239  $905,290,541
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           83            55
  Redeemed.....................................................................          (43)           (5)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           40            50
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,796         1,521
  Redeemed.....................................................................      (20,466)      (10,327)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (7,670)       (8,806)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                       EQ/COMMON STOCK INDEX*          EQ/CORE BOND INDEX*       EQ/DAVIS NEW YORK VENTURE*
                                     --------------------------  ------------------------------  --------------------------
                                         2011          2010           2011            2010           2011          2010
                                     ------------  ------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....... $ (1,532,209) $ (1,433,395) $    4,976,389  $    8,448,026  $ (4,081,019) $ (2,337,987)
 Net realized gain (loss) on
   investments......................   (4,649,482)  (23,550,500)    (16,567,702)    (27,611,329)   (6,002,278)  (14,273,215)
 Change in unrealized appreciation
   (depreciation) of investments....      330,310   126,777,315      48,809,618      62,747,112   (11,388,354)   49,500,530
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (decrease) in net
   assets from operations...........   (5,851,381)  101,793,420      37,218,305      43,583,809   (21,471,651)   32,889,328
                                     ------------  ------------  --------------  --------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from
    contractowners..................   12,712,181    15,442,258     111,986,676     112,195,063     9,928,339    10,689,753
   Transfers between funds
    including guaranteed interest
    account, net....................  (27,396,652)  (31,908,979)     (5,465,627)     19,349,652   (14,917,999)   (2,032,940)
   Transfers for contract benefits
    and terminations................  (55,053,208)  (47,102,983)    (76,852,744)    (74,192,447)  (15,860,219)  (14,213,298)
   Contract maintenance charges.....   (9,569,822)   (9,488,582)    (13,365,088)    (12,009,051)   (5,059,064)   (5,004,651)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in net
   assets from contractowner
   transactions.....................  (79,307,501)  (73,058,286)     16,303,217      45,343,217   (25,908,943)  (10,561,136)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in amount
   retained by AXA in Separate
   Account No. 49...................       36,205        39,999           9,998           3,576        10,000             1
                                     ------------  ------------  --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS...  (85,122,677)   28,775,133      53,531,520      88,930,602   (47,370,594)   22,328,193
NET ASSETS -- BEGINNING OF PERIOD...  804,897,564   776,122,431   1,103,062,951   1,014,132,349   361,365,590   339,037,397
                                     ------------  ------------  --------------  --------------  ------------  ------------

NET ASSETS -- END OF PERIOD......... $719,774,887  $804,897,564  $1,156,594,471  $1,103,062,951  $313,994,996  $361,365,590
                                     ============  ============  ==============  ==============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.............................          135           116              --              --           526           352
 Redeemed...........................          (62)          (23)             --              --          (146)           (4)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............           73            93              --              --           380           348
                                     ============  ============  ==============  ==============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.............................       21,603         1,839          57,102          24,443        12,475         4,670
 Redeemed...........................      (25,036)       (5,231)        (54,378)        (19,150)      (15,763)       (6,330)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............       (3,433)       (3,392)          2,724           5,293        (3,288)       (1,660)
                                     ============  ============  ==============  ==============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/EQUITY 500 INDEX*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      (65,577) $     (375,029)
  Net realized gain (loss) on investments......................................     (2,091,154)    (24,017,262)
  Change in unrealized appreciation (depreciation) of investments..............      4,577,530     164,923,811
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      2,420,799     140,531,520
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,766,804      28,693,199
   Transfers between funds including guaranteed interest account, net..........    (17,668,791)     16,276,515
   Transfers for contract benefits and terminations............................    (82,770,891)    (67,735,914)
   Contract maintenance charges................................................    (14,505,284)    (13,651,440)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,178,162)    (36,417,640)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         28,803          10,302
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    (88,728,560)    104,124,182
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,255,796,816   1,151,672,634
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,167,068,256  $1,255,796,816
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,059             543
  Redeemed.....................................................................           (404)            (45)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            655             498
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         31,679           9,328
  Redeemed.....................................................................        (37,023)        (11,078)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (5,344)         (1,750)
                                                                                ==============  ==============

                                                                                    EQ/EQUITY GROWTH PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (14,310,456) $  (14,559,688)
  Net realized gain (loss) on investments......................................       (463,731)    (22,200,303)
  Change in unrealized appreciation (depreciation) of investments..............    (70,046,530)    192,797,317
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (84,820,717)    156,037,326
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     14,626,874      16,093,932
   Transfers between funds including guaranteed interest account, net..........    (92,255,483)   (121,876,697)
   Transfers for contract benefits and terminations............................    (70,276,687)    (61,811,958)
   Contract maintenance charges................................................    (16,380,962)    (17,034,281)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (164,286,258)   (184,629,004)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (249,096,976)    (28,591,678)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,288,159,072   1,316,750,750
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,039,062,096  $1,288,159,072
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         36,790           1,277
  Redeemed.....................................................................        (48,662)        (16,247)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,872)        (14,970)
                                                                                ==============  ==============

                                                                                 EQ/FRANKLIN CORE BALANCED*
                                                                                ---------------------------
                                                                                    2011           2010
                                                                                ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 10,074,172  $   7,925,639
  Net realized gain (loss) on investments......................................  (15,041,372)   (48,297,438)
  Change in unrealized appreciation (depreciation) of investments..............   (2,954,998)    89,802,920
                                                                                ------------  -------------
  Net Increase (decrease) in net assets from operations........................   (7,922,198)    49,431,121
                                                                                ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,599,941      7,950,275
   Transfers between funds including guaranteed interest account, net..........   22,045,570    (71,437,251)
   Transfers for contract benefits and terminations............................  (33,668,075)   (28,627,392)
   Contract maintenance charges................................................   (8,190,732)    (8,243,350)
                                                                                ------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........  (13,213,296)  (100,357,718)
                                                                                ------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998             --
                                                                                ------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (21,125,496)   (50,926,597)
NET ASSETS -- BEGINNING OF PERIOD..............................................  546,123,131    597,049,728
                                                                                ------------  -------------

NET ASSETS -- END OF PERI OD................................................... $524,997,635  $ 546,123,131
                                                                                ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           58             63
  Redeemed.....................................................................          (27)            (1)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................           31             62
                                                                                ============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,104          4,879
  Redeemed.....................................................................      (25,513)       (15,898)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................       (1,409)       (11,019)
                                                                                ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/FRANKLIN TEMPLETON
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    3,536,178  $    6,157,195
  Net realized gain (loss) on investments......................................    (36,044,051)    (48,402,797)
  Change in unrealized appreciation (depreciation) of investments..............    (44,944,292)    152,079,246
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (77,452,165)    109,833,644
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,407,427      24,331,477
   Transfers between funds including guaranteed interest account, net..........    (18,077,940)    (18,954,035)
   Transfers for contract benefits and terminations............................    (71,339,688)    (59,358,724)
   Contract maintenance charges................................................    (19,381,347)    (18,909,604)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........    (85,391,548)    (72,890,886)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (162,843,713)     36,942,758
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,378,300,270   1,341,357,512
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,215,456,557  $1,378,300,270
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             76              43
  Redeemed.....................................................................            (27)             (3)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             49              40
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         42,013           9,195
  Redeemed.....................................................................        (52,781)        (19,113)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,768)         (9,918)
                                                                                ==============  ==============

                                                                                   EQ/GAMCO MERGERS AND
                                                                                       ACQUISITIONS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,636,762) $ (2,295,384)
  Net realized gain (loss) on investments......................................   10,006,864     4,547,741
  Change in unrealized appreciation (depreciation) of investments..............   (8,149,018)    9,750,229
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................     (778,916)   12,002,586
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,189,091     4,201,579
   Transfers between funds including guaranteed interest account, net..........   33,663,357    36,633,851
   Transfers for contract benefits and terminations............................   (9,729,307)   (7,181,754)
   Contract maintenance charges................................................   (2,913,749)   (2,260,010)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   25,209,392    31,393,666
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   24,440,476    43,396,252
NET ASSETS -- BEGINNING OF PERIOD..............................................  181,486,132   138,089,880
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $205,926,608  $181,486,132
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          286           166
  Redeemed.....................................................................          (89)           (3)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          197           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,720         5,493
  Redeemed.....................................................................      (10,902)       (3,036)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,818         2,457
                                                                                ============  ============

                                                                                  EQ/GAMCO SMALL COMPANY
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $(12,041,569) $ (7,670,386)
  Net realized gain (loss) on investments......................................   50,995,699     7,145,762
  Change in unrealized appreciation (depreciation) of investments..............  (83,945,249)  194,551,939
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (44,991,119)  194,027,315
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   30,656,830    23,512,644
   Transfers between funds including guaranteed interest account, net..........   11,114,182    74,286,097
   Transfers for contract benefits and terminations............................  (41,775,549)  (29,712,014)
   Contract maintenance charges................................................  (11,976,411)   (9,812,593)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  (11,980,948)   58,274,134
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (56,962,065)  252,301,449
NET ASSETS -- BEGINNING OF PERIOD..............................................  872,302,060   620,000,611
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $815,339,995  $872,302,060
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        2,020         1,283
  Redeemed.....................................................................         (402)          (50)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,618         1,233
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,118         4,836
  Redeemed.....................................................................      (16,128)       (3,679)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,010)        1,157
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/GLOBAL BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  9,391,657  $  6,411,792
  Net realized gain (loss) on investments......................................   (4,065,919)  (11,435,204)
  Change in unrealized appreciation (depreciation) of investments..............    8,494,958    24,553,768
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   13,820,696    19,530,356
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,805,717     8,242,445
   Transfers between funds including guaranteed interest account, net..........   53,793,222    62,114,094
   Transfers for contract benefits and terminations............................  (31,197,036)  (23,627,301)
   Contract maintenance charges................................................   (6,787,907)   (5,907,904)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   23,613,996    40,821,334
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       86,862      (104,316)
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   37,521,554    60,247,374
NET ASSETS -- BEGINNING OF PERIOD..............................................  474,479,427   414,232,053
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $512,000,981  $474,479,427
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          570           245
  Redeemed.....................................................................         (360)         (107)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          210           138
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       27,814        11,764
  Redeemed.....................................................................      (26,028)       (8,434)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,786         3,330
                                                                                ============  ============

                                                                                    EQ/GLOBAL MULTI-SECTOR
                                                                                            EQUITY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    2,313,839  $   (4,071,620)
  Net realized gain (loss) on investments......................................    (62,532,210)    (93,814,827)
  Change in unrealized appreciation (depreciation) of investments..............    (78,779,171)    195,853,821
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (138,997,542)     97,967,374
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     13,583,381      17,930,470
   Transfers between funds including guaranteed interest account, net..........    (80,264,970)    (43,139,517)
   Transfers for contract benefits and terminations............................    (56,943,878)    (51,708,000)
   Contract maintenance charges................................................    (14,496,142)    (15,496,696)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (138,121,609)    (92,413,746)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         25,002               3
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (277,094,149)      5,553,628
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,136,406,800   1,130,853,172
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  859,312,651  $1,136,406,800
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            189             192
  Redeemed.....................................................................            (59)            (20)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            130             172
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         25,512           5,663
  Redeemed.....................................................................        (32,404)        (10,964)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (6,892)         (5,301)
                                                                                ==============  ==============

                                                                                EQ/INTERMEDIATE GOVERNMENT
                                                                                        BOND INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,130,960) $   (950,110)
  Net realized gain (loss) on investments......................................    4,490,968        11,700
  Change in unrealized appreciation (depreciation) of investments..............   14,122,971    10,662,192
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   14,482,979     9,723,782
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   45,773,295    58,835,387
   Transfers between funds including guaranteed interest account, net..........   29,777,337   (14,557,934)
   Transfers for contract benefits and terminations............................  (29,568,007)  (27,784,102)
   Contract maintenance charges................................................   (4,679,431)   (4,338,587)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   41,303,194    12,154,764
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   55,796,173    21,878,546
NET ASSETS -- BEGINNING OF PERIOD..............................................  391,665,216   369,786,670
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $447,461,389  $391,665,216
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,027        15,689
  Redeemed.....................................................................      (25,461)      (13,481)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        4,566         2,208
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/INTERNATIONAL CORE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   8,945,111  $  2,336,295
  Net realized gain (loss) on investments......................................   (30,871,558)  (38,528,670)
  Change in unrealized appreciation (depreciation) of investments..............  (114,393,240)   90,147,494
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (136,319,687)   53,955,119
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    12,881,872    17,014,839
   Transfers between funds including guaranteed interest account, net..........    (1,101,636)   (5,643,923)
   Transfers for contract benefits and terminations............................   (43,918,690)  (38,198,114)
   Contract maintenance charges................................................    (9,587,667)   (9,621,790)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (41,726,121)  (36,448,988)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,961        21,998
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (178,027,847)   17,528,129
NET ASSETS -- BEGINNING OF PERIOD..............................................   786,848,640   769,320,511
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 608,820,793  $786,848,640
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           223           269
  Redeemed.....................................................................          (145)          (80)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            78           189
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,256         5,530
  Redeemed.....................................................................       (22,482)       (8,709)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,226)       (3,179)
                                                                                =============  ============

                                                                                EQ/INTERNATIONAL EQUITY INDEX*
                                                                                -----------------------------
                                                                                     2011           2010
                                                                                -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   7,993,671   $  4,998,147
  Net realized gain (loss) on investments......................................   (64,998,237)   (75,518,603)
  Change in unrealized appreciation (depreciation) of investments..............   (25,254,165)    91,853,963
                                                                                -------------   ------------
  Net Increase (decrease) in net assets from operations........................   (82,258,731)    21,333,507
                                                                                -------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    10,146,413     13,350,290
   Transfers between funds including guaranteed interest account, net..........   (24,651,154)   (32,985,851)
   Transfers for contract benefits and terminations............................   (35,162,957)   (31,609,278)
   Contract maintenance charges................................................    (8,795,508)    (9,184,793)
                                                                                -------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........   (58,463,206)   (60,429,632)
                                                                                -------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002             --
                                                                                -------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (140,711,935)   (39,096,125)
NET ASSETS -- BEGINNING OF PERIOD..............................................   664,656,308    703,752,433
                                                                                -------------   ------------
NET ASSETS -- END OF PERIOD.................................................... $ 523,944,373   $664,656,308
                                                                                =============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           128            106
  Redeemed.....................................................................           (46)            (4)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................            82            102
                                                                                =============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        25,807         (4,302)
  Redeemed.....................................................................       (30,577)        (9,558)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................        (4,770)        (5,256)
                                                                                =============   ============

                                                                                 EQ/INTERNATIONAL ETF*
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   75,568  $   53,285
  Net realized gain (loss) on investments......................................    145,066      77,869
  Change in unrealized appreciation (depreciation) of investments..............   (868,083)    137,277
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (647,449)    268,431
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    946,520     941,249
   Transfers between funds including guaranteed interest account, net..........    429,559     301,281
   Transfers for contract benefits and terminations............................    (43,523)    (29,518)
   Contract maintenance charges................................................       (288)         --
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,332,268   1,213,012
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.     10,001          --
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................    694,820   1,481,443
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,466,280   1,984,837
                                                                                ----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $4,161,100  $3,466,280
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        226         137
  Redeemed.....................................................................       (100)        (12)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        126         125
                                                                                ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................         --          --
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                EQ/INTERNATIONAL VALUE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   3,055,103  $ (4,996,923)
  Net realized gain (loss) on investments......................................   (42,789,971)  (46,214,094)
  Change in unrealized appreciation (depreciation) of investments..............   (78,839,087)   79,693,302
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (118,573,955)   28,482,285
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    11,109,488    19,881,418
   Transfers between funds including guaranteed interest account, net..........   (30,008,576)   (2,706,603)
   Transfers for contract benefits and terminations............................   (40,740,419)  (39,464,023)
   Contract maintenance charges................................................    (8,507,720)   (8,865,559)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (68,147,227)  (31,154,767)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,727        12,971
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (186,703,455)   (2,659,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................   740,643,364   743,302,875
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 553,939,909  $740,643,364
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           207           411
  Redeemed.....................................................................          (144)         (121)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            63           290
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,960         5,876
  Redeemed.....................................................................       (24,276)       (8,184)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (4,316)       (2,308)
                                                                                =============  ============

                                                                                     EQ/JPMORGAN VALUE
                                                                                      OPPORTUNITIES*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,090,151) $   (330,695)
  Net realized gain (loss) on investments......................................   (7,541,764)  (15,337,191)
  Change in unrealized appreciation (depreciation) of investments..............   (9,451,943)   42,809,362
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,083,858)   27,141,476
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,270,814     9,000,248
   Transfers between funds including guaranteed interest account, net..........   (3,578,944)    9,752,342
   Transfers for contract benefits and terminations............................  (21,464,787)  (20,411,208)
   Contract maintenance charges................................................   (2,630,337)   (2,524,569)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,403,254)   (4,183,187)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (39,477,111)   22,958,289
NET ASSETS -- BEGINNING OF PERIOD..............................................  281,296,552   258,338,263
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $241,819,441  $281,296,552
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          275           173
  Redeemed.....................................................................         (172)          (10)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          103           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        6,058         4,040
  Redeemed.....................................................................       (7,853)       (4,472)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,795)         (432)
                                                                                ============  ============

                                                                                  EQ/LARGE CAP CORE PLUS
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (649,541) $   (703,941)
  Net realized gain (loss) on investments......................................    1,025,758     5,950,445
  Change in unrealized appreciation (depreciation) of investments..............   (8,429,082)   12,483,696
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (8,052,865)   17,730,200
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,547,113     3,378,773
   Transfers between funds including guaranteed interest account, net..........   (3,403,052)   (1,379,102)
   Transfers for contract benefits and terminations............................  (14,023,825)  (13,141,839)
   Contract maintenance charges................................................   (1,539,500)   (1,507,734)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,419,264)  (12,649,902)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (24,462,129)    5,080,298
NET ASSETS -- BEGINNING OF PERIOD..............................................  158,869,799   153,789,501
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $134,407,670  $158,869,799
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        2,871         1,377
  Redeemed.....................................................................       (4,565)       (2,891)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,694)       (1,514)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/LARGE CAP GROWTH INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,998,695) $ (1,599,272)
  Net realized gain (loss) on investments......................................   13,613,801     4,081,061
  Change in unrealized appreciation (depreciation) of investments..............   (8,197,628)   39,038,701
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    3,417,478    41,520,490
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,895,512     8,708,376
   Transfers between funds including guaranteed interest account, net..........   10,892,275    (7,012,053)
   Transfers for contract benefits and terminations............................  (25,590,200)  (22,541,290)
   Contract maintenance charges................................................   (3,848,166)   (3,501,836)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (11,650,579)  (24,346,803)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,223,099)   17,173,687
NET ASSETS -- BEGINNING OF PERIOD..............................................  334,425,287   317,251,600
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD                                                     $326,202,188  $334,425,287
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          258           183
  Redeemed.....................................................................          (93)          (28)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          165           155
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       14,404         4,253
  Redeemed.....................................................................      (16,284)       (7,903)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,880)       (3,650)
                                                                                ============  ============

                                                                                EQ/LARGE CAP GROWTH PLUS* (F)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,196,298)  $ (2,665,001)
  Net realized gain (loss) on investments......................................    4,638,185     (2,058,115)
  Change in unrealized appreciation (depreciation) of investments..............  (29,171,977)    34,373,610
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (28,730,090)    29,650,494
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,754,849      6,983,905
   Transfers between funds including guaranteed interest account, net..........  301,140,982     (8,881,962)
   Transfers for contract benefits and terminations............................  (29,312,087)   (15,689,813)
   Contract maintenance charges................................................   (5,327,835)    (2,688,173)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  274,255,909    (20,276,043)
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  245,535,819      9,374,451
NET ASSETS -- BEGINNING OF PERIOD..............................................  262,049,451    252,675,000
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $507,585,270   $262,049,451
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          193             93
  Redeemed.....................................................................         (102)           (14)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           91             79
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,813          1,929
  Redeemed.....................................................................      (13,596)        (3,524)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       19,217         (1,595)
                                                                                ============   ============

                                                                                EQ/LARGE CAP VALUE INDEX* (G)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    603,316   $     57,450
  Net realized gain (loss) on investments......................................  (22,677,009)   (17,662,023)
  Change in unrealized appreciation (depreciation) of investments..............   23,174,305     31,190,003
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................    1,100,612     13,585,430
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,604,817      4,653,486
   Transfers between funds including guaranteed interest account, net..........  144,598,466      5,143,141
   Transfers for contract benefits and terminations............................  (11,769,742)    (4,978,531)
   Contract maintenance charges................................................   (3,224,606)    (1,671,559)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  134,208,935      3,146,537
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  135,319,544     16,731,967
NET ASSETS -- BEGINNING OF PERIOD..............................................  120,935,629    104,203,662
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $256,255,173   $120,935,629
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          157             93
  Redeemed.....................................................................          (84)           (11)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           73             82
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       47,469          4,665
  Redeemed.....................................................................      (23,761)        (4,280)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       23,708            385
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/LARGE CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (3,722,698) $   (3,572,302)
  Net realized gain (loss) on investments......................................    (65,119,242)    (79,295,631)
  Change in unrealized appreciation (depreciation) of investments..............      1,633,641     201,532,934
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (67,208,299)    118,665,001
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     12,228,570      14,109,750
   Transfers between funds including guaranteed interest account, net..........    (49,004,609)    (57,748,572)
   Transfers for contract benefits and terminations............................    (77,866,151)    (72,783,534)
   Contract maintenance charges................................................    (13,839,555)    (14,517,732)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (128,481,745)   (130,940,088)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (195,680,045)    (12,275,087)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,168,874,647   1,181,149,734
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  973,194,602  $1,168,874,647
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             92             104
  Redeemed.....................................................................            (77)             (2)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             15             102
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         39,282           1,260
  Redeemed.....................................................................        (50,515)        (13,798)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,233)        (12,538)
                                                                                ==============  ==============

                                                                                 EQ/LORD ABBETT LARGE CAP
                                                                                           CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,555,827) $ (1,829,718)
  Net realized gain (loss) on investments......................................   12,278,772       764,286
  Change in unrealized appreciation (depreciation) of investments..............  (31,951,329)   21,860,374
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (21,228,384)   20,794,942
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,393,877     7,190,672
   Transfers between funds including guaranteed interest account, net..........   12,373,566    18,698,798
   Transfers for contract benefits and terminations............................  (10,231,541)   (7,562,569)
   Contract maintenance charges................................................   (2,836,483)   (2,345,017)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,699,419    15,981,884
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (15,528,965)   36,776,826
NET ASSETS -- BEGINNING OF PERIOD..............................................  191,944,843   155,168,017
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $176,415,878  $191,944,843
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,159         5,493
  Redeemed.....................................................................      (11,849)       (4,032)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          310         1,461
                                                                                ============  ============

                                                                                EQ/MFS INTERNATIONAL GROWTH*
                                                                                --------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,156,841)  $ (1,539,936)
  Net realized gain (loss) on investments......................................   14,735,157    (12,960,436)
  Change in unrealized appreciation (depreciation) of investments..............  (57,122,173)    54,538,719
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (45,543,857)    40,038,347
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   10,962,807     12,615,167
   Transfers between funds including guaranteed interest account, net..........   11,540,240     70,815,470
   Transfers for contract benefits and terminations............................  (17,926,168)   (12,777,936)
   Contract maintenance charges................................................   (5,444,863)    (4,359,648)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........     (867,984)    66,293,053
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (46,401,841)   106,331,400
NET ASSETS -- BEGINNING OF PERIOD..............................................  378,499,268    272,167,868
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD.................................................... $332,097,427   $378,499,268
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          362            270
  Redeemed.....................................................................         (154)          (144)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          208            126
                                                                                ============   ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,469         11,475
  Redeemed.....................................................................      (18,267)        (5,927)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          202          5,548
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MID CAP INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,935,610) $ (4,804,345)
  Net realized gain (loss) on investments......................................  (26,940,767)  (53,827,554)
  Change in unrealized appreciation (depreciation) of investments..............    8,939,264   203,223,970
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,937,113)  144,592,071
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,576,104    13,019,432
   Transfers between funds including guaranteed interest account, net..........  (32,034,388)  (31,800,373)
   Transfers for contract benefits and terminations............................  (44,019,394)  (34,995,676)
   Contract maintenance charges................................................   (9,379,343)   (8,962,624)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (73,857,021)  (62,739,241)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       37,783        53,718
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,756,351)   81,906,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  734,556,931   652,650,383
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $636,800,580  $734,556,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          302           211
  Redeemed.....................................................................         (185)          (26)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          117           185
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       26,078         4,368
  Redeemed.....................................................................      (32,152)      (10,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (6,074)       (6,280)
                                                                                ============  ============

                                                                                    EQ/MID CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (6,510,644) $   (5,227,522)
  Net realized gain (loss) on investments......................................    (57,064,876)   (124,431,143)
  Change in unrealized appreciation (depreciation) of investments..............    (45,450,648)    332,475,742
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (109,026,168)    202,817,077
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     11,279,012      15,635,307
   Transfers between funds including guaranteed interest account, net..........    (59,373,885)   (109,598,303)
   Transfers for contract benefits and terminations............................    (64,888,459)    (59,654,561)
   Contract maintenance charges................................................    (14,303,820)    (15,073,590)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (127,287,152)   (168,691,147)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,997              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (236,303,323)     34,125,930
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,137,023,786   1,102,897,856
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  900,720,463  $1,137,023,786
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             66              34
  Redeemed.....................................................................            (36)             (9)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             30              25
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         30,477           2,106
  Redeemed.....................................................................        (38,944)        (14,942)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (8,467)        (12,836)
                                                                                ==============  ==============

                                                                                      EQ/MONEY MARKET*
                                                                                ----------------------------
                                                                                     2011           2010
                                                                                -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (9,640,902) $ (11,461,435)
  Net realized gain (loss) on investments......................................        (5,664)       (34,619)
  Change in unrealized appreciation (depreciation) of investments..............       (82,757)        93,700
                                                                                -------------  -------------
  Net Increase (decrease) in net assets from operations........................    (9,729,323)   (11,402,354)
                                                                                -------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   600,679,674    211,662,332
   Transfers between funds including guaranteed interest account, net..........  (347,945,831)  (251,321,649)
   Transfers for contract benefits and terminations............................  (207,112,460)  (206,937,596)
   Contract maintenance charges................................................    (7,404,516)    (8,713,003)
                                                                                -------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........    38,216,867   (255,309,916)
                                                                                -------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.            --             --
                                                                                -------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,487,544   (266,712,270)
NET ASSETS -- BEGINNING OF PERIOD..............................................   674,962,535    941,674,805
                                                                                -------------  -------------

NET ASSETS -- END OF PERIOD.................................................... $ 703,450,079  $ 674,962,535
                                                                                =============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         9,796             --
  Redeemed.....................................................................        (7,068)            --
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................         2,728             --
                                                                                =============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       513,586         94,244
  Redeemed.....................................................................      (493,238)       (90,015)
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................        20,348          4,229
                                                                                =============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/MONTAG & CALDWELL
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,554,482) $ (1,562,532)
  Net realized gain (loss) on investments......................................    4,604,786    (3,832,437)
  Change in unrealized appreciation (depreciation) of investments..............     (729,842)   15,990,596
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    2,320,462    10,595,627
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,696,079     6,424,399
   Transfers between funds including guaranteed interest account, net..........   (9,974,453)   (5,491,466)
   Transfers for contract benefits and terminations............................   (7,940,812)   (7,731,372)
   Contract maintenance charges................................................   (2,213,752)   (2,398,972)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (15,432,938)   (9,197,411)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (13,112,476)    1,398,216
NET ASSETS -- BEGINNING OF PERIOD..............................................  174,190,074   172,791,858
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $161,077,598  $174,190,074
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          366           477
  Redeemed.....................................................................         (159)          (20)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          207           457
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       23,686         6,962
  Redeemed.....................................................................      (26,946)      (10,137)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,260)       (3,175)
                                                                                ============  ============

                                                                                 EQ/MORGAN STANLEY MID CAP
                                                                                          GROWTH*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,901,567) $ (6,483,463)
  Net realized gain (loss) on investments......................................    81,527,114     2,139,710
  Change in unrealized appreciation (depreciation) of investments..............  (132,852,052)  134,660,911
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (59,226,505)  130,317,158
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    22,203,213    19,088,458
   Transfers between funds including guaranteed interest account, net..........    37,863,905    88,611,674
   Transfers for contract benefits and terminations............................   (35,091,888)  (23,291,011)
   Contract maintenance charges................................................    (9,199,344)   (6,757,222)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    15,775,886    77,651,899
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,000            --
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (43,440,619)  207,969,057
NET ASSETS -- BEGINNING OF PERIOD..............................................   614,424,419   406,455,362
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 570,983,800  $614,424,419
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         1,011           590
  Redeemed.....................................................................          (285)         (137)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           726           453
                                                                                =============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        23,875        11,688
  Redeemed.....................................................................       (23,657)       (7,010)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           218         4,678
                                                                                =============  ============

                                                                                EQ/MUTUAL LARGE CAP EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,309,262) $    686,220
  Net realized gain (loss) on investments......................................   (9,527,288)  (15,707,826)
  Change in unrealized appreciation (depreciation) of investments..............   (1,353,986)   36,768,566
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,190,536)   21,746,960
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,771,916     3,479,102
   Transfers between funds including guaranteed interest account, net..........  (12,739,768)  (18,211,997)
   Transfers for contract benefits and terminations............................  (11,427,620)  (10,895,006)
   Contract maintenance charges................................................   (3,466,743)   (3,624,570)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (24,862,215)  (29,252,471)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (37,042,753)   (7,505,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................  231,049,778   238,555,289
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $194,007,025  $231,049,778
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           51            48
  Redeemed.....................................................................          (21)           (1)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           30            47
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        5,870         1,203
  Redeemed.....................................................................       (8,716)       (4,866)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,846)       (3,663)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/OPPENHEIMER GLOBAL*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,046,135) $ (1,594,990)
  Net realized gain (loss) on investments......................................    6,265,079    (5,794,188)
  Change in unrealized appreciation (depreciation) of investments..............  (37,740,991)   31,989,119
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (33,522,047)   24,599,941
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   14,420,197    13,281,583
   Transfers between funds including guaranteed interest account, net..........   72,762,469    55,292,392
   Transfers for contract benefits and terminations............................  (14,183,966)   (8,293,582)
   Contract maintenance charges................................................   (4,237,300)   (2,762,472)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   68,761,400    57,517,921
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --             3
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   35,239,353    82,117,865
NET ASSETS -- BEGINNING OF PERIOD..............................................  245,178,138   163,060,273
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $280,417,491  $245,178,138
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          616           306
  Redeemed.....................................................................         (162)          (43)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          454           263
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       20,642        10,580
  Redeemed.....................................................................      (14,797)       (5,120)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        5,845         5,460
                                                                                ============  ============

                                                                                  EQ/PIMCO ULTRA SHORT BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,081,290) $  (16,660,452)
  Net realized gain (loss) on investments......................................    (12,969,821)    (32,817,732)
  Change in unrealized appreciation (depreciation) of investments..............      4,551,855      40,441,026
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (20,499,256)     (9,037,158)
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     20,474,715      35,647,672
   Transfers between funds including guaranteed interest account, net..........    (22,097,758)    (36,975,938)
   Transfers for contract benefits and terminations............................    (85,324,057)    (90,378,169)
   Contract maintenance charges................................................    (17,335,189)    (19,746,167)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (104,282,289)   (111,452,602)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (124,771,545)   (120,489,760)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,294,765,559   1,415,255,319
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $1,169,994,014  $1,294,765,559
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,678           1,539
  Redeemed.....................................................................         (1,167)           (209)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            511           1,330
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         70,846          32,281
  Redeemed.....................................................................        (81,152)        (43,958)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,306)        (11,677)
                                                                                ==============  ==============

                                                                                   EQ/QUALITY BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  4,645,854  $ 52,128,835
  Net realized gain (loss) on investments......................................  (12,266,119)   (6,003,038)
  Change in unrealized appreciation (depreciation) of investments..............    6,355,955   (19,985,136)
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (1,264,310)   26,140,661
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   24,754,700    34,150,025
   Transfers between funds including guaranteed interest account, net..........  (24,697,967)   (9,692,627)
   Transfers for contract benefits and terminations............................  (37,001,498)  (36,306,894)
   Contract maintenance charges................................................   (7,141,775)   (7,338,590)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (44,086,540)  (19,188,086)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (45,350,850)    6,952,575
NET ASSETS -- BEGINNING OF PERIOD..............................................  565,295,738   558,343,163
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $519,944,888  $565,295,738
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,213        11,067
  Redeemed.....................................................................      (27,455)      (12,329)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,242)       (1,262)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                  EQ/SMALL COMPANY INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,846,725) $ (2,260,703)
  Net realized gain (loss) on investments......................................   33,177,772   (24,935,414)
  Change in unrealized appreciation (depreciation) of investments..............  (54,463,263)  125,792,660
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,132,216)   98,596,543
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,372,509    14,071,255
   Transfers between funds including guaranteed interest account, net..........  (24,868,278)  (17,676,567)
   Transfers for contract benefits and terminations............................  (26,000,265)  (20,362,790)
   Contract maintenance charges................................................   (6,387,779)   (5,991,684)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (45,883,813)  (29,959,786)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (71,006,029)   68,636,757
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,784,233   440,147,476
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $437,778,204  $508,784,233
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          216           214
  Redeemed.....................................................................         (137)          (22)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           79           192
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,949         4,584
  Redeemed.....................................................................      (19,036)       (7,147)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,087)       (2,563)
                                                                                ============  ============

                                                                                  EQ/T. ROWE PRICE GROWTH
                                                                                          STOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,118,796) $ (4,924,523)
  Net realized gain (loss) on investments......................................    5,162,523    (2,732,322)
  Change in unrealized appreciation (depreciation) of investments..............  (13,360,596)   56,083,078
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (14,316,869)   48,426,233
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   18,172,867    21,494,187
   Transfers between funds including guaranteed interest account, net..........   20,930,830    41,257,431
   Transfers for contract benefits and terminations............................  (25,928,337)  (17,689,907)
   Contract maintenance charges................................................   (5,404,524)   (4,308,822)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    7,770,836    40,752,889
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (6,536,036)   89,179,122
NET ASSETS -- BEGINNING OF PERIOD..............................................  402,261,538   313,082,416
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $395,725,502  $402,261,538
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          639           567
  Redeemed.....................................................................         (193)         (127)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          446           440
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,034         8,662
  Redeemed.....................................................................      (17,255)       (4,967)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          779         3,695
                                                                                ============  ============

                                                                                EQ/TEMPLETON GLOBAL EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    513,489  $    (58,709)
  Net realized gain (loss) on investments......................................   (7,277,283)  (11,950,986)
  Change in unrealized appreciation (depreciation) of investments..............  (11,497,469)   23,739,286
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,261,263)   11,729,591
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,788,966     6,851,036
   Transfers between funds including guaranteed interest account, net..........    2,727,929     3,687,608
   Transfers for contract benefits and terminations............................  (10,543,828)   (8,887,410)
   Contract maintenance charges................................................   (2,983,239)   (2,856,263)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (5,010,172)   (1,205,029)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (23,261,437)   10,524,562
NET ASSETS -- BEGINNING OF PERIOD..............................................  194,226,931   183,702,369
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $170,965,494  $194,226,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          110           105
  Redeemed.....................................................................          (53)          (18)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           57            87
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,107         3,697
  Redeemed.....................................................................       (8,761)       (3,946)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (654)         (249)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                 EQ/UBS GROWTH & INCOME*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (470,528) $  (494,021)
  Net realized gain (loss) on investments......................................    (238,060)  (2,127,239)
  Change in unrealized appreciation (depreciation) of investments..............  (2,235,090)   9,628,253
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (2,943,678)   7,006,993
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   3,138,369    4,282,687
   Transfers between funds including guaranteed interest account, net..........   4,644,067     (980,741)
   Transfers for contract benefits and terminations............................  (3,421,163)  (3,187,709)
   Contract maintenance charges................................................    (978,710)    (892,945)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   3,382,563     (778,708)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................     438,885    6,228,285
NET ASSETS -- BEGINNING OF PERIOD..............................................  70,027,353   63,799,068
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $70,466,238  $70,027,353
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.......................................................................      13,292        5,058
  Redeemed.....................................................................     (12,396)      (4,631)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................         896          427
                                                                                ===========  ===========

                                                                                  EQ/VAN KAMPEN COMSTOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (305,108) $   (540,884)
  Net realized gain (loss) on investments......................................   (2,981,340)   (9,464,917)
  Change in unrealized appreciation (depreciation) of investments..............   (6,069,576)   37,945,921
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (9,356,024)   27,940,120
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,376,414     5,581,392
   Transfers between funds including guaranteed interest account, net..........   22,589,584       556,523
   Transfers for contract benefits and terminations............................  (14,848,024)  (11,285,117)
   Contract maintenance charges................................................   (3,662,957)   (3,263,131)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    9,455,017    (8,410,333)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................       98,993    19,529,787
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,921,317   219,391,530
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $239,020,310  $238,921,317
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          101            87
  Redeemed.....................................................................          (42)           (4)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           59            83
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        9,637         2,566
  Redeemed.....................................................................       (8,851)       (3,651)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          786        (1,085)
                                                                                ============  ============

                                                                                   EQ/WELLS FARGO OMEGA
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (7,144,859) $ (4,851,626)
  Net realized gain (loss) on investments......................................   28,323,596    13,444,641
  Change in unrealized appreciation (depreciation) of investments..............  (63,334,553)   44,175,021
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,155,816)   52,768,036
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   22,576,367    17,657,805
   Transfers between funds including guaranteed interest account, net..........  133,274,686    67,388,141
   Transfers for contract benefits and terminations............................  (24,897,217)  (15,511,156)
   Contract maintenance charges................................................   (6,762,743)   (4,493,713)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  124,191,093    65,041,077
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,001         9,999
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   82,055,278   117,819,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  413,264,821   295,445,709
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $495,320,099  $413,264,821
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,146        11,345
  Redeemed.....................................................................      (20,894)       (5,945)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        9,252         5,400
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FIDELITY(R) VIP ASSET MANAGER:
                                                                                  GROWTH PORTFOLIO
                                                                                -----------------------------
                                                                                   2011           2010
                                                                                  ---------       --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (628)      $   (450)
  Net realized gain (loss) on investments......................................    45,162          8,181
  Change in unrealized appreciation (depreciation) of investments..............  (112,308)        56,550
                                                                                  ---------       --------
  Net Increase (decrease) in net assets from operations........................   (67,774)        64,281
                                                                                  ---------       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   353,207        535,368
   Transfers between funds including guaranteed interest account, net..........  (198,188)       181,064
   Transfers for contract benefits and terminations............................   (58,291)        (8,186)
   Contract maintenance charges................................................      (134)            --
                                                                                  ---------       --------
  Net increase (decrease) in net assets from contractowner transactions........    96,594        708,246
                                                                                  ---------       --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        (8)            33
                                                                                  ---------       --------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,812        772,560
NET ASSETS -- BEGINNING OF PERIOD..............................................   772,560             --
                                                                                  ---------       --------

NET ASSETS -- END OF PERIOD.................................................... $ 801,372       $772,560
                                                                                  =========       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................        76            119
  Redeemed.....................................................................       (68)           (53)
                                                                                  ---------       --------
  Net Increase (Decrease)......................................................         8             66
                                                                                  =========       ========

                                                                                                              FIDELITY(R) VIP
                                                                                FIDELITY(R) VIP CONTRAFUND(R)  FREEDOM 2015
                                                                                        PORTFOLIO              PORTFOLIO (C)
                                                                                ----------------------------  ---------------
                                                                                    2011           2010            2011
                                                                                 -----------    -----------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (85,297)   $    23,873       $  4,114
  Net realized gain (loss) on investments......................................     225,994         41,815         (6,564)
  Change in unrealized appreciation (depreciation) of investments..............  (1,214,510)     1,304,990        (16,617)
                                                                                 -----------    -----------      --------
  Net Increase (decrease) in net assets from operations........................  (1,073,813)     1,370,678        (19,067)
                                                                                 -----------    -----------      --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,726,196      9,917,768        464,113
   Transfers between funds including guaranteed interest account, net..........     511,060      1,377,266          7,837
   Transfers for contract benefits and terminations............................    (658,234)      (101,238)       (11,244)
   Contract maintenance charges................................................      (1,969)            (6)            --
                                                                                 -----------    -----------      --------
  Net increase (decrease) in net assets from contractowner transactions........  11,577,053     11,193,790        460,706
                                                                                 -----------    -----------      --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         14,997              8
                                                                                 -----------    -----------      --------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,503,240     12,579,465        441,647
NET ASSETS -- BEGINNING OF PERIOD..............................................  12,597,028         17,563             --
                                                                                 -----------    -----------      --------

NET ASSETS -- END OF PERIOD.................................................... $23,100,268    $12,597,028       $441,647
                                                                                 ===========    ===========      ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,364          1,092             89
  Redeemed.....................................................................        (400)           (41)           (43)
                                                                                 -----------    -----------      --------
  Net Increase (Decrease)......................................................         964          1,051             46
                                                                                 ===========    ===========      ========

                                                                                FIDELITY(R) VIP
                                                                                 FREEDOM 2020
                                                                                 PORTFOLIO (C)
                                                                                ---------------
                                                                                     2011
                                                                                ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  6,754
  Net realized gain (loss) on investments......................................       1,618
  Change in unrealized appreciation (depreciation) of investments..............     (21,546)
                                                                                   --------
  Net Increase (decrease) in net assets from operations........................     (13,174)
                                                                                   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     318,411
   Transfers between funds including guaranteed interest account, net..........     149,322
   Transfers for contract benefits and terminations............................          --
   Contract maintenance charges................................................          --
                                                                                   --------
  Net increase (decrease) in net assets from contractowner transactions........     467,733
                                                                                   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          13
                                                                                   --------

INCREASE (DECREASE) IN NET ASSETS..............................................     454,572
NET ASSETS -- BEGINNING OF PERIOD..............................................          --
                                                                                   --------

NET ASSETS -- END OF PERIOD....................................................    $454,572
                                                                                   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          60
  Redeemed.....................................................................         (12)
                                                                                   --------
  Net Increase (Decrease)......................................................          48
                                                                                   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                FIDELITY(R) VIP FIDELITY(R) VIP
                                                                                 FREEDOM 2025    FREEDOM 2030
                                                                                 PORTFOLIO (C)   PORTFOLIO (C)
                                                                                --------------- ---------------
                                                                                     2011            2011
                                                                                --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  1,731        $  2,265
  Net realized gain (loss) on investments......................................          68             308
  Change in unrealized appreciation (depreciation) of investments..............      (3,736)         (9,714)
                                                                                   --------        --------
  Net Increase (decrease) in net assets from operations........................      (1,937)         (7,141)
                                                                                   --------        --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     115,932         247,354
   Transfers between funds including guaranteed interest account, net..........       4,999         (72,596)
   Transfers for contract benefits and terminations............................        (900)             --
   Contract maintenance charges................................................          --              --
                                                                                   --------        --------
  Net increase (decrease) in net assets from contractowner transactions........     120,031         174,758
                                                                                   --------        --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --               5
                                                                                   --------        --------

INCREASE (DECREASE) IN NET ASSETS..............................................     118,094         167,622
NET ASSETS -- BEGINNING OF PERIOD..............................................          --              --
                                                                                   --------        --------

NET ASSETS -- END OF PERIOD....................................................    $118,094        $167,622
                                                                                   ========        ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          19              24
  Redeemed.....................................................................          (6)             (6)
                                                                                   --------        --------
  Net Increase (Decrease)......................................................          13              18
                                                                                   ========        ========


                                                                                FIDELITY(R) VIP MID CAP PORTFOLIO
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                  -----------       ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (122,961)      $  (18,324)
  Net realized gain (loss) on investments......................................     175,144           25,950
  Change in unrealized appreciation (depreciation) of investments..............  (1,409,604)         519,941
                                                                                  -----------       ----------
  Net Increase (decrease) in net assets from operations........................  (1,357,421)         527,567
                                                                                  -----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,970,724        4,151,129
   Transfers between funds including guaranteed interest account, net..........     324,719          770,481
   Transfers for contract benefits and terminations............................    (242,766)         (76,216)
   Contract maintenance charges................................................        (850)              (2)
                                                                                  -----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,051,827        4,845,392
                                                                                  -----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           10,000
                                                                                  -----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   4,694,406        5,382,959
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,388,840            5,881
                                                                                  -----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $10,083,246       $5,388,840
                                                                                  ===========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................         679              437
  Redeemed.....................................................................        (206)             (21)
                                                                                  -----------       ----------
  Net Increase (Decrease)......................................................         473              416
                                                                                  ===========       ==========

                                                                                FIDELITY(R) VIP STRATEGIC INCOME
                                                                                       PORTFOLIO
                                                                                -------------------------------
                                                                                    2011            2010
                                                                                  -----------      ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   486,528      $  235,780
  Net realized gain (loss) on investments......................................     343,679         163,162
  Change in unrealized appreciation (depreciation) of investments..............    (609,688)       (218,791)
                                                                                  -----------      ----------
  Net Increase (decrease) in net assets from operations........................     220,519         180,151
                                                                                  -----------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   8,082,716       5,996,892
   Transfers between funds including guaranteed interest account, net..........   2,138,521         726,700
   Transfers for contract benefits and terminations............................    (387,085)        (56,385)
   Contract maintenance charges................................................        (865)             (4)
                                                                                  -----------      ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,833,287       6,667,203
                                                                                  -----------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         496             205
                                                                                  -----------      ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,054,302       6,847,559
NET ASSETS -- BEGINNING OF PERIOD..............................................   6,870,632          23,073
                                                                                  -----------      ----------

NET ASSETS -- END OF PERIOD.................................................... $16,924,934      $6,870,632
                                                                                  ===========      ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,198             658
  Redeemed.....................................................................        (317)            (29)
                                                                                  -----------      ----------
  Net Increase (Decrease)......................................................         881             629
                                                                                  ===========      ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FRANKLIN INCOME SECURITIES
                                                                                       FUND (A)
                                                                                -------------------------
                                                                                   2011          2010
                                                                                 ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  224,231    $   14,976
  Net realized gain (loss) on investments......................................     23,069        (2,591)
  Change in unrealized appreciation (depreciation) of investments..............   (324,383)      158,862
                                                                                 ----------   ----------
  Net Increase (decrease) in net assets from operations........................    (77,083)      171,247
                                                                                 ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,497,516     2,662,103
   Transfers between funds including guaranteed interest account, net..........    367,228       992,400
   Transfers for contract benefits and terminations............................   (288,187)      (11,054)
   Contract mainten............................................................
   ance charges................................................................       (264)           --
                                                                                 ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,576,293     3,643,449
                                                                                 ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --           298
                                                                                 ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,499,210     3,814,994
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,814,994            --
                                                                                 ----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $6,314,204    $3,814,994
                                                                                 ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        561           358
  Redeemed.....................................................................       (336)           (6)
                                                                                 ----------   ----------
  Net Increase (Decrease)......................................................        225           352
                                                                                 ==========   ==========

                                                                                                          FRANKLIN TEMPLETON VIP
                                                                                FRANKLIN STRATEGIC INCOME     FOUNDING FUNDS
                                                                                    SECURITIES FUND         ALLOCATION FUND (A)
                                                                                -----------------------   ----------------------
                                                                                    2011         2010        2011        2010
                                                                                -----------   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   357,318   $   46,154  $  (20,788) $   15,184
  Net realized gain (loss) on investments......................................      12,298        7,038      22,282         859
  Change in unrealized appreciation (depreciation) of investments..............    (375,251)     113,388     (46,150)     54,429
                                                                                -----------   ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations........................      (5,635)     166,580     (44,656)     70,472
                                                                                -----------   ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,558,448    3,764,694     563,376     862,343
   Transfers between funds including guaranteed interest account, net..........   1,610,620      981,718     (81,329)    170,851
   Transfers for contract benefits and terminations............................    (396,758)     (78,141)    (95,162)       (481)
   Contract mainten............................................................
   ance charges................................................................        (775)          (6)       (156)         --
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,771,535    4,668,265     386,729   1,032,713
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       24,997       1,924          77
                                                                                -----------   ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,765,900    4,859,842     343,997   1,103,262
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,906,181       46,339   1,103,262          --
                                                                                -----------   ----------  ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $11,672,081   $4,906,181  $1,447,259  $1,103,262
                                                                                ===========   ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         797          465         215         108
  Redeemed.....................................................................        (198)         (30)       (178)         (4)
                                                                                -----------   ----------  ----------  ----------
  Net Increase (Decrease)......................................................         599          435          37         104
                                                                                ===========   ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 GOLDMAN SACHS VIT MID  INVESCO V.I. DIVIDEND
                                                                                    CAP VALUE FUND         GROWTH FUND (E)
                                                                                ----------------------  ---------------------
                                                                                   2011        2010             2011
                                                                                ----------  ----------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (33,423) $   (4,057)      $  (10,444)
  Net realized gain (loss) on investments......................................     97,623      20,694           (7,901)
  Change in unrealized appreciation (depreciation) of investments..............   (571,636)    366,648           21,913
                                                                                ----------  ----------       ----------
  Net Increase (decrease) in net assets from operations........................   (507,436)    383,285            3,568
                                                                                ----------  ----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,473,949   2,555,130          302,636
   Transfers between funds including guaranteed interest account, net..........    434,900     201,034          931,813
   Transfers for contract benefits and terminations............................   (103,728)    (13,427)         (83,055)
   Contract maintenance charges................................................       (519)         (2)             (43)
                                                                                ----------  ----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,804,602   2,742,735        1,151,351
                                                                                ----------  ----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        401         101              (14)
                                                                                ----------  ----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,297,567   3,126,121        1,154,905
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,128,626       2,505               --
                                                                                ----------  ----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $6,426,193  $3,128,626       $1,154,905
                                                                                ==========  ==========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --              184
  Redeemed.....................................................................         --          --              (74)
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................         --          --              110
                                                                                ==========  ==========       ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................        402         271               --
  Redeemed.....................................................................       (103)        (28)              --
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................        299         243               --
                                                                                ==========  ==========       ==========

                                                                                INVESCO V.I. GLOBAL REAL
                                                                                      ESTATE FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   394,597  $  113,606
  Net realized gain (loss) on investments......................................      47,979       6,434
  Change in unrealized appreciation (depreciation) of investments..............  (1,767,798)    299,536
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (1,325,222)    419,576
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,747,103   4,431,862
   Transfers between funds including guaranteed interest account, net..........   2,160,665     859,574
   Transfers for contract benefits and terminations............................    (235,206)    (21,125)
   Contract maintenance charges................................................        (911)         --
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,671,651   5,270,311
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         999         299
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,347,428   5,690,186
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,701,695      11,509
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,049,123  $5,701,695
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       1,221         488
  Redeemed.....................................................................        (225)         (6)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         996         482
                                                                                ===========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   INVESCO V.I.     INVESCO V.I. INTERNATIONAL
                                                                                HIGH YIELD FUND (C)       GROWTH FUND
                                                                                ------------------- -------------------------
                                                                                       2011            2011          2010
                                                                                -------------------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................     $     (241)     $  (34,752)   $   18,769
  Net realized gain (loss) on investments......................................         (8,261)        154,602         3,607
  Change in unrealized appreciation (depreciation) of investments..............        (19,663)       (919,864)      336,872
                                                                                    ----------       ----------   ----------
  Net Increase (decrease) in net assets from operations........................        (28,165)       (800,014)      359,248
                                                                                    ----------       ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................      1,719,114       5,901,351     3,316,405
   Transfers between funds including guaranteed interest account, net..........        340,935         316,952       506,317
   Transfers for contract benefits and terminations............................        (26,011)       (150,481)      (17,882)
   Contract maintenance charges................................................             --            (600)           (2)
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........      2,034,038       6,067,222     3,804,838
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             63             499           200
                                                                                    ----------       ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................      2,005,936       5,267,707     4,164,286
NET ASSETS -- BEGINNING OF PERIOD..............................................             --       4,164,286            --
                                                                                    ----------       ----------   ----------

NET ASSETS -- END OF PERIOD....................................................     $2,005,936      $9,431,993    $4,164,286
                                                                                    ==========       ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................            260             721           371
  Redeemed.....................................................................            (53)           (183)           (5)
                                                                                    ----------       ----------   ----------
  Net Increase (Decrease)......................................................            207             538           366
                                                                                    ==========       ==========   ==========

                                                                                                           INVESCO V.I. MID CAP
                                                                                INVESCO V.I. LEISURE FUND    CORE EQUITY FUND
                                                                                ------------------------  ----------------------
                                                                                  2011         2010          2011        2010
                                                                                 --------     --------    ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,445)    $   (352)    $  (28,451) $   (4,611)
  Net realized gain (loss) on investments......................................    3,549          628         29,040       2,876
  Change in unrealized appreciation (depreciation) of investments..............  (23,427)      12,057       (225,536)    118,073
                                                                                 --------     --------    ----------  ----------
  Net Increase (decrease) in net assets from operations........................  (22,323)      12,333       (224,947)    116,338
                                                                                 --------     --------    ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  177,887       94,133      1,207,734   1,081,781
   Transfers between funds including guaranteed interest account, net..........   27,258       27,981        137,663     242,444
   Transfers for contract benefits and terminations............................   (2,064)          --        (36,918)     (8,395)
   Contract maintenance charges................................................      (24)          --           (240)         (3)
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  203,057      122,114      1,308,239   1,315,827
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       --           --             --          --
                                                                                 --------     --------    ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  180,734      134,447      1,083,292   1,432,165
NET ASSETS -- BEGINNING OF PERIOD..............................................  134,447           --      1,432,799         634
                                                                                 --------     --------    ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $315,181     $134,447     $2,516,091  $1,432,799
                                                                                 ========     ========    ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       25           13            176         129
  Redeemed.....................................................................       (9)          (2)           (65)         (6)
                                                                                 --------     --------    ----------  ----------
  Net Increase (Decrease)......................................................       16           11            111         123
                                                                                 ========     ========    ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                INVESCO V.I. SMALL CAP   IVY FUNDS VIP
                                                                                     EQUITY FUND       ASSET STRATEGY (C)
                                                                                --------------------   ------------------
                                                                                   2011        2010           2011
                                                                                ----------   --------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (26,281)  $ (5,405)     $  (28,551)
  Net realized gain (loss) on investments......................................     37,909    (25,501)       (126,608)
  Change in unrealized appreciation (depreciation) of investments..............   (141,658)   141,132        (429,100)
                                                                                ----------   --------      ----------
  Net Increase (decrease) in net assets from operations........................   (130,030)   110,226        (584,259)
                                                                                ----------   --------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,315,712    674,292       5,249,607
   Transfers between funds including guaranteed interest account, net..........    344,268    214,496       1,893,193
   Transfers for contract benefits and terminations............................    (38,449)   (48,638)        (98,373)
   Contract maintenance charges................................................       (172)        --             (94)
                                                                                ----------   --------      ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,621,359    840,150       7,044,333
                                                                                ----------   --------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --         --             499
                                                                                ----------   --------      ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,491,329    950,376       6,460,573
NET ASSETS -- BEGINNING OF PERIOD..............................................    950,376         --              --
                                                                                ----------   --------      ----------

NET ASSETS -- END OF PERIOD.................................................... $2,441,705   $950,376      $6,460,573
                                                                                ==========   ========      ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --         --           1,076
  Redeemed.....................................................................         --         --            (358)
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................         --         --             718
                                                                                ==========   ========      ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................        221        101              --
  Redeemed.....................................................................       (106)       (30)             --
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................        115         71              --
                                                                                ==========   ========      ==========

                                                                                IVY FUNDS VIP DIVIDEND
                                                                                     OPPORTUNITIES        IVY FUNDS VIP ENERGY
                                                                                ----------------------  -----------------------
                                                                                   2011        2010         2011        2010
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (29,952) $  (14,382) $   (90,890) $  (11,920)
  Net realized gain (loss) on investments......................................    205,863      (2,123)     213,470     (22,116)
  Change in unrealized appreciation (depreciation) of investments..............   (653,300)    511,615   (1,132,222)    468,805
                                                                                ----------  ----------  -----------  ----------
  Net Increase (decrease) in net assets from operations........................   (477,389)    495,110   (1,009,642)    434,769
                                                                                ----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,408,366   3,292,575    5,245,122   1,874,270
   Transfers between funds including guaranteed interest account, net..........    419,993     670,688    1,626,952     559,232
   Transfers for contract benefits and terminations............................   (137,806)    (73,191)    (130,167)    (23,036)
   Contract maintenance charges................................................       (574)        (10)        (425)         --
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,689,979   3,890,062    6,741,482   2,410,466
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         74         197          458          42
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  3,212,664   4,385,369    5,732,298   2,845,277
NET ASSETS -- BEGINNING OF PERIOD..............................................  4,398,788      13,419    2,845,748         471
                                                                                ----------  ----------  -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $7,611,452  $4,398,788  $ 8,578,046  $2,845,748
                                                                                ==========  ==========  ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        509         398          682         295
  Redeemed.....................................................................       (191)        (21)        (140)        (66)
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................        318         377          542         229
                                                                                ==========  ==========  ===========  ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --           --          --
  Redeemed.....................................................................         --          --           --          --
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................         --          --           --          --
                                                                                ==========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP GLOBAL NATURAL
                                                                                       RESOURCES
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,349)   $  (26,243)
  Net realized gain (loss) on investments......................................     193,686       (23,831)
  Change in unrealized appreciation (depreciation) of investments..............  (2,254,071)      824,015
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (2,166,734)      773,941
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,531,746     3,357,438
   Transfers between funds including guaranteed interest account, net..........     828,109       840,262
   Transfers for contract benefits and terminations............................    (330,465)      (36,658)
   Contract maintenance charges................................................        (735)           (3)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   5,028,655     4,161,039
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         7,997
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   2,861,921     4,942,977
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,016,184        73,207
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $ 7,878,105    $5,016,184
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         751           471
  Redeemed.....................................................................        (318)          (59)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         433           412
                                                                                 ===========    ==========

                                                                                IVY FUNDS VIP HIGH INCOME
                                                                                -----------------------
                                                                                    2011         2010
                                                                                -----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   802,049   $   89,755
  Net realized gain (loss) on investments......................................     128,351       22,354
  Change in unrealized appreciation (depreciation) of investments..............    (491,371)     397,231
                                                                                -----------   ----------
  Net Increase (decrease) in net assets from operations........................     439,029      509,340
                                                                                -----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  10,148,647    6,833,466
   Transfers between funds including guaranteed interest account, net..........   4,213,433    1,759,195
   Transfers for contract benefits and terminations............................    (610,231)     (60,895)
   Contract maintenance charges................................................      (1,287)          (7)
                                                                                -----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  13,750,562    8,531,759
                                                                                -----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        7,999
                                                                                -----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,189,591    9,049,098
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,074,155       25,057
                                                                                -----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $23,263,746   $9,074,155
                                                                                ===========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................       1,726          848
  Redeemed.....................................................................        (578)         (72)
                                                                                -----------   ----------
  Net Increase (Decrease)......................................................       1,148          776
                                                                                ===========   ==========

                                                                                IVY FUNDS VIP MID CAP GROWTH
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   134,634    $  (21,737)
  Net realized gain (loss) on investments......................................     325,380        10,693
  Change in unrealized appreciation (depreciation) of investments..............    (934,920)      663,279
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................    (474,906)      652,235
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,428,745     3,087,205
   Transfers between funds including guaranteed interest account, net..........   2,988,712       710,125
   Transfers for contract benefits and terminations............................    (568,874)      (42,819)
   Contract maintenance charges................................................        (677)           (4)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,847,906     3,754,507
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         501            --
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,373,501     4,406,742
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,427,374        20,632
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $10,800,875    $4,427,374
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         787           337
  Redeemed.....................................................................        (299)          (11)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         488           326
                                                                                 ===========    ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP SCIENCE AND IVY FUNDS VIP SMALL CAP
                                                                                      TECHNOLOGY                  GROWTH
                                                                                ------------------------  ----------------------
                                                                                   2011         2010         2011        2010
                                                                                ----------   ----------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   99,331   $  (17,200)  $  (32,215) $  (20,635)
  Net realized gain (loss) on investments......................................    110,943       35,891      214,618       6,893
  Change in unrealized appreciation (depreciation) of investments..............   (883,390)     226,046     (982,628)    614,001
                                                                                ----------   ----------   ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (673,116)     244,737     (800,225)    600,259
                                                                                ----------   ----------   ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  4,050,997    2,180,871    2,971,515   2,563,013
   Transfers between funds including guaranteed interest account, net..........    794,879      309,419      306,866     601,042
   Transfers for contract benefits and terminations............................   (123,045)     (56,595)    (344,498)    (24,472)
   Contract maintenance charges................................................       (549)          (2)        (409)         (3)
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,722,282    2,433,693    2,933,474   3,139,580
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        435           65           --       5,000
                                                                                ----------   ----------   ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,049,601    2,678,495    2,133,249   3,744,839
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,680,479        1,984    3,748,119       3,280
                                                                                ----------   ----------   ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,730,080   $2,680,479   $5,881,368  $3,748,119
                                                                                ==========   ==========   ==========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        625          250          386         296
  Redeemed.....................................................................       (238)         (23)        (168)        (17)
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................        387          227          218         279
                                                                                ==========   ==========   ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................         --           --           --          --
  Redeemed.....................................................................         --           --           --          --
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................         --           --           --          --
                                                                                ==========   ==========   ==========  ==========

                                                                                LAZARD RETIREMENT EMERGING
                                                                                MARKETS EQUITY PORTFOLIO
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   268,197   $    64,079
  Net realized gain (loss) on investments......................................     161,512        33,247
  Change in unrealized appreciation (depreciation) of investments..............  (5,462,153)    1,144,429
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (5,032,444)    1,241,755
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,335,076    10,027,200
   Transfers between funds including guaranteed interest account, net..........   2,497,689     1,947,357
   Transfers for contract benefits and terminations............................    (636,240)     (107,238)
   Contract maintenance charges................................................      (2,195)           --
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  19,194,330    11,867,319
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         4,997
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,161,886    13,114,071
NET ASSETS -- BEGINNING OF PERIOD..............................................  13,136,593        22,522
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $27,298,479   $13,136,593
                                                                                ===========   ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................       2,069         1,105
  Redeemed.....................................................................        (397)          (43)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,672         1,062
                                                                                ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 LORD ABBETT                 LORD ABBETT
                                                                                    BOND       LORD ABBETT     GROWTH
                                                                                  DEBENTURE   CLASSIC STOCK OPPORTUNITIES
                                                                                PORTFOLIO (C) PORTFOLIO (C) PORTFOLIO (C)
                                                                                ------------- ------------- -------------
                                                                                    2011          2011          2011
                                                                                ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................   $ 37,411     $    1,788     $  (4,031)
  Net realized gain (loss) on investments......................................      4,434         (7,765)      123,548
  Change in unrealized appreciation (depreciation) of investments..............    (35,129)       (36,546)     (181,899)
                                                                                  --------     ----------     ---------
  Net Increase (decrease) in net assets from operations........................      6,716        (42,523)      (62,382)
                                                                                  --------     ----------     ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    576,361      1,057,723       591,208
   Transfers between funds including guaranteed interest account, net..........    247,633         39,910        82,482
   Transfers for contract benefits and terminations............................     (4,103)        (5,379)       (8,664)
   Contract maintenance charges................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net increase (decrease) in net assets from contractowner transactions........    819,891      1,092,254       665,026
                                                                                  --------     ----------     ---------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31             29            17
                                                                                  --------     ----------     ---------

INCREASE (DECREASE) IN NET ASSETS..............................................    826,638      1,049,760       602,661
NET ASSETS -- BEGINNING OF PERIOD..............................................         --             --            --
                                                                                  --------     ----------     ---------

NET ASSETS -- END OF PERIOD....................................................   $826,638     $1,049,760     $ 602,661
                                                                                  ========     ==========     =========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................         --             --            --
  Redeemed.....................................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         --             --            --
                                                                                  ========     ==========     =========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         97            163            94
  Redeemed.....................................................................        (15)           (42)          (21)
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         82            121            73
                                                                                  ========     ==========     =========


                                                                                  MFS(R) INTERNATIONAL
                                                                                    VALUE PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (19,863) $  (20,072)
  Net realized gain (loss) on investments......................................     114,738       1,780
  Change in unrealized appreciation (depreciation) of investments..............    (629,382)    405,374
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (534,507)    387,082
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   7,808,361   4,346,575
   Transfers between funds including guaranteed interest account, net..........   1,706,319     753,351
   Transfers for contract benefits and terminations............................    (223,830)    (69,928)
   Contract maintenance charges................................................      (1,037)         (6)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,289,813   5,029,992
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,755,306   5,422,071
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,424,591       2,520
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $14,179,897  $5,424,591
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................       1,074         523
  Redeemed.....................................................................        (221)        (22)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         853         501
                                                                                ===========  ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========


                                                                                MFS(R) INVESTORS GROWTH STOCK
                                                                                        SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (32,600)    $   (8,018)
  Net realized gain (loss) on investments......................................    177,894          1,529
  Change in unrealized appreciation (depreciation) of investments..............   (200,709)       192,276
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    (55,415)       185,787
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,489,388      1,573,066
   Transfers between funds including guaranteed interest account, net..........     23,430        122,655
   Transfers for contract benefits and terminations............................    (64,398)        (7,400)
   Contract maintenance charges................................................       (254)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,448,166      1,688,321
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        429             73
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,393,180      1,874,181
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,874,181             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $3,267,361     $1,874,181
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        325            165
  Redeemed.....................................................................       (201)            (3)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        124            162
                                                                                 ==========     ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MFS(R) INVESTORS TRUST SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,102)    $   (4,935)
  Net realized gain (loss) on investments......................................     36,451          2,000
  Change in unrealized appreciation (depreciation) of investments..............   (141,875)       109,869
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (117,526)       106,934
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,529,309      1,002,551
   Transfers between funds including guaranteed interest account, net..........     22,946        147,780
   Transfers for contract benefits and terminations............................    (52,454)        (8,259)
   Contract maintenance charges................................................       (231)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,499,570      1,142,072
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,382,044      1,249,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,249,006             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $2,631,050     $1,249,006
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        194            120
  Redeemed.....................................................................        (62)            (9)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        132            111
                                                                                 ==========     ==========

                                                                                MFS(R) TECHNOLOGY PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (41,075)   $  (10,172)
  Net realized gain (loss) on investments......................................    149,913        (6,570)
  Change in unrealized appreciation (depreciation) of investments..............   (165,255)      204,827
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    (56,417)      188,085
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,456,635     1,463,738
   Transfers between funds including guaranteed interest account, net..........    410,623       257,417
   Transfers for contract benefits and terminations............................   (112,423)      (10,492)
   Contract maintenance charges................................................       (282)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,754,553     1,710,663
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        428            72
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,698,564     1,898,820
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,898,820            --
                                                                                 ----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $3,597,384    $1,898,820
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        258           181
  Redeemed.....................................................................       (117)          (25)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        141           156
                                                                                 ==========    ==========

                                                                                MFS(R) UTILITIES SERIES
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   55,881  $      321
  Net realized gain (loss) on investments......................................    101,998       3,866
  Change in unrealized appreciation (depreciation) of investments..............    (12,899)    151,823
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................    144,980     156,010
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,372,460   1,202,233
   Transfers between funds including guaranteed interest account, net..........  1,950,969     294,963
   Transfers for contract benefits and terminations............................    (55,032)     (4,784)
   Contract maintenance charges................................................       (240)         (1)
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,268,157   1,492,411
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        444          55
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,413,581   1,648,476
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,648,476          --
                                                                                ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,062,057  $1,648,476
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        452         149
  Redeemed.....................................................................       (101)         (9)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        351         140
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER AGGRESSIVE
                                                                                        EQUITY* (B)
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,884,775) $ (3,300,754)
  Net realized gain (loss) on investments......................................       565,834   (10,011,442)
  Change in unrealized appreciation (depreciation) of investments..............   (31,253,911)   67,064,699
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (38,572,852)   53,752,503
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,442,145     6,396,795
   Transfers between funds including guaranteed interest account, net..........   (36,944,938)  209,262,252
   Transfers for contract benefits and terminations............................   (36,721,448)  (22,771,842)
   Contract maintenance charges................................................    (7,266,769)   (5,214,681)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (73,491,010)  187,672,524
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002         5,306
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (112,053,860)  241,430,333
NET ASSETS -- BEGINNING OF PERIOD..............................................   579,538,936   338,108,603
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 467,485,076  $579,538,936
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        11,654        14,223
  Redeemed.....................................................................       (15,283)       (4,635)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,629)        9,588
                                                                                =============  ============

                                                                                    MULTIMANAGER CORE BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,316,693  $   14,969,343
  Net realized gain (loss) on investments......................................     59,685,946      31,944,676
  Change in unrealized appreciation (depreciation) of investments..............    (24,544,791)      2,327,617
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................     48,457,848      49,241,636
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,425,121      54,471,139
   Transfers between funds including guaranteed interest account, net..........    159,302,963      99,642,576
   Transfers for contract benefits and terminations............................    (90,705,087)    (76,218,848)
   Contract maintenance charges................................................    (15,967,267)    (14,448,356)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........     96,055,730      63,446,511
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    144,523,576     112,688,147
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,150,821,789   1,038,133,642
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,295,345,365  $1,150,821,789
                                                                                ==============  ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         63,639          32,660
  Redeemed.....................................................................        (56,251)        (27,671)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          7,388           4,989
                                                                                ==============  ==============

                                                                                        MULTIMANAGER
                                                                                   INTERNATIONAL EQUITY*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     590,594  $  6,306,819
  Net realized gain (loss) on investments......................................   (22,647,381)  (30,024,963)
  Change in unrealized appreciation (depreciation) of investments..............   (57,874,848)   44,641,850
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (79,931,635)   20,923,706
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,689,436     8,962,430
   Transfers between funds including guaranteed interest account, net..........   (11,521,718)  (16,962,668)
   Transfers for contract benefits and terminations............................   (22,297,990)  (19,864,038)
   Contract maintenance charges................................................    (5,684,668)   (5,971,528)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (31,814,940)  (33,835,804)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        24,998        20,500
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (111,721,577)  (12,891,598)
NET ASSETS -- BEGINNING OF PERIOD..............................................   445,015,038   457,906,636
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 333,293,461  $445,015,038
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        14,213         3,288
  Redeemed.....................................................................       (16,602)       (6,035)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (2,389)       (2,747)
                                                                                =============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MULTIMANAGER LARGE CAP CORE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,650,400) $ (1,609,490)
  Net realized gain (loss) on investments......................................     (376,630)   (5,914,448)
  Change in unrealized appreciation (depreciation) of investments..............  (10,729,788)   20,335,514
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,756,818)   12,811,576
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    3,897,390     3,422,349
   Transfers between funds including guaranteed interest account, net..........      804,459     5,498,775
   Transfers for contract benefits and terminations............................   (8,818,051)   (7,545,457)
   Contract maintenance charges................................................   (1,926,093)   (1,793,031)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (6,042,295)     (417,364)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (18,789,113)   12,394,212
NET ASSETS -- BEGINNING OF PERIOD..............................................  145,357,536   132,963,324
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $126,568,423  $145,357,536
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,701         2,847
  Redeemed.....................................................................       (8,312)       (2,943)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (611)          (96)
                                                                                ============  ============

                                                                                  MULTIMANAGER LARGE CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,711,358) $ (2,260,430)
  Net realized gain (loss) on investments......................................  (15,927,306)  (20,081,892)
  Change in unrealized appreciation (depreciation) of investments..............   (6,200,830)   63,553,047
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,839,494)   41,210,725
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,239,641     7,645,471
   Transfers between funds including guaranteed interest account, net..........  (21,537,376)  (18,493,905)
   Transfers for contract benefits and terminations............................  (23,210,437)  (21,956,412)
   Contract maintenance charges................................................   (4,855,251)   (5,061,232)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (43,363,423)  (37,866,078)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       23,285        10,715
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (67,179,632)    3,355,362
NET ASSETS -- BEGINNING OF PERIOD..............................................  390,158,596   386,803,234
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $322,978,964  $390,158,596
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,031         2,095
  Redeemed.....................................................................      (16,462)       (5,348)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,431)       (3,253)
                                                                                ============  ============

                                                                                   MULTIMANAGER MID CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,950,107) $ (4,486,343)
  Net realized gain (loss) on investments......................................    4,265,882   (11,872,172)
  Change in unrealized appreciation (depreciation) of investments..............  (29,427,772)   86,729,962
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,111,997)   70,371,447
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,682,211     5,903,356
   Transfers between funds including guaranteed interest account, net..........  (13,309,166)      236,202
   Transfers for contract benefits and terminations............................  (23,486,952)  (17,993,249)
   Contract maintenance charges................................................   (4,542,864)   (4,129,294)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (35,656,771)  (15,982,985)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       25,516         4,484
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (65,743,252)   54,392,946
NET ASSETS -- BEGINNING OF PERIOD..............................................  351,918,776   297,525,830
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $286,175,524  $351,918,776
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,750         3,776
  Redeemed.....................................................................      (15,653)       (5,462)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,903)       (1,686)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   MULTIMANAGER MID CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,754,180) $ (2,481,550)
  Net realized gain (loss) on investments......................................    4,239,303    (7,974,382)
  Change in unrealized appreciation (depreciation) of investments..............  (58,698,724)   86,985,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (60,213,601)   76,529,098
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,508,274     8,105,066
   Transfers between funds including guaranteed interest account, net..........   13,237,116    11,044,753
   Transfers for contract benefits and terminations............................  (24,283,664)  (20,165,978)
   Contract maintenance charges................................................   (5,368,284)   (4,820,401)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (8,906,558)   (5,836,560)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       24,999        16,500
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (69,095,160)   70,709,038
NET ASSETS -- BEGINNING OF PERIOD..............................................  412,468,795   341,759,757
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $343,373,635  $412,468,795
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,414         4,226
  Redeemed.....................................................................      (14,111)       (4,804)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (697)         (578)
                                                                                ============  ============

                                                                                    MULTIMANAGER MULTI-
                                                                                       SECTOR BOND*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 14,609,978  $  7,139,639
  Net realized gain (loss) on investments......................................  (40,965,657)  (43,869,658)
  Change in unrealized appreciation (depreciation) of investments..............   48,131,497    66,814,688
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   21,775,818    30,084,669
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,540,092     9,246,784
   Transfers between funds including guaranteed interest account, net..........   20,995,393    51,873,040
   Transfers for contract benefits and terminations............................  (47,895,293)  (42,777,795)
   Contract maintenance charges................................................   (7,679,861)   (7,490,513)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (27,039,669)   10,851,516
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       28,693        37,999
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................   (5,235,158)   40,974,184
NET ASSETS -- BEGINNING OF PERIOD..............................................  619,465,685   578,491,501
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $614,230,527  $619,465,685
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,283         9,449
  Redeemed.....................................................................      (25,579)       (7,856)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,296)        1,593
                                                                                ============  ============

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,150,088) $ (3,035,539)
  Net realized gain (loss) on investments......................................      273,172    (9,987,140)
  Change in unrealized appreciation (depreciation) of investments..............  (34,258,406)   61,443,500
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (37,135,322)   48,420,821
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,998,248     5,913,458
   Transfers between funds including guaranteed interest account, net..........  (13,657,298)   (3,629,128)
   Transfers for contract benefits and terminations............................  (11,817,990)   (9,590,691)
   Contract maintenance charges................................................   (3,096,628)   (2,959,627)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (23,573,668)  (10,265,988)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (60,698,990)   38,154,833
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,116,044   199,961,211
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $177,417,054  $238,116,044
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       17,212         5,949
  Redeemed.....................................................................      (20,377)       (7,430)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,165)       (1,481)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,760,956) $ (5,585,595)
  Net realized gain (loss) on investments......................................  (17,991,023)  (39,496,152)
  Change in unrealized appreciation (depreciation) of investments..............  (18,742,289)  132,997,447
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,494,268)   87,915,700
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,296,362     6,361,073
   Transfers between funds including guaranteed interest account, net..........  (25,444,413)  (17,602,238)
   Transfers for contract benefits and terminations............................  (30,195,343)  (26,593,649)
   Contract maintenance charges................................................   (5,158,689)   (5,355,840)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (55,502,083)  (43,190,654)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       26,590        28,835
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,969,761)   44,753,881
NET ASSETS -- BEGINNING OF PERIOD..............................................  463,525,546   418,771,665
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $365,555,785  $463,525,546
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       11,278         3,839
  Redeemed.....................................................................      (15,207)       (7,339)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,929)       (3,500)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 MULTIMANAGER TECHNOLOGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,002,375) $ (5,350,390)
  Net realized gain (loss) on investments......................................   15,578,501     8,933,618
  Change in unrealized appreciation (depreciation) of investments..............  (35,513,441)   49,871,744
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,937,315)   53,454,972
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,037,038     8,805,930
   Transfers between funds including guaranteed interest account, net..........    2,306,548     8,218,313
   Transfers for contract benefits and terminations............................  (25,027,884)  (20,104,444)
   Contract maintenance charges................................................   (5,445,045)   (4,791,220)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,129,343)   (7,871,421)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (47,066,658)   45,583,551
NET ASSETS -- BEGINNING OF PERIOD..............................................  410,615,670   365,032,119
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $363,549,012  $410,615,670
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       19,848         9,748
  Redeemed.....................................................................      (21,717)      (10,861)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,869)       (1,113)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                MUTUAL SHARES SECURITIES
                                                                                       FUND (A)
                                                                                ----------------------
                                                                                   2011         2010
                                                                                ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   53,853   $    1,005
  Net realized gain (loss) on investments......................................     14,888          (68)
  Change in unrealized appreciation (depreciation) of investments..............   (242,829)      78,050
                                                                                ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (174,088)      78,987
                                                                                ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,514,329    1,293,546
   Transfers between funds including guaranteed interest account, net..........    834,742      192,509
   Transfers for contract benefits and terminations............................    (93,895)      (3,170)
   Contract maintenance charges................................................       (370)          --
                                                                                ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,254,806    1,482,885
                                                                                ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        436           63
                                                                                ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,081,154    1,561,935
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,561,935           --
                                                                                ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $5,643,089   $1,561,935
                                                                                ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --           --
  Redeemed.....................................................................         --           --
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................         --           --
                                                                                ==========   ==========
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        568          147
  Redeemed.....................................................................       (175)          (1)
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................        393          146
                                                                                ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST COMMODITYREALRETURN(R)
                                                                                   STRATEGY PORTFOLIO
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,018,861    $  204,287
  Net realized gain (loss) on investments......................................      90,665        58,047
  Change in unrealized appreciation (depreciation) of investments..............  (2,283,978)      350,502
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (1,174,452)      612,836
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   6,095,590     2,893,946
   Transfers between funds including guaranteed interest account, net..........   1,741,746       610,171
   Transfers for contract benefits and terminations............................    (141,268)      (30,858)
   Contract maintenance charges................................................        (551)           --
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   7,695,517     3,473,259
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         500           200
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,521,565     4,086,295
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,086,295            --
                                                                                 -----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $10,607,860    $4,086,295
                                                                                 ===========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         808           326
  Redeemed.....................................................................        (224)          (10)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         584           316
                                                                                 ===========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST EMERGING MARKETS BOND
                                                                                       PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  275,783    $   69,368
  Net realized gain (loss) on investments......................................     63,020        33,647
  Change in unrealized appreciation (depreciation) of investments..............    (18,207)      (12,577)
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    320,596        90,438
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,199,013     4,628,318
   Transfers between funds including guaranteed interest account, net..........  1,249,104       475,640
   Transfers for contract benefits and terminations............................   (315,375)      (52,766)
   Contract maintenance charges................................................       (812)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,131,930     5,051,192
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        790           384
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,453,316     5,142,014
NET ASSETS -- BEGINNING OF PERIOD..............................................  5,237,956        95,942
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $9,691,272    $5,237,956
                                                                                 ==========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................        729           512
  Redeemed.....................................................................       (366)          (50)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        363           462
                                                                                 ==========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST REAL RETURN
                                                                                       PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    65,240  $   57,951
  Net realized gain (loss) on investments......................................   1,228,845      34,827
  Change in unrealized appreciation (depreciation) of investments..............     534,326     (50,511)
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................   1,828,411      42,267
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,924,736   8,902,445
   Transfers between funds including guaranteed interest account, net..........   5,061,621   1,110,278
   Transfers for contract benefits and terminations............................    (736,649)   (144,553)
   Contract maintenance charges................................................      (1,761)         (4)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  22,247,947   9,868,166
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       3,803         500
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,080,161   9,910,933
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,981,898      70,965
                                                                                -----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $34,062,059  $9,981,898
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       2,700         979
  Redeemed.....................................................................        (721)        (46)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................       1,979         933
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST TOTAL RETURN
                                                                                        PORTFOLIO           PROFUND VP BEAR
                                                                                ------------------------  ------------------
                                                                                    2011         2010       2011      2010
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   427,606  $   559,548  $(10,131) $ (3,972)
  Net realized gain (loss) on investments......................................     727,420      204,378   (81,574)  (14,568)
  Change in unrealized appreciation (depreciation) of investments..............    (527,898)    (666,627)    5,881   (62,175)
                                                                                -----------  -----------  --------  --------
  Net Increase (decrease) in net assets from operations........................     627,128       97,299   (85,824)  (80,715)
                                                                                -----------  -----------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  27,111,097   21,875,302   107,940   370,498
   Transfers between funds including guaranteed interest account, net..........   5,807,725    2,212,962   389,826   134,042
   Transfers for contract benefits and terminations............................  (1,555,215)    (170,457)  (12,964)   (8,433)
   Contract maintenance charges................................................      (3,025)         (20)      (99)       --
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in net assets from contractowner transactions........  31,360,582   23,917,787   484,703   496,107
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       2,364        2,376        --     4,999
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS..............................................  31,990,074   24,017,462   398,879   420,391
NET ASSETS -- BEGINNING OF PERIOD..............................................  24,095,593       78,131   431,501    11,110
                                                                                -----------  -----------  --------  --------
NET ASSETS -- END OF PERIOD.................................................... $56,085,667  $24,095,593  $830,380  $431,501
                                                                                ===========  ===========  ========  ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       4,046        2,431        --        --
  Redeemed.....................................................................      (1,137)        (171)       --        --
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................       2,909        2,260        --        --
                                                                                ===========  ===========  ========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --           --       483       126
  Redeemed.....................................................................          --           --      (420)      (72)
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................          --           --        63        54
                                                                                ===========  ===========  ========  ========


                                                                                PROFUND VP BIOTECHNOLOGY
                                                                                -----------------------
                                                                                   2011         2010
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (22,069)   $ (3,975)
  Net realized gain (loss) on investments......................................     40,406      (2,698)
  Change in unrealized appreciation (depreciation) of investments..............     39,079      27,806
                                                                                 ----------   --------
  Net Increase (decrease) in net assets from operations........................     57,416      21,133
                                                                                 ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,163,535     558,226
   Transfers between funds including guaranteed interest account, net..........    228,110     162,608
   Transfers for contract benefits and terminations............................    (48,771)     (3,516)
   Contract maintenance charges................................................       (161)         --
                                                                                 ----------   --------
  Net increase (decrease) in net assets from contractowner transactions........  1,342,713     717,318
                                                                                 ----------   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        459          40
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,400,588     738,491
NET ASSETS -- BEGINNING OF PERIOD..............................................    742,095       3,604
                                                                                 ----------   --------
NET ASSETS -- END OF PERIOD.................................................... $2,142,683    $742,095
                                                                                 ==========   ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................         --          --
                                                                                 ==========   ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        187          75
  Redeemed.....................................................................        (63)         (4)
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................        124          71
                                                                                 ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                RYDEX | SGI VT ALTERNATIVE  RYDEX | SGI VT
                                                                                  STRATEGIES ALLOCATION     MANAGED FUTURES
                                                                                         FUND (C)          STRATEGY FUND (C)
                                                                                -------------------------- -----------------
                                                                                           2011                  2011
                                                                                -------------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................          $  4,828              $ (2,106)
  Net realized gain (loss) on investments......................................              (142)               (3,388)
  Change in unrealized appreciation (depreciation) of investments..............           (11,766)              (17,396)
                                                                                         --------              --------
  Net Increase (decrease) in net assets from operations........................            (7,080)              (22,890)
                                                                                         --------              --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................           273,756               206,299
   Transfers between funds including guaranteed interest account, net..........           103,303               188,469
   Transfers for contract benefits and terminations............................            (1,229)               (1,087)
   Contract maintenance charges................................................                --                    --
                                                                                         --------              --------
  Net increase (decrease) in net assets from contractowner transactions........           375,830               393,681
                                                                                         --------              --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.                13                    13
                                                                                         --------              --------

INCREASE (DECREASE) IN NET ASSETS..............................................           368,763               370,804
NET ASSETS -- BEGINNING OF PERIOD..............................................                --                    --
                                                                                         --------              --------

NET ASSETS -- END OF PERIOD....................................................          $368,763              $370,804
                                                                                         ========              ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................                47                    54
  Redeemed.....................................................................                (8)                  (13)
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                39                    41
                                                                                         ========              ========

                                                                                T. ROWE PRICE HEALTH SCIENCES
                                                                                       PORTFOLIO
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (49,901)    $  (10,824)
  Net realized gain (loss) on investments......................................    204,477          1,136
  Change in unrealized appreciation (depreciation) of investments..............     44,225        172,997
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    198,801        163,309
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,344,683      1,491,765
   Transfers between funds including guaranteed interest account, net..........  1,163,389        200,425
   Transfers for contract benefits and terminations............................    (66,822)       (28,346)
   Contract maintenance charges................................................       (373)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,440,877      1,663,844
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         87             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,639,765      1,827,153
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,827,153             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $5,466,918     $1,827,153
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        369            164
  Redeemed.....................................................................       (102)           (11)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        267            153
                                                                                 ==========     ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

                                                                                  TEMPLETON DEVELOPING
                                                                                MARKETS SECURITIES FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (22,418) $   (1,184)
  Net realized gain (loss) on investments......................................     143,292       2,508
  Change in unrealized appreciation (depreciation) of investments..............  (1,045,502)    363,435
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (924,628)    364,759
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   2,232,822   2,487,364
   Transfers between funds including guaranteed interest account, net..........     295,463     488,297
   Transfers for contract benefits and terminations............................    (218,741)    (27,332)
   Contract maintenance charges................................................        (617)         (1)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   2,308,927   2,948,328
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   1,384,299   3,318,084
NET ASSETS -- BEGINNING OF PERIOD..............................................   3,346,197      28,113
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $ 4,730,496  $3,346,197
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         509         289
  Redeemed.....................................................................        (311)        (11)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         198         278
                                                                                ===========  ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                TEMPLETON FOREIGN SECURITIES
                                                                                         FUND
                                                                                ---------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,599     $   (1,459)
  Net realized gain (loss) on investments......................................     66,062          1,659
  Change in unrealized appreciation (depreciation) of investments..............   (818,932)       264,898
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (739,271)       265,098
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,972,482      2,354,307
   Transfers between funds including guaranteed interest account, net..........    (73,635)       270,295
   Transfers for contract benefits and terminations............................    (94,101)       (52,322)
   Contract maintenance charges................................................       (384)            (4)
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,804,362      2,572,276
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            301
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,065,091      2,837,675
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,837,675             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $4,902,766     $2,837,675
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        367            277
  Redeemed.....................................................................       (114)           (13)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        253            264
                                                                                 ==========     ==========

                                                                                  TEMPLETON GLOBAL BOND
                                                                                     SECURITIES FUND
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,153,345  $   (31,071)
  Net realized gain (loss) on investments......................................     309,257       37,100
  Change in unrealized appreciation (depreciation) of investments..............  (2,909,625)     580,760
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (1,447,023)     586,789
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  24,101,112   14,434,071
   Transfers between funds including guaranteed interest account, net..........   4,995,674    2,034,654
   Transfers for contract benefits and terminations............................    (871,940)    (169,125)
   Contract maintenance charges................................................      (2,709)          (4)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  28,222,137   16,299,596
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        9,996
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  26,775,114   16,896,381
NET ASSETS -- BEGINNING OF PERIOD..............................................  16,923,116       26,735
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $43,698,230  $16,923,116
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................       3,113        1,539
  Redeemed.....................................................................        (659)         (50)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,454        1,489
                                                                                ===========  ===========

                                                                                TEMPLETON GROWTH SECURITIES
                                                                                      FUND (A)
                                                                                --------------------------
                                                                                   2011          2010
                                                                                  ---------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (273)     $   (535)
  Net realized gain (loss) on investments......................................    22,253            42
  Change in unrealized appreciation (depreciation) of investments..............  (117,532)       46,348
                                                                                  ---------     --------
  Net Increase (decrease) in net assets from operations........................   (95,552)       45,855
                                                                                  ---------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   493,379       393,337
   Transfers between funds including guaranteed interest account, net..........   (57,823)      190,068
   Transfers for contract benefits and terminations............................   (40,035)       (9,860)
   Contract maintenance charges................................................       (65)           --
                                                                                  ---------     --------
  Net increase (decrease) in net assets from contractowner transactions........   395,456       573,545
                                                                                  ---------     --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       (25)           28
                                                                                  ---------     --------

INCREASE (DECREASE) IN NET ASSETS..............................................   299,879       619,428
NET ASSETS -- BEGINNING OF PERIOD..............................................   619,428            --
                                                                                  ---------     --------

NET ASSETS -- END OF PERIOD.................................................... $ 919,307      $619,428
                                                                                  =========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        94            63
  Redeemed.....................................................................       (57)           (3)
                                                                                  ---------     --------
  Net Increase (Decrease)......................................................        37            60
                                                                                  =========     ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                VAN ECK VIP GLOBAL HARD
                                                                                      ASSETS FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,617) $  (34,271)
  Net realized gain (loss) on investments......................................     296,077       9,870
  Change in unrealized appreciation (depreciation) of investments..............  (3,361,488)  1,322,197
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (3,172,028)  1,297,796
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,670,906   5,385,770
   Transfers between funds including guaranteed interest account, net..........   2,429,370   1,041,442
   Transfers for contract benefits and terminations............................    (281,480)    (50,237)
   Contract maintenance charges................................................      (1,252)         (2)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,817,544   6,376,973
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         310          93
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,645,826   7,674,862
NET ASSETS -- BEGINNING OF PERIOD..............................................   7,684,659       9,797
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,330,485  $7,684,659
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
  Issued.......................................................................       1,181         606
  Redeemed.....................................................................        (246)        (19)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         935         587
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on January 25, 2010.
(b)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
(c)Units were made available on January 18, 2011.
(d)Units were made available on February 22, 2011.
(e)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
(f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(g)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(h)Units were made available on October 10, 2011.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Dividend Growth Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. High Yield Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Leisure Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
 .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
 .   AllianceBernstein VPS International Growth Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Large Company Value Fund
 .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology

     BLACKROCK VARIABLE SERIES FUNDS, INC.
 .   BlackRock Global Allocation V.I. Fund
 .   BlackRock Large Cap Growth V.I Fund

     EQ ADVISORS TRUST *
 .   All Asset Allocation
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager International
 .   AXA Ultra Conservative Strategy
 .   EQ/AllianceBernstein Dynamic Wealth Strategies
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/AXA Franklin Small Cap Value Core
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Davis New York Venture
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/Franklin Core Balanced
 .   EQ/Franklin Templeton Allocation
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond Index
 .   EQ/International Core PLUS
 .   EQ/International Equity Index/(1)/
 .   EQ/International ETF
 .   EQ/International Value PLUS/(2)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Continued)

 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth/(3)/
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/Pimco Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth/(4)/

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Freedom 2015 Portfolio
 .   Fidelity(R) VIP Freedom 2020 Portfolio
 .   Fidelity(R) VIP Freedom 2025 Portfolio
 .   Fidelity(R) VIP Freedom 2030 Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Strategic Income Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Franklin Templeton VIP Founding Funds Allocation Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Foreign Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Asset Strategy
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Global Natural Resources
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     LORD ABBETT SERIES FUND, INC.
 .   Lord Abbett Bond Debenture Portfolio
 .   Lord Abbett Classic Stock Portfolio
 .   Lord Abbett Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     PROFUNDS
 .   ProFund VP Bear
 .   ProFund VP Biotechnology

     RYDEX VARIABLE TRUST
 .   RYDEX|SGI VT Alternative Strategies Allocation Fund
 .   RYDEX|SGI VT Managed Futures Strategy Fund

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Health Sciences Portfolio II

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as EQ/AllianceBernstein International
  (2)Formerly known as EQ/BlackRock International Value
  (3)Formerly known as EQ/International Growth
  (4)Formerly known as EQ/Wells Fargo Advantage Omega Growth

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes nine variable investment options that have not been offered to the public and for which the financial statements have not been included herein.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, Structured Capital Strategies, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Account's financial statements and disclosures.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
All Asset Allocation..................................... $3,639,248 $1,006,932
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.  2,581,634  2,342,981
AllianceBernstein VPS International Growth Portfolio.....  4,300,785  1,621,670

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)

                                                  PURCHASES        SALES
                                                -------------- --------------
American Century VP Large Company Value Fund... $    1,340,211 $      548,289
American Century VP Mid Cap Value Fund.........      5,258,801      1,109,817
AXA Aggressive Allocation......................  1,056,569,945  1,209,269,552
AXA Balanced Strategy..........................    740,590,937    343,659,782
AXA Conservative Allocation....................  1,242,271,292  1,161,470,781
AXA Conservative Growth Strategy...............    376,048,237    185,673,071
AXA Conservative Strategy......................    311,621,427    166,229,888
AXA Conservative-Plus Allocation...............    837,448,157    889,344,529
AXA Growth Strategy............................    579,882,757    372,523,526
AXA Moderate Allocation........................  3,009,028,917  3,343,042,882
AXA Moderate Growth Strategy...................  1,899,019,447    792,552,198
AXA Moderate-Plus Allocation...................  3,624,072,923  4,182,459,678
AXA Tactical Manager 2000......................     42,907,926     13,161,858
AXA Tactical Manager 400.......................     39,467,637     12,743,352
AXA Tactical Manager 500.......................     91,024,313     31,891,856
AXA Tactical Manager International.............     74,366,189     24,184,614
AXA Ultra Conservative Strategy................        125,293         24,831
BlackRock Global Allocation V.I. Fund..........     23,492,778     10,858,067
BlackRock Large Cap Growth V.I Fund............      5,867,358      2,540,789
EQ/AllianceBernstein Dynamic Wealth Strategies.     66,197,462        421,591
EQ/AllianceBernstein Small Cap Growth..........    289,014,333    293,279,772
EQ/AXA Franklin Small Cap Value Core...........     80,968,952     76,924,369
EQ/BlackRock Basic Value Equity................    521,141,581    489,421,292
EQ/Boston Advisors Equity Income...............    152,822,245    148,527,368
EQ/Calvert Socially Responsible................     18,199,315     22,588,133
EQ/Capital Guardian Research...................    165,891,602    262,725,924
EQ/Common Stock Index..........................    379,941,152    460,745,862
EQ/Core Bond Index.............................    673,492,332    652,202,728
EQ/Davis New York Venture......................    112,982,183    142,962,145
EQ/Equity 500 Index............................    495,307,765    586,541,503
EQ/Equity Growth PLUS..........................    508,575,146    687,161,860
EQ/Franklin Core Balanced......................    259,359,938    262,489,064
EQ/Franklin Templeton Allocation...............    354,361,101    436,216,471
EQ/GAMCO Mergers & Acquisitions................    166,890,886    136,775,736
EQ/GAMCO Small Company Value...................    509,267,387    524,309,768
EQ/Global Bond PLUS............................    359,956,991    325,203,161
EQ/Global Multi-Sector Equity..................    589,802,944    725,585,712
EQ/Intermediate Government Bond Index..........    386,479,927    349,297,693
EQ/International Core PLUS.....................    292,094,133    324,862,142
EQ/International Equity Index..................    427,341,425    477,800,958
EQ/International ETF...........................      2,608,176      1,019,047
EQ/International Value PLUS....................    376,564,653    441,626,779
EQ/JPMorgan Value Opportunities................     79,660,975    102,144,379
EQ/Large Cap Core PLUS.........................     37,430,963     49,981,214
EQ/Large Cap Growth Index......................    135,217,242    148,856,514
EQ/Large Cap Growth PLUS.......................    459,710,635    189,641,024
EQ/Large Cap Value Index.......................    271,204,530    136,382,282
EQ/Large Cap Value PLUS........................    620,018,688    752,213,132
EQ/Lord Abbett Large Cap Core..................    135,548,336    131,404,744
EQ/MFS International Growth....................    219,553,228    213,881,829
EQ/Mid Cap Index...............................    343,569,487    423,312,117
EQ/Mid Cap Value PLUS..........................    487,638,482    621,426,281
EQ/Money Market................................  1,291,481,565  1,262,905,600
EQ/Montag & Caldwell Growth....................     96,021,018    113,008,438

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)


                                                        PURCHASES      SALES
                                                       ------------ ------------
EQ/Morgan Stanley Mid Cap Growth...................... $412,229,765 $359,912,446
EQ/Mutual Large Cap Equity............................   52,633,649   78,795,128
EQ/Oppenheimer Global.................................  216,762,856  150,047,591
EQ/Pimco Ultra Short Bond.............................  770,960,663  887,314,242
EQ/Quality Bond PLUS..................................  335,409,978  374,850,664
EQ/Small Company Index................................  256,941,712  266,696,757
EQ/T. Rowe Price Growth Stock.........................  210,689,604  209,027,567
EQ/Templeton Global Equity............................   71,634,963   76,121,648
EQ/UBS Growth & Income................................   56,113,510   53,201,475
EQ/Van Kampen Comstock................................  100,960,559   91,810,650
EQ/Wells Fargo Omega Growth...........................  381,307,479  255,691,277
Fidelity(R) VIP Asset Manager: Growth Portfolio.......      891,296      793,610
Fidelity(R) VIP Contrafund(R) Portfolio...............   16,333,757    4,842,001
Fidelity(R) VIP Freedom 2015 Portfolio................      901,494      434,380
Fidelity(R) VIP Freedom 2020 Portfolio................      604,431      128,199
Fidelity(R) VIP Freedom 2025 Portfolio................      180,906       58,765
Fidelity(R) VIP Freedom 2030 Portfolio................      242,338       64,808
Fidelity(R) VIP Mid Cap Portfolio.....................    8,627,667    2,679,586
Fidelity(R) VIP Strategic Income Portfolio............   14,354,356    3,725,912
Franklin Income Securities Fund.......................    6,576,908    3,776,384
Franklin Strategic Income Securities Fund.............    9,501,821    2,372,968
Franklin Templeton VIP Founding Funds Allocation Fund.    2,195,879    1,827,938
Goldman Sachs VIT Mid Cap Value Fund..................    5,139,394    1,367,714
Invesco V.I Dividend Growth Fund......................    1,906,636      765,771
Invesco V.I. Global Real Estate Fund..................   14,822,873    2,755,626
Invesco V.I. High Yield Fund..........................    2,581,508      547,712
Invesco V.I. International Growth Fund................    8,223,094    2,190,125
Invesco V.I. Leisure Fund.............................      315,119      114,507
Invesco V.I. Mid Cap Core Equity Fund.................    2,032,190      752,402
Invesco V.I. Small Cap Equity Fund....................    2,946,270    1,351,192
Ivy Funds VIP Asset Strategy..........................   10,635,534    3,619,253
Ivy Funds VIP Dividend Opportunities..................    5,922,008    2,261,979
Ivy Funds VIP Energy..................................    8,412,890    1,761,798
Ivy Funds VIP Global Natural Resources................    8,514,682    3,592,376
Ivy Funds VIP High Income.............................   21,906,268    7,353,657
Ivy Funds VIP Mid Cap Growth..........................   11,245,172    4,262,131
Ivy Funds VIP Science and Technology..................    7,704,306    2,882,192
Ivy Funds VIP Small Cap Growth........................    5,226,973    2,325,714
Lazard Retirement Emerging Markets Equity Portfolio...   24,370,457    4,907,930
Lord Abbett Bond Debenture Portfolio..................    1,020,657      158,213
Lord Abbett Classic Stock Portfolio...................    1,501,967      407,925
Lord Abbett Growth Opportunities Portfolio............      998,806      205,423
MFS(R) International Value Portfolio..................   11,768,563    2,498,613
MFS(R) Investors Growth Stock Series..................    3,746,045    2,329,977
MFS(R) Investors Trust Series.........................    2,192,822      705,354
MFS(R) Technology Porfolio............................    3,168,610    1,454,632
MFS(R) Utilities Series...............................    5,597,833    1,273,295
Multimanager Aggressive Equity........................  185,443,907  266,809,690
Multimanager Core Bond................................  905,961,230  752,660,868
Multimanager International Equity.....................  220,365,444  251,564,792
Multimanager Large Cap Core Equity....................   87,563,269   95,245,964
Multimanager Large Cap Value..........................  171,415,365  216,465,147
Multimanager Mid Cap Growth...........................  154,554,078  195,130,953
Multimanager Mid Cap Value............................  184,794,409  199,430,148

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES      SALES
                                                                          ------------ ------------
Multimanager Multi-Sector Bond........................................... $413,698,598 $426,098,292
Multimanager Small Cap Growth............................................  115,556,118  142,269,874
Multimanager Small Cap Value.............................................  164,336,971  225,570,010
Multimanager Technology..................................................  227,723,381  254,855,099
Mutual Shares Securities Fund............................................    6,215,612    1,906,454
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.   11,785,816    3,070,938
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio...........    8,701,861    4,294,154
PIMCO Variable Insurance Trust Real Return Portfolio.....................   31,495,013    8,274,551
PIMCO Variable Insurance Trust Total Return Portfolio....................   45,465,912   12,897,014
ProFund VP Bear..........................................................    3,683,424    3,208,852
ProFund VP Biotechnology.................................................    2,008,847      687,704
Rydex|SGI VT Alternative Strategies Allocation Fund......................      465,972       85,313
Rydex|SGI VT Managed Futures Strategy Fund...............................      524,076      132,499
T. Rowe Price Health Sciences Portfolio..................................    4,748,122    1,357,146
Templeton Developing Markets Securities Fund.............................    5,956,727    3,670,218
Templeton Foreign Securities Fund........................................    4,049,385    1,231,424
Templeton Global Bond Securities Fund....................................   37,743,030    8,180,401
Templeton Growth Securities Fund.........................................      991,713      596,529
Van Eck VIP Global Hard Assets Fund......................................   15,041,719    3,226,798

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. During 2011, the EQAT and VIP Trusts, issued a new share class, Class K. The shares of Class K held by the Variable Investment Options as of December 31, 2011, reflect contributions from AXA Equitable. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Class A units, or equivalent units, and Class K units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charges by the Variable Investment Options offered by the non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options. Effective January 1, 2012, Class A units of the Variable Investment Options investing in the EQAT and VIP Portfolios, except EQ/Global Bond PLUS, will be charged a 12b-1 fee.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.14% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Expenses and Related Party Transactions (Concluded)


   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500, AXA Tactical Manager 400, AXA Tactical Manager 2000, AXA Tactical Manager International, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2011 and 2010, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Growth Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Dividend Growth Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------
Shares -- Series II            175,545                               68,069
Value -- Series II        $       5.89                         $      15.19
Net Assets Before Merger  $  1,033,961                         $         --
Net Assets After Merger   $         --                         $  1,033,961
------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------
Shares -- Class A               70,733                              124,498
Value -- Class A          $      13.86                         $      17.94
Shares -- Class B           24,750,301                           34,472,013
Value -- Class B          $      13.86                         $      17.57
Net Assets Before Merger  $344,019,522                         $263,887,253
Net Assets After Merger   $         --                         $607,906,775
------------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011
6. Reorganizations (Concluded)

----------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------
Shares -- Class A                   --                          252,280
Value -- Class A                    --                     $       5.63
Shares -- Class B           16,157,268                       52,913,950
Value -- Class B          $      10.68                     $       5.61
Net Assets Before Merger  $172,559,624                     $125,707,972
Net Assets After Merger   $         --                     $298,267,596
----------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010       MULTIMANAGER LAGE CAP GROWTH     MULTIMANAGER AGGRESIVE EQUITY
----------------------------------------------------------------------------------------
Shares -- Class B           27,549,345                       22,327,597
Value -- Class B          $       7.72                     $      23.38
Net Assets Before Merger  $212,680,942                     $309,338,272
Net Assets After Merger   $         --                     $522,019,214
----------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997..     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997..............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000............     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002............     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003.......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II...................................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002.....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002.......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003..     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series B............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 11.0 -- Series CP...........................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator 11.0 -- Series L............................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series C............................     1.10%          0.25%         0.35%      1.70%     1.70%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                                              ASSET-BASED                 CURRENT   MAXIMUM
                                               MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                               EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                               ------------- -------------- ------------ --------- ---------

Retirement Income for Life....................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY)...............     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/......................     0.50%            --            --       0.50%     0.50%

Accumulator Express...........................     0.70%          0.25%           --       0.95%     0.95%

Retirement Cornerstone Series CP..............     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone Series B...............     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone Series L...............     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone Series C...............     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series B.........     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 11 -- Series CP........     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 11 -- Series C.........     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series L.........     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 11 -- Series ADV.......     0.35%          0.20%         0.10%      0.65%     0.65%

Structured Capital Strategies Series B/(2)/...     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/.     0.65%            --            --       0.65%     0.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10 and         Unit liquidation from
                                                                thereafter.                              account value

                                                                HIGH - 8% in contract years 1 and 2.
                                                                The charge is 7% in contract years 3
                                                                and 4, and declines 1% each contract
                                                                year until it reaches 0% in contract
                                                                year 10.

                                                                *  Note - Depending on the contract
                                                                   and/or certain elections made under
                                                                   the contract, the withdrawal charge
                                                                   may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%                                    Unit liquidation from
                                     date anniversary.                                                   account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                  AMOUNT DEDUCTED                HOW DEDUCTED
                -------                        -----------                  ---------------                 ------------

Protection Plus                         Annually on each contract  LOW - 0.20%                         Unit liquidation from
                                        date anniversary.          HIGH - 0.35%.                       account value

Guaranteed minimum death benefit
options:

Annual ratchet to age 85                Annually on each contract  LOW - 0.20% of the Annual ratchet   Unit liquidation from
                                        date anniversary.          to age 85 benefit base              account value
                                                                   HIGH - 0.35% of the Annual ratchet
                                                                   to age 85 benefit base

Greater of 4% roll up to age 85 or      Annually on each contract  1.00% of the greater of 4% roll-up
Annual ratchet to age 85                date anniversary           to age 85 or Annual ratchet to age
                                                                   85 benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or       Annually on each contract  LOW - 0.50% of the greater of 5%    Unit liquidation from
annual ratchet to age 85                date anniversary.          roll-up to age 85 or annual         account value
                                                                   ratchet to age 85 benefit base
                                                                   HIGH - 1.00 % of 5% roll-up to age
                                                                   85 or Annual ratchet to age 85
                                                                   benefit base

6% rollup to age 80 or 70                                          0.20% of 6% roll-up to age 80 (or
                                                                   70) benefit base

6% rollup to age 85                     Annually on each contract  LOW - 0.35% of the 6% roll-up to    Unit liquidation from
                                        date anniversary.          age 85 benefit base                 account value
                                                                   HIGH - 0.45% of the 6% roll-up to
                                                                   age 85 benefit base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract  LOW - 0.45% of the 6% roll-up to    Unit liquidation from
age 85 or annual ratchet to age 85      date anniversary.          age 85 benefit base or the Annual   account value
                                                                   ratchet to age 85 benefit base,
                                                                   as applicable
                                                                   HIGH - 0.80% of the 6.5%, 6% or 3%
                                                                   roll-up to age 85 benefit base or
                                                                   the Annual ratchet to age 85
                                                                   benefit base, as applicable

Greater of 5% rollup to owner's age 80                             LOW - 0.80% (max 0.95%) of the 5%
or Annual ratchet to owner's age 80                                roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable
                                                                   HIGH - 1.10% (max 1.25%) of the 5%
                                                                   roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable

Greater of compounded annual roll-up                               LOW - 0.80% (max 0.95%) of the
to age 85 or annual ratchet to age 85                              roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable
                                                                   HIGH - 0.90% (max 1.05%) of the
                                                                   roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable

Greater of death benefit                Annually on each contract  Current charge 0.95%. Maximum       Unit liquidation from
                                        date anniversary           charge can be increased to 1.10%    account value
                                                                   if the roll-up benefit base to
                                                                   age 85 resets.

Greater of GMDB I                       Annually on each contract  GMIB I election : 1.00% (max 1.15%) Unit liquidation from
                                        date anniversary           GMIB II election: 1.00% (max 1.30%) account value

Greater of GMDB II                      Annually on each contract  GMIB I election: 1.15% (max 1.30%)  Unit liquidation from
                                        date anniversary           GMIB II election: 1.15% (max 1.45%) account value

Guaranteed Withdrawal Benefit for Life  Annually on each contract  0.30%                               Unit liquidation from
Enhanced Death Benefit                  date anniversary                                               account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Concluded)


                                                WHEN CHARGE
               CHARGES                          IS DEDUCTED                   AMOUNT DEDUCTED                HOW DEDUCTED
                -------                         -----------                   ---------------                 ------------

Earnings Enhancement Benefit            Annually on each contract    0.35%                               Unit liquidation from
(additional death benefit)              date anniversary                                                 account value

Guaranteed Minimum Income Benefit       Annually on each contract    LOW - 0.45%                         Unit liquidation from
                                        date anniversary.            HIGH - 1.15% (max 1.45%)            account value

Guaranteed Principal Benefit            Annually on first 10         LOW - 100% Guaranteed Principal     Unit liquidation from
                                        contract date anniversaries  Benefit - 0.50%                     account value
                                                                     HIGH - 125% Guaranteed Principal
                                                                     Benefit - 0.75%

Guaranteed Withdrawal Benefit           Annually on each contract    LOW - 5% Withdrawal Option is 0.35% Unit liquidation from
                                        date anniversary             HIGH - 7% Withdrawal Option is      account value
                                                                     0.50%

Net Loan Interest charge for Rollover   Netted against loan          2.00%                               Unit liquidation from
                                        repayment                                                        account value

Retirement Income for Life Benefit      Annually on contract date    LOW - 0.60% for Single life         Unit liquidation from
charge                                  anniversary                      0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life
                                                                         0.90% for Joint life

Guaranteed Withdrawal Benefit for Life  Annually on each contract    LOW - 0.60% for Single life;        Unit liquidation from
(GWBL)                                  date anniversary                 0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life;
                                                                         0.90% for Joint life

Death benefit under converted GWBL      Annually on each contract    The GMDB charge in effect prior to  Unit liquidation from
                                        anniversary date             conversion will be deducted. Note   account value
                                                                     - Charge will vary depending on
                                                                     combination GMDB elections.

Converted Guaranteed withdrawal         Upon initial conversion and  Single and Joint life - charge is   Unit liquidation of
benefit for life charge                 annually on each contract    equal to the percentage of          account value
                                        date anniversary thereafter  Guaranteed minimum income benefit base charge deducted as the
                                                                     Guaranteed minimum income benefit
                                                                     charge on the conversion effective
                                                                     date. Annual ratchets may increase
                                                                     the charge to a percentage equal
                                                                     to the maximum charge for the
                                                                     Guaranteed minimum income benefit.

8. Accumulation Unit Values

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
ALL ASSET ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.06         --               --          --        (4.49)%
      Highest contract charge 1.70% Class A (q)  $10.96         --               --          --        (4.94)%
      All contract charges                           --        365           $4,020        2.31%
2010  Lowest contract charge 1.30% Class A (q)   $11.58         --               --          --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53         --               --          --        13.37%
      All contract charges                           --        150           $1,728        3.84%
2009  Lowest contract charge 1.30% Class A (q)   $10.18         --               --          --         0.20%
      Highest contract charge 1.70% Class A (q)  $10.17         --               --          --         0.10%
      All contract charges                           --         --               --        0.75%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------
                                                      UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                      VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                      ------ ------------------ ---------- -------------- ---------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (q) (r)    $10.53           --               --        --        (4.27)%
      Highest contract charge 1.70% Class B (q) (r)   $10.44           --               --        --        (4.66)%
      All contract charges                                --          209       $    2,189      2.01%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.00           --               --        --         8.80%
      Highest contract charge 1.70% Class B (q) (r)   $10.95           --               --        --         8.42%
      All contract charges                                --          184       $    2,018      1.04%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)        $ 8.16           --               --        --       (17.16)%
      Highest contract charge 1.70% Class B (q) (r)   $ 9.24           --               --        --       (17.50)%
      All contract charges                                --          393       $    3,650      2.67%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.25           --               --        --        11.17%
      Highest contract charge 1.70% Class B (q) (r)   $11.20           --               --        --        10.67%
      All contract charges                                --          144       $    1,621      0.54%
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)   $11.00           --               --        --        (0.45)%
      Highest contract charge 1.70% Class II (q) (r)  $10.91           --               --        --        (0.82)%
      All contract charges                                --          108       $    1,180      1.66%
2010  Lowest contract charge 1.30% Class II (q) (r)   $11.05           --               --        --         9.30%
      Highest contract charge 1.70% Class II (q) (r)  $11.00           --               --        --         8.91%
      All contract charges                                --           35       $      385      1.67%
AMERICAN CENTURY VP MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class II (v)       $10.45           --               --        --        (3.24)%
      Highest contract charge 1.70% Class II (q)      $11.97           --               --        --        (2.52)%
      All contract charges                                --          550       $    6,610      1.36%
2010  Lowest contract charge 1.30% Class II (q)       $12.34           --               --        --        17.41%
      Highest contract charge 1.70% Class II (q)      $12.28           --               --        --        16.95%
      All contract charges                                --          216       $    2,654      3.23%
2009  Lowest contract charge 1.30% Class II (q)       $10.51           --               --        --         1.55%
      Highest contract charge 1.70% Class II (q)      $10.50           --               --        --         1.45%
      All contract charges                                --           --       $        1      1.80%
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A            $10.48           --               --        --        (8.47)%
      Highest contract charge 1.70% Class A           $10.39           --               --        --        (8.86)%
      All contract charges                                --        1,194       $   12,486      1.24%
2010  Lowest contract charge 1.30% Class A            $11.45           --               --        --        11.93%
      Highest contract charge 1.70% Class A           $11.40           --               --        --        11.44%
      All contract charges                                --          686       $    7,851      1.55%
2009  Lowest contract charge 1.30% Class A            $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A           $10.23           --               --        --         0.39%
      All contract charges                                --            3       $       29        --
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B            $10.74           --               --        --        (8.60)%
      Highest contract charge 1.90% Class B           $10.11           --               --        --        (9.33)%
      All contract charges                                --      231,299       $2,591,021      1.24%
2010  Lowest contract charge 0.50% Class B            $12.29           --               --        --        12.55%
      Highest contract charge 1.90% Class B           $11.15           --               --        --        10.95%
      All contract charges                                --      250,059       $3,071,781      1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $10.92           --               --        --        26.71%
      Highest contract charge 1.90% Class B      $10.05           --               --        --        24.82%
      All contract charges                           --      264,282       $2,913,632      1.00%
2008  Lowest contract charge 0.50% Class B       $ 8.62           --               --        --       (39.51)%
      Highest contract charge 1.90% Class B      $ 8.05           --               --        --       (40.33)%
      All contract charges                           --      249,764       $2,198,545      1.66%
2007  Lowest contract charge 0.50% Class B       $14.25           --               --        --         5.63%
      Highest contract charge 1.90% Class B      $13.49           --               --        --         4.17%
      All contract charges                                   189,188       $2,787,372      3.04%
AXA BALANCED STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.56           --               --        --        (3.65)%
      Highest contract charge 1.70% Class B (p)  $10.47           --               --        --        (4.03)%
      All contract charges                           --       77,122       $  864,298      1.41%
2010  Lowest contract charge 1.30% Class B (p)   $10.96           --               --        --         8.62%
      Highest contract charge 1.70% Class B (p)  $10.91           --               --        --         8.13%
      All contract charges                           --       43,235       $  508,706      2.00%
2009  Lowest contract charge 1.30% Class B (p)   $10.09           --               --        --        (0.30)%
      Highest contract charge 1.70% Class B (p)  $10.09           --               --        --        (0.20)%
      All contract charges                           --        8,275       $   93,171      2.87%
AXA CONSERVATIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.71           --               --        --         0.69%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         0.00%
      All contract charges                           --      170,929       $2,014,227      1.74%
2010  Lowest contract charge 0.50% Class B       $12.16           --               --        --         6.67%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         5.25%
      All contract charges                           --      167,849       $1,970,907      2.11%
2009  Lowest contract charge 0.50% Class B       $11.40           --               --        --         9.27%
      Highest contract charge 1.90% Class B      $10.48           --               --        --         7.76%
      All contract charges                           --      170,307       $1,893,018      2.38%
2008  Lowest contract charge 0.50% Class B       $10.43           --               --        --       (11.46)%
      Highest contract charge 1.90% Class B      $ 9.73           --               --        --       (12.74)%
      All contract charges                           --      130,528       $1,340,728      6.68%
2007  Lowest contract charge 0.50% Class B       $11.78           --               --        --         5.27%
      Highest contract charge 1.90% Class B      $11.15           --               --        --         3.82%
      All contract charges                                    43,687       $  512,686      4.38%
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.55           --               --        --        (2.68)%
      Highest contract charge 1.70% Class B (p)  $10.45           --               --        --        (3.15)%
      All contract charges                           --       41,147       $  456,027      1.49%
2010  Lowest contract charge 1.30% Class B (p)   $10.84           --               --        --         7.75%
      Highest contract charge 1.70% Class B (p)  $10.79           --               --        --         7.36%
      All contract charges                           --       24,643       $  283,665      1.91%
2009  Lowest contract charge 1.30% Class B (p)   $10.06           --               --        --        (0.40)%
      Highest contract charge 1.70% Class B (p)  $10.05           --               --        --        (0.40)%
      All contract charges                           --        4,833       $   53,791      3.54%
AXA CONSERVATIVE STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.87           --               --        --        (0.50)%
      Highest contract charge 1.70% Class B (p)  $10.42           --               --        --        (0.95)%
      All contract charges                           --       28,161       $  305,265      1.76%
2010  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --         5.91%
      Highest contract charge 1.70% Class B (p)  $10.52           --               --        --         5.41%
      All contract charges                           --       15,143       $  166,345      2.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class B (p)   $ 9.98           --               --        --        (0.70)%
      Highest contract charge 1.70% Class B (p)  $ 9.98           --               --        --        (0.70)%
      All contract charges                           --        3,109       $   33,065      4.46%
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.36           --               --        --        (1.82)%
      Highest contract charge 1.90% Class B      $10.70           --               --        --        (2.55)%
      All contract charges                           --      141,974       $1,647,589      1.50%
2010  Lowest contract charge 0.50% Class B       $12.11           --               --        --         8.51%
      Highest contract charge 1.90% Class B      $10.98           --               --        --         7.02%
      All contract charges                           --      149,637       $1,775,692      1.99%
2009  Lowest contract charge 0.50% Class B       $11.16           --               --        --        13.83%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        12.28%
      All contract charges                           --      152,280       $1,682,551      1.98%
2008  Lowest contract charge 0.50% Class B       $ 9.80           --               --        --       (19.80)%
      Highest contract charge 1.90% Class B      $ 9.14           --               --        --       (21.00)%
      All contract charges                           --      126,714       $1,241,651      3.99%
2007  Lowest contract charge 0.50% Class B       $12.22           --               --        --         4.98%
      Highest contract charge 1.90% Class B      $11.57           --               --        --         3.49%
      All contract charges                                    83,083       $1,028,164      3.70%
AXA GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --        (5.62)%
      Highest contract charge 1.70% Class B (p)  $10.48           --               --        --        (6.01)%
      All contract charges                           --       60,162       $  726,066      1.28%
2010  Lowest contract charge 1.30% Class B (p)   $11.20           --               --        --        10.24%
      Highest contract charge 1.70% Class B (p)  $11.15           --               --        --         9.74%
      All contract charges                           --       44,484       $  517,788      1.51%
2009  Lowest contract charge 1.30% Class B (p)   $10.16           --               --        --         0.00%
      Highest contract charge 1.70% Class B (p)  $10.16           --               --        --         0.00%
      All contract charges                           --       16,690       $  196,220      1.94%
AXA MODERATE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.60           --               --        --        (3.46)%
      Highest contract charge 1.70% Class A (q)  $10.51           --               --        --        (3.84)%
      All contract charges                           --        2,717       $   28,735      1.47%
2010  Lowest contract charge 1.30% Class A (q)   $10.98           --               --        --         8.71%
      Highest contract charge 1.70% Class A (q)  $10.93           --               --        --         8.33%
      All contract charges                           --        1,305       $   14,308      2.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.10           --               --        --        (0.20)%
      Highest contract charge 1.70% Class A (q)  $10.09           --               --        --        (0.20)%
      All contract charges                           --            2       $       24      1.45%
AXA MODERATE ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $52.05           --               --        --        (3.31)%
      Highest contract charge 1.90% Class B      $40.54           --               --        --        (4.23)%
      All contract charges                           --      460,615       $6,742,287      1.47%
2010  Lowest contract charge 0.50% Class B       $60.28           --               --        --         9.36%
      Highest contract charge 1.90% Class B      $42.33           --               --        --         7.82%
      All contract charges                           --      494,825       $7,532,763      2.12%
2009  Lowest contract charge 0.50% Class B       $55.12           --               --        --        16.43%
      Highest contract charge 1.90% Class B      $39.26           --               --        --        14.80%
      All contract charges                           --      509,246       $7,164,791      1.45%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS    INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)    INCOME RATIO** RETURN***
                                                 ------ ------------------ ----------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $47.34           --                --        --       (24.86)%
      Highest contract charge 1.90% Class B      $34.20           --                --        --       (25.91)%
      All contract charges                           --      438,140       $ 5,361,993      4.05%
2007  Lowest contract charge 0.50% Class B       $63.00           --                --        --         5.74%
      Highest contract charge 1.90% Class B      $46.16           --                --        --         4.25%
      All contract charges                                   339,622       $ 5,580,780      3.49%
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.69           --                --        --        (5.65)%
      Highest contract charge 1.70% Class B (p)  $10.48           --                --        --        (4.99)%
      All contract charges                           --      201,465       $ 2,244,950      1.33%
2010  Lowest contract charge 1.30% Class B (p)   $11.08           --                --        --         9.38%
      Highest contract charge 1.70% Class B (p)  $11.03           --                --        --         8.99%
      All contract charges                           --      106,632       $ 1,269,198      1.99%
2009  Lowest contract charge 1.30% Class B (p)   $10.13           --                --        --        (0.10)%
      Highest contract charge 1.70% Class B (p)  $10.12           --                --        --        (0.20)%
      All contract charges                           --       18,371       $   214,806      2.33%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.55           --                --        --        (5.97)%
      Highest contract charge 1.70% Class A (q)  $10.46           --                --        --        (6.36)%
      All contract charges                           --        2,878       $    30,294      1.37%
2010  Lowest contract charge 1.30% Class A (q)   $11.22           --                --        --        10.32%
      Highest contract charge 1.70% Class A (q)  $11.17           --                --        --         9.94%
      All contract charges                           --        1,401       $    15,700      1.70%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --                --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.16           --                --        --         0.10%
      All contract charges                           --           33       $       334      1.36%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.44           --                --        --        (5.84)%
      Highest contract charge 1.90% Class B      $10.61           --                --        --        (6.68)%
      All contract charges                           --      799,917       $ 9,493,247      1.37%
2010  Lowest contract charge 0.50% Class B       $12.54           --                --        --        10.97%
      Highest contract charge 1.90% Class B      $11.37           --                --        --         9.43%
      All contract charges                           --      866,067       $10,977,390      1.70%
2009  Lowest contract charge 0.50% Class B       $11.30           --                --        --        21.35%
      Highest contract charge 1.90% Class B      $10.39           --                --        --        19.61%
      All contract charges                           --      908,945       $10,483,044      1.36%
2008  Lowest contract charge 0.50% Class B       $ 9.31           --                --        --       (32.14)%
      Highest contract charge 1.90% Class B      $ 8.69           --                --        --       (33.05)%
      All contract charges                           --      853,511       $ 8,197,686      2.40%
2007  Lowest contract charge 0.50% Class B       $13.72           --                --        --         5.86%
      Highest contract charge 1.90% Class B      $12.98           --                --        --         4.34%
      All contract charges                                   689,233       $ 9,864,221      3.23%
AXA TACTICAL MANAGER 2000
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.49           --                --        --       (13.81)%
      Highest contract charge 1.70% Class B (q)  $11.46           --                --        --       (12.05)%
      All contract charges                           --        4,308       $    49,629      0.03%
2010  Lowest contract charge 1.30% Class B (q)   $13.09           --                --        --        21.77%
      Highest contract charge 1.70% Class B (q)  $13.03           --                --        --        21.32%
      All contract charges                           --        1,905       $    24,898      0.08%
2009  Lowest contract charge 1.30% Class B (q)   $10.75           --                --        --         2.76%
      Highest contract charge 1.70% Class B (q)  $10.74           --                --        --         2.58%
      All contract charges                           --            7       $        78      0.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
AXA TACTICAL MANAGER 400
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.67          --               --         --       (11.93)%
      Highest contract charge 1.70% Class B (q)        $11.39          --               --         --        (9.75)%
      All contract charges                                 --       3,936         $ 45,056       0.05%
2010  Lowest contract charge 1.30% Class B (q)         $12.68          --               --         --        21.34%
      Highest contract charge 1.70% Class B (q)        $12.62          --               --         --        20.88%
      All contract charges                                 --       1,775         $ 22,475         --
2009  Lowest contract charge 1.30% Class B (q)         $10.45          --               --         --         1.65%
      Highest contract charge 1.70% Class B (q)        $10.44          --               --         --         1.66%
      All contract charges                                 --           7         $     75       0.01%
AXA TACTICAL MANAGER 500
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.86          --               --         --        (7.24)%
      Highest contract charge 1.70% Class B (q)        $10.68          --               --         --        (5.40)%
      All contract charges                                 --       9,807         $105,270       0.61%
2010  Lowest contract charge 1.30% Class B (q)         $11.34          --               --         --        10.85%
      Highest contract charge 1.70% Class B (q)        $11.29          --               --         --        10.36%
      All contract charges                                 --       4,542         $ 51,399       0.65%
2009  Lowest contract charge 1.30% Class B (q)         $10.23          --               --         --         0.00%
      Highest contract charge 1.70% Class B (q)        $10.23          --               --         --         0.00%
      All contract charges                                 --          25         $    261       0.03%
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 8.18          --               --         --       (19.09)%
      Highest contract charge 1.70% Class B (q)        $ 8.49          --               --         --       (17.41)%
      All contract charges                                 --       9,274         $ 79,116       1.87%
2010  Lowest contract charge 1.30% Class B (q)         $10.33          --               --         --         3.30%
      Highest contract charge 1.70% Class B (q)        $10.28          --               --         --         2.90%
      All contract charges                                 --       4,133         $ 42,628       1.38%
2009  Lowest contract charge 1.30% Class B (q)         $10.00          --               --         --        (0.20)%
      Highest contract charge 1.70% Class B (q)        $ 9.99          --               --         --        (0.30)%
      All contract charges                                 --           8         $     81       0.05%
AXA ULTRA CONSERVATIVE STRATEGY
      Unit Value 1.30% to 1.30%*
2011  Lowest contract charge 1.30% Class B (aa)        $10.05          --               --         --         0.50%
      Highest contract charge 1.30% Class B (aa)       $10.05          --               --         --         0.50%
      All contract charges                                 --          --               --       0.42%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $ 9.62          --               --         --        (5.59)%
      Lowest contract charge 1.70% Class III (q)       $10.35          --               --         --        (5.31)%
      All contract charges                                 --       2,891         $ 30,083       3.14%
2010  Lowest contract charge 1.30% Class III (q)       $10.98          --               --         --         8.39%
      Lowest contract charge 1.70% Class III (q)       $10.93          --               --         --         7.90%
      All contract charges                                 --       1,831         $ 20,063       2.23%
2009  Lowest contract charge 1.30% Class III (q)       $10.13          --               --         --        (0.49)%
      Lowest contract charge 1.70% Class III (q)       $10.13          --               --         --        (0.39)%
      All contract charges                                 --          63         $    644       1.59%
BLACKROCK LARGE CAP GROWTH V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $10.56          --               --         --        (2.22)%
      Highest contract charge 1.70% Class III (q) (r)  $11.68          --               --         --         0.60%
      All contract charges                                 --         429         $  5,041       0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class III (q) (r)   $11.67           --              --         --        13.63%
      Highest contract charge 1.70% Class III (q) (r)  $11.61           --              --         --        13.16%
      All contract charges                                 --          158        $  1,845       1.10%
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (w)         $ 9.51           --              --         --        (4.90)%
      Highest contract charge 1.70% Class B (w)        $ 9.48           --              --         --        (5.20)%
      All contract charges                                 --        5,946        $ 56,477         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)         $10.66           --              --         --        (4.65)%
      Highest contract charge 1.70% Class A (q)        $13.78           --              --         --        (2.13)%
      All contract charges                                 --          258        $  3,572         --
2010  Lowest contract charge 1.30% Class A (q)         $14.14           --              --         --        31.78%
      Highest contract charge 1.70% Class A (q)        $14.08           --              --         --        31.34%
      All contract charges                                 --          168        $  2,379         --
2009  Lowest contract charge 1.30% Class A (q)         $10.73           --              --         --         3.27%
      Highest contract charge 1.70% Class A (q)        $10.72           --              --         --         3.18%
      All contract charges                                 --           --        $      2       0.02%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B             $20.90           --              --         --        (1.55)%
      Highest contract charge 1.90% Class B            $18.14           --              --         --        (2.53)%
      All contract charges                                 --       25,346        $432,523         --
2010  Lowest contract charge 0.50% Class B             $22.59           --              --         --        32.57%
      Highest contract charge 1.90% Class B            $18.61           --              --         --        30.69%
      All contract charges                                 --       26,419        $462,036         --
2009  Lowest contract charge 0.50% Class B             $17.04           --              --         --        35.03%
      Highest contract charge 1.90% Class B            $14.24           --              --         --        33.07%
      All contract charges                                 --       25,519        $342,139       0.02%
2008  Lowest contract charge 0.50% Class B             $12.62           --              --         --       (44.94)%
      Highest contract charge 1.90% Class B            $10.70           --              --         --       (45.71)%
      All contract charges                                 --       27,869        $280,414         --
2007  Lowest contract charge 0.50% Class B             $22.92           --              --         --        16.11%
      Highest contract charge 1.90% Class B            $19.71           --              --         --        14.46%
      All contract charges                                          28,246        $526,859         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)         $11.63           --              --         --       (10.54)%
      Highest contract charge 1.70% Class A (q)        $11.53           --              --         --       (10.90)%
      All contract charges                                 --          170        $  1,967       0.14%
2010  Lowest contract charge 1.30% Class A (q)         $13.00           --              --         --        22.99%
      Highest contract charge 1.70% Class A (q)        $12.94           --              --         --        22.42%
      All contract charges                                 --          109        $  1,418       0.19%
2009  Lowest contract charge 1.30% Class A (q)         $10.57           --              --         --         1.44%
      Highest contract charge 1.70% Class A (q)        $10.57           --              --         --         1.54%
      All contract charges                                 --           --              --       1.03%
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B             $ 8.94           --              --         --       (10.60)%
      Highest contract charge 1.90% Class B            $ 8.60           --              --         --       (11.34)%
      All contract charges                                 --       14,016        $123,318       0.14%
2010  Lowest contract charge 0.50% Class B             $10.31           --              --         --        23.62%
      Highest contract charge 1.90% Class B            $ 9.70           --              --         --        21.86%
      All contract charges                                 --       13,485        $133,212       0.19%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 8.34           --              --         --        27.51%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        25.69%
      All contract charges                           --       12,629        $101,917       1.03%
2008  Lowest contract charge 0.50% Class B       $ 6.54                                               (33.67)%
      Highest contract charge 1.90% Class B      $ 6.33                                               (34.61)%
      All contract charges                           --       11,658        $ 74,460       1.06%
2007  Lowest contract charge 0.50% Class B       $ 9.86                                                (9.12)%
      Highest contract charge 1.90% Class B      $ 9.68                                               (10.37)%
      All contract charges                                     5,985        $ 58,243       0.48%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.10           --              --         --        (6.57)%
      Highest contract charge 1.70% Class A (q)  $10.94           --              --         --        (4.54)%
      All contract charges                           --        2,342        $ 25,770       1.26%
2010  Lowest contract charge 1.30% Class A (q)   $11.51           --              --         --        11.10%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        10.62%
      All contract charges                           --        1,070        $ 12,298       1.30%
2009  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         0.68%
      Highest contract charge 1.70% Class A (q)  $10.36           --              --         --         0.68%
      All contract charges                           --           --        $      3       2.75%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $21.81           --              --         --        (4.05)%
      Highest contract charge 1.90% Class B      $18.94           --              --         --        (4.92)%
      All contract charges                           --       56,317        $826,492       1.26%
2010  Lowest contract charge 0.50% Class B       $24.18           --              --         --        11.74%
      Highest contract charge 1.90% Class B      $19.92           --              --         --        10.12%
      All contract charges                           --       54,746        $848,219       1.30%
2009  Lowest contract charge 0.50% Class B       $21.64           --              --         --        29.60%
      Highest contract charge 1.90% Class B      $18.09           --              --         --        27.82%
      All contract charges                           --       52,534        $745,364       2.75%
2008  Lowest contract charge 0.50% Class B       $16.70           --              --         --       (36.86)%
      Highest contract charge 1.90% Class B      $14.15           --              --         --       (37.77)%
      All contract charges                           --       46,485        $522,247       1.73%
2007  Lowest contract charge 0.50% Class B       $26.45           --              --         --         0.69%
      Highest contract charge 1.90% Class B      $22.74           --              --         --        (0.74)%
      All contract charges                                    45,201        $829,334       1.08%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.45           --              --         --        (1.46)%
      Highest contract charge 1.70% Class A (q)  $11.35           --              --         --        (1.90)%
      All contract charges                           --          221        $  2,525       1.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --              --         --        14.48%
      Highest contract charge 1.70% Class A (q)  $11.57           --              --         --        14.10%
      All contract charges                           --           77        $    889       2.49%
2009  Lowest contract charge 1.30% Class A (q)   $10.15           --              --         --        (0.39)%
      Highest contract charge 1.70% Class A (q)  $10.14           --              --         --        (0.39)%
      All contract charges                           --           --              --       2.55%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 6.03           --              --         --        (1.31)%
      Highest contract charge 1.90% Class B      $ 5.31           --              --         --        (2.39)%
      All contract charges                           --       46,896        $212,989       1.90%
2010  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --        15.18%
      Highest contract charge 1.90% Class B      $ 5.44           --              --         --        13.57%
      All contract charges                           --       45,605        $214,535       2.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 5.60           --               --        --        10.97%
      Highest contract charge 1.90% Class B      $ 4.79           --               --        --         9.34%
      All contract charges                           --       43,320       $  182,082      2.55%
2008  Lowest contract charge 0.50% Class B       $ 5.05           --               --        --       (32.67)%
      Highest contract charge 1.90% Class B      $ 4.38           --               --        --       (33.54)%
      All contract charges                           --       39,344       $  157,390      2.44%
2007  Lowest contract charge 0.50% Class B       $ 7.50           --               --        --         3.31%
      Highest contract charge 1.90% Class B      $ 6.59           --               --        --         1.70%
      All contract charges                                    31,430       $  202,051      1.82%
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 7.81           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 7.24           --               --        --        (1.50)%
      All contract charges                           --        4,681       $   42,315      0.35%
2010  Lowest contract charge 0.50% Class B       $ 8.54           --               --        --        11.93%
      Highest contract charge 1.90% Class B      $ 7.27           --               --        --        10.49%
      All contract charges                           --        5,101       $   46,879      0.05%
2009  Lowest contract charge 0.50% Class B       $ 7.63           --               --        --        30.12%
      Highest contract charge 1.90% Class B      $ 6.58           --               --        --        28.35%
      All contract charges                           --        5,534       $   45,654      0.24%
2008  Lowest contract charge 0.50% Class B       $ 5.86           --               --        --       (45.44)%
      Highest contract charge 1.90% Class B      $ 5.13           --               --        --       (46.23)%
      All contract charges                           --        5,674       $   36,090      0.30%
2007  Lowest contract charge 0.50% Class B       $10.74           --               --        --        11.53%
      Highest contract charge 1.90% Class B      $ 9.54           --               --        --         9.91%
      All contract charges                                     5,341       $   62,358      0.23%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.28           --               --        --         2.85%
      Highest contract charge 1.70% Class A (q)  $12.18           --               --        --         2.53%
      All contract charges                           --           90       $    1,098      0.71%
2010  Lowest contract charge 1.30% Class A (q)   $11.94           --               --        --        14.59%
      Highest contract charge 1.70% Class A (q)  $11.88           --               --        --        14.12%
      All contract charges                           --           50       $      602      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.42           --               --        --         1.56%
      Highest contract charge 1.70% Class A (q)  $10.41           --               --        --         1.56%
      All contract charges                           --           --               --      1.14%
EQ/CAPITAL GUARDIAN RESEARCH (A)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.49           --               --        --         3.05%
      Highest contract charge 1.90% Class B      $11.05           --               --        --         2.03%
      All contract charges                           --       69,996       $  835,757      0.71%
2010  Lowest contract charge 0.50% Class B       $12.78           --               --        --        15.24%
      Highest contract charge 1.90% Class B      $10.83           --               --        --        13.64%
      All contract charges                           --       77,666       $  904,589      0.74%
2009  Lowest contract charge 0.50% Class B       $11.09           --               --        --        30.79%
      Highest contract charge 1.90% Class B      $ 9.53           --               --        --        29.02%
      All contract charges                           --       86,472       $  882,191      1.14%
2008  Lowest contract charge 0.50% Class B       $ 8.48           --               --        --       (39.94)%
      Highest contract charge 1.90% Class B      $ 7.39           --               --        --       (40.83)%
      All contract charges                           --       96,287       $  757,787      0.91%
2007  Lowest contract charge 0.50% Class B       $14.12           --               --        --         1.15%
      Highest contract charge 1.90% Class B      $12.49           --               --        --        (0.32)%
      All contract charges                                   113,240       $1,497,202      1.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                  UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                  VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------- ------------------ ---------- -------------- ---------
EQ/COMMON STOCK INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 11.77           --               --        --        (0.59)%
      Highest contract charge 1.70% Class A (q)  $ 11.67           --               --        --        (0.93)%
      All contract charges                            --          166       $    1,957      1.24%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.84           --               --        --        14.73%
      Highest contract charge 1.70% Class A (q)  $ 11.78           --               --        --        14.15%
      All contract charges                            --           93       $    1,103      1.26%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.32           --               --        --         0.39%
      Highest contract charge 1.70% Class A (q)  $ 10.32           --               --        --         0.39%
      All contract charges                            --           --               --      1.80%
EQ/COMMON STOCK INDEX (N)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $250.92           --               --        --        (0.42)%
      Highest contract charge 1.90% Class B      $177.52           --               --        --        (1.38)%
      All contract charges                            --       34,703       $  717,818      1.24%
2010  Lowest contract charge 0.50% Class B       $295.18           --               --        --        15.29%
      Highest contract charge 1.90% Class B      $180.00           --               --        --        13.67%
      All contract charges                            --       38,136       $  803,765      1.26%
2009  Lowest contract charge 0.50% Class B       $256.03           --               --        --        27.69%
      Highest contract charge 1.90% Class B      $158.35           --               --        --        25.90%
      All contract charges                            --       41,528       $  776,118      1.80%
2008  Lowest contract charge 0.50% Class B       $200.52           --               --        --       (44.08)%
      Highest contract charge 1.90% Class B      $125.78           --               --        --       (44.87)%
      All contract charges                            --       40,142       $  617,520      1.63%
2007  Lowest contract charge 0.50% Class B       $358.57           --               --        --         2.96%
      Highest contract charge 1.90% Class B      $228.16           --               --        --         1.51%
      All contract charges                                     41,874       $1,221,553      0.97%
EQ/CORE BOND INDEX (L)
      Unit Value 0.65% to 1.90%*
2011  Lowest contract charge 0.65% Class B       $ 10.16           --               --        --         4.21%
      Highest contract charge 1.90% Class B      $ 13.23           --               --        --         2.80%
      All contract charges                            --       97,647       $1,156,460      1.89%
2010  Lowest contract charge 0.50% Class B       $ 15.47           --               --        --         5.24%
      Highest contract charge 1.90% Class B      $ 12.87           --               --        --         3.79%
      All contract charges                            --       94,923       $1,102,809      2.24%
2009  Lowest contract charge 0.50% Class B       $ 14.70           --               --        --         2.17%
      Highest contract charge 1.90% Class B      $ 12.40           --               --        --         0.76%
      All contract charges                            --       89,630       $1,013,962      2.61%
2008  Lowest contract charge 0.50% Class B       $ 14.39           --               --        --        (9.38)%
      Highest contract charge 1.90% Class B      $ 12.31           --               --        --       (10.67)%
      All contract charges                            --       80,413       $  913,345      4.06%
2007  Lowest contract charge 0.50% Class B       $ 15.88           --               --        --         2.58%
      Highest contract charge 1.90% Class B      $ 13.78           --               --        --         1.10%
      All contract charges                                     99,922       $1,271,392      4.32%
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 10.72           --               --        --        (5.72)%
      Highest contract charge 1.70% Class A (q)  $ 10.63           --               --        --        (6.01)%
      All contract charges                            --          728       $    7,778      0.31%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.37           --               --        --        10.60%
      Highest contract charge 1.70% Class A (q)  $ 11.31           --               --        --        10.13%
      All contract charges                            --          348       $    3,958      0.81%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.28           --               --        --         1.48%
      Highest contract charge 1.70% Class A (q)  $ 10.27           --               --        --         1.48%
      All contract charges                            --           --       $        7      1.73%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.23           --               --        --        (5.62)%
      Highest contract charge 1.90% Class B      $ 8.77           --               --        --        (6.50)%
      All contract charges                           --       34,132       $  306,088      0.31%
2010  Lowest contract charge 0.50% Class B       $ 9.97           --               --        --        11.27%
      Highest contract charge 1.90% Class B      $ 9.38           --               --        --         9.71%
      All contract charges                           --       37,420       $  357,290      0.81%
2009  Lowest contract charge 0.50% Class B       $ 8.96           --               --        --        32.03%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --        30.18%
      All contract charges                           --       39,080       $  338,925      1.73%
2008  Lowest contract charge 0.50% Class B       $ 6.79           --               --        --       (39.54)%
      Highest contract charge 1.90% Class B      $ 6.57           --               --        --       (40.38)%
      All contract charges                           --       36,597       $  242,910      0.62%
2007  Lowest contract charge 0.50% Class B       $11.23           --               --        --         3.22%
      Highest contract charge 1.90% Class B      $11.02           --               --        --         1.75%
      All contract charges                                    24,733       $  273,949      0.62%
EQ/EQUITY 500 INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.67           --               --        --         0.52%
      Highest contract charge 1.70% Class A (q)  $11.57           --               --        --         0.09%
      All contract charges                           --        1,156       $   13,434      1.45%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        13.16%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.67%
      All contract charges                           --          501       $    5,807      1.43%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --            3       $       34      1.96%
EQ/EQUITY 500 INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $28.94           --               --        --         0.56%
      Highest contract charge 1.90% Class B      $24.37           --               --        --        (0.41)%
      All contract charges                           --       68,631       $1,153,634      1.45%
2010  Lowest contract charge 0.50% Class B       $31.06           --               --        --        13.81%
      Highest contract charge 1.90% Class B      $24.47           --               --        --        12.20%
      All contract charges                           --       73,975       $1,249,931      1.43%
2009  Lowest contract charge 0.50% Class B       $27.29           --               --        --        25.25%
      Highest contract charge 1.90% Class B      $21.81           --               --        --        23.48%
      All contract charges                           --       75,725       $1,151,603      1.96%
2008  Lowest contract charge 0.50% Class B       $21.79           --               --        --       (37.64)%
      Highest contract charge 1.90% Class B      $17.66           --               --        --       (38.51)%
      All contract charges                           --       71,841       $  912,729      1.72%
2007  Lowest contract charge 0.50% Class B       $34.94           --               --        --         4.42%
      Highest contract charge 1.90% Class B      $28.72           --               --        --         2.94%
      All contract charges                                    74,013       $1,576,822      1.31%
EQ/EQUITY GROWTH PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.07           --               --        --        (7.03)%
      Highest contract charge 1.90% Class B      $13.64           --               --        --        (7.96)%
      All contract charges                           --       81,896       $1,038,983      0.26%
2010  Lowest contract charge 0.50% Class B       $16.92           --               --        --        14.71%
      Highest contract charge 1.90% Class B      $14.82           --               --        --        13.04%
      All contract charges                           --       93,768       $1,288,091      0.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $14.75           --               --        --        27.15%
      Highest contract charge 1.90% Class B      $13.11           --               --        --        25.42%
      All contract charges                           --      108,738       $1,316,635      0.85%
2008  Lowest contract charge 0.50% Class B       $11.60           --               --        --       (40.57)%
      Highest contract charge 1.90% Class B      $10.45           --               --        --       (41.46)%
      All contract charges                           --      118,651       $1,143,520      0.95%
2007  Lowest contract charge 0.50% Class B       $19.52           --               --        --        13.49%
      Highest contract charge 1.90% Class B      $17.85           --               --        --        11.91%
      All contract charges                                   115,724       $1,909,092      0.18%
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.22           --               --        --        (0.97)%
      Highest contract charge 1.70% Class A (q)  $11.13           --               --        --        (1.33)%
      All contract charges                           --           93       $    1,047      3.36%
2010  Lowest contract charge 1.30% Class A (q)   $11.33           --               --        --        10.11%
      Highest contract charge 1.70% Class A (q)  $11.28           --               --        --         9.73%
      All contract charges                           --           62       $      703      2.96%
2009  Lowest contract charge 1.30% Class A (q)   $10.29           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.28           --               --        --         0.19%
      All contract charges                           --           --               --      5.95%
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $10.07           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 9.62           --               --        --        (1.74)%
      All contract charges                           --       53,542       $  523,704      3.36%
2010  Lowest contract charge 0.50% Class B       $10.36           --               --        --        10.68%
      Highest contract charge 1.90% Class B      $ 9.75           --               --        --         9.18%
      All contract charges                           --       54,951       $  545,194      2.96%
2009  Lowest contract charge 0.50% Class B       $ 9.36           --               --        --        29.97%
      Highest contract charge 1.90% Class B      $ 8.93           --               --        --        28.10%
      All contract charges                           --       65,970       $  596,850      5.95%
2008  Lowest contract charge 0.50% Class B       $ 7.20           --               --        --       (32.20)%
      Highest contract charge 1.90% Class B      $ 6.97           --               --        --       (33.11)%
      All contract charges                           --       60,463       $  425,663      6.36%
2007  Lowest contract charge 0.50% Class B       $10.62           --               --        --         1.53%
      Highest contract charge 1.90% Class B      $10.42           --               --        --         0.10%
      All contract charges                                    57,439       $  601,803      4.16%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.57           --               --        --        (5.37)%
      Highest contract charge 1.70% Class A (q)  $10.47           --               --        --        (5.85)%
      All contract charges                           --           89       $      940      1.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.17           --               --        --         9.19%
      Highest contract charge 1.70% Class A (q)  $11.12           --               --        --         8.70%
      All contract charges                           --           40       $      455      1.99%
2009  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --         0.29%
      All contract charges                           --           --       $        2      2.46%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B (e)   $ 7.78           --               --        --        (5.58)%
      Highest contract charge 1.90% Class B (e)  $ 7.51           --               --        --        (6.24)%
      All contract charges                           --      158,716       $1,214,424      1.78%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B (e)   $ 8.43           --               --        --         9.77%
      Highest contract charge 1.90% Class B (e)  $ 8.01           --               --        --         8.24%
      All contract charges                           --      169,484       $1,377,768      1.99%
2009  Lowest contract charge 0.50% Class B (e)   $ 7.68           --               --        --        27.78%
      Highest contract charge 1.90% Class B (e)  $ 7.40           --               --        --        26.04%
      All contract charges                           --      179,402       $1,341,290      2.46%
2008  Lowest contract charge 0.50% Class B (e)   $ 6.01           --               --        --       (37.20)%
      Highest contract charge 1.90% Class B (e)  $ 5.87           --               --        --       (38.08)%
      All contract charges                           --      168,583       $  996,068      5.08%
2007  Lowest contract charge 0.50% Class B (e)   $ 9.57           --               --        --        (4.30)%
      Highest contract charge 1.90% Class B (e)  $ 9.48           --               --        --        (5.20)%
      All contract charges                                    83,451       $  793,251      2.63%
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.08           --               --        --         0.27%
      Highest contract charge 1.70% Class A (q)  $10.98           --               --        --        (0.09)%
      All contract charges                           --          360       $    3,979      0.19%
2010  Lowest contract charge 1.30% Class A (q)   $11.05           --               --        --         8.55%
      Highest contract charge 1.70% Class A (q)  $10.99           --               --        --         7.96%
      All contract charges                           --          163       $    1,798        --
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.69%
      All contract charges                           --           --               --        --
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.89           --               --        --         0.39%
      Highest contract charge 1.90% Class B      $12.09           --               --        --        (0.58)%
      All contract charges                           --       16,273       $  201,854      0.19%
2010  Lowest contract charge 0.50% Class B       $13.17           --               --        --         9.02%
      Highest contract charge 1.90% Class B      $12.16           --               --        --         7.61%
      All contract charges                           --       14,455       $  179,603        --
2009  Lowest contract charge 0.50% Class B       $12.08           --               --        --        16.01%
      Highest contract charge 1.90% Class B      $11.30           --               --        --        14.41%
      All contract charges                           --       11,998       $  137,992        --
2008  Lowest contract charge 0.50% Class B       $10.41           --               --        --       (14.25)%
      Highest contract charge 1.90% Class B      $ 9.88           --               --        --       (15.48)%
      All contract charges                           --       11,081       $  111,017      0.50%
2007  Lowest contract charge 0.50% Class B       $12.14           --               --        --         2.97%
      Highest contract charge 1.90% Class B      $11.69           --               --        --         1.48%
      All contract charges                                    11,173       $  131,859      0.78%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.23           --               --        --        (5.45)%
      Highest contract charge 1.70% Class A (q)  $13.15           --               --        --        (4.92)%
      All contract charges                           --        2,853       $   37,738      0.08%
2010  Lowest contract charge 1.30% Class A (q)   $13.89           --               --        --        31.16%
      Highest contract charge 1.70% Class A (q)  $13.83           --               --        --        30.72%
      All contract charges                           --        1,235       $   17,130      0.37%
2009  Lowest contract charge 1.30% Class A (q)   $10.59           --               --        --         1.53%
      Highest contract charge 1.70% Class A (q)  $10.58           --               --        --         1.44%
      All contract charges                           --            2       $       23      0.44%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $36.53           --               --        --        (4.65)%
      Highest contract charge 1.90% Class B      $30.93           --               --        --        (5.33)%
      All contract charges                           --       21,292       $  777,514      0.08%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $44.89           --              --         --        31.99%
      Highest contract charge 1.90% Class B      $32.67           --              --         --        30.11%
      All contract charges                           --       22,302        $855,090       0.37%
2009  Lowest contract charge 0.50% Class B       $34.01           --              --         --        40.72%
      Highest contract charge 1.90% Class B      $25.11           --              --         --        38.78%
      All contract charges                           --       21,145        $619,879       0.44%
2008  Lowest contract charge 0.50% Class B       $24.17           --              --         --       (30.98)%
      Highest contract charge 1.90% Class B      $18.09           --              --         --       (31.99)%
      All contract charges                           --       18,794        $392,717       0.61%
2007  Lowest contract charge 0.50% Class B       $35.02           --              --         --         8.72%
      Highest contract charge 1.90% Class B      $26.60           --              --         --         7.21%
      All contract charges                                    15,674        $470,454       0.52%
EQ/GLOBAL BOND PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.70           --              --         --         3.28%
      Highest contract charge 1.70% Class A (q)  $10.61           --              --         --         2.91%
      All contract charges                           --          350        $  3,728       3.36%
2010  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         5.18%
      Highest contract charge 1.70% Class A (q)  $10.31           --              --         --         4.67%
      All contract charges                           --          140        $  1,442       2.92%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.85           --              --         --        (1.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.85           --              --         --        (1.70)%
      All contract charges                           --            2        $     15       0.80%
EQ/GLOBAL BOND PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.55           --              --         --         3.38%
      Highest contract charge 1.90% Class B      $11.82           --              --         --         2.43%
      All contract charges                           --       41,863        $508,159       3.36%
2010  Lowest contract charge 0.50% Class B       $12.43           --              --         --         5.79%
      Highest contract charge 1.90% Class B      $11.54           --              --         --         4.25%
      All contract charges                           --       40,077        $473,013       2.92%
2009  Lowest contract charge 0.50% Class B       $11.75           --              --         --         1.49%
      Highest contract charge 1.90% Class B      $11.07           --              --         --         0.07%
      All contract charges                           --       36,747        $414,061       0.80%
2008  Lowest contract charge 0.50% Class B       $11.58           --              --         --         5.95%
      Highest contract charge 1.90% Class B      $11.06           --              --         --         4.44%
      All contract charges                           --       36,828        $413,319      19.53%
2007  Lowest contract charge 0.50% Class B       $10.93           --              --         --         8.76%
      Highest contract charge 1.90% Class B      $10.59           --              --         --         7.19%
      All contract charges                                    18,195        $194,602       3.41%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.72           --              --         --       (13.21)%
      Highest contract charge 1.70% Class A (q)  $ 9.64           --              --         --       (13.54)%
      All contract charges                           --          304        $  2,952       1.70%
2010  Lowest contract charge 1.30% Class A (q)   $11.20           --              --         --        10.24%
      Highest contract charge 1.70% Class A (q)  $11.15           --              --         --         9.74%
      All contract charges                           --          174        $  1,953       1.10%
2009  Lowest contract charge 1.30% Class A (q)   $10.16           --              --         --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.16           --              --         --         0.00%
      All contract charges                           --            2        $     29       1.33%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.58           --              --         --       (13.15)%
      Highest contract charge 1.90% Class B      $14.44           --              --         --       (13.95)%
      All contract charges                           --       46,594        $856,342       1.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $20.28           --               --        --        10.88%
      Highest contract charge 1.90% Class B      $16.78           --               --        --         9.32%
      All contract charges                           --       53,486       $1,134,438      1.10%
2009  Lowest contract charge 0.50% Class B       $18.29           --               --        --        49.30%
      Highest contract charge 1.90% Class B      $15.35           --               --        --        47.16%
      All contract charges                           --       58,787       $1,130,770      1.33%
2008  Lowest contract charge 0.50% Class B       $12.25           --               --        --       (57.55)%
      Highest contract charge 1.90% Class B      $10.43           --               --        --       (58.15)%
      All contract charges                           --       53,574       $  696,118      0.15%
2007  Lowest contract charge 0.50% Class B       $28.86           --               --        --        41.26%
      Highest contract charge 1.90% Class B      $24.92           --               --        --        39.30%
      All contract charges                                    53,185       $1,627,247        --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $22.86           --               --        --         4.34%
      Highest contract charge 1.90% Class B      $18.71           --               --        --         3.26%
      All contract charges                           --       33,208       $  447,386      0.43%
2010  Lowest contract charge 0.50% Class B       $23.97           --               --        --         3.72%
      Highest contract charge 1.90% Class B      $18.12           --               --        --         2.26%
      All contract charges                           --       28,642       $  391,601      1.22%
2009  Lowest contract charge 0.50% Class B       $23.11           --               --        --        (2.76)%
      Highest contract charge 1.90% Class B      $17.72           --               --        --        (4.11)%
      All contract charges                           --       26,434       $  369,725      1.00%
2008  Lowest contract charge 0.50% Class B       $23.77           --               --        --         3.08%
      Highest contract charge 1.90% Class B      $18.48           --               --        --         1.59%
      All contract charges                           --       26,853       $  401,655      3.71%
2007  Lowest contract charge 0.50% Class B       $23.06           --               --        --         6.32%
      Highest contract charge 1.90% Class B      $18.19           --               --        --         4.84%
      All contract charges                                    18,561       $  296,887      4.29%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 8.95           --               --        --       (17.74)%
      Highest contract charge 1.70% Class A (q)  $ 8.87           --               --        --       (18.10)%
      All contract charges                           --          267       $    2,376      2.70%
2010  Lowest contract charge 1.30% Class A (q)   $10.88           --               --        --         8.04%
      Highest contract charge 1.70% Class A (q)  $10.83           --               --        --         7.55%
      All contract charges                           --          189       $    2,052      1.80%
2009  Lowest contract charge 1.30% Class A (q)   $10.07           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.07           --               --        --        (0.10)%
      All contract charges                           --           --               --      3.14%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.14           --               --        --       (17.73)%
      Highest contract charge 1.90% Class B      $ 9.86           --               --        --       (18.51)%
      All contract charges                           --       52,811       $  606,445      2.70%
2010  Lowest contract charge 0.50% Class B       $14.28           --               --        --         8.68%
      Highest contract charge 1.90% Class B      $12.10           --               --        --         7.17%
      All contract charges                           --       56,037       $  784,792      1.80%
2009  Lowest contract charge 0.50% Class B       $13.14           --               --        --        34.62%
      Highest contract charge 1.90% Class B      $11.29           --               --        --        32.72%
      All contract charges                           --       59,216       $  769,256      3.14%
2008  Lowest contract charge 0.50% Class B       $ 9.76           --               --        --       (45.11)%
      Highest contract charge 1.90% Class B      $ 8.51           --               --        --       (45.90)%
      All contract charges                           --       57,050       $  554,312      1.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
                                                     UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                     VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                     ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B           $17.78           --               --        --        14.64%
      Highest contract charge 1.90% Class B          $15.73           --               --        --        13.08%
      All contract charges                                        57,566       $1,024,304      0.39%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)       $ 8.57           --               --        --       (15.48)%
      Highest contract charge 1.70% Class A (q)      $ 8.97           --               --        --       (13.42)%
      All contract charges                               --          184       $    1,657      2.76%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.10%
      Highest contract charge 1.70% Class A (q)      $10.36           --               --        --         3.70%
      All contract charges                               --          102       $    1,062      2.24%
2009  Lowest contract charge 1.30% Class A (q)       $10.00           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)      $ 9.99           --               --        --        (0.20)%
      All contract charges                               --           --               --      2.38%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $11.91           --               --        --       (13.00)%
      Highest contract charge 1.90% Class B          $10.13           --               --        --       (13.86)%
      All contract charges                               --       48,085       $  522,268      2.76%
2010  Lowest contract charge 0.50% Class B           $14.70           --               --        --         4.63%
      Highest contract charge 1.90% Class B          $11.76           --               --        --         3.16%
      All contract charges                               --       52,855       $  663,562      2.24%
2009  Lowest contract charge 0.50% Class B           $14.05           --               --        --        26.42%
      Highest contract charge 1.90% Class B          $11.40           --               --        --        24.68%
      All contract charges                               --       58,111       $  703,686      2.38%
2008  Lowest contract charge 0.50% Class B           $11.11           --               --        --       (50.95)%
      Highest contract charge 1.90% Class B          $ 9.14           --               --        --       (51.67)%
      All contract charges                               --       62,852       $  607,988      2.73%
2007  Lowest contract charge 0.50% Class B           $22.65           --               --        --        11.14%
      Highest contract charge 1.90% Class B          $18.91           --               --        --         9.62%
      All contract charges                                        64,446       $1,284,350      1.43%
EQ/INTERNATIONAL ETF
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q) (s)   $ 9.14           --               --        --       (14.02)%
      Highest contract charge 1.70% Class A (q) (s)  $ 9.06           --               --        --       (14.37)%
      All contract charges                               --          251       $    2,293      2.55%
2010  Lowest contract charge 1.30% Class A (q) (s)   $10.63           --               --        --         6.30%
      Highest contract charge 1.70% Class A (q) (s)  $10.58           --               --        --         5.91%
      All contract charges                               --          125       $    1,330      2.43%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)       $ 8.64           --               --        --       (17.00)%
      Highest contract charge 1.70% Class A (q)      $ 8.57           --               --        --       (17.36)%
      All contract charges                               --          354       $    3,054      1.92%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.94%
      Highest contract charge 1.70% Class A (q)      $10.37           --               --        --         4.54%
      All contract charges                               --          291       $    3,029      0.76%
2009  Lowest contract charge 1.30% Class A (q)       $ 9.92           --               --        --        (0.40)%
      Highest contract charge 1.70% Class A (q)      $ 9.92           --               --        --        (0.30)%
      All contract charges                               --            1       $        8      2.07%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $16.52           --               --        --       (16.94)%
      Highest contract charge 1.90% Class B          $14.34           --               --        --       (17.78)%
      All contract charges                               --       41,044       $  550,880      1.92%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $21.16           --               --        --         5.54%
      Highest contract charge 1.90% Class B      $17.44           --               --        --         4.06%
      All contract charges                           --       45,360       $  737,614      0.76%
2009  Lowest contract charge 0.50% Class B       $20.05           --               --        --        29.61%
      Highest contract charge 1.90% Class B      $16.76           --               --        --        27.81%
      All contract charges                           --       47,668       $  743,266      2.07%
2008  Lowest contract charge 0.50% Class B       $15.47           --               --        --       (43.29)%
      Highest contract charge 1.90% Class B      $13.11           --               --        --       (44.09)%
      All contract charges                           --       48,585       $  592,816      2.19%
2007  Lowest contract charge 0.50% Class B       $27.28           --               --        --         9.65%
      Highest contract charge 1.90% Class B      $23.45           --               --        --         8.06%
      All contract charges                                    52,311       $1,144,877      1.85%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.85           --               --        --        (8.46)%
      Highest contract charge 1.70% Class A (q)  $10.60           --               --        --        (6.61)%
      All contract charges                           --          266       $    2,845      1.03%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.21%
      Highest contract charge 1.70% Class A (q)  $11.35           --               --        --        10.62%
      All contract charges                           --          163       $    1,852      1.32%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --           --               --      1.48%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $13.35           --               --        --        (6.12)%
      Highest contract charge 1.90% Class B      $11.59           --               --        --        (7.06)%
      All contract charges                           --       19,801       $  238,926      1.03%
2010  Lowest contract charge 0.50% Class B       $15.13           --               --        --        11.74%
      Highest contract charge 1.90% Class B      $12.47           --               --        --        10.26%
      All contract charges                           --       21,596       $  279,401      1.32%
2009  Lowest contract charge 0.50% Class B       $13.54           --               --        --        31.69%
      Highest contract charge 1.90% Class B      $11.31           --               --        --        29.73%
      All contract charges                           --       22,028       $  258,292      1.48%
2008  Lowest contract charge 0.50% Class B       $10.28           --               --        --       (40.09)%
      Highest contract charge 1.90% Class B      $ 8.72           --               --        --       (40.88)%
      All contract charges                           --       23,322       $  210,531      1.78%
2007  Lowest contract charge 0.50% Class B       $17.16           --               --        --        (1.72)%
      Highest contract charge 1.90% Class B      $14.75           --               --        --        (3.09)%
      All contract charges                                    27,538       $  419,788      1.32%
EQ/LARGE CAP CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.37           --               --        --        (5.16)%
      Highest contract charge 1.90% Class B      $ 8.27           --               --        --        (6.02)%
      All contract charges                           --       14,134       $  134,375      1.03%
2010  Lowest contract charge 0.50% Class B       $10.43           --               --        --        13.62%
      Highest contract charge 1.90% Class B      $ 8.80           --               --        --        11.96%
      All contract charges                           --       15,828       $  158,846      1.00%
2009  Lowest contract charge 0.50% Class B       $ 9.18           --               --        --        25.95%
      Highest contract charge 1.90% Class B      $ 7.86           --               --        --        24.11%
      All contract charges                           --       17,342       $  153,764      4.38%
2008  Lowest contract charge 0.50% Class B       $ 7.29           --               --        --       (37.75)%
      Highest contract charge 1.90% Class B      $ 6.33           --               --        --       (38.60)%
      All contract charges                           --       18,391       $  129,337      0.34%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $11.71           --              --         --         3.35%
      Highest contract charge 1.90% Class B      $10.31           --              --         --         1.88%
      All contract charges                                    21,585        $243,826       1.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.07           --              --         --         1.26%
      Highest contract charge 1.70% Class A (q)  $11.97           --              --         --         0.93%
      All contract charges                           --          320        $  3,850       0.88%
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        14.73%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.26%
      All contract charges                           --          155        $  1,848       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.39           --              --         --         0.97%
      Highest contract charge 1.70% Class A (q)  $10.38           --              --         --         0.97%
      All contract charges                           --           --              --       2.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 8.07           --              --         --         1.38%
      Highest contract charge 1.90% Class B      $ 7.15           --              --         --         0.42%
      All contract charges                           --       34,122        $322,327       0.88%
2010  Lowest contract charge 0.50% Class B       $ 8.40           --              --         --        15.38%
      Highest contract charge 1.90% Class B      $ 7.12           --              --         --        13.74%
      All contract charges                           --       36,002        $332,558       0.97%
2009  Lowest contract charge 0.50% Class B       $ 7.28           --              --         --        35.53%
      Highest contract charge 1.90% Class B      $ 6.26           --              --         --        33.67%
      All contract charges                           --       39,652        $317,224       2.14%
2008  Lowest contract charge 0.50% Class B       $ 5.37           --              --         --       (36.60)%
      Highest contract charge 1.90% Class B      $ 4.68           --              --         --       (37.52)%
      All contract charges                           --       41,922        $248,887       0.14%
2007  Lowest contract charge 0.50% Class B       $ 8.47           --              --         --        13.39%
      Highest contract charge 1.90% Class B      $ 7.49           --              --         --        11.79%
      All contract charges                                    45,255        $411,124         --
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.07           --              --         --        (4.57)%
      Highest contract charge 1.70% Class A (q)  $10.98           --              --         --        (4.94)%
      All contract charges                           --          170        $  1,871       0.50%
2010  Lowest contract charge 1.30% Class A (q)   $11.60           --              --         --        12.84%
      Highest contract charge 1.70% Class A (q)  $11.55           --              --         --        12.46%
      All contract charges                           --           79        $    909       0.38%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --              --         --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.27           --              --         --         0.59%
      All contract charges                           --           --              --       1.31%
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.89           --              --         --        (4.56)%
      Highest contract charge 1.90% Class B      $13.79           --              --         --        (5.48)%
      All contract charges                           --       37,076        $505,607       0.50%
2010  Lowest contract charge 0.50% Class B       $17.71           --              --         --        13.89%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        12.23%
      All contract charges                           --       17,859        $261,108       0.38%
2009  Lowest contract charge 0.50% Class B       $15.55           --              --         --        34.19%
      Highest contract charge 1.90% Class B      $13.00           --              --         --        32.35%
      All contract charges                           --       19,454        $252,641       1.31%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $11.59           --               --        --       (38.55)%
      Highest contract charge 1.90% Class B      $ 9.82           --               --        --       (39.42)%
      All contract charges                           --       19,719       $  193,193      0.11%
2007  Lowest contract charge 0.50% Class B       $18.86           --               --        --        15.07%
      Highest contract charge 1.90% Class B      $16.21           --               --        --        13.36%
      All contract charges                                    22,503       $  363,276      0.41%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.46           --               --        --        (1.38)%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        (1.73)%
      All contract charges                           --          155       $    1,774      1.77%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --               --        --        13.48%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.89%
      All contract charges                           --           82       $      948      1.54%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.24           --               --        --         0.00%
      All contract charges                           --           --               --      9.15%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 5.86           --               --        --        (1.51)%
      Highest contract charge 1.80% Class B      $ 5.65           --               --        --        (2.08)%
      All contract charges                           --       43,857       $  252,597      1.77%
2010  Lowest contract charge 0.50% Class B       $ 6.18           --               --        --        14.02%
      Highest contract charge 1.90% Class B      $ 5.74           --               --        --        12.55%
      All contract charges                           --       20,149       $  118,119      1.54%
2009  Lowest contract charge 0.50% Class B       $ 5.42           --               --        --        18.55%
      Highest contract charge 1.90% Class B      $ 5.10           --               --        --        17.01%
      All contract charges                           --       19,764       $  102,573      9.15%
2008  Lowest contract charge 0.50% Class B       $ 4.57           --               --        --       (56.93)%
      Highest contract charge 1.90% Class B      $ 4.36           --               --        --       (57.59)%
      All contract charges                           --       16,998       $   75,141      1.37%
2007  Lowest contract charge 0.50% Class B       $10.61                                                (6.35)%
      Highest contract charge 1.90% Class B      $10.28                                                (7.72)%
      All contract charges                                    17,409       $  180,500        --
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --               --        --        (6.05)%
      Highest contract charge 1.70% Class A (q)  $10.63           --               --        --        (6.43)%
      All contract charges                           --          117       $    1,254      1.10%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.43%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        11.05%
      All contract charges                           --          102       $    1,161      1.13%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --        (0.10)%
      All contract charges                           --           --               --      2.14%
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.37           --               --        --        (5.93)%
      Highest contract charge 1.90% Class B      $10.81           --               --        --        (6.81)%
      All contract charges                           --       91,140       $  971,826      1.10%
2010  Lowest contract charge 0.50% Class B       $13.95           --               --        --        12.14%
      Highest contract charge 1.90% Class B      $11.60           --               --        --        10.48%
      All contract charges                           --      102,373       $1,167,606      1.13%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $12.44           --               --        --        19.87%
      Highest contract charge 1.90% Class B      $10.50           --               --        --        18.20%
      All contract charges                           --      114,911       $1,181,003      2.14%
2008  Lowest contract charge 0.50% Class B       $10.38           --               --        --       (43.62)%
      Highest contract charge 1.90% Class B      $ 8.88           --               --        --       (44.43)%
      All contract charges                           --      128,632       $1,114,977      2.84%
2007  Lowest contract charge 0.50% Class B       $18.41           --               --        --        (5.05)%
      Highest contract charge 1.90% Class B      $15.98           --               --        --        (6.39)%
      All contract charges                                   150,945       $2,349,958      1.61%
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $11.08           --               --        --        (9.62)%
      Highest contract charge 1.90% Class B      $10.57           --               --        --       (10.20)%
      All contract charges                           --       16,183       $  176,266      0.69%
2010  Lowest contract charge 0.50% Class B       $12.76           --               --        --        13.42%
      Highest contract charge 1.90% Class B      $11.77           --               --        --        11.78%
      All contract charges                           --       15,873       $  191,761      0.39%
2009  Lowest contract charge 0.50% Class B       $11.25           --               --        --        24.86%
      Highest contract charge 1.90% Class B      $10.53           --               --        --        23.16%
      All contract charges                           --       14,412       $  154,971      0.68%
2008  Lowest contract charge 0.50% Class B       $ 9.01           --               --        --       (31.27)%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --       (32.30)%
      All contract charges                           --        9,794       $   85,138      1.16%
2007  Lowest contract charge 0.50% Class B       $13.11           --               --        --        10.08%
      Highest contract charge 1.90% Class B      $12.63           --               --        --         8.60%
      All contract charges                                     6,105       $   78,014      0.80%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --       (11.66)%
      Highest contract charge 1.70% Class A (q)  $10.14           --               --        --       (12.06)%
      All contract charges                           --          334       $    3,412      0.64%
2010  Lowest contract charge 1.30% Class A (q)   $11.58           --               --        --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53           --               --        --        13.26%
      All contract charges                           --          126       $    1,453      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.30%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.39%
      All contract charges                           --           --       $        3      1.27%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $13.15           --               --        --       (11.74)%
      Highest contract charge 1.90% Class B      $12.54           --               --        --       (12.43)%
      All contract charges                           --       30,869       $  328,558      0.64%
2010  Lowest contract charge 0.50% Class B       $15.51           --               --        --        14.38%
      Highest contract charge 1.90% Class B      $14.32           --               --        --        12.76%
      All contract charges                           --       30,667       $  376,915      0.98%
2009  Lowest contract charge 0.50% Class B       $13.56           --               --        --        36.59%
      Highest contract charge 1.90% Class B      $12.70           --               --        --        34.63%
      All contract charges                           --       25,119       $  272,003      1.27%
2008  Lowest contract charge 0.50% Class B       $ 9.93           --               --        --       (40.61)%
      Highest contract charge 1.90% Class B      $ 9.43           --               --        --       (41.43)%
      All contract charges                           --       20,631       $  168,007      0.99%
2007  Lowest contract charge 0.50% Class B       $16.72           --               --        --        15.63%
      Highest contract charge 1.90% Class B      $16.10           --               --        --        14.02%
      All contract charges                                    16,401       $  237,725      0.72%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/MID CAP INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.63           --               --        --        (3.37)%
      Highest contract charge 1.70% Class A (q)  $12.52           --               --        --        (3.77)%
      All contract charges                           --          302       $    3,804      0.61%
2010  Lowest contract charge 1.30% Class A (q)   $13.07           --               --        --        24.36%
      Highest contract charge 1.70% Class A (q)  $13.01           --               --        --        23.90%
      All contract charges                           --          185       $    2,418      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.45%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.45%
      All contract charges                           --           --               --      1.09%
EQ/MID CAP INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.52           --               --        --        (3.36)%
      Highest contract charge 1.90% Class B      $10.33           --               --        --        (4.26)%
      All contract charges                           --       53,373       $  632,975      0.61%
2010  Lowest contract charge 0.50% Class B       $12.49           --               --        --        25.03%
      Highest contract charge 1.90% Class B      $10.79           --               --        --        23.31%
      All contract charges                           --       59,447       $  732,139      0.74%
2009  Lowest contract charge 0.50% Class B       $ 9.99           --               --        --        35.67%
      Highest contract charge 1.90% Class B      $ 8.75           --               --        --        33.76%
      All contract charges                           --       65,727       $  652,650      1.09%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --               --        --       (49.55)%
      Highest contract charge 1.90% Class B      $ 6.54           --               --        --       (50.27)%
      All contract charges                           --       67,946       $  500,886      0.89%
2007  Lowest contract charge 0.50% Class B       $14.59           --               --        --         7.44%
      Highest contract charge 1.90% Class B      $13.15           --               --        --         5.96%
      All contract charges                                    70,501       $1,035,525        --
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.40           --               --        --       (10.31)%
      Highest contract charge 1.70% Class A (q)  $11.30           --               --        --       (10.67)%
      All contract charges                           --           55       $      627      0.84%
2010  Lowest contract charge 1.30% Class A (q)   $12.71           --               --        --        20.93%
      Highest contract charge 1.70% Class A (q)  $12.65           --               --        --        20.48%
      All contract charges                           --           25       $      321      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.06%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.06%
      All contract charges                           --           --               --      1.69%
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.59           --               --        --       (10.30)%
      Highest contract charge 1.90% Class B      $13.54           --               --        --       (11.15)%
      All contract charges                           --       66,819       $  899,832      0.84%
2010  Lowest contract charge 0.50% Class B       $18.49           --               --        --        21.81%
      Highest contract charge 1.90% Class B      $15.24           --               --        --        20.19%
      All contract charges                           --       75,286       $1,136,423      0.98%
2009  Lowest contract charge 0.50% Class B       $15.18           --               --        --        35.14%
      Highest contract charge 1.90% Class B      $12.68           --               --        --        33.22%
      All contract charges                           --       88,122       $1,102,630      1.69%
2008  Lowest contract charge 0.50% Class B       $11.23           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B      $ 9.52           --               --        --       (40.69)%
      All contract charges                           --       41,940       $  400,022      1.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $18.67           --               --        --        (2.10)%
      Highest contract charge 1.90% Class B      $16.05           --               --        --        (3.49)%
      All contract charges                                    50,595       $  811,824      0.97%
EQ/MONEY MARKET
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.93           --               --        --        (0.60)%
      Highest contract charge 1.70% Class A (q)  $ 9.65           --               --        --        (1.73)%
      All contract charges                           --        4,907       $   47,537      0.01%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.87           --               --        --        (1.20)%
      Highest contract charge 1.70% Class A (q)  $ 9.82           --               --        --        (1.60)%
      All contract charges                           --        2,179       $   21,441        --
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --           22       $      215        --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.90%*
2011  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $24.78           --               --        --        (1.86)%
      All contract charges                           --       85,545       $  655,858      0.01%
2010  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $25.25           --               --        --        (1.90)%
      All contract charges                           --       65,197       $  653,462        --
2009  Lowest contract charge 0.00% Class B       $44.43           --               --        --        (0.01)%
      Highest contract charge 1.90% Class B      $25.74           --               --        --        (1.90)%
      All contract charges                           --       60,968       $  941,402        --
2008  Lowest contract charge 0.00% Class B       $44.43           --               --        --         2.11%
      Highest contract charge 1.90% Class B      $26.24           --               --        --         0.15%
      All contract charges                           --       90,924       $1,493,712      1.93%
2007  Lowest contract charge 0.00% Class B       $43.51           --               --        --         4.72%
      Highest contract charge 1.90% Class B      $26.20           --               --        --         2.70%
      All contract charges                                    45,468       $  851,459      4.59%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.20           --               --        --        (1.82)%
      Highest contract charge 1.70% Class A (q)  $11.10           --               --        --         1.37%
      All contract charges                           --          665       $    7,428      0.52%
2010  Lowest contract charge 1.30% Class A (q)   $11.00           --               --        --         7.00%
      Highest contract charge 1.70% Class A (q)  $10.95           --               --        --         6.62%
      All contract charges                           --          458       $    5,029      0.56%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --               --        --         0.98%
      Highest contract charge 1.70% Class A (q)  $10.27           --               --        --         0.98%
      All contract charges                           --            1       $        6      0.38%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $ 5.48           --               --        --         1.67%
      Highest contract charge 1.90% Class B      $ 4.99           --               --        --         0.81%
      All contract charges                           --       34,861       $  153,640      0.52%
2010  Lowest contract charge 0.50% Class B       $ 5.87           --               --        --         7.71%
      Highest contract charge 1.90% Class B      $ 4.95           --               --        --         6.22%
      All contract charges                           --       38,121       $  169,152      0.56%
2009  Lowest contract charge 0.50% Class B       $ 5.45           --               --        --        29.18%
      Highest contract charge 1.90% Class B      $ 4.66           --               --        --        27.29%
      All contract charges                           --       41,296       $  172,778      0.38%
2008  Lowest contract charge 0.50% Class B       $ 4.22           --               --        --       (33.23)%
      Highest contract charge 1.90% Class B      $ 3.66           --               --        --       (34.17)%
      All contract charges                           --       43,561       $  143,894      0.26%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $ 6.32           --              --         --        20.15%
      Highest contract charge 1.90% Class B      $ 5.56           --              --         --        18.55%
      All contract charges                                    18,657        $100,498       0.37%
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.61           --              --         --       (11.35)%
      Highest contract charge 1.70% Class A (q)  $12.10           --              --         --        (9.02)%
      All contract charges                           --        1,182        $ 14,382       0.25%
2010  Lowest contract charge 1.30% Class A (q)   $13.36           --              --         --        30.85%
      Highest contract charge 1.70% Class A (q)  $13.30           --              --         --        30.39%
      All contract charges                           --          456        $  6,078       0.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.79%
      Highest contract charge 1.70% Class A (q)  $10.20           --              --         --         0.69%
      All contract charges                           --            3        $     23         --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.83           --              --         --        (8.60)%
      Highest contract charge 1.90% Class B      $14.85           --              --         --        (9.45)%
      All contract charges                           --       36,425        $556,589       0.25%
2010  Lowest contract charge 0.50% Class B       $17.77           --              --         --        31.63%
      Highest contract charge 1.90% Class B      $16.40           --              --         --        29.85%
      All contract charges                           --       36,207        $608,343       0.12%
2009  Lowest contract charge 0.50% Class B       $13.50           --              --         --        56.21%
      Highest contract charge 1.90% Class B      $12.63           --              --         --        54.06%
      All contract charges                           --       31,529        $406,393         --
2008  Lowest contract charge 0.50% Class B       $ 8.64           --              --         --       (47.57)%
      Highest contract charge 1.90% Class B      $ 8.20           --              --         --       (48.33)%
      All contract charges                           --       25,257        $210,339         --
2007  Lowest contract charge 0.50% Class B       $16.48           --              --         --        21.80%
      Highest contract charge 1.90% Class B      $15.87           --              --         --        20.14%
      All contract charges                                    19,555        $313,835       0.33%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --              --         --        (5.47)%
      Highest contract charge 1.70% Class A (q)  $10.63           --              --         --        (5.85)%
      All contract charges                           --           77        $    816       0.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.34           --              --         --        10.74%
      Highest contract charge 1.70% Class A (q)  $11.29           --              --         --        10.25%
      All contract charges                           --           47        $    529       1.81%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --              --         --         0.49%
      Highest contract charge 1.70% Class A (q)  $10.24           --              --         --         0.49%
      All contract charges                           --           --              --       0.18%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 8.61           --              --         --        (5.38)%
      Highest contract charge 1.80% Class B      $ 8.22           --              --         --        (6.16)%
      All contract charges                           --       23,086        $192,936       0.90%
2010  Lowest contract charge 0.50% Class B       $ 9.28           --              --         --        11.40%
      Highest contract charge 1.90% Class B      $ 8.73           --              --         --         9.81%
      All contract charges                           --       25,932        $230,267       1.81%
2009  Lowest contract charge 0.50% Class B       $ 8.33           --              --         --        24.48%
      Highest contract charge 1.90% Class B      $ 7.95           --              --         --        22.81%
      All contract charges                           --       29,595        $238,330       0.18%
2008  Lowest contract charge 0.50% Class B       $ 6.69           --              --         --       (38.40)%
      Highest contract charge 1.90% Class B      $ 6.47           --              --         --       (39.31)%
      All contract charges                           --       31,398        $205,168       3.61%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $10.86           --               --        --         1.12%
      Highest contract charge 1.90% Class B      $10.66           --               --        --        (0.28)%
      All contract charges                                    32,835       $  351,879        --
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.49           --               --        --        (9.65)%
      Highest contract charge 1.70% Class A (q)  $10.40           --               --        --        (9.96)%
      All contract charges                           --          718       $    7,507      0.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        14.05%
      Highest contract charge 1.70% Class A (q)  $11.55           --               --        --        13.46%
      All contract charges                           --          264       $    3,054      0.65%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.00%
      All contract charges                           --            1       $        7      0.66%
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.68           --               --        --        (9.45)%
      Highest contract charge 1.90% Class B      $ 9.20           --               --        --       (10.33)%
      All contract charges                           --       29,008       $  272,754      0.78%
2010  Lowest contract charge 0.50% Class B       $10.90           --               --        --        14.62%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        13.00%
      All contract charges                           --       23,163       $  241,951      0.65%
2009  Lowest contract charge 0.50% Class B       $ 9.51           --               --        --        37.88%
      Highest contract charge 1.90% Class B      $ 9.08           --               --        --        35.88%
      All contract charges                           --       17,703       $  162,900      0.66%
2008  Lowest contract charge 0.50% Class B       $ 6.90           --               --        --       (41.03)%
      Highest contract charge 1.90% Class B      $ 6.68           --               --        --       (41.81)%
      All contract charges                           --       13,246       $   89,280      1.29%
2007  Lowest contract charge 0.50% Class B       $11.70           --               --        --         5.22%
      Highest contract charge 1.90% Class B      $11.48           --               --        --         3.70%
      All contract charges                                     9,648       $  111,407      0.39%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.92           --               --        --        (0.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.76           --               --        --        (1.61)%
      All contract charges                           --        1,850       $   18,121      0.51%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.96           --               --        --        (0.30)%
      Highest contract charge 1.70% Class A (q)  $ 9.92           --               --        --        (0.60)%
      All contract charges                           --        1,339       $   13,301      0.32%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --            9               90      1.17%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.98           --               --        --        (1.17)%
      Highest contract charge 1.90% Class B      $10.30           --               --        --        (2.09)%
      All contract charges                           --      110,963       $1,151,604      0.51%
2010  Lowest contract charge 0.50% Class B       $11.40           --               --        --         0.35%
      Highest contract charge 1.90% Class B      $10.52           --               --        --        (1.03)%
      All contract charges                           --      121,269       $1,281,207      0.32%
2009  Lowest contract charge 0.50% Class B       $11.36           --               --        --         7.45%
      Highest contract charge 1.90% Class B      $10.63           --               --        --         5.99%
      All contract charges                           --      132,946       $1,414,881      1.17%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $10.57           --              --         --        (4.52)%
      Highest contract charge 1.90% Class B      $10.03           --              --         --        (5.91)%
      All contract charges                           --       91,323        $917,805       3.21%
2007  Lowest contract charge 0.50% Class B       $11.07           --              --         --        10.92%
      Highest contract charge 1.90% Class B      $10.66           --              --         --         9.33%
      All contract charges                                    45,578        $486,803       3.07%
EQ/QUALITY BOND PLUS (M)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $18.36           --              --         --         0.27%
      Highest contract charge 1.90% Class B      $15.40           --              --         --        (0.71)%
      All contract charges                           --       40,402        $519,876       2.32%
2010  Lowest contract charge 0.50% Class B       $19.80           --              --         --         5.71%
      Highest contract charge 1.90% Class B      $15.51           --              --         --         4.23%
      All contract charges                           --       43,644        $565,217      10.49%
2009  Lowest contract charge 0.50% Class B       $18.73           --              --         --         5.54%
      Highest contract charge 1.90% Class B      $14.88           --              --         --         4.06%
      All contract charges                           --       44,906        $558,182       3.96%
2008  Lowest contract charge 0.50% Class B       $17.75           --              --         --        (7.02)%
      Highest contract charge 1.90% Class B      $14.30           --              --         --        (8.33)%
      All contract charges                           --       26,466        $326,277       5.04%
2007  Lowest contract charge 0.50% Class B       $19.09           --              --         --         4.03%
      Highest contract charge 1.90% Class B      $15.60           --              --         --         2.56%
      All contract charges                                    28,944        $393,130       4.95%
EQ/SMALL COMPANY INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.73           --              --         --        (5.00)%
      Highest contract charge 1.70% Class A (q)  $12.62           --              --         --        (5.40)%
      All contract charges                           --          272        $  3,450       0.66%
2010  Lowest contract charge 1.30% Class A (q)   $13.40           --              --         --        24.54%
      Highest contract charge 1.70% Class A (q)  $13.34           --              --         --        23.98%
      All contract charges                           --          193        $  2,581       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.76           --              --         --         2.57%
      Highest contract charge 1.70% Class A (q)  $10.76           --              --         --         2.57%
      All contract charges                           --            1        $     11       1.55%
EQ/SMALL COMPANY INDEX (O)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.70           --              --         --        (4.90)%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        (5.81)%
      All contract charges                           --       30,361        $434,307       0.66%
2010  Lowest contract charge 0.50% Class B       $18.62           --              --         --        25.13%
      Highest contract charge 1.90% Class B      $15.49           --              --         --        23.43%
      All contract charges                           --       33,448        $506,182       0.97%
2009  Lowest contract charge 0.50% Class B       $14.88           --              --         --        25.54%
      Highest contract charge 1.90% Class B      $12.55           --              --         --        23.76%
      All contract charges                           --       36,011        $440,098       1.55%
2008  Lowest contract charge 0.50% Class B       $11.85           --              --         --       (34.49)%
      Highest contract charge 1.90% Class B      $10.14           --              --         --       (35.41)%
      All contract charges                           --       28,477        $282,432       0.85%
2007  Lowest contract charge 0.50% Class B       $18.09           --              --         --        (2.32)%
      Highest contract charge 1.90% Class B      $15.70           --              --         --        (3.68)%
      All contract charges                                    28,985        $444,440       1.31%
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.96           --              --         --        (5.77)%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        (3.37)%
      All contract charges                           --          889        $ 10,249         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        15.17%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.70%
      All contract charges                           --          443        $  5,276         --
2009  Lowest contract charge 1.30% Class A (q)   $10.35           --              --         --         1.67%
      Highest contract charge 1.70% Class A (q)  $10.34           --              --         --         1.57%
      All contract charges                           --            3        $     38         --
EQ/T. ROWE PRICE GROWTH STOCK (B)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $17.11           --              --         --        (2.84)%
      Highest contract charge 1.90% Class B      $13.65           --              --         --        (3.81)%
      All contract charges                           --       31,860        $385,451         --
2010  Lowest contract charge 0.50% Class B       $19.50           --              --         --        15.80%
      Highest contract charge 1.90% Class B      $14.19           --              --         --        14.16%
      All contract charges                           --       31,081        $396,968         --
2009  Lowest contract charge 0.50% Class B       $16.84           --              --         --        41.96%
      Highest contract charge 1.90% Class B      $12.43           --              --         --        39.94%
      All contract charges                           --       27,386        $313,026         --
2008  Lowest contract charge 0.50% Class B       $11.86           --              --         --       (42.51)%
      Highest contract charge 1.90% Class B      $ 8.88           --              --         --       (43.33)%
      All contract charges                           --       19,024        $167,244         --
2007  Lowest contract charge 0.50% Class B       $20.63           --              --         --         6.67%
      Highest contract charge 1.90% Class B      $15.67           --              --         --         5.24%
      All contract charges                                    17,951        $291,072       0.13%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.86           --              --         --        (9.29)%
      Highest contract charge 1.70% Class A (q)  $ 9.78           --              --         --        (9.61)%
      All contract charges                           --          144        $  1,418       1.77%
2010  Lowest contract charge 1.30% Class A (q)   $10.87           --              --         --         6.88%
      Highest contract charge 1.70% Class A (q)  $10.82           --              --         --         6.39%
      All contract charges                           --           87        $    941       1.48%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --              --         --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.17           --              --         --         0.10%
      All contract charges                           --           --        $      3       1.50%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 7.99           --              --         --        (9.20)%
      Highest contract charge 1.80% Class B      $ 7.63           --              --         --        (9.92)%
      All contract charges                           --       21,852        $169,531       1.77%
2010  Lowest contract charge 0.50% Class B       $ 8.97           --              --         --         7.43%
      Highest contract charge 1.90% Class B      $ 8.44           --              --         --         6.03%
      All contract charges                           --       22,506        $193,279       1.48%
2009  Lowest contract charge 0.50% Class B       $ 8.35           --              --         --        29.41%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        27.63%
      All contract charges                           --       22,755        $183,693       1.50%
2008  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --       (41.15)%
      Highest contract charge 1.90% Class B      $ 6.24           --              --         --       (41.95)%
      All contract charges                           --       23,768        $149,788       1.56%
2007  Lowest contract charge 0.50% Class B       $10.96           --              --         --         1.58%
      Highest contract charge 1.90% Class B      $10.75           --              --         --         0.09%
      All contract charges                                    26,167        $282,910       0.63%
EQ/UBS GROWTH & INCOME
      Unit Value 1.20% to 1.70%*
2011  Lowest contract charge 1.20% Class B       $ 5.26           --              --         --        (4.01)%
      Highest contract charge 1.70% Class B      $ 4.92           --              --         --        (4.47)%
      All contract charges                           --       17,356        $ 70,447       0.80%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $ 5.97           --              --         --        12.64%
      Highest contract charge 1.90% Class B      $ 5.03           --              --         --        11.04%
      All contract charges                           --       16,460        $ 70,007       0.72%
2009  Lowest contract charge 0.50% Class B       $ 5.30           --              --         --        31.90%
      Highest contract charge 1.90% Class B      $ 4.53           --              --         --        29.83%
      All contract charges                           --       16,033        $ 63,781       0.85%
2008  Lowest contract charge 0.50% Class B       $ 4.02           --              --         --       (40.36)%
      Highest contract charge 1.90% Class B      $ 3.49           --              --         --       (41.15)%
      All contract charges                           --       14,961        $ 48,057       1.26%
2007  Lowest contract charge 0.50% Class B       $ 6.74           --              --         --         0.60%
      Highest contract charge 1.90% Class B      $ 5.93           --              --         --        (0.67)%
      All contract charges                                    15,122        $ 84,474       0.85%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.08           --              --         --        (5.08)%
      Highest contract charge 1.70% Class A (q)  $11.19           --              --         --        (3.45)%
      All contract charges                           --          142        $  1,598       1.38%
2010  Lowest contract charge 1.30% Class A (q)   $11.64           --              --         --        14.01%
      Highest contract charge 1.70% Class A (q)  $11.59           --              --         --        13.52%
      All contract charges                           --           83        $    969       1.26%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.21           --              --         --         0.20%
      All contract charges                           --           --        $      2       1.44%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.20           --              --         --        (2.95)%
      Highest contract charge 1.90% Class B      $ 9.57           --              --         --        (3.82)%
      All contract charges                           --       24,155        $237,419       1.38%
2010  Lowest contract charge 0.50% Class B       $10.78           --              --         --        14.56%
      Highest contract charge 1.90% Class B      $ 9.95           --              --         --        13.07%
      All contract charges                           --       23,369        $237,948       1.26%
2009  Lowest contract charge 0.50% Class B       $ 9.41           --              --         --        27.79%
      Highest contract charge 1.90% Class B      $ 8.80           --              --         --        25.94%
      All contract charges                           --       24,454        $219,381       1.44%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --              --         --       (37.25)%
      Highest contract charge 1.90% Class B      $ 6.99           --              --         --       (38.14)%
      All contract charges                           --       26,088        $185,024       1.98%
2007  Lowest contract charge 0.50% Class B       $11.73           --              --         --        (3.06)%
      Highest contract charge 1.90% Class B      $11.30           --              --         --        (4.32)%
      All contract charges                                    25,019        $285,776       1.63%
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.97           --              --         --        (6.72)%
      Highest contract charge 1.90% Class B      $ 9.68           --              --         --        (7.63)%
      All contract charges                           --       40,399        $495,316         --
2010  Lowest contract charge 0.50% Class B       $12.42           --              --         --        16.73%
      Highest contract charge 1.90% Class B      $10.48           --              --         --        15.04%
      All contract charges                           --       31,147        $413,230       0.01%
2009  Lowest contract charge 0.50% Class B       $10.64           --              --         --        39.68%
      Highest contract charge 1.90% Class B      $ 9.11           --              --         --        37.57%
      All contract charges                           --       25,747        $295,437       0.19%
2008  Lowest contract charge 0.50% Class B       $ 7.62           --              --         --       (27.98)%
      Highest contract charge 1.90% Class B      $ 6.62           --              --         --       (28.97)%
      All contract charges                           --       15,753        $128,962       0.60%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                               YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B                   $10.58           --              --         --        10.79%
      Highest contract charge 1.90% Class B                  $ 9.32           --              --         --         9.26%
      All contract charges                                                15,374        $176,492         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q) (r)   $10.85           --              --         --        (7.66)%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $10.76           --              --         --        (8.03)%
      All contract charges                                       --           74        $    801       1.43%
2010  Lowest contract charge 1.30% Service Class 2 (q) (r)   $11.75           --              --         --        14.52%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $11.70           --              --         --        14.04%
      All contract charges                                       --           66        $    773       1.41%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $10.06           --              --         --        (6.68)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.39           --              --         --        (4.37)%
      All contract charges                                       --        2,017        $ 23,085       1.01%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $11.97           --              --         --        15.43%
      Highest contract charge 1.70% Service Class 2 (q)      $11.91           --              --         --        14.85%
      All contract charges                                       --        1,053        $ 12,580       2.01%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.37           --              --         --         0.78%
      Lowest contract charge 1.70% Service Class 2 (q)       $10.37           --              --         --         0.78%
      All contract charges                                       --            2        $     18         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.62           --              --         --        (3.90)%
      Highest contract charge 1.70% Service Class 2 (v)      $ 9.58           --              --         --        (4.30)%
      All contract charges                                       --           46        $    442       2.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.50           --              --         --        (5.00)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.47           --              --         --        (5.30)%
      All contract charges                                       --           48        $    455       5.03%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.35           --              --         --        (6.41)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.32           --              --         --        (6.71)%
      All contract charges                                       --           13        $    118       5.69%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.28           --              --         --        (6.92)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.25           --              --         --        (7.22)%
      All contract charges                                       --           18        $    168       4.18%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $ 9.00           --              --         --       (12.54)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.26           --              --         --       (12.37)%
      All contract charges                                       --          890        $ 10,073       0.03%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $12.91           --              --         --        26.94%
      Highest contract charge 1.70% Service Class 2 (q)      $12.85           --              --         --        26.35%
      All contract charges                                       --          417        $  5,377       0.33%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.17           --              --         --         0.59%
      Highest contract charge 1.70% Service Class 2 (q)      $10.17           --              --         --         0.59%
      All contract charges                                       --            1        $      6         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                           YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------------
                                                         UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                         VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                         ------ ------------------ ---------- -------------- ---------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q)   $11.24          --              --          --         3.12%
      Highest contract charge 1.70% Service Class 2 (q)  $11.14          --              --          --         2.67%
      All contract charges                                   --       1,512         $16,925        5.63%
2010  Lowest contract charge 1.30% Service Class 2 (q)   $10.90          --              --          --         7.50%
      Highest contract charge 1.70% Service Class 2 (q)  $10.85          --              --          --         7.11%
      All contract charges                                   --         631         $ 6,871       10.45%
2009  Lowest contract charge 1.30% Service Class 2 (q)   $10.14          --              --          --         0.10%
      Highest contract charge 1.70% Service Class 2 (q)  $10.13          --              --          --         0.00%
      All contract charges                                   --           2         $    23          --
FRANKLIN INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (t)           $10.99          --              --          --         1.10%
      Highest contract charge 1.70% Class B (t)          $10.90          --              --          --         0.65%
      All contract charges                                   --         577         $ 6,314        5.60%
2010  Lowest contract charge 1.30% Class B (t)           $10.87          --              --          --        11.49%
      Highest contract charge 1.70% Class B (t)          $10.83          --              --          --        11.08%
      All contract charges                                   --         352         $ 3,815        2.89%
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)           $11.25          --              --          --         1.26%
      Highest contract charge 1.70% Class 2 (q)          $11.15          --              --          --         0.81%
      All contract charges                                   --       1,039         $11,646        5.65%
2010  Lowest contract charge 1.30% Class 2 (q)           $11.11          --              --          --         9.46%
      Highest contract charge 1.70% Class 2 (q)          $11.06          --              --          --         8.97%
      All contract charges                                   --         440         $ 4,880        3.69%
2009  Lowest contract charge 1.30% Class 2 (q)           $10.15          --              --          --         0.50%
      Highest contract charge 1.70% Class 2 (q)          $10.15          --              --          --         0.59%
      All contract charges                                   --           5         $    46          --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)           $10.32          --              --          --        (2.82)%
      Highest contract charge 1.70% Class 2 (t)          $10.24          --              --          --        (3.21)%
      All contract charges                                   --         141         $ 1,446        0.01%
2010  Lowest contract charge 1.30% Class 2 (t)           $10.62          --              --          --         9.82%
      Highest contract charge 1.70% Class 2 (t)          $10.58          --              --          --         9.41%
      All contract charges                                   --         104         $ 1,103        5.07%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)    $ 9.79          --              --          --       (10.35)%
      Highest contract charge 1.70% Service Shares (q)   $11.79          --              --          --        (8.18)%
      All contract charges                                   --         542         $ 6,426        0.75%
2010  Lowest contract charge 1.30% Service Shares (q)    $12.90          --              --          --        23.09%
      Highest contract charge 1.70% Service Shares (q)   $12.84          --              --          --        22.64%
      All contract charges                                   --         243         $ 3,129        1.08%
2009  Lowest contract charge 1.30% Service Shares (q)    $10.48          --              --          --         0.87%
      Highest contract charge 1.70% Service Shares (q)   $10.47          --              --          --         0.77%
      All contract charges                                   --          --         $     3          --
INVESCO V.I. DIVIDEND GROWTH (X)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (x)         $10.50          --              --          --        (8.70)%
      Highest contract charge 1.70% Series II (x)        $10.41          --              --          --        (8.92)%
      All contract charges                                   --         110         $ 1,155          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 8.99          --              --          --        (9.28)%
      Highest contract charge 1.70% Series II (q)      $10.80          --              --          --        (8.24)%
      All contract charges                                 --       1,479         $16,049        4.81%
2010  Lowest contract charge 1.30% Series II (q)       $11.83          --              --          --        15.75%
      Highest contract charge 1.70% Series II (q)      $11.77          --              --          --        15.17%
      All contract charges                                 --         483         $ 5,702        7.92%
2009  Lowest contract charge 1.30% Series II (q)       $10.22          --              --          --         0.39%
      Highest contract charge 1.70% Series II (q)      $10.22          --              --          --         0.49%
      All contract charges                                 --           1         $    12          --
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.99          --              --          --        (1.28)%
      Highest contract charge 1.70% Series II (v)      $ 9.66          --              --          --        (3.69)%
      All contract charges                                 --         207         $ 2,006        1.33%
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.19          --              --          --        (9.01)%
      Highest contract charge 1.70% Series II (q) (r)  $10.37          --              --          --        (8.55)%
      All contract charges                                 --         904         $ 9,432        0.95%
2010  Lowest contract charge 1.30% Series II (q) (r)   $11.40          --              --          --        11.22%
      Highest contract charge 1.70% Series II (q) (r)  $11.34          --              --          --        10.63%
      All contract charges                                 --         366         $ 4,164        2.80%
INVESCO V.I. LEISURE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (v)       $11.71          --              --          --        (5.26)%
      Highest contract charge 1.70% Series II (q) (r)  $11.61          --              --          --        (5.69)%
      All contract charges                                 --          27         $   315        0.45%
2010  Lowest contract charge 1.30% Series II (q) (r)   $12.36          --              --          --        20.12%
      Highest contract charge 1.70% Series II (q) (r)  $12.31          --              --          --        19.63%
      All contract charges                                 --          11         $   134        0.76%
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q)       $10.77          --              --          --        (7.71)%
      Highest contract charge 1.70% Series II (q)      $10.67          --              --          --        (8.10)%
      All contract charges                                 --         234         $ 2,516        0.10%
2010  Lowest contract charge 1.30% Series II (q)       $11.67          --              --          --        12.32%
      Highest contract charge 1.70% Series II (q)      $11.61          --              --          --        11.85%
      All contract charges                                 --         123         $ 1,433        0.49%
2009  Lowest contract charge 1.30% Series II (q)       $10.39          --              --          --         0.87%
      Highest contract charge 1.70% Series II (q)      $10.38          --              --          --         0.78%
      All contract charges                                 --          --         $     1          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q) (r)   $13.19          --              --          --        (2.30)%
      Highest contract charge 1.70% Series II (q) (r)  $13.08          --              --          --        (2.68)%
      All contract charges                                 --         186         $ 2,442          --
2010  Lowest contract charge 1.30% Series II (q) (r)   $13.50          --              --          --        26.52%
      Highest contract charge 1.70% Series II (q) (r)  $13.44          --              --          --        26.08%
      All contract charges                                 --          71         $   950          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
IVY FUNDS VIP ASSET STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.02          --              --          --        (9.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.98          --              --          --       (10.02)%
      All contract charges                                 --         718         $ 6,460        0.42%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 9.96          --              --          --        (8.37)%
      Highest contract charge 1.70% Common Shares (q)  $10.88          --              --          --        (6.29)%
      All contract charges                                 --         696         $ 7,611        0.99%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.66          --              --          --        14.88%
      Highest contract charge 1.70% Common Shares (q)  $11.61          --              --          --        14.38%
      All contract charges                                 --         378         $ 4,399        0.51%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.15          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.15          --              --          --         0.30%
      All contract charges                                 --           1         $    13          --
IVY FUNDS VIP ENERGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.04          --              --          --       (12.24)%
      Highest contract charge 1.70% Common Shares (q)  $11.06          --              --          --       (10.59)%
      All contract charges                                 --         771         $ 8,578          --
2010  Lowest contract charge 1.30% Common Shares (q)   $12.43          --              --          --        20.45%
      Highest contract charge 1.70% Common Shares (q)  $12.37          --              --          --        19.86%
      All contract charges                                 --         229         $ 2,846        0.13%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.32          --              --          --         3.41%
      Highest contract charge 1.70% Common Shares (q)  $10.32          --              --          --         3.51%
      All contract charges                                 --          --              --          --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 8.69          --              --          --       (23.91)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.19          --              --          --       (22.77)%
      All contract charges                                 --         852         $ 7,871          --
2010  Lowest contract charge 1.30% Common Shares (q)   $11.96          --              --          --        15.56%
      Highest contract charge 1.70% Common Shares (q)  $11.90          --              --          --        15.09%
      All contract charges                                 --         419         $ 5,015          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.35          --              --          --         2.07%
      Highest contract charge 1.70% Common Shares (q)  $10.34          --              --          --         1.97%
      All contract charges                                 --           7         $    73          --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.55          --              --          --         3.03%
      Highest contract charge 1.70% Common Shares (q)  $12.02          --              --          --         3.44%
      All contract charges                                 --       1,926         $23,256        6.46%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.67          --              --          --        13.30%
      Highest contract charge 1.70% Common Shares (q)  $11.62          --              --          --        12.93%
      All contract charges                                 --         778         $ 9,066        4.09%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.30          --              --          --         1.08%
      Highest contract charge 1.70% Common Shares (q)  $10.29          --              --          --         1.08%
      All contract charges                                 --           2         $    25          --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $13.29          --              --          --        (1.85)%
      Highest contract charge 1.70% Common Shares (q)  $13.17          --              --          --        (2.30)%
      All contract charges                                 --         816         $10,801        3.11%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Common Shares (q)    $13.54          --              --          --        29.82%
      Highest contract charge 1.70% Common Shares (q)   $13.48          --              --          --        29.37%
      All contract charges                                  --         328         $ 4,427        0.01%
2009  Lowest contract charge 1.30% Common Shares (q)    $10.43          --              --          --         1.16%
      Highest contract charge 1.70% Common Shares (q)   $10.42          --              --          --         1.17%
      All contract charges                                  --           2         $    21          --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $10.99          --              --          --        (7.02)%
      Highest contract charge 1.70% Common Shares (q)   $10.90          --              --          --        (7.31)%
      All contract charges                                  --         614         $ 6,730        3.30%
2010  Lowest contract charge 1.30% Common Shares (q)    $11.82          --              --          --        11.30%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --        10.84%
      All contract charges                                  --         227         $ 2,680          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.62          --              --          --         2.61%
      Highest contract charge 1.70% Common Shares (q)   $10.61          --              --          --         2.61%
      All contract charges                                  --          --         $     2          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $11.86          --              --          --       (11.76)%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --       (12.11)%
      All contract charges                                  --         497         $ 5,876        0.82%
2010  Lowest contract charge 1.30% Common Shares (q)    $13.44          --              --          --        27.15%
      Highest contract charge 1.70% Common Shares (q)   $13.38          --              --          --        26.70%
      All contract charges                                  --         279         $ 3,472          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.57          --              --          --         3.02%
      Highest contract charge 1.70% Common Shares (q)   $10.56          --              --          --         3.02%
      All contract charges                                  --          --         $     3          --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)   $ 8.09          --              --          --       (18.03)%
      Highest contract charge 1.70% Service Shares (q)  $ 9.92          --              --          --       (19.42)%
      All contract charges                                  --       2,736         $27,284        2.67%
2010  Lowest contract charge 1.30% Service Shares (q)   $12.37          --              --          --        21.16%
      Highest contract charge 1.70% Service Shares (q)  $12.31          --              --          --        20.57%
      All contract charges                                  --       1,064         $13,133        2.91%
2009  Lowest contract charge 1.30% Service Shares (q)   $10.21          --              --          --         0.10%
      Highest contract charge 1.70% Service Shares (q)  $10.21          --              --          --         0.20%
      All contract charges                                  --           2         $    23          --
LORD ABBETT BOND DEBENTURE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $10.06          --              --          --         0.10%
      Highest contract charge 1.70% VC Shares (v)       $10.02          --              --          --        (0.30)%
      All contract charges                                  --          82         $   827       15.38%
LORD ABBETT CLASSIC STOCK PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.70          --              --          --       (11.59)%
      Highest contract charge 1.65% VC Shares (v)       $ 8.68          --              --          --       (11.79)%
      All contract charges                                  --         121         $ 1,050        1.75%
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.31          --              --          --       (15.55)%
      Highest contract charge 1.70% VC Shares (v)       $ 8.28          --              --          --       (15.85)%
      All contract charges                                  --          73         $   603          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                             YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------------
                                                           UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                           VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                           ------ ------------------ ---------- -------------- ---------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q)       $10.50           --              --         --        (3.05)%
      Highest contract charge 1.70% Service Class (q)      $10.41           --              --         --        (3.43)%
      All contract charges                                     --        1,354        $ 14,175       1.24%
2010  Lowest contract charge 1.30% Service Class (q)       $10.83           --              --         --         7.33%
      Highest contract charge 1.70% Service Class (q)      $10.78           --              --         --         6.94%
      All contract charges                                     --          501        $  5,419       0.32%
2009  Lowest contract charge 1.30% Service Class (q)       $10.09           --              --         --        (0.79)%
      Highest contract charge 1.70% Service Class (q)      $10.08           --              --         --        (0.88)%
      All contract charges                                     --           --        $      3         --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $11.45           --              --         --        (0.87)%
      Highest contract charge 1.70% Service Class (q) (r)  $11.35           --              --         --        (1.30)%
      All contract charges                                     --          286        $  3,267       0.26%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.55           --              --         --        10.63%
      Highest contract charge 1.70% Service Class (q) (r)  $11.50           --              --         --        10.26%
      All contract charges                                     --          162        $  1,874       0.07%
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $ 9.95           --              --         --        (5.42)%
      Highest contract charge 1.70% Service Class (q) (r)  $10.78           --              --         --        (4.01)%
      All contract charges                                     --          243        $  2,631       0.85%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.29           --              --         --         9.51%
      Highest contract charge 1.70% Service Class (q) (r)  $11.23           --              --         --         8.92%
      All contract charges                                     --          111        $  1,249       0.06%
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $12.14           --              --         --        (0.25)%
      Highest contract charge 1.70% Service Class (q) (r)  $12.04           --              --         --        (0.66)%
      All contract charges                                     --          297        $  3,597         --
2010  Lowest contract charge 1.30% Service Class (q) (r)   $12.17           --              --         --        18.62%
      Highest contract charge 1.70% Service Class (q) (r)  $12.12           --              --         --        18.24%
      All contract charges                                     --          156        $  1,899         --
MFS(R) UTILITIES SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $10.72           --              --         --         4.38%
      Highest contract charge 1.70% Service Class (q) (r)  $12.30           --              --         --         4.77%
      All contract charges                                     --          491        $  6,062       3.16%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.80           --              --         --        12.06%
      Highest contract charge 1.70% Service Class (q) (r)  $11.74           --              --         --        11.49%
      All contract charges                                     --          140        $  1,648       1.49%
MULTIMANAGER AGGRESSIVE EQUITY (K) (U)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B                 $55.62           --              --         --        (7.18)%
      Highest contract charge 1.90% Class B                $43.32           --              --         --        (8.06)%
      All contract charges                                     --       27,864        $467,297         --
2010  Lowest contract charge 0.50% Class B                 $67.09           --              --         --        17.02%
      Highest contract charge 1.90% Class B                $47.12           --              --         --        15.38%
      All contract charges                                     --       31,493        $579,330       0.61%
2009  Lowest contract charge 0.50% Class B                 $57.33           --              --         --        36.59%
      Highest contract charge 1.90% Class B                $40.84           --              --         --        34.68%
      All contract charges                                     --       21,905        $337,968       0.21%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B   $41.97           --               --        --       (46.95)%
      Highest contract charge 1.90% Class B  $30.32           --               --        --       (47.70)%
      All contract charges                       --        5,087       $   67,727      0.36%
2007  Lowest contract charge 0.50% Class B   $79.11           --               --        --        10.83%
      Highest contract charge 1.90% Class B  $57.97           --               --        --         9.25%
      All contract charges                                 4,950       $  134,774        --
MULTIMANAGER CORE BOND
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $14.46           --               --        --         4.56%
      Highest contract charge 1.90% Class B  $13.47           --               --        --         3.86%
      All contract charges                       --       95,905       $1,295,330      2.58%
2010  Lowest contract charge 0.50% Class B   $14.74           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $12.97           --               --        --         4.18%
      All contract charges                       --       88,517       $1,150,810      2.78%
2009  Lowest contract charge 0.50% Class B   $13.95           --               --        --         7.78%
      Highest contract charge 1.90% Class B  $12.45           --               --        --         6.25%
      All contract charges                       --       83,528       $1,038,056      3.59%
2008  Lowest contract charge 0.50% Class B   $12.94           --               --        --         1.97%
      Highest contract charge 1.90% Class B  $11.72           --               --        --         0.51%
      All contract charges                       --       62,629       $  734,371      4.89%
2007  Lowest contract charge 0.50% Class B   $12.69           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $11.66           --               --        --         4.20%
      All contract charges                                55,947       $  653,841      4.09%
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $10.86           --               --        --       (19.02)%
      Highest contract charge 1.90% Class B  $10.12           --               --        --       (19.55)%
      All contract charges                       --       29,873       $  333,279      1.62%
2010  Lowest contract charge 0.50% Class B   $14.29           --               --        --         6.40%
      Highest contract charge 1.90% Class B  $12.58           --               --        --         4.92%
      All contract charges                       --       32,262       $  445,001      2.96%
2009  Lowest contract charge 0.50% Class B   $13.43           --               --        --        29.22%
      Highest contract charge 1.90% Class B  $11.99           --               --        --        27.38%
      All contract charges                       --       35,009       $  457,905      1.62%
2008  Lowest contract charge 0.50% Class B   $10.39           --               --        --       (47.47)%
      Highest contract charge 1.90% Class B  $ 9.41           --               --        --       (48.21)%
      All contract charges                       --       34,884       $  355,985      1.57%
2007  Lowest contract charge 0.50% Class B   $19.78           --               --        --        11.88%
      Highest contract charge 1.90% Class B  $18.17           --               --        --        10.25%
      All contract charges                                34,725       $  680,288      0.73%
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B   $10.17           --               --        --        (8.46)%
      Highest contract charge 1.80% Class B  $ 9.57           --               --        --        (9.03)%
      All contract charges                       --       12,186       $  126,553      0.31%
2010  Lowest contract charge 0.50% Class B   $11.84           --               --        --        10.97%
      Highest contract charge 1.90% Class B  $10.42           --               --        --         9.45%
      All contract charges                       --       12,797       $  145,347      0.28%
2009  Lowest contract charge 0.50% Class B   $10.67           --               --        --        31.84%
      Highest contract charge 1.90% Class B  $ 9.52           --               --        --        29.91%
      All contract charges                       --       12,893       $  132,944      1.49%
2008  Lowest contract charge 0.50% Class B   $ 8.09           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B  $ 7.33           --               --        --       (40.65)%
      All contract charges                       --       12,279       $   96,551      0.52%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B   $13.45           --              --         --         4.51%
      Highest contract charge 1.90% Class B  $12.35           --              --         --         3.00%
      All contract charges                                13,471        $177,274       0.41%
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.89           --              --         --        (6.45)%
      Highest contract charge 1.90% Class B  $10.80           --              --         --        (7.30)%
      All contract charges                       --       27,292        $322,969       0.99%
2010  Lowest contract charge 0.50% Class B   $13.24           --              --         --        12.59%
      Highest contract charge 1.90% Class B  $11.65           --              --         --        10.95%
      All contract charges                       --       30,723        $390,159       0.87%
2009  Lowest contract charge 0.50% Class B   $11.76           --              --         --        22.21%
      Highest contract charge 1.90% Class B  $10.50           --              --         --        20.51%
      All contract charges                       --       33,976        $386,795       1.82%
2008  Lowest contract charge 0.50% Class B   $ 9.62           --              --         --       (37.73)%
      Highest contract charge 1.90% Class B  $ 8.71           --              --         --       (38.62)%
      All contract charges                       --       37,613        $353,373       1.40%
2007  Lowest contract charge 0.50% Class B   $15.45           --              --         --         3.07%
      Highest contract charge 1.90% Class B  $14.19           --              --         --         1.65%
      All contract charges                                38,402        $583,473       1.08%
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.12           --              --         --        (8.78)%
      Highest contract charge 1.90% Class B  $10.10           --              --         --        (9.66)%
      All contract charges                       --       24,402        $286,163         --
2010  Lowest contract charge 0.50% Class B   $12.70           --              --         --        26.24%
      Highest contract charge 1.90% Class B  $11.18           --              --         --        24.50%
      All contract charges                       --       27,305        $351,919         --
2009  Lowest contract charge 0.50% Class B   $10.06           --              --         --        41.09%
      Highest contract charge 1.90% Class B  $ 8.98           --              --         --        39.02%
      All contract charges                       --       28,991        $297,480         --
2008  Lowest contract charge 0.50% Class B   $ 7.13           --              --         --       (43.86)%
      Highest contract charge 1.90% Class B  $ 6.46           --              --         --       (44.64)%
      All contract charges                       --       29,642        $216,713         --
2007  Lowest contract charge 0.50% Class B   $12.70           --              --         --        11.31%
      Highest contract charge 1.90% Class B  $11.67           --              --         --         9.78%
      All contract charges                                31,721        $414,209         --
MULTIMANAGER MID CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $13.57           --              --         --       (14.11)%
      Highest contract charge 1.90% Class B  $12.32           --              --         --       (14.98)%
      All contract charges                       --       25,568        $343,363       0.02%
2010  Lowest contract charge 0.50% Class B   $16.46           --              --         --        24.32%
      Highest contract charge 1.90% Class B  $14.49           --              --         --        22.59%
      All contract charges                       --       26,265        $412,452       0.77%
2009  Lowest contract charge 0.50% Class B   $13.24           --              --         --        43.65%
      Highest contract charge 1.90% Class B  $11.82           --              --         --        41.61%
      All contract charges                       --       26,843        $341,724       3.10%
2008  Lowest contract charge 0.50% Class B   $ 9.22           --              --         --       (36.28)%
      Highest contract charge 1.90% Class B  $ 8.35           --              --         --       (37.17)%
      All contract charges                       --       26,245        $234,379       0.46%
2007  Lowest contract charge 0.50% Class B   $14.47           --              --         --        (0.41)%
      Highest contract charge 1.90% Class B  $13.29           --              --         --        (1.85)%
      All contract charges                                27,826        $392,988         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $32.55           --              --         --         4.09%
      Highest contract charge 1.90% Class B  $25.58           --              --         --         3.06%
      All contract charges                       --       38,474        $614,218       3.81%
2010  Lowest contract charge 0.50% Class B   $34.87           --              --         --         6.12%
      Highest contract charge 1.90% Class B  $24.82           --              --         --         4.64%
      All contract charges                       --       39,770        $619,466       2.62%
2009  Lowest contract charge 0.50% Class B   $32.86           --              --         --         9.11%
      Highest contract charge 1.90% Class B  $23.72           --              --         --         7.55%
      All contract charges                       --       38,177        $578,492       4.60%
2008  Lowest contract charge 0.50% Class B   $30.12           --              --         --       (23.90)%
      Highest contract charge 1.90% Class B  $22.06           --              --         --       (24.94)%
      All contract charges                       --       36,664        $531,727       8.68%
2007  Lowest contract charge 0.50% Class B   $39.58           --              --         --         2.62%
      Highest contract charge 1.90% Class B  $29.39           --              --         --         1.17%
      All contract charges                                45,225        $879,446       7.17%
MULTIMANAGER SMALL CAP GROWTH (C)
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B   $ 7.53           --              --         --       (16.43)%
      Highest contract charge 1.80% Class B  $ 6.72           --              --         --       (17.24)%
      All contract charges                       --       28,274        $177,376         --
2010  Lowest contract charge 0.50% Class B   $ 9.52           --              --         --        26.93%
      Highest contract charge 1.90% Class B  $ 8.02           --              --         --        25.12%
      All contract charges                       --       31,439        $238,081         --
2009  Lowest contract charge 0.50% Class B   $ 7.50           --              --         --        33.85%
      Highest contract charge 1.90% Class B  $ 6.41           --              --         --        32.08%
      All contract charges                       --       32,920        $199,904         --
2008  Lowest contract charge 0.50% Class B   $ 5.60           --              --         --       (42.39)%
      Highest contract charge 1.90% Class B  $ 4.85           --              --         --       (43.27)%
      All contract charges                       --       28,780        $135,528         --
2007  Lowest contract charge 0.50% Class B   $ 9.72           --              --         --         3.18%
      Highest contract charge 1.90% Class B  $ 8.55           --              --         --         1.79%
      All contract charges                                28,681        $242,159         --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $15.60           --              --         --        (9.88)%
      Highest contract charge 1.90% Class B  $13.63           --              --         --       (10.74)%
      All contract charges                       --       28,939        $365,540       0.07%
2010  Lowest contract charge 0.50% Class B   $18.36           --              --         --        23.89%
      Highest contract charge 1.90% Class B  $15.27           --              --         --        22.16%
      All contract charges                       --       32,868        $463,526       0.15%
2009  Lowest contract charge 0.50% Class B   $14.82           --              --         --        25.82%
      Highest contract charge 1.90% Class B  $12.50           --              --         --        24.04%
      All contract charges                       --       36,368        $418,772       1.03%
2008  Lowest contract charge 0.50% Class B   $11.78           --              --         --       (38.20)%
      Highest contract charge 1.90% Class B  $10.08           --              --         --       (39.06)%
      All contract charges                       --       39,759        $368,923       0.24%
2007  Lowest contract charge 0.50% Class B   $19.06           --              --         --       (10.31)%
      Highest contract charge 1.90% Class B  $16.54           --              --         --       (11.55)%
      All contract charges                                47,546        $723,958       0.29%
MULTIMANAGER TECHNOLOGY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.45           --              --         --        (5.68)%
      Highest contract charge 1.90% Class B  $10.40           --              --         --        (6.64)%
      All contract charges                       --       30,531        $363,492         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                                  YEARS ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                                VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                                ------ ------------------ ---------- -------------- ---------
2010     Lowest contract charge 0.50% Class B                   $12.65           --              --         --        17.13%
         Highest contract charge 1.90% Class B                  $11.14           --              --         --        15.56%
         All contract charges                                       --       32,400        $410,547         --
2009     Lowest contract charge 0.50% Class B                   $10.80           --              --         --        57.69%
         Highest contract charge 1.90% Class B                  $ 9.64           --              --         --        55.54%
         All contract charges                                       --       33,513        $364,955         --
2008     Lowest contract charge 0.50% Class B                   $ 6.85           --              --         --       (47.35)%
         Highest contract charge 1.90% Class B                  $ 6.20           --              --         --       (48.12)%
         All contract charges                                       --       27,756        $192,697         --
2007     Lowest contract charge 0.50% Class B                   $13.01           --              --         --        17.63%
         Highest contract charge 1.90% Class B                  $11.95           --              --         --        15.91%
         All contract charges                                                28,291        $373,990         --
MUTUAL SHARES SECURITIES FUND
         Unit Value 1.30% to 1.70%*
2011     Lowest contract charge 1.30% Class 2 (t)               $10.49           --              --         --        (2.33)%
         Highest contract charge 1.70% Class 2 (t)              $10.40           --              --         --        (2.80)%
         All contract charges                                       --          539        $  5,643       2.86%
2010     Lowest contract charge 1.30% Class 2 (t)               $10.74           --              --         --        10.84%
         Highest contract charge 1.70% Class 2 (t)              $10.70           --              --         --        10.42%
         All contract charges                                       --          146        $  1,562       1.66%
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $ 9.53           --              --         --        (8.80)%
         Highest contract charge 1.70% Advisor Class (q) (r)    $11.73           --              --         --        (9.07)%
         All contract charges                                       --          900        $ 10,608      14.13%
2010     Lowest contract charge 1.30% Advisor Class (q) (r)     $12.96           --              --         --        22.61%
         Highest contract charge 1.70% Advisor Class (q) (r)    $12.90           --              --         --        22.04%
         All contract charges                                       --          316        $  4,086      16.49%
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.07           --              --         --         4.90%
         Highest contract charge 1.70% Advisor Class (q)        $11.55           --              --         --         4.43%
         All contract charges                                       --          835        $  9,691       5.23%
2010     Lowest contract charge 1.30% Advisor Class (q)         $11.11           --              --         --        10.55%
         Highest contract charge 1.70% Advisor Class (q)        $11.06           --              --         --        10.16%
         All contract charges                                       --          472        $  5,238       4.65%
2009     Lowest contract charge 1.30% Advisor Class (q)         $10.05           --              --         --        (0.50)%
         Highest contract charge 1.70% Advisor Class (q)        $10.04           --              --         --        (0.50)%
         All contract charges                                       --           10        $     96       0.38%
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.60           --              --         --        10.65%
         Highest contract charge 1.70% Advisor Class (q)        $11.61           --              --         --         9.63%
         All contract charges                                       --        2,919        $ 34,062       1.80%
2010     Lowest contract charge 1.30% Advisor Class (q)         $10.64           --              --         --         6.61%
         Highest contract charge 1.70% Advisor Class (q)        $10.59           --              --         --         6.22%
         All contract charges                                       --          940        $  9,982       3.10%
2009     Lowest contract charge 1.30% Advisor Class (q)         $ 9.98           --              --         --        (0.40)%
         Highest contract charge 1.70% Advisor Class (q)        $ 9.97           --              --         --        (0.40)%
         All contract charges                                       --            7        $     71         --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.01           --              --         --         2.67%
         Highest contract charge 1.70% Advisor Class (q)        $10.78           --              --         --         1.70%
         All contract charges                                       --        5,177        $ 56,086       2.56%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Advisor Class (q)   $10.64          --              --          --         6.61%
      Highest contract charge 1.70% Advisor Class (q)  $10.60          --              --          --         6.21%
      All contract charges                                 --       2,268         $24,095        8.03%
2009  Lowest contract charge 1.30% Advisor Class (q)   $ 9.98          --              --          --        (0.60)%
      Highest contract charge 1.70% Advisor Class (q)  $ 9.98          --              --          --        (0.60)%
      All contract charges                                 --           8         $    78          --
PROFUND VP BEAR
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $ 7.05          --              --          --       (10.08)%
      Highest contract charge 1.70% Common Shares (q)  $ 6.99          --              --          --       (10.50)%
      All contract charges                                 --         118         $   827          --
2010  Lowest contract charge 1.30% Common Shares (q)   $ 7.84          --              --          --       (18.92)%
      Highest contract charge 1.70% Common Shares (q)  $ 7.81          --              --          --       (19.15)%
      All contract charges                                 --          55         $   424          --
2009  Lowest contract charge 1.30% Common Shares (q)   $ 9.67          --              --          --        (0.31)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.66          --              --          --        (0.41)%
      All contract charges                                 --           1         $    11          --
PROFUND VP BIOTECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $11.01          --              --          --         5.16%
      Highest contract charge 1.70% Common Shares (q)  $10.91          --              --          --         4.70%
      All contract charges                                 --         195         $ 2,142          --
2010  Lowest contract charge 1.30% Common Shares (q)   $10.47          --              --          --         3.77%
      Highest contract charge 1.70% Common Shares (q)  $10.42          --              --          --         3.37%
      All contract charges                                 --          71         $   742          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.09          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.08          --              --          --         0.10%
      All contract charges                                 --          --         $     4          --
RYDEX | SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.50          --              --          --        (4.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 9.47          --              --          --        (4.82)%
      All contract charges                                 --          39         $   369        4.96%
RYDEX | SGI VT MANAGED FUTURES STRATEGY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 8.98          --              --          --        (9.38)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.95          --              --          --        (9.69)%
      All contract charges                                 --          41         $   371          --
T.ROWE PRICE HEALTH SCIENCES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)    $13.06          --              --          --         8.92%
      Highest contract charge 1.70% Class II (q) (r)   $12.95          --              --          --         8.55%
      All contract charges                                 --         420         $ 5,467          --
2010  Lowest contract charge 1.30% Class II (q) (r)    $11.99          --              --          --        13.87%
      Highest contract charge 1.70% Class II (q) (r)   $11.93          --              --          --        13.30%
      All contract charges                                 --         153         $ 1,827          --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)         $ 9.93          --              --          --       (16.90)%
      Highest contract charge 1.70% Class 2 (q)        $ 9.84          --              --          --       (17.31)%
      All contract charges                                 --         478         $ 4,730        0.96%
2010  Lowest contract charge 1.30% Class 2 (q)         $11.95          --              --          --        16.02%
      Highest contract charge 1.70% Class 2 (q)        $11.90          --              --          --        15.65%
      All contract charges                                 --         280         $ 3,345        1.35%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class 2 (q)          $10.30          --              --          --         1.58%
      Highest contract charge 1.70% Class 2 (q)         $10.29          --              --          --         1.58%
      All contract charges                                  --           2         $    28          --
TEMPLETON FOREIGN SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 8.78          --              --          --       (14.26)%
      Highest contract charge 1.70% Class 2 (q) (r)     $ 9.43          --              --          --       (12.20)%
      All contract charges                                  --         517         $ 4,901        1.78%
2010  Lowest contract charge 1.30% Class 2 (q) (r)      $10.79          --              --          --         7.04%
      Highest contract charge 1.70% Class 2 (q) (r)     $10.74          --              --          --         6.65%
      All contract charges                                  --         264         $ 2,838        1.29%
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 9.76          --              --          --        (1.21)%
      Highest contract charge 1.70% Class 2 (q)         $11.01          --              --          --        (2.57)%
      All contract charges                                  --       3,946         $43,690        5.18%
2010  Lowest contract charge 1.30% Class 2 (q)          $11.35          --              --          --        12.94%
      Highest contract charge 1.70% Class 2 (q)         $11.30          --              --          --        12.44%
      All contract charges                                  --       1,492         $16,914        0.97%
2009  Lowest contract charge 1.30% Class 2 (q)          $10.05          --              --          --         0.20%
      Highest contract charge 1.70% Class 2 (q)         $10.05          --              --          --         0.20%
      All contract charges                                  --           3         $    27          --
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)          $ 9.46          --              --          --        (8.16)%
      Highest contract charge 1.70% Class 2 (t)         $ 9.38          --              --          --        (8.58)%
      All contract charges                                  --          97         $   918        1.40%
2010  Lowest contract charge 1.30% Class 2 (t)          $10.30          --              --          --         7.85%
      Highest contract charge 1.70% Class 2 (t)         $10.26          --              --          --         7.43%
      All contract charges                                  --          60         $   619        1.23%
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class S Shares (v)   $ 9.16          --              --          --       (18.58)%
      Highest contract charge 1.70% Class S Shares (q)  $10.66          --              --          --       (18.13)%
      All contract charges                                  --       1,523         $16,330        0.65%
2010  Lowest contract charge 1.30% Class S Shares (q)   $13.08          --              --          --        26.99%
      Highest contract charge 1.70% Class S Shares (q)  $13.02          --              --          --        26.41%
      All contract charges                                  --         588         $ 7,685        0.01%
2009  Lowest contract charge 1.30% Class S Shares (q)   $10.30          --              --          --         1.88%
      Highest contract charge 1.70% Class S Shares (q)  $10.30          --              --          --         1.88%
      All contract charges                                  --           1         $    10          --

   ----------
  (a)A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
  (b)A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
  (c)A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
  (d)A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
  (e)Units were made available for sale on May 29, 2007.
  (f)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (g)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (h)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (i)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (j)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (k)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (l)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Concluded)

  (m)EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
  (n)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (o)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (p)Units were made available for sale on June 08, 2009.
  (q)Units were made available for sale on December 14, 2009.
  (r)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
  (s)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had no accumulation ratios to report.
  (t)Units were made available for sale on January 25, 2010
  (u)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (v)Units were made available on January 18, 2011.
  (w)Units were made available on February 22, 2011.
  (x)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
  (y)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (z)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
 (aa)Units were made available on October 10, 2011.
  * Expenses as an annual percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of Portfolio fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

  All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

  Report of Independent Registered Public Accounting Firm................. F-1

  Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............... F-2
    Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009.................................................. F-3
    Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009..................................... F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-6
    Consolidated Statements of Cash Flows, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-7
    Notes to Consolidated Financial Statements............................ F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 8, 2012

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                        2011        2010
                                                                                     ----------  ----------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   31,992  $   29,057
 Mortgage loans on real estate......................................................      4,281       3,571
 Equity real estate, held for the production of income..............................         99         140
 Policy loans.......................................................................      3,542       3,581
 Other equity investments...........................................................      1,707       1,618
 Trading securities.................................................................        982         506
 Other invested assets..............................................................      2,340       1,413
                                                                                     ----------  ----------
   Total investments................................................................     44,943      39,886
Cash and cash equivalents...........................................................      3,227       2,155
Cash and securities segregated, at fair value.......................................      1,280       1,110
Broker-dealer related receivables...................................................      1,327       1,389
Deferred policy acquisition costs...................................................      4,653       8,383
Goodwill and other intangible assets, net...........................................      3,697       3,702
Amounts due from reinsurers.........................................................      3,542       3,252
Loans to affiliates.................................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,547       4,606
Other assets........................................................................      5,340       5,614
Separate Accounts' assets...........................................................     86,419      92,014
                                                                                     ----------  ----------

TOTAL ASSETS........................................................................ $  166,016  $  163,156
                                                                                     ==========  ==========

LIABILITIES
Policyholders' account balances..................................................... $   26,033  $   24,654
Future policy benefits and other policyholders liabilities..........................     21,595      18,965
Broker-dealer related payables......................................................        466         369
Customers related payables..........................................................      1,889       1,770
Amounts due to reinsurers...........................................................         74          75
Short-term and long-term debt.......................................................        645         425
Loans from affiliates...............................................................      1,325       1,325
Income taxes payable................................................................      5,491       4,315
Other liabilities...................................................................      3,815       3,075
Separate Accounts' liabilities......................................................     86,419      92,014
                                                                                     ----------  ----------
   Total liabilities................................................................    147,752     146,987
                                                                                     ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2  $        2
 Capital in excess of par value.....................................................      5,743       5,593
 Retained earnings..................................................................     10,120       8,085
 Accumulated other comprehensive income (loss)......................................       (304)       (629)
                                                                                     ----------  ----------
   Total AXA Equitable's equity.....................................................     15,561      13,051
                                                                                     ----------  ----------
Noncontrolling interest.............................................................      2,703       3,118
                                                                                     ----------  ----------
   Total equity.....................................................................     18,264      16,169
                                                                                     ----------  ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  166,016  $  163,156
                                                                                     ==========  ==========


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
   Total revenues.......................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     4,680        168       115
Capitalization of deferred policy acquisition costs.....................    (1,030)      (916)     (975)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    14,537      8,426     6,321
                                                                         ---------  ---------  --------


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                          2011       2010       2009
                                                                        --------  ---------  ----------
                                                                                 (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes........ $  3,335  $   3,015   $  (3,079)
Income tax (expense) benefit...........................................   (1,022)      (707)      1,272
                                                                        --------  ---------  ----------

Earnings (loss) from continuing operations, net of income taxes........    2,313      2,308      (1,807)
Earnings (loss) from discontinued operations, net of income taxes......       --         --           3
                                                                        --------  ---------  ----------

Net earnings (loss)....................................................    2,313      2,308      (1,804)
 Less: net (earnings) loss attributable to the noncontrolling interest.      101       (235)       (359)
                                                                        --------  ---------  ----------

Net Earnings (Loss) Attributable to AXA Equitable...................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

Amounts attributable to AXA Equitable:
 Earnings (loss) from continuing operations, net of income taxes....... $  2,414  $   2,073  $   (2,166)
 Earnings (loss) from discontinued operations, net of income taxes.....       --         --           3
                                                                        --------  ---------  ----------
Net Earnings (Loss).................................................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  2011       2010       2009
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $   2,313  $   2,308  $  (1,804)
                                                                               ---------  ---------  ---------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......       378        440      1,331
 Defined benefit plans:
   Net gain (loss) arising during year........................................      (169)      (121)       (65)
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........        94         82         65
     Amortization of net prior service credit included in net periodic cost...         1         (1)        (3)
                                                                               ---------  ---------  ---------
       Other comprehensive income (loss)--defined benefit plans...............       (74)       (40)        (3)
                                                                               ---------  ---------  ---------

Total other comprehensive income (loss), net of income taxes..................       304        400      1,328
                                                                               ---------  ---------  ---------

Comprehensive income (loss)...................................................     2,617      2,708       (476)
                                                                               ---------  ---------  ---------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....       122       (228)      (425)
                                                                               ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $   2,739  $   2,480  $    (901)
                                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               2011       2010       2009
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest................        --         --        (54)
 Changes in capital in excess of par value.................................       150         10        453
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,743      5,593      5,583
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     8,085      6,312      8,413
 Net earnings (loss).......................................................     2,414      2,073     (2,163)
 Stockholder dividends.....................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..............        --         --         62
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................    10,120      8,085      6,312
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (629)    (1,036)    (2,236)
 Impact of implementing new accounting guidance, net of taxes..............        --         --        (62)
 Other comprehensive income (loss).........................................       325        407      1,262
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................      (304)      (629)    (1,036)
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,561     13,051     10,861
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest............         1          5         --
 Purchase of AllianceBernstein Put.........................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.............................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...............      (101)       235        359
 Dividends paid to noncontrolling interest.................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.       (21)        (7)        66
 Other changes in noncontrolling interest..................................       189        126        132
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,703      3,118      3,269
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,264  $  16,169  $  14,130
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                               2011       2010       2009
                                                                                            ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
Net earnings (loss)........................................................................ $   2,313  $   2,308  $  (1,804)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       999        950      1,004
 Universal life and investment-type product policy fee income..............................    (3,312)    (3,067)    (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................       266        125     (1,353)
 (Income) loss related to derivative instruments...........................................    (2,374)       284      3,079
 Change in reinsurance recoverable with affiliate..........................................      (242)      (233)     1,486
 Investment (gains) losses, net............................................................        47        184        (54)
 Change in segregated cash and securities, net.............................................      (170)      (124)     1,587
 Change in deferred policy acquisition costs...............................................     3,650       (747)      (860)
 Change in future policy benefits..........................................................     2,110      1,136       (755)
 Change in income taxes payable............................................................       950        720     (1,223)
 Real estate asset write-off charge........................................................         5         26          3
 Change in the fair value of the reinsurance contract asset................................    (5,941)    (2,350)     2,566
 Amortization of deferred compensation.....................................................       418        178         88
 Amortization of deferred sales commission.................................................        38         47         55
 Amortization of reinsurance cost..........................................................       211        274        318
 Other depreciation and amortization.......................................................       146        161        156
 Amortization of other intangibles.........................................................        24         23         24
 Other, net................................................................................       (76)       111         18
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) operating activities........................................      (938)         6      1,417
                                                                                            ---------  ---------  ---------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........     3,435      2,753      2,058
 Sales of investments......................................................................     1,141      3,398      6,737
 Purchases of investments..................................................................    (7,970)    (7,068)    (8,995)
 Cash settlements related to derivative instruments........................................     1,429       (651)    (2,564)
 Change in short-term investments..........................................................        16        (53)       140
 Decrease in loans to affiliates...........................................................        --          3          1
 Increase in loans to affiliates...........................................................        --         --       (250)
 Investment in capitalized software, leasehold improvements and
 EDP equipment.............................................................................      (104)       (62)      (120)
 Other, net................................................................................        25        (25)         9
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) investing activities........................................    (2,028)    (1,705)    (2,984)
                                                                                            ---------  ---------  ---------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010       2009
                                                                       --------  --------  ---------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $   3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)    (2,161)
 Change in short-term financings......................................      220       (24)       (36)
 Change in collateralized pledged liabilities.........................      989      (270)       126
 Change in collateralized pledged assets..............................       99       533       (632)
 Capital contribution.................................................       --        --        439
 Shareholder dividends paid...........................................     (379)     (300)        --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)        --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)      (320)
 Other, net...........................................................        2        11        145
                                                                       --------  --------  ---------

Net cash provided by (used in) financing activities...................    4,038     2,062        956
                                                                       --------  --------  ---------

Change in cash and cash equivalents...................................    1,072       363       (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792      2,403
                                                                       --------  --------  ---------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $   1,792
                                                                       ========  ========  =========

Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $      17
                                                                       ========  ========  =========
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $      44
                                                                       ========  ========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $1.1 billion, income taxes payable will be reduced by approximately $372 million with a corresponding reduction, net of taxes, to Retained earnings and Total equity of approximately $691 million. Upon adoption, for the year ended 2011, the Company's Earnings (loss), before income taxes would increase by approximately $822 million and Net

   Earnings (Loss) Attributable to AXA Equitable would increase by approximately $534 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's consolidated statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS      GROSS
                                        AMORTIZED  UNREALIZED UNREALIZED                OTTI
                                          COST       GAINS      LOSSES   FAIR VALUE IN AOCI/ (3)/
                                        ---------- ---------- ---------- ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $   21,444 $    1,840 $      147 $   23,137 $         --
 U.S. Treasury, government and agency..      3,598        350         --      3,948           --
 States and political subdivisions.....        478         64          2        540           --
 Foreign governments...................        461         65          1        525           --
 Commercial mortgage-backed............      1,306          7        411        902           22
 Residential mortgage-backed/ (1)/.....      1,556         90         --      1,646           --
 Asset-backed/ (2)/....................        260         15         11        264            6
 Redeemable preferred stock............      1,106         38        114      1,030           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     30,209      2,469        686     31,992           28

Equity securities......................         18          1         --         19           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2011............. $   30,227 $    2,470 $      686 $   32,011 $         28
                                        ========== ========== ========== ========== ============

December 31, 2010:
Fixed Maturities:
 Corporate............................. $   20,494 $    1,348 $      110 $   21,732 $         --
 U.S. Treasury, government and agency..      1,986         18         88      1,916           --
 States and political subdivisions.....        516         11         16        511           --
 Foreign governments...................        502         59          1        560           --
 Commercial mortgage-backed............      1,473          5        375      1,103           19
 Residential mortgage-backed/ (1)/.....      1,601         67         --      1,668           --
 Asset-backed/ (2)/....................        245         13         12        246            7
 Redeemable preferred stock............      1,364         23         66      1,321           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     28,181      1,544        668     29,057           26

Equity securities......................         26         --          3         23           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2010............. $   28,207 $    1,544 $      671 $   29,080 $         26
                                        ========== ========== ========== ========== ============

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058  $   2,090
          Due in years two through five..........     8,257      8,722
          Due in years six through ten...........     9,881     10,723
          Due after ten years....................     5,785      6,615
                                                  --------- ----------
             Subtotal............................    25,981     28,150
          Commercial mortgage-backed securities..     1,306        902
          Residential mortgage-backed securities.     1,556      1,646
          Asset-backed securities................       260        264
                                                  --------- ----------
          Total.................................. $  29,103  $  30,962
                                                  ========= ==========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                         December 31,
                                                   ------------------------
                                                    2011     2010     2009
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI...............     (4)     (18)      (6)
                                                   ------  -------  -------
Total OTTI........................................ $  (36) $  (300) $  (174)
                                                   ======  =======  =======

  /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                           2011     2010
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
Balances at January 1,.................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold.....      29       99
Recognized impairments on securities impaired to fair value this period/ (1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired................     (27)    (268)
Additional impairments this period on securities previously impaired....................      (5)      (8)
Increases due to passage of time on previously recorded credit losses...................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows..      --       --
                                                                                         -------  -------
Balances at December 31,................................................................ $  (332) $  (329)
                                                                                         =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                AOCI GAIN
                                                              NET                              DEFERRED           (LOSS)
                                                          UNREALIZED                            INCOME        RELATED TO NET
                                                             GAINS                                TAX           UNREALIZED
                                                          (LOSSES) ON        POLICYHOLDERS       ASSET          INVESTMENT
                                                          INVESTMENTS   DAC   LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                                         ------------  ----  -------------- --------------- -----------------
                                                                                     (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................ $        (16) $  3  $            2 $             4 $              (7)
Net investment gains (losses) arising during
  the period............................................          (32)   --              --              --               (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            5    --              --              --                 5
   Excluded from Net earnings (loss)/ (1)/..............           (4)   --              --              --                (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --     2              --              --                 2
   Deferred income taxes................................           --    --              --               8                 8
   Policyholders liabilities............................           --    --               4              --                 4
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2011.............................. $        (47) $  5  $            6 $            12 $             (24)
                                                         ============  ====  ============== =============== =================

BALANCE, JANUARY 1, 2010................................ $        (11) $  5  $           -- $             2 $              (4)
Net investment gains (losses) arising during
  the period............................................            3    --              --              --                 3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            9    --              --              --                 9
   Excluded from Net earnings (loss)/ (1)/..............          (17)   --              --              --               (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --    (2)             --              --                (2)
   Deferred income taxes................................           --    --              --               2                 2
   Policyholders liabilities............................           --    --               2              --                 2
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2010.............................. $        (16) $  3  $            2 $             4 $              (7)
                                                         ============  ====  ============== =============== =================

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                    NET                              DEFERRED        (LOSS)
                                                UNREALIZED                            INCOME     RELATED TO NET
                                                   GAINS                                TAX        UNREALIZED
                                                (LOSSES) ON          POLICYHOLDERS     ASSET       INVESTMENT
                                                INVESTMENTS    DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                               ------------  ------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2011...................... $        889  $ (135)    $     (121)  $     (223)   $        410
Net investment gains (losses) arising during
  the period..................................          915      --             --           --             915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............           23      --             --           --              23
   Excluded from Net earnings (loss)/ (1)/....            4      --             --           --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --     (81)            --           --             (81)
   Deferred income taxes......................           --      --             --         (207)           (207)
   Policyholders liabilities..................           --      --           (264)          --            (264)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2011.................... $      1,831  $ (216)    $     (385)  $     (430)   $        800
                                               ============  ======  =============  ===========  ==============

BALANCE, JANUARY 1, 2010...................... $         (6) $  (21)    $       --   $       32    $          5
Net investment gains (losses) arising during
  the period..................................          680      --             --           --             680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............          198      --             --           --             198
   Excluded from Net earnings (loss)/ (1)/....           17      --             --           --              17
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --    (114)            --           --            (114)
   Deferred income taxes......................           --      --             --         (255)           (255)
   Policyholders liabilities..................           --      --           (121)          --            (121)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2010.................... $        889  $ (135)    $     (121)  $     (223)   $        410
                                               ============  ======  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------  ---------------------  ---------------------
                                                 GROSS                  GROSS                  GROSS
                                               UNREALIZED             UNREALIZED             UNREALIZED
                                    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                    ---------- ----------  ---------- ----------  ---------- ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate.........................   $  1,910    $   (96)   $    389  $     (51)   $  2,299  $    (147)
 U.S. Treasury, government and
   agency..........................        149         --          --         --         149         --
 States and political subdivisions.         --         --          18         (2)         18         (2)
 Foreign governments...............         30         (1)          5         --          35         (1)
 Commercial mortgage-backed........         79        (27)        781       (384)        860       (411)
 Residential mortgage-backed.......         --         --           1         --           1         --
 Asset-backed......................         49         --          44        (11)         93        (11)
 Redeemable preferred stock........        341        (28)        325        (86)        666       (114)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  2,558    $  (152)   $  1,563  $    (534)   $  4,121  $    (686)
                                    ========== ==========  ========== ==========  ========== ==========

December 31, 2010:
Fixed Maturities:
 Corporate.........................   $  1,999    $   (68)   $    394  $     (42)   $  2,393  $    (110)
 U.S. Treasury, government and
   agency..........................        820        (42)        171        (46)        991        (88)
 States and political subdivisions.        225         (9)         33         (7)        258        (16)
 Foreign governments...............         77         (1)         10         --          87         (1)
 Commercial mortgage-backed........         46         (3)        936       (372)        982       (375)
 Residential mortgage-backed.......        157         --           2         --         159         --
 Asset-backed......................         23         --          65        (12)         88        (12)
 Redeemable preferred stock........        345         (7)        689        (59)      1,034        (66)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  3,692    $  (130)   $  2,300  $    (538)   $  5,992  $    (668)
                                    ========== ==========  ========== ==========  ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2011

                                           OUTSTANDING RECORDED INVESTMENT
                                NUMBER  --------------------------------------
                               OF LOANS   PRE-MODIFICATION   POST-MODIFICATION
                               -------- -------------------- -----------------
                                                    (IN MILLIONS)
Troubled debt restructurings:
 Agricultural mortgage loans.. $     -- $                 --  $             --
 Commercial mortgage loans....        2                  145               141
                               -------- -------------------- -----------------

Total......................... $      2 $                145  $            141
                               ======== ==================== =================

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                      2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   18    $   --  $   --
   Charge-offs.....................................     --        --      --
   Recoveries......................................     (8)       --      --
   Provision.......................................     22        18      --
                                                    ------    ------  ------
Ending Balance, December 31,....................... $   32    $   18  $   --
                                                    ======    ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   32    $   18  $   --
                                                    ======    ======  ======
   Collectively Evaluated for Impairment........... $   --    $   --  $   --
                                                    ======    ======  ======

   Loans Acquired with Deteriorated Credit Quality. $   --    $   --  $   --
                                                    ======    ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                               DEBT SERVICE COVERAGE RATIO
                                                                                 LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- -------- -------- ------- ------ --------
                                                           (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   182  $   -- $     33 $     30  $   31 $   -- $    276
 50% - 70%.........................       201     252      447      271      45     --    1,216
 70% - 90%.........................        --      41      280      318     213     --      852
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans....   $   383  $  293 $    844 $    754  $  585 $  117 $  2,976
                                    ========= ======= ======== ======== ======= ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   150  $   89 $    175 $    247  $  190 $    8 $    859
 50% - 70%.........................        68      15      101      158      82     45      469
 70% - 90%.........................        --      --       --        1      --      8        9
 90% plus..........................        --      --       --       --      --     --       --
                                    --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans..   $   218  $  104 $    276 $    406  $  272 $   61 $  1,337
                                    ========= ======= ======== ======== ======= ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   332  $   89 $    208 $    277  $  221 $    8 $  1,135
 50% - 70%.........................       269     267      548      429     127     45    1,685
 70% - 90%.........................        --      41      280      319     213      8      861
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans...............   $   601  $  397 $  1,120 $  1,160  $  857 $  178 $  4,313
                                    ========= ======= ======== ======== ======= ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2010

                                              Debt Service Coverage Ratio
                                                                               LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ------ --------
                                                          (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $    59  $   --  $   --  $   52  $   --  $   -- $    111
 50% - 70%.........................       32     109     111      72      55      --      379
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     402      61      574
                                     -------  ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans....  $   285  $  144  $  604  $  550  $  581  $  111 $  2,275
                                     =======  ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   155  $   80  $  162  $  243  $  186  $    5 $    831
 50% - 70%.........................       52      13     134     150     107      24      480
 70% - 90%.........................       --      --      --      --      --      --       --
 90% plus..........................       --      --      --      --       3      --        3
                                     -------  ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans..  $   207  $   93  $  296  $  393  $  296  $   29 $  1,314
                                     =======  ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   214  $   80  $  162  $  295  $  186  $    5 $    942
 50% - 70%.........................       84     122     245     222     162      24      859
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     405      61      577
                                     -------  ------  ------  ------  ------  ------ --------

Total Mortgage Loans...............  $   492  $  237  $  900  $  943  $  877  $  140 $  3,589
                                     =======  ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                        RECORDED
                                                                                       INVESTMENT
                                         90                            TOTAL     (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                         FINANCING            AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL CURRENT  RECEIVABLES         ACCRUING
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61 $  -- $               -- $  61 $  2,915 $      2,976 $                   --
 Agricultural........     5     1                  7    13    1,324        1,337                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
TOTAL MORTGAGE LOANS. $  66 $   1 $                7 $  74 $  4,239 $      4,313 $                    3
                      ===== ===== ================== ===== ======== ============ ======================
December 31, 2010
 Commercial.......... $  -- $  -- $               -- $  -- $  2,275 $      2,275 $                   --
 Agricultural........    --    --                  5     5    1,309        1,314                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
Total Mortgage Loans. $  -- $  -- $                5 $   5 $  3,584 $      3,589 $                    3
                      ===== ===== ================== ===== ======== ============ ======================

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                     UNPAID                         AVERAGE        INTEREST
                                      RECORDED      PRINCIPAL       RELATED        RECORDED         INCOME
                                     INVESTMENT      BALANCE       ALLOWANCE    INVESTMENT/ (1)/  RECOGNIZED
                                     ----------- --------------- -------------  ---------------  -------------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           5               5            --                5             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $         5 $             5 $          --  $             5  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       202 $           202 $         (32) $           152  $           8
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $       202 $           202 $         (32) $           152  $           8
                                     =========== =============== =============  ===============  =============
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           3               3            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $         3 $             3 $          --  $            --  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       122 $           122 $         (18) $            24  $           2
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $       122 $           122 $         (18) $            24  $           2
                                     =========== =============== =============  ===============  =============

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds--third party................................... $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======


                                                                               2011     2010     2009
                                                                              ------   -----   -----
                                                                                   (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $   110  $   30
Net revenues of other limited partnership interests..........................      6        3      (5)
Interest expense--third party................................................    (21)     (22)     (7)
Other expenses...............................................................    (61)     (59)    (17)
                                                                              ------  -------  ------
Net Earnings (Loss).......................................................... $   35  $    32  $    1
                                                                              ======  =======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $    18  $    2
                                                                              ======  =======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     FAIR VALUE
                                               ----------------------- GAINS (LOSSES)
                                     NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                      AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                     --------- ----------- ----------- ---------------
                                                       (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/ (1)/
 Futures............................ $   6,443  $       --   $       2    $        (34)
 Swaps..............................       784          10          21              33
 Options............................     1,211          92          85             (20)

Interest rate contracts:/ (1)/
 Floors.............................     3,000         327          --             139
 Swaps..............................     9,826         503         317             590
 Futures............................    11,983          --          --             849
 Swaptions..........................     7,354       1,029          --             817

Other freestanding contracts:/ (1)/
 Foreign currency Contracts.........        38          --          --              --
                                                                       ---------------
NET INVESTMENT INCOME (LOSS)........                                             2,374
                                                                       ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/ (2)/....        --      10,547          --           5,941

GWBL and other features/ (3)/.......        --          --         227            (189)
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2011......... $  40,639  $   12,508   $     652    $      8,126
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                     Fair Value
                                               ----------------------- Gains (Losses)
                                     Notional     Asset     Liability    Reported In
                                      Amount   Derivatives Derivatives Earnings (Loss)
                                     --------- ----------- ----------- ---------------
                                                       (In Millions)
Freestanding derivatives:
Equity contracts:/ (1)/
 Futures............................ $   3,772   $      --    $     --     $      (815)
 Swaps..............................       734          --          27             (79)
 Options............................     1,070           5           1             (49)

Interest rate contracts:/ (1)/
 Floors.............................     9,000         326          --             157
 Swaps..............................     5,352         201         134             250
 Futures............................     5,151          --          --             289
 Swaptions..........................     4,479         171          --             (38)

Other freestanding contracts:/ (1)/
 Foreign currency contracts.........       133          --           1               1
                                                                       ---------------
 Net investment income (loss).......                                              (284)
                                                                       ---------------

Embedded derivatives:
GMIB reinsurance contracts /(2)/....        --       4,606          --           2,350

GWBL and other features /(3)/.......        --          --          38              17
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2010......... $  29,691   $   5,309    $    201     $     2,083
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------

Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)

Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1    LEVEL 2   LEVEL 3      TOTAL
                                          ---------  --------- ---------  ----------
                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7  $  22,698 $     432  $   23,137
   U.S. Treasury, government and agency..        --      3,948        --       3,948
   States and political subdivisions.....        --        487        53         540
   Foreign governments...................        --        503        22         525
   Commercial mortgage-backed............        --         --       902         902
   Residential mortgage-backed/ (1)/.....        --      1,632        14       1,646
   Asset-backed/ (2)/....................        --         92       172         264
   Redeemable preferred stock............       203        813        14       1,030
                                          ---------  --------- ---------  ----------
     Subtotal............................       210     30,173     1,609      31,992
                                          ---------  --------- ---------  ----------
 Other equity investments................        66         --        77         143
 Trading securities......................       457        525        --         982
 Other invested assets:
   Short-term investments................        --        132        --         132
   Swaps.................................        --        177        (2)        175
   Futures...............................        (2)        --        --          (2)
   Options...............................        --          7        --           7
   Floors................................        --        327        --         327
   Swaptions.............................        --      1,029        --       1,029
                                          ---------  --------- ---------  ----------
     Subtotal............................        (2)     1,672        (2)      1,668
                                          ---------  --------- ---------  ----------
Cash equivalents.........................     2,475         --        --       2,475
Segregated securities....................        --      1,280        --       1,280
GMIB reinsurance contracts...............        --         --    10,547      10,547
Separate Accounts' assets................    83,672      2,532       215      86,419
                                          ---------  --------- ---------  ----------
   Total Assets.......................... $  86,878  $  36,182 $  12,446  $  135,506
                                          =========  ========= =========  ==========

LIABILITIES
GWBL and other features' liability.......        --         --       227         227
                                          ---------  --------- ---------  ----------
   Total Liabilities..................... $      --  $      -- $     227  $      227
                                          =========  ========= =========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                           Level 1   Level 2  Level 3    Total
                                          --------- --------- -------- ----------
                                                       (In Millions)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7 $  21,405 $    320 $   21,732
   U.S. Treasury, government and agency..        --     1,916       --      1,916
   States and political subdivisions.....        --       462       49        511
   Foreign governments...................        --       539       21        560
   Commercial mortgage-backed............        --        --    1,103      1,103
   Residential mortgage-backed/ (1)/.....        --     1,668       --      1,668
   Asset-backed/ (2)/....................        --        98      148        246
   Redeemable preferred stock............       207     1,112        2      1,321
                                          --------- --------- -------- ----------
     Subtotal............................       214    27,200    1,643     29,057
                                          --------- --------- -------- ----------
 Other equity investments................        77        24       73        174
 Trading securities......................       425        81       --        506
 Other invested assets:
   Short-term investments................        --       148       --        148
   Swaps.................................        --        40       --         40
   Options...............................        --         4       --          4
   Floors................................        --       326       --        326
   Swaptions.............................        --       171       --        171
                                          --------- --------- -------- ----------
     Subtotal............................        --       689       --        689
                                          --------- --------- -------- ----------
Cash equivalents.........................     1,693        --       --      1,693
Segregated securities....................        --     1,110       --      1,110
GMIB reinsurance contracts...............        --        --    4,606      4,606
Separate Accounts' assets................    89,647     2,160      207     92,014
                                          --------- --------- -------- ----------
   Total Assets.......................... $  92,056 $  31,264 $  6,529 $  129,849
                                          ========= ========= ======== ==========

LIABILITIES
GWBL and other features' liability....... $      -- $      -- $     38 $       38
                                          --------- --------- -------- ----------
   Total Liabilities..................... $      -- $      -- $     38 $       38
                                          ========= ========= ======== ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND
                                                              POLITICAL           COMMERCIAL   RESIDENTIAL
                                                                SUB-     FOREIGN  MORTGAGE-     MORTGAGE-    ASSET-
                                                  CORPORATE   DIVISIONS   GOVTS     BACKED       BACKED      BACKED
                                                 ----------  ----------  -------  ----------  ------------  --------
                                                                            (IN MILLIONS)

BALANCE, JANUARY 1, 2011........................ $      320  $       49  $    21  $    1,103  $         --  $    148
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          1          --       --           2            --        --
     Investment gains (losses), net.............         --          --       --         (30)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $        1  $       --  $    --  $      (28) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Other comprehensive income
         (loss).................................         (2)          5       (1)        (34)           (1)        2
Purchases.......................................        117          --        1          --            --        21
Issuances.......................................         --          --       --          --            --        --
Sales...........................................        (52)         (2)      --        (139)           (5)      (33)
Settlements.....................................         --          --       --          --            --        --
Transfers into Level 3/ (2)/....................        100           1        1          --            20        33
Transfers out of Level 3/ (2)/..................        (52)         --       --          --            --        --
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2011/ (1)/................ $      432  $       53  $    22  $      902  $         14  $    172
                                                 ==========  ==========  =======  ==========  ============  ========

BALANCE, JANUARY 1, 2010........................ $      466  $       47  $    21  $    1,490  $         --  $    217
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          4          --       --           2            --        --
     Investment gains (losses), net.............          6          --       --        (271)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $       10  $       --  $    --  $     (269) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
   Other comprehensive income (loss)............          3           3       --         119            --        14
 Purchases/issuances............................         22          --       --          --            --        --
 Sales/settlements..............................        (88)         (1)      --        (237)           --       (40)
 Transfers into/out of Level 3/ (2)/............        (93)         --       --          --            --       (44)
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2010/ (1)/................ $      320  $       49  $    21  $    1,103  $         --  $    148
                                                 ==========  ==========  =======  ==========  ============  ========

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                    REDEEM-                                                          GWBL
                                                     ABLE           OTHER         OTHER       GMIB      SEPARATE   AND OTHER
                                                   PREFERRED        EQUITY       INVESTED  REINSURANCE  ACCOUNTS   FEATURES
                                                     STOCK    INVESTMENTS/ (1)/   ASSETS      ASSET      ASSETS    LIABILITY
                                                  ----------  -----------------  --------  ----------- ---------  ----------
                                                                                 (IN MILLIONS)

BALANCE, JANUARY 1, 2011                          $        2  $              73  $     --  $     4,606 $     207  $       38
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        (2)          --        --          --
     Investment gains (losses), net..............         --                  1        --           --        --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        5,737        17          --
     Policyholders' benefits.....................         --                 --        --           --        --         170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $       --  $               1  $     (2) $     5,737 $      17  $      170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         (1)                 6        --           --        --          --
Purchases........................................         --                  2        --          204         4          19
Issuances........................................         --                 --        --           --        --          --
Sales............................................         (2)                (5)       --           --       (11)         --
Settlements......................................         --                 --        --           --        (2)         --
Transfers into Level 3/ (2)/.....................         15                 --        --           --        --          --
Transfers out of Level 3/ (2)/...................         --                 --        --           --        --          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------

BALANCE, DECEMBER 31, 2011....................... $       14  $              77  $     (2) $    10,547 $     215  $      227
                                                  ==========  =================  ========  =========== =========  ==========

BALANCE, JANUARY 1, 2010......................... $       12  $               2  $    300  $     2,256 $     230  $       55
 Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        --           --        --          --
     Investment gains (losses), net..............          4                 --        --           --       (22)         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        2,150        --          --
     Policyholders' benefits.....................         --                 --        --           --        --         (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $        4  $              --  $     --  $     2,150 $     (22) $      (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         --                 --        --           --        --          --
 Purchases/issuances.............................         --                 60        --          200         2          17
 Sales/settlements...............................        (14)                (1)       --           --        (8)         --
 Transfers into/out of Level 3/ (2)/.............         --                 12      (300)          --         5          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------
BALANCE, DECEMBER 31, 2010....................... $        2  $              73  $     --  $     4,606 $     207  $       38
                                                  ==========  =================  ========  =========== =========  ==========

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF           POLICY-
                                                     INCOME   (LOSSES),     REINSURANCE            HOLDERS'
                                                     (LOSS)      NET         CONTRACTS       OCI   BENEFITS
                                                   ---------- ---------- ----------------- ------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $    1  $    --
     State and political subdivisions.............         --        --               --        5       --
     Foreign governments..........................         --        --               --       (1)      --
     Commercial mortgage-backed...................         --        --               --      (40)      --
     Asset-backed.................................         --        --               --        2       --
     Other fixed maturities, available-for-sale...         --        --               --       (2)      --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  (35) $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            5,941       --       --
   Separate Accounts' assets......................         --        18               --       --       --
   GWBL and other features' liability.............         --        --               --       --     (189)
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $      18   $        5,941   $  (35) $  (189)
                                                   ========== =========   ==============   ======  =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $   10  $    --
     State and political subdivisions.............         --        --               --        2       --
     Foreign governments..........................         --        --               --        1       --
     Commercial mortgage-backed...................         --        --               --       92       --
     Asset-backed.................................         --        --               --       13       --
     Other fixed maturities, available-for-sale...         --        --               --       --       --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  118  $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            2,350       --       --
   Separate Accounts' assets......................         --       (21)              --       --       --
   GWBL and other features' liability.............         --        --               --       --       17
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $     (21)  $        2,350   $  118  $    17
                                                   ========== =========   ==============   ======  =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                 DECEMBER 31,
                                      -----------------------------------
                                            2011              2010
                                      ----------------- -----------------
                                      CARRYING  FAIR    Carrying  Fair
                                       VALUE    VALUE    Value    Value
                                      -------- -------- -------- --------
                                                 (IN MILLIONS)
Consolidated:
 Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
 Other limited partnership interests.    1,582    1,582    1,451    1,451
 Policyholders liabilities:
   Investment contracts..............    2,549    2,713    2,609    2,679
 Long-term debt......................      200      220      200      228
 Loans to affiliates.................    1,041    1,097    1,045    1,101
Closed Blocks:
 Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
 Other equity investments............        1        1        1        1
 SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts--GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
 Paid guarantee benefits.....     (249)      (58)     (307)
 Other changes in reserve....      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $      327
 Paid guarantee benefits.....         (86)
 Other changes in reserve....         164
                               ----------
Balance at December 31, 2009.         405
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         209
                               ----------
Balance at December 31, 2010.         533
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         264
                               ----------
Balance at December 31, 2011.  $      716
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN OF
                                                   PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                  ---------  --------  --------  ---------  ---------
                                                                 (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account............................... $  12,194  $    218  $    119  $     459  $  12,990
   Separate Accounts............................. $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
 Net amount at risk, gross....................... $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
 Net amount at risk, net of amounts reinsured.... $   1,642  $    879  $  2,003  $   5,964  $  10,488
 Average attained age of contractholders.........      49.2      63.3      68.7       63.9       53.3
 Percentage of contractholders over age 70.......       2.8%     27.6%     47.2%      28.5%      10.4%
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
 Account values invested in:
   General Account...............................       N/A       N/A  $     26  $     583  $     609
   Separate Accounts.............................       N/A       N/A  $  2,479  $  43,408  $  45,887
 Net amount at risk, gross.......................       N/A       N/A  $  2,039  $   9,186  $  11,225
 Net amount at risk, net of amounts reinsured....       N/A       N/A  $    603  $   2,520  $   3,123
 Weighted average years remaining until
   annuitization.................................       N/A       N/A       0.4        5.3        4.9
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies--No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  -------
                                          (IN MILLIONS)
Balance at January 1, 2009...   $        203   $      (153) $    50
 Other changes in reserves...             52           (21)      31
                                ------------   -----------  -------
Balance at December 31, 2009.            255          (174)      81
 Other changes in reserves...            120           (57)      63
                                ------------   -----------  -------
Balance at December 31, 2010.            375          (231)     144
 Other changes in reserves...             95           (31)      64
                                ------------   -----------  -------
Balance at December 31, 2011.   $        470   $      (262) $   208
                                ============   ===========  =======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011     2010     2009
                                                                    -------  -------  -------
                                                                          (IN MILLIONS)
Direct premiums.................................................... $   908  $   903  $   838
Reinsurance assumed................................................     210      213      202
Reinsurance ceded..................................................    (585)    (586)    (609)
                                                                    -------  -------  -------
Premiums........................................................... $   533  $   530  $   431
                                                                    =======  =======  =======
Universal Life and Investment-type Product Policy Fee Income Ceded. $   221  $   210  $   197
                                                                    =======  =======  =======
Policyholders' Benefits Ceded...................................... $   510  $   536  $   485
                                                                    =======  =======  =======
Interest Credited to Policyholders' Account Balances Ceded......... $    --  $    --  $    --
                                                                    =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2011  2010  2009
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  24 $  30 $  38
Incurred benefits related to prior years..    18    10     6
                                           ----- ----- -----
Total Incurred Benefits................... $  42 $  40 $  44
                                           ===== ===== =====
Benefits paid related to current year..... $  15 $  12 $  13
Benefits paid related to prior years......    24    30    34
                                           ----- ----- -----
Total Benefits Paid....................... $  39 $  42 $  47
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015                                                 200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                             2011   2010   2009
                                            ------ ------ ------
                                               (IN MILLIONS)
Investment advisory and services fees...... $  865 $  809 $  644
Distribution revenues......................    352    339    277
Other revenues--shareholder servicing fees.     92     93     90
Other revenues--other......................      6      5      7
Institutional research services............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2011      2010
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $  1,406
Actual return on plan assets.........................       77       106
Contributions........................................      672       202
Benefits paid and fees...............................     (185)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,093     1,529
PBO..................................................    2,626     2,424
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (533) $   (895)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2011     2010
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $  1,554
Unrecognized prior service cost (credit).        7        8
                                          -------- --------
 Total................................... $  1,686 $  1,562
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                   DECEMBER 31,
                                 ----------------
                                   2011     2010
                                 -------  -------
                                   (IN MILLIONS)
Fixed Maturities................    52.4%    48.5%
Equity Securities...............    36.3     37.0
Equity real estate..............     9.3     11.8
Cash and short-term investments.     2.0      2.7
                                 -------  -------
 Total..........................   100.0%   100.0%
                                 =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- -------- ------- --------
                                                 (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private real estate investment trusts.     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2010:                     ------- -------- ------- --------
                                                 (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................ $   --  $    564 $   --  $    564
 U.S. Treasury, government and agency.     --       148     --       148
 States and political subdivisions....     --         9     --         9
 Other structured debt................     --        --      6         6
Common and preferred equity...........    410         2     --       412
Mutual funds..........................    115        --     --       115
Derivatives, net......................      1         6     --         7
Private real estate investment funds..     --        --     13        13
Private investment trusts.............     --        51    163       214
Cash and cash equivalents.............      6         2     --         8
Short-term investments................      2        31     --        33
                                       ------  -------- ------  --------
 Total................................ $  534  $    813 $  182  $  1,529
                                       ======  ======== ======  ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                        PRIVATE
                                                                      REAL ESTATE  PRIVATE
                                                          FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES /(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     ---------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2011..........................   $        6      $      13  $      163 $    --  $  182
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2011.           --              3          20      --      23
 Purchases/issues...................................           --             --          --       1       1
 Sales/settlements..................................           --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2011........................   $        6      $       4  $      183 $    --  $  193
                                                       ==========      =========  ========== =======  ======
Balance at January 1, 2010..........................   $        7      $      12  $      147 $     2  $  168
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2010.           (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......           --             --          --      (2)     (2)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2010........................   $        6      $      13  $      163 $    --  $  182
                                                       ==========      =========  ========== =======  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)

2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on

   December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                           Options Outstanding
                                          -------------------------------------------------------------------------------
                                                                                                        AllianceBernstein
                                                 AXA Ordinary Shares            AXA ADRs/ (3)/            Holding Units
                                          ---------------------------       ---------------------- ----------------------
                                                             Weighted                     Weighted                  Weighted
                                             Number          Average           Number     Average     Number        Average
                                           Outstanding       Exercise        Outstanding  Exercise  Outstanding     Exercise
                                          (In Millions)       Price         (In Millions)  Price   (In Millions)     Price
                                          ------------- -------------       ------------- -------- ------------- --------
Options outstanding at January 1, 2011...        16.3   (Euro)  22.34              10.0   $  19.96        10.2   $  41.24
Options granted..........................         2.4   (Euro)  14.52                --   $     --         0.1   $  21.75
Options exercised........................          --   (Euro)     --              (0.6)  $  15.63        (0.1)  $  17.05
Options forfeited, net...................        (0.6)  (Euro)  21.59              (1.8)  $  27.24        (0.8)  $  55.66
Options expired..........................          --              --                --         --        (0.4)  $  50.59
                                            ---------                         ---------              ---------
Options Outstanding at December 31, 2011.        18.1   (Euro)  19.40               7.6   $  18.47         9.0   $  39.63
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)     --/ (2)/               $   1.70               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.74                              1.83                    6.4
                                            =========                         =========              =========
Options Exercisable at December 31, 2011.        10.9   (Euro)  25.35               7.6   $  18.48         3.3      36.65
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)   --/ (2)/                 $    1.7               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.59                              1.82                    5.6
                                            =========                         =========              =========

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                         AXA Ordinary Shares       AllianceBernstein Holding Units
                                                      -------------------------  -----------------------------------
                                                        2011     2010     2009     2011       2010          2009
                                                      -------  -------  -------  -------  ------------  ------------
Dividend yield.......................................    7.00%    6.98%   10.69%    5.40%  7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................   33.90%    36.5%    57.5%   47.30% 46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................    3.13%    2.66%    2.74%    1.90%  2.2 - 2.3%    1.6 - 2.1%
Expected life in years...............................     6.4      6.4      5.5      6.0       6.0        6.0 - 6.5
Weighted average fair value per option at grant date. $  2.49  $  3.54  $  2.57  $  5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2011...   391,761   $  29.97
Granted..........................    16,665   $  14.01
Vested...........................   117,906   $  31.64
Forfeited........................    46,948         --
                                   --------
Unvested as of December 31, 2011.   243,572   $  30.22
                                   ========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
 Gross investment income (loss)...    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011    2010    2009
                                ------  ------  -----
                                    (IN MILLIONS)
Fixed maturities............... $  (29) $ (200) $  (2)
Mortgage loans on real estate..    (14)    (18)    --
Other equity investments.......     (4)     34     53
Other..........................     --      --      3
                                ------  ------  -----
Investment Gains (Losses), Net. $  (47) $ (184) $  54
                                ======  ======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                                             2011     2010      2009
                                                                                            ------  -------  ---------
                                                                                                   (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year................................... $  379  $   (68) $  (1,271)
Changes in unrealized investment gains (losses) on investments.............................    907      835      2,494
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend
   obligation and other....................................................................   (131)     (68)        58
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................    (79)    (110)      (578)
 Deferred income tax (expense) benefit.....................................................   (199)    (217)      (705)
                                                                                            ------  -------  ---------
Total......................................................................................    757      372         (2)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest..................................................................     21        7        (66)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========
Balance, end of year comprises:
Unrealized investment gains (losses) on:
 Fixed maturities.......................................................................... $1,782  $   875  $      33
 Other equity investments..................................................................      2        2          9
                                                                                            ------  -------  ---------
 Total.....................................................................................  1,784      877         42
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend obligation and
   other...................................................................................   (270)    (139)       (71)
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................   (211)    (132)       (22)
 Deferred income tax (expense) benefit.....................................................   (418)    (219)        (2)
                                                                                            ------  -------  ---------
Total......................................................................................    765      387        (53)
Less: (Income) loss attributable to noncontrolling interest................................     13       (8)       (15)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2011     2010     2009
                               -------  -------  --------
                                     (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $    40  $   (34) $     81
 Deferred (expense) benefit...  (1,062)    (673)    1,191
                               -------  -------  --------
Total......................... $(1,022) $  (707) $  1,272
                               =======  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011      2010       2009
                                             ---------  --------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,167) $ (1,055) $   1,078
Noncontrolling interest.....................       (36)       66        105
Separate Accounts investment activity.......        83        53         72
Non-taxable investment income (loss)........         8        15         27
Adjustment of tax audit reserves............        (7)      (13)         7
State income taxes..........................         7        (5)       (12)
AllianceBernstein Federal and foreign taxes.       (13)       (3)        (6)
Tax settlement..............................        84        99         --
ACMC conversion.............................        --       135         --
Other.......................................        19         1          1
                                             ---------  --------  ---------
Income tax (expense) benefit................ $  (1,022) $   (707) $   1,272
                                             =========  ========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2011  December 31, 2010
                                         ------------------ ------------------
                                         ASSETS LIABILITIES Assets Liabilities
                                         ------ ----------- ------ -----------
                                                     (IN MILLIONS)
  Compensation and related benefits..... $  248  $     --   $  229  $     --
  Reserves and reinsurance..............     --     3,060       --       977
  DAC...................................     --     1,279       --     2,610
  Unrealized investment gains or losses.     --       418       --       259
  Investments...........................     --     1,101       --       800
  Alternative minimum tax credits.......    242        --      241        --
  Other.................................     79        --      108        --
                                         ------  --------   ------  --------
  Total................................. $  569  $  5,858   $  578  $  4,646
                                         ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                     DECEMBER 31,
                                                                                             ---------------------------
                                                                                               2011     2010      2009
                                                                                             -------  -------  ---------
                                                                                                    (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   765  $   387  $       9
Defined benefit pension plans...............................................................  (1,082)  (1,008)      (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --        (62)
                                                                                             -------  -------  ---------
Total accumulated other comprehensive income (loss).........................................    (317)    (621)    (1,021)
                                                                                             -------  -------  ---------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)       (15)
                                                                                             -------  -------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (304) $  (629) $  (1,036)
                                                                                             =======  =======  =========

   The components of OCI for the past three years follow:

                                                                                                2011    2010     2009
                                                                                               ------  ------  --------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  879  $  646  $  2,558
 (Gains) losses reclassified into net earnings (loss) during the year.........................     28     189        (2)
                                                                                               ------  ------  --------
Net unrealized gains (losses) on investments..................................................    907     835     2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................   (529)   (395)   (1,225)
                                                                                               ------  ------  --------
Change in unrealized gains (losses), net of adjustments.......................................    378     440     1,331
Change in defined benefit pension plans.......................................................    (74)    (40)       (3)
                                                                                               ------  ------  --------
Total other comprehensive income (loss), net of income taxes..................................    304     400     1,328
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............     21       7       (66)
                                                                                               ------  ------  --------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $  325  $  407  $  1,262
                                                                                               ======  ======  ========

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                            2011      2010       2009
                                                                          --------  --------  ---------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $     (39)
Change in AVR............................................................     (211)     (291)       289
                                                                          --------  --------  ---------
Net change in statutory surplus, capital stock and AVR...................      613       394        250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)    (5,995)
 DAC.....................................................................   (3,650)      747        860
 Deferred income taxes...................................................     (996)   (1,006)     1,167
 Valuation of investments................................................       16       145       (659)
 Valuation of investment subsidiary......................................      590       366       (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350     (2,566)
 Pension adjustment......................................................      111        56         17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)     5,541
 Shareholder dividends paid..............................................      379       300         --
 Changes in non-admitted assets..........................................     (154)      (64)        29
 Other, net..............................................................      (10)      (55)       (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --       (195)
                                                                          --------  --------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,414  $  2,073  $  (2,163)
                                                                          ========  ========  =========

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                                2011       2010       2009
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $   3,116
AVR.........................................................       220        431        722
                                                             ---------  ---------  ---------
Statutory surplus, capital stock and AVR....................     4,845      4,232      3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)    (1,464)
 DAC........................................................     4,653      8,383      7,745
 Deferred income taxes......................................    (5,744)    (4,775)    (3,705)
 Valuation of investments...................................     2,266      1,658        673
 Valuation of investment subsidiary.........................       231       (657)    (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606      2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904      3,178
 Non-admitted assets........................................       510        761      1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)    (1,525)
 Other, net.................................................      (459)      (521)      (152)
                                                             ---------  ---------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,561  $  13,051  $  10,861
                                                             =========  =========  =========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                2011       2010      2009
                             ---------  ---------  --------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance................... $  15,140  $   8,511  $    337
Investment Management/ (1)/.     2,750      2,959     2,941
Consolidation/elimination...       (18)       (29)      (36)
                             ---------  ---------  --------
Total Revenues.............. $  17,872  $  11,441  $  3,242
                             =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                             2011      2010      2009
                                                                           --------  -------- ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................. $  3,495  $  2,613 $  (3,665)
Investment Management/ (2)/...............................................     (164)      400       588
Consolidation/elimination.................................................        4         2        (2)
                                                                           --------  -------- ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes..... $  3,335  $  3,015 $  (3,079)
                                                                           ========  ======== =========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  154,207  $  152,038
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  166,016  $  163,156
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                   THREE MONTHS ENDED
                                                     ---------------------------------------------
                                                     MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                     --------  -------- ------------- ------------
                                                                     (IN MILLIONS)
2011
Total Revenues...................................... $  1,311  $  3,402 $      10,858 $      2,301
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============

2010
Total Revenues...................................... $  2,133  $  5,387 $       5,115 $     (1,194)
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============

AXA Equitable Life Insurance Company

Supplement dated May 1, 2012 to prospectuses for:


..   Income Manager(R) Accumulator(R)
..   Income Manager(R) Rollover IRA
..   Accumulator(R) (IRA, NQ, QP)
..   Accumulator(R)

..   Accumulator(R) Plus
..   Accumulator(R) Elite
..   Accumulator(R) Select

--------------------------------------------------------------------------------


This Supplement updates certain information in the most recent prospectus and statement of additional information you received for any of the products listed above, and in any Supplements to that prospectus and statement of additional information. The Appendix sets forth the dates of such prior prospectuses, statements of additional information and supplements, which, in addition to this Supplement, should be kept for future reference. All prospectuses, statements of additional information and supplements listed in Appendix I are hereby incorporated by reference.

Together, the most recent prospectus and this Supplement are disclosure documents that describe all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in that prospectus and this Supplement are current as of their respective dates. If certain material provisions under the contract are changed after the date of that prospectus in accordance with the contract, those changes will be described in this Supplement or another supplement. You should read this Supplement in conjunction with your most recent prospectus. The contract should also be read carefully.


We have filed with the Securities and Exchange Commission (SEC) our Statement of Additional Information (SAI) dated May 1, 2012. If you do not presently have a copy of the prospectus and prior Supplements, you may obtain additional copies, as well as a copy of the SAI, from us, free of charge, by writing to AXA Equitable, P.O. Box 1547, Secaucus, NJ 07096-1547, or calling
(800) 789-7771. If you only need a copy of the SAI, you may mail in the SAI request form located at the end of this Supplement. The SAI has been incorporated by reference into this Supplement. This Supplement and the SAI can also be obtained from the SEC's website at www.sec.gov.

In this Supplement, we provide information on the following: (1) how to reach us; (2) investment options; (3) special service charges; (4) the Trusts' annual expenses and expense example; (5) important information about your guaranteed benefits; (6) partial annuitization; (7) tax information; (8) updated information on AXA Equitable; (9) how you can contribute to your contract;
(10) managing your allocations; (11) disruptive transfer activity; (12) wire transmittals and electronic applications information; (13) certain information about our business day; (14) your contract date and contract date anniversary;
(15) legal proceedings; (16) distribution of the contracts; (17) your annuity payout options; (18) incorporation of certain documents by reference;
(19) financial statements; (20) condensed financial information; and
(21) hypothetical illustrations.


(1) HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1577
  Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

  Retirement Service Solutions
  500 Plaza Drive, 6th Floor
  Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.
--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:

..   written confirmation of financial transactions;


                                                                         235361

..   statement of your contract values at the close of each calendar year and any calendar quarter in which there was a financial transaction; and

..   annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the guaranteed minimum income benefit, if applicable.
--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

..   your current account value;

..   your current allocation percentages;

..   the number of units you have in the variable investment options;

..   rates to maturity for the fixed maturity options;

..   the daily unit values for the variable investment options; and

..   performance information regarding the variable investment options (not available through TOPS).

   You can also:

..   change your allocation percentages and/or transfer among the investment options;

..   elect to receive certain contract statements electronically;

..   enroll in, modify or cancel a rebalancing program (through Online Account
    Access only);

..   change your address (not available through TOPS);

..   change your TOPS personal identification number ("PIN") (through TOPS only)
    and your Online Account Access password (through EQAccess only); and

..   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. You may use Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" in your Prospectus).
--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:


You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on the following business days:

..   Monday through Thursday from 8:30 a.m. until 7:00 p.m., Eastern time.

..   Friday from 8:30 a.m. until 5:30 p.m., Eastern time.

--------------------------------------------------------------------------------
All requests for withdrawals must be made on a specific form that we provide. Please contact one of our customer service representatives for more information.

--------------------------------------------------------------------------------

(2)INVESTMENT OPTIONS

PORTFOLIOS OF THE TRUSTS

We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.


As a contract owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. Please see "Managing your allocations" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your account value may rise less than it would have without these defensive actions. If you have the GMIB or other guaranteed benefit, this strategy may also indirectly suppress the value of the guaranteed benefit bases.

The investment strategies of the Portfolios are designed to reduce the overall volatility of your account value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the contract. This approach, while reducing volatility, may also suppress the investment performance of your contract and the value of your guaranteed benefit bases.


----------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -
 CLASS B SHARES                                                                INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                 AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE       Seeks long-term capital appreciation.                        AXA Equitable Funds Management
  ALLOCATION                                                                         Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks a high level of current income.                        AXA Equitable Funds Management
  ALLOCATION                                                                         Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA                  Seeks current income and growth of capital, with a           AXA Equitable Funds Management
  CONSERVATIVE-PLUS  greater emphasis on current income.                             Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------------
AXA MODERATE         Seeks long-term capital appreciation and current income.     AXA Equitable Funds Management
  ALLOCATION+                                                                        Group, LLC
----------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS    Seeks long-term capital appreciation and current income,     AXA Equitable Funds Management
  ALLOCATION         with a greater emphasis on capital appreciation.                Group, LLC
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -
 CLASS B SHARES                                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME      OBJECTIVE                                                  AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  AGGRESSIVE EQUITY+ emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                ClearBridge Advisors, LLC
                                                                                GCIC US Ltd.
                                                                                Legg Mason Capital Management, LLC
                                                                                Marsico Capital Management, LLC
                                                                                T. Rowe Price Associates, Inc.
                                                                                Westfield Capital Management
                                                                                   Company, L.P.
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks a balance of high current income and capital         BlackRock Financial Management, Inc.
  BOND               appreciation, consistent with a prudent level of risk.     Pacific Investment Management
                                                                                   Company LLC
                                                                                SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  INTERNATIONAL      emphasis on risk-adjusted returns and managing volatility     Group, LLC
  EQUITY             in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                EARNEST Partners, LLC
                                                                                J.P. Morgan Investment Management Inc.
                                                                                Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CAP CORE EQUITY    emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                Janus Capital Management, LLC
                                                                                Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                Institutional Capital LLC
                                                                                MFS Investment Management
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       AllianceBernstein L.P.
  CAP GROWTH         emphasis on risk-adjusted returns and managing volatility  AXA Equitable Funds Management
                     in the Portfolio.                                             Group, LLC
                                                                                BlackRock Investment Management, LLC
                                                                                Franklin Advisers, Inc.
                                                                                Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital with an       AXA Equitable Funds Management
  CAP VALUE          emphasis on risk-adjusted returns and managing volatility     Group, LLC
                     in the Portfolio.                                          BlackRock Investment Management, LLC
                                                                                Diamond Hill Capital Management, Inc.
                                                                                Knightsbridge Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks high total return through a combination of current   Pacific Investment Management
  MULTI-SECTOR BOND+ income and capital appreciation.                              Company LLC
                                                                                Post Advisory Group, LLC
                                                                                SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST -
 CLASS B SHARES                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME        OBJECTIVE                                                   AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL     Seeks to achieve long-term growth of capital with an        AXA Equitable Funds Management
  CAP GROWTH           emphasis on risk-adjusted returns and managing volatility      Group, LLC
                       in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                   Lord, Abbett & Co. LLC
                                                                                   Morgan Stanley Investment
                                                                                      Management Inc.
                                                                                   NorthPointe Capital, LLC
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL     Seeks to achieve long-term growth of capital with an        AXA Equitable Funds Management
  CAP VALUE            emphasis on risk-adjusted returns and managing volatility      Group, LLC
                       in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                   Franklin Advisory Services, LLC
                                                                                   Horizon Asset Management, LLC
                                                                                   Pacific Global Investment Management
                                                                                      Company
--------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER           Seeks long-term growth of capital.                          AXA Equitable Funds Management
  TECHNOLOGY                                                                          Group, LLC
                                                                                   RCM Capital Management, LLC
                                                                                   SSgA Funds Management, Inc.
                                                                                   Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME        OBJECTIVE                                                   AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.               AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH+
--------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN        Seeks to achieve long-term total return with an emphasis    AXA Equitable Funds Management
  SMALL CAP VALUE      on risk-adjusted returns and managing volatility in the        Group, LLC
  CORE                 Portfolio.                                                  BlackRock Investment Management, LLC
                                                                                   Franklin Advisory Services, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation and secondarily,      BlackRock Investment Management, LLC
  VALUE EQUITY         income.
--------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to achieve an      Boston Advisors, LLC
  EQUITY INCOME        above-average and consistent total return.
--------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.            Calvert Investment Management Inc.
  RESPONSIBLE
--------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN    Seeks to achieve long-term growth of capital.               Capital Guardian Trust Company
  RESEARCH
--------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK        Seeks to achieve a total return before expenses that        AllianceBernstein L.P.
  INDEX+               approximates the total return performance of the Russell
                       3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX     Seeks to achieve a total return before expenses that        AXA Equitable Funds Management
                       approximates the total return performance of the Barclays      Group, LLC
                       Intermediate U.S. Government/Credit Index, including        SSgA Funds Management, Inc.
                       reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government/Credit
                       Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK      Seeks to achieve long-term growth of capital.               Davis Selected Advisers, L.P.
  VENTURE
--------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX    Seeks to achieve a total return before expenses that        AllianceBernstein L.P.
                       approximates the total return performance of the S&P
                       500 Index, including reinvestment of dividends, at a risk
                       level consistent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                    INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                     AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH      Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
  PLUS                emphasis on risk-adjusted returns and managing volatility        Group, LLC
                      in the Portfolio.                                             BlackRock Capital Management, Inc.
                                                                                    BlackRock Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE      Seeks to maximize income while maintaining prospects          AXA Equitable Funds Management
  BALANCED            for capital appreciation with an emphasis on risk-adjusted       Group, LLC
                      returns and managing volatility in the Portfolio.             BlackRock Investment Management, LLC
                                                                                    Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN           Primarily seeks capital appreciation and secondarily seeks    AXA Equitable Funds Management
  TEMPLETON           income.                                                          Group, LLC
  ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS      Seeks to achieve capital appreciation.                        GAMCO Asset Management, Inc.
  AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL        Seeks to maximize capital appreciation.                       GAMCO Asset Management, Inc.
  COMPANY VALUE
----------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS   Seeks to achieve capital growth and current income.           AXA Equitable Funds Management
                                                                                       Group, LLC
                                                                                    BlackRock Investment Management, LLC
                                                                                    First International Advisors, LLC
                                                                                    Wells Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL             Seeks to achieve long-term capital appreciation with an       AXA Equitable Funds Management
  MULTI-SECTOR        emphasis on risk-adjusted returns and managing volatility        Group, LLC
  EQUITY              in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                    Morgan Stanley Investment
                                                                                       Management Inc.
----------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE       Seeks to achieve a total return before expenses that          AXA Equitable Funds Management
  GOVERNMENT          approximates the total return performance of the Barclays        Group, LLC
  BOND+/(1)/          Intermediate U.S. Government Bond Index, including            SSgA Funds Management, Inc.
                      reinvestment of dividends, at a risk level consistent with that of the Barclays Intermediate U.S. Government Bond
                      Index.
----------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL      Seeks to achieve long-term growth of capital with an          AXA Equitable Funds Management
  CORE PLUS           emphasis on risk-adjusted returns and managing volatility        Group, LLC
                      in the Portfolio.                                             BlackRock Investment Management, LLC
                                                                                    Hirayama Investments, LLC
                                                                                    WHV Investment Management
----------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL      Seeks to achieve a total return (before expenses) that        AllianceBernstein L.P.
  EQUITY INDEX        approximates the total return performance of a composite
                      index comprised of 40% Dow Jones EURO STOXX 50
                      Index, 25% FTSE 100 Index, 25% TOPIX Index and 10%
                      S&P/ASX 200 Index, including reinvestment of dividends,
                      at a risk level consistent with that of the composite index.
----------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL      Seeks to provide current income and long-term growth of       AXA Equitable Funds Management
  VALUE PLUS          income, accompanied by growth of capital with an                 Group, LLC
                      emphasis on risk-adjusted returns and managing volatility     BlackRock Investment Management, LLC
                      in the Portfolio.                                             Northern Cross, LLC
----------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE     Seeks to achieve long-term capital appreciation.              J.P. Morgan Investment Management Inc.
  OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                    AS APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE     Seeks to achieve long-term growth of capital with an         AXA Equitable Funds Management
  PLUS                emphasis on risk-adjusted returns and managing volatility       Group, LLC
                      in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                   Institutional Capital LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   Seeks to achieve a total return before expenses that         AllianceBernstein L.P.
  INDEX               approximates the total return performance of the Russell
                      1000 Growth Index, including reinvestment of dividends
                      at a risk level consistent with that of the Russell 1000
                      Growth Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH   Seeks to provide long-term capital growth with an            AXA Equitable Funds Management
  PLUS                emphasis on risk-adjusted returns and managing volatility       Group, LLC
                      in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                   Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE    Seeks to achieve a total return before expenses that         SSgA Funds Management, Inc.
  INDEX               approximates the total return performance of the Russell
                      1000 Value Index, including reinvestment of dividends, at
                      a risk level consistent with that of the Russell 1000 Value
                      Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE    Seeks to achieve long-term growth of capital with an         AllianceBernstein L.P.
  PLUS+               emphasis on risk-adjusted returns and managing volatility    AXA Equitable Funds Management
                      in the Portfolio.                                               Group, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT        Seeks to achieve capital appreciation and growth of          Lord, Abbett & Co. LLC
  LARGE CAP CORE      income with reasonable risk.
--------------------------------------------------------------------------------------------------------------------------
EQ/MFS                Seeks to achieve capital appreciation.                       Massachusetts Financial Services
  INTERNATIONAL                                                                       Company, which operates under the
  GROWTH                                                                              name of MFS Investment Management
--------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX      Seeks to achieve a total return before expenses that         SSgA Funds Management, Inc.
                      approximates the total return performance of the S&P
                      Mid Cap 400 Index, including reinvestment of dividends,
                      at a risk level consistent with that of the S&P Mid Cap
                      400 Index.
--------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE      Seeks to achieve long-term capital appreciation with an      AXA Equitable Funds Management
  PLUS                emphasis on risk adjusted returns and managing volatility       Group, LLC
                      in the Portfolio.                                            BlackRock Investment Management, LLC
                                                                                   Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET+      Seeks to obtain a high level of current income, preserve     The Dreyfus Corporation
                      its assets and maintain liquidity.
--------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG &           Seeks to achieve capital appreciation.                       Montag & Caldwell, LLC
  CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY     Seeks to achieve capital growth.                             Morgan Stanley Investment
  MID CAP GROWTH                                                                      Management Inc.
--------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP   Seeks to achieve capital appreciation, which may             AXA Equitable Funds Management
  EQUITY              occasionally be short-term, with an emphasis on risk            Group, LLC
                      adjusted returns and managing volatility in the Portfolio.   BlackRock Investment Management, LLC
                                                                                   Franklin Mutual Advisers, LLC
--------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER        Seeks to achieve capital appreciation.                       OppenheimerFunds, Inc.
  GLOBAL
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST -
 CLASS IB SHARES                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S),
 PORTFOLIO NAME       OBJECTIVE                                                   AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA        Seeks to generate a return in excess of traditional money   Pacific Investment Management
  SHORT BOND          market products while maintaining an emphasis on               Company, LLC
                      preservation of capital and liquidity.
-------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS  Seeks to achieve high current income consistent with        AllianceBernstein L.P.
                      moderate risk to capital.                                   AXA Equitable Funds Management
                                                                                     Group, LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY      Seeks to replicate as closely as possible (before the       AllianceBernstein L.P.
  INDEX               deduction of Portfolio expenses) the total return of the
                      Russell 2000 Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE      Seeks to achieve long-term capital appreciation and         T. Rowe Price Associates, Inc.
  GROWTH STOCK        secondarily, income.
-------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL   Seeks to achieve long-term capital growth with an           AXA Equitable Funds Management
  EQUITY              emphasis on risk adjusted returns and managing volatility      Group, LLC
                      in the Portfolio.                                           BlackRock Investment Management, LLC
                                                                                  Templeton Investment Counsel, LLC
-------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND     Seeks to achieve total return through capital appreciation  UBS Global Asset Management
  INCOME              with income as a secondary consideration.                      (Americas) Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN         Seeks to achieve capital growth and income.                 Invesco Advisers, Inc.
  COMSTOCK
-------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO        Seeks to achieve long-term capital growth.                  Wells Capital Management, Inc.
  OMEGA GROWTH/(4)/
-------------------------------------------------------------------------------------------------------------------------

+ If you own Income Manager(R) Accumulator(R) or Income Manager(R) Rollover IRA, your product includes Class A shares of this Portfolio in the AXA Premier VIP Trust, or Class IA shares of this Portfolio in the EQ Advisors Trust.

(1)This is the Portfolio's new name, effective on or about May 1, 2012. The Portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS SUPPLEMENT, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


(3)SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

DUPLICATE CONTRACT CHARGE. We charge $35 for providing a copy of your contract. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our processing office, or (iii) by any other means we make available to you.

(4)THE TRUSTS' ANNUAL EXPENSES AND EXPENSE EXAMPLE


The following table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

-----------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from    Lowest Highest
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other expenses) -- based, in part, on estimated amounts for options added during the fiscal  0.62%  1.44%
year 2011, if applicable, and for the underlying portfolios./(1)/
-----------------------------------------------------------------------------------------------------


(1)The "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio and EQ/Small Company Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses of 1.55% (actual expenses under your contract may be less), and underlying trust fees and expenses.

The example below shows the expenses that a hypothetical contract owner (who has elected the Guaranteed Minimum Income Benefit with either the 6% Roll-Up to age 80 or the Annual Ratchet to age 80 Guaranteed minimum death benefit and Protection Plus/SM/) would pay in the situations illustrated. The example assumes no annual administrative charge. Some of these features may not be available or may be different under your contract. Some of these charges may not be applicable under your contract.

The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and example. However, the annual administrative charge, the charge if you elect a Variable Immediate Annuity payout option, the charge for any optional benefits and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option. Some of these investment options and charges may not be applicable under your contract.

The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------------------------------------
                                                                               IF YOU ANNUITIZE AT THE END OF THE
                                                                               APPLICABLE TIME PERIOD, AND SELECT A
                                                                               NON-LIFE CONTINGENT PERIOD CERTAIN
                                         IF YOU SURRENDER YOUR CONTRACT AT THE ANNUITY OPTION WITH LESS THAN FIVE
                                         END OF THE APPLICABLE TIME PERIOD                  YEARS
--------------------------------------------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR   3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios     $1,066   $1,618    $2,194    $3,949    N/A     $1,618   $2,194    $3,949
--------------------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios     $  980   $1,362    $1,774    $3,143    N/A     $1,362   $1,774    $3,143
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------


                                          IF YOU DO NOT SURRENDER YOUR
                                         CONTRACT AT THE END OF THE APPLICABLE
                                                  TIME PERIOD
------------------------------------------------------------------------------
                                         1YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the Portfolios     $366    $1,118    $1,894     $3,949
------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the Portfolios     $280    $  862    $1,474     $3,143
------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see item (19) at the end of this Supplement.


(5)IMPORTANT INFORMATION ABOUT YOUR GUARANTEED BENEFITS

For purposes of calculating any applicable guaranteed minimum death benefit or guaranteed minimum income benefit (if elected) that rolls-up at a specified rate (the "Roll-Up benefit base"), the Multimanager Core Bond, EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, the Fixed Maturity Options, the Special 10 year fixed maturity option, and the loan reserve account under Rollover TSA are investment options for which the benefit base rolls up at 3% (the "lower Roll-Up rate options"). Also, for Rollover TSA contracts, the loan reserve account rolls up at 3%. In some early Accumulator(R) Series, this group of investment options rolls up at 4% and certain additional variable investment options roll up at 3%. All other investment options continue to roll up at 4%, 5% or 6% (the "higher Roll-Up rate options"), as provided by your Accumulator(R) Series contract. For more information about these benefits, please see "Contract features and benefits" in your Prospectus, or your contract, or consult with your financial professional.


OUR ADMINISTRATIVE PROCEDURES FOR CALCULATING YOUR ROLL-UP BENEFIT BASE FOLLOWING A TRANSFER

Your Roll-Up benefit base is comprised of two segments, representing that portion of your benefit base, if any, that rolls up at the higher rate and the other portion that is rolling up at 3% (or 4% in some early Accumulator Series). If you transfer account value from a higher roll-up rate option to a lower roll-up rate option, all or a portion of your benefit base will transfer from the higher rate benefit base segment to the lower rate benefit base segment. Similarly, if you transfer account value from a lower roll-up rate option to a higher roll-up rate option, all or a portion of your benefit base will transfer from the lower rate segment to the higher rate segment. To determine how much to transfer from one Roll-Up benefit base segment to the other Roll-Up benefit base segment, we use a dollar-for-dollar calculation.

This means that we generally transfer an amount from one Roll-Up benefit base segment to the other Roll-Up benefit base segment in the same dollar amount as the transfer of account value. The effect of a transfer on your benefit base will vary depending on your particular circumstances.

..   For example, if your account value is $45,000 and has always been invested in the higher roll-up rate options, and your benefit base is $30,000 and is all rolling up at the higher rate, and you transfer $15,000 of your account value to the EQ/Money Market variable investment option (a lower roll-up rate option), then we will transfer $15,000 from the higher rate benefit base segment to the lower rate benefit base segment. Therefore, immediately after the transfer, of your $30,000 benefit base, $15,000 will continue to roll-up at the higher rate and $15,000 will roll-up at the lower rate.

..   For an additional example, if your account value is $30,000 and has always been invested in lower roll-up rate options, and your benefit base is $45,000 and is all rolling up at the lower rate, and you transfer $15,000 of your account value (which is entirely invested in lower roll-up rate options) to a higher roll-up rate option, then we will transfer $15,000 of your benefit base from the lower rate benefit base segment to the higher rate benefit base segment. Therefore, immediately after the transfer, of your $45,000 benefit base, $15,000 will continue to roll-up at the higher rate and $30,000 will roll-up at the lower rate.

..   Similarly, using the same example as immediately above, if you transferred all of your account value ($30,000) to a higher roll-up rate option, $30,000 will be transferred to the higher rate benefit base segment. Immediately after the transfer, of your $45,000 benefit base, $30,000 will roll-up at the higher rate and $15,000 will continue to roll-up at the lower rate. Therefore, it is possible that some of your benefit base will roll-up at the lower rate even after you transfer all of your account value to the higher roll-up rate options.

If you elected a guaranteed benefit that is available with a 3% roll-up benefit base only, your benefit base will not be impacted by transfers among investment options.


(6)PARTIAL ANNUITIZATION

Partial annuitization of nonqualified deferred annuity contracts is permitted if the partial annuity payout is either life-contingent or for a period certain of at least ten years. We require you to elect partial annuitization on the form we specify.


EFFECT OF PARTIAL ANNUITIZATION ON GUARANTEED BENEFITS. If guaranteed benefits are available under your contract and you elected one or more, you may not partially annuitize any guaranteed benefit. We will treat any partial annuitization as a withdrawal. Amounts withdrawn from your contract for a partial annuitization are withdrawn in the same manner as any amount withdrawn from your contract. This means that a partial annuitization will reduce your guaranteed benefit(s) and corresponding benefit base(s) in the same manner as described in your Prospectus. If applicable, amounts withdrawn for a partial annuitization will be subject to withdrawal charges.


(7)TAX INFORMATION

HOW YOU CAN MAKE CONTRIBUTIONS (FOR MARYLAND CONTRACTS ONLY)

..   Regular contributions to traditional IRAs and Roth IRAs are limited to
    $5,000 for the calendar year 2012.


..   Regular contributions to traditional IRAs cannot be made during or after the calendar year the owner reaches age 70 1/2.

..   Additional catch-up contributions of up to $1,000 can be made where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

..   Rollovers can be made to a Roth IRA from a "designated Roth contribution account" under a 401(k) plan, 403(b) plan or a governmental employer
    Section 457(b) plan which permits designated Roth elective deferral contributions to be made. Conversion rollovers may also be made from an eligible retirement plan to a Roth IRA in certain circumstances.

TAX INFORMATION RELATED TO PARTIAL ANNUITIZATION. The tax features regarding annuitization, as discussed in this Supplement and in your Prospectus, generally apply. Partial annuitization results in your contract being treated as two or more separate contracts, each with its own annuity starting date and investment in the contract (basis). Multiple or serial partial annuitizations are permitted as long as some part of the contract remains in deferred status. The nonannuitized portion of the contract remains in deferred status, with its annuity starting date in the future. Until the basis allocable to the partial annuity payout is fully recovered, part of each payment under the partial annuity payout is excluded from income as a recovery of basis, with the remainder of each payment included in ordinary income. The basis allocable to the partial annuity payout as of the annuity starting date for the payout is calculated with reference to the relative values of the amount applied to the partial annuity payout and the amount retained in deferred status. If you choose a period certain payout of at least ten years and you are under age
59 1/2, an early distribution penalty may apply. See the tax section in your Prospectus for more information.


ADDITIONAL INFORMATION RELATING TO 1035 EXCHANGES. In some cases you may make a tax-deferred 1035 exchange from a nonqualified deferred annuity contract to a "qualified long-term care contract" meeting all specified requirements under the Code or an annuity contract with a "qualified long-term care contract" feature (sometimes referred to as a "combination annuity" contract).

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to purchase or contribute to another nonqualified deferred annuity contract on a tax-deferred basis. If requirements are met, the owner may also directly transfer amounts from a nonqualified deferred annuity contract to a "qualified long-term care contract" or "combination annuity" in such a partial 1035 exchange transaction. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Even if the contract owner and the insurance companies agree that a full or partial 1035 exchange is intended, the IRS has the ultimate authority to review the facts and determine that the transaction should be recharacterized as taxable in whole or in part.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Accounts Nos. 45 and 49 for taxes, respectively. We do not now, but may in the future set up reserves for such taxes.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

(8)UPDATED INFORMATION ON AXA EQUITABLE

We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc. (the "parent"), a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508 billion in assets as of December 31, 2011. For more than 150 years, AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

(9)HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

The contracts are no longer available to new purchasers. In addition, except as described below, we no longer accept contributions to the contracts, including contributions made through our automatic investment program. Contributions received at our processing office will be returned to you. This change has no effect on amounts that are already invested in your contract or on your guaranteed benefits.

We currently continue to accept contributions to: (i) QP contracts; and (ii) all contracts issued in the state of Maryland. Information regarding contributions in this section is for the benefit of contract owners currently eligible to continue making contributions to the contracts.

Payments you make to your contract are called "contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract.


You may purchase a contract by making payments to us that we call
"contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions.

--------------------------------------------------------------------------------

We have exercised our right to discontinue acceptance of contributions to the contracts as described above. We reserve the right to further change our current limitations on your contributions and to discontinue acceptance of contributions to the contracts.

--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. Please review your contract for information on contribution limitations.

(10)MANAGING YOUR ALLOCATIONS


The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


(11)DISRUPTIVE TRANSFER ACTIVITY


You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

As of the date of this Prospectus, we do not offer investment options with underlying portfolios that are part of an outside trust (an "unaffiliated trust"). Should we offer such investment options in the future, each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which would be disclosed in the unaffiliated trust prospectus. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Any such unaffiliated trust would also have the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


(12)WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS


We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgment of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgment of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgment of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of our customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


(13)CERTAIN INFORMATION ABOUT OUR BUSINESS DAY


Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m., Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

..   If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

   -- on a non-business day;

   -- after 4:00 p.m., Eastern Time on a business day; or

   -- after an early close of regular trading on the NYSE on a business day.

If we have entered into an agreement with your broker-dealer for automated processing of contributions and/or transfers upon receipt of customer order, your contribution and/or transfer will be considered received at the time your broker-dealer receives your contribution and/or transfer and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution and/or transfer. Such arrangements may apply to initial contributions, subsequent contributions, and/or transfers, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

For more information, including additional instances when a different date may apply to your contributions, please see "More Information" in your prospectus.


(14)YOUR CONTRACT DATE AND CONTRACT DATE ANNIVERSARY


The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.


(15)LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account Nos. 45 and 49, respectively, nor would any of these proceedings be likely to have a material adverse effect upon either Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.

(16)DISTRIBUTION OF THE CONTRACTS


The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 45 and Separate Account No. 49, respectively. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its contracts, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this Prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. In some instances, a financial professional or a Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

When a contract is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contract your financial professional for information about the compensation he or she receives and any related incentives, as described immediately below.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of the FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays contribution-based and asset-based compensation (together "compensation") to AXA Distributors. Contribution-based compensation is paid based on AXA Equitable contracts sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the aggregate account value of contracts sold through certain of AXA Distributor's Selling broker-dealers. Contribution-based compensation will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of the contract in combination with annual asset-based compensation of up to 1.25% of the contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount, and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the compensation paid to the Selling broker-dealer's financial professional for the sale of the contract. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

AXA Equitable also pays AXA Distributors compensation to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the contract owner. Payments may be based on the aggregate account value attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. AXA Equitable and its affiliates may also have other business relationships with Selling broker-dealers, which may provide an incentive for the Selling broker-dealers to promote the sale of AXA Equitable contracts over contracts and other products issued by other companies. The list below includes any such Selling broker-dealer. For more information, ask your financial professional.



1st Global Capital Corporation         Janney Montgomery Scott, LLC
Advantage Capital Corporation          Key Investment Services, LLC
A.G. Edwards                           Lincoln Financial Advisors Corporation
American Portfolios Financial Services Lincoln Financial Securities
                                       Corporation
Ameriprise Financial Services, Inc.    LPL Financial Corporation
Associated Securities Corp.            M&T Securities, Inc.
Bank of America                        Merrill Lynch Life Agency Inc.
BBVA Compass Investment Solutions,
Inc.                                   Morgan Keegan & Co., Inc.
CCO Investment Services Corp.          Morgan Stanley Smith Barney - Morgan
                                       Stanley & Co., Incorporated
Centaurus Financial, Inc.              Multi-Financial Securities Corporation
Commonwealth Financial Network         National Planning Corporation
CUSO Financial Services, L.P.          Next Financial Group, Inc.
Essex National Securities Inc.         NFP Securities, Inc.
Financial Network Investment
Corporation                            Plan Member Financial Corporation
First Allied Securities                PNC Investments
First Citizens Investor Services, Inc. Prime Capital Services
First Tennessee Brokerage, Inc.        PrimeVest Financial Services, Inc.
FSC Securities Corporation             Raymond James & Associates Inc
Geneos Wealth Management, Inc.         Raymond James Financial Services
H.D. Vest Investment Securities, Inc.  RBC Capital Markets Corp.
Investment Centers of America/First
Dakota Inc.                            Robert W Baird & Co.
IFC Holdings Inc. DBA Invest
Financial Corporation                  Royal Alliance Associates Inc.
Investment Professionals, Inc.         Sage Point Financial, Inc
Investors Capital Corporation          Securities America, Inc.
J.P. Turner & Company, LLC             SII Investments, Inc.
James T. Borello & Co.                 Sorrento Pacific Financial, LLC

Stifel, Nicolaus & Co.                 UVEST Financial Services Group, Inc.
Summit Brokerage Services, Inc         Waterstone Financial Group, Inc.
                                       Wells Fargo Advisors Financial
Termed/Mutual Service Corporation      Network LLC
Transamerica Financial Advisors, Inc.  Wells Fargo Advisors
U.S. Bancorp Investments, Inc.         Wells Fargo Advisors, LLC
UBS Financial Services, Inc.           Wells Fargo Investments, LLC



(17)YOUR ANNUITY PAYOUT OPTIONS


We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at five year intervals after the first change. (Please see your contract and SAI for more information.)


(18)INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


This section only applies if your contract offers fixed maturity options.


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2011 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


(19)FINANCIAL STATEMENTS


The financial statements of the separate account(s), as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI"). The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


(20)CONDENSED FINANCIAL INFORMATION

The following tables set forth the unit values and number of units outstanding at the year end for each variable investment option, except those options offered for the first time after December 31, 2011. The tables show unit values based on the specified separate account charges that would apply to any contract or investment option to which this supplement relates. The tables also show the total number of units outstanding for all contracts to which this supplement relates.

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 with the same daily asset charges of 1.15%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.74 $11.75 $10.51 $ 8.35 $13.90 $13.24 $11.36 $10.64     --     --
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                    454    493    502    488    448    263    109     64     --     --
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.71 $11.63 $10.97 $10.10 $11.48 $10.98 $10.44 $10.31     --     --
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                  1,263  1,212    932    894    387    251    226     98     --     --
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.36 $11.57 $10.73 $ 9.49 $11.91 $11.43 $10.63 $10.41     --     --
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                    788    824    720    643    441    206    114     54     --     --
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION -- CLASS A
--------------------------------------------------------------------------------------------------------------
   Unit value                            $52.70 $54.49 $50.03 $43.14 $57.64 $54.74 $50.07 $48.21 $44.75 $37.91
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                    476    521    572    542    570    843    703    778    909  1,013
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $49.39 $51.18 $47.11 $40.73 $54.56 $51.94 $47.62 $45.97 $42.78 $36.32
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                    652    668    728    726    789    613    971  1,106  1,263  1,386
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.26 $11.99 $10.87 $ 9.02 $13.37 $12.71 $11.23     --     --     --
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                  1,735  1,896  1,954  1,974  1,837  1,295    728     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH -- CLASS A
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.02 $21.35 $16.17 $12.02 $21.93 $18.96 $17.56 $15.89 $14.06 $10.07
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     83    144    107    134    155    974    365    358    402    428
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $20.29 $20.66 $15.68 $11.69 $21.37 $18.53 $17.20 $15.60 $13.85 $ 9.94
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                    496    577    612    717    810    304  1,163  1,361  1,510  1,604
--------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.96 $10.02 $ 8.16 $ 6.44 $ 9.78 $10.83     --     --     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       43     38     39    103     39      6     --     --     --     --
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------
   Unit value                            $21.18 $22.11 $19.92 $15.47 $24.66 $24.66 $20.63 $20.27 $18.55 $14.30
--------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                    630    668    744    826  1,030  1,201  1,488  1,843  2,009  2,129
--------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.87 $  5.96 $  5.21 $  4.73 $  7.06 $  6.89 $  6.01 $  5.73      --      --
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     248     235     250     364     346     380     367      50      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.85 $  7.92 $  7.12 $  5.51 $ 10.17 $  9.18 $  8.82 $  8.21 $  8.01 $  6.34
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                       5       5       6      11      12       6      12      19      10       3
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.17 $ 11.84 $ 10.34 $  7.96 $ 13.34 $ 13.28 $ 11.99 $ 11.44 $ 10.43 $  8.02
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     574     645     745     860   1,117   1,048   1,232   1,468   1,625   1,727
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX -- CLASS A
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $242.44 $243.35 $211.93 $166.65 $299.23 $291.81 $266.03 $257.37 $227.59 $153.56
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     105     125     141     164     203     380     322     407     498     560
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $233.35 $234.81 $205.00 $161.61 $290.90 $284.40 $259.92 $252.09 $223.47 $151.16
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     176     200     228     259     311     266     458     552     639     698
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.72 $ 14.21 $ 13.59 $ 13.39 $ 14.87 $ 14.59 $ 14.19 $ 14.04 $ 13.64 $ 13.35
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     365     371     414     439     623     630     688     621     618     623
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.13 $  9.69 $  8.77 $  6.69 $ 11.13 $ 10.85      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     147     164     172     130     105      19      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 27.91 $ 27.81 $ 24.60 $ 19.77 $ 31.91 $ 30.76 $ 27.04 $ 26.20 $ 24.04 $ 19.03
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     351     368     416     454     521     624     717     858     994   1,017
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 14.75 $ 15.91 $ 13.97 $ 11.05 $ 18.73 $ 16.61 $ 15.37 $ 14.05 $ 12.86 $  9.92
------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units
     outstanding (000's)                     342     409     513     630     710     770     736     693     778     439
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.97 $ 10.07 $  9.16 $  7.10 $ 10.53 $ 10.44      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       274     320     356     374     357      78      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION -- CLASS B
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.78 $  8.24 $  7.55 $  5.94 $  9.53      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       113      98     103      98      62      --      --      --      --      --
------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                      2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $12.72 $12.69 $11.71 $10.16 $11.93 $11.67 $10.52     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             77     79     74     66     70    198    132     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $36.97 $38.75 $29.56 $21.14 $30.84 $28.54 $24.30 $23.56     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            168    173    152    142    151     94     71     20     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $12.40 $12.01 $11.43 $11.34 $10.77 $ 9.97 $ 9.75     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            265    244    234    280     98     55      5     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $16.10 $18.58 $16.86 $11.37 $26.97 $19.21 $14.18 $10.80 $ 8.84 $ 5.73
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            522    591    804    864    960  1,021  1,010    876    859    894
--------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX -- CLASS A
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $22.74 $21.79 $21.10 $21.79 $21.22 $20.04 $19.61 $19.55 $19.35 $19.12
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             99    108    127    204    205    469    293    354    460  1,043
--------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $21.92 $21.06 $20.44 $21.16 $20.66 $19.56 $19.19 $19.17 $19.03 $18.85
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            229    252    279    337    361    238    563    766    998  1,296
--------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $10.86 $13.23 $12.25 $ 9.16 $16.80 $14.75 $12.51 $10.81 $ 9.62 $ 7.34
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            186    200    223    210    209    238    233    209    144     56
--------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $11.51 $13.26 $12.75 $10.15 $20.84 $18.87 $15.45 $13.56 $11.61 $ 8.69
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            638    697    787    909  1,020  1,130  1,246  1,359  1,568  1,624
--------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL VALUE PLUS
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $16.03 $19.35 $18.45 $14.33 $25.44 $23.35 $18.80 $17.16 $14.27 $11.27
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            352    397    467    555    736    795    814    779    839    956
--------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $12.96 $13.83 $12.46 $ 9.53 $16.00 $16.39 $13.77 $13.40 $12.23 $ 9.76
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            322    375    419    463    557    654    747    946  1,120  1,280
--------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                      2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 9.13 $ 9.64 $ 8.54 $ 6.83 $11.04 $10.75 $ 9.63 $ 9.09 $ 8.25 $ 6.84
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             39     45     45     62     50     85    103     98    107     99
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 7.87 $ 7.78 $ 6.79 $ 5.04 $ 8.00 $ 7.10 $ 7.22 $ 6.36 $ 5.93 $ 4.87
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            427    472    532    558    674    995  1,173  1,269  1,663  1,968
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $15.42 $16.19 $14.31 $10.74 $17.59 $15.39 $14.44 $13.40 $12.04 $ 9.42
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            572    614    689    824    954  1,056  1,226  1,570  1,952  2,239
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 5.88 $ 5.97 $ 5.27 $ 4.47 $10.45 $11.24 $10.65     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            157     69     85     65     70     54      7     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS -- CLASS A
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 6.39 $ 6.79 $ 6.08 $ 5.10 $ 9.06     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                          1,939  2,235  2,585  3,136  4,100     --     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 6.31 $ 6.72 $ 6.03 $ 9.66 $ 9.05 $18.28 $15.23 $14.61 $13.03 $10.24
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                          3,625  4,205  4,834  5,660  7,094  1,987  2,290  2,543  2,775  2,810
--------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $11.12 $12.29 $10.91 $ 8.79 $12.89 $11.78 $10.58     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            115     91     93     72     26     10      8     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $13.19 $14.95 $13.16 $ 9.70 $16.43 $14.30 $11.51     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            223    229    147    119    133     42     12     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $11.26 $11.67 $ 9.39 $ 6.97 $13.91 $13.03 $11.81 $11.24 $ 9.80 $ 6.90
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            326    347    381    466    520    620    750    697    677    427
--------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $15.14 $16.91 $13.97 $10.40 $17.41 $17.90 $16.10 $14.63 $12.56 $ 9.53
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            786    882  1,031  1,051  1,257  1,559  1,833  2,058  2,302  2,470
--------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                      2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET -- CLASS A
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $32.24 $32.62 $32.97 $33.25 $32.86 $31.67 $30.59 $30.08 $30.12 $30.22
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            157    201    241    335    259    433    238    344    444    863
--------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $31.24 $31.61 $31.97 $32.35 $32.05 $30.96 $29.98 $29.55 $29.66 $29.84
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            328    416    508    627    361    262    400    566    711  1,022
--------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 5.51 $ 5.42 $ 5.07 $ 3.95 $ 5.96 $ 4.99 $ 4.68 $ 4.49     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            230    260    294    305     81     50     54     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $15.62 $17.12 $13.09 $ 8.43 $16.19 $13.38 $12.39     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            311    335    214    162    135     48     30     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 8.52 $ 9.02 $ 8.15 $ 6.59 $10.77 $10.72     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             73     83    104    107    138     21     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 9.57 $10.60 $ 9.31 $ 6.79 $11.60 $11.10     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            132     95     74     43     30      9     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $10.83 $10.98 $11.02 $10.32 $10.88 $ 9.87 $ 9.95     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            626    702    735    566    272    195    161     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $17.70 $17.69 $16.84 $16.06 $17.39 $16.83 $16.40 $16.26 $15.86 $15.49
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            178    176    213    157    170    227    287    275    292    240
--------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $16.23 $17.10 $13.75 $11.03 $16.94 $17.46 $15.00 $14.56 $12.51 $ 8.68
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            192    207    235    241    265    341    383    499    427    297
--------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $16.32 $16.83 $14.63 $10.38 $18.16 $17.14 $18.06 $17.57     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             94     94    110     83     99     14     12     --     --     --
--------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                      2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 7.90 $ 8.72 $ 8.17 $ 6.35 $10.86 $10.76     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             77     77     84     91     94     20     --     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 5.29 $ 5.51 $ 4.93 $ 3.77 $ 6.35 $ 6.35 $ 5.63 $ 5.23     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             45     48     53     66     86    146    117     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $10.07 $10.39 $ 9.12 $ 7.19 $11.53 $11.96 $10.44     --     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             44     47     72     84     93    157    129     --     --     --
--------------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $10.68 $11.48 $ 9.90 $ 7.14 $ 9.98 $ 9.07 $ 8.66 $ 8.43 $ 7.97 $ 5.83
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            377    193    131     91    113    121    149    225    198     84
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY -- CLASS A
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $54.82 $59.03 $50.65 $37.23 $70.46 $63.84 $61.29 $57.16 $51.45 $37.75
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            118    138    151    154    186    197    270    320    387    453
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $52.78 $56.97 $49.00 $36.11 $68.51 $62.23 $59.89 $55.99 $50.53 $37.17
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            132    147    149    132    159    227    234    272    297    327
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $14.53 $13.89 $13.23 $12.36 $12.20 $11.62 $11.33 $11.26 $10.97 $10.69
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            528    493    407    354    379    416    490    551    570    493
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $10.92 $13.47 $12.74 $ 9.92 $19.02 $17.11 $13.81 $12.11 $10.39 $ 7.82
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            144    169    200    236    260    315    260    243    212    129
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $10.22 $11.16 $10.12 $ 7.73 $12.93 $12.46 $11.09 $10.52 $ 9.70 $ 7.66
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             34     43     50     56     65     82    131    131    133     88
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $11.65 $12.48 $11.16 $ 9.19 $14.86 $14.50 $12.30 $11.61 $10.27 $ 7.92
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            116    148    172    247    319    302    296    259    232    205
--------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                      2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $10.90 $11.97 $ 9.55 $ 6.81 $12.21 $11.04 $10.19 $ 9.51 $ 8.61 $ 6.21
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            192    216    230    256    302    284    324    333    384    214
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $13.29 $15.52 $12.57 $ 8.81 $13.91 $14.06 $12.40 $11.69 $10.26 $ 7.38
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            146    150    179    200    208    325    332    447    402    250
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND -- CLASS A
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $32.15 $30.88 $29.22 $26.89 $35.48 $34.71 $31.86 $31.20 $28.97 $23.85
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             45     58     48     59     76    378    110    132    131     93
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $30.94 $29.79 $28.26 $26.08 $34.49 $33.83 $31.13 $30.56 $28.44 $23.48
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            204    229    244    262    326     93    449    548    583    592
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $ 7.33 $ 8.80 $ 6.97 $ 5.24 $ 9.16 $ 8.94 $ 8.20 $ 7.72     --     --
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                             82     93    127    142    196    101     70     13     --     --
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $15.16 $16.86 $13.70 $10.96 $17.85 $20.03 $17.45 $16.86 $14.57 $10.73
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            119    134    164    208    279    399    485    526    495    384
--------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------
   Unit value                                        $11.22 $11.93 $10.25 $ 6.54 $12.51 $10.71 $10.09 $ 9.18 $ 8.84 $ 5.67
--------------------------------------------------------------------------------------------------------------------------
   Separate Account 45 number of units outstanding
     (000's)                                            197    214    244    237    274    316    382    537    207     44
--------------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.20%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 10.70 $ 11.71 $ 10.48 $  8.33 $ 13.87 $ 13.22 $ 11.35 $ 10.63      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,379   3,530   3,887   3,515   3,160   1,827   1,271     728      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.66 $ 11.59 $ 10.93 $ 10.08 $ 11.46 $ 10.96 $ 10.43 $ 10.31      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,265   4,403   4,898   4,014   1,472   1,143     397     373      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.31 $ 11.53 $ 10.70 $  9.47 $ 11.89 $ 11.41 $ 10.62 $ 10.41      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,130   3,479   3,293   2,920   2,173   1,249     849     695      --      --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 48.74 $ 50.54 $ 46.54 $ 40.26 $ 53.95 $ 51.39 $ 47.15 $ 45.53 $ 42.39 $ 36.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,607   3,855   4,129   4,257   4,308   4,475   4,798   5,029   4,208   1,221
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.22 $ 11.94 $ 10.84 $  8.99 $ 13.34 $ 12.70 $ 11.22 $ 10.65      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,152  11,126  11,520  11,250  10,734   8,825   5,795   3,138      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 20.14 $ 20.51 $ 15.58 $ 11.62 $ 21.26 $ 18.44 $ 17.12 $ 15.54 $ 13.80 $  9.91
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,671   1,894   2,049   2,429   2,805   3,494   3,815   4,124   4,091   1,279
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  8.94 $ 10.00 $  8.15 $  6.43 $  9.77 $ 10.83      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       343     323     341     431     171      78      --      --      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 21.02 $ 21.96 $ 19.79 $ 15.38 $ 24.53 $ 24.54 $ 20.54 $ 20.19 $ 18.49 $ 14.26
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     3,142   3,324   3,557   3,698   4,290   4,984   5,635   6,364   5,670   1,591
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.83 $  5.92 $  5.18 $  4.70 $  7.03 $  6.86 $  5.99 $  5.71      --      --
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,325   1,394   1,513   1,732   1,373   1,698   1,681     216      --      --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.81 $  7.88 $  7.09 $  5.48 $ 10.13 $  9.14 $  8.79 $  8.18 $  8.00 $  6.33
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       355     388     416     470     554     625     723     782     744     182
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.09 $ 11.77 $ 10.29 $  7.92 $ 13.28 $ 13.23 $ 11.95 $ 11.40 $ 10.41 $  8.01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     8,621   9,703  11,050  12,691  15,162   6,465   7,166   8,080   7,741   2,252
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $229.14 $230.69 $201.51 $158.94 $286.24 $279.98 $256.01 $248.43 $220.33 $149.11
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       228     264     301     330     392     463     545     613     548     222
------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------------------
                                          2011   2010   2009   2008   2007    2006    2005    2004    2003    2002
-------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.62 $14.12 $13.51 $13.31 $ 14.80 $ 14.53 $ 14.13 $ 13.99 $ 13.60 $13.32
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,404  6,327  7,161  7,625  10,033  10,809  11,494  11,977  11,974  3,674
-------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.11 $ 9.67 $ 8.76 $ 6.68 $ 11.12 $ 10.85      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,017  1,155  1,352  1,290     963     302      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $27.66 $27.58 $24.40 $19.62 $ 31.69 $ 30.56 $ 26.88 $ 26.06 $ 23.92 $18.94
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,013  4,445  4,963  5,596   6,323   7,331   8,383   9,053   8,439  2,393
-------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.68 $15.84 $13.91 $11.01 $ 18.67 $ 16.57 $ 15.34 $ 14.02 $ 12.84 $ 9.91
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    5,903  6,973  8,286  9,776  11,637  13,414  14,341  14,238  13,403  2,875
-------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.94 $10.05 $ 9.14 $ 7.09 $ 10.52 $ 10.43      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,633  1,752  2,199  2,264   2,628     664      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.76 $ 8.22 $ 7.54 $ 5.94 $  9.52      --      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,065  1,052  1,026    757     863      --      --      --      --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.67 $12.66 $11.68 $10.14 $ 11.91 $ 11.66 $ 10.51      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      601    480    338    307     362     321      81      --      --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $36.53 $38.31 $29.24 $20.92 $ 30.54 $ 28.28 $ 24.09 $ 23.37      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      800    930    996    932     909     341     297      62      --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.36 $11.98 $11.41 $11.32 $ 10.76 $  9.97 $  9.75      --      --     --
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,454  1,532  1,509  1,734   1,003     493      38      --      --     --
-------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.99 $18.45 $16.76 $11.30 $ 26.83 $ 19.12 $ 14.12 $ 10.76 $  8.81 $ 5.72
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,235  2,647  3,162  3,004   3,820   4,088   4,095   3,531  27,090    737
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $21.69 $20.85 $20.25 $20.97 $ 20.49 $ 19.41 $ 19.05 $ 19.04 $ 18.91 $18.73
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,594  1,698  2,027  2,492   2,914   3,131   3,491   4,043   4,619  1,850
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.79 $13.15 $12.18 $ 9.11 $ 16.73 $ 14.69 $ 12.47 $ 10.78 $  9.60 $ 7.33
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    4,273  4,597  4,895  5,199   5,905   6,892   7,621   8,017   6,516  1,628
-------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.41 $13.16 $12.66 $10.08 $ 20.70 $ 18.75 $ 15.37 $ 13.49 $ 11.55 $ 8.65
-------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,985  3,362  3,842  4,586   5,414   5,626   5,792   5,816   5,125  1,285
-------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                          2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.91 $ 19.21 $ 18.33 $ 14.25 $ 25.30 $ 23.24 $ 18.71 $ 17.09 $ 14.22 $11.24
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,505   2,817   3,102   3,321   4,143   4,607   4,933   4,781   4,396  1,445
-----------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 12.86 $ 13.74 $ 12.38 $  9.47 $ 15.91 $ 16.31 $ 13.71 $ 13.35 $ 12.19 $ 9.73
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,506   1,724   1,918   2,221   2,625   3,079   3,795   3,942   3,680  1,342
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  9.07 $  9.58 $  8.50 $  6.80 $ 10.99 $ 10.71 $  9.60 $  9.06 $  8.23 $ 6.83
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,662   1,909   2,214   2,449   2,815   3,293   3,821   4,211   4,026    993
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  7.82 $  7.73 $  6.75 $  5.02 $  7.96 $  7.07 $  7.20 $  6.34 $  5.92 $ 4.86
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     2,718   3,063   3,809   3,977   4,750   5,507   5,789   6,068   5,986  2,292
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.31 $ 16.08 $ 14.22 $ 10.67 $ 17.49 $ 15.31 $ 14.38 $ 13.35 $ 12.00 $ 9.39
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,698     953   1,109   1,206   1,461   1,300   1,516   1,558   1,506    496
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.86 $  5.95 $  5.26 $  4.47 $ 10.44 $ 11.24 $ 10.64      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,237     463     382     320     528     605      93      --      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.94 $ 12.73 $ 11.43 $  9.61 $ 17.16 $ 18.20 $ 15.17 $ 14.56 $ 12.99 $10.22
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    10,066  11,451  13,118  14,916  18,463  13,475  14,461  15,533  14,531  4,578
-----------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.08 $ 12.26 $ 10.88 $  8.78 $ 12.87 $ 11.77 $ 10.57      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       510     577     532     357     140     117      54      --      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 13.15 $ 14.90 $ 13.12 $  9.68 $ 16.40 $ 14.29 $ 11.51      --      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,001   1,054     939     688     594     240      40      --      --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 11.20 $ 11.61 $  9.35 $  6.94 $ 13.86 $ 12.98 $ 11.78 $ 11.21 $  9.78 $ 6.89
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     5,483   6,242   7,234   8,228   9,544  11,305  12,783  13,609  12,491  2,799
-----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 15.03 $ 16.79 $ 13.88 $ 10.34 $ 17.32 $ 17.81 $ 16.03 $ 14.57 $ 12.51 $ 9.51
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     4,139   4,716   5,762   5,211   6,623   8,423   8,724   9,029   8,508  3,161
-----------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 30.77 $ 31.14 $ 31.51 $ 31.90 $ 31.62 $ 30.57 $ 29.61 $ 29.20 $ 29.33 $29.52
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,109   1,161   1,674   2,708   1,791   1,365   1,411   1,417   1,972  1,554
-----------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $  5.48 $  5.39 $  5.04 $  3.93 $  5.93 $  4.97 $  4.66 $  4.47      --     --
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)     1,243   1,575   1,701   1,807     871     143     137      13      --     --
-----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006    2005    2004    2003    2002
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.57 $17.07 $13.06 $ 8.42 $16.17 $ 13.37 $ 12.39      --      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,343  1,445  1,227    971    936     320     133      --      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 8.49 $ 9.00 $ 8.14 $ 6.58 $10.76 $ 10.71      --      --      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      576    673    848    922    999     372      --      --      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.55 $10.58 $ 9.29 $ 6.79 $11.59 $ 11.10      --      --      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,013    868    496    328    315     135      --      --      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.80 $10.95 $10.99 $10.30 $10.86 $  9.86 $  9.94      --      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,309  3,480  4,278  3,734  1,641   1,522   1,269      --      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                            $17.53 $17.53 $16.70 $15.94 $17.26 $ 16.71 $ 16.29 $ 16.17 $ 15.77 $15.42
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,206  2,529  2,934  2,700  3,276   3,669   4,057   4,383   4,326  1,432
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                            $16.11 $16.99 $13.67 $10.97 $16.85 $ 17.38 $ 14.94 $ 14.50 $ 12.48 $ 8.66
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,831  2,150  2,399  2,545  2,937   3,525   3,854   4,174   3,847  1,053
------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                            $16.12 $16.64 $14.47 $10.27 $17.99 $ 16.98 $ 17.90 $ 17.42      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,328  1,468  1,513  1,438  1,687      96      88      19      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.88 $ 8.70 $ 8.15 $ 6.35 $10.86 $ 10.76      --      --      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      434    468    503    561    775     237      --      --      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.26 $ 5.48 $ 4.90 $ 3.75 $ 6.32 $  6.33 $  5.61 $  5.21      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      384    281    340    283    498     473     215      12      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.03 $10.36 $ 9.10 $ 7.17 $11.51 $ 11.95 $ 10.44      --      --     --
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      438    446    361    493    559     811     393      --      --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.61 $11.41 $ 9.85 $ 7.10 $ 9.93 $  9.03 $  8.63 $  8.40 $  7.95 $ 5.82
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,717  2,554  2,394  1,933  1,978   2,218   2,770   3,237   2,600    551
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                            $52.09 $56.25 $48.41 $35.69 $67.76 $ 61.57 $ 59.29 $ 55.46 $ 50.07 $36.85
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      851  1,032    665    162    185     238     264     269     265    161
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                            $14.46 $13.83 $13.18 $12.32 $12.17 $ 11.59 $ 11.30 $ 11.24 $ 10.96 $10.69
------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    6,905  7,381  7,850  8,401  9,376  10,117  11,139  12,384  12,153  4,285
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDING DECEMBER 31,
                                         ---------------------------------------------------------------------
                                          2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.86 $13.41 $12.69 $ 9.89 $18.96 $17.07 $13.79 $12.09 $10.38 $ 7.82
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,038  2,387  2,645  2,888  3,283  3,610  3,367  3,660  3,008    923
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.17 $11.11 $10.08 $ 7.70 $12.89 $12.42 $11.07 $10.50 $ 9.69 $ 7.65
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,361  1,524  1,573  1,747  2,196  2,469  2,709  2,980  2,952  1,004
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.59 $12.42 $11.11 $ 9.15 $14.81 $14.47 $12.27 $11.60 $10.26 $ 7.92
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,549  2,921  3,376  4,173  4,869  5,608  6,137  6,199  5,210  1,722
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $10.85 $11.92 $ 9.51 $ 6.79 $12.18 $11.01 $10.17 $ 9.50 $ 8.60 $ 6.21
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,966  3,508  4,099  4,628  5,331  6,249  7,050  8,108  7,657  2,602
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $13.23 $15.45 $12.52 $ 8.78 $13.87 $14.03 $12.38 $11.67 $10.25 $ 7.38
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    2,406  2,764  3,037  3,405  4,059  4,691  5,098  5,827  5,443  1,889
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
   Unit value                            $30.55 $29.43 $27.94 $25.79 $34.12 $33.49 $30.83 $30.28 $28.20 $23.29
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,900  2,148  2,255  2,545  3,358  3,901  4,366  4,900  4,511    903
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                            $ 7.28 $ 8.74 $ 6.93 $ 5.21 $ 9.12 $ 8.90 $ 8.17 $ 7.70     --     --
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      574    638    736    728    884    680    554     19     --     --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                            $15.06 $16.75 $13.62 $10.90 $17.76 $19.94 $17.38 $16.80 $14.55 $10.70
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    3,004  3,404  3,946  4,558  5,608  6,898  7,963  8,796  8,124  2,322
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
   Unit value                            $11.16 $11.87 $10.21 $ 6.52 $12.47 $10.68 $10.07 $ 9.16 $ 8.83 $ 5.67
--------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,743  1,987  2,254  2,156  2,575  2,567  2,975  3,498  1,530    306
--------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.35%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.57 $11.58 $10.38 $ 8.27 $13.79 $13.16 $11.32 $10.62     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        678    748    815    844    603    595    286     51     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,284  1,466  1,542  1,566  1,649  1,595  1,278    688     --     --
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.53 $11.47 $10.84 $10.00 $11.39 $10.92 $10.40 $10.29     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,400  1,316  1,165    780    434    343    285    131     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,363  2,720  2,398  2,542  1,016    438    492    237     --     --
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.18 $11.41 $10.61 $ 9.40 $11.82 $11.36 $10.59 $10.39     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        909  1,003    862    798    636    456    367    150     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,195  1,201  1,190  1,565    974    946    948    426     --     --
------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------
   Unit value                                $46.86 $48.66 $44.88 $38.88 $52.19 $49.78 $45.74 $44.24 $41.25 $35.10
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,547  1,688  1,783  1,952  2,239  2,505  2,919  3,361  3,674  3,926
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,058  1,183  1,234  1,346  1,500  1,399  1,314  1,132    732    407
------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.08 $11.82 $10.74 $ 8.93 $13.27 $12.64 $11.19 $10.63     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      2,807  3,183  3,362  3,168  2,958  1,913    711    256     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,167  4,151  5,278  5,241  6,731  6,975  4,170  1,617     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $19.69 $20.09 $15.28 $11.42 $20.92 $18.17 $16.90 $15.36 $13.66 $ 9.83
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        563    635    674    781    916  1,201  1,468  1,733  2,001  2,020
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,490  1,663  1,789  2,048  2,476  3,532  4,499  5,465  6,324  6,943
------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.86 $ 9.94 $ 8.11 $ 6.41 $ 9.75 $10.82     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         54     62     66     86     33      8     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         87     88     99    170     47     14     --     --     --     --
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                        2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 20.56 $ 21.50 $ 19.41 $ 15.11 $ 24.14 $ 24.18 $ 20.27 $ 19.96 $ 18.30 $ 14.14
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)           1,106   1,217   1,356   1,458   1,752   2,213   2,721   3,230   3,348   3,538
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,314   1,428   1,562   1,799   2,291   2,960   3,782   4,699   4,955   5,160
----------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  5.71 $  5.82 $  5.10 $  4.63 $  6.93 $  6.78 $  5.92 $  5.66      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             433     412     454     533     588     886     767      87      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             335     325     352     413     535     720     983     345      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  7.66 $  7.74 $  6.98 $  5.40 $ 10.00 $  9.04 $  8.71 $  8.12 $  7.94 $  6.29
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)              19      19      31      30      44      46      54      55      39      29
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)              77      91     113     132     126     157     557     258     189      89
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 11.86 $ 11.56 $ 10.12 $  7.80 $ 13.11 $ 13.08 $ 11.83 $ 11.30 $ 10.33 $  7.97
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)           1,084   1,230   1,405   1,644   2,094   1,987   2,382   2,835   3,037   3,265
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           6,168   7,037   7,935   8,941  10,718  10,352  13,004  15,697  17,536  18,971
----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $216.98 $218.78 $191.39 $151.18 $272.69 $267.14 $244.64 $237.75 $211.19 $143.14
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             299     336     384     430     529     687     900   1,044   1,145   1,240
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             378     428     486     555     670     876   1,138   1,384   1,588   1,770
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 14.31 $ 13.84 $ 13.26 $ 13.09 $ 14.57 $ 14.33 $ 13.96 $ 13.84 $ 13.48 $ 13.22
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             568     629     699     758   1,111   1,273   1,222   1,021     985     903
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           2,887   3,265   3,654   4,114   5,253   6,838   8,972  10,774  12,484  14,961
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  9.04 $  9.61 $  8.71 $  6.66 $ 11.10 $ 10.85      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             111     143     171     211     168      49      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             382     367     397     374     369      94      --      --      --      --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                             -----------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003    2002
--------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $26.92 $26.88 $23.82 $19.19 $31.03 $29.97 $26.40 $25.63 $ 23.57 $ 18.69
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,051  1,137  1,262  1,388  1,714  2,138  2,703  3,163   3,443   3,683
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,569  2,893  3,275  3,764  4,648  6,213  8,100  9,685  10,779  11,356
--------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.45 $15.61 $13.73 $10.89 $18.49 $16.44 $15.24 $13.95 $ 12.80 $  9.89
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        696    841    976  1,203  1,298  1,541  1,644  1,467   1,522     767
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        805    952  1,079  1,313  1,429  1,821  2,123  2,102   2,058   1,041
--------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.86 $ 9.99 $ 9.10 $ 7.06 $10.50 $10.43     --     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        470    474    537    578    609    222     --     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        603    457    550    474    444    141     --     --      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.71 $ 8.18 $ 7.51 $ 5.92 $ 9.52     --     --     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        299    269    261    282    245     --     --     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        505    548    558    619    308     --     --     --      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.54 $12.55 $11.60 $10.08 $11.86 $11.63 $10.50     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        168    154    137    137    178    114     54     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        177    167     84     66     77     74     17     --      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $35.26 $37.03 $28.30 $20.28 $29.65 $27.50 $23.46 $22.79      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        283    281    280    264    267    191    183     31      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        273    289    281    295    311    141    170     72      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.33 $11.97 $11.41 $11.34 $10.80 $10.02 $ 9.82     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        404    367    384    417    225    104      8     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        472    523    463    499    227    125     16     --      --      --
--------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                             --------------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006    2005    2004    2003    2002
-----------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.64 $18.08 $16.45 $11.11 $26.41 $ 18.85 $ 13.94 $ 10.64 $  8.72 $  5.67
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,002  1,142  1,252  1,341  1,728   1,993   2,131   1,948   1,871   1,807
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,233  1,401  1,671  1,671  2,238   2,967   3,667   3,845   4,287   3,992
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $21.02 $20.23 $19.68 $20.41 $19.97 $ 18.95 $ 18.62 $ 18.65 $ 18.54 $ 18.40
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        470    565    690    860  1,014   1,287   1,772   2,322   2,993   4,099
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        396    416    524    571    579     773   1,100   1,348   1,651   1,739
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.59 $12.92 $11.99 $ 8.98 $16.51 $ 14.52 $ 12.35 $ 10.68 $  9.53 $  7.29
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        323    357    414    429    388     502     525     425     279     133
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,338  1,473  1,671  1,946  2,344   3,119   3,695   4,078   3,761   3,093
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.13 $12.84 $12.38 $ 9.87 $20.30 $ 18.42 $ 15.12 $ 13.29 $ 11.40 $  8.55
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,578  1,762  1,967  2,218  2,628   3,112   3,477   3,816   4,111   3,907
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,015  1,145  1,319  1,498  1,872   2,019   2,553   2,475   2,639     208
-----------------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.56 $18.82 $17.99 $14.00 $24.89 $ 22.90 $ 18.47 $ 16.89 $ 14.08 $ 11.14
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        588    682    750    848  1,077   1,280   1,346   1,244   1,181   1,196
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,912  3,272  3,639  4,114  4,966   6,421   7,759   9,124  10,329  12,054
-----------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.58 $13.45 $12.14 $ 9.30 $15.66 $ 16.07 $ 13.53 $ 13.20 $ 12.07 $  9.64
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        454    505    544    624    769     978   1,142   1,375   1,530   1,663
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,536  5,077  5,750  6,572  8,143  10,415  13,350  16,352  18,895  21,846
-----------------------------------------------------------------------------------------------------------------------
 EQ LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.89 $ 9.41 $ 8.35 $ 6.69 $10.84 $ 10.58 $  9.49 $  8.98 $  8.17 $  6.79
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        171    192    218    255    332     411     551     635     715     776
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,207  1,380  1,599  1,960  2,567   3,675   4,802   5,835   6,684   6,910
-----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



--------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                             -----------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003    2002
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.67 $ 7.60 $ 6.64 $ 4.94 $ 7.86 $ 6.99 $ 7.13 $ 6.28 $  5.88 $  4.84
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      2,110  2,261  2,596  2,797  3,381  4,248  5,346  6,276   7,382   8,409
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,679  3,016  3,463  4,108  4,849  6,383  8,379  9,271  10,777  12,339
--------------------------------------------------------------------------------------------------------------------
 EQ/ LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.97 $15.75 $13.95 $10.49 $17.21 $15.09 $14.19 $13.19 $ 11.88 $  9.31
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,421  1,494  1,678  1,885  2,262  2,809  3,663  4,453   5,082   5,638
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,619  2,743  3,051  3,436  4,084  5,280  6,697  8,228   9,491  10,806
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.89 $ 5.99 $ 5.30 $ 4.51 $10.56 $11.38 $10.80     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        385    225    239    156    159    136     28     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        542    137    136    147    156    182     41     --      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.68 $12.48 $11.22 $ 9.45 $16.90 $17.95 $14.99 $14.41 $ 12.88 $ 10.14
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      3,714  4,243  4,867  5,687  7,503  2,657  3,058  3,317   3,362   3,350
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,804  3,217  3,670  4,274  5,583  6,430  8,002  9,491  10,036  10,473
--------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.97 $12.15 $10.81 $ 8.73 $12.82 $11.74 $10.56     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        114    125     95     75     48     49     25     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        291    274    265    202     86     80     74     --      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.02 $14.78 $13.03 $ 9.63 $16.34 $14.25 $11.50     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        232    227    223    179    138     82     31     --      --      --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        204    211    214    191    264     78     28     --      --      --
--------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.01 $11.43 $ 9.22 $ 6.86 $13.70 $12.86 $11.69 $11.14 $  9.73 $  6.87
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        610    687    808    935  1,100  1,330  1,652  1,605   1,435     951
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        640    740    861  1,046  1,295  1,862  2,752  2,883   2,874   2,717
--------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.69 $16.45 $13.61 $10.16 $17.04 $17.55 $15.82 $14.40 $12.39 $ 9.42
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        853    948  1,067  1,128  1,472  1,921  2,356  2,500  2,709  2,863
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        622    732    838    780  1,031  1,465  2,388  2,481  2,639  3,169
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
   Unit value                                $29.38 $29.78 $30.18 $30.60 $30.37 $29.41 $28.53 $28.18 $28.34 $28.57
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        510    571    813  1,288    949  1,040  1,076  1,221  1,537  2,299
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,247  1,398  1,654  2,696  2,271  2,410  2,619  2,938  3,834  5,633
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.37 $ 5.29 $ 4.96 $ 3.87 $ 5.85 $ 4.91 $ 4.61 $ 4.43     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        367    414    545    637    270    136    143      3     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        415    431    460    617    441     28     47     20     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.41 $16.92 $12.97 $ 8.37 $16.10 $13.34 $12.37     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        333    332    311    208    175     74     68     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        463    512    470    294    336    109     49     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.42 $ 8.94 $ 8.09 $ 6.56 $10.74 $10.71     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        157    164    191    210    225     50     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        134    146    173    193    210     92     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.47 $10.51 $ 9.25 $ 6.76 $11.57 $11.09     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        256    162    123     70     80      8     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        286    241    187    102    146     34     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.69 $10.85 $10.91 $10.24 $10.82 $ 9.84 $ 9.93     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        919  1,111  1,232    991    393    330    253     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,490  1,624  1,795  1,173    444    431    308     --     --     --
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $17.05 $17.08 $16.29 $15.57 $16.89 $16.38 $15.99 $15.89 $15.53 $15.20
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        260    306    328    223    293    353    490    460    434    430
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        344    392    425    324    436    459    574    603    631    552
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.78 $16.66 $13.42 $10.79 $16.60 $17.14 $14.76 $14.35 $12.36 $ 8.59
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        434    480    536    558    662    793    914  1,073  1,030    859
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        657    744    864    995  1,203  1,660  2,139  2,622  3,320  2,817
------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.56 $16.08 $14.01 $ 9.96 $17.46 $16.51 $17.43 $16.99     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        187    184    171    128    173     45     46     10     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        385    404    419    369    415    145    160     17     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.82 $ 8.64 $ 8.11 $ 6.32 $10.83 $10.76     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        118    106    121    113    136     61     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        158    172    165    189    228     98     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.16 $ 5.38 $ 4.82 $ 3.69 $ 6.24 $ 6.25 $ 5.55 $ 5.16     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        126     97    150    152    214    193    114     14     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         77     77     80    108    129    177    169     41     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.93 $10.27 $ 9.04 $ 7.13 $11.47 $11.92 $10.43     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        123    116    128    159    159    251    156     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        195    196    202    244    298    350    250     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.41 $11.21 $ 9.68 $ 7.00 $ 9.80 $ 8.92 $ 8.54 $ 8.33 $ 7.89 $ 5.79
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        419    314    306    199    239    292    365    431    286    184
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        454    473    407    309    351    275    431    573    552    243
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $50.08 $54.16 $46.68 $34.47 $65.53 $59.65 $57.52 $53.88 $48.73 $35.92
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        170    192    181    139    170    220    284    334    375    404
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        283    327    317    305    364    467    585    710    812    899
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.24 $13.64 $13.02 $12.19 $12.06 $11.50 $11.24 $11.19 $10.92 $10.67
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        798    813    774    699    685    797  1,030  1,247  1,242  1,119
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        745    813    834    705    622    738    919  1,011  1,187  1,217
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.70 $13.23 $12.53 $ 9.78 $18.79 $16.94 $13.70 $12.03 $10.34 $ 7.81
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        246    280    332    400    453    524    462    456    377    183
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        349    392    439    528    652    762    657    704    494    118
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.01 $10.96 $ 9.96 $ 7.62 $12.77 $12.33 $11.00 $10.45 $ 9.66 $ 7.64
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         82     89    109    118    154    160    181    201    230    166
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        151    153    166    192    233    294    268    253    248    169
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.42 $12.25 $10.98 $ 9.06 $14.68 $14.36 $12.20 $11.54 $10.23 $ 7.91
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        241    275    323    404    440    512    544    503    429    344
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        281    334    384    478    700  1,027  1,404  1,102    698    384
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.68 $11.76 $ 9.39 $ 6.72 $12.07 $10.93 $10.11 $ 9.45 $ 8.58 $ 6.20
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        207    245    277    314    387    519    629    806    761    429
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        292    323    367    426    492    721    863  1,078  1,104    369
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.03 $15.24 $12.37 $ 8.68 $13.75 $13.92 $12.30 $11.62 $10.22 $ 7.37
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        211    252    288    333    339    535    605    904    765    486
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        301    334    352    410    587    779    911  1,203    820    388
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $29.42 $28.38 $26.98 $24.94 $33.05 $32.49 $29.95 $29.46 $27.48 $22.73
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        448    488    490    540    727    911  1,125  1,318  1,384  1,316
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        931  1,017  1,101  1,227  1,569  2,099  2,710  3,408  3,959  3,827
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.14 $ 8.58 $ 6.82 $ 5.14 $ 8.99 $ 8.79 $ 8.09 $ 7.63     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        192    226    279    293    412    286    189     68     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        247    327    366    306    347    259    287     29     --     --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.74 $16.42 $13.37 $10.72 $17.49 $19.67 $17.17 $16.63 $14.39 $10.62
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        234    276    327    392    554    761    919    986    840    665
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,462  1,650  1,914  2,179  2,770  3,861  5,204  6,654  7,289  7,825
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.00 $11.71 $10.08 $ 6.45 $12.36 $10.60 $10.01 $ 9.12 $ 8.81 $ 5.66
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        422    430    469    444    513    609    854  1,028    278     44
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        491    551    657    537    647    737  1,024  1,493    571    264
------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.55%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


----------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDING DECEMBER 31,
                                             -------------------------------------------------------------------------------
                                               2011     2010     2009     2008    2007    2006    2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  10.40 $  11.42 $  10.26 $   8.19 $ 13.68 $ 13.09 $11.28 $10.60     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          610      715      734      667     566     265    106     40     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       39,758   44,516   47,988   44,143  31,080   6,793    342    120     --     --
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  11.34 $  11.31 $  10.71 $   9.90 $ 11.30 $ 10.85 $10.36 $10.27     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        1,345    1,265    1,146      992     549     334    254    140     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       26,538   25,752   25,907   18,171   4,087   1,202    501    286     --     --
----------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  11.00 $  11.25 $  10.48 $   9.30 $ 11.73 $ 11.29 $10.55 $10.38     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          933    1,057      999      779     627     429    360    137     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       20,717   20,999   20,920   16,064   7,023   2,537    671    279     --     --
----------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  44.46 $  46.26 $  42.75 $  37.11 $ 49.91 $ 47.71 $43.93 $42.57 $39.77 $33.91
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        1,283    1,358    1,456    1,572   1,879   2,045  2,273  2,498  2,668  2,816
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       21,265   22,543   23,023   18,036   9,394   3,387    762    659    461    279
----------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  10.91 $  11.66 $  10.61 $   8.84 $ 13.16 $ 12.57 $11.15     --     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        3,067    3,447    3,411    3,625   3,240   2,127    788     --     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      130,217  139,811  147,651  130,940  85,777  22,340  2,035     --     --     --
----------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  19.11 $  19.54 $  14.90 $  11.15 $ 20.47 $ 17.82 $16.60 $15.12 $13.48 $ 9.71
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        1,080    1,213    1,380    1,540   1,874   2,275  2,668  3,054  3,346  3,468
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        2,846    2,770    2,587    2,766   2,301   1,922  1,979  2,313  2,809  3,037
----------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------------------
   Unit value                                $   8.77 $   9.85 $   8.05 $   6.38 $  9.73 $ 10.82     --     --     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                           26       21       29       69      37      12     --     --     --     --
----------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                           10    2,403    2,073    1,829     936     153     --     --     --     --
----------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                        2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 19.95 $ 20.92 $ 18.92 $ 14.75 $ 23.62 $ 23.71 $ 19.92 $ 19.65 $ 18.05 $ 13.98
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             945   1,061   1,188   1,279   1,597   1,927   2,336   2,719   2,785   2,900
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           5,468   5,037   4,776   3,421   2,381   1,301   1,147   1,430   1,339   1,334
----------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  5.57 $  5.68 $  4.98 $  4.54 $  6.81 $  6.67 $  5.84 $  5.59      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             348     350     377     433     479     620     632      71      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           6,783   6,127   5,308   3,897   2,391   1,207     536     306      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  7.47 $  7.57 $  6.83 $  5.30 $  9.83 $  8.91 $  8.60 $  8.03 $  7.87 $  6.25
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)              52      43      41      43      46      52      53      30      38      35
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             622     620     641     636     349     147      65      88     101      79
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 11.56 $ 11.29 $  9.90 $  7.65 $ 12.88 $ 12.87 $ 11.67 $ 11.18 $ 10.23 $  7.91
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             739     921   1,088   1,315   1,850   1,219   1,450   1,594   1,685   1,728
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           4,727   5,007   5,543   6,117   7,563   4,914   5,540   6,418   6,957   7,543
----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $201.73 $203.81 $178.67 $141.42 $255.59 $250.91 $230.23 $224.21 $199.56 $135.53
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             155     180     204     232     289     361     422     469     489     510
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             444     467     502     423     392     361     370     430     484     521
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 13.91 $ 13.48 $ 12.94 $ 12.80 $ 14.28 $ 14.07 $ 13.73 $ 13.65 $ 13.32 $ 13.09
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             662     752     800     782   1,284   1,359   1,399   1,172   1,191   1,232
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           9,083   9,069   8,565   6,813   8,678   7,950   8,015   8,979  10,672  12,695
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  8.94 $  9.52 $  8.65 $  6.63 $ 11.07 $ 10.84      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             191     199     237     263     156      35      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           5,085   5,553   6,031   5,304   3,797     665      --      --      --      --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                             --------------------------------------------------------------------------
                                              2011    2010    2009    2008    2007    2006   2005   2004   2003   2002
-----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 25.96 $ 25.98 $ 23.07 $ 18.62 $ 30.17 $29.20 $15.77 $25.07 $23.10 $18.36
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         590     647     761     812     979  1,200  1,369  1,508  1,538  1,539
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       4,883   5,014   4,766   4,288   4,204  3,534  3,726  4,345  4,750  5,020
-----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 14.15 $ 15.32 $ 13.50 $ 10.73 $ 18.25 $16.26 $15.11 $13.86 $12.74 $ 9.87
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         591     711     866   1,092   1,275  1,408  1,386  1,261  1,331    616
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       6,961   7,854   9,136   9,050   5,863  2,666  1,390  1,251  1,338    701
-----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $  9.75 $  9.90 $  9.03 $  7.03 $ 10.47 $10.42     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         520     506     654     619     694    200     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       7,899   7,472   8,263   8,326   6,851  1,076     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $  7.64 $  8.12 $  7.47 $  5.90 $  9.50     --     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         248     227     234     157     104     --     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      26,366  27,864  29,210  27,745  13,483     --     --     --     --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 12.38 $ 12.40 $ 11.49 $ 10.01 $ 11.80 $11.59 $10.49     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         184     161     130     138     180    116     33     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       2,259   2,245   1,717   1,577   1,416    425     11     --     --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 33.62 $ 35.38 $ 27.10 $ 19.46 $ 28.50 $26.49 $22.64 $22.05     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         300     297     280     243     223    148    129     30     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       3,903   4,112   3,958   3,270   2,211    519    111     63     --     --
-----------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 12.09 $ 11.76 $ 11.24 $ 11.19 $ 10.68 $ 9.92 $ 9.74     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         477     446     417     454     169     85      4     --     --     --
-----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       5,942   5,515   5,491   5,387   1,997    457      9     --     --     --
-----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.19 $17.60 $16.04 $10.86 $25.86 $18.50 $13.71 $10.48 $ 8.61 $ 5.61
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        908  1,057  1,240  1,328  1,520  1,689  1,667  1,556  1,439  1,441
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      7,944  8,828  9,622  8,369  5,992  2,602  1,632  1,515  1,462  1,464
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $20.15 $19.44 $18.94 $19.69 $19.30 $18.35 $18.07 $18.13 $18.07 $17.97
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        955  1,042  1,203  1,536  1,984  2,414  2,944  3,603  4,546  5,993
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,335  2,228  2,248  2,058    813    747    873  1,061  1,357  1,226
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.32 $12.62 $11.73 $ 8.81 $16.22 $14.30 $12.18 $10.56 $ 9.44 $ 7.23
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        327    360    418    371    338    355    366    328    238    100
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      6,294  6,351  6,484  4,686  3,598  2,904  2,599  2,863  2,832  2,786
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.75 $12.44 $12.01 $ 9.60 $19.79 $17.99 $14.79 $13.03 $11.20 $ 8.42
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                       1531  1,710  2,027  2,398  2,956  3,446  3,745  3,983  4,195  3,915
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      6,041  6,247  6,599  6,749  5,611  1,983  1,000  1,008  1,052    135
------------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.11 $18.30 $17.53 $13.67 $24.36 $22.46 $18.15 $16.63 $13.89 $11.02
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        556    605    665    781  1,017  1,158  1,158  1,121  1,114  1,121
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      5,124  5,532  5,490  5,347  4,881  3,580  3,145  3,356  3,673  4,227
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.21 $13.09 $11.83 $ 9.09 $15.32 $15.76 $13.30 $12.99 $11.90 $ 9.53
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        204    226    228    279    361    415    466    509    568    620
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,742  2,986  2,758  2,921  3,721  4,048  4,589  5,234  6,009  6,939
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.66 $ 9.18 $ 8.17 $ 6.56 $10.64 $10.41 $ 9.36 $ 8.87 $ 8.08 $ 6.73
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        190    221    246    276    327    412    507    599    642    706
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,279  2,525  2,683  2,845  3,557  4,130  4,965  5,788  6,613  7,231
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                             ------------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004    2003    2002
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.48 $ 7.42 $ 6.50 $ 4.85 $ 7.72 $ 6.88 $ 7.03 $  6.21 $  5.82 $  4.80
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,817  1,989  2,378  2,657  3,164  4,038  4,648   5,347   6,234   6,946
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      7,060  7,310  7,663  7,722  7,920  7,569  9,117  10,421  11,828  13,521
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.53 $15.32 $13.60 $10.24 $16.84 $14.80 $13.94 $ 12.99 $ 11.72 $  9.20
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        718    773    887    909  1,065  1,228  1,421   1,652   1,886   2,080
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,384  2,793  3,016  2,719  2,698  2,090  2,422   2,867   3,344   3,796
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.74 $ 5.84 $ 5.18 $ 4.42 $10.36 $11.19 $10.64      --      --      --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        217     81     80     64     68     63     20      --      --      --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      6,597  2,766  2,425  1,742  1,312    738    113      --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.36 $12.15 $10.95 $ 9.24 $16.56 $17.62 $14.75 $ 14.21 $ 12.72 $ 10.04
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                       3807  4,413  5,070  5,899  7,968  3,035  3,256   3,414   3,447   3,347
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      6,045  6,685  7,574  8,454  9,126  5,695  5,091   5,823   6,106   6,520
---------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.82 $12.01 $10.71 $ 8.66 $12.75 $11.70 $10.55      --      --      --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        121    115    110     81     35     30      5      --      --      --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,345  2,449  2,041  1,080    497    138     45      --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.84 $14.61 $12.91 $ 9.55 $16.25 $14.20 $11.48      --      --      --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        219    211    180    147    113     39     --      --      --      --
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,045  3,917  3,313  2,704  1,865    310      5      --      --      --
---------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.76 $11.20 $ 9.04 $ 6.74 $13.50 $12.70 $11.56 $ 11.04 $  9.67 $  6.84
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,101  1,260  1,483  1,671  2,075  2,486  2,857   3,046   3,156   2,863
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      6,910  7,480  7,799  7,091  6,060  4,317  4,297   4,997   5,343   5,392
---------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                             -------------------------------------------------------------------------
                                              2011    2010    2009    2008    2007   2006   2005   2004   2003   2002
----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 14.26 $ 16.00 $ 13.27 $  9.92 $16.67 $17.21 $15.54 $14.18 $12.22 $ 9.32
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                       1,378   1,611   1,891   2,080  2,791  3,415  3,954  4,357  4,738  5,068
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       6,440   7,106   8,258   3,049  3,624  3,215  3,279  3,574  3,783  4,067
----------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 27.61 $ 28.05 $ 28.48 $ 28.93 $28.78 $27.92 $27.14 $26.87 $27.08 $27.35
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         545     661     807   1,454  1,294  1,184  1,196  1,317  1,572  2,248
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       3,058   2,790   3,955   5,634  3,506  2,933  1,954  2,306  3,186  4,967
----------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $  5.23 $  5.16 $  4.85 $  3.79 $ 5.74 $ 4.83 $ 4.54 $ 4.38     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         438     466     577     607    124     62     58      3     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       4,755   5,560   6,055   5,847  1,806    155     14      6     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 15.20 $ 16.73 $ 12.84 $  8.31 $16.02 $13.29 $12.36     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         354     367     354     213    145     44     35     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       6,195   5,888   5,105   3,782  2,291    361     40     --     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $  8.33 $  8.86 $  8.04 $  6.53 $10.71 $10.70     --     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          88      96     125     170    194     47     --     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       3,064   3,351   3,613   3,890  3,519    623     --     --     --     --
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $  9.37 $ 10.42 $  9.18 $  6.73 $11.54 $11.09     --     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         227     173      95      59     58     17     --     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       4,627   3,598   3,094   2,347  1,565    227     --     --     --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 10.54 $ 10.73 $ 10.81 $ 10.17 $10.76 $ 9.81 $ 9.92     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                       1,017   1,201   1,362   1,103    493    337    248     --     --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      13,482  16,269  17,971  11,794  3,625  1,202    300     --     --     --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.43 $16.49 $15.77 $15.10 $16.41 $15.95 $15.60 $15.54 $15.21 $14.92
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        289    351    392    279    352    389    490    489    495    429
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,292  4,269  3,756  1,534  1,355    630    455    480    519    474
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.33 $16.22 $13.10 $10.55 $16.27 $16.83 $14.52 $14.15 $12.21 $ 8.50
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        337    370    435    461    571    681    710    783    789    660
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,203  4,357  4,503  2,777  2,196  1,231    854  1,001  1,152    974
------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.84 $15.37 $13.41 $ 9.55 $16.79 $15.90 $16.83 $16.44     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        358    396    405    410    471     27     41      9     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,317  4,145  3,402  2,310  2,146     71     15     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.73 $ 8.57 $ 8.06 $ 6.29 $10.80 $10.75     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         89     86    100     87    124     39     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      3,361  3,481  3,207  3,287  2,998    531     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.02 $ 5.25 $ 4.71 $ 3.62 $ 6.12 $ 6.15 $ 5.47 $ 5.10     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        129    112    103    116    141    158    107     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,787  2,555  2,496  2,130  1,796    424    102      6     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.80 $10.15 $ 8.95 $ 7.08 $11.41 $11.88 $10.41     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        118    105     98    107    123    142     85     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,262  2,134  2,153  2,035  1,990    900    131     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.13 $10.94 $ 9.47 $ 6.86 $ 9.62 $ 8.78 $ 8.42 $ 8.23 $ 7,80 $ 5.74
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        528    448    430    348    402    432    488    647    514    419
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      7,512  5,391  3,886  1,482  1,089    319    349    400    500    378
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ----------------------------------------------------------------------
                                              2011    2010   2009   2008   2007   2006   2005   2004   2003   2002
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 47.51 $51.49 $44.47 $32.90 $62.68 $57.17 $55.24 $51.85 $46.99 $34.70
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         105    125     92     39     49     62     76     88     99    102
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         897  1,021    764    210    180    171    172    181    211    241
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 13.96 $13.40 $12.81 $12.02 $11.91 $11.39 $11.14 $11.13 $10.88 $10.65
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                       1,005    968    916    966  1,145  1,341  1,555  1,721  1,778  1,483
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      10,892  9,742  7,487  3,422  2,253  1,474  1,199  1,470  1,625  1,594
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 10.49 $12.99 $12.33 $ 9.64 $18.56 $16.77 $13.59 $11.96 $10.30 $ 7.79
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         262    301    365    417    488    569    462    473    456    346
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       3,843  4,046  4,312  3,649  2,753  1,168    480    411    323    108
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------
   Unit value                                $  9.81 $10.76 $ 9.80 $ 7.51 $12.62 $12.21 $10.92 $10.39 $ 9.62 $ 7.63
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         156    166    191    192    251    302    332    382    403    338
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       1,147  1,066  1,086    981    750    346    269    397    296    201
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 11.19 $12.03 $10.80 $ 8.93 $14.50 $14.21 $12.10 $11.47 $10.18 $ 7.89
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         291    349    391    462    510    606    636    613    560    565
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       2,752  3,050  3,315  3,416  2,431  1,285    919    809    635    503
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 10.47 $11.54 $ 9.24 $ 6.62 $11.92 $10.82 $10.03 $ 9.40 $ 8.54 $ 6.19
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         349    414    445    535    685    807    975  1,099  1,103    768
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       2,328  2,479  2,357  1,770  1,398    884    663    773    720    427
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 12.77 $14.96 $12.17 $ 8.56 $13.58 $13.78 $12.20 $11.54 $10.18 $ 7.35
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         314    346    395    451    510    656    774    995    827    678
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       2,853  2,739  2,667  1,982  1,394    838    550    720    545    364
-------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $27.96 $27.03 $25.75 $23.85 $31.67 $31.19 $28.82 $28.41 $26.55 $22.00
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        445    464    465    536    755    896  1,045  1,146  1,144  1,013
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,141  2,079  1,890  1,874  2,103  1,654  1,626  1,924  2,218  1,906
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 6.95 $ 8.37 $ 6.66 $ 5.03 $ 8.83 $ 8.65 $ 7.97 $ 7.53     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        161    192    253    240    362    218    117     30     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,096  4,459  4,460  3,484  2,924    627    195     11     --     --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.33 $15.99 $13.05 $10.48 $17.14 $19.31 $16.89 $16.39 $14.22 $10.51
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        208    246    285    326    512    683    796    837    707    482
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,624  1,878  1,909  1,879  2,209  2,465  2,629  3,013  3,182  3,460
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.78 $11.50 $ 9.92 $ 6.36 $12.21 $10.49 $ 9.93 $ 9.07 $ 8.77 $ 5.65
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        873    979  1,106  1,152  1,391  1,590  1,869  2,185    284    150
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      5,006  5,183  5,240  4,243  3,629  2,459  2,792  3,478    278    386
------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.60%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


--------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                             -----------------------------------------------------------------------
                                              2011   2010   2009   2008   2007    2006    2005   2004   2003   2002
--------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.36 $11.38 $10.23 $ 8.17 $ 13.65 $ 13.07 $11.26 $10.59     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        142    130    148    121     152     189     92     24     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,791  2,270  2,633  2,922   3,517   3,308  1,298    726     --     --
--------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.30 $11.27 $10.67 $ 9.88 $ 11.28 $ 10.84 $10.35 $10.27     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        480    481    432    440     256     190    168     63     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,084  3,607  3,583  3,454   1,731   1,508  1,073    686     --     --
--------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.96 $11.21 $10.45 $ 9.28 $ 11.71 $ 11.28 $10.54 $10.37     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        791    875    795    681     594     462    397    279     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,628  3,058  2,907  2,852   1,825   1,741  1,299    787     --     --
--------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $43.87 $45.68 $42.24 $36.68 $ 49.36 $ 47.21 $43.48 $42.17 $39.41 $33.62
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        709    761    868    963   1,073   1,195  1,301  1,400  1,489  1,564
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,775  2,933  3,090  2,966   3,439   3,955  4,167  3,907  2,733    598
--------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.86 $11.62 $10.58 $ 8.82 $ 13.14 $ 12.55 $11.14 $10.61     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                      1,076  1,222  1,415  1,558   1,599   1,043    408    180     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      6,637  7,603  8,360  8,765  10,293  11,247  7,926  3,664     --     --
--------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $18.97 $19.41 $14.80 $11.09 $ 20.36 $ 17.73 $16.53 $15.07 $13.43 $ 9.69
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        320    392    496    604     718     908  1,100  1,230  1,362  1,384
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,239  1,416  1,585  1,882   2,356   3,069  3,839  4,346  4,534  3,377
--------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.74 $ 9.83 $ 8.04 $ 6.37 $  9.72 $ 10.81     --     --     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         31     20     22     73      29       7     --     --     --     --
--------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        129    137    145    250      73      51     --     --     --     --
--------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                        2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 19.81 $ 20.77 $ 18.80 $ 14.66 $ 23.49 $ 23.60 $ 19.83 $ 19.58 $ 17.99 $ 13.94
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             417     479     546     627     774     917   1,046   1,213   1,296   1,419
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,771   1,898   2,050   2,175   2,711   3,644   4,227   4,909   4,335   2,235
----------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  5.53 $  5.64 $  4.95 $  4.51 $  6.78 $  6.64 $  5.82 $  5.57      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             154     179     244     319     306     421     387      56      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             580     519     481     613     684     907   1,277     370      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  7.42 $  7.52 $  6.80 $  5.28 $  9.79 $  8.87 $  8.57 $  8.01 $  7.86 $  6.24
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)               4       5       8       9       8      10      10      11      25      38
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             160     169     187     206     250     367     468     498     478     128
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 11.49 $ 11.22 $  9.85 $  7.61 $ 12.83 $ 12.82 $ 11.63 $ 11.14 $ 10.21 $  7.89
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             341     418     524     659     910     654     775     867     896     961
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           8,697   9,874  11,353  13,273  16,294   9,568  11,228  12,694  12,682   9,408
----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $198.08 $200.24 $175.62 $139.08 $251.49 $247.00 $226.77 $220.94 $196.75 $133.70
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)              78      92     108     127     159     200     244     275     301     314
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             201     228     270     308     377     490     586     683     689     581
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 13.81 $ 13.39 $ 12.87 $ 12.73 $ 14.21 $ 14.01 $ 13.68 $ 13.60 $ 13.28 $ 13.05
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             422     475     600     577     869     924     943     748     804     702
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           5,365   6,087   6,863   7,829  10,140  12,428  14,021  15,208  16,175  13,419
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  8.91 $  9.50 $  8.64 $  6.62 $ 11.06 $ 10.84      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)              36      46      63      75      99      33      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             739     787     803     780     634     332      --      --      --      --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                             -------------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $25.73 $25.76 $22.89 $18.48 $29.96 $ 29.01 $ 25.62 $ 24.94 $ 22.99 $18.28
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        288    320    408    453    582     723     864     968   1,030  1,042
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      3,578  4,010  4,502  5,011  6,391   8,474  10,127  11,584  11,512  7,152
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.08 $15.25 $13.44 $10.69 $18.20 $ 16.22 $ 15.07 $ 13.84 $ 12.72 $ 9.86
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        229    323    438    569    676     745     712     676     685    427
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      3,745  4,248  4,931  5,954  7,491  10,192  11,276  11,463  10,296  2,423
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.73 $ 9.88 $ 9.02 $ 7.02 $10.46 $ 10.42      --      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        217    253    309    388    447     120      --      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,039  1,118  1,591  1,489  2,051     730      --      --      --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.62 $ 8.10 $ 7.46 $ 5.90 $ 9.50      --      --      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        110    129    124    122     61      --      --      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,015  1,012  1,076  1,164  1,153      --      --      --      --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.33 $12.37 $11.47 $ 9.99 $11.78 $ 11.58 $ 10.49      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         70     75     83     67     64      44      19      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        274    216    175    171    230     268     107      --      --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $33.22 $34.98 $26.80 $19.26 $28.22 $ 26.24 $ 22.44 $ 21.86      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        125    155    148    150    151     102      89      21      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        354    380    352    302    300     291     339      74      --     --
----------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.05 $11.73 $11.21 $11.17 $10.66 $  9.92 $  9.74      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        267    220    231    316    113      61       4      --      --     --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,228  1,209  1,156  1,062    777     471      36      --      --     --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



---------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                             ------------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005    2004    2003    2002
---------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.08 $17.48 $15.94 $10.79 $25.72 $18.41 $ 13.65 $ 10.45 $  8.58 $ 5.59
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        391    504    641    687    810    929     929     860     837    857
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,613  1,972  2,334  2,396  3,354  4,518   5,043   4,587   4,232  2,823
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $19.94 $19.24 $18.76 $19.51 $19.14 $18.20 $ 17.94 $ 18.01 $ 17.95 $17.86
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        534    650    842  1,090  1,229  1,493   1,833   2,200   2,818  3,868
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,072  1,196  1,385  1,664  1,956  2,358   2,881   3,326   3,448  2,501
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.25 $12.54 $11.67 $ 8.76 $16.15 $14.24 $ 12.14 $ 10.53 $  9.42 $ 7.22
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         89    139    235    228    212    235     191     193     146     59
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,045  4,538  5,230  5,817  7,394  9,957  11,032  11,933  10,611  5,973
---------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.66 $12.34 $11.92 $ 9.53 $19.66 $17.88 $ 14.71 $ 12.97 $ 11.15 $ 8.38
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        671    802    981  1,144  1,393  1,534   1,664   1,745   1,928  1,910
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,719  1,918  2,139  2,496  3,456  4,168   4,498   4,337   4,026    604
---------------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.00 $18.18 $17.42 $13.59 $24.23 $22.35 $ 18.07 $ 16.57 $ 13.84 $10.98
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        169    219    260    313    437    514     514     468     487    498
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,688  1,956  2,216  2,472  3,272  4,311   4,992   5,077   5,316  3,555
---------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.12 $13.00 $11.76 $ 9.03 $15.24 $15.68 $ 13.24 $ 12.94 $ 11.86 $ 9.51
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        124    153    154    184    229    281     306     338     377    359
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,722  1,965  2,244  2,578  3,182  4,115   4,803   5,325   5,701  4,777
---------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.60 $ 9.13 $ 8.12 $ 6.53 $10.60 $10.37 $  9.33 $  8.84 $  8.07 $ 6.72
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         92    120    143    183    230    298     328     421     474    474
---------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,552  2,981  3,499  4,012  5,022  6,684   7,849   8,941   9,707  8,237
---------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDING DECEMBER 31,
                                       ----------------------------------------------------------------------------
                                        2011   2010   2009   2008    2007    2006    2005    2004    2003    2002
-------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 7.43 $ 7.37 $ 6.46 $  4.82 $  7.69 $  6.86 $  7.01 $  6.19 $  5.81 $  4.79
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)            881  1,064  1,275   1,522   1,913   2,322   2,818   3,283   3,962   4,522
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)          4,842  5,531  6,521   7,705   9,407  11,991  14,352  15,822  17,115  16,550
-------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                          $14.42 $15.21 $13.51 $ 10.18 $ 16.75 $ 14.72 $ 13.88 $ 12.94 $ 11.68 $  9.18
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)            388    384    453     537     676     791     957   1,142   1,345   1,556
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)          2,184  1,649  1,897   2,095   2,691   3,075   3,566   4,258   4,710   4,661
-------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 5.72 $ 5.83 $ 5.17 $  4.41 $ 10.35 $ 11.18 $ 10.63      --      --      --
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)            145     60     77      52      73      63       6      --      --      --
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            636    306    341     306     503     784     195      --      --      --
-------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------
   Unit value                          $11.28 $12.07 $10.89 $  9.19 $ 16.48 $ 17.54 $ 14.69 $ 14.16 $ 12.68 $ 10.01
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)          1,625  1,925  2,371   2,907   3,862   1,465   1,617   1,814   1,839   1,712
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)          7,113  8,017  9,238  10,639  13,726  13,777  15,585  17,155  15,959   8,615
-------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------
   Unit value                          $10.78 $11.98 $10.68 $  8.65 $ 12.73 $ 11.69 $ 10.54      --      --      --
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)             42     84     55      48      29      22      21      --      --      --
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            316    269    241     207     161     166     132      --      --      --
-------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------
   Unit value                          $12.80 $14.57 $12.88 $  9.54 $ 16.23 $ 14.19 $ 11.48      --      --      --
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)            112    111    112     110      94      24       3      --      --      --
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)            603    648    458     378     409     273      98      --      --      --
-------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------
   Unit value                          $10.70 $11.14 $ 9.00 $  6.71 $ 13.45 $ 12.66 $ 11.53 $ 11.02 $  9.65 $  6.83
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)            427    527    670     823   1,036   1,207   1,413   1,558   1,665   1,471
-------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)          3,332  3,823  4,410   5,117   6,276   8,561  10,309  11,422  10,509   4,322
-------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.16 $15.88 $13.18 $ 9.86 $16.58 $17.13 $15.47 $14.13 $12.18 $ 9.29
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        489    617    776    873  1,135  1,391  1,673  1,805  2,005  2,145
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,583  2,940  3,462  3,335  4,320  6,178  7,278  7,736  7,229  3,714
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
   Unit value                                $27.19 $27.63 $28.08 $28.54 $28.40 $27.57 $26.81 $26.55 $26.78 $27.06
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        637    647    889  1,382  1,201  1,177  1,247  1,478  1,911  2,863
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,664  1,996  2,814  4,635  3,889  3,996  4,058  4,693  6,370  9,288
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.19 $ 5.13 $ 4.82 $ 3.77 $ 5.72 $ 4.81 $ 4.53 $ 4.36     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        112    131    196    224     79     29     44      3     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        880  1,000  1,089  1,065    656    206    172     19     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.15 $16.68 $12.81 $ 8.29 $16.00 $13.28 $12.35     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        157    182    196    127     73     30     33     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        562    616    511    412    507    322    172     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.31 $ 8.84 $ 8.03 $ 6.52 $10.70 $10.70     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         41     47     76     89    121     23     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        286    357    450    499    748    372     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.35 $10.39 $ 9.17 $ 6.72 $11.53 $11.09     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         90     67     65     44     68     12     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        554    462    301    230    230     61     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.51 $10.70 $10.78 $10.15 $10.75 $ 9.80 $ 9.92     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        447    608    883    742    316    206    120     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      3,170  3,449  3,688  2,800  1,098  1,411    848     --     --     --
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $16.28 $16.35 $15.64 $14.98 $16.29 $15.84 $15.50 $15.45 $15.13 $14.85
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        162    206    276    196    219    243    296    279    282    347
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,226  1,310  1,604  1,459  1,861  2,329  2,753  2,951  3,122  1,064
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.23 $16.12 $13.02 $10.49 $16.18 $16.75 $14.46 $14.10 $12.18 $ 8.48
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        118    152    195    227    281    323    325    378    358    240
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,200  1,345  1,522  1,675  2,100  2,912  3,372  3.996  4,084  1,913
------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.66 $15.20 $13.27 $ 9.45 $16.62 $15.76 $16.68 $16.30     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        238    279    265    268    293     12     13      2     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,076  1,157  1,232  1,328  1,641    104    146     19     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.71 $ 8.55 $ 8.04 $ 6.29 $10.80 $10.75     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         40     31     48     65    109     28     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        394    377    355    411    572    298     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 4.99 $ 5.21 $ 4.69 $ 3.60 $ 6.10 $ 6.12 $ 5.45 $ 5.08     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         59     47     25     48     65     69     33      4     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        207    105    166    145    300    397    286     69     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.76 $10.12 $ 8.93 $ 7.07 $11.39 $11.87 $10.41     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         46     86     84    107    116    129     40     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        335    314    427    491    424    647    410     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.07 $10.87 $ 9.42 $ 6.82 $ 9.58 $ 8.74 $ 8.39 $ 8.20 $ 7.79 $ 5.73
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        255    166    179    147    174    157    190    242    184    143
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,319  1,289  1,281  1,192  1,455  1,731  2,184  2,500  2,016    424
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $46.89 $50.84 $43.93 $32.52 $61.99 $56.56 $54.68 $51.36 $46.56 $34.41
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         64     80     66     32     39     53     62     74     79     66
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        593    669    370    186    233    292    331    388    429    338
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.88 $13.34 $12.76 $11.97 $11.87 $11.36 $11.12 $11.11 $10.87 $10.64
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        485    493    555    707    822    915  1,033  1,124  1,240  1,234
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      3,671  4,073  4,407  4,240  5,230  6,686  7,527  8,293  8,217  3,282
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.43 $12.93 $12.28 $ 9.61 $18.51 $16.73 $13.57 $11.94 $10.29 $ 7.79
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        147    185    249    279    343    377    423    460    371    286
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,097  1,251  1,474  1,547  1,972  2,676  2,300  2,160  1,684    553
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.76 $10.71 $ 9.76 $ 7.48 $12.58 $12.18 $10.89 $10.37 $ 9.61 $ 7.62
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         42     53     84     96    154    175    208    255    249    213
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        806    856    922  1,012  1,291  1,745  1,956  2,038  1,850    635
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.13 $11.98 $10.76 $ 8.90 $14.46 $14.18 $12.07 $11.46 $10.17 $ 7.89
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         96    123    167    229    309    326    300    304    297    292
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,647  1,891  2,160  2,480  3,218  4,325  4,766  4,712  3,848  1,272
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.42 $11.49 $ 9.20 $ 6.60 $11.88 $10.79 $10.01 $ 9.38 $ 8.53 $ 6.18
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        128    154    183    242    327    402    460    503    538    344
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,749  1,969  2,263  2,611  3,156  4,520  5,281  6,078  5,628  1,488
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.70 $14.89 $12.12 $ 8.53 $13.54 $13.75 $12.18 $11.53 $10.17 $ 7.35
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        126    146    194    235    288    386    425    575    467    381
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,503  1,605  1,844  2,077  2,710  3,885  4,432  5,059  3,927  1,262
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $27.61 $26.70 $25.45 $23.59 $31.34 $30.88 $28.55 $28.15 $26.32 $21.83
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        197    236    259    300    409    475    558    647    634    511
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,548  1,666  1,854  2,063  2,743  3,798  4,585  5,526  5,467  2,248
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 6.91 $ 8.32 $ 6.63 $ 5.01 $ 8.79 $ 8.61 $ 7.94 $ 7.51     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         75     98    131    136    193    125     61     11     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        332    379    322    350    436    605    410     22     --     --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.23 $15.89 $12.97 $10.43 $17.05 $19.22 $16.83 $16.33 $14.17 $10.49
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         88    105    138    174    272    395    502    499    370    275
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,988  2,303  2,646  3,075  3,968  5,693  6,888  7,850  7,354  5,021
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.72 $11.45 $ 9.88 $ 6.34 $12.17 $10.46 $ 9.91 $ 9.05 $ 8.76 $ 5.65
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                        334    409    476    553    701    889  1,089  1,346    281     96
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,668  1,814  2,062  2,147  2,564  3,343  4,090  4,725  1,117    205
------------------------------------------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011.


------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------------
                                              2011    2010    2009    2008    2007    2006    2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 11.38 $ 12.51 $ 11.26 $  9.00 $ 15.05 $ 14.43 $12.45 $11.72 $10.66     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          --      --       1       4       7       8     10     13     --     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       6,354   7,808   8,367   8,484   6,377   3,084  1,519    656     32     --
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 11.73 $ 11.71 $ 11.11 $ 10.29 $ 11.76 $ 11.31 $10.82 $10.74 $10.30     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          10      12       7       2       5       5      6      5     --     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       7,073   6,707   7,276   5,824   2,454   1,800  1,000    281      1     --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 11.56 $ 11.85 $ 11.05 $  9.82 $ 12.40 $ 11.96 $11.19 $11.02 $10.41     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                           7       7       7       8      12      13            --     --     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       4,888   4,498   4,925   4,505   2,753   3,022  2,176    414     84     --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 42.73 $ 44.54 $ 41.22 $ 35.84 $ 48.27 $ 46.21 $42.61 $41.36 $38.70 $33.05
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                           3       4       4       4       6      32     33      8      9     13
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                       3,918   4,434   4,527   4,019   3,098   2,325  1,725    893    383     86
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 11.90 $ 12.74 $ 11.62 $  9.69 $ 14.45 $ 13.82 $12.28 $11.71 $10.66     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                           2      --      --       1       7      --      4     --     --     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      22,803  24,916  27,631  27,177  23,506  14,705  6,917  2,788     46     --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 18.69 $ 19.14 $ 14.61 $ 10.96 $ 20.14 $ 17.56 $16.39 $14.95 $13.34 $ 9.63
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                           6       7       7       8      13      18     18     20     25     28
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         418     455     346     421     443     462    372    312    478    121
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
   Unit value                                $  8.70 $  9.79 $  8.01 $  6.36 $  9.71 $ 10.81     --     --     --     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          --      --      --       2      --      --     --     --     --     --
------------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                         379     382     380     377     421      38     --     --     --     --
------------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                        2011    2010    2009    2008    2007    2006    2005    2004    2003    2002
----------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 19.51 $ 20.49 $ 18.56 $ 14.49 $ 23.24 $ 23.37 $ 19.66 $ 19.43 $ 17.87 $ 13.86
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)               8      12      13      13      10      14      19      21      25      32
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             960     954     880     834     842     856     849     802     502     184
----------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  5.46 $  5.57 $  4.90 $  4.47 $  6.71 $  6.59 $  5.78 $  5.54      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)               1      --      --       2      --       1      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             634     806     611     730     571     504     326      15      --      --
----------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  7.33 $  7.44 $  6.72 $  5.23 $  9.71 $  8.81 $  8.51 $  7.96 $  7.82 $  6.22
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)              --      --      --      --      --       2       2       1       1      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)             122     129     265     286     373     353     314     204     249      42
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 11.34 $ 11.09 $  9.74 $  7.54 $ 12.71 $ 12.72 $ 11.55 $ 11.08 $ 10.16 $  7.86
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)               1       1       1       1       1      --      --       1      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,901   2,012   2,196   2,528   3,063   1,393   1,585   1,200     776     200
----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $191.00 $193.27 $169.68 $134.51 $243.48 $239.38 $219.99 $214.55 $191.26 $130.09
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)               1       1       1       1       2       3       3       3       4       6
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)              45      55      60      63      65      73      73      64      29       9
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $ 13.62 $ 13.22 $ 12.71 $ 12.59 $ 14.07 $ 13.88 $ 13.57 $ 13.50 $ 13.20 $ 12.99
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)               5       5       5       4      13       8      12       8       7       9
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,355   1,424   1,504   1,216   1,473   1,477   1,527   1,343   1,175     441
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
   Unit value                          $  8.87 $  9.46 $  8.61 $  6.60 $ 11.05   10.84      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of
     units outstanding (000's)               3       3       4       5      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of
     units outstanding (000's)           1,593   1,664   1,601   1,517   1,189     216      --      --      --      --
----------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $25.27 $25.32 $22.52 $18.20 $29.54 $28.64 $25.31 $24.66 $22.76 $18.11
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          4      4      4      4      5      9     12     13     16     10
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,194  1,278  1,432  1,308  1,547     64  1,604  1,386  1,074    399
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.93 $15.10 $13.33 $10.61 $18.08 $16.13 $15.01 $13.79 $12.69 $ 9.85
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          3      3      3      3      5     11      8     11     16      8
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,904  2,210  2,904  3,228  3,346  2,714  2,354  1,938  1,510    386
------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.68 $ 9.83 $ 8.99 $ 7.01 $10.45 $10.42     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          3      3      3     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,654  1,643  1,908  1,649  1,574    368     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.58 $ 8.07 $ 7.44 $ 5.89 $ 9.49     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      4,136  4,481  4,971  5,195  2,805     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.25 $12.30 $11.41 $ 9.95 $11.75 $11.56 $10.48     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          3      3      3      2      3      3     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        561    286    248    305    337    193     77     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $32.44 $34.20 $26.23 $18.86 $27.67 $25.76 $22.05 $21.50     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1      1     --      1      1     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        624    678    666    610    618    233     79      9     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.97 $11.67 $11.16 $11.14 $10.64 $ 9.90 $ 9.74     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --      1      3      1      1      1     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,389  1,235  1,037  1,063    476    185      8     --     --     --
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.86 $17.25 $15.74 $10.67 $25.45 $18.23 $13.53 $10.37 $ 8.53 $ 5.56
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          2      2      3      1      1      1      1     --      6      6
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,149  1,440  1,600  1,528  1,726   1239    755    609    457     69
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $19.52 $18.86 $18.41 $19.16 $18.82 $17.92 $17.67 $17.76 $17.72 $17.65
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         16     20     21     22     26     29     39     67     84    146
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        457    948    875    948    404    376    481    416    458    259
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.12 $12.39 $11.54 $ 8.68 $16.01 $14.13 $12.06 $10.47 $ 9.38 $ 7.19
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,069  2,230  2,278  2,341  2,289  3,208  2,337  1,926  1,026    282
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.48 $12.15 $11.74 $ 9.40 $19.41 $17.67 $14.55 $12.84 $11.05 $ 8.32
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          7      6      6      6      7      9     10     13     20     20
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,332  1,511  1,714  1,924  2,236  1,508  1,037    649    530    142
------------------------------------------------------------------------------------------------------------------
 EQ/ INTERNATIONAL VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.77 $17.93 $17.19 $13.43 $23.97 $22.13 $17.91 $16.44 $13.75 $10.92
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1      1      1      3      3      3      6      4
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        843    914    984  1,000  1,136   1052    782    522    441    161
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.94 $12.82 $11.61 $ 8.93 $15.08 $15.53 $13.12 $12.84 $11.78 $ 9.45
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         13     13     13     13      2      2     11     11     16     13
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        247    256    275    280    288    351    347    370    307    128
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.49 $ 9.02 $ 8.03 $ 6.46 $10.50 $10.28 $ 9.26 $ 8.79 $ 8.03 $ 6.69
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        284    330    367    389    458    510    603    610    598    229
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                             --------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003  2002
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.33 $ 7.29 $ 6.39 $ 4.78 $ 7.62 $ 6.80 $ 6.96 $ 6.16 $ 5.78 $4.77
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         14     14     14     15      9     14     17     17     24    22
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        864    906  1,047  1,004  1,050  1,042  1,055    981    856   341
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                                $14.21 $15.00 $13.34 $10.06 $16.57 $14.58 $13.76 $12.84 $11.60 $9.12
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1      1      1      1      1      2      5     7
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,072    204    249    298    492    192    184    149     93    38
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.68 $ 5.80 $ 5.15 $ 4.39 $10.32 $11.17 $10.63     --     --    --
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          5      5      5      4      3      4     --     --     --    --
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,412    832    868    847    809    532    144     --     --    --
-----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------
   Unit value                                $11.12 $11.91 $10.76 $ 9.09 $16.31 $17.38 $14.57 $14.06 $12.60 $9.96
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         39     46     53     55     62     21     35     49     54    60
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,875  2,059  2,313  2,668  3,123  2,507  2,363  2,169  1,481   530
-----------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------------
   Unit value                                $10.71 $11.91 $10.63 $ 8.62 $12.70 $11.67 $10.54     --     --    --
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1     --     --     --      1     --     --    --
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        517    473    455    425    442    196     84     --     --    --
-----------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------
   Unit value                                $12.71 $14.48 $12.82 $ 9.50 $16.18 $14.17 $11.47     --     --    --
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --      1     --     --     --     --     --    --
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,217  1,214    777    796    665    269     56     --     --    --
-----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------
   Unit value                                $10.57 $11.02 $ 8.92 $ 6.66 $13.35 $12.57 $11.47 $10.97 $ 9.62 $6.81
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          4     12     12     12     26     31     35     38     41    39
-----------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,481  1,672  1,781  1,863  2,166  1,890  1,556  1,391    883   285
-----------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.95 $15.67 $13.01 $ 9.74 $16.40 $16.96 $15.34 $14.02 $12.10 $ 9.24
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          7      7      7      6      8     16     19     26     31     36
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,617  1,830  2,158    902  1,069  1,156  1,107  1,007    636    237
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
   Unit value                                $26.36 $26.82 $27.28 $27.75 $27.65 $26.86 $26.15 $25.92 $26.17 $26.47
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         44     70     73     79     21     22      8     15     37     57
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        623    729  1,227  1,943  1,051  1,102    845    349    434    630
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 5.13 $ 5.07 $ 4.77 $ 3.74 $ 5.66 $ 4.77 $ 4.49 $ 4.34            --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --      2     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        816    964  1,099  1,560    657     83     72     22     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.05 $16.59 $12.75 $ 8.26 $15.95 $13.26 $12.34     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          2      1      1     --      2     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        927    889    885    695    782    297    179     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 8.27 $ 8.80 $ 8.00 $ 6.50 $10.69 $10.70     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,002  1,238  1,402  1,644  1,727    258     --     --     --     --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.30 $10.35 $ 9.14 $ 6.71 $11.51  11.08     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,207  1,073    860    786    674     83     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.44 $10.64 $10.73 $10.11 $10.72 $ 9.78 $ 9.91     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         16     16     11      6     13      3     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      5,586  3,294  3,673  2,525  1,235    730    286     --     --     --
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.98 $16.06 $15.38 $14.75 $16.06 $15.63 $15.31 $15.27 $14.97 $14.71
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          5      5      6      5     10     11     14     17     14     17
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        816    941  1,133    502    626    590    573    555    512    198
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
   Unit value                                $15.01 $15.91 $12.86 $10.37 $16.02 $16.60 $14.35 $14.00 $12.10 $ 8.44
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          2      2      2      2      1      3      5     11     10      8
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        734    850  1,024    720    713    744    596    575    449    122
------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.32 $14.85 $12.98 $ 9.26 $16.30 $15.46 $16.39 $16.03     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1      1      1     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        571    606    610    421    401     47     41      6     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 7.67 $ 8.51 $ 8.02 $ 6.27 $10.78  10.75     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        657    694    735    848    853    178     --     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 4.92 $ 5.15 $ 4.63 $ 3.56 $ 6.04 $ 6.07 $ 5.41 $ 5.05     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        186    161    166    153     89    104     69     --     --     --
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.70 $10.07 $ 8.89 $ 7.04 $11.36 $11.85 $10.40     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        581    587    490    545    539    602    296     --     --     --
------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.94 $10.74 $ 9.31 $ 6.75 $ 9.49 $ 8.67 $ 8.33 $ 8.15 $ 7.75 $ 5.70
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --      1      2      4
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      1,264    957    537    353    249    215    280    377    218     32
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $45.67 $49.57 $42.88 $31.77 $60.62 $55.37 $53.59 $50.38 $45.72 $33.82
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1     --     --      2      2      2      2      2
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        206    250    144     53     56     47     25     28     10      4
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $13.74 $13.21 $12.66 $11.89 $11.80 $11.30 $11.08 $11.07 $10.84 $10.63
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          2      2      4      2      2      6      8     11     19     23
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                      2,442  3,414  3,238  3,511  1,494  2,030  1,611  1,424  1,202    628
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.33 $12.81 $12.18 $ 9.54 $18.39 $16.64 $13.51 $11.90 $10.27 $ 7.78
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --      1      1      1      1      1      1     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        719    842    967    951  1,047  1,030    783    806    360    135
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 9.67 $10.61 $ 9.68 $ 7.43 $12.50 $12.11 $10.85 $10.34 $ 9.59 $ 7.61
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --      1      1      1      1      1      1      3      3      3
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        380    416    452    447    473    453    353    272    238    104
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $11.02 $11.87 $10.67 $ 8.83 $14.37 $14.10 $12.02 $11.42 $10.15 $ 7.88
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     41     41     44     45     45     36
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        773    753    860    921  1,210  1,363  1,238  1,242    726    316
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.31 $11.39 $ 9.13 $ 6.55 $11.81 $10.74 $ 9.96 $ 9.35 $ 8.52 $ 6.18
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          2      2      3      3      3      3      4      6      8      8
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        736    783    810    813    934  1,035  1,075  1,055    731    292
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $12.57 $14.76 $12.02 $ 8.47 $13.46 $13.68 $12.13 $11.49 $10.15 $ 7.34
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          4      4      5      5     27     27     27     29     30     23
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        726    760    803    727    805  1,010    876  1,011    560    206
------------------------------------------------------------------------------------------------------------------

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2011. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDING DECEMBER 31,
                                             ---------------------------------------------------------------------
                                              2011   2010   2009   2008   2007   2006   2005   2004   2003   2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
   Unit value                                $26.92 $26.06 $24.86 $23.07 $30.68 $30.26 $28.00 $27.64 $25.87 $21.48
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1      2     10     11     13     14     20     21
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        628    641    663    523    526    758    755    771    557    125
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
   Unit value                                $ 6.81 $ 8.22 $ 6.55 $ 4.95 $ 8.71 $ 8.54 $ 7.89 $ 7.46     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                         --     --     --     --     --     --     --     --     --     --
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        584    746    786    687    788    475    242     59     --     --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
   Unit value                                $14.03 $15.68 $12.81 $10.31 $16.88 $19.05 $16.69 $16.22 $14.09 $10.43
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          2      2      2      2      5      6      5      5      7      8
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        494    612    586    666    748  1,201    991    884    641    270
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
   Unit value                                $10.61 $11.34 $ 9.80 $ 6.29 $12.10 $10.41 $ 9.87 $ 9.02 $ 8.74 $ 5.64
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 45 number of units
     outstanding (000's)                          1      1      1      1     15     15     15     15     14     10
------------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
     outstanding (000's)                        579    705    766    462    597    350    311    306     98     14
------------------------------------------------------------------------------------------------------------------

(21)HYPOTHETICAL ILLUSTRATIONS


ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "5% Roll-Up to age 80" guaranteed minimum death benefit, the Protection Plus/SM /benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R), Accumulator(R) Plus/SM/, Accumulator(R) Elite and Accumulator(R) Select/SM/ contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution, takes no withdrawals, and has a current account value of $105,000 in contract year 3. For Accumulator(R) Plus/SM/ we assume a current account value of $110,000 in contract year 3. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.60)% and 3.40% for the Accumulator(R) contracts; (2.65)% and 3.35% for Accumulator(R) Plus/SM/ contracts; (2.85)% and 3.15% for Accumulator(R) Elite/SM/ contracts; and (2.95)% and 3.05% for Accumulator(R) Select/SM/ contracts, respectively at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the 5% Roll up to age 80 Guaranteed minimum death benefit, Protection Plus/SM /benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect all contract charges. The values shown under "Lifetime Annual Guaranteed Minimum Income Benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime Annual Guaranteed Minimum Income Benefit" columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.24% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$105,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
   5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------
                                               5% ROLL-UP                               LIFETIME ANNUAL
     CONTRACT                                TO AGE 80 GUARANTEED  TOTAL DEATH BENEFIT  GUARANTEED MINIMUM
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS INCOME BENEFIT
----------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%         6%         0%         6%        0%        6%
----------------------------------------------------------------------------------------------------------
62       2    105,000 105,000 99,000  99,000 110,250    110,250    114,350    114,350      N/A       N/A

63       3    101,718 108,006 96,718 103,006 115,763    115,763    122,068    122,068      N/A       N/A

64       4     98,511 111,090 94,511 107,090 121,551    121,551    130,171    130,171      N/A       N/A

65       5     95,375 114,254 92,375 111,254 127,628    127,628    138,679    138,679      N/A       N/A

66       6     92,307 117,501 90,307 115,501 134,010    134,010    147,613    147,613      N/A       N/A

67       7     89,305 120,830 88,305 119,830 140,710    140,710    156,994    156,994      N/A       N/A

68       8     86,366 124,246 86,366 124,246 147,746    147,746    166,844    166,844      N/A       N/A

69       9     83,487 127,748 83,487 127,748 155,133    155,133    177,186    177,186      N/A       N/A

70      10     80,665 131,338 80,665 131,338 162,889    162,889    188,045    188,045    9,627     9,627

75      15     67,317 150,677 67,317 150,677 207,893    207,893    251,050    251,050   13,326    13,326

80      20     54,990 172,475 54,990 172,475 265,330    265,330    331,462    331,462   18,069    18,069

85      25     43,960 197,586 43,960 197,586 265,330    265,330    331,462    331,462   24,543    24,543

90      30     38,151 231,213 38,151 231,213 265,330    265,330    331,462    331,462      N/A       N/A

95      35     33,109 270,562 33,109 270,562 265,330    265,330    331,462    331,462      N/A       N/A
----------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$110,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
   5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS


 ----------------------------------------------------------------------------------------
                                                 5% ROLL-UP
      CONTRACT                                 TO AGE 80 GUARANTEED  TOTAL DEATH BENEFIT
 AGE    YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT WITH PROTECTION PLUS
 ----------------------------------------------------------------------------------------
                 0%      6%      0%      6%      0%         6%         0%         6%
 ----------------------------------------------------------------------------------------
 62       2    110,000 110,000 102,000 102,000 114,660    114,660    120,524    120,524

 63       3    106,871 113,458  99,871 106,458 120,393    120,393    128,550    128,550

 64       4    103,831 117,024  97,831 111,024 126,413    126,413    136,978    136,978

 65       5    100,877 120,702  95,877 115,702 132,733    132,733    145,827    145,827

 66       6     98,007 124,496  94,007 120,496 139,370    139,370    155,118    155,118

 67       7     95,219 128,410  92,219 125,410 146,338    146,338    164,874    164,874

 68       8     92,511 132,446  90,511 130,446 153,655    153,655    175,118    175,118

 69       9     89,879 136,609  89,879 136,609 161,338    161,338    185,873    185,873

 70      10     87,322 140,903  87,322 140,903 169,405    169,405    197,167    197,167

 75      15     75,589 164,485  75,589 164,485 216,209    216,209    262,692    262,692

 80      20     65,432 192,013  65,432 192,013 275,943    275,943    346,320    346,320

 85      25     56,640 224,149  56,640 224,149 275,943    275,943    346,320    346,320

 90      30     49,029 261,662  49,029 261,662 275,943    275,943    346,320    346,320

 95      35     42,441 305,454  42,441 305,454 275,943    275,943    346,320    346,320
 ----------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$105,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
   5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT


----------------------------------------------------------------------------------------------------------
                                               5% ROLL-UP                               LIFETIME ANNUAL
     CONTRACT                                TO AGE 80 GUARANTEED  TOTAL DEATH BENEFIT  GUARANTEED MINIMUM
AGE    YEAR    ACCOUNT VALUE    CASH VALUE   MINIMUM DEATH BENEFIT WITH PROTECTION PLUS INCOME BENEFIT
----------------------------------------------------------------------------------------------------------
                0%      6%      0%     6%      0%         6%         0%         6%        0%        6%
----------------------------------------------------------------------------------------------------------
62       2    105,000 105,000 97,000  97,000 110,250    110,250    114,350    114,350      N/A       N/A

63       3    101,456 107,744 93,456  99,744 115,763    115,763    122,068    122,068      N/A       N/A

64       4     98,003 110,551 98,003 110,551 121,551    121,551    130,171    130,171      N/A       N/A

65       5     94,637 113,422 94,637 113,422 127,628    127,628    138,679    138,679      N/A       N/A

66       6     91,353 116,359 91,353 116,359 134,010    134,010    147,613    147,613      N/A       N/A

67       7     88,150 119,362 88,150 119,362 140,710    140,710    156,994    156,994      N/A       N/A

68       8     85,023 122,432 85,023 122,432 147,746    147,746    166,844    166,844      N/A       N/A

69       9     81,970 125,571 81,970 125,571 155,133    155,133    177,186    177,186      N/A       N/A

70      10     78,986 128,779 78,986 128,779 162,889    162,889    188,045    188,045    9,627     9,627

75      15     64,997 145,884 64,997 145,884 207,893    207,893    251,050    251,050   13,326    13,326

80      20     52,273 164,830 52,273 164,830 265,330    265,330    331,462    331,462   18,069    18,069

85      25     41,041 186,341 41,041 186,341 265,330    265,330    331,462    331,462   24,543    24,543

90      30     35,163 215,430 35,163 215,430 265,330    265,330    331,462    331,462      N/A       N/A

95      35     30,127 249,061 30,127 249,061 265,330    265,330    331,462    331,462      N/A       N/A
----------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT/SM/
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$105,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
   5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
   PROTECTION PLUS
   GUARANTEED MINIMUM INCOME BENEFIT


-----------------------------------------------------------------------------------------------------------
                                                5% ROLL-UP                               LIFETIME ANNUAL
     CONTRACT                                 TO AGE 80 GUARANTEED  TOTAL DEATH BENEFIT  GUARANTEED MINIMUM
AGE    YEAR    ACCOUNT VALUE    CASH VALUE    MINIMUM DEATH BENEFIT WITH PROTECTION PLUS INCOME BENEFIT
-----------------------------------------------------------------------------------------------------------
                0%      6%      0%      6%      0%         6%         0%         6%        0%        6%
-----------------------------------------------------------------------------------------------------------
62       2    105,000 105,000 105,000 105,000 110,250    110,250    114,350    114,350      N/A       N/A

63       3    101,351 107,639 101,351 107,639 115,763    115,763    122,068    122,068      N/A       N/A

64       4     97,800 110,335  97,800 110,335 121,551    121,551    130,171    130,171      N/A       N/A

65       5     94,342 113,090  94,342 113,090 127,628    127,628    138,679    138,679      N/A       N/A

66       6     90,974 115,904  90,974 115,904 134,010    134,010    147,613    147,613      N/A       N/A

67       7     87,692 118,778  87,692 118,778 140,710    140,710    156,994    156,994      N/A       N/A

68       8     84,491 121,713  84,491 121,713 147,746    147,746    166,844    166,844      N/A       N/A

69       9     81,369 124,709  81,369 124,709 155,133    155,133    177,186    177,186      N/A       N/A

70      10     78,322 127,767  78,322 127,767 162,889    162,889    188,045    188,045    9,627     9,627

75      15     64,089 144,005  64,089 144,005 207,893    207,893    251,050    251,050   13,326    13,326

80      20     51,219 161,860  51,219 161,860 265,330    265,330    331,462    331,462   18,069    18,069

85      25     39,921 182,010  39,921 182,010 265,330    265,330    331,462    331,462   24,543    24,543

90      30     34,027 209,406  34,027 209,406 265,330    265,330    331,462    331,462      N/A       N/A

95      35     29,004 240,925  29,004 240,925 265,330    265,330    331,462    331,462      N/A       N/A
-----------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

Appendix I

--------------------------------------------------------------------------------

The table below sets forth the dates of the most recent prospectuses, supplements to those prospectuses and statements of additional information and supplements you have received to date all of which are hereby incorporated by reference.

DATES OF PRIOR PROSPECTUSES AND SUPPLEMENTS


------------------------------------------------------------------------------------------------------------------------
                                                           PRODUCT DISTRIBUTOR
                    ----------------------------------------------------------------------------------------------------
                    AXA ADVISORS                                        AXA DISTRIBUTORS
                    ----------------------------------------------------------------------------------------------------
                    PROSPECTUS AND SAI                                  PROSPECTUS AND SAI
PRODUCT NAME        DATES               SUPPLEMENT DATES                DATES               SUPPLEMENT DATES
------------------------------------------------------------------------------------------------------------------------
Income Manager/SM/      4/7/95          7/1/95; 9/28/95                     4/7/95          7/1/95; 9/28/95
Accumulator(R)          11/1/95                                             11/1/95
Income Manager/SM/      5/1/96          2/10/97                             10/16/96        2/10/97
Rollover IRA            10/17/96        5/1/97; 12/31/97; 5/1/98;           5/1/97          5/1/97
                        5/1/97          1/4/99; 5/1/99; 5/1/00;             8/1/97
                                        6/23/00;                            12/31/97        12/31/97; 5/1/98;
                                        9/1/00; 2/9/01; 9/1/01;                             1/4/99; 5/1/99; 5/1/00;
                                        1/14/02;                                            9/1/00; 2/9/01; 9/1/01;
                                        2/22/02; 7/15/02; 8/20/02;                          1/14/02; 2/22/ 02; 7/15/02;
                                        1/6/03; 2/20/03; 5/15/03;                           8/20/02; 1/6/03; 2/20/03;
                                        8/15/ 03; 11/24/03; 2/1/04;                         5/15/03; 8/15/03; 11/24/03;
                                        8/4/04; 8/10/04; 12/13/04;                          2/1/04; 8/4/04; 8/10/ 04;
                                        12/31/04 ; 5/9/05; 6/10/05;                         12/13/04; 12/31/04; 5/9/05;
                                        6/17/05; 7/25/ 05; 8/31/05;                         6/10/05; 6/17/05; 7/25/05;
                                        12/2/05; 2/8/06; 8/25/06;                           8/31/05; 12/2/05; 2/8/06;
                                        12/11/06; 5/1/07; 8/24/07;                          8/25/ 06; 12/11/06; 5/1/07;
                                        9/19/07; 10/19/07; 2/15/08;                         8/24/07; 9/19/07; 10/19/07;
                                        6/20/08; 7/21/08; 8/15/08;                          2/15/08; 6/20/08; 7/21/08;
                                        11/13/08; 12/1/08; 1/15/09;                         8/15/08; 11/13/08; 12/1/08;
                                        6/8/09; 8/17/09; 8/18/ 09;                          1/15/09; 6/8/09; 8/17/09;
                                        9/3/09; 9/25/09; 1/7/10;                            8/18/09; 9/3/ 09; 9/25/09;
                                        2/1/10; 2/5/10; 6/14/10; 8/25/                      1/7/10; 2/1/10; 2/5/10;
                                        10; 12/15/10; 12/29/10;                             6/14/10; 8/25/10; 12/15/10;
                                        2/11/11; 6/30/11; 8/16/11;                          12/29/10; 2/11/11; 6/30/11;
                                        12/27/11; 2/6/12                                    8/16/11; 12/27/11; 2/6/12
                    ----------------------------------------------------
                        12/31/97        12/31/97; 5/1/98; 1/4/99;
                                        5/1/99; 5/1/00; 6/23/00;
                                        9/1/00; 2/9/01;
                                        9/1/01; 1/14/02; 2/22/02;
                                        7/15/ 02; 8/20/02; 1/6/03;
                                        2/20/03; 5/15/03; 8/15/03;
                                        11/24/03; 2/1/04; 8/4/04;
                                        8/10/04; 12/13/ 04; 12/31/04;
                                        5/9/05; 6/10/05; 6/17/05;
                                        7/25/05; 8/31/05; 12/2/05;
                                        2/8/06; 8/25/06; 12/11/06;
                                        5/1/07; 8/24/07; 9/19/07;
                                        10/19/07; 6/20/08; 7/21/08;
                                        8/15/08; 11/13/08; 12/1/08;
                                        1/15/09; 6/8/09; 8/17/ 09;
                                        8/18/09; 9/3/09; 9/25/09;
                                        1/7/10; 2/1/10; 2/5/10; 6/14/
                                        10; 8/25/10; 12/15/10; 12/29/
                                        10; 2/11/11; 6/30/11;
                                        8/16/11; 12/27/11; 2/6/12
                                        --------------------------------------------------------------------------------


I-1 APPENDIX I

--------------------------------------------------------------------------------------------------------------------------------
                                                                   PRODUCT DISTRIBUTOR
                           -----------------------------------------------------------------------------------------------------
                           AXA ADVISORS                                        AXA DISTRIBUTORS
                           -----------------------------------------------------------------------------------------------------
                           PROSPECTUS AND SAI                                  PROSPECTUS AND SAI
PRODUCT NAME               DATES               SUPPLEMENT DATES                DATES               SUPPLEMENT DATES
--------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)             5/1/98              5/1/98; 6/18/98; 11/30/98         10/1/97/(2)/
(IRA, NQ and QP)           (Accumulator only)  5/1/99; 5/1/00; 9/1/00;           12/31/97/(2)/     5/1/98; 6/18/98; 11/30/98;
Accumulator(R)             5/1/99              2/9/01; 9/1/01; 1/14/02;          5/1/98            5/1/99; 5/1/00; 9/1/00;
Select/SM/ (IRA, NQ, QP)                       2/22/02; 7/15/ 02; 8/20/02;                         2/9/01; 9/1/01;
                                               1/6/03; 2/20/03; 5/15/03;                           1/14/02; 2/22/02; 7/15/02;
                                               8/15/03; 11/24/03; 2/1/04;                          8/20/02; 1/6/03; 2/20/03;
                                               8/4/04; 8/10/04; 12/13/ 04;                         5/15/ 03; 8/15/03; 11/24/03;
                                               12/31/04; 5/9/05; 6/10/05;                          2/1/04; 8/4/04; 8/10/04;
                                               6/17/05; 7/25/05; 8/31/05;                          12/13/04; 12/31/04; 5/9/05;
                                               12/2/05; 2/8/06; 8/25/06;                           6/10/05; 6/17/05; 7/25/05;
                                               12/11/06; 5/1/07; 8/24/07;                          8/31/05; 12/2/05; 2/8/06;
                                               9/19/07; 10/19/07; 2/15/08;                         8/25/06; 12/11/06; 5/1/07;
                                               6/20/08; 7/21/08; 8/15/08;                          8/24/07;9/19/ 07; 10/19/07;
                                               11/13/08; 12/1/08; 1/15/09;                         2/15/08; 6/20/08; 7/21/08;
                                               6/8/09; 8/17/09; 8/18/09; 9/3/                      8/15/08; 11/13/08;
                                               09; 9/25/09; 1/7/10; 2/1/10;                        12/1/08;1/15/09; 6/8/09;
                                               2/5/10; 6/14/10; 8/25/10;                           8/17/ 09; 8/18/09; 9/3/09;
                                               12/15/10; 12/29/10; 2/11/11;                        9/25/09; 1/7/10; 2/1/10;
                                               6/30/11; 8/16/11; 12/27/11;                         2/5/10; 6/14/10; 8/25/10;
                                               2/6/12                                              12/15/10; 12/29/10; 2/11/11;
                                                                                                   6/30/11; 8/16/11; 12/27/11;
                                                                                                   2/6/12
--------------------------------------------------------------------------------------------------------------------------------
Accumulator(R) Select/SM/  10/18/99/(3)/       3/20/00; 5/1/00; 6/23/00; 9/1/    5/1/99
Accumulator(R)                                 00; 10/13/00; 2/9/01; 9/1/01;     10/18/99          3/20/00; 5/1/00; 9/1/00;
                                               1/14/02; 2/22/02; 7/15/02;                          10/13/ 00; 2/9/01; 9/1/01;
                                               8/20/02; 1/6/03; 2/20/03;                           1/14/02; 2/22/02; 7/15/02;
                                               5/15/ 03; 8/15/03; 11/24/03;                        8/20/02; 1/6/03; 2/20/03;
                                               2/1/04; 8/4/04; 8/10/04;                            5/15/03; 8/15/ 03; 11/24/03;
                                               12/13/04; 12/31/04; 5/9/05;                         2/1/04; 8/4/04; 8/10/04;
                                               6/10/05; 6/17/05; 7/25/05;                          12/13/04; 12/31/04; 5/9/05;
                                               8/31/05; 12/2/05; 2/8/06;                           6/10/05; 6/17/05; 7/25/ 05;
                                               8/25/06; 12/11/06; 5/1/07;                          8/31/05; 12/2/05; 2/8/06;
                                               8/24/07; 9/19/07; 10/19/07;                         8/25/06; 12/11/06; 5/1/07;
                                               2/15/08; 6/20/08; 7/21/08;                          8/24/07; 9/19/07; 10/19/07;
                                               8/15/08; 11/13/08; 12/1/08;                         2/15/08; 6/20/08; 7/21/08;
                                               1/15/09; 6/8/09; 8/17/09;                           8/15/08; 11/13/08; 12/1/08;
                                               8/18/09; 9/3/ 09; 9/25/09;                          1/15/09; 6/8/09; 8/17/09;
                                               1/7/10; 2/1/10; 2/5/10;                             8/18/ 09; 9/3/09; 9/25/09;
                                               6/14/10; 8/25/10; 12/15/10;                         1/7/10; 2/1/10; 2/5/10;
                                               12/29/10; 2/11/11; 6/30/11;                         6/14/10; 8/25/ 10; 12/15/10;
                                               8/16/11; 12/27/11; 2/6/12                           12/29/10; 2/11/11; 6/30/11;
                                                                                                   8/16/11; 12/27/11; 2/6/12
--------------------------------------------------------------------------------------------------------------------------------


                                                                 APPENDIX I  I-2

-----------------------------------------------------------------------------------------------------------------------------
                                                          PRODUCT DISTRIBUTOR
              ---------------------------------------------------------------------------------------------------------------
              AXA ADVISORS                                            AXA DISTRIBUTORS
              ---------------------------------------------------------------------------------------------------------------
              PROSPECTUS AND SAI                                      PROSPECTUS AND SAI
PRODUCT NAME  DATES               SUPPLEMENT DATES                    DATES               SUPPLEMENT DATES
-----------------------------------------------------------------------------------------------------------------------------
                5/1/00/(3)/       3/20/00; 6/23/00; 9/1/00;                5/1/00         3/20/00; 9/1/00; 9/6/00;
                                  9/6/00; 10/13/00; 2/9/01;                               10/13/ 00; 2/9/01; 9/1/01;
                                  9/1/01; 1/14/02; 2/22/02;                               1/14/02; 2/22/02; 7/15/02;
                                  7/15/02; 8/20/02; 1/6/03;                               8/20/02; 1/6/03; 2/20/03;
                                  2/20/03; 5/15/ 03; 8/15/03;                             5/15/03; 8/15/ 03; 11/24/03;
                                  11/24/03; 2/1/04; 8/4/04;                               2/1/04; 8/4/04; 8/10/04;
                                  8/10/04; 12/13/04; 12/31/04;                            12/13/04; 12/31/04; 5/9/05;
                                  5/9/05; 6/10/05; 6/17/05;                               6/10/05; 6/17/05; 7/25/ 05;
                                  7/25/05; 8/31/05; 12/2/05;                              8/31/05; 12/2/05; 2/8/06;
                                  2/8/06; 8/25/06; 12/11/06;                              8/25/06; 12/11/06; 5/1/07;
                                  5/1/07; 8/24/07; 9/19/07;                               8/24/07; 9/19/07; 10/19/07;
                                  10/19/07; 2/15/08; 6/20/08;                             2/15/08; 6/20/08; 7/21/08;
                                  7/21/08; 8/15/08; 11/13/08;                             8/15/08; 11/13/08; 12/1/08;
                                  12/1/08; 1/15/09; 6/8/09;                               1/15/09; 6/8/09; 8/17/09;
                                  8/17/09; 8/18/09; 9/3/ 09;                              8/18/ 09; 9/3/09; 9/25/09;
                                  9/25/09; 1/7/10; 2/1/10;                                1/7/10; 2/1/10; 2/5/10;
                                  2/5/10; 6/14/10; 8/25/10;                               6/14/10; 8/25/ 10; 12/15/10;
                                  12/15/10; 12/29/10; 2/11/11;                            12/29/10; 2/11/11; 6/30/11;
                                  6/30/11; 8/16/11; 12/27/11;                             8/16/11; 12/27/11; 2/6/12
                                  2/6/12
              ---------------------------------------------------------------------------------------------------------------
                5/1/01/(3)/       5/1/01/(1)/; 7/30/01/(4)/; 9/1/01;       5/1/01         5/1/01/(1)/; 7/30/01/(4)/; 9/1/01;
                                  10/1/01/(5)/; 12/14/01; 1/14/02;                        10/1/01/(5)/; 12/14/01; 1/14/02;
                                  2/22/02; 7/15/02; 8/20/02;                              2/22/02; 7/15/02; 8/20/02;
                                  1/6/03; 2/20/03; 5/15/03;                               1/6/03; 2/20/03; 5/15/03;
                                  8/15/ 03; 11/24/03; 2/1/04;                             8/15/ 03; 11/24/03; 2/1/04;
                                  8/4/04; 8/10/04; 12/13/04;                              8/4/04; 8/10/04; 12/13/04;
                                  12/31/04; 5/9/05; 6/10/05;                              12/31/04; 5/9/05; 6/10/05;
                                  6/17/05; 7/25/ 05; 8/31/05;                             6/17/05; 7/25/ 05; 8/31/05;
                                  12/2/05; 2/8/06; 8/25/06;                               12/2/05; 2/8/06; 8/25/06;
                                  12/11/06; 5/1/07; 8/24/07;                              12/11/06; 5/1/07; 8/24/07;
                                  9/19/07; 10/19/07; 2/15/08;                             9/19/07; 10/19/07; 2/15/08;
                                  6/20/08; 7/21/08; 8/15/08;                              6/20/08; 7/21/08; 8/15/08;
                                  11/13/08; 12/1/08; 1/15/09;                             11/13/08; 12/1/08; 1/15/09;
                                  6/8/09; 8/17/09; 8/18/ 09;                              6/8/09; 8/17/09; 8/18/ 09;
                                  9/3/09; 9/25/09; 1/7/10;                                9/3/09; 9/25/09; 1/7/10;
                                  2/1/10; 2/5/10; 6/14/10;                                2/1/10; 2/5/10; 6/14/10; 8/25/
                                  8/25/10; 12/15/10; 12/29/10;                            10; 12/15/10; 12/29/10;
                                  2/11/11; 6/30/11; 8/16/11;                              2/11/11; 6/30/11; 8/16/11;
                                  12/27/11; 2/6/12                                        12/27/11; 2/6/12
              ---------------------------------------------------------------------------------------------------------------
                8/13/01/(2)/      9/1/01; 10/1/01/(5)/; 12/14/01;          N/A            N/A
                                  1/14/02; 2/22/02; 7/15/02;
                                  8/20/02; 1/6/03; 2/20/03;
                                  5/15/ 03; 8/15/03; 11/24/03;
                                  2/1/04; 8/4/04; 8/10/04;
                                  12/13/04; 12/31/04; 5/9/05;
                                  6/10/05; 6/17/05; 7/25/05;
                                  8/31/05; 12/2/05; 2/8/06;
                                  8/25/06; 12/11/06; 5/1/07;
                                  8/24/07; 9/19/07; 10/19/07;
                                  2/15/08; 6/20/08; 7/21/08;
                                  8/15/08; 11/13/08; 12/1/08;
                                  1/15/09; 6/8/09; 8/17/09;
                                  8/18/09; 9/3/ 09; 9/25/09;
                                  1/7/10; 2/1/10; 2/5/10;
                                  6/14/10; 8/25/10; 12/15/10;
                                  12/29/10; 2/11/11; 6/30/11;
                                  8/16/11; 12/27/11; 2/6/12
-----------------------------------------------------------------------------------------------------------------------------


I-3 APPENDIX I

-----------------------------------------------------------------------------------------------------------------------------
                                                              PRODUCT DISTRIBUTOR
                     --------------------------------------------------------------------------------------------------------
                     AXA ADVISORS                                         AXA DISTRIBUTORS
                     --------------------------------------------------------------------------------------------------------
                     PROSPECTUS AND SAI                                   PROSPECTUS AND SAI
PRODUCT NAME         DATES               SUPPLEMENT DATES                 DATES               SUPPLEMENT DATES
-----------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         9/2/99/(3)/       6/23/00; 9/1/00; 9/6/00;           8/2/99/(3)/       9/1/00; 9/6/00; 10/13/00; 2/9/
Plus/SM/               10/18/99/(3)/     10/13/00; 2/9/01; 3/19/01;         10/18/99/(3)/     01; 3/19/01; 7/30/01; 9/1/01;
                       5/1/00/(3)/       7/30/01; 9/1/01; 1/14/02;          5/1/00/(3)/       1/14/02; 2/22/02; 7/15/02;
                                         2/22/02; 7/15/ 02; 8/20/02;                          8/20/02; 1/6/03; 2/20/03;
                                         1/6/03; 2/20/03; 5/15/03;                            5/15/ 03; 8/15/03; 11/24/03;
                                         8/15/03; 11/24/03; 2/1/04;                           2/1/04; 8/4/04; 8/10/04;
                                         8/4/04; 8/10/04; 12/13/ 04;                          12/13/04; 12/31/04; 5/9/05;
                                         12/31/04; 5/9/05; 6/10/05;                           6/10/05; 6/17/05; 7/25/05;
                                         6/17/05; 7/25/05; 8/31/05;                           8/31/05; 12/2/05; 2/8/06;
                                         12/2/05; 2/8/06; 8/25/06;                            8/25/06; 12/11/06; 5/1/07;
                                         12/11/06; 5/1/07; 8/24/07;                           8/24/07; 9/19/07; 10/19/07;
                                         9/19/07; 10/19/07; 2/15/08;                          2/15/08; 6/20/08; 7/21/08;
                                         6/20/08; 7/21/08; 8/15/08;                           8/15/08; 11/13/08; 12/1/08;
                                         11/13/08; 12/1/08; 1/15/09;                          1/15/09; 6/8/09; 8/17/09;
                                         6/8/09; 8/17/09; 8/18/09; 9/3/                       8/18/09; 9/3/ 09; 9/25/09;
                                         09; 9/25/09; 1/7/10; 2/1/10;                         1/7/10; 2/1/10; 2/5/10;
                                         2/5/10; 6/14/10; 8/25/10;                            6/14/10; 8/25/10; 12/15/10;
                                         12/15/10; 12/29/10; 2/11/11;                         12/29/10; 2/11/11; 6/30/11;
                                         6/30/11; 8/16/11; 12/27/11;                          8/16/11; 12/27/11; 2/6/12
                                         2/6/12
                     --------------------------------------------------------------------------------------------------------
                       5/1/01/(3)/       7/30/01/(4)/; 9/1/01; 12/14/01;    5/1/01/(3)/       5/1/01; 7/30/01/(4)/; 9/1/01;
                                         1/14/02; 2/22/02; 7/15/02;                           12/14/01; 1/14/02; 2/22/02;
                                         8/20/02; 1/6/03; 2/20/03;                            7/15/02; 8/20/02; 1/6/03;
                                         5/15/ 03; 8/15/03; 11/24/03;                         2/20/03; 5/15/ 03; 8/15/03;
                                         2/1/04; 8/4/04; 8/10/04;                             11/24/03; 2/1/04; 8/4/04;
                                         12/13/04; 12/31/04; 5/9/05;                          8/10/04; 12/13/04; 12/31/04;
                                         6/10/05; 6/17/05; 7/25/05;                           5/9/05; 6/10/05; 6/17/05;
                                         8/31/05; 12/2/05; 2/8/06;                            7/25/05; 8/31/05; 12/2/05;
                                         8/25/06; 12/11/06; 5/1/07;                           2/8/06; 8/25/06; 12/11/06;
                                         8/24/07; 9/19/07; 10/19/07;                          5/1/07; 8/24/07; 9/19/07;
                                         2/15/08; 6/20/08; 7/21/08;                           10/19/07; 2/15/08; 6/20/08;
                                         8/15/08; 11/13/08; 12/1/08;                          7/21/08; 8/15/08; 11/13/08;
                                         1/15/09; 6/8/09; 8/17/09;                            12/1/08; 1/15/09; 6/8/09;
                                         8/18/09; 9/3/ 09; 9/25/09;                           8/17/09; 8/18/09; 9/3/ 09;
                                         1/7/10; 2/1/10; 2/5/10;                              9/25/09; 1/7/10; 2/1/10;
                                         6/14/10; 8/25/10; 12/15/10;                          2/5/10; 6/14/10; 8/25/10;
                                         12/29/10; 2/11/11; 6/30/11;                          12/15/10; 12/29/10; 2/11/11;
                                         8/16/11; 12/27/11; 2/6/12                            6/30/11; 8/16/11; 12/27/11;
                                                                                              2/6/12
-----------------------------------------------------------------------------------------------------------------------------


                                                                 APPENDIX I  I-4

------------------------------------------------------------------------------------------------------------------------------
                                                              PRODUCT DISTRIBUTOR
                     ---------------------------------------------------------------------------------------------------------
                     AXA ADVISORS                                         AXA DISTRIBUTORS
                     ---------------------------------------------------------------------------------------------------------
                     PROSPECTUS AND SAI                                   PROSPECTUS AND SAI
PRODUCT NAME         DATES               SUPPLEMENT DATES                 DATES               SUPPLEMENT DATES
------------------------------------------------------------------------------------------------------------------------------
Accumulator(R)         8/13/01/(3)/      9/1/01; 10/1/01/(6)/; 12/14/01;    8/13/01/(3)/      9/1/01; 10/1/01/(6)/; 12/14/01;
Elite/SM/                                1/14/02; 2/22/02; 7/15/02;                           1/14/02; 2/22/02; 7/15/02;
                                         8/20/02; 11/11/02; 1/6/03;                           8/20/02; 11/11/02; 1/6/03;
                                         2/20/03; 5/15/03; 8/15/03;                           2/20/03; 5/15/03; 8/15/03;
                                         11/24/03; 2/1/04; 8/4/04;                            11/24/03; 2/1/04; 8/4/04;
                                         8/10/ 04; 12/13/04; 12/31/04;                        8/10/ 04; 12/13/04; 12/31/04;
                                         5/9/ 05; 6/10/05; 6/17/05;                           5/9/05; 6/10/05; 6/17/05;
                                         7/25/05; 8/31/05; 12/2/05;                           7/25/05; 8/31/05; 12/2/05;
                                         2/8/06; 8/25/ 06; 12/11/06;                          2/8/06; 8/25/ 06; 12/11/06;
                                         5/1/07; 8/24/07; 9/19/07;                            5/1/07; 8/24/07; 9/19/07;
                                         10/19/07; 6/20/08; 7/21/08;                          10/19/07; 2/15/08; 6/20/08;
                                         8/15/08; 11/13/08; 12/1/08;                          7/21/08; 8/15/08; 11/13/08;
                                         1/15/09; 6/8/09; 8/17/ 09;                           12/1/08; 1/15/09; 6/8/09;
                                         8/18/09; 9/3/09; 9/25/09;                            8/17/09; 8/18/09; 9/3/ 09;
                                         1/7/10; 2/1/10; 2/5/10; 6/14/                        9/25/09; 1/7/10; 2/1/10;
                                         10; 8/25/10; 12/15/10; 12/29/                        2/5/10; 6/14/10; 8/25/10;
                                         10; 2/11/11; 6/30/11;                                12/15/10; 12/29/10; 2/11/11;
                                         8/16/11; 12/27/11; 2/6/12                            6/30/11; 8/16/11; 12/27/11;
                                                                                              2/6/12
                     ---------------------------------------------------------------------------------------------------------

(1)applies to Accumulator(R) contracts issued in Oregon only.
(2)applies to Accumulator(R) Select/SM/ only.
(3)applies to non-2002 Series only.
(4)applies to contracts issued in Washington only.
(5)applies to Accumulator(R) Select/SM/ and Select/SM/ II contracts issued in New York only.
(6)applies to contracts issued in New York only.

I-5 APPENDIX I

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Custodian and Independent Registered Public Accounting Firm   2

Distribution of the Contracts                                 2

Calculating Unit Values                                       2

Financial Statements                                          2

HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION

Send this request form to:
  Retirement Service Solutions
  P.O. Box 1547
  Secaucus, NJ 07096-1547


----------------------------------------------------------------------------------
Please send me a combined Accumulator(R) series SAI dated May 1, 2012
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


                                                                        SAI 13A
                                                                         E13522

AXA Equitable Life Insurance Company

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012 FOR


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104

..   INCOME MANAGER/SM/ ACCUMULATOR(R)  .   ACCUMULATOR(R) PLUS/SM/
..   INCOME MANAGER/SM/ ROLLOVER IRA    .   ACCUMULATOR(R) ELITE/SM/
..   ACCUMULATOR(R) (IRA, NQ, QP)       .   ACCUMULATOR(R) SELECT/SM/
..   ACCUMULATOR(R)

--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Prospectuses and/or supplements, dated May 1, 2012. These Prospectuses provide detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 45 and Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of each Prospectus and supplement is available free of charge by writing the processing office (Retirement Service Solutions -- Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

        TABLE OF CONTENTS
        Who is AXA Equitable?                                        2
        Custodian and Independent Registered Public Accounting Firm  2
        Distribution of the Contracts                                2
        Calculating Unit Values                                      2
        Financial statements                                         2


             Copyright 2012 AXA Equitable Life Insurance Company.

    All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.

 SAI 13A                                                              e235380

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


AXA Equitable is the custodian for the shares of the Trusts owned by Separate Accounts Nos. 45 and 49, respectively.

The financial statements of each Separate Account at December 31, 2011 and for each of the two years in the period ended December 31, 2011, and the consolidated financial statements of AXA Equitable at December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

DISTRIBUTION OF THE CONTRACTS


Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account
No. 49, AXA Equitable paid AXA Distributors, LLC distribution fees of $562,732,447 in 2011, $399,625,078 in 2010 and $429,091,474 in 2009, as the
distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $15,092,209, $10,963,063 and $40,223,293, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account Nos. 45 and 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2011, 2010 and 2009. AXA Equitable paid AXA Advisors as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 45 and Separate Account No. 49, $529,410,549 in 2011, $576,147,169 in 2010 and $557,277,070 in 2009. Of these amounts, AXA Advisors retained $268,084,019, $364,376,758 and $306,063,542, respectively.


CALCULATING UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. Unit values vary based on the amount of charges we deduct from the variable investment options.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:


                                   a
                                   ----      --c
                               (   b   )




where:

(a)is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by AXA Premier VIP Trust and EQ Advisors Trust, (the "Trusts") as applicable.

(b)is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c)is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES

To show how we determine variable annuity payments from month to month, assume that the account value on the date annuity payments are to begin is enough to fund an annuity with a monthly payment of $363. Also assume that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Accounts No. 45 and 49, respectively, list investment options not currently offered under these contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

INDEX TO FINANCIAL STATEMENTS

 Report of Independent Registered Public Accounting Firm...............  FSA-2
 Financial Statements:
    Statements of Assets and Liabilities, December 31, 2011............  FSA-3
    Statements of Operations for the Year Ended December 31, 2011...... FSA-21
    Statements of Changes in Net Assets for the Years Ended
      December 31, 2011 and 2010....................................... FSA-31
    Notes to Financial Statements...................................... FSA-51

 AXA EQUITABLE LIFE INSURANCE COMPANY

 INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

 Report of Independent Registered Public Accounting Firm...............    F-1
 Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............    F-2
    Consolidated Statements of Earnings (Loss), Years Ended
      December 31, 2011, 2010 and 2009.................................    F-3
    Consolidated Statements of Comprehensive Income (Loss), Years
      Ended December 31, 2011, 2010 and 2009...........................    F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
      2010 and 2009....................................................    F-6
    Consolidated Statements of Cash Flows, Years Ended December 31,
      2011, 2010 and 2009..............................................    F-7
    Notes to Consolidated Financial Statements.........................    F-9

                                  FSA-1  e13350

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 45 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 45 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE- AXA MODERATE
                                                       ALLOCATION*     ALLOCATION*    PLUS ALLOCATION*  ALLOCATION*
                                                      -------------- ---------------- ----------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $19,876,272     $51,728,453       $38,119,238    $219,731,328
Receivable for The Trusts shares sold................        4,325              --             5,333          66,863
Receivable for policy-related transactions...........           --         104,685                --              --
                                                       -----------     -----------       -----------    ------------
   Total assets......................................   19,880,597      51,833,138        38,124,571     219,798,191
                                                       -----------     -----------       -----------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --         104,685                --              --
Payable for policy-related transactions..............        4,325              --             5,333          66,863
                                                       -----------     -----------       -----------    ------------
   Total liabilities.................................        4,325         104,685             5,333          66,863
                                                       -----------     -----------       -----------    ------------
NET ASSETS...........................................  $19,876,272     $51,728,453       $38,119,238    $219,731,328
                                                       ===========     ===========       ===========    ============

NET ASSETS:
Accumulation Units...................................  $19,863,710     $51,720,759       $38,112,836    $218,078,536
Retained by AXA Equitable in Separate Account No. 45.       12,562           7,694             6,402       1,652,792
                                                       -----------     -----------       -----------    ------------
TOTAL NET ASSETS.....................................  $19,876,272     $51,728,453       $38,119,238    $219,731,328
                                                       ===========     ===========       ===========    ============

Investments in shares of The Trusts, at cost.........  $21,345,166     $53,417,621       $38,855,818    $253,606,156
The Trusts shares held
   Class A...........................................           --              --                --       2,105,386
   Class B...........................................    2,233,050       5,507,535         4,153,770      15,426,084

                                                      AXA MODERATE-PLUS EQ/ALLIANCEBERNSTEIN
                                                         ALLOCATION*     SMALL CAP GROWTH*
                                                      ----------------- --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $ 95,823,693        $49,799,636
Receivable for The Trusts shares sold................             --                 --
Receivable for policy-related transactions...........            957             80,910
                                                        ------------        -----------
   Total assets......................................     95,824,650         49,880,546
                                                        ------------        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............            957             80,910
Payable for policy-related transactions..............             --                 --
                                                        ------------        -----------
   Total liabilities.................................            957             80,910
                                                        ------------        -----------
NET ASSETS...........................................   $ 95,823,693        $49,799,636
                                                        ============        ===========

NET ASSETS:
Accumulation Units...................................   $ 95,817,165        $49,751,097
Retained by AXA Equitable in Separate Account No. 45.          6,528             48,539
                                                        ------------        -----------
TOTAL NET ASSETS.....................................   $ 95,823,693        $49,799,636
                                                        ============        ===========

Investments in shares of The Trusts, at cost.........   $111,667,795        $47,966,338
The Trusts shares held
   Class A...........................................             --            111,860
   Class B...........................................     10,159,125          3,198,179

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/AXA FRANKLIN EQ/BLACKROCK                     EQ/CALVERT  EQ/CAPITAL
                                                      SMALL CAP VALUE BASIC VALUE  EQ/BOSTON ADVISORS   SOCIALLY    GUARDIAN
                                                           CORE*        EQUITY*      EQUITY INCOME*   RESPONSIBLE* RESEARCH*
                                                      --------------- ------------ ------------------ ------------ -----------
ASSETS:
Investments in shares of The Trusts, at fair value...   $1,366,377    $63,390,524      $6,756,975       $613,975   $32,358,814
Receivable for The Trusts shares sold................           52         41,886          15,761            116         7,429
Receivable for policy-related transactions...........           --             --              --             --            --
                                                        ----------    -----------      ----------       --------   -----------
   Total assets......................................    1,366,429     63,432,410       6,772,736        614,091    32,366,243
                                                        ----------    -----------      ----------       --------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --             --              --             --            --
Payable for policy-related transactions..............           52         41,886          15,761            116         7,429
                                                        ----------    -----------      ----------       --------   -----------
   Total liabilities.................................           52         41,886          15,761            116         7,429
                                                        ----------    -----------      ----------       --------   -----------
NET ASSETS...........................................   $1,366,377    $63,390,524      $6,756,975       $613,975   $32,358,814
                                                        ==========    ===========      ==========       ========   ===========

NET ASSETS:
Accumulation Units...................................   $1,366,237    $63,356,537      $6,719,712       $603,641   $32,312,249
Retained by AXA Equitable in Separate Account No. 45.          140         33,987          37,263         10,334        46,565
                                                        ----------    -----------      ----------       --------   -----------
TOTAL NET ASSETS.....................................   $1,366,377    $63,390,524      $6,756,975       $613,975   $32,358,814
                                                        ==========    ===========      ==========       ========   ===========

Investments in shares of The Trusts, at cost.........   $1,358,993    $68,899,493      $6,211,359       $617,524   $34,288,455
The Trusts shares held
   Class A...........................................           --             --              --             --            --
   Class B...........................................      147,985      4,844,939       1,313,288         85,462     2,579,276

                                                       EQ/COMMON
                                                      STOCK INDEX*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $179,701,505
Receivable for The Trusts shares sold................       70,978
Receivable for policy-related transactions...........           --
                                                      ------------
   Total assets......................................  179,772,483
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............       70,978
                                                      ------------
   Total liabilities.................................       70,978
                                                      ------------
NET ASSETS........................................... $179,701,505
                                                      ============

NET ASSETS:
Accumulation Units................................... $179,686,427
Retained by AXA Equitable in Separate Account No. 45.       15,078
                                                      ------------
TOTAL NET ASSETS..................................... $179,701,505
                                                      ============

Investments in shares of The Trusts, at cost......... $217,135,869
The Trusts shares held
   Class A...........................................    1,596,340
   Class B...........................................    9,732,042

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/CORE BOND EQ/DAVIS NEW YORK EQ/EQUITY 500  EQ/EQUITY    EQ/FRANKLIN
                                                         INDEX*        VENTURE*         INDEX*     GROWTH PLUS* CORE BALANCED*
                                                      ------------ ----------------- ------------- ------------ --------------
ASSETS:
Investments in shares of The Trusts, at fair value... $28,626,267     $4,408,847      $60,973,051  $26,811,223   $14,576,664
Receivable for The Trusts shares sold................          --          1,465           22,029       13,319           892
Receivable for policy-related transactions...........       2,007             --               --           --            --
                                                      -----------     ----------      -----------  -----------   -----------
   Total assets......................................  28,628,274      4,410,312       60,995,080   26,824,542    14,577,556
                                                      -----------     ----------      -----------  -----------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       2,007             --               --           --            --
Payable for policy-related transactions..............          --          1,465           22,029       13,319           892
                                                      -----------     ----------      -----------  -----------   -----------
   Total liabilities.................................       2,007          1,465           22,029       13,319           892
                                                      -----------     ----------      -----------  -----------   -----------
NET ASSETS........................................... $28,626,267     $4,408,847      $60,973,051  $26,811,223   $14,576,664
                                                      ===========     ==========      ===========  ===========   ===========

NET ASSETS:
Accumulation Units................................... $28,619,866     $4,408,153      $60,908,753  $26,739,291   $14,576,196
Retained by AXA Equitable in Separate Account No. 45.       6,401            694           64,298       71,932           468
                                                      -----------     ----------      -----------  -----------   -----------
TOTAL NET ASSETS..................................... $28,626,267     $4,408,847      $60,973,051  $26,811,223   $14,576,664
                                                      ===========     ==========      ===========  ===========   ===========

Investments in shares of The Trusts, at cost......... $28,720,365     $3,942,487      $63,842,603  $29,704,939   $13,976,287
The Trusts shares held
   Class B...........................................   2,863,015        476,569        2,794,964    1,918,269     1,762,458

                                                      EQ/FRANKLIN
                                                       TEMPLETON
                                                      ALLOCATION*
                                                      -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $5,916,075
Receivable for The Trusts shares sold................      4,029
Receivable for policy-related transactions...........         --
                                                      ----------
   Total assets......................................  5,920,104
                                                      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         --
Payable for policy-related transactions..............      4,029
                                                      ----------
   Total liabilities.................................      4,029
                                                      ----------
NET ASSETS........................................... $5,916,075
                                                      ==========

NET ASSETS:
Accumulation Units................................... $5,915,583
Retained by AXA Equitable in Separate Account No. 45.        492
                                                      ----------
TOTAL NET ASSETS..................................... $5,916,075
                                                      ==========

Investments in shares of The Trusts, at cost......... $5,938,516
The Trusts shares held
   Class B...........................................    810,556

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011



                                                      EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI-
                                                      AND ACQUISITIONS* COMPANY VALUE*     PLUS*       SECTOR EQUITY*
                                                      ----------------- -------------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,850,214      $31,970,133    $17,259,361     $43,841,767
Receivable for The Trusts shares sold................           799            4,643          8,283             206
Receivable for policy-related transactions...........            --               --             --              --
                                                         ----------      -----------    -----------     -----------
   Total assets......................................     6,851,013       31,974,776     17,267,644      43,841,973
                                                         ----------      -----------    -----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --               --             --              --
Payable for policy-related transactions..............           799            4,643          8,283             206
                                                         ----------      -----------    -----------     -----------
   Total liabilities.................................           799            4,643          8,283             206
                                                         ----------      -----------    -----------     -----------
NET ASSETS...........................................    $6,850,214      $31,970,133    $17,259,361     $43,841,767
                                                         ==========      ===========    ===========     ===========

NET ASSETS:
Accumulation Units...................................    $6,846,374      $31,875,377    $17,258,794     $43,806,114
Retained by AXA Equitable in Separate Account No. 45.         3,840           94,756            567          35,653
                                                         ----------      -----------    -----------     -----------
TOTAL NET ASSETS.....................................    $6,850,214      $31,970,133    $17,259,361     $43,841,767
                                                         ==========      ===========    ===========     ===========

Investments in shares of The Trusts, at cost.........    $6,659,057      $25,799,861    $17,088,156     $52,828,339
The Trusts shares held
   Class A...........................................            --               --             --              --
   Class B...........................................       563,844          857,791      1,724,135       4,092,452

                                                      EQ/INTERMEDIATE
                                                      GOVERNMENT BOND EQ/INTERNATIONAL
                                                          INDEX*         CORE PLUS*
                                                      --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $47,375,035     $11,316,059
Receivable for The Trusts shares sold................            --             815
Receivable for policy-related transactions...........        25,945              --
                                                        -----------     -----------
   Total assets......................................    47,400,980      11,316,874
                                                        -----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        25,945              --
Payable for policy-related transactions..............            --             815
                                                        -----------     -----------
   Total liabilities.................................        25,945             815
                                                        -----------     -----------
NET ASSETS...........................................   $47,375,035     $11,316,059
                                                        ===========     ===========

NET ASSETS:
Accumulation Units...................................   $47,356,007     $11,283,564
Retained by AXA Equitable in Separate Account No. 45.        19,028          32,495
                                                        -----------     -----------
TOTAL NET ASSETS.....................................   $47,375,035     $11,316,059
                                                        ===========     ===========

Investments in shares of The Trusts, at cost.........   $45,377,544     $13,196,170
The Trusts shares held
   Class A...........................................       216,645              --
   Class B...........................................     4,381,350       1,464,545

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/JPMORGAN VALUE EQ/LARGE CAP
                                                       EQUITY INDEX*     VALUE PLUS*     OPPORTUNITIES*   CORE PLUS *
                                                      ---------------- ---------------- ----------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $55,014,490      $25,747,657       $14,033,331     $4,344,327
Receivable for The Trusts shares sold................        13,390            5,581             2,177            358
Receivable for policy-related transactions...........            --               --                --             --
                                                        -----------      -----------       -----------     ----------
   Total assets......................................    55,027,880       25,753,238        14,035,508      4,344,685
                                                        -----------      -----------       -----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --               --                --             --
Payable for policy-related transactions..............        13,390            5,581             1,431            358
                                                        -----------      -----------       -----------     ----------
   Total liabilities.................................        13,390            5,581             1,431            358
                                                        -----------      -----------       -----------     ----------
NET ASSETS...........................................   $55,014,490      $25,747,657       $14,034,077     $4,344,327
                                                        ===========      ===========       ===========     ==========

NET ASSETS:
Accumulation Units...................................   $54,984,903      $25,718,989       $14,034,076     $4,338,242
Retained by AXA Equitable in Separate Account No. 45.        29,587           28,668                 1          6,085
                                                        -----------      -----------       -----------     ----------
TOTAL NET ASSETS.....................................   $55,014,490      $25,747,657       $14,034,077     $4,344,327
                                                        ===========      ===========       ===========     ==========

Investments in shares of The Trusts, at cost.........   $75,117,877      $35,760,899       $16,982,118     $5,424,996
The Trusts shares held
   Class A...........................................       874,116               --                --             --
   Class B...........................................     6,768,366        2,688,032         1,529,588        658,285

                                                      EQ/LARGE CAP  EQ/LARGE CAP
                                                      GROWTH INDEX* GROWTH PLUS*
                                                      ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $39,791,856  $46,168,079
Receivable for The Trusts shares sold................        6,754       55,507
Receivable for policy-related transactions...........           --           --
                                                       -----------  -----------
   Total assets......................................   39,798,610   46,223,586
                                                       -----------  -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --           --
Payable for policy-related transactions..............        6,754       55,507
                                                       -----------  -----------
   Total liabilities.................................        6,754       55,507
                                                       -----------  -----------
NET ASSETS...........................................  $39,791,856  $46,168,079
                                                       ===========  ===========

NET ASSETS:
Accumulation Units...................................  $39,772,910  $46,147,090
Retained by AXA Equitable in Separate Account No. 45.       18,946       20,989
                                                       -----------  -----------
TOTAL NET ASSETS.....................................  $39,791,856  $46,168,079
                                                       ===========  ===========

Investments in shares of The Trusts, at cost.........  $33,917,579  $49,576,739
The Trusts shares held
   Class A...........................................           --           --
   Class B...........................................    4,586,656    2,892,458

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                   EQ/MFS
                                                      EQ/LARGE CAP EQ/LARGE CAP EQ/LORD ABBETT  INTERNATIONAL
                                                      VALUE INDEX* VALUE PLUS*  LARGE CAP CORE*    GROWTH*    EQ/MID CAP INDEX*
                                                      ------------ ------------ --------------- ------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $5,291,795  $140,760,011   $4,298,174     $10,199,127     $26,864,457
Receivable for The Trusts shares sold................          --        53,179          486          30,316          16,171
Receivable for policy-related transactions...........       3,399            --           --              --              --
                                                       ----------  ------------   ----------     -----------     -----------
   Total assets......................................   5,295,194   140,813,190    4,298,660      10,229,443      26,880,628
                                                       ----------  ------------   ----------     -----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       3,399            --           --              --              --
Payable for policy-related transactions..............          --        53,179          486          30,316          16,171
                                                       ----------  ------------   ----------     -----------     -----------
   Total liabilities.................................       3,399        53,179          486          30,316          16,171
                                                       ----------  ------------   ----------     -----------     -----------
NET ASSETS...........................................  $5,291,795  $140,760,011   $4,298,174     $10,199,127     $26,864,457
                                                       ==========  ============   ==========     ===========     ===========

NET ASSETS:
Accumulation Units...................................  $5,289,061  $140,696,297   $4,297,194     $10,197,415     $26,853,245
Retained by AXA Equitable in Separate Account No. 45.       2,734        63,714          980           1,712          11,212
                                                       ----------  ------------   ----------     -----------     -----------
TOTAL NET ASSETS.....................................  $5,291,795  $140,760,011   $4,298,174     $10,199,127     $26,864,457
                                                       ==========  ============   ==========     ===========     ===========

Investments in shares of The Trusts, at cost.........  $4,923,853  $204,108,279   $4,315,956     $10,371,150     $29,916,914
The Trusts shares held
   Class A...........................................          --     1,298,114           --              --              --
   Class B...........................................   1,026,661    13,470,241      391,317       1,825,015       3,336,545

                                                      EQ/MID CAP
                                                      VALUE PLUS*
                                                      -----------
ASSETS:
Investments in shares of The Trusts, at fair value... $51,157,839
Receivable for The Trusts shares sold................      10,795
Receivable for policy-related transactions...........          --
                                                      -----------
   Total assets......................................  51,168,634
                                                      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --
Payable for policy-related transactions..............      10,795
                                                      -----------
   Total liabilities.................................      10,795
                                                      -----------
NET ASSETS........................................... $51,157,839
                                                      ===========

NET ASSETS:
Accumulation Units................................... $51,128,899
Retained by AXA Equitable in Separate Account No. 45.      28,940
                                                      -----------
TOTAL NET ASSETS..................................... $51,157,839
                                                      ===========

Investments in shares of The Trusts, at cost......... $60,638,568
The Trusts shares held
   Class A...........................................          --
   Class B...........................................   5,729,295

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                           EQ/MORGAN
                                                                         EQ/MONTAG &    STANLEY MID CAP EQ/MUTUAL LARGE
                                                      EQ/MONEY MARKET* CALDWELL GROWTH*     GROWTH*       CAP EQUITY*
                                                      ---------------- ---------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $65,042,563       $6,111,309      $19,053,331     $3,020,482
Receivable for The Trusts shares sold................       569,745            8,977           83,903            122
Receivable for policy-related transactions...........            --               --               --             --
                                                        -----------       ----------      -----------     ----------
   Total assets......................................    65,612,308        6,120,286       19,137,234      3,020,604
                                                        -----------       ----------      -----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --               --               --             --
Payable for policy-related transactions..............       569,745            8,977           84,649            122
                                                        -----------       ----------      -----------     ----------
   Total liabilities.................................       569,745            8,977           84,649            122
                                                        -----------       ----------      -----------     ----------
NET ASSETS...........................................   $65,042,563       $6,111,309      $19,052,585     $3,020,482
                                                        ===========       ==========      ===========     ==========

NET ASSETS:
Accumulation Units...................................   $65,016,897       $6,108,994      $19,050,052     $3,020,228
Retained by AXA Equitable in Separate Account No. 45.        25,666            2,315            2,533            254
                                                        -----------       ----------      -----------     ----------
TOTAL NET ASSETS.....................................   $65,042,563       $6,111,309      $19,052,585     $3,020,482
                                                        ===========       ==========      ===========     ==========

Investments in shares of The Trusts, at cost.........   $65,048,263       $5,114,531      $19,879,726     $3,243,925
The Trusts shares held
   Class A...........................................     5,062,320               --               --             --
   Class B...........................................    59,978,117          975,388        1,309,921        362,717

                                                      EQ/OPPENHEIMER EQ/PIMCO ULTRA
                                                         GLOBAL*      SHORT BOND*
                                                      -------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $6,667,053    $32,205,683
Receivable for The Trusts shares sold................        1,439         24,033
Receivable for policy-related transactions...........           --             --
                                                        ----------    -----------
   Total assets......................................    6,668,492     32,229,716
                                                        ----------    -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --             --
Payable for policy-related transactions..............        1,439         24,033
                                                        ----------    -----------
   Total liabilities.................................        1,439         24,033
                                                        ----------    -----------
NET ASSETS...........................................   $6,667,053    $32,205,683
                                                        ==========    ===========

NET ASSETS:
Accumulation Units...................................   $6,666,693    $32,203,379
Retained by AXA Equitable in Separate Account No. 45.          360          2,304
                                                        ----------    -----------
TOTAL NET ASSETS.....................................   $6,667,053    $32,205,683
                                                        ==========    ===========

Investments in shares of The Trusts, at cost.........   $7,186,303    $32,398,919
The Trusts shares held
   Class A...........................................           --             --
   Class B...........................................      696,756      3,257,893

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      EQ/QUALITY     EQ/SMALL    EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH
                                                      BOND PLUS*  COMPANY INDEX*  GROWTH STOCK*   GLOBAL EQUITY*   & INCOME*
                                                      ----------- -------------- ---------------- -------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $15,067,031  $16,984,073     $13,284,576      $2,537,182    $1,832,206
Receivable for The Trusts shares sold................         788        5,503           1,033             102            98
Receivable for policy-related transactions...........          --           --              --              --            --
                                                      -----------  -----------     -----------      ----------    ----------
   Total assets......................................  15,067,819   16,989,576      13,285,609       2,537,284     1,832,304
                                                      -----------  -----------     -----------      ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --           --              --              --            --
Payable for policy-related transactions..............         788        5,503           1,033             102            98
                                                      -----------  -----------     -----------      ----------    ----------
   Total liabilities.................................         788        5,503           1,033             102            98
                                                      -----------  -----------     -----------      ----------    ----------
NET ASSETS........................................... $15,067,031  $16,984,073     $13,284,576      $2,537,182    $1,832,206
                                                      ===========  ===========     ===========      ==========    ==========

NET ASSETS:
Accumulation Units................................... $15,058,978  $16,963,922     $13,266,227      $2,537,146    $1,828,680
Retained by AXA Equitable in Separate Account No. 45.       8,053       20,151          18,349              36         3,526
                                                      -----------  -----------     -----------      ----------    ----------
TOTAL NET ASSETS..................................... $15,067,031  $16,984,073     $13,284,576      $2,537,182    $1,832,206
                                                      ===========  ===========     ===========      ==========    ==========

Investments in shares of The Trusts, at cost......... $16,123,031  $17,223,773     $12,356,204      $2,523,470    $1,767,633
The Trusts shares held
   Class B...........................................   1,791,734    1,871,652         658,603         326,869       319,397

                                                      EQ/VAN KAMPEN
                                                        COMSTOCK*
                                                      -------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $5,131,937
Receivable for The Trusts shares sold................          --
Receivable for policy-related transactions...........      98,783
                                                       ----------
   Total assets......................................   5,230,720
                                                       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      98,783
Payable for policy-related transactions..............          --
                                                       ----------
   Total liabilities.................................      98,783
                                                       ----------
NET ASSETS...........................................  $5,131,937
                                                       ==========

NET ASSETS:
Accumulation Units...................................  $5,125,925
Retained by AXA Equitable in Separate Account No. 45.       6,012
                                                       ----------
TOTAL NET ASSETS.....................................  $5,131,937
                                                       ==========

Investments in shares of The Trusts, at cost.........  $4,452,039
The Trusts shares held
   Class B...........................................     556,131

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                     MULTIMANAGER   MULTIMANAGER
                                                      EQ/WELLS FARGO    MULTIMANAGER    MULTIMANAGER INTERNATIONAL LARGE CAP CORE
                                                      OMEGA GROWTH*  AGGRESSIVE EQUITY*  CORE BOND*     EQUITY*       EQUITY*
                                                      -------------- ------------------ ------------ ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $18,088,373      $30,060,665     $41,540,964   $ 8,510,749    $3,211,581
Receivable for The Trusts shares sold................        1,358            4,467         254,307         1,641           168
Receivable for policy-related transactions...........           --               --              --            --            --
                                                       -----------      -----------     -----------   -----------    ----------
   Total assets......................................   18,089,731       30,065,132      41,795,271     8,512,390     3,211,749
                                                       -----------      -----------     -----------   -----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --               --              --            --            --
Payable for policy-related transactions..............        1,358            4,467         254,307         1,641           168
                                                       -----------      -----------     -----------   -----------    ----------
   Total liabilities.................................        1,358            4,467         254,307         1,641           168
                                                       -----------      -----------     -----------   -----------    ----------
NET ASSETS...........................................  $18,088,373      $30,060,665     $41,540,964   $ 8,510,749    $3,211,581
                                                       ===========      ===========     ===========   ===========    ==========

NET ASSETS:
Accumulation Units...................................  $18,084,322      $30,018,668     $41,500,846   $ 8,500,412    $3,118,400
Retained by AXA Equitable in Separate Account No. 45.        4,051           41,997          40,118        10,337        93,181
                                                       -----------      -----------     -----------   -----------    ----------
TOTAL NET ASSETS.....................................  $18,088,373      $30,060,665     $41,540,964   $ 8,510,749    $3,211,581
                                                       ===========      ===========     ===========   ===========    ==========

Investments in shares of The Trusts, at cost.........  $17,730,142      $34,006,020     $41,845,075   $11,493,321    $3,562,424
The Trusts shares held
   Class A...........................................           --          227,368              --            --            --
   Class B...........................................    1,907,988          963,861       3,972,360       960,865       342,009

                                                        MULTIMANAGER
                                                      LARGE CAP VALUE*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $8,439,836
Receivable for The Trusts shares sold................           843
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     8,440,679
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............           843
                                                         ----------
   Total liabilities.................................           843
                                                         ----------
NET ASSETS...........................................    $8,439,836
                                                         ==========

NET ASSETS:
Accumulation Units...................................    $8,431,147
Retained by AXA Equitable in Separate Account No. 45.         8,689
                                                         ----------
TOTAL NET ASSETS.....................................    $8,439,836
                                                         ==========

Investments in shares of The Trusts, at cost.........    $9,309,725
The Trusts shares held
   Class A...........................................            --
   Class B...........................................       923,543

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                       MULTIMANAGER    MULTIMANAGER     MULTIMANAGER      MULTIMANAGER
                                                      MID CAP GROWTH* MID CAP VALUE* MULTI-SECTOR BOND* SMALL CAP GROWTH*
                                                      --------------- -------------- ------------------ -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $9,327,815     $10,371,746      $38,848,551        $3,681,338
Receivable for The Trusts shares sold................        2,809           1,188               --               513
Receivable for policy-related transactions...........           --              --          185,569                --
                                                        ----------     -----------      -----------        ----------
   Total assets......................................    9,330,624      10,372,934       39,034,120         3,681,851
                                                        ----------     -----------      -----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --              --          185,569                --
Payable for policy-related transactions..............        2,809           1,188               --               513
                                                        ----------     -----------      -----------        ----------
   Total liabilities.................................        2,809           1,188          185,569               513
                                                        ----------     -----------      -----------        ----------
NET ASSETS...........................................   $9,327,815     $10,371,746      $38,848,551        $3,681,338
                                                        ==========     ===========      ===========        ==========

NET ASSETS:
Accumulation Units...................................   $9,311,226     $10,363,958      $38,824,028        $3,611,366
Retained by AXA Equitable in Separate Account No. 45.       16,589           7,788           24,523            69,972
                                                        ----------     -----------      -----------        ----------
TOTAL NET ASSETS.....................................   $9,327,815     $10,371,746      $38,848,551        $3,681,338
                                                        ==========     ===========      ===========        ==========

Investments in shares of The Trusts, at cost.........   $8,923,492     $ 9,261,003      $47,862,194        $3,618,747
The Trusts shares held
   Class A...........................................           --              --          368,130                --
   Class B...........................................    1,126,569       1,212,598        9,576,301           494,587

                                                        MULTIMANAGER   MULTIMANAGER
                                                      SMALL CAP VALUE* TECHNOLOGY*
                                                      ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $9,538,725    $19,924,258
Receivable for The Trusts shares sold................           695          2,077
Receivable for policy-related transactions...........            --             --
                                                         ----------    -----------
   Total assets......................................     9,539,420     19,926,335
                                                         ----------    -----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             --
Payable for policy-related transactions..............           695          2,077
                                                         ----------    -----------
   Total liabilities.................................           695          2,077
                                                         ----------    -----------
NET ASSETS...........................................    $9,538,725    $19,924,258
                                                         ==========    ===========

NET ASSETS:
Accumulation Units...................................    $9,521,433    $19,862,226
Retained by AXA Equitable in Separate Account No. 45.        17,292         62,032
                                                         ----------    -----------
TOTAL NET ASSETS.....................................    $9,538,725    $19,924,258
                                                         ==========    ===========

Investments in shares of The Trusts, at cost.........    $9,367,685    $17,556,828
The Trusts shares held
   Class A...........................................            --             --
   Class B...........................................       971,963      1,634,230

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                       --------- -------------- ---------- -----------
AXA AGGRESSIVE ALLOCATION.............   0.50%         B          $11.31         --
AXA AGGRESSIVE ALLOCATION.............   1.15%         B          $10.74        454
AXA AGGRESSIVE ALLOCATION.............   1.35%         B          $10.57        678
AXA AGGRESSIVE ALLOCATION.............   1.55%         B          $10.40        610
AXA AGGRESSIVE ALLOCATION.............   1.60%         B          $10.36        142
AXA AGGRESSIVE ALLOCATION.............   1.70%         B          $11.38         --

AXA CONSERVATIVE ALLOCATION...........   0.50%         B          $12.33         --
AXA CONSERVATIVE ALLOCATION...........   1.15%         B          $11.71      1,263
AXA CONSERVATIVE ALLOCATION...........   1.35%         B          $11.53      1,400
AXA CONSERVATIVE ALLOCATION...........   1.55%         B          $11.34      1,345
AXA CONSERVATIVE ALLOCATION...........   1.60%         B          $11.30        480
AXA CONSERVATIVE ALLOCATION...........   1.70%         B          $11.73         10

AXA CONSERVATIVE-PLUS ALLOCATION......   0.50%         B          $11.96         --
AXA CONSERVATIVE-PLUS ALLOCATION......   1.15%         B          $11.36        788
AXA CONSERVATIVE-PLUS ALLOCATION......   1.35%         B          $11.18        909
AXA CONSERVATIVE-PLUS ALLOCATION......   1.55%         B          $11.00        933
AXA CONSERVATIVE-PLUS ALLOCATION......   1.60%         B          $10.96        791
AXA CONSERVATIVE-PLUS ALLOCATION......   1.70%         B          $11.56          7

AXA MODERATE ALLOCATION...............   1.15%         A          $52.70        476
AXA MODERATE ALLOCATION...............   0.50%         B          $58.54          1
AXA MODERATE ALLOCATION...............   1.15%         B          $49.39        652
AXA MODERATE ALLOCATION...............   1.35%         B          $46.86      1,547
AXA MODERATE ALLOCATION...............   1.55%         B          $44.46      1,283
AXA MODERATE ALLOCATION...............   1.60%         B          $43.87        709
AXA MODERATE ALLOCATION...............   1.70%         B          $42.73          3

AXA MODERATE-PLUS ALLOCATION..........   0.50%         B          $11.86         --
AXA MODERATE-PLUS ALLOCATION..........   1.15%         B          $11.26      1,735
AXA MODERATE-PLUS ALLOCATION..........   1.35%         B          $11.08      2,807
AXA MODERATE-PLUS ALLOCATION..........   1.55%         B          $10.91      3,067
AXA MODERATE-PLUS ALLOCATION..........   1.60%         B          $10.86      1,076
AXA MODERATE-PLUS ALLOCATION..........   1.70%         B          $11.90          2

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   1.15%         A          $21.02         83
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.50%         B          $22.33          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   1.15%         B          $20.29        496
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   1.35%         B          $19.69        563
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   1.55%         B          $19.11      1,080
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   1.60%         B          $18.97        320
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   1.70%         B          $18.69          6

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..   0.50%         B          $ 9.28         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..   1.15%         B          $ 8.96         43
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..   1.35%         B          $ 8.86         54
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..   1.55%         B          $ 8.77         26
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..   1.60%         B          $ 8.74         31
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..   1.70%         B          $ 8.70         --

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.50%         B          $23.31          1
EQ/BLACKROCK BASIC VALUE EQUITY.......   1.15%         B          $21.18        630

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                  --------- -------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY..   1.35%         B         $ 20.56      1,106
EQ/BLACKROCK BASIC VALUE EQUITY..   1.55%         B         $ 19.95        945
EQ/BLACKROCK BASIC VALUE EQUITY..   1.60%         B         $ 19.81        417
EQ/BLACKROCK BASIC VALUE EQUITY..   1.70%         B         $ 19.51          8

EQ/BOSTON ADVISORS EQUITY INCOME.   0.50%         B         $  6.39         --
EQ/BOSTON ADVISORS EQUITY INCOME.   1.15%         B         $  5.87        248
EQ/BOSTON ADVISORS EQUITY INCOME.   1.35%         B         $  5.71        433
EQ/BOSTON ADVISORS EQUITY INCOME.   1.55%         B         $  5.57        348
EQ/BOSTON ADVISORS EQUITY INCOME.   1.60%         B         $  5.53        154
EQ/BOSTON ADVISORS EQUITY INCOME.   1.70%         B         $  5.46          1

EQ/CALVERT SOCIALLY RESPONSIBLE..   0.50%         B         $  8.52         --
EQ/CALVERT SOCIALLY RESPONSIBLE..   1.15%         B         $  7.85          5
EQ/CALVERT SOCIALLY RESPONSIBLE..   1.35%         B         $  7.66         19
EQ/CALVERT SOCIALLY RESPONSIBLE..   1.55%         B         $  7.47         52
EQ/CALVERT SOCIALLY RESPONSIBLE..   1.60%         B         $  7.42          4
EQ/CALVERT SOCIALLY RESPONSIBLE..   1.70%         B         $  7.33         --

EQ/CAPITAL GUARDIAN RESEARCH.....   0.50%         B         $ 13.22          1
EQ/CAPITAL GUARDIAN RESEARCH.....   1.15%         B         $ 12.17        574
EQ/CAPITAL GUARDIAN RESEARCH.....   1.35%         B         $ 11.86      1,084
EQ/CAPITAL GUARDIAN RESEARCH.....   1.55%         B         $ 11.56        739
EQ/CAPITAL GUARDIAN RESEARCH.....   1.60%         B         $ 11.49        341
EQ/CAPITAL GUARDIAN RESEARCH.....   1.70%         B         $ 11.34          1

EQ/COMMON STOCK INDEX............   1.15%         A         $242.44        105
EQ/COMMON STOCK INDEX............   0.50%         B         $295.27          4
EQ/COMMON STOCK INDEX............   1.15%         B         $233.35        176
EQ/COMMON STOCK INDEX............   1.35%         B         $216.98        299
EQ/COMMON STOCK INDEX............   1.55%         B         $201.73        155
EQ/COMMON STOCK INDEX............   1.60%         B         $198.08         78
EQ/COMMON STOCK INDEX............   1.70%         B         $191.00          1

EQ/CORE BOND INDEX...............   0.50%         B         $ 16.14          1
EQ/CORE BOND INDEX...............   1.15%         B         $ 14.72        365
EQ/CORE BOND INDEX...............   1.35%         B         $ 14.31        568
EQ/CORE BOND INDEX...............   1.55%         B         $ 13.91        662
EQ/CORE BOND INDEX...............   1.60%         B         $ 13.81        422
EQ/CORE BOND INDEX...............   1.70%         B         $ 13.62          5

EQ/DAVIS NEW YORK VENTURE........   0.50%         B         $  9.46         --
EQ/DAVIS NEW YORK VENTURE........   1.15%         B         $  9.13        147
EQ/DAVIS NEW YORK VENTURE........   1.35%         B         $  9.04        111
EQ/DAVIS NEW YORK VENTURE........   1.55%         B         $  8.94        191
EQ/DAVIS NEW YORK VENTURE........   1.60%         B         $  8.91         36
EQ/DAVIS NEW YORK VENTURE........   1.70%         B         $  8.87          3

EQ/EQUITY 500 INDEX..............   1.15%         A         $ 28.95         --
EQ/EQUITY 500 INDEX..............   0.50%         B         $ 31.37         --
EQ/EQUITY 500 INDEX..............   1.15%         B         $ 27.91        351
EQ/EQUITY 500 INDEX..............   1.35%         B         $ 26.92      1,051
EQ/EQUITY 500 INDEX..............   1.55%         B         $ 25.96        590
EQ/EQUITY 500 INDEX..............   1.60%         B         $ 25.73        288
EQ/EQUITY 500 INDEX..............   1.70%         B         $ 25.27          4

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                       --------- -------------- ---------- -----------
EQ/EQUITY GROWTH PLUS.................   0.50%         B          $15.79          0
EQ/EQUITY GROWTH PLUS.................   1.15%         B          $14.75        342
EQ/EQUITY GROWTH PLUS.................   1.35%         B          $14.45        696
EQ/EQUITY GROWTH PLUS.................   1.55%         B          $14.15        591
EQ/EQUITY GROWTH PLUS.................   1.60%         B          $14.08        229
EQ/EQUITY GROWTH PLUS.................   1.70%         B          $13.93          3

EQ/FRANKLIN CORE BALANCED.............   0.50%         B          $10.32         --
EQ/FRANKLIN CORE BALANCED.............   1.15%         B          $ 9.97        274
EQ/FRANKLIN CORE BALANCED.............   1.35%         B          $ 9.86        470
EQ/FRANKLIN CORE BALANCED.............   1.55%         B          $ 9.75        520
EQ/FRANKLIN CORE BALANCED.............   1.60%         B          $ 9.73        217
EQ/FRANKLIN CORE BALANCED.............   1.70%         B          $ 9.68          3

EQ/FRANKLIN TEMPLETON ALLOCATION......   0.50%         B          $ 8.02         --
EQ/FRANKLIN TEMPLETON ALLOCATION......   1.15%         B          $ 7.78        113
EQ/FRANKLIN TEMPLETON ALLOCATION......   1.35%         B          $ 7.71        299
EQ/FRANKLIN TEMPLETON ALLOCATION......   1.55%         B          $ 7.64        248
EQ/FRANKLIN TEMPLETON ALLOCATION......   1.60%         B          $ 7.62        110
EQ/FRANKLIN TEMPLETON ALLOCATION......   1.70%         B          $ 7.58         --

EQ/GAMCO MERGERS AND ACQUISITIONS.....   0.50%         B          $13.28         43
EQ/GAMCO MERGERS AND ACQUISITIONS.....   1.15%         B          $12.72         77
EQ/GAMCO MERGERS AND ACQUISITIONS.....   1.35%         B          $12.54        168
EQ/GAMCO MERGERS AND ACQUISITIONS.....   1.55%         B          $12.38        184
EQ/GAMCO MERGERS AND ACQUISITIONS.....   1.60%         B          $12.33         70
EQ/GAMCO MERGERS AND ACQUISITIONS.....   1.70%         B          $12.25          3

EQ/GAMCO SMALL COMPANY VALUE..........   0.50%         B          $43.10         32
EQ/GAMCO SMALL COMPANY VALUE..........   1.15%         B          $36.97        168
EQ/GAMCO SMALL COMPANY VALUE..........   1.35%         B          $35.26        283
EQ/GAMCO SMALL COMPANY VALUE..........   1.55%         B          $33.62        300
EQ/GAMCO SMALL COMPANY VALUE..........   1.60%         B          $33.22        125
EQ/GAMCO SMALL COMPANY VALUE..........   1.70%         B          $32.44          1

EQ/GLOBAL BOND PLUS...................   0.50%         B          $12.91         --
EQ/GLOBAL BOND PLUS...................   1.15%         B          $12.40        265
EQ/GLOBAL BOND PLUS...................   1.35%         B          $12.33        404
EQ/GLOBAL BOND PLUS...................   1.55%         B          $12.09        477
EQ/GLOBAL BOND PLUS...................   1.60%         B          $12.05        267
EQ/GLOBAL BOND PLUS...................   1.70%         B          $11.97         --

EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.50%         B          $17.70          0
EQ/GLOBAL MULTI-SECTOR EQUITY.........   1.15%         B          $16.10        522
EQ/GLOBAL MULTI-SECTOR EQUITY.........   1.35%         B          $15.64      1,002
EQ/GLOBAL MULTI-SECTOR EQUITY.........   1.55%         B          $15.19        908
EQ/GLOBAL MULTI-SECTOR EQUITY.........   1.60%         B          $15.08        391
EQ/GLOBAL MULTI-SECTOR EQUITY.........   1.70%         B          $14.86          2

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   1.15%         A          $22.74         99
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.50%         B          $25.11          0
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   1.15%         B          $21.92        229
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   1.35%         B          $21.02        470
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   1.55%         B          $20.15        955
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   1.60%         B          $19.94        534
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   1.70%         B          $19.52         16

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                 --------- -------------- ---------- -----------
EQ/INTERNATIONAL CORE PLUS......   0.50%         B          $11.80        132
EQ/INTERNATIONAL CORE PLUS......   1.15%         B          $10.86        186
EQ/INTERNATIONAL CORE PLUS......   1.35%         B          $10.59        323
EQ/INTERNATIONAL CORE PLUS......   1.55%         B          $10.32        327
EQ/INTERNATIONAL CORE PLUS......   1.60%         B          $10.25         89
EQ/INTERNATIONAL CORE PLUS......   1.70%         B          $10.12         --

EQ/INTERNATIONAL EQUITY INDEX...   1.15%         A          $11.95        534
EQ/INTERNATIONAL EQUITY INDEX...   0.50%         B          $12.85          1
EQ/INTERNATIONAL EQUITY INDEX...   1.15%         B          $11.51        638
EQ/INTERNATIONAL EQUITY INDEX...   1.35%         B          $11.13      1,578
EQ/INTERNATIONAL EQUITY INDEX...   1.55%         B          $10.75      1,531
EQ/INTERNATIONAL EQUITY INDEX...   1.60%         B          $10.66        671
EQ/INTERNATIONAL EQUITY INDEX...   1.70%         B          $10.48          7

EQ/INTERNATIONAL VALUE PLUS.....   0.50%         B          $17.65         --
EQ/INTERNATIONAL VALUE PLUS.....   1.15%         B          $16.03        352
EQ/INTERNATIONAL VALUE PLUS.....   1.35%         B          $15.56        588
EQ/INTERNATIONAL VALUE PLUS.....   1.55%         B          $15.11        556
EQ/INTERNATIONAL VALUE PLUS.....   1.60%         B          $15.00        169
EQ/INTERNATIONAL VALUE PLUS.....   1.70%         B          $14.77          1

EQ/JPMORGAN VALUE OPPORTUNITIES.   0.50%         B          $14.27         --
EQ/JPMORGAN VALUE OPPORTUNITIES.   1.15%         B          $12.96        322
EQ/JPMORGAN VALUE OPPORTUNITIES.   1.35%         B          $12.58        454
EQ/JPMORGAN VALUE OPPORTUNITIES.   1.55%         B          $12.21        204
EQ/JPMORGAN VALUE OPPORTUNITIES.   1.60%         B          $12.12        124
EQ/JPMORGAN VALUE OPPORTUNITIES.   1.70%         B          $11.94         13

EQ/LARGE CAP CORE PLUS..........   0.50%         B          $ 9.94          2
EQ/LARGE CAP CORE PLUS..........   1.15%         B          $ 9.13         39
EQ/LARGE CAP CORE PLUS..........   1.35%         B          $ 8.89        171
EQ/LARGE CAP CORE PLUS..........   1.55%         B          $ 8.66        190
EQ/LARGE CAP CORE PLUS..........   1.60%         B          $ 8.60         92
EQ/LARGE CAP CORE PLUS..........   1.70%         B          $ 8.49         --

EQ/LARGE CAP GROWTH INDEX.......   0.50%         B          $ 8.55         --
EQ/LARGE CAP GROWTH INDEX.......   1.15%         B          $ 7.87        427
EQ/LARGE CAP GROWTH INDEX.......   1.35%         B          $ 7.67      2,110
EQ/LARGE CAP GROWTH INDEX.......   1.55%         B          $ 7.48      1,817
EQ/LARGE CAP GROWTH INDEX.......   1.60%         B          $ 7.43        881
EQ/LARGE CAP GROWTH INDEX.......   1.70%         B          $ 7.33         14

EQ/LARGE CAP GROWTH PLUS........   0.50%         B          $16.98          1
EQ/LARGE CAP GROWTH PLUS........   1.15%         B          $15.42        572
EQ/LARGE CAP GROWTH PLUS........   1.35%         B          $14.97      1,421
EQ/LARGE CAP GROWTH PLUS........   1.55%         B          $14.53        718
EQ/LARGE CAP GROWTH PLUS........   1.60%         B          $14.42        388
EQ/LARGE CAP GROWTH PLUS........   1.70%         B          $14.21          1

EQ/LARGE CAP VALUE INDEX........   0.50%         B          $ 6.13         --
EQ/LARGE CAP VALUE INDEX........   1.15%         B          $ 5.88        157
EQ/LARGE CAP VALUE INDEX........   1.35%         B          $ 5.89        385
EQ/LARGE CAP VALUE INDEX........   1.55%         B          $ 5.74        217
EQ/LARGE CAP VALUE INDEX........   1.60%         B          $ 5.72        145
EQ/LARGE CAP VALUE INDEX........   1.70%         B          $ 5.68          5

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                  --------- -------------- ---------- -----------
EQ/LARGE CAP VALUE PLUS..........   1.15%         A          $ 6.39      1,939
EQ/LARGE CAP VALUE PLUS..........   0.50%         B          $13.18          4
EQ/LARGE CAP VALUE PLUS..........   1.15%         B          $ 6.31      3,625
EQ/LARGE CAP VALUE PLUS..........   1.15%         B          $12.02         --
EQ/LARGE CAP VALUE PLUS..........   1.35%         B          $11.68      3,714
EQ/LARGE CAP VALUE PLUS..........   1.55%         B          $11.36      3,807
EQ/LARGE CAP VALUE PLUS..........   1.60%         B          $11.28      1,625
EQ/LARGE CAP VALUE PLUS..........   1.70%         B          $11.12         39

EQ/LORD ABBETT LARGE CAP CORE....   0.50%         B          $11.61         --
EQ/LORD ABBETT LARGE CAP CORE....   1.15%         B          $11.12        115
EQ/LORD ABBETT LARGE CAP CORE....   1.35%         B          $10.97        114
EQ/LORD ABBETT LARGE CAP CORE....   1.55%         B          $10.82        121
EQ/LORD ABBETT LARGE CAP CORE....   1.60%         B          $10.78         42
EQ/LORD ABBETT LARGE CAP CORE....   1.70%         B          $10.71          1

EQ/MFS INTERNATIONAL GROWTH......   0.50%         B          $13.78         --
EQ/MFS INTERNATIONAL GROWTH......   1.15%         B          $13.19        223
EQ/MFS INTERNATIONAL GROWTH......   1.35%         B          $13.02        232
EQ/MFS INTERNATIONAL GROWTH......   1.55%         B          $12.84        219
EQ/MFS INTERNATIONAL GROWTH......   1.60%         B          $12.80        112
EQ/MFS INTERNATIONAL GROWTH......   1.70%         B          $12.71         --

EQ/MID CAP INDEX.................   0.50%         B          $12.13          2
EQ/MID CAP INDEX.................   1.15%         B          $11.26        326
EQ/MID CAP INDEX.................   1.35%         B          $11.01        610
EQ/MID CAP INDEX.................   1.55%         B          $10.76      1,101
EQ/MID CAP INDEX.................   1.60%         B          $10.70        427
EQ/MID CAP INDEX.................   1.70%         B          $10.57          4

EQ/MID CAP VALUE PLUS............   0.50%         B          $16.67          2
EQ/MID CAP VALUE PLUS............   1.15%         B          $15.14        786
EQ/MID CAP VALUE PLUS............   1.35%         B          $14.69        853
EQ/MID CAP VALUE PLUS............   1.55%         B          $14.26      1,378
EQ/MID CAP VALUE PLUS............   1.60%         B          $14.16        489
EQ/MID CAP VALUE PLUS............   1.70%         B          $13.95          7

EQ/MONEY MARKET..................   1.15%         A          $32.24        157
EQ/MONEY MARKET..................   0.00%         B          $44.43         27
EQ/MONEY MARKET..................   0.50%         B          $38.14          0
EQ/MONEY MARKET..................   1.15%         B          $31.24        328
EQ/MONEY MARKET..................   1.35%         B          $29.38        510
EQ/MONEY MARKET..................   1.55%         B          $27.61        545
EQ/MONEY MARKET..................   1.60%         B          $27.19        637
EQ/MONEY MARKET..................   1.70%         B          $26.36         44

EQ/MONTAG & CALDWELL GROWTH......   0.50%         B          $ 6.01         --
EQ/MONTAG & CALDWELL GROWTH......   1.15%         B          $ 5.51        230
EQ/MONTAG & CALDWELL GROWTH......   1.35%         B          $ 5.37        367
EQ/MONTAG & CALDWELL GROWTH......   1.55%         B          $ 5.23        438
EQ/MONTAG & CALDWELL GROWTH......   1.60%         B          $ 5.19        112
EQ/MONTAG & CALDWELL GROWTH......   1.70%         B          $ 5.13         --

EQ/MORGAN STANLEY MID CAP GROWTH.   0.50%         B          $16.32         79
EQ/MORGAN STANLEY MID CAP GROWTH.   1.15%         B          $15.62        311
EQ/MORGAN STANLEY MID CAP GROWTH.   1.35%         B          $15.41        333

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                  --------- -------------- ---------- -----------
EQ/MORGAN STANLEY MID CAP GROWTH.   1.55%         B          $15.20        354
EQ/MORGAN STANLEY MID CAP GROWTH.   1.60%         B          $15.15        157
EQ/MORGAN STANLEY MID CAP GROWTH.   1.70%         B          $15.05          2

EQ/MUTUAL LARGE CAP EQUITY.......   0.50%         B          $ 8.82         --
EQ/MUTUAL LARGE CAP EQUITY.......   1.15%         B          $ 8.52         73
EQ/MUTUAL LARGE CAP EQUITY.......   1.35%         B          $ 8.42        157
EQ/MUTUAL LARGE CAP EQUITY.......   1.55%         B          $ 8.33         88
EQ/MUTUAL LARGE CAP EQUITY.......   1.60%         B          $ 8.31         41
EQ/MUTUAL LARGE CAP EQUITY.......   1.70%         B          $ 8.27         --

EQ/OPPENHEIMER GLOBAL............   0.50%         B          $ 9.91         --
EQ/OPPENHEIMER GLOBAL............   1.15%         B          $ 9.57        132
EQ/OPPENHEIMER GLOBAL............   1.35%         B          $ 9.47        256
EQ/OPPENHEIMER GLOBAL............   1.55%         B          $ 9.37        227
EQ/OPPENHEIMER GLOBAL............   1.60%         B          $ 9.35         90
EQ/OPPENHEIMER GLOBAL............   1.70%         B          $ 9.30          1

EQ/PIMCO ULTRA SHORT BOND........   0.50%         B          $11.32         --
EQ/PIMCO ULTRA SHORT BOND........   1.15%         B          $10.83        626
EQ/PIMCO ULTRA SHORT BOND........   1.35%         B          $10.69        919
EQ/PIMCO ULTRA SHORT BOND........   1.55%         B          $10.54      1,017
EQ/PIMCO ULTRA SHORT BOND........   1.60%         B          $10.51        447
EQ/PIMCO ULTRA SHORT BOND........   1.70%         B          $10.44         16

EQ/QUALITY BOND PLUS.............   0.50%         B          $19.94         --
EQ/QUALITY BOND PLUS.............   1.15%         B          $17.70        178
EQ/QUALITY BOND PLUS.............   1.35%         B          $17.05        260
EQ/QUALITY BOND PLUS.............   1.55%         B          $16.43        289
EQ/QUALITY BOND PLUS.............   1.60%         B          $16.28        162
EQ/QUALITY BOND PLUS.............   1.70%         B          $15.98          5

EQ/SMALL COMPANY INDEX...........   0.50%         B          $17.79         --
EQ/SMALL COMPANY INDEX...........   1.15%         B          $16.23        192
EQ/SMALL COMPANY INDEX...........   1.35%         B          $15.78        434
EQ/SMALL COMPANY INDEX...........   1.55%         B          $15.33        337
EQ/SMALL COMPANY INDEX...........   1.60%         B          $15.23        118
EQ/SMALL COMPANY INDEX...........   1.70%         B          $15.01          2

EQ/T. ROWE PRICE GROWTH STOCK....   0.50%         B          $19.02          1
EQ/T. ROWE PRICE GROWTH STOCK....   1.15%         B          $16.32         94
EQ/T. ROWE PRICE GROWTH STOCK....   1.35%         B          $15.56        187
EQ/T. ROWE PRICE GROWTH STOCK....   1.55%         B          $14.84        358
EQ/T. ROWE PRICE GROWTH STOCK....   1.60%         B          $14.66        238
EQ/T. ROWE PRICE GROWTH STOCK....   1.70%         B          $14.32          1

EQ/TEMPLETON GLOBAL EQUITY.......   0.50%         B          $ 8.18         --
EQ/TEMPLETON GLOBAL EQUITY.......   1.15%         B          $ 7.90         77
EQ/TEMPLETON GLOBAL EQUITY.......   1.35%         B          $ 7.82        118
EQ/TEMPLETON GLOBAL EQUITY.......   1.55%         B          $ 7.73         89
EQ/TEMPLETON GLOBAL EQUITY.......   1.60%         B          $ 7.71         40
EQ/TEMPLETON GLOBAL EQUITY.......   1.70%         B          $ 7.67         --

EQ/UBS GROWTH & INCOME...........   0.50%         B          $ 5.77         --
EQ/UBS GROWTH & INCOME...........   1.15%         B          $ 5.29         45
EQ/UBS GROWTH & INCOME...........   1.35%         B          $ 5.16        126
EQ/UBS GROWTH & INCOME...........   1.55%         B          $ 5.02        129

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                    --------- -------------- ---------- -----------
EQ/UBS GROWTH & INCOME.............   1.60%         B          $ 4.99         59
EQ/UBS GROWTH & INCOME.............   1.70%         B          $ 4.92         --

EQ/VAN KAMPEN COMSTOCK.............   0.50%         B          $10.52        176
EQ/VAN KAMPEN COMSTOCK.............   1.15%         B          $10.07         44
EQ/VAN KAMPEN COMSTOCK.............   1.35%         B          $ 9.93        123
EQ/VAN KAMPEN COMSTOCK.............   1.55%         B          $ 9.80        118
EQ/VAN KAMPEN COMSTOCK.............   1.60%         B          $ 9.76         46
EQ/VAN KAMPEN COMSTOCK.............   1.70%         B          $ 9.70         --

EQ/WELLS FARGO OMEGA GROWTH........   0.50%         B          $11.63        152
EQ/WELLS FARGO OMEGA GROWTH........   1.15%         B          $10.68        377
EQ/WELLS FARGO OMEGA GROWTH........   1.35%         B          $10.41        419
EQ/WELLS FARGO OMEGA GROWTH........   1.55%         B          $10.13        528
EQ/WELLS FARGO OMEGA GROWTH........   1.60%         B          $10.07        255
EQ/WELLS FARGO OMEGA GROWTH........   1.70%         B          $ 9.94         --

MULTIMANAGER AGGRESSIVE EQUITY.....   1.15%         A          $54.82        118
MULTIMANAGER AGGRESSIVE EQUITY.....   0.50%         B          $62.56         --
MULTIMANAGER AGGRESSIVE EQUITY.....   1.15%         B          $52.78        132
MULTIMANAGER AGGRESSIVE EQUITY.....   1.35%         B          $50.08        170
MULTIMANAGER AGGRESSIVE EQUITY.....   1.55%         B          $47.51        105
MULTIMANAGER AGGRESSIVE EQUITY.....   1.60%         B          $46.89         64
MULTIMANAGER AGGRESSIVE EQUITY.....   1.70%         B          $45.67          1

MULTIMANAGER CORE BOND.............   0.50%         B          $15.52        109
MULTIMANAGER CORE BOND.............   1.15%         B          $14.53        528
MULTIMANAGER CORE BOND.............   1.35%         B          $14.24        798
MULTIMANAGER CORE BOND.............   1.55%         B          $13.96      1,005
MULTIMANAGER CORE BOND.............   1.60%         B          $13.88        485
MULTIMANAGER CORE BOND.............   1.70%         B          $13.74          2

MULTIMANAGER INTERNATIONAL EQUITY..   0.50%         B          $11.66          1
MULTIMANAGER INTERNATIONAL EQUITY..   1.15%         B          $10.92        144
MULTIMANAGER INTERNATIONAL EQUITY..   1.35%         B          $10.70        246
MULTIMANAGER INTERNATIONAL EQUITY..   1.55%         B          $10.49        262
MULTIMANAGER INTERNATIONAL EQUITY..   1.60%         B          $10.43        147
MULTIMANAGER INTERNATIONAL EQUITY..   1.70%         B          $10.33         --

MULTIMANAGER LARGE CAP CORE EQUITY.   0.50%         B          $10.91         --
MULTIMANAGER LARGE CAP CORE EQUITY.   1.15%         B          $10.22         34
MULTIMANAGER LARGE CAP CORE EQUITY.   1.35%         B          $10.01         82
MULTIMANAGER LARGE CAP CORE EQUITY.   1.55%         B          $ 9.81        156
MULTIMANAGER LARGE CAP CORE EQUITY.   1.60%         B          $ 9.76         42
MULTIMANAGER LARGE CAP CORE EQUITY.   1.70%         B          $ 9.67         --

MULTIMANAGER LARGE CAP VALUE.......   0.50%         B          $12.44         --
MULTIMANAGER LARGE CAP VALUE.......   1.15%         B          $11.65        116
MULTIMANAGER LARGE CAP VALUE.......   1.35%         B          $11.42        241
MULTIMANAGER LARGE CAP VALUE.......   1.55%         B          $11.19        291
MULTIMANAGER LARGE CAP VALUE.......   1.60%         B          $11.13         96
MULTIMANAGER LARGE CAP VALUE.......   1.70%         B          $11.02         --

MULTIMANAGER MID CAP GROWTH........   0.50%         B          $11.64         --
MULTIMANAGER MID CAP GROWTH........   1.15%         B          $10.90        192
MULTIMANAGER MID CAP GROWTH........   1.35%         B          $10.68        207
MULTIMANAGER MID CAP GROWTH........   1.55%         B          $10.47        349

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES**   SHARE CLASS* UNIT VALUE   (000'S)
                                --------- -------------- ---------- -----------
MULTIMANAGER MID CAP GROWTH....   1.60%         B          $10.42       128
MULTIMANAGER MID CAP GROWTH....   1.70%         B          $10.31         2

MULTIMANAGER MID CAP VALUE.....   0.50%         B          $14.20         0
MULTIMANAGER MID CAP VALUE.....   1.15%         B          $13.29       146
MULTIMANAGER MID CAP VALUE.....   1.35%         B          $13.03       211
MULTIMANAGER MID CAP VALUE.....   1.55%         B          $12.77       314
MULTIMANAGER MID CAP VALUE.....   1.60%         B          $12.70       126
MULTIMANAGER MID CAP VALUE.....   1.70%         B          $12.57         4

MULTIMANAGER MULTI-SECTOR BOND.   1.15%         A          $32.15        45
MULTIMANAGER MULTI-SECTOR BOND.   0.50%         B          $36.45         0
MULTIMANAGER MULTI-SECTOR BOND.   1.15%         B          $30.94       204
MULTIMANAGER MULTI-SECTOR BOND.   1.35%         B          $29.42       448
MULTIMANAGER MULTI-SECTOR BOND.   1.55%         B          $27.96       445
MULTIMANAGER MULTI-SECTOR BOND.   1.60%         B          $27.61       197
MULTIMANAGER MULTI-SECTOR BOND.   1.70%         B          $26.92         1

MULTIMANAGER SMALL CAP GROWTH..   0.50%         B          $ 7.99        --
MULTIMANAGER SMALL CAP GROWTH..   1.15%         B          $ 7.33        82
MULTIMANAGER SMALL CAP GROWTH..   1.35%         B          $ 7.14       192
MULTIMANAGER SMALL CAP GROWTH..   1.55%         B          $ 6.95       161
MULTIMANAGER SMALL CAP GROWTH..   1.60%         B          $ 6.91        75
MULTIMANAGER SMALL CAP GROWTH..   1.70%         B          $ 6.81        --

MULTIMANAGER SMALL CAP VALUE...   0.50%         B          $16.62         1
MULTIMANAGER SMALL CAP VALUE...   1.15%         B          $15.16       119
MULTIMANAGER SMALL CAP VALUE...   1.35%         B          $14.74       234
MULTIMANAGER SMALL CAP VALUE...   1.55%         B          $14.33       208
MULTIMANAGER SMALL CAP VALUE...   1.60%         B          $14.23        88
MULTIMANAGER SMALL CAP VALUE...   1.70%         B          $14.03         2

MULTIMANAGER TECHNOLOGY........   0.50%         B          $11.98         1
MULTIMANAGER TECHNOLOGY........   1.15%         B          $11.22       197
MULTIMANAGER TECHNOLOGY........   1.35%         B          $11.00       422
MULTIMANAGER TECHNOLOGY........   1.55%         B          $10.78       873
MULTIMANAGER TECHNOLOGY........   1.60%         B          $10.72       334
MULTIMANAGER TECHNOLOGY........   1.70%         B          $10.61         1

-----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.
** Contract charges reflect the annual mortality risk, financial accounting and other expenses related to the Variable Investment Options.

                                    FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-
                                                                    ALLOCATION*     ALLOCATION*    PLUS ALLOCATION*
                                                                   -------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   277,747     $   857,855       $   597,680
  Expenses:
   Less: Asset-based charges......................................      318,241         687,476           586,134
                                                                    -----------     -----------       -----------

NET INVESTMENT INCOME (LOSS)......................................      (40,494)        170,379            11,546
                                                                    -----------     -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (1,598,064)        778,536          (146,261)
   Realized gain distribution from The Trusts.....................      537,370         999,461           915,435
                                                                    -----------     -----------       -----------
  Net realized gain (loss)........................................   (1,060,694)      1,777,997           769,174
                                                                    -----------     -----------       -----------

  Change in unrealized appreciation (depreciation) of investments.     (956,344)     (1,725,775)       (1,619,898)
                                                                    -----------     -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (2,017,038)         52,222          (850,724)
                                                                    -----------     -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(2,057,532)    $   222,601       $  (839,178)
                                                                    ===========     ===========       ===========

                                                                   AXA MODERATE   AXA MODERATE-   EQ/ALLIANCEBERNSTEIN
                                                                   ALLOCATION*   PLUS ALLOCATION*  SMALL CAP GROWTH*
                                                                   ------------  ---------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  3,532,581    $ 1,443,518        $        --
  Expenses:
   Less: Asset-based charges......................................    2,960,693      1,530,576            796,746
                                                                   ------------    -----------        -----------

NET INVESTMENT INCOME (LOSS)......................................      571,888        (87,058)          (796,746)
                                                                   ------------    -----------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (2,175,717)    (8,281,389)         2,732,939
   Realized gain distribution from The Trusts.....................    5,545,819      2,646,822          2,176,877
                                                                   ------------    -----------        -----------
  Net realized gain (loss)........................................    3,370,102     (5,634,567)         4,909,816
                                                                   ------------    -----------        -----------

  Change in unrealized appreciation (depreciation) of investments.  (12,261,799)      (959,844)        (5,146,538)
                                                                   ------------    -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (8,891,697)    (6,594,411)          (236,722)
                                                                   ------------    -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ (8,319,809)   $(6,681,469)       $(1,033,468)
                                                                   ============    ===========        ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/AXA FRANKLIN                        EQ/BOSTON
                                                                   SMALL CAP VALUE    EQ/BLACKROCK     ADVISORS EQUITY
                                                                        CORE*      BASIC VALUE EQUITY*     INCOME*
                                                                   --------------- ------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   2,040        $   818,118        $ 126,984
  Expenses:
   Less: Asset-based charges......................................       18,785            976,389           92,031
                                                                      ---------        -----------        ---------

NET INVESTMENT INCOME (LOSS)......................................      (16,745)          (158,271)          34,953
                                                                      ---------        -----------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      126,269           (590,565)        (196,670)
   Realized gain distribution from The Trusts.....................           --                 --               --
                                                                      ---------        -----------        ---------
  Net realized gain (loss)........................................      126,269           (590,565)        (196,670)
                                                                      ---------        -----------        ---------

  Change in unrealized appreciation (depreciation) of investments.     (249,400)        (2,235,791)          55,780
                                                                      ---------        -----------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (123,131)        (2,826,356)        (140,890)
                                                                      ---------        -----------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(139,876)       $(2,984,627)       $(105,937)
                                                                      =========        ===========        =========

                                                                    EQ/CALVERT  EQ/CAPITAL
                                                                     SOCIALLY    GUARDIAN    EQ/COMMON
                                                                   RESPONSIBLE* RESEARCH*   STOCK INDEX*
                                                                   ------------ ----------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,327   $  239,539  $ 2,453,955
  Expenses:
   Less: Asset-based charges......................................      9,219      484,342    2,607,731
                                                                     --------   ----------  -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,892)    (244,803)    (153,776)
                                                                     --------   ----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (47,755)     372,220   (5,182,349)
   Realized gain distribution from The Trusts.....................         --           --           --
                                                                     --------   ----------  -----------
  Net realized gain (loss)........................................    (47,755)     372,220   (5,182,349)
                                                                     --------   ----------  -----------

  Change in unrealized appreciation (depreciation) of investments.     34,626      794,593    4,240,656
                                                                     --------   ----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (13,129)   1,166,813     (941,693)
                                                                     --------   ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(20,021)  $  922,010  $(1,095,469)
                                                                     ========   ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/CORE BOND EQ/DAVIS NEW YORK EQ/EQUITY 500  EQ/EQUITY
                                                                      INDEX*        VENTURE*         INDEX*     GROWTH PLUS*
                                                                   ------------ ----------------- ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  540,544      $  14,606       $ 928,155   $    78,725
  Expenses:
   Less: Asset-based charges......................................     427,382         69,286         898,456       450,734
                                                                    ----------      ---------       ---------   -----------

NET INVESTMENT INCOME (LOSS)......................................     113,162        (54,680)         29,699      (372,009)
                                                                    ----------      ---------       ---------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (768,897)       (17,016)       (409,779)     (623,798)
   Realized gain distribution from The Trusts.....................          --             --              --            --
                                                                    ----------      ---------       ---------   -----------
  Net realized gain (loss)........................................    (768,897)       (17,016)       (409,779)     (623,798)
                                                                    ----------      ---------       ---------   -----------

  Change in unrealized appreciation (depreciation) of investments.   1,629,447       (230,355)        555,607    (1,252,591)
                                                                    ----------      ---------       ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     860,550       (247,371)        145,828    (1,876,389)
                                                                    ----------      ---------       ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $  973,712      $(302,051)      $ 175,527   $(2,248,398)
                                                                    ==========      =========       =========   ===========

                                                                                    EQ/FRANKLIN
                                                                   EQ/FRANKLIN CORE  TEMPLETON
                                                                      BALANCED*     ALLOCATION*
                                                                   ---------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 509,123      $ 115,304
  Expenses:
   Less: Asset-based charges......................................      216,116         89,714
                                                                      ---------      ---------

NET INVESTMENT INCOME (LOSS)......................................      293,007         25,590
                                                                      ---------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (498,715)        84,834
   Realized gain distribution from The Trusts.....................           --             --
                                                                      ---------      ---------
  Net realized gain (loss)........................................     (498,715)        84,834
                                                                      ---------      ---------

  Change in unrealized appreciation (depreciation) of investments.       17,583       (528,066)
                                                                      ---------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (481,132)      (443,232)
                                                                      ---------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(188,125)     $(417,642)
                                                                      =========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                     EQ/GAMCO
                                                                    MERGERS AND  EQ/GAMCO SMALL EQ/GLOBAL  EQ/GLOBAL MULTI-
                                                                   ACQUISITIONS* COMPANY VALUE* BOND PLUS*  SECTOR EQUITY*
                                                                   ------------- -------------- ---------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  12,605    $    24,502    $572,622    $   887,447
  Expenses:
   Less: Asset-based charges......................................      93,044        472,913     235,754        749,781
                                                                     ---------    -----------    --------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (80,439)      (448,411)    336,868        137,666
                                                                     ---------    -----------    --------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      97,916      1,506,225      78,521     (3,915,500)
   Realized gain distribution from The Trusts.....................     250,643        353,497      59,066             --
                                                                     ---------    -----------    --------    -----------
  Net realized gain (loss)........................................     348,559      1,859,722     137,587     (3,915,500)
                                                                     ---------    -----------    --------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (276,063)    (3,156,406)    (24,593)    (3,393,372)
                                                                     ---------    -----------    --------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      72,496     (1,296,684)    112,994     (7,308,872)
                                                                     ---------    -----------    --------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $  (7,943)   $(1,745,095)   $449,862    $(7,171,206)
                                                                     =========    ===========    ========    ===========

                                                                   EQ/INTERMEDIATE
                                                                     GOVERNMENT    EQ/INTERNATIONAL
                                                                     BOND INDEX*      CORE PLUS*
                                                                   --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  195,260      $   367,621
  Expenses:
   Less: Asset-based charges......................................      720,764          179,963
                                                                     ----------      -----------

NET INVESTMENT INCOME (LOSS)......................................     (525,504)         187,658
                                                                     ----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      181,410         (566,602)
   Realized gain distribution from The Trusts.....................           --               --
                                                                     ----------      -----------
  Net realized gain (loss)........................................      181,410         (566,602)
                                                                     ----------      -----------

  Change in unrealized appreciation (depreciation) of investments.    2,145,059       (2,166,251)
                                                                     ----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    2,326,469       (2,732,853)
                                                                     ----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,800,965      $(2,545,195)
                                                                     ==========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                      EQ/JPMORGAN
                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE      EQ/LARGE CAP
                                                                    EQUITY INDEX*     VALUE PLUS*    OPPORTUNITIES*  CORE PLUS*
                                                                   ---------------- ---------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 1,804,475      $   602,028     $   159,170    $  49,508
  Expenses:
   Less: Asset-based charges......................................       917,128          448,264         228,772       71,489
                                                                     -----------      -----------     -----------    ---------

NET INVESTMENT INCOME (LOSS)......................................       887,347          153,764         (69,602)     (21,981)
                                                                     -----------      -----------     -----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (306,967)      (2,807,711)       (971,084)    (276,641)
   Realized gain distribution from The Trusts.....................            --               --              --      146,055
                                                                     -----------      -----------     -----------    ---------
  Net realized gain (loss)........................................      (306,967)      (2,807,711)       (971,084)    (130,586)
                                                                     -----------      -----------     -----------    ---------

  Change in unrealized appreciation (depreciation) of investments.    (9,156,628)      (2,862,729)        (45,339)     (94,686)
                                                                     -----------      -----------     -----------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (9,463,595)      (5,670,440)     (1,016,423)    (225,272)
                                                                     -----------      -----------     -----------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(8,576,248)     $(5,516,676)    $(1,086,025)   $(247,253)
                                                                     ===========      ===========     ===========    =========

                                                                   EQ/LARGE CAP  EQ/LARGE CAP
                                                                   GROWTH INDEX* GROWTH PLUS*
                                                                   ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 361,193   $   198,529
  Expenses:
   Less: Asset-based charges......................................     612,713       700,862
                                                                     ---------   -----------

NET INVESTMENT INCOME (LOSS)......................................    (251,520)     (502,333)
                                                                     ---------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     446,779      (496,818)
   Realized gain distribution from The Trusts.....................          --            --
                                                                     ---------   -----------
  Net realized gain (loss)........................................     446,779      (496,818)
                                                                     ---------   -----------

  Change in unrealized appreciation (depreciation) of investments.     249,685    (1,375,872)
                                                                     ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     696,464    (1,872,690)
                                                                     ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 444,944   $(2,375,023)
                                                                     =========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                                EQ/MFS
                                                                   EQ/LARGE CAP EQ/LARGE CAP EQ/LORD ABBETT  INTERNATIONAL
                                                                   VALUE INDEX* VALUE PLUS*  LARGE CAP CORE*    GROWTH*
                                                                   ------------ ------------ --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 76,025   $ 1,764,896     $  33,219     $    72,947
  Expenses:
   Less: Asset-based charges......................................     60,731     2,245,410        70,555         154,157
                                                                     --------   -----------     ---------     -----------

NET INVESTMENT INCOME (LOSS)......................................     15,294      (480,514)      (37,336)        (81,210)
                                                                     --------   -----------     ---------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (21,542)   (7,382,514)      451,818         290,661
   Realized gain distribution from The Trusts.....................         --            --            --         299,702
                                                                     --------   -----------     ---------     -----------
  Net realized gain (loss)........................................    (21,542)   (7,382,514)      451,818         590,363
                                                                     --------   -----------     ---------     -----------

  Change in unrealized appreciation (depreciation) of investments.    209,276    (1,885,819)     (961,850)     (1,853,736)
                                                                     --------   -----------     ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    187,734    (9,268,333)     (510,032)     (1,263,373)
                                                                     --------   -----------     ---------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $203,028   $(9,748,847)    $(547,368)    $(1,344,583)
                                                                     ========   ===========     =========     ===========

                                                                                     EQ/MID CAP
                                                                   EQ/MID CAP INDEX* VALUE PLUS*
                                                                   ----------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   180,935    $   494,484
  Expenses:
   Less: Asset-based charges......................................        442,105        858,026
                                                                      -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................       (261,170)      (363,542)
                                                                      -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (1,791,545)    (3,909,446)
   Realized gain distribution from The Trusts.....................             --             --
                                                                      -----------    -----------
  Net realized gain (loss)........................................     (1,791,545)    (3,909,446)
                                                                      -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.      1,023,269     (2,052,452)
                                                                      -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (768,276)    (5,961,898)
                                                                      -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(1,029,446)   $(6,325,440)
                                                                      ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                              EQ/MONTAG &    EQ/MORGAN
                                                                    EQ/MONEY   CALDWELL   STANLEY MID CAP EQ/MUTUAL LARGE
                                                                    MARKET*     GROWTH*       GROWTH*       CAP EQUITY*
                                                                   ---------  ----------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   7,406   $  31,625    $    53,983      $  30,025
  Expenses:
   Less: Asset-based charges......................................   961,660      90,339        291,042         45,342
                                                                   ---------   ---------    -----------      ---------

NET INVESTMENT INCOME (LOSS)......................................  (954,254)    (58,714)      (237,059)       (15,317)
                                                                   ---------   ---------    -----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (123)    364,989      3,444,486       (134,532)
   Realized gain distribution from The Trusts.....................        --          --      1,478,919             --
                                                                   ---------   ---------    -----------      ---------
  Net realized gain (loss)........................................      (123)    364,989      4,923,405       (134,532)
                                                                   ---------   ---------    -----------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (7,573)   (205,484)    (6,606,048)       (30,795)
                                                                   ---------   ---------    -----------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (7,696)    159,505     (1,682,643)      (165,327)
                                                                   ---------   ---------    -----------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(961,950)  $ 100,791    $(1,919,702)     $(180,644)
                                                                   =========   =========    ===========      =========

                                                                   EQ/OPPENHEIMER EQ/PIMCO ULTRA
                                                                      GLOBAL*      SHORT BOND*
                                                                   -------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $    53,195     $ 168,674
  Expenses:
   Less: Asset-based charges......................................       98,333       513,968
                                                                    -----------     ---------

NET INVESTMENT INCOME (LOSS)......................................      (45,138)     (345,294)
                                                                    -----------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      456,529      (135,660)
   Realized gain distribution from The Trusts.....................           --            --
                                                                    -----------     ---------
  Net realized gain (loss)........................................      456,529      (135,660)
                                                                    -----------     ---------

  Change in unrealized appreciation (depreciation) of investments.   (1,234,677)      (84,924)
                                                                    -----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (778,148)     (220,584)
                                                                    -----------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $  (823,286)    $(565,878)
                                                                    ===========     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/QUALITY EQ/SMALL COMPANY EQ/T. ROWE PRICE  EQ/TEMPLETON
                                                                   BOND PLUS*      INDEX*       GROWTH STOCK*   GLOBAL EQUITY*
                                                                   ---------- ---------------- ---------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 365,368    $   121,715       $      --       $  50,056
  Expenses:
   Less: Asset-based charges......................................   234,435        263,653         215,658          37,725
                                                                   ---------    -----------       ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................   130,933       (141,938)       (215,658)         12,331
                                                                   ---------    -----------       ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   228,403       (633,968)        483,582         (29,042)
   Realized gain distribution from The Trusts.....................        --      1,558,365              --              --
                                                                   ---------    -----------       ---------       ---------
  Net realized gain (loss)........................................   228,403        924,397         483,582         (29,042)
                                                                   ---------    -----------       ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.  (391,471)    (1,777,841)       (740,637)       (268,943)
                                                                   ---------    -----------       ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (163,068)      (853,444)       (257,055)       (297,985)
                                                                   ---------    -----------       ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ (32,135)   $  (995,382)      $(472,713)      $(285,654)
                                                                   =========    ===========       =========       =========

                                                                   EQ/UBS GROWTH EQ/VAN KAMPEN
                                                                     & INCOME*     COMSTOCK*
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 14,875      $  71,458
  Expenses:
   Less: Asset-based charges......................................     25,354         59,970
                                                                     --------      ---------

NET INVESTMENT INCOME (LOSS)......................................    (10,479)        11,488
                                                                     --------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (13,735)       (63,219)
   Realized gain distribution from The Trusts.....................         --             --
                                                                     --------      ---------
  Net realized gain (loss)........................................    (13,735)       (63,219)
                                                                     --------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (55,694)      (118,313)
                                                                     --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (69,429)      (181,532)
                                                                     --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(79,908)     $(170,044)
                                                                     ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                                  MULTIMANAGER
                                                                   EQ/WELLS FARGO    MULTIMANAGER    MULTIMANAGER INTERNATIONAL
                                                                   OMEGA GROWTH*  AGGRESSIVE EQUITY*  CORE BOND*     EQUITY*
                                                                   -------------- ------------------ ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $        --      $    10,423     $ 1,036,321   $   168,362
  Expenses:
   Less: Asset-based charges......................................      224,259          461,565         560,065       155,687
                                                                    -----------      -----------     -----------   -----------

NET INVESTMENT INCOME (LOSS)......................................     (224,259)        (451,142)        476,256        12,675
                                                                    -----------      -----------     -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      729,602         (353,652)        773,748    (1,486,229)
   Realized gain distribution from The Trusts.....................      315,393               --       1,438,878            --
                                                                    -----------      -----------     -----------   -----------
  Net realized gain (loss)........................................    1,044,995         (353,652)      2,212,626    (1,486,229)
                                                                    -----------      -----------     -----------   -----------

  Change in unrealized appreciation (depreciation) of investments.   (2,167,508)      (1,617,483)     (1,003,460)     (640,630)
                                                                    -----------      -----------     -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (1,122,513)      (1,971,135)      1,209,166    (2,126,859)
                                                                    -----------      -----------     -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(1,346,772)     $(2,422,277)    $ 1,685,422   $(2,114,184)
                                                                    ===========      ===========     ===========   ===========

                                                                    MULTIMANAGER
                                                                   LARGE CAP CORE   MULTIMANAGER
                                                                      EQUITY*     LARGE CAP VALUE*
                                                                   -------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  11,177       $  93,048
  Expenses:
   Less: Asset-based charges......................................      40,471         141,004
                                                                     ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................     (29,294)        (47,956)
                                                                     ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (107,919)       (796,737)
   Realized gain distribution from The Trusts.....................          --              --
                                                                     ---------       ---------
  Net realized gain (loss)........................................    (107,919)       (796,737)
                                                                     ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.    (160,715)        208,569
                                                                     ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (268,634)       (588,168)
                                                                     ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(297,928)      $(636,124)
                                                                     =========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    MULTIMANAGER    MULTIMANAGER     MULTIMANAGER
                                                                   MID CAP GROWTH* MID CAP VALUE* MULTI-SECTOR BOND*
                                                                   --------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $      --     $     2,191      $ 1,495,761
  Expenses:
   Less: Asset-based charges......................................      159,496         180,513          570,954
                                                                      ---------     -----------      -----------

NET INVESTMENT INCOME (LOSS)......................................     (159,496)       (178,322)         924,807
                                                                      ---------     -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (95,994)        120,145       (3,367,148)
   Realized gain distribution from The Trusts.....................           --              --               --
                                                                      ---------     -----------      -----------
  Net realized gain (loss)........................................      (95,994)        120,145       (3,367,148)
                                                                      ---------     -----------      -----------

  Change in unrealized appreciation (depreciation) of investments.     (706,750)     (1,809,768)       3,886,397
                                                                      ---------     -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (802,744)     (1,689,623)         519,249
                                                                      ---------     -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(962,240)    $(1,867,945)     $ 1,444,056
                                                                      =========     ===========      ===========

                                                                     MULTIMANAGER      MULTIMANAGER   MULTIMANAGER
                                                                   SMALL CAP GROWTH* SMALL CAP VALUE* TECHNOLOGY*
                                                                   ----------------- ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $        --      $     7,227    $        --
  Expenses:
   Less: Asset-based charges......................................         65,845          156,800        329,964
                                                                      -----------      -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................        (65,845)        (149,573)      (329,964)
                                                                      -----------      -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        533,736         (379,217)     1,383,133
   Realized gain distribution from The Trusts.....................             --               --             --
                                                                      -----------      -----------    -----------
  Net realized gain (loss)........................................        533,736         (379,217)     1,383,133
                                                                      -----------      -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.     (1,257,466)        (558,188)    (2,362,306)
                                                                      -----------      -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (723,730)        (937,405)      (979,173)
                                                                      -----------      -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $  (789,575)     $(1,086,978)   $(1,309,137)
                                                                      ===========      ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               AXA AGGRESSIVE
                                                                                                 ALLOCATION*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (40,494) $    32,843
  Net realized gain (loss) on investments................................................  (1,060,694)  (2,338,159)
  Change in unrealized appreciation (depreciation) of investments........................    (956,344)   4,893,805
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (2,057,532)   2,588,489
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     103,961      140,210
   Transfers between funds including guaranteed interest account, net....................    (784,963)     202,467
   Transfers for contract benefits and terminations......................................  (1,389,580)  (1,499,250)
   Contract maintenance charges..........................................................    (113,779)    (115,720)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (2,184,361)  (1,272,293)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (4,241,893)   1,316,196
NET ASSETS -- BEGINNING OF PERIOD........................................................  24,118,165   22,801,969
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $19,876,272  $24,118,165
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         239          311
  Redeemed...............................................................................        (441)        (424)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (202)        (113)
                                                                                          ===========  ===========

                                                                                              AXA CONSERVATIVE
                                                                                                 ALLOCATION*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   170,379  $   419,229
  Net realized gain (loss) on investments................................................   1,777,997    1,592,380
  Change in unrealized appreciation (depreciation) of investments........................  (1,725,775)     460,210
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................     222,601    2,471,819
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     921,316      380,310
   Transfers between funds including guaranteed interest account, net....................   8,219,044   12,760,872
   Transfers for contract benefits and terminations......................................  (6,469,693)  (6,200,502)
   Contract maintenance charges..........................................................    (212,762)    (173,379)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................   2,457,905    6,767,301
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   2,680,506    9,239,120
NET ASSETS -- BEGINNING OF PERIOD........................................................  49,047,947   39,808,827
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $51,728,453  $49,047,947
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................       1,422        1,589
  Redeemed...............................................................................      (1,210)        (985)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         212          604
                                                                                          ===========  ===========

                                                                                              AXA CONSERVATIVE-
                                                                                              PLUS ALLOCATION*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    11,546  $   261,233
  Net realized gain (loss) on investments................................................     769,174     (528,106)
  Change in unrealized appreciation (depreciation) of investments........................  (1,619,898)   3,180,974
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (839,178)   2,914,101
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     298,339      669,848
   Transfers between funds including guaranteed interest account, net....................     790,446    8,876,185
   Transfers for contract benefits and terminations......................................  (4,772,442)  (5,307,288)
   Contract maintenance charges..........................................................    (128,900)    (121,255)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (3,812,557)   4,117,490
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           2           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (4,651,733)   7,031,591
NET ASSETS -- BEGINNING OF PERIOD........................................................  42,770,971   35,739,380
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $38,119,238  $42,770,971
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         629        1,126
  Redeemed...............................................................................        (968)        (744)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (339)         382
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                           AXA MODERATE ALLOCATION*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    571,888  $  2,027,501
  Net realized gain (loss) on investments................................................    3,370,102     3,797,475
  Change in unrealized appreciation (depreciation) of investments........................  (12,261,799)   13,736,771
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................   (8,319,809)   19,561,747
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    3,697,996     2,574,574
   Transfers between funds including guaranteed interest account, net....................    2,169,669     3,459,810
   Transfers for contract benefits and terminations......................................  (20,777,124)  (23,749,703)
   Contract maintenance charges..........................................................     (965,989)     (972,156)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................  (15,875,448)  (18,687,475)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           (1)           34
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (24,195,258)      874,306
NET ASSETS -- BEGINNING OF PERIOD........................................................  243,926,586   243,052,280
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $219,731,328  $243,926,586
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................           22            21
  Redeemed...............................................................................          (67)          (72)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................          (45)          (51)
                                                                                          ============  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................          284           325
  Redeemed...............................................................................         (568)         (686)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................         (285)         (361)
                                                                                          ============  ============

                                                                                               AXA MODERATE-PLUS
                                                                                                  ALLOCATION*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    (87,058) $    297,262
  Net realized gain (loss) on investments................................................   (5,634,567)   (4,629,122)
  Change in unrealized appreciation (depreciation) of investments........................     (959,844)   14,683,884
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................   (6,681,469)   10,352,024
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      372,730       542,251
   Transfers between funds including guaranteed interest account, net....................   (4,564,388)    4,011,564
   Transfers for contract benefits and terminations......................................   (7,551,340)   (8,226,413)
   Contract maintenance charges..........................................................     (480,495)     (484,829)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................  (12,223,493)   (4,157,430)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           --            --
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (18,904,962)    6,194,597
NET ASSETS -- BEGINNING OF PERIOD........................................................  114,728,655   108,534,058
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $ 95,823,693  $114,728,655
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................           --            --
  Redeemed...............................................................................           --            --
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................           --            --
                                                                                          ============  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................          594         1,055
  Redeemed...............................................................................       (1,655)       (1,449)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................       (1,061)         (394)
                                                                                          ============  ============

                                                                                            EQ/ALLIANCEBERNSTEIN
                                                                                              SMALL CAP GROWTH*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (796,746) $  (732,475)
  Net realized gain (loss) on investments................................................   4,909,816      108,008
  Change in unrealized appreciation (depreciation) of investments........................  (5,146,538)  15,057,923
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,033,468)  14,433,456
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     288,263      304,710
   Transfers between funds including guaranteed interest account, net....................  (3,525,649)  (1,413,997)
   Transfers for contract benefits and terminations......................................  (4,964,643)  (3,507,287)
   Contract maintenance charges..........................................................    (239,478)    (231,033)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (8,441,507)  (4,847,607)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (9,474,975)   9,585,849
NET ASSETS -- BEGINNING OF PERIOD........................................................  59,274,611   49,688,762
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $49,799,636  $59,274,611
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          45           92
  Redeemed...............................................................................        (106)         (55)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (61)          37
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         209          226
  Redeemed...............................................................................        (568)        (571)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (359)        (345)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          EQ/AXA FRANKLIN SMALL CAP
                                                                                                VALUE CORE*
                                                                                          ------------------------
                                                                                             2011         2010
                                                                                          ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (16,745)  $  (14,450)
  Net realized gain (loss) on investments................................................    126,269      219,766
  Change in unrealized appreciation (depreciation) of investments........................   (249,400)      26,870
                                                                                          ----------   ----------
  Net Increase (decrease) in net assets from operations..................................   (139,876)     232,186
                                                                                          ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     24,107          158
   Transfers between funds including guaranteed interest account, net....................    166,046       37,730
   Transfers for contract benefits and terminations......................................    (77,294)    (138,002)
   Contract maintenance charges..........................................................     (5,906)      (5,105)
                                                                                          ----------   ----------
  Net increase (decrease) in net assets from contractowners transactions.................    106,953     (105,219)
                                                                                          ----------   ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          1           --
                                                                                          ----------   ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (32,922)     126,967
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,399,299    1,272,332
                                                                                          ----------   ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,366,377   $1,399,299
                                                                                          ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         73          115
  Redeemed...............................................................................        (60)        (131)
                                                                                          ----------   ----------
  Net Increase (Decrease)................................................................         13          (16)
                                                                                          ==========   ==========

                                                                                             EQ/BLACKROCK BASIC
                                                                                                VALUE EQUITY*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (158,271) $  (145,787)
  Net realized gain (loss) on investments................................................    (590,565)    (219,242)
  Change in unrealized appreciation (depreciation) of investments........................  (2,235,791)   7,406,762
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (2,984,627)   7,041,733
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     339,309      561,254
   Transfers between funds including guaranteed interest account, net....................    (642,178)  (2,333,489)
   Transfers for contract benefits and terminations......................................  (6,394,709)  (5,806,670)
   Contract maintenance charges..........................................................    (279,953)    (297,013)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (6,977,531)  (7,875,918)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           3           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (9,962,155)    (834,185)
NET ASSETS -- BEGINNING OF PERIOD........................................................  73,352,679   74,186,864
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $63,390,524  $73,352,679
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         176          184
  Redeemed...............................................................................        (508)        (594)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (332)        (410)
                                                                                          ===========  ===========

                                                                                            EQ/BOSTON ADVISORS
                                                                                              EQUITY INCOME*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   34,953  $   59,924
  Net realized gain (loss) on investments................................................   (196,670)   (780,286)
  Change in unrealized appreciation (depreciation) of investments........................     55,780   1,553,580
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (105,937)    833,218
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     78,785      28,574
   Transfers between funds including guaranteed interest account, net....................    444,093    (134,742)
   Transfers for contract benefits and terminations......................................   (464,088)   (606,949)
   Contract maintenance charges..........................................................    (25,063)    (22,385)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................     33,727    (735,502)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (72,210)     97,716
NET ASSETS -- BEGINNING OF PERIOD........................................................  6,829,185   6,731,469
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $6,756,975  $6,829,185
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................        213         188
  Redeemed...............................................................................       (207)       (336)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................          7        (148)
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          EQ/CALVERT SOCIALLY
                                                                                              RESPONSIBLE*
                                                                                          -------------------
                                                                                            2011       2010
                                                                                          --------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $ (6,892) $  (7,837)
  Net realized gain (loss) on investments................................................  (47,755)   (81,765)
  Change in unrealized appreciation (depreciation) of investments........................   34,626    136,701
                                                                                          --------  ---------
  Net Increase (decrease) in net assets from operations..................................  (20,021)    47,099
                                                                                          --------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    3,107         57
   Transfers between funds including guaranteed interest account, net....................  112,186     18,119
   Transfers for contract benefits and terminations......................................  (34,872)  (112,533)
   Contract maintenance charges..........................................................   (1,971)    (1,890)
                                                                                          --------  ---------
  Net increase (decrease) in net assets from contractowners transactions.................   78,450    (96,247)
                                                                                          --------  ---------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.        3         --
                                                                                          --------  ---------

INCREASE (DECREASE) IN NET ASSETS........................................................   58,432    (49,148)
NET ASSETS -- BEGINNING OF PERIOD........................................................  555,543    604,691
                                                                                          --------  ---------

NET ASSETS -- END OF PERIOD.............................................................. $613,975  $ 555,543
                                                                                          ========  =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................       --         --
  Redeemed...............................................................................       --         --
                                                                                          --------  ---------
  Net Increase (Decrease)................................................................       --         --
                                                                                          ========  =========
UNIT ACTIVITY CLASS B
  Issued.................................................................................       95         16
  Redeemed...............................................................................      (87)       (30)
                                                                                          --------  ---------
  Net Increase (Decrease)................................................................        8        (14)
                                                                                          ========  =========

                                                                                             EQ/CAPITAL GUARDIAN
                                                                                                  RESEARCH*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (244,803) $  (242,569)
  Net realized gain (loss) on investments................................................     372,220      197,353
  Change in unrealized appreciation (depreciation) of investments........................     794,593    4,757,657
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................     922,010    4,712,441
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     185,852      171,912
   Transfers between funds including guaranteed interest account, net....................  (2,092,603)  (2,725,643)
   Transfers for contract benefits and terminations......................................  (3,515,594)  (2,910,443)
   Contract maintenance charges..........................................................    (155,248)    (160,172)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (5,577,593)  (5,624,346)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (4,655,583)    (911,905)
NET ASSETS -- BEGINNING OF PERIOD........................................................  37,014,397   37,926,302
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $32,358,814  $37,014,397
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................          72           35
  Redeemed...............................................................................        (549)        (584)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (477)        (549)
                                                                                          ===========  ===========

                                                                                                EQ/COMMON STOCK
                                                                                                    INDEX*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (153,776) $   (119,282)
  Net realized gain (loss) on investments................................................   (5,182,349)  (10,967,099)
  Change in unrealized appreciation (depreciation) of investments........................    4,240,656    37,819,223
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................   (1,095,469)   26,732,842
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,416,316     1,922,958
   Transfers between funds including guaranteed interest account, net....................  (10,459,989)  (10,368,694)
   Transfers for contract benefits and terminations......................................  (16,481,542)  (16,410,283)
   Contract maintenance charges..........................................................   (1,019,676)   (1,062,675)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................  (26,544,891)  (25,918,694)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.            1            --
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (27,640,359)      814,148
NET ASSETS -- BEGINNING OF PERIOD........................................................  207,341,864   206,527,716
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $179,701,505  $207,341,864
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................            3             3
  Redeemed...............................................................................          (23)          (19)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................          (20)          (16)
                                                                                          ============  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................            8             8
  Redeemed...............................................................................         (108)         (123)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................         (100)         (115)
                                                                                          ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                             EQ/CORE BOND INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   113,162  $   207,088
  Net realized gain (loss) on investments................................................    (768,897)  (1,048,459)
  Change in unrealized appreciation (depreciation) of investments........................   1,629,447    2,239,935
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................     973,712    1,398,564
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     137,807       47,273
   Transfers between funds including guaranteed interest account, net....................    (213,642)    (370,939)
   Transfers for contract benefits and terminations......................................  (2,725,014)  (3,439,198)
   Contract maintenance charges..........................................................    (109,491)    (117,730)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (2,910,340)  (3,880,594)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (2)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,936,630)  (2,482,030)
NET ASSETS -- BEGINNING OF PERIOD........................................................  30,562,897   33,044,927
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $28,626,267  $30,562,897
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         242          300
  Redeemed...............................................................................        (452)        (585)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (210)        (285)
                                                                                          ===========  ===========

                                                                                             EQ/DAVIS NEW YORK
                                                                                                 VENTURE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (54,680) $  (31,218)
  Net realized gain (loss) on investments................................................    (17,016)   (299,205)
  Change in unrealized appreciation (depreciation) of investments........................   (230,355)    825,142
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (302,051)    494,719
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      9,771       4,937
   Transfers between funds including guaranteed interest account, net....................   (220,680)   (303,586)
   Transfers for contract benefits and terminations......................................   (378,799)   (468,797)
   Contract maintenance charges..........................................................    (24,459)    (24,964)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................   (614,167)   (792,410)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          1          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (916,217)   (297,691)
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,325,064   5,622,755
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $4,408,847  $5,325,064
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         50          79
  Redeemed...............................................................................       (116)       (170)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................        (66)        (91)
                                                                                          ==========  ==========

                                                                                            EQ/EQUITY 500 INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    29,699  $   (38,310)
  Net realized gain (loss) on investments................................................    (409,779)  (1,280,300)
  Change in unrealized appreciation (depreciation) of investments........................     555,607    8,984,815
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................     175,527    7,666,205
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     554,669      502,240
   Transfers between funds including guaranteed interest account, net....................    (757,665)  (2,796,578)
   Transfers for contract benefits and terminations......................................  (4,741,769)  (6,407,220)
   Contract maintenance charges..........................................................    (281,755)    (289,217)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (5,226,520)  (8,990,775)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (5,050,993)  (1,324,570)
NET ASSETS -- BEGINNING OF PERIOD........................................................  66,024,044   67,348,614
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $60,973,051  $66,024,044
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         138          164
  Redeemed...............................................................................        (330)        (539)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (192)        (375)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                           EQ/EQUITY GROWTH PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (372,009) $  (398,083)
  Net realized gain (loss) on investments................................................    (623,798)  (1,513,240)
  Change in unrealized appreciation (depreciation) of investments........................  (1,252,591)   6,259,267
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (2,248,398)   4,347,944
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      40,992       72,916
   Transfers between funds including guaranteed interest account, net....................  (3,732,828)  (3,400,814)
   Transfers for contract benefits and terminations......................................  (2,681,456)  (3,560,791)
   Contract maintenance charges..........................................................    (136,390)    (149,895)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (6,509,682)  (7,038,584)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (3)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (8,758,083)  (2,690,640)
NET ASSETS -- BEGINNING OF PERIOD........................................................  35,569,306   38,259,946
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $26,811,223  $35,569,306
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................          33           49
  Redeemed...............................................................................        (458)        (558)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (425)        (509)
                                                                                          ===========  ===========

                                                                                              EQ/FRANKLIN CORE
                                                                                                  BALANCED*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   293,007  $   236,174
  Net realized gain (loss) on investments................................................    (498,715)  (1,362,952)
  Change in unrealized appreciation (depreciation) of investments........................      17,583    2,561,271
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (188,125)   1,434,493
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     549,152       68,243
   Transfers between funds including guaranteed interest account, net....................     502,828     (938,092)
   Transfers for contract benefits and terminations......................................  (1,717,517)  (1,876,489)
   Contract maintenance charges..........................................................     (61,180)     (60,800)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................    (726,717)  (2,807,138)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           19
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (914,842)  (1,372,626)
NET ASSETS -- BEGINNING OF PERIOD........................................................  15,491,506   16,864,132
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $14,576,664  $15,491,506
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         295          158
  Redeemed...............................................................................        (367)        (461)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (72)        (303)
                                                                                          ===========  ===========

                                                                                                EQ/FRANKLIN
                                                                                                 TEMPLETON
                                                                                                ALLOCATION*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   25,590  $   36,526
  Net realized gain (loss) on investments................................................     84,834    (489,412)
  Change in unrealized appreciation (depreciation) of investments........................   (528,066)    872,692
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (417,642)    419,806
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    159,068       5,771
   Transfers between funds including guaranteed interest account, net....................    854,955     389,067
   Transfers for contract benefits and terminations......................................   (558,885)   (299,967)
   Contract maintenance charges..........................................................    (20,132)    (18,553)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................    435,006      76,318
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          2          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................     17,366     496,124
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,898,709   5,402,585
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $5,916,075  $5,898,709
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................        234         206
  Redeemed...............................................................................       (187)       (204)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................         47           2
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             EQ/GAMCO MERGERS
                                                                                             AND ACQUISITIONS*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (80,439) $  (78,044)
  Net realized gain (loss) on investments................................................    348,559      75,463
  Change in unrealized appreciation (depreciation) of investments........................   (276,063)    464,332
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................     (7,943)    461,751
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     65,624      18,076
   Transfers between funds including guaranteed interest account, net....................    790,774     996,878
   Transfers for contract benefits and terminations......................................   (450,946)   (427,233)
   Contract maintenance charges..........................................................    (27,918)    (22,389)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................    377,534     565,332
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          1          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    369,592   1,027,083
NET ASSETS -- BEGINNING OF PERIOD........................................................  6,480,622   5,453,539
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $6,850,214  $6,480,622
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................        137         154
  Redeemed...............................................................................       (108)       (108)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................         30          46
                                                                                          ==========  ==========

                                                                                               EQ/GAMCO SMALL
                                                                                               COMPANY VALUE*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (448,411) $  (287,966)
  Net realized gain (loss) on investments................................................   1,859,722       33,914
  Change in unrealized appreciation (depreciation) of investments........................  (3,156,406)   8,145,847
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,745,095)   7,891,795
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     153,533      194,460
   Transfers between funds including guaranteed interest account, net....................   1,653,787    3,790,473
   Transfers for contract benefits and terminations......................................  (2,622,272)  (2,435,511)
   Contract maintenance charges..........................................................    (136,629)    (111,007)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................    (951,581)   1,438,415
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           2           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,696,674)   9,330,210
NET ASSETS -- BEGINNING OF PERIOD........................................................  34,666,807   25,336,597
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $31,970,133  $34,666,807
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         159          253
  Redeemed...............................................................................        (189)        (211)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (30)          42
                                                                                          ===========  ===========

                                                                                            EQ/GLOBAL BOND PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   336,868  $   200,992
  Net realized gain (loss) on investments................................................     137,587     (621,538)
  Change in unrealized appreciation (depreciation) of investments........................     (24,593)   1,087,489
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................     449,862      666,943
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     172,663      111,103
   Transfers between funds including guaranteed interest account, net....................   3,010,640    2,154,873
   Transfers for contract benefits and terminations......................................  (1,473,877)  (2,065,302)
   Contract maintenance charges..........................................................     (59,224)     (55,877)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................   1,650,202      144,797
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (2)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   2,100,062      811,740
NET ASSETS -- BEGINNING OF PERIOD........................................................  15,159,299   14,347,559
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $17,259,361  $15,159,299
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         413          496
  Redeemed...............................................................................        (276)        (486)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         137           10
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            EQ/GLOBAL MULTI-SECTOR
                                                                                                    EQUITY*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    137,666  $   (208,097)
  Net realized gain (loss) on investments................................................   (3,915,500)   (3,638,047)
  Change in unrealized appreciation (depreciation) of investments........................   (3,393,372)    9,027,115
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................   (7,171,206)    5,180,971
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      198,925       279,073
   Transfers between funds including guaranteed interest account, net....................   (3,590,996)   (5,259,579)
   Transfers for contract benefits and terminations......................................   (4,524,558)   (5,159,505)
   Contract maintenance charges..........................................................     (212,645)     (231,677)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................   (8,129,274)  (10,371,688)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           --            --
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (15,300,480)   (5,190,717)
NET ASSETS -- BEGINNING OF PERIOD........................................................   59,142,247    64,332,964
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $ 43,841,767  $ 59,142,247
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................           --            --
  Redeemed...............................................................................           --            --
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................           --            --
                                                                                          ============  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................           70           493
  Redeemed...............................................................................         (541)       (1,136)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................         (471)         (643)
                                                                                          ============  ============

                                                                                               EQ/INTERMEDIATE
                                                                                            GOVERNMENT BOND INDEX*
                                                                                          -------------------------
                                                                                              2011         2010
                                                                                          -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (525,504) $   (204,151)
  Net realized gain (loss) on investments................................................     181,410      (187,156)
  Change in unrealized appreciation (depreciation) of investments........................   2,145,059     2,002,022
                                                                                          -----------  ------------
  Net Increase (decrease) in net assets from operations..................................   1,800,965     1,610,715
                                                                                          -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     379,508       646,867
   Transfers between funds including guaranteed interest account, net....................    (403,573)   (1,457,779)
   Transfers for contract benefits and terminations......................................  (6,492,471)   (9,354,598)
   Contract maintenance charges..........................................................    (146,303)     (163,311)
                                                                                          -----------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................  (6,662,839)  (10,328,821)
                                                                                          -----------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (2)           --
                                                                                          -----------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (4,861,876)   (8,718,106)
NET ASSETS -- BEGINNING OF PERIOD........................................................  52,236,911    60,955,017
                                                                                          -----------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $47,375,035  $ 52,236,911
                                                                                          ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          55           129
  Redeemed...............................................................................         (65)         (148)
                                                                                          -----------  ------------
  Net Increase (Decrease)................................................................          (9)          (19)
                                                                                          ===========  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................         165           160
  Redeemed...............................................................................        (489)         (666)
                                                                                          -----------  ------------
  Net Increase (Decrease)................................................................        (324)         (506)
                                                                                          ===========  ============

                                                                                            EQ/INTERNATIONAL CORE
                                                                                                    PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   187,658  $    55,244
  Net realized gain (loss) on investments................................................    (566,602)  (2,228,155)
  Change in unrealized appreciation (depreciation) of investments........................  (2,166,251)   3,188,204
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (2,545,195)   1,015,293
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      64,329       89,218
   Transfers between funds including guaranteed interest account, net....................      78,955     (973,817)
   Transfers for contract benefits and terminations......................................  (1,451,447)  (1,637,406)
   Contract maintenance charges..........................................................     (57,136)     (58,723)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,365,299)  (2,580,728)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (2)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (3,910,496)  (1,565,435)
NET ASSETS -- BEGINNING OF PERIOD........................................................  15,226,555   16,791,990
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $11,316,059  $15,226,555
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         129          157
  Redeemed...............................................................................        (243)        (384)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (114)        (227)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            EQ/INTERNATIONAL EQUITY
                                                                                                    INDEX*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    887,347  $    574,055
  Net realized gain (loss) on investments................................................     (306,967)     (585,758)
  Change in unrealized appreciation (depreciation) of investments........................   (9,156,628)    2,273,963
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................   (8,576,248)    2,262,260
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      638,700       427,085
   Transfers between funds including guaranteed interest account, net....................   (2,908,307)   (4,476,533)
   Transfers for contract benefits and terminations......................................   (5,520,434)   (5,957,362)
   Contract maintenance charges..........................................................     (290,685)     (319,529)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................   (8,080,726)  (10,326,339)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           (3)           --
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (16,656,977)   (8,064,079)
NET ASSETS -- BEGINNING OF PERIOD........................................................   71,671,467    79,735,546
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $ 55,014,490  $ 71,671,467
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................           21            18
  Redeemed...............................................................................         (104)         (100)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................          (83)          (82)
                                                                                          ============  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................          112            96
  Redeemed...............................................................................         (664)         (887)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................         (552)         (791)
                                                                                          ============  ============

                                                                                           EQ/INTERNATIONAL VALUE
                                                                                                    PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   153,764  $  (235,770)
  Net realized gain (loss) on investments................................................  (2,807,711)  (3,026,517)
  Change in unrealized appreciation (depreciation) of investments........................  (2,862,729)   4,677,217
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (5,516,676)   1,414,930
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     169,138      255,344
   Transfers between funds including guaranteed interest account, net....................  (1,752,714)  (1,075,904)
   Transfers for contract benefits and terminations......................................  (2,645,627)  (3,162,776)
   Contract maintenance charges..........................................................    (139,660)    (154,254)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (4,368,863)  (4,137,590)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (9,885,539)  (2,722,660)
NET ASSETS -- BEGINNING OF PERIOD........................................................  35,633,196   38,355,856
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $25,747,657  $35,633,196
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................          77          175
  Redeemed...............................................................................        (317)        (415)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (240)        (240)
                                                                                          ===========  ===========

                                                                                              EQ/JPMORGAN VALUE
                                                                                               OPPORTUNITIES*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (69,602) $   (22,333)
  Net realized gain (loss) on investments................................................    (971,084)    (664,285)
  Change in unrealized appreciation (depreciation) of investments........................     (45,339)   2,356,685
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,086,025)   1,670,067
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      82,961      111,163
   Transfers between funds including guaranteed interest account, net....................    (607,312)     507,921
   Transfers for contract benefits and terminations......................................  (1,387,764)  (1,611,338)
   Contract maintenance charges..........................................................     (74,334)     (78,750)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,986,449)  (1,071,004)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.      11,191        7,555
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (3,061,283)     606,618
NET ASSETS -- BEGINNING OF PERIOD........................................................  17,095,360   16,488,742
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $14,034,077  $17,095,360
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................          97          151
  Redeemed...............................................................................        (252)        (237)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (155)         (86)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             EQ/LARGE CAP CORE
                                                                                                   PLUS*
                                                                                          -----------------------
                                                                                              2011        2010
                                                                                          -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (21,981) $  (25,241)
  Net realized gain (loss) on investments................................................    (130,586)    166,715
  Change in unrealized appreciation (depreciation) of investments........................     (94,686)    464,301
                                                                                          -----------  ----------
  Net Increase (decrease) in net assets from operations..................................    (247,253)    605,775
                                                                                          -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................       1,128      27,858
   Transfers between funds including guaranteed interest account, net....................    (101,543)   (200,126)
   Transfers for contract benefits and terminations......................................    (677,606)   (426,153)
   Contract maintenance charges..........................................................     (18,588)    (19,499)
                                                                                          -----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................    (796,609)   (617,920)
                                                                                          -----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --          --
                                                                                          -----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,043,862)    (12,145)
NET ASSETS -- BEGINNING OF PERIOD........................................................   5,388,189   5,400,334
                                                                                          -----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $ 4,344,327  $5,388,189
                                                                                          ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................          40          38
  Redeemed...............................................................................        (125)       (112)
                                                                                          -----------  ----------
  Net Increase (Decrease)................................................................         (85)        (74)
                                                                                          ===========  ==========

                                                                                             EQ/LARGE CAP GROWTH
                                                                                                   INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (251,520) $  (214,159)
  Net realized gain (loss) on investments................................................     446,779   (1,220,473)
  Change in unrealized appreciation (depreciation) of investments........................     249,685    6,939,610
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................     444,944    5,504,978
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     481,009      384,000
   Transfers between funds including guaranteed interest account, net....................  (1,057,277)  (2,846,778)
   Transfers for contract benefits and terminations......................................  (3,473,430)  (3,949,957)
   Contract maintenance charges..........................................................    (170,363)    (173,269)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (4,220,061)  (6,586,004)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (3,775,117)  (1,081,026)
NET ASSETS -- BEGINNING OF PERIOD........................................................  43,566,973   44,647,999
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $39,791,856  $43,566,973
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         211          175
  Redeemed...............................................................................        (762)      (1,171)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (551)        (996)
                                                                                          ===========  ===========

                                                                                             EQ/LARGE CAP GROWTH
                                                                                                  PLUS* (B)
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (502,333) $  (504,294)
  Net realized gain (loss) on investments................................................    (496,818)  (2,645,774)
  Change in unrealized appreciation (depreciation) of investments........................  (1,375,872)   9,038,128
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (2,375,023)   5,888,060
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     246,923      477,427
   Transfers between funds including guaranteed interest account, net....................   1,310,034   (2,450,889)
   Transfers for contract benefits and terminations......................................  (3,968,557)  (3,964,582)
   Contract maintenance charges..........................................................    (231,333)    (237,344)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (2,642,933)  (6,175,388)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (5,017,956)    (287,328)
NET ASSETS -- BEGINNING OF PERIOD........................................................  51,186,035   51,473,363
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $46,168,079  $51,186,035
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         262           61
  Redeemed...............................................................................        (427)        (502)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (166)        (441)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/LARGE CAP VALUE
                                                                                                INDEX* (C)
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   15,294  $      946
  Net realized gain (loss) on investments................................................    (21,542)   (647,749)
  Change in unrealized appreciation (depreciation) of investments........................    209,276     959,050
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................    203,028     312,247
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     12,543       4,293
   Transfers between funds including guaranteed interest account, net....................  2,862,328     (37,450)
   Transfers for contract benefits and terminations......................................   (380,442)   (207,392)
   Contract maintenance charges..........................................................    (18,836)    (10,180)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................  2,475,593    (250,729)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         (3)         --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................  2,678,618      61,518
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,613,177   2,551,659
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $5,291,795  $2,613,177
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................         --          --
  Redeemed...............................................................................         --          --
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................         --          --
                                                                                          ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.................................................................................        770         117
  Redeemed...............................................................................       (302)       (163)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................        468         (46)
                                                                                          ==========  ==========

                                                                                           EQ/LARGE CAP VALUE PLUS*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (480,514) $   (478,309)
  Net realized gain (loss) on investments................................................   (7,382,514)  (11,304,352)
  Change in unrealized appreciation (depreciation) of investments........................   (1,885,819)   29,678,504
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................   (9,748,847)   17,895,843
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      895,495     1,237,583
   Transfers between funds including guaranteed interest account, net....................   (8,521,704)  (10,978,402)
   Transfers for contract benefits and terminations......................................  (15,084,718)  (15,034,557)
   Contract maintenance charges..........................................................     (695,637)     (755,441)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................  (23,406,564)  (25,530,817)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.            1            --
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (33,155,410)   (7,634,974)
NET ASSETS -- BEGINNING OF PERIOD........................................................  173,915,421   181,550,395
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $140,760,011  $173,915,421
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................            8            62
  Redeemed...............................................................................         (304)         (412)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................         (296)         (350)
                                                                                          ============  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................           72            92
  Redeemed...............................................................................       (2,093)       (2,455)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................       (2,021)       (2,363)
                                                                                          ============  ============

                                                                                              EQ/LORD ABBETT
                                                                                              LARGE CAP CORE*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (37,336) $  (42,433)
  Net realized gain (loss) on investments................................................    451,818      48,479
  Change in unrealized appreciation (depreciation) of investments........................   (961,850)    506,965
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (547,368)    513,011
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     41,466      83,224
   Transfers between funds including guaranteed interest account, net....................    146,770   1,004,004
   Transfers for contract benefits and terminations......................................   (372,297)   (361,696)
   Contract maintenance charges..........................................................    (19,689)    (14,752)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................   (203,750)    710,780
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (751,118)  1,223,791
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,049,292   3,825,501
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $4,298,174  $5,049,292
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................         --          --
  Redeemed...............................................................................         --          --
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................         --          --
                                                                                          ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.................................................................................        157         172
  Redeemed...............................................................................       (180)       (111)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................        (23)         61
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/MFS INTERNATIONAL
                                                                                                   GROWTH*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (81,210) $   (43,007)
  Net realized gain (loss) on investments................................................     590,363     (489,870)
  Change in unrealized appreciation (depreciation) of investments........................  (1,853,736)   1,775,474
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,344,583)   1,242,597
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      74,776       64,901
   Transfers between funds including guaranteed interest account, net....................     982,856    2,441,641
   Transfers for contract benefits and terminations......................................    (939,974)    (825,884)
   Contract maintenance charges..........................................................     (46,375)     (41,709)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................      71,283    1,638,949
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           2           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,273,298)   2,881,546
NET ASSETS -- BEGINNING OF PERIOD........................................................  11,472,425    8,590,879
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $10,199,127  $11,472,425
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         186          300
  Redeemed...............................................................................        (179)        (183)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................           7          117
                                                                                          ===========  ===========

                                                                                              EQ/MID CAP INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (261,170) $  (228,562)
  Net realized gain (loss) on investments................................................  (1,791,545)  (3,419,718)
  Change in unrealized appreciation (depreciation) of investments........................   1,023,269   10,180,210
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,029,446)   6,531,930
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     154,792      320,458
   Transfers between funds including guaranteed interest account, net....................  (1,104,760)  (2,348,654)
   Transfers for contract benefits and terminations......................................  (3,086,794)  (2,951,357)
   Contract maintenance charges..........................................................    (107,317)    (108,252)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (4,144,079)  (5,087,805)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (5,173,525)   1,444,125
NET ASSETS -- BEGINNING OF PERIOD........................................................  32,037,982   30,593,857
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $26,864,457  $32,037,982
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         197          193
  Redeemed...............................................................................        (563)        (713)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (366)        (520)
                                                                                          ===========  ===========

                                                                                            EQ/MID CAP VALUE PLUS*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (363,542) $   (292,472)
  Net realized gain (loss) on investments................................................   (3,909,446)   (6,670,759)
  Change in unrealized appreciation (depreciation) of investments........................   (2,052,452)   18,865,203
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................   (6,325,440)   11,901,972
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      308,564       425,629
   Transfers between funds including guaranteed interest account, net....................   (2,895,261)   (4,829,317)
   Transfers for contract benefits and terminations......................................   (5,912,941)   (5,399,869)
   Contract maintenance charges..........................................................     (243,605)     (260,281)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................   (8,743,243)  (10,063,838)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           (1)           --
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (15,068,684)    1,838,134
NET ASSETS -- BEGINNING OF PERIOD........................................................   66,226,523    64,388,389
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $ 51,157,839  $ 66,226,523
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................           63           152
  Redeemed...............................................................................         (617)         (859)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................         (553)         (707)
                                                                                          ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                               EQ/MONEY MARKET*
                                                                                          --------------------------
                                                                                              2011          2010
                                                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (954,254) $ (1,211,194)
  Net realized gain (loss) on investments................................................         (123)         (759)
  Change in unrealized appreciation (depreciation) of investments........................       (7,573)        7,392
                                                                                          ------------  ------------
  Net Increase (decrease) in net assets from operations..................................     (961,950)   (1,204,561)
                                                                                          ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    1,920,672     2,361,874
   Transfers between funds including guaranteed interest account, net....................   29,264,618    17,828,923
   Transfers for contract benefits and terminations......................................  (41,439,736)  (42,027,717)
   Contract maintenance charges..........................................................     (194,003)     (232,255)
                                                                                          ------------  ------------
  Net increase (decrease) in net assets from contractowners transactions.................  (10,448,449)  (22,069,175)
                                                                                          ------------  ------------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           (1)           --
                                                                                          ------------  ------------

INCREASE (DECREASE) IN NET ASSETS........................................................  (11,410,400)  (23,273,736)
NET ASSETS -- BEGINNING OF PERIOD........................................................   76,452,963    99,726,699
                                                                                          ------------  ------------

NET ASSETS -- END OF PERIOD.............................................................. $ 65,042,563  $ 76,452,963
                                                                                          ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................           89           186
  Redeemed...............................................................................         (134)         (226)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................          (44)          (40)
                                                                                          ============  ============
UNIT ACTIVITY CLASS B
  Issued.................................................................................        1,463         1,476
  Redeemed...............................................................................       (1,769)       (2,192)
                                                                                          ------------  ------------
  Net Increase (Decrease)................................................................         (306)         (716)
                                                                                          ============  ============

                                                                                            EQ/MONTAG & CALDWELL
                                                                                                  GROWTH*
                                                                                          -----------------------
                                                                                             2011         2010
                                                                                          ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (58,714) $   (62,620)
  Net realized gain (loss) on investments................................................    364,989     (201,275)
  Change in unrealized appreciation (depreciation) of investments........................   (205,484)     647,718
                                                                                          ----------  -----------
  Net Increase (decrease) in net assets from operations..................................    100,791      383,823
                                                                                          ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     17,367       22,260
   Transfers between funds including guaranteed interest account, net....................     (4,843)    (982,502)
   Transfers for contract benefits and terminations......................................   (654,864)    (644,277)
   Contract maintenance charges..........................................................    (28,557)     (29,939)
                                                                                          ----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................   (670,897)  (1,634,458)
                                                                                          ----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         (2)          --
                                                                                          ----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (570,108)  (1,250,635)
NET ASSETS -- BEGINNING OF PERIOD........................................................  6,681,417    7,932,052
                                                                                          ----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $6,111,309  $ 6,681,417
                                                                                          ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................         --           --
  Redeemed...............................................................................         --           --
                                                                                          ----------  -----------
  Net Increase (Decrease)................................................................         --           --
                                                                                          ==========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................        203          250
  Redeemed...............................................................................       (327)        (590)
                                                                                          ----------  -----------
  Net Increase (Decrease)................................................................       (124)        (340)
                                                                                          ==========  ===========

                                                                                              EQ/MORGAN STANLEY
                                                                                               MID CAP GROWTH*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (237,059) $  (201,894)
  Net realized gain (loss) on investments................................................   4,923,405      819,537
  Change in unrealized appreciation (depreciation) of investments........................  (6,606,048)   3,798,900
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,919,702)   4,416,543
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      83,733      302,480
   Transfers between funds including guaranteed interest account, net....................   1,351,769    3,605,092
   Transfers for contract benefits and terminations......................................  (2,351,963)  (1,401,571)
   Contract maintenance charges..........................................................     (86,005)     (75,680)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,002,466)   2,430,321
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.       1,420       (2,167)
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,920,748)   6,844,697
NET ASSETS -- BEGINNING OF PERIOD........................................................  21,973,333   15,128,636
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $19,052,585  $21,973,333
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         523          621
  Redeemed...............................................................................        (584)        (490)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (62)         131
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/MUTUAL LARGE CAP
                                                                                                  EQUITY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (15,317) $   12,266
  Net realized gain (loss) on investments................................................   (134,532)   (425,950)
  Change in unrealized appreciation (depreciation) of investments........................    (30,795)    754,350
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (180,644)    340,666
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................    102,783       4,944
   Transfers between funds including guaranteed interest account, net....................     (6,612)   (607,228)
   Transfers for contract benefits and terminations......................................   (356,455)   (253,804)
   Contract maintenance charges..........................................................    (13,659)    (14,238)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................   (273,943)   (870,326)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          1          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (454,586)   (529,660)
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,475,068   4,004,728
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,020,482  $3,475,068
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         22          20
  Redeemed...............................................................................        (53)       (126)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................        (31)       (106)
                                                                                          ==========  ==========

                                                                                               EQ/OPPENHEIMER
                                                                                                  GLOBAL*
                                                                                          -----------------------
                                                                                              2011        2010
                                                                                          -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (45,138) $  (26,944)
  Net realized gain (loss) on investments................................................     456,529      27,307
  Change in unrealized appreciation (depreciation) of investments........................  (1,234,677)    498,132
                                                                                          -----------  ----------
  Net Increase (decrease) in net assets from operations..................................    (823,286)    498,495
                                                                                          -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      31,632      75,539
   Transfers between funds including guaranteed interest account, net....................   2,800,158   1,659,290
   Transfers for contract benefits and terminations......................................    (522,378)   (302,076)
   Contract maintenance charges..........................................................     (27,283)    (13,261)
                                                                                          -----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................   2,282,129   1,419,492
                                                                                          -----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         427          57
                                                                                          -----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   1,459,270   1,918,044
NET ASSETS -- BEGINNING OF PERIOD........................................................   5,207,783   3,289,739
                                                                                          -----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $ 6,667,053  $5,207,783
                                                                                          ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         401         272
  Redeemed...............................................................................        (192)       (131)
                                                                                          -----------  ----------
  Net Increase (Decrease)................................................................         209         141
                                                                                          ===========  ==========

                                                                                            EQ/PIMCO ULTRA SHORT
                                                                                                    BOND*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (345,294) $  (478,567)
  Net realized gain (loss) on investments................................................    (135,660)    (868,137)
  Change in unrealized appreciation (depreciation) of investments........................     (84,924)   1,105,198
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (565,878)    (241,506)
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     302,222      876,608
   Transfers between funds including guaranteed interest account, net....................  (2,679,978)    (715,086)
   Transfers for contract benefits and terminations......................................  (4,060,671)  (6,319,426)
   Contract maintenance charges..........................................................    (137,627)    (147,990)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (6,576,054)  (6,305,894)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           2           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (7,141,930)  (6,547,400)
NET ASSETS -- BEGINNING OF PERIOD........................................................  39,347,613   45,895,013
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $32,205,683  $39,347,613
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         675          920
  Redeemed...............................................................................      (1,287)      (1,504)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (612)        (584)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                            EQ/QUALITY BOND PLUS*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   130,933  $ 1,602,743
  Net realized gain (loss) on investments................................................     228,403     (330,501)
  Change in unrealized appreciation (depreciation) of investments........................    (391,471)    (386,274)
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................     (32,135)     885,968
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     103,195      103,088
   Transfers between funds including guaranteed interest account, net....................    (967,022)    (903,692)
   Transfers for contract benefits and terminations......................................  (1,576,903)  (1,964,178)
   Contract maintenance charges..........................................................     (55,974)     (63,237)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (2,496,704)  (2,828,019)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           1           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,528,838)  (1,942,051)
NET ASSETS -- BEGINNING OF PERIOD........................................................  17,595,869   19,537,920
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $15,067,031  $17,595,869
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         136          272
  Redeemed...............................................................................        (286)        (444)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (150)        (172)
                                                                                          ===========  ===========

                                                                                              EQ/SMALL COMPANY
                                                                                                   INDEX*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (141,938) $   (92,130)
  Net realized gain (loss) on investments................................................     924,397   (1,956,842)
  Change in unrealized appreciation (depreciation) of investments........................  (1,777,841)   6,033,738
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (995,382)   3,984,766
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      94,896      232,692
   Transfers between funds including guaranteed interest account, net....................    (491,543)    (961,978)
   Transfers for contract benefits and terminations......................................  (1,599,896)  (1,837,742)
   Contract maintenance charges..........................................................     (79,729)     (81,224)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (2,076,272)  (2,648,252)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (1)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (3,071,655)   1,336,514
NET ASSETS -- BEGINNING OF PERIOD........................................................  20,055,728   18,719,214
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $16,984,073  $20,055,728
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         116          170
  Redeemed...............................................................................        (244)        (363)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (128)        (193)
                                                                                          ===========  ===========

                                                                                              EQ/T. ROWE PRICE
                                                                                                GROWTH STOCK*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (215,658) $  (192,953)
  Net realized gain (loss) on investments................................................     483,582      293,260
  Change in unrealized appreciation (depreciation) of investments........................    (740,637)   1,685,989
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (472,713)   1,786,296
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      85,532      142,696
   Transfers between funds including guaranteed interest account, net....................     415,840    1,172,608
   Transfers for contract benefits and terminations......................................  (1,623,236)  (1,133,399)
   Contract maintenance charges..........................................................     (43,367)     (43,507)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,165,231)     138,398
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           2           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,637,942)   1,924,694
NET ASSETS -- BEGINNING OF PERIOD........................................................  14,922,518   12,997,824
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $13,284,576  $14,922,518
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         164          250
  Redeemed...............................................................................        (241)        (248)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (77)           2
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/TEMPLETON GLOBAL
                                                                                                  EQUITY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   12,331  $   (1,481)
  Net realized gain (loss) on investments................................................    (29,042)   (364,344)
  Change in unrealized appreciation (depreciation) of investments........................   (268,943)    507,287
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (285,654)    141,462
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     37,818      79,485
   Transfers between funds including guaranteed interest account, net....................    356,775    (240,391)
   Transfers for contract benefits and terminations......................................   (139,937)   (244,594)
   Contract maintenance charges..........................................................    (11,248)    (11,239)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................    243,408    (416,739)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    (42,246)   (275,277)
NET ASSETS -- BEGINNING OF PERIOD........................................................  2,579,428   2,854,705
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $2,537,182  $2,579,428
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         76          64
  Redeemed...............................................................................        (51)       (116)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................         25         (52)
                                                                                          ==========  ==========

                                                                                              EQ/UBS GROWTH &
                                                                                                  INCOME*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (10,479) $  (12,716)
  Net realized gain (loss) on investments................................................    (13,735)   (165,154)
  Change in unrealized appreciation (depreciation) of investments........................    (55,694)    335,760
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................    (79,908)    157,890
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      7,635       9,683
   Transfers between funds including guaranteed interest account, net....................    353,037      45,004
   Transfers for contract benefits and terminations......................................    (66,698)   (172,339)
   Contract maintenance charges..........................................................     (7,400)     (8,622)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................    286,574    (126,274)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................    206,666      31,616
NET ASSETS -- BEGINNING OF PERIOD........................................................  1,625,540   1,593,924
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $1,832,206  $1,625,540
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................        103          90
  Redeemed...............................................................................        (48)       (118)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................         55         (28)
                                                                                          ==========  ==========

                                                                                               EQ/VAN KAMPEN
                                                                                                 COMSTOCK*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   11,488  $    7,044
  Net realized gain (loss) on investments................................................    (63,219)   (390,965)
  Change in unrealized appreciation (depreciation) of investments........................   (118,313)  1,052,978
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (170,044)    669,057
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      5,427      18,382
   Transfers between funds including guaranteed interest account, net....................    415,014     285,603
   Transfers for contract benefits and terminations......................................   (629,357)   (488,906)
   Contract maintenance charges..........................................................    (20,606)    (20,046)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................   (229,522)   (204,967)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         --          --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (399,566)    464,090
NET ASSETS -- BEGINNING OF PERIOD........................................................  5,531,503   5,067,413
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $5,131,937  $5,531,503
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................        108          83
  Redeemed...............................................................................       (130)       (107)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................        (22)        (24)
                                                                                          ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            EQ/WELLS FARGO OMEGA
                                                                                                   GROWTH*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (224,259) $  (162,246)
  Net realized gain (loss) on investments................................................   1,044,995      447,156
  Change in unrealized appreciation (depreciation) of investments........................  (2,167,508)   1,584,390
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,346,772)   1,869,300
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     161,741      125,356
   Transfers between funds including guaranteed interest account, net....................   6,315,982    2,222,386
   Transfers for contract benefits and terminations......................................  (1,410,736)  (1,418,668)
   Contract maintenance charges..........................................................     (72,005)     (48,228)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................   4,994,982      880,846
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   3,648,210    2,750,146
NET ASSETS -- BEGINNING OF PERIOD........................................................  14,440,163   11,690,017
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $18,088,373  $14,440,163
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         780          381
  Redeemed...............................................................................        (328)        (304)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         452           77
                                                                                          ===========  ===========

                                                                                                MULTIMANAGER
                                                                                           AGGRESSIVE EQUITY* (A)
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (451,142) $  (201,895)
  Net realized gain (loss) on investments................................................    (353,652)    (812,179)
  Change in unrealized appreciation (depreciation) of investments........................  (1,617,483)   5,375,140
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (2,422,277)   4,361,066
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     168,447      512,538
   Transfers between funds including guaranteed interest account, net....................  (2,212,943)   4,671,252
   Transfers for contract benefits and terminations......................................  (2,776,155)  (2,326,830)
   Contract maintenance charges..........................................................    (187,705)    (174,533)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (5,008,356)   2,682,427
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (7,430,633)   7,043,493
NET ASSETS -- BEGINNING OF PERIOD........................................................  37,491,298   30,447,805
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $30,060,665  $37,491,298
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................           2            9
  Redeemed...............................................................................         (21)         (22)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (20)         (13)
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................          13          151
  Redeemed...............................................................................         (87)         (95)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (73)          56
                                                                                          ===========  ===========

                                                                                              MULTIMANAGER CORE
                                                                                                    BOND*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   476,256  $   558,412
  Net realized gain (loss) on investments................................................   2,212,626    1,024,423
  Change in unrealized appreciation (depreciation) of investments........................  (1,003,460)     181,181
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................   1,685,422    1,764,016
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     337,148      266,222
   Transfers between funds including guaranteed interest account, net....................   4,805,184    6,581,892
   Transfers for contract benefits and terminations......................................  (4,342,242)  (5,137,305)
   Contract maintenance charges..........................................................    (138,646)    (141,046)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................     661,444    1,569,763
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................   2,346,866    3,333,779
NET ASSETS -- BEGINNING OF PERIOD........................................................  39,194,098   35,860,319
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $41,540,964  $39,194,098
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         966        1,095
  Redeemed...............................................................................        (920)        (978)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          46          117
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                MULTIMANAGER
                                                                                            INTERNATIONAL EQUITY*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $    12,675  $   170,131
  Net realized gain (loss) on investments................................................  (1,486,229)  (1,645,390)
  Change in unrealized appreciation (depreciation) of investments........................    (640,630)   2,056,624
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (2,114,184)     581,365
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      12,208        6,844
   Transfers between funds including guaranteed interest account, net....................    (743,750)  (1,153,964)
   Transfers for contract benefits and terminations......................................    (906,927)  (1,360,941)
   Contract maintenance charges..........................................................     (43,781)     (50,111)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,682,250)  (2,558,172)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (2)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (3,796,436)  (1,976,807)
NET ASSETS -- BEGINNING OF PERIOD........................................................  12,307,185   14,283,992
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 8,510,749  $12,307,185
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................          81           78
  Redeemed...............................................................................        (217)        (288)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (136)        (210)
                                                                                          ===========  ===========

                                                                                            MULTIMANAGER LARGE
                                                                                             CAP CORE EQUITY*
                                                                                          ----------------------
                                                                                             2011        2010
                                                                                          ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (29,294) $  (33,943)
  Net realized gain (loss) on investments................................................   (107,919)   (204,505)
  Change in unrealized appreciation (depreciation) of investments........................   (160,715)    603,808
                                                                                          ----------  ----------
  Net Increase (decrease) in net assets from operations..................................   (297,928)    365,360
                                                                                          ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      7,598         204
   Transfers between funds including guaranteed interest account, net....................    (56,118)   (384,921)
   Transfers for contract benefits and terminations......................................   (329,694)   (415,936)
   Contract maintenance charges..........................................................    (12,259)    (13,669)
                                                                                          ----------  ----------
  Net increase (decrease) in net assets from contractowners transactions.................   (390,473)   (814,322)
                                                                                          ----------  ----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.         (2)         --
                                                                                          ----------  ----------

INCREASE (DECREASE) IN NET ASSETS........................................................   (688,403)   (448,962)
NET ASSETS -- BEGINNING OF PERIOD........................................................  3,899,984   4,348,946
                                                                                          ----------  ----------

NET ASSETS -- END OF PERIOD.............................................................. $3,211,581  $3,899,984
                                                                                          ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         42          18
  Redeemed...............................................................................        (79)       (100)
                                                                                          ----------  ----------
  Net Increase (Decrease)................................................................        (37)        (82)
                                                                                          ==========  ==========

                                                                                             MULTIMANAGER LARGE
                                                                                                 CAP VALUE*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (47,956) $   (64,518)
  Net realized gain (loss) on investments................................................    (796,737)  (1,149,828)
  Change in unrealized appreciation (depreciation) of investments........................     208,569    2,388,606
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (636,124)   1,174,260
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      58,530       30,811
   Transfers between funds including guaranteed interest account, net....................    (838,766)    (802,401)
   Transfers for contract benefits and terminations......................................  (1,014,122)    (946,389)
   Contract maintenance charges..........................................................     (37,981)     (42,129)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,832,339)  (1,760,108)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (1)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,468,464)    (585,848)
NET ASSETS -- BEGINNING OF PERIOD........................................................  10,908,300   11,494,148
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 8,439,836  $10,908,300
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................          34           44
  Redeemed...............................................................................        (185)        (202)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (151)        (158)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            MULTIMANAGER MID CAP
                                                                                                   GROWTH*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (159,496) $  (153,607)
  Net realized gain (loss) on investments................................................     (95,994)    (564,513)
  Change in unrealized appreciation (depreciation) of investments........................    (706,750)   3,191,577
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (962,240)   2,473,457
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      28,263       38,211
   Transfers between funds including guaranteed interest account, net....................    (585,862)    (182,141)
   Transfers for contract benefits and terminations......................................  (1,169,950)    (868,897)
   Contract maintenance charges..........................................................     (40,663)     (39,845)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,768,212)  (1,052,672)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           1           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,730,451)   1,420,785
NET ASSETS -- BEGINNING OF PERIOD........................................................  12,058,266   10,637,481
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 9,327,815  $12,058,266
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         107          150
  Redeemed...............................................................................        (260)        (257)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (153)        (107)
                                                                                          ===========  ===========

                                                                                            MULTIMANAGER MID CAP
                                                                                                   VALUE*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (178,322) $   (91,598)
  Net realized gain (loss) on investments................................................     120,145     (711,473)
  Change in unrealized appreciation (depreciation) of investments........................  (1,809,768)   3,455,767
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,867,945)   2,652,696
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      33,350       64,314
   Transfers between funds including guaranteed interest account, net....................      (3,995)  (1,139,597)
   Transfers for contract benefits and terminations......................................  (1,341,605)    (960,587)
   Contract maintenance charges..........................................................     (48,665)     (48,489)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,360,915)  (2,084,359)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (1)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (3,228,861)     568,337
NET ASSETS -- BEGINNING OF PERIOD........................................................  13,600,607   13,032,270
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $10,371,746  $13,600,607
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          --           --
  Redeemed...............................................................................          --           --
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................          --           --
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         122          107
  Redeemed...............................................................................        (218)        (270)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (96)        (163)
                                                                                          ===========  ===========

                                                                                             MULTIMANAGER MULTI-
                                                                                                SECTOR BOND*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   924,807  $   497,041
  Net realized gain (loss) on investments................................................  (3,367,148)  (3,601,030)
  Change in unrealized appreciation (depreciation) of investments........................   3,886,397    5,173,264
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................   1,444,056    2,069,275
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     411,932      684,529
   Transfers between funds including guaranteed interest account, net....................     479,771    2,508,915
   Transfers for contract benefits and terminations......................................  (4,680,467)  (3,883,664)
   Contract maintenance charges..........................................................    (161,681)    (169,606)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (3,950,445)    (859,826)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.           1           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,506,388)   1,209,449
NET ASSETS -- BEGINNING OF PERIOD........................................................  41,354,939   40,145,490
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $38,848,551  $41,354,939
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.................................................................................          23           40
  Redeemed...............................................................................         (36)         (30)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (13)          10
                                                                                          ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.................................................................................         149          210
  Redeemed...............................................................................        (273)        (251)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (124)         (41)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             MULTIMANAGER SMALL
                                                                                                 CAP GROWTH*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $   (65,845) $   (70,543)
  Net realized gain (loss) on investments................................................     533,736     (709,112)
  Change in unrealized appreciation (depreciation) of investments........................  (1,257,466)   1,905,977
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................    (789,575)   1,126,322
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................      86,364        9,471
   Transfers between funds including guaranteed interest account, net....................    (388,595)    (746,538)
   Transfers for contract benefits and terminations......................................    (470,720)    (519,496)
   Contract maintenance charges..........................................................     (17,886)     (19,951)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................    (790,837)  (1,276,514)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          --           --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (1,580,412)    (150,192)
NET ASSETS -- BEGINNING OF PERIOD........................................................   5,261,750    5,411,942
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 3,681,338  $ 5,261,750
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         130          217
  Redeemed...............................................................................        (229)        (399)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................         (99)        (182)
                                                                                          ===========  ===========

                                                                                           MULTIMANAGER SMALL CAP
                                                                                                   VALUE*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (149,573) $  (155,214)
  Net realized gain (loss) on investments................................................    (379,217)  (2,623,019)
  Change in unrealized appreciation (depreciation) of investments........................    (558,188)   5,207,530
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,086,978)   2,429,297
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     127,768       27,634
   Transfers between funds including guaranteed interest account, net....................    (912,699)    (902,432)
   Transfers for contract benefits and terminations......................................    (992,727)  (1,239,335)
   Contract maintenance charges..........................................................     (46,197)     (52,382)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (1,823,855)  (2,166,515)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (1)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (2,910,834)     262,782
NET ASSETS -- BEGINNING OF PERIOD........................................................  12,449,559   12,186,777
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $ 9,538,725  $12,449,559
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................          30          209
  Redeemed...............................................................................        (143)        (362)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (113)        (153)
                                                                                          ===========  ===========

                                                                                                MULTIMANAGER
                                                                                                 TECHNOLOGY*
                                                                                          ------------------------
                                                                                              2011         2010
                                                                                          -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................................................... $  (329,964) $  (330,336)
  Net realized gain (loss) on investments................................................   1,383,133      787,562
  Change in unrealized appreciation (depreciation) of investments........................  (2,362,306)   2,759,300
                                                                                          -----------  -----------
  Net Increase (decrease) in net assets from operations..................................  (1,309,137)   3,216,526
                                                                                          -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.................................................     137,223      100,274
   Transfers between funds including guaranteed interest account, net....................    (351,924)  (1,004,083)
   Transfers for contract benefits and terminations......................................  (2,084,360)  (1,606,029)
   Contract maintenance charges..........................................................     (82,357)     (81,255)
                                                                                          -----------  -----------
  Net increase (decrease) in net assets from contractowners transactions.................  (2,381,418)  (2,591,093)
                                                                                          -----------  -----------
  Net increase (decrease) in amount retained by AXA Equitable in Separate Account No. 45.          (4)          --
                                                                                          -----------  -----------

INCREASE (DECREASE) IN NET ASSETS........................................................  (3,690,559)     625,433
NET ASSETS -- BEGINNING OF PERIOD........................................................  23,614,817   22,989,384
                                                                                          -----------  -----------

NET ASSETS -- END OF PERIOD.............................................................. $19,924,258  $23,614,817
                                                                                          ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.................................................................................         389          630
  Redeemed...............................................................................        (595)        (893)
                                                                                          -----------  -----------
  Net Increase (Decrease)................................................................        (206)        (263)
                                                                                          ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(a)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
(b)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(c)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 45 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP"), (collectively, "The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology

     EQ ADVISORS TRUST*
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/AXA Franklin Small Cap Value Core
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Davis New York Venture
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/Frankin Core Balanced
 .   EQ/Franklin Templeton Allocation
 .   EQ/GAMCO Mergers & Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond Index
 .   EQ/International Core PLUS
 .   EQ/International Equity Index/ (1)/
 .   EQ/International Value PLUS/(2)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth/(3)/
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth/(4)/

  (1)Formerly known as EQ/AllianceBernstein International
  (2)Formerly known as EQ/BlackRock International Value
  (3)Formerly known as EQ/International Growth
  (4)Formerly known as EQ/Wells Fargo Advantage Omega Growth

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of the Trust, as further described in Note 5 of these financial statements.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Accumulator Advisor and Income Manager. These annuities in the Accumulator series are offered with the same Variable Investment Options for use as a nonqualified annuity ("NQ") for after-tax contributions only, or when used as an investment vehicle for certain qualified plans ("QP"), an individual retirement annuity ("IRA") or a tax-shelter annuity ("TSA"). The Accumulator series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges, distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets, attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Account's financial statements and disclosures.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of the Trusts shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due To and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 46. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for Contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                        PURCHASES     SALES
                                       ----------- -----------
AXA AGGRESSIVE ALLOCATION............. $ 3,532,727 $ 5,220,212
AXA CONSERVATIVE ALLOCATION...........  18,247,238  14,619,493
AXA CONSERVATIVE-PLUS ALLOCATION......   8,688,353  11,573,927
AXA MODERATE ALLOCATION...............  23,771,809  33,529,551
AXA MODERATE-PLUS ALLOCATION..........  11,058,809  20,722,538
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   7,537,965  14,599,341
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..     676,534     586,325
EQ/BLACKROCK BASIC VALUE EQUITY.......   4,625,733  11,761,532
EQ/BOSTON ADVISORS EQUITY INCOME......   1,335,634   1,266,954
EQ/CALVERT SOCIALLY RESPONSIBLE.......     744,924     673,363
EQ/CAPITAL GUARDIAN RESEARCH..........   1,087,976   6,910,372
EQ/COMMON STOCK INDEX.................   5,118,235  31,816,901
EQ/CORE BOND INDEX....................   3,927,956   6,725,136
EQ/DAVIS NEW YORK VENTURE.............     506,355   1,175,201
EQ/EQUITY 500 INDEX...................   4,559,763   9,756,584
EQ/EQUITY GROWTH PLUS.................     593,970   7,475,664
EQ/FRANKLIN CORE BALANCED.............   3,468,503   3,902,213
EQ/FRANKLIN TEMPLETON ALLOCATION......   2,071,124   1,610,526
EQ/GAMCO MERGERS & ACQUISITIONS.......   1,993,850   1,446,111
EQ/GAMCO SMALL COMPANY VALUE..........   6,183,764   7,230,257
EQ/GLOBAL BOND PLUS...................   5,629,607   3,583,473
EQ/GLOBAL MULTI-SECTOR EQUITY.........   2,051,868  10,043,476
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   4,776,920  11,965,265
EQ/INTERNATIONAL CORE PLUS............   1,951,444   3,129,087
EQ/INTERNATIONAL EQUITY INDEX.........   3,431,899  10,625,281
EQ/INTERNATIONAL VALUE PLUS...........   1,967,153   6,182,252
EQ/JPMORGAN VALUE OPPORTUNITIES.......   1,472,828   3,517,879
EQ/LARGE CAP CORE PLUS................     560,549   1,233,084
EQ/LARGE CAP GROWTH INDEX.............   1,983,353   6,454,934
EQ/LARGE CAP GROWTH PLUS..............   4,202,513   7,347,779
EQ/LARGE CAP VALUE INDEX..............   4,274,198   1,783,314
EQ/LARGE CAP VALUE PLUS...............   2,652,706  26,539,783
EQ/LORD ABBETT LARGE CAP CORE.........   1,887,687   2,128,773
EQ/MFS INTERNATIONAL GROWTH...........   3,003,197   2,713,420
EQ/MID CAP INDEX......................   2,442,286   6,847,535
EQ/MID CAP VALUE PLUS.................   1,543,628  10,650,414
EQ/MONEY MARKET.......................  45,743,369  57,146,073
EQ/MONTAG & CALDWELL GROWTH...........   1,109,308   1,838,921
EQ/MORGAN STANLEY MID CAP GROWTH......  10,624,490  10,385,096
EQ/MUTUAL LARGE CAP EQUITY............     231,183     520,442
EQ/OPPENHEIMER GLOBAL.................   4,322,118   2,084,625
EQ/PIMCO ULTRA SHORT BOND.............   7,457,642  14,378,988
EQ/QUALITY BOND PLUS..................   2,673,240   5,039,010
EQ/SMALL COMPANY INDEX................   3,558,755   4,218,601
EQ/T. ROWE PRICE GROWTH STOCK.........   2,607,143   3,988,030
EQ/TEMPLETON GLOBAL EQUITY............     725,622     469,883
EQ/UBS GROWTH & INCOME................     550,274     274,179
EQ/VAN KAMPEN COMSTOCK................   1,149,192   1,367,226
EQ/WELLS FARGO OMEGA GROWTH...........   8,892,602   3,806,486
MULTIMANAGER AGGRESSIVE EQUITY........     872,830   6,332,328
MULTIMANAGER CORE BOND................  15,962,055  13,385,477
MULTIMANAGER INTERNATIONAL EQUITY.....   1,168,295   2,837,872

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Concluded)

                                    PURCHASES    SALES
                                    ---------- ----------
MULTIMANAGER LARGE CAP CORE EQUITY. $  494,233 $  914,002
MULTIMANAGER LARGE CAP VALUE.......    481,928  2,362,224
MULTIMANAGER MID CAP GROWTH........  1,267,052  3,194,759
MULTIMANAGER MID CAP VALUE.........  1,756,391  3,295,629
MULTIMANAGER MULTI-SECTOR BOND.....  6,416,477  9,442,114
MULTIMANAGER SMALL CAP GROWTH......  1,064,598  1,921,280
MULTIMANAGER SMALL CAP VALUE.......    500,102  2,473,531
MULTIMANAGER TECHNOLOGY............  4,582,731  7,294,117

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options are invested are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Certain classes of shares of the mutual funds that are attributable to Class A units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trusts. The Rule 12b-1 Plans provide that The Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by The Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options. Class A shares of the Trusts continue to be purchased by Contracts in force prior to May 1, 1997. Effective January 1, 2012, Class A units of the Variable Investment Option, except EQ/Global Bond PLUS, will be charged a 12b-1 fee.

   AXA Equitable and its affiliates serve as investment manager of the Portfolios of The Trusts. AXA Equitable receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of The Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.13% to a high of 1.14% of the average daily net assets of the Portfolios of The Trusts. AXA Equitable, as investment manager of The Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index as well as a portion of EQ/Large Cap Value PLUS, EQ/Quantity Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with AXA Distributors.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

6. Reorganizations


   In 2011 and 2010, several fund reorganizations occurred within The Trusts. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of The Trusts (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of The Trusts (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2011 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

-------------------------------------------------------------------------------------------------
                                REMOVED PORTFOLIO                SURVIVING PORTFOLIO
-------------------------------------------------------------------------------------------------
 MAY 20, 2011                   EQ/CAPITAL GUARDIAN GROWTH       EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------
Shares -- Class B                  261,399                         3,120,468
Value -- Class B                $    13.86                       $     17.57
Net Assets Before Merger        $3,622,990                       $51,203,635
Net Assets After Merger         $       --                       $54,826,625
-------------------------------------------------------------------------------------------------
 MAY 20, 2011                   EQ/LORD ABBETT GROWTH AND INCOME EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------
Shares -- Class B                  391,544                         1,173,216
Value -- Class B                $    10.68                       $      5.61
Net Assets Before Merger        $4,181,691                       $ 2,400,051
Net Assets After Merger         $       --                       $ 6,581,742
-------------------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010             MULTIMANAGER LARGE CAP GROWTH    MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------
Shares -- Class A                       --                           273,387
Value -- Class A                $       --                       $     23.83
Shares -- Class B                  761,787                         1,175,564
Value -- Class B                $     7.72                       $     23.38
Net Assets Before Substitution  $5,880,998                       $28,118,495
Net Assets After Substitution   $       --                       $33,999,494

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the Account for the following charges:





                                                                       ASSET-BASED                 CURRENT   MAXIMUM
                                                        MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                        EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                        ------------- -------------- ------------ --------- ---------

Accumulator Advisor....................................     0.50%            --            --       0.50%     0.50%

Income Manager.........................................     0.90%          0.25%           --       1.15%     1.15%

Accumulator............................................     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on, or after March 1, 2000..........     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator Plus, Select, Elite........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select issued on, or after August 13, 2001.     1.10%          0.25%         0.35%      1.70%     1.70%

   The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the Contract.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Concluded)


   The table below lists all the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                      AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                        -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction      Varies by state.                         Applied to an annuity
applicable taxes                                                                                          payout option

Annual Administrative charge         Annually on each            Depending on account value a charge of   Unit liquidation from
                                     Contract date anniversary.  $30 or Years 1 to 2 lesser of $30 or 2%  account value of account value

Variable Immediate Annuity payout    At time of transaction      $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                 account value

Withdrawal charge                    At time of transaction      LOW - During the first seven Contract    Unit liquidation from
                                                                 years, a charge is deducted from         account value
                                                                 amounts withdrawn that exceed 15% of
                                                                 account value. The charge begins at 7%
                                                                 and declines by 1% each year.

                                                                 HIGH - During the first nine contract
                                                                 years, a charge is deducted from
                                                                 amounts withdrawn that exceed 15% of
                                                                 account value. The charge begins at 8%
                                                                 and declines by 1% beginning in the
                                                                 third contract year.

BaseBuilder benefit charge           Annually on each contract   LOW 0.15% HIGH 0.45%                     Unit liquidation from
                                     date anniversary.                                                    account value

Protection Plus                      Annually on each contract   0.20%                                    Unit liquidation from
                                     date anniversary.                                                    account value

Guaranteed minimum death benefit     Annually on each contract   LOW 0.20% HIGH 0.35%                     Unit liquidation from
charge 6% rollup to age 80           date anniversary.                                                    account value

8. Accumulation Unit Values

   The ranges for the total return ratios and unit values correspond to product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.











                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B     $10.74            --             --          --        (8.60)%
      Highest contract charges 1.60% Class B    $10.36            --             --          --        (8.96)%
      All contract charges                          --         1,884        $19,864        1.22%          --
2010  Lowest contract charges 0.50% Class B     $12.29            --             --          --        12.53%
      Highest contract charges 1.70% Class B    $12.51            --             --          --        11.14%
      All contract charges                          --         2,086        $24,104        1.54%          --
2009  Lowest contract charges 0.50% Class B     $10.92            --             --          --        26.68%
      Highest contract charges 1.70% Class B    $11.26            --             --          --        25.00%
      All contract charges                          --         2,199        $22,790        1.01%          --
2008  Lowest contract charges 0.50% Class B     $ 8.62            --             --          --       (39.51)%
      Highest contract charges 1.70% Class B    $ 9.00            --             --          --       (40.20)%
      All contract charges                          --         2,124        $17,545        1.61%          --

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
AXA AGGRESSIVE ALLOCATION (CONTINUED)
2007  Lowest contract charges 0.50% Class B     $14.25            --              --         --         5.63%
      Highest contract charges 1.70% Class B    $15.05            --              --         --         4.30%
      All contract charges                          --         1,776        $ 24,464       2.52%          --
AXA CONSERVATIVE ALLOCATION
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B     $11.71            --              --         --         0.69%
      Highest contract charges 1.70% Class B    $11.73            --              --         --         0.17%
      All contract charges                          --         4,498        $ 51,721       1.72%          --
2010  Lowest contract charges 0.50% Class B     $12.16            --              --         --         6.70%
      Highest contract charges 1.70% Class B    $11.71            --              --         --         5.41%
      All contract charges                          --         4,286        $ 49,040       2.36%          --
2009  Lowest contract charges 0.50% Class B     $11.40            --              --         --         9.30%
      Highest contract charges 1.70% Class B    $11.11            --              --         --         7.97%
      All contract charges                          --         3,682        $ 39,801       2.43%          --
2008  Lowest contract charges 0.50% Class B     $10.43            --              --         --       (11.46)%
      Highest contract charges 1.70% Class B    $10.29            --              --         --       (12.50)%
      All contract charges                          --         3,108        $ 31,022       5.44%          --
2007  Lowest contract charges 0.50% Class B     $11.78            --              --         --         5.27%
      Highest contract charges 1.70% Class B    $11.76            --              --         --         3.98%
      All contract charges                          --         1,631        $ 18,538       4.12%          --
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B     $11.36            --              --         --        (1.82)%
      Highest contract charges 1.70% Class B    $11.56            --              --         --        (2.45)%
      All contract charges                          --         3,428        $ 38,113       1.45%          --
2010  Lowest contract charges 0.50% Class B     $12.11            --              --         --         8.48%
      Highest contract charges 1.70% Class B    $11.85            --              --         --         7.21%
      All contract charges                          --         3,766        $ 42,765       2.10%          --
2009  Lowest contract charges 0.50% Class B     $11.16            --              --         --        13.88%
      Highest contract charges 1.70% Class B    $11.05            --              --         --        12.53%
      All contract charges                          --         3,384        $ 35,734       1.97%          --
2008  Lowest contract charges 0.50% Class B     $ 9.80            --              --         --       (19.80)%
      Highest contract charges 1.70% Class B    $ 9.82            --              --         --       (20.81)%
      All contract charges                          --         2,909        $ 27,248       3.66%          --
2007  Lowest contract charges 0.50% Class B     $12.22            --              --         --         4.98%
      Highest contract charges 1.70% Class B    $12.40            --              --         --         3.68%
      All contract charges                          --         2,325        $     27       3.82%          --
AXA MODERATE ALLOCATION
      Unit Value 1.15%*
2011  1.15% Class A                             $52.70           476        $ 25,073       1.49%       (3.29)%
2010  1.15% Class A                             $54.49           521        $ 28,382       2.10%        8.91%
2009  1.15% Class A                             $50.03           572        $ 28,625       1.40%       15.97%
2008  1.15% Class A                             $43.14           542        $ 23,385       3.28%      (25.16)%
2007  1.15% Class A                             $57.64           570        $ 32,884       3.03%        5.30%
AXA MODERATE ALLOCATION
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $58.54            --              --         --        (2.89)%
      Highest contract charges 1.70% Class B    $42.73            --              --         --        (4.06)%
      All contract charges                          --         4,195        $193,006       1.49%          --
2010  Lowest contract charges 0.50% Class B     $60.28            --              --         --         9.35%
      Highest contract charges 1.70% Class B    $44.54            --              --         --         8.05%
      All contract charges                          --         4,480        $214,166       2.10%          --
2009  Lowest contract charges 0.50% Class B     $55.12            --              --         --        16.43%
      Highest contract charges 1.70% Class B    $41.22            --              --         --        15.01%
      All contract charges                          --         4,841        $213,482       1.40%          --

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
AXA MODERATE ALLOCATION (CONTINUED)
2008  Lowest contract charges 0.50% Class B     $47.34            --              --         --       (24.86)%
      Highest contract charges 1.70% Class B    $35.84            --              --         --       (25.75)%
      All contract charges                          --         5,218        $199,318       3.28%          --
2007  Lowest contract charges 0.50% Class B     $63.00            --              --         --         5.74%
      Highest contract charges 1.70% Class B    $48.27            --              --         --         4.46%
      All contract charges                          --         5,987        $307,011       3.03%          --
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B     $11.26            --              --         --        (6.09)%
      Highest contract charges 1.70% Class B    $11.90            --              --         --        (6.59)%
      All contract charges                          --         8,687        $ 95,817       1.34%          --
2010  Lowest contract charges 0.50% Class B     $12.54            --              --         --        10.97%
      Highest contract charges 1.70% Class B    $12.74            --              --         --         9.64%
      All contract charges                          --         9,748        $114,722       1.69%          --
2009  Lowest contract charges 0.50% Class B     $11.30            --              --         --        21.37%
      Highest contract charges 1.70% Class B    $11.62            --              --         --        19.92%
      All contract charges                          --        10,142        $108,528       1.36%          --
2008  Lowest contract charges 0.50% Class B     $ 9.31            --              --         --       (32.14)%
      Highest contract charges 1.70% Class B    $ 9.69            --              --         --       (32.94)%
      All contract charges                          --        10,326        $ 91,875       2.22%          --
2007  Lowest contract charges 0.50% Class B     $13.72            --              --         --         5.86%
      Highest contract charges 1.70% Class B    $14.45            --              --         --         4.56%
      All contract charges                          --         9,641        $127,560       3.07%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 1.15%*
2011  1.15% Class A                             $21.02            83        $  1,750       0.00%       (1.55)%
2010  1.15% Class A                             $21.35           144        $  3,080       0.00%       32.03%
2009  1.15% Class A                             $16.17           107        $  1,734       0.02%       34.53%
2008  1.15% Class A                             $12.02           134        $  1,608         --       (45.19)%
2007  1.15% Class A                             $21.93           155        $  3,396         --        15.66%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $22.33            --              --         --        (1.15)%
      Highest contract charges 1.70% Class B    $18.69            --              --         --        (2.35)%
      All contract charges                          --         2,466        $ 48,001       0.00%          --
2010  Lowest contract charges 0.50% Class B     $22.59            --              --         --        32.59%
      Highest contract charges 1.70% Class B    $19.14            --              --         --        31.00%
      All contract charges                          --         2,825        $ 56,145       0.00%          --
2009  Lowest contract charges 0.50% Class B     $17.04            --              --         --        35.02%
      Highest contract charges 1.70% Class B    $14.61            --              --         --        33.30%
      All contract charges                          --         3,170        $ 47,917       0.02%          --
2008  Lowest contract charges 0.50% Class B     $12.62            --              --         --       (44.94)%
      Highest contract charges 1.70% Class B    $10.96            --              --         --       (45.58)%
      All contract charges                          --         3,651        $ 41,271       0.00%          --
2007  Lowest contract charges 0.50% Class B     $22.92            --              --         --        16.11%
      Highest contract charges 1.70% Class B    $20.14            --              --         --        14.69%
      All contract charges                          --         4,332        $ 89,735       0.00%          --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B     $ 8.96            --              --         --       (10.58)%
      Highest contract charges 1.60% Class B    $ 8.74            --              --         --       (11.09)%
      All contract charges                          --           154        $  1,366       0.15%          --
2010  Lowest contract charges 0.50% Class B     $10.31            --              --         --        23.63%
      Highest contract charges 1.70% Class B    $ 9.79            --              --         --        22.16%
      All contract charges                          --           141        $  1,399       0.18%          --

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                             UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ---------- -------------- ---------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE (CONTINUED)
2009    Lowest contract charges 0.50% Class B       $ 8.34            --              --         --        27.52%
        Highest contract charges 1.70% Class B      $ 8.01            --              --         --        25.94%
        All contract charges                            --           157        $  1,272       0.84%          --
2008    Lowest contract charges 0.50% Class B       $ 6.54            --              --         --       (33.67)%
        Highest contract charges 1.70% Class B      $ 6.36            --              --         --       (34.50)%
        All contract charges                            --           333        $  2,133       1.12%          --
2007    Lowest contract charges 0.50% Class B       $ 9.86            --              --         --        (9.12)%
        Highest contract charges 1.70% Class B      $ 9.71            --              --         --       (10.18)%
        All contract charges                            --           138        $  1,343       0.50%          --
EQ/BLACKROCK BASIC VALUE EQUITY
        Unit Value 0.50% to 1.70%*
2011    Lowest contract charges 0.50% Class B       $23.31            --              --         --        (3.60)%
        Highest contract charges 1.70% Class B      $19.51            --              --         --        (4.78)%
        All contract charges                            --         3,107        $ 63,356       1.18%          --
2010    Lowest contract charges 0.50% Class B       $24.18            --              --         --        11.74%
        Highest contract charges 1.70% Class B      $20.49            --              --         --        10.38%
        All contract charges                            --         3,438        $ 73,317       1.21%          --
2009    Lowest contract charges 0.50% Class B       $21.64            --              --         --        29.58%
        Highest contract charges 1.70% Class B      $18.56            --              --         --        28.09%
        All contract charges                            --         3,848        $ 74,155       2.58%          --
2008    Lowest contract charges 0.50% Class B       $16.70            --              --         --       (36.86)%
        Highest contract charges 1.70% Class B      $14.49            --              --         --       (37.65)%
        All contract charges                            --         4,204        $ 63,087       1.54%          --
2007    Lowest contract charges 0.50% Class B       $26.45            --              --         --         0.69%
        Highest contract charges 1.70% Class B      $23.24            --              --         --        (0.56)%
        All contract charges                            --         5,164        $123,863       0.99%          --
EQ/BOSTON ADVISORS EQUITY INCOME
        Unit Value 1.15% to 1.70%*
2011    Lowest contract charges 1.15% Class B       $ 5.87            --              --         --        (1.51)%
        Highest contract charges 1.70% Class B      $ 5.46            --              --         --        (1.97)%
        All contract charges                            --         1,184        $  6,720       1.94%          --
2010    Lowest contract charges 0.50% Class B       $ 6.45            --              --         --        15.21%
        Highest contract charges 1.70% Class B      $ 5.57            --              --         --        13.71%
        All contract charges                            --         1,176        $  6,791       2.39%          --
2009    Lowest contract charges 0.50% Class B       $ 5.60            --              --         --        10.89%
        Highest contract charges 1.70% Class B      $ 4.90            --              --         --         9.62%
        All contract charges                            --         1,324        $  6,698       2.23%          --
2008    Lowest contract charges 0.50% Class B       $ 5.05            --              --         --       (32.67)%
        Highest contract charges 1.70% Class B      $ 4.47            --              --         --       (33.38)%
        All contract charges                            --         1,651        $  7,626       2.27%          --
2007    Lowest contract charges 0.50% Class B       $ 7.50            --              --         --         3.31%
        Highest contract charges 1.70% Class B      $ 6.71            --              --         --         1.82%
        All contract charges                            --         1,719        $ 11,852       1.62%
EQ/CALVERT SOCIALLY RESPONSIBLE
        Unit Value 1.15% to 1.60%*
2011    Lowest contract charges 1.15% Class B       $ 7.85            --              --         --        (0.88)%
        Highest contract charges 1.60% Class B      $ 7.42            --              --         --        (1.33)%
        All contract charges                            --            80        $    604       0.38%          --
2010    Lowest contract charges 0.50% Class B       $ 8.54            --              --         --        11.89%
        Highest contract charges 1.70% Class B      $ 7.44            --              --         --        10.69%
        All contract charges                            --            72        $    545       0.05%          --
2009    Lowest contract charges 0.50% Class B       $ 7.63            --              --         --        30.20%
        Highest contract charges 1.70% Class B      $ 6.72            --              --         --        28.49%
        All contract charges                            --            86        $    595       0.24%          --
2008    Lowest contract charges 0.50% Class B       $ 5.86            --              --         --       (45.44)%
        Highest contract charges 1.70% Class B      $ 5.23            --              --         --       (46.14)%
        All contract charges                            --            93        $    497       0.25%          --

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/CALVERT SOCIALLY RESPONSIBLE (CONTINUED)
2007  Lowest contract charges 0.50% Class B    $ 10.74            --              --         --        11.53%
      Highest contract charges 1.70% Class B   $  9.71            --              --         --        10.25%
      All contract charges                          --           110        $  1,097       0.21%          --
EQ/CAPITAL GUARDIAN RESEARCH (A)
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B    $ 13.22            --              --         --         3.44%
      Highest contract charges 1.70% Class B   $ 11.34            --              --         --         2.25%
      All contract charges                          --         2,740        $ 32,312       0.69%          --
2010  Lowest contract charges 0.50% Class B    $ 12.78            --              --         --        15.23%
      Highest contract charges 1.70% Class B   $ 11.09            --              --         --        13.88%
      All contract charges                          --         3,216        $ 36,969       0.72%          --
2009  Lowest contract charges 0.50% Class B    $ 11.09            --              --         --        30.78%
      Highest contract charges 1.70% Class B   $  9.74            --              --         --        29.18%
      All contract charges                          --         3,765        $ 37,886       1.11%          --
2008  Lowest contract charges 0.50% Class B    $  8.48            --              --         --       (39.94)%
      Highest contract charges 1.70% Class B   $  7.54            --              --         --       (40.68)%
      All contract charges                          --         4,480        $ 34,775       0.86%          --
2007  Lowest contract charges 0.50% Class B    $ 14.12            --              --         --         1.15%
      Highest contract charges 1.70% Class B   $ 12.71            --              --         --        (0.08)%
      All contract charges                          --         5,973        $ 77,900       1.06%          --
EQ/COMMON STOCK INDEX (K)
      Unit Value 1.15%*
2011  1.15% Class A                            $242.44           105        $ 25,574       1.25%       (0.37)%
2010  1.15% Class A                            $243.35           125        $ 30,304       1.28%       14.83%
2009  1.15% Class A                            $211.93           141        $ 29,896       1.73%       27.17%
2008  1.15% Class A                            $166.65           164        $ 27,251       1.55%      (44.31)%
2007  1.15% Class A                            $299.23           203        $ 60,734       0.95%        2.54%
EQ/COMMON STOCK INDEX (K)
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B    $295.27            --              --         --         0.03%
      Highest contract charges 1.70% Class B   $191.00            --              --         --        (1.17)%
      All contract charges                          --           713        $154,112       1.25%          --
2010  Lowest contract charges 0.50% Class B    $295.18            --              --         --        15.29%
      Highest contract charges 1.70% Class B   $193.27            --              --         --        13.90%
      All contract charges                          --           813        $177,023       1.28%          --
2009  Lowest contract charges 0.50% Class B    $256.03            --              --         --        27.68%
      Highest contract charges 1.70% Class B   $169.68            --              --         --        26.15%
      All contract charges                                       928        $176,620       1.73%          --
2008  Lowest contract charges 0.50% Class B    $200.52            --              --         --       (44.08)%
      Highest contract charges 1.70% Class B   $134.51            --              --         --       (44.76)%
      All contract charges                          --         1,053        $158,344       1.55%          --
2007  Lowest contract charges 0.50% Class B    $358.57            --              --         --         2.96%
      Highest contract charges 1.70% Class B   $243.48            --              --         --         1.71%
      All contract charges                          --         1,297        $351,552       0.95%          --
EQ/CORE BOND INDEX (I)
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B    $ 16.14            --              --         --         4.33%
      Highest contract charges 1.70% Class B   $ 13.62            --              --         --         3.03%
      All contract charges                          --         2,023        $ 28,620       1.82%          --
2010  Lowest contract charges 0.50% Class B    $ 15.47            --              --         --         5.26%
      Highest contract charges 1.70% Class B   $ 13.22            --              --         --         3.98%
      All contract charges                          --         2,233        $ 30,557       2.08%          --
2009  Lowest contract charges 0.50% Class B    $ 14.70            --              --         --         2.15%
      Highest contract charges 1.70% Class B   $ 12.71            --              --         --         0.95%
      All contract charges                          --         2,518        $ 33,039       2.48%          --

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                          UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                               ---------- ----------------- ---------- -------------- ---------
EQ/CORE BOND INDEX (I) (CONTINUED)
2008  Lowest contract charges 0.50% Class B      $14.39            --              --         --        (9.38)%
      Highest contract charges 1.70% Class B     $12.59            --              --         --       (10.52)%
      All contract charges                           --         2,561        $ 33,222       3.69%          --
2007  Lowest contract charges 0.50% Class B      $15.88            --              --         --         2.58%
      Highest contract charges 1.70% Class B     $14.07            --              --         --         1.37%
      All contract charges                           --         3,901        $ 56,331       4.18%          --
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B      $ 9.13            --              --         --        (5.78)%
      Highest contract charges 1.70% Class B     $ 8.87            --              --         --        (6.24)%
      All contract charges                           --           488        $  4,408       0.29%          --
2010  Lowest contract charges 0.50% Class B      $ 9.97            --              --         --        11.26%
      Highest contract charges 1.70% Class B     $ 9.46            --              --         --         9.87%
      All contract charges                           --           555        $  5,324       0.79%          --
2009  Lowest contract charges 0.50% Class B      $ 8.96            --              --         --        31.96%
      Highest contract charges 1.70% Class B     $ 8.61            --              --         --        30.45%
      All contract charges                           --           646        $  5,622       1.73%          --
2008  Lowest contract charges 0.50% Class B      $ 6.79            --              --         --       (39.54)%
      Highest contract charges 1.70% Class B     $ 6.60            --              --         --       (40.27)%
      All contract charges                           --           684        $  4,548       0.55%          --
2007  Lowest contract charges 0.50% Class B      $11.23            --              --         --         3.23%
      Highest contract charges 1.70% Class B     $11.05            --              --         --         1.94%
      All contract charges                                        528        $  5,854       0.58%          --
EQ/EQUITY 500 INDEX
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B      $27.91            --              --         --         0.36%
      Highest contract charges 1.70% Class B     $25.27            --              --         --        (0.20)%
      All contract charges                           --         2,284        $ 60,909       1.45%          --
2010  Lowest contract charges 0.50% Class B      $31.06            --              --         --        13.81%
      Highest contract charges 1.70% Class B     $25.32            --              --         --        12.44%
      All contract charges                           --         2,476        $ 65,960       1.35%          --
2009  Lowest contract charges 0.50% Class B      $27.29            --              --         --        25.24%
      Highest contract charges 1.70% Class B     $22.52            --              --         --        23.74%
      All contract charges                           --         2,851        $ 67,293       1.88%          --
2008  Lowest contract charges 0.50% Class B      $21.79            --              --         --       (37.64)%
      Highest contract charges 1.70% Class B     $18.20            --              --         --       (38.39)%
      All contract charges                           --         3,111        $ 59,174       1.59%          --
2007  Lowest contract charges 0.50% Class B      $34.94            --              --         --         4.42%
      Highest contract charges 1.70% Class B     $29.54            --              --         --         3.14%
      All contract charges                           --         3,801        $116,961       1.24%          --
EQ/EQUITY GROWTH PLUS
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B      $15.79            --              --         --        (6.68)%
      Highest contract charges 1.70% Class B     $13.93            --              --         --        (7.75)%
      All contract charges                           --         1,861        $ 26,739       0.25%          --
2010  Lowest contract charges 0.50% Class B      $16.92            --              --         --        14.68%
      Highest contract charges 1.70% Class B     $15.10            --              --         --        13.31%
      All contract charges                           --         2,287        $ 35,492       0.28%          --
2009  Lowest contract charges 0.50% Class B      $14.75            --              --         --        27.16%
      Highest contract charges 1.70% Class B     $13.33            --              --         --        25.64%
      All contract charges                           --         2,796        $ 38,192       0.80%          --

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                             UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                  UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                                  ---------- ----------------- ---------- -------------- ---------
EQ/EQUITY GROWTH PLUS (CONTINUED)
2008  Lowest contract charges 0.50% Class B         $11.60            --             --          --       (40.57)%
      Highest contract charges 1.70% Class B        $10.61            --             --          --       (41.32)%
      All contract charges                              --         3,497        $37,939        0.88%          --
2007  Lowest contract charges 0.50% Class B         $19.52            --             --          --        13.49%
      Highest contract charges 1.70% Class B        $18.08            --             --          --        12.09%
      All contract charges                              --         3,964        $72,987        0.17%          --
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B         $ 9.97            --             --          --        (0.99)%
      Highest contract charges 1.70% Class B        $ 9.68            --             --          --        (1.53)%
      All contract charges                              --         1,484        $14,576        3.35%          --
2010  Lowest contract charges 0.50% Class B         $10.36            --             --          --        10.72%
      Highest contract charges 1.70% Class B        $ 9.83            --             --          --         9.40%
      All contract charges                              --         1,556        $15,491        2.93%          --
2009  Lowest contract charges 0.50% Class B         $ 9.36            --             --          --        30.00%
      Highest contract charges 1.70% Class B        $ 8.99            --             --          --        28.25%
      All contract charges                              --         1,859        $16,864        5.87%          --
2008  Lowest contract charges 0.50% Class B         $ 7.20            --             --          --       (32.20)%
      Highest contract charges 1.70% Class B        $ 7.01            --             --          --       (32.92)%
      All contract charges                              --         1,959        $13,811        5.97%          --
2007  Lowest contract charges 0.50% Class B         $10.62            --             --          --         1.53%
      Highest contract charges 1.70% Class B        $10.45            --             --          --         0.29%
      All contract charges                              --         2,107        $22,106        3.79%          --
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B (e)     $ 7.78            --             --          --        (5.58)%
      Highest contract charges 1.60% Class B (e)    $ 7.62            --             --          --        (5.93)%
      All contract charges                              --           770        $ 5,916        1.84%          --
2010  Lowest contract charges 0.50% Class B (e)     $ 8.43            --             --          --         9.83%
      Highest contract charges 1.70% Class B (e)    $ 8.07            --             --          --         8.49%
      All contract charges                              --           723        $ 5,898        2.14%          --
2009  Lowest contract charges 0.50% Class B (e)     $ 7.68            --             --          --        27.79%
      Highest contract charges 1.70% Class B (e)    $ 7.44            --             --          --        26.32%
      All contract charges                              --           721        $ 5,402        2.56%          --
2008  Lowest contract charges 0.50% Class B (e)     $ 6.01            --             --          --       (37.20)%
      Highest contract charges 1.70% Class B (e)    $ 5.89            --             --          --       (37.93)%
      All contract charges                              --           659        $ 3,902        4.13%          --
2007  Lowest contract charges 0.50% Class B (e)     $ 9.57            --             --          --        (4.30)%
      Highest contract charges 1.70% Class B (e)    $ 9.49            --             --          --        (5.10)%
      All contract charges                              --           472        $ 4,489        1.96%          --
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 0.50% to 1.70%
2011  Lowest contract charges 0.50% Class B         $13.28            --             --          --         0.84%
      Highest contract charges 1.70% Class B        $12.25            --             --          --        (0.41)%
      All contract charges                              --           545        $ 6,846        0.18%          --
2010  Lowest contract charges 0.50% Class B         $13.17            --             --          --         9.04%
      Highest contract charges 1.70% Class B        $12.30            --             --          --         7.77%
      All contract charges                              --           516        $ 6,477        0.00%          --
2009  Lowest contract charges 0.50% Class B         $12.08            --             --          --        16.04%
      Highest contract charges 1.70% Class B        $11.41            --             --          --        14.67%
      All contract charges                              --           470        $ 5,450        0.00%          --

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/GAMCO MERGERS & ACQUISITIONS (CONTINUED)
2008  Lowest contract charges 0.50% Class B     $10.41            --              --         --       (14.25)%
      Highest contract charges 1.70% Class B    $ 9.95            --              --         --       (15.32)%
      All contract charges                          --           447        $  4,504       0.44%          --
2007  Lowest contract charges 0.50% Class B     $12.14            --              --         --         2.97%
      Highest contract charges 1.70% Class B    $11.75            --              --         --         1.64%
      All contract charges                          --           601        $  7,151       0.49%          --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $43.10            --              --         --        (3.99)%
      Highest contract charges 1.70% Class B    $32.44            --              --         --        (5.15)%
      All contract charges                          --           909        $ 31,875       0.07%          --
2010  Lowest contract charges 0.50% Class B     $44.89            --              --         --        31.98%
      Highest contract charges 1.70% Class B    $34.20            --              --         --        30.37%
      All contract charges                          --           940        $ 34,567       0.36%          --
2009  Lowest contract charges 0.50% Class B     $34.01            --              --         --        40.71%
      Highest contract charges 1.70% Class B    $26.23            --              --         --        39.08%
      All contract charges                          --           898        $ 25,260       0.44%          --
2008  Lowest contract charges 0.50% Class B     $24.17            --              --         --       (30.98)%
      Highest contract charges 1.70% Class B    $18.86            --              --         --       (31.84)%
      All contract charges                          --           840        $ 16,988       0.58%          --
2007  Lowest contract charges 0.50% Class B     $35.02            --              --         --         8.72%
      Highest contract charges 1.70% Class B    $27.67            --              --         --         7.41%
      All contract charges                          --           792        $ 23,223       0.47%          --
EQ/GLOBAL BOND PLUS
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B     $12.40            --              --         --         3.25%
      Highest contract charges 1.60% Class B    $12.05            --              --         --         2.73%
      All contract charges                          --         1,413        $ 17,259       3.48%          --
2010  Lowest contract charges 0.50% Class B     $12.43            --              --         --         5.80%
      Highest contract charges 1.70% Class B    $11.67            --              --         --         4.54%
      All contract charges                          --         1,277        $ 15,159       2.76%          --
2009  Lowest contract charges 0.50% Class B     $11.75            --              --         --         1.47%
      Highest contract charges 1.70% Class B    $11.16            --              --         --         0.18%
      All contract charges                          --         1,267        $ 13,347       0.79%          --
2008  Lowest contract charges 0.50% Class B     $11.58            --              --         --         5.95%
      Highest contract charges 1.70% Class B    $11.14            --              --         --         4.70%
      All contract charges                          --         1,470        $ 16,556      16.15%          --
2007  Lowest contract charges 0.50% Class B     $10.93            --              --         --         8.76%
      Highest contract charges 1.70% Class B    $10.64            --              --         --         7.47%
      All contract charges                          --           983        $ 10,635       4.53%          --
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $17.70            --              --         --       (12.72)%
      Highest contract charges 1.70% Class B    $14.86            --              --         --       (13.86)%
      All contract charges                          --         2,825        $ 43,806       1.68%          --
2010  Lowest contract charges 0.50% Class B     $20.28            --              --         --        10.89%
      Highest contract charges 1.70% Class B    $17.25            --              --         --         9.57%
      All contract charges                          --         3,296        $ 59,101       1.07%          --
2009  Lowest contract charges 0.50% Class B     $18.29            --              --         --        49.31%
      Highest contract charges 1.70% Class B    $15.74            --              --         --        47.52%
      All contract charges                          --         3,939        $ 64,296       1.27%          --
2008  Lowest contract charges 0.50% Class B     $12.25            --              --         --       (57.55)%
      Highest contract charges 1.70% Class B    $10.67            --              --         --       (58.07)%
      All contract charges                          --         4,221        $ 46,562       0.13%          --
2007  Lowest contract charges 0.50% Class B     $28.86            --              --         --        41.26%
      Highest contract charges 1.70% Class B    $25.45            --              --         --        39.61%
      All contract charges                          --         5,020        $131,723         --           --

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
      Unit Value 1.15%*
2011  1.15% Class A                             $22.74            99        $ 2,245        0.40%        4.36%
2010  1.15% Class A                             $21.79           108        $ 2,352        1.12%        3.27%
2009  1.15% Class A                             $21.10           127        $ 2,687        0.94%       (3.17)%
2008  1.15% Class A                             $21.79           204        $ 4,453        2.98%        2.69%
2007  1.15% Class A                             $21.22           205        $ 4,343        4.03%        5.89%
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $25.11            --             --          --         4.76%
      Highest contract charges 1.70% Class B    $19.52            --             --          --         3.50%
      All contract charges                          --         2,204        $45,111        0.40%          --
2010  Lowest contract charges 0.50% Class B     $23.97            --             --          --         3.71%
      Highest contract charges 1.70% Class B    $18.86            --             --          --         2.45%
      All contract charges                          --         2,529        $49,867        1.12%          --
2009  Lowest contract charges 0.50% Class B     $23.11            --             --          --        (2.78)%
      Highest contract charges 1.70% Class B    $18.41            --             --          --        (3.91)%
      All contract charges                          --         3,035        $58,250        0.94%          --
2008  Lowest contract charges 0.50% Class B     $23.77            --             --          --         3.08%
      Highest contract charges 1.70% Class B    $19.16            --             --          --         1.81%
      All contract charges                          --         3,845        $76,626        2.98%          --
2007  Lowest contract charges 0.50% Class B     $23.06            --             --          --         6.32%
      Highest contract charges 1.70% Class B    $18.82            --             --          --         5.02%
      All contract charges                          --         4,615        $90,022        4.03%          --
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.50% to 1.60%*
2011  Lowest contract charges 0.50% Class B     $11.80            --             --          --       (17.37)%
      Highest contract charges 1.60% Class B    $10.25            --             --          --       (18.26)%
      All contract charges                          --         1,057        $11,283        2.67%          --
2010  Lowest contract charges 0.50% Class B     $14.28            --             --          --         8.66%
      Highest contract charges 1.70% Class B    $12.39            --             --          --         7.39%
      All contract charges                          --         1,171        $15,187        1.70%          --
2009  Lowest contract charges 0.50% Class B     $13.14            --             --          --        34.63%
      Highest contract charges 1.70% Class B    $11.54            --             --          --        32.95%
      All contract charges                          --         1,398        $16,755        3.17%          --
2008  Lowest contract charges 0.50% Class B     $ 9.76            --             --          --       (45.11)%
      Highest contract charges 1.70% Class B    $ 8.68            --             --          --       (45.78)%
      All contract charges                          --         1,350        $12,153        1.39%          --
2007  Lowest contract charges 0.50% Class B     $17.78            --             --          --        14.64%
      Highest contract charges 1.70% Class B    $16.01            --             --          --        13.31%
      All contract charges                          --         1,518        $25,426        0.39%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 1.15%*
2011  1.15% Class A                             $11.95           534        $ 6,381        2.76%      (13.03)%
2010  1.15% Class A                             $13.74           617        $ 8,484        2.20%        4.24%
2009  1.15% Class A                             $13.18           699        $ 9,205        2.36%       26.00%
2008  1.15% Class A                             $10.46           815        $ 8,523        2.56%      (51.17)%
2007  1.15% Class A                             $21.42           978        $20,944        1.24%       10.70%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $12.85            --             --          --       (12.59)%
      Highest contract charges 1.70% Class B    $10.48            --             --          --       (13.74)%
      All contract charges                          --         4,426        $48,604        2.76%          --
2010  Lowest contract charges 0.50% Class B     $14.70            --             --          --         4.65%
      Highest contract charges 1.70% Class B    $12.15            --             --          --         3.46%
      All contract charges                          --         4,978        $63,154        2.20%          --

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/INTERNATIONAL EQUITY INDEX (CONTINUED)
2009  Lowest contract charges 0.50% Class B     $14.05            --             --          --        26.46%
      Highest contract charges 1.70% Class B    $11.74            --             --          --        24.89%
      All contract charges                          --         5,769        $70,498        2.36%          --
2008  Lowest contract charges 0.50% Class B     $11.11            --             --          --       (50.95)%
      Highest contract charges 1.70% Class B    $ 9.40            --             --          --       (51.57)%
      All contract charges                          --         6,676        $65,108        2.56%          --
2007  Lowest contract charges 0.50% Class B     $22.65            --             --          --        11.14%
      Highest contract charges 1.70% Class B    $19.41            --             --          --         9.85%
      All contract charges                          --         8,005        $   161        1.24%          --
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B     $16.03            --             --          --       (17.16)%
      Highest contract charges 1.70% Class B    $14.77            --             --          --       (17.62)%
      All contract charges                          --         1,666        $25,719        1.89%          --
2010  Lowest contract charges 0.50% Class B     $21.16            --             --          --         5.55%
      Highest contract charges 1.70% Class B    $17.93            --             --          --         4.29%
      All contract charges                          --         1,904        $35,599        0.73%          --
2009  Lowest contract charges 0.50% Class B     $20.05            --             --          --        29.61%
      Highest contract charges 1.70% Class B    $17.19            --             --          --        28.00%
      All contract charges                          --         2,144        $38,323        1.96%          --
2008  Lowest contract charges 0.50% Class B     $15.47            --             --          --       (43.29)%
      Highest contract charges 1.70% Class B    $13.43            --             --          --       (43.97)%
      All contract charges                          --         2,498        $34,788        2.01%          --
2007  Lowest contract charges 0.50% Class B     $27.28            --             --          --         9.65%
      Highest contract charges 1.70% Class B    $23.97            --             --          --         8.31%
      All contract charges                          --         3,268        $80,889        1.75%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B     $12.96            --             --          --        (6.29)%
      Highest contract charges 1.70% Class B    $11.94            --             --          --        (6.86)%
      All contract charges                          --         1,117        $14,034        1.00%          --
2010  Lowest contract charges 0.50% Class B     $15.13            --             --          --        11.74%
      Highest contract charges 1.70% Class B    $12.82            --             --          --        10.40%
      All contract charges                          --         1,272        $17,095        1.30%          --
2009  Lowest contract charges 0.50% Class B     $13.54            --             --          --        31.71%
      Highest contract charges 1.70% Class B    $11.61            --             --          --        30.01%
      All contract charges                          --         1,358        $16,484        1.42%          --
2008  Lowest contract charges 0.50% Class B     $10.28            --             --          --       (40.09)%
      Highest contract charges 1.70% Class B    $ 8.93            --             --          --       (40.78)%
      All contract charges                          --         1,563        $14,524        1.76%          --
2007  Lowest contract charges 0.50% Class B     $17.16            --             --          --        (1.72)%
      Highest contract charges 1.70% Class B    $15.08            --             --          --        (2.90)%
      All contract charges                          --         1,918        $30,002        1.29%          --
EQ/LARGE CAP CORE PLUS
      Unit Value 0.50% to 1.60%*
2011  Lowest contract charges 0.50% Class B     $ 9.94            --             --          --        (4.70)%
      Highest contract charges 1.60% Class B    $ 8.60            --             --          --        (5.81)%
      All contract charges                          --           494        $ 4,338        1.01%          --
2010  Lowest contract charges 0.50% Class B     $10.43            --             --          --        13.63%
      Highest contract charges 1.70% Class B    $ 9.02            --             --          --        12.30%
      All contract charges                          --           580        $ 5,382        0.98%          --
2009  Lowest contract charges 0.50% Class B     $ 9.18            --             --          --        25.93%
      Highest contract charges 1.70% Class B    $ 8.03            --             --          --        24.30%
      All contract charges                          --           654        $ 5,395        4.18%          --

                                    FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/LARGE CAP CORE PLUS (CONTINUED)
2008  Lowest contract charges 0.50% Class B     $ 7.29            --             --          --       (37.75)%
      Highest contract charges 1.70% Class B    $ 6.46            --             --          --       (38.48)%
      All contract charges                          --           778        $ 5,152        0.32%          --
2007  Lowest contract charges 0.50% Class B     $11.71            --             --          --         3.35%
      Highest contract charges 1.70% Class B    $10.50            --             --          --         2.14%
      All contract charges                          --           941        $10,092        1.11%          --
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B     $ 7.87            --             --          --         1.16%
      Highest contract charges 1.70% Class B    $ 7.33            --             --          --         0.55%
      All contract charges                          --         5,249        $39,773        0.85%          --
2010  Lowest contract charges 0.50% Class B     $ 8.40            --             --          --        15.34%
      Highest contract charges 1.70% Class B    $ 7.29            --             --          --        14.04%
      All contract charges                          --         5,800        $43,550        0.94%          --
2009  Lowest contract charges 0.50% Class B     $ 7.28            --             --          --        35.57%
      Highest contract charges 1.70% Class B    $ 6.39            --             --          --        33.68%
      All contract charges                          --         6,796        $44,637        2.07%          --
2008  Lowest contract charges 0.50% Class B     $ 5.37            --             --          --       (36.60)%
      Highest contract charges 1.70% Class B    $ 4.78            --             --          --       (37.27)%
      All contract charges                          --         7,550        $36,927        0.13%          --
2007  Lowest contract charges 0.50% Class B     $ 8.47            --             --          --        13.39%
      Highest contract charges 1.70% Class B    $ 7.62            --             --          --        12.06%
      All contract charges                          --         9,142        $71,185        0.00%          --
EQ/LARGE CAP GROWTH PLUS (O)
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $16.98            --             --          --        (4.12)%
      Highest contract charges 1.70% Class B    $14.21            --             --          --        (5.27)%
      All contract charges                          --         3,101        $46,147        0.39%          --
2010  Lowest contract charges 0.50% Class B     $17.71            --             --          --        13.90%
      Highest contract charges 1.70% Class B    $15.00            --             --          --        12.48%
      All contract charges                          --         3,267        $51,178        0.37%          --
2009  Lowest contract charges 0.50% Class B     $15.55            --             --          --        34.17%
      Highest contract charges 1.70% Class B    $13.34            --             --          --        32.60%
      All contract charges                          --         3,708        $51,466        1.26%          --
2008  Lowest contract charges 0.50% Class B     $11.59            --             --          --       (38.55)%
      Highest contract charges 1.70% Class B    $10.06            --             --          --       (39.29)%
      All contract charges                          --         4,156        $43,404        0.10%          --
2007  Lowest contract charges 0.50% Class B     $18.86            --             --          --        15.07%
      Highest contract charges 1.70% Class B    $16.57            --             --          --        13.65%
      All contract charges                          --         4,958        $85,014        0.34%          --
EQ/LARGE CAP VALUE INDEX (P)
      Unit Value 1.15% to 1.70%
2011  Lowest contract charges 1.15% Class B     $ 5.88            --             --          --        (1.51)%
      Highest contract charges 1.70% Class B    $ 5.68            --             --          --        (2.07)%
      All contract charges                          --           909        $ 5,289        1.76%          --
2010  Lowest contract charges 0.50% Class B     $ 6.18            --             --          --        14.00%
      Highest contract charges 1.70% Class B    $ 5.80            --             --          --        12.58%
      All contract charges                          --           440        $ 2,612        1.44%          --
2009  Lowest contract charges 0.50% Class B     $ 5.42            --             --          --        18.60%
      Highest contract charges 1.70% Class B    $ 5.15            --             --          --        17.31%
      All contract charges                          --           486        $ 2,551        9.32%          --
2008  Lowest contract charges 0.50% Class B     $ 4.57            --             --          --       (56.93)%
      Highest contract charges 1.70% Class B    $ 4.39            --             --          --       (57.46)%
      All contract charges                          --           341        $ 1,523        0.72%          --
2007  Lowest contract charges 0.50% Class B     $10.61            --             --          --        (6.35)%
      Highest contract charges 1.70% Class B    $10.32            --             --          --        (7.61)%
      All contract charges                          --           706        $ 7,423          --           --

                                    FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 1.15%*
2011  1.15% Class A (f)                         $ 6.39         1,939        $ 12,393       1.10%       (5.89)%
2010  1.15% Class A (f)                         $ 6.79         2,235        $ 15,174       1.13%       11.67%
2009  1.15% Class A (f)                         $ 6.08         2,585        $ 15,729       2.13%       19.22%
2008  1.15% Class A (f)                         $ 5.10         3,136        $ 15,999       2.68%      (43.71)%
2007  1.15% Class A (f)                         $ 9.06         4,100        $ 37,131       2.27%       (9.40)%
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $13.18            --              --         --        (5.52)%
      Highest contract charges 1.70% Class B    $11.12            --              --         --        (6.63)%
      All contract charges                          --        12,814        $128,303       1.10%          --
2010  Lowest contract charges 0.50% Class B     $13.95            --              --         --        12.14%
      Highest contract charges 1.70% Class B    $11.91            --              --         --        10.73%
      All contract charges                          --        14,835        $158,669       1.13%          --
2009  Lowest contract charges 0.50% Class B     $12.44            --              --         --        19.85%
      Highest contract charges 1.70% Class B    $10.76            --              --         --        18.37%
      All contract charges                          --        17,198        $165,754       2.13%          --
2008  Lowest contract charges 0.50% Class B     $10.38            --              --         --       (43.62)%
      Highest contract charges 1.70% Class B    $ 9.09            --              --         --       (44.27)%
      All contract charges                          --        20,212        $164,159       2.68%          --
2007  Lowest contract charges 0.50% Class B     $18.41            --              --         --        (5.05)%
      Highest contract charges 1.70% Class B    $16.31            --              --         --        (6.16)%
      All contract charges                          --        26,493        $387,603       2.27%          --
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 1.15% to 1.70%
2011  Lowest contract charges 1.15% Class B     $11.12            --              --         --        (9.52)%
      Highest contract charges 1.70% Class B    $10.71            --              --         --       (10.08)%
      All contract charges                          --           393        $  4,297       0.66%          --
2010  Lowest contract charges 0.50% Class B     $12.76            --              --         --        13.40%
      Highest contract charges 1.70% Class B    $11.91            --              --         --        12.04%
      All contract charges                          --           416        $  5,048       0.41%          --
2009  Lowest contract charges 0.50% Class B     $11.25            --              --         --        24.86%
      Highest contract charges 1.70% Class B    $10.63            --              --         --        23.32%
      All contract charges                          --           355        $  3,825       0.70%          --
2008  Lowest contract charges 0.50% Class B     $ 9.01            --              --         --       (31.27)%
      Highest contract charges 1.70% Class B    $ 8.62            --              --         --       (32.13)%
      All contract charges                          --           276        $  2,408       1.29%          --
2007  Lowest contract charges 0.50% Class B     $13.11            --              --         --        10.08%
      Highest contract charges 1.70% Class B    $12.70            --              --         --         8.83%
      All contract charges                          --           138        $  1,764       0.78%          --
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.15% to 1.60%
2011  Lowest contract charges 1.15% Class B     $13.19            --              --         --       (11.77)%
      Highest contract charges 1.60% Class B    $12.80            --              --         --       (12.15)%
      All contract charges                          --           786        $ 10,197       0.66%          --
2010  Lowest contract charges 0.50% Class B     $15.51            --              --         --        14.40%
      Highest contract charges 1.70% Class B    $14.48            --              --         --        12.97%
      All contract charges                          --           778        $ 11,470       0.94%          --
2009  Lowest contract charges 0.50% Class B     $13.56            --              --         --        36.56%
      Highest contract charges 1.70% Class B    $12.82            --              --         --        34.95%
      All contract charges                          --           661        $  8,589       1.32%          --

                                    FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/MFS INTERNATIONAL GROWTH (CONTINUED)
2008  Lowest contract charges 0.50% Class B     $ 9.93            --              --         --       (40.61)%
      Highest contract charges 1.70% Class B    $ 9.50            --              --         --       (41.29)%
      All contract charges                          --           556        $  5,339       0.97%          --
2007  Lowest contract charges 0.50% Class B     $16.72            --              --         --        15.63%
      Highest contract charges 1.70% Class B    $16.18            --              --         --        14.18%
      All contract charges                          --           478        $  7,804       0.67%          --
EQ/MID CAP INDEX
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $12.13            --              --         --        (2.88)%
      Highest contract charges 1.70% Class B    $10.57            --              --         --        (4.08)%
      All contract charges                          --         2,470        $ 26,853       0.60%          --
2010  Lowest contract charges 0.50% Class B     $12.49            --              --         --        25.05%
      Highest contract charges 1.70% Class B    $11.02            --              --         --        23.55%
      All contract charges                          --         2,835        $ 32,027       0.71%          --
2009  Lowest contract charges 0.50% Class B     $ 9.99            --              --         --        35.73%
      Highest contract charges 1.70% Class B    $ 8.92            --              --         --        33.93%
      All contract charges                          --         3,355        $ 30,585       1.04%          --
2008  Lowest contract charges 0.50% Class B     $ 7.36            --              --         --       (49.55)%
      Highest contract charges 1.70% Class B    $ 6.66            --              --         --       (50.11)%
      All contract charges                          --         3,909        $ 26,540       0.78%          --
2007  Lowest contract charges 0.50% Class B     $14.59            --              --         --         7.44%
      Highest contract charges 1.70% Class B    $13.35            --              --         --         6.21%
      All contract charges                          --         4,894        $ 66,595         --           --
EQ/MID CAP VALUE PLUS (G)
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $16.67            --              --         --        (9.84)%
      Highest contract charges 1.70% Class B    $13.95            --              --         --       (10.98)%
      All contract charges                          --         3,515        $ 51,129       0.82%          --
2010  Lowest contract charges 0.50% Class B     $18.49            --              --         --        21.82%
      Highest contract charges 1.70% Class B    $15.67            --              --         --        20.42%
      All contract charges                          --         4,067        $ 66,195       0.97%          --
2009  Lowest contract charges 0.50% Class B     $15.18            --              --         --        35.17%
      Highest contract charges 1.70% Class B    $13.01            --              --         --        33.57%
      All contract charges                          --         4,774        $ 64,362       1.12%          --
2008  Lowest contract charges 0.50% Class B     $11.23            --              --         --       (39.85)%
      Highest contract charges 1.70% Class B    $ 9.74            --              --         --       (40.61)%
      All contract charges                          --         5,140        $ 51,712       1.30%          --
2007  Lowest contract charges 0.50% Class B     $18.67            --              --         --        (2.10)%
      Highest contract charges 1.70% Class B    $16.40            --              --         --        (3.30)%
      All contract charges                          --         6,755        $114,184       0.93%          --
EQ/MONEY MARKET
      Unit Value 1.15%*
2011  1.15% Class A                             $32.24           157        $  5,064       0.01%       (1.16)%
2010  1.15% Class A                             $32.62           201        $  6,563       0.01%       (1.07)%
2009  1.15% Class A                             $32.97           241        $  7,957       0.02%       (0.84)%
2008  1.15% Class A                             $33.25           335        $  1,107       2.05%        1.19%
2007  1.15% Class A                             $32.86           259        $  8,522       4.62%        3.76%
EQ/MONEY MARKET
      Unit Value 0.00% to 1.70%*
2011  Lowest contract charges 0.00% Class B     $44.43            --              --         --         0.00%
      Highest contract charges 1.70% Class B    $26.36            --              --         --        (1.72)%
      All contract charges                          --         2,091        $ 59,953       0.01%          --

                                    FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                          UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                               ---------- ----------------- ---------- -------------- ---------
EQ/MONEY MARKET (CONTINUED)
2010  Lowest contract charges 0.00% Class B      $44.43            --              --         --         0.00%
      Highest contract charges 1.70% Class B     $26.82            --              --         --        (1.70)%
      All contract charges                           --         2,397        $ 69,864       0.01%          --
2009  Lowest contract charges 0.00% Class B      $44.43            --              --         --        13.30%
      Highest contract charges 1.70% Class B     $27.28            --              --         --        (1.69)%
      All contract charges                           --         3,113        $ 91,745       0.02%          --
2008  Lowest contract charges 0.00% Class B      $44.43            --              --         --         2.11%
      Highest contract charges 1.70% Class B     $27.75            --              --         --         0.36%
      All contract charges                           --         4,855        $154,195       2.05%          --
2007  Lowest contract charges 0.00% Class B      $43.51            --              --         --         4.72%
      Highest contract charges 1.70% Class B     $27.65            --              --         --         2.94%
      All contract charges                           --         3,848        $113,281       4.62%          --
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B      $ 5.51            --              --         --         1.66%
      Highest contract charges 1.60% Class B     $ 5.19            --              --         --         1.17%
      All contract charges                           --         1,147        $  6,109       0.49%          --
2010  Lowest contract charges 0.50% Class B      $ 5.87            --              --         --         7.70%
      Highest contract charges 1.70% Class B     $ 5.07            --              --         --         6.27%
      All contract charges                           --         1,271        $  6,679       0.53%          --
2009  Lowest contract charges 0.50% Class B      $ 5.45            --              --         --        29.15%
      Highest contract charges 1.70% Class B     $ 4.77            --              --         --        27.54%
      All contract charges                           --         1,611        $  7,930       0.39%          --
2008  Lowest contract charges 0.50% Class B      $ 4.22            --              --         --       (33.23)%
      Highest contract charges 1.70% Class B     $ 3.74            --              --         --       (33.92)%
      All contract charges                           --         1,775        $  6,830       0.27%          --
2007  Lowest contract charges 0.50% Class B      $ 6.32            --              --         --        20.15%
      Highest contract charges 1.70% Class B     $ 5.66            --              --         --        18.66%
      All contract charges                           --           554        $  3,227       0.29%          --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.50% to 1.70%
2011  Lowest contract charges 0.50% Class B      $16.32            --              --         --        (8.16)%
      Highest contract charges 1.70% Class B     $15.05            --              --         --        (9.28)%
      All contract charges                           --         1,236        $ 19,050       0.25%          --
2010  Lowest contract charges 0.50% Class B      $17.77            --              --         --        31.60%
      Highest contract charges 1.70% Class B     $16.59            --              --         --        30.09%
      All contract charges                           --         1,297        $ 21,972       0.12%          --
2009  Lowest contract charges 0.50% Class B      $13.50            --              --         --        56.25%
      Highest contract charges 1.70% Class B     $12.75            --              --         --        54.36%
      All contract charges                           --         1,166        $ 15,126       0.00%          --
2008  Lowest contract charges 0.50% Class B      $ 8.64            --              --         --       (47.57)%
      Highest contract charges 1.70% Class B     $ 8.26            --              --         --       (48.21)%
      All contract charges                           --           821        $  6,886       0.00%          --
2007  Lowest contract charges 0.50% Class B      $16.48            --              --         --        21.80%
      Highest contract charges 1.70% Class B     $15.95            --              --         --        20.29%
      All contract charges                           --           530        $  8,521       0.39%          --
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B      $ 8.52            --              --         --        (5.54)%
      Highest contract charges 1.60% Class B     $ 8.31            --              --         --        (6.00)%
      All contract charges                           --           359        $  3,020       0.92%          --
2010  Lowest contract charges 0.50% Class B      $ 9.28            --              --         --        11.35%
      Highest contract charges 1.70% Class B     $ 8.80            --              --         --        10.03%
      All contract charges                           --           390        $  3,475       1.74%          --
2009  Lowest contract charges 0.50% Class B      $ 8.33            --              --         --        24.51%
      Highest contract charges 1.70% Class B     $ 8.00            --              --         --        23.08%
      All contract charges                           --           496        $  4,005       0.18%          --

                                    FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                          UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                               ---------- ----------------- ---------- -------------- ---------
EQ/MUTUAL LARGE CAP EQUITY (CONTINUED)
2008  Lowest contract charges 0.50% Class B      $ 6.69            --             --          --       (38.40)%
      Highest contract charges 1.70% Class B     $ 6.50            --             --          --       (39.20)%
      All contract charges                           --           576        $ 3,775        3.34%          --
2007  Lowest contract charges 0.50% Class B      $10.86            --             --          --         1.12%
      Highest contract charges 1.70% Class B     $10.69            --             --          --        (0.09)%
      All contract charges                           --           678        $ 7,267          --           --
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B      $ 9.57            --             --          --        (9.72)%
      Highest contract charges 1.70% Class B     $ 9.30            --             --          --       (10.14)%
      All contract charges                           --           706        $ 6,667        0.77%          --
2010  Lowest contract charges 0.50% Class B      $10.90            --             --          --        14.66%
      Highest contract charges 1.70% Class B     $10.35            --             --          --        13.21%
      All contract charges                           --           497          5,208        0.68%          --
2009  Lowest contract charges 0.50% Class B      $ 9.51            --             --          --        37.83%
      Highest contract charges 1.70% Class B     $ 9.14            --             --          --        36.21%
      All contract charges                           --           356          3,290        0.75%          --
2008  Lowest contract charges 0.50% Class B      $ 6.90            --             --          --       (41.03)%
      Highest contract charges 1.70% Class B     $ 6.71            --             --          --       (41.70)%
      All contract charges                           --           216        $ 1,459        1.09%          --
2007  Lowest contract charges 0.50% Class B      $11.70            --             --          --         5.22%
      Highest contract charges 1.70% Class B     $11.51            --             --          --         3.88%
      All contract charges                           --           236        $ 2,725        0.35%          --
EQ/PIMCO ULTRA SHORT BOND (H)
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B      $10.83            --             --          --        (1.37)%
      Highest contract charges 1.70% Class B     $10.44            --             --          --        (1.88)%
      All contract charges                           --         3,025        $32,203        0.47%          --
2010  Lowest contract charges 0.50% Class B      $11.40            --             --          --         0.31%
      Highest contract charges 1.70% Class B     $10.64            --             --          --        (0.85)%
      All contract charges                           --         3,638        $39,346        0.32%          --
2009  Lowest contract charges 0.50% Class B      $11.36            --             --          --         7.47%
      Highest contract charges 1.70% Class B     $10.73            --             --          --         6.13%
      All contract charges                           --         4,222        $45,893        1.10%          --
2008  Lowest contract charges 0.50% Class B      $10.57            --             --          --        (4.52)%
      Highest contract charges 1.70% Class B     $10.11            --             --          --        (5.69)%
      All contract charges                           --         3,408        $34,789        3.23%          --
2007  Lowest contract charges 0.50% Class B      $11.07            --             --          --        10.92%
      Highest contract charges 1.70% Class B     $10.72            --             --          --         9.61%
      All contract charges                           --         1,487        $16,050        3.24%          --
EQ/QUALITY BOND PLUS (M)
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B      $17.70            --             --          --         0.06%
      Highest contract charges 1.70% Class B     $15.98            --             --          --        (0.50)%
      All contract charges                           --           894        $15,059        2.23%          --
2010  Lowest contract charges 0.50% Class B      $19.80            --             --          --         5.73%
      Highest contract charges 1.70% Class B     $16.06            --             --          --         4.45%
      All contract charges                           --         1,044        $17,588       10.02%          --
2009  Lowest contract charges 0.50% Class B      $18.73            --             --          --         5.52%
      Highest contract charges 1.70% Class B     $15.38            --             --          --         4.27%
      All contract charges                           --         1,216        $19,530        3.61%          --
2008  Lowest contract charges 0.50% Class B      $17.75            --             --          --        (7.02)%
      Highest contract charges 1.70% Class B     $14.75            --             --          --        (8.16)%
      All contract charges                           --           860        $13,225        5.01%          --
2007  Lowest contract charges 0.50% Class B      $19.09            --             --          --         4.03%
      Highest contract charges 1.70% Class B     $16.06            --             --          --         2.75%
      All contract charges                           --         1,044        $17,419        4.60%          --

                                    FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                               --------------------------------------------------------------
                                                          UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                               UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                               ---------- ----------------- ---------- -------------- ---------
EQ/SMALL COMPANY INDEX (L)
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B      $16.23            --             --          --        (5.09)%
      Highest contract charges 1.70% Class B     $15.01            --             --          --        (5.66)%
      All contract charges                           --         1,083        $16,964        0.65%          --
2010  Lowest contract charges 0.50% Class B      $18.62            --             --          --        25.16%
      Highest contract charges 1.70% Class B     $15.91            --             --          --        23.68%
      All contract charges                           --         1,211        $20,035        0.92%          --
2009  Lowest contract charges 0.50% Class B      $14.88            --             --          --        25.57%
      Highest contract charges 1.70% Class B     $12.86            --             --          --        24.01%
      All contract charges                           --         1,404        $18,702        1.38%          --
2008  Lowest contract charges 0.50% Class B      $11.85            --             --          --       (34.49)%
      Highest contract charges 1.70% Class B     $10.37            --             --          --       (35.27)%
      All contract charges                           --         1,489        $15,941        0.79%          --
2007  Lowest contract charges 0.50% Class B      $18.09            --             --          --        (2.32)%
      Highest contract charges 1.70% Class B     $16.02            --             --          --        (3.49)%
      All contract charges                           --         1,780        $29,335        1.22%          --
EQ/T. ROWE PRICE GROWTH STOCK (B)
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B      $19.02            --             --          --        (2.46)%
      Highest contract charges 1.70% Class B     $14.32            --             --          --        (3.57)%
      All contract charges                           --           879        $13,266        0.00%          --
2010  Lowest contract charges 0.50% Class B      $19.50            --             --          --        15.78%
      Highest contract charges 1.70% Class B     $14.85            --             --          --        14.43%
      All contract charges                           --           955        $14,904        0.00%          --
2009  Lowest contract charges 0.50% Class B      $16.84            --             --          --        41.99%
      Highest contract charges 1.70% Class B     $12.98            --             --          --        40.17%
      All contract charges                           --           953        $12,981        0.00%          --
2008  Lowest contract charges 0.50% Class B      $11.86            --             --          --       (42.51)%
      Highest contract charges 1.70% Class B     $ 9.26            --             --          --       (43.19)%
      All contract charges                           --           891        $ 8,606        0.00%          --
2007  Lowest contract charges 0.50% Class B      $20.63            --             --          --         6.67%
      Highest contract charges 1.70% Class B     $16.30            --             --          --         5.43%
      All contract charges                           --         1,038        $17,635        0.14%          --
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B      $ 7.90            --             --          --        (9.40)%
      Highest contract charges 1.60% Class B     $ 7.71            --             --          --        (9.82)%
      All contract charges                           --           324        $ 2,537        1.85%          --
2010  Lowest contract charges 0.50% Class B      $ 8.97            --             --          --         7.42%
      Highest contract charges 1.70% Class B     $ 8.51            --             --          --         6.13%
      All contract charges                           --           300        $ 2,579        1.34%          --
2009  Lowest contract charges 0.50% Class B      $ 8.35            --             --          --        29.46%
      Highest contract charges 1.70% Class B     $ 8.02            --             --          --        27.91%
      All contract charges                           --           352        $ 2,855        1.50%          --
2008  Lowest contract charges 0.50% Class B      $ 6.45            --             --          --       (41.15)%
      Highest contract charges 1.70% Class B     $ 6.27            --             --          --       (41.84)%
      All contract charges                           --           356        $ 2,250        1.47%          --
2007  Lowest contract charges 0.50% Class B      $10.96            --             --          --         1.58%
      Highest contract charges 1.70% Class B     $10.78            --             --          --         0.28%
      All contract charges                           --           463        $ 5,015        0.58%          --
EQ/UBS GROWTH & INCOME
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B      $ 5.29            --             --          --        (3.99)%
      Highest contract charges 1.60% Class B     $ 4.99            --             --          --        (4.22)%
      All contract charges                           --           359        $ 1,829        0.84%          --

                                    FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
EQ/UBS GROWTH & INCOME (CONTINUED)
2010  Lowest contract charges 0.50% Class B     $ 5.97            --             --          --        12.55%
      Highest contract charges 1.70% Class B    $ 5.15            --             --          --        11.26%
      All contract charges                          --           304        $ 1,622        0.62%          --
2009  Lowest contract charges 0.50% Class B     $ 5.30            --             --          --        31.84%
      Highest contract charges 1.70% Class B    $ 4.63            --             --          --        30.06%
      All contract charges                          --           332        $ 1,591        0.76%          --
2008  Lowest contract charges 0.50% Class B     $ 4.02            --             --          --       (40.36)%
      Highest contract charges 1.70% Class B    $ 3.56            --             --          --       (41.06)%
      All contract charges                          --           382        $ 1,403        1.14%          --
2007  Lowest contract charges 0.50% Class B     $ 6.74            --             --          --         0.60%
      Highest contract charges 1.70% Class B    $ 6.04            --             --          --        (0.49)%
      All contract charges                          --           506        $ 3,135        0.69%          --
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.50% to 1.60%
2011  Lowest contract charges 0.50% Class B     $10.52            --             --          --        (2.41)%
      Highest contract charges 1.60% Class B    $ 9.76            --             --          --        (3.56)%
      All contract charges                          --           507        $ 5,126        1.33%          --
2010  Lowest contract charges 0.50% Class B     $10.78            --             --          --        14.58%
      Highest contract charges 1.70% Class B    $10.07            --             --          --        13.22%
      All contract charges                          --           530        $ 5,525        1.27%          --
2009  Lowest contract charges 0.50% Class B     $ 9.41            --             --          --        27.85%
      Highest contract charges 1.70% Class B    $ 8.89            --             --          --        26.28%
      All contract charges                          --           554        $ 5,062        1.44%          --
2008  Lowest contract charges 0.50% Class B     $ 7.36            --             --          --       (37.25)%
      Highest contract charges 1.70% Class B    $ 7.04            --             --          --       (38.03)%
      All contract charges                          --           628        $ 4,511        2.39%          --
2007  Lowest contract charges 0.50% Class B     $11.73            --             --          --        (3.06)%
      Highest contract charges 1.70% Class B    $11.36            --             --          --        (4.14)%
      All contract charges                          --           491        $ 5,623        0.84%          --
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $11.63            --             --          --        (6.36)%
      Highest contract charges 1.70% Class B    $ 9.94            --             --          --        (7.45)%
      All contract charges                          --         1,731        $18,084        0.00%          --
2010  Lowest contract charges 0.50% Class B     $12.42            --             --          --        16.74%
      Highest contract charges 1.70% Class B    $10.74            --             --          --        15.34%
      All contract charges                          --         1,280        $14,436        0.01%          --
2009  Lowest contract charges 0.50% Class B     $10.64            --             --          --        39.63%
      Highest contract charges 1.70% Class B    $ 9.31            --             --          --        37.93%
      All contract charges                          --         1,203        $11,686        0.20%          --
2008  Lowest contract charges 0.50% Class B     $ 7.62            --             --          --       (27.98)%
      Highest contract charges 1.70% Class B    $ 6.75            --             --          --       (28.87)%
      All contract charges                          --           787        $ 5,445        0.54%          --
2007  Lowest contract charges 0.50% Class B     $10.58            --             --          --        10.79%
      Highest contract charges 1.70% Class B    $ 9.49            --             --          --         9.46%
      All contract charges                          --           930        $ 9,027          --           --
MULTIMANAGER AGGRESSIVE EQUITY (J) (N)
      Unit Value 1.15%*
2011  1.15% Class A                             $54.82           118        $ 6,487        0.03%       (7.13)%
2010  1.15% Class A                             $59.03           138        $ 8,145        0.67%       16.55%
2009  1.15% Class A                             $50.65           151        $ 7,647        0.21%       36.05%
2008  1.15% Class A                             $37.23           154        $ 5,733        0.37%      (47.16)%
2007  1.15% Class A                             $70.46           186        $13,100        0.03%       10.37%

                                    FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY (J) (N)
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charges 1.15% Class B     $52.78            --             --          --        (7.35)%
      Highest contract charges 1.70% Class B    $45.67            --             --          --        (7.87)%
      All contract charges                          --           472        $23,532        0.03%          --
2010  Lowest contract charges 0.50% Class B     $67.09            --             --          --        17.02%
      Highest contract charges 1.70% Class B    $49.57            --             --          --        15.61%
      All contract charges                          --           545        $29,298        0.67%          --
2009  Lowest contract charges 0.50% Class B     $57.33            --             --          --        36.60%
      Highest contract charges 1.70% Class B    $42.88            --             --          --        34.97%
      All contract charges                          --           489        $22,782        0.21%          --
2008  Lowest contract charges 0.50% Class B     $41.97            --             --          --       (46.95)%
      Highest contract charges 1.70% Class B    $31.77            --             --          --       (47.59)%
      All contract charges                          --           342        $11,917        0.37%          --
2007  Lowest contract charges 0.50% Class B     $79.11            --             --          --        10.83%
      Highest contract charges 1.70% Class B    $60.62            --             --          --         9.48%
      All contract charges                          --           417        $27,546        0.03%          --
MULTIMANAGER CORE BOND
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $15.52            --             --          --         5.29%
      Highest contract charges 1.70% Class B    $13.74            --             --          --         4.01%
      All contract charges                          --         2,927        $41,501        2.57%          --
2010  Lowest contract charges 0.50% Class B     $14.74            --             --          --         5.65%
      Highest contract charges 1.70% Class B    $13.21            --             --          --         4.38%
      All contract charges                          --         2,880        $39,156        2.79%          --
2009  Lowest contract charges 0.50% Class B     $13.95            --             --          --         7.81%
      Highest contract charges 1.70% Class B    $12.66            --             --          --         6.48%
      All contract charges                          --         2,763        $35,823        3.53%          --
2008  Lowest contract charges 0.50% Class B     $12.94            --             --          --         1.97%
      Highest contract charges 1.70% Class B    $11.89            --             --          --         0.76%
      All contract charges                          --         2,816        $34,157        4.86%          --
2007  Lowest contract charges 0.50% Class B     $12.69            --             --          --         5.66%
      Highest contract charges 1.70% Class B    $11.80            --             --          --         4.42%
      All contract charges                          --         3,034        $36,328        4.10%          --
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 0.50% to 1.60%*
2011  Lowest contract charge 0.50% Class B      $11.66            --             --          --       (18.40)%
      Highest contract charge 1.60% Class B     $10.43            --             --          --       (19.33)%
      All contract charges                          --           800        $ 8,500        1.55%          --
2010  Lowest contract charge 0.50% Class B      $14.29            --             --          --         6.39%
      Highest contract charge 1.70% Class B     $12.81            --             --          --         5.17%
      All contract charges                          --           936        $12,294        2.79%          --
2009  Lowest contract charge 0.50% Class B      $13.43            --             --          --        29.26%
      Highest contract charge 1.70% Class B     $12.18            --             --          --        27.67%
      All contract charges                          --         1,146        $14,272        1.53%          --
2008  Lowest contract charge 0.50% Class B      $10.39            --             --          --       (47.47)%
      Highest contract charge 1.70% Class B     $ 9.54            --             --          --       (48.12)%
      All contract charges                          --         1,334        $12,979        1.46%          --
2007  Lowest contract charge 0.50% Class B      $19.78            --             --          --        11.88%
      Highest contract charge 1.70% Class B     $18.39            --             --          --        10.52%
      All contract charges                          --         1,545        $28,884        0.65%          --
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 1.15% to 1.70%*
2011  Lowest contract charge 1.15% Class B      $10.22            --             --          --        (8.42)%
      Highest contract charge 1.70% Class B     $ 9.67            --             --          --        (8.86)%
      All contract charges                          --           314        $ 3,118        0.30%          --

                                    FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                           UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                                UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                                ---------- ----------------- ---------- -------------- ---------
MULTIMANAGER LARGE CAP CORE EQUITY (CONTINUED)
2010    Lowest contract charge 0.50% Class B      $11.84            --             --          --        10.94%
        Highest contract charge 1.70% Class B     $10.61            --             --          --         9.63%
        All contract charges                          --           352        $ 3,812        0.25%          --
2009    Lowest contract charge 0.50% Class B      $10.67            --             --          --        31.89%
        Highest contract charge 1.70% Class B     $ 9.68            --             --          --        30.28%
        All contract charges                          --           434        $ 4,283        1.42%          --
2008    Lowest contract charge 0.50% Class B      $ 8.09            --             --          --       (39.85)%
        Highest contract charge 1.70% Class B     $ 7.43            --             --          --       (40.56)%
        All contract charges                          --           463        $ 3,499        0.45%          --
2007    Lowest contract charge 0.50% Class B      $13.45            --             --          --         4.51%
        Highest contract charge 1.70% Class B     $12.50            --             --          --         3.22%
        All contract charges                          --           625        $ 7,927        0.39%          --
MULTIMANAGER LARGE CAP VALUE
        Unit Value 1.15% to 1.60%*
2011    Lowest contract charge 1.15% Class B      $11.65            --             --          --        (6.65)%
        Highest contract charge 1.60% Class B     $11.13            --             --          --        (7.10)%
        All contract charges                          --           744        $ 8,431        0.95%          --
2010    Lowest contract charge 0.50% Class B      $13.24            --             --          --        12.56%
        Highest contract charge 1.70% Class B     $11.87            --             --          --        11.22%
        All contract charges                          --           895        $10,899        0.84%          --
2009    Lowest contract charge 0.50% Class B      $11.76            --             --          --        22.25%
        Highest contract charge 1.70% Class B     $10.67            --             --          --        20.84%
        All contract charges                          --         1,053        $11,486        1.74%          --
2008    Lowest contract charge 0.50% Class B      $ 9.62            --             --          --       (37.73)%
        Highest contract charge 1.70% Class B     $ 8.83            --             --          --       (38.55)%
        All contract charges                          --         1,342        $12,087        1.25%          --
2007    Lowest contract charge 0.50% Class B      $15.45            --             --          --         3.07%
        Highest contract charge 1.70% Class B     $14.37            --             --          --         1.91%
        All contract charges                          --         1,619        $23,654        1.07%          --
MULTIMANAGER MID CAP GROWTH
        Unit Value 1.15% to 1.70%*
2011    Lowest contract charge 1.15% Class B      $10.90            --             --          --        (8.94)%
        Highest contract charge 1.70% Class B     $10.31            --             --          --        (9.48)%
        All contract charges                          --           878        $ 9,311        0.00%          --
2010    Lowest contract charge 0.50% Class B      $12.70            --             --          --        26.24%
        Highest contract charge 1.70% Class B     $11.39            --             --          --        24.71%
        All contract charges                          --         1,031        $12,040        0.00%          --
2009    Lowest contract charge 0.50% Class B      $10.06            --             --          --        41.09%
        Highest contract charge 1.70% Class B     $ 9.13            --             --          --        39.39%
        All contract charges                          --         1,138        $10,623        0.00%          --
2008    Lowest contract charge 0.50% Class B      $ 7.13            --             --          --       (43.86)%
        Highest contract charge 1.70% Class B     $ 6.55            --             --          --       (44.54)%
        All contract charges                          --         1,350        $ 9,013        0.00%          --
2007    Lowest contract charge 0.50% Class B      $12.70            --             --          --        11.31%
        Highest contract charge 1.70% Class B     $11.81            --             --          --         9.96%
        All contract charges                          --         1,704        $20,433          --           --
MULTIMANAGER MID CAP VALUE
        Unit Value 0.50% to 1.70%*
2011    Lowest contract charge 0.50% Class B      $14.20            --             --          --       (13.73)%
        Highest contract charge 1.70% Class B     $12.57            --             --          --       (14.84)%
        All contract charges                          --           801        $10,364        0.02%          --
2010    Lowest contract charge 0.50% Class B      $16.46            --             --          --        24.33%
        Highest contract charge 1.70% Class B     $14.76            --             --          --        22.78%
        All contract charges                          --           898        $13,592        0.72%          --
2009    Lowest contract charge 0.50% Class B      $13.24            --             --          --        43.60%
        Highest contract charge 1.70% Class B     $12.02            --             --          --        41.91%
        All contract charges                          --         1,061        $13,025        2.96%          --

                                    FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
MULTIMANAGER MID CAP VALUE (CONTINUED)
2008  Lowest contract charge 0.50% Class B      $ 9.22            --             --          --       (36.28)%
      Highest contract charge 1.70% Class B     $ 8.47            --             --          --       (37.07)%
      All contract charges                          --         1,224        $10,559        0.46%          --
2007  Lowest contract charge 0.50% Class B      $14.47            --             --          --        (0.41)%
      Highest contract charge 1.70% Class B     $13.46            --             --          --        (1.61)%
      All contract charges                          --         1,372        $18,748          --           --
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 1.15%*
2011  1.15% Class A                             $32.15            45        $ 1,437        3.71%        4.11%
2010  1.15% Class A                             $30.88            58        $ 1,786        2.61%        5.67%
2009  1.15% Class A                             $29.22            48        $ 1,411        4.37%        8.66%
2008  1.15% Class A                             $26.89            59        $ 1,590        8.44%      (24.21)%
2007  1.15% Class A                             $35.48            76        $ 2,697        6.89%        2.22%
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $36.45            --             --          --         4.53%
      Highest contract charges 1.70% Class B    $26.92            --             --          --         3.30%
      All contract charges                          --         1,295        $37,387        3.71%          --
2010  Lowest contract charges 0.50% Class B     $34.87            --             --          --         6.11%
      Highest contract charges 1.70% Class B    $26.06            --             --          --         4.83%
      All contract charges                          --         1,418        $39,545        2.61%          --
2009  Lowest contract charges 0.50% Class B     $32.86            --             --          --         9.10%
      Highest contract charges 1.70% Class B    $24.86            --             --          --         7.76%
      All contract charges                          --         1,459        $38,712        4.37%          --
2008  Lowest contract charges 0.50% Class B     $30.12            --             --          --       (23.90)%
      Highest contract charges 1.70% Class B    $23.07            --             --          --       (24.80)%
      All contract charges                          --         1,640        $40,215        8.44%          --
2007  Lowest contract charges 0.50% Class B     $39.58            --             --          --         2.62%
      Highest contract charges 1.70% Class B    $30.68            --             --          --         1.39%
      All contract charges                          --         2,228        $72,319        6.89%          --
MULTIMANAGER SMALL CAP GROWTH (C)
      Unit Value 1.15% to 1.60%*
2011  Lowest contract charges 1.15% Class B     $ 7.33            --             --          --       (16.70)%
      Highest contract charges 1.60% Class B    $ 6.91            --             --          --       (16.95)%
      All contract charges                          --           510        $ 3,611        0.00%          --
2010  Lowest contract charges 0.50% Class B     $ 9.52            --             --          --        26.94%
      Highest contract charges 1.70% Class B    $ 8.22            --             --          --        25.52%
      All contract charges                          --           609        $ 5,177        0.00%          --
2009  Lowest contract charges 0.50% Class B     $ 7.50            --             --          --        33.93%
      Highest contract charges 1.70% Class B    $ 6.55            --             --          --        32.32%
      All contract charges                          --           791        $ 5,345        0.00%          --
2008  Lowest contract charges 0.50% Class B     $ 5.60            --             --          --       (42.39)%
      Highest contract charges 1.70% Class B    $ 4.95            --             --          --       (43.17)%
      All contract charges                          --           811        $ 4,168        0.00%          --
2007  Lowest contract charges 0.50% Class B     $ 9.72            --             --          --         3.18%
      Highest contract charges 1.70% Class B    $ 8.71            --             --          --         1.99%
      All contract charges                          --         1,163        $10,398          --           --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charges 0.50% Class B     $16.62            --             --          --        (9.48)%
      Highest contract charges 1.70% Class B    $14.03            --             --          --       (10.52)%
      All contract charges                          --           652        $ 9,521        0.07%          --
2010  Lowest contract charges 0.50% Class B     $18.36            --             --          --        23.89%
      Highest contract charges 1.70% Class B    $15.68            --             --          --        22.41%
      All contract charges                          --           764        $12,430        0.14%          --

                                    FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Concluded)

                                                                  YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                         UNITS OUTSTANDING NET ASSETS   INVESTMENT     TOTAL
                                              UNIT VALUE      (000S)         (000S)   INCOME RATIO** RETURN***
                                              ---------- ----------------- ---------- -------------- ---------
MULTIMANAGER SMALL CAP VALUE (CONTINUED)
2009  Lowest contract charges 0.50% Class B     $14.82            --             --          --        25.81%
      Highest contract charges 1.70% Class B    $12.81            --             --          --        24.25%
      All contract charges                          --           917        $12,171        0.98%          --
2008  Lowest contract charges 0.50% Class B     $11.78            --             --          --       (38.20)%
      Highest contract charges 1.70% Class B    $10.31            --             --          --       (38.92)%
      All contract charges                          --         1,103        $11,746        0.22%          --
2007  Lowest contract charges 0.50% Class B     $19.06            --             --          --       (10.31)%
      Highest contract charges 1.70% Class B    $16.88            --             --          --       (11.39)%
      All contract charges                          --         1,623        $28,199        0.27%          --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.50% to 1.70%*
2011  Lowest contract charge 0.50% Class B      $11.98            --             --          --        (5.30)%
      Highest contract charge 1.70% Class B     $10.61            --             --          --        (6.44)%
      All contract charges                          --         1,828        $19,862        0.00%          --
2010  Lowest contract charge 0.50% Class B      $12.65            --             --          --        17.14%
      Highest contract charge 1.70% Class B     $11.34            --             --          --        15.73%
      All contract charges                          --         2,034        $23,548        0.00%          --
2009  Lowest contract charge 0.50% Class B      $10.80            --             --          --        57.66%
      Highest contract charge 1.70% Class B     $ 9.80            --             --          --        55.80%
      All contract charges                          --         2,297        $22,932        0.00%          --
2008  Lowest contract charge 0.50% Class B      $ 6.85            --             --          --       (47.35)%
      Highest contract charge 1.70% Class B     $ 6.29            --             --          --       (48.02)%
      All contract charges                          --         2,388        $15,263        0.00%          --
2007  Lowest contract charge 0.50% Class B      $13.01            --             --          --        17.63%
      Highest contract charge 1.70% Class B     $12.10            --             --          --        16.23%
      All contract charges                          --         2,895        $35,481          --           --

   ----------
  (a)A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
  (b)A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
  (c)A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
  (d)A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
  (e)Units were made available for sale on May 29, 2007.
  (f)Units were made available for sale on July 2, 2007.
  (g)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation & EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (h)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (i)EQ/Core Bond Index replaced EQ/ Long Term Bond due to a fund merger on September 25, 2009.
  (j)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (k)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (l)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund substitution on September 18, 2009.
  (m)EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
  (n)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (o)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (p)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
  * Expenses as a percentage of average net assets consisting of mortality, risk, financial accounting and other expenses for each period indicated. The ratios included only those expenses that result in a direct reduction to unit value. Charges made directly to contract owner account through the redemption of units and expenses of the underlying Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Account as Contractowners may not have selected all available and applicable contract options.
  ** The Investment Income ratio represent the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

                                    FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

9. Subsequent Events


   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm...............   F-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2011............   F-3
   Statements of Operations for the Year Ended December 31, 2011......  F-57
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2011 and 2010.......................................  F-86
   Notes to Financial Statements...................................... F-127

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm................. F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2011 and 2010.............. F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009................................................ F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009................................... F-5
   Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009...................................................... F-6
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2011, 2010 and 2009................................................ F-7
   Notes to Consolidated Financial Statements........................... F-9


                                   F-1  e13344

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account No. 49 of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011


                                                                   ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN VPS AMERICAN CENTURY VP
                                                       ALL ASSET  VPS BALANCED WEALTH  INTERNATIONAL GROWTH  LARGE COMPANY VALUE
                                                      ALLOCATION* STRATEGY PORTFOLIO**      PORTFOLIO**             FUND
                                                      ----------- -------------------- --------------------- -------------------
ASSETS:
Investments in shares of The Trusts, at fair value... $4,032,030       $2,189,375           $3,649,939           $1,180,234
Receivable for The Trusts shares sold................         --               86                   --                   --
Receivable for policy-related transactions...........      5,014               --                1,593               48,555
                                                      ----------       ----------           ----------           ----------
   Total assets......................................  4,037,044        2,189,461            3,651,532            1,228,789
                                                      ----------       ----------           ----------           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      5,014               --                1,505               48,516
Payable for policy-related transactions..............         --                9                   --                   --
                                                      ----------       ----------           ----------           ----------
   Total liabilities.................................      5,014                9                1,505               48,516
                                                      ----------       ----------           ----------           ----------
NET ASSETS........................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

NET ASSETS:
Accumulation Units................................... $4,020,391       $2,189,452           $3,650,027           $1,180,273
Retained by AXA Equitable in Separate Account No. 49.     11,639               --                   --                   --
                                                      ----------       ----------           ----------           ----------
TOTAL NET ASSETS..................................... $4,032,030       $2,189,452           $3,650,027           $1,180,273
                                                      ==========       ==========           ==========           ==========

Investments in shares of The Trusts, at cost......... $4,348,505       $2,234,301           $4,213,775           $1,155,664
The Trusts shares held
   Class A...........................................    235,663               --                   --                   --
   Class B...........................................         --          202,720              244,470                   --
   Class II..........................................         --               --                   --              126,093

                                                      AMERICAN CENTURY VP
                                                      MID CAP VALUE FUND
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $6,610,418
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........         27,649
                                                          ----------
   Total assets......................................      6,638,067
                                                          ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         27,584
Payable for policy-related transactions..............             --
                                                          ----------
   Total liabilities.................................         27,584
                                                          ----------
NET ASSETS...........................................     $6,610,483
                                                          ==========

NET ASSETS:
Accumulation Units...................................     $6,610,483
Retained by AXA Equitable in Separate Account No. 49.             --
                                                          ----------
TOTAL NET ASSETS.....................................     $6,610,483
                                                          ==========

Investments in shares of The Trusts, at cost.........     $6,602,445
The Trusts shares held
   Class A...........................................             --
   Class B...........................................             --
   Class II..........................................        489,661

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                       ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                      -------------- ------------ ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
Receivable for The Trusts shares sold................      1,365,888           --       3,503,347              --
Receivable for policy-related transactions...........             --    1,758,276              --       1,109,099
                                                      -------------- ------------  --------------    ------------
   Total assets......................................  2,605,005,481  866,157,684   2,018,067,006     457,240,606
                                                      -------------- ------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --    1,758,276              --       1,109,099
Payable for policy-related transactions..............      1,365,888           --       3,503,347              --
                                                      -------------- ------------  --------------    ------------
   Total liabilities.................................      1,365,888    1,758,276       3,503,347       1,109,099
                                                      -------------- ------------  --------------    ------------
NET ASSETS........................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

NET ASSETS:
Accumulation Units................................... $2,603,506,918 $864,297,821  $2,014,227,347    $456,026,854
Retained by AXA Equitable in Separate Account No. 49.        132,675      101,587         336,312         104,653
                                                      -------------- ------------  --------------    ------------
TOTAL NET ASSETS..................................... $2,603,639,593 $864,399,408  $2,014,563,659    $456,131,507
                                                      ============== ============  ==============    ============

Investments in shares of The Trusts, at cost......... $3,091,478,435 $882,649,765  $2,071,644,131    $465,029,661
The Trusts shares held
   Class A...........................................      1,402,927          955              --              --
   Class B...........................................    291,108,712   74,142,104     214,490,835      39,667,369
   Class K...........................................          1,125           --              --              --

                                                      AXA CONSERVATIVE
                                                         STRATEGY*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $305,370,441
Receivable for The Trusts shares sold................             --
Receivable for policy-related transactions...........        743,901
                                                        ------------
   Total assets......................................    306,114,342
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        743,901
Payable for policy-related transactions..............             --
                                                        ------------
   Total liabilities.................................        743,901
                                                        ------------
NET ASSETS...........................................   $305,370,441
                                                        ============

NET ASSETS:
Accumulation Units...................................   $305,265,411
Retained by AXA Equitable in Separate Account No. 49.        105,030
                                                        ------------
TOTAL NET ASSETS.....................................   $305,370,441
                                                        ============

Investments in shares of The Trusts, at cost.........   $310,411,748
The Trusts shares held
   Class A...........................................             --
   Class B...........................................     27,779,602
   Class K...........................................             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      AXA CONSERVATIVE-  AXA GROWTH   AXA MODERATE    AXA MODERATE
                                                      PLUS ALLOCATION*   STRATEGY*    ALLOCATION*   GROWTH STRATEGY*
                                                      ----------------- ------------ -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
Receivable for The Trusts shares sold................         236,181        435,196             --              --
Receivable for policy-related transactions...........              --             --      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
   Total assets......................................   1,647,859,578    726,612,238  6,775,479,698   2,249,199,979
                                                       --------------   ------------ --------------  --------------

LIABILITIES:
Payable for The Trusts shares purchased..............              --             --      4,375,800       4,177,470
Payable for policy-related transactions..............         236,181        435,196             --              --
                                                       --------------   ------------ --------------  --------------
   Total liabilities.................................         236,181        435,196      4,375,800       4,177,470
                                                       --------------   ------------ --------------  --------------
NET ASSETS...........................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

NET ASSETS:
Accumulation Units...................................  $1,647,589,469   $726,065,620 $6,771,022,459  $2,244,949,628
Retained by AXA Equitable in Separate Account No. 49.          33,928        111,422         81,439          72,881
                                                       --------------   ------------ --------------  --------------
TOTAL NET ASSETS.....................................  $1,647,623,397   $726,177,042 $6,771,103,898  $2,245,022,509
                                                       ==============   ============ ==============  ==============

Investments in shares of The Trusts, at cost.........  $1,723,219,539   $738,638,790 $7,676,781,560  $2,305,562,166
The Trusts shares held
   Class A...........................................              --            920      2,280,594              --
   Class B...........................................     179,536,830     59,764,214    538,353,320     184,727,043
   Class K...........................................           1,094             --            795              --

                                                       AXA MODERATE-   AXA TACTICAL
                                                      PLUS ALLOCATION* MANAGER 2000*
                                                      ---------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $ 9,523,626,654   $49,792,220
Receivable for The Trusts shares sold................       1,471,216            --
Receivable for policy-related transactions...........              --        44,399
                                                      ---------------   -----------
   Total assets......................................   9,525,097,870    49,836,619
                                                      ---------------   -----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --        44,399
Payable for policy-related transactions..............       1,471,216            --
                                                      ---------------   -----------
   Total liabilities.................................       1,471,216        44,399
                                                      ---------------   -----------
NET ASSETS........................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

NET ASSETS:
Accumulation Units................................... $ 9,523,541,349   $49,629,359
Retained by AXA Equitable in Separate Account No. 49.          85,305       162,861
                                                      ---------------   -----------
TOTAL NET ASSETS..................................... $ 9,523,626,654   $49,792,220
                                                      ===============   ===========

Investments in shares of The Trusts, at cost......... $11,772,271,681   $52,141,691
The Trusts shares held
   Class A...........................................       3,213,151        10,648
   Class B...........................................   1,006,471,263     3,736,635
   Class K...........................................           1,062           781

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                               BLACKROCK
                                                                                 AXA TACTICAL   AXA ULTRA       GLOBAL
                                                      AXA TACTICAL AXA TACTICAL    MANAGER     CONSERVATIVE ALLOCATION V.I.
                                                      MANAGER 400* MANAGER 500* INTERNATIONAL*  STRATEGY*        FUND
                                                      ------------ ------------ -------------- ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
Receivable for policy-related transactions...........      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total assets......................................  45,278,063   105,521,396   79,365,956      100,771      30,152,219
                                                      -----------  ------------  -----------     --------     -----------

LIABILITIES:
Payable for The Trusts shares purchased..............      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
   Total liabilities.................................      54,300        96,721      124,582           --          67,897
                                                      -----------  ------------  -----------     --------     -----------
NET ASSETS........................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

NET ASSETS:
Accumulation Units................................... $45,056,094  $105,269,856  $79,116,142     $     --     $30,082,958
Retained by AXA Equitable in Separate Account No. 49.     167,669       154,819      125,232      100,771           1,364
                                                      -----------  ------------  -----------     --------     -----------
TOTAL NET ASSETS..................................... $45,223,763  $105,424,675  $79,241,374     $100,771     $30,084,322
                                                      ===========  ============  ===========     ========     ===========

Investments in shares of The Trusts, at cost......... $47,234,428  $107,216,975  $89,816,389     $100,361     $31,796,042
The Trusts shares held
   Class A...........................................      10,631        10,527       10,533           --              --
   Class B...........................................   3,284,998     8,146,367    7,590,964       10,036              --
   Class III.........................................          --            --           --           --       2,265,386
   Class K...........................................         747           804          906           --              --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      BLACKROCK LARGE EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                      CAP GROWTH V.I.    DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                           FUND           STRATEGIES*       SMALL CAP GROWTH*        CORE*
                                                      --------------- -------------------- -------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $5,041,764        $66,093,873          $436,103,998      $125,396,849
Receivable for The Trusts shares sold................           --                 --                14,429           106,839
Receivable for policy-related transactions...........        4,898            426,917                    --                --
                                                        ----------        -----------          ------------      ------------
   Total assets......................................    5,046,662         66,520,790           436,118,427       125,503,688
                                                        ----------        -----------          ------------      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        4,898            426,917                    --                --
Payable for policy-related transactions..............           --                 --                14,429           106,839
                                                        ----------        -----------          ------------      ------------
   Total liabilities.................................        4,898            426,917                14,429           106,839
                                                        ----------        -----------          ------------      ------------
NET ASSETS...........................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

NET ASSETS:
Accumulation Units...................................   $5,041,182        $56,476,769          $436,094,732      $125,284,710
Retained by AXA Equitable in Separate Account No. 49.          582          9,617,104                 9,266           112,139
                                                        ----------        -----------          ------------      ------------
TOTAL NET ASSETS.....................................   $5,041,764        $66,093,873          $436,103,998      $125,396,849
                                                        ==========        ===========          ============      ============

Investments in shares of The Trusts, at cost.........   $5,171,399        $65,778,577          $413,681,304      $115,699,824
The Trusts shares held
   Class A...........................................           --                 --               227,726           213,261
   Class B...........................................           --          6,870,911            28,791,395        13,366,884
   Class III.........................................      460,015                 --                    --                --
   Class K...........................................           --                 --                   715             1,163

                                                      EQ/BLACKROCK
                                                      BASIC VALUE
                                                        EQUITY*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $852,277,605
Receivable for The Trusts shares sold................           --
Receivable for policy-related transactions...........       98,622
                                                      ------------
   Total assets......................................  852,376,227
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............       98,622
Payable for policy-related transactions..............           --
                                                      ------------
   Total liabilities.................................       98,622
                                                      ------------
NET ASSETS........................................... $852,277,605
                                                      ============

NET ASSETS:
Accumulation Units................................... $852,262,600
Retained by AXA Equitable in Separate Account No. 49.       15,005
                                                      ------------
TOTAL NET ASSETS..................................... $852,277,605
                                                      ============

Investments in shares of The Trusts, at cost......... $879,350,064
The Trusts shares held
   Class A...........................................    1,974,428
   Class B...........................................   63,169,446
   Class III.........................................           --
   Class K...........................................          830

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                         EQ/BOSTON     EQ/CALVERT   EQ/CAPITAL
                                                      ADVISORS EQUITY   SOCIALLY     GUARDIAN   EQ/COMMON STOCK  EQ/CORE BOND
                                                          INCOME*     RESPONSIBLE*  RESEARCH*       INDEX*          INDEX*
                                                      --------------- ------------ ------------ --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $215,530,484   $42,343,096  $836,961,239  $719,773,682   $1,156,594,471
Receivable for The Trusts shares sold................            --        25,124            --       303,579               --
Receivable for policy-related transactions...........       505,130            --       137,379            --          336,934
                                                       ------------   -----------  ------------  ------------   --------------
   Total assets......................................   216,035,614    42,368,220   837,098,618   720,077,261    1,156,931,405
                                                       ------------   -----------  ------------  ------------   --------------

LIABILITIES:
Payable for The Trusts shares purchased..............       505,130            --       137,379            --          336,934
Payable for policy-related transactions..............            --        25,124            --       302,374               --
                                                       ------------   -----------  ------------  ------------   --------------
   Total liabilities.................................       505,130        25,124       137,379       302,374          336,934
                                                       ------------   -----------  ------------  ------------   --------------
NET ASSETS...........................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

NET ASSETS:
Accumulation Units...................................  $215,514,205   $42,314,605  $836,854,897  $719,774,887   $1,156,459,757
Retained by AXA Equitable in Separate Account No. 49.        16,279        28,491       106,342            --          134,714
                                                       ------------   -----------  ------------  ------------   --------------
TOTAL NET ASSETS.....................................  $215,530,484   $42,343,096  $836,961,239  $719,774,887   $1,156,594,471
                                                       ============   ===========  ============  ============   ==============

Investments in shares of The Trusts, at cost.........  $206,672,935   $42,076,938  $872,662,413  $767,332,850   $1,168,378,560
The Trusts shares held
   Class A...........................................       492,226            --        87,619       122,808               --
   Class B...........................................    41,397,771     5,893,925    66,625,495    45,285,034      115,674,107
   Class K...........................................         2,125            --            --            --            1,010

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/DAVIS NEW YORK EQ/EQUITY 500  EQ/EQUITY GROWTH EQ/FRANKLIN CORE
                                                          VENTURE*         INDEX*           PLUS*          BALANCED*
                                                      ----------------- -------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $313,994,996    $1,167,049,454  $1,039,069,544    $524,997,635
Receivable for The Trusts shares sold................             --                --         156,332         102,642
Receivable for policy-related transactions...........          9,448           185,662              --              --
                                                        ------------    --------------  --------------    ------------
   Total assets......................................    314,004,444     1,167,235,116   1,039,225,876     525,100,277
                                                        ------------    --------------  --------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............          9,448           166,860              --              --
Payable for policy-related transactions..............             --                --         163,780         102,642
                                                        ------------    --------------  --------------    ------------
   Total liabilities.................................          9,448           166,860         163,780         102,642
                                                        ------------    --------------  --------------    ------------
NET ASSETS...........................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

NET ASSETS:
Accumulation Units...................................   $313,866,371    $1,167,068,256  $1,038,982,696    $524,751,133
Retained by AXA Equitable in Separate Account No. 49.        128,625                --          79,400         246,502
                                                        ------------    --------------  --------------    ------------
TOTAL NET ASSETS.....................................   $313,994,996    $1,167,068,256  $1,039,062,096    $524,997,635
                                                        ============    ==============  ==============    ============

Investments in shares of The Trusts, at cost.........   $301,092,051    $1,134,063,831  $1,129,132,958    $523,386,579
The Trusts shares held
   Class A...........................................        841,042           612,775              --         126,645
   Class B...........................................     33,098,848        52,880,589      74,341,816      63,349,381
   Class K...........................................          1,144               498             733           1,240

                                                       EQ/FRANKLIN     EQ/GAMCO
                                                        TEMPLETON     MERGERS AND
                                                       ALLOCATION*   ACQUISITIONS*
                                                      -------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $1,215,456,557 $205,926,608
Receivable for The Trusts shares sold................         77,183           --
Receivable for policy-related transactions...........             --       39,873
                                                      -------------- ------------
   Total assets......................................  1,215,533,740  205,966,481
                                                      -------------- ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --       39,873
Payable for policy-related transactions..............         77,183           --
                                                      -------------- ------------
   Total liabilities.................................         77,183       39,873
                                                      -------------- ------------
NET ASSETS........................................... $1,215,456,557 $205,926,608
                                                      ============== ============

NET ASSETS:
Accumulation Units................................... $1,215,364,194 $205,832,389
Retained by AXA Equitable in Separate Account No. 49.         92,363       94,219
                                                      -------------- ------------
TOTAL NET ASSETS..................................... $1,215,456,557 $205,926,608
                                                      ============== ============

Investments in shares of The Trusts, at cost......... $1,293,557,481 $204,197,948
The Trusts shares held
   Class A...........................................        140,314      326,149
   Class B...........................................    166,388,331   16,621,625
   Class K...........................................             --          833

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                     EQ/INTERMEDIATE
                                                      EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI- GOVERNMENT BOND
                                                      COMPANY VALUE*     PLUS*       SECTOR EQUITY*      INDEX*
                                                      -------------- -------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $815,339,995   $512,028,437   $  859,312,651   $447,461,389
Receivable for The Trusts shares sold................        84,928         66,439          565,835             --
Receivable for policy-related transactions...........            --             --               --        846,145
                                                       ------------   ------------   --------------   ------------
   Total assets......................................   815,424,923    512,094,876      859,878,486    448,307,534
                                                       ------------   ------------   --------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --             --               --        846,145
Payable for policy-related transactions..............        84,928         93,895          565,835             --
                                                       ------------   ------------   --------------   ------------
   Total liabilities.................................        84,928         93,895          565,835        846,145
                                                       ------------   ------------   --------------   ------------
NET ASSETS...........................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

NET ASSETS:
Accumulation Units...................................  $815,251,899   $511,886,474   $  859,293,980   $447,385,735
Retained by AXA Equitable in Separate Account No. 49.        88,096        114,507           18,671         75,654
                                                       ------------   ------------   --------------   ------------
TOTAL NET ASSETS.....................................  $815,339,995   $512,000,981   $  859,312,651   $447,461,389
                                                       ============   ============   ==============   ============

Investments in shares of The Trusts, at cost.........  $673,905,953   $512,547,883   $1,005,423,819   $434,939,748
The Trusts shares held
   Class A...........................................     1,013,903        371,523          275,021             --
   Class B...........................................    20,863,717     50,775,997       79,936,797     43,439,415
   Class K...........................................           294            988              911            974

                                                      EQ/INTERNATIONAL
                                                         CORE PLUS*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $608,815,833
Receivable for The Trusts shares sold................        102,826
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    608,918,659
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............         97,866
                                                        ------------
   Total liabilities.................................         97,866
                                                        ------------
NET ASSETS...........................................   $608,820,793
                                                        ============

NET ASSETS:
Accumulation Units...................................   $608,820,793
Retained by AXA Equitable in Separate Account No. 49.             --
                                                        ------------
TOTAL NET ASSETS.....................................   $608,820,793
                                                        ============

Investments in shares of The Trusts, at cost.........   $826,614,198
The Trusts shares held
   Class A...........................................        307,679
   Class B...........................................     78,485,453
   Class K...........................................          1,222

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                          EQ/JPMORGAN
                                                      EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE
                                                       EQUITY INDEX*         ETF*         VALUE PLUS*    OPPORTUNITIES*
                                                      ---------------- ---------------- ---------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $523,944,373      $4,161,100      $553,939,909    $241,819,441
Receivable for The Trusts shares sold................        511,747              90           118,206         152,378
Receivable for policy-related transactions...........             --              --                --              --
                                                        ------------      ----------      ------------    ------------
   Total assets......................................    524,456,120       4,161,190       554,058,115     241,971,819
                                                        ------------      ----------      ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --              --                --              --
Payable for policy-related transactions..............        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
   Total liabilities.................................        511,747              90           118,206         152,378
                                                        ------------      ----------      ------------    ------------
NET ASSETS...........................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

NET ASSETS:
Accumulation Units...................................   $523,925,644      $2,292,527      $553,934,193    $241,771,422
Retained by AXA Equitable in Separate Account No. 49.         18,729       1,868,573             5,716          48,019
                                                        ------------      ----------      ------------    ------------
TOTAL NET ASSETS.....................................   $523,944,373      $4,161,100      $553,939,909    $241,819,441
                                                        ============      ==========      ============    ============

Investments in shares of The Trusts, at cost.........   $809,398,300      $5,596,435      $744,156,572    $279,327,486
The Trusts shares held
   Class A...........................................        227,015         556,628           318,938         310,919
   Class B...........................................     72,682,099         158,833        57,510,943      26,046,424
   Class K...........................................          1,350           1,690               995           1,096

                                                      EQ/LARGE CAP CORE EQ/LARGE CAP
                                                            PLUS*       GROWTH INDEX*
                                                      ----------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $134,407,670    $326,202,188
Receivable for The Trusts shares sold................         56,091              --
Receivable for policy-related transactions...........             --         279,500
                                                        ------------    ------------
   Total assets......................................    134,463,761     326,481,688
                                                        ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --         279,500
Payable for policy-related transactions..............         56,091              --
                                                        ------------    ------------
   Total liabilities.................................         56,091         279,500
                                                        ------------    ------------
NET ASSETS...........................................   $134,407,670    $326,202,188
                                                        ============    ============

NET ASSETS:
Accumulation Units...................................   $134,374,834    $326,176,281
Retained by AXA Equitable in Separate Account No. 49.         32,836          25,907
                                                        ------------    ------------
TOTAL NET ASSETS.....................................   $134,407,670    $326,202,188
                                                        ============    ============

Investments in shares of The Trusts, at cost.........   $160,598,232    $277,527,227
The Trusts shares held
   Class A...........................................             --         434,674
   Class B...........................................     20,364,860      37,155,110
   Class K...........................................          1,588           1,224

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                                                  EQ/MFS
                                                      EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                      GROWTH PLUS* VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                      ------------ ------------ -------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
Receivable for The Trusts shares sold................      345,184           --        190,492       139,496        543,702
Receivable for policy-related transactions...........           --      278,569             --            --             --
                                                      ------------ ------------ --------------  ------------   ------------
   Total assets......................................  507,930,454  256,533,742    973,385,094   176,555,374    332,641,129
                                                      ------------ ------------ --------------  ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --      278,569             --            --             --
Payable for policy-related transactions..............      345,184           --        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
   Total liabilities.................................      345,184      278,569        190,492       139,496        543,702
                                                      ------------ ------------ --------------  ------------   ------------
NET ASSETS........................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

NET ASSETS:
Accumulation Units................................... $507,478,048 $254,370,881 $  973,079,704  $176,265,684   $331,969,988
Retained by AXA Equitable in Separate Account No. 49.      107,222    1,884,292        114,898       150,194        127,439
                                                      ------------ ------------ --------------  ------------   ------------
TOTAL NET ASSETS..................................... $507,585,270 $256,255,173 $  973,194,602  $176,415,878   $332,097,427
                                                      ============ ============ ==============  ============   ============

Investments in shares of The Trusts, at cost......... $510,470,963 $256,604,904 $1,438,524,888  $171,540,630   $338,718,324
The Trusts shares held
   Class A...........................................      114,651      355,243        131,289         1,884        631,167
   Class B...........................................   31,682,620   49,357,709    101,994,705    16,059,474     58,793,166
   Class K...........................................          637        2,122          1,099            --          1,777

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011



                                                                        EQ/MID CAP VALUE                    EQ/MONTAG &
                                                      EQ/MID CAP INDEX*      PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                      ----------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $636,793,133      $900,720,463     $703,450,079     $161,077,598
Receivable for The Trusts shares sold................             --           395,727               --          136,898
Receivable for policy-related transactions...........        340,407                --        2,880,328               --
                                                        ------------      ------------     ------------     ------------
   Total assets......................................    637,133,540       901,116,190      706,330,407      161,214,496
                                                        ------------      ------------     ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        332,960                --        2,880,328               --
Payable for policy-related transactions..............             --           395,727               --          136,898
                                                        ------------      ------------     ------------     ------------
   Total liabilities.................................        332,960           395,727        2,880,328          136,898
                                                        ------------      ------------     ------------     ------------
NET ASSETS...........................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

NET ASSETS:
Accumulation Units...................................   $636,778,755      $900,459,405     $703,395,245     $161,067,635
Retained by AXA Equitable in Separate Account No. 49.         21,825           261,058           54,834            9,963
                                                        ------------      ------------     ------------     ------------
TOTAL NET ASSETS.....................................   $636,800,580      $900,720,463     $703,450,079     $161,077,598
                                                        ============      ============     ============     ============

Investments in shares of The Trusts, at cost.........   $691,670,673      $990,560,257     $703,507,900     $135,833,721
The Trusts shares held
   Class A...........................................        465,890            69,674       47,526,117        1,188,408
   Class B...........................................     78,615,561       100,802,554      655,904,691       24,523,195
   Class K...........................................          1,329             1,120               --               --

                                                         EQ/MORGAN
                                                      STANLEY MID CAP EQ/MUTUAL LARGE
                                                          GROWTH*       CAP EQUITY*
                                                      --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $570,983,800    $194,007,025
Receivable for The Trusts shares sold................       486,678           1,254
Receivable for policy-related transactions...........            --              --
                                                       ------------    ------------
   Total assets......................................   571,470,478     194,008,279
                                                       ------------    ------------

LIABILITIES:
Payable for The Trusts shares purchased..............            --              --
Payable for policy-related transactions..............       486,678           1,254
                                                       ------------    ------------
   Total liabilities.................................       486,678           1,254
                                                       ------------    ------------
NET ASSETS...........................................  $570,983,800    $194,007,025
                                                       ============    ============

NET ASSETS:
Accumulation Units...................................  $570,970,659    $193,752,214
Retained by AXA Equitable in Separate Account No. 49.        13,141         254,811
                                                       ------------    ------------
TOTAL NET ASSETS.....................................  $570,983,800    $194,007,025
                                                       ============    ============

Investments in shares of The Trusts, at cost.........  $561,545,566    $215,087,195
The Trusts shares held
   Class A...........................................       978,688         114,536
   Class B...........................................    38,266,003      23,181,497
   Class K...........................................           653           1,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND EQ/SMALL COMPANY
                                                         GLOBAL*      SHORT BOND*        PLUS*           INDEX*
                                                      -------------- -------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
Receivable for The Trusts shares sold................            --       1,053,028       242,851           72,283
Receivable for policy-related transactions...........        43,629              --            --               --
                                                       ------------  --------------  ------------     ------------
   Total assets......................................   280,461,120   1,171,047,042   520,187,739      437,850,487
                                                       ------------  --------------  ------------     ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        43,629              --            --               --
Payable for policy-related transactions..............            --       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
   Total liabilities.................................        43,629       1,053,028       242,851           72,283
                                                       ------------  --------------  ------------     ------------
NET ASSETS...........................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

NET ASSETS:
Accumulation Units...................................  $280,261,177  $1,169,725,033  $519,876,086     $437,756,942
Retained by AXA Equitable in Separate Account No. 49.       156,314         268,981        68,802           21,262
                                                       ------------  --------------  ------------     ------------
TOTAL NET ASSETS.....................................  $280,417,491  $1,169,994,014  $519,944,888     $437,778,204
                                                       ============  ==============  ============     ============

Investments in shares of The Trusts, at cost.........  $284,896,642  $1,179,644,883  $552,517,989     $424,476,630
The Trusts shares held
   Class A...........................................       792,211       1,846,115            --          380,336
   Class B...........................................    28,513,461     116,510,178    61,830,547       47,861,954
   Class K...........................................            --           1,011            --            1,220

                                                      EQ/T. ROWE PRICE
                                                       GROWTH STOCK*
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $395,725,502
Receivable for The Trusts shares sold................        324,778
Receivable for policy-related transactions...........             --
                                                        ------------
   Total assets......................................    396,050,280
                                                        ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --
Payable for policy-related transactions..............        324,778
                                                        ------------
   Total liabilities.................................        324,778
                                                        ------------
NET ASSETS...........................................   $395,725,502
                                                        ============

NET ASSETS:
Accumulation Units...................................   $395,699,626
Retained by AXA Equitable in Separate Account No. 49.         25,876
                                                        ------------
TOTAL NET ASSETS.....................................   $395,725,502
                                                        ============

Investments in shares of The Trusts, at cost.........   $359,302,801
The Trusts shares held
   Class A...........................................        502,980
   Class B...........................................     19,110,070
   Class K...........................................            486

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                       EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN EQ/WELLS FARGO
                                                      GLOBAL EQUITY*     INCOME*       COMSTOCK*   OMEGA GROWTH*
                                                      -------------- --------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $170,965,494    $70,466,238   $239,020,310   $495,320,099
Receivable for The Trusts shares sold................            --        146,160             --             --
Receivable for policy-related transactions...........        50,835             --        550,201         91,456
                                                       ------------    -----------   ------------   ------------
   Total assets......................................   171,016,329     70,612,398    239,570,511    495,411,555
                                                       ------------    -----------   ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        50,835             --        550,201         91,456
Payable for policy-related transactions..............            --        146,160             --             --
                                                       ------------    -----------   ------------   ------------
   Total liabilities.................................        50,835        146,160        550,201         91,456
                                                       ------------    -----------   ------------   ------------
NET ASSETS...........................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

NET ASSETS:
Accumulation Units...................................  $170,948,626    $70,446,755   $239,016,668   $495,316,067
Retained by AXA Equitable in Separate Account No. 49.        16,868         19,483          3,642          4,032
                                                       ------------    -----------   ------------   ------------
TOTAL NET ASSETS.....................................  $170,965,494    $70,466,238   $239,020,310   $495,320,099
                                                       ============    ===========   ============   ============

Investments in shares of The Trusts, at cost.........  $196,847,793    $68,227,522   $250,689,795   $480,578,713
The Trusts shares held
   Class A...........................................       182,681             --        173,353             --
   Class B...........................................    21,841,825     12,283,941     25,728,658     52,247,089
   Class K...........................................         1,299             --             --             --
   Service Class 2...................................            --             --             --             --

                                                      FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                         MANAGER: GROWTH     CONTRAFUND(R)
                                                            PORTFOLIO          PORTFOLIO
                                                      --------------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...       $801,347          $23,100,268
Receivable for The Trusts shares sold................             32                   --
Receivable for policy-related transactions...........             --               18,803
                                                            --------          -----------
   Total assets......................................        801,379           23,119,071
                                                            --------          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               18,803
Payable for policy-related transactions..............              7                   --
                                                            --------          -----------
   Total liabilities.................................              7               18,803
                                                            --------          -----------
NET ASSETS...........................................       $801,372          $23,100,268
                                                            ========          ===========

NET ASSETS:
Accumulation Units...................................       $801,372          $23,084,697
Retained by AXA Equitable in Separate Account No. 49.             --               15,571
                                                            --------          -----------
TOTAL NET ASSETS.....................................       $801,372          $23,100,268
                                                            ========          ===========

Investments in shares of The Trusts, at cost.........       $857,105          $23,009,788
The Trusts shares held
   Class A...........................................             --                   --
   Class B...........................................             --                   --
   Class K...........................................             --                   --
   Service Class 2...................................         60,708            1,020,330

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                       FREEDOM 2015    FREEDOM 2020    FREEDOM 2025    FREEDOM 2030
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                      --------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $441,640        $454,559        $118,091        $167,616
Receivable for The Trusts shares sold................          19              17               4               6
Receivable for policy-related transactions...........          --              --              --              --
                                                         --------        --------        --------        --------
   Total assets......................................     441,659         454,576         118,095         167,622
                                                         --------        --------        --------        --------

LIABILITIES:
Payable for The Trusts shares purchased..............          --              --              --              --
Payable for policy-related transactions..............          12               4               1              --
                                                         --------        --------        --------        --------
   Total liabilities.................................          12               4               1              --
                                                         --------        --------        --------        --------
NET ASSETS...........................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

NET ASSETS:
Accumulation Units...................................    $441,647        $454,572        $118,094        $167,622
Retained by AXA Equitable in Separate Account No. 49.          --              --              --              --
                                                         --------        --------        --------        --------
TOTAL NET ASSETS.....................................    $441,647        $454,572        $118,094        $167,622
                                                         ========        ========        ========        ========

Investments in shares of The Trusts, at cost.........    $458,257        $476,105        $121,827        $177,330
The Trusts shares held
   Service Class 2...................................      42,712          44,696          11,845          17,334

                                                      FIDELITY(R) VIP MID
                                                         CAP PORTFOLIO
                                                      -------------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $10,083,246
Receivable for The Trusts shares sold................              --
Receivable for policy-related transactions...........           4,683
                                                          -----------
   Total assets......................................      10,087,929
                                                          -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           4,683
Payable for policy-related transactions..............              --
                                                          -----------
   Total liabilities.................................           4,683
                                                          -----------
NET ASSETS...........................................     $10,083,246
                                                          ===========

NET ASSETS:
Accumulation Units...................................     $10,073,082
Retained by AXA Equitable in Separate Account No. 49.          10,164
                                                          -----------
TOTAL NET ASSETS.....................................     $10,083,246
                                                          ===========

Investments in shares of The Trusts, at cost.........     $10,972,909
The Trusts shares held
   Service Class 2...................................         352,808

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                           FRANKLIN
                                                      FIDELITY(R) VIP                      FRANKLIN      TEMPLETON VIP
                                                      STRATEGIC INCOME FRANKLIN INCOME STRATEGIC INCOME FOUNDING FUNDS
                                                         PORTFOLIO     SECURITIES FUND SECURITIES FUND  ALLOCATION FUND
                                                      ---------------- --------------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $16,924,934      $6,314,204      $11,672,081      $1,447,259
Receivable for The Trusts shares sold................            --             257               --             635
Receivable for policy-related transactions...........        76,318              --            7,677              --
                                                        -----------      ----------      -----------      ----------
   Total assets......................................    17,001,252       6,314,461       11,679,758       1,447,894
                                                        -----------      ----------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............        76,318              --            7,677              --
Payable for policy-related transactions..............            --             257               --             635
                                                        -----------      ----------      -----------      ----------
   Total liabilities.................................        76,318             257            7,677             635
                                                        -----------      ----------      -----------      ----------
NET ASSETS...........................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

NET ASSETS:
Accumulation Units...................................   $16,924,769      $6,313,814      $11,645,530      $1,446,285
Retained by AXA Equitable in Separate Account No. 49.           165             390           26,551             974
                                                        -----------      ----------      -----------      ----------
TOTAL NET ASSETS.....................................   $16,924,934      $6,314,204      $11,672,081      $1,447,259
                                                        ===========      ==========      ===========      ==========

Investments in shares of The Trusts, at cost.........   $17,753,392      $6,479,725      $11,933,886      $1,438,980
The Trusts shares held
   Class 2...........................................            --         440,936          951,270         190,680
   Series II.........................................            --              --               --              --
   Service Class 2...................................     1,523,396              --               --              --
   Service Shares....................................            --              --               --              --

                                                      GOLDMAN SACHS VIT  INVESCO V.I.
                                                        MID CAP VALUE   DIVIDEND GROWTH
                                                            FUND             FUND
                                                      ----------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,426,193       $1,154,877
Receivable for The Trusts shares sold................            --               --
Receivable for policy-related transactions...........         2,661            8,714
                                                         ----------       ----------
   Total assets......................................     6,428,854        1,163,591
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         2,661            8,686
Payable for policy-related transactions..............            --               --
                                                         ----------       ----------
   Total liabilities.................................         2,661            8,686
                                                         ----------       ----------
NET ASSETS...........................................    $6,426,193       $1,154,905
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $6,425,995       $1,154,905
Retained by AXA Equitable in Separate Account No. 49.           198               --
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $6,426,193       $1,154,905
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $6,631,190       $1,132,964
The Trusts shares held
   Class 2...........................................            --               --
   Series II.........................................            --           82,491
   Service Class 2...................................            --               --
   Service Shares....................................       490,175               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                            INVESCO V.I.
                                                      INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL INVESCO V.I.
                                                       REAL ESTATE FUND      YIELD FUND      GROWTH FUND  LEISURE FUND
                                                      ------------------- ----------------- ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $16,049,123        $2,005,872      $ 9,431,993    $315,181
Receivable for The Trusts shares sold................              --                --               --          12
Receivable for policy-related transactions...........          15,091             9,989           11,232          --
                                                          -----------        ----------      -----------    --------
   Total assets......................................      16,064,214         2,015,861        9,443,225     315,193
                                                          -----------        ----------      -----------    --------

LIABILITIES:
Payable for The Trusts shares purchased..............          15,091             9,925           11,232          --
Payable for policy-related transactions..............              --                --               --          12
                                                          -----------        ----------      -----------    --------
   Total liabilities.................................          15,091             9,925           11,232          12
                                                          -----------        ----------      -----------    --------
NET ASSETS...........................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

NET ASSETS:
Accumulation Units...................................     $16,048,612        $2,005,936      $ 9,431,652    $315,158
Retained by AXA Equitable in Separate Account No. 49.             511                --              341          23
                                                          -----------        ----------      -----------    --------
TOTAL NET ASSETS.....................................     $16,049,123        $2,005,936      $ 9,431,993    $315,181
                                                          ===========        ==========      ===========    ========

Investments in shares of The Trusts, at cost.........     $17,517,375        $2,025,535      $10,014,985    $326,551
The Trusts shares held
   Series II.........................................       1,352,074           398,782          361,656      41,581

                                                      INVESCO V.I. MID CAP
                                                        CORE EQUITY FUND
                                                      --------------------
ASSETS:
Investments in shares of The Trusts, at fair value...      $2,516,091
Receivable for The Trusts shares sold................             231
Receivable for policy-related transactions...........              --
                                                           ----------
   Total assets......................................       2,516,322
                                                           ----------

LIABILITIES:
Payable for The Trusts shares purchased..............              --
Payable for policy-related transactions..............             231
                                                           ----------
   Total liabilities.................................             231
                                                           ----------
NET ASSETS...........................................      $2,516,091
                                                           ==========

NET ASSETS:
Accumulation Units...................................      $2,516,059
Retained by AXA Equitable in Separate Account No. 49.              32
                                                           ----------
TOTAL NET ASSETS.....................................      $2,516,091
                                                           ==========

Investments in shares of The Trusts, at cost.........      $2,623,559
The Trusts shares held
   Series II.........................................         219,363

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                             IVY FUNDS VIP
                                                      INVESCO V.I. SMALL IVY FUNDS VIP ASSET   DIVIDEND    IVY FUNDS VIP
                                                       CAP EQUITY FUND        STRATEGY       OPPORTUNITIES    ENERGY
                                                      ------------------ ------------------- ------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $2,441,705         $6,460,573       $7,611,380    $8,578,046
Receivable for policy-related transactions...........         22,772             49,011           19,357        43,489
                                                          ----------         ----------       ----------    ----------
   Total assets......................................      2,464,477          6,509,584        7,630,737     8,621,535
                                                          ----------         ----------       ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased..............         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
   Total liabilities.................................         22,772             49,011           19,285        43,489
                                                          ----------         ----------       ----------    ----------
NET ASSETS...........................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

NET ASSETS:
Accumulation Units...................................     $2,441,684         $6,460,269       $7,611,452    $8,577,790
Retained by AXA Equitable in Separate Account No. 49.             21                304               --           256
                                                          ----------         ----------       ----------    ----------
TOTAL NET ASSETS.....................................     $2,441,705         $6,460,573       $7,611,452    $8,578,046
                                                          ==========         ==========       ==========    ==========

Investments in shares of The Trusts, at cost.........     $2,442,231         $6,889,673       $7,753,100    $9,241,471
The Trusts shares held
   Common Shares.....................................             --            709,353        1,175,684     1,475,387
   Series II.........................................        151,565                 --               --            --

                                                      IVY FUNDS VIP
                                                      GLOBAL NATURAL IVY FUNDS VIP HIGH
                                                        RESOURCES          INCOME
                                                      -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $7,878,105      $23,263,746
Receivable for policy-related transactions...........       19,756           30,152
                                                        ----------      -----------
   Total assets......................................    7,897,861       23,293,898
                                                        ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............       19,756           30,152
                                                        ----------      -----------
   Total liabilities.................................       19,756           30,152
                                                        ----------      -----------
NET ASSETS...........................................   $7,878,105      $23,263,746
                                                        ==========      ===========

NET ASSETS:
Accumulation Units...................................   $7,870,807      $23,255,935
Retained by AXA Equitable in Separate Account No. 49.        7,298            7,811
                                                        ----------      -----------
TOTAL NET ASSETS.....................................   $7,878,105      $23,263,746
                                                        ==========      ===========

Investments in shares of The Trusts, at cost.........   $9,308,531      $23,357,779
The Trusts shares held
   Common Shares.....................................    1,490,456        6,804,653
   Series II.........................................           --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                            LAZARD
                                                                        IVY FUNDS VIP                     RETIREMENT
                                                      IVY FUNDS VIP MID  SCIENCE AND   IVY FUNDS VIP   EMERGING MARKETS
                                                         CAP GROWTH      TECHNOLOGY   SMALL CAP GROWTH EQUITY PORTFOLIO
                                                      ----------------- ------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $10,800,875     $6,730,080      $5,881,368      $27,298,479
Receivable for The Trusts shares sold................             --             --           3,023               --
Receivable for policy-related transactions...........         21,909         11,010              --           43,500
                                                         -----------     ----------      ----------      -----------
   Total assets......................................     10,822,784      6,741,090       5,884,391       27,341,979
                                                         -----------     ----------      ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............         21,909         11,010              --           43,500
Payable for policy-related transactions..............             --             --           3,023               --
                                                         -----------     ----------      ----------      -----------
   Total liabilities.................................         21,909         11,010           3,023           43,500
                                                         -----------     ----------      ----------      -----------
NET ASSETS...........................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

NET ASSETS:
Accumulation Units...................................    $10,800,553     $6,729,768      $5,876,199      $27,283,629
Retained by AXA Equitable in Separate Account No. 49.            322            312           5,169           14,850
                                                         -----------     ----------      ----------      -----------
TOTAL NET ASSETS.....................................    $10,800,875     $6,730,080      $5,881,368      $27,298,479
                                                         ===========     ==========      ==========      ===========

Investments in shares of The Trusts, at cost.........    $11,072,524     $7,387,419      $6,250,004      $31,616,203
The Trusts shares held
   Common Shares.....................................      1,290,766        441,409         629,589               --
   Service Shares....................................             --             --              --        1,459,031
   VC Shares.........................................             --             --              --               --

                                                      LORD ABBETT BOND
                                                         DEBENTURE
                                                         PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...     $826,608
Receivable for The Trusts shares sold................           34
Receivable for policy-related transactions...........           --
                                                          --------
   Total assets......................................      826,642
                                                          --------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............            4
                                                          --------
   Total liabilities.................................            4
                                                          --------
NET ASSETS...........................................     $826,638
                                                          ========

NET ASSETS:
Accumulation Units...................................     $826,638
Retained by AXA Equitable in Separate Account No. 49.           --
                                                          --------
TOTAL NET ASSETS.....................................     $826,638
                                                          ========

Investments in shares of The Trusts, at cost.........     $861,737
The Trusts shares held
   Common Shares.....................................           --
   Service Shares....................................           --
   VC Shares.........................................       71,014

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                     LORD ABBETT
                                                       LORD ABBETT     GROWTH         MFS(R)      MFS(R) INVESTORS
                                                      CLASSIC STOCK OPPORTUNITIES  INTERNATIONAL    GROWTH STOCK
                                                        PORTFOLIO     PORTFOLIO   VALUE PORTFOLIO      SERIES
                                                      ------------- ------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...  $1,049,731     $602,642      $14,179,897      $3,267,361
Receivable for The Trusts shares sold................          --           24               --              --
Receivable for policy-related transactions...........      28,012           --           95,773           9,869
                                                       ----------     --------      -----------      ----------
   Total assets......................................   1,077,743      602,666       14,275,670       3,277,230
                                                       ----------     --------      -----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............      27,983           --           95,773           9,869
Payable for policy-related transactions..............          --            5               --              --
                                                       ----------     --------      -----------      ----------
   Total liabilities.................................      27,983            5           95,773           9,869
                                                       ----------     --------      -----------      ----------
NET ASSETS...........................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

NET ASSETS:
Accumulation Units...................................  $1,049,760     $602,661      $14,175,085      $3,266,973
Retained by AXA Equitable in Separate Account No. 49.          --           --            4,812             388
                                                       ----------     --------      -----------      ----------
TOTAL NET ASSETS.....................................  $1,049,760     $602,661      $14,179,897      $3,267,361
                                                       ==========     ========      ===========      ==========

Investments in shares of The Trusts, at cost.........  $1,086,277     $784,541      $14,403,905      $3,275,794
The Trusts shares held
   Service Class.....................................          --           --          945,957         303,376
   VC Shares.........................................      93,642       49,276               --              --


                                                      MFS(R) INVESTORS MFS(R) TECHNOLOGY
                                                        TRUST SERIES       PORTFOLIO
                                                      ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $2,631,050       $3,597,384
Receivable for The Trusts shares sold................           103               --
Receivable for policy-related transactions...........            --            1,549
                                                         ----------       ----------
   Total assets......................................     2,631,153        3,598,933
                                                         ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --            1,549
Payable for policy-related transactions..............           103               --
                                                         ----------       ----------
   Total liabilities.................................           103            1,549
                                                         ----------       ----------
NET ASSETS...........................................    $2,631,050       $3,597,384
                                                         ==========       ==========

NET ASSETS:
Accumulation Units...................................    $2,630,949       $3,596,998
Retained by AXA Equitable in Separate Account No. 49.           101              386
                                                         ----------       ----------
TOTAL NET ASSETS.....................................    $2,631,050       $3,597,384
                                                         ==========       ==========

Investments in shares of The Trusts, at cost.........    $2,663,056       $3,557,812
The Trusts shares held
   Service Class.....................................       136,253          534,530
   VC Shares.........................................            --               --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                       MULTIMANAGER                MULTIMANAGER   MULTIMANAGER
                                                      MFS(R) UTILITIES  AGGRESSIVE   MULTIMANAGER  INTERNATIONAL LARGE CAP CORE
                                                           SERIES        EQUITY*      CORE BOND*      EQUITY*       EQUITY*
                                                      ---------------- ------------ -------------- ------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
Receivable for The Trusts shares sold................            --         357,699             --      173,717          8,201
Receivable for policy-related transactions...........        77,640              --        135,319           --             --
                                                         ----------    ------------ -------------- ------------   ------------
   Total assets......................................     6,139,697     467,842,775  1,295,480,684  333,467,178    126,576,624
                                                         ----------    ------------ -------------- ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............        77,640              --        135,319           --             --
Payable for policy-related transactions..............            --         357,699             --      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
   Total liabilities.................................        77,640         357,699        135,319      173,717          8,201
                                                         ----------    ------------ -------------- ------------   ------------
NET ASSETS...........................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

NET ASSETS:
Accumulation Units...................................    $6,061,772    $467,297,222 $1,295,329,902 $333,279,020   $126,552,609
Retained by AXA Equitable in Separate Account No. 49.           285         187,854         15,463       14,441         15,814
                                                         ----------    ------------ -------------- ------------   ------------
TOTAL NET ASSETS.....................................    $6,062,057    $467,485,076 $1,295,345,365 $333,293,461   $126,568,423
                                                         ==========    ============ ============== ============   ============

Investments in shares of The Trusts, at cost.........    $5,923,133    $457,387,452 $1,303,081,562 $464,112,208   $130,238,086
The Trusts shares held
   Class B...........................................            --      18,588,713    123,866,594   37,627,825     13,477,464
   Class K...........................................            --             403            970        1,069          1,096
   Service Class.....................................       235,603              --             --           --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                         MULTIMANAGER
                                                        MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID MULTI-SECTOR
                                                      LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*       BOND*
                                                      ---------------- ---------------- ---------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $322,978,964     $286,175,524     $343,373,635   $614,230,527
Receivable for The Trusts shares sold................         28,867          365,011            6,794             --
Receivable for policy-related transactions...........             --               --               --        737,731
                                                        ------------     ------------     ------------   ------------
   Total assets......................................    323,007,831      286,540,535      343,380,429    614,968,258
                                                        ------------     ------------     ------------   ------------

LIABILITIES:
Payable for The Trusts shares purchased..............             --               --               --        737,731
Payable for policy-related transactions..............         28,867          365,011            6,794             --
                                                        ------------     ------------     ------------   ------------
   Total liabilities.................................         28,867          365,011            6,794        737,731
                                                        ------------     ------------     ------------   ------------
NET ASSETS...........................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

NET ASSETS:
Accumulation Units...................................   $322,969,251     $286,162,707     $343,362,736   $614,218,125
Retained by AXA Equitable in Separate Account No. 49.          9,713           12,817           10,899         12,402
                                                        ------------     ------------     ------------   ------------
TOTAL NET ASSETS.....................................   $322,978,964     $286,175,524     $343,373,635   $614,230,527
                                                        ============     ============     ============   ============

Investments in shares of The Trusts, at cost.........   $362,550,261     $279,899,362     $341,367,558   $677,000,156
The Trusts shares held
   Class B...........................................     35,341,355       34,561,658       40,143,859    157,254,972
   Class K...........................................          1,146            1,217            1,152          2,573

                                                      MULTIMANAGER
                                                       SMALL CAP
                                                        GROWTH*
                                                      ------------
ASSETS:
Investments in shares of The Trusts, at fair value... $177,417,054
Receivable for The Trusts shares sold................      134,748
Receivable for policy-related transactions...........           --
                                                      ------------
   Total assets......................................  177,551,802
                                                      ------------

LIABILITIES:
Payable for The Trusts shares purchased..............           --
Payable for policy-related transactions..............      134,748
                                                      ------------
   Total liabilities.................................      134,748
                                                      ------------
NET ASSETS........................................... $177,417,054
                                                      ============

NET ASSETS:
Accumulation Units................................... $177,376,064
Retained by AXA Equitable in Separate Account No. 49.       40,990
                                                      ------------
TOTAL NET ASSETS..................................... $177,417,054
                                                      ============

Investments in shares of The Trusts, at cost......... $176,746,682
The Trusts shares held
   Class B...........................................   23,834,597
   Class K...........................................        1,352

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                                        PIMCO VARIABLE
                                                                                                       INSURANCE TRUST
                                                        MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                      SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND   STRATEGY PORTFOLIO
                                                      ---------------- ------------ --------------- ----------------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $365,555,785   $363,549,012   $5,643,089         $10,607,860
Receivable for The Trusts shares sold................        115,449             --           --                  --
Receivable for policy-related transactions...........             --        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
   Total assets......................................    365,671,234    363,859,542    5,647,024          10,618,268
                                                        ------------   ------------   ----------         -----------

LIABILITIES:
Payable for The Trusts shares purchased..............             --        310,530        3,935              10,408
Payable for policy-related transactions..............        115,449             --           --                  --
                                                        ------------   ------------   ----------         -----------
   Total liabilities.................................        115,449        310,530        3,935              10,408
                                                        ------------   ------------   ----------         -----------
NET ASSETS...........................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

NET ASSETS:
Accumulation Units...................................   $365,539,661   $363,491,820   $5,642,755         $10,607,742
Retained by AXA Equitable in Separate Account No. 49.         16,124         57,192          334                 118
                                                        ------------   ------------   ----------         -----------
TOTAL NET ASSETS.....................................   $365,555,785   $363,549,012   $5,643,089         $10,607,860
                                                        ============   ============   ==========         ===========

Investments in shares of The Trusts, at cost.........   $439,796,091   $321,367,409   $5,807,868         $12,541,336
The Trusts shares held
   Advisor Class.....................................             --             --           --           1,459,128
   Class A...........................................              8             --           --                  --
   Class B...........................................     37,247,804     29,819,055           --                  --
   Class 2...........................................             --             --      366,911                  --
   Class K...........................................          1,070             --           --                  --

                                                       PIMCO VARIABLE
                                                      INSURANCE TRUST
                                                      EMERGING MARKETS
                                                       BOND PORTFOLIO
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $9,690,476
Receivable for The Trusts shares sold................         3,560
Receivable for policy-related transactions...........            --
                                                         ----------
   Total assets......................................     9,694,036
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased..............            --
Payable for policy-related transactions..............         2,764
                                                         ----------
   Total liabilities.................................         2,764
                                                         ----------
NET ASSETS...........................................    $9,691,272
                                                         ==========

NET ASSETS:
Accumulation Units...................................    $9,691,272
Retained by AXA Equitable in Separate Account No. 49.            --
                                                         ----------
TOTAL NET ASSETS.....................................    $9,691,272
                                                         ==========

Investments in shares of The Trusts, at cost.........    $9,721,422
The Trusts shares held
   Advisor Class.....................................       709,925
   Class A...........................................            --
   Class B...........................................            --
   Class 2...........................................            --
   Class K...........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                      PIMCO VARIABLE  PIMCO VARIABLE
                                                      INSURANCE TRUST INSURANCE TRUST
                                                        REAL RETURN    TOTAL RETURN                    PROFUND VP
                                                         PORTFOLIO       PORTFOLIO    PROFUND VP BEAR BIOTECHNOLOGY
                                                      --------------- --------------- --------------- -------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $34,061,443     $56,085,667      $830,380      $2,142,683
Receivable for The Trusts shares sold................            --              --            33              86
Receivable for policy-related transactions...........       172,985         103,486            --              --
                                                        -----------     -----------      --------      ----------
   Total assets......................................    34,234,428      56,189,153       830,413       2,142,769
                                                        -----------     -----------      --------      ----------

LIABILITIES:
Payable for The Trusts shares purchased..............       172,369         103,486            --              --
Payable for policy-related transactions..............            --              --            33              86
                                                        -----------     -----------      --------      ----------
   Total liabilities.................................       172,369         103,486            33              86
                                                        -----------     -----------      --------      ----------
NET ASSETS...........................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

NET ASSETS:
Accumulation Units...................................   $34,062,059     $56,085,558      $826,563      $2,142,299
Retained by AXA Equitable in Separate Account No. 49.            --             109         3,817             384
                                                        -----------     -----------      --------      ----------
TOTAL NET ASSETS.....................................   $34,062,059     $56,085,667      $830,380      $2,142,683
                                                        ===========     ===========      ========      ==========

Investments in shares of The Trusts, at cost.........   $33,577,649     $57,280,238      $886,609      $2,075,833
The Trusts shares held
   Advisor Class.....................................     2,441,680       5,089,443            --              --
   Common Shares.....................................            --              --        44,740          87,923

                                                      RYDEX | SGI VT
                                                        ALTERNATIVE
                                                        STRATEGIES
                                                      ALLOCATION FUND
                                                      ---------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $368,751
Receivable for The Trusts shares sold................          --
Receivable for policy-related transactions...........         764
                                                         --------
   Total assets......................................     369,515
                                                         --------

LIABILITIES:
Payable for The Trusts shares purchased..............         752
Payable for policy-related transactions..............          --
                                                         --------
   Total liabilities.................................         752
                                                         --------
NET ASSETS...........................................    $368,763
                                                         ========

NET ASSETS:
Accumulation Units...................................    $368,763
Retained by AXA Equitable in Separate Account No. 49.          --
                                                         --------
TOTAL NET ASSETS.....................................    $368,763
                                                         ========

Investments in shares of The Trusts, at cost.........    $380,517
The Trusts shares held
   Advisor Class.....................................          --
   Common Shares.....................................      19,531

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                                         TEMPLETON
                                                      RYDEX | SGI VT   T. ROWE PRICE    DEVELOPING        TEMPLETON
                                                      MANAGED FUTURES HEALTH SCIENCES     MARKETS     FOREIGN SECURITIES
                                                       STRATEGY FUND     PORTFOLIO    SECURITIES FUND        FUND
                                                      --------------- --------------- --------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value...    $370,793       $5,466,831      $4,730,496        $4,902,766
Receivable for The Trusts shares sold................          15               --              83                --
Receivable for policy-related transactions...........          --           38,227              --             2,035
                                                         --------       ----------      ----------        ----------
   Total assets......................................     370,808        5,505,058       4,730,579         4,904,801
                                                         --------       ----------      ----------        ----------

LIABILITIES:
Payable for The Trusts shares purchased..............          --           38,140              --             2,035
Payable for policy-related transactions..............           4               --              83                --
                                                         --------       ----------      ----------        ----------
   Total liabilities.................................           4           38,140              83             2,035
                                                         --------       ----------      ----------        ----------
NET ASSETS...........................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

NET ASSETS:
Accumulation Units...................................    $370,804       $5,466,918      $4,730,490        $4,901,294
Retained by AXA Equitable in Separate Account No. 49.          --               --               6             1,472
                                                         --------       ----------      ----------        ----------
TOTAL NET ASSETS.....................................    $370,804       $5,466,918      $4,730,496        $4,902,766
                                                         ========       ==========      ==========        ==========

Investments in shares of The Trusts, at cost.........    $388,189       $5,249,609      $5,412,389        $5,456,800
The Trusts shares held
   Class 2...........................................          --               --         502,176           390,348
   Class II..........................................          --          340,613              --                --
   Common Shares.....................................      18,141               --              --                --

                                                      TEMPLETON GLOBAL
                                                      BOND SECURITIES
                                                            FUND
                                                      ----------------
ASSETS:
Investments in shares of The Trusts, at fair value...   $43,698,230
Receivable for The Trusts shares sold................            --
Receivable for policy-related transactions...........        86,753
                                                        -----------
   Total assets......................................    43,784,983
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased..............        86,753
Payable for policy-related transactions..............            --
                                                        -----------
   Total liabilities.................................        86,753
                                                        -----------
NET ASSETS...........................................   $43,698,230
                                                        ===========

NET ASSETS:
Accumulation Units...................................   $43,690,402
Retained by AXA Equitable in Separate Account No. 49.         7,828
                                                        -----------
TOTAL NET ASSETS.....................................   $43,698,230
                                                        ===========

Investments in shares of The Trusts, at cost.........   $46,027,050
The Trusts shares held
   Class 2...........................................     2,407,616
   Class II..........................................            --
   Common Shares.....................................            --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                          TEMPLETON     VAN ECK VIP
                                                      GROWTH SECURITIES GLOBAL HARD
                                                            FUND        ASSETS FUND
                                                      ----------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value...     $919,307      $16,330,082
Receivable for The Trusts shares sold................           37               --
Receivable for policy-related transactions...........           --          102,056
                                                          --------      -----------
   Total assets......................................      919,344       16,432,138
                                                          --------      -----------

LIABILITIES:
Payable for The Trusts shares purchased..............           --          101,653
Payable for policy-related transactions..............           37               --
                                                          --------      -----------
   Total liabilities.................................           37          101,653
                                                          --------      -----------
NET ASSETS...........................................     $919,307      $16,330,485
                                                          ========      ===========

NET ASSETS:
Accumulation Units...................................     $918,050      $16,330,485
Retained by AXA Equitable in Separate Account No. 49.        1,257               --
                                                          --------      -----------
TOTAL NET ASSETS.....................................     $919,307      $16,330,485
                                                          ========      ===========

Investments in shares of The Trusts, at cost.........     $990,491      $18,369,580
The Trusts shares held
   Class 2...........................................       90,930               --
   Class S Shares....................................           --          542,528

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                 UNITS
                                                          CONTRACT                            OUTSTANDING
                                                          CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                          -------- --------------- ---------- -----------
ALL ASSET ALLOCATION.....................................  0.65%         A           $ 9.76         --
ALL ASSET ALLOCATION.....................................  1.30%         A           $11.06        221
ALL ASSET ALLOCATION.....................................  1.55%         A           $11.00         65
ALL ASSET ALLOCATION.....................................  1.65%         A           $10.97         70
ALL ASSET ALLOCATION.....................................  1.70%         A           $10.96          9

ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  0.65%      CLASS B        $ 9.61         --
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.30%      CLASS B        $10.53        131
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.55%      CLASS B        $10.47          3
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.65%      CLASS B        $10.45         72
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO.  1.70%      CLASS B        $10.44          3
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  0.65%      CLASS B        $ 8.16         --
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.30%      CLASS B        $ 9.32        231
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.55%      CLASS B        $ 9.27         42
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.65%      CLASS B        $ 9.25        115
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO.....  1.70%      CLASS B        $ 9.24          5

AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  0.65%      CLASS II       $10.38         --
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.30%      CLASS II       $11.00         58
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.55%      CLASS II       $10.94          7
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.65%      CLASS II       $10.92         42
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND.............  1.70%      CLASS II       $10.91          1

AMERICAN CENTURY VP MID CAP VALUE FUND...................  0.65%      CLASS II       $10.45          1
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.30%      CLASS II       $12.08        277
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.55%      CLASS II       $12.01         62
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.65%      CLASS II       $11.98        186
AMERICAN CENTURY VP MID CAP VALUE FUND...................  1.70%      CLASS II       $11.97         24

AXA AGGRESSIVE ALLOCATION................................  0.65%         A           $ 9.42         --
AXA AGGRESSIVE ALLOCATION................................  1.30%         A           $10.48        824
AXA AGGRESSIVE ALLOCATION................................  1.55%         A           $10.42        243
AXA AGGRESSIVE ALLOCATION................................  1.65%         A           $10.40        117
AXA AGGRESSIVE ALLOCATION................................  1.70%         A           $10.39         10
AXA AGGRESSIVE ALLOCATION................................  0.50%         B           $11.31         --
AXA AGGRESSIVE ALLOCATION................................  0.95%         B           $10.91         --
AXA AGGRESSIVE ALLOCATION................................  1.15%         B           $10.74        696
AXA AGGRESSIVE ALLOCATION................................  1.20%         B           $10.70      3,379
AXA AGGRESSIVE ALLOCATION................................  1.25%         B           $11.82     19,298
AXA AGGRESSIVE ALLOCATION................................  1.30%         B           $11.20     53,671
AXA AGGRESSIVE ALLOCATION................................  1.35%         B           $10.57      1,284
AXA AGGRESSIVE ALLOCATION................................  1.40%         B           $10.53      3,546
AXA AGGRESSIVE ALLOCATION................................  1.50%         B           $11.57     19,731
AXA AGGRESSIVE ALLOCATION................................  1.55%         B           $10.40     39,758
AXA AGGRESSIVE ALLOCATION................................  1.60%         B           $10.36      1,791
AXA AGGRESSIVE ALLOCATION................................  1.65%         B           $11.43     81,741
AXA AGGRESSIVE ALLOCATION................................  1.70%         B           $11.38      6,353
AXA AGGRESSIVE ALLOCATION................................  1.80%         B           $10.20          3
AXA AGGRESSIVE ALLOCATION................................  1.90%         B           $10.11         48

AXA BALANCED STRATEGY....................................  0.65%         B           $ 9.73         --
AXA BALANCED STRATEGY....................................  1.30%         B           $10.56     19,416

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA BALANCED STRATEGY............  1.30%          B         $11.80      28,557
AXA BALANCED STRATEGY............  1.55%          B         $10.50       5,837
AXA BALANCED STRATEGY............  1.55%          B         $11.72       6,613
AXA BALANCED STRATEGY............  1.65%          B         $10.48       8,798
AXA BALANCED STRATEGY............  1.65%          B         $11.69       6,698
AXA BALANCED STRATEGY............  1.70%          B         $10.47         784
AXA BALANCED STRATEGY............  1.70%          B         $11.67         419

AXA CONSERVATIVE ALLOCATION......  0.50%          B         $12.33          --
AXA CONSERVATIVE ALLOCATION......  0.95%          B         $11.90          --
AXA CONSERVATIVE ALLOCATION......  1.15%          B         $11.71         506
AXA CONSERVATIVE ALLOCATION......  1.20%          B         $11.66       4,265
AXA CONSERVATIVE ALLOCATION......  1.25%          B         $12.18      12,889
AXA CONSERVATIVE ALLOCATION......  1.30%          B         $12.13      27,990
AXA CONSERVATIVE ALLOCATION......  1.35%          B         $11.53       2,363
AXA CONSERVATIVE ALLOCATION......  1.40%          B         $11.48       8,350
AXA CONSERVATIVE ALLOCATION......  1.50%          B         $11.93      20,557
AXA CONSERVATIVE ALLOCATION......  1.55%          B         $ 11.34     26,538
AXA CONSERVATIVE ALLOCATION......  1.60%          B         $ 11.30      4,084
AXA CONSERVATIVE ALLOCATION......  1.65%          B         $ 11.78     56,299
AXA CONSERVATIVE ALLOCATION......  1.70%          B         $ 11.73      7,073
AXA CONSERVATIVE ALLOCATION......  1.80%          B         $ 11.12         10
AXA CONSERVATIVE ALLOCATION......  1.90%          B         $ 11.03          5

AXA CONSERVATIVE GROWTH STRATEGY.  0.65%          B         $  9.77         --
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 10.55     10,951
AXA CONSERVATIVE GROWTH STRATEGY.  1.30%          B         $ 11.69     11,231
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 10.49      3,875
AXA CONSERVATIVE GROWTH STRATEGY.  1.55%          B         $ 11.61      4,541
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 10.47      5,095
AXA CONSERVATIVE GROWTH STRATEGY.  1.65%          B         $ 11.58      4,566
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 10.45        480
AXA CONSERVATIVE GROWTH STRATEGY.  1.70%          B         $ 11.56        408

AXA CONSERVATIVE STRATEGY........  0.65%          B         $  9.87         --
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 10.51      6,310
AXA CONSERVATIVE STRATEGY........  1.30%          B         $ 11.21      8,013
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 10.45      2,423
AXA CONSERVATIVE STRATEGY........  1.55%          B         $ 11.14      3,004
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 10.43      3,918
AXA CONSERVATIVE STRATEGY........  1.65%          B         $ 11.11      3,542
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 10.42        592
AXA CONSERVATIVE STRATEGY........  1.70%          B         $ 11.09        359

AXA CONSERVATIVE-PLUS ALLOCATION.  0.50%          B         $ 11.96         --
AXA CONSERVATIVE-PLUS ALLOCATION.  0.95%          B         $ 11.54         --
AXA CONSERVATIVE-PLUS ALLOCATION.  1.15%          B         $ 11.36        458
AXA CONSERVATIVE-PLUS ALLOCATION.  1.20%          B         $ 11.31      3,130
AXA CONSERVATIVE-PLUS ALLOCATION.  1.25%          B         $ 12.01     14,485
AXA CONSERVATIVE-PLUS ALLOCATION.  1.30%          B         $ 11.96     25,466
AXA CONSERVATIVE-PLUS ALLOCATION.  1.35%          B         $ 11.18      1,195
AXA CONSERVATIVE-PLUS ALLOCATION.  1.40%          B         $ 11.13      4,843
AXA CONSERVATIVE-PLUS ALLOCATION.  1.50%          B         $ 11.76     19,670
AXA CONSERVATIVE-PLUS ALLOCATION.  1.55%          B         $ 11.00     20,717
AXA CONSERVATIVE-PLUS ALLOCATION.  1.60%          B         $ 10.96      2,628

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
AXA CONSERVATIVE-PLUS ALLOCATION.  1.65%          B          $11.61      44,468
AXA CONSERVATIVE-PLUS ALLOCATION.  1.70%          B          $11.56       4,887
AXA CONSERVATIVE-PLUS ALLOCATION.  1.80%          B          $10.78           1
AXA CONSERVATIVE-PLUS ALLOCATION.  1.90%          B          $10.70          26

AXA GROWTH STRATEGY..............  0.65%          B          $ 9.63          --
AXA GROWTH STRATEGY..............  1.30%          B          $10.57       2,152
AXA GROWTH STRATEGY..............  1.30%          B          $12.23      30,524
AXA GROWTH STRATEGY..............  1.55%          B          $10.51       1,052
AXA GROWTH STRATEGY..............  1.55%          B          $12.15      10,548
AXA GROWTH STRATEGY..............  1.65%          B          $10.49       1,108
AXA GROWTH STRATEGY..............  1.65%          B          $12.12      13,966
AXA GROWTH STRATEGY..............  1.70%          B          $10.48          53
AXA GROWTH STRATEGY..............  1.70%          B          $12.10         759

AXA MODERATE ALLOCATION..........  0.65%          A          $ 9.73          --
AXA MODERATE ALLOCATION..........  1.30%          A          $10.60       1,704
AXA MODERATE ALLOCATION..........  1.55%          A          $10.55         470
AXA MODERATE ALLOCATION..........  1.65%          A          $10.52         477
AXA MODERATE ALLOCATION..........  1.70%          A          $10.51          66
AXA MODERATE ALLOCATION..........  0.50%          B          $58.54          --
AXA MODERATE ALLOCATION..........  0.95%          B          $52.05          23
AXA MODERATE ALLOCATION..........  1.15%          B          $49.39         405
AXA MODERATE ALLOCATION..........  1.20%          B          $48.74       3,607
AXA MODERATE ALLOCATION..........  1.25%          B          $12.05      57,988
AXA MODERATE ALLOCATION..........  1.30%          B          $11.94     118,023
AXA MODERATE ALLOCATION..........  1.35%          B          $46.86       1,058
AXA MODERATE ALLOCATION..........  1.40%          B          $46.25       6,081
AXA MODERATE ALLOCATION..........  1.50%          B          $11.80      75,947
AXA MODERATE ALLOCATION..........  1.55%          B          $44.46      21,265
AXA MODERATE ALLOCATION..........  1.60%          B          $43.87       2,775
AXA MODERATE ALLOCATION..........  1.65%          B          $11.65     169,486
AXA MODERATE ALLOCATION..........  1.70%          B          $42.73       3,918
AXA MODERATE ALLOCATION..........  1.80%          B          $41.62          36
AXA MODERATE ALLOCATION..........  1.90%          B          $40.54           3

AXA MODERATE GROWTH STRATEGY.....  0.65%          B          $ 9.69          16
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $10.57      70,698
AXA MODERATE GROWTH STRATEGY.....  1.30%          B          $12.24      43,029
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $10.52      23,643
AXA MODERATE GROWTH STRATEGY.....  1.55%          B          $12.16      15,302
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $10.49      32,870
AXA MODERATE GROWTH STRATEGY.....  1.65%          B          $12.13      13,647
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $10.48       1,311
AXA MODERATE GROWTH STRATEGY.....  1.70%          B          $12.11         949

AXA MODERATE-PLUS ALLOCATION.....  0.65%          A          $ 9.58          --
AXA MODERATE-PLUS ALLOCATION.....  1.30%          A          $10.55       1,991
AXA MODERATE-PLUS ALLOCATION.....  1.55%          A          $10.49         387
AXA MODERATE-PLUS ALLOCATION.....  1.65%          A          $10.47         418
AXA MODERATE-PLUS ALLOCATION.....  1.70%          A          $10.46          82
AXA MODERATE-PLUS ALLOCATION.....  0.50%          B          $11.86          --
AXA MODERATE-PLUS ALLOCATION.....  0.95%          B          $11.44           1
AXA MODERATE-PLUS ALLOCATION.....  1.15%          B          $11.26       2,017

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                       UNITS
                                                CONTRACT                            OUTSTANDING
                                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                -------- --------------- ---------- -----------
AXA MODERATE-PLUS ALLOCATION...................  1.20%          B          $11.22      10,152
AXA MODERATE-PLUS ALLOCATION...................  1.25%          B          $12.36      80,135
AXA MODERATE-PLUS ALLOCATION...................  1.30%          B          $12.31     159,713
AXA MODERATE-PLUS ALLOCATION...................  1.35%          B          $11.08       4,167
AXA MODERATE-PLUS ALLOCATION...................  1.40%          B          $11.04      16,713
AXA MODERATE-PLUS ALLOCATION...................  1.50%          B          $12.11      87,053
AXA MODERATE-PLUS ALLOCATION...................  1.55%          B          $10.91     130,217
AXA MODERATE-PLUS ALLOCATION...................  1.60%          B          $10.86       6,637
AXA MODERATE-PLUS ALLOCATION...................  1.65%          B          $11.95     280,251
AXA MODERATE-PLUS ALLOCATION...................  1.70%          B          $11.90      22,802
AXA MODERATE-PLUS ALLOCATION...................  1.80%          B          $10.69          58
AXA MODERATE-PLUS ALLOCATION...................  1.90%          B          $10.61           1

AXA TACTICAL MANAGER 2000......................  0.65%          B          $ 9.49           2
AXA TACTICAL MANAGER 2000......................  1.30%          B          $11.56       2,227
AXA TACTICAL MANAGER 2000......................  1.55%          B          $11.50         829
AXA TACTICAL MANAGER 2000......................  1.65%          B          $11.47       1,194
AXA TACTICAL MANAGER 2000......................  1.70%          B          $11.46          56

AXA TACTICAL MANAGER 400.......................  0.65%          B          $ 9.67           2
AXA TACTICAL MANAGER 400.......................  1.30%          B          $11.49       2,008
AXA TACTICAL MANAGER 400.......................  1.55%          B          $11.43         766
AXA TACTICAL MANAGER 400.......................  1.65%          B          $11.40       1,118
AXA TACTICAL MANAGER 400.......................  1.70%          B          $11.39          42

AXA TACTICAL MANAGER 500.......................  0.65%          B          $ 9.86           6
AXA TACTICAL MANAGER 500.......................  1.30%          B          $10.77       4,921
AXA TACTICAL MANAGER 500.......................  1.55%          B          $10.71       1,923
AXA TACTICAL MANAGER 500.......................  1.65%          B          $10.69       2,784
AXA TACTICAL MANAGER 500.......................  1.70%          B          $10.68         173

AXA TACTICAL MANAGER INTERNATIONAL.............  0.65%          B          $ 8.18           2
AXA TACTICAL MANAGER INTERNATIONAL.............  1.30%          B          $ 8.56       4,753
AXA TACTICAL MANAGER INTERNATIONAL.............  1.55%          B          $ 8.51       1,863
AXA TACTICAL MANAGER INTERNATIONAL.............  1.65%          B          $ 8.49       2,522
AXA TACTICAL MANAGER INTERNATIONAL.............  1.70%          B          $ 8.49         134

AXA ULTRA CONSERVATIVE STRATEGY................  1.30%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.55%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.65%          B          $10.05          --
AXA ULTRA CONSERVATIVE STRATEGY................  1.70%          B          $10.04          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  0.65%      CLASS III      $ 9.62          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.30%      CLASS III      $10.44       1,595
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.55%      CLASS III      $10.38         223
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.65%      CLASS III      $10.36         892
BLACKROCK GLOBAL ALLOCATION V.I. FUND..........  1.70%      CLASS III      $10.35         181

BLACKROCK LARGE CAP GROWTH V.I. FUND...........  0.65%      CLASS III      $10.56          --
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.30%      CLASS III      $11.78         260
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.55%      CLASS III      $11.72          96
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.65%      CLASS III      $11.69          62
BLACKROCK LARGE CAP GROWTH V.I. FUND...........  1.70%      CLASS III      $11.68          11

EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  0.65%          B          $ 9.57          --
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.30%          B          $ 9.51       3,058
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.55%          B          $ 9.49         888
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.65%          B          $ 9.48       1,982
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES.  1.70%          B          $ 9.48          18

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.65%          A          $10.66          1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          A          $13.90        151
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          A          $13.83         46
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          A          $13.80         53
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          A          $13.78          7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.50%          B          $22.33         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.95%          B          $20.90          8
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.20%          B          $20.14      1,671
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.25%          B          $15.65      2,858
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.30%          B          $15.53      3,319
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.35%          B          $19.69      1,490
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.40%          B          $19.55      2,831
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.50%          B          $15.32      4,352
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.55%          B          $19.11      2,859
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.60%          B          $18.97      1,239
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.65%          B          $15.13      4,294
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.70%          B          $18.69        418
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.80%          B          $18.42          5
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  1.90%          B          $18.14          2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.65%          A          $ 9.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          A          $11.63        106
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          A          $11.57         16
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          A          $11.54         43
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          A          $11.53          5
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.50%          B          $ 9.28         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  0.95%          B          $ 9.06         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.20%          B          $ 8.94        343
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.25%          B          $ 8.91        627
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.30%          B          $ 8.89      3,890
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.35%          B          $ 8.86         87
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.40%          B          $ 8.84        468
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.50%          B          $ 8.79        782
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.55%          B          $ 8.77      2,620
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.60%          B          $ 8.74        129
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.65%          B          $ 8.72      4,691
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.70%          B          $ 8.70        379
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.80%          B          $ 8.65         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..  1.90%          B          $ 8.60         --

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.65%          A          $10.10          6
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          A          $11.04      1,404
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.55%          A          $10.98        285
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.65%          A          $10.95        604
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.70%          A          $10.94         43
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.50%          B          $23.31         --
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.95%          B          $21.81          3
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.20%          B          $21.02      3,142
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.25%          B          $12.38      7,546
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.30%          B          $12.29      9,486
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.35%          B          $20.56      1,314
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.40%          B          $20.40      4,752
EQ/BLACKROCK BASIC VALUE EQUITY.......  1.50%          B          $12.12     10,456

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/BLACKROCK BASIC VALUE EQUITY..  1.55%          B          $19.95      5,468
EQ/BLACKROCK BASIC VALUE EQUITY..  1.60%          B          $19.81      1,771
EQ/BLACKROCK BASIC VALUE EQUITY..  1.65%          B          $11.97     11,402
EQ/BLACKROCK BASIC VALUE EQUITY..  1.70%          B          $19.51        960
EQ/BLACKROCK BASIC VALUE EQUITY..  1.80%          B          $19.22         15
EQ/BLACKROCK BASIC VALUE EQUITY..  1.90%          B          $18.94          2

EQ/BOSTON ADVISORS EQUITY INCOME.  0.65%          A          $10.26         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          A          $11.45        114
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          A          $11.39         27
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          A          $11.37         77
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          A          $11.35          3
EQ/BOSTON ADVISORS EQUITY INCOME.  0.50%          B          $ 6.39         --
EQ/BOSTON ADVISORS EQUITY INCOME.  0.95%          B          $ 6.03         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.20%          B          $ 5.83      1,325
EQ/BOSTON ADVISORS EQUITY INCOME.  1.25%          B          $ 5.79      4,650
EQ/BOSTON ADVISORS EQUITY INCOME.  1.30%          B          $ 2.34     15,306
EQ/BOSTON ADVISORS EQUITY INCOME.  1.35%          B          $ 5.71        335
EQ/BOSTON ADVISORS EQUITY INCOME.  1.40%          B          $ 5.68      1,944
EQ/BOSTON ADVISORS EQUITY INCOME.  1.50%          B          $ 5.60      7,930
EQ/BOSTON ADVISORS EQUITY INCOME.  1.55%          B          $ 5.57      6,811
EQ/BOSTON ADVISORS EQUITY INCOME.  1.60%          B          $ 5.53        580
EQ/BOSTON ADVISORS EQUITY INCOME.  1.65%          B          $ 5.49      7,357
EQ/BOSTON ADVISORS EQUITY INCOME.  1.70%          B          $ 5.46        634
EQ/BOSTON ADVISORS EQUITY INCOME.  1.80%          B          $ 5.38         --
EQ/BOSTON ADVISORS EQUITY INCOME.  1.90%          B          $ 5.31         24

EQ/CALVERT SOCIALLY RESPONSIBLE..  0.50%          B          $ 8.52         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  0.95%          B          $ 8.05         --
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.20%          B          $ 7.81        355
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.25%          B          $10.21        666
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.30%          B          $10.14        595
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.35%          B          $ 7.66         77
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.40%          B          $ 7.61        560
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.50%          B          $10.00        677
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.55%          B          $ 7.47        623
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.60%          B          $ 7.42        160
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.65%          B          $ 9.87        845
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.70%          B          $ 7.33        122
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.80%          B          $ 7.24          1
EQ/CALVERT SOCIALLY RESPONSIBLE..  1.90%          B          $ 7.15         --

EQ/CAPITAL GUARDIAN RESEARCH.....  0.65%          A          $10.76         --
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          A          $12.28         41
EQ/CAPITAL GUARDIAN RESEARCH.....  1.55%          A          $12.22         13
EQ/CAPITAL GUARDIAN RESEARCH.....  1.65%          A          $12.19         35
EQ/CAPITAL GUARDIAN RESEARCH.....  1.70%          A          $12.18          1
EQ/CAPITAL GUARDIAN RESEARCH.....  0.50%          B          $13.22         --
EQ/CAPITAL GUARDIAN RESEARCH.....  0.95%          B          $12.49         44
EQ/CAPITAL GUARDIAN RESEARCH.....  1.20%          B          $12.09      8,621
EQ/CAPITAL GUARDIAN RESEARCH.....  1.25%          B          $12.42      8,110
EQ/CAPITAL GUARDIAN RESEARCH.....  1.30%          B          $12.34      3,141
EQ/CAPITAL GUARDIAN RESEARCH.....  1.35%          B          $11.86      6,168
EQ/CAPITAL GUARDIAN RESEARCH.....  1.40%          B          $11.78      9,278

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                     UNITS
                              CONTRACT                            OUTSTANDING
                              CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                              -------- --------------- ---------- -----------
EQ/CAPITAL GUARDIAN RESEARCH.  1.50%          B         $ 12.16      6,881
EQ/CAPITAL GUARDIAN RESEARCH.  1.55%          B         $ 11.56      4,729
EQ/CAPITAL GUARDIAN RESEARCH.  1.60%          B         $ 11.49      8,697
EQ/CAPITAL GUARDIAN RESEARCH.  1.65%          B         $ 12.01     12,353
EQ/CAPITAL GUARDIAN RESEARCH.  1.70%          B         $ 11.34      1,901
EQ/CAPITAL GUARDIAN RESEARCH.  1.80%          B         $ 11.19         63
EQ/CAPITAL GUARDIAN RESEARCH.  1.90%          B         $ 11.05         10

EQ/COMMON STOCK INDEX........  0.65%          A         $ 10.38         --
EQ/COMMON STOCK INDEX........  1.30%          A         $ 11.77        104
EQ/COMMON STOCK INDEX........  1.55%          A         $ 11.71         42
EQ/COMMON STOCK INDEX........  1.65%          A         $ 11.69         17
EQ/COMMON STOCK INDEX........  1.70%          A         $ 11.67          3
EQ/COMMON STOCK INDEX........  0.50%          B         $295.27         --
EQ/COMMON STOCK INDEX........  0.95%          B         $250.92         --
EQ/COMMON STOCK INDEX........  1.20%          B         $229.14        228
EQ/COMMON STOCK INDEX........  1.25%          B         $ 11.33      7,433
EQ/COMMON STOCK INDEX........  1.30%          B         $ 11.11      6,092
EQ/COMMON STOCK INDEX........  1.35%          B         $216.98        378
EQ/COMMON STOCK INDEX........  1.40%          B         $213.06        365
EQ/COMMON STOCK INDEX........  1.50%          B         $ 11.09     12,756
EQ/COMMON STOCK INDEX........  1.55%          B         $201.73        444
EQ/COMMON STOCK INDEX........  1.60%          B         $198.08        201
EQ/COMMON STOCK INDEX........  1.65%          B         $ 10.95      6,758
EQ/COMMON STOCK INDEX........  1.70%          B         $191.00         45
EQ/COMMON STOCK INDEX........  1.80%          B         $184.14          2
EQ/COMMON STOCK INDEX........  1.90%          B         $177.52          1

EQ/CORE BOND INDEX...........  0.50%          B         $ 16.14         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.24         --
EQ/CORE BOND INDEX...........  0.65%          B         $ 10.16          7
EQ/CORE BOND INDEX...........  0.95%          B         $ 15.14          9
EQ/CORE BOND INDEX...........  1.20%          B         $ 14.62      5,404
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.16         62
EQ/CORE BOND INDEX...........  1.25%          B         $ 10.93      9,194
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.71      9,309
EQ/CORE BOND INDEX...........  1.30%          B         $ 10.85     10,017
EQ/CORE BOND INDEX...........  1.35%          B         $ 14.31      2,887
EQ/CORE BOND INDEX...........  1.40%          B         $ 14.21      8,196
EQ/CORE BOND INDEX...........  1.50%          B         $ 10.70     12,639
EQ/CORE BOND INDEX...........  1.55%          B         $ 10.65      3,504
EQ/CORE BOND INDEX...........  1.55%          B         $ 13.91      9,160
EQ/CORE BOND INDEX...........  1.60%          B         $ 13.81      5,365
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.57     15,378
EQ/CORE BOND INDEX...........  1.65%          B         $ 10.63      4,773
EQ/CORE BOND INDEX...........  1.70%          B         $ 10.62        299
EQ/CORE BOND INDEX...........  1.70%          B         $ 13.62      1,355
EQ/CORE BOND INDEX...........  1.80%          B         $ 13.42         77
EQ/CORE BOND INDEX...........  1.90%          B         $ 13.23         12

EQ/DAVIS NEW YORK VENTURE....  0.65%          A         $  9.85         --
EQ/DAVIS NEW YORK VENTURE....  1.30%          A         $ 10.72        391
EQ/DAVIS NEW YORK VENTURE....  1.55%          A         $ 10.66         51
EQ/DAVIS NEW YORK VENTURE....  1.65%          A         $ 10.64        272

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                  UNITS
                           CONTRACT                            OUTSTANDING
                           CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                           -------- --------------- ---------- -----------
EQ/DAVIS NEW YORK VENTURE.  1.70%          A          $10.63         14
EQ/DAVIS NEW YORK VENTURE.  0.50%          B          $ 9.46         --
EQ/DAVIS NEW YORK VENTURE.  0.95%          B          $ 9.23         --
EQ/DAVIS NEW YORK VENTURE.  1.20%          B          $ 9.11      1,017
EQ/DAVIS NEW YORK VENTURE.  1.25%          B          $ 9.08      2,397
EQ/DAVIS NEW YORK VENTURE.  1.30%          B          $ 9.06      7,530
EQ/DAVIS NEW YORK VENTURE.  1.35%          B          $ 9.04        382
EQ/DAVIS NEW YORK VENTURE.  1.40%          B          $ 9.01      1,396
EQ/DAVIS NEW YORK VENTURE.  1.50%          B          $ 8.96      2,949
EQ/DAVIS NEW YORK VENTURE.  1.55%          B          $ 8.94      5,090
EQ/DAVIS NEW YORK VENTURE.  1.60%          B          $ 8.91        739
EQ/DAVIS NEW YORK VENTURE.  1.65%          B          $ 8.89     11,038
EQ/DAVIS NEW YORK VENTURE.  1.70%          B          $ 8.87      1,593
EQ/DAVIS NEW YORK VENTURE.  1.80%          B          $ 8.82         --
EQ/DAVIS NEW YORK VENTURE.  1.90%          B          $ 8.77          1

EQ/EQUITY 500 INDEX.......  0.65%          A          $10.43         --
EQ/EQUITY 500 INDEX.......  1.30%          A          $11.67        478
EQ/EQUITY 500 INDEX.......  1.55%          A          $11.60        152
EQ/EQUITY 500 INDEX.......  1.65%          A          $11.58        382
EQ/EQUITY 500 INDEX.......  1.70%          A          $11.57        144
EQ/EQUITY 500 INDEX.......  0.50%          B          $31.37         --
EQ/EQUITY 500 INDEX.......  0.65%          B          $11.13         --
EQ/EQUITY 500 INDEX.......  0.95%          B          $28.94          4
EQ/EQUITY 500 INDEX.......  1.20%          B          $27.66      4,013
EQ/EQUITY 500 INDEX.......  1.25%          B          $11.05         66
EQ/EQUITY 500 INDEX.......  1.25%          B          $12.41      8,876
EQ/EQUITY 500 INDEX.......  1.30%          B          $12.29      9,406
EQ/EQUITY 500 INDEX.......  1.35%          B          $26.92      2,569
EQ/EQUITY 500 INDEX.......  1.40%          B          $26.68      5,897
EQ/EQUITY 500 INDEX.......  1.50%          B          $12.15     12,464
EQ/EQUITY 500 INDEX.......  1.55%          B          $25.96      4,883
EQ/EQUITY 500 INDEX.......  1.60%          B          $25.73      3,578
EQ/EQUITY 500 INDEX.......  1.65%          B          $11.99     15,593
EQ/EQUITY 500 INDEX.......  1.70%          B          $25.27      1,194
EQ/EQUITY 500 INDEX.......  1.80%          B          $24.81         81
EQ/EQUITY 500 INDEX.......  1.90%          B          $24.37          7

EQ/EQUITY GROWTH PLUS.....  0.50%          B          $15.79         --
EQ/EQUITY GROWTH PLUS.....  0.95%          B          $15.07          4
EQ/EQUITY GROWTH PLUS.....  1.20%          B          $14.68      5,903
EQ/EQUITY GROWTH PLUS.....  1.25%          B          $12.05     10,915
EQ/EQUITY GROWTH PLUS.....  1.30%          B          $11.98      9,338
EQ/EQUITY GROWTH PLUS.....  1.35%          B          $14.45        805
EQ/EQUITY GROWTH PLUS.....  1.40%          B          $14.37      8,921
EQ/EQUITY GROWTH PLUS.....  1.50%          B          $11.80     14,459
EQ/EQUITY GROWTH PLUS.....  1.55%          B          $14.15      6,980
EQ/EQUITY GROWTH PLUS.....  1.60%          B          $14.08      3,745
EQ/EQUITY GROWTH PLUS.....  1.65%          B          $11.65     18,903
EQ/EQUITY GROWTH PLUS.....  1.70%          B          $13.93      1,904
EQ/EQUITY GROWTH PLUS.....  1.80%          B          $13.78         17
EQ/EQUITY GROWTH PLUS.....  1.90%          B          $13.64          2

EQ/FRANKLIN CORE BALANCED.  0.65%          A          $10.07         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/FRANKLIN CORE BALANCED.........  1.30%          A          $11.22         59
EQ/FRANKLIN CORE BALANCED.........  1.55%          A          $11.16          4
EQ/FRANKLIN CORE BALANCED.........  1.65%          A          $11.14         28
EQ/FRANKLIN CORE BALANCED.........  1.70%          A          $11.13          2
EQ/FRANKLIN CORE BALANCED.........  0.50%          B          $10.32         --
EQ/FRANKLIN CORE BALANCED.........  0.95%          B          $10.07         15
EQ/FRANKLIN CORE BALANCED.........  1.20%          B          $ 9.94      1,633
EQ/FRANKLIN CORE BALANCED.........  1.25%          B          $ 9.91      4,459
EQ/FRANKLIN CORE BALANCED.........  1.30%          B          $ 9.89      8,799
EQ/FRANKLIN CORE BALANCED.........  1.35%          B          $ 9.86        603
EQ/FRANKLIN CORE BALANCED.........  1.40%          B          $ 9.83      2,536
EQ/FRANKLIN CORE BALANCED.........  1.50%          B          $ 9.78      6,073
EQ/FRANKLIN CORE BALANCED.........  1.55%          B          $ 9.75      7,905
EQ/FRANKLIN CORE BALANCED.........  1.60%          B          $ 9.73      1,039
EQ/FRANKLIN CORE BALANCED.........  1.65%          B          $ 9.70     18,817
EQ/FRANKLIN CORE BALANCED.........  1.70%          B          $ 9.68      1,654
EQ/FRANKLIN CORE BALANCED.........  1.80%          B          $ 9.62          9
EQ/FRANKLIN CORE BALANCED.........  1.90%          B          $ 9.57         --

EQ/FRANKLIN TEMPLETON ALLOCATION..  0.65%          A          $ 9.64         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          A          $10.57         53
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          A          $10.51         19
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          A          $10.49         16
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          A          $10.47          1
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.50%          B          $ 8.02         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  0.95%          B          $ 7.85         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.15%          B          $ 7.78        625
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.20%          B          $ 7.76      1,065
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.25%          B          $ 7.74      3,443
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.30%          B          $ 7.73     47,962
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.35%          B          $ 7.71        505
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.40%          B          $ 7.69      1,866
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.50%          B          $ 7.65      4,946
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.55%          B          $ 7.64     26,376
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.60%          B          $ 7.62      1,015
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.65%          B          $ 7.60     66,777
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.70%          B          $ 7.58      4,136
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.80%          B          $ 7.55         --
EQ/FRANKLIN TEMPLETON ALLOCATION..  1.90%          B          $ 7.51         --

EQ/GAMCO MERGERS AND ACQUISITIONS.  0.65%          A          $10.19         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          A          $11.08        186
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          A          $11.02         40
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          A          $10.99         97
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          A          $10.98         37
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.50%          B          $13.28         --
EQ/GAMCO MERGERS AND ACQUISITIONS.  0.95%          B          $12.89         10
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.20%          B          $12.67        601
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.25%          B          $12.63      1,795
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.30%          B          $12.36      2,756
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.35%          B          $12.54        177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.40%          B          $12.50      1,177
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.50%          B          $12.42      2,508

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                   -------- --------------- ---------- -----------
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.55%          B          $12.38      2,259
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.60%          B          $12.33        274
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.65%          B          $12.29      4,153
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.70%          B          $12.25        561
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.80%          B          $12.17          2
EQ/GAMCO MERGERS AND ACQUISITIONS.  1.90%          B          $12.09         --

EQ/GAMCO SMALL COMPANY VALUE......  0.65%          A          $10.23          1
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          A          $13.27      1,650
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          A          $13.20        386
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          A          $13.17        737
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          A          $13.15         79
EQ/GAMCO SMALL COMPANY VALUE......  0.50%          B          $43.10         --
EQ/GAMCO SMALL COMPANY VALUE......  0.95%          B          $38.76         --
EQ/GAMCO SMALL COMPANY VALUE......  1.20%          B          $36.53        800
EQ/GAMCO SMALL COMPANY VALUE......  1.25%          B          $36.10      2,459
EQ/GAMCO SMALL COMPANY VALUE......  1.30%          B          $55.32      2,477
EQ/GAMCO SMALL COMPANY VALUE......  1.35%          B          $35.26        273
EQ/GAMCO SMALL COMPANY VALUE......  1.40%          B          $34.84      1,676
EQ/GAMCO SMALL COMPANY VALUE......  1.50%          B          $34.02      4,024
EQ/GAMCO SMALL COMPANY VALUE......  1.55%          B          $33.62      3,903
EQ/GAMCO SMALL COMPANY VALUE......  1.60%          B          $33.22        354
EQ/GAMCO SMALL COMPANY VALUE......  1.65%          B          $32.83      4,688
EQ/GAMCO SMALL COMPANY VALUE......  1.70%          B          $32.44        624
EQ/GAMCO SMALL COMPANY VALUE......  1.80%          B          $31.68          7
EQ/GAMCO SMALL COMPANY VALUE......  1.90%          B          $30.93          7

EQ/GLOBAL BOND PLUS...............  0.65%          A          $10.06         --
EQ/GLOBAL BOND PLUS...............  1.30%          A          $10.70        172
EQ/GLOBAL BOND PLUS...............  1.55%          A          $10.64         46
EQ/GLOBAL BOND PLUS...............  1.65%          A          $10.62        118
EQ/GLOBAL BOND PLUS...............  1.70%          A          $10.61         14
EQ/GLOBAL BOND PLUS...............  0.50%          B          $12.91         --
EQ/GLOBAL BOND PLUS...............  0.95%          B          $12.55          5
EQ/GLOBAL BOND PLUS...............  1.20%          B          $12.36      1,454
EQ/GLOBAL BOND PLUS...............  1.25%          B          $12.32      4,058
EQ/GLOBAL BOND PLUS...............  1.30%          B          $12.28      5,807
EQ/GLOBAL BOND PLUS...............  1.35%          B          $12.33        472
EQ/GLOBAL BOND PLUS...............  1.40%          B          $12.20      3,315
EQ/GLOBAL BOND PLUS...............  1.50%          B          $12.13      7,076
EQ/GLOBAL BOND PLUS...............  1.55%          B          $12.09      5,949
EQ/GLOBAL BOND PLUS...............  1.60%          B          $12.05      1,228
EQ/GLOBAL BOND PLUS...............  1.65%          B          $12.01     11,107
EQ/GLOBAL BOND PLUS...............  1.70%          B          $11.97      1,389
EQ/GLOBAL BOND PLUS...............  1.80%          B          $11.90          1
EQ/GLOBAL BOND PLUS...............  1.90%          B          $11.82          2

EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.65%          A          $ 8.74         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.30%          A          $ 9.72        195
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.55%          A          $ 9.67         46
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.65%          A          $ 9.65         62
EQ/GLOBAL MULTI-SECTOR EQUITY.....  1.70%          A          $ 9.64          1
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.50%          B          $17.70         --
EQ/GLOBAL MULTI-SECTOR EQUITY.....  0.95%          B          $16.58         25

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                       -------- --------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.20%          B          $15.99      2,235
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.25%          B          $20.79      4,783
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.30%          B          $20.63      6,177
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.35%          B          $15.64      1,233
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.40%          B          $15.53      4,556
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.50%          B          $20.35      8,139
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.55%          B          $15.19      7,953
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.60%          B          $15.08      1,613
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.65%          B          $20.10      8,714
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.70%          B          $14.86      1,149
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.80%          B          $14.65         14
EQ/GLOBAL MULTI-SECTOR EQUITY.........  1.90%          B          $14.44          3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.50%          B          $25.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.65%          B          $10.19         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  0.95%          B          $22.86         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.20%          B          $21.69      1,594
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.25%          B          $11.54      2,706
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $10.57      4,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.30%          B          $11.42      5,722
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.35%          B          $21.02        396
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.40%          B          $20.80      2,443
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.50%          B          $11.30      3,179
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $10.52      1,583
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.55%          B          $20.15      2,375
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.60%          B          $19.94      1,072
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $10.49      2,224
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.65%          B          $11.16      5,171
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $10.48        106
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.70%          B          $19.52        457
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.80%          B          $19.11         --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.  1.90%          B          $18.71          1

EQ/INTERNATIONAL CORE PLUS............  0.65%          A          $ 8.29         --
EQ/INTERNATIONAL CORE PLUS............  1.30%          A          $ 8.95        158
EQ/INTERNATIONAL CORE PLUS............  1.55%          A          $ 8.90         24
EQ/INTERNATIONAL CORE PLUS............  1.65%          A          $ 8.88         84
EQ/INTERNATIONAL CORE PLUS............  1.70%          A          $ 8.87          1
EQ/INTERNATIONAL CORE PLUS............  0.50%          B          $11.80         --
EQ/INTERNATIONAL CORE PLUS............  0.95%          B          $11.14         29
EQ/INTERNATIONAL CORE PLUS............  1.20%          B          $10.79      4,273
EQ/INTERNATIONAL CORE PLUS............  1.25%          B          $12.52      6,349
EQ/INTERNATIONAL CORE PLUS............  1.30%          B          $12.44      5,782
EQ/INTERNATIONAL CORE PLUS............  1.35%          B          $10.59      1,338
EQ/INTERNATIONAL CORE PLUS............  1.40%          B          $10.52      4,918
EQ/INTERNATIONAL CORE PLUS............  1.50%          B          $12.26      6,036
EQ/INTERNATIONAL CORE PLUS............  1.55%          B          $10.32      6,307
EQ/INTERNATIONAL CORE PLUS............  1.60%          B          $10.25      4,045
EQ/INTERNATIONAL CORE PLUS............  1.65%          B          $12.11     11,646
EQ/INTERNATIONAL CORE PLUS............  1.70%          B          $10.12      2,069
EQ/INTERNATIONAL CORE PLUS............  1.80%          B          $ 9.99         18
EQ/INTERNATIONAL CORE PLUS............  1.90%          B          $ 9.86          1

EQ/INTERNATIONAL EQUITY INDEX.........  0.65%          A          $ 8.57         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          A          $ 9.05        105
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          A          $ 9.00         27
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          A          $ 8.98         46
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          A          $ 8.97          6
EQ/INTERNATIONAL EQUITY INDEX...  0.50%          B          $12.85         --
EQ/INTERNATIONAL EQUITY INDEX...  0.95%          B          $11.91          1
EQ/INTERNATIONAL EQUITY INDEX...  1.20%          B          $11.41      2,985
EQ/INTERNATIONAL EQUITY INDEX...  1.25%          B          $11.02      5,996
EQ/INTERNATIONAL EQUITY INDEX...  1.30%          B          $10.93      6,997
EQ/INTERNATIONAL EQUITY INDEX...  1.35%          B          $11.13      1,015
EQ/INTERNATIONAL EQUITY INDEX...  1.40%          B          $11.03      4,344
EQ/INTERNATIONAL EQUITY INDEX...  1.50%          B          $10.79      7,951
EQ/INTERNATIONAL EQUITY INDEX...  1.55%          B          $10.75      6,041
EQ/INTERNATIONAL EQUITY INDEX...  1.60%          B          $10.66      1,719
EQ/INTERNATIONAL EQUITY INDEX...  1.65%          B          $10.65      9,683
EQ/INTERNATIONAL EQUITY INDEX...  1.70%          B          $10.48      1,332
EQ/INTERNATIONAL EQUITY INDEX...  1.80%          B          $10.31         17
EQ/INTERNATIONAL EQUITY INDEX...  1.90%          B          $10.13          4

EQ/INTERNATIONAL ETF............  0.65%          A          $ 8.53         --
EQ/INTERNATIONAL ETF............  1.30%          A          $ 9.14        156
EQ/INTERNATIONAL ETF............  1.55%          A          $ 9.09         19
EQ/INTERNATIONAL ETF............  1.65%          A          $ 9.07         64
EQ/INTERNATIONAL ETF............  1.70%          A          $ 9.06         12

EQ/INTERNATIONAL VALUE PLUS.....  0.65%          A          $ 8.12         --
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          A          $ 8.64        216
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          A          $ 8.60         48
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          A          $ 8.58         75
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          A          $ 8.57         15
EQ/INTERNATIONAL VALUE PLUS.....  0.50%          B          $17.65         --
EQ/INTERNATIONAL VALUE PLUS.....  0.95%          B          $16.52          8
EQ/INTERNATIONAL VALUE PLUS.....  1.20%          B          $15.91      2,505
EQ/INTERNATIONAL VALUE PLUS.....  1.25%          B          $12.38      5,025
EQ/INTERNATIONAL VALUE PLUS.....  1.30%          B          $12.29      4,719
EQ/INTERNATIONAL VALUE PLUS.....  1.35%          B          $15.56      2,912
EQ/INTERNATIONAL VALUE PLUS.....  1.40%          B          $15.45      3,135
EQ/INTERNATIONAL VALUE PLUS.....  1.50%          B          $12.13      6,761
EQ/INTERNATIONAL VALUE PLUS.....  1.55%          B          $15.11      5,124
EQ/INTERNATIONAL VALUE PLUS.....  1.60%          B          $15.00      1,688
EQ/INTERNATIONAL VALUE PLUS.....  1.65%          B          $11.97      8,297
EQ/INTERNATIONAL VALUE PLUS.....  1.70%          B          $14.77        843
EQ/INTERNATIONAL VALUE PLUS.....  1.80%          B          $14.56         23
EQ/INTERNATIONAL VALUE PLUS.....  1.90%          B          $14.34          4

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.65%          A          $ 9.85         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          A          $10.70        189
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          A          $10.64         40
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          A          $10.62         22
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          A          $10.60         15
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.50%          B          $14.27         --
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.95%          B          $13.35          3
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.20%          B          $12.86      1,506
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.25%          B          $11.54      1,219

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                 -------- --------------- ---------- -----------
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.30%          B          $11.45      1,715
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.35%          B          $12.58      4,536
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.40%          B          $12.49      2,269
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.50%          B          $11.30      1,510
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.55%          B          $12.21      2,749
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.60%          B          $12.12      1,722
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.65%          B          $11.16      2,278
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.70%          B          $11.94        247
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.80%          B          $11.76         36
EQ/JPMORGAN VALUE OPPORTUNITIES.  1.90%          B          $11.59         11

EQ/LARGE CAP CORE PLUS..........  0.50%          B          $ 9.94         --
EQ/LARGE CAP CORE PLUS..........  0.95%          B          $ 9.37          1
EQ/LARGE CAP CORE PLUS..........  1.20%          B          $ 9.07      1,662
EQ/LARGE CAP CORE PLUS..........  1.25%          B          $11.61        761
EQ/LARGE CAP CORE PLUS..........  1.30%          B          $11.53        704
EQ/LARGE CAP CORE PLUS..........  1.35%          B          $ 8.89      1,207
EQ/LARGE CAP CORE PLUS..........  1.40%          B          $ 8.83      2,149
EQ/LARGE CAP CORE PLUS..........  1.50%          B          $11.37        996
EQ/LARGE CAP CORE PLUS..........  1.55%          B          $ 8.66      2,282
EQ/LARGE CAP CORE PLUS..........  1.60%          B          $ 8.60      2,552
EQ/LARGE CAP CORE PLUS..........  1.65%          B          $11.22      1,518
EQ/LARGE CAP CORE PLUS..........  1.70%          B          $ 8.49        284
EQ/LARGE CAP CORE PLUS..........  1.80%          B          $ 8.38         16
EQ/LARGE CAP CORE PLUS..........  1.90%          B          $ 8.27          2

EQ/LARGE CAP GROWTH INDEX.......  0.65%          A          $10.51         --
EQ/LARGE CAP GROWTH INDEX.......  1.30%          A          $12.07        164
EQ/LARGE CAP GROWTH INDEX.......  1.55%          A          $12.01         81
EQ/LARGE CAP GROWTH INDEX.......  1.65%          A          $11.98         63
EQ/LARGE CAP GROWTH INDEX.......  1.70%          A          $11.97         12
EQ/LARGE CAP GROWTH INDEX.......  0.50%          B          $ 8.55         --
EQ/LARGE CAP GROWTH INDEX.......  0.95%          B          $ 8.07         16
EQ/LARGE CAP GROWTH INDEX.......  1.20%          B          $ 7.82      2,718
EQ/LARGE CAP GROWTH INDEX.......  1.25%          B          $13.62      2,145
EQ/LARGE CAP GROWTH INDEX.......  1.30%          B          $13.54      2,019
EQ/LARGE CAP GROWTH INDEX.......  1.35%          B          $ 7.67      2,679
EQ/LARGE CAP GROWTH INDEX.......  1.40%          B          $ 7.62      4,721
EQ/LARGE CAP GROWTH INDEX.......  1.50%          B          $13.34      2,913
EQ/LARGE CAP GROWTH INDEX.......  1.55%          B          $ 7.48      7,060
EQ/LARGE CAP GROWTH INDEX.......  1.60%          B          $ 7.43      4,841
EQ/LARGE CAP GROWTH INDEX.......  1.65%          B          $13.17      4,033
EQ/LARGE CAP GROWTH INDEX.......  1.70%          B          $ 7.33        864
EQ/LARGE CAP GROWTH INDEX.......  1.80%          B          $ 7.24         94
EQ/LARGE CAP GROWTH INDEX.......  1.90%          B          $ 7.15         19

EQ/LARGE CAP GROWTH PLUS........  0.65%          A          $ 9.88         --
EQ/LARGE CAP GROWTH PLUS........  1.30%          A          $11.07         92
EQ/LARGE CAP GROWTH PLUS........  1.55%          A          $11.01         12
EQ/LARGE CAP GROWTH PLUS........  1.65%          A          $10.99         44
EQ/LARGE CAP GROWTH PLUS........  1.70%          A          $10.98         22
EQ/LARGE CAP GROWTH PLUS........  0.50%          B          $16.98         --
EQ/LARGE CAP GROWTH PLUS........  0.95%          B          $15.89         11
EQ/LARGE CAP GROWTH PLUS........  1.20%          B          $15.31      1,698

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH PLUS......  1.25%          B          $13.03      3,419
EQ/LARGE CAP GROWTH PLUS......  1.30%          B          $12.93      4,628
EQ/LARGE CAP GROWTH PLUS......  1.35%          B          $14.97      4,619
EQ/LARGE CAP GROWTH PLUS......  1.40%          B          $14.86      2,259
EQ/LARGE CAP GROWTH PLUS......  1.50%          B          $12.75      3,853
EQ/LARGE CAP GROWTH PLUS......  1.55%          B          $14.53      4,411
EQ/LARGE CAP GROWTH PLUS......  1.60%          B          $14.42      2,184
EQ/LARGE CAP GROWTH PLUS......  1.65%          B          $12.59      8,906
EQ/LARGE CAP GROWTH PLUS......  1.70%          B          $14.21      1,072
EQ/LARGE CAP GROWTH PLUS......  1.80%          B          $14.00         10
EQ/LARGE CAP GROWTH PLUS......  1.90%          B          $13.79          6

EQ/LARGE CAP VALUE INDEX......  0.65%          A          $10.32         --
EQ/LARGE CAP VALUE INDEX......  1.30%          A          $11.46         96
EQ/LARGE CAP VALUE INDEX......  1.55%          A          $11.39         26
EQ/LARGE CAP VALUE INDEX......  1.65%          A          $11.37         24
EQ/LARGE CAP VALUE INDEX......  1.70%          A          $11.36          9
EQ/LARGE CAP VALUE INDEX......  0.50%          B          $ 6.13         --
EQ/LARGE CAP VALUE INDEX......  0.95%          B          $ 5.96         --
EQ/LARGE CAP VALUE INDEX......  1.20%          B          $ 5.86      1,237
EQ/LARGE CAP VALUE INDEX......  1.25%          B          $ 5.85      5,007
EQ/LARGE CAP VALUE INDEX......  1.30%          B          $ 5.83      7,147
EQ/LARGE CAP VALUE INDEX......  1.35%          B          $ 5.89        542
EQ/LARGE CAP VALUE INDEX......  1.40%          B          $ 5.79      1,650
EQ/LARGE CAP VALUE INDEX......  1.50%          B          $ 5.75      5,955
EQ/LARGE CAP VALUE INDEX......  1.55%          B          $ 5.74      6,597
EQ/LARGE CAP VALUE INDEX......  1.60%          B          $ 5.72        636
EQ/LARGE CAP VALUE INDEX......  1.65%          B          $ 5.70     13,668
EQ/LARGE CAP VALUE INDEX......  1.70%          B          $ 5.68      1,412
EQ/LARGE CAP VALUE INDEX......  1.80%          B          $ 5.65          6
EQ/LARGE CAP VALUE INDEX......  1.90%          B          $ 5.61         --

EQ/LARGE CAP VALUE PLUS.......  0.65%          A          $ 9.79         --
EQ/LARGE CAP VALUE PLUS.......  1.30%          A          $10.72         80
EQ/LARGE CAP VALUE PLUS.......  1.55%          A          $10.66         24
EQ/LARGE CAP VALUE PLUS.......  1.65%          A          $10.64         12
EQ/LARGE CAP VALUE PLUS.......  1.70%          A          $10.63          1
EQ/LARGE CAP VALUE PLUS.......  0.50%          B          $13.18         --
EQ/LARGE CAP VALUE PLUS.......  0.95%          B          $12.37          4
EQ/LARGE CAP VALUE PLUS.......  1.20%          B          $11.94     10,066
EQ/LARGE CAP VALUE PLUS.......  1.25%          B          $10.01     12,275
EQ/LARGE CAP VALUE PLUS.......  1.30%          B          $ 9.94      4,541
EQ/LARGE CAP VALUE PLUS.......  1.35%          B          $11.68      2,804
EQ/LARGE CAP VALUE PLUS.......  1.40%          B          $11.60     15,254
EQ/LARGE CAP VALUE PLUS.......  1.50%          B          $ 9.81     18,107
EQ/LARGE CAP VALUE PLUS.......  1.55%          B          $11.36      6,058
EQ/LARGE CAP VALUE PLUS.......  1.60%          B          $11.28      7,113
EQ/LARGE CAP VALUE PLUS.......  1.65%          B          $ 9.68     12,952
EQ/LARGE CAP VALUE PLUS.......  1.70%          B          $11.12      1,875
EQ/LARGE CAP VALUE PLUS.......  1.80%          B          $10.96         75
EQ/LARGE CAP VALUE PLUS.......  1.90%          B          $10.81         16

EQ/LORD ABBETT LARGE CAP CORE.  0.50%          B          $11.61         --
EQ/LORD ABBETT LARGE CAP CORE.  0.95%          B          $11.27         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/LORD ABBETT LARGE CAP CORE.  1.20%          B          $11.08        510
EQ/LORD ABBETT LARGE CAP CORE.  1.25%          B          $11.04      1,517
EQ/LORD ABBETT LARGE CAP CORE.  1.30%          B          $11.08      3,229
EQ/LORD ABBETT LARGE CAP CORE.  1.35%          B          $10.97        291
EQ/LORD ABBETT LARGE CAP CORE.  1.40%          B          $10.93      1,150
EQ/LORD ABBETT LARGE CAP CORE.  1.50%          B          $10.86      1,964
EQ/LORD ABBETT LARGE CAP CORE.  1.55%          B          $10.82      2,347
EQ/LORD ABBETT LARGE CAP CORE.  1.60%          B          $10.78        316
EQ/LORD ABBETT LARGE CAP CORE.  1.65%          B          $10.75      4,342
EQ/LORD ABBETT LARGE CAP CORE.  1.70%          B          $10.71        517
EQ/LORD ABBETT LARGE CAP CORE.  1.80%          B          $10.64         --
EQ/LORD ABBETT LARGE CAP CORE.  1.90%          B          $10.57         --

EQ/MFS INTERNATIONAL GROWTH...  0.65%          A          $ 8.96         --
EQ/MFS INTERNATIONAL GROWTH...  1.30%          A          $10.23        210
EQ/MFS INTERNATIONAL GROWTH...  1.55%          A          $10.18         36
EQ/MFS INTERNATIONAL GROWTH...  1.65%          A          $10.15         80
EQ/MFS INTERNATIONAL GROWTH...  1.70%          A          $10.14          8
EQ/MFS INTERNATIONAL GROWTH...  0.50%          B          $13.78         --
EQ/MFS INTERNATIONAL GROWTH...  0.95%          B          $13.37         --
EQ/MFS INTERNATIONAL GROWTH...  1.20%          B          $13.15      1,001
EQ/MFS INTERNATIONAL GROWTH...  1.25%          B          $13.10      2,431
EQ/MFS INTERNATIONAL GROWTH...  1.30%          B          $ 5.80      9,720
EQ/MFS INTERNATIONAL GROWTH...  1.35%          B          $13.02        204
EQ/MFS INTERNATIONAL GROWTH...  1.40%          B          $12.97      1,804
EQ/MFS INTERNATIONAL GROWTH...  1.50%          B          $12.88      3,484
EQ/MFS INTERNATIONAL GROWTH...  1.55%          B          $12.84      4,068
EQ/MFS INTERNATIONAL GROWTH...  1.60%          B          $12.80        603
EQ/MFS INTERNATIONAL GROWTH...  1.65%          B          $12.75      6,332
EQ/MFS INTERNATIONAL GROWTH...  1.70%          B          $12.71      1,217
EQ/MFS INTERNATIONAL GROWTH...  1.80%          B          $12.62          5
EQ/MFS INTERNATIONAL GROWTH...  1.90%          B          $12.54         --

EQ/MID CAP INDEX..............  0.65%          A          $10.31         --
EQ/MID CAP INDEX..............  1.30%          A          $12.63        171
EQ/MID CAP INDEX..............  1.55%          A          $12.56         38
EQ/MID CAP INDEX..............  1.65%          A          $12.53         78
EQ/MID CAP INDEX..............  1.70%          A          $12.52         15
EQ/MID CAP INDEX..............  0.50%          B          $12.13         --
EQ/MID CAP INDEX..............  0.95%          B          $11.52         15
EQ/MID CAP INDEX..............  1.20%          B          $11.20      5,483
EQ/MID CAP INDEX..............  1.25%          B          $12.94      6,089
EQ/MID CAP INDEX..............  1.30%          B          $12.87      5,047
EQ/MID CAP INDEX..............  1.35%          B          $11.01        640
EQ/MID CAP INDEX..............  1.40%          B          $10.94      7,132
EQ/MID CAP INDEX..............  1.50%          B          $12.67      8,003
EQ/MID CAP INDEX..............  1.55%          B          $10.76      6,910
EQ/MID CAP INDEX..............  1.60%          B          $10.70      3,332
EQ/MID CAP INDEX..............  1.65%          B          $12.51      9,217
EQ/MID CAP INDEX..............  1.70%          B          $10.57      1,481
EQ/MID CAP INDEX..............  1.80%          B          $10.45         22
EQ/MID CAP INDEX..............  1.90%          B          $10.33          2

EQ/MID CAP VALUE PLUS.........  0.65%          A          $ 9.46         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/MID CAP VALUE PLUS.......  1.30%          A          $11.40         32
EQ/MID CAP VALUE PLUS.......  1.55%          A          $11.34         11
EQ/MID CAP VALUE PLUS.......  1.65%          A          $11.31         12
EQ/MID CAP VALUE PLUS.......  1.70%          A          $11.30         --
EQ/MID CAP VALUE PLUS.......  0.50%          B          $16.67         --
EQ/MID CAP VALUE PLUS.......  0.95%          B          $15.59          7
EQ/MID CAP VALUE PLUS.......  1.20%          B          $15.03      4,139
EQ/MID CAP VALUE PLUS.......  1.25%          B          $13.22      9,712
EQ/MID CAP VALUE PLUS.......  1.30%          B          $13.12      7,540
EQ/MID CAP VALUE PLUS.......  1.35%          B          $14.69        622
EQ/MID CAP VALUE PLUS.......  1.40%          B          $14.59      6,165
EQ/MID CAP VALUE PLUS.......  1.50%          B          $12.95     13,585
EQ/MID CAP VALUE PLUS.......  1.55%          B          $14.26      6,450
EQ/MID CAP VALUE PLUS.......  1.60%          B          $14.16      2,583
EQ/MID CAP VALUE PLUS.......  1.65%          B          $12.78     14,368
EQ/MID CAP VALUE PLUS.......  1.70%          B          $13.95      1,617
EQ/MID CAP VALUE PLUS.......  1.80%          B          $13.74         22
EQ/MID CAP VALUE PLUS.......  1.90%          B          $13.54          9

EQ/MONEY MARKET.............  0.65%          A          $ 9.93         24
EQ/MONEY MARKET.............  1.30%          A          $ 9.74        865
EQ/MONEY MARKET.............  1.55%          A          $ 9.68      3,216
EQ/MONEY MARKET.............  1.65%          A          $ 9.66        372
EQ/MONEY MARKET.............  1.70%          A          $ 9.65        430
EQ/MONEY MARKET.............  0.00%          B          $44.43         14
EQ/MONEY MARKET.............  0.50%          B          $38.14         --
EQ/MONEY MARKET.............  0.65%          B          $ 1.00        757
EQ/MONEY MARKET.............  0.65%          B          $ 9.93         --
EQ/MONEY MARKET.............  0.95%          B          $33.23         --
EQ/MONEY MARKET.............  1.15%          B          $10.95          2
EQ/MONEY MARKET.............  1.15%          B          $30.81         28
EQ/MONEY MARKET.............  1.15%          B          $31.24         26
EQ/MONEY MARKET.............  1.20%          B          $30.77      1,109
EQ/MONEY MARKET.............  1.25%          B          $ 1.00     43,482
EQ/MONEY MARKET.............  1.25%          B          $10.42      4,454
EQ/MONEY MARKET.............  1.30%          B          $10.26      5,651
EQ/MONEY MARKET.............  1.35%          B          $29.38      1,247
EQ/MONEY MARKET.............  1.40%          B          $28.92      2,291
EQ/MONEY MARKET.............  1.50%          B          $10.21      9,062
EQ/MONEY MARKET.............  1.55%          B          $27.61      3,062
EQ/MONEY MARKET.............  1.55%          B          $30.81        340
EQ/MONEY MARKET.............  1.60%          B          $27.19      1,664
EQ/MONEY MARKET.............  1.65%          B          $10.08     11,709
EQ/MONEY MARKET.............  1.70%          B          $26.36        623
EQ/MONEY MARKET.............  1.70%          B          $30.65         16
EQ/MONEY MARKET.............  1.80%          B          $25.56          5
EQ/MONEY MARKET.............  1.90%          B          $24.78          3

EQ/MONTAG & CALDWELL GROWTH.  0.65%          A          $10.56         --
EQ/MONTAG & CALDWELL GROWTH.  1.30%          A          $11.20        463
EQ/MONTAG & CALDWELL GROWTH.  1.55%          A          $11.14         70
EQ/MONTAG & CALDWELL GROWTH.  1.65%          A          $11.12        118
EQ/MONTAG & CALDWELL GROWTH.  1.70%          A          $11.10         14

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                  -------- --------------- ---------- -----------
EQ/MONTAG & CALDWELL GROWTH......  0.50%          B          $ 6.01         --
EQ/MONTAG & CALDWELL GROWTH......  0.95%          B          $ 5.66         --
EQ/MONTAG & CALDWELL GROWTH......  1.20%          B          $ 5.48      1,243
EQ/MONTAG & CALDWELL GROWTH......  1.25%          B          $ 5.44      3,099
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $ 2.17      9,728
EQ/MONTAG & CALDWELL GROWTH......  1.30%          B          $10.70         10
EQ/MONTAG & CALDWELL GROWTH......  1.35%          B          $ 5.37        415
EQ/MONTAG & CALDWELL GROWTH......  1.40%          B          $ 5.33      3,105
EQ/MONTAG & CALDWELL GROWTH......  1.50%          B          $ 5.26      5,002
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $ 5.23      4,755
EQ/MONTAG & CALDWELL GROWTH......  1.55%          B          $10.69          7
EQ/MONTAG & CALDWELL GROWTH......  1.60%          B          $ 5.19        880
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $ 5.16      5,784
EQ/MONTAG & CALDWELL GROWTH......  1.65%          B          $10.69          4
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $ 5.13        816
EQ/MONTAG & CALDWELL GROWTH......  1.70%          B          $10.69         --
EQ/MONTAG & CALDWELL GROWTH......  1.80%          B          $ 5.06         13
EQ/MONTAG & CALDWELL GROWTH......  1.90%          B          $ 4.99         --

EQ/MORGAN STANLEY MID CAP GROWTH.  0.65%          A          $ 9.61          1
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          A          $12.21        677
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          A          $12.14        174
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          A          $12.11        304
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          A          $12.10         26
EQ/MORGAN STANLEY MID CAP GROWTH.  0.50%          B          $16.32         --
EQ/MORGAN STANLEY MID CAP GROWTH.  0.95%          B          $15.83          7
EQ/MORGAN STANLEY MID CAP GROWTH.  1.20%          B          $15.57      1,343
EQ/MORGAN STANLEY MID CAP GROWTH.  1.25%          B          $15.51      3,877
EQ/MORGAN STANLEY MID CAP GROWTH.  1.30%          B          $15.46      5,727
EQ/MORGAN STANLEY MID CAP GROWTH.  1.35%          B          $15.41        463
EQ/MORGAN STANLEY MID CAP GROWTH.  1.40%          B          $15.36      2,592
EQ/MORGAN STANLEY MID CAP GROWTH.  1.50%          B          $15.25      5,546
EQ/MORGAN STANLEY MID CAP GROWTH.  1.55%          B          $15.20      6,242
EQ/MORGAN STANLEY MID CAP GROWTH.  1.60%          B          $15.15        562
EQ/MORGAN STANLEY MID CAP GROWTH.  1.65%          B          $15.10      9,136
EQ/MORGAN STANLEY MID CAP GROWTH.  1.70%          B          $15.05        927
EQ/MORGAN STANLEY MID CAP GROWTH.  1.80%          B          $14.95          3
EQ/MORGAN STANLEY MID CAP GROWTH.  1.90%          B          $14.85         --

EQ/MUTUAL LARGE CAP EQUITY.......  0.65%          A          $ 9.76         --
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          A          $10.72         40
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          A          $10.67          8
EQ/MUTUAL LARGE CAP EQUITY.......  1.65%          A          $10.64         27
EQ/MUTUAL LARGE CAP EQUITY.......  1.70%          A          $10.63          2
EQ/MUTUAL LARGE CAP EQUITY.......  0.50%          B          $ 8.82         --
EQ/MUTUAL LARGE CAP EQUITY.......  0.95%          B          $ 8.61          1
EQ/MUTUAL LARGE CAP EQUITY.......  1.20%          B          $ 8.49        576
EQ/MUTUAL LARGE CAP EQUITY.......  1.25%          B          $ 8.47      1,950
EQ/MUTUAL LARGE CAP EQUITY.......  1.30%          B          $ 8.45      4,725
EQ/MUTUAL LARGE CAP EQUITY.......  1.35%          B          $ 8.42        134
EQ/MUTUAL LARGE CAP EQUITY.......  1.40%          B          $ 8.40        812
EQ/MUTUAL LARGE CAP EQUITY.......  1.50%          B          $ 8.36      1,688
EQ/MUTUAL LARGE CAP EQUITY.......  1.55%          B          $ 8.33      3,064

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                   UNITS
                            CONTRACT                            OUTSTANDING
                            CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                            -------- --------------- ---------- -----------
EQ/MUTUAL LARGE CAP EQUITY.  1.60%          B          $ 8.31        286
EQ/MUTUAL LARGE CAP EQUITY.  1.65%          B          $ 8.29      8,848
EQ/MUTUAL LARGE CAP EQUITY.  1.70%          B          $ 8.27      1,002
EQ/MUTUAL LARGE CAP EQUITY.  1.80%          B          $ 8.22         --
EQ/MUTUAL LARGE CAP EQUITY.  1.90%          B          $ 8.18         --

EQ/OPPENHEIMER GLOBAL......  0.65%          A          $ 9.19         --
EQ/OPPENHEIMER GLOBAL......  1.30%          A          $10.49        410
EQ/OPPENHEIMER GLOBAL......  1.55%          A          $10.44         73
EQ/OPPENHEIMER GLOBAL......  1.65%          A          $10.42        221
EQ/OPPENHEIMER GLOBAL......  1.70%          A          $10.40         14
EQ/OPPENHEIMER GLOBAL......  0.50%          B          $ 9.91         --
EQ/OPPENHEIMER GLOBAL......  0.95%          B          $ 9.68         --
EQ/OPPENHEIMER GLOBAL......  1.20%          B          $ 9.55      1,013
EQ/OPPENHEIMER GLOBAL......  1.25%          B          $ 9.52      2,371
EQ/OPPENHEIMER GLOBAL......  1.30%          B          $ 9.50      5,123
EQ/OPPENHEIMER GLOBAL......  1.35%          B          $ 9.47        286
EQ/OPPENHEIMER GLOBAL......  1.40%          B          $ 9.45      1,975
EQ/OPPENHEIMER GLOBAL......  1.50%          B          $ 9.40      3,395
EQ/OPPENHEIMER GLOBAL......  1.55%          B          $ 9.37      4,639
EQ/OPPENHEIMER GLOBAL......  1.60%          B          $ 9.35        554
EQ/OPPENHEIMER GLOBAL......  1.65%          B          $ 9.32      8,411
EQ/OPPENHEIMER GLOBAL......  1.70%          B          $ 9.30      1,215
EQ/OPPENHEIMER GLOBAL......  1.80%          B          $ 9.25         26
EQ/OPPENHEIMER GLOBAL......  1.90%          B          $ 9.20         --

EQ/PIMCO ULTRA SHORT BOND..  0.65%          A          $ 9.92         --
EQ/PIMCO ULTRA SHORT BOND..  1.30%          A          $ 9.84        720
EQ/PIMCO ULTRA SHORT BOND..  1.55%          A          $ 9.79        179
EQ/PIMCO ULTRA SHORT BOND..  1.65%          A          $ 9.77        404
EQ/PIMCO ULTRA SHORT BOND..  1.70%          A          $ 9.76        547
EQ/PIMCO ULTRA SHORT BOND..  0.50%          B          $11.32         --
EQ/PIMCO ULTRA SHORT BOND..  0.95%          B          $10.98         --
EQ/PIMCO ULTRA SHORT BOND..  1.20%          B          $10.80      3,309
EQ/PIMCO ULTRA SHORT BOND..  1.25%          B          $10.76     11,075
EQ/PIMCO ULTRA SHORT BOND..  1.30%          B          $ 9.36     16,930
EQ/PIMCO ULTRA SHORT BOND..  1.35%          B          $10.69      1,490
EQ/PIMCO ULTRA SHORT BOND..  1.40%          B          $10.65      6,378
EQ/PIMCO ULTRA SHORT BOND..  1.50%          B          $10.58     16,504
EQ/PIMCO ULTRA SHORT BOND..  1.55%          B          $10.54     13,482
EQ/PIMCO ULTRA SHORT BOND..  1.60%          B          $10.51      3,170
EQ/PIMCO ULTRA SHORT BOND..  1.65%          B          $10.47     33,009
EQ/PIMCO ULTRA SHORT BOND..  1.70%          B          $10.44      5,586
EQ/PIMCO ULTRA SHORT BOND..  1.80%          B          $10.37         14
EQ/PIMCO ULTRA SHORT BOND..  1.90%          B          $10.30         16

EQ/QUALITY BOND PLUS.......  0.50%          B          $19.94         --
EQ/QUALITY BOND PLUS.......  0.95%          B          $18.36         --
EQ/QUALITY BOND PLUS.......  1.20%          B          $17.53      2,206
EQ/QUALITY BOND PLUS.......  1.25%          B          $11.30      4,817
EQ/QUALITY BOND PLUS.......  1.30%          B          $11.20      6,495
EQ/QUALITY BOND PLUS.......  1.35%          B          $17.05        344
EQ/QUALITY BOND PLUS.......  1.40%          B          $16.90      3,757
EQ/QUALITY BOND PLUS.......  1.50%          B          $11.07      7,597

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                               -------- --------------- ---------- -----------
EQ/QUALITY BOND PLUS..........  1.55%          B          $16.43      4,345
EQ/QUALITY BOND PLUS..........  1.60%          B          $16.28      1,226
EQ/QUALITY BOND PLUS..........  1.65%          B          $10.93      8,790
EQ/QUALITY BOND PLUS..........  1.70%          B          $15.98        816
EQ/QUALITY BOND PLUS..........  1.80%          B          $15.69          4
EQ/QUALITY BOND PLUS..........  1.90%          B          $15.40          5

EQ/SMALL COMPANY INDEX........  0.65%          A          $10.20         --
EQ/SMALL COMPANY INDEX........  1.30%          A          $12.73        154
EQ/SMALL COMPANY INDEX........  1.55%          A          $12.66         31
EQ/SMALL COMPANY INDEX........  1.65%          A          $12.63         70
EQ/SMALL COMPANY INDEX........  1.70%          A          $12.62         17
EQ/SMALL COMPANY INDEX........  0.50%          B          $17.79         --
EQ/SMALL COMPANY INDEX........  0.95%          B          $16.70          5
EQ/SMALL COMPANY INDEX........  1.20%          B          $16.11      1,831
EQ/SMALL COMPANY INDEX........  1.25%          B          $13.80      3,244
EQ/SMALL COMPANY INDEX........  1.30%          B          $13.70      4,801
EQ/SMALL COMPANY INDEX........  1.35%          B          $15.78        657
EQ/SMALL COMPANY INDEX........  1.40%          B          $15.66      2,910
EQ/SMALL COMPANY INDEX........  1.50%          B          $13.51      4,194
EQ/SMALL COMPANY INDEX........  1.55%          B          $15.33      4,203
EQ/SMALL COMPANY INDEX........  1.60%          B          $15.23      1,200
EQ/SMALL COMPANY INDEX........  1.65%          B          $13.34      6,575
EQ/SMALL COMPANY INDEX........  1.70%          B          $15.01        734
EQ/SMALL COMPANY INDEX........  1.80%          B          $14.80          5
EQ/SMALL COMPANY INDEX........  1.90%          B          $14.59          2

EQ/T. ROWE PRICE GROWTH STOCK.  0.65%          A          $ 9.96          2
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          A          $11.56        559
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          A          $11.50         96
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          A          $11.48        225
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          A          $11.46          7
EQ/T. ROWE PRICE GROWTH STOCK.  0.50%          B          $19.02         --
EQ/T. ROWE PRICE GROWTH STOCK.  0.95%          B          $17.11          1
EQ/T. ROWE PRICE GROWTH STOCK.  1.20%          B          $16.12      1,328
EQ/T. ROWE PRICE GROWTH STOCK.  1.25%          B          $15.93      2,129
EQ/T. ROWE PRICE GROWTH STOCK.  1.30%          B          $ 6.02     10,314
EQ/T. ROWE PRICE GROWTH STOCK.  1.35%          B          $15.56        385
EQ/T. ROWE PRICE GROWTH STOCK.  1.40%          B          $15.38      2,202
EQ/T. ROWE PRICE GROWTH STOCK.  1.50%          B          $15.01      3,715
EQ/T. ROWE PRICE GROWTH STOCK.  1.55%          B          $14.84      4,329
EQ/T. ROWE PRICE GROWTH STOCK.  1.60%          B          $14.66      1,076
EQ/T. ROWE PRICE GROWTH STOCK.  1.65%          B          $14.49      5,792
EQ/T. ROWE PRICE GROWTH STOCK.  1.70%          B          $14.32        571
EQ/T. ROWE PRICE GROWTH STOCK.  1.80%          B          $13.98          7
EQ/T. ROWE PRICE GROWTH STOCK.  1.90%          B          $13.65         11

EQ/TEMPLETON GLOBAL EQUITY....  0.65%          A          $ 9.14         --
EQ/TEMPLETON GLOBAL EQUITY....  1.30%          A          $ 9.86         69
EQ/TEMPLETON GLOBAL EQUITY....  1.55%          A          $ 9.81         30
EQ/TEMPLETON GLOBAL EQUITY....  1.65%          A          $ 9.79         37
EQ/TEMPLETON GLOBAL EQUITY....  1.70%          A          $ 9.78          8
EQ/TEMPLETON GLOBAL EQUITY....  0.50%          B          $ 8.18         --
EQ/TEMPLETON GLOBAL EQUITY....  0.95%          B          $ 7.99          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                    UNITS
                             CONTRACT                            OUTSTANDING
                             CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                             -------- --------------- ---------- -----------
EQ/TEMPLETON GLOBAL EQUITY..  1.20%          B          $ 7.88        434
EQ/TEMPLETON GLOBAL EQUITY..  1.25%          B          $ 7.86      1,615
EQ/TEMPLETON GLOBAL EQUITY..  1.30%          B          $ 7.84      4,890
EQ/TEMPLETON GLOBAL EQUITY..  1.35%          B          $ 7.82        158
EQ/TEMPLETON GLOBAL EQUITY..  1.40%          B          $ 7.80        711
EQ/TEMPLETON GLOBAL EQUITY..  1.50%          B          $ 7.76      1,923
EQ/TEMPLETON GLOBAL EQUITY..  1.55%          B          $ 7.73      3,403
EQ/TEMPLETON GLOBAL EQUITY..  1.60%          B          $ 7.71        394
EQ/TEMPLETON GLOBAL EQUITY..  1.65%          B          $ 7.69      7,664
EQ/TEMPLETON GLOBAL EQUITY..  1.70%          B          $ 7.67        657
EQ/TEMPLETON GLOBAL EQUITY..  1.80%          B          $ 7.63          2
EQ/TEMPLETON GLOBAL EQUITY..  1.90%          B          $ 7.59         --

EQ/UBS GROWTH & INCOME......  0.50%          B          $ 5.77         --
EQ/UBS GROWTH & INCOME......  0.95%          B          $ 5.44         --
EQ/UBS GROWTH & INCOME......  1.20%          B          $ 5.26        384
EQ/UBS GROWTH & INCOME......  1.25%          B          $ 5.22      1,683
EQ/UBS GROWTH & INCOME......  1.30%          B          $ 2.04      5,726
EQ/UBS GROWTH & INCOME......  1.35%          B          $ 5.16         77
EQ/UBS GROWTH & INCOME......  1.40%          B          $ 5.12        543
EQ/UBS GROWTH & INCOME......  1.50%          B          $ 5.05      2,959
EQ/UBS GROWTH & INCOME......  1.55%          B          $ 5.02      2,795
EQ/UBS GROWTH & INCOME......  1.60%          B          $ 4.99        207
EQ/UBS GROWTH & INCOME......  1.65%          B          $ 4.95      2,796
EQ/UBS GROWTH & INCOME......  1.70%          B          $ 4.92        186
EQ/UBS GROWTH & INCOME......  1.80%          B          $ 4.86         --
EQ/UBS GROWTH & INCOME......  1.90%          B          $ 4.79         --

EQ/VAN KAMPEN COMSTOCK......  0.65%          A          $10.08         --
EQ/VAN KAMPEN COMSTOCK......  1.30%          A          $11.29         82
EQ/VAN KAMPEN COMSTOCK......  1.55%          A          $11.23         23
EQ/VAN KAMPEN COMSTOCK......  1.65%          A          $11.20         27
EQ/VAN KAMPEN COMSTOCK......  1.70%          A          $11.19         10
EQ/VAN KAMPEN COMSTOCK......  0.50%          B          $10.52         --
EQ/VAN KAMPEN COMSTOCK......  0.95%          B          $10.20          1
EQ/VAN KAMPEN COMSTOCK......  1.20%          B          $10.03        438
EQ/VAN KAMPEN COMSTOCK......  1.25%          B          $10.00      3,403
EQ/VAN KAMPEN COMSTOCK......  1.30%          B          $ 9.96      2,990
EQ/VAN KAMPEN COMSTOCK......  1.35%          B          $ 9.93        195
EQ/VAN KAMPEN COMSTOCK......  1.40%          B          $ 9.90        884
EQ/VAN KAMPEN COMSTOCK......  1.50%          B          $ 9.83      2,948
EQ/VAN KAMPEN COMSTOCK......  1.55%          B          $ 9.80      2,264
EQ/VAN KAMPEN COMSTOCK......  1.60%          B          $ 9.76        335
EQ/VAN KAMPEN COMSTOCK......  1.65%          B          $ 9.73     10,113
EQ/VAN KAMPEN COMSTOCK......  1.70%          B          $ 9.70        581
EQ/VAN KAMPEN COMSTOCK......  1.80%          B          $ 9.63          3
EQ/VAN KAMPEN COMSTOCK......  1.90%          B          $ 9.57         --

EQ/WELLS FARGO OMEGA GROWTH.  0.50%          B          $11.63         --
EQ/WELLS FARGO OMEGA GROWTH.  0.65%          B          $ 9.92         --
EQ/WELLS FARGO OMEGA GROWTH.  0.95%          B          $10.97         14
EQ/WELLS FARGO OMEGA GROWTH.  1.20%          B          $10.61      2,717
EQ/WELLS FARGO OMEGA GROWTH.  1.25%          B          $14.23      3,664
EQ/WELLS FARGO OMEGA GROWTH.  1.30%          B          $ 8.67        520

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                 -------- --------------- ---------- -----------
EQ/WELLS FARGO OMEGA GROWTH.....................  1.30%          B          $14.13      5,493
EQ/WELLS FARGO OMEGA GROWTH.....................  1.35%          B          $10.41        454
EQ/WELLS FARGO OMEGA GROWTH.....................  1.40%          B          $10.34      3,990
EQ/WELLS FARGO OMEGA GROWTH.....................  1.50%          B          $13.93      5,190
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $ 8.65        149
EQ/WELLS FARGO OMEGA GROWTH.....................  1.55%          B          $10.13      7,538
EQ/WELLS FARGO OMEGA GROWTH.....................  1.60%          B          $10.07      1,319
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $ 8.65        180
EQ/WELLS FARGO OMEGA GROWTH.....................  1.65%          B          $13.76      7,891
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 8.64         15
EQ/WELLS FARGO OMEGA GROWTH.....................  1.70%          B          $ 9.94      1,264
EQ/WELLS FARGO OMEGA GROWTH.....................  1.80%          B          $ 9.81         --
EQ/WELLS FARGO OMEGA GROWTH.....................  1.90%          B          $ 9.68          1

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  0.65%   SERVICE CLASS 2   $ 9.41         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.30%   SERVICE CLASS 2   $10.85         37
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.55%   SERVICE CLASS 2   $10.79         10
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.65%   SERVICE CLASS 2   $10.77         24
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.  1.70%   SERVICE CLASS 2   $10.76          3

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  0.65%   SERVICE CLASS 2   $10.06          5
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.30%   SERVICE CLASS 2   $11.49      1,082
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.55%   SERVICE CLASS 2   $11.42        209
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.65%   SERVICE CLASS 2   $11.40        678
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........  1.70%   SERVICE CLASS 2   $11.39         43

FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.96         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.62         11
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.60         10
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.59         24
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.58          1

FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.93         --
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.50         38
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.48          6
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.47          4
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.47         --

FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.85         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.35         11
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.33         --
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.32          2
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.31         --

FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  0.65%   SERVICE CLASS 2   $ 9.83         --
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.30%   SERVICE CLASS 2   $ 9.28         14
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.55%   SERVICE CLASS 2   $ 9.26          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.65%   SERVICE CLASS 2   $ 9.25          2
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO..........  1.70%   SERVICE CLASS 2   $ 9.24         --

FIDELITY(R) VIP MID CAP PORTFOLIO...............  0.65%   SERVICE CLASS 2   $ 9.00          2
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.30%   SERVICE CLASS 2   $11.36        513
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.55%   SERVICE CLASS 2   $11.30        125
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.65%   SERVICE CLASS 2   $11.27        215
FIDELITY(R) VIP MID CAP PORTFOLIO...............  1.70%   SERVICE CLASS 2   $11.26         35

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO......  0.65%   SERVICE CLASS 2   $10.16         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.30%   SERVICE CLASS 2   $11.24       705
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.55%   SERVICE CLASS 2   $11.18       125
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.65%   SERVICE CLASS 2   $11.16       579
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO............  1.70%   SERVICE CLASS 2   $11.14       103

FRANKLIN INCOME SECURITIES FUND.......................  0.65%       CLASS 2       $10.29        --
FRANKLIN INCOME SECURITIES FUND.......................  1.30%       CLASS 2       $10.99       284
FRANKLIN INCOME SECURITIES FUND.......................  1.55%       CLASS 2       $10.93        54
FRANKLIN INCOME SECURITIES FUND.......................  1.65%       CLASS 2       $10.91       132
FRANKLIN INCOME SECURITIES FUND.......................  1.70%       CLASS 2       $10.90       107

FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  0.65%       CLASS 2       $10.12        --
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.30%       CLASS 2       $11.25       525
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.55%       CLASS 2       $11.19       124
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.65%       CLASS 2       $11.17       286
FRANKLIN STRATEGIC INCOME SECURITIES FUND.............  1.70%       CLASS 2       $11.15       104

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  0.65%       CLASS 2       $ 9.86        --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.30%       CLASS 2       $10.32        70
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.55%       CLASS 2       $10.27         7
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.65%       CLASS 2       $10.25        51
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND.  1.70%       CLASS 2       $10.24        13

GOLDMAN SACHS VIT MID CAP VALUE FUND..................  0.65%   SERVICE SHARES    $ 9.79        --
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.30%   SERVICE SHARES    $11.89       331
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.55%   SERVICE SHARES    $11.83        57
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.65%   SERVICE SHARES    $11.80       146
GOLDMAN SACHS VIT MID CAP VALUE FUND..................  1.70%   SERVICE SHARES    $11.79         8

INVESCO V.I. DIVIDEND GROWTH FUND.....................  0.65%      SERIES II      $10.18        --
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.30%      SERIES II      $10.50        47
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.55%      SERIES II      $10.44        29
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.65%      SERIES II      $10.42        27
INVESCO V.I. DIVIDEND GROWTH FUND.....................  1.70%      SERIES II      $10.41         7

INVESCO V.I. GLOBAL REAL ESTATE FUND..................  0.65%      SERIES II      $ 8.99         2
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.30%      SERIES II      $10.89       842
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.55%      SERIES II      $10.83       154
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.65%      SERIES II      $10.81       413
INVESCO V.I. GLOBAL REAL ESTATE FUND..................  1.70%      SERIES II      $10.80        68

INVESCO V.I. HIGH YIELD FUND..........................  0.65%      SERIES II      $ 9.99        --
INVESCO V.I. HIGH YIELD FUND..........................  1.30%      SERIES II      $ 9.69       109
INVESCO V.I. HIGH YIELD FUND..........................  1.55%      SERIES II      $ 9.67        24
INVESCO V.I. HIGH YIELD FUND..........................  1.65%      SERIES II      $ 9.66        64
INVESCO V.I. HIGH YIELD FUND..........................  1.70%      SERIES II      $ 9.66        10

INVESCO V.I. INTERNATIONAL GROWTH FUND................  0.65%      SERIES II      $ 9.19         1
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.30%      SERIES II      $10.46       554
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.55%      SERIES II      $10.40       120
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.65%      SERIES II      $10.38       211
INVESCO V.I. INTERNATIONAL GROWTH FUND................  1.70%      SERIES II      $10.37        18

INVESCO V.I. LEISURE FUND.............................  0.65%      SERIES II      $ 9.94        --
INVESCO V.I. LEISURE FUND.............................  1.30%      SERIES II      $11.71        17
INVESCO V.I. LEISURE FUND.............................  1.55%      SERIES II      $11.65         3
INVESCO V.I. LEISURE FUND.............................  1.65%      SERIES II      $11.62         6
INVESCO V.I. LEISURE FUND.............................  1.70%      SERIES II      $11.61         1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                               UNITS
                                        CONTRACT                            OUTSTANDING
                                        CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                        -------- --------------- ---------- -----------
INVESCO V.I. MID CAP CORE EQUITY FUND..  0.65%      SERIES II      $ 9.67        --
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.30%      SERIES II      $10.77       149
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.55%      SERIES II      $10.71        30
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.65%      SERIES II      $10.69        50
INVESCO V.I. MID CAP CORE EQUITY FUND..  1.70%      SERIES II      $10.67         5

INVESCO V.I. SMALL CAP EQUITY FUND.....  0.65%      SERIES II      $10.61        --
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.30%      SERIES II      $13.19        95
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.55%      SERIES II      $13.12        41
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.65%      SERIES II      $13.09        43
INVESCO V.I. SMALL CAP EQUITY FUND.....  1.70%      SERIES II      $13.08         7

IVY FUNDS VIP ASSET STRATEGY...........  0.65%    COMMON SHARES    $ 9.24        --
IVY FUNDS VIP ASSET STRATEGY...........  1.30%    COMMON SHARES    $ 9.02       362
IVY FUNDS VIP ASSET STRATEGY...........  1.55%    COMMON SHARES    $ 8.99        39
IVY FUNDS VIP ASSET STRATEGY...........  1.65%    COMMON SHARES    $ 8.99       289
IVY FUNDS VIP ASSET STRATEGY...........  1.70%    COMMON SHARES    $ 8.98        28

IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  0.65%    COMMON SHARES    $ 9.96        --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.30%    COMMON SHARES    $10.97       352
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.55%    COMMON SHARES    $10.91       140
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.65%    COMMON SHARES    $10.89       174
IVY FUNDS VIP DIVIDEND OPPORTUNITIES...  1.70%    COMMON SHARES    $10.88        30

IVY FUNDS VIP ENERGY...................  0.65%    COMMON SHARES    $10.04        --
IVY FUNDS VIP ENERGY...................  1.30%    COMMON SHARES    $11.15       448
IVY FUNDS VIP ENERGY...................  1.55%    COMMON SHARES    $11.09       133
IVY FUNDS VIP ENERGY...................  1.65%    COMMON SHARES    $11.07       169
IVY FUNDS VIP ENERGY...................  1.70%    COMMON SHARES    $11.06        21

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  0.65%    COMMON SHARES    $ 8.69         2
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.30%    COMMON SHARES    $ 9.27       463
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.55%    COMMON SHARES    $ 9.22       131
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.65%    COMMON SHARES    $ 9.20       224
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.  1.70%    COMMON SHARES    $ 9.19        32

IVY FUNDS VIP HIGH INCOME..............  0.65%    COMMON SHARES    $10.55         7
IVY FUNDS VIP HIGH INCOME..............  1.30%    COMMON SHARES    $12.13       819
IVY FUNDS VIP HIGH INCOME..............  1.55%    COMMON SHARES    $12.06       216
IVY FUNDS VIP HIGH INCOME..............  1.65%    COMMON SHARES    $12.04       722
IVY FUNDS VIP HIGH INCOME..............  1.70%    COMMON SHARES    $12.02       162

IVY FUNDS VIP MID CAP GROWTH...........  0.65%    COMMON SHARES    $10.64        --
IVY FUNDS VIP MID CAP GROWTH...........  1.30%    COMMON SHARES    $13.29       402
IVY FUNDS VIP MID CAP GROWTH...........  1.55%    COMMON SHARES    $13.22       108
IVY FUNDS VIP MID CAP GROWTH...........  1.65%    COMMON SHARES    $13.19       278
IVY FUNDS VIP MID CAP GROWTH...........  1.70%    COMMON SHARES    $13.17        28

IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  0.65%    COMMON SHARES    $ 9.65        --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.30%    COMMON SHARES    $10.99       350
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.55%    COMMON SHARES    $10.93       117
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.65%    COMMON SHARES    $10.91       130
IVY FUNDS VIP SCIENCE AND TECHNOLOGY...  1.70%    COMMON SHARES    $10.90        17

IVY FUNDS VIP SMALL CAP GROWTH.........  0.65%    COMMON SHARES    $ 9.92        --
IVY FUNDS VIP SMALL CAP GROWTH.........  1.30%    COMMON SHARES    $11.86       275
IVY FUNDS VIP SMALL CAP GROWTH.........  1.55%    COMMON SHARES    $11.79        57

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                     -------- --------------- ---------- -----------
IVY FUNDS VIP SMALL CAP GROWTH......................  1.65%   COMMON SHARES     $11.77        159
IVY FUNDS VIP SMALL CAP GROWTH......................  1.70%   COMMON SHARES     $11.76          6

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.65%   SERVICE SHARES    $ 8.09          2
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.30%   SERVICE SHARES    $10.01      1,497
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.55%   SERVICE SHARES    $ 9.95        381
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.65%   SERVICE SHARES    $ 9.93        786
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  1.70%   SERVICE SHARES    $ 9.92         70

LORD ABBETT BOND DEBENTURE PORTFOLIO................  0.65%     VC SHARES       $10.36         --
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.30%     VC SHARES       $10.06         36
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.55%     VC SHARES       $10.03         12
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.65%     VC SHARES       $10.03         31
LORD ABBETT BOND DEBENTURE PORTFOLIO................  1.70%     VC SHARES       $10.02          3

LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.30%     VC SHARES       $ 8.70         88
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.55%     VC SHARES       $ 8.68          7
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.65%     VC SHARES       $ 8.68         26
LORD ABBETT CLASSIC STOCK PORTFOLIO (VC0............  1.70%     VC SHARES       $ 8.67         --

LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  0.65%     VC SHARES       $ 9.54         --
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.30%     VC SHARES       $ 8.31         42
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.55%     VC SHARES       $ 8.30         19
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.65%     VC SHARES       $ 8.29         10
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO..........  1.70%     VC SHARES       $ 8.28          2

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.65%   SERVICE CLASS     $ 9.74         --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.30%   SERVICE CLASS     $10.50        789
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.55%   SERVICE CLASS     $10.44        207
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.65%   SERVICE CLASS     $10.42        324
MFS(R) INTERNATIONAL VALUE PORTFOLIO................  1.70%   SERVICE CLASS     $10.41         34

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.30%   SERVICE CLASS     $11.45        150
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.55%   SERVICE CLASS     $11.39         52
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.65%   SERVICE CLASS     $11.36         81
MFS(R) INVESTORS GROWTH STOCK SERIES................  1.70%   SERVICE CLASS     $11.35          3

MFS(R) INVESTORS TRUST SERIES.......................  0.65%   SERVICE CLASS     $ 9.95         --
MFS(R) INVESTORS TRUST SERIES.......................  1.30%   SERVICE CLASS     $10.87        151
MFS(R) INVESTORS TRUST SERIES.......................  1.55%   SERVICE CLASS     $10.81         32
MFS(R) INVESTORS TRUST SERIES.......................  1.65%   SERVICE CLASS     $10.79         55
MFS(R) INVESTORS TRUST SERIES.......................  1.70%   SERVICE CLASS     $10.78          5

MFS(R) TECHNOLOGY PORTFOLIO.........................  0.65%   SERVICE CLASS     $10.20         --
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.30%   SERVICE CLASS     $12.14        149
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.55%   SERVICE CLASS     $12.08         76
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.65%   SERVICE CLASS     $12.05         69
MFS(R) TECHNOLOGY PORTFOLIO.........................  1.70%   SERVICE CLASS     $12.04          3

MFS(R) UTILITIES SERIES.............................  0.65%   SERVICE CLASS     $10.72          2
MFS(R) UTILITIES SERIES.............................  1.30%   SERVICE CLASS     $12.40        256
MFS(R) UTILITIES SERIES.............................  1.55%   SERVICE CLASS     $12.34         70
MFS(R) UTILITIES SERIES.............................  1.65%   SERVICE CLASS     $12.31        135
MFS(R) UTILITIES SERIES.............................  1.70%   SERVICE CLASS     $12.30         28

MULTIMANAGER AGGRESSIVE EQUITY......................  0.50%         B           $62.56         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER AGGRESSIVE EQUITY.....  0.95%          B          $55.62         --
MULTIMANAGER AGGRESSIVE EQUITY.....  1.20%          B          $52.09        851
MULTIMANAGER AGGRESSIVE EQUITY.....  1.25%          B          $11.06      4,634
MULTIMANAGER AGGRESSIVE EQUITY.....  1.30%          B          $10.91      3,713
MULTIMANAGER AGGRESSIVE EQUITY.....  1.35%          B          $50.08        283
MULTIMANAGER AGGRESSIVE EQUITY.....  1.40%          B          $49.42      1,479
MULTIMANAGER AGGRESSIVE EQUITY.....  1.50%          B          $10.83      7,336
MULTIMANAGER AGGRESSIVE EQUITY.....  1.55%          B          $47.51        903
MULTIMANAGER AGGRESSIVE EQUITY.....  1.60%          B          $46.89        593
MULTIMANAGER AGGRESSIVE EQUITY.....  1.65%          B          $10.69      7,857
MULTIMANAGER AGGRESSIVE EQUITY.....  1.70%          B          $45.67        206
MULTIMANAGER AGGRESSIVE EQUITY.....  1.80%          B          $44.48          8
MULTIMANAGER AGGRESSIVE EQUITY.....  1.90%          B          $43.32          1

MULTIMANAGER CORE BOND.............  0.50%          B          $15.52         --
MULTIMANAGER CORE BOND.............  0.95%          B          $14.83         --
MULTIMANAGER CORE BOND.............  1.20%          B          $14.46      6,905
MULTIMANAGER CORE BOND.............  1.25%          B          $13.38      8,406
MULTIMANAGER CORE BOND.............  1.30%          B          $13.35     13,377
MULTIMANAGER CORE BOND.............  1.35%          B          $14.24        745
MULTIMANAGER CORE BOND.............  1.40%          B          $14.17     12,234
MULTIMANAGER CORE BOND.............  1.50%          B          $13.10     13,565
MULTIMANAGER CORE BOND.............  1.55%          B          $13.96     11,025
MULTIMANAGER CORE BOND.............  1.60%          B          $13.88      3,671
MULTIMANAGER CORE BOND.............  1.65%          B          $12.93     23,505
MULTIMANAGER CORE BOND.............  1.70%          B          $13.74      2,442
MULTIMANAGER CORE BOND.............  1.80%          B          $13.61         28
MULTIMANAGER CORE BOND.............  1.90%          B          $13.47          2

MULTIMANAGER INTERNATIONAL EQUITY..  0.50%          B          $11.66         --
MULTIMANAGER INTERNATIONAL EQUITY..  0.95%          B          $11.14         --
MULTIMANAGER INTERNATIONAL EQUITY..  1.20%          B          $10.86      2,038
MULTIMANAGER INTERNATIONAL EQUITY..  1.25%          B          $11.73      3,045
MULTIMANAGER INTERNATIONAL EQUITY..  1.30%          B          $11.67      3,762
MULTIMANAGER INTERNATIONAL EQUITY..  1.35%          B          $10.70        349
MULTIMANAGER INTERNATIONAL EQUITY..  1.40%          B          $10.65      3,343
MULTIMANAGER INTERNATIONAL EQUITY..  1.50%          B          $11.48      4,548
MULTIMANAGER INTERNATIONAL EQUITY..  1.55%          B          $10.49      3,858
MULTIMANAGER INTERNATIONAL EQUITY..  1.60%          B          $10.43      1,097
MULTIMANAGER INTERNATIONAL EQUITY..  1.65%          B          $11.34      7,106
MULTIMANAGER INTERNATIONAL EQUITY..  1.70%          B          $10.33        719
MULTIMANAGER INTERNATIONAL EQUITY..  1.80%          B          $10.22          7
MULTIMANAGER INTERNATIONAL EQUITY..  1.90%          B          $10.12          1

MULTIMANAGER LARGE CAP CORE EQUITY.  0.50%          B          $10.91         --
MULTIMANAGER LARGE CAP CORE EQUITY.  0.95%          B          $10.43         --
MULTIMANAGER LARGE CAP CORE EQUITY.  1.20%          B          $10.17      1,361
MULTIMANAGER LARGE CAP CORE EQUITY.  1.25%          B          $11.07        903
MULTIMANAGER LARGE CAP CORE EQUITY.  1.30%          B          $11.01        992
MULTIMANAGER LARGE CAP CORE EQUITY.  1.35%          B          $10.01        151
MULTIMANAGER LARGE CAP CORE EQUITY.  1.40%          B          $ 9.96      2,299
MULTIMANAGER LARGE CAP CORE EQUITY.  1.50%          B          $10.84      1,438
MULTIMANAGER LARGE CAP CORE EQUITY.  1.55%          B          $ 9.81      1,154
MULTIMANAGER LARGE CAP CORE EQUITY.  1.60%          B          $ 9.76        806

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                    -------- --------------- ---------- -----------
MULTIMANAGER LARGE CAP CORE EQUITY.  1.65%          B          $10.70      2,701
MULTIMANAGER LARGE CAP CORE EQUITY.  1.70%          B          $ 9.67        380
MULTIMANAGER LARGE CAP CORE EQUITY.  1.80%          B          $ 9.57          1
MULTIMANAGER LARGE CAP CORE EQUITY.  1.90%          B          $ 9.47         --

MULTIMANAGER LARGE CAP VALUE.......  0.50%          B          $12.44         --
MULTIMANAGER LARGE CAP VALUE.......  0.95%          B          $11.89         14
MULTIMANAGER LARGE CAP VALUE.......  1.20%          B          $11.59      2,549
MULTIMANAGER LARGE CAP VALUE.......  1.25%          B          $12.48      2,652
MULTIMANAGER LARGE CAP VALUE.......  1.30%          B          $12.41      2,985
MULTIMANAGER LARGE CAP VALUE.......  1.35%          B          $11.42        281
MULTIMANAGER LARGE CAP VALUE.......  1.40%          B          $11.36      4,168
MULTIMANAGER LARGE CAP VALUE.......  1.50%          B          $12.22      4,306
MULTIMANAGER LARGE CAP VALUE.......  1.55%          B          $11.19      2,766
MULTIMANAGER LARGE CAP VALUE.......  1.60%          B          $11.13      1,647
MULTIMANAGER LARGE CAP VALUE.......  1.65%          B          $12.06      5,127
MULTIMANAGER LARGE CAP VALUE.......  1.70%          B          $11.02        773
MULTIMANAGER LARGE CAP VALUE.......  1.80%          B          $10.91         21
MULTIMANAGER LARGE CAP VALUE.......  1.90%          B          $10.80          3

MULTIMANAGER MID CAP GROWTH........  0.50%          B          $11.64         --
MULTIMANAGER MID CAP GROWTH........  0.95%          B          $11.12         --
MULTIMANAGER MID CAP GROWTH........  1.20%          B          $10.85      2,966
MULTIMANAGER MID CAP GROWTH........  1.25%          B          $13.24      2,111
MULTIMANAGER MID CAP GROWTH........  1.30%          B          $13.17      2,147
MULTIMANAGER MID CAP GROWTH........  1.35%          B          $10.68        292
MULTIMANAGER MID CAP GROWTH........  1.40%          B          $10.63      4,834
MULTIMANAGER MID CAP GROWTH........  1.50%          B          $12.96      3,021
MULTIMANAGER MID CAP GROWTH........  1.55%          B          $10.47      2,342
MULTIMANAGER MID CAP GROWTH........  1.60%          B          $10.42      1,749
MULTIMANAGER MID CAP GROWTH........  1.65%          B          $12.80      4,196
MULTIMANAGER MID CAP GROWTH........  1.70%          B          $10.31        736
MULTIMANAGER MID CAP GROWTH........  1.80%          B          $10.21          6
MULTIMANAGER MID CAP GROWTH........  1.90%          B          $10.10          2

MULTIMANAGER MID CAP VALUE.........  0.50%          B          $14.20         --
MULTIMANAGER MID CAP VALUE.........  0.95%          B          $13.57         --
MULTIMANAGER MID CAP VALUE.........  1.20%          B          $13.23      2,406
MULTIMANAGER MID CAP VALUE.........  1.25%          B          $14.14      2,335
MULTIMANAGER MID CAP VALUE.........  1.30%          B          $14.07      2,972
MULTIMANAGER MID CAP VALUE.........  1.35%          B          $13.03        301
MULTIMANAGER MID CAP VALUE.........  1.40%          B          $12.96      4,173
MULTIMANAGER MID CAP VALUE.........  1.50%          B          $13.85      3,429
MULTIMANAGER MID CAP VALUE.........  1.55%          B          $12.77      2,860
MULTIMANAGER MID CAP VALUE.........  1.60%          B          $12.70      1,503
MULTIMANAGER MID CAP VALUE.........  1.65%          B          $13.67      4,856
MULTIMANAGER MID CAP VALUE.........  1.70%          B          $12.57        726
MULTIMANAGER MID CAP VALUE.........  1.80%          B          $12.45          6
MULTIMANAGER MID CAP VALUE.........  1.90%          B          $12.32          1

MULTIMANAGER MULTI-SECTOR BOND.....  0.50%          B          $36.45         --
MULTIMANAGER MULTI-SECTOR BOND.....  0.95%          B          $32.55          2
MULTIMANAGER MULTI-SECTOR BOND.....  1.20%          B          $30.55      1,900
MULTIMANAGER MULTI-SECTOR BOND.....  1.25%          B          $11.44      5,746
MULTIMANAGER MULTI-SECTOR BOND.....  1.30%          B          $11.29      3,670

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                       UNITS
                                CONTRACT                            OUTSTANDING
                                CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                -------- --------------- ---------- -----------
MULTIMANAGER MULTI-SECTOR BOND.  1.35%          B          $29.42        931
MULTIMANAGER MULTI-SECTOR BOND.  1.40%          B          $29.05      3,237
MULTIMANAGER MULTI-SECTOR BOND.  1.50%          B          $11.20      9,585
MULTIMANAGER MULTI-SECTOR BOND.  1.55%          B          $27.96      2,141
MULTIMANAGER MULTI-SECTOR BOND.  1.60%          B          $27.61      1,548
MULTIMANAGER MULTI-SECTOR BOND.  1.65%          B          $11.06      9,077
MULTIMANAGER MULTI-SECTOR BOND.  1.70%          B          $26.92        628
MULTIMANAGER MULTI-SECTOR BOND.  1.80%          B          $26.24          9
MULTIMANAGER MULTI-SECTOR BOND.  1.90%          B          $25.58         --

MULTIMANAGER SMALL CAP GROWTH..  0.50%          B          $ 7.99         --
MULTIMANAGER SMALL CAP GROWTH..  0.95%          B          $ 7.53         --
MULTIMANAGER SMALL CAP GROWTH..  1.20%          B          $ 7.28        574
MULTIMANAGER SMALL CAP GROWTH..  1.25%          B          $ 7.23      3,135
MULTIMANAGER SMALL CAP GROWTH..  1.30%          B          $ 4.14      7,121
MULTIMANAGER SMALL CAP GROWTH..  1.35%          B          $ 7.14        247
MULTIMANAGER SMALL CAP GROWTH..  1.40%          B          $ 7.09      1,141
MULTIMANAGER SMALL CAP GROWTH..  1.50%          B          $ 7.00      4,697
MULTIMANAGER SMALL CAP GROWTH..  1.55%          B          $ 6.95      4,125
MULTIMANAGER SMALL CAP GROWTH..  1.60%          B          $ 6.91        332
MULTIMANAGER SMALL CAP GROWTH..  1.65%          B          $ 6.86      6,318
MULTIMANAGER SMALL CAP GROWTH..  1.70%          B          $ 6.81        584
MULTIMANAGER SMALL CAP GROWTH..  1.80%          B          $ 6.72         --
MULTIMANAGER SMALL CAP GROWTH..  1.90%          B          $ 6.64         --

MULTIMANAGER SMALL CAP VALUE...  0.50%          B          $16.62         --
MULTIMANAGER SMALL CAP VALUE...  0.95%          B          $15.60          2
MULTIMANAGER SMALL CAP VALUE...  1.20%          B          $15.06      3,004
MULTIMANAGER SMALL CAP VALUE...  1.25%          B          $11.30      4,283
MULTIMANAGER SMALL CAP VALUE...  1.30%          B          $11.22      1,461
MULTIMANAGER SMALL CAP VALUE...  1.35%          B          $14.74      1,462
MULTIMANAGER SMALL CAP VALUE...  1.40%          B          $14.64      3,993
MULTIMANAGER SMALL CAP VALUE...  1.50%          B          $11.07      5,570
MULTIMANAGER SMALL CAP VALUE...  1.55%          B          $14.33      1,633
MULTIMANAGER SMALL CAP VALUE...  1.60%          B          $14.23      1,988
MULTIMANAGER SMALL CAP VALUE...  1.65%          B          $10.93      5,025
MULTIMANAGER SMALL CAP VALUE...  1.70%          B          $14.03        494
MULTIMANAGER SMALL CAP VALUE...  1.80%          B          $13.83         20
MULTIMANAGER SMALL CAP VALUE...  1.90%          B          $13.63          4

MULTIMANAGER TECHNOLOGY........  0.50%          B          $11.98         --
MULTIMANAGER TECHNOLOGY........  0.95%          B          $11.45         10
MULTIMANAGER TECHNOLOGY........  1.20%          B          $11.16      1,743
MULTIMANAGER TECHNOLOGY........  1.25%          B          $12.99      2,540
MULTIMANAGER TECHNOLOGY........  1.30%          B          $12.92      3,374
MULTIMANAGER TECHNOLOGY........  1.35%          B          $11.00        491
MULTIMANAGER TECHNOLOGY........  1.40%          B          $10.94      4,121
MULTIMANAGER TECHNOLOGY........  1.50%          B          $12.72      5,143
MULTIMANAGER TECHNOLOGY........  1.55%          B          $10.78      5,030
MULTIMANAGER TECHNOLOGY........  1.60%          B          $10.72      1,668
MULTIMANAGER TECHNOLOGY........  1.65%          B          $12.56      5,819
MULTIMANAGER TECHNOLOGY........  1.70%          B          $10.61        579
MULTIMANAGER TECHNOLOGY........  1.80%          B          $10.50         13
MULTIMANAGER TECHNOLOGY........  1.90%          B          $10.40         --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------

MUTUAL SHARES SECURITIES FUND.........................  0.65%       CLASS 2       $10.00         --
MUTUAL SHARES SECURITIES FUND.........................  1.30%       CLASS 2       $10.49        322
MUTUAL SHARES SECURITIES FUND.........................  1.55%       CLASS 2       $10.44         62
MUTUAL SHARES SECURITIES FUND.........................  1.65%       CLASS 2       $10.42        131
MUTUAL SHARES SECURITIES FUND.........................  1.70%       CLASS 2       $10.40         24

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  0.65%    ADVISOR CLASS    $ 9.53         --
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.30%    ADVISOR CLASS    $11.83        499
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.55%    ADVISOR CLASS    $11.77         69
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.65%    ADVISOR CLASS    $11.74        269
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................  1.70%    ADVISOR CLASS    $11.73         63

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  0.65%    ADVISOR CLASS    $10.07          1
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.30%    ADVISOR CLASS    $11.65        398
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.55%    ADVISOR CLASS    $11.59        105
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.65%    ADVISOR CLASS    $11.56        270
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND
 PORTFOLIO............................................  1.70%    ADVISOR CLASS    $11.55         61

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  0.65%    ADVISOR CLASS    $10.60          1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.30%    ADVISOR CLASS    $11.71      1,444
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.55%    ADVISOR CLASS    $11.65        242
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.65%    ADVISOR CLASS    $11.63        967
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..  1.70%    ADVISOR CLASS    $11.61        265

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  0.65%    ADVISOR CLASS    $10.01          8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.30%    ADVISOR CLASS    $10.87      2,557
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.55%    ADVISOR CLASS    $10.82        460
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.65%    ADVISOR CLASS    $10.79      1,675
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.  1.70%    ADVISOR CLASS    $10.78        477

PROFUND VP BEAR.......................................  0.65%    COMMON SHARES    $ 8.71         --
PROFUND VP BEAR.......................................  1.30%    COMMON SHARES    $ 7.05         67
PROFUND VP BEAR.......................................  1.55%    COMMON SHARES    $ 7.02         17
PROFUND VP BEAR.......................................  1.65%    COMMON SHARES    $ 7.00         32
PROFUND VP BEAR.......................................  1.70%    COMMON SHARES    $ 6.99          2

PROFUND VP BIOTECHNOLOGY..............................  0.65%    COMMON SHARES    $10.53         --
PROFUND VP BIOTECHNOLOGY..............................  1.30%    COMMON SHARES    $11.01        108
PROFUND VP BIOTECHNOLOGY..............................  1.55%    COMMON SHARES    $10.95         32
PROFUND VP BIOTECHNOLOGY..............................  1.65%    COMMON SHARES    $10.92         52
PROFUND VP BIOTECHNOLOGY..............................  1.70%    COMMON SHARES    $10.91          3

RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  0.65%    COMMON SHARES    $ 9.65         --
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.30%    COMMON SHARES    $ 9.50         19
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.55%    COMMON SHARES    $ 9.48          2
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.65%    COMMON SHARES    $ 9.47         17

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                                                              UNITS
                                                       CONTRACT                            OUTSTANDING
                                                       CHARGES*   SHARE CLASS** UNIT VALUE   (000S)
                                                       -------- --------------- ---------- -----------
RYDEX1/2SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND.  1.70%   COMMON SHARES     $ 9.47          1

RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  0.65%   COMMON SHARES     $ 9.19         --
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.30%   COMMON SHARES     $ 8.98         20
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.55%   COMMON SHARES     $ 8.96          4
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.65%   COMMON SHARES     $ 8.96         16
RYDEX1/2SGI VT MANAGED FUTURES STRATEGY FUND..........  1.70%   COMMON SHARES     $ 8.95          1

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  0.65%      CLASS II       $11.53         --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.30%      CLASS II       $13.06        242
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.55%      CLASS II       $12.99         84
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.65%      CLASS II       $12.96         88
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO...............  1.70%      CLASS II       $12.95          6

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  0.65%      CLASS 2        $ 8.29         --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.30%      CLASS 2        $ 9.93        286
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.55%      CLASS 2        $ 9.87         64
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.65%      CLASS 2        $ 9.85        123
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........  1.70%      CLASS 2        $ 9.84          5

TEMPLETON FOREIGN SECURITIES FUND.....................  0.65%      CLASS 2        $ 8.78          1
TEMPLETON FOREIGN SECURITIES FUND.....................  1.30%      CLASS 2        $ 9.51        276
TEMPLETON FOREIGN SECURITIES FUND.....................  1.55%      CLASS 2        $ 9.46         32
TEMPLETON FOREIGN SECURITIES FUND.....................  1.65%      CLASS 2        $ 9.44        144
TEMPLETON FOREIGN SECURITIES FUND.....................  1.70%      CLASS 2        $ 9.43         64

TEMPLETON GLOBAL BOND SECURITIES FUND.................  0.65%      CLASS 2        $ 9.76          4
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.30%      CLASS 2        $11.11      2,065
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.55%      CLASS 2        $11.05        431
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.65%      CLASS 2        $11.03      1,225
TEMPLETON GLOBAL BOND SECURITIES FUND.................  1.70%      CLASS 2        $11.01        221

TEMPLETON GROWTH SECURITIES FUND......................  0.65%      CLASS 2        $ 9.22         --
TEMPLETON GROWTH SECURITIES FUND......................  1.30%      CLASS 2        $ 9.46         62
TEMPLETON GROWTH SECURITIES FUND......................  1.55%      CLASS 2        $ 9.41          8
TEMPLETON GROWTH SECURITIES FUND......................  1.65%      CLASS 2        $ 9.39         25
TEMPLETON GROWTH SECURITIES FUND......................  1.70%      CLASS 2        $ 9.38          2

VAN ECK VIP GLOBAL HARD ASSETS FUND...................  0.65%   CLASS S SHARES    $ 9.16         --
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.30%   CLASS S SHARES    $10.76        873
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.55%   CLASS S SHARES    $10.70        187
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.65%   CLASS S SHARES    $10.68        391
VAN ECK VIP GLOBAL HARD ASSETS FUND...................  1.70%   CLASS S SHARES    $10.66         72

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 5 of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                    ALLIANCEBERNSTEIN
                                                                                ALLIANCEBERNSTEIN   VPS INTERNATIONAL
                                                                    ALL ASSET  VPS BALANCED WEALTH       GROWTH
                                                                   ALLOCATION* STRATEGY PORTFOLIO**    PORTFOLIO**
                                                                   ----------- -------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  67,982       $  36,297           $  79,530
  Expenses:
   Less: Asset-based charges......................................     42,104          25,686              43,095
                                                                    ---------       ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................     25,878          10,611              36,435
                                                                    ---------       ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     74,959          60,811              39,912
   Realized gain distribution from The Trusts.....................     93,773              --                  --
                                                                    ---------       ---------           ---------
  Net realized gain (loss)........................................    168,732          60,811              39,912
                                                                    ---------       ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.   (415,166)       (127,670)           (689,783)
                                                                    ---------       ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (246,434)        (66,859)           (649,871)
                                                                    ---------       ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(220,556)      $ (56,248)          $(613,436)
                                                                    =========       =========           =========

                                                                   AMERICAN CENTURY
                                                                   VP LARGE COMPANY
                                                                      VALUE FUND
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $11,736
  Expenses:
   Less: Asset-based charges......................................      10,465
                                                                       -------

NET INVESTMENT INCOME (LOSS)......................................       1,271
                                                                       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       9,333
   Realized gain distribution from The Trusts.....................          --
                                                                       -------
  Net realized gain (loss)........................................       9,333
                                                                       -------

  Change in unrealized appreciation (depreciation) of investments.      (6,119)
                                                                       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       3,214
                                                                       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 4,485
                                                                       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
** Denotes Variable Investment Options that invest in shares of AllianceBerstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AMERICAN CENTURY
                                                                   VP MID CAP VALUE AXA AGGRESSIVE AXA BALANCED  AXA CONSERVATIVE
                                                                         FUND        ALLOCATION*    STRATEGY*      ALLOCATION*
                                                                   ---------------- -------------- ------------  ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  61,911     $  36,348,102  $  9,727,193    $ 33,666,752
  Expenses:
   Less: Asset-based charges......................................       67,179        44,185,508     9,824,399      29,153,808
                                                                      ---------     -------------  ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       (5,268)       (7,837,406)      (97,206)      4,512,944
                                                                      ---------     -------------  ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       27,997      (202,449,992)    2,747,033      30,305,674
   Realized gain distribution from The Trusts.....................       91,450        70,060,454    11,142,077      39,499,723
                                                                      ---------     -------------  ------------    ------------
  Net realized gain (loss)........................................      119,447      (132,389,538)   13,889,110      69,805,397
                                                                      ---------     -------------  ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.     (220,563)     (120,967,030)  (44,102,675)    (67,785,829)
                                                                      ---------     -------------  ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (101,116)     (253,356,568)  (30,213,565)      2,019,568
                                                                      ---------     -------------  ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(106,384)    $(261,193,974) $(30,310,771)   $  6,532,512
                                                                      =========     =============  ============    ============

                                                                   AXA CONSERVATIVE
                                                                   GROWTH STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  5,434,513
  Expenses:
   Less: Asset-based charges......................................      5,280,635
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................        153,878
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,287,000
   Realized gain distribution from The Trusts.....................      6,176,398
                                                                     ------------
  Net realized gain (loss)........................................      8,463,398
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (20,308,190)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (11,844,792)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(11,690,914)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   AXA CONSERVATIVE AXA CONSERVATIVE-  AXA GROWTH
                                                                      STRATEGY*     PLUS ALLOCATION*   STRATEGY*
                                                                   ---------------- ----------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 4,071,195      $ 25,796,280    $  8,628,171
  Expenses:
   Less: Asset-based charges......................................     3,382,404        25,626,649       9,762,408
                                                                     -----------      ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       688,791           169,631      (1,134,237)
                                                                     -----------      ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,348,200       (44,172,600)      4,219,116
   Realized gain distribution from The Trusts.....................     3,446,928        39,305,304      10,746,535
                                                                     -----------      ------------    ------------
  Net realized gain (loss)........................................     4,795,128        (4,867,296)     14,965,651
                                                                     -----------      ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.    (7,823,887)      (32,019,775)    (57,312,397)
                                                                     -----------      ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (3,028,759)      (36,887,071)    (42,346,746)
                                                                     -----------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,339,968)     $(36,717,440)   $(43,480,983)
                                                                     ===========      ============    ============

                                                                    AXA MODERATE
                                                                    ALLOCATION*
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 106,775,882
  Expenses:
   Less: Asset-based charges......................................   107,688,180
                                                                   -------------

NET INVESTMENT INCOME (LOSS)......................................      (912,298)
                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (159,533,658)
   Realized gain distribution from The Trusts.....................   169,824,239
                                                                   -------------
  Net realized gain (loss)........................................    10,290,581
                                                                   -------------

  Change in unrealized appreciation (depreciation) of investments.  (282,428,494)
                                                                   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (272,137,913)
                                                                   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(273,050,211)
                                                                   =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                     AXA MODERATE   AXA MODERATE-PLUS AXA TACTICAL  AXA TACTICAL
                                                                   GROWTH STRATEGY*    ALLOCATION*    MANAGER 2000* MANAGER 400*
                                                                   ---------------- ----------------- ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  23,877,693     $ 143,471,645    $    11,717  $    16,748
  Expenses:
   Less: Asset-based charges......................................     25,929,571       157,703,677        532,586      489,036
                                                                    -------------     -------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,051,878)      (14,232,032)      (520,869)    (472,288)
                                                                    -------------     -------------    -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,300,032      (319,952,106)       250,936      327,431
   Realized gain distribution from The Trusts.....................     28,941,086       261,455,277        871,988      816,577
                                                                    -------------     -------------    -----------  -----------
  Net realized gain (loss)........................................     34,241,118       (58,496,829)     1,122,924    1,144,008
                                                                    -------------     -------------    -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   (136,025,864)     (591,443,510)    (5,274,245)  (4,474,436)
                                                                    -------------     -------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (101,784,746)     (649,940,339)    (4,151,321)  (3,330,428)
                                                                    -------------     -------------    -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(103,836,624)    $(664,172,371)   $(4,672,190) $(3,802,716)
                                                                    =============     =============    ===========  ===========

                                                                   AXA TACTICAL
                                                                   MANAGER 500*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   473,878
  Expenses:
   Less: Asset-based charges......................................   1,143,183
                                                                   -----------

NET INVESTMENT INCOME (LOSS)......................................    (669,305)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     616,378
   Realized gain distribution from The Trusts.....................   1,152,643
                                                                   -----------
  Net realized gain (loss)........................................   1,769,021
                                                                   -----------

  Change in unrealized appreciation (depreciation) of investments.  (5,874,420)
                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (4,105,399)
                                                                   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(4,774,704)
                                                                   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    AXA TACTICAL    AXA ULTRA   BLACKROCK GLOBAL BLACKROCK LARGE
                                                                      MANAGER     CONSERVATIVE  ALLOCATION V.I.  CAP GROWTH V.I.
                                                                   INTERNATIONAL* STRATEGY* (1)       FUND            FUND
                                                                   -------------- ------------- ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,148,283      $ 441       $   821,911       $  34,195
  Expenses:
   Less: Asset-based charges......................................       896,466         13           381,220          51,605
                                                                    ------------      -----       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................       251,817        428           440,691         (17,410)
                                                                    ------------      -----       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       204,596       (101)          326,724         173,446
   Realized gain distribution from The Trusts.....................       514,826         --           641,060          11,869
                                                                    ------------      -----       -----------       ---------
  Net realized gain (loss)........................................       719,422       (101)          967,784         185,315
                                                                    ------------      -----       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.   (13,913,157)       410        (2,940,562)       (303,852)
                                                                    ------------      -----       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (13,193,735)       309        (1,972,778)       (118,537)
                                                                    ------------      -----       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,941,918)     $ 737       $(1,532,087)      $(135,947)
                                                                    ============      =====       ===========       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/ALLIANCEBERNSTEIN                      EQ/AXA FRANKLIN
                                                                      DYNAMIC WEALTH    EQ/ALLIANCEBERNSTEIN SMALL CAP VALUE
                                                                     STRATEGIES* (1)     SMALL CAP GROWTH*        CORE*
                                                                   -------------------- -------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $     --           $         --      $    189,584
  Expenses:
   Less: Asset-based charges......................................         87,485              6,799,447         1,980,693
                                                                         --------           ------------      ------------

NET INVESTMENT INCOME (LOSS)......................................        (87,485)            (6,799,447)       (1,791,109)
                                                                         --------           ------------      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          2,706              7,763,007         7,683,824
   Realized gain distribution from The Trusts.....................             --             19,021,302                --
                                                                         --------           ------------      ------------
  Net realized gain (loss)........................................          2,706             26,784,309         7,683,824
                                                                         --------           ------------      ------------

  Change in unrealized appreciation (depreciation) of investments.        315,296            (31,803,951)      (21,073,127)
                                                                         --------           ------------      ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        318,002             (5,019,642)      (13,389,303)
                                                                         --------           ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $230,517           $(11,819,089)     $(15,180,412)
                                                                         ========           ============      ============

                                                                                          EQ/BOSTON
                                                                      EQ/BLACKROCK     ADVISORS EQUITY
                                                                   BASIC VALUE EQUITY*     INCOME*
                                                                   ------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 10,995,739       $ 4,087,522
  Expenses:
   Less: Asset-based charges......................................      12,688,520         3,154,582
                                                                      ------------       -----------

NET INVESTMENT INCOME (LOSS)......................................      (1,692,781)          932,940
                                                                      ------------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (10,326,397)       (3,120,323)
   Realized gain distribution from The Trusts.....................              --                --
                                                                      ------------       -----------
  Net realized gain (loss)........................................     (10,326,397)       (3,120,323)
                                                                      ------------       -----------

  Change in unrealized appreciation (depreciation) of investments.     (29,669,224)       (1,073,746)
                                                                      ------------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (39,995,621)       (4,194,069)
                                                                      ------------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(41,688,402)      $(3,261,129)
                                                                      ============       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    EQ/CALVERT   EQ/CAPITAL
                                                                     SOCIALLY     GUARDIAN   EQ/COMMON STOCK EQ/CORE BOND
                                                                   RESPONSIBLE*  RESEARCH*       INDEX*         INDEX*
                                                                   ------------ -----------  --------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   160,640  $ 6,177,742    $ 9,566,431   $ 21,547,607
  Expenses:
   Less: Asset-based charges......................................     665,170   12,664,250     11,098,640     16,571,218
                                                                   -----------  -----------    -----------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (504,530)  (6,486,508)    (1,532,209)     4,976,389
                                                                   -----------  -----------    -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------
  Net realized gain (loss)........................................  (1,773,547)   6,185,721     (4,649,482)   (16,567,702)
                                                                   -----------  -----------    -----------   ------------

  Change in unrealized appreciation (depreciation) of investments.   1,597,626   22,319,299        330,310     48,809,618
                                                                   -----------  -----------    -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (175,921)  28,505,020     (4,319,172)    32,241,916
                                                                   -----------  -----------    -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  (680,451) $22,018,512    $(5,851,381)  $ 37,218,305
                                                                   ===========  ===========    ===========   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/DAVIS NEW YORK                      EQ/EQUITY GROWTH
                                                                       VENTURE*      EQ/EQUITY 500 INDEX*      PLUS*
                                                                   ----------------- -------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  1,051,768        $17,782,006        $  3,031,275
  Expenses:
   Less: Asset-based charges......................................      5,132,787         17,847,583          17,341,731
                                                                     ------------        -----------        ------------

NET INVESTMENT INCOME (LOSS)......................................     (4,081,019)           (65,577)        (14,310,456)
                                                                     ------------        -----------        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------
  Net realized gain (loss)........................................     (6,002,278)        (2,091,154)           (463,731)
                                                                     ------------        -----------        ------------

  Change in unrealized appreciation (depreciation) of investments.    (11,388,354)         4,577,530         (70,046,530)
                                                                     ------------        -----------        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,390,632)         2,486,376         (70,510,261)
                                                                     ------------        -----------        ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(21,471,651)       $ 2,420,799        $(84,820,717)
                                                                     ============        ===========        ============

                                                                                     EQ/FRANKLIN
                                                                   EQ/FRANKLIN CORE   TEMPLETON
                                                                      BALANCED*      ALLOCATION*
                                                                   ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 18,235,475   $ 23,702,273
  Expenses:
   Less: Asset-based charges......................................      8,161,303     20,166,095
                                                                     ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     10,074,172      3,536,178
                                                                     ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------
  Net realized gain (loss)........................................    (15,041,372)   (36,044,051)
                                                                     ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.     (2,954,998)   (44,944,292)
                                                                     ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (17,996,370)   (80,988,343)
                                                                     ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (7,922,198)  $(77,452,165)
                                                                     ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND
                                                                   AND ACQUISITIONS* COMPANY VALUE*     PLUS*
                                                                   ----------------- -------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $   388,310     $    710,269   $16,872,152
  Expenses:
   Less: Asset-based charges......................................      3,025,072       12,751,838     7,480,495
                                                                      -----------     ------------   -----------

NET INVESTMENT INCOME (LOSS)......................................     (2,636,762)     (12,041,569)    9,391,657
                                                                      -----------     ------------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,474,344       42,025,565    (5,804,095)
   Realized gain distribution from The Trusts.....................      7,532,520        8,970,134     1,738,176
                                                                      -----------     ------------   -----------
  Net realized gain (loss)........................................     10,006,864       50,995,699    (4,065,919)
                                                                      -----------     ------------   -----------

  Change in unrealized appreciation (depreciation) of investments.     (8,149,018)     (83,945,249)    8,494,958
                                                                      -----------     ------------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      1,857,846      (32,949,550)    4,429,039
                                                                      -----------     ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $  (778,916)    $(44,991,119)  $13,820,696
                                                                      ===========     ============   ===========

                                                                   EQ/GLOBAL MULTI-
                                                                    SECTOR EQUITY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  17,388,820
  Expenses:
   Less: Asset-based charges......................................     15,074,981
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................      2,313,839
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (62,532,210)
   Realized gain distribution from The Trusts.....................             --
                                                                    -------------
  Net realized gain (loss)........................................    (62,532,210)
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.    (78,779,171)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (141,311,381)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(138,997,542)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/INTERMEDIATE
                                                                   GOVERNMENT BOND EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                       INDEX*         CORE PLUS*     EQUITY INDEX*
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 1,736,271    $  19,694,977     $ 17,012,312
  Expenses:
   Less: Asset-based charges......................................     5,867,231       10,749,866        9,018,641
                                                                     -----------    -------------     ------------

NET INVESTMENT INCOME (LOSS)......................................    (4,130,960)       8,945,111        7,993,671
                                                                     -----------    -------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     4,490,968      (30,871,558)     (64,998,237)
   Realized gain distribution from The Trusts.....................            --               --               --
                                                                     -----------    -------------     ------------
  Net realized gain (loss)........................................     4,490,968      (30,871,558)     (64,998,237)
                                                                     -----------    -------------     ------------

  Change in unrealized appreciation (depreciation) of investments.    14,122,971     (114,393,240)     (25,254,165)
                                                                     -----------    -------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    18,613,939     (145,264,798)     (90,252,402)
                                                                     -----------    -------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $14,482,979    $(136,319,687)    $(82,258,731)
                                                                     ===========    =============     ============

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                         ETF*         VALUE PLUS*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 105,110      $  12,875,876
  Expenses:
   Less: Asset-based charges......................................       29,542          9,820,773
                                                                      ---------      -------------

NET INVESTMENT INCOME (LOSS)......................................       75,568          3,055,103
                                                                      ---------      -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (26,226)       (42,789,971)
   Realized gain distribution from The Trusts.....................      171,292                 --
                                                                      ---------      -------------
  Net realized gain (loss)........................................      145,066        (42,789,971)
                                                                      ---------      -------------

  Change in unrealized appreciation (depreciation) of investments.     (868,083)       (78,839,087)
                                                                      ---------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (723,017)      (121,629,058)
                                                                      ---------      -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(647,449)     $(118,573,955)
                                                                      =========      =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/JPMORGAN VALUE EQ/LARGE CAP CORE EQ/LARGE CAP
                                                                    OPPORTUNITIES*         PLUS*       GROWTH INDEX*
                                                                   ----------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  2,752,926       $ 1,528,227     $ 2,967,789
  Expenses:
   Less: Asset-based charges......................................      3,843,077         2,177,768       4,966,484
                                                                     ------------       -----------     -----------

NET INVESTMENT INCOME (LOSS)......................................     (1,090,151)         (649,541)     (1,998,695)
                                                                     ------------       -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,541,764)       (3,482,796)     13,613,801
   Realized gain distribution from The Trusts.....................             --         4,508,554              --
                                                                     ------------       -----------     -----------
  Net realized gain (loss)........................................     (7,541,764)        1,025,758      13,613,801
                                                                     ------------       -----------     -----------

  Change in unrealized appreciation (depreciation) of investments.     (9,451,943)       (8,429,082)     (8,197,628)
                                                                     ------------       -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (16,993,707)       (7,403,324)      5,416,173
                                                                     ------------       -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(18,083,858)      $(8,052,865)    $ 3,417,478
                                                                     ============       ===========     ===========

                                                                   EQ/LARGE CAP
                                                                   GROWTH PLUS*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  2,180,639
  Expenses:
   Less: Asset-based charges......................................    6,376,937
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   (4,196,298)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    4,638,185
   Realized gain distribution from The Trusts.....................           --
                                                                   ------------
  Net realized gain (loss)........................................    4,638,185
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.  (29,171,977)
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (24,533,792)
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(28,730,090)
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                                  EQ/MFS
                                                                   EQ/LARGE CAP  EQ/LARGE CAP  EQ/LORD ABBETT  INTERNATIONAL
                                                                   VALUE INDEX*  VALUE PLUS*   LARGE CAP CORE*    GROWTH*
                                                                   ------------  ------------  --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  3,696,841  $ 11,944,760   $  1,353,188   $  2,373,497
  Expenses:
   Less: Asset-based charges......................................    3,093,525    15,667,458      2,909,015      5,530,338
                                                                   ------------  ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      603,316    (3,722,698)    (1,555,827)    (3,156,841)
                                                                   ------------  ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,677,009)  (65,119,242)    12,278,772      5,048,933
   Realized gain distribution from The Trusts.....................           --            --             --      9,686,224
                                                                   ------------  ------------   ------------   ------------
  Net realized gain (loss)........................................  (22,677,009)  (65,119,242)    12,278,772     14,735,157
                                                                   ------------  ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.   23,174,305     1,633,641    (31,951,329)   (57,122,173)
                                                                   ------------  ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      497,296   (63,485,601)   (19,672,557)   (42,387,016)
                                                                   ------------  ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $  1,100,612  $(67,208,299)  $(21,228,384)  $(45,543,857)
                                                                   ============  ============   ============   ============


                                                                   EQ/MID CAP INDEX*
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  4,289,788
  Expenses:
   Less: Asset-based charges......................................     10,225,398
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (5,935,610)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (26,940,767)
   Realized gain distribution from The Trusts.....................             --
                                                                     ------------
  Net realized gain (loss)........................................    (26,940,767)
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.      8,939,264
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (18,001,503)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,937,113)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   EQ/MID CAP VALUE                    EQ/MONTAG &
                                                                        PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   8,668,730     $    85,397      $   841,769
  Expenses:
   Less: Asset-based charges......................................     15,179,374       9,726,299        2,396,251
                                                                    -------------     -----------      -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,510,644)     (9,640,902)      (1,554,482)
                                                                    -------------     -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (57,064,876)         (5,664)       4,604,786
   Realized gain distribution from The Trusts.....................             --              --               --
                                                                    -------------     -----------      -----------
  Net realized gain (loss)........................................    (57,064,876)         (5,664)       4,604,786
                                                                    -------------     -----------      -----------

  Change in unrealized appreciation (depreciation) of investments.    (45,450,648)        (82,757)        (729,842)
                                                                    -------------     -----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (102,515,524)        (88,421)       3,874,944
                                                                    -------------     -----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(109,026,168)    $(9,729,323)     $ 2,320,462
                                                                    =============     ===========      ===========

                                                                      EQ/MORGAN
                                                                   STANLEY MID CAP
                                                                       GROWTH*
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $   1,594,336
  Expenses:
   Less: Asset-based charges......................................      9,495,903
                                                                    -------------

NET INVESTMENT INCOME (LOSS)......................................     (7,901,567)
                                                                    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     37,094,114
   Realized gain distribution from The Trusts.....................     44,433,000
                                                                    -------------
  Net realized gain (loss)........................................     81,527,114
                                                                    -------------

  Change in unrealized appreciation (depreciation) of investments.   (132,852,052)
                                                                    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (51,324,938)
                                                                    -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ (59,226,505)
                                                                    =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/MUTUAL LARGE EQ/OPPENHEIMER EQ/PIMCO ULTRA EQ/QUALITY BOND
                                                                     CAP EQUITY*      GLOBAL*      SHORT BOND*        PLUS*
                                                                   --------------- -------------- -------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  1,942,721    $  2,249,548   $  6,163,431   $ 12,591,434
  Expenses:
   Less: Asset-based charges......................................     3,251,983       4,295,683     18,244,721      7,945,580
                                                                    ------------    ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................    (1,309,262)     (2,046,135)   (12,081,290)     4,645,854
                                                                    ------------    ------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
   Realized gain distribution from The Trusts.....................            --              --             --             --
                                                                    ------------    ------------   ------------   ------------

  Net realized gain (loss)........................................    (9,527,288)      6,265,079    (12,969,821)   (12,266,119)
                                                                    ------------    ------------   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (1,353,986)    (37,740,991)     4,551,855      6,355,955
                                                                    ------------    ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (10,881,274)    (31,475,912)    (8,417,966)    (5,910,164)
                                                                    ------------    ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(12,190,536)   $(33,522,047)  $(20,499,256)  $ (1,264,310)
                                                                    ============    ============   ============   ============

                                                                   EQ/SMALL COMPANY
                                                                        INDEX*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,129,654
  Expenses:
   Less: Asset-based charges......................................      6,976,379
                                                                     ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,846,725)
                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (6,787,721)
   Realized gain distribution from The Trusts.....................     39,965,493
                                                                     ------------

  Net realized gain (loss)........................................     33,177,772
                                                                     ------------

  Change in unrealized appreciation (depreciation) of investments.    (54,463,263)
                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (21,285,491)
                                                                     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(25,132,216)
                                                                     ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/T. ROWE PRICE  EQ/TEMPLETON  EQ/UBS GROWTH & EQ/VAN KAMPEN
                                                                    GROWTH STOCK*   GLOBAL EQUITY*     INCOME*       COMSTOCK*
                                                                   ---------------- -------------- --------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --    $  3,355,124    $   563,466    $ 3,404,968
  Expenses:
   Less: Asset-based charges......................................      6,118,796       2,841,635      1,033,994      3,710,076
                                                                     ------------    ------------    -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (6,118,796)        513,489       (470,528)      (305,108)
                                                                     ------------    ------------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------
  Net realized gain (loss)........................................      5,162,523      (7,277,283)      (238,060)    (2,981,340)
                                                                     ------------    ------------    -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (13,360,596)    (11,497,469)    (2,235,090)    (6,069,576)
                                                                     ------------    ------------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (8,198,073)    (18,774,752)    (2,473,150)    (9,050,916)
                                                                     ------------    ------------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(14,316,869)   $(18,261,263)   $(2,943,678)   $(9,356,024)
                                                                     ============    ============    ===========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                  FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                                   EQ/WELLS FARGO    MANAGER: GROWTH     CONTRAFUND(R)
                                                                   OMEGA GROWTH*        PORTFOLIO          PORTFOLIO
                                                                   -------------- --------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $         --        $  11,862         $   188,432
  Expenses:
   Less: Asset-based charges......................................     7,144,859           12,490             273,729
                                                                    ------------        ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................    (7,144,859)            (628)            (85,297)
                                                                    ------------        ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    19,773,629           43,442             225,994
   Realized gain distribution from The Trusts.....................     8,549,967            1,720                  --
                                                                    ------------        ---------         -----------

  Net realized gain (loss)........................................    28,323,596           45,162             225,994
                                                                    ------------        ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.   (63,334,553)        (112,308)         (1,214,510)
                                                                    ------------        ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (35,010,957)         (67,146)           (988,516)
                                                                    ------------        ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(42,155,816)       $ (67,774)        $(1,073,813)
                                                                    ============        =========         ===========

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2015    FREEDOM 2020
                                                                    PORTFOLIO (1)   PORTFOLIO (1)
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  8,337        $  9,119
  Expenses:
   Less: Asset-based charges......................................       4,223           2,365
                                                                      --------        --------

NET INVESTMENT INCOME (LOSS)......................................       4,114           6,754
                                                                      --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (8,857)           (127)
   Realized gain distribution from The Trusts.....................       2,293           1,745
                                                                      --------        --------

  Net realized gain (loss)........................................      (6,564)          1,618
                                                                      --------        --------

  Change in unrealized appreciation (depreciation) of investments.     (16,617)        (21,546)
                                                                      --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (23,181)        (19,928)
                                                                      --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(19,067)       $(13,174)
                                                                      ========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    FREEDOM 2025    FREEDOM 2030   FIDELITY(R) VIP MID
                                                                    PORTFOLIO (1)   PORTFOLIO (1)     CAP PORTFOLIO
                                                                   --------------- --------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 2,224         $ 3,254         $     2,446
  Expenses:
   Less: Asset-based charges......................................         493             989             125,407
                                                                       -------         -------         -----------

NET INVESTMENT INCOME (LOSS)......................................       1,731           2,265            (122,961)
                                                                       -------         -------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (314)           (200)            155,929
   Realized gain distribution from The Trusts.....................         382             508              19,215
                                                                       -------         -------         -----------
  Net realized gain (loss)........................................          68             308             175,144
                                                                       -------         -------         -----------

  Change in unrealized appreciation (depreciation) of investments.      (3,736)         (9,714)         (1,409,604)
                                                                       -------         -------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (3,668)         (9,406)         (1,234,460)
                                                                       -------         -------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,937)        $(7,141)        $(1,357,421)
                                                                       =======         =======         ===========

                                                                   FIDELITY(R) VIP
                                                                   STRATEGIC INCOME
                                                                      PORTFOLIO
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 659,950
  Expenses:
   Less: Asset-based charges......................................      173,422
                                                                      ---------

NET INVESTMENT INCOME (LOSS)......................................      486,528
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       35,553
   Realized gain distribution from The Trusts.....................      308,126
                                                                      ---------
  Net realized gain (loss)........................................      343,679
                                                                      ---------

  Change in unrealized appreciation (depreciation) of investments.     (609,688)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (266,009)
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 220,519
                                                                      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                         FRANKLIN
                                                                                   FRANKLIN STRATEGIC  TEMPLETON VIP
                                                                   FRANKLIN INCOME INCOME SECURITIES  FOUNDING FUNDS
                                                                   SECURITIES FUND        FUND        ALLOCATION FUND
                                                                   --------------- ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 306,197        $ 482,649         $    208
  Expenses:
   Less: Asset-based charges......................................       81,966          125,331           20,996
                                                                      ---------        ---------         --------

NET INVESTMENT INCOME (LOSS)......................................      224,231          357,318          (20,788)
                                                                      ---------        ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Net realized gain (loss)........................................       23,069           12,298           22,282
                                                                      ---------        ---------         --------

  Change in unrealized appreciation (depreciation) of investments.     (324,383)        (375,251)         (46,150)
                                                                      ---------        ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (301,314)        (362,953)         (23,868)
                                                                      ---------        ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ (77,083)       $  (5,635)        $(44,656)
                                                                      =========        =========         ========

                                                                                       INVESCO V.I.
                                                                   GOLDMAN SACHS VIT  DIVIDEND GROWTH
                                                                   MID CAP VALUE FUND      FUND
                                                                   ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  36,964         $     --
  Expenses:
   Less: Asset-based charges......................................        70,387           10,444
                                                                       ---------         --------

NET INVESTMENT INCOME (LOSS)......................................       (33,423)         (10,444)
                                                                       ---------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        97,623           (7,901)
                                                                       ---------         --------

  Net realized gain (loss)........................................        97,623           (7,901)
                                                                       ---------         --------

  Change in unrealized appreciation (depreciation) of investments.      (571,636)          21,913
                                                                       ---------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (474,013)          14,012
                                                                       ---------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(507,436)        $  3,568
                                                                       =========         ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                                         INVESCO V.I.
                                                                   INVESCO V.I. GLOBAL INVESCO V.I. HIGH INTERNATIONAL
                                                                    REAL ESTATE FUND    YIELD FUND (1)    GROWTH FUND
                                                                   ------------------- ----------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   565,334         $ 10,413        $  68,025
  Expenses:
   Less: Asset-based charges......................................         170,737           10,654          102,777
                                                                       -----------         --------        ---------

NET INVESTMENT INCOME (LOSS)......................................         394,597             (241)         (34,752)
                                                                       -----------         --------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------
  Net realized gain (loss)........................................          47,979           (8,261)         154,602
                                                                       -----------         --------        ---------

  Change in unrealized appreciation (depreciation) of investments.      (1,767,798)         (19,663)        (919,864)
                                                                       -----------         --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,719,819)         (27,924)        (765,262)
                                                                       -----------         --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,325,222)        $(28,165)       $(800,014)
                                                                       ===========         ========        =========

                                                                   INVESCO V.I. LEISURE
                                                                           FUND
                                                                   --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $  1,112
  Expenses:
   Less: Asset-based charges......................................          3,557
                                                                         --------

NET INVESTMENT INCOME (LOSS)......................................         (2,445)
                                                                         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          3,549
                                                                         --------
  Net realized gain (loss)........................................          3,549
                                                                         --------

  Change in unrealized appreciation (depreciation) of investments.        (23,427)
                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (19,878)
                                                                         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(22,323)
                                                                         ========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   INVESCO V.I. MID CAP INVESCO V.I. SMALL IVY FUNDS VIP ASSET
                                                                     CORE EQUITY FUND    CAP EQUITY FUND        STRATEGY
                                                                   -------------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $   2,192           $      --           $  12,023
  Expenses:
   Less: Asset-based charges......................................         30,643              26,281              40,574
                                                                        ---------           ---------           ---------

NET INVESTMENT INCOME (LOSS)......................................        (28,451)            (26,281)            (28,551)
                                                                        ---------           ---------           ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Net realized gain (loss)........................................         29,040              37,909            (126,608)
                                                                        ---------           ---------           ---------

  Change in unrealized appreciation (depreciation) of investments.       (225,536)           (141,658)           (429,100)
                                                                        ---------           ---------           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (196,496)           (103,749)           (555,708)
                                                                        ---------           ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(224,947)          $(130,030)          $(584,259)
                                                                        =========           =========           =========

                                                                   IVY FUNDS VIP
                                                                     DIVIDEND    IVY FUNDS VIP
                                                                   OPPORTUNITIES  ENERGY (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  63,762    $        --
  Expenses:
   Less: Asset-based charges......................................      93,714         90,890
                                                                     ---------    -----------

NET INVESTMENT INCOME (LOSS)......................................     (29,952)       (90,890)
                                                                     ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     205,863        213,470
                                                                     ---------    -----------

  Net realized gain (loss)........................................     205,863        213,470
                                                                     ---------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (653,300)    (1,132,222)
                                                                     ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (447,437)      (918,752)
                                                                     ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(477,389)   $(1,009,642)
                                                                     =========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   IVY FUNDS VIP
                                                                   GLOBAL NATURAL IVY FUNDS VIP HIGH IVY FUNDS VIP MID
                                                                     RESOURCES          INCOME          CAP GROWTH
                                                                   -------------- ------------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $        --       $1,043,038         $ 255,712
  Expenses:
   Less: Asset-based charges......................................      106,349          240,989           121,078
                                                                    -----------       ----------         ---------

NET INVESTMENT INCOME (LOSS)......................................     (106,349)         802,049           134,634
                                                                    -----------       ----------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------
  Net realized gain (loss)........................................      193,686          128,351           325,380
                                                                    -----------       ----------         ---------

  Change in unrealized appreciation (depreciation) of investments.   (2,254,071)        (491,371)         (934,920)
                                                                    -----------       ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (2,060,385)        (363,020)         (609,540)
                                                                    -----------       ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(2,166,734)      $  439,029         $(474,906)
                                                                    ===========       ==========         =========

                                                                   IVY FUNDS VIP
                                                                    SCIENCE AND
                                                                    TECHNOLOGY
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 176,747
  Expenses:
   Less: Asset-based charges......................................      77,416
                                                                     ---------

NET INVESTMENT INCOME (LOSS)......................................      99,331
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     110,943
                                                                     ---------
  Net realized gain (loss)........................................     110,943
                                                                     ---------

  Change in unrealized appreciation (depreciation) of investments.    (883,390)
                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (772,447)
                                                                     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(673,116)
                                                                     =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                       LAZARD RETIREMENT LORD ABBETT BOND
                                                                   IVY FUNDS VIP SMALL EMERGING MARKETS     DEBENTURE
                                                                       CAP GROWTH      EQUITY PORTFOLIO   PORTFOLIO (1)
                                                                   ------------------- ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  42,269         $   590,251        $ 41,063
  Expenses:
   Less: Asset-based charges......................................         74,484             322,054           3,652
                                                                        ---------         -----------        --------

NET INVESTMENT INCOME (LOSS)......................................        (32,215)            268,197          37,411
                                                                        ---------         -----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        214,618             161,512            (707)
   Realized gain distribution from The Trusts.....................             --                  --           5,141
                                                                        ---------         -----------        --------

  Net realized gain (loss)........................................        214,618             161,512           4,434
                                                                        ---------         -----------        --------

  Change in unrealized appreciation (depreciation) of investments.       (982,628)         (5,462,153)        (35,129)
                                                                        ---------         -----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (768,010)         (5,300,641)        (30,695)
                                                                        ---------         -----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(800,225)        $(5,032,444)       $  6,716
                                                                        =========         ===========        ========

                                                                                  LORD ABBETT
                                                                    LORD ABBETT     GROWTH
                                                                   CLASSIC STOCK OPPORTUNITIES
                                                                   PORTFOLIO (1) PORTFOLIO (1)
                                                                   ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  7,678      $      --
  Expenses:
   Less: Asset-based charges......................................      5,890          4,031
                                                                     --------      ---------

NET INVESTMENT INCOME (LOSS)......................................      1,788         (4,031)
                                                                     --------      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (7,765)        (8,842)
   Realized gain distribution from The Trusts.....................         --        132,390
                                                                     --------      ---------

  Net realized gain (loss)........................................     (7,765)       123,548
                                                                     --------      ---------

  Change in unrealized appreciation (depreciation) of investments.    (36,546)      (181,899)
                                                                     --------      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (44,311)       (58,351)
                                                                     --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(42,523)     $ (62,382)
                                                                     ========      =========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                       MFS(R)      MFS(R) INVESTORS
                                                                    INTERNATIONAL    GROWTH STOCK   MFS(R) INVESTORS
                                                                   VALUE PORTFOLIO      SERIES        TRUST SERIES
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 125,843       $   7,018        $  17,641
  Expenses:
   Less: Asset-based charges......................................      145,706          39,618           29,743
                                                                      ---------       ---------        ---------

NET INVESTMENT INCOME (LOSS)......................................      (19,863)        (32,600)         (12,102)
                                                                      ---------       ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------
  Net realized gain (loss)........................................      114,738         177,894           36,451
                                                                      ---------       ---------        ---------

  Change in unrealized appreciation (depreciation) of investments.     (629,382)       (200,709)        (141,875)
                                                                      ---------       ---------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (514,644)        (22,815)        (105,424)
                                                                      ---------       ---------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(534,507)      $ (55,415)       $(117,526)
                                                                      =========       =========        =========

                                                                   MFS(R) TECHNOLOGY
                                                                       PORTFOLIO
                                                                   -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $      --
  Expenses:
   Less: Asset-based charges......................................        41,075
                                                                       ---------

NET INVESTMENT INCOME (LOSS)......................................       (41,075)
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       149,913
                                                                       ---------
  Net realized gain (loss)........................................       149,913
                                                                       ---------

  Change in unrealized appreciation (depreciation) of investments.      (165,255)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (15,342)
                                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ (56,417)
                                                                       =========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                   MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                                        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                                   ---------------- ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $103,094        $         18    $ 30,849,763
  Expenses:
   Less: Asset-based charges......................................       47,213           7,884,793      17,533,070
                                                                       --------        ------------    ------------

NET INVESTMENT INCOME (LOSS)......................................       55,881          (7,884,775)     13,316,693
                                                                       --------        ------------    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      101,998             565,834      15,768,005
   Realized gain distribution from The Trusts.....................           --                  --      43,917,941
                                                                       --------        ------------    ------------

  Net realized gain (loss)........................................      101,998             565,834      59,685,946
                                                                       --------        ------------    ------------

  Change in unrealized appreciation (depreciation) of investments.      (12,899)        (31,253,911)    (24,544,791)
                                                                       --------        ------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       89,099         (30,688,077)     35,141,155
                                                                       --------        ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $144,980        $(38,572,852)   $ 48,457,848
                                                                       ========        ============    ============

                                                                   MULTIMANAGER   MULTIMANAGER
                                                                   INTERNATIONAL LARGE CAP CORE
                                                                      EQUITY*       EQUITY*
                                                                   ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  6,539,492   $    437,297
  Expenses:
   Less: Asset-based charges......................................    5,948,898      2,087,697
                                                                   ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................      590,594     (1,650,400)
                                                                   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (22,647,381)      (376,630)
   Realized gain distribution from The Trusts.....................           --             --
                                                                   ------------   ------------

  Net realized gain (loss)........................................  (22,647,381)      (376,630)
                                                                   ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.  (57,874,848)   (10,729,788)
                                                                   ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (80,522,229)   (11,106,418)
                                                                   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(79,931,635)  $(12,756,818)
                                                                   ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                     MULTIMANAGER   MULTIMANAGER MID MULTIMANAGER MID
                                                                   LARGE CAP VALUE*   CAP GROWTH*       CAP VALUE*
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,563,380     $         --     $     72,463
  Expenses:
   Less: Asset-based charges......................................      5,274,738        4,950,107        5,826,643
                                                                     ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS)......................................     (1,711,358)      (4,950,107)      (5,754,180)
                                                                     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------
  Net realized gain (loss)........................................    (15,927,306)       4,265,882        4,239,303
                                                                     ------------     ------------     ------------

  Change in unrealized appreciation (depreciation) of investments.     (6,200,830)     (29,427,772)     (58,698,724)
                                                                     ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (22,128,136)     (25,161,890)     (54,459,421)
                                                                     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(23,839,494)    $(30,111,997)    $(60,213,601)
                                                                     ============     ============     ============

                                                                   MULTIMANAGER
                                                                   MULTI-SECTOR
                                                                      BOND*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $ 23,676,397
  Expenses:
   Less: Asset-based charges......................................    9,066,419
                                                                   ------------

NET INVESTMENT INCOME (LOSS)......................................   14,609,978
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (40,965,657)
                                                                   ------------
  Net realized gain (loss)........................................  (40,965,657)
                                                                   ------------

  Change in unrealized appreciation (depreciation) of investments.   48,131,497
                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    7,165,840
                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $ 21,775,818
                                                                   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011




                                                                     MULTIMANAGER      MULTIMANAGER   MULTIMANAGER
                                                                   SMALL CAP GROWTH* SMALL CAP VALUE* TECHNOLOGY*
                                                                   ----------------- ---------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $         --      $    276,596   $         --
  Expenses:
   Less: Asset-based charges......................................      3,150,088         6,037,552      6,002,375
                                                                     ------------      ------------   ------------

NET INVESTMENT INCOME (LOSS)......................................     (3,150,088)       (5,760,956)    (6,002,375)
                                                                     ------------      ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Net realized gain (loss)........................................        273,172       (17,991,023)    15,578,501
                                                                     ------------      ------------   ------------

  Change in unrealized appreciation (depreciation) of investments.    (34,258,406)      (18,742,289)   (35,513,441)
                                                                     ------------      ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (33,985,234)      (36,733,312)   (19,934,940)
                                                                     ------------      ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(37,135,322)     $(42,494,268)  $(25,937,315)
                                                                     ============      ============   ============

                                                                                       PIMCO VARIABLE
                                                                                      INSURANCE TRUST
                                                                    MUTUAL SHARES  COMMODITYREALRETURN(R)
                                                                   SECURITIES FUND   STRATEGY PORTFOLIO
                                                                   --------------- ----------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 109,338         $ 1,137,079
  Expenses:
   Less: Asset-based charges......................................       55,485             118,218
                                                                      ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................       53,853           1,018,861
                                                                      ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       14,888              90,665
                                                                      ---------         -----------

  Net realized gain (loss)........................................       14,888              90,665
                                                                      ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.     (242,829)         (2,283,978)
                                                                      ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (227,941)         (2,193,313)
                                                                      ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(174,088)        $(1,174,452)
                                                                      =========         ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                    PIMCO VARIABLE  PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST  INSURANCE TRUST INSURANCE TRUST
                                                                   EMERGING MARKETS   REAL RETURN    TOTAL RETURN
                                                                    BOND PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                                   ---------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $383,269       $  370,554      $1,014,723
  Expenses:
   Less: Asset-based charges......................................      107,486          305,314         587,117
                                                                       --------       ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................      275,783           65,240         427,606
                                                                       --------       ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       63,020          324,766         (50,926)
   Realized gain distribution from The Trusts.....................           --          904,079         778,346
                                                                       --------       ----------      ----------
  Net realized gain (loss)........................................       63,020        1,228,845         727,420
                                                                       --------       ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.      (18,207)         534,326        (527,898)
                                                                       --------       ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       44,813        1,763,171         199,522
                                                                       --------       ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $320,596       $1,828,411      $  627,128
                                                                       ========       ==========      ==========



                                                                   PROFUND VP BEAR
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --
  Expenses:
   Less: Asset-based charges......................................      10,131
                                                                      --------

NET INVESTMENT INCOME (LOSS)......................................     (10,131)
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (81,574)
   Realized gain distribution from The Trusts.....................          --
                                                                      --------
  Net realized gain (loss)........................................     (81,574)
                                                                      --------

  Change in unrealized appreciation (depreciation) of investments.       5,881
                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (75,693)
                                                                      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(85,824)
                                                                      ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                   RYDEX | SGI VT
                                                                                     ALTERNATIVE      RYDEX | SGI VT
                                                                    PROFUND VP       STRATEGIES       MANAGED FUTURES
                                                                   BIOTECHNOLOGY ALLOCATION FUND (1) STRATEGY FUND (1)
                                                                   ------------- ------------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     --         $  6,713           $     --
  Expenses:
   Less: Asset-based charges......................................     22,069            1,885              2,106
                                                                     --------         --------           --------

NET INVESTMENT INCOME (LOSS)......................................    (22,069)           4,828             (2,106)
                                                                     --------         --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Net realized gain (loss)........................................     40,406             (142)            (3,388)
                                                                     --------         --------           --------

  Change in unrealized appreciation (depreciation) of investments.     39,079          (11,766)           (17,396)
                                                                     --------         --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     79,485          (11,908)           (20,784)
                                                                     --------         --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ 57,416         $ (7,080)          $(22,890)
                                                                     ========         ========           ========

                                                                                      TEMPLETON
                                                                    T. ROWE PRICE    DEVELOPING
                                                                   HEALTH SCIENCES     MARKETS
                                                                      PORTFOLIO    SECURITIES FUND
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     --       $    43,805
  Expenses:
   Less: Asset-based charges......................................      49,901            66,223
                                                                      --------       -----------

NET INVESTMENT INCOME (LOSS)......................................     (49,901)          (22,418)
                                                                      --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     204,477           143,292
                                                                      --------       -----------

  Net realized gain (loss)........................................     204,477           143,292
                                                                      --------       -----------

  Change in unrealized appreciation (depreciation) of investments.      44,225        (1,045,502)
                                                                      --------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     248,702          (902,210)
                                                                      --------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $198,801       $  (924,628)
                                                                      ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                                     TEMPLETON GLOBAL
                                                                   TEMPLETON FOREIGN BOND SECURITIES  TEMPLETON GROWTH
                                                                    SECURITIES FUND        FUND       SECURITIES FUND
                                                                   ----------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $  77,176       $ 1,609,291       $  11,183
  Expenses:
   Less: Asset-based charges......................................        63,577           455,946          11,456
                                                                       ---------       -----------       ---------

NET INVESTMENT INCOME (LOSS)......................................        13,599         1,153,345            (273)
                                                                       ---------       -----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        66,062           122,110          22,253
   Realized gain distribution from The Trusts.....................            --           187,147              --
                                                                       ---------       -----------       ---------
  Net realized gain (loss)........................................        66,062           309,257          22,253
                                                                       ---------       -----------       ---------

  Change in unrealized appreciation (depreciation) of investments.      (818,932)       (2,909,625)       (117,532)
                                                                       ---------       -----------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (752,870)       (2,600,368)        (95,279)
                                                                       ---------       -----------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(739,271)      $(1,447,023)      $ (95,552)
                                                                       =========       ===========       =========

                                                                   VAN ECK VIP GLOBAL
                                                                    HARD ASSETS FUND
                                                                   ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $    86,128
  Expenses:
   Less: Asset-based charges......................................        192,745
                                                                      -----------

NET INVESTMENT INCOME (LOSS)......................................       (106,617)
                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        192,082
   Realized gain distribution from The Trusts.....................        103,995
                                                                      -----------
  Net realized gain (loss)........................................        296,077
                                                                      -----------

  Change in unrealized appreciation (depreciation) of investments.     (3,361,488)
                                                                      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (3,065,411)
                                                                      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(3,172,028)
                                                                      ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         ALLIANCEBERNSTEIN VPS
                                                                                                        BALANCED WEALTH STRATEGY
                                                                                 ALL ASSET ALLOCATION*        PORTFOLIO**
                                                                                ----------------------  ----------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   25,878  $   17,226  $   10,611   $   (2,202)
  Net realized gain (loss) on investments......................................    168,732      36,275      60,811        2,320
  Change in unrealized appreciation (depreciation) of investments..............   (415,166)     98,495    (127,670)      82,744
                                                                                ----------  ----------  ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (220,556)    151,996     (56,248)      82,862
                                                                                ----------  ----------  ----------   ----------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,582,818   1,556,159     896,253    1,019,897
   Transfers between funds including guaranteed interest account, net..........     (8,116)     38,996    (630,247)     919,382
   Transfers for contract benefits and terminations............................    (61,588)    (17,798)    (37,767)      (4,561)
   Contract maintenance charges................................................       (449)         --        (196)          --
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions........  2,512,665   1,577,357     228,043    1,934,718
                                                                                ----------  ----------  ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --          58          (6)          83
                                                                                ----------  ----------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,292,109   1,729,411     171,789    2,017,663
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,739,921      10,510   2,017,663           --
                                                                                ----------  ----------  ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $4,032,030  $1,739,921  $2,189,452   $2,017,663
                                                                                ==========  ==========  ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        298         176          --           --
  Redeemed.....................................................................        (83)        (26)         --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................        215         150          --           --
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --         232          189
  Redeemed.....................................................................         --          --        (207)          (5)
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          25          184
                                                                                ==========  ==========  ==========   ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --          --           --
  Redeemed.....................................................................         --          --          --           --
                                                                                ----------  ----------  ----------   ----------
  Net Increase (Decrease)......................................................         --          --          --           --
                                                                                ==========  ==========  ==========   ==========

                                                                                 ALLIANCEBERNSTEIN VPS
                                                                                 INTERNATIONAL GROWTH   AMERICAN CENTURY VP LARGE
                                                                                      PORTFOLIO**        COMPANY VALUE FUND
                                                                                ----------------------  ------------------------
                                                                                   2011        2010        2011         2010
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   36,435  $   (3,576) $    1,271    $    252
  Net realized gain (loss) on investments......................................     39,912        (755)      9,333        (490)
  Change in unrealized appreciation (depreciation) of investments..............   (689,783)    125,947      (6,119)     30,689
                                                                                ----------  ----------   ----------    --------
  Net Increase (decrease) in net assets from operations........................   (613,436)    121,616       4,485      30,451
                                                                                ----------  ----------   ----------    --------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,594,507   1,306,392     643,571     332,505
   Transfers between funds including guaranteed interest account, net..........    117,477     209,685     167,706      22,713
   Transfers for contract benefits and terminations............................    (69,051)    (17,198)    (20,504)       (570)
   Contract maintenance charges................................................       (253)         --        (121)         --
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in net assets from contractowner transactions........  2,642,680   1,498,879     790,652     354,648
                                                                                ----------  ----------   ----------    --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         88         200          24          13
                                                                                ----------  ----------   ----------    --------
INCREASE (DECREASE) IN NET ASSETS..............................................  2,029,332   1,620,695     795,161     385,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,620,695          --     385,112          --
                                                                                ----------  ----------   ----------    --------
NET ASSETS -- END OF PERIOD.................................................... $3,650,027  $1,620,695  $1,180,273    $385,112
                                                                                ==========  ==========   ==========    ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --          --          --          --
  Redeemed.....................................................................         --          --          --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS B
  Issued.......................................................................        393         146          --          --
  Redeemed.....................................................................       (144)         (2)         --          --
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................        249         144          --          --
                                                                                ==========  ==========   ==========    ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................         --          --         124          38
  Redeemed.....................................................................         --          --         (51)         (3)
                                                                                ----------  ----------   ----------    --------
  Net Increase (Decrease)......................................................         --          --          73          35
                                                                                ==========  ==========   ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
**Denotes Variable Investment Options that invest in shares of AllianceBernstein Variable Product Series Fund, Inc., an affiliate of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                AMERICAN CENTURY VP MID CAP
                                                                                      VALUE FUND
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (5,268)   $   16,016
  Net realized gain (loss) on investments......................................    119,447         4,713
  Change in unrealized appreciation (depreciation) of investments..............   (220,563)      228,547
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................   (106,384)      249,276
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,726,053     2,177,407
   Transfers between funds including guaranteed interest account, net..........    452,047       238,487
   Transfers for contract benefits and terminations............................   (114,910)      (12,519)
   Contract maintenance charges................................................       (388)           (3)
                                                                                 ----------    ----------

  Net increase (decrease) in net assets from contractowner transactions........  4,062,802     2,403,372
                                                                                 ----------    ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         65           401
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,956,483     2,653,049
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,654,000           951
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $6,610,483    $2,654,000
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --
  Redeemed.....................................................................         --            --
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................         --            --
                                                                                 ==========    ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        421           227
  Redeemed.....................................................................        (87)          (11)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        334           216
                                                                                 ==========    ==========

                                                                                  AXA AGGRESSIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (7,837,406) $    1,237,581
  Net realized gain (loss) on investments......................................   (132,389,538)   (183,275,248)
  Change in unrealized appreciation (depreciation) of investments..............   (120,967,030)    488,754,760
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (261,193,974)    306,717,093
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,519,232      57,279,993
   Transfers between funds including guaranteed interest account, net..........    (80,097,741)    (42,877,100)
   Transfers for contract benefits and terminations............................   (134,658,552)   (112,599,987)
   Contract maintenance charges................................................    (43,695,594)    (42,528,483)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (214,932,655)   (140,725,577)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000          46,647
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (476,116,629)    166,038,163
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,079,756,222   2,913,718,059
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,603,639,593  $3,079,756,222
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            762             747
  Redeemed.....................................................................           (254)            (64)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            508             683
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         78,434          24,724
  Redeemed.....................................................................        (97,194)        (38,947)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (18,760)        (14,223)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

                                                                                  AXA BALANCED STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (97,206) $  1,558,963
  Net realized gain (loss) on investments......................................   13,889,110     3,038,358
  Change in unrealized appreciation (depreciation) of investments..............  (44,102,675)   25,097,789
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,310,771)   29,695,110
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  309,450,004   286,440,355
   Transfers between funds including guaranteed interest account, net..........  101,247,087   107,637,066
   Transfers for contract benefits and terminations............................  (17,353,859)   (6,650,152)
   Contract maintenance charges................................................   (7,456,948)   (1,587,725)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  385,886,284   385,839,544
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  355,575,513   415,534,654
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,823,895    93,289,241
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $864,399,408  $508,823,895
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       63,063        35,947
  Redeemed.....................................................................      (29,176)         (987)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       33,887        34,960
                                                                                ============  ============
UNIT ACTIVITY CLASS II
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 AXA CONSERVATIVE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    4,512,944  $   11,943,707
  Net realized gain (loss) on investments......................................     69,805,397      82,637,023
  Change in unrealized appreciation (depreciation) of investments..............    (67,785,829)     19,959,612
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      6,532,512     114,540,342
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,963,360      34,502,814
   Transfers between funds including guaranteed interest account, net..........    198,639,034      97,950,678
   Transfers for contract benefits and terminations............................   (156,298,886)   (141,170,509)
   Contract maintenance charges................................................    (27,515,664)    (27,914,777)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........     36,787,844     (36,631,794)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................     43,320,356      77,908,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,971,243,303   1,893,334,755
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $2,014,563,659  $1,971,243,303
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         98,971          58,746
  Redeemed.....................................................................        (95,891)        (61,204)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          3,080          (2,458)
                                                                                ==============  ==============
UNIT ACTIVITY CLASS II
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                AXA CONSERVATIVE GROWTH STRATEGY*
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                 ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    153,878     $    732,121
  Net realized gain (loss) on investments......................................    8,463,398        2,077,241
  Change in unrealized appreciation (depreciation) of investments..............  (20,308,190)      11,327,306
                                                                                 ------------     ------------
  Net Increase (decrease) in net assets from operations........................  (11,690,914)      14,136,668
                                                                                 ------------     ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  150,007,441      164,337,470
   Transfers between funds including guaranteed interest account, net..........   51,214,344       55,232,659
   Transfers for contract benefits and terminations............................  (13,217,159)      (2,950,650)
   Contract maintenance charges................................................   (3,959,736)        (881,518)
                                                                                 ------------     ------------
  Net increase (decrease) in net assets from contractowner transactions........  184,044,890      215,737,961
                                                                                 ------------     ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --               --
                                                                                 ------------     ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  172,353,976      229,874,629
NET ASSETS -- BEGINNING OF PERIOD..............................................  283,777,531       53,902,902
                                                                                 ------------     ------------

NET ASSETS -- END OF PERIOD.................................................... $456,131,507     $283,777,531
                                                                                 ============     ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,570           20,969
  Redeemed.....................................................................      (16,066)          (1,159)
                                                                                 ------------     ------------
  Net Increase (Decrease)......................................................       16,504           19,810
                                                                                 ============     ============

                                                                                AXA CONSERVATIVE STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    688,791  $    509,538
  Net realized gain (loss) on investments......................................    4,795,128     1,497,382
  Change in unrealized appreciation (depreciation) of investments..............   (7,823,887)    3,082,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (2,339,968)    5,088,950
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   95,226,052    96,361,197
   Transfers between funds including guaranteed interest account, net..........   57,282,445    35,030,226
   Transfers for contract benefits and terminations............................   (8,768,293)   (2,613,889)
   Contract maintenance charges................................................   (2,484,384)     (583,274)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  141,255,820   128,194,260
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  138,915,852   133,283,210
NET ASSETS -- BEGINNING OF PERIOD..............................................  166,454,589    33,171,379
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $305,370,441  $166,454,589
                                                                                ============  ============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................       28,043        13,891
  Redeemed.....................................................................      (15,025)       (1,857)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       13,018        12,034
                                                                                ============  ============

                                                                                     AXA CONSERVATIVE-PLUS
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      169,631  $    8,519,169
  Net realized gain (loss) on investments......................................     (4,867,296)      3,669,876
  Change in unrealized appreciation (depreciation) of investments..............    (32,019,775)    115,049,961
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (36,717,440)    127,239,006
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     21,808,851      25,750,062
   Transfers between funds including guaranteed interest account, net..........     20,679,821      66,165,400
   Transfers for contract benefits and terminations............................   (111,163,203)   (103,642,385)
   Contract maintenance charges................................................    (22,706,778)    (22,368,763)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,381,309)    (34,095,686)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,002              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (128,088,747)     93,143,320
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,775,712,144   1,682,568,824
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,647,623,397  $1,775,712,144
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS B
  Issued.......................................................................         65,569          22,128
  Redeemed.....................................................................        (73,232)        (24,771)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (7,663)         (2,643)
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   AXA GROWTH STRATEGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,134,237) $    245,083
  Net realized gain (loss) on investments......................................   14,965,651     5,179,874
  Change in unrealized appreciation (depreciation) of investments..............  (57,312,397)   40,955,455
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (43,480,983)   46,380,412
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  188,419,136   262,893,896
   Transfers between funds including guaranteed interest account, net..........   35,713,252    80,199,789
   Transfers for contract benefits and terminations............................  (18,855,526)  (10,860,582)
   Contract maintenance charges................................................   (7,529,929)   (2,951,613)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  197,746,933   329,281,490
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  154,265,950   375,661,902
NET ASSETS -- BEGINNING OF PERIOD..............................................  571,911,092   196,249,190
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $726,177,042  $571,911,092
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       45,673        29,149
  Redeemed.....................................................................      (29,995)       (1,355)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       15,678        27,794
                                                                                ============  ============

                                                                                   AXA MODERATE ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     (912,298) $   45,939,329
  Net realized gain (loss) on investments......................................     10,290,581      26,004,908
  Change in unrealized appreciation (depreciation) of investments..............   (282,428,494)    505,050,402
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (273,050,211)    576,994,639
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     98,626,591     135,214,704
   Transfers between funds including guaranteed interest account, net..........    (44,218,143)    183,875,060
   Transfers for contract benefits and terminations............................   (460,701,810)   (419,993,785)
   Contract maintenance charges................................................    (96,642,543)    (93,873,612)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (502,935,905)   (194,777,633)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (775,976,117)    382,217,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  7,547,080,015   7,164,863,009
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $6,771,103,898  $7,547,080,015
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          2,039           1,488
  Redeemed.....................................................................           (627)           (185)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          1,412           1,303
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        160,765          28,668
  Redeemed.....................................................................       (194,975)        (43,089)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (34,210)        (14,421)
                                                                                ==============  ==============

                                                                                      AXA MODERATE GROWTH
                                                                                           STRATEGY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (2,051,878) $    3,641,728
  Net realized gain (loss) on investments......................................     34,241,118       7,394,378
  Change in unrealized appreciation (depreciation) of investments..............   (136,025,864)     72,357,490
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (103,836,624)     83,393,596
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    876,199,474     778,781,950
   Transfers between funds including guaranteed interest account, net..........    258,929,557     210,400,988
   Transfers for contract benefits and terminations............................    (36,907,165)    (14,830,252)
   Contract maintenance charges................................................    (18,675,823)     (3,285,544)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........  1,079,546,043     971,067,142
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    975,741,417   1,054,460,738
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,269,281,092     214,820,354
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $2,245,022,509  $1,269,281,092
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        161,630          89,688
  Redeemed.....................................................................        (66,797)         (1,427)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         94,833          88,261
                                                                                ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                        AXA MODERATE-PLUS
                                                                                           ALLOCATION*
                                                                                --------------------------------
                                                                                      2011             2010
                                                                                ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (14,232,032) $    20,678,827
  Net realized gain (loss) on investments......................................     (58,496,829)     (31,869,033)
  Change in unrealized appreciation (depreciation) of investments..............    (591,443,510)     996,339,245
                                                                                ---------------  ---------------
  Net Increase (decrease) in net assets from operations........................    (664,172,371)     985,149,039
                                                                                ---------------  ---------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     140,977,747      189,796,564
   Transfers between funds including guaranteed interest account, net..........    (232,647,391)      (8,733,977)
   Transfers for contract benefits and terminations............................    (561,458,487)    (507,089,356)
   Contract maintenance charges................................................    (152,491,867)    (149,144,879)
                                                                                ---------------  ---------------

  Net increase (decrease) in net assets from contractowner transactions........    (805,619,998)    (475,171,648)
                                                                                ---------------  ---------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           9,998           53,353
                                                                                ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (1,469,782,371)     510,030,744
NET ASSETS -- BEGINNING OF PERIOD..............................................  10,993,409,025   10,483,378,281
                                                                                ---------------  ---------------

NET ASSETS -- END OF PERIOD.................................................... $ 9,523,626,654  $10,993,409,025
                                                                                ===============  ===============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           2,029            1,521
  Redeemed.....................................................................            (552)            (153)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................           1,477            1,368
                                                                                ===============  ===============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         235,695           33,233
  Redeemed.....................................................................        (301,845)         (76,111)
                                                                                ---------------  ---------------
  Net Increase (Decrease)......................................................         (66,150)         (42,878)
                                                                                ===============  ===============

                                                                                AXA TACTICAL MANAGER 2000*
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (520,869)  $  (124,903)
  Net realized gain (loss) on investments......................................   1,122,924       717,005
  Change in unrealized appreciation (depreciation) of investments..............  (5,274,245)    2,895,878
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (4,672,190)    3,487,980
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  19,845,935    17,711,767
   Transfers between funds including guaranteed interest account, net..........  10,514,712     3,788,315
   Transfers for contract benefits and terminations............................    (607,144)     (133,831)
   Contract maintenance charges................................................    (368,555)       (1,717)
                                                                                -----------   -----------

  Net increase (decrease) in net assets from contractowner transactions........  29,384,948    21,364,534
                                                                                -----------   -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,001            --
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,722,759    24,852,514
NET ASSETS -- BEGINNING OF PERIOD..............................................  25,069,461       216,947
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $49,792,220   $25,069,461
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,438         1,952
  Redeemed.....................................................................      (1,035)          (54)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       2,403         1,898
                                                                                ===========   ===========

                                                                                AXA TACTICAL MANAGER 400*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (472,288) $  (118,323)
  Net realized gain (loss) on investments......................................   1,144,008      531,531
  Change in unrealized appreciation (depreciation) of investments..............  (4,474,436)   2,433,989
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (3,802,716)   2,847,197
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  18,261,240   16,285,089
   Transfers between funds including guaranteed interest account, net..........   9,018,504    3,405,657
   Transfers for contract benefits and terminations............................    (577,831)    (104,611)
   Contract maintenance charges................................................    (331,917)      (1,448)
                                                                                -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions........  26,369,996   19,584,687
                                                                                -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.      10,000           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  22,577,280   22,431,884
NET ASSETS -- BEGINNING OF PERIOD..............................................  22,646,483      214,599
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $45,223,763  $22,646,483
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       3,179        1,811
  Redeemed.....................................................................      (1,018)         (43)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,161        1,768
                                                                                ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                AXA TACTICAL MANAGER 500*
                                                                                -------------------------
                                                                                    2011          2010
                                                                                ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (669,305) $  (156,106)
  Net realized gain (loss) on investments......................................    1,769,021      893,504
  Change in unrealized appreciation (depreciation) of investments..............   (5,874,420)   4,055,677
                                                                                ------------  -----------
  Net Increase (decrease) in net assets from operations........................   (4,774,704)   4,793,075
                                                                                ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   41,660,684   36,932,071
   Transfers between funds including guaranteed interest account, net..........   19,051,029    9,647,240
   Transfers for contract benefits and terminations............................   (1,297,339)    (213,949)
   Contract maintenance charges................................................     (775,254)      (4,978)
                                                                                ------------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   58,639,120   46,360,384
                                                                                ------------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999           --
                                                                                ------------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................   53,874,415   51,153,459

NET ASSETS -- BEGINNING OF PERIOD..............................................   51,550,260      396,801
                                                                                ------------  -----------

NET ASSETS -- END OF PERIOD.................................................... $105,424,675  $51,550,260
                                                                                ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,076        4,608
  Redeemed.....................................................................       (2,811)         (91)
                                                                                ------------  -----------
  Net Increase (Decrease)......................................................        5,265        4,517
                                                                                ============  ===========

                                                                                                             AXA ULTRA
                                                                                   AXA TACTICAL MANAGER    CONSERVATIVE
                                                                                      INTERNATIONAL*       STRATEGY* (H)
                                                                                -------------------------  -------------
                                                                                    2011          2010         2011
                                                                                ------------  -----------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    251,817  $   (13,028)   $    428
  Net realized gain (loss) on investments......................................      719,422       94,043        (101)
  Change in unrealized appreciation (depreciation) of investments..............  (13,913,157)   3,313,728         410
                                                                                ------------  -----------    --------
  Net Increase (decrease) in net assets from operations........................  (12,941,918)   3,394,743         737
                                                                                ------------  -----------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   31,441,196   32,319,285          34
   Transfers between funds including guaranteed interest account, net..........   19,704,729    7,114,950          --
   Transfers for contract benefits and terminations............................   (1,085,791)    (274,668)         --
   Contract maintenance charges................................................     (655,201)      (1,497)         --
                                                                                ------------  -----------    --------
  Net increase (decrease) in net assets from contractowner transactions........   49,404,933   39,158,070          34
                                                                                ------------  -----------    --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       34,169      (24,170)    100,000
                                                                                ------------  -----------    --------

INCREASE (DECREASE) IN NET ASSETS..............................................   36,497,184   42,528,643     100,771

NET ASSETS -- BEGINNING OF PERIOD..............................................   42,744,190      215,547          --
                                                                                ------------  -----------    --------

NET ASSETS -- END OF PERIOD.................................................... $ 79,241,374  $42,744,190    $100,771
                                                                                ============  ===========    ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,514        4,218           2
  Redeemed.....................................................................       (2,373)         (93)         (2)
                                                                                ------------  -----------    --------
  Net Increase (Decrease)......................................................        5,141        4,125          --
                                                                                ============  ===========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                BLACKROCK GLOBAL ALLOCATION
                                                                                        V.I. FUND
                                                                                --------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   440,691   $    72,117
  Net realized gain (loss) on investments......................................     967,784        96,644
  Change in unrealized appreciation (depreciation) of investments..............  (2,940,562)    1,231,110
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (1,532,087)    1,399,871
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,500,152    16,983,431
   Transfers between funds including guaranteed interest account, net..........     704,480     1,463,147
   Transfers for contract benefits and terminations............................    (647,292)     (428,281)
   Contract maintenance charges................................................      (4,376)           (3)
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  11,552,964    18,018,294
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          (4)        1,476
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,020,873    19,419,641

NET ASSETS -- BEGINNING OF PERIOD..............................................  20,063,449       643,808
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $30,084,322   $20,063,449
                                                                                ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................       2,048         1,964
  Redeemed.....................................................................        (988)         (196)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,060         1,768
                                                                                ===========   ===========

                                                                                                           EQ/ALLIANCEBERNSTEIN
                                                                                BLACKROCK LARGE CAP GROWTH    DYNAMIC WEALTH
                                                                                       V.I. FUND             STRATEGIES* (D)
                                                                                -------------------------  --------------------
                                                                                   2011          2010              2011
                                                                                 ----------   ----------   --------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (17,410)   $   (2,258)      $   (87,485)
  Net realized gain (loss) on investments......................................    185,315           803             2,706
  Change in unrealized appreciation (depreciation) of investments..............   (303,852)      174,217           315,296
                                                                                 ----------   ----------       -----------
  Net Increase (decrease) in net assets from operations........................   (135,947)      172,762           230,517
                                                                                 ----------   ----------       -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,608,022     1,392,473        44,391,074
   Transfers between funds including guaranteed interest account, net..........    806,438       292,652        11,502,988
   Transfers for contract benefits and terminations............................    (81,958)      (12,286)          (28,188)
   Contract maintenance charges................................................       (392)           --            (2,518)
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in net assets from contractowner transactions........  3,332,110     1,672,839        55,863,356
                                                                                 ----------   ----------       -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            --        10,000,000
                                                                                 ----------   ----------       -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,196,163     1,845,601        66,093,873

NET ASSETS -- BEGINNING OF PERIOD..............................................  1,845,601            --                --
                                                                                 ----------   ----------       -----------

NET ASSETS -- END OF PERIOD.................................................... $5,041,764    $1,845,601       $66,093,873
                                                                                 ==========   ==========       ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --            --             5,981
  Redeemed.....................................................................         --            --               (35)
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................         --            --             5,946
                                                                                 ==========   ==========       ===========
UNIT ACTIVITY CLASS III
  Issued.......................................................................        481           170                --
  Redeemed.....................................................................       (210)          (12)               --
                                                                                 ----------   ----------       -----------
  Net Increase (Decrease)......................................................        271           158                --
                                                                                 ==========   ==========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                EQ/ALLIANCEBERNSTEIN SMALL
                                                                                        CAP GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,799,447) $ (5,401,799)
  Net realized gain (loss) on investments......................................   26,784,309   (10,937,416)
  Change in unrealized appreciation (depreciation) of investments..............  (31,803,951)  121,150,323
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (11,819,089)  104,811,108
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,563,514     8,745,606
   Transfers between funds including guaranteed interest account, net..........    9,512,745    34,772,189
   Transfers for contract benefits and terminations............................  (31,701,606)  (21,517,303)
   Contract maintenance charges................................................   (5,886,946)   (4,570,443)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,512,293)   17,430,049
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,409        20,590
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (28,310,973)  122,261,747

NET ASSETS -- BEGINNING OF PERIOD..............................................  464,414,971   342,153,224
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $436,103,998  $464,414,971
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          266           202
  Redeemed.....................................................................         (176)          (34)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           90           168
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       16,215         5,853
  Redeemed.....................................................................      (17,288)       (4,953)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,073)          900
                                                                                ============  ============

                                                                                 EQ/AXA FRANKLIN SMALL CAP
                                                                                        VALUE CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,791,109) $ (1,437,540)
  Net realized gain (loss) on investments......................................    7,683,824     2,335,672
  Change in unrealized appreciation (depreciation) of investments..............  (21,073,127)   22,255,032
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (15,180,412)   23,153,164
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,018,166     7,605,922
   Transfers between funds including guaranteed interest account, net..........    7,678,227     7,982,897
   Transfers for contract benefits and terminations............................   (6,850,645)   (4,321,503)
   Contract maintenance charges................................................   (2,020,057)   (1,686,092)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,825,691     9,581,224
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (9,344,720)   32,734,388

NET ASSETS -- BEGINNING OF PERIOD..............................................  134,741,569   102,007,181
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $125,396,849  $134,741,569
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          192           121
  Redeemed.....................................................................         (131)          (12)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           61           109
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,970         4,561
  Redeemed.....................................................................       (8,439)       (3,705)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          531           856
                                                                                ============  ============

                                                                                 EQ/BLACKROCK BASIC VALUE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,692,781) $ (1,238,006)
  Net realized gain (loss) on investments......................................  (10,326,397)  (24,211,249)
  Change in unrealized appreciation (depreciation) of investments..............  (29,669,224)  107,145,393
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (41,688,402)   81,696,138
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   36,075,898    37,720,972
   Transfers between funds including guaranteed interest account, net..........   59,763,482    46,309,976
   Transfers for contract benefits and terminations............................  (51,303,512)  (40,757,628)
   Contract maintenance charges................................................  (11,132,799)   (9,928,004)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   33,403,069    33,345,316
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            16
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,275,332)  115,041,470

NET ASSETS -- BEGINNING OF PERIOD..............................................  860,552,937   745,511,467
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $852,277,605  $860,552,937
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        1,565         1,091
  Redeemed.....................................................................         (293)          (21)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,272         1,070
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       33,238         9,124
  Redeemed.....................................................................      (31,667)       (6,912)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,571         2,212
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQ/BOSTON ADVISORS EQUITY
                                                                                          INCOME*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    932,940  $  1,884,905
  Net realized gain (loss) on investments......................................   (3,120,323)  (13,445,593)
  Change in unrealized appreciation (depreciation) of investments..............   (1,073,746)   37,462,138
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (3,261,129)   25,901,450
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,389,298     9,028,539
   Transfers between funds including guaranteed interest account, net..........   10,537,773    10,108,616
   Transfers for contract benefits and terminations............................  (11,599,847)   (9,191,527)
   Contract maintenance charges................................................   (2,975,286)   (2,552,463)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    3,351,938     7,393,165
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,999            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................      100,808    33,294,615
NET ASSETS -- BEGINNING OF PERIOD..............................................  215,429,676   182,135,061
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $215,530,484  $215,429,676
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          209            86
  Redeemed.....................................................................          (65)           (9)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          144            77
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,266        10,933
  Redeemed.....................................................................      (30,975)       (8,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,291         2,285
                                                                                ============  ============

                                                                                   EQ/CALVERT SOCIALLY
                                                                                      RESPONSIBLE*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (504,530) $  (632,416)
  Net realized gain (loss) on investments......................................  (1,773,547)  (2,591,833)
  Change in unrealized appreciation (depreciation) of investments..............   1,597,626    7,974,772
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................    (680,451)   4,750,523
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     589,147      766,100
   Transfers between funds including guaranteed interest account, net..........  (1,016,516)  (1,524,027)
   Transfers for contract benefits and terminations............................  (2,835,178)  (2,149,040)
   Contract maintenance charges................................................    (621,741)    (616,504)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  (3,884,288)  (3,523,471)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  (4,564,739)   1,227,052
NET ASSETS -- BEGINNING OF PERIOD..............................................  46,907,835   45,680,783
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $42,343,096  $46,907,835
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.......................................................................       2,035          807
  Redeemed.....................................................................      (2,455)      (1,240)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................        (420)        (433)
                                                                                ===========  ===========

                                                                                    EQ/CAPITAL GUARDIAN
                                                                                         RESEARCH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,486,508) $ (6,039,987)
  Net realized gain (loss) on investments......................................    6,185,721    (9,628,458)
  Change in unrealized appreciation (depreciation) of investments..............   22,319,299   129,006,990
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   22,018,512   113,338,545
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    9,206,535    10,972,286
   Transfers between funds including guaranteed interest account, net..........  (21,779,441)  (32,703,851)
   Transfers for contract benefits and terminations............................  (67,411,532)  (58,486,215)
   Contract maintenance charges................................................  (10,363,376)  (10,117,724)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (90,347,814)  (90,335,504)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (68,329,302)   23,003,041
NET ASSETS -- BEGINNING OF PERIOD..............................................  905,290,541   882,287,500
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $836,961,239  $905,290,541
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           83            55
  Redeemed.....................................................................          (43)           (5)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           40            50
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,796         1,521
  Redeemed.....................................................................      (20,466)      (10,327)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (7,670)       (8,806)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                       EQ/COMMON STOCK INDEX*          EQ/CORE BOND INDEX*       EQ/DAVIS NEW YORK VENTURE*
                                     --------------------------  ------------------------------  --------------------------
                                         2011          2010           2011            2010           2011          2010
                                     ------------  ------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)....... $ (1,532,209) $ (1,433,395) $    4,976,389  $    8,448,026  $ (4,081,019) $ (2,337,987)
 Net realized gain (loss) on
   investments......................   (4,649,482)  (23,550,500)    (16,567,702)    (27,611,329)   (6,002,278)  (14,273,215)
 Change in unrealized appreciation
   (depreciation) of investments....      330,310   126,777,315      48,809,618      62,747,112   (11,388,354)   49,500,530
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (decrease) in net
   assets from operations...........   (5,851,381)  101,793,420      37,218,305      43,583,809   (21,471,651)   32,889,328
                                     ------------  ------------  --------------  --------------  ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from
    contractowners..................   12,712,181    15,442,258     111,986,676     112,195,063     9,928,339    10,689,753
   Transfers between funds
    including guaranteed interest
    account, net....................  (27,396,652)  (31,908,979)     (5,465,627)     19,349,652   (14,917,999)   (2,032,940)
   Transfers for contract benefits
    and terminations................  (55,053,208)  (47,102,983)    (76,852,744)    (74,192,447)  (15,860,219)  (14,213,298)
   Contract maintenance charges.....   (9,569,822)   (9,488,582)    (13,365,088)    (12,009,051)   (5,059,064)   (5,004,651)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in net
   assets from contractowner
   transactions.....................  (79,307,501)  (73,058,286)     16,303,217      45,343,217   (25,908,943)  (10,561,136)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net increase (decrease) in amount
   retained by AXA in Separate
   Account No. 49...................       36,205        39,999           9,998           3,576        10,000             1
                                     ------------  ------------  --------------  --------------  ------------  ------------

INCREASE (DECREASE) IN NET ASSETS...  (85,122,677)   28,775,133      53,531,520      88,930,602   (47,370,594)   22,328,193
NET ASSETS -- BEGINNING OF PERIOD...  804,897,564   776,122,431   1,103,062,951   1,014,132,349   361,365,590   339,037,397
                                     ------------  ------------  --------------  --------------  ------------  ------------

NET ASSETS -- END OF PERIOD......... $719,774,887  $804,897,564  $1,156,594,471  $1,103,062,951  $313,994,996  $361,365,590
                                     ============  ============  ==============  ==============  ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
 Issued.............................          135           116              --              --           526           352
 Redeemed...........................          (62)          (23)             --              --          (146)           (4)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............           73            93              --              --           380           348
                                     ============  ============  ==============  ==============  ============  ============
UNIT ACTIVITY CLASS B
 Issued.............................       21,603         1,839          57,102          24,443        12,475         4,670
 Redeemed...........................      (25,036)       (5,231)        (54,378)        (19,150)      (15,763)       (6,330)
                                     ------------  ------------  --------------  --------------  ------------  ------------
 Net Increase (Decrease)............       (3,433)       (3,392)          2,724           5,293        (3,288)       (1,660)
                                     ============  ============  ==============  ==============  ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/EQUITY 500 INDEX*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $      (65,577) $     (375,029)
  Net realized gain (loss) on investments......................................     (2,091,154)    (24,017,262)
  Change in unrealized appreciation (depreciation) of investments..............      4,577,530     164,923,811
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................      2,420,799     140,531,520
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,766,804      28,693,199
   Transfers between funds including guaranteed interest account, net..........    (17,668,791)     16,276,515
   Transfers for contract benefits and terminations............................    (82,770,891)    (67,735,914)
   Contract maintenance charges................................................    (14,505,284)    (13,651,440)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........    (91,178,162)    (36,417,640)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         28,803          10,302
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    (88,728,560)    104,124,182
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,255,796,816   1,151,672,634
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,167,068,256  $1,255,796,816
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,059             543
  Redeemed.....................................................................           (404)            (45)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            655             498
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         31,679           9,328
  Redeemed.....................................................................        (37,023)        (11,078)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (5,344)         (1,750)
                                                                                ==============  ==============

                                                                                    EQ/EQUITY GROWTH PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (14,310,456) $  (14,559,688)
  Net realized gain (loss) on investments......................................       (463,731)    (22,200,303)
  Change in unrealized appreciation (depreciation) of investments..............    (70,046,530)    192,797,317
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (84,820,717)    156,037,326
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     14,626,874      16,093,932
   Transfers between funds including guaranteed interest account, net..........    (92,255,483)   (121,876,697)
   Transfers for contract benefits and terminations............................    (70,276,687)    (61,811,958)
   Contract maintenance charges................................................    (16,380,962)    (17,034,281)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (164,286,258)   (184,629,004)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (249,096,976)    (28,591,678)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,288,159,072   1,316,750,750
                                                                                --------------  --------------

NET ASSETS -- END OF PERI OD................................................... $1,039,062,096  $1,288,159,072
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             --              --
  Redeemed.....................................................................             --              --
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             --              --
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         36,790           1,277
  Redeemed.....................................................................        (48,662)        (16,247)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,872)        (14,970)
                                                                                ==============  ==============

                                                                                 EQ/FRANKLIN CORE BALANCED*
                                                                                ---------------------------
                                                                                    2011           2010
                                                                                ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 10,074,172  $   7,925,639
  Net realized gain (loss) on investments......................................  (15,041,372)   (48,297,438)
  Change in unrealized appreciation (depreciation) of investments..............   (2,954,998)    89,802,920
                                                                                ------------  -------------
  Net Increase (decrease) in net assets from operations........................   (7,922,198)    49,431,121
                                                                                ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,599,941      7,950,275
   Transfers between funds including guaranteed interest account, net..........   22,045,570    (71,437,251)
   Transfers for contract benefits and terminations............................  (33,668,075)   (28,627,392)
   Contract maintenance charges................................................   (8,190,732)    (8,243,350)
                                                                                ------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........  (13,213,296)  (100,357,718)
                                                                                ------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998             --
                                                                                ------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (21,125,496)   (50,926,597)
NET ASSETS -- BEGINNING OF PERIOD..............................................  546,123,131    597,049,728
                                                                                ------------  -------------

NET ASSETS -- END OF PERI OD................................................... $524,997,635  $ 546,123,131
                                                                                ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           58             63
  Redeemed.....................................................................          (27)            (1)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................           31             62
                                                                                ============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,104          4,879
  Redeemed.....................................................................      (25,513)       (15,898)
                                                                                ------------  -------------
  Net Increase (Decrease)......................................................       (1,409)       (11,019)
                                                                                ============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     EQ/FRANKLIN TEMPLETON
                                                                                          ALLOCATION*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    3,536,178  $    6,157,195
  Net realized gain (loss) on investments......................................    (36,044,051)    (48,402,797)
  Change in unrealized appreciation (depreciation) of investments..............    (44,944,292)    152,079,246
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (77,452,165)    109,833,644
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     23,407,427      24,331,477
   Transfers between funds including guaranteed interest account, net..........    (18,077,940)    (18,954,035)
   Transfers for contract benefits and terminations............................    (71,339,688)    (59,358,724)
   Contract maintenance charges................................................    (19,381,347)    (18,909,604)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........    (85,391,548)    (72,890,886)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             --              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (162,843,713)     36,942,758
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,378,300,270   1,341,357,512
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,215,456,557  $1,378,300,270
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             76              43
  Redeemed.....................................................................            (27)             (3)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             49              40
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         42,013           9,195
  Redeemed.....................................................................        (52,781)        (19,113)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,768)         (9,918)
                                                                                ==============  ==============

                                                                                   EQ/GAMCO MERGERS AND
                                                                                       ACQUISITIONS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,636,762) $ (2,295,384)
  Net realized gain (loss) on investments......................................   10,006,864     4,547,741
  Change in unrealized appreciation (depreciation) of investments..............   (8,149,018)    9,750,229
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................     (778,916)   12,002,586
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,189,091     4,201,579
   Transfers between funds including guaranteed interest account, net..........   33,663,357    36,633,851
   Transfers for contract benefits and terminations............................   (9,729,307)   (7,181,754)
   Contract maintenance charges................................................   (2,913,749)   (2,260,010)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   25,209,392    31,393,666
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   24,440,476    43,396,252
NET ASSETS -- BEGINNING OF PERIOD..............................................  181,486,132   138,089,880
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $205,926,608  $181,486,132
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          286           166
  Redeemed.....................................................................          (89)           (3)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          197           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,720         5,493
  Redeemed.....................................................................      (10,902)       (3,036)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,818         2,457
                                                                                ============  ============

                                                                                  EQ/GAMCO SMALL COMPANY
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $(12,041,569) $ (7,670,386)
  Net realized gain (loss) on investments......................................   50,995,699     7,145,762
  Change in unrealized appreciation (depreciation) of investments..............  (83,945,249)  194,551,939
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (44,991,119)  194,027,315
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   30,656,830    23,512,644
   Transfers between funds including guaranteed interest account, net..........   11,114,182    74,286,097
   Transfers for contract benefits and terminations............................  (41,775,549)  (29,712,014)
   Contract maintenance charges................................................  (11,976,411)   (9,812,593)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........  (11,980,948)   58,274,134
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (56,962,065)  252,301,449
NET ASSETS -- BEGINNING OF PERIOD..............................................  872,302,060   620,000,611
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $815,339,995  $872,302,060
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        2,020         1,283
  Redeemed.....................................................................         (402)          (50)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,618         1,233
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,118         4,836
  Redeemed.....................................................................      (16,128)       (3,679)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,010)        1,157
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/GLOBAL BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  9,391,657  $  6,411,792
  Net realized gain (loss) on investments......................................   (4,065,919)  (11,435,204)
  Change in unrealized appreciation (depreciation) of investments..............    8,494,958    24,553,768
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   13,820,696    19,530,356
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,805,717     8,242,445
   Transfers between funds including guaranteed interest account, net..........   53,793,222    62,114,094
   Transfers for contract benefits and terminations............................  (31,197,036)  (23,627,301)
   Contract maintenance charges................................................   (6,787,907)   (5,907,904)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   23,613,996    40,821,334
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       86,862      (104,316)
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   37,521,554    60,247,374
NET ASSETS -- BEGINNING OF PERIOD..............................................  474,479,427   414,232,053
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $512,000,981  $474,479,427
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          570           245
  Redeemed.....................................................................         (360)         (107)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          210           138
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       27,814        11,764
  Redeemed.....................................................................      (26,028)       (8,434)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        1,786         3,330
                                                                                ============  ============

                                                                                    EQ/GLOBAL MULTI-SECTOR
                                                                                            EQUITY*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    2,313,839  $   (4,071,620)
  Net realized gain (loss) on investments......................................    (62,532,210)    (93,814,827)
  Change in unrealized appreciation (depreciation) of investments..............    (78,779,171)    195,853,821
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (138,997,542)     97,967,374
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     13,583,381      17,930,470
   Transfers between funds including guaranteed interest account, net..........    (80,264,970)    (43,139,517)
   Transfers for contract benefits and terminations............................    (56,943,878)    (51,708,000)
   Contract maintenance charges................................................    (14,496,142)    (15,496,696)
                                                                                --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions........   (138,121,609)    (92,413,746)
                                                                                --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         25,002               3
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (277,094,149)      5,553,628
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,136,406,800   1,130,853,172
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  859,312,651  $1,136,406,800
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................            189             192
  Redeemed.....................................................................            (59)            (20)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            130             172
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         25,512           5,663
  Redeemed.....................................................................        (32,404)        (10,964)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (6,892)         (5,301)
                                                                                ==============  ==============

                                                                                EQ/INTERMEDIATE GOVERNMENT
                                                                                        BOND INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,130,960) $   (950,110)
  Net realized gain (loss) on investments......................................    4,490,968        11,700
  Change in unrealized appreciation (depreciation) of investments..............   14,122,971    10,662,192
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   14,482,979     9,723,782
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   45,773,295    58,835,387
   Transfers between funds including guaranteed interest account, net..........   29,777,337   (14,557,934)
   Transfers for contract benefits and terminations............................  (29,568,007)  (27,784,102)
   Contract maintenance charges................................................   (4,679,431)   (4,338,587)
                                                                                ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions........   41,303,194    12,154,764
                                                                                ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   55,796,173    21,878,546
NET ASSETS -- BEGINNING OF PERIOD..............................................  391,665,216   369,786,670
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $447,461,389  $391,665,216
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,027        15,689
  Redeemed.....................................................................      (25,461)      (13,481)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        4,566         2,208
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/INTERNATIONAL CORE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   8,945,111  $  2,336,295
  Net realized gain (loss) on investments......................................   (30,871,558)  (38,528,670)
  Change in unrealized appreciation (depreciation) of investments..............  (114,393,240)   90,147,494
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (136,319,687)   53,955,119
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    12,881,872    17,014,839
   Transfers between funds including guaranteed interest account, net..........    (1,101,636)   (5,643,923)
   Transfers for contract benefits and terminations............................   (43,918,690)  (38,198,114)
   Contract maintenance charges................................................    (9,587,667)   (9,621,790)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (41,726,121)  (36,448,988)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,961        21,998
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (178,027,847)   17,528,129
NET ASSETS -- BEGINNING OF PERIOD..............................................   786,848,640   769,320,511
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 608,820,793  $786,848,640
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           223           269
  Redeemed.....................................................................          (145)          (80)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            78           189
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,256         5,530
  Redeemed.....................................................................       (22,482)       (8,709)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,226)       (3,179)
                                                                                =============  ============

                                                                                EQ/INTERNATIONAL EQUITY INDEX*
                                                                                -----------------------------
                                                                                     2011           2010
                                                                                -------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   7,993,671   $  4,998,147
  Net realized gain (loss) on investments......................................   (64,998,237)   (75,518,603)
  Change in unrealized appreciation (depreciation) of investments..............   (25,254,165)    91,853,963
                                                                                -------------   ------------
  Net Increase (decrease) in net assets from operations........................   (82,258,731)    21,333,507
                                                                                -------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    10,146,413     13,350,290
   Transfers between funds including guaranteed interest account, net..........   (24,651,154)   (32,985,851)
   Transfers for contract benefits and terminations............................   (35,162,957)   (31,609,278)
   Contract maintenance charges................................................    (8,795,508)    (9,184,793)
                                                                                -------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........   (58,463,206)   (60,429,632)
                                                                                -------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002             --
                                                                                -------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (140,711,935)   (39,096,125)
NET ASSETS -- BEGINNING OF PERIOD..............................................   664,656,308    703,752,433
                                                                                -------------   ------------
NET ASSETS -- END OF PERIOD.................................................... $ 523,944,373   $664,656,308
                                                                                =============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           128            106
  Redeemed.....................................................................           (46)            (4)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................            82            102
                                                                                =============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        25,807         (4,302)
  Redeemed.....................................................................       (30,577)        (9,558)
                                                                                -------------   ------------
  Net Increase (Decrease)......................................................        (4,770)        (5,256)
                                                                                =============   ============

                                                                                 EQ/INTERNATIONAL ETF*
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   75,568  $   53,285
  Net realized gain (loss) on investments......................................    145,066      77,869
  Change in unrealized appreciation (depreciation) of investments..............   (868,083)    137,277
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (647,449)    268,431
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    946,520     941,249
   Transfers between funds including guaranteed interest account, net..........    429,559     301,281
   Transfers for contract benefits and terminations............................    (43,523)    (29,518)
   Contract maintenance charges................................................       (288)         --
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,332,268   1,213,012
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.     10,001          --
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................    694,820   1,481,443
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,466,280   1,984,837
                                                                                ----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $4,161,100  $3,466,280
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................        226         137
  Redeemed.....................................................................       (100)        (12)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        126         125
                                                                                ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................         --          --
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                EQ/INTERNATIONAL VALUE PLUS*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   3,055,103  $ (4,996,923)
  Net realized gain (loss) on investments......................................   (42,789,971)  (46,214,094)
  Change in unrealized appreciation (depreciation) of investments..............   (78,839,087)   79,693,302
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................  (118,573,955)   28,482,285
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    11,109,488    19,881,418
   Transfers between funds including guaranteed interest account, net..........   (30,008,576)   (2,706,603)
   Transfers for contract benefits and terminations............................   (40,740,419)  (39,464,023)
   Contract maintenance charges................................................    (8,507,720)   (8,865,559)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (68,147,227)  (31,154,767)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        17,727        12,971
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (186,703,455)   (2,659,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................   740,643,364   743,302,875
                                                                                -------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $ 553,939,909  $740,643,364
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           207           411
  Redeemed.....................................................................          (144)         (121)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................            63           290
                                                                                =============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        19,960         5,876
  Redeemed.....................................................................       (24,276)       (8,184)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (4,316)       (2,308)
                                                                                =============  ============

                                                                                     EQ/JPMORGAN VALUE
                                                                                      OPPORTUNITIES*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,090,151) $   (330,695)
  Net realized gain (loss) on investments......................................   (7,541,764)  (15,337,191)
  Change in unrealized appreciation (depreciation) of investments..............   (9,451,943)   42,809,362
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,083,858)   27,141,476
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,270,814     9,000,248
   Transfers between funds including guaranteed interest account, net..........   (3,578,944)    9,752,342
   Transfers for contract benefits and terminations............................  (21,464,787)  (20,411,208)
   Contract maintenance charges................................................   (2,630,337)   (2,524,569)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,403,254)   (4,183,187)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,001            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (39,477,111)   22,958,289
NET ASSETS -- BEGINNING OF PERIOD..............................................  281,296,552   258,338,263
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $241,819,441  $281,296,552
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          275           173
  Redeemed.....................................................................         (172)          (10)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          103           163
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        6,058         4,040
  Redeemed.....................................................................       (7,853)       (4,472)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,795)         (432)
                                                                                ============  ============

                                                                                  EQ/LARGE CAP CORE PLUS
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (649,541) $   (703,941)
  Net realized gain (loss) on investments......................................    1,025,758     5,950,445
  Change in unrealized appreciation (depreciation) of investments..............   (8,429,082)   12,483,696
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (8,052,865)   17,730,200
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,547,113     3,378,773
   Transfers between funds including guaranteed interest account, net..........   (3,403,052)   (1,379,102)
   Transfers for contract benefits and terminations............................  (14,023,825)  (13,141,839)
   Contract maintenance charges................................................   (1,539,500)   (1,507,734)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (16,419,264)  (12,649,902)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (24,462,129)    5,080,298
NET ASSETS -- BEGINNING OF PERIOD..............................................  158,869,799   153,789,501
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $134,407,670  $158,869,799
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        2,871         1,377
  Redeemed.....................................................................       (4,565)       (2,891)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,694)       (1,514)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                EQ/LARGE CAP GROWTH INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,998,695) $ (1,599,272)
  Net realized gain (loss) on investments......................................   13,613,801     4,081,061
  Change in unrealized appreciation (depreciation) of investments..............   (8,197,628)   39,038,701
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    3,417,478    41,520,490
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,895,512     8,708,376
   Transfers between funds including guaranteed interest account, net..........   10,892,275    (7,012,053)
   Transfers for contract benefits and terminations............................  (25,590,200)  (22,541,290)
   Contract maintenance charges................................................   (3,848,166)   (3,501,836)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (11,650,579)  (24,346,803)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,002            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (8,223,099)   17,173,687
NET ASSETS -- BEGINNING OF PERIOD..............................................  334,425,287   317,251,600
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD                                                     $326,202,188  $334,425,287
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          258           183
  Redeemed.....................................................................          (93)          (28)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          165           155
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       14,404         4,253
  Redeemed.....................................................................      (16,284)       (7,903)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,880)       (3,650)
                                                                                ============  ============

                                                                                EQ/LARGE CAP GROWTH PLUS* (F)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,196,298)  $ (2,665,001)
  Net realized gain (loss) on investments......................................    4,638,185     (2,058,115)
  Change in unrealized appreciation (depreciation) of investments..............  (29,171,977)    34,373,610
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (28,730,090)    29,650,494
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,754,849      6,983,905
   Transfers between funds including guaranteed interest account, net..........  301,140,982     (8,881,962)
   Transfers for contract benefits and terminations............................  (29,312,087)   (15,689,813)
   Contract maintenance charges................................................   (5,327,835)    (2,688,173)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  274,255,909    (20,276,043)
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  245,535,819      9,374,451
NET ASSETS -- BEGINNING OF PERIOD..............................................  262,049,451    252,675,000
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $507,585,270   $262,049,451
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          193             93
  Redeemed.....................................................................         (102)           (14)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           91             79
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       32,813          1,929
  Redeemed.....................................................................      (13,596)        (3,524)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       19,217         (1,595)
                                                                                ============   ============

                                                                                EQ/LARGE CAP VALUE INDEX* (G)
                                                                                ----------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    603,316   $     57,450
  Net realized gain (loss) on investments......................................  (22,677,009)   (17,662,023)
  Change in unrealized appreciation (depreciation) of investments..............   23,174,305     31,190,003
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................    1,100,612     13,585,430
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,604,817      4,653,486
   Transfers between funds including guaranteed interest account, net..........  144,598,466      5,143,141
   Transfers for contract benefits and terminations............................  (11,769,742)    (4,978,531)
   Contract maintenance charges................................................   (3,224,606)    (1,671,559)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........  134,208,935      3,146,537
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  135,319,544     16,731,967
NET ASSETS -- BEGINNING OF PERIOD..............................................  120,935,629    104,203,662
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD                                                     $256,255,173   $120,935,629
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          157             93
  Redeemed.....................................................................          (84)           (11)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................           73             82
                                                                                ============   ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       47,469          4,665
  Redeemed.....................................................................      (23,761)        (4,280)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................       23,708            385
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                   EQ/LARGE CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (3,722,698) $   (3,572,302)
  Net realized gain (loss) on investments......................................    (65,119,242)    (79,295,631)
  Change in unrealized appreciation (depreciation) of investments..............      1,633,641     201,532,934
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (67,208,299)    118,665,001
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     12,228,570      14,109,750
   Transfers between funds including guaranteed interest account, net..........    (49,004,609)    (57,748,572)
   Transfers for contract benefits and terminations............................    (77,866,151)    (72,783,534)
   Contract maintenance charges................................................    (13,839,555)    (14,517,732)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (128,481,745)   (130,940,088)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,999              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (195,680,045)    (12,275,087)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,168,874,647   1,181,149,734
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  973,194,602  $1,168,874,647
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             92             104
  Redeemed.....................................................................            (77)             (2)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             15             102
                                                                                ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.......................................................................         39,282           1,260
  Redeemed.....................................................................        (50,515)        (13,798)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (11,233)        (12,538)
                                                                                ==============  ==============

                                                                                 EQ/LORD ABBETT LARGE CAP
                                                                                           CORE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,555,827) $ (1,829,718)
  Net realized gain (loss) on investments......................................   12,278,772       764,286
  Change in unrealized appreciation (depreciation) of investments..............  (31,951,329)   21,860,374
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (21,228,384)   20,794,942
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,393,877     7,190,672
   Transfers between funds including guaranteed interest account, net..........   12,373,566    18,698,798
   Transfers for contract benefits and terminations............................  (10,231,541)   (7,562,569)
   Contract maintenance charges................................................   (2,836,483)   (2,345,017)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    5,699,419    15,981,884
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (15,528,965)   36,776,826
NET ASSETS -- BEGINNING OF PERIOD..............................................  191,944,843   155,168,017
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $176,415,878  $191,944,843
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,159         5,493
  Redeemed.....................................................................      (11,849)       (4,032)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          310         1,461
                                                                                ============  ============

                                                                                EQ/MFS INTERNATIONAL GROWTH*
                                                                                --------------------------
                                                                                    2011           2010
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,156,841)  $ (1,539,936)
  Net realized gain (loss) on investments......................................   14,735,157    (12,960,436)
  Change in unrealized appreciation (depreciation) of investments..............  (57,122,173)    54,538,719
                                                                                ------------   ------------
  Net Increase (decrease) in net assets from operations........................  (45,543,857)    40,038,347
                                                                                ------------   ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   10,962,807     12,615,167
   Transfers between funds including guaranteed interest account, net..........   11,540,240     70,815,470
   Transfers for contract benefits and terminations............................  (17,926,168)   (12,777,936)
   Contract maintenance charges................................................   (5,444,863)    (4,359,648)
                                                                                ------------   ------------
  Net increase (decrease) in net assets from contractowner transactions........     (867,984)    66,293,053
                                                                                ------------   ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000             --
                                                                                ------------   ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (46,401,841)   106,331,400
NET ASSETS -- BEGINNING OF PERIOD..............................................  378,499,268    272,167,868
                                                                                ------------   ------------

NET ASSETS -- END OF PERIOD.................................................... $332,097,427   $378,499,268
                                                                                ============   ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          362            270
  Redeemed.....................................................................         (154)          (144)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          208            126
                                                                                ============   ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,469         11,475
  Redeemed.....................................................................      (18,267)        (5,927)
                                                                                ------------   ------------
  Net Increase (Decrease)......................................................          202          5,548
                                                                                ============   ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                     EQ/MID CAP INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,935,610) $ (4,804,345)
  Net realized gain (loss) on investments......................................  (26,940,767)  (53,827,554)
  Change in unrealized appreciation (depreciation) of investments..............    8,939,264   203,223,970
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,937,113)  144,592,071
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,576,104    13,019,432
   Transfers between funds including guaranteed interest account, net..........  (32,034,388)  (31,800,373)
   Transfers for contract benefits and terminations............................  (44,019,394)  (34,995,676)
   Contract maintenance charges................................................   (9,379,343)   (8,962,624)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (73,857,021)  (62,739,241)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       37,783        53,718
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,756,351)   81,906,548
NET ASSETS -- BEGINNING OF PERIOD..............................................  734,556,931   652,650,383
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $636,800,580  $734,556,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          302           211
  Redeemed.....................................................................         (185)          (26)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          117           185
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       26,078         4,368
  Redeemed.....................................................................      (32,152)      (10,648)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (6,074)       (6,280)
                                                                                ============  ============

                                                                                    EQ/MID CAP VALUE PLUS*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (6,510,644) $   (5,227,522)
  Net realized gain (loss) on investments......................................    (57,064,876)   (124,431,143)
  Change in unrealized appreciation (depreciation) of investments..............    (45,450,648)    332,475,742
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................   (109,026,168)    202,817,077
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     11,279,012      15,635,307
   Transfers between funds including guaranteed interest account, net..........    (59,373,885)   (109,598,303)
   Transfers for contract benefits and terminations............................    (64,888,459)    (59,654,561)
   Contract maintenance charges................................................    (14,303,820)    (15,073,590)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (127,287,152)   (168,691,147)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,997              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (236,303,323)     34,125,930
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,137,023,786   1,102,897,856
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $  900,720,463  $1,137,023,786
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................             66              34
  Redeemed.....................................................................            (36)             (9)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................             30              25
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         30,477           2,106
  Redeemed.....................................................................        (38,944)        (14,942)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................         (8,467)        (12,836)
                                                                                ==============  ==============

                                                                                      EQ/MONEY MARKET*
                                                                                ----------------------------
                                                                                     2011           2010
                                                                                -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (9,640,902) $ (11,461,435)
  Net realized gain (loss) on investments......................................        (5,664)       (34,619)
  Change in unrealized appreciation (depreciation) of investments..............       (82,757)        93,700
                                                                                -------------  -------------
  Net Increase (decrease) in net assets from operations........................    (9,729,323)   (11,402,354)
                                                                                -------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   600,679,674    211,662,332
   Transfers between funds including guaranteed interest account, net..........  (347,945,831)  (251,321,649)
   Transfers for contract benefits and terminations............................  (207,112,460)  (206,937,596)
   Contract maintenance charges................................................    (7,404,516)    (8,713,003)
                                                                                -------------  -------------
  Net increase (decrease) in net assets from contractowner transactions........    38,216,867   (255,309,916)
                                                                                -------------  -------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.            --             --
                                                                                -------------  -------------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,487,544   (266,712,270)
NET ASSETS -- BEGINNING OF PERIOD..............................................   674,962,535    941,674,805
                                                                                -------------  -------------

NET ASSETS -- END OF PERIOD.................................................... $ 703,450,079  $ 674,962,535
                                                                                =============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         9,796             --
  Redeemed.....................................................................        (7,068)            --
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................         2,728             --
                                                                                =============  =============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       513,586         94,244
  Redeemed.....................................................................      (493,238)       (90,015)
                                                                                -------------  -------------
  Net Increase (Decrease)......................................................        20,348          4,229
                                                                                =============  =============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   EQ/MONTAG & CALDWELL
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,554,482) $ (1,562,532)
  Net realized gain (loss) on investments......................................    4,604,786    (3,832,437)
  Change in unrealized appreciation (depreciation) of investments..............     (729,842)   15,990,596
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................    2,320,462    10,595,627
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,696,079     6,424,399
   Transfers between funds including guaranteed interest account, net..........   (9,974,453)   (5,491,466)
   Transfers for contract benefits and terminations............................   (7,940,812)   (7,731,372)
   Contract maintenance charges................................................   (2,213,752)   (2,398,972)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (15,432,938)   (9,197,411)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (13,112,476)    1,398,216
NET ASSETS -- BEGINNING OF PERIOD..............................................  174,190,074   172,791,858
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $161,077,598  $174,190,074
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          366           477
  Redeemed.....................................................................         (159)          (20)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          207           457
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       23,686         6,962
  Redeemed.....................................................................      (26,946)      (10,137)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,260)       (3,175)
                                                                                ============  ============

                                                                                 EQ/MORGAN STANLEY MID CAP
                                                                                          GROWTH*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,901,567) $ (6,483,463)
  Net realized gain (loss) on investments......................................    81,527,114     2,139,710
  Change in unrealized appreciation (depreciation) of investments..............  (132,852,052)  134,660,911
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (59,226,505)  130,317,158
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    22,203,213    19,088,458
   Transfers between funds including guaranteed interest account, net..........    37,863,905    88,611,674
   Transfers for contract benefits and terminations............................   (35,091,888)  (23,291,011)
   Contract maintenance charges................................................    (9,199,344)   (6,757,222)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    15,775,886    77,651,899
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,000            --
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (43,440,619)  207,969,057
NET ASSETS -- BEGINNING OF PERIOD..............................................   614,424,419   406,455,362
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 570,983,800  $614,424,419
                                                                                =============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................         1,011           590
  Redeemed.....................................................................          (285)         (137)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           726           453
                                                                                =============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        23,875        11,688
  Redeemed.....................................................................       (23,657)       (7,010)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................           218         4,678
                                                                                =============  ============

                                                                                EQ/MUTUAL LARGE CAP EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,309,262) $    686,220
  Net realized gain (loss) on investments......................................   (9,527,288)  (15,707,826)
  Change in unrealized appreciation (depreciation) of investments..............   (1,353,986)   36,768,566
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,190,536)   21,746,960
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    2,771,916     3,479,102
   Transfers between funds including guaranteed interest account, net..........  (12,739,768)  (18,211,997)
   Transfers for contract benefits and terminations............................  (11,427,620)  (10,895,006)
   Contract maintenance charges................................................   (3,466,743)   (3,624,570)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (24,862,215)  (29,252,471)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (37,042,753)   (7,505,511)
NET ASSETS -- BEGINNING OF PERIOD..............................................  231,049,778   238,555,289
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $194,007,025  $231,049,778
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           51            48
  Redeemed.....................................................................          (21)           (1)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           30            47
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        5,870         1,203
  Redeemed.....................................................................       (8,716)       (4,866)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,846)       (3,663)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                  EQ/OPPENHEIMER GLOBAL*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,046,135) $ (1,594,990)
  Net realized gain (loss) on investments......................................    6,265,079    (5,794,188)
  Change in unrealized appreciation (depreciation) of investments..............  (37,740,991)   31,989,119
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (33,522,047)   24,599,941
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   14,420,197    13,281,583
   Transfers between funds including guaranteed interest account, net..........   72,762,469    55,292,392
   Transfers for contract benefits and terminations............................  (14,183,966)   (8,293,582)
   Contract maintenance charges................................................   (4,237,300)   (2,762,472)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   68,761,400    57,517,921
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --             3
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   35,239,353    82,117,865
NET ASSETS -- BEGINNING OF PERIOD..............................................  245,178,138   163,060,273
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $280,417,491  $245,178,138
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          616           306
  Redeemed.....................................................................         (162)          (43)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          454           263
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       20,642        10,580
  Redeemed.....................................................................      (14,797)       (5,120)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        5,845         5,460
                                                                                ============  ============

                                                                                  EQ/PIMCO ULTRA SHORT BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,081,290) $  (16,660,452)
  Net realized gain (loss) on investments......................................    (12,969,821)    (32,817,732)
  Change in unrealized appreciation (depreciation) of investments..............      4,551,855      40,441,026
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................    (20,499,256)     (9,037,158)
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     20,474,715      35,647,672
   Transfers between funds including guaranteed interest account, net..........    (22,097,758)    (36,975,938)
   Transfers for contract benefits and terminations............................    (85,324,057)    (90,378,169)
   Contract maintenance charges................................................    (17,335,189)    (19,746,167)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........   (104,282,289)   (111,452,602)
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         10,000              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (124,771,545)   (120,489,760)
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,294,765,559   1,415,255,319
                                                                                --------------  --------------
NET ASSETS -- END OF PERIOD.................................................... $1,169,994,014  $1,294,765,559
                                                                                ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          1,678           1,539
  Redeemed.....................................................................         (1,167)           (209)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................            511           1,330
                                                                                ==============  ==============

UNIT ACTIVITY CLASS B
  Issued.......................................................................         70,846          32,281
  Redeemed.....................................................................        (81,152)        (43,958)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................        (10,306)        (11,677)
                                                                                ==============  ==============

                                                                                   EQ/QUALITY BOND PLUS*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  4,645,854  $ 52,128,835
  Net realized gain (loss) on investments......................................  (12,266,119)   (6,003,038)
  Change in unrealized appreciation (depreciation) of investments..............    6,355,955   (19,985,136)
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (1,264,310)   26,140,661
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   24,754,700    34,150,025
   Transfers between funds including guaranteed interest account, net..........  (24,697,967)   (9,692,627)
   Transfers for contract benefits and terminations............................  (37,001,498)  (36,306,894)
   Contract maintenance charges................................................   (7,141,775)   (7,338,590)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (44,086,540)  (19,188,086)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (45,350,850)    6,952,575
NET ASSETS -- BEGINNING OF PERIOD..............................................  565,295,738   558,343,163
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $519,944,888  $565,295,738
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,213        11,067
  Redeemed.....................................................................      (27,455)      (12,329)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,242)       (1,262)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                  EQ/SMALL COMPANY INDEX*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,846,725) $ (2,260,703)
  Net realized gain (loss) on investments......................................   33,177,772   (24,935,414)
  Change in unrealized appreciation (depreciation) of investments..............  (54,463,263)  125,792,660
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,132,216)   98,596,543
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   11,372,509    14,071,255
   Transfers between funds including guaranteed interest account, net..........  (24,868,278)  (17,676,567)
   Transfers for contract benefits and terminations............................  (26,000,265)  (20,362,790)
   Contract maintenance charges................................................   (6,387,779)   (5,991,684)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (45,883,813)  (29,959,786)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (71,006,029)   68,636,757
NET ASSETS -- BEGINNING OF PERIOD..............................................  508,784,233   440,147,476
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $437,778,204  $508,784,233
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          216           214
  Redeemed.....................................................................         (137)          (22)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           79           192
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       15,949         4,584
  Redeemed.....................................................................      (19,036)       (7,147)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,087)       (2,563)
                                                                                ============  ============

                                                                                  EQ/T. ROWE PRICE GROWTH
                                                                                          STOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,118,796) $ (4,924,523)
  Net realized gain (loss) on investments......................................    5,162,523    (2,732,322)
  Change in unrealized appreciation (depreciation) of investments..............  (13,360,596)   56,083,078
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (14,316,869)   48,426,233
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   18,172,867    21,494,187
   Transfers between funds including guaranteed interest account, net..........   20,930,830    41,257,431
   Transfers for contract benefits and terminations............................  (25,928,337)  (17,689,907)
   Contract maintenance charges................................................   (5,404,524)   (4,308,822)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    7,770,836    40,752,889
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,997            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   (6,536,036)   89,179,122
NET ASSETS -- BEGINNING OF PERIOD..............................................  402,261,538   313,082,416
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $395,725,502  $402,261,538
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          639           567
  Redeemed.....................................................................         (193)         (127)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          446           440
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................       18,034         8,662
  Redeemed.....................................................................      (17,255)       (4,967)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          779         3,695
                                                                                ============  ============

                                                                                EQ/TEMPLETON GLOBAL EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    513,489  $    (58,709)
  Net realized gain (loss) on investments......................................   (7,277,283)  (11,950,986)
  Change in unrealized appreciation (depreciation) of investments..............  (11,497,469)   23,739,286
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (18,261,263)   11,729,591
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,788,966     6,851,036
   Transfers between funds including guaranteed interest account, net..........    2,727,929     3,687,608
   Transfers for contract benefits and terminations............................  (10,543,828)   (8,887,410)
   Contract maintenance charges................................................   (2,983,239)   (2,856,263)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (5,010,172)   (1,205,029)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        9,998            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (23,261,437)   10,524,562
NET ASSETS -- BEGINNING OF PERIOD..............................................  194,226,931   183,702,369
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $170,965,494  $194,226,931
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          110           105
  Redeemed.....................................................................          (53)          (18)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           57            87
                                                                                ============  ============

UNIT ACTIVITY CLASS B
  Issued.......................................................................        8,107         3,697
  Redeemed.....................................................................       (8,761)       (3,946)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (654)         (249)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                 EQ/UBS GROWTH & INCOME*
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (470,528) $  (494,021)
  Net realized gain (loss) on investments......................................    (238,060)  (2,127,239)
  Change in unrealized appreciation (depreciation) of investments..............  (2,235,090)   9,628,253
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (2,943,678)   7,006,993
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   3,138,369    4,282,687
   Transfers between funds including guaranteed interest account, net..........   4,644,067     (980,741)
   Transfers for contract benefits and terminations............................  (3,421,163)  (3,187,709)
   Contract maintenance charges................................................    (978,710)    (892,945)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........   3,382,563     (778,708)
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           --
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................     438,885    6,228,285
NET ASSETS -- BEGINNING OF PERIOD..............................................  70,027,353   63,799,068
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $70,466,238  $70,027,353
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          --           --
  Redeemed.....................................................................          --           --
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................          --           --
                                                                                ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.......................................................................      13,292        5,058
  Redeemed.....................................................................     (12,396)      (4,631)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................         896          427
                                                                                ===========  ===========

                                                                                  EQ/VAN KAMPEN COMSTOCK*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (305,108) $   (540,884)
  Net realized gain (loss) on investments......................................   (2,981,340)   (9,464,917)
  Change in unrealized appreciation (depreciation) of investments..............   (6,069,576)   37,945,921
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   (9,356,024)   27,940,120
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,376,414     5,581,392
   Transfers between funds including guaranteed interest account, net..........   22,589,584       556,523
   Transfers for contract benefits and terminations............................  (14,848,024)  (11,285,117)
   Contract maintenance charges................................................   (3,662,957)   (3,263,131)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........    9,455,017    (8,410,333)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................       98,993    19,529,787
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,921,317   219,391,530
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $239,020,310  $238,921,317
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................          101            87
  Redeemed.....................................................................          (42)           (4)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           59            83
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................        9,637         2,566
  Redeemed.....................................................................       (8,851)       (3,651)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................          786        (1,085)
                                                                                ============  ============

                                                                                   EQ/WELLS FARGO OMEGA
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (7,144,859) $ (4,851,626)
  Net realized gain (loss) on investments......................................   28,323,596    13,444,641
  Change in unrealized appreciation (depreciation) of investments..............  (63,334,553)   44,175,021
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,155,816)   52,768,036
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   22,576,367    17,657,805
   Transfers between funds including guaranteed interest account, net..........  133,274,686    67,388,141
   Transfers for contract benefits and terminations............................  (24,897,217)  (15,511,156)
   Contract maintenance charges................................................   (6,762,743)   (4,493,713)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  124,191,093    65,041,077
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       20,001         9,999
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................   82,055,278   117,819,112
NET ASSETS -- BEGINNING OF PERIOD..............................................  413,264,821   295,445,709
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $495,320,099  $413,264,821
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============
UNIT ACTIVITY CLASS B
  Issued.......................................................................       30,146        11,345
  Redeemed.....................................................................      (20,894)       (5,945)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................        9,252         5,400
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FIDELITY(R) VIP ASSET MANAGER:
                                                                                  GROWTH PORTFOLIO
                                                                                -----------------------------
                                                                                   2011           2010
                                                                                  ---------       --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (628)      $   (450)
  Net realized gain (loss) on investments......................................    45,162          8,181
  Change in unrealized appreciation (depreciation) of investments..............  (112,308)        56,550
                                                                                  ---------       --------
  Net Increase (decrease) in net assets from operations........................   (67,774)        64,281
                                                                                  ---------       --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   353,207        535,368
   Transfers between funds including guaranteed interest account, net..........  (198,188)       181,064
   Transfers for contract benefits and terminations............................   (58,291)        (8,186)
   Contract maintenance charges................................................      (134)            --
                                                                                  ---------       --------
  Net increase (decrease) in net assets from contractowner transactions........    96,594        708,246
                                                                                  ---------       --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        (8)            33
                                                                                  ---------       --------

INCREASE (DECREASE) IN NET ASSETS..............................................    28,812        772,560
NET ASSETS -- BEGINNING OF PERIOD..............................................   772,560             --
                                                                                  ---------       --------

NET ASSETS -- END OF PERIOD.................................................... $ 801,372       $772,560
                                                                                  =========       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................        76            119
  Redeemed.....................................................................       (68)           (53)
                                                                                  ---------       --------
  Net Increase (Decrease)......................................................         8             66
                                                                                  =========       ========

                                                                                                              FIDELITY(R) VIP
                                                                                FIDELITY(R) VIP CONTRAFUND(R)  FREEDOM 2015
                                                                                        PORTFOLIO              PORTFOLIO (C)
                                                                                ----------------------------  ---------------
                                                                                    2011           2010            2011
                                                                                 -----------    -----------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (85,297)   $    23,873       $  4,114
  Net realized gain (loss) on investments......................................     225,994         41,815         (6,564)
  Change in unrealized appreciation (depreciation) of investments..............  (1,214,510)     1,304,990        (16,617)
                                                                                 -----------    -----------      --------
  Net Increase (decrease) in net assets from operations........................  (1,073,813)     1,370,678        (19,067)
                                                                                 -----------    -----------      --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  11,726,196      9,917,768        464,113
   Transfers between funds including guaranteed interest account, net..........     511,060      1,377,266          7,837
   Transfers for contract benefits and terminations............................    (658,234)      (101,238)       (11,244)
   Contract maintenance charges................................................      (1,969)            (6)            --
                                                                                 -----------    -----------      --------
  Net increase (decrease) in net assets from contractowner transactions........  11,577,053     11,193,790        460,706
                                                                                 -----------    -----------      --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         14,997              8
                                                                                 -----------    -----------      --------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,503,240     12,579,465        441,647
NET ASSETS -- BEGINNING OF PERIOD..............................................  12,597,028         17,563             --
                                                                                 -----------    -----------      --------

NET ASSETS -- END OF PERIOD.................................................... $23,100,268    $12,597,028       $441,647
                                                                                 ===========    ===========      ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,364          1,092             89
  Redeemed.....................................................................        (400)           (41)           (43)
                                                                                 -----------    -----------      --------
  Net Increase (Decrease)......................................................         964          1,051             46
                                                                                 ===========    ===========      ========

                                                                                FIDELITY(R) VIP
                                                                                 FREEDOM 2020
                                                                                 PORTFOLIO (C)
                                                                                ---------------
                                                                                     2011
                                                                                ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  6,754
  Net realized gain (loss) on investments......................................       1,618
  Change in unrealized appreciation (depreciation) of investments..............     (21,546)
                                                                                   --------
  Net Increase (decrease) in net assets from operations........................     (13,174)
                                                                                   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     318,411
   Transfers between funds including guaranteed interest account, net..........     149,322
   Transfers for contract benefits and terminations............................          --
   Contract maintenance charges................................................          --
                                                                                   --------
  Net increase (decrease) in net assets from contractowner transactions........     467,733
                                                                                   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          13
                                                                                   --------

INCREASE (DECREASE) IN NET ASSETS..............................................     454,572
NET ASSETS -- BEGINNING OF PERIOD..............................................          --
                                                                                   --------

NET ASSETS -- END OF PERIOD....................................................    $454,572
                                                                                   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          60
  Redeemed.....................................................................         (12)
                                                                                   --------
  Net Increase (Decrease)......................................................          48
                                                                                   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                FIDELITY(R) VIP FIDELITY(R) VIP
                                                                                 FREEDOM 2025    FREEDOM 2030
                                                                                 PORTFOLIO (C)   PORTFOLIO (C)
                                                                                --------------- ---------------
                                                                                     2011            2011
                                                                                --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................    $  1,731        $  2,265
  Net realized gain (loss) on investments......................................          68             308
  Change in unrealized appreciation (depreciation) of investments..............      (3,736)         (9,714)
                                                                                   --------        --------
  Net Increase (decrease) in net assets from operations........................      (1,937)         (7,141)
                                                                                   --------        --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     115,932         247,354
   Transfers between funds including guaranteed interest account, net..........       4,999         (72,596)
   Transfers for contract benefits and terminations............................        (900)             --
   Contract maintenance charges................................................          --              --
                                                                                   --------        --------
  Net increase (decrease) in net assets from contractowner transactions........     120,031         174,758
                                                                                   --------        --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --               5
                                                                                   --------        --------

INCREASE (DECREASE) IN NET ASSETS..............................................     118,094         167,622
NET ASSETS -- BEGINNING OF PERIOD..............................................          --              --
                                                                                   --------        --------

NET ASSETS -- END OF PERIOD....................................................    $118,094        $167,622
                                                                                   ========        ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................          19              24
  Redeemed.....................................................................          (6)             (6)
                                                                                   --------        --------
  Net Increase (Decrease)......................................................          13              18
                                                                                   ========        ========


                                                                                FIDELITY(R) VIP MID CAP PORTFOLIO
                                                                                --------------------------------
                                                                                    2011             2010
                                                                                  -----------       ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (122,961)      $  (18,324)
  Net realized gain (loss) on investments......................................     175,144           25,950
  Change in unrealized appreciation (depreciation) of investments..............  (1,409,604)         519,941
                                                                                  -----------       ----------
  Net Increase (decrease) in net assets from operations........................  (1,357,421)         527,567
                                                                                  -----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,970,724        4,151,129
   Transfers between funds including guaranteed interest account, net..........     324,719          770,481
   Transfers for contract benefits and terminations............................    (242,766)         (76,216)
   Contract maintenance charges................................................        (850)              (2)
                                                                                  -----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,051,827        4,845,392
                                                                                  -----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --           10,000
                                                                                  -----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   4,694,406        5,382,959
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,388,840            5,881
                                                                                  -----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $10,083,246       $5,388,840
                                                                                  ===========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................         679              437
  Redeemed.....................................................................        (206)             (21)
                                                                                  -----------       ----------
  Net Increase (Decrease)......................................................         473              416
                                                                                  ===========       ==========

                                                                                FIDELITY(R) VIP STRATEGIC INCOME
                                                                                       PORTFOLIO
                                                                                -------------------------------
                                                                                    2011            2010
                                                                                  -----------      ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   486,528      $  235,780
  Net realized gain (loss) on investments......................................     343,679         163,162
  Change in unrealized appreciation (depreciation) of investments..............    (609,688)       (218,791)
                                                                                  -----------      ----------
  Net Increase (decrease) in net assets from operations........................     220,519         180,151
                                                                                  -----------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   8,082,716       5,996,892
   Transfers between funds including guaranteed interest account, net..........   2,138,521         726,700
   Transfers for contract benefits and terminations............................    (387,085)        (56,385)
   Contract maintenance charges................................................        (865)             (4)
                                                                                  -----------      ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,833,287       6,667,203
                                                                                  -----------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         496             205
                                                                                  -----------      ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,054,302       6,847,559
NET ASSETS -- BEGINNING OF PERIOD..............................................   6,870,632          23,073
                                                                                  -----------      ----------

NET ASSETS -- END OF PERIOD.................................................... $16,924,934      $6,870,632
                                                                                  ===========      ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.......................................................................       1,198             658
  Redeemed.....................................................................        (317)            (29)
                                                                                  -----------      ----------
  Net Increase (Decrease)......................................................         881             629
                                                                                  ===========      ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                FRANKLIN INCOME SECURITIES
                                                                                       FUND (A)
                                                                                -------------------------
                                                                                   2011          2010
                                                                                 ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  224,231    $   14,976
  Net realized gain (loss) on investments......................................     23,069        (2,591)
  Change in unrealized appreciation (depreciation) of investments..............   (324,383)      158,862
                                                                                 ----------   ----------
  Net Increase (decrease) in net assets from operations........................    (77,083)      171,247
                                                                                 ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,497,516     2,662,103
   Transfers between funds including guaranteed interest account, net..........    367,228       992,400
   Transfers for contract benefits and terminations............................   (288,187)      (11,054)
   Contract mainten............................................................
   ance charges................................................................       (264)           --
                                                                                 ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,576,293     3,643,449
                                                                                 ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --           298
                                                                                 ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,499,210     3,814,994
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,814,994            --
                                                                                 ----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $6,314,204    $3,814,994
                                                                                 ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        561           358
  Redeemed.....................................................................       (336)           (6)
                                                                                 ----------   ----------
  Net Increase (Decrease)......................................................        225           352
                                                                                 ==========   ==========

                                                                                                          FRANKLIN TEMPLETON VIP
                                                                                FRANKLIN STRATEGIC INCOME     FOUNDING FUNDS
                                                                                    SECURITIES FUND         ALLOCATION FUND (A)
                                                                                -----------------------   ----------------------
                                                                                    2011         2010        2011        2010
                                                                                -----------   ----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   357,318   $   46,154  $  (20,788) $   15,184
  Net realized gain (loss) on investments......................................      12,298        7,038      22,282         859
  Change in unrealized appreciation (depreciation) of investments..............    (375,251)     113,388     (46,150)     54,429
                                                                                -----------   ----------  ----------  ----------
  Net Increase (decrease) in net assets from operations........................      (5,635)     166,580     (44,656)     70,472
                                                                                -----------   ----------  ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   5,558,448    3,764,694     563,376     862,343
   Transfers between funds including guaranteed interest account, net..........   1,610,620      981,718     (81,329)    170,851
   Transfers for contract benefits and terminations............................    (396,758)     (78,141)    (95,162)       (481)
   Contract mainten............................................................
   ance charges................................................................        (775)          (6)       (156)         --
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,771,535    4,668,265     386,729   1,032,713
                                                                                -----------   ----------  ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       24,997       1,924          77
                                                                                -----------   ----------  ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,765,900    4,859,842     343,997   1,103,262
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,906,181       46,339   1,103,262          --
                                                                                -----------   ----------  ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $11,672,081   $4,906,181  $1,447,259  $1,103,262
                                                                                ===========   ==========  ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         797          465         215         108
  Redeemed.....................................................................        (198)         (30)       (178)         (4)
                                                                                -----------   ----------  ----------  ----------
  Net Increase (Decrease)......................................................         599          435          37         104
                                                                                ===========   ==========  ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 GOLDMAN SACHS VIT MID  INVESCO V.I. DIVIDEND
                                                                                    CAP VALUE FUND         GROWTH FUND (E)
                                                                                ----------------------  ---------------------
                                                                                   2011        2010             2011
                                                                                ----------  ----------  ---------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (33,423) $   (4,057)      $  (10,444)
  Net realized gain (loss) on investments......................................     97,623      20,694           (7,901)
  Change in unrealized appreciation (depreciation) of investments..............   (571,636)    366,648           21,913
                                                                                ----------  ----------       ----------
  Net Increase (decrease) in net assets from operations........................   (507,436)    383,285            3,568
                                                                                ----------  ----------       ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,473,949   2,555,130          302,636
   Transfers between funds including guaranteed interest account, net..........    434,900     201,034          931,813
   Transfers for contract benefits and terminations............................   (103,728)    (13,427)         (83,055)
   Contract maintenance charges................................................       (519)         (2)             (43)
                                                                                ----------  ----------       ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,804,602   2,742,735        1,151,351
                                                                                ----------  ----------       ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        401         101              (14)
                                                                                ----------  ----------       ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,297,567   3,126,121        1,154,905
NET ASSETS -- BEGINNING OF PERIOD..............................................  3,128,626       2,505               --
                                                                                ----------  ----------       ----------

NET ASSETS -- END OF PERIOD.................................................... $6,426,193  $3,128,626       $1,154,905
                                                                                ==========  ==========       ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --              184
  Redeemed.....................................................................         --          --              (74)
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................         --          --              110
                                                                                ==========  ==========       ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................        402         271               --
  Redeemed.....................................................................       (103)        (28)              --
                                                                                ----------  ----------       ----------
  Net Increase (Decrease)......................................................        299         243               --
                                                                                ==========  ==========       ==========

                                                                                INVESCO V.I. GLOBAL REAL
                                                                                      ESTATE FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   394,597  $  113,606
  Net realized gain (loss) on investments......................................      47,979       6,434
  Change in unrealized appreciation (depreciation) of investments..............  (1,767,798)    299,536
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (1,325,222)    419,576
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,747,103   4,431,862
   Transfers between funds including guaranteed interest account, net..........   2,160,665     859,574
   Transfers for contract benefits and terminations............................    (235,206)    (21,125)
   Contract maintenance charges................................................        (911)         --
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,671,651   5,270,311
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         999         299
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  10,347,428   5,690,186
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,701,695      11,509
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,049,123  $5,701,695
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       1,221         488
  Redeemed.....................................................................        (225)         (6)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         996         482
                                                                                ===========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   INVESCO V.I.     INVESCO V.I. INTERNATIONAL
                                                                                HIGH YIELD FUND (C)       GROWTH FUND
                                                                                ------------------- -------------------------
                                                                                       2011            2011          2010
                                                                                -------------------  ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................     $     (241)     $  (34,752)   $   18,769
  Net realized gain (loss) on investments......................................         (8,261)        154,602         3,607
  Change in unrealized appreciation (depreciation) of investments..............        (19,663)       (919,864)      336,872
                                                                                    ----------       ----------   ----------
  Net Increase (decrease) in net assets from operations........................        (28,165)       (800,014)      359,248
                                                                                    ----------       ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................      1,719,114       5,901,351     3,316,405
   Transfers between funds including guaranteed interest account, net..........        340,935         316,952       506,317
   Transfers for contract benefits and terminations............................        (26,011)       (150,481)      (17,882)
   Contract maintenance charges................................................             --            (600)           (2)
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........      2,034,038       6,067,222     3,804,838
                                                                                    ----------       ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.             63             499           200
                                                                                    ----------       ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................      2,005,936       5,267,707     4,164,286
NET ASSETS -- BEGINNING OF PERIOD..............................................             --       4,164,286            --
                                                                                    ----------       ----------   ----------

NET ASSETS -- END OF PERIOD....................................................     $2,005,936      $9,431,993    $4,164,286
                                                                                    ==========       ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................            260             721           371
  Redeemed.....................................................................            (53)           (183)           (5)
                                                                                    ----------       ----------   ----------
  Net Increase (Decrease)......................................................            207             538           366
                                                                                    ==========       ==========   ==========

                                                                                                           INVESCO V.I. MID CAP
                                                                                INVESCO V.I. LEISURE FUND    CORE EQUITY FUND
                                                                                ------------------------  ----------------------
                                                                                  2011         2010          2011        2010
                                                                                 --------     --------    ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (2,445)    $   (352)    $  (28,451) $   (4,611)
  Net realized gain (loss) on investments......................................    3,549          628         29,040       2,876
  Change in unrealized appreciation (depreciation) of investments..............  (23,427)      12,057       (225,536)    118,073
                                                                                 --------     --------    ----------  ----------
  Net Increase (decrease) in net assets from operations........................  (22,323)      12,333       (224,947)    116,338
                                                                                 --------     --------    ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  177,887       94,133      1,207,734   1,081,781
   Transfers between funds including guaranteed interest account, net..........   27,258       27,981        137,663     242,444
   Transfers for contract benefits and terminations............................   (2,064)          --        (36,918)     (8,395)
   Contract maintenance charges................................................      (24)          --           (240)         (3)
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  203,057      122,114      1,308,239   1,315,827
                                                                                 --------     --------    ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       --           --             --          --
                                                                                 --------     --------    ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  180,734      134,447      1,083,292   1,432,165
NET ASSETS -- BEGINNING OF PERIOD..............................................  134,447           --      1,432,799         634
                                                                                 --------     --------    ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $315,181     $134,447     $2,516,091  $1,432,799
                                                                                 ========     ========    ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.......................................................................       25           13            176         129
  Redeemed.....................................................................       (9)          (2)           (65)         (6)
                                                                                 --------     --------    ----------  ----------
  Net Increase (Decrease)......................................................       16           11            111         123
                                                                                 ========     ========    ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                INVESCO V.I. SMALL CAP   IVY FUNDS VIP
                                                                                     EQUITY FUND       ASSET STRATEGY (C)
                                                                                --------------------   ------------------
                                                                                   2011        2010           2011
                                                                                ----------   --------  ------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (26,281)  $ (5,405)     $  (28,551)
  Net realized gain (loss) on investments......................................     37,909    (25,501)       (126,608)
  Change in unrealized appreciation (depreciation) of investments..............   (141,658)   141,132        (429,100)
                                                                                ----------   --------      ----------
  Net Increase (decrease) in net assets from operations........................   (130,030)   110,226        (584,259)
                                                                                ----------   --------      ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,315,712    674,292       5,249,607
   Transfers between funds including guaranteed interest account, net..........    344,268    214,496       1,893,193
   Transfers for contract benefits and terminations............................    (38,449)   (48,638)        (98,373)
   Contract maintenance charges................................................       (172)        --             (94)
                                                                                ----------   --------      ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,621,359    840,150       7,044,333
                                                                                ----------   --------      ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --         --             499
                                                                                ----------   --------      ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,491,329    950,376       6,460,573
NET ASSETS -- BEGINNING OF PERIOD..............................................    950,376         --              --
                                                                                ----------   --------      ----------

NET ASSETS -- END OF PERIOD.................................................... $2,441,705   $950,376      $6,460,573
                                                                                ==========   ========      ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --         --           1,076
  Redeemed.....................................................................         --         --            (358)
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................         --         --             718
                                                                                ==========   ========      ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................        221        101              --
  Redeemed.....................................................................       (106)       (30)             --
                                                                                ----------   --------      ----------
  Net Increase (Decrease)......................................................        115         71              --
                                                                                ==========   ========      ==========

                                                                                IVY FUNDS VIP DIVIDEND
                                                                                     OPPORTUNITIES        IVY FUNDS VIP ENERGY
                                                                                ----------------------  -----------------------
                                                                                   2011        2010         2011        2010
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (29,952) $  (14,382) $   (90,890) $  (11,920)
  Net realized gain (loss) on investments......................................    205,863      (2,123)     213,470     (22,116)
  Change in unrealized appreciation (depreciation) of investments..............   (653,300)    511,615   (1,132,222)    468,805
                                                                                ----------  ----------  -----------  ----------
  Net Increase (decrease) in net assets from operations........................   (477,389)    495,110   (1,009,642)    434,769
                                                                                ----------  ----------  -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,408,366   3,292,575    5,245,122   1,874,270
   Transfers between funds including guaranteed interest account, net..........    419,993     670,688    1,626,952     559,232
   Transfers for contract benefits and terminations............................   (137,806)    (73,191)    (130,167)    (23,036)
   Contract maintenance charges................................................       (574)        (10)        (425)         --
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,689,979   3,890,062    6,741,482   2,410,466
                                                                                ----------  ----------  -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         74         197          458          42
                                                                                ----------  ----------  -----------  ----------
INCREASE (DECREASE) IN NET ASSETS..............................................  3,212,664   4,385,369    5,732,298   2,845,277
NET ASSETS -- BEGINNING OF PERIOD..............................................  4,398,788      13,419    2,845,748         471
                                                                                ----------  ----------  -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $7,611,452  $4,398,788  $ 8,578,046  $2,845,748
                                                                                ==========  ==========  ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        509         398          682         295
  Redeemed.....................................................................       (191)        (21)        (140)        (66)
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................        318         377          542         229
                                                                                ==========  ==========  ===========  ==========
UNIT ACTIVITY SERIES II
  Issued.......................................................................         --          --           --          --
  Redeemed.....................................................................         --          --           --          --
                                                                                ----------  ----------  -----------  ----------
  Net Increase (Decrease)......................................................         --          --           --          --
                                                                                ==========  ==========  ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP GLOBAL NATURAL
                                                                                       RESOURCES
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,349)   $  (26,243)
  Net realized gain (loss) on investments......................................     193,686       (23,831)
  Change in unrealized appreciation (depreciation) of investments..............  (2,254,071)      824,015
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (2,166,734)      773,941
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,531,746     3,357,438
   Transfers between funds including guaranteed interest account, net..........     828,109       840,262
   Transfers for contract benefits and terminations............................    (330,465)      (36,658)
   Contract maintenance charges................................................        (735)           (3)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   5,028,655     4,161,039
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         7,997
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   2,861,921     4,942,977
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,016,184        73,207
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $ 7,878,105    $5,016,184
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         751           471
  Redeemed.....................................................................        (318)          (59)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         433           412
                                                                                 ===========    ==========

                                                                                IVY FUNDS VIP HIGH INCOME
                                                                                -----------------------
                                                                                    2011         2010
                                                                                -----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   802,049   $   89,755
  Net realized gain (loss) on investments......................................     128,351       22,354
  Change in unrealized appreciation (depreciation) of investments..............    (491,371)     397,231
                                                                                -----------   ----------
  Net Increase (decrease) in net assets from operations........................     439,029      509,340
                                                                                -----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  10,148,647    6,833,466
   Transfers between funds including guaranteed interest account, net..........   4,213,433    1,759,195
   Transfers for contract benefits and terminations............................    (610,231)     (60,895)
   Contract maintenance charges................................................      (1,287)          (7)
                                                                                -----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  13,750,562    8,531,759
                                                                                -----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        7,999
                                                                                -----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,189,591    9,049,098
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,074,155       25,057
                                                                                -----------   ----------

NET ASSETS -- END OF PERIOD.................................................... $23,263,746   $9,074,155
                                                                                ===========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................       1,726          848
  Redeemed.....................................................................        (578)         (72)
                                                                                -----------   ----------
  Net Increase (Decrease)......................................................       1,148          776
                                                                                ===========   ==========

                                                                                IVY FUNDS VIP MID CAP GROWTH
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   134,634    $  (21,737)
  Net realized gain (loss) on investments......................................     325,380        10,693
  Change in unrealized appreciation (depreciation) of investments..............    (934,920)      663,279
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................    (474,906)      652,235
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   4,428,745     3,087,205
   Transfers between funds including guaranteed interest account, net..........   2,988,712       710,125
   Transfers for contract benefits and terminations............................    (568,874)      (42,819)
   Contract maintenance charges................................................        (677)           (4)
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   6,847,906     3,754,507
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         501            --
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,373,501     4,406,742
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,427,374        20,632
                                                                                 -----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $10,800,875    $4,427,374
                                                                                 ===========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         787           337
  Redeemed.....................................................................        (299)          (11)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         488           326
                                                                                 ===========    ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                IVY FUNDS VIP SCIENCE AND IVY FUNDS VIP SMALL CAP
                                                                                      TECHNOLOGY                  GROWTH
                                                                                ------------------------  ----------------------
                                                                                   2011         2010         2011        2010
                                                                                ----------   ----------   ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   99,331   $  (17,200)  $  (32,215) $  (20,635)
  Net realized gain (loss) on investments......................................    110,943       35,891      214,618       6,893
  Change in unrealized appreciation (depreciation) of investments..............   (883,390)     226,046     (982,628)    614,001
                                                                                ----------   ----------   ----------  ----------
  Net Increase (decrease) in net assets from operations........................   (673,116)     244,737     (800,225)    600,259
                                                                                ----------   ----------   ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  4,050,997    2,180,871    2,971,515   2,563,013
   Transfers between funds including guaranteed interest account, net..........    794,879      309,419      306,866     601,042
   Transfers for contract benefits and terminations............................   (123,045)     (56,595)    (344,498)    (24,472)
   Contract maintenance charges................................................       (549)          (2)        (409)         (3)
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,722,282    2,433,693    2,933,474   3,139,580
                                                                                ----------   ----------   ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        435           65           --       5,000
                                                                                ----------   ----------   ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,049,601    2,678,495    2,133,249   3,744,839
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,680,479        1,984    3,748,119       3,280
                                                                                ----------   ----------   ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,730,080   $2,680,479   $5,881,368  $3,748,119
                                                                                ==========   ==========   ==========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        625          250          386         296
  Redeemed.....................................................................       (238)         (23)        (168)        (17)
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................        387          227          218         279
                                                                                ==========   ==========   ==========  ==========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................         --           --           --          --
  Redeemed.....................................................................         --           --           --          --
                                                                                ----------   ----------   ----------  ----------
  Net Increase (Decrease)......................................................         --           --           --          --
                                                                                ==========   ==========   ==========  ==========

                                                                                LAZARD RETIREMENT EMERGING
                                                                                MARKETS EQUITY PORTFOLIO
                                                                                ------------------------
                                                                                    2011          2010
                                                                                -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   268,197   $    64,079
  Net realized gain (loss) on investments......................................     161,512        33,247
  Change in unrealized appreciation (depreciation) of investments..............  (5,462,153)    1,144,429
                                                                                -----------   -----------
  Net Increase (decrease) in net assets from operations........................  (5,032,444)    1,241,755
                                                                                -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,335,076    10,027,200
   Transfers between funds including guaranteed interest account, net..........   2,497,689     1,947,357
   Transfers for contract benefits and terminations............................    (636,240)     (107,238)
   Contract maintenance charges................................................      (2,195)           --
                                                                                -----------   -----------
  Net increase (decrease) in net assets from contractowner transactions........  19,194,330    11,867,319
                                                                                -----------   -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --         4,997
                                                                                -----------   -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  14,161,886    13,114,071
NET ASSETS -- BEGINNING OF PERIOD..............................................  13,136,593        22,522
                                                                                -----------   -----------

NET ASSETS -- END OF PERIOD.................................................... $27,298,479   $13,136,593
                                                                                ===========   ===========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --            --
  Redeemed.....................................................................          --            --
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................          --            --
                                                                                ===========   ===========
UNIT ACTIVITY SERVICE SHARES
  Issued.......................................................................       2,069         1,105
  Redeemed.....................................................................        (397)          (43)
                                                                                -----------   -----------
  Net Increase (Decrease)......................................................       1,672         1,062
                                                                                ===========   ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                 LORD ABBETT                 LORD ABBETT
                                                                                    BOND       LORD ABBETT     GROWTH
                                                                                  DEBENTURE   CLASSIC STOCK OPPORTUNITIES
                                                                                PORTFOLIO (C) PORTFOLIO (C) PORTFOLIO (C)
                                                                                ------------- ------------- -------------
                                                                                    2011          2011          2011
                                                                                ------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................   $ 37,411     $    1,788     $  (4,031)
  Net realized gain (loss) on investments......................................      4,434         (7,765)      123,548
  Change in unrealized appreciation (depreciation) of investments..............    (35,129)       (36,546)     (181,899)
                                                                                  --------     ----------     ---------
  Net Increase (decrease) in net assets from operations........................      6,716        (42,523)      (62,382)
                                                                                  --------     ----------     ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    576,361      1,057,723       591,208
   Transfers between funds including guaranteed interest account, net..........    247,633         39,910        82,482
   Transfers for contract benefits and terminations............................     (4,103)        (5,379)       (8,664)
   Contract maintenance charges................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net increase (decrease) in net assets from contractowner transactions........    819,891      1,092,254       665,026
                                                                                  --------     ----------     ---------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         31             29            17
                                                                                  --------     ----------     ---------

INCREASE (DECREASE) IN NET ASSETS..............................................    826,638      1,049,760       602,661
NET ASSETS -- BEGINNING OF PERIOD..............................................         --             --            --
                                                                                  --------     ----------     ---------

NET ASSETS -- END OF PERIOD....................................................   $826,638     $1,049,760     $ 602,661
                                                                                  ========     ==========     =========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................         --             --            --
  Redeemed.....................................................................         --             --            --
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         --             --            --
                                                                                  ========     ==========     =========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         97            163            94
  Redeemed.....................................................................        (15)           (42)          (21)
                                                                                  --------     ----------     ---------
  Net Increase (Decrease)......................................................         82            121            73
                                                                                  ========     ==========     =========


                                                                                  MFS(R) INTERNATIONAL
                                                                                    VALUE PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (19,863) $  (20,072)
  Net realized gain (loss) on investments......................................     114,738       1,780
  Change in unrealized appreciation (depreciation) of investments..............    (629,382)    405,374
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (534,507)    387,082
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   7,808,361   4,346,575
   Transfers between funds including guaranteed interest account, net..........   1,706,319     753,351
   Transfers for contract benefits and terminations............................    (223,830)    (69,928)
   Contract maintenance charges................................................      (1,037)         (6)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   9,289,813   5,029,992
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,755,306   5,422,071
NET ASSETS -- BEGINNING OF PERIOD..............................................   5,424,591       2,520
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $14,179,897  $5,424,591
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................       1,074         523
  Redeemed.....................................................................        (221)        (22)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         853         501
                                                                                ===========  ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========


                                                                                MFS(R) INVESTORS GROWTH STOCK
                                                                                        SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (32,600)    $   (8,018)
  Net realized gain (loss) on investments......................................    177,894          1,529
  Change in unrealized appreciation (depreciation) of investments..............   (200,709)       192,276
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    (55,415)       185,787
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,489,388      1,573,066
   Transfers between funds including guaranteed interest account, net..........     23,430        122,655
   Transfers for contract benefits and terminations............................    (64,398)        (7,400)
   Contract maintenance charges................................................       (254)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,448,166      1,688,321
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        429             73
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,393,180      1,874,181
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,874,181             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $3,267,361     $1,874,181
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        325            165
  Redeemed.....................................................................       (201)            (3)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        124            162
                                                                                 ==========     ==========
UNIT ACTIVITY VC SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MFS(R) INVESTORS TRUST SERIES
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (12,102)    $   (4,935)
  Net realized gain (loss) on investments......................................     36,451          2,000
  Change in unrealized appreciation (depreciation) of investments..............   (141,875)       109,869
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (117,526)       106,934
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,529,309      1,002,551
   Transfers between funds including guaranteed interest account, net..........     22,946        147,780
   Transfers for contract benefits and terminations............................    (52,454)        (8,259)
   Contract maintenance charges................................................       (231)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,499,570      1,142,072
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,382,044      1,249,006
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,249,006             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $2,631,050     $1,249,006
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        194            120
  Redeemed.....................................................................        (62)            (9)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        132            111
                                                                                 ==========     ==========

                                                                                MFS(R) TECHNOLOGY PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (41,075)   $  (10,172)
  Net realized gain (loss) on investments......................................    149,913        (6,570)
  Change in unrealized appreciation (depreciation) of investments..............   (165,255)      204,827
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    (56,417)      188,085
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,456,635     1,463,738
   Transfers between funds including guaranteed interest account, net..........    410,623       257,417
   Transfers for contract benefits and terminations............................   (112,423)      (10,492)
   Contract maintenance charges................................................       (282)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  1,754,553     1,710,663
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        428            72
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  1,698,564     1,898,820
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,898,820            --
                                                                                 ----------    ----------

NET ASSETS -- END OF PERIOD.................................................... $3,597,384    $1,898,820
                                                                                 ==========    ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        258           181
  Redeemed.....................................................................       (117)          (25)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        141           156
                                                                                 ==========    ==========

                                                                                MFS(R) UTILITIES SERIES
                                                                                ----------------------
                                                                                   2011        2010
                                                                                ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   55,881  $      321
  Net realized gain (loss) on investments......................................    101,998       3,866
  Change in unrealized appreciation (depreciation) of investments..............    (12,899)    151,823
                                                                                ----------  ----------
  Net Increase (decrease) in net assets from operations........................    144,980     156,010
                                                                                ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,372,460   1,202,233
   Transfers between funds including guaranteed interest account, net..........  1,950,969     294,963
   Transfers for contract benefits and terminations............................    (55,032)     (4,784)
   Contract maintenance charges................................................       (240)         (1)
                                                                                ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,268,157   1,492,411
                                                                                ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        444          55
                                                                                ----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,413,581   1,648,476
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,648,476          --
                                                                                ----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $6,062,057  $1,648,476
                                                                                ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.......................................................................        452         149
  Redeemed.....................................................................       (101)         (9)
                                                                                ----------  ----------
  Net Increase (Decrease)......................................................        351         140
                                                                                ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER AGGRESSIVE
                                                                                        EQUITY* (B)
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (7,884,775) $ (3,300,754)
  Net realized gain (loss) on investments......................................       565,834   (10,011,442)
  Change in unrealized appreciation (depreciation) of investments..............   (31,253,911)   67,064,699
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (38,572,852)   53,752,503
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,442,145     6,396,795
   Transfers between funds including guaranteed interest account, net..........   (36,944,938)  209,262,252
   Transfers for contract benefits and terminations............................   (36,721,448)  (22,771,842)
   Contract maintenance charges................................................    (7,266,769)   (5,214,681)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (73,491,010)  187,672,524
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        10,002         5,306
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (112,053,860)  241,430,333
NET ASSETS -- BEGINNING OF PERIOD..............................................   579,538,936   338,108,603
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 467,485,076  $579,538,936
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        11,654        14,223
  Redeemed.....................................................................       (15,283)       (4,635)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (3,629)        9,588
                                                                                =============  ============

                                                                                    MULTIMANAGER CORE BOND*
                                                                                ------------------------------
                                                                                     2011            2010
                                                                                --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,316,693  $   14,969,343
  Net realized gain (loss) on investments......................................     59,685,946      31,944,676
  Change in unrealized appreciation (depreciation) of investments..............    (24,544,791)      2,327,617
                                                                                --------------  --------------
  Net Increase (decrease) in net assets from operations........................     48,457,848      49,241,636
                                                                                --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     43,425,121      54,471,139
   Transfers between funds including guaranteed interest account, net..........    159,302,963      99,642,576
   Transfers for contract benefits and terminations............................    (90,705,087)    (76,218,848)
   Contract maintenance charges................................................    (15,967,267)    (14,448,356)
                                                                                --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions........     96,055,730      63,446,511
                                                                                --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          9,998              --
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS..............................................    144,523,576     112,688,147
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,150,821,789   1,038,133,642
                                                                                --------------  --------------

NET ASSETS -- END OF PERIOD.................................................... $1,295,345,365  $1,150,821,789
                                                                                ==============  ==============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         63,639          32,660
  Redeemed.....................................................................        (56,251)        (27,671)
                                                                                --------------  --------------
  Net Increase (Decrease)......................................................          7,388           4,989
                                                                                ==============  ==============

                                                                                        MULTIMANAGER
                                                                                   INTERNATIONAL EQUITY*
                                                                                ---------------------------
                                                                                     2011          2010
                                                                                -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $     590,594  $  6,306,819
  Net realized gain (loss) on investments......................................   (22,647,381)  (30,024,963)
  Change in unrealized appreciation (depreciation) of investments..............   (57,874,848)   44,641,850
                                                                                -------------  ------------
  Net Increase (decrease) in net assets from operations........................   (79,931,635)   20,923,706
                                                                                -------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................     7,689,436     8,962,430
   Transfers between funds including guaranteed interest account, net..........   (11,521,718)  (16,962,668)
   Transfers for contract benefits and terminations............................   (22,297,990)  (19,864,038)
   Contract maintenance charges................................................    (5,684,668)   (5,971,528)
                                                                                -------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (31,814,940)  (33,835,804)
                                                                                -------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        24,998        20,500
                                                                                -------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (111,721,577)  (12,891,598)
NET ASSETS -- BEGINNING OF PERIOD..............................................   445,015,038   457,906,636
                                                                                -------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $ 333,293,461  $445,015,038
                                                                                =============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        14,213         3,288
  Redeemed.....................................................................       (16,602)       (6,035)
                                                                                -------------  ------------
  Net Increase (Decrease)......................................................        (2,389)       (2,747)
                                                                                =============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                MULTIMANAGER LARGE CAP CORE
                                                                                          EQUITY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,650,400) $ (1,609,490)
  Net realized gain (loss) on investments......................................     (376,630)   (5,914,448)
  Change in unrealized appreciation (depreciation) of investments..............  (10,729,788)   20,335,514
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (12,756,818)   12,811,576
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    3,897,390     3,422,349
   Transfers between funds including guaranteed interest account, net..........      804,459     5,498,775
   Transfers for contract benefits and terminations............................   (8,818,051)   (7,545,457)
   Contract maintenance charges................................................   (1,926,093)   (1,793,031)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (6,042,295)     (417,364)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (18,789,113)   12,394,212
NET ASSETS -- BEGINNING OF PERIOD..............................................  145,357,536   132,963,324
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $126,568,423  $145,357,536
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................        7,701         2,847
  Redeemed.....................................................................       (8,312)       (2,943)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (611)          (96)
                                                                                ============  ============

                                                                                  MULTIMANAGER LARGE CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (1,711,358) $ (2,260,430)
  Net realized gain (loss) on investments......................................  (15,927,306)  (20,081,892)
  Change in unrealized appreciation (depreciation) of investments..............   (6,200,830)   63,553,047
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (23,839,494)   41,210,725
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    6,239,641     7,645,471
   Transfers between funds including guaranteed interest account, net..........  (21,537,376)  (18,493,905)
   Transfers for contract benefits and terminations............................  (23,210,437)  (21,956,412)
   Contract maintenance charges................................................   (4,855,251)   (5,061,232)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (43,363,423)  (37,866,078)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       23,285        10,715
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (67,179,632)    3,355,362
NET ASSETS -- BEGINNING OF PERIOD..............................................  390,158,596   386,803,234
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $322,978,964  $390,158,596
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,031         2,095
  Redeemed.....................................................................      (16,462)       (5,348)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,431)       (3,253)
                                                                                ============  ============

                                                                                   MULTIMANAGER MID CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (4,950,107) $ (4,486,343)
  Net realized gain (loss) on investments......................................    4,265,882   (11,872,172)
  Change in unrealized appreciation (depreciation) of investments..............  (29,427,772)   86,729,962
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (30,111,997)   70,371,447
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,682,211     5,903,356
   Transfers between funds including guaranteed interest account, net..........  (13,309,166)      236,202
   Transfers for contract benefits and terminations............................  (23,486,952)  (17,993,249)
   Contract maintenance charges................................................   (4,542,864)   (4,129,294)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (35,656,771)  (15,982,985)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       25,516         4,484
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (65,743,252)   54,392,946
NET ASSETS -- BEGINNING OF PERIOD..............................................  351,918,776   297,525,830
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $286,175,524  $351,918,776
                                                                                ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       12,750         3,776
  Redeemed.....................................................................      (15,653)       (5,462)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (2,903)       (1,686)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                   MULTIMANAGER MID CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,754,180) $ (2,481,550)
  Net realized gain (loss) on investments......................................    4,239,303    (7,974,382)
  Change in unrealized appreciation (depreciation) of investments..............  (58,698,724)   86,985,030
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (60,213,601)   76,529,098
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,508,274     8,105,066
   Transfers between funds including guaranteed interest account, net..........   13,237,116    11,044,753
   Transfers for contract benefits and terminations............................  (24,283,664)  (20,165,978)
   Contract maintenance charges................................................   (5,368,284)   (4,820,401)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........   (8,906,558)   (5,836,560)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       24,999        16,500
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (69,095,160)   70,709,038
NET ASSETS -- BEGINNING OF PERIOD..............................................  412,468,795   341,759,757
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $343,373,635  $412,468,795
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       13,414         4,226
  Redeemed.....................................................................      (14,111)       (4,804)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................         (697)         (578)
                                                                                ============  ============

                                                                                    MULTIMANAGER MULTI-
                                                                                       SECTOR BOND*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 14,609,978  $  7,139,639
  Net realized gain (loss) on investments......................................  (40,965,657)  (43,869,658)
  Change in unrealized appreciation (depreciation) of investments..............   48,131,497    66,814,688
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................   21,775,818    30,084,669
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,540,092     9,246,784
   Transfers between funds including guaranteed interest account, net..........   20,995,393    51,873,040
   Transfers for contract benefits and terminations............................  (47,895,293)  (42,777,795)
   Contract maintenance charges................................................   (7,679,861)   (7,490,513)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (27,039,669)   10,851,516
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       28,693        37,999
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................   (5,235,158)   40,974,184
NET ASSETS -- BEGINNING OF PERIOD..............................................  619,465,685   578,491,501
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $614,230,527  $619,465,685
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       24,283         9,449
  Redeemed.....................................................................      (25,579)       (7,856)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,296)        1,593
                                                                                ============  ============

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          GROWTH*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (3,150,088) $ (3,035,539)
  Net realized gain (loss) on investments......................................      273,172    (9,987,140)
  Change in unrealized appreciation (depreciation) of investments..............  (34,258,406)   61,443,500
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (37,135,322)   48,420,821
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    4,998,248     5,913,458
   Transfers between funds including guaranteed interest account, net..........  (13,657,298)   (3,629,128)
   Transfers for contract benefits and terminations............................  (11,817,990)   (9,590,691)
   Contract maintenance charges................................................   (3,096,628)   (2,959,627)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (23,573,668)  (10,265,988)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       10,000            --
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS..............................................  (60,698,990)   38,154,833
NET ASSETS -- BEGINNING OF PERIOD..............................................  238,116,044   199,961,211
                                                                                ------------  ------------

NET ASSETS -- END OF PERIOD.................................................... $177,417,054  $238,116,044
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       17,212         5,949
  Redeemed.....................................................................      (20,377)       (7,430)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,165)       (1,481)
                                                                                ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                  MULTIMANAGER SMALL CAP
                                                                                          VALUE*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (5,760,956) $ (5,585,595)
  Net realized gain (loss) on investments......................................  (17,991,023)  (39,496,152)
  Change in unrealized appreciation (depreciation) of investments..............  (18,742,289)  132,997,447
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (42,494,268)   87,915,700
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    5,296,362     6,361,073
   Transfers between funds including guaranteed interest account, net..........  (25,444,413)  (17,602,238)
   Transfers for contract benefits and terminations............................  (30,195,343)  (26,593,649)
   Contract maintenance charges................................................   (5,158,689)   (5,355,840)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (55,502,083)  (43,190,654)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       26,590        28,835
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (97,969,761)   44,753,881
NET ASSETS -- BEGINNING OF PERIOD..............................................  463,525,546   418,771,665
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $365,555,785  $463,525,546
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       11,278         3,839
  Redeemed.....................................................................      (15,207)       (7,339)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (3,929)       (3,500)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                 MULTIMANAGER TECHNOLOGY*
                                                                                --------------------------
                                                                                    2011          2010
                                                                                ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ (6,002,375) $ (5,350,390)
  Net realized gain (loss) on investments......................................   15,578,501     8,933,618
  Change in unrealized appreciation (depreciation) of investments..............  (35,513,441)   49,871,744
                                                                                ------------  ------------
  Net Increase (decrease) in net assets from operations........................  (25,937,315)   53,454,972
                                                                                ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................    7,037,038     8,805,930
   Transfers between funds including guaranteed interest account, net..........    2,306,548     8,218,313
   Transfers for contract benefits and terminations............................  (25,027,884)  (20,104,444)
   Contract maintenance charges................................................   (5,445,045)   (4,791,220)
                                                                                ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions........  (21,129,343)   (7,871,421)
                                                                                ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.           --            --
                                                                                ------------  ------------

INCREASE (DECREASE) IN NET ASSETS..............................................  (47,066,658)   45,583,551
NET ASSETS -- BEGINNING OF PERIOD..............................................  410,615,670   365,032,119
                                                                                ------------  ------------
NET ASSETS -- END OF PERIOD.................................................... $363,549,012  $410,615,670
                                                                                ============  ============
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................       19,848         9,748
  Redeemed.....................................................................      (21,717)      (10,861)
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................       (1,869)       (1,113)
                                                                                ============  ============
UNIT ACTIVITY CLASS 2
  Issued.......................................................................           --            --
  Redeemed.....................................................................           --            --
                                                                                ------------  ------------
  Net Increase (Decrease)......................................................           --            --
                                                                                ============  ============

                                                                                MUTUAL SHARES SECURITIES
                                                                                       FUND (A)
                                                                                ----------------------
                                                                                   2011         2010
                                                                                ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   53,853   $    1,005
  Net realized gain (loss) on investments......................................     14,888          (68)
  Change in unrealized appreciation (depreciation) of investments..............   (242,829)      78,050
                                                                                ----------   ----------
  Net Increase (decrease) in net assets from operations........................   (174,088)      78,987
                                                                                ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,514,329    1,293,546
   Transfers between funds including guaranteed interest account, net..........    834,742      192,509
   Transfers for contract benefits and terminations............................    (93,895)      (3,170)
   Contract maintenance charges................................................       (370)          --
                                                                                ----------   ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,254,806    1,482,885
                                                                                ----------   ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        436           63
                                                                                ----------   ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,081,154    1,561,935
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,561,935           --
                                                                                ----------   ----------
NET ASSETS -- END OF PERIOD.................................................... $5,643,089   $1,561,935
                                                                                ==========   ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.......................................................................         --           --
  Redeemed.....................................................................         --           --
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................         --           --
                                                                                ==========   ==========
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        568          147
  Redeemed.....................................................................       (175)          (1)
                                                                                ----------   ----------
  Net Increase (Decrease)......................................................        393          146
                                                                                ==========   ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisors Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST COMMODITYREALRETURN(R)
                                                                                   STRATEGY PORTFOLIO
                                                                                ---------------------------
                                                                                    2011          2010
                                                                                 -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,018,861    $  204,287
  Net realized gain (loss) on investments......................................      90,665        58,047
  Change in unrealized appreciation (depreciation) of investments..............  (2,283,978)      350,502
                                                                                 -----------    ----------
  Net Increase (decrease) in net assets from operations........................  (1,174,452)      612,836
                                                                                 -----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   6,095,590     2,893,946
   Transfers between funds including guaranteed interest account, net..........   1,741,746       610,171
   Transfers for contract benefits and terminations............................    (141,268)      (30,858)
   Contract maintenance charges................................................        (551)           --
                                                                                 -----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........   7,695,517     3,473,259
                                                                                 -----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         500           200
                                                                                 -----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   6,521,565     4,086,295
NET ASSETS -- BEGINNING OF PERIOD..............................................   4,086,295            --
                                                                                 -----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $10,607,860    $4,086,295
                                                                                 ===========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         808           326
  Redeemed.....................................................................        (224)          (10)
                                                                                 -----------    ----------
  Net Increase (Decrease)......................................................         584           316
                                                                                 ===========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                TRUST EMERGING MARKETS BOND
                                                                                       PORTFOLIO
                                                                                --------------------------
                                                                                   2011          2010
                                                                                 ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  275,783    $   69,368
  Net realized gain (loss) on investments......................................     63,020        33,647
  Change in unrealized appreciation (depreciation) of investments..............    (18,207)      (12,577)
                                                                                 ----------    ----------
  Net Increase (decrease) in net assets from operations........................    320,596        90,438
                                                                                 ----------    ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  3,199,013     4,628,318
   Transfers between funds including guaranteed interest account, net..........  1,249,104       475,640
   Transfers for contract benefits and terminations............................   (315,375)      (52,766)
   Contract maintenance charges................................................       (812)           --
                                                                                 ----------    ----------
  Net increase (decrease) in net assets from contractowner transactions........  4,131,930     5,051,192
                                                                                 ----------    ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        790           384
                                                                                 ----------    ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  4,453,316     5,142,014
NET ASSETS -- BEGINNING OF PERIOD..............................................  5,237,956        95,942
                                                                                 ----------    ----------
NET ASSETS -- END OF PERIOD.................................................... $9,691,272    $5,237,956
                                                                                 ==========    ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................        729           512
  Redeemed.....................................................................       (366)          (50)
                                                                                 ----------    ----------
  Net Increase (Decrease)......................................................        363           462
                                                                                 ==========    ==========

                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST REAL RETURN
                                                                                       PORTFOLIO
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    65,240  $   57,951
  Net realized gain (loss) on investments......................................   1,228,845      34,827
  Change in unrealized appreciation (depreciation) of investments..............     534,326     (50,511)
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................   1,828,411      42,267
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  17,924,736   8,902,445
   Transfers between funds including guaranteed interest account, net..........   5,061,621   1,110,278
   Transfers for contract benefits and terminations............................    (736,649)   (144,553)
   Contract maintenance charges................................................      (1,761)         (4)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  22,247,947   9,868,166
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       3,803         500
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  24,080,161   9,910,933
NET ASSETS -- BEGINNING OF PERIOD..............................................   9,981,898      70,965
                                                                                -----------  ----------
NET ASSETS -- END OF PERIOD.................................................... $34,062,059  $9,981,898
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       2,700         979
  Redeemed.....................................................................        (721)        (46)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................       1,979         933
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                PIMCO VARIABLE INSURANCE
                                                                                   TRUST TOTAL RETURN
                                                                                        PORTFOLIO           PROFUND VP BEAR
                                                                                ------------------------  ------------------
                                                                                    2011         2010       2011      2010
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   427,606  $   559,548  $(10,131) $ (3,972)
  Net realized gain (loss) on investments......................................     727,420      204,378   (81,574)  (14,568)
  Change in unrealized appreciation (depreciation) of investments..............    (527,898)    (666,627)    5,881   (62,175)
                                                                                -----------  -----------  --------  --------
  Net Increase (decrease) in net assets from operations........................     627,128       97,299   (85,824)  (80,715)
                                                                                -----------  -----------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  27,111,097   21,875,302   107,940   370,498
   Transfers between funds including guaranteed interest account, net..........   5,807,725    2,212,962   389,826   134,042
   Transfers for contract benefits and terminations............................  (1,555,215)    (170,457)  (12,964)   (8,433)
   Contract maintenance charges................................................      (3,025)         (20)      (99)       --
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in net assets from contractowner transactions........  31,360,582   23,917,787   484,703   496,107
                                                                                -----------  -----------  --------  --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       2,364        2,376        --     4,999
                                                                                -----------  -----------  --------  --------
INCREASE (DECREASE) IN NET ASSETS..............................................  31,990,074   24,017,462   398,879   420,391
NET ASSETS -- BEGINNING OF PERIOD..............................................  24,095,593       78,131   431,501    11,110
                                                                                -----------  -----------  --------  --------
NET ASSETS -- END OF PERIOD.................................................... $56,085,667  $24,095,593  $830,380  $431,501
                                                                                ===========  ===========  ========  ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................       4,046        2,431        --        --
  Redeemed.....................................................................      (1,137)        (171)       --        --
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................       2,909        2,260        --        --
                                                                                ===========  ===========  ========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --           --       483       126
  Redeemed.....................................................................          --           --      (420)      (72)
                                                                                -----------  -----------  --------  --------
  Net Increase (Decrease)......................................................          --           --        63        54
                                                                                ===========  ===========  ========  ========


                                                                                PROFUND VP BIOTECHNOLOGY
                                                                                -----------------------
                                                                                   2011         2010
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (22,069)   $ (3,975)
  Net realized gain (loss) on investments......................................     40,406      (2,698)
  Change in unrealized appreciation (depreciation) of investments..............     39,079      27,806
                                                                                 ----------   --------
  Net Increase (decrease) in net assets from operations........................     57,416      21,133
                                                                                 ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  1,163,535     558,226
   Transfers between funds including guaranteed interest account, net..........    228,110     162,608
   Transfers for contract benefits and terminations............................    (48,771)     (3,516)
   Contract maintenance charges................................................       (161)         --
                                                                                 ----------   --------
  Net increase (decrease) in net assets from contractowner transactions........  1,342,713     717,318
                                                                                 ----------   --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.        459          40
                                                                                 ----------   --------
INCREASE (DECREASE) IN NET ASSETS..............................................  1,400,588     738,491
NET ASSETS -- BEGINNING OF PERIOD..............................................    742,095       3,604
                                                                                 ----------   --------
NET ASSETS -- END OF PERIOD.................................................... $2,142,683    $742,095
                                                                                 ==========   ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.......................................................................         --          --
  Redeemed.....................................................................         --          --
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................         --          --
                                                                                 ==========   ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................        187          75
  Redeemed.....................................................................        (63)         (4)
                                                                                 ----------   --------
  Net Increase (Decrease)......................................................        124          71
                                                                                 ==========   ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                RYDEX | SGI VT ALTERNATIVE  RYDEX | SGI VT
                                                                                  STRATEGIES ALLOCATION     MANAGED FUTURES
                                                                                         FUND (C)          STRATEGY FUND (C)
                                                                                -------------------------- -----------------
                                                                                           2011                  2011
                                                                                -------------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).................................................          $  4,828              $ (2,106)
  Net realized gain (loss) on investments......................................              (142)               (3,388)
  Change in unrealized appreciation (depreciation) of investments..............           (11,766)              (17,396)
                                                                                         --------              --------
  Net Increase (decrease) in net assets from operations........................            (7,080)              (22,890)
                                                                                         --------              --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................           273,756               206,299
   Transfers between funds including guaranteed interest account, net..........           103,303               188,469
   Transfers for contract benefits and terminations............................            (1,229)               (1,087)
   Contract maintenance charges................................................                --                    --
                                                                                         --------              --------
  Net increase (decrease) in net assets from contractowner transactions........           375,830               393,681
                                                                                         --------              --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.                13                    13
                                                                                         --------              --------

INCREASE (DECREASE) IN NET ASSETS..............................................           368,763               370,804
NET ASSETS -- BEGINNING OF PERIOD..............................................                --                    --
                                                                                         --------              --------

NET ASSETS -- END OF PERIOD....................................................          $368,763              $370,804
                                                                                         ========              ========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY CLASS II
  Issued.......................................................................                --                    --
  Redeemed.....................................................................                --                    --
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                --                    --
                                                                                         ========              ========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................                47                    54
  Redeemed.....................................................................                (8)                  (13)
                                                                                         --------              --------
  Net Increase (Decrease)......................................................                39                    41
                                                                                         ========              ========

                                                                                T. ROWE PRICE HEALTH SCIENCES
                                                                                       PORTFOLIO
                                                                                ----------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (49,901)    $  (10,824)
  Net realized gain (loss) on investments......................................    204,477          1,136
  Change in unrealized appreciation (depreciation) of investments..............     44,225        172,997
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................    198,801        163,309
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,344,683      1,491,765
   Transfers between funds including guaranteed interest account, net..........  1,163,389        200,425
   Transfers for contract benefits and terminations............................    (66,822)       (28,346)
   Contract maintenance charges................................................       (373)            --
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  3,440,877      1,663,844
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         87             --
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  3,639,765      1,827,153
NET ASSETS -- BEGINNING OF PERIOD..............................................  1,827,153             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $5,466,918     $1,827,153
                                                                                 ==========     ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................        369            164
  Redeemed.....................................................................       (102)           (11)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        267            153
                                                                                 ==========     ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................         --             --
  Redeemed.....................................................................         --             --
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................         --             --
                                                                                 ==========     ==========

                                                                                  TEMPLETON DEVELOPING
                                                                                MARKETS SECURITIES FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   (22,418) $   (1,184)
  Net realized gain (loss) on investments......................................     143,292       2,508
  Change in unrealized appreciation (depreciation) of investments..............  (1,045,502)    363,435
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................    (924,628)    364,759
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   2,232,822   2,487,364
   Transfers between funds including guaranteed interest account, net..........     295,463     488,297
   Transfers for contract benefits and terminations............................    (218,741)    (27,332)
   Contract maintenance charges................................................        (617)         (1)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........   2,308,927   2,948,328
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --       4,997
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   1,384,299   3,318,084
NET ASSETS -- BEGINNING OF PERIOD..............................................   3,346,197      28,113
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $ 4,730,496  $3,346,197
                                                                                ===========  ==========
CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................         509         289
  Redeemed.....................................................................        (311)        (11)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         198         278
                                                                                ===========  ==========
UNIT ACTIVITY CLASS II
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========
UNIT ACTIVITY COMMON SHARES
  Issued.......................................................................          --          --
  Redeemed.....................................................................          --          --
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................          --          --
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                TEMPLETON FOREIGN SECURITIES
                                                                                         FUND
                                                                                ---------------------------
                                                                                   2011           2010
                                                                                 ----------     ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $   13,599     $   (1,459)
  Net realized gain (loss) on investments......................................     66,062          1,659
  Change in unrealized appreciation (depreciation) of investments..............   (818,932)       264,898
                                                                                 ----------     ----------
  Net Increase (decrease) in net assets from operations........................   (739,271)       265,098
                                                                                 ----------     ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  2,972,482      2,354,307
   Transfers between funds including guaranteed interest account, net..........    (73,635)       270,295
   Transfers for contract benefits and terminations............................    (94,101)       (52,322)
   Contract maintenance charges................................................       (384)            (4)
                                                                                 ----------     ----------
  Net increase (decrease) in net assets from contractowner transactions........  2,804,362      2,572,276
                                                                                 ----------     ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         --            301
                                                                                 ----------     ----------

INCREASE (DECREASE) IN NET ASSETS..............................................  2,065,091      2,837,675
NET ASSETS -- BEGINNING OF PERIOD..............................................  2,837,675             --
                                                                                 ----------     ----------

NET ASSETS -- END OF PERIOD.................................................... $4,902,766     $2,837,675
                                                                                 ==========     ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        367            277
  Redeemed.....................................................................       (114)           (13)
                                                                                 ----------     ----------
  Net Increase (Decrease)......................................................        253            264
                                                                                 ==========     ==========

                                                                                  TEMPLETON GLOBAL BOND
                                                                                     SECURITIES FUND
                                                                                ------------------------
                                                                                    2011         2010
                                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $ 1,153,345  $   (31,071)
  Net realized gain (loss) on investments......................................     309,257       37,100
  Change in unrealized appreciation (depreciation) of investments..............  (2,909,625)     580,760
                                                                                -----------  -----------
  Net Increase (decrease) in net assets from operations........................  (1,447,023)     586,789
                                                                                -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................  24,101,112   14,434,071
   Transfers between funds including guaranteed interest account, net..........   4,995,674    2,034,654
   Transfers for contract benefits and terminations............................    (871,940)    (169,125)
   Contract maintenance charges................................................      (2,709)          (4)
                                                                                -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions........  28,222,137   16,299,596
                                                                                -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.          --        9,996
                                                                                -----------  -----------

INCREASE (DECREASE) IN NET ASSETS..............................................  26,775,114   16,896,381
NET ASSETS -- BEGINNING OF PERIOD..............................................  16,923,116       26,735
                                                                                -----------  -----------

NET ASSETS -- END OF PERIOD.................................................... $43,698,230  $16,923,116
                                                                                ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................       3,113        1,539
  Redeemed.....................................................................        (659)         (50)
                                                                                -----------  -----------
  Net Increase (Decrease)......................................................       2,454        1,489
                                                                                ===========  ===========

                                                                                TEMPLETON GROWTH SECURITIES
                                                                                      FUND (A)
                                                                                --------------------------
                                                                                   2011          2010
                                                                                  ---------     --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $    (273)     $   (535)
  Net realized gain (loss) on investments......................................    22,253            42
  Change in unrealized appreciation (depreciation) of investments..............  (117,532)       46,348
                                                                                  ---------     --------
  Net Increase (decrease) in net assets from operations........................   (95,552)       45,855
                                                                                  ---------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   493,379       393,337
   Transfers between funds including guaranteed interest account, net..........   (57,823)      190,068
   Transfers for contract benefits and terminations............................   (40,035)       (9,860)
   Contract maintenance charges................................................       (65)           --
                                                                                  ---------     --------
  Net increase (decrease) in net assets from contractowner transactions........   395,456       573,545
                                                                                  ---------     --------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.       (25)           28
                                                                                  ---------     --------

INCREASE (DECREASE) IN NET ASSETS..............................................   299,879       619,428
NET ASSETS -- BEGINNING OF PERIOD..............................................   619,428            --
                                                                                  ---------     --------

NET ASSETS -- END OF PERIOD.................................................... $ 919,307      $619,428
                                                                                  =========     ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.......................................................................        94            63
  Redeemed.....................................................................       (57)           (3)
                                                                                  ---------     --------
  Net Increase (Decrease)......................................................        37            60
                                                                                  =========     ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                VAN ECK VIP GLOBAL HARD
                                                                                      ASSETS FUND
                                                                                -----------------------
                                                                                    2011        2010
                                                                                -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)................................................. $  (106,617) $  (34,271)
  Net realized gain (loss) on investments......................................     296,077       9,870
  Change in unrealized appreciation (depreciation) of investments..............  (3,361,488)  1,322,197
                                                                                -----------  ----------
  Net Increase (decrease) in net assets from operations........................  (3,172,028)  1,297,796
                                                                                -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.......................................   9,670,906   5,385,770
   Transfers between funds including guaranteed interest account, net..........   2,429,370   1,041,442
   Transfers for contract benefits and terminations............................    (281,480)    (50,237)
   Contract maintenance charges................................................      (1,252)         (2)
                                                                                -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions........  11,817,544   6,376,973
                                                                                -----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account No. 49.         310          93
                                                                                -----------  ----------

INCREASE (DECREASE) IN NET ASSETS..............................................   8,645,826   7,674,862
NET ASSETS -- BEGINNING OF PERIOD..............................................   7,684,659       9,797
                                                                                -----------  ----------

NET ASSETS -- END OF PERIOD.................................................... $16,330,485  $7,684,659
                                                                                ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS S SHARES
  Issued.......................................................................       1,181         606
  Redeemed.....................................................................        (246)        (19)
                                                                                -----------  ----------
  Net Increase (Decrease)......................................................         935         587
                                                                                ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)Units were made available for sale on January 25, 2010.
(b)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
(c)Units were made available on January 18, 2011.
(d)Units were made available on February 22, 2011.
(e)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
(f)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
(g)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
(h)Units were made available on October 10, 2011.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account
   No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck VIP Trust (collectively, "The Trusts"). The Trusts are open-ended management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. As used herein, "The Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Dividend Growth Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. High Yield Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Leisure Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.*
 .   AllianceBernstein VPS Balanced Wealth Strategy Portfolio
 .   AllianceBernstein VPS International Growth Portfolio

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Large Company Value Fund
 .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology

     BLACKROCK VARIABLE SERIES FUNDS, INC.
 .   BlackRock Global Allocation V.I. Fund
 .   BlackRock Large Cap Growth V.I Fund

     EQ ADVISORS TRUST *
 .   All Asset Allocation
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager International
 .   AXA Ultra Conservative Strategy
 .   EQ/AllianceBernstein Dynamic Wealth Strategies
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/AXA Franklin Small Cap Value Core
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Davis New York Venture
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/Franklin Core Balanced
 .   EQ/Franklin Templeton Allocation
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond Index
 .   EQ/International Core PLUS
 .   EQ/International Equity Index/(1)/
 .   EQ/International ETF
 .   EQ/International Value PLUS/(2)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Continued)

 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth/(3)/
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/Mutual Large Cap Equity
 .   EQ/Oppenheimer Global
 .   EQ/Pimco Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/Templeton Global Equity
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth/(4)/

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Freedom 2015 Portfolio
 .   Fidelity(R) VIP Freedom 2020 Portfolio
 .   Fidelity(R) VIP Freedom 2025 Portfolio
 .   Fidelity(R) VIP Freedom 2030 Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Strategic Income Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Franklin Templeton VIP Founding Funds Allocation Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Foreign Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST-VARIABLE INSURANCE PORTFOLIOS
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Asset Strategy
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Global Natural Resources
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     LORD ABBETT SERIES FUND, INC.
 .   Lord Abbett Bond Debenture Portfolio
 .   Lord Abbett Classic Stock Portfolio
 .   Lord Abbett Growth Opportunities Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Technology Portfolio
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     PROFUNDS
 .   ProFund VP Bear
 .   ProFund VP Biotechnology

     RYDEX VARIABLE TRUST
 .   RYDEX|SGI VT Alternative Strategies Allocation Fund
 .   RYDEX|SGI VT Managed Futures Strategy Fund

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Health Sciences Portfolio II

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as EQ/AllianceBernstein International
  (2)Formerly known as EQ/BlackRock International Value
  (3)Formerly known as EQ/International Growth
  (4)Formerly known as EQ/Wells Fargo Advantage Omega Growth

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   Note: Separate Account No. 49 also includes nine variable investment options that have not been offered to the public and for which the financial statements have not been included herein.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, Structured Capital Strategies, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Account's financial statements and disclosures.

   Investments:

   Investments are made in shares of The Trusts and are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of net realized gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Due to and Due From:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including the guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
All Asset Allocation..................................... $3,639,248 $1,006,932
AllianceBernstein VPS Balanced Wealth Strategy Portfolio.  2,581,634  2,342,981
AllianceBernstein VPS International Growth Portfolio.....  4,300,785  1,621,670

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)

                                                  PURCHASES        SALES
                                                -------------- --------------
American Century VP Large Company Value Fund... $    1,340,211 $      548,289
American Century VP Mid Cap Value Fund.........      5,258,801      1,109,817
AXA Aggressive Allocation......................  1,056,569,945  1,209,269,552
AXA Balanced Strategy..........................    740,590,937    343,659,782
AXA Conservative Allocation....................  1,242,271,292  1,161,470,781
AXA Conservative Growth Strategy...............    376,048,237    185,673,071
AXA Conservative Strategy......................    311,621,427    166,229,888
AXA Conservative-Plus Allocation...............    837,448,157    889,344,529
AXA Growth Strategy............................    579,882,757    372,523,526
AXA Moderate Allocation........................  3,009,028,917  3,343,042,882
AXA Moderate Growth Strategy...................  1,899,019,447    792,552,198
AXA Moderate-Plus Allocation...................  3,624,072,923  4,182,459,678
AXA Tactical Manager 2000......................     42,907,926     13,161,858
AXA Tactical Manager 400.......................     39,467,637     12,743,352
AXA Tactical Manager 500.......................     91,024,313     31,891,856
AXA Tactical Manager International.............     74,366,189     24,184,614
AXA Ultra Conservative Strategy................        125,293         24,831
BlackRock Global Allocation V.I. Fund..........     23,492,778     10,858,067
BlackRock Large Cap Growth V.I Fund............      5,867,358      2,540,789
EQ/AllianceBernstein Dynamic Wealth Strategies.     66,197,462        421,591
EQ/AllianceBernstein Small Cap Growth..........    289,014,333    293,279,772
EQ/AXA Franklin Small Cap Value Core...........     80,968,952     76,924,369
EQ/BlackRock Basic Value Equity................    521,141,581    489,421,292
EQ/Boston Advisors Equity Income...............    152,822,245    148,527,368
EQ/Calvert Socially Responsible................     18,199,315     22,588,133
EQ/Capital Guardian Research...................    165,891,602    262,725,924
EQ/Common Stock Index..........................    379,941,152    460,745,862
EQ/Core Bond Index.............................    673,492,332    652,202,728
EQ/Davis New York Venture......................    112,982,183    142,962,145
EQ/Equity 500 Index............................    495,307,765    586,541,503
EQ/Equity Growth PLUS..........................    508,575,146    687,161,860
EQ/Franklin Core Balanced......................    259,359,938    262,489,064
EQ/Franklin Templeton Allocation...............    354,361,101    436,216,471
EQ/GAMCO Mergers & Acquisitions................    166,890,886    136,775,736
EQ/GAMCO Small Company Value...................    509,267,387    524,309,768
EQ/Global Bond PLUS............................    359,956,991    325,203,161
EQ/Global Multi-Sector Equity..................    589,802,944    725,585,712
EQ/Intermediate Government Bond Index..........    386,479,927    349,297,693
EQ/International Core PLUS.....................    292,094,133    324,862,142
EQ/International Equity Index..................    427,341,425    477,800,958
EQ/International ETF...........................      2,608,176      1,019,047
EQ/International Value PLUS....................    376,564,653    441,626,779
EQ/JPMorgan Value Opportunities................     79,660,975    102,144,379
EQ/Large Cap Core PLUS.........................     37,430,963     49,981,214
EQ/Large Cap Growth Index......................    135,217,242    148,856,514
EQ/Large Cap Growth PLUS.......................    459,710,635    189,641,024
EQ/Large Cap Value Index.......................    271,204,530    136,382,282
EQ/Large Cap Value PLUS........................    620,018,688    752,213,132
EQ/Lord Abbett Large Cap Core..................    135,548,336    131,404,744
EQ/MFS International Growth....................    219,553,228    213,881,829
EQ/Mid Cap Index...............................    343,569,487    423,312,117
EQ/Mid Cap Value PLUS..........................    487,638,482    621,426,281
EQ/Money Market................................  1,291,481,565  1,262,905,600
EQ/Montag & Caldwell Growth....................     96,021,018    113,008,438

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Continued)


                                                        PURCHASES      SALES
                                                       ------------ ------------
EQ/Morgan Stanley Mid Cap Growth...................... $412,229,765 $359,912,446
EQ/Mutual Large Cap Equity............................   52,633,649   78,795,128
EQ/Oppenheimer Global.................................  216,762,856  150,047,591
EQ/Pimco Ultra Short Bond.............................  770,960,663  887,314,242
EQ/Quality Bond PLUS..................................  335,409,978  374,850,664
EQ/Small Company Index................................  256,941,712  266,696,757
EQ/T. Rowe Price Growth Stock.........................  210,689,604  209,027,567
EQ/Templeton Global Equity............................   71,634,963   76,121,648
EQ/UBS Growth & Income................................   56,113,510   53,201,475
EQ/Van Kampen Comstock................................  100,960,559   91,810,650
EQ/Wells Fargo Omega Growth...........................  381,307,479  255,691,277
Fidelity(R) VIP Asset Manager: Growth Portfolio.......      891,296      793,610
Fidelity(R) VIP Contrafund(R) Portfolio...............   16,333,757    4,842,001
Fidelity(R) VIP Freedom 2015 Portfolio................      901,494      434,380
Fidelity(R) VIP Freedom 2020 Portfolio................      604,431      128,199
Fidelity(R) VIP Freedom 2025 Portfolio................      180,906       58,765
Fidelity(R) VIP Freedom 2030 Portfolio................      242,338       64,808
Fidelity(R) VIP Mid Cap Portfolio.....................    8,627,667    2,679,586
Fidelity(R) VIP Strategic Income Portfolio............   14,354,356    3,725,912
Franklin Income Securities Fund.......................    6,576,908    3,776,384
Franklin Strategic Income Securities Fund.............    9,501,821    2,372,968
Franklin Templeton VIP Founding Funds Allocation Fund.    2,195,879    1,827,938
Goldman Sachs VIT Mid Cap Value Fund..................    5,139,394    1,367,714
Invesco V.I Dividend Growth Fund......................    1,906,636      765,771
Invesco V.I. Global Real Estate Fund..................   14,822,873    2,755,626
Invesco V.I. High Yield Fund..........................    2,581,508      547,712
Invesco V.I. International Growth Fund................    8,223,094    2,190,125
Invesco V.I. Leisure Fund.............................      315,119      114,507
Invesco V.I. Mid Cap Core Equity Fund.................    2,032,190      752,402
Invesco V.I. Small Cap Equity Fund....................    2,946,270    1,351,192
Ivy Funds VIP Asset Strategy..........................   10,635,534    3,619,253
Ivy Funds VIP Dividend Opportunities..................    5,922,008    2,261,979
Ivy Funds VIP Energy..................................    8,412,890    1,761,798
Ivy Funds VIP Global Natural Resources................    8,514,682    3,592,376
Ivy Funds VIP High Income.............................   21,906,268    7,353,657
Ivy Funds VIP Mid Cap Growth..........................   11,245,172    4,262,131
Ivy Funds VIP Science and Technology..................    7,704,306    2,882,192
Ivy Funds VIP Small Cap Growth........................    5,226,973    2,325,714
Lazard Retirement Emerging Markets Equity Portfolio...   24,370,457    4,907,930
Lord Abbett Bond Debenture Portfolio..................    1,020,657      158,213
Lord Abbett Classic Stock Portfolio...................    1,501,967      407,925
Lord Abbett Growth Opportunities Portfolio............      998,806      205,423
MFS(R) International Value Portfolio..................   11,768,563    2,498,613
MFS(R) Investors Growth Stock Series..................    3,746,045    2,329,977
MFS(R) Investors Trust Series.........................    2,192,822      705,354
MFS(R) Technology Porfolio............................    3,168,610    1,454,632
MFS(R) Utilities Series...............................    5,597,833    1,273,295
Multimanager Aggressive Equity........................  185,443,907  266,809,690
Multimanager Core Bond................................  905,961,230  752,660,868
Multimanager International Equity.....................  220,365,444  251,564,792
Multimanager Large Cap Core Equity....................   87,563,269   95,245,964
Multimanager Large Cap Value..........................  171,415,365  216,465,147
Multimanager Mid Cap Growth...........................  154,554,078  195,130,953
Multimanager Mid Cap Value............................  184,794,409  199,430,148

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

4. Purchases and Sales of Investments (Concluded)

                                                                           PURCHASES      SALES
                                                                          ------------ ------------
Multimanager Multi-Sector Bond........................................... $413,698,598 $426,098,292
Multimanager Small Cap Growth............................................  115,556,118  142,269,874
Multimanager Small Cap Value.............................................  164,336,971  225,570,010
Multimanager Technology..................................................  227,723,381  254,855,099
Mutual Shares Securities Fund............................................    6,215,612    1,906,454
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.   11,785,816    3,070,938
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio...........    8,701,861    4,294,154
PIMCO Variable Insurance Trust Real Return Portfolio.....................   31,495,013    8,274,551
PIMCO Variable Insurance Trust Total Return Portfolio....................   45,465,912   12,897,014
ProFund VP Bear..........................................................    3,683,424    3,208,852
ProFund VP Biotechnology.................................................    2,008,847      687,704
Rydex|SGI VT Alternative Strategies Allocation Fund......................      465,972       85,313
Rydex|SGI VT Managed Futures Strategy Fund...............................      524,076      132,499
T. Rowe Price Health Sciences Portfolio..................................    4,748,122    1,357,146
Templeton Developing Markets Securities Fund.............................    5,956,727    3,670,218
Templeton Foreign Securities Fund........................................    4,049,385    1,231,424
Templeton Global Bond Securities Fund....................................   37,743,030    8,180,401
Templeton Growth Securities Fund.........................................      991,713      596,529
Van Eck VIP Global Hard Assets Fund......................................   15,041,719    3,226,798

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. During 2011, the EQAT and VIP Trusts, issued a new share class, Class K. The shares of Class K held by the Variable Investment Options as of December 31, 2011, reflect contributions from AXA Equitable. All share classes are subject to fees for investment management and advisory services and other Trust expenses. Class A units, or equivalent units, and Class K units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charges by the Variable Investment Options offered by the non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Trusts and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options. Effective January 1, 2012, Class A units of the Variable Investment Options investing in the EQAT and VIP Portfolios, except EQ/Global Bond PLUS, will be charged a 12b-1 fee.

   AXA Equitable and its affiliates serve as investment managers of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.14% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

5. Expenses and Related Party Transactions (Concluded)


   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Dynamic Wealth Strategies, EQ/AllianceBerstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500, AXA Tactical Manager 400, AXA Tactical Manager 2000, AXA Tactical Manager International, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.

6. Reorganizations

   In 2011 and 2010, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQ Advisors Trust and AXA Premier VIP Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQ Advisors Trust and AXA Premier VIP Trust ( the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Growth Fund. On April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of its assets and liabilities for equivalent interests in Invesco V.I. Dividend Growth Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

------------------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
------------------------------------------------------------------------------------------------
 APRIL 29, 2011           INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVIDEND GROWTH FUND
------------------------------------------------------------------------------------------------
Shares -- Series II            175,545                               68,069
Value -- Series II        $       5.89                         $      15.19
Net Assets Before Merger  $  1,033,961                         $         --
Net Assets After Merger   $         --                         $  1,033,961
------------------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------
Shares -- Class A               70,733                              124,498
Value -- Class A          $      13.86                         $      17.94
Shares -- Class B           24,750,301                           34,472,013
Value -- Class B          $      13.86                         $      17.57
Net Assets Before Merger  $344,019,522                         $263,887,253
Net Assets After Merger   $         --                         $607,906,775
------------------------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011
6. Reorganizations (Concluded)

----------------------------------------------------------------------------------------
                          REMOVED PORTFOLIO                SURVIVING PORTFOLIO
----------------------------------------------------------------------------------------
 MAY 20, 2011             EQ/LORD ABBETT GROWTH AND INCOME EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------
Shares -- Class A                   --                          252,280
Value -- Class A                    --                     $       5.63
Shares -- Class B           16,157,268                       52,913,950
Value -- Class B          $      10.68                     $       5.61
Net Assets Before Merger  $172,559,624                     $125,707,972
Net Assets After Merger   $         --                     $298,267,596
----------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010       MULTIMANAGER LAGE CAP GROWTH     MULTIMANAGER AGGRESIVE EQUITY
----------------------------------------------------------------------------------------
Shares -- Class B           27,549,345                       22,327,597
Value -- Class B          $       7.72                     $      23.38
Net Assets Before Merger  $212,680,942                     $309,338,272
Net Assets After Merger   $         --                     $522,019,214
----------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. These charges are reflected as "Asset-based Charges" in the Statement of Operations. Under the Contracts, AXA Equitable charges the account for the following:

                                                                        ASSET-BASED                 CURRENT   MAXIMUM
                                                         MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                                         EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                                         ------------- -------------- ------------ --------- ---------

Accumulator and Rollover IRA issued before May 1, 1997..     0.90%          0.30%           --       1.20%     1.20%

Accumulator issued on or after May 1, 1997..............     1.10%          0.25%           --       1.35%     1.35%

Accumulator issued on or after March 1, 2000............     1.10%          0.25%         0.20%      1.55%     1.55%

Accumulator issued on or after April 1, 2002............     0.75%          0.25%         0.20%      1.20%     1.20%

Accumulator issued on or after September 15, 2003.......     0.75%          0.30%         0.20%      1.25%     1.25%

Accumulator 06, 07, 8.0, 9.0............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Elite, Plus, Select.........................     1.10%          0.25%         0.25%      1.60%     1.60%

Accumulator Select II...................................     1.10%          0.35%         0.45%      1.90%     1.90%

Accumulator Select issued on or after April 1, 2002.....     1.10%          0.25%         0.35%      1.70%     1.70%

Accumulator Plus issued on or after April 1, 2002.......     0.90%          0.25%         0.25%      1.40%     1.40%

Accumulator Plus issued on or after September 15, 2003..     0.90%          0.35%         0.25%      1.50%     1.50%

Accumulator Plus 06, 07, 8.0, 9.0.......................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator Elite issued on or after September 15, 2003.     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator Elite II....................................     1.10%          0.25%         0.45%      1.80%     1.80%

Accumulator Elite 06, 07, 8.0, 9.0......................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series B............................     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator 11.0 -- Series CP...........................     0.95%          0.35%         0.25%      1.55%     1.55%

Accumulator 11.0 -- Series L............................     1.10%          0.30%         0.25%      1.65%     1.65%

Accumulator 11.0 -- Series C............................     1.10%          0.25%         0.35%      1.70%     1.70%

Stylus..................................................     0.80%          0.30%         0.05%      1.15%     1.15%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                                              ASSET-BASED                 CURRENT   MAXIMUM
                                               MORTALITY AND ADMINISTRATION DISTRIBUTION AGGREGATE AGGREGATE
                                               EXPENSE RISKS     CHARGE        CHARGE     CHARGE    CHARGE
                                               ------------- -------------- ------------ --------- ---------

Retirement Income for Life....................     0.75%          0.30%         0.20%      1.25%     1.25%

Retirement Income for Life (NY)...............     0.80%          0.30%         0.20%      1.30%     1.30%

Accumulator Advisor/(1)/......................     0.50%            --            --       0.50%     0.50%

Accumulator Express...........................     0.70%          0.25%           --       0.95%     0.95%

Retirement Cornerstone Series CP..............     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone Series B...............     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone Series L...............     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone Series C...............     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series B.........     0.80%          0.30%         0.20%      1.30%     1.30%

Retirement Cornerstone 11 -- Series CP........     0.95%          0.35%         0.25%      1.55%     1.55%

Retirement Cornerstone 11 -- Series C.........     1.10%          0.25%         0.35%      1.70%     1.70%

Retirement Cornerstone 11 -- Series L.........     1.10%          0.30%         0.25%      1.65%     1.65%

Retirement Cornerstone 11 -- Series ADV.......     0.35%          0.20%         0.10%      0.65%     0.65%

Structured Capital Strategies Series B/(2)/...     1.25%            --            --       1.25%     1.25%

Structured Capital Strategies Series ADV/(2)/.     0.65%            --            --       0.65%     0.65%

   ----------
  (1)The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.
  (2)Under Structured Capital Strategies Prospectus, Mortality and Expense Risks is referred to as a contract fee.

   Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value as a redemption of units.

   The table below lists the fees charged by the Variable Investment Option assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                            WHEN CHARGE
              CHARGES                       IS DEDUCTED                     AMOUNT DEDUCTED                  HOW DEDUCTED
              -------                       -----------                     ---------------                   ------------

Charges for state premium and other  At time of transaction     Varies by state                          Applied to an annuity
applicable taxes                                                                                         payout option

Annual Administrative charge         Annually on each contract  Depending on account value, in Years 1   Unit liquidation from
                                     date anniversary.          to 2 lesser of $30 or 2% of account      account value
                                                                value, thereafter $30

Variable Immediate Annuity payout    At time of transaction     $350 annuity administrative fee          Unit liquidation from
option administrative fee                                                                                account value

Withdrawal charge                    At time of transaction     LOW - 0% in contract year 10 and         Unit liquidation from
                                                                thereafter.                              account value

                                                                HIGH - 8% in contract years 1 and 2.
                                                                The charge is 7% in contract years 3
                                                                and 4, and declines 1% each contract
                                                                year until it reaches 0% in contract
                                                                year 10.

                                                                *  Note - Depending on the contract
                                                                   and/or certain elections made under
                                                                   the contract, the withdrawal charge
                                                                   may or may not apply.

BaseBuilder benefit charge           Annually on each contract  0.30%                                    Unit liquidation from
                                     date anniversary.                                                   account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Continued)

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                  AMOUNT DEDUCTED                HOW DEDUCTED
                -------                        -----------                  ---------------                 ------------

Protection Plus                         Annually on each contract  LOW - 0.20%                         Unit liquidation from
                                        date anniversary.          HIGH - 0.35%.                       account value

Guaranteed minimum death benefit
options:

Annual ratchet to age 85                Annually on each contract  LOW - 0.20% of the Annual ratchet   Unit liquidation from
                                        date anniversary.          to age 85 benefit base              account value
                                                                   HIGH - 0.35% of the Annual ratchet
                                                                   to age 85 benefit base

Greater of 4% roll up to age 85 or      Annually on each contract  1.00% of the greater of 4% roll-up
Annual ratchet to age 85                date anniversary           to age 85 or Annual ratchet to age
                                                                   85 benefit base (max to 1.15%)

Greater of 5% rollup to age 85 or       Annually on each contract  LOW - 0.50% of the greater of 5%    Unit liquidation from
annual ratchet to age 85                date anniversary.          roll-up to age 85 or annual         account value
                                                                   ratchet to age 85 benefit base
                                                                   HIGH - 1.00 % of 5% roll-up to age
                                                                   85 or Annual ratchet to age 85
                                                                   benefit base

6% rollup to age 80 or 70                                          0.20% of 6% roll-up to age 80 (or
                                                                   70) benefit base

6% rollup to age 85                     Annually on each contract  LOW - 0.35% of the 6% roll-up to    Unit liquidation from
                                        date anniversary.          age 85 benefit base                 account value
                                                                   HIGH - 0.45% of the 6% roll-up to
                                                                   age 85 benefit base

Greater of 6.5%, 6% or 3% rollup to     Annually on each contract  LOW - 0.45% of the 6% roll-up to    Unit liquidation from
age 85 or annual ratchet to age 85      date anniversary.          age 85 benefit base or the Annual   account value
                                                                   ratchet to age 85 benefit base,
                                                                   as applicable
                                                                   HIGH - 0.80% of the 6.5%, 6% or 3%
                                                                   roll-up to age 85 benefit base or
                                                                   the Annual ratchet to age 85
                                                                   benefit base, as applicable

Greater of 5% rollup to owner's age 80                             LOW - 0.80% (max 0.95%) of the 5%
or Annual ratchet to owner's age 80                                roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable
                                                                   HIGH - 1.10% (max 1.25%) of the 5%
                                                                   roll-up to age 80 benefit base or
                                                                   the annual ratchet benefit base,
                                                                   as applicable

Greater of compounded annual roll-up                               LOW - 0.80% (max 0.95%) of the
to age 85 or annual ratchet to age 85                              roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable
                                                                   HIGH - 0.90% (max 1.05%) of the
                                                                   roll-up to age 85 benefit base or
                                                                   annual ratchet to age 85 benefit
                                                                   base, as applicable

Greater of death benefit                Annually on each contract  Current charge 0.95%. Maximum       Unit liquidation from
                                        date anniversary           charge can be increased to 1.10%    account value
                                                                   if the roll-up benefit base to
                                                                   age 85 resets.

Greater of GMDB I                       Annually on each contract  GMIB I election : 1.00% (max 1.15%) Unit liquidation from
                                        date anniversary           GMIB II election: 1.00% (max 1.30%) account value

Greater of GMDB II                      Annually on each contract  GMIB I election: 1.15% (max 1.30%)  Unit liquidation from
                                        date anniversary           GMIB II election: 1.15% (max 1.45%) account value

Guaranteed Withdrawal Benefit for Life  Annually on each contract  0.30%                               Unit liquidation from
Enhanced Death Benefit                  date anniversary                                               account value

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

7. Contractowner Charges (Concluded)


                                                WHEN CHARGE
               CHARGES                          IS DEDUCTED                   AMOUNT DEDUCTED                HOW DEDUCTED
                -------                         -----------                   ---------------                 ------------

Earnings Enhancement Benefit            Annually on each contract    0.35%                               Unit liquidation from
(additional death benefit)              date anniversary                                                 account value

Guaranteed Minimum Income Benefit       Annually on each contract    LOW - 0.45%                         Unit liquidation from
                                        date anniversary.            HIGH - 1.15% (max 1.45%)            account value

Guaranteed Principal Benefit            Annually on first 10         LOW - 100% Guaranteed Principal     Unit liquidation from
                                        contract date anniversaries  Benefit - 0.50%                     account value
                                                                     HIGH - 125% Guaranteed Principal
                                                                     Benefit - 0.75%

Guaranteed Withdrawal Benefit           Annually on each contract    LOW - 5% Withdrawal Option is 0.35% Unit liquidation from
                                        date anniversary             HIGH - 7% Withdrawal Option is      account value
                                                                     0.50%

Net Loan Interest charge for Rollover   Netted against loan          2.00%                               Unit liquidation from
                                        repayment                                                        account value

Retirement Income for Life Benefit      Annually on contract date    LOW - 0.60% for Single life         Unit liquidation from
charge                                  anniversary                      0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life
                                                                         0.90% for Joint life

Guaranteed Withdrawal Benefit for Life  Annually on each contract    LOW - 0.60% for Single life;        Unit liquidation from
(GWBL)                                  date anniversary                 0.75% for Joint life            account value
                                                                     HIGH - 0.75% for Single life;
                                                                         0.90% for Joint life

Death benefit under converted GWBL      Annually on each contract    The GMDB charge in effect prior to  Unit liquidation from
                                        anniversary date             conversion will be deducted. Note   account value
                                                                     - Charge will vary depending on
                                                                     combination GMDB elections.

Converted Guaranteed withdrawal         Upon initial conversion and  Single and Joint life - charge is   Unit liquidation of
benefit for life charge                 annually on each contract    equal to the percentage of          account value
                                        date anniversary thereafter  Guaranteed minimum income benefit base charge deducted as the
                                                                     Guaranteed minimum income benefit
                                                                     charge on the conversion effective
                                                                     date. Annual ratchets may increase
                                                                     the charge to a percentage equal
                                                                     to the maximum charge for the
                                                                     Guaranteed minimum income benefit.

8. Accumulation Unit Values

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
ALL ASSET ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.06         --               --          --        (4.49)%
      Highest contract charge 1.70% Class A (q)  $10.96         --               --          --        (4.94)%
      All contract charges                           --        365           $4,020        2.31%
2010  Lowest contract charge 1.30% Class A (q)   $11.58         --               --          --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53         --               --          --        13.37%
      All contract charges                           --        150           $1,728        3.84%
2009  Lowest contract charge 1.30% Class A (q)   $10.18         --               --          --         0.20%
      Highest contract charge 1.70% Class A (q)  $10.17         --               --          --         0.10%
      All contract charges                           --         --               --        0.75%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                        YEARS ENDED DECEMBER 31,
                                                      -----------------------------------------------------------
                                                      UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                      VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                      ------ ------------------ ---------- -------------- ---------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (q) (r)    $10.53           --               --        --        (4.27)%
      Highest contract charge 1.70% Class B (q) (r)   $10.44           --               --        --        (4.66)%
      All contract charges                                --          209       $    2,189      2.01%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.00           --               --        --         8.80%
      Highest contract charge 1.70% Class B (q) (r)   $10.95           --               --        --         8.42%
      All contract charges                                --          184       $    2,018      1.04%
ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)        $ 8.16           --               --        --       (17.16)%
      Highest contract charge 1.70% Class B (q) (r)   $ 9.24           --               --        --       (17.50)%
      All contract charges                                --          393       $    3,650      2.67%
2010  Lowest contract charge 1.30% Class B (q) (r)    $11.25           --               --        --        11.17%
      Highest contract charge 1.70% Class B (q) (r)   $11.20           --               --        --        10.67%
      All contract charges                                --          144       $    1,621      0.54%
AMERICAN CENTURY VP LARGE COMPANY VALUE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)   $11.00           --               --        --        (0.45)%
      Highest contract charge 1.70% Class II (q) (r)  $10.91           --               --        --        (0.82)%
      All contract charges                                --          108       $    1,180      1.66%
2010  Lowest contract charge 1.30% Class II (q) (r)   $11.05           --               --        --         9.30%
      Highest contract charge 1.70% Class II (q) (r)  $11.00           --               --        --         8.91%
      All contract charges                                --           35       $      385      1.67%
AMERICAN CENTURY VP MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class II (v)       $10.45           --               --        --        (3.24)%
      Highest contract charge 1.70% Class II (q)      $11.97           --               --        --        (2.52)%
      All contract charges                                --          550       $    6,610      1.36%
2010  Lowest contract charge 1.30% Class II (q)       $12.34           --               --        --        17.41%
      Highest contract charge 1.70% Class II (q)      $12.28           --               --        --        16.95%
      All contract charges                                --          216       $    2,654      3.23%
2009  Lowest contract charge 1.30% Class II (q)       $10.51           --               --        --         1.55%
      Highest contract charge 1.70% Class II (q)      $10.50           --               --        --         1.45%
      All contract charges                                --           --       $        1      1.80%
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A            $10.48           --               --        --        (8.47)%
      Highest contract charge 1.70% Class A           $10.39           --               --        --        (8.86)%
      All contract charges                                --        1,194       $   12,486      1.24%
2010  Lowest contract charge 1.30% Class A            $11.45           --               --        --        11.93%
      Highest contract charge 1.70% Class A           $11.40           --               --        --        11.44%
      All contract charges                                --          686       $    7,851      1.55%
2009  Lowest contract charge 1.30% Class A            $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A           $10.23           --               --        --         0.39%
      All contract charges                                --            3       $       29        --
AXA AGGRESSIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B            $10.74           --               --        --        (8.60)%
      Highest contract charge 1.90% Class B           $10.11           --               --        --        (9.33)%
      All contract charges                                --      231,299       $2,591,021      1.24%
2010  Lowest contract charge 0.50% Class B            $12.29           --               --        --        12.55%
      Highest contract charge 1.90% Class B           $11.15           --               --        --        10.95%
      All contract charges                                --      250,059       $3,071,781      1.55%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $10.92           --               --        --        26.71%
      Highest contract charge 1.90% Class B      $10.05           --               --        --        24.82%
      All contract charges                           --      264,282       $2,913,632      1.00%
2008  Lowest contract charge 0.50% Class B       $ 8.62           --               --        --       (39.51)%
      Highest contract charge 1.90% Class B      $ 8.05           --               --        --       (40.33)%
      All contract charges                           --      249,764       $2,198,545      1.66%
2007  Lowest contract charge 0.50% Class B       $14.25           --               --        --         5.63%
      Highest contract charge 1.90% Class B      $13.49           --               --        --         4.17%
      All contract charges                                   189,188       $2,787,372      3.04%
AXA BALANCED STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.56           --               --        --        (3.65)%
      Highest contract charge 1.70% Class B (p)  $10.47           --               --        --        (4.03)%
      All contract charges                           --       77,122       $  864,298      1.41%
2010  Lowest contract charge 1.30% Class B (p)   $10.96           --               --        --         8.62%
      Highest contract charge 1.70% Class B (p)  $10.91           --               --        --         8.13%
      All contract charges                           --       43,235       $  508,706      2.00%
2009  Lowest contract charge 1.30% Class B (p)   $10.09           --               --        --        (0.30)%
      Highest contract charge 1.70% Class B (p)  $10.09           --               --        --        (0.20)%
      All contract charges                           --        8,275       $   93,171      2.87%
AXA CONSERVATIVE ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.71           --               --        --         0.69%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         0.00%
      All contract charges                           --      170,929       $2,014,227      1.74%
2010  Lowest contract charge 0.50% Class B       $12.16           --               --        --         6.67%
      Highest contract charge 1.90% Class B      $11.03           --               --        --         5.25%
      All contract charges                           --      167,849       $1,970,907      2.11%
2009  Lowest contract charge 0.50% Class B       $11.40           --               --        --         9.27%
      Highest contract charge 1.90% Class B      $10.48           --               --        --         7.76%
      All contract charges                           --      170,307       $1,893,018      2.38%
2008  Lowest contract charge 0.50% Class B       $10.43           --               --        --       (11.46)%
      Highest contract charge 1.90% Class B      $ 9.73           --               --        --       (12.74)%
      All contract charges                           --      130,528       $1,340,728      6.68%
2007  Lowest contract charge 0.50% Class B       $11.78           --               --        --         5.27%
      Highest contract charge 1.90% Class B      $11.15           --               --        --         3.82%
      All contract charges                                    43,687       $  512,686      4.38%
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.55           --               --        --        (2.68)%
      Highest contract charge 1.70% Class B (p)  $10.45           --               --        --        (3.15)%
      All contract charges                           --       41,147       $  456,027      1.49%
2010  Lowest contract charge 1.30% Class B (p)   $10.84           --               --        --         7.75%
      Highest contract charge 1.70% Class B (p)  $10.79           --               --        --         7.36%
      All contract charges                           --       24,643       $  283,665      1.91%
2009  Lowest contract charge 1.30% Class B (p)   $10.06           --               --        --        (0.40)%
      Highest contract charge 1.70% Class B (p)  $10.05           --               --        --        (0.40)%
      All contract charges                           --        4,833       $   53,791      3.54%
AXA CONSERVATIVE STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.87           --               --        --        (0.50)%
      Highest contract charge 1.70% Class B (p)  $10.42           --               --        --        (0.95)%
      All contract charges                           --       28,161       $  305,265      1.76%
2010  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --         5.91%
      Highest contract charge 1.70% Class B (p)  $10.52           --               --        --         5.41%
      All contract charges                           --       15,143       $  166,345      2.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class B (p)   $ 9.98           --               --        --        (0.70)%
      Highest contract charge 1.70% Class B (p)  $ 9.98           --               --        --        (0.70)%
      All contract charges                           --        3,109       $   33,065      4.46%
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B       $11.36           --               --        --        (1.82)%
      Highest contract charge 1.90% Class B      $10.70           --               --        --        (2.55)%
      All contract charges                           --      141,974       $1,647,589      1.50%
2010  Lowest contract charge 0.50% Class B       $12.11           --               --        --         8.51%
      Highest contract charge 1.90% Class B      $10.98           --               --        --         7.02%
      All contract charges                           --      149,637       $1,775,692      1.99%
2009  Lowest contract charge 0.50% Class B       $11.16           --               --        --        13.83%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        12.28%
      All contract charges                           --      152,280       $1,682,551      1.98%
2008  Lowest contract charge 0.50% Class B       $ 9.80           --               --        --       (19.80)%
      Highest contract charge 1.90% Class B      $ 9.14           --               --        --       (21.00)%
      All contract charges                           --      126,714       $1,241,651      3.99%
2007  Lowest contract charge 0.50% Class B       $12.22           --               --        --         4.98%
      Highest contract charge 1.90% Class B      $11.57           --               --        --         3.49%
      All contract charges                                    83,083       $1,028,164      3.70%
AXA GROWTH STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (p)   $10.57           --               --        --        (5.62)%
      Highest contract charge 1.70% Class B (p)  $10.48           --               --        --        (6.01)%
      All contract charges                           --       60,162       $  726,066      1.28%
2010  Lowest contract charge 1.30% Class B (p)   $11.20           --               --        --        10.24%
      Highest contract charge 1.70% Class B (p)  $11.15           --               --        --         9.74%
      All contract charges                           --       44,484       $  517,788      1.51%
2009  Lowest contract charge 1.30% Class B (p)   $10.16           --               --        --         0.00%
      Highest contract charge 1.70% Class B (p)  $10.16           --               --        --         0.00%
      All contract charges                           --       16,690       $  196,220      1.94%
AXA MODERATE ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.60           --               --        --        (3.46)%
      Highest contract charge 1.70% Class A (q)  $10.51           --               --        --        (3.84)%
      All contract charges                           --        2,717       $   28,735      1.47%
2010  Lowest contract charge 1.30% Class A (q)   $10.98           --               --        --         8.71%
      Highest contract charge 1.70% Class A (q)  $10.93           --               --        --         8.33%
      All contract charges                           --        1,305       $   14,308      2.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.10           --               --        --        (0.20)%
      Highest contract charge 1.70% Class A (q)  $10.09           --               --        --        (0.20)%
      All contract charges                           --            2       $       24      1.45%
AXA MODERATE ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $52.05           --               --        --        (3.31)%
      Highest contract charge 1.90% Class B      $40.54           --               --        --        (4.23)%
      All contract charges                           --      460,615       $6,742,287      1.47%
2010  Lowest contract charge 0.50% Class B       $60.28           --               --        --         9.36%
      Highest contract charge 1.90% Class B      $42.33           --               --        --         7.82%
      All contract charges                           --      494,825       $7,532,763      2.12%
2009  Lowest contract charge 0.50% Class B       $55.12           --               --        --        16.43%
      Highest contract charge 1.90% Class B      $39.26           --               --        --        14.80%
      All contract charges                           --      509,246       $7,164,791      1.45%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS    INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)    INCOME RATIO** RETURN***
                                                 ------ ------------------ ----------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $47.34           --                --        --       (24.86)%
      Highest contract charge 1.90% Class B      $34.20           --                --        --       (25.91)%
      All contract charges                           --      438,140       $ 5,361,993      4.05%
2007  Lowest contract charge 0.50% Class B       $63.00           --                --        --         5.74%
      Highest contract charge 1.90% Class B      $46.16           --                --        --         4.25%
      All contract charges                                   339,622       $ 5,580,780      3.49%
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.69           --                --        --        (5.65)%
      Highest contract charge 1.70% Class B (p)  $10.48           --                --        --        (4.99)%
      All contract charges                           --      201,465       $ 2,244,950      1.33%
2010  Lowest contract charge 1.30% Class B (p)   $11.08           --                --        --         9.38%
      Highest contract charge 1.70% Class B (p)  $11.03           --                --        --         8.99%
      All contract charges                           --      106,632       $ 1,269,198      1.99%
2009  Lowest contract charge 1.30% Class B (p)   $10.13           --                --        --        (0.10)%
      Highest contract charge 1.70% Class B (p)  $10.12           --                --        --        (0.20)%
      All contract charges                           --       18,371       $   214,806      2.33%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.55           --                --        --        (5.97)%
      Highest contract charge 1.70% Class A (q)  $10.46           --                --        --        (6.36)%
      All contract charges                           --        2,878       $    30,294      1.37%
2010  Lowest contract charge 1.30% Class A (q)   $11.22           --                --        --        10.32%
      Highest contract charge 1.70% Class A (q)  $11.17           --                --        --         9.94%
      All contract charges                           --        1,401       $    15,700      1.70%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --                --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.16           --                --        --         0.10%
      All contract charges                           --           33       $       334      1.36%
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.44           --                --        --        (5.84)%
      Highest contract charge 1.90% Class B      $10.61           --                --        --        (6.68)%
      All contract charges                           --      799,917       $ 9,493,247      1.37%
2010  Lowest contract charge 0.50% Class B       $12.54           --                --        --        10.97%
      Highest contract charge 1.90% Class B      $11.37           --                --        --         9.43%
      All contract charges                           --      866,067       $10,977,390      1.70%
2009  Lowest contract charge 0.50% Class B       $11.30           --                --        --        21.35%
      Highest contract charge 1.90% Class B      $10.39           --                --        --        19.61%
      All contract charges                           --      908,945       $10,483,044      1.36%
2008  Lowest contract charge 0.50% Class B       $ 9.31           --                --        --       (32.14)%
      Highest contract charge 1.90% Class B      $ 8.69           --                --        --       (33.05)%
      All contract charges                           --      853,511       $ 8,197,686      2.40%
2007  Lowest contract charge 0.50% Class B       $13.72           --                --        --         5.86%
      Highest contract charge 1.90% Class B      $12.98           --                --        --         4.34%
      All contract charges                                   689,233       $ 9,864,221      3.23%
AXA TACTICAL MANAGER 2000
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)   $ 9.49           --                --        --       (13.81)%
      Highest contract charge 1.70% Class B (q)  $11.46           --                --        --       (12.05)%
      All contract charges                           --        4,308       $    49,629      0.03%
2010  Lowest contract charge 1.30% Class B (q)   $13.09           --                --        --        21.77%
      Highest contract charge 1.70% Class B (q)  $13.03           --                --        --        21.32%
      All contract charges                           --        1,905       $    24,898      0.08%
2009  Lowest contract charge 1.30% Class B (q)   $10.75           --                --        --         2.76%
      Highest contract charge 1.70% Class B (q)  $10.74           --                --        --         2.58%
      All contract charges                           --            7       $        78      0.01%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
AXA TACTICAL MANAGER 400
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.67          --               --         --       (11.93)%
      Highest contract charge 1.70% Class B (q)        $11.39          --               --         --        (9.75)%
      All contract charges                                 --       3,936         $ 45,056       0.05%
2010  Lowest contract charge 1.30% Class B (q)         $12.68          --               --         --        21.34%
      Highest contract charge 1.70% Class B (q)        $12.62          --               --         --        20.88%
      All contract charges                                 --       1,775         $ 22,475         --
2009  Lowest contract charge 1.30% Class B (q)         $10.45          --               --         --         1.65%
      Highest contract charge 1.70% Class B (q)        $10.44          --               --         --         1.66%
      All contract charges                                 --           7         $     75       0.01%
AXA TACTICAL MANAGER 500
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 9.86          --               --         --        (7.24)%
      Highest contract charge 1.70% Class B (q)        $10.68          --               --         --        (5.40)%
      All contract charges                                 --       9,807         $105,270       0.61%
2010  Lowest contract charge 1.30% Class B (q)         $11.34          --               --         --        10.85%
      Highest contract charge 1.70% Class B (q)        $11.29          --               --         --        10.36%
      All contract charges                                 --       4,542         $ 51,399       0.65%
2009  Lowest contract charge 1.30% Class B (q)         $10.23          --               --         --         0.00%
      Highest contract charge 1.70% Class B (q)        $10.23          --               --         --         0.00%
      All contract charges                                 --          25         $    261       0.03%
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class B (v)         $ 8.18          --               --         --       (19.09)%
      Highest contract charge 1.70% Class B (q)        $ 8.49          --               --         --       (17.41)%
      All contract charges                                 --       9,274         $ 79,116       1.87%
2010  Lowest contract charge 1.30% Class B (q)         $10.33          --               --         --         3.30%
      Highest contract charge 1.70% Class B (q)        $10.28          --               --         --         2.90%
      All contract charges                                 --       4,133         $ 42,628       1.38%
2009  Lowest contract charge 1.30% Class B (q)         $10.00          --               --         --        (0.20)%
      Highest contract charge 1.70% Class B (q)        $ 9.99          --               --         --        (0.30)%
      All contract charges                                 --           8         $     81       0.05%
AXA ULTRA CONSERVATIVE STRATEGY
      Unit Value 1.30% to 1.30%*
2011  Lowest contract charge 1.30% Class B (aa)        $10.05          --               --         --         0.50%
      Highest contract charge 1.30% Class B (aa)       $10.05          --               --         --         0.50%
      All contract charges                                 --          --               --       0.42%
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $ 9.62          --               --         --        (5.59)%
      Lowest contract charge 1.70% Class III (q)       $10.35          --               --         --        (5.31)%
      All contract charges                                 --       2,891         $ 30,083       3.14%
2010  Lowest contract charge 1.30% Class III (q)       $10.98          --               --         --         8.39%
      Lowest contract charge 1.70% Class III (q)       $10.93          --               --         --         7.90%
      All contract charges                                 --       1,831         $ 20,063       2.23%
2009  Lowest contract charge 1.30% Class III (q)       $10.13          --               --         --        (0.49)%
      Lowest contract charge 1.70% Class III (q)       $10.13          --               --         --        (0.39)%
      All contract charges                                 --          63         $    644       1.59%
BLACKROCK LARGE CAP GROWTH V.I. FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class III (v)       $10.56          --               --         --        (2.22)%
      Highest contract charge 1.70% Class III (q) (r)  $11.68          --               --         --         0.60%
      All contract charges                                 --         429         $  5,041       0.95%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class III (q) (r)   $11.67           --              --         --        13.63%
      Highest contract charge 1.70% Class III (q) (r)  $11.61           --              --         --        13.16%
      All contract charges                                 --          158        $  1,845       1.10%
EQ/ALLIANCEBERNSTEIN DYNAMIC WEALTH STRATEGIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (w)         $ 9.51           --              --         --        (4.90)%
      Highest contract charge 1.70% Class B (w)        $ 9.48           --              --         --        (5.20)%
      All contract charges                                 --        5,946        $ 56,477         --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)         $10.66           --              --         --        (4.65)%
      Highest contract charge 1.70% Class A (q)        $13.78           --              --         --        (2.13)%
      All contract charges                                 --          258        $  3,572         --
2010  Lowest contract charge 1.30% Class A (q)         $14.14           --              --         --        31.78%
      Highest contract charge 1.70% Class A (q)        $14.08           --              --         --        31.34%
      All contract charges                                 --          168        $  2,379         --
2009  Lowest contract charge 1.30% Class A (q)         $10.73           --              --         --         3.27%
      Highest contract charge 1.70% Class A (q)        $10.72           --              --         --         3.18%
      All contract charges                                 --           --        $      2       0.02%
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B             $20.90           --              --         --        (1.55)%
      Highest contract charge 1.90% Class B            $18.14           --              --         --        (2.53)%
      All contract charges                                 --       25,346        $432,523         --
2010  Lowest contract charge 0.50% Class B             $22.59           --              --         --        32.57%
      Highest contract charge 1.90% Class B            $18.61           --              --         --        30.69%
      All contract charges                                 --       26,419        $462,036         --
2009  Lowest contract charge 0.50% Class B             $17.04           --              --         --        35.03%
      Highest contract charge 1.90% Class B            $14.24           --              --         --        33.07%
      All contract charges                                 --       25,519        $342,139       0.02%
2008  Lowest contract charge 0.50% Class B             $12.62           --              --         --       (44.94)%
      Highest contract charge 1.90% Class B            $10.70           --              --         --       (45.71)%
      All contract charges                                 --       27,869        $280,414         --
2007  Lowest contract charge 0.50% Class B             $22.92           --              --         --        16.11%
      Highest contract charge 1.90% Class B            $19.71           --              --         --        14.46%
      All contract charges                                          28,246        $526,859         --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)         $11.63           --              --         --       (10.54)%
      Highest contract charge 1.70% Class A (q)        $11.53           --              --         --       (10.90)%
      All contract charges                                 --          170        $  1,967       0.14%
2010  Lowest contract charge 1.30% Class A (q)         $13.00           --              --         --        22.99%
      Highest contract charge 1.70% Class A (q)        $12.94           --              --         --        22.42%
      All contract charges                                 --          109        $  1,418       0.19%
2009  Lowest contract charge 1.30% Class A (q)         $10.57           --              --         --         1.44%
      Highest contract charge 1.70% Class A (q)        $10.57           --              --         --         1.54%
      All contract charges                                 --           --              --       1.03%
EQ/AXA FRANKLIN SMALL CAP VALUE CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B             $ 8.94           --              --         --       (10.60)%
      Highest contract charge 1.90% Class B            $ 8.60           --              --         --       (11.34)%
      All contract charges                                 --       14,016        $123,318       0.14%
2010  Lowest contract charge 0.50% Class B             $10.31           --              --         --        23.62%
      Highest contract charge 1.90% Class B            $ 9.70           --              --         --        21.86%
      All contract charges                                 --       13,485        $133,212       0.19%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 8.34           --              --         --        27.51%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        25.69%
      All contract charges                           --       12,629        $101,917       1.03%
2008  Lowest contract charge 0.50% Class B       $ 6.54                                               (33.67)%
      Highest contract charge 1.90% Class B      $ 6.33                                               (34.61)%
      All contract charges                           --       11,658        $ 74,460       1.06%
2007  Lowest contract charge 0.50% Class B       $ 9.86                                                (9.12)%
      Highest contract charge 1.90% Class B      $ 9.68                                               (10.37)%
      All contract charges                                     5,985        $ 58,243       0.48%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.10           --              --         --        (6.57)%
      Highest contract charge 1.70% Class A (q)  $10.94           --              --         --        (4.54)%
      All contract charges                           --        2,342        $ 25,770       1.26%
2010  Lowest contract charge 1.30% Class A (q)   $11.51           --              --         --        11.10%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        10.62%
      All contract charges                           --        1,070        $ 12,298       1.30%
2009  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         0.68%
      Highest contract charge 1.70% Class A (q)  $10.36           --              --         --         0.68%
      All contract charges                           --           --        $      3       2.75%
EQ/BLACKROCK BASIC VALUE EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $21.81           --              --         --        (4.05)%
      Highest contract charge 1.90% Class B      $18.94           --              --         --        (4.92)%
      All contract charges                           --       56,317        $826,492       1.26%
2010  Lowest contract charge 0.50% Class B       $24.18           --              --         --        11.74%
      Highest contract charge 1.90% Class B      $19.92           --              --         --        10.12%
      All contract charges                           --       54,746        $848,219       1.30%
2009  Lowest contract charge 0.50% Class B       $21.64           --              --         --        29.60%
      Highest contract charge 1.90% Class B      $18.09           --              --         --        27.82%
      All contract charges                           --       52,534        $745,364       2.75%
2008  Lowest contract charge 0.50% Class B       $16.70           --              --         --       (36.86)%
      Highest contract charge 1.90% Class B      $14.15           --              --         --       (37.77)%
      All contract charges                           --       46,485        $522,247       1.73%
2007  Lowest contract charge 0.50% Class B       $26.45           --              --         --         0.69%
      Highest contract charge 1.90% Class B      $22.74           --              --         --        (0.74)%
      All contract charges                                    45,201        $829,334       1.08%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.45           --              --         --        (1.46)%
      Highest contract charge 1.70% Class A (q)  $11.35           --              --         --        (1.90)%
      All contract charges                           --          221        $  2,525       1.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --              --         --        14.48%
      Highest contract charge 1.70% Class A (q)  $11.57           --              --         --        14.10%
      All contract charges                           --           77        $    889       2.49%
2009  Lowest contract charge 1.30% Class A (q)   $10.15           --              --         --        (0.39)%
      Highest contract charge 1.70% Class A (q)  $10.14           --              --         --        (0.39)%
      All contract charges                           --           --              --       2.55%
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 6.03           --              --         --        (1.31)%
      Highest contract charge 1.90% Class B      $ 5.31           --              --         --        (2.39)%
      All contract charges                           --       46,896        $212,989       1.90%
2010  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --        15.18%
      Highest contract charge 1.90% Class B      $ 5.44           --              --         --        13.57%
      All contract charges                           --       45,605        $214,535       2.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $ 5.60           --               --        --        10.97%
      Highest contract charge 1.90% Class B      $ 4.79           --               --        --         9.34%
      All contract charges                           --       43,320       $  182,082      2.55%
2008  Lowest contract charge 0.50% Class B       $ 5.05           --               --        --       (32.67)%
      Highest contract charge 1.90% Class B      $ 4.38           --               --        --       (33.54)%
      All contract charges                           --       39,344       $  157,390      2.44%
2007  Lowest contract charge 0.50% Class B       $ 7.50           --               --        --         3.31%
      Highest contract charge 1.90% Class B      $ 6.59           --               --        --         1.70%
      All contract charges                                    31,430       $  202,051      1.82%
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 7.81           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 7.24           --               --        --        (1.50)%
      All contract charges                           --        4,681       $   42,315      0.35%
2010  Lowest contract charge 0.50% Class B       $ 8.54           --               --        --        11.93%
      Highest contract charge 1.90% Class B      $ 7.27           --               --        --        10.49%
      All contract charges                           --        5,101       $   46,879      0.05%
2009  Lowest contract charge 0.50% Class B       $ 7.63           --               --        --        30.12%
      Highest contract charge 1.90% Class B      $ 6.58           --               --        --        28.35%
      All contract charges                           --        5,534       $   45,654      0.24%
2008  Lowest contract charge 0.50% Class B       $ 5.86           --               --        --       (45.44)%
      Highest contract charge 1.90% Class B      $ 5.13           --               --        --       (46.23)%
      All contract charges                           --        5,674       $   36,090      0.30%
2007  Lowest contract charge 0.50% Class B       $10.74           --               --        --        11.53%
      Highest contract charge 1.90% Class B      $ 9.54           --               --        --         9.91%
      All contract charges                                     5,341       $   62,358      0.23%
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.28           --               --        --         2.85%
      Highest contract charge 1.70% Class A (q)  $12.18           --               --        --         2.53%
      All contract charges                           --           90       $    1,098      0.71%
2010  Lowest contract charge 1.30% Class A (q)   $11.94           --               --        --        14.59%
      Highest contract charge 1.70% Class A (q)  $11.88           --               --        --        14.12%
      All contract charges                           --           50       $      602      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.42           --               --        --         1.56%
      Highest contract charge 1.70% Class A (q)  $10.41           --               --        --         1.56%
      All contract charges                           --           --               --      1.14%
EQ/CAPITAL GUARDIAN RESEARCH (A)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.49           --               --        --         3.05%
      Highest contract charge 1.90% Class B      $11.05           --               --        --         2.03%
      All contract charges                           --       69,996       $  835,757      0.71%
2010  Lowest contract charge 0.50% Class B       $12.78           --               --        --        15.24%
      Highest contract charge 1.90% Class B      $10.83           --               --        --        13.64%
      All contract charges                           --       77,666       $  904,589      0.74%
2009  Lowest contract charge 0.50% Class B       $11.09           --               --        --        30.79%
      Highest contract charge 1.90% Class B      $ 9.53           --               --        --        29.02%
      All contract charges                           --       86,472       $  882,191      1.14%
2008  Lowest contract charge 0.50% Class B       $ 8.48           --               --        --       (39.94)%
      Highest contract charge 1.90% Class B      $ 7.39           --               --        --       (40.83)%
      All contract charges                           --       96,287       $  757,787      0.91%
2007  Lowest contract charge 0.50% Class B       $14.12           --               --        --         1.15%
      Highest contract charge 1.90% Class B      $12.49           --               --        --        (0.32)%
      All contract charges                                   113,240       $1,497,202      1.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                    YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                  UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                  VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------- ------------------ ---------- -------------- ---------
EQ/COMMON STOCK INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 11.77           --               --        --        (0.59)%
      Highest contract charge 1.70% Class A (q)  $ 11.67           --               --        --        (0.93)%
      All contract charges                            --          166       $    1,957      1.24%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.84           --               --        --        14.73%
      Highest contract charge 1.70% Class A (q)  $ 11.78           --               --        --        14.15%
      All contract charges                            --           93       $    1,103      1.26%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.32           --               --        --         0.39%
      Highest contract charge 1.70% Class A (q)  $ 10.32           --               --        --         0.39%
      All contract charges                            --           --               --      1.80%
EQ/COMMON STOCK INDEX (N)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $250.92           --               --        --        (0.42)%
      Highest contract charge 1.90% Class B      $177.52           --               --        --        (1.38)%
      All contract charges                            --       34,703       $  717,818      1.24%
2010  Lowest contract charge 0.50% Class B       $295.18           --               --        --        15.29%
      Highest contract charge 1.90% Class B      $180.00           --               --        --        13.67%
      All contract charges                            --       38,136       $  803,765      1.26%
2009  Lowest contract charge 0.50% Class B       $256.03           --               --        --        27.69%
      Highest contract charge 1.90% Class B      $158.35           --               --        --        25.90%
      All contract charges                            --       41,528       $  776,118      1.80%
2008  Lowest contract charge 0.50% Class B       $200.52           --               --        --       (44.08)%
      Highest contract charge 1.90% Class B      $125.78           --               --        --       (44.87)%
      All contract charges                            --       40,142       $  617,520      1.63%
2007  Lowest contract charge 0.50% Class B       $358.57           --               --        --         2.96%
      Highest contract charge 1.90% Class B      $228.16           --               --        --         1.51%
      All contract charges                                     41,874       $1,221,553      0.97%
EQ/CORE BOND INDEX (L)
      Unit Value 0.65% to 1.90%*
2011  Lowest contract charge 0.65% Class B       $ 10.16           --               --        --         4.21%
      Highest contract charge 1.90% Class B      $ 13.23           --               --        --         2.80%
      All contract charges                            --       97,647       $1,156,460      1.89%
2010  Lowest contract charge 0.50% Class B       $ 15.47           --               --        --         5.24%
      Highest contract charge 1.90% Class B      $ 12.87           --               --        --         3.79%
      All contract charges                            --       94,923       $1,102,809      2.24%
2009  Lowest contract charge 0.50% Class B       $ 14.70           --               --        --         2.17%
      Highest contract charge 1.90% Class B      $ 12.40           --               --        --         0.76%
      All contract charges                            --       89,630       $1,013,962      2.61%
2008  Lowest contract charge 0.50% Class B       $ 14.39           --               --        --        (9.38)%
      Highest contract charge 1.90% Class B      $ 12.31           --               --        --       (10.67)%
      All contract charges                            --       80,413       $  913,345      4.06%
2007  Lowest contract charge 0.50% Class B       $ 15.88           --               --        --         2.58%
      Highest contract charge 1.90% Class B      $ 13.78           --               --        --         1.10%
      All contract charges                                     99,922       $1,271,392      4.32%
EQ/DAVIS NEW YORK VENTURE
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 10.72           --               --        --        (5.72)%
      Highest contract charge 1.70% Class A (q)  $ 10.63           --               --        --        (6.01)%
      All contract charges                            --          728       $    7,778      0.31%
2010  Lowest contract charge 1.30% Class A (q)   $ 11.37           --               --        --        10.60%
      Highest contract charge 1.70% Class A (q)  $ 11.31           --               --        --        10.13%
      All contract charges                            --          348       $    3,958      0.81%
2009  Lowest contract charge 1.30% Class A (q)   $ 10.28           --               --        --         1.48%
      Highest contract charge 1.70% Class A (q)  $ 10.27           --               --        --         1.48%
      All contract charges                            --           --       $        7      1.73%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/DAVIS NEW YORK VENTURE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.23           --               --        --        (5.62)%
      Highest contract charge 1.90% Class B      $ 8.77           --               --        --        (6.50)%
      All contract charges                           --       34,132       $  306,088      0.31%
2010  Lowest contract charge 0.50% Class B       $ 9.97           --               --        --        11.27%
      Highest contract charge 1.90% Class B      $ 9.38           --               --        --         9.71%
      All contract charges                           --       37,420       $  357,290      0.81%
2009  Lowest contract charge 0.50% Class B       $ 8.96           --               --        --        32.03%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --        30.18%
      All contract charges                           --       39,080       $  338,925      1.73%
2008  Lowest contract charge 0.50% Class B       $ 6.79           --               --        --       (39.54)%
      Highest contract charge 1.90% Class B      $ 6.57           --               --        --       (40.38)%
      All contract charges                           --       36,597       $  242,910      0.62%
2007  Lowest contract charge 0.50% Class B       $11.23           --               --        --         3.22%
      Highest contract charge 1.90% Class B      $11.02           --               --        --         1.75%
      All contract charges                                    24,733       $  273,949      0.62%
EQ/EQUITY 500 INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.67           --               --        --         0.52%
      Highest contract charge 1.70% Class A (q)  $11.57           --               --        --         0.09%
      All contract charges                           --        1,156       $   13,434      1.45%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        13.16%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.67%
      All contract charges                           --          501       $    5,807      1.43%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --            3       $       34      1.96%
EQ/EQUITY 500 INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $28.94           --               --        --         0.56%
      Highest contract charge 1.90% Class B      $24.37           --               --        --        (0.41)%
      All contract charges                           --       68,631       $1,153,634      1.45%
2010  Lowest contract charge 0.50% Class B       $31.06           --               --        --        13.81%
      Highest contract charge 1.90% Class B      $24.47           --               --        --        12.20%
      All contract charges                           --       73,975       $1,249,931      1.43%
2009  Lowest contract charge 0.50% Class B       $27.29           --               --        --        25.25%
      Highest contract charge 1.90% Class B      $21.81           --               --        --        23.48%
      All contract charges                           --       75,725       $1,151,603      1.96%
2008  Lowest contract charge 0.50% Class B       $21.79           --               --        --       (37.64)%
      Highest contract charge 1.90% Class B      $17.66           --               --        --       (38.51)%
      All contract charges                           --       71,841       $  912,729      1.72%
2007  Lowest contract charge 0.50% Class B       $34.94           --               --        --         4.42%
      Highest contract charge 1.90% Class B      $28.72           --               --        --         2.94%
      All contract charges                                    74,013       $1,576,822      1.31%
EQ/EQUITY GROWTH PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.07           --               --        --        (7.03)%
      Highest contract charge 1.90% Class B      $13.64           --               --        --        (7.96)%
      All contract charges                           --       81,896       $1,038,983      0.26%
2010  Lowest contract charge 0.50% Class B       $16.92           --               --        --        14.71%
      Highest contract charge 1.90% Class B      $14.82           --               --        --        13.04%
      All contract charges                           --       93,768       $1,288,091      0.28%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $14.75           --               --        --        27.15%
      Highest contract charge 1.90% Class B      $13.11           --               --        --        25.42%
      All contract charges                           --      108,738       $1,316,635      0.85%
2008  Lowest contract charge 0.50% Class B       $11.60           --               --        --       (40.57)%
      Highest contract charge 1.90% Class B      $10.45           --               --        --       (41.46)%
      All contract charges                           --      118,651       $1,143,520      0.95%
2007  Lowest contract charge 0.50% Class B       $19.52           --               --        --        13.49%
      Highest contract charge 1.90% Class B      $17.85           --               --        --        11.91%
      All contract charges                                   115,724       $1,909,092      0.18%
EQ/FRANKLIN CORE BALANCED
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.22           --               --        --        (0.97)%
      Highest contract charge 1.70% Class A (q)  $11.13           --               --        --        (1.33)%
      All contract charges                           --           93       $    1,047      3.36%
2010  Lowest contract charge 1.30% Class A (q)   $11.33           --               --        --        10.11%
      Highest contract charge 1.70% Class A (q)  $11.28           --               --        --         9.73%
      All contract charges                           --           62       $      703      2.96%
2009  Lowest contract charge 1.30% Class A (q)   $10.29           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.28           --               --        --         0.19%
      All contract charges                           --           --               --      5.95%
EQ/FRANKLIN CORE BALANCED
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $10.07           --               --        --        (0.89)%
      Highest contract charge 1.80% Class B      $ 9.62           --               --        --        (1.74)%
      All contract charges                           --       53,542       $  523,704      3.36%
2010  Lowest contract charge 0.50% Class B       $10.36           --               --        --        10.68%
      Highest contract charge 1.90% Class B      $ 9.75           --               --        --         9.18%
      All contract charges                           --       54,951       $  545,194      2.96%
2009  Lowest contract charge 0.50% Class B       $ 9.36           --               --        --        29.97%
      Highest contract charge 1.90% Class B      $ 8.93           --               --        --        28.10%
      All contract charges                           --       65,970       $  596,850      5.95%
2008  Lowest contract charge 0.50% Class B       $ 7.20           --               --        --       (32.20)%
      Highest contract charge 1.90% Class B      $ 6.97           --               --        --       (33.11)%
      All contract charges                           --       60,463       $  425,663      6.36%
2007  Lowest contract charge 0.50% Class B       $10.62           --               --        --         1.53%
      Highest contract charge 1.90% Class B      $10.42           --               --        --         0.10%
      All contract charges                                    57,439       $  601,803      4.16%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.57           --               --        --        (5.37)%
      Highest contract charge 1.70% Class A (q)  $10.47           --               --        --        (5.85)%
      All contract charges                           --           89       $      940      1.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.17           --               --        --         9.19%
      Highest contract charge 1.70% Class A (q)  $11.12           --               --        --         8.70%
      All contract charges                           --           40       $      455      1.99%
2009  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --         0.29%
      All contract charges                           --           --       $        2      2.46%
EQ/FRANKLIN TEMPLETON ALLOCATION
      Unit Value 1.15% to 1.90%*
2011  Lowest contract charge 1.15% Class B (e)   $ 7.78           --               --        --        (5.58)%
      Highest contract charge 1.90% Class B (e)  $ 7.51           --               --        --        (6.24)%
      All contract charges                           --      158,716       $1,214,424      1.78%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B (e)   $ 8.43           --               --        --         9.77%
      Highest contract charge 1.90% Class B (e)  $ 8.01           --               --        --         8.24%
      All contract charges                           --      169,484       $1,377,768      1.99%
2009  Lowest contract charge 0.50% Class B (e)   $ 7.68           --               --        --        27.78%
      Highest contract charge 1.90% Class B (e)  $ 7.40           --               --        --        26.04%
      All contract charges                           --      179,402       $1,341,290      2.46%
2008  Lowest contract charge 0.50% Class B (e)   $ 6.01           --               --        --       (37.20)%
      Highest contract charge 1.90% Class B (e)  $ 5.87           --               --        --       (38.08)%
      All contract charges                           --      168,583       $  996,068      5.08%
2007  Lowest contract charge 0.50% Class B (e)   $ 9.57           --               --        --        (4.30)%
      Highest contract charge 1.90% Class B (e)  $ 9.48           --               --        --        (5.20)%
      All contract charges                                    83,451       $  793,251      2.63%
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.08           --               --        --         0.27%
      Highest contract charge 1.70% Class A (q)  $10.98           --               --        --        (0.09)%
      All contract charges                           --          360       $    3,979      0.19%
2010  Lowest contract charge 1.30% Class A (q)   $11.05           --               --        --         8.55%
      Highest contract charge 1.70% Class A (q)  $10.99           --               --        --         7.96%
      All contract charges                           --          163       $    1,798        --
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.69%
      All contract charges                           --           --               --        --
EQ/GAMCO MERGERS & ACQUISITIONS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.89           --               --        --         0.39%
      Highest contract charge 1.90% Class B      $12.09           --               --        --        (0.58)%
      All contract charges                           --       16,273       $  201,854      0.19%
2010  Lowest contract charge 0.50% Class B       $13.17           --               --        --         9.02%
      Highest contract charge 1.90% Class B      $12.16           --               --        --         7.61%
      All contract charges                           --       14,455       $  179,603        --
2009  Lowest contract charge 0.50% Class B       $12.08           --               --        --        16.01%
      Highest contract charge 1.90% Class B      $11.30           --               --        --        14.41%
      All contract charges                           --       11,998       $  137,992        --
2008  Lowest contract charge 0.50% Class B       $10.41           --               --        --       (14.25)%
      Highest contract charge 1.90% Class B      $ 9.88           --               --        --       (15.48)%
      All contract charges                           --       11,081       $  111,017      0.50%
2007  Lowest contract charge 0.50% Class B       $12.14           --               --        --         2.97%
      Highest contract charge 1.90% Class B      $11.69           --               --        --         1.48%
      All contract charges                                    11,173       $  131,859      0.78%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.23           --               --        --        (5.45)%
      Highest contract charge 1.70% Class A (q)  $13.15           --               --        --        (4.92)%
      All contract charges                           --        2,853       $   37,738      0.08%
2010  Lowest contract charge 1.30% Class A (q)   $13.89           --               --        --        31.16%
      Highest contract charge 1.70% Class A (q)  $13.83           --               --        --        30.72%
      All contract charges                           --        1,235       $   17,130      0.37%
2009  Lowest contract charge 1.30% Class A (q)   $10.59           --               --        --         1.53%
      Highest contract charge 1.70% Class A (q)  $10.58           --               --        --         1.44%
      All contract charges                           --            2       $       23      0.44%
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $36.53           --               --        --        (4.65)%
      Highest contract charge 1.90% Class B      $30.93           --               --        --        (5.33)%
      All contract charges                           --       21,292       $  777,514      0.08%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $44.89           --              --         --        31.99%
      Highest contract charge 1.90% Class B      $32.67           --              --         --        30.11%
      All contract charges                           --       22,302        $855,090       0.37%
2009  Lowest contract charge 0.50% Class B       $34.01           --              --         --        40.72%
      Highest contract charge 1.90% Class B      $25.11           --              --         --        38.78%
      All contract charges                           --       21,145        $619,879       0.44%
2008  Lowest contract charge 0.50% Class B       $24.17           --              --         --       (30.98)%
      Highest contract charge 1.90% Class B      $18.09           --              --         --       (31.99)%
      All contract charges                           --       18,794        $392,717       0.61%
2007  Lowest contract charge 0.50% Class B       $35.02           --              --         --         8.72%
      Highest contract charge 1.90% Class B      $26.60           --              --         --         7.21%
      All contract charges                                    15,674        $470,454       0.52%
EQ/GLOBAL BOND PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.70           --              --         --         3.28%
      Highest contract charge 1.70% Class A (q)  $10.61           --              --         --         2.91%
      All contract charges                           --          350        $  3,728       3.36%
2010  Lowest contract charge 1.30% Class A (q)   $10.36           --              --         --         5.18%
      Highest contract charge 1.70% Class A (q)  $10.31           --              --         --         4.67%
      All contract charges                           --          140        $  1,442       2.92%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.85           --              --         --        (1.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.85           --              --         --        (1.70)%
      All contract charges                           --            2        $     15       0.80%
EQ/GLOBAL BOND PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.55           --              --         --         3.38%
      Highest contract charge 1.90% Class B      $11.82           --              --         --         2.43%
      All contract charges                           --       41,863        $508,159       3.36%
2010  Lowest contract charge 0.50% Class B       $12.43           --              --         --         5.79%
      Highest contract charge 1.90% Class B      $11.54           --              --         --         4.25%
      All contract charges                           --       40,077        $473,013       2.92%
2009  Lowest contract charge 0.50% Class B       $11.75           --              --         --         1.49%
      Highest contract charge 1.90% Class B      $11.07           --              --         --         0.07%
      All contract charges                           --       36,747        $414,061       0.80%
2008  Lowest contract charge 0.50% Class B       $11.58           --              --         --         5.95%
      Highest contract charge 1.90% Class B      $11.06           --              --         --         4.44%
      All contract charges                           --       36,828        $413,319      19.53%
2007  Lowest contract charge 0.50% Class B       $10.93           --              --         --         8.76%
      Highest contract charge 1.90% Class B      $10.59           --              --         --         7.19%
      All contract charges                                    18,195        $194,602       3.41%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.72           --              --         --       (13.21)%
      Highest contract charge 1.70% Class A (q)  $ 9.64           --              --         --       (13.54)%
      All contract charges                           --          304        $  2,952       1.70%
2010  Lowest contract charge 1.30% Class A (q)   $11.20           --              --         --        10.24%
      Highest contract charge 1.70% Class A (q)  $11.15           --              --         --         9.74%
      All contract charges                           --          174        $  1,953       1.10%
2009  Lowest contract charge 1.30% Class A (q)   $10.16           --              --         --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.16           --              --         --         0.00%
      All contract charges                           --            2        $     29       1.33%
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.58           --              --         --       (13.15)%
      Highest contract charge 1.90% Class B      $14.44           --              --         --       (13.95)%
      All contract charges                           --       46,594        $856,342       1.70%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $20.28           --               --        --        10.88%
      Highest contract charge 1.90% Class B      $16.78           --               --        --         9.32%
      All contract charges                           --       53,486       $1,134,438      1.10%
2009  Lowest contract charge 0.50% Class B       $18.29           --               --        --        49.30%
      Highest contract charge 1.90% Class B      $15.35           --               --        --        47.16%
      All contract charges                           --       58,787       $1,130,770      1.33%
2008  Lowest contract charge 0.50% Class B       $12.25           --               --        --       (57.55)%
      Highest contract charge 1.90% Class B      $10.43           --               --        --       (58.15)%
      All contract charges                           --       53,574       $  696,118      0.15%
2007  Lowest contract charge 0.50% Class B       $28.86           --               --        --        41.26%
      Highest contract charge 1.90% Class B      $24.92           --               --        --        39.30%
      All contract charges                                    53,185       $1,627,247        --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $22.86           --               --        --         4.34%
      Highest contract charge 1.90% Class B      $18.71           --               --        --         3.26%
      All contract charges                           --       33,208       $  447,386      0.43%
2010  Lowest contract charge 0.50% Class B       $23.97           --               --        --         3.72%
      Highest contract charge 1.90% Class B      $18.12           --               --        --         2.26%
      All contract charges                           --       28,642       $  391,601      1.22%
2009  Lowest contract charge 0.50% Class B       $23.11           --               --        --        (2.76)%
      Highest contract charge 1.90% Class B      $17.72           --               --        --        (4.11)%
      All contract charges                           --       26,434       $  369,725      1.00%
2008  Lowest contract charge 0.50% Class B       $23.77           --               --        --         3.08%
      Highest contract charge 1.90% Class B      $18.48           --               --        --         1.59%
      All contract charges                           --       26,853       $  401,655      3.71%
2007  Lowest contract charge 0.50% Class B       $23.06           --               --        --         6.32%
      Highest contract charge 1.90% Class B      $18.19           --               --        --         4.84%
      All contract charges                                    18,561       $  296,887      4.29%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 8.95           --               --        --       (17.74)%
      Highest contract charge 1.70% Class A (q)  $ 8.87           --               --        --       (18.10)%
      All contract charges                           --          267       $    2,376      2.70%
2010  Lowest contract charge 1.30% Class A (q)   $10.88           --               --        --         8.04%
      Highest contract charge 1.70% Class A (q)  $10.83           --               --        --         7.55%
      All contract charges                           --          189       $    2,052      1.80%
2009  Lowest contract charge 1.30% Class A (q)   $10.07           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.07           --               --        --        (0.10)%
      All contract charges                           --           --               --      3.14%
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.14           --               --        --       (17.73)%
      Highest contract charge 1.90% Class B      $ 9.86           --               --        --       (18.51)%
      All contract charges                           --       52,811       $  606,445      2.70%
2010  Lowest contract charge 0.50% Class B       $14.28           --               --        --         8.68%
      Highest contract charge 1.90% Class B      $12.10           --               --        --         7.17%
      All contract charges                           --       56,037       $  784,792      1.80%
2009  Lowest contract charge 0.50% Class B       $13.14           --               --        --        34.62%
      Highest contract charge 1.90% Class B      $11.29           --               --        --        32.72%
      All contract charges                           --       59,216       $  769,256      3.14%
2008  Lowest contract charge 0.50% Class B       $ 9.76           --               --        --       (45.11)%
      Highest contract charge 1.90% Class B      $ 8.51           --               --        --       (45.90)%
      All contract charges                           --       57,050       $  554,312      1.49%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                       YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------
                                                     UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                     VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                     ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B           $17.78           --               --        --        14.64%
      Highest contract charge 1.90% Class B          $15.73           --               --        --        13.08%
      All contract charges                                        57,566       $1,024,304      0.39%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)       $ 8.57           --               --        --       (15.48)%
      Highest contract charge 1.70% Class A (q)      $ 8.97           --               --        --       (13.42)%
      All contract charges                               --          184       $    1,657      2.76%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.10%
      Highest contract charge 1.70% Class A (q)      $10.36           --               --        --         3.70%
      All contract charges                               --          102       $    1,062      2.24%
2009  Lowest contract charge 1.30% Class A (q)       $10.00           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)      $ 9.99           --               --        --        (0.20)%
      All contract charges                               --           --               --      2.38%
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $11.91           --               --        --       (13.00)%
      Highest contract charge 1.90% Class B          $10.13           --               --        --       (13.86)%
      All contract charges                               --       48,085       $  522,268      2.76%
2010  Lowest contract charge 0.50% Class B           $14.70           --               --        --         4.63%
      Highest contract charge 1.90% Class B          $11.76           --               --        --         3.16%
      All contract charges                               --       52,855       $  663,562      2.24%
2009  Lowest contract charge 0.50% Class B           $14.05           --               --        --        26.42%
      Highest contract charge 1.90% Class B          $11.40           --               --        --        24.68%
      All contract charges                               --       58,111       $  703,686      2.38%
2008  Lowest contract charge 0.50% Class B           $11.11           --               --        --       (50.95)%
      Highest contract charge 1.90% Class B          $ 9.14           --               --        --       (51.67)%
      All contract charges                               --       62,852       $  607,988      2.73%
2007  Lowest contract charge 0.50% Class B           $22.65           --               --        --        11.14%
      Highest contract charge 1.90% Class B          $18.91           --               --        --         9.62%
      All contract charges                                        64,446       $1,284,350      1.43%
EQ/INTERNATIONAL ETF
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q) (s)   $ 9.14           --               --        --       (14.02)%
      Highest contract charge 1.70% Class A (q) (s)  $ 9.06           --               --        --       (14.37)%
      All contract charges                               --          251       $    2,293      2.55%
2010  Lowest contract charge 1.30% Class A (q) (s)   $10.63           --               --        --         6.30%
      Highest contract charge 1.70% Class A (q) (s)  $10.58           --               --        --         5.91%
      All contract charges                               --          125       $    1,330      2.43%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)       $ 8.64           --               --        --       (17.00)%
      Highest contract charge 1.70% Class A (q)      $ 8.57           --               --        --       (17.36)%
      All contract charges                               --          354       $    3,054      1.92%
2010  Lowest contract charge 1.30% Class A (q)       $10.41           --               --        --         4.94%
      Highest contract charge 1.70% Class A (q)      $10.37           --               --        --         4.54%
      All contract charges                               --          291       $    3,029      0.76%
2009  Lowest contract charge 1.30% Class A (q)       $ 9.92           --               --        --        (0.40)%
      Highest contract charge 1.70% Class A (q)      $ 9.92           --               --        --        (0.30)%
      All contract charges                               --            1       $        8      2.07%
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B           $16.52           --               --        --       (16.94)%
      Highest contract charge 1.90% Class B          $14.34           --               --        --       (17.78)%
      All contract charges                               --       41,044       $  550,880      1.92%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $21.16           --               --        --         5.54%
      Highest contract charge 1.90% Class B      $17.44           --               --        --         4.06%
      All contract charges                           --       45,360       $  737,614      0.76%
2009  Lowest contract charge 0.50% Class B       $20.05           --               --        --        29.61%
      Highest contract charge 1.90% Class B      $16.76           --               --        --        27.81%
      All contract charges                           --       47,668       $  743,266      2.07%
2008  Lowest contract charge 0.50% Class B       $15.47           --               --        --       (43.29)%
      Highest contract charge 1.90% Class B      $13.11           --               --        --       (44.09)%
      All contract charges                           --       48,585       $  592,816      2.19%
2007  Lowest contract charge 0.50% Class B       $27.28           --               --        --         9.65%
      Highest contract charge 1.90% Class B      $23.45           --               --        --         8.06%
      All contract charges                                    52,311       $1,144,877      1.85%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.85           --               --        --        (8.46)%
      Highest contract charge 1.70% Class A (q)  $10.60           --               --        --        (6.61)%
      All contract charges                           --          266       $    2,845      1.03%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.21%
      Highest contract charge 1.70% Class A (q)  $11.35           --               --        --        10.62%
      All contract charges                           --          163       $    1,852      1.32%
2009  Lowest contract charge 1.30% Class A (q)   $10.26           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.26           --               --        --         0.10%
      All contract charges                           --           --               --      1.48%
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $13.35           --               --        --        (6.12)%
      Highest contract charge 1.90% Class B      $11.59           --               --        --        (7.06)%
      All contract charges                           --       19,801       $  238,926      1.03%
2010  Lowest contract charge 0.50% Class B       $15.13           --               --        --        11.74%
      Highest contract charge 1.90% Class B      $12.47           --               --        --        10.26%
      All contract charges                           --       21,596       $  279,401      1.32%
2009  Lowest contract charge 0.50% Class B       $13.54           --               --        --        31.69%
      Highest contract charge 1.90% Class B      $11.31           --               --        --        29.73%
      All contract charges                           --       22,028       $  258,292      1.48%
2008  Lowest contract charge 0.50% Class B       $10.28           --               --        --       (40.09)%
      Highest contract charge 1.90% Class B      $ 8.72           --               --        --       (40.88)%
      All contract charges                           --       23,322       $  210,531      1.78%
2007  Lowest contract charge 0.50% Class B       $17.16           --               --        --        (1.72)%
      Highest contract charge 1.90% Class B      $14.75           --               --        --        (3.09)%
      All contract charges                                    27,538       $  419,788      1.32%
EQ/LARGE CAP CORE PLUS
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.37           --               --        --        (5.16)%
      Highest contract charge 1.90% Class B      $ 8.27           --               --        --        (6.02)%
      All contract charges                           --       14,134       $  134,375      1.03%
2010  Lowest contract charge 0.50% Class B       $10.43           --               --        --        13.62%
      Highest contract charge 1.90% Class B      $ 8.80           --               --        --        11.96%
      All contract charges                           --       15,828       $  158,846      1.00%
2009  Lowest contract charge 0.50% Class B       $ 9.18           --               --        --        25.95%
      Highest contract charge 1.90% Class B      $ 7.86           --               --        --        24.11%
      All contract charges                           --       17,342       $  153,764      4.38%
2008  Lowest contract charge 0.50% Class B       $ 7.29           --               --        --       (37.75)%
      Highest contract charge 1.90% Class B      $ 6.33           --               --        --       (38.60)%
      All contract charges                           --       18,391       $  129,337      0.34%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $11.71           --              --         --         3.35%
      Highest contract charge 1.90% Class B      $10.31           --              --         --         1.88%
      All contract charges                                    21,585        $243,826       1.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.07           --              --         --         1.26%
      Highest contract charge 1.70% Class A (q)  $11.97           --              --         --         0.93%
      All contract charges                           --          320        $  3,850       0.88%
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        14.73%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.26%
      All contract charges                           --          155        $  1,848       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.39           --              --         --         0.97%
      Highest contract charge 1.70% Class A (q)  $10.38           --              --         --         0.97%
      All contract charges                           --           --              --       2.14%
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 8.07           --              --         --         1.38%
      Highest contract charge 1.90% Class B      $ 7.15           --              --         --         0.42%
      All contract charges                           --       34,122        $322,327       0.88%
2010  Lowest contract charge 0.50% Class B       $ 8.40           --              --         --        15.38%
      Highest contract charge 1.90% Class B      $ 7.12           --              --         --        13.74%
      All contract charges                           --       36,002        $332,558       0.97%
2009  Lowest contract charge 0.50% Class B       $ 7.28           --              --         --        35.53%
      Highest contract charge 1.90% Class B      $ 6.26           --              --         --        33.67%
      All contract charges                           --       39,652        $317,224       2.14%
2008  Lowest contract charge 0.50% Class B       $ 5.37           --              --         --       (36.60)%
      Highest contract charge 1.90% Class B      $ 4.68           --              --         --       (37.52)%
      All contract charges                           --       41,922        $248,887       0.14%
2007  Lowest contract charge 0.50% Class B       $ 8.47           --              --         --        13.39%
      Highest contract charge 1.90% Class B      $ 7.49           --              --         --        11.79%
      All contract charges                                    45,255        $411,124         --
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.07           --              --         --        (4.57)%
      Highest contract charge 1.70% Class A (q)  $10.98           --              --         --        (4.94)%
      All contract charges                           --          170        $  1,871       0.50%
2010  Lowest contract charge 1.30% Class A (q)   $11.60           --              --         --        12.84%
      Highest contract charge 1.70% Class A (q)  $11.55           --              --         --        12.46%
      All contract charges                           --           79        $    909       0.38%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --              --         --         0.69%
      Highest contract charge 1.70% Class A (q)  $10.27           --              --         --         0.59%
      All contract charges                           --           --              --       1.31%
EQ/LARGE CAP GROWTH PLUS (Y)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.89           --              --         --        (4.56)%
      Highest contract charge 1.90% Class B      $13.79           --              --         --        (5.48)%
      All contract charges                           --       37,076        $505,607       0.50%
2010  Lowest contract charge 0.50% Class B       $17.71           --              --         --        13.89%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        12.23%
      All contract charges                           --       17,859        $261,108       0.38%
2009  Lowest contract charge 0.50% Class B       $15.55           --              --         --        34.19%
      Highest contract charge 1.90% Class B      $13.00           --              --         --        32.35%
      All contract charges                           --       19,454        $252,641       1.31%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $11.59           --               --        --       (38.55)%
      Highest contract charge 1.90% Class B      $ 9.82           --               --        --       (39.42)%
      All contract charges                           --       19,719       $  193,193      0.11%
2007  Lowest contract charge 0.50% Class B       $18.86           --               --        --        15.07%
      Highest contract charge 1.90% Class B      $16.21           --               --        --        13.36%
      All contract charges                                    22,503       $  363,276      0.41%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.46           --               --        --        (1.38)%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        (1.73)%
      All contract charges                           --          155       $    1,774      1.77%
2010  Lowest contract charge 1.30% Class A (q)   $11.62           --               --        --        13.48%
      Highest contract charge 1.70% Class A (q)  $11.56           --               --        --        12.89%
      All contract charges                           --           82       $      948      1.54%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $10.24           --               --        --         0.00%
      All contract charges                           --           --               --      9.15%
EQ/LARGE CAP VALUE INDEX (Z)
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B       $ 5.86           --               --        --        (1.51)%
      Highest contract charge 1.80% Class B      $ 5.65           --               --        --        (2.08)%
      All contract charges                           --       43,857       $  252,597      1.77%
2010  Lowest contract charge 0.50% Class B       $ 6.18           --               --        --        14.02%
      Highest contract charge 1.90% Class B      $ 5.74           --               --        --        12.55%
      All contract charges                           --       20,149       $  118,119      1.54%
2009  Lowest contract charge 0.50% Class B       $ 5.42           --               --        --        18.55%
      Highest contract charge 1.90% Class B      $ 5.10           --               --        --        17.01%
      All contract charges                           --       19,764       $  102,573      9.15%
2008  Lowest contract charge 0.50% Class B       $ 4.57           --               --        --       (56.93)%
      Highest contract charge 1.90% Class B      $ 4.36           --               --        --       (57.59)%
      All contract charges                           --       16,998       $   75,141      1.37%
2007  Lowest contract charge 0.50% Class B       $10.61                                                (6.35)%
      Highest contract charge 1.90% Class B      $10.28                                                (7.72)%
      All contract charges                                    17,409       $  180,500        --
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --               --        --        (6.05)%
      Highest contract charge 1.70% Class A (q)  $10.63           --               --        --        (6.43)%
      All contract charges                           --          117       $    1,254      1.10%
2010  Lowest contract charge 1.30% Class A (q)   $11.41           --               --        --        11.43%
      Highest contract charge 1.70% Class A (q)  $11.36           --               --        --        11.05%
      All contract charges                           --          102       $    1,161      1.13%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.23           --               --        --        (0.10)%
      All contract charges                           --           --               --      2.14%
EQ/LARGE CAP VALUE PLUS (D)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $12.37           --               --        --        (5.93)%
      Highest contract charge 1.90% Class B      $10.81           --               --        --        (6.81)%
      All contract charges                           --       91,140       $  971,826      1.10%
2010  Lowest contract charge 0.50% Class B       $13.95           --               --        --        12.14%
      Highest contract charge 1.90% Class B      $11.60           --               --        --        10.48%
      All contract charges                           --      102,373       $1,167,606      1.13%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 0.50% Class B       $12.44           --               --        --        19.87%
      Highest contract charge 1.90% Class B      $10.50           --               --        --        18.20%
      All contract charges                           --      114,911       $1,181,003      2.14%
2008  Lowest contract charge 0.50% Class B       $10.38           --               --        --       (43.62)%
      Highest contract charge 1.90% Class B      $ 8.88           --               --        --       (44.43)%
      All contract charges                           --      128,632       $1,114,977      2.84%
2007  Lowest contract charge 0.50% Class B       $18.41           --               --        --        (5.05)%
      Highest contract charge 1.90% Class B      $15.98           --               --        --        (6.39)%
      All contract charges                                   150,945       $2,349,958      1.61%
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $11.08           --               --        --        (9.62)%
      Highest contract charge 1.90% Class B      $10.57           --               --        --       (10.20)%
      All contract charges                           --       16,183       $  176,266      0.69%
2010  Lowest contract charge 0.50% Class B       $12.76           --               --        --        13.42%
      Highest contract charge 1.90% Class B      $11.77           --               --        --        11.78%
      All contract charges                           --       15,873       $  191,761      0.39%
2009  Lowest contract charge 0.50% Class B       $11.25           --               --        --        24.86%
      Highest contract charge 1.90% Class B      $10.53           --               --        --        23.16%
      All contract charges                           --       14,412       $  154,971      0.68%
2008  Lowest contract charge 0.50% Class B       $ 9.01           --               --        --       (31.27)%
      Highest contract charge 1.90% Class B      $ 8.55           --               --        --       (32.30)%
      All contract charges                           --        9,794       $   85,138      1.16%
2007  Lowest contract charge 0.50% Class B       $13.11           --               --        --        10.08%
      Highest contract charge 1.90% Class B      $12.63           --               --        --         8.60%
      All contract charges                                     6,105       $   78,014      0.80%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.23           --               --        --       (11.66)%
      Highest contract charge 1.70% Class A (q)  $10.14           --               --        --       (12.06)%
      All contract charges                           --          334       $    3,412      0.64%
2010  Lowest contract charge 1.30% Class A (q)   $11.58           --               --        --        13.75%
      Highest contract charge 1.70% Class A (q)  $11.53           --               --        --        13.26%
      All contract charges                           --          126       $    1,453      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.30%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.39%
      All contract charges                           --           --       $        3      1.27%
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $13.15           --               --        --       (11.74)%
      Highest contract charge 1.90% Class B      $12.54           --               --        --       (12.43)%
      All contract charges                           --       30,869       $  328,558      0.64%
2010  Lowest contract charge 0.50% Class B       $15.51           --               --        --        14.38%
      Highest contract charge 1.90% Class B      $14.32           --               --        --        12.76%
      All contract charges                           --       30,667       $  376,915      0.98%
2009  Lowest contract charge 0.50% Class B       $13.56           --               --        --        36.59%
      Highest contract charge 1.90% Class B      $12.70           --               --        --        34.63%
      All contract charges                           --       25,119       $  272,003      1.27%
2008  Lowest contract charge 0.50% Class B       $ 9.93           --               --        --       (40.61)%
      Highest contract charge 1.90% Class B      $ 9.43           --               --        --       (41.43)%
      All contract charges                           --       20,631       $  168,007      0.99%
2007  Lowest contract charge 0.50% Class B       $16.72           --               --        --        15.63%
      Highest contract charge 1.90% Class B      $16.10           --               --        --        14.02%
      All contract charges                                    16,401       $  237,725      0.72%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
EQ/MID CAP INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.63           --               --        --        (3.37)%
      Highest contract charge 1.70% Class A (q)  $12.52           --               --        --        (3.77)%
      All contract charges                           --          302       $    3,804      0.61%
2010  Lowest contract charge 1.30% Class A (q)   $13.07           --               --        --        24.36%
      Highest contract charge 1.70% Class A (q)  $13.01           --               --        --        23.90%
      All contract charges                           --          185       $    2,418      0.74%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.45%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.45%
      All contract charges                           --           --               --      1.09%
EQ/MID CAP INDEX
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $11.52           --               --        --        (3.36)%
      Highest contract charge 1.90% Class B      $10.33           --               --        --        (4.26)%
      All contract charges                           --       53,373       $  632,975      0.61%
2010  Lowest contract charge 0.50% Class B       $12.49           --               --        --        25.03%
      Highest contract charge 1.90% Class B      $10.79           --               --        --        23.31%
      All contract charges                           --       59,447       $  732,139      0.74%
2009  Lowest contract charge 0.50% Class B       $ 9.99           --               --        --        35.67%
      Highest contract charge 1.90% Class B      $ 8.75           --               --        --        33.76%
      All contract charges                           --       65,727       $  652,650      1.09%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --               --        --       (49.55)%
      Highest contract charge 1.90% Class B      $ 6.54           --               --        --       (50.27)%
      All contract charges                           --       67,946       $  500,886      0.89%
2007  Lowest contract charge 0.50% Class B       $14.59           --               --        --         7.44%
      Highest contract charge 1.90% Class B      $13.15           --               --        --         5.96%
      All contract charges                                    70,501       $1,035,525        --
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.40           --               --        --       (10.31)%
      Highest contract charge 1.70% Class A (q)  $11.30           --               --        --       (10.67)%
      All contract charges                           --           55       $      627      0.84%
2010  Lowest contract charge 1.30% Class A (q)   $12.71           --               --        --        20.93%
      Highest contract charge 1.70% Class A (q)  $12.65           --               --        --        20.48%
      All contract charges                           --           25       $      321      0.98%
2009  Lowest contract charge 1.30% Class A (q)   $10.51           --               --        --         1.06%
      Highest contract charge 1.70% Class A (q)  $10.50           --               --        --         1.06%
      All contract charges                           --           --               --      1.69%
EQ/MID CAP VALUE PLUS (F) (G) (H)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.59           --               --        --       (10.30)%
      Highest contract charge 1.90% Class B      $13.54           --               --        --       (11.15)%
      All contract charges                           --       66,819       $  899,832      0.84%
2010  Lowest contract charge 0.50% Class B       $18.49           --               --        --        21.81%
      Highest contract charge 1.90% Class B      $15.24           --               --        --        20.19%
      All contract charges                           --       75,286       $1,136,423      0.98%
2009  Lowest contract charge 0.50% Class B       $15.18           --               --        --        35.14%
      Highest contract charge 1.90% Class B      $12.68           --               --        --        33.22%
      All contract charges                           --       88,122       $1,102,630      1.69%
2008  Lowest contract charge 0.50% Class B       $11.23           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B      $ 9.52           --               --        --       (40.69)%
      All contract charges                           --       41,940       $  400,022      1.38%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $18.67           --               --        --        (2.10)%
      Highest contract charge 1.90% Class B      $16.05           --               --        --        (3.49)%
      All contract charges                                    50,595       $  811,824      0.97%
EQ/MONEY MARKET
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.93           --               --        --        (0.60)%
      Highest contract charge 1.70% Class A (q)  $ 9.65           --               --        --        (1.73)%
      All contract charges                           --        4,907       $   47,537      0.01%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.87           --               --        --        (1.20)%
      Highest contract charge 1.70% Class A (q)  $ 9.82           --               --        --        (1.60)%
      All contract charges                           --        2,179       $   21,441        --
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --           22       $      215        --
EQ/MONEY MARKET
      Unit Value 0.00% to 1.90%*
2011  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $24.78           --               --        --        (1.86)%
      All contract charges                           --       85,545       $  655,858      0.01%
2010  Lowest contract charge 0.00% Class B       $44.43           --               --        --         0.00%
      Highest contract charge 1.90% Class B      $25.25           --               --        --        (1.90)%
      All contract charges                           --       65,197       $  653,462        --
2009  Lowest contract charge 0.00% Class B       $44.43           --               --        --        (0.01)%
      Highest contract charge 1.90% Class B      $25.74           --               --        --        (1.90)%
      All contract charges                           --       60,968       $  941,402        --
2008  Lowest contract charge 0.00% Class B       $44.43           --               --        --         2.11%
      Highest contract charge 1.90% Class B      $26.24           --               --        --         0.15%
      All contract charges                           --       90,924       $1,493,712      1.93%
2007  Lowest contract charge 0.00% Class B       $43.51           --               --        --         4.72%
      Highest contract charge 1.90% Class B      $26.20           --               --        --         2.70%
      All contract charges                                    45,468       $  851,459      4.59%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $11.20           --               --        --        (1.82)%
      Highest contract charge 1.70% Class A (q)  $11.10           --               --        --         1.37%
      All contract charges                           --          665       $    7,428      0.52%
2010  Lowest contract charge 1.30% Class A (q)   $11.00           --               --        --         7.00%
      Highest contract charge 1.70% Class A (q)  $10.95           --               --        --         6.62%
      All contract charges                           --          458       $    5,029      0.56%
2009  Lowest contract charge 1.30% Class A (q)   $10.28           --               --        --         0.98%
      Highest contract charge 1.70% Class A (q)  $10.27           --               --        --         0.98%
      All contract charges                           --            1       $        6      0.38%
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B       $ 5.48           --               --        --         1.67%
      Highest contract charge 1.90% Class B      $ 4.99           --               --        --         0.81%
      All contract charges                           --       34,861       $  153,640      0.52%
2010  Lowest contract charge 0.50% Class B       $ 5.87           --               --        --         7.71%
      Highest contract charge 1.90% Class B      $ 4.95           --               --        --         6.22%
      All contract charges                           --       38,121       $  169,152      0.56%
2009  Lowest contract charge 0.50% Class B       $ 5.45           --               --        --        29.18%
      Highest contract charge 1.90% Class B      $ 4.66           --               --        --        27.29%
      All contract charges                           --       41,296       $  172,778      0.38%
2008  Lowest contract charge 0.50% Class B       $ 4.22           --               --        --       (33.23)%
      Highest contract charge 1.90% Class B      $ 3.66           --               --        --       (34.17)%
      All contract charges                           --       43,561       $  143,894      0.26%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $ 6.32           --              --         --        20.15%
      Highest contract charge 1.90% Class B      $ 5.56           --              --         --        18.55%
      All contract charges                                    18,657        $100,498       0.37%
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.61           --              --         --       (11.35)%
      Highest contract charge 1.70% Class A (q)  $12.10           --              --         --        (9.02)%
      All contract charges                           --        1,182        $ 14,382       0.25%
2010  Lowest contract charge 1.30% Class A (q)   $13.36           --              --         --        30.85%
      Highest contract charge 1.70% Class A (q)  $13.30           --              --         --        30.39%
      All contract charges                           --          456        $  6,078       0.12%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.79%
      Highest contract charge 1.70% Class A (q)  $10.20           --              --         --         0.69%
      All contract charges                           --            3        $     23         --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $15.83           --              --         --        (8.60)%
      Highest contract charge 1.90% Class B      $14.85           --              --         --        (9.45)%
      All contract charges                           --       36,425        $556,589       0.25%
2010  Lowest contract charge 0.50% Class B       $17.77           --              --         --        31.63%
      Highest contract charge 1.90% Class B      $16.40           --              --         --        29.85%
      All contract charges                           --       36,207        $608,343       0.12%
2009  Lowest contract charge 0.50% Class B       $13.50           --              --         --        56.21%
      Highest contract charge 1.90% Class B      $12.63           --              --         --        54.06%
      All contract charges                           --       31,529        $406,393         --
2008  Lowest contract charge 0.50% Class B       $ 8.64           --              --         --       (47.57)%
      Highest contract charge 1.90% Class B      $ 8.20           --              --         --       (48.33)%
      All contract charges                           --       25,257        $210,339         --
2007  Lowest contract charge 0.50% Class B       $16.48           --              --         --        21.80%
      Highest contract charge 1.90% Class B      $15.87           --              --         --        20.14%
      All contract charges                                    19,555        $313,835       0.33%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.72           --              --         --        (5.47)%
      Highest contract charge 1.70% Class A (q)  $10.63           --              --         --        (5.85)%
      All contract charges                           --           77        $    816       0.90%
2010  Lowest contract charge 1.30% Class A (q)   $11.34           --              --         --        10.74%
      Highest contract charge 1.70% Class A (q)  $11.29           --              --         --        10.25%
      All contract charges                           --           47        $    529       1.81%
2009  Lowest contract charge 1.30% Class A (q)   $10.24           --              --         --         0.49%
      Highest contract charge 1.70% Class A (q)  $10.24           --              --         --         0.49%
      All contract charges                           --           --              --       0.18%
EQ/MUTUAL LARGE CAP EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 8.61           --              --         --        (5.38)%
      Highest contract charge 1.80% Class B      $ 8.22           --              --         --        (6.16)%
      All contract charges                           --       23,086        $192,936       0.90%
2010  Lowest contract charge 0.50% Class B       $ 9.28           --              --         --        11.40%
      Highest contract charge 1.90% Class B      $ 8.73           --              --         --         9.81%
      All contract charges                           --       25,932        $230,267       1.81%
2009  Lowest contract charge 0.50% Class B       $ 8.33           --              --         --        24.48%
      Highest contract charge 1.90% Class B      $ 7.95           --              --         --        22.81%
      All contract charges                           --       29,595        $238,330       0.18%
2008  Lowest contract charge 0.50% Class B       $ 6.69           --              --         --       (38.40)%
      Highest contract charge 1.90% Class B      $ 6.47           --              --         --       (39.31)%
      All contract charges                           --       31,398        $205,168       3.61%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B       $10.86           --               --        --         1.12%
      Highest contract charge 1.90% Class B      $10.66           --               --        --        (0.28)%
      All contract charges                                    32,835       $  351,879        --
EQ/OPPENHEIMER GLOBAL
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $10.49           --               --        --        (9.65)%
      Highest contract charge 1.70% Class A (q)  $10.40           --               --        --        (9.96)%
      All contract charges                           --          718       $    7,507      0.78%
2010  Lowest contract charge 1.30% Class A (q)   $11.61           --               --        --        14.05%
      Highest contract charge 1.70% Class A (q)  $11.55           --               --        --        13.46%
      All contract charges                           --          264       $    3,054      0.65%
2009  Lowest contract charge 1.30% Class A (q)   $10.18           --               --        --         0.00%
      Highest contract charge 1.70% Class A (q)  $10.18           --               --        --         0.00%
      All contract charges                           --            1       $        7      0.66%
EQ/OPPENHEIMER GLOBAL
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $ 9.68           --               --        --        (9.45)%
      Highest contract charge 1.90% Class B      $ 9.20           --               --        --       (10.33)%
      All contract charges                           --       29,008       $  272,754      0.78%
2010  Lowest contract charge 0.50% Class B       $10.90           --               --        --        14.62%
      Highest contract charge 1.90% Class B      $10.26           --               --        --        13.00%
      All contract charges                           --       23,163       $  241,951      0.65%
2009  Lowest contract charge 0.50% Class B       $ 9.51           --               --        --        37.88%
      Highest contract charge 1.90% Class B      $ 9.08           --               --        --        35.88%
      All contract charges                           --       17,703       $  162,900      0.66%
2008  Lowest contract charge 0.50% Class B       $ 6.90           --               --        --       (41.03)%
      Highest contract charge 1.90% Class B      $ 6.68           --               --        --       (41.81)%
      All contract charges                           --       13,246       $   89,280      1.29%
2007  Lowest contract charge 0.50% Class B       $11.70           --               --        --         5.22%
      Highest contract charge 1.90% Class B      $11.48           --               --        --         3.70%
      All contract charges                                     9,648       $  111,407      0.39%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.92           --               --        --        (0.70)%
      Highest contract charge 1.70% Class A (q)  $ 9.76           --               --        --        (1.61)%
      All contract charges                           --        1,850       $   18,121      0.51%
2010  Lowest contract charge 1.30% Class A (q)   $ 9.96           --               --        --        (0.30)%
      Highest contract charge 1.70% Class A (q)  $ 9.92           --               --        --        (0.60)%
      All contract charges                           --        1,339       $   13,301      0.32%
2009  Lowest contract charge 1.30% Class A (q)   $ 9.99           --               --        --        (0.10)%
      Highest contract charge 1.70% Class A (q)  $ 9.98           --               --        --        (0.10)%
      All contract charges                           --            9               90      1.17%
EQ/PIMCO ULTRA SHORT BOND (I) (J)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.98           --               --        --        (1.17)%
      Highest contract charge 1.90% Class B      $10.30           --               --        --        (2.09)%
      All contract charges                           --      110,963       $1,151,604      0.51%
2010  Lowest contract charge 0.50% Class B       $11.40           --               --        --         0.35%
      Highest contract charge 1.90% Class B      $10.52           --               --        --        (1.03)%
      All contract charges                           --      121,269       $1,281,207      0.32%
2009  Lowest contract charge 0.50% Class B       $11.36           --               --        --         7.45%
      Highest contract charge 1.90% Class B      $10.63           --               --        --         5.99%
      All contract charges                           --      132,946       $1,414,881      1.17%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B       $10.57           --              --         --        (4.52)%
      Highest contract charge 1.90% Class B      $10.03           --              --         --        (5.91)%
      All contract charges                           --       91,323        $917,805       3.21%
2007  Lowest contract charge 0.50% Class B       $11.07           --              --         --        10.92%
      Highest contract charge 1.90% Class B      $10.66           --              --         --         9.33%
      All contract charges                                    45,578        $486,803       3.07%
EQ/QUALITY BOND PLUS (M)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $18.36           --              --         --         0.27%
      Highest contract charge 1.90% Class B      $15.40           --              --         --        (0.71)%
      All contract charges                           --       40,402        $519,876       2.32%
2010  Lowest contract charge 0.50% Class B       $19.80           --              --         --         5.71%
      Highest contract charge 1.90% Class B      $15.51           --              --         --         4.23%
      All contract charges                           --       43,644        $565,217      10.49%
2009  Lowest contract charge 0.50% Class B       $18.73           --              --         --         5.54%
      Highest contract charge 1.90% Class B      $14.88           --              --         --         4.06%
      All contract charges                           --       44,906        $558,182       3.96%
2008  Lowest contract charge 0.50% Class B       $17.75           --              --         --        (7.02)%
      Highest contract charge 1.90% Class B      $14.30           --              --         --        (8.33)%
      All contract charges                           --       26,466        $326,277       5.04%
2007  Lowest contract charge 0.50% Class B       $19.09           --              --         --         4.03%
      Highest contract charge 1.90% Class B      $15.60           --              --         --         2.56%
      All contract charges                                    28,944        $393,130       4.95%
EQ/SMALL COMPANY INDEX
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $12.73           --              --         --        (5.00)%
      Highest contract charge 1.70% Class A (q)  $12.62           --              --         --        (5.40)%
      All contract charges                           --          272        $  3,450       0.66%
2010  Lowest contract charge 1.30% Class A (q)   $13.40           --              --         --        24.54%
      Highest contract charge 1.70% Class A (q)  $13.34           --              --         --        23.98%
      All contract charges                           --          193        $  2,581       0.97%
2009  Lowest contract charge 1.30% Class A (q)   $10.76           --              --         --         2.57%
      Highest contract charge 1.70% Class A (q)  $10.76           --              --         --         2.57%
      All contract charges                           --            1        $     11       1.55%
EQ/SMALL COMPANY INDEX (O)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $16.70           --              --         --        (4.90)%
      Highest contract charge 1.90% Class B      $14.59           --              --         --        (5.81)%
      All contract charges                           --       30,361        $434,307       0.66%
2010  Lowest contract charge 0.50% Class B       $18.62           --              --         --        25.13%
      Highest contract charge 1.90% Class B      $15.49           --              --         --        23.43%
      All contract charges                           --       33,448        $506,182       0.97%
2009  Lowest contract charge 0.50% Class B       $14.88           --              --         --        25.54%
      Highest contract charge 1.90% Class B      $12.55           --              --         --        23.76%
      All contract charges                           --       36,011        $440,098       1.55%
2008  Lowest contract charge 0.50% Class B       $11.85           --              --         --       (34.49)%
      Highest contract charge 1.90% Class B      $10.14           --              --         --       (35.41)%
      All contract charges                           --       28,477        $282,432       0.85%
2007  Lowest contract charge 0.50% Class B       $18.09           --              --         --        (2.32)%
      Highest contract charge 1.90% Class B      $15.70           --              --         --        (3.68)%
      All contract charges                                    28,985        $444,440       1.31%
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $ 9.96           --              --         --        (5.77)%
      Highest contract charge 1.70% Class A (q)  $11.46           --              --         --        (3.37)%
      All contract charges                           --          889        $ 10,249         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Class A (q)   $11.92           --              --         --        15.17%
      Highest contract charge 1.70% Class A (q)  $11.86           --              --         --        14.70%
      All contract charges                           --          443        $  5,276         --
2009  Lowest contract charge 1.30% Class A (q)   $10.35           --              --         --         1.67%
      Highest contract charge 1.70% Class A (q)  $10.34           --              --         --         1.57%
      All contract charges                           --            3        $     38         --
EQ/T. ROWE PRICE GROWTH STOCK (B)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $17.11           --              --         --        (2.84)%
      Highest contract charge 1.90% Class B      $13.65           --              --         --        (3.81)%
      All contract charges                           --       31,860        $385,451         --
2010  Lowest contract charge 0.50% Class B       $19.50           --              --         --        15.80%
      Highest contract charge 1.90% Class B      $14.19           --              --         --        14.16%
      All contract charges                           --       31,081        $396,968         --
2009  Lowest contract charge 0.50% Class B       $16.84           --              --         --        41.96%
      Highest contract charge 1.90% Class B      $12.43           --              --         --        39.94%
      All contract charges                           --       27,386        $313,026         --
2008  Lowest contract charge 0.50% Class B       $11.86           --              --         --       (42.51)%
      Highest contract charge 1.90% Class B      $ 8.88           --              --         --       (43.33)%
      All contract charges                           --       19,024        $167,244         --
2007  Lowest contract charge 0.50% Class B       $20.63           --              --         --         6.67%
      Highest contract charge 1.90% Class B      $15.67           --              --         --         5.24%
      All contract charges                                    17,951        $291,072       0.13%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class A (q)   $ 9.86           --              --         --        (9.29)%
      Highest contract charge 1.70% Class A (q)  $ 9.78           --              --         --        (9.61)%
      All contract charges                           --          144        $  1,418       1.77%
2010  Lowest contract charge 1.30% Class A (q)   $10.87           --              --         --         6.88%
      Highest contract charge 1.70% Class A (q)  $10.82           --              --         --         6.39%
      All contract charges                           --           87        $    941       1.48%
2009  Lowest contract charge 1.30% Class A (q)   $10.17           --              --         --         0.10%
      Highest contract charge 1.70% Class A (q)  $10.17           --              --         --         0.10%
      All contract charges                           --           --        $      3       1.50%
EQ/TEMPLETON GLOBAL EQUITY
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B       $ 7.99           --              --         --        (9.20)%
      Highest contract charge 1.80% Class B      $ 7.63           --              --         --        (9.92)%
      All contract charges                           --       21,852        $169,531       1.77%
2010  Lowest contract charge 0.50% Class B       $ 8.97           --              --         --         7.43%
      Highest contract charge 1.90% Class B      $ 8.44           --              --         --         6.03%
      All contract charges                           --       22,506        $193,279       1.48%
2009  Lowest contract charge 0.50% Class B       $ 8.35           --              --         --        29.41%
      Highest contract charge 1.90% Class B      $ 7.96           --              --         --        27.63%
      All contract charges                           --       22,755        $183,693       1.50%
2008  Lowest contract charge 0.50% Class B       $ 6.45           --              --         --       (41.15)%
      Highest contract charge 1.90% Class B      $ 6.24           --              --         --       (41.95)%
      All contract charges                           --       23,768        $149,788       1.56%
2007  Lowest contract charge 0.50% Class B       $10.96           --              --         --         1.58%
      Highest contract charge 1.90% Class B      $10.75           --              --         --         0.09%
      All contract charges                                    26,167        $282,910       0.63%
EQ/UBS GROWTH & INCOME
      Unit Value 1.20% to 1.70%*
2011  Lowest contract charge 1.20% Class B       $ 5.26           --              --         --        (4.01)%
      Highest contract charge 1.70% Class B      $ 4.92           --              --         --        (4.47)%
      All contract charges                           --       17,356        $ 70,447       0.80%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                   YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                 UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                 VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                 ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 0.50% Class B       $ 5.97           --              --         --        12.64%
      Highest contract charge 1.90% Class B      $ 5.03           --              --         --        11.04%
      All contract charges                           --       16,460        $ 70,007       0.72%
2009  Lowest contract charge 0.50% Class B       $ 5.30           --              --         --        31.90%
      Highest contract charge 1.90% Class B      $ 4.53           --              --         --        29.83%
      All contract charges                           --       16,033        $ 63,781       0.85%
2008  Lowest contract charge 0.50% Class B       $ 4.02           --              --         --       (40.36)%
      Highest contract charge 1.90% Class B      $ 3.49           --              --         --       (41.15)%
      All contract charges                           --       14,961        $ 48,057       1.26%
2007  Lowest contract charge 0.50% Class B       $ 6.74           --              --         --         0.60%
      Highest contract charge 1.90% Class B      $ 5.93           --              --         --        (0.67)%
      All contract charges                                    15,122        $ 84,474       0.85%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class A (v)   $10.08           --              --         --        (5.08)%
      Highest contract charge 1.70% Class A (q)  $11.19           --              --         --        (3.45)%
      All contract charges                           --          142        $  1,598       1.38%
2010  Lowest contract charge 1.30% Class A (q)   $11.64           --              --         --        14.01%
      Highest contract charge 1.70% Class A (q)  $11.59           --              --         --        13.52%
      All contract charges                           --           83        $    969       1.26%
2009  Lowest contract charge 1.30% Class A (q)   $10.21           --              --         --         0.29%
      Highest contract charge 1.70% Class A (q)  $10.21           --              --         --         0.20%
      All contract charges                           --           --        $      2       1.44%
EQ/VAN KAMPEN COMSTOCK
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.20           --              --         --        (2.95)%
      Highest contract charge 1.90% Class B      $ 9.57           --              --         --        (3.82)%
      All contract charges                           --       24,155        $237,419       1.38%
2010  Lowest contract charge 0.50% Class B       $10.78           --              --         --        14.56%
      Highest contract charge 1.90% Class B      $ 9.95           --              --         --        13.07%
      All contract charges                           --       23,369        $237,948       1.26%
2009  Lowest contract charge 0.50% Class B       $ 9.41           --              --         --        27.79%
      Highest contract charge 1.90% Class B      $ 8.80           --              --         --        25.94%
      All contract charges                           --       24,454        $219,381       1.44%
2008  Lowest contract charge 0.50% Class B       $ 7.36           --              --         --       (37.25)%
      Highest contract charge 1.90% Class B      $ 6.99           --              --         --       (38.14)%
      All contract charges                           --       26,088        $185,024       1.98%
2007  Lowest contract charge 0.50% Class B       $11.73           --              --         --        (3.06)%
      Highest contract charge 1.90% Class B      $11.30           --              --         --        (4.32)%
      All contract charges                                    25,019        $285,776       1.63%
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B       $10.97           --              --         --        (6.72)%
      Highest contract charge 1.90% Class B      $ 9.68           --              --         --        (7.63)%
      All contract charges                           --       40,399        $495,316         --
2010  Lowest contract charge 0.50% Class B       $12.42           --              --         --        16.73%
      Highest contract charge 1.90% Class B      $10.48           --              --         --        15.04%
      All contract charges                           --       31,147        $413,230       0.01%
2009  Lowest contract charge 0.50% Class B       $10.64           --              --         --        39.68%
      Highest contract charge 1.90% Class B      $ 9.11           --              --         --        37.57%
      All contract charges                           --       25,747        $295,437       0.19%
2008  Lowest contract charge 0.50% Class B       $ 7.62           --              --         --       (27.98)%
      Highest contract charge 1.90% Class B      $ 6.62           --              --         --       (28.97)%
      All contract charges                           --       15,753        $128,962       0.60%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                               YEARS ENDED DECEMBER 31,
                                                             -----------------------------------------------------------
                                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B                   $10.58           --              --         --        10.79%
      Highest contract charge 1.90% Class B                  $ 9.32           --              --         --         9.26%
      All contract charges                                                15,374        $176,492         --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q) (r)   $10.85           --              --         --        (7.66)%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $10.76           --              --         --        (8.03)%
      All contract charges                                       --           74        $    801       1.43%
2010  Lowest contract charge 1.30% Service Class 2 (q) (r)   $11.75           --              --         --        14.52%
      Highest contract charge 1.70% Service Class 2 (q) (r)  $11.70           --              --         --        14.04%
      All contract charges                                       --           66        $    773       1.41%
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $10.06           --              --         --        (6.68)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.39           --              --         --        (4.37)%
      All contract charges                                       --        2,017        $ 23,085       1.01%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $11.97           --              --         --        15.43%
      Highest contract charge 1.70% Service Class 2 (q)      $11.91           --              --         --        14.85%
      All contract charges                                       --        1,053        $ 12,580       2.01%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.37           --              --         --         0.78%
      Lowest contract charge 1.70% Service Class 2 (q)       $10.37           --              --         --         0.78%
      All contract charges                                       --            2        $     18         --
FIDELITY(R) VIP FREEDOM 2015 PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.62           --              --         --        (3.90)%
      Highest contract charge 1.70% Service Class 2 (v)      $ 9.58           --              --         --        (4.30)%
      All contract charges                                       --           46        $    442       2.91%
FIDELITY(R) VIP FREEDOM 2020 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.50           --              --         --        (5.00)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.47           --              --         --        (5.30)%
      All contract charges                                       --           48        $    455       5.03%
FIDELITY(R) VIP FREEDOM 2025 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.35           --              --         --        (6.41)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.32           --              --         --        (6.71)%
      All contract charges                                       --           13        $    118       5.69%
FIDELITY(R) VIP FREEDOM 2030 PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% Service Class 2 (v)       $ 9.28           --              --         --        (6.92)%
      Highest contract charge 1.65% Service Class 2 (v)      $ 9.25           --              --         --        (7.22)%
      All contract charges                                       --           18        $    168       4.18%
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class 2 (v)       $ 9.00           --              --         --       (12.54)%
      Highest contract charge 1.70% Service Class 2 (q)      $11.26           --              --         --       (12.37)%
      All contract charges                                       --          890        $ 10,073       0.03%
2010  Lowest contract charge 1.30% Service Class 2 (q)       $12.91           --              --         --        26.94%
      Highest contract charge 1.70% Service Class 2 (q)      $12.85           --              --         --        26.35%
      All contract charges                                       --          417        $  5,377       0.33%
2009  Lowest contract charge 1.30% Service Class 2 (q)       $10.17           --              --         --         0.59%
      Highest contract charge 1.70% Service Class 2 (q)      $10.17           --              --         --         0.59%
      All contract charges                                       --            1        $      6         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                           YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------------------------
                                                         UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                         VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                         ------ ------------------ ---------- -------------- ---------
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class 2 (q)   $11.24          --              --          --         3.12%
      Highest contract charge 1.70% Service Class 2 (q)  $11.14          --              --          --         2.67%
      All contract charges                                   --       1,512         $16,925        5.63%
2010  Lowest contract charge 1.30% Service Class 2 (q)   $10.90          --              --          --         7.50%
      Highest contract charge 1.70% Service Class 2 (q)  $10.85          --              --          --         7.11%
      All contract charges                                   --         631         $ 6,871       10.45%
2009  Lowest contract charge 1.30% Service Class 2 (q)   $10.14          --              --          --         0.10%
      Highest contract charge 1.70% Service Class 2 (q)  $10.13          --              --          --         0.00%
      All contract charges                                   --           2         $    23          --
FRANKLIN INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class B (t)           $10.99          --              --          --         1.10%
      Highest contract charge 1.70% Class B (t)          $10.90          --              --          --         0.65%
      All contract charges                                   --         577         $ 6,314        5.60%
2010  Lowest contract charge 1.30% Class B (t)           $10.87          --              --          --        11.49%
      Highest contract charge 1.70% Class B (t)          $10.83          --              --          --        11.08%
      All contract charges                                   --         352         $ 3,815        2.89%
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)           $11.25          --              --          --         1.26%
      Highest contract charge 1.70% Class 2 (q)          $11.15          --              --          --         0.81%
      All contract charges                                   --       1,039         $11,646        5.65%
2010  Lowest contract charge 1.30% Class 2 (q)           $11.11          --              --          --         9.46%
      Highest contract charge 1.70% Class 2 (q)          $11.06          --              --          --         8.97%
      All contract charges                                   --         440         $ 4,880        3.69%
2009  Lowest contract charge 1.30% Class 2 (q)           $10.15          --              --          --         0.50%
      Highest contract charge 1.70% Class 2 (q)          $10.15          --              --          --         0.59%
      All contract charges                                   --           5         $    46          --
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)           $10.32          --              --          --        (2.82)%
      Highest contract charge 1.70% Class 2 (t)          $10.24          --              --          --        (3.21)%
      All contract charges                                   --         141         $ 1,446        0.01%
2010  Lowest contract charge 1.30% Class 2 (t)           $10.62          --              --          --         9.82%
      Highest contract charge 1.70% Class 2 (t)          $10.58          --              --          --         9.41%
      All contract charges                                   --         104         $ 1,103        5.07%
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)    $ 9.79          --              --          --       (10.35)%
      Highest contract charge 1.70% Service Shares (q)   $11.79          --              --          --        (8.18)%
      All contract charges                                   --         542         $ 6,426        0.75%
2010  Lowest contract charge 1.30% Service Shares (q)    $12.90          --              --          --        23.09%
      Highest contract charge 1.70% Service Shares (q)   $12.84          --              --          --        22.64%
      All contract charges                                   --         243         $ 3,129        1.08%
2009  Lowest contract charge 1.30% Service Shares (q)    $10.48          --              --          --         0.87%
      Highest contract charge 1.70% Service Shares (q)   $10.47          --              --          --         0.77%
      All contract charges                                   --          --         $     3          --
INVESCO V.I. DIVIDEND GROWTH (X)
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (x)         $10.50          --              --          --        (8.70)%
      Highest contract charge 1.70% Series II (x)        $10.41          --              --          --        (8.92)%
      All contract charges                                   --         110         $ 1,155          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
INVESCO V.I. GLOBAL REAL ESTATE FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 8.99          --              --          --        (9.28)%
      Highest contract charge 1.70% Series II (q)      $10.80          --              --          --        (8.24)%
      All contract charges                                 --       1,479         $16,049        4.81%
2010  Lowest contract charge 1.30% Series II (q)       $11.83          --              --          --        15.75%
      Highest contract charge 1.70% Series II (q)      $11.77          --              --          --        15.17%
      All contract charges                                 --         483         $ 5,702        7.92%
2009  Lowest contract charge 1.30% Series II (q)       $10.22          --              --          --         0.39%
      Highest contract charge 1.70% Series II (q)      $10.22          --              --          --         0.49%
      All contract charges                                 --           1         $    12          --
INVESCO V.I. HIGH YIELD FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.99          --              --          --        (1.28)%
      Highest contract charge 1.70% Series II (v)      $ 9.66          --              --          --        (3.69)%
      All contract charges                                 --         207         $ 2,006        1.33%
INVESCO V.I. INTERNATIONAL GROWTH FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Series II (v)       $ 9.19          --              --          --        (9.01)%
      Highest contract charge 1.70% Series II (q) (r)  $10.37          --              --          --        (8.55)%
      All contract charges                                 --         904         $ 9,432        0.95%
2010  Lowest contract charge 1.30% Series II (q) (r)   $11.40          --              --          --        11.22%
      Highest contract charge 1.70% Series II (q) (r)  $11.34          --              --          --        10.63%
      All contract charges                                 --         366         $ 4,164        2.80%
INVESCO V.I. LEISURE FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (v)       $11.71          --              --          --        (5.26)%
      Highest contract charge 1.70% Series II (q) (r)  $11.61          --              --          --        (5.69)%
      All contract charges                                 --          27         $   315        0.45%
2010  Lowest contract charge 1.30% Series II (q) (r)   $12.36          --              --          --        20.12%
      Highest contract charge 1.70% Series II (q) (r)  $12.31          --              --          --        19.63%
      All contract charges                                 --          11         $   134        0.76%
INVESCO V.I. MID CAP CORE EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q)       $10.77          --              --          --        (7.71)%
      Highest contract charge 1.70% Series II (q)      $10.67          --              --          --        (8.10)%
      All contract charges                                 --         234         $ 2,516        0.10%
2010  Lowest contract charge 1.30% Series II (q)       $11.67          --              --          --        12.32%
      Highest contract charge 1.70% Series II (q)      $11.61          --              --          --        11.85%
      All contract charges                                 --         123         $ 1,433        0.49%
2009  Lowest contract charge 1.30% Series II (q)       $10.39          --              --          --         0.87%
      Highest contract charge 1.70% Series II (q)      $10.38          --              --          --         0.78%
      All contract charges                                 --          --         $     1          --
INVESCO V.I. SMALL CAP EQUITY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Series II (q) (r)   $13.19          --              --          --        (2.30)%
      Highest contract charge 1.70% Series II (q) (r)  $13.08          --              --          --        (2.68)%
      All contract charges                                 --         186         $ 2,442          --
2010  Lowest contract charge 1.30% Series II (q) (r)   $13.50          --              --          --        26.52%
      Highest contract charge 1.70% Series II (q) (r)  $13.44          --              --          --        26.08%
      All contract charges                                 --          71         $   950          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
IVY FUNDS VIP ASSET STRATEGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.02          --              --          --        (9.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.98          --              --          --       (10.02)%
      All contract charges                                 --         718         $ 6,460        0.42%
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 9.96          --              --          --        (8.37)%
      Highest contract charge 1.70% Common Shares (q)  $10.88          --              --          --        (6.29)%
      All contract charges                                 --         696         $ 7,611        0.99%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.66          --              --          --        14.88%
      Highest contract charge 1.70% Common Shares (q)  $11.61          --              --          --        14.38%
      All contract charges                                 --         378         $ 4,399        0.51%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.15          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.15          --              --          --         0.30%
      All contract charges                                 --           1         $    13          --
IVY FUNDS VIP ENERGY
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.04          --              --          --       (12.24)%
      Highest contract charge 1.70% Common Shares (q)  $11.06          --              --          --       (10.59)%
      All contract charges                                 --         771         $ 8,578          --
2010  Lowest contract charge 1.30% Common Shares (q)   $12.43          --              --          --        20.45%
      Highest contract charge 1.70% Common Shares (q)  $12.37          --              --          --        19.86%
      All contract charges                                 --         229         $ 2,846        0.13%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.32          --              --          --         3.41%
      Highest contract charge 1.70% Common Shares (q)  $10.32          --              --          --         3.51%
      All contract charges                                 --          --              --          --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $ 8.69          --              --          --       (23.91)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.19          --              --          --       (22.77)%
      All contract charges                                 --         852         $ 7,871          --
2010  Lowest contract charge 1.30% Common Shares (q)   $11.96          --              --          --        15.56%
      Highest contract charge 1.70% Common Shares (q)  $11.90          --              --          --        15.09%
      All contract charges                                 --         419         $ 5,015          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.35          --              --          --         2.07%
      Highest contract charge 1.70% Common Shares (q)  $10.34          --              --          --         1.97%
      All contract charges                                 --           7         $    73          --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Common Shares (v)   $10.55          --              --          --         3.03%
      Highest contract charge 1.70% Common Shares (q)  $12.02          --              --          --         3.44%
      All contract charges                                 --       1,926         $23,256        6.46%
2010  Lowest contract charge 1.30% Common Shares (q)   $11.67          --              --          --        13.30%
      Highest contract charge 1.70% Common Shares (q)  $11.62          --              --          --        12.93%
      All contract charges                                 --         778         $ 9,066        4.09%
2009  Lowest contract charge 1.30% Common Shares (q)   $10.30          --              --          --         1.08%
      Highest contract charge 1.70% Common Shares (q)  $10.29          --              --          --         1.08%
      All contract charges                                 --           2         $    25          --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $13.29          --              --          --        (1.85)%
      Highest contract charge 1.70% Common Shares (q)  $13.17          --              --          --        (2.30)%
      All contract charges                                 --         816         $10,801        3.11%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Common Shares (q)    $13.54          --              --          --        29.82%
      Highest contract charge 1.70% Common Shares (q)   $13.48          --              --          --        29.37%
      All contract charges                                  --         328         $ 4,427        0.01%
2009  Lowest contract charge 1.30% Common Shares (q)    $10.43          --              --          --         1.16%
      Highest contract charge 1.70% Common Shares (q)   $10.42          --              --          --         1.17%
      All contract charges                                  --           2         $    21          --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $10.99          --              --          --        (7.02)%
      Highest contract charge 1.70% Common Shares (q)   $10.90          --              --          --        (7.31)%
      All contract charges                                  --         614         $ 6,730        3.30%
2010  Lowest contract charge 1.30% Common Shares (q)    $11.82          --              --          --        11.30%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --        10.84%
      All contract charges                                  --         227         $ 2,680          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.62          --              --          --         2.61%
      Highest contract charge 1.70% Common Shares (q)   $10.61          --              --          --         2.61%
      All contract charges                                  --          --         $     2          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)    $11.86          --              --          --       (11.76)%
      Highest contract charge 1.70% Common Shares (q)   $11.76          --              --          --       (12.11)%
      All contract charges                                  --         497         $ 5,876        0.82%
2010  Lowest contract charge 1.30% Common Shares (q)    $13.44          --              --          --        27.15%
      Highest contract charge 1.70% Common Shares (q)   $13.38          --              --          --        26.70%
      All contract charges                                  --         279         $ 3,472          --
2009  Lowest contract charge 1.30% Common Shares (q)    $10.57          --              --          --         3.02%
      Highest contract charge 1.70% Common Shares (q)   $10.56          --              --          --         3.02%
      All contract charges                                  --          --         $     3          --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Shares (v)   $ 8.09          --              --          --       (18.03)%
      Highest contract charge 1.70% Service Shares (q)  $ 9.92          --              --          --       (19.42)%
      All contract charges                                  --       2,736         $27,284        2.67%
2010  Lowest contract charge 1.30% Service Shares (q)   $12.37          --              --          --        21.16%
      Highest contract charge 1.70% Service Shares (q)  $12.31          --              --          --        20.57%
      All contract charges                                  --       1,064         $13,133        2.91%
2009  Lowest contract charge 1.30% Service Shares (q)   $10.21          --              --          --         0.10%
      Highest contract charge 1.70% Service Shares (q)  $10.21          --              --          --         0.20%
      All contract charges                                  --           2         $    23          --
LORD ABBETT BOND DEBENTURE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $10.06          --              --          --         0.10%
      Highest contract charge 1.70% VC Shares (v)       $10.02          --              --          --        (0.30)%
      All contract charges                                  --          82         $   827       15.38%
LORD ABBETT CLASSIC STOCK PORTFOLIO
      Unit Value 1.30% to 1.65%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.70          --              --          --       (11.59)%
      Highest contract charge 1.65% VC Shares (v)       $ 8.68          --              --          --       (11.79)%
      All contract charges                                  --         121         $ 1,050        1.75%
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% VC Shares (v)        $ 8.31          --              --          --       (15.55)%
      Highest contract charge 1.70% VC Shares (v)       $ 8.28          --              --          --       (15.85)%
      All contract charges                                  --          73         $   603          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                             YEARS ENDED DECEMBER 31,
                                                           -----------------------------------------------------------
                                                           UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                           VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                           ------ ------------------ ---------- -------------- ---------
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q)       $10.50           --              --         --        (3.05)%
      Highest contract charge 1.70% Service Class (q)      $10.41           --              --         --        (3.43)%
      All contract charges                                     --        1,354        $ 14,175       1.24%
2010  Lowest contract charge 1.30% Service Class (q)       $10.83           --              --         --         7.33%
      Highest contract charge 1.70% Service Class (q)      $10.78           --              --         --         6.94%
      All contract charges                                     --          501        $  5,419       0.32%
2009  Lowest contract charge 1.30% Service Class (q)       $10.09           --              --         --        (0.79)%
      Highest contract charge 1.70% Service Class (q)      $10.08           --              --         --        (0.88)%
      All contract charges                                     --           --        $      3         --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $11.45           --              --         --        (0.87)%
      Highest contract charge 1.70% Service Class (q) (r)  $11.35           --              --         --        (1.30)%
      All contract charges                                     --          286        $  3,267       0.26%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.55           --              --         --        10.63%
      Highest contract charge 1.70% Service Class (q) (r)  $11.50           --              --         --        10.26%
      All contract charges                                     --          162        $  1,874       0.07%
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $ 9.95           --              --         --        (5.42)%
      Highest contract charge 1.70% Service Class (q) (r)  $10.78           --              --         --        (4.01)%
      All contract charges                                     --          243        $  2,631       0.85%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.29           --              --         --         9.51%
      Highest contract charge 1.70% Service Class (q) (r)  $11.23           --              --         --         8.92%
      All contract charges                                     --          111        $  1,249       0.06%
MFS(R) TECHNOLOGY PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Service Class (q) (r)   $12.14           --              --         --        (0.25)%
      Highest contract charge 1.70% Service Class (q) (r)  $12.04           --              --         --        (0.66)%
      All contract charges                                     --          297        $  3,597         --
2010  Lowest contract charge 1.30% Service Class (q) (r)   $12.17           --              --         --        18.62%
      Highest contract charge 1.70% Service Class (q) (r)  $12.12           --              --         --        18.24%
      All contract charges                                     --          156        $  1,899         --
MFS(R) UTILITIES SERIES
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Service Class (v)       $10.72           --              --         --         4.38%
      Highest contract charge 1.70% Service Class (q) (r)  $12.30           --              --         --         4.77%
      All contract charges                                     --          491        $  6,062       3.16%
2010  Lowest contract charge 1.30% Service Class (q) (r)   $11.80           --              --         --        12.06%
      Highest contract charge 1.70% Service Class (q) (r)  $11.74           --              --         --        11.49%
      All contract charges                                     --          140        $  1,648       1.49%
MULTIMANAGER AGGRESSIVE EQUITY (K) (U)
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B                 $55.62           --              --         --        (7.18)%
      Highest contract charge 1.90% Class B                $43.32           --              --         --        (8.06)%
      All contract charges                                     --       27,864        $467,297         --
2010  Lowest contract charge 0.50% Class B                 $67.09           --              --         --        17.02%
      Highest contract charge 1.90% Class B                $47.12           --              --         --        15.38%
      All contract charges                                     --       31,493        $579,330       0.61%
2009  Lowest contract charge 0.50% Class B                 $57.33           --              --         --        36.59%
      Highest contract charge 1.90% Class B                $40.84           --              --         --        34.68%
      All contract charges                                     --       21,905        $337,968       0.21%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2008  Lowest contract charge 0.50% Class B   $41.97           --               --        --       (46.95)%
      Highest contract charge 1.90% Class B  $30.32           --               --        --       (47.70)%
      All contract charges                       --        5,087       $   67,727      0.36%
2007  Lowest contract charge 0.50% Class B   $79.11           --               --        --        10.83%
      Highest contract charge 1.90% Class B  $57.97           --               --        --         9.25%
      All contract charges                                 4,950       $  134,774        --
MULTIMANAGER CORE BOND
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $14.46           --               --        --         4.56%
      Highest contract charge 1.90% Class B  $13.47           --               --        --         3.86%
      All contract charges                       --       95,905       $1,295,330      2.58%
2010  Lowest contract charge 0.50% Class B   $14.74           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $12.97           --               --        --         4.18%
      All contract charges                       --       88,517       $1,150,810      2.78%
2009  Lowest contract charge 0.50% Class B   $13.95           --               --        --         7.78%
      Highest contract charge 1.90% Class B  $12.45           --               --        --         6.25%
      All contract charges                       --       83,528       $1,038,056      3.59%
2008  Lowest contract charge 0.50% Class B   $12.94           --               --        --         1.97%
      Highest contract charge 1.90% Class B  $11.72           --               --        --         0.51%
      All contract charges                       --       62,629       $  734,371      4.89%
2007  Lowest contract charge 0.50% Class B   $12.69           --               --        --         5.66%
      Highest contract charge 1.90% Class B  $11.66           --               --        --         4.20%
      All contract charges                                55,947       $  653,841      4.09%
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 1.20% to 1.90%*
2011  Lowest contract charge 1.20% Class B   $10.86           --               --        --       (19.02)%
      Highest contract charge 1.90% Class B  $10.12           --               --        --       (19.55)%
      All contract charges                       --       29,873       $  333,279      1.62%
2010  Lowest contract charge 0.50% Class B   $14.29           --               --        --         6.40%
      Highest contract charge 1.90% Class B  $12.58           --               --        --         4.92%
      All contract charges                       --       32,262       $  445,001      2.96%
2009  Lowest contract charge 0.50% Class B   $13.43           --               --        --        29.22%
      Highest contract charge 1.90% Class B  $11.99           --               --        --        27.38%
      All contract charges                       --       35,009       $  457,905      1.62%
2008  Lowest contract charge 0.50% Class B   $10.39           --               --        --       (47.47)%
      Highest contract charge 1.90% Class B  $ 9.41           --               --        --       (48.21)%
      All contract charges                       --       34,884       $  355,985      1.57%
2007  Lowest contract charge 0.50% Class B   $19.78           --               --        --        11.88%
      Highest contract charge 1.90% Class B  $18.17           --               --        --        10.25%
      All contract charges                                34,725       $  680,288      0.73%
MULTIMANAGER LARGE CAP CORE EQUITY
      Unit Value 1.20% to 1.80%*
2011  Lowest contract charge 1.20% Class B   $10.17           --               --        --        (8.46)%
      Highest contract charge 1.80% Class B  $ 9.57           --               --        --        (9.03)%
      All contract charges                       --       12,186       $  126,553      0.31%
2010  Lowest contract charge 0.50% Class B   $11.84           --               --        --        10.97%
      Highest contract charge 1.90% Class B  $10.42           --               --        --         9.45%
      All contract charges                       --       12,797       $  145,347      0.28%
2009  Lowest contract charge 0.50% Class B   $10.67           --               --        --        31.84%
      Highest contract charge 1.90% Class B  $ 9.52           --               --        --        29.91%
      All contract charges                       --       12,893       $  132,944      1.49%
2008  Lowest contract charge 0.50% Class B   $ 8.09           --               --        --       (39.85)%
      Highest contract charge 1.90% Class B  $ 7.33           --               --        --       (40.65)%
      All contract charges                       --       12,279       $   96,551      0.52%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
2007  Lowest contract charge 0.50% Class B   $13.45           --              --         --         4.51%
      Highest contract charge 1.90% Class B  $12.35           --              --         --         3.00%
      All contract charges                                13,471        $177,274       0.41%
MULTIMANAGER LARGE CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.89           --              --         --        (6.45)%
      Highest contract charge 1.90% Class B  $10.80           --              --         --        (7.30)%
      All contract charges                       --       27,292        $322,969       0.99%
2010  Lowest contract charge 0.50% Class B   $13.24           --              --         --        12.59%
      Highest contract charge 1.90% Class B  $11.65           --              --         --        10.95%
      All contract charges                       --       30,723        $390,159       0.87%
2009  Lowest contract charge 0.50% Class B   $11.76           --              --         --        22.21%
      Highest contract charge 1.90% Class B  $10.50           --              --         --        20.51%
      All contract charges                       --       33,976        $386,795       1.82%
2008  Lowest contract charge 0.50% Class B   $ 9.62           --              --         --       (37.73)%
      Highest contract charge 1.90% Class B  $ 8.71           --              --         --       (38.62)%
      All contract charges                       --       37,613        $353,373       1.40%
2007  Lowest contract charge 0.50% Class B   $15.45           --              --         --         3.07%
      Highest contract charge 1.90% Class B  $14.19           --              --         --         1.65%
      All contract charges                                38,402        $583,473       1.08%
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.12           --              --         --        (8.78)%
      Highest contract charge 1.90% Class B  $10.10           --              --         --        (9.66)%
      All contract charges                       --       24,402        $286,163         --
2010  Lowest contract charge 0.50% Class B   $12.70           --              --         --        26.24%
      Highest contract charge 1.90% Class B  $11.18           --              --         --        24.50%
      All contract charges                       --       27,305        $351,919         --
2009  Lowest contract charge 0.50% Class B   $10.06           --              --         --        41.09%
      Highest contract charge 1.90% Class B  $ 8.98           --              --         --        39.02%
      All contract charges                       --       28,991        $297,480         --
2008  Lowest contract charge 0.50% Class B   $ 7.13           --              --         --       (43.86)%
      Highest contract charge 1.90% Class B  $ 6.46           --              --         --       (44.64)%
      All contract charges                       --       29,642        $216,713         --
2007  Lowest contract charge 0.50% Class B   $12.70           --              --         --        11.31%
      Highest contract charge 1.90% Class B  $11.67           --              --         --         9.78%
      All contract charges                                31,721        $414,209         --
MULTIMANAGER MID CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $13.57           --              --         --       (14.11)%
      Highest contract charge 1.90% Class B  $12.32           --              --         --       (14.98)%
      All contract charges                       --       25,568        $343,363       0.02%
2010  Lowest contract charge 0.50% Class B   $16.46           --              --         --        24.32%
      Highest contract charge 1.90% Class B  $14.49           --              --         --        22.59%
      All contract charges                       --       26,265        $412,452       0.77%
2009  Lowest contract charge 0.50% Class B   $13.24           --              --         --        43.65%
      Highest contract charge 1.90% Class B  $11.82           --              --         --        41.61%
      All contract charges                       --       26,843        $341,724       3.10%
2008  Lowest contract charge 0.50% Class B   $ 9.22           --              --         --       (36.28)%
      Highest contract charge 1.90% Class B  $ 8.35           --              --         --       (37.17)%
      All contract charges                       --       26,245        $234,379       0.46%
2007  Lowest contract charge 0.50% Class B   $14.47           --              --         --        (0.41)%
      Highest contract charge 1.90% Class B  $13.29           --              --         --        (1.85)%
      All contract charges                                27,826        $392,988         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                               YEARS ENDED DECEMBER 31,
                                             -----------------------------------------------------------
                                             UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                             VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                             ------ ------------------ ---------- -------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $32.55           --              --         --         4.09%
      Highest contract charge 1.90% Class B  $25.58           --              --         --         3.06%
      All contract charges                       --       38,474        $614,218       3.81%
2010  Lowest contract charge 0.50% Class B   $34.87           --              --         --         6.12%
      Highest contract charge 1.90% Class B  $24.82           --              --         --         4.64%
      All contract charges                       --       39,770        $619,466       2.62%
2009  Lowest contract charge 0.50% Class B   $32.86           --              --         --         9.11%
      Highest contract charge 1.90% Class B  $23.72           --              --         --         7.55%
      All contract charges                       --       38,177        $578,492       4.60%
2008  Lowest contract charge 0.50% Class B   $30.12           --              --         --       (23.90)%
      Highest contract charge 1.90% Class B  $22.06           --              --         --       (24.94)%
      All contract charges                       --       36,664        $531,727       8.68%
2007  Lowest contract charge 0.50% Class B   $39.58           --              --         --         2.62%
      Highest contract charge 1.90% Class B  $29.39           --              --         --         1.17%
      All contract charges                                45,225        $879,446       7.17%
MULTIMANAGER SMALL CAP GROWTH (C)
      Unit Value 0.95% to 1.80%*
2011  Lowest contract charge 0.95% Class B   $ 7.53           --              --         --       (16.43)%
      Highest contract charge 1.80% Class B  $ 6.72           --              --         --       (17.24)%
      All contract charges                       --       28,274        $177,376         --
2010  Lowest contract charge 0.50% Class B   $ 9.52           --              --         --        26.93%
      Highest contract charge 1.90% Class B  $ 8.02           --              --         --        25.12%
      All contract charges                       --       31,439        $238,081         --
2009  Lowest contract charge 0.50% Class B   $ 7.50           --              --         --        33.85%
      Highest contract charge 1.90% Class B  $ 6.41           --              --         --        32.08%
      All contract charges                       --       32,920        $199,904         --
2008  Lowest contract charge 0.50% Class B   $ 5.60           --              --         --       (42.39)%
      Highest contract charge 1.90% Class B  $ 4.85           --              --         --       (43.27)%
      All contract charges                       --       28,780        $135,528         --
2007  Lowest contract charge 0.50% Class B   $ 9.72           --              --         --         3.18%
      Highest contract charge 1.90% Class B  $ 8.55           --              --         --         1.79%
      All contract charges                                28,681        $242,159         --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $15.60           --              --         --        (9.88)%
      Highest contract charge 1.90% Class B  $13.63           --              --         --       (10.74)%
      All contract charges                       --       28,939        $365,540       0.07%
2010  Lowest contract charge 0.50% Class B   $18.36           --              --         --        23.89%
      Highest contract charge 1.90% Class B  $15.27           --              --         --        22.16%
      All contract charges                       --       32,868        $463,526       0.15%
2009  Lowest contract charge 0.50% Class B   $14.82           --              --         --        25.82%
      Highest contract charge 1.90% Class B  $12.50           --              --         --        24.04%
      All contract charges                       --       36,368        $418,772       1.03%
2008  Lowest contract charge 0.50% Class B   $11.78           --              --         --       (38.20)%
      Highest contract charge 1.90% Class B  $10.08           --              --         --       (39.06)%
      All contract charges                       --       39,759        $368,923       0.24%
2007  Lowest contract charge 0.50% Class B   $19.06           --              --         --       (10.31)%
      Highest contract charge 1.90% Class B  $16.54           --              --         --       (11.55)%
      All contract charges                                47,546        $723,958       0.29%
MULTIMANAGER TECHNOLOGY
      Unit Value 0.95% to 1.90%*
2011  Lowest contract charge 0.95% Class B   $11.45           --              --         --        (5.68)%
      Highest contract charge 1.90% Class B  $10.40           --              --         --        (6.64)%
      All contract charges                       --       30,531        $363,492         --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                                  YEARS ENDED DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                                VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                                ------ ------------------ ---------- -------------- ---------
2010     Lowest contract charge 0.50% Class B                   $12.65           --              --         --        17.13%
         Highest contract charge 1.90% Class B                  $11.14           --              --         --        15.56%
         All contract charges                                       --       32,400        $410,547         --
2009     Lowest contract charge 0.50% Class B                   $10.80           --              --         --        57.69%
         Highest contract charge 1.90% Class B                  $ 9.64           --              --         --        55.54%
         All contract charges                                       --       33,513        $364,955         --
2008     Lowest contract charge 0.50% Class B                   $ 6.85           --              --         --       (47.35)%
         Highest contract charge 1.90% Class B                  $ 6.20           --              --         --       (48.12)%
         All contract charges                                       --       27,756        $192,697         --
2007     Lowest contract charge 0.50% Class B                   $13.01           --              --         --        17.63%
         Highest contract charge 1.90% Class B                  $11.95           --              --         --        15.91%
         All contract charges                                                28,291        $373,990         --
MUTUAL SHARES SECURITIES FUND
         Unit Value 1.30% to 1.70%*
2011     Lowest contract charge 1.30% Class 2 (t)               $10.49           --              --         --        (2.33)%
         Highest contract charge 1.70% Class 2 (t)              $10.40           --              --         --        (2.80)%
         All contract charges                                       --          539        $  5,643       2.86%
2010     Lowest contract charge 1.30% Class 2 (t)               $10.74           --              --         --        10.84%
         Highest contract charge 1.70% Class 2 (t)              $10.70           --              --         --        10.42%
         All contract charges                                       --          146        $  1,562       1.66%
PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $ 9.53           --              --         --        (8.80)%
         Highest contract charge 1.70% Advisor Class (q) (r)    $11.73           --              --         --        (9.07)%
         All contract charges                                       --          900        $ 10,608      14.13%
2010     Lowest contract charge 1.30% Advisor Class (q) (r)     $12.96           --              --         --        22.61%
         Highest contract charge 1.70% Advisor Class (q) (r)    $12.90           --              --         --        22.04%
         All contract charges                                       --          316        $  4,086      16.49%
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.07           --              --         --         4.90%
         Highest contract charge 1.70% Advisor Class (q)        $11.55           --              --         --         4.43%
         All contract charges                                       --          835        $  9,691       5.23%
2010     Lowest contract charge 1.30% Advisor Class (q)         $11.11           --              --         --        10.55%
         Highest contract charge 1.70% Advisor Class (q)        $11.06           --              --         --        10.16%
         All contract charges                                       --          472        $  5,238       4.65%
2009     Lowest contract charge 1.30% Advisor Class (q)         $10.05           --              --         --        (0.50)%
         Highest contract charge 1.70% Advisor Class (q)        $10.04           --              --         --        (0.50)%
         All contract charges                                       --           10        $     96       0.38%
PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.60           --              --         --        10.65%
         Highest contract charge 1.70% Advisor Class (q)        $11.61           --              --         --         9.63%
         All contract charges                                       --        2,919        $ 34,062       1.80%
2010     Lowest contract charge 1.30% Advisor Class (q)         $10.64           --              --         --         6.61%
         Highest contract charge 1.70% Advisor Class (q)        $10.59           --              --         --         6.22%
         All contract charges                                       --          940        $  9,982       3.10%
2009     Lowest contract charge 1.30% Advisor Class (q)         $ 9.98           --              --         --        (0.40)%
         Highest contract charge 1.70% Advisor Class (q)        $ 9.97           --              --         --        (0.40)%
         All contract charges                                       --            7        $     71         --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO
         Unit Value 0.65% to 1.70%*
2011     Lowest contract charge 0.65% Advisor Class (v)         $10.01           --              --         --         2.67%
         Highest contract charge 1.70% Advisor Class (q)        $10.78           --              --         --         1.70%
         All contract charges                                       --        5,177        $ 56,086       2.56%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                         YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------------------
                                                       UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                       VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                       ------ ------------------ ---------- -------------- ---------
2010  Lowest contract charge 1.30% Advisor Class (q)   $10.64          --              --          --         6.61%
      Highest contract charge 1.70% Advisor Class (q)  $10.60          --              --          --         6.21%
      All contract charges                                 --       2,268         $24,095        8.03%
2009  Lowest contract charge 1.30% Advisor Class (q)   $ 9.98          --              --          --        (0.60)%
      Highest contract charge 1.70% Advisor Class (q)  $ 9.98          --              --          --        (0.60)%
      All contract charges                                 --           8         $    78          --
PROFUND VP BEAR
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $ 7.05          --              --          --       (10.08)%
      Highest contract charge 1.70% Common Shares (q)  $ 6.99          --              --          --       (10.50)%
      All contract charges                                 --         118         $   827          --
2010  Lowest contract charge 1.30% Common Shares (q)   $ 7.84          --              --          --       (18.92)%
      Highest contract charge 1.70% Common Shares (q)  $ 7.81          --              --          --       (19.15)%
      All contract charges                                 --          55         $   424          --
2009  Lowest contract charge 1.30% Common Shares (q)   $ 9.67          --              --          --        (0.31)%
      Highest contract charge 1.70% Common Shares (q)  $ 9.66          --              --          --        (0.41)%
      All contract charges                                 --           1         $    11          --
PROFUND VP BIOTECHNOLOGY
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (q)   $11.01          --              --          --         5.16%
      Highest contract charge 1.70% Common Shares (q)  $10.91          --              --          --         4.70%
      All contract charges                                 --         195         $ 2,142          --
2010  Lowest contract charge 1.30% Common Shares (q)   $10.47          --              --          --         3.77%
      Highest contract charge 1.70% Common Shares (q)  $10.42          --              --          --         3.37%
      All contract charges                                 --          71         $   742          --
2009  Lowest contract charge 1.30% Common Shares (q)   $10.09          --              --          --         0.20%
      Highest contract charge 1.70% Common Shares (q)  $10.08          --              --          --         0.10%
      All contract charges                                 --          --         $     4          --
RYDEX | SGI VT ALTERNATIVE STRATEGIES ALLOCATION FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 9.50          --              --          --        (4.62)%
      Highest contract charge 1.70% Common Shares (v)  $ 9.47          --              --          --        (4.82)%
      All contract charges                                 --          39         $   369        4.96%
RYDEX | SGI VT MANAGED FUTURES STRATEGY FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Common Shares (v)   $ 8.98          --              --          --        (9.38)%
      Highest contract charge 1.70% Common Shares (v)  $ 8.95          --              --          --        (9.69)%
      All contract charges                                 --          41         $   371          --
T.ROWE PRICE HEALTH SCIENCES PORTFOLIO
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class II (q) (r)    $13.06          --              --          --         8.92%
      Highest contract charge 1.70% Class II (q) (r)   $12.95          --              --          --         8.55%
      All contract charges                                 --         420         $ 5,467          --
2010  Lowest contract charge 1.30% Class II (q) (r)    $11.99          --              --          --        13.87%
      Highest contract charge 1.70% Class II (q) (r)   $11.93          --              --          --        13.30%
      All contract charges                                 --         153         $ 1,827          --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (q)         $ 9.93          --              --          --       (16.90)%
      Highest contract charge 1.70% Class 2 (q)        $ 9.84          --              --          --       (17.31)%
      All contract charges                                 --         478         $ 4,730        0.96%
2010  Lowest contract charge 1.30% Class 2 (q)         $11.95          --              --          --        16.02%
      Highest contract charge 1.70% Class 2 (q)        $11.90          --              --          --        15.65%
      All contract charges                                 --         280         $ 3,345        1.35%

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Continued)


                                                                          YEARS ENDED DECEMBER 31,
                                                        -----------------------------------------------------------
                                                        UNIT         UNITS        NET ASSETS   INVESTMENT     TOTAL
                                                        VALUE  OUTSTANDING (000S)   (000S)   INCOME RATIO** RETURN***
                                                        ------ ------------------ ---------- -------------- ---------
2009  Lowest contract charge 1.30% Class 2 (q)          $10.30          --              --          --         1.58%
      Highest contract charge 1.70% Class 2 (q)         $10.29          --              --          --         1.58%
      All contract charges                                  --           2         $    28          --
TEMPLETON FOREIGN SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 8.78          --              --          --       (14.26)%
      Highest contract charge 1.70% Class 2 (q) (r)     $ 9.43          --              --          --       (12.20)%
      All contract charges                                  --         517         $ 4,901        1.78%
2010  Lowest contract charge 1.30% Class 2 (q) (r)      $10.79          --              --          --         7.04%
      Highest contract charge 1.70% Class 2 (q) (r)     $10.74          --              --          --         6.65%
      All contract charges                                  --         264         $ 2,838        1.29%
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class 2 (v)          $ 9.76          --              --          --        (1.21)%
      Highest contract charge 1.70% Class 2 (q)         $11.01          --              --          --        (2.57)%
      All contract charges                                  --       3,946         $43,690        5.18%
2010  Lowest contract charge 1.30% Class 2 (q)          $11.35          --              --          --        12.94%
      Highest contract charge 1.70% Class 2 (q)         $11.30          --              --          --        12.44%
      All contract charges                                  --       1,492         $16,914        0.97%
2009  Lowest contract charge 1.30% Class 2 (q)          $10.05          --              --          --         0.20%
      Highest contract charge 1.70% Class 2 (q)         $10.05          --              --          --         0.20%
      All contract charges                                  --           3         $    27          --
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 1.30% to 1.70%*
2011  Lowest contract charge 1.30% Class 2 (t)          $ 9.46          --              --          --        (8.16)%
      Highest contract charge 1.70% Class 2 (t)         $ 9.38          --              --          --        (8.58)%
      All contract charges                                  --          97         $   918        1.40%
2010  Lowest contract charge 1.30% Class 2 (t)          $10.30          --              --          --         7.85%
      Highest contract charge 1.70% Class 2 (t)         $10.26          --              --          --         7.43%
      All contract charges                                  --          60         $   619        1.23%
VAN ECK VIP GLOBAL HARD ASSETS FUND
      Unit Value 0.65% to 1.70%*
2011  Lowest contract charge 0.65% Class S Shares (v)   $ 9.16          --              --          --       (18.58)%
      Highest contract charge 1.70% Class S Shares (q)  $10.66          --              --          --       (18.13)%
      All contract charges                                  --       1,523         $16,330        0.65%
2010  Lowest contract charge 1.30% Class S Shares (q)   $13.08          --              --          --        26.99%
      Highest contract charge 1.70% Class S Shares (q)  $13.02          --              --          --        26.41%
      All contract charges                                  --         588         $ 7,685        0.01%
2009  Lowest contract charge 1.30% Class S Shares (q)   $10.30          --              --          --         1.88%
      Highest contract charge 1.70% Class S Shares (q)  $10.30          --              --          --         1.88%
      All contract charges                                  --           1         $    10          --

   ----------
  (a)A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
  (b)A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
  (c)A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
  (d)A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
  (e)Units were made available for sale on May 29, 2007.
  (f)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (g)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
  (h)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
  (i)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
  (j)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
  (k)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
  (l)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

8. Accumulation Unit Values (Concluded)

  (m)EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
  (n)EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
  (o)EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
  (p)Units were made available for sale on June 08, 2009.
  (q)Units were made available for sale on December 14, 2009.
  (r)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had zero balance and no activity to report.
  (s)Units were made available for sale on December 14, 2009, but at December 31, 2009 the fund had no accumulation ratios to report.
  (t)Units were made available for sale on January 25, 2010
  (u)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010.
  (v)Units were made available on January 18, 2011.
  (w)Units were made available on February 22, 2011.
  (x)Invesco V.I. Dividend Growth replaced Invesco V.I. Financial Services due to a fund merger on April 29, 2011.
  (y)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011.
  (z)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011.
 (aa)Units were made available on October 10, 2011.
  * Expenses as an annual percentage of average net assets consisting of mortality, risk, financial accounting and other expenses, for each period indicated. The ratios included only those expenses that result in direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.
  ** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Variable Investment Option from the Portfolio, net of Portfolio fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Variable Investment Option invests.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

  All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

  Report of Independent Registered Public Accounting Firm................. F-1

  Consolidated Financial Statements:
    Consolidated Balance Sheets, December 31, 2011 and 2010............... F-2
    Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2011, 2010 and 2009.................................................. F-3
    Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2011, 2010 and 2009..................................... F-5
    Consolidated Statements of Equity, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-6
    Consolidated Statements of Cash Flows, Years Ended December 31, 2011,
     2010 and 2009........................................................ F-7
    Notes to Consolidated Financial Statements............................ F-9

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 8, 2012

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                        2011        2010
                                                                                     ----------  ----------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities available for sale, at fair value................................. $   31,992  $   29,057
 Mortgage loans on real estate......................................................      4,281       3,571
 Equity real estate, held for the production of income..............................         99         140
 Policy loans.......................................................................      3,542       3,581
 Other equity investments...........................................................      1,707       1,618
 Trading securities.................................................................        982         506
 Other invested assets..............................................................      2,340       1,413
                                                                                     ----------  ----------
   Total investments................................................................     44,943      39,886
Cash and cash equivalents...........................................................      3,227       2,155
Cash and securities segregated, at fair value.......................................      1,280       1,110
Broker-dealer related receivables...................................................      1,327       1,389
Deferred policy acquisition costs...................................................      4,653       8,383
Goodwill and other intangible assets, net...........................................      3,697       3,702
Amounts due from reinsurers.........................................................      3,542       3,252
Loans to affiliates.................................................................      1,041       1,045
Guaranteed minimum income benefit reinsurance asset, at fair value..................     10,547       4,606
Other assets........................................................................      5,340       5,614
Separate Accounts' assets...........................................................     86,419      92,014
                                                                                     ----------  ----------

TOTAL ASSETS........................................................................ $  166,016  $  163,156
                                                                                     ==========  ==========

LIABILITIES
Policyholders' account balances..................................................... $   26,033  $   24,654
Future policy benefits and other policyholders liabilities..........................     21,595      18,965
Broker-dealer related payables......................................................        466         369
Customers related payables..........................................................      1,889       1,770
Amounts due to reinsurers...........................................................         74          75
Short-term and long-term debt.......................................................        645         425
Loans from affiliates...............................................................      1,325       1,325
Income taxes payable................................................................      5,491       4,315
Other liabilities...................................................................      3,815       3,075
Separate Accounts' liabilities......................................................     86,419      92,014
                                                                                     ----------  ----------
   Total liabilities................................................................    147,752     146,987
                                                                                     ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 17 and 18)

EQUITY
AXA Equitable's equity:
 Common stock, $1.25 par value, 2 million shares authorized, issued and outstanding. $        2  $        2
 Capital in excess of par value.....................................................      5,743       5,593
 Retained earnings..................................................................     10,120       8,085
 Accumulated other comprehensive income (loss)......................................       (304)       (629)
                                                                                     ----------  ----------
   Total AXA Equitable's equity.....................................................     15,561      13,051
                                                                                     ----------  ----------
Noncontrolling interest.............................................................      2,703       3,118
                                                                                     ----------  ----------
   Total equity.....................................................................     18,264      16,169
                                                                                     ----------  ----------

TOTAL LIABILITIES AND EQUITY........................................................ $  166,016  $  163,156
                                                                                     ==========  ==========


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                            2011       2010      2009
                                                                         ---------  ---------  --------
                                                                                  (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income............ $   3,312  $   3,067  $  2,918
Premiums................................................................       533        530       431
Net investment income (loss):
 Investment income (loss) from derivative instruments...................     2,374       (284)   (3,079)
 Other investment income (loss).........................................     2,128      2,260     2,099
                                                                         ---------  ---------  --------
   Total net investment income (loss)...................................     4,502      1,976      (980)
                                                                         ---------  ---------  --------
Investment gains (losses), net:
 Total other-than-temporary impairment losses...........................       (36)      (300)     (169)
 Portion of loss recognized in other comprehensive income (loss)........         4         18         6
                                                                         ---------  ---------  --------
   Net impairment losses recognized.....................................       (32)      (282)     (163)
 Other investment gains (losses), net...................................       (15)        98       217
                                                                         ---------  ---------  --------
     Total investment gains (losses), net...............................       (47)      (184)       54
                                                                         ---------  ---------  --------
Commissions, fees and other income......................................     3,631      3,702     3,385
Increase (decrease) in the fair value of the reinsurance contract asset.     5,941      2,350    (2,566)
                                                                         ---------  ---------  --------
   Total revenues.......................................................    17,872     11,441     3,242
                                                                         ---------  ---------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................................     4,360      3,082     1,298
Interest credited to policyholders' account balances....................       999        950     1,004
Compensation and benefits...............................................     2,206      1,953     1,859
Commissions.............................................................     1,195      1,044     1,033
Distribution related payments...........................................       303        287       234
Amortization of deferred sales commissions..............................        38         47        55
Interest expense........................................................       106        106       107
Amortization of deferred policy acquisition costs.......................     4,680        168       115
Capitalization of deferred policy acquisition costs.....................    (1,030)      (916)     (975)
Rent expense............................................................       250        244       258
Amortization of other intangible assets.................................        24         23        24
Other operating costs and expenses......................................     1,406      1,438     1,309
                                                                         ---------  ---------  --------
     Total benefits and other deductions................................    14,537      8,426     6,321
                                                                         ---------  ---------  --------


                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                          2011       2010       2009
                                                                        --------  ---------  ----------
                                                                                 (IN MILLIONS)
Earnings (loss) from continuing operations, before income taxes........ $  3,335  $   3,015   $  (3,079)
Income tax (expense) benefit...........................................   (1,022)      (707)      1,272
                                                                        --------  ---------  ----------

Earnings (loss) from continuing operations, net of income taxes........    2,313      2,308      (1,807)
Earnings (loss) from discontinued operations, net of income taxes......       --         --           3
                                                                        --------  ---------  ----------

Net earnings (loss)....................................................    2,313      2,308      (1,804)
 Less: net (earnings) loss attributable to the noncontrolling interest.      101       (235)       (359)
                                                                        --------  ---------  ----------

Net Earnings (Loss) Attributable to AXA Equitable...................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

Amounts attributable to AXA Equitable:
 Earnings (loss) from continuing operations, net of income taxes....... $  2,414  $   2,073  $   (2,166)
 Earnings (loss) from discontinued operations, net of income taxes.....       --         --           3
                                                                        --------  ---------  ----------
Net Earnings (Loss).................................................... $  2,414  $   2,073  $   (2,163)
                                                                        ========  =========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                  2011       2010       2009
                                                                               ---------  ---------  ---------
                                                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)........................................................... $   2,313  $   2,308  $  (1,804)
                                                                               ---------  ---------  ---------

Other comprehensive income (loss) net of income taxes:
 Change in unrealized gains (losses), net of reclassification adjustment......       378        440      1,331
 Defined benefit plans:
   Net gain (loss) arising during year........................................      (169)      (121)       (65)
   Less: reclassification adjustment for:
     Amortization of net (gains) losses included in net periodic cost.........        94         82         65
     Amortization of net prior service credit included in net periodic cost...         1         (1)        (3)
                                                                               ---------  ---------  ---------
       Other comprehensive income (loss)--defined benefit plans...............       (74)       (40)        (3)
                                                                               ---------  ---------  ---------

Total other comprehensive income (loss), net of income taxes..................       304        400      1,328
                                                                               ---------  ---------  ---------

Comprehensive income (loss)...................................................     2,617      2,708       (476)
                                                                               ---------  ---------  ---------

 Less: Comprehensive (income) loss attributable to noncontrolling interest....       122       (228)      (425)
                                                                               ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA Equitable..................... $   2,739  $   2,480  $    (901)
                                                                               =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                               2011       2010       2009
                                                                            ---------  ---------  ---------
                                                                                     (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
 Common stock, at par value, beginning and end of year..................... $       2  $       2  $       2
                                                                            ---------  ---------  ---------

 Capital in excess of par value, beginning of year.........................     5,593      5,583      5,184
 Sale of AllianceBernstein Units to noncontrolling interest................        --         --        (54)
 Changes in capital in excess of par value.................................       150         10        453
                                                                            ---------  ---------  ---------
 Capital in excess of par value, end of year...............................     5,743      5,593      5,583
                                                                            ---------  ---------  ---------

 Retained earnings, beginning of year......................................     8,085      6,312      8,413
 Net earnings (loss).......................................................     2,414      2,073     (2,163)
 Stockholder dividends.....................................................      (379)      (300)        --
 Impact of implementing new accounting guidance, net of taxes..............        --         --         62
                                                                            ---------  ---------  ---------
 Retained earnings, end of year............................................    10,120      8,085      6,312
                                                                            ---------  ---------  ---------

 Accumulated other comprehensive income (loss), beginning of year..........      (629)    (1,036)    (2,236)
 Impact of implementing new accounting guidance, net of taxes..............        --         --        (62)
 Other comprehensive income (loss).........................................       325        407      1,262
                                                                            ---------  ---------  ---------
 Accumulated other comprehensive income (loss), end of year................      (304)      (629)    (1,036)
                                                                            ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR...............................    15,561     13,051     10,861
                                                                            ---------  ---------  ---------

 Noncontrolling interest, beginning of year................................     3,118      3,269      2,897
 Purchase of AllianceBernstein Units by noncontrolling interest............         1          5         --
 Purchase of AllianceBernstein Put.........................................        --         --        135
 Purchase of noncontrolling interest in consolidated entity................       (31)        (5)        --
 Repurchase of AllianceBernstein Holding units.............................      (140)      (148)        --
 Net earnings (loss) attributable to noncontrolling interest...............      (101)       235        359
 Dividends paid to noncontrolling interest.................................      (312)      (357)      (320)
 Other comprehensive income (loss) attributable to noncontrolling interest.       (21)        (7)        66
 Other changes in noncontrolling interest..................................       189        126        132
                                                                            ---------  ---------  ---------

     Noncontrolling interest, end of year..................................     2,703      3,118      3,269
                                                                            ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR.................................................. $  18,264  $  16,169  $  14,130
                                                                            =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                               2011       2010       2009
                                                                                            ---------  ---------  ---------
                                                                                                     (IN MILLIONS)
Net earnings (loss)........................................................................ $   2,313  $   2,308  $  (1,804)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
 Interest credited to policyholders' account balances......................................       999        950      1,004
 Universal life and investment-type product policy fee income..............................    (3,312)    (3,067)    (2,918)
 Net change in broker-dealer and customer related receivables/payables.....................       266        125     (1,353)
 (Income) loss related to derivative instruments...........................................    (2,374)       284      3,079
 Change in reinsurance recoverable with affiliate..........................................      (242)      (233)     1,486
 Investment (gains) losses, net............................................................        47        184        (54)
 Change in segregated cash and securities, net.............................................      (170)      (124)     1,587
 Change in deferred policy acquisition costs...............................................     3,650       (747)      (860)
 Change in future policy benefits..........................................................     2,110      1,136       (755)
 Change in income taxes payable............................................................       950        720     (1,223)
 Real estate asset write-off charge........................................................         5         26          3
 Change in the fair value of the reinsurance contract asset................................    (5,941)    (2,350)     2,566
 Amortization of deferred compensation.....................................................       418        178         88
 Amortization of deferred sales commission.................................................        38         47         55
 Amortization of reinsurance cost..........................................................       211        274        318
 Other depreciation and amortization.......................................................       146        161        156
 Amortization of other intangibles.........................................................        24         23         24
 Other, net................................................................................       (76)       111         18
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) operating activities........................................      (938)         6      1,417
                                                                                            ---------  ---------  ---------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans on real estate...........     3,435      2,753      2,058
 Sales of investments......................................................................     1,141      3,398      6,737
 Purchases of investments..................................................................    (7,970)    (7,068)    (8,995)
 Cash settlements related to derivative instruments........................................     1,429       (651)    (2,564)
 Change in short-term investments..........................................................        16        (53)       140
 Decrease in loans to affiliates...........................................................        --          3          1
 Increase in loans to affiliates...........................................................        --         --       (250)
 Investment in capitalized software, leasehold improvements and
 EDP equipment.............................................................................      (104)       (62)      (120)
 Other, net................................................................................        25        (25)         9
                                                                                            ---------  ---------  ---------

Net cash provided by (used in) investing activities........................................    (2,028)    (1,705)    (2,984)
                                                                                            ---------  ---------  ---------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                  (CONTINUED)

                                                                         2011      2010       2009
                                                                       --------  --------  ---------
                                                                               (IN MILLIONS)
Cash flows from financing activities:
 Policyholders' account balances:
   Deposits........................................................... $  4,461  $  3,187  $   3,395
   Withdrawals and transfers to Separate Accounts.....................     (821)     (483)    (2,161)
 Change in short-term financings......................................      220       (24)       (36)
 Change in collateralized pledged liabilities.........................      989      (270)       126
 Change in collateralized pledged assets..............................       99       533       (632)
 Capital contribution.................................................       --        --        439
 Shareholder dividends paid...........................................     (379)     (300)        --
 Repurchase of AllianceBernstein Holding units........................     (221)     (235)        --
 Distribution to noncontrolling interest in consolidated subsidiaries.     (312)     (357)      (320)
 Other, net...........................................................        2        11        145
                                                                       --------  --------  ---------

Net cash provided by (used in) financing activities...................    4,038     2,062        956
                                                                       --------  --------  ---------

Change in cash and cash equivalents...................................    1,072       363       (611)
Cash and cash equivalents, beginning of year..........................    2,155     1,792      2,403
                                                                       --------  --------  ---------

Cash and Cash Equivalents, End of Year................................ $  3,227  $  2,155  $   1,792
                                                                       ========  ========  =========

Supplemental cash flow information:
 Interest Paid........................................................ $     16  $     19  $      17
                                                                       ========  ========  =========
 Income Taxes (Refunded) Paid......................................... $     36  $    (27) $      44
                                                                       ========  ========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners, Inc. ("SCB Partners") at a price of $18.349 per Unit pursuant to the final installment of the buy back agreement ("AB Put") related to AllianceBernstein's 2000 acquisition of SCB Inc. (the "Bernstein Acquisition"). As a result of this transaction, noncontrolling interest subject to redemption rights totaling $135 million were reclassified as noncontrolling interests in first quarter 2009.

   On March 30, 2009, AXA Financial Group sold 41.9 million limited partnership interests in AllianceBernstein ("AllianceBernstein Units") to an affiliate of AXA. As a result of the sale, AXA Financial Group's economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

   At December 31, 2011 and 2010, the Company's economic interest in AllianceBernstein was 37.3% and 35.5%, respectively. At December 31, 2011 and 2010, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 64.6% and 61.4%.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   At December 31, 2011 and 2010, respectively, the Insurance Group's General Account held $1 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2011 and 2010, respectively, as reported in the consolidated balance sheet, these investments included $1 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2011 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2011, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $23 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $100,000 in and prospective investment management fees earned from these entities.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2011," "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the Consolidated statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010 have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on the Company's consolidated financial statements.

   In April 2010, the FASB issued new guidance on stock compensation. This guidance provides clarification that an employee share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades and that may be different from the functional currency of the issuer, the functional currency of the subsidiary-employer, or the payroll currency of the employee-recipient, should be considered an equity award assuming all other criteria for equity classification are met. This guidance was effective for the first quarter of 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements as it is consistent with the policies and practices currently applied by the Company in accounting for share-based-payment awards.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In June 2009, the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. All existing consolidation conclusions were required to be recalculated under this new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein had a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements. In January 2010, the FASB deferred portions of this guidance as they relate to asset managers. As such, the Company determined that all entities for which the Company is a sponsor and/or investment manager, other than collateralized debt obligations and collateralized loan obligations (collectively "CDOs"), qualify for the scope deferral and continue to be assessed for consolidation under the previous guidance for consolidation of VIEs. Implementation of this guidance did not have a material effect on the Company consolidated financial statements.

   Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $116 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to AXA Equitable for 2011, 2010 and 2009 reflected increases of $4 million, $18 million and $6 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income
   (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. The Company will adopt this guidance effective January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $1.1 billion, income taxes payable will be reduced by approximately $372 million with a corresponding reduction, net of taxes, to Retained earnings and Total equity of approximately $691 million. Upon adoption, for the year ended 2011, the Company's Earnings (loss), before income taxes would increase by approximately $822 million and Net

   Earnings (Loss) Attributable to AXA Equitable would increase by approximately $534 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's consolidated statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on the Company's cash flows.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, Life Bureau (the "NYSDFS"), formerly the New York State Insurance Department. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2011 and 2010, the carrying value of COLI was $737 million and $787 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $52 million and $0 million for commercial and $5 million and $3 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Derivatives

   The Company has issued and continues to offer certain variable annuity products with guaranteed minimum death benefit ("GMDB"), guaranteed minimum income benefit ("GMIB") and guaranteed withdrawal benefit for life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits being higher than what accumulated policyholders' account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. For GMDB, GMIB and GWBL, the Company retains certain risks including basis and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB and GWBL features that result from financial markets movements. A portion of exposure to realized interest rate volatility is hedged using swaptions and a portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   GWBL features and reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and, therefore, are reported in the balance sheet at their fair value. None of the derivatives used in these programs were designated as qualifying hedges under U.S. GAAP accounting guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income (loss) in the consolidated statements of earnings (loss) except those resulting from changes in the fair values of the embedded derivatives, the GWBL features are reported in Policyholder's benefits and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

   In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB and GWBL features, the Company previously had hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities. At December 31, 2011, there were no outstanding balances in these programs.

   The Company periodically, including during 2011, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales. At December 31, 2011 there were no outstanding balances.

   The Company also uses equity indexed options to hedge its exposure to equity linked and commodity indexed crediting rates on annuity and life products.

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses swaptions to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

   The Company is exposed to equity market fluctuations through investments in Separate Accounts and may enter into derivative contracts specifically to minimize such risk.

   At December 31, 2011, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $388 million. At December 31, 2011, the Company had open exchange-traded futures positions on the 2-year, 5-year, 10-year, 30-year U.S. Treasury Notes and Eurodollars having initial margin requirements of $165 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $37 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2011 are exchange-traded and net settled daily in cash.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. At December 31, 2011 and December 31, 2010, respectively, the Company held $1,438 million and $512 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

   Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2011, and 2010, respectively, were $4 million and $84 million, for which the Company held collateral of $3 million in 2011, and posted collateral of $99 million in 2010, in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2011, the Company would not have been required to post material collateral to its counterparties.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 70.2% and 74.2% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 28.2% and 24.3% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act") and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $1,718 million and $1,726 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   As disclosed in Note 3, at December 31, 2011 and 2010, respectively, the net fair value of freestanding derivative positions is approximately $1,536 million and $540 million or approximately 65.6% and 38.2% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $11 million at December 31, 2011 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2011.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.6% and 1.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $347 million and $277 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,082 million and $1,251 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, the Company continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $688 million and $147 million at December 31, 2011 and 2010, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2011 and 2010.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2011 and 2010.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

   The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

   Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated account balances for all issue years for the Accumulator(R) products due to the continued volatility of margins and the continued emergence of periods of negative margins.

   For UL products and investment-type products, other than Accumulator(R) products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (6.7% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.7% net of product weighted average Separate Account fees) and 0.0% (-2.3% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next quarter, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2011, the average rate of assumed investment yields, excluding policy loans, was 5.5% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company issues or has issued certain variable annuity products with GMDB and GWBL features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 2.12% to 10.7% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2011, participating policies, including those in the Closed Block, represent approximately 6.8% ($24 billion) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(2,928) million, $10,117 million and $15,465 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL"), for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2011 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2011. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS      GROSS
                                        AMORTIZED  UNREALIZED UNREALIZED                OTTI
                                          COST       GAINS      LOSSES   FAIR VALUE IN AOCI/ (3)/
                                        ---------- ---------- ---------- ---------- ------------
                                                             (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $   21,444 $    1,840 $      147 $   23,137 $         --
 U.S. Treasury, government and agency..      3,598        350         --      3,948           --
 States and political subdivisions.....        478         64          2        540           --
 Foreign governments...................        461         65          1        525           --
 Commercial mortgage-backed............      1,306          7        411        902           22
 Residential mortgage-backed/ (1)/.....      1,556         90         --      1,646           --
 Asset-backed/ (2)/....................        260         15         11        264            6
 Redeemable preferred stock............      1,106         38        114      1,030           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     30,209      2,469        686     31,992           28

Equity securities......................         18          1         --         19           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2011............. $   30,227 $    2,470 $      686 $   32,011 $         28
                                        ========== ========== ========== ========== ============

December 31, 2010:
Fixed Maturities:
 Corporate............................. $   20,494 $    1,348 $      110 $   21,732 $         --
 U.S. Treasury, government and agency..      1,986         18         88      1,916           --
 States and political subdivisions.....        516         11         16        511           --
 Foreign governments...................        502         59          1        560           --
 Commercial mortgage-backed............      1,473          5        375      1,103           19
 Residential mortgage-backed/ (1)/.....      1,601         67         --      1,668           --
 Asset-backed/ (2)/....................        245         13         12        246            7
 Redeemable preferred stock............      1,364         23         66      1,321           --
                                        ---------- ---------- ---------- ---------- ------------
   Total Fixed Maturities..............     28,181      1,544        668     29,057           26

Equity securities......................         26         --          3         23           --
                                        ---------- ---------- ---------- ---------- ------------

Total at December 31, 2010............. $   28,207 $    1,544 $      671 $   29,080 $         26
                                        ========== ========== ========== ========== ============

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2011 and 2010, respectively, the Company had trading fixed maturities with an amortized cost of $172 million and $207 million and carrying values of $172 million and $208 million. Gross unrealized gains on trading fixed maturities were $4 million and $3 million and gross unrealized losses were $4 million and $2 million for 2011 and 2010, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                                  AMORTIZED
                                                    COST    FAIR VALUE
                                                  --------- ----------
                                                     (IN MILLIONS)
          Due in one year or less................ $   2,058  $   2,090
          Due in years two through five..........     8,257      8,722
          Due in years six through ten...........     9,881     10,723
          Due after ten years....................     5,785      6,615
                                                  --------- ----------
             Subtotal............................    25,981     28,150
          Commercial mortgage-backed securities..     1,306        902
          Residential mortgage-backed securities.     1,556      1,646
          Asset-backed securities................       260        264
                                                  --------- ----------
          Total.................................. $  29,103  $  30,962
                                                  ========= ==========

   The Company recognized OTTI on AFS fixed maturities as follows:

                                                         December 31,
                                                   ------------------------
                                                    2011     2010     2009
                                                   ------  -------  -------
                                                         (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (32) $  (282) $  (168)
Non-credit losses recognized in OCI...............     (4)     (18)      (6)
                                                   ------  -------  -------
Total OTTI........................................ $  (36) $  (300) $  (174)
                                                   ======  =======  =======

  /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $6 million and $3 million related to AFS fixed maturities as the Company intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                           2011     2010
                                                                                         -------  -------
                                                                                           (IN MILLIONS)
Balances at January 1,.................................................................. $  (329) $  (146)
Previously recognized impairments on securities that matured, paid, prepaid or sold.....      29       99
Recognized impairments on securities impaired to fair value this period/ (1)/...........      --       (6)
Impairments recognized this period on securities not previously impaired................     (27)    (268)
Additional impairments this period on securities previously impaired....................      (5)      (8)
Increases due to passage of time on previously recorded credit losses...................      --       --
Accretion of previously recognized impairments due to increases in expected cash flows..      --       --
                                                                                         -------  -------
Balances at December 31,................................................................ $  (332) $  (329)
                                                                                         =======  =======

 /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                 DECEMBER 31,
                               ----------------
                                 2011     2010
                               --------  ------
                                 (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $    (47) $  (16)
   All other..................    1,830     892
 Equity securities............        1      (3)
                               --------  ------
Net Unrealized Gains (Losses). $  1,784  $  873
                               ========  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                AOCI GAIN
                                                              NET                              DEFERRED           (LOSS)
                                                          UNREALIZED                            INCOME        RELATED TO NET
                                                             GAINS                                TAX           UNREALIZED
                                                          (LOSSES) ON        POLICYHOLDERS       ASSET          INVESTMENT
                                                          INVESTMENTS   DAC   LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                                         ------------  ----  -------------- --------------- -----------------
                                                                                     (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................ $        (16) $  3  $            2 $             4 $              (7)
Net investment gains (losses) arising during
  the period............................................          (32)   --              --              --               (32)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            5    --              --              --                 5
   Excluded from Net earnings (loss)/ (1)/..............           (4)   --              --              --                (4)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --     2              --              --                 2
   Deferred income taxes................................           --    --              --               8                 8
   Policyholders liabilities............................           --    --               4              --                 4
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2011.............................. $        (47) $  5  $            6 $            12 $             (24)
                                                         ============  ====  ============== =============== =================

BALANCE, JANUARY 1, 2010................................ $        (11) $  5  $           -- $             2 $              (4)
Net investment gains (losses) arising during
  the period............................................            3    --              --              --                 3
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)......................            9    --              --              --                 9
   Excluded from Net earnings (loss)/ (1)/..............          (17)   --              --              --               (17)
Impact of net unrealized investment gains (losses) on:
   DAC..................................................           --    (2)             --              --                (2)
   Deferred income taxes................................           --    --              --               2                 2
   Policyholders liabilities............................           --    --               2              --                 2
                                                         ------------  ----  -------------- --------------- -----------------
BALANCE, DECEMBER 31, 2010.............................. $        (16) $  3  $            2 $             4 $              (7)
                                                         ============  ====  ============== =============== =================

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                   AOCI GAIN
                                                    NET                              DEFERRED        (LOSS)
                                                UNREALIZED                            INCOME     RELATED TO NET
                                                   GAINS                                TAX        UNREALIZED
                                                (LOSSES) ON          POLICYHOLDERS     ASSET       INVESTMENT
                                                INVESTMENTS    DAC    LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                               ------------  ------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2011...................... $        889  $ (135)    $     (121)  $     (223)   $        410
Net investment gains (losses) arising during
  the period..................................          915      --             --           --             915
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............           23      --             --           --              23
   Excluded from Net earnings (loss)/ (1)/....            4      --             --           --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --     (81)            --           --             (81)
   Deferred income taxes......................           --      --             --         (207)           (207)
   Policyholders liabilities..................           --      --           (264)          --            (264)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2011.................... $      1,831  $ (216)    $     (385)  $     (430)   $        800
                                               ============  ======  =============  ===========  ==============

BALANCE, JANUARY 1, 2010...................... $         (6) $  (21)    $       --   $       32    $          5
Net investment gains (losses) arising during
  the period..................................          680      --             --           --             680
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)............          198      --             --           --             198
   Excluded from Net earnings (loss)/ (1)/....           17      --             --           --              17
Impact of net unrealized investment gains
  (losses) on:
   DAC........................................           --    (114)            --           --            (114)
   Deferred income taxes......................           --      --             --         (255)           (255)
   Policyholders liabilities..................           --      --           (121)          --            (121)
                                               ------------  ------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2010.................... $        889  $ (135)    $     (121)  $     (223)   $        410
                                               ============  ======  =============  ===========  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 535 issues at December 31, 2011 and the 550 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------  ---------------------  ---------------------
                                                 GROSS                  GROSS                  GROSS
                                               UNREALIZED             UNREALIZED             UNREALIZED
                                    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                    ---------- ----------  ---------- ----------  ---------- ----------
                                                               (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate.........................   $  1,910    $   (96)   $    389  $     (51)   $  2,299  $    (147)
 U.S. Treasury, government and
   agency..........................        149         --          --         --         149         --
 States and political subdivisions.         --         --          18         (2)         18         (2)
 Foreign governments...............         30         (1)          5         --          35         (1)
 Commercial mortgage-backed........         79        (27)        781       (384)        860       (411)
 Residential mortgage-backed.......         --         --           1         --           1         --
 Asset-backed......................         49         --          44        (11)         93        (11)
 Redeemable preferred stock........        341        (28)        325        (86)        666       (114)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  2,558    $  (152)   $  1,563  $    (534)   $  4,121  $    (686)
                                    ========== ==========  ========== ==========  ========== ==========

December 31, 2010:
Fixed Maturities:
 Corporate.........................   $  1,999    $   (68)   $    394  $     (42)   $  2,393  $    (110)
 U.S. Treasury, government and
   agency..........................        820        (42)        171        (46)        991        (88)
 States and political subdivisions.        225         (9)         33         (7)        258        (16)
 Foreign governments...............         77         (1)         10         --          87         (1)
 Commercial mortgage-backed........         46         (3)        936       (372)        982       (375)
 Residential mortgage-backed.......        157         --           2         --         159         --
 Asset-backed......................         23         --          65        (12)         88        (12)
 Redeemable preferred stock........        345         (7)        689        (59)      1,034        (66)
                                    ---------- ----------  ---------- ----------  ---------- ----------

Total..............................   $  3,692    $  (130)   $  2,300  $    (538)   $  5,992  $    (668)
                                    ========== ==========  ========== ==========  ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $139 million and $142 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $2,179 million and $2,303 million, or 7.2% and 8.2%, of the $30,210 million and $28,181 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455 million and $361 million at December 31, 2011 and 2010, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, the Company owned $23 million and $30 million in RMBS backed by subprime residential mortgage loans, and $13 million and $17 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $6 million.

   At December 31, 2011 and 2010, respectively, the amortized cost of the Company's trading account securities was $1,014 million and $482 million with respective fair values of $982 million and $506 million. Also at December 31, 2011 and 2010, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $48 million and $42 million and costs of $50 million and $41 million as well as other equity securities with carrying values of $19 million and $23 million and costs of $18 million and $26 million.

   In 2011, 2010 and 2009, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $(42) million, $39 million and $133 million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $141 million and $0 million at December 31, 2011 and 2010, respectively. Gross interest income on these loans included in net investment income (loss) totaled $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $0 million and $0 million in 2011, 2010 and 2009, respectively.

   Troubled Debt Restructurings

   In 2011, the two loans shown in the table below were modified to interest only payments until February 1, 2012 and October 1, 2013 at which time the loans revert to their normal amortizing payment. On one of the loans, a $4 million letter of credit was cashed to reduce the principal balance. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING--MODIFICATIONS
                               DECEMBER 31, 2011

                                           OUTSTANDING RECORDED INVESTMENT
                                NUMBER  --------------------------------------
                               OF LOANS   PRE-MODIFICATION   POST-MODIFICATION
                               -------- -------------------- -----------------
                                                    (IN MILLIONS)
Troubled debt restructurings:
 Agricultural mortgage loans.. $     -- $                 --  $             --
 Commercial mortgage loans....        2                  145               141
                               -------- -------------------- -----------------

Total......................... $      2 $                145  $            141
                               ======== ==================== =================

   There were no default payments on the above loans during 2011.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2011, 2010 and 2009 are as follows:

                                                    COMMERCIAL MORTGAGE LOANS
                                                    -------------------------
                                                      2011     2010    2009
                                                     ------   ------  ------
                                                        (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $   18    $   --  $   --
   Charge-offs.....................................     --        --      --
   Recoveries......................................     (8)       --      --
   Provision.......................................     22        18      --
                                                    ------    ------  ------
Ending Balance, December 31,....................... $   32    $   18  $   --
                                                    ======    ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $   32    $   18  $   --
                                                    ======    ======  ======
   Collectively Evaluated for Impairment........... $   --    $   --  $   --
                                                    ======    ======  ======

   Loans Acquired with Deteriorated Credit Quality. $   --    $   --  $   --
                                                    ======    ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                               DEBT SERVICE COVERAGE RATIO
                                                                                 LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- -------- -------- ------- ------ --------
                                                           (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   182  $   -- $     33 $     30  $   31 $   -- $    276
 50% - 70%.........................       201     252      447      271      45     --    1,216
 70% - 90%.........................        --      41      280      318     213     --      852
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans....   $   383  $  293 $    844 $    754  $  585 $  117 $  2,976
                                    ========= ======= ======== ======== ======= ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   150  $   89 $    175 $    247  $  190 $    8 $    859
 50% - 70%.........................        68      15      101      158      82     45      469
 70% - 90%.........................        --      --       --        1      --      8        9
 90% plus..........................        --      --       --       --      --     --       --
                                    --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans..   $   218  $  104 $    276 $    406  $  272 $   61 $  1,337
                                    ========= ======= ======== ======== ======= ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................   $   332  $   89 $    208 $    277  $  221 $    8 $  1,135
 50% - 70%.........................       269     267      548      429     127     45    1,685
 70% - 90%.........................        --      41      280      319     213      8      861
 90% plus..........................        --      --       84      135     296    117      632
                                    --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans...............   $   601  $  397 $  1,120 $  1,160  $  857 $  178 $  4,313
                                    ========= ======= ======== ======== ======= ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2010

                                              Debt Service Coverage Ratio
                                                                               LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOAN
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ------ --------
                                                          (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $    59  $   --  $   --  $   52  $   --  $   -- $    111
 50% - 70%.........................       32     109     111      72      55      --      379
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     402      61      574
                                     -------  ------  ------  ------  ------  ------ --------

Total Commercial Mortgage Loans....  $   285  $  144  $  604  $  550  $  581  $  111 $  2,275
                                     =======  ======  ======  ======  ======  ====== ========
AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   155  $   80  $  162  $  243  $  186  $    5 $    831
 50% - 70%.........................       52      13     134     150     107      24      480
 70% - 90%.........................       --      --      --      --      --      --       --
 90% plus..........................       --      --      --      --       3      --        3
                                     -------  ------  ------  ------  ------  ------ --------

Total Agricultural Mortgage Loans..  $   207  $   93  $  296  $  393  $  296  $   29 $  1,314
                                     =======  ======  ======  ======  ======  ====== ========
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%..........................  $   214  $   80  $  162  $  295  $  186  $    5 $    942
 50% - 70%.........................       84     122     245     222     162      24      859
 70% - 90%.........................      194      35     406     402     124      50    1,211
 90% plus..........................       --      --      87      24     405      61      577
                                     -------  ------  ------  ------  ------  ------ --------

Total Mortgage Loans...............  $   492  $  237  $  900  $  943  $  877  $  140 $  3,589
                                     =======  ======  ======  ======  ======  ====== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                                        RECORDED
                                                                                       INVESTMENT
                                         90                            TOTAL     (GREATER THAN) 90 DAYS
                      30-59 60-89       DAYS                         FINANCING            AND
                      DAYS  DAYS  OR (GREATER THAN)  TOTAL CURRENT  RECEIVABLES         ACCRUING
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
                                                        (IN MILLIONS)
DECEMBER 31, 2011
 Commercial.......... $  61 $  -- $               -- $  61 $  2,915 $      2,976 $                   --
 Agricultural........     5     1                  7    13    1,324        1,337                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
TOTAL MORTGAGE LOANS. $  66 $   1 $                7 $  74 $  4,239 $      4,313 $                    3
                      ===== ===== ================== ===== ======== ============ ======================
December 31, 2010
 Commercial.......... $  -- $  -- $               -- $  -- $  2,275 $      2,275 $                   --
 Agricultural........    --    --                  5     5    1,309        1,314                      3
                      ----- ----- ------------------ ----- -------- ------------ ----------------------
Total Mortgage Loans. $  -- $  -- $                5 $   5 $  3,584 $      3,589 $                    3
                      ===== ===== ================== ===== ======== ============ ======================

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                     UNPAID                         AVERAGE        INTEREST
                                      RECORDED      PRINCIPAL       RELATED        RECORDED         INCOME
                                     INVESTMENT      BALANCE       ALLOWANCE    INVESTMENT/ (1)/  RECOGNIZED
                                     ----------- --------------- -------------  ---------------  -------------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           5               5            --                5             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $         5 $             5 $          --  $             5  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       202 $           202 $         (32) $           152  $           8
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
TOTAL............................... $       202 $           202 $         (32) $           152  $           8
                                     =========== =============== =============  ===============  =============
December 31, 2010:
With no related allowance recorded:
 Commercial mortgage loans--other... $        -- $            -- $          --  $            --  $          --
 Agricultural mortgage loans........           3               3            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $         3 $             3 $          --  $            --  $          --
                                     =========== =============== =============  ===============  =============
With related allowance recorded:
 Commercial mortgage loans--other... $       122 $           122 $         (18) $            24  $           2
 Agricultural mortgage loans........          --              --            --               --             --
                                     ----------- --------------- -------------  ---------------  -------------
Total............................... $       122 $           122 $         (18) $            24  $           2
                                     =========== =============== =============  ===============  =============

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures.

   Accumulated depreciation on real estate was $0 million and $0 million at December 31, 2011 and 2010, respectively. Depreciation expense on real estate totaled $0 million, $0 million and $8 million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, AXA Equitable's equity real estate portfolio had no valuation allowances.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,587 million and $1,459 million, respectively, at December 31, 2011 and 2010. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $91 million and $131 million, respectively, at December 31, 2011 and 2010. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $179 million, $173 million and $(78) million, respectively, for 2011, 2010 and 2009.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (3 and 3 individual ventures at December 31, 2011 and 2010, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                                               DECEMBER 31,
                                                               -------------
                                                                2011   2010
                                                               ------ ------
                                                               (IN MILLIONS)
BALANCE SHEETS
Investments in real estate, at depreciated cost............... $  584 $  557
Investments in securities, generally at fair value............     51     40
Cash and cash equivalents.....................................     10      4
Other assets..................................................     13     62
                                                               ------ ------
Total Assets.................................................. $  658 $  663
                                                               ====== ======

Borrowed funds--third party................................... $  372 $  299
Other liabilities.............................................      6      7
                                                               ------ ------
Total liabilities.............................................    378    306
                                                               ------ ------

Partners' capital.............................................    280    357
                                                               ------ ------
Total Liabilities and Partners' Capital....................... $  658 $  663
                                                               ====== ======

The Company's Carrying Value in These Entities Included Above. $  169 $  196
                                                               ====== ======


                                                                               2011     2010     2009
                                                                              ------   -----   -----
                                                                                   (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....................................... $  111  $   110  $   30
Net revenues of other limited partnership interests..........................      6        3      (5)
Interest expense--third party................................................    (21)     (22)     (7)
Other expenses...............................................................    (61)     (59)    (17)
                                                                              ------  -------  ------
Net Earnings (Loss).......................................................... $   35  $    32  $    1
                                                                              ======  =======  ======

The Company's Equity in Net Earnings (Loss) of These Entities Included Above. $   20  $    18  $    2
                                                                              ======  =======  ======

   Derivatives

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2011

                                                     FAIR VALUE
                                               ----------------------- GAINS (LOSSES)
                                     NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                      AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                     --------- ----------- ----------- ---------------
                                                       (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/ (1)/
 Futures............................ $   6,443  $       --   $       2    $        (34)
 Swaps..............................       784          10          21              33
 Options............................     1,211          92          85             (20)

Interest rate contracts:/ (1)/
 Floors.............................     3,000         327          --             139
 Swaps..............................     9,826         503         317             590
 Futures............................    11,983          --          --             849
 Swaptions..........................     7,354       1,029          --             817

Other freestanding contracts:/ (1)/
 Foreign currency Contracts.........        38          --          --              --
                                                                       ---------------
NET INVESTMENT INCOME (LOSS)........                                             2,374
                                                                       ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts/ (2)/....        --      10,547          --           5,941

GWBL and other features/ (3)/.......        --          --         227            (189)
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2011......... $  40,639  $   12,508   $     652    $      8,126
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets or Other liabilities in the consolidated balance sheets.
 /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2010

                                                     Fair Value
                                               ----------------------- Gains (Losses)
                                     Notional     Asset     Liability    Reported In
                                      Amount   Derivatives Derivatives Earnings (Loss)
                                     --------- ----------- ----------- ---------------
                                                       (In Millions)
Freestanding derivatives:
Equity contracts:/ (1)/
 Futures............................ $   3,772   $      --    $     --     $      (815)
 Swaps..............................       734          --          27             (79)
 Options............................     1,070           5           1             (49)

Interest rate contracts:/ (1)/
 Floors.............................     9,000         326          --             157
 Swaps..............................     5,352         201         134             250
 Futures............................     5,151          --          --             289
 Swaptions..........................     4,479         171          --             (38)

Other freestanding contracts:/ (1)/
 Foreign currency contracts.........       133          --           1               1
                                                                       ---------------
 Net investment income (loss).......                                              (284)
                                                                       ---------------

Embedded derivatives:
GMIB reinsurance contracts /(2)/....        --       4,606          --           2,350

GWBL and other features /(3)/.......        --          --          38              17
                                     --------- ----------- ----------- ---------------

Balances, December 31, 2010......... $  29,691   $   5,309    $    201     $     2,083
                                     ========= =========== =========== ===============

 /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Other assets in the consolidated balance sheets. /(3)/Reported in Future policy benefits and other policyholder liabilities.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,472 million and $3,456 million at December 31, 2011 and 2010, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2011 and 2010, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $561 million and $559 million at December 31, 2011 and 2010, respectively and the accumulated amortization of these intangible assets were $336 million and $313 million at December 31, 2011 and 2010, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23 million, $24 million and $24 million for 2011, 2010 and 2009, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $24 million.

   At December 31, 2011 and 2010, respectively, net deferred sales commissions totaled $60 million and $76 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2011 net asset balance for each of the next five years is $26 million, $18 million, $11 million, $4 million and $1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2011, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   In 2011, AllianceBernstein made two acquisitions, Pyrander Capital Management LLC and Taiwan International Investment Management Co., both investment management companies. The purchase price of these acquisitions was $25 million, consisting of $21 million of cash payments and $4 million payable over the next two years. The excess of purchase price over current fair value of identifiable net assets acquired resulted in the recognition of $15 million of goodwill as of December 31, 2011.

   On October 1, 2010, AllianceBernstein acquired SunAmerica's alternative investment group, an experienced team that manages a portfolio of hedge fund and private equity fund investments. The purchase price of this acquisition was $49 million, consisting of $14 million of cash payments, $3 million of assumed deferred compensation liabilities and $32 million of net contingent consideration payable. The net contingent consideration payable consists of the net present value of three annual payments of $2 million to SunAmerica based on its assets under management transferred to AllianceBernstein in the acquisition and the net present value of projected revenue sharing payments of $36 million based on projected newly-raised AUM by the acquired group. This contingent consideration payable was offset by $4 million of performance-based fees earned in 2010 determined to be pre-acquisition consideration. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $46 million of goodwill. During 2011, no adjustments were made to the contingent consideration payable.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                                                                        DECEMBER 31,
                                                                                                      -----------------
                                                                                                        2011     2010
                                                                                                      -------- --------
                                                                                                        (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders' account balances and other.................................... $  8,121 $  8,272
Policyholder dividend obligation.....................................................................      260      119
Other liabilities....................................................................................       86      142
                                                                                                      -------- --------
Total Closed Block liabilities.......................................................................    8,467    8,533
                                                                                                      -------- --------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at fair value (amortized cost of $5,342 and $5,416)............    5,686    5,605
Mortgage loans on real estate........................................................................    1,205      981
Policy loans.........................................................................................    1,061    1,119
Cash and other invested assets.......................................................................       30      281
Other assets.........................................................................................      207      245
                                                                                                      -------- --------
Total assets designated to the Closed Block..........................................................    8,189    8,231
                                                                                                      -------- --------

Excess of Closed Block liabilities over assets designated to the Closed Block........................      278      302

Amounts included in accumulated other comprehensive income (loss):
 Net unrealized investment gains (losses), net of deferred income tax (expense) benefit of $(33) and
   $(28) and policyholder dividend obligation of $(260) and $(119)...................................       62       53
                                                                                                      -------- --------

Maximum Future Earnings To Be Recognized From Closed Block Assets and Liabilities.................... $    340 $    355
                                                                                                      ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                                                         2011    2010    2009
                                                                        ------  ------  ------
                                                                             (IN MILLIONS)
REVENUES:
Premiums and other income.............................................. $  354  $  365  $  382
Investment income (loss) (net of investment expenses of $0, $0 and $1).    438     468     482
Investment gains (losses), net:
 Total Other-than-temporary impairment losses..........................    (12)    (31)    (10)
 Portion of loss recognized in other comprehensive income (loss).......     --       1      --
                                                                        ------  ------  ------
   Net impairment losses recognized....................................    (12)    (30)    (10)
 Other investment gains (losses), net..................................      2       7      --
                                                                        ------  ------  ------
   Total investment gains (losses), net................................    (10)    (23)    (10)
                                                                        ------  ------  ------
Total revenues.........................................................    782     810     854
                                                                        ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends..................................    757     776     812
Other operating costs and expenses.....................................      2       2       2
                                                                        ------  ------  ------
Total benefits and other deductions....................................    759     778     814
                                                                        ------  ------  ------

Net revenues, before income taxes......................................     23      32      40
Income tax (expense) benefit...........................................     (8)    (11)    (14)
                                                                        ------  ------  ------
Net Revenues........................................................... $   15  $   21  $   26
                                                                        ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                      DECEMBER 31,
                                      -------------
                                       2011   2010
                                      ------ ------
                                      (IN MILLIONS)
Balances, beginning of year.......... $  119 $   --
Unrealized investment gains (losses).    141    119
                                      ------ ------
Balances, End of year................ $  260 $  119
                                      ====== ======

   Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                  2011   2010
                                                                 -----  -----
                                                                 (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances.... $  61  $  62
Impaired mortgage loans without investment valuation allowances.     2      3
                                                                 -----  -----
Recorded investment in impaired mortgage loans..................    63     65
Investment valuation allowances.................................    (9)    (7)
                                                                 -----  -----
Net Impaired Mortgage Loans..................................... $  54  $  58
                                                                 =====  =====

   During 2011, 2010 and 2009, AXA Equitable's Closed Block's average recorded investment in impaired mortgage loans were $63 million, $13 million and $0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3 million, $1 million and $0 million for 2011, 2010 and 2009, respectively.

   Valuation allowances on mortgage loans at December 31, 2011 and 2010 were $9 million and $7 million, respectively.

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                                --------------
                                                 2011    2010
                                                ------  ------
                                                 (IN MILLIONS)

Balance, beginning of year..................... $  772  $  795
Contractholder bonus interest credits deferred.     34      39
Amortization charged to income.................    (88)    (62)
                                                ------  ------
Balance, End of Year........................... $  718  $  772
                                                ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities are measured at fair value on a recurring basis and are summarized below:

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2011

                                           LEVEL 1    LEVEL 2   LEVEL 3      TOTAL
                                          ---------  --------- ---------  ----------
                                                         (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7  $  22,698 $     432  $   23,137
   U.S. Treasury, government and agency..        --      3,948        --       3,948
   States and political subdivisions.....        --        487        53         540
   Foreign governments...................        --        503        22         525
   Commercial mortgage-backed............        --         --       902         902
   Residential mortgage-backed/ (1)/.....        --      1,632        14       1,646
   Asset-backed/ (2)/....................        --         92       172         264
   Redeemable preferred stock............       203        813        14       1,030
                                          ---------  --------- ---------  ----------
     Subtotal............................       210     30,173     1,609      31,992
                                          ---------  --------- ---------  ----------
 Other equity investments................        66         --        77         143
 Trading securities......................       457        525        --         982
 Other invested assets:
   Short-term investments................        --        132        --         132
   Swaps.................................        --        177        (2)        175
   Futures...............................        (2)        --        --          (2)
   Options...............................        --          7        --           7
   Floors................................        --        327        --         327
   Swaptions.............................        --      1,029        --       1,029
                                          ---------  --------- ---------  ----------
     Subtotal............................        (2)     1,672        (2)      1,668
                                          ---------  --------- ---------  ----------
Cash equivalents.........................     2,475         --        --       2,475
Segregated securities....................        --      1,280        --       1,280
GMIB reinsurance contracts...............        --         --    10,547      10,547
Separate Accounts' assets................    83,672      2,532       215      86,419
                                          ---------  --------- ---------  ----------
   Total Assets.......................... $  86,878  $  36,182 $  12,446  $  135,506
                                          =========  ========= =========  ==========

LIABILITIES
GWBL and other features' liability.......        --         --       227         227
                                          ---------  --------- ---------  ----------
   Total Liabilities..................... $      --  $      -- $     227  $      227
                                          =========  ========= =========  ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2010

                                           Level 1   Level 2  Level 3    Total
                                          --------- --------- -------- ----------
                                                       (In Millions)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $       7 $  21,405 $    320 $   21,732
   U.S. Treasury, government and agency..        --     1,916       --      1,916
   States and political subdivisions.....        --       462       49        511
   Foreign governments...................        --       539       21        560
   Commercial mortgage-backed............        --        --    1,103      1,103
   Residential mortgage-backed/ (1)/.....        --     1,668       --      1,668
   Asset-backed/ (2)/....................        --        98      148        246
   Redeemable preferred stock............       207     1,112        2      1,321
                                          --------- --------- -------- ----------
     Subtotal............................       214    27,200    1,643     29,057
                                          --------- --------- -------- ----------
 Other equity investments................        77        24       73        174
 Trading securities......................       425        81       --        506
 Other invested assets:
   Short-term investments................        --       148       --        148
   Swaps.................................        --        40       --         40
   Options...............................        --         4       --          4
   Floors................................        --       326       --        326
   Swaptions.............................        --       171       --        171
                                          --------- --------- -------- ----------
     Subtotal............................        --       689       --        689
                                          --------- --------- -------- ----------
Cash equivalents.........................     1,693        --       --      1,693
Segregated securities....................        --     1,110       --      1,110
GMIB reinsurance contracts...............        --        --    4,606      4,606
Separate Accounts' assets................    89,647     2,160      207     92,014
                                          --------- --------- -------- ----------
   Total Assets.......................... $  92,056 $  31,264 $  6,529 $  129,849
                                          ========= ========= ======== ==========

LIABILITIES
GWBL and other features' liability....... $      -- $      -- $     38 $       38
                                          --------- --------- -------- ----------
   Total Liabilities..................... $      -- $      -- $     38 $       38
                                          ========= ========= ======== ==========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $51 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $171 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2011. In 2011, the trading restriction period for one of the Company's public securities lapsed, and as a result, $24 million was transferred from a Level 2 classification to a Level 1 classification.

   In 2010, AFS fixed maturities with fair values of $204 million and $56 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $66 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2.0% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                              STATE AND
                                                              POLITICAL           COMMERCIAL   RESIDENTIAL
                                                                SUB-     FOREIGN  MORTGAGE-     MORTGAGE-    ASSET-
                                                  CORPORATE   DIVISIONS   GOVTS     BACKED       BACKED      BACKED
                                                 ----------  ----------  -------  ----------  ------------  --------
                                                                            (IN MILLIONS)

BALANCE, JANUARY 1, 2011........................ $      320  $       49  $    21  $    1,103  $         --  $    148
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          1          --       --           2            --        --
     Investment gains (losses), net.............         --          --       --         (30)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $        1  $       --  $    --  $      (28) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Other comprehensive income
         (loss).................................         (2)          5       (1)        (34)           (1)        2
Purchases.......................................        117          --        1          --            --        21
Issuances.......................................         --          --       --          --            --        --
Sales...........................................        (52)         (2)      --        (139)           (5)      (33)
Settlements.....................................         --          --       --          --            --        --
Transfers into Level 3/ (2)/....................        100           1        1          --            20        33
Transfers out of Level 3/ (2)/..................        (52)         --       --          --            --        --
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2011/ (1)/................ $      432  $       53  $    22  $      902  $         14  $    172
                                                 ==========  ==========  =======  ==========  ============  ========

BALANCE, JANUARY 1, 2010........................ $      466  $       47  $    21  $    1,490  $         --  $    217
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)...............          4          --       --           2            --        --
     Investment gains (losses), net.............          6          --       --        (271)           --         1
                                                 ----------  ----------  -------  ----------  ------------  --------
       Subtotal................................. $       10  $       --  $    --  $     (269) $         --  $      1
                                                 ----------  ----------  -------  ----------  ------------  --------
   Other comprehensive income (loss)............          3           3       --         119            --        14
 Purchases/issuances............................         22          --       --          --            --        --
 Sales/settlements..............................        (88)         (1)      --        (237)           --       (40)
 Transfers into/out of Level 3/ (2)/............        (93)         --       --          --            --       (44)
                                                 ----------  ----------  -------  ----------  ------------  --------
BALANCE, DECEMBER 31, 2010/ (1)/................ $      320  $       49  $    21  $    1,103  $         --  $    148
                                                 ==========  ==========  =======  ==========  ============  ========

 /(1)/There were no U.S. Treasury, government and agency securities classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                    REDEEM-                                                          GWBL
                                                     ABLE           OTHER         OTHER       GMIB      SEPARATE   AND OTHER
                                                   PREFERRED        EQUITY       INVESTED  REINSURANCE  ACCOUNTS   FEATURES
                                                     STOCK    INVESTMENTS/ (1)/   ASSETS      ASSET      ASSETS    LIABILITY
                                                  ----------  -----------------  --------  ----------- ---------  ----------
                                                                                 (IN MILLIONS)

BALANCE, JANUARY 1, 2011                          $        2  $              73  $     --  $     4,606 $     207  $       38
 Total gains (losses), realized and unrealized,
   included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        (2)          --        --          --
     Investment gains (losses), net..............         --                  1        --           --        --          --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        5,737        17          --
     Policyholders' benefits.....................         --                 --        --           --        --         170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $       --  $               1  $     (2) $     5,737 $      17  $      170
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         (1)                 6        --           --        --          --
Purchases........................................         --                  2        --          204         4          19
Issuances........................................         --                 --        --           --        --          --
Sales............................................         (2)                (5)       --           --       (11)         --
Settlements......................................         --                 --        --           --        (2)         --
Transfers into Level 3/ (2)/.....................         15                 --        --           --        --          --
Transfers out of Level 3/ (2)/...................         --                 --        --           --        --          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------

BALANCE, DECEMBER 31, 2011....................... $       14  $              77  $     (2) $    10,547 $     215  $      227
                                                  ==========  =================  ========  =========== =========  ==========

BALANCE, JANUARY 1, 2010......................... $       12  $               2  $    300  $     2,256 $     230  $       55
 Total gains (losses), realized and
   unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)................         --                 --        --           --        --          --
     Investment gains (losses), net..............          4                 --        --           --       (22)         --
     Increase (decrease) in the fair value of
       reinsurance contracts.....................         --                 --        --        2,150        --          --
     Policyholders' benefits.....................         --                 --        --           --        --         (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
       Subtotal.................................. $        4  $              --  $     --  $     2,150 $     (22) $      (34)
                                                  ----------  -----------------  --------  ----------- ---------  ----------
   Other comprehensive income (loss).............         --                 --        --           --        --          --
 Purchases/issuances.............................         --                 60        --          200         2          17
 Sales/settlements...............................        (14)                (1)       --           --        (8)         --
 Transfers into/out of Level 3/ (2)/.............         --                 12      (300)          --         5          --
                                                  ----------  -----------------  --------  ----------- ---------  ----------
BALANCE, DECEMBER 31, 2010....................... $        2  $              73  $     --  $     4,606 $     207  $       38
                                                  ==========  =================  ========  =========== =========  ==========

 /(1)/Includes Trading securities' Level 3 amount.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets and liabilities still held at December 31, 2011 and 2010, respectively:

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF           POLICY-
                                                     INCOME   (LOSSES),     REINSURANCE            HOLDERS'
                                                     (LOSS)      NET         CONTRACTS       OCI   BENEFITS
                                                   ---------- ---------- ----------------- ------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $    1  $    --
     State and political subdivisions.............         --        --               --        5       --
     Foreign governments..........................         --        --               --       (1)      --
     Commercial mortgage-backed...................         --        --               --      (40)      --
     Asset-backed.................................         --        --               --        2       --
     Other fixed maturities, available-for-sale...         --        --               --       (2)      --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  (35) $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            5,941       --       --
   Separate Accounts' assets......................         --        18               --       --       --
   GWBL and other features' liability.............         --        --               --       --     (189)
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $      18   $        5,941   $  (35) $  (189)
                                                   ========== =========   ==============   ======  =======
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010:/ (1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................... $       -- $      --   $           --   $   10  $    --
     State and political subdivisions.............         --        --               --        2       --
     Foreign governments..........................         --        --               --        1       --
     Commercial mortgage-backed...................         --        --               --       92       --
     Asset-backed.................................         --        --               --       13       --
     Other fixed maturities, available-for-sale...         --        --               --       --       --
                                                   ---------- ---------   --------------   ------  -------
       Subtotal................................... $       -- $      --   $           --   $  118  $    --
                                                   ---------- ---------   --------------   ------  -------
     Equity securities, available-for-sale........         --        --               --       --       --
   Other invested assets..........................         --        --               --       --       --
   GMIB reinsurance contracts.....................         --        --            2,350       --       --
   Separate Accounts' assets......................         --       (21)              --       --       --
   GWBL and other features' liability.............         --        --               --       --       17
                                                   ---------- ---------   --------------   ------  -------
       Total...................................... $       -- $     (21)  $        2,350   $  118  $    17
                                                   ========== =========   ==============   ======  =======

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents or Segregated securities at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 5, 12 and 14 are presented in the table below.

                                                 DECEMBER 31,
                                      -----------------------------------
                                            2011              2010
                                      ----------------- -----------------
                                      CARRYING  FAIR    Carrying  Fair
                                       VALUE    VALUE    Value    Value
                                      -------- -------- -------- --------
                                                 (IN MILLIONS)
Consolidated:
 Mortgage loans on real estate....... $  4,281 $  4,432 $  3,571 $  3,669
 Other limited partnership interests.    1,582    1,582    1,451    1,451
 Policyholders liabilities:
   Investment contracts..............    2,549    2,713    2,609    2,679
 Long-term debt......................      200      220      200      228
 Loans to affiliates.................    1,041    1,097    1,045    1,101
Closed Blocks:
 Mortgage loans on real estate....... $  1,205 $  1,254 $    981 $  1,015
 Other equity investments............        1        1        1        1
 SCNILC liability....................        6        6        7        7

8) GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts--GMDB, GMIB and GWBL

   The Company has certain variable annuity contracts with GMDB, GMIB and GWBL features in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

    . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                GMDB      GMIB      TOTAL
                              --------  --------  --------
                                      (IN MILLIONS)
Balance at January 1, 2009... $    981  $  1,980  $  2,961
 Paid guarantee benefits.....     (249)      (58)     (307)
 Other changes in reserve....      355      (364)       (9)
                              --------  --------  --------
Balance at December 31, 2009.    1,087     1,558     2,645
 Paid guarantee benefits.....     (208)      (45)     (253)
 Other changes in reserve....      386       798     1,184
                              --------  --------  --------
Balance at December 31, 2010.    1,265     2,311     3,576
 Paid guarantee benefits.....     (203)      (47)     (250)
 Other changes in reserve....      531     1,866     2,397
                              --------  --------  --------
Balance at December 31, 2011. $  1,593  $  4,130  $  5,723
                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $      327
 Paid guarantee benefits.....         (86)
 Other changes in reserve....         164
                               ----------
Balance at December 31, 2009.         405
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         209
                               ----------
Balance at December 31, 2010.         533
 Paid guarantee benefits.....         (81)
 Other changes in reserve....         264
                               ----------
Balance at December 31, 2011.  $      716
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                  RETURN OF
                                                   PREMIUM    RATCHET   ROLL-UP    COMBO      TOTAL
                                                  ---------  --------  --------  ---------  ---------
                                                                 (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account............................... $  12,194  $    218  $    119  $     459  $  12,990
   Separate Accounts............................. $  27,460  $  6,878  $  3,699  $  32,157  $  70,194
 Net amount at risk, gross....................... $   1,642  $  1,400  $  2,944  $  14,305  $  20,291
 Net amount at risk, net of amounts reinsured.... $   1,642  $    879  $  2,003  $   5,964  $  10,488
 Average attained age of contractholders.........      49.2      63.3      68.7       63.9       53.3
 Percentage of contractholders over age 70.......       2.8%     27.6%     47.2%      28.5%      10.4%
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
 Account values invested in:
   General Account...............................       N/A       N/A  $     26  $     583  $     609
   Separate Accounts.............................       N/A       N/A  $  2,479  $  43,408  $  45,887
 Net amount at risk, gross.......................       N/A       N/A  $  2,039  $   9,186  $  11,225
 Net amount at risk, net of amounts reinsured....       N/A       N/A  $    603  $   2,520  $   3,123
 Weighted average years remaining until
   annuitization.................................       N/A       N/A       0.4        5.3        4.9
 Range of contractually specified interest rates.       N/A       N/A    3% - 6%  3% - 6.5%  3% - 6.5%

   The GWBL and other guaranteed benefits related liability, not included above, was $227 million and $38 million at December 31, 2011 and 2010, respectively, which is accounted for as embedded derivatives. This liability reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                 DECEMBER 31,
              -------------------
                2011      2010
              --------- ---------
                 (IN MILLIONS)
GMDB:
Equity....... $  46,207 $  48,904
Fixed income.     3,810     3,980
Balanced.....    19,525    22,230
Other........       652       713
              --------- ---------
Total........ $  70,194 $  75,827
              ========= =========
GMIB:
Equity....... $  29,819 $  31,837
Fixed income.     2,344     2,456
Balanced.....    13,379    15,629
Other........       345       370
              --------- ---------
Total........ $  45,887 $  50,292
              ========= =========

   C) Hedging Programs for GMDB, GMIB and GWBL Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2011, the total account value and net amount at risk of the hedged variable annuity contracts were $36,090 million and $8,246 million, respectively, with the GMDB feature and $19,527 million and $2,545 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies--No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                               REINSURANCE
                              DIRECT LIABILITY    CEDED       NET
                              ---------------- -----------  -------
                                          (IN MILLIONS)
Balance at January 1, 2009...   $        203   $      (153) $    50
 Other changes in reserves...             52           (21)      31
                                ------------   -----------  -------
Balance at December 31, 2009.            255          (174)      81
 Other changes in reserves...            120           (57)      63
                                ------------   -----------  -------
Balance at December 31, 2010.            375          (231)     144
 Other changes in reserves...             95           (31)      64
                                ------------   -----------  -------
Balance at December 31, 2011.   $        470   $      (262) $   208
                                ============   ===========  =======

9) REINSURANCE AGREEMENTS

   The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Insurance Group reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2011, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.1% and 43.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 22.9% and 49.3%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $10,547 million and $4,606 million, respectively. The increases (decreases) in estimated fair value were $5,941 million, $2,350 million and $(2,566) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,383 million and $2,332 million, of which $1,959 million and $1,913 million related to two specific reinsurers, which are rated A/A- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2011 and 2010, affiliated reinsurance recoverables related to insurance contracts amounted to $1,159 million and $920 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $73 million and $74 million are included in other liabilities in the consolidated balance sheets at December 31, 2011 and 2010, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $177 million and $195 million at December 31, 2011 and 2010, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2011 and 2010 were $703 million and $685 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                                      2011     2010     2009
                                                                    -------  -------  -------
                                                                          (IN MILLIONS)
Direct premiums.................................................... $   908  $   903  $   838
Reinsurance assumed................................................     210      213      202
Reinsurance ceded..................................................    (585)    (586)    (609)
                                                                    -------  -------  -------
Premiums........................................................... $   533  $   530  $   431
                                                                    =======  =======  =======
Universal Life and Investment-type Product Policy Fee Income Ceded. $   221  $   210  $   197
                                                                    =======  =======  =======
Policyholders' Benefits Ceded...................................... $   510  $   536  $   485
                                                                    =======  =======  =======
Interest Credited to Policyholders' Account Balances Ceded......... $    --  $    --  $    --
                                                                    =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92 million and $90 million at December 31, 2011 and 2010, respectively. At December 31, 2011 and 2010, respectively, $1,684 million and $1,622 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                           2011  2010  2009
                                           ----- ----- -----
                                             (IN MILLIONS)
Incurred benefits related to current year. $  24 $  30 $  38
Incurred benefits related to prior years..    18    10     6
                                           ----- ----- -----
Total Incurred Benefits................... $  42 $  40 $  44
                                           ===== ===== =====
Benefits paid related to current year..... $  15 $  12 $  13
Benefits paid related to prior years......    24    30    34
                                           ----- ----- -----
Total Benefits Paid....................... $  39 $  42 $  47
                                           ===== ===== =====

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                                                           DECEMBER 31,
                                                                           -------------
                                                                            2011   2010
                                                                           ------ ------
                                                                           (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with interest rates of 0.2% and 0.3%). $  445 $  225
                                                                           ------ ------
Total short-term debt.....................................................    445    225
                                                                           ------ ------

Long-term debt:
AXA Equitable:
Surplus Notes, 7.7%, due 2015                                                 200    200
                                                                           ------ ------
Total long-term debt......................................................    200    200
                                                                           ------ ------

Total Short-term and Long-term Debt....................................... $  645 $  425
                                                                           ====== ======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($11 million, as of December 31, 2011). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2011, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "2010 AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The 2010 AB Credit Facility replaced AllianceBernstein's existing $1,950 million of committed credit lines (comprised of two separate lines -a $1,000 million committed, unsecured revolving credit facility in the name of AllianceBernstein, which had a scheduled expiration date of February 17, 2011, and SCB LLC's $950 million committed, unsecured revolving credit facility, which had a scheduled expiration date of January 25, 2011), both of which were terminated upon the effectiveness of the 2010 AB Credit Facility. AllianceBernstein has agreed to guarantee the obligations of SCB LLC under the 2010 AB Credit Facility.

   The 2010 AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the 2010 AB Credit Facility and management expects to draw on the 2010 AB Credit Facility from time to time.

   The 2010 AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The 2010 AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the 2010 AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The 2010 AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the 2010 AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the 2010 AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the 2010 AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the 2010 AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2011 and 2010, AllianceBernstein had no amounts outstanding under the 2010 AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit us to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2011, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued $650 million in 5.4% Senior Unsecured Notes to AXA Equitable. These notes pay interest semi-annually and were scheduled to mature on September 30, 2012. In March 2011, the maturity date of these notes was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In November 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   In December 2008, AXA Financial purchased a $500 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

   Other Transactions

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $14 million, $59 million and $56 million, respectively, for 2011, 2010 and 2009.

   In 2011, 2010 and 2009, respectively, the Company paid AXA Distribution and its subsidiaries $641 million, $647 million and $634 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $413 million, $428 million and $402 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA Bermuda a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Bermuda also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Bermuda provide important capital management benefits to AXA Equitable. At December 31, 2011 and 2010, the Company's GMIB reinsurance asset with AXA Bermuda had carrying values of $8,129 million and $3,384 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2011, 2010 and 2009 related to the UL and no lapse guarantee riders totaled approximately $484 million, $477 million and $494 million, respectively. Ceded claims paid in 2011, 2010 and 2009 were $31 million, $39 million and $37 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis. Premiums earned in 2011, 2010 and 2009 under this arrangement totaled approximately $1 million, $0 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $0 million, $0 million and $1 million, respectively.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable. Premiums earned in 2011, 2010 and 2009 totaled approximately $9 million, $9 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $1 million and $1 million, respectively.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums earned in 2011, 2010 and 2009 from AXA Equitable Life and Annuity Company totaled approximately $8 million, $7 million and $8 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $4 million, $4 million and $5 million, respectively. Premiums earned in 2011, 2010 and 2009 from U.S. Financial Life Insurance Company ("USFL") totaled approximately $5 million, $5 million and $5 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $8 million, $10 million and $4 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152 million, $160 million and $152 million in 2011, 2010 and 2009, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $22 million, $51 million and $50 million in 2011, 2010 and 2009, respectively. The net receivable related to these contracts was approximately $15 million and $9 million at December 31, 2011 and 2010, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                             2011   2010   2009
                                            ------ ------ ------
                                               (IN MILLIONS)
Investment advisory and services fees...... $  865 $  809 $  644
Distribution revenues......................    352    339    277
Other revenues--shareholder servicing fees.     92     93     90
Other revenues--other......................      6      5      7
Institutional research services............     --     --      1

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit plan covering its eligible employees (including certain part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. The Company also sponsors non-qualified defined benefit plans and post-retirement plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2011, cash contributions by AXA Equitable and AllianceBernstein to their respective qualified pension plans were $665 million and $7 million. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2011, no minimum contribution is required to be made in 2012 under ERISA, as amended by the Pension Protection Act of 2006 (the "Pension Act"), but management is currently evaluating if it will make contributions during 2012. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2012.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                2011    2010    2009
                               ------  ------  ------
                                    (IN MILLIONS)
Service cost.................. $   41  $   37  $   38
Interest cost.................    122     129     136
Expected return on assets.....   (120)   (115)   (126)
Net amortization..............    145     125      95
Plan amendments and additions.     --      13       2
                               ------  ------  ------
Net Periodic Pension Expense.. $  188  $  189  $  145
                               ======  ======  ======

   Changes in the Projected Benefit Obligation ("PBO") of the Company's qualified plans were comprised of:

                                                    DECEMBER 31,
                                                 ------------------
                                                   2011      2010
                                                 --------  --------
                                                    (IN MILLIONS)
Projected benefit obligation, beginning of year. $  2,424  $  2,241
Service cost....................................       30        30
Interest cost...................................      122       129
Actuarial (gains) losses........................      229       171
Benefits paid...................................     (179)     (170)
Plan amendments and additions...................       --        23
                                                 --------  --------
Projected Benefit Obligation, End of Year....... $  2,626  $  2,424
                                                 ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                         DECEMBER 31,
                                                      ------------------
                                                        2011      2010
                                                      --------  --------
                                                         (IN MILLIONS)
Pension plan assets at fair value, beginning of year. $  1,529  $  1,406
Actual return on plan assets.........................       77       106
Contributions........................................      672       202
Benefits paid and fees...............................     (185)     (185)
                                                      --------  --------
Pension plan assets at fair value, end of year.......    2,093     1,529
PBO..................................................    2,626     2,424
                                                      --------  --------
Excess of PBO Over Pension Plan Assets............... $   (533) $   (895)
                                                      ========  ========

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $533 million and $895 million at December 31, 2011 and 2010, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,626 million and $2,093 million, respectively, at December 31, 2011 and $2,424 million and $1,529 million, respectively, at December 31, 2010. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,593 million and $2,093 million, respectively, at December 31, 2011 and $2,391 million and $1,529 million, respectively, at December 31, 2010. The accumulated benefit obligation for all defined benefit pension plans was $2,593 million and $2,391 million at December 31, 2011 and 2010, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2011 and 2010 that have not yet been recognized as components of net periodic pension cost:

                                            DECEMBER 31,
                                          -----------------
                                            2011     2010
                                          -------- --------
                                            (IN MILLIONS)
Unrecognized net actuarial (gain) loss... $  1,679 $  1,554
Unrecognized prior service cost (credit).        7        8
                                          -------- --------
 Total................................... $  1,686 $  1,562
                                          ======== ========

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $161 million and $1 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2011 and 2010:

                                   DECEMBER 31,
                                 ----------------
                                   2011     2010
                                 -------  -------
                                   (IN MILLIONS)
Fixed Maturities................    52.4%    48.5%
Equity Securities...............    36.3     37.0
Equity real estate..............     9.3     11.8
Cash and short-term investments.     2.0      2.7
                                 -------  -------
 Total..........................   100.0%   100.0%
                                 =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2011, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2011, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to lessen downside equity risk. These hedging programs were initiated during fourth quarter 2008 and currently utilize derivative instruments, principally exchange-traded options contracts that are managed in an effort to reduce the economic impact of unfavorable changes in the equity markets.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2011 and 2010, respectively.

                                       LEVEL 1 LEVEL 2  LEVEL 3  TOTAL
DECEMBER 31, 2011:                     ------- -------- ------- --------
                                                 (IN MILLIONS)
ASSET CATEGORIES
Fixed Maturities:
 Corporate............................ $   --  $    797 $   --  $    797
 U.S. Treasury, government and agency.     --       275     --       275
 States and political subdivisions....     --        11     --        11
 Other structured debt................     --        --      6         6
Common and preferred equity...........    712         2     --       714
Mutual funds..........................     33        --     --        33
Private real estate investment funds..     --        --      4         4
Private real estate investment trusts.     --        29    183       212
Cash and cash equivalents.............      1         1     --         2
Short-term investments................      7        32     --        39
                                       ------  -------- ------  --------
 Total................................ $  753  $  1,147 $  193  $  2,093
                                       ======  ======== ======  ========

                                       Level 1 Level 2  Level 3  Total
December 31, 2010:                     ------- -------- ------- --------
                                                 (In Millions)
Asset Categories
Fixed Maturities:
 Corporate............................ $   --  $    564 $   --  $    564
 U.S. Treasury, government and agency.     --       148     --       148
 States and political subdivisions....     --         9     --         9
 Other structured debt................     --        --      6         6
Common and preferred equity...........    410         2     --       412
Mutual funds..........................    115        --     --       115
Derivatives, net......................      1         6     --         7
Private real estate investment funds..     --        --     13        13
Private investment trusts.............     --        51    163       214
Cash and cash equivalents.............      6         2     --         8
Short-term investments................      2        31     --        33
                                       ------  -------- ------  --------
 Total................................ $  534  $    813 $  182  $  1,529
                                       ======  ======== ======  ========

   At December 31, 2011, assets classified as Level 1, Level 2, and Level 3 comprise approximately 36.0%, 54.8% and 9.2%, respectively, of qualified pension plan assets. At December 31, 2010, assets classified as Level 1, Level 2 and Level 3 comprised approximately 34.9%, 53.2% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $183 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2011 and 2010, respectively.

                                                                        PRIVATE
                                                                      REAL ESTATE  PRIVATE
                                                          FIXED       INVESTMENT  INVESTMENT  COMMON
                                                     MATURITIES /(1)/    FUNDS      TRUSTS    EQUITY   TOTAL
                                                     ---------------  ----------- ---------- -------  ------
                                                                          (IN MILLIONS)
Balance at January 1, 2011..........................   $        6      $      13  $      163 $    --  $  182
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2011.           --              3          20      --      23
 Purchases/issues...................................           --             --          --       1       1
 Sales/settlements..................................           --            (12)         --      (1)    (13)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2011........................   $        6      $       4  $      183 $    --  $  193
                                                       ==========      =========  ========== =======  ======
Balance at January 1, 2010..........................   $        7      $      12  $      147 $     2  $  168
Actual return on plan assets:.......................
 Relating to assets still held at December 31, 2010.           (1)             1          16      --      16
 Purchases, sales, issues and settlements, net......           --             --          --      (2)     (2)
 Transfers into/out of Level 3......................           --             --          --      --      --
                                                       ----------      ---------  ---------- -------  ------
Balance at December 31, 2010........................   $        6      $      13  $      163 $    --  $  182
                                                       ==========      =========  ========== =======  ======

 /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligations at December 31, 2011 and 2010 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2011 and 2010.

                                                                           2011  2010
                                                                           ----  ----
Discount rates:
 Benefit obligation....................................................... 4.25% 5.25%
 Periodic cost............................................................ 5.25% 6.00%

Rates of compensation increase:
 Benefit obligation and periodic cost..................................... 6.00% 6.00%

Expected long-term rates of return on pension plan assets (periodic cost). 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $13 million, $14 million and $16 million for 2011, 2010 and 2009, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2012, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2011 and include benefits attributable to estimated future employee service.

                    PENSION
                   BENEFITS
                 -------------
                 (IN MILLIONS)

2012............    $  201
2013............       203
2014............       200
2015............       199
2016............       197
Years 2017-2021.       939

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, are expected to have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Many of the specifics associated with this new healthcare legislation remain unclear, and further guidance is expected to become available as clarifying regulations are issued to address how the law is to be implemented. Management, in consultation with its actuarial advisors in respect of the Company's health and welfare plans, has concluded that a reasonable and reliable estimate of the impact of the Health Acts on future benefit levels cannot be made as of December 31, 2011 due to the significant uncertainty and complexity of many aspects of the new law.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy does not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   Since December 31, 1999, AXA Financial, Inc. has legally assumed primary liability from AXA Equitable for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11. In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and financial professionals of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $416 million, $199 million and $78 million for share-based payment arrangements as further described herein.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan").

   Performance Units. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units was approximately $2 million.

   On March 20, 2011, approximately 830,650 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 163,866 restricted AXA ordinary shares for aggregate value of approximately $3 million. AXA ordinary shares were sourced from Treasury shares.

   On March 19, 2010, under the terms of the AXA Performance Unit Plan 2010, the AXA Board awarded approximately 1.6 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. The extent to which 2010-2011 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group were achieved determines the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. Half of the performance units earned during this two-year cumulative performance period will vest and be settled on each of the second and third anniversaries of the award date. The price used to value the performance units at each settlement date will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 16, 2012 and March 18, 2013, respectively. Participants may elect to receive AXA ordinary shares in lieu of cash for all or a portion of the performance units that vest on the third anniversary of the grant date. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of performance units of approximately $2 million and $8 million, respectively.

   On April 1, 2010, approximately 620,507 performance units earned under the AXA Performance Unit Plan 2008 were fully vested for total value of approximately $14 million. Distributions to participants were made on April 22, 2010, resulting in cash settlements of approximately 81.5% of these performance units for aggregate value of approximately $11 million and equity settlements of the remainder with approximately 114,757 AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares are subject to a non-transferability restriction for two years. These AXA ordinary shares were sourced from immediate exchange on a one-for-one basis of the 220,000 AXA ADRs for which AXA Financial Group paid $7 million in settlement on April 10, 2010 of a forward purchase contract entered into on June 16, 2008.

   On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Board awarded approximately 1.3 million unearned performance units to employees and financial professionals of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and the insurance related businesses of AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the stock having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 18, 2011. For 2011 and 2010, the Company recognized compensation expense (credit) of approximately $(2) million and $9 million in respect of the March 20, 2009 grant of performance units.

   For 2011, 2010 and 2009, the Company recognized compensation costs of $2 million, $16 million and $5 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2011 and 2010 was $24 million and $38 million, respectively. Approximately 3,473,323 outstanding performance units are at risk to achievement of 2011 performance criteria, primarily representing the grant of March 18, 2011 for which cumulative average 2011-2012 performance targets will determine the number of performance units earned and including one-half of the award granted on March 19, 2010.

   AllianceBernstein Long-term Incentive Compensation Plans. AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on

   December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In 2009, AllianceBernstein awarded 9.8 million restricted AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. The aggregate grant date fair values of these 2009 restricted Holding unit awards was approximately $257 million. As a result, the Company's economic ownership of AllianceBernstein decreased to 35.9%. In 2009, as a result of the issuance of these restricted Holding units, the Company's Capital in excess of par value decreased by $65 million, net of applicable taxes with corresponding increases in Noncontrolling interests of $65 million.

   AllianceBernstein engages in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program and for other corporate purposes and purchases Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards. During 2011 and 2010, AllianceBernstein purchased 13.5 million and 8.8 million Holding units for $221 million and $226 million respectively. These amounts reflect open-market purchases of 11.1 million and 7.4 million Holding units for $192 million and $195 million, respectively, with the remainder primarily relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election. AllianceBernstein intends to continue to engage in open-market purchases of Holding units to help fund anticipated obligations under its incentive compensation award program.

   AllianceBernstein granted 1.7 million restricted Holding units (not including 8.7 million restricted Holding units granted in January 2012 for
   2011) and 13.1 million restricted Holding unit awards to employees during 2011 and 2010, respectively. To fund these awards, AB Holding allocated previously repurchased Holding units that had been held in the consolidated rabbi trust. In 2010, Holding issued 3.2 million Holding units and AllianceBernstein used 9.9 million, previously repurchased Holding units held in the consolidated rabbi trust.

   The 2011 incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, the 8.7 million restricted Holding units for the December 2011 awards were issued from the consolidated rabbi trust in January 2012. There were approximately 13.6 million and 6.2 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2011 and January 31, 2012, respectively. The 2011 awards were not issued until January 2012, therefore the Company's ownership percentage was not impacted at December 31, 2011. The balance as of January 31, 2012 also reflects repurchases and other activity during January 2012. In 2011, the purchases and issuances of Holding units resulted in an increase of $54 million and a decrease of $19 million in Capital in excess of par value during 2011 and 2010, respectively, with a corresponding $54 million decrease and a $19 million increase in Noncontrolling interest.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the number of newly-issued Holding units with respect to which awards may be granted is 30.0 million. The 2010 Plan also permits AllianceBernstein to award an additional 30.0 million Holding units if they acquire the Holding units on the open market or through private purchases. As of December 31, 2011, AllianceBernstein granted 13.2 million Holding units net of forfeitures, under the 2010 Plan. As of December 31, 2011, 27.0 million newly issued Holding units and 19.8 million repurchased Holding units were available for grant.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, future deferred incentive compensation awards, including awards granted in 2011, will contain the same continued vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense will reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition will more closely match the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million), $164 million and $208 million for 2011, 2010 and 2009, respectively. The cost of the 2011 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   Option Plans. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 154,711 have a four-year cliff vesting term. In addition, approximately 390,988 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of approximately $2 million.

   On March 19, 2010, approximately 2.3 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 15.43 euros. Approximately 2.2 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.1 million have a four-year cliff vesting term. In addition, approximately 0.4 million of the total options awarded on March 19, 2010 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 19, 2010 have a ten-year term. The weighted average grant date fair value per option award was estimated at $3.54 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 36.5%, a weighted average expected term of 6.4 years, an expected dividend yield of 6.98% and a risk-free interest rate of 2.66%. The total fair value of these options (net of expected forfeitures) of approximately $8 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2011 and 2010, the Company recognized expenses associated with the March 19, 2010 grant of options of approximately $1 million and $3 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2011 follows:

                                                                           Options Outstanding
                                          -------------------------------------------------------------------------------
                                                                                                        AllianceBernstein
                                                 AXA Ordinary Shares            AXA ADRs/ (3)/            Holding Units
                                          ---------------------------       ---------------------- ----------------------
                                                             Weighted                     Weighted                  Weighted
                                             Number          Average           Number     Average     Number        Average
                                           Outstanding       Exercise        Outstanding  Exercise  Outstanding     Exercise
                                          (In Millions)       Price         (In Millions)  Price   (In Millions)     Price
                                          ------------- -------------       ------------- -------- ------------- --------
Options outstanding at January 1, 2011...        16.3   (Euro)  22.34              10.0   $  19.96        10.2   $  41.24
Options granted..........................         2.4   (Euro)  14.52                --   $     --         0.1   $  21.75
Options exercised........................          --   (Euro)     --              (0.6)  $  15.63        (0.1)  $  17.05
Options forfeited, net...................        (0.6)  (Euro)  21.59              (1.8)  $  27.24        (0.8)  $  55.66
Options expired..........................          --              --                --         --        (0.4)  $  50.59
                                            ---------                         ---------              ---------
Options Outstanding at December 31, 2011.        18.1   (Euro)  19.40               7.6   $  18.47         9.0   $  39.63
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)     --/ (2)/               $   1.70               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.74                              1.83                    6.4
                                            =========                         =========              =========
Options Exercisable at December 31, 2011.        10.9   (Euro)  25.35               7.6   $  18.48         3.3      36.65
                                            =========   =============         =========   ========   =========   ========
Aggregate Intrinsic Value /(1)/..........               (Euro)   --/ (2)/                 $    1.7               $     --/ (2)/
                                                        =============                     ========               ========
Weighted Average
Remaining
Contractual Term
(in years)...............................        4.59                              1.82                    5.6
                                            =========                         =========              =========

 /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2011 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
 /(3)/AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity.

   Cash proceeds received from employee and financial professional exercises of stock options in 2011 was $9 million. The intrinsic value related to employee and financial professional exercises of stock options during 2011, 2010 and 2009 were $3 million, $3 million and $8 million, respectively, resulting in amounts currently deductible for tax purposes of $1 million, $1 million and $3 million, respectively, for the periods then ended. In 2011, 2010 and 2009, windfall tax benefits of approximately $1 million, $1 million and $2 million, respectively, resulted from employee and financial professional exercises of stock option awards.

   At December 31, 2011, AXA Financial held 666,731 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of approximately $25.25 per share, of which approximately 549,298 were designated to fund future exercises of outstanding stock options and approximately 117,433 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2011, 2010 and 2009, respectively.

                                                         AXA Ordinary Shares       AllianceBernstein Holding Units
                                                      -------------------------  -----------------------------------
                                                        2011     2010     2009     2011       2010          2009
                                                      -------  -------  -------  -------  ------------  ------------
Dividend yield.......................................    7.00%    6.98%   10.69%    5.40%  7.2 - 8.2%    5.2 - 6.1%
Expected volatility..................................   33.90%    36.5%    57.5%   47.30% 46.2 - 46.6%  40.0 - 44.6%
Risk-free interest rates.............................    3.13%    2.66%    2.74%    1.90%  2.2 - 2.3%    1.6 - 2.1%
Expected life in years...............................     6.4      6.4      5.5      6.0       6.0        6.0 - 6.5
Weighted average fair value per option at grant date. $  2.49  $  3.54  $  2.57  $  5.98  $       6.18  $       3.52

   For 2011, 2010 and 2009, the Company recognized compensation costs for employee stock options of $26 million, $16 million, and $20 million, respectively. As of December 31, 2011, approximately $3 million of unrecognized compensation cost related to unvested employee and financial professional stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.6 years.

   Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2011, 2010 and 2009, respectively, the Company recognized compensation costs of $378 million, $149 million and $45 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2011, approximately 16 million restricted shares and Holding units remain unvested. At December 31, 2011, approximately $61 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 2.7 years.

   The following table summarizes unvested restricted stock activity for 2011.

                                              WEIGHTED
                                  SHARES OF   AVERAGE
                                  RESTRICTED GRANT DATE
                                    STOCK    FAIR VALUE
                                  ---------- ----------
Unvested as of January 1, 2011...   391,761   $  29.97
Granted..........................    16,665   $  14.01
Vested...........................   117,906   $  31.64
Forfeited........................    46,948         --
                                   --------
Unvested as of December 31, 2011.   243,572   $  30.22
                                   ========

   Restricted stock vested in 2011, 2010 and 2009 had aggregate vesting date fair values of approximately $2 million, $2 million and $2 million, respectively.

   Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The value of these tandem SARs/NSOs at December 31, 2009 was $1 million. In 2010, all remaining outstanding and unexercised tandem SARs/NSOs expired out-of-the-money. During 2010 and 2009, respectively, approximately 103,569 and 11,368 of these awards were exercised at an aggregate cash-settlement value of $357,961 and $77,723. The Company recorded compensation expense (credit) for these fully-vested awards of $(142,559) and $(474,610) for 2010 and 2009, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the then-outstanding and unexercised awards.

   SARs. For 2011, 2010 and 2009, respectively, 113,210, 24,101 and 129,722
   Stock Appreciation Rights ("SARs") were granted to certain financial professionals of AXA Financial subsidiaries, each with a 4-year cliff-vesting schedule. These 2011, 2010 and 2009 awards entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over prices ranging from 10.71- 14.96 Euros, 15.43 Euros and 10.00 Euros, respectively, as of the date of exercise. At December 31, 2011, 495,610 SARs were outstanding, having weighted average remaining contractual term of 6.4 years. The accrued value of SARs at December 31, 2011 and 2010 was $136,667 and $236,114, respectively, and recorded as liabilities in the consolidated balance sheets. For 2011, 2010 and 2009, the Company recorded compensation expense (credit) for SARs of $(87,759), $(865,661) and $731,835, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

   AXA Shareplan. In 2011, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2011. Eligible employees and financial professionals could reserve a share purchase during the reservation period from September 1, 2011 through September 16, 2011 and could cancel their reservation or elect to make a purchase for the first time during the retraction/subscription period from November 3, 2011 through November 7, 2011. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 27, 2011 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $11.83 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 13.60% formula discounted price of $12.77 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty two week period preceding the scheduled end date of AXA Shareplan 2011 which is July 1, 2016. All subscriptions became binding and irrevocable at November 7, 2011.

   The Company recognized compensation expense of $9 million in 2011, $17 million in 2010 and $7 million in 2009 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2011, 2010 and 2009 primarily invested under Investment Option B for the purchase of approximately 9 million, 8 million and 6 million AXA ordinary shares, respectively.

   AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Board granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, 2010 and 2009, respectively, the Company recognized compensation expense of approximately $1 million, $2 million and $2 million in respect of this grant of AXA Miles. On March 16, 2012, 50 free AXA ordinary shares will be granted to all AXA Group employees worldwide. These 50 shares will vest upon completion of a two or four year vesting period depending on applicable local regulations, and subject to fulfillment of certain conditions. Half of these 50 AXA Miles will be granted to each employee without being subject to any performance condition; the second half of the AXA Miles will be subject to fulfillment of a performance condition determined by AXA's Board of Directors.

   Stock Purchase Plans. On September 30, 2010, AXA Financial announced the rollout of a new stock purchase plan that offers eligible employees and financial professionals the opportunity to receive a 10% match on AXA ordinary share purchases. The first purchase date was November 11, 2010, after which purchases generally will be scheduled to occur at the end of each calendar quarter. The number of AXA ordinary shares reserved for purchase under the plan is 30,000,000. Compensation expense was not material for 2011 and 2010.

   AXA Financial's Deregistration. In 2010, AXA voluntarily delisted the AXA ADRs from the New York Stock Exchange and filed to deregister and terminate its reporting obligation with the SEC. AXA's deregistration became effective in second quarter 2010. Following these actions, AXA ADRs continue to trade in the over-the-counter markets in the U.S. and be exchangeable into AXA ordinary shares on a one-to-one basis while AXA ordinary shares continue to trade on the Euronext Paris, the primary and most liquid market for AXA shares. Consequently, current holders of AXA ADRs may continue to hold or trade those shares, subject to existing transfer restrictions, if any. The terms and conditions of AXA Financial's share-based compensation programs generally were not impacted by the delisting and deregistration except that AXA ordinary shares generally will be delivered to participants in lieu of AXA ADRs at exercise or maturity of outstanding awards and new offerings are based on AXA ordinary shares. In addition, due to U.S. securities law restrictions, certain blackouts on option exercise occur each year when updated financial information for AXA is not available. Contributions to the AXA Financial Qualified and Non-Qualified Stock Purchase Plans were suspended and contributions to the AXA Equitable 401(k) Plan -- AXA ADR Fund investment option were terminated coincident with AXA's delisting and deregistration. None of the modifications made to AXA Financial's share-based compensation programs as a result of AXA's delisting and deregistration resulted in recognition of additional compensation expense.

14)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                     2011      2010      2009
                                   --------  --------  --------
                                           (IN MILLIONS)
Fixed maturities.................. $  1,555  $  1,616  $  1,582
Mortgage loans on real estate.....      241       231       231
Equity real estate................       19        20         6
Other equity investments..........      116       111       (68)
Policy loans......................      229       234       238
Short-term investments............        5        11        21
Derivative investments............    2,374      (284)   (3,079)
Broker-dealer related receivables.       13        12        15
Trading securities................      (29)       49       137
Other investment income...........       37        36        14
                                   --------  --------  --------
 Gross investment income (loss)...    4,560     2,036      (903)
Investment expenses...............      (55)      (56)      (73)
Interest expense..................       (3)       (4)       (4)
                                   --------  --------  --------
Net Investment Income (Loss)...... $  4,502  $  1,976  $   (980)
                                   ========  ========  ========

   For 2011, 2010 and 2009, respectively, Net investment income (loss) from derivatives included $1,303 million, $(968) million and $(1,769) million of realized gains (losses) on contracts closed during those periods and $1,071 million, $684 million and $(1,310) million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                 2011    2010    2009
                                ------  ------  -----
                                    (IN MILLIONS)
Fixed maturities............... $  (29) $ (200) $  (2)
Mortgage loans on real estate..    (14)    (18)    --
Other equity investments.......     (4)     34     53
Other..........................     --      --      3
                                ------  ------  -----
Investment Gains (Losses), Net. $  (47) $ (184) $  54
                                ======  ======  =====

   There were no writedowns of mortgage loans on real estate and of equity real estate in 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $340 million, $840 million and $2,901 million. Gross gains of $6 million, $28 million and $320 million and gross losses of $9 million, $16 million and $128 million were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $907 million, $903 million and $2,353 million, respectively.

   For 2011, 2010 and 2009, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $10 million, $31 million and $40 million.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                                             2011     2010      2009
                                                                                            ------  -------  ---------
                                                                                                   (IN MILLIONS)
Balance attributable to AXA Equitable, beginning of year................................... $  379  $   (68) $  (1,271)
Changes in unrealized investment gains (losses) on investments.............................    907      835      2,494
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend
   obligation and other....................................................................   (131)     (68)        58
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................    (79)    (110)      (578)
 Deferred income tax (expense) benefit.....................................................   (199)    (217)      (705)
                                                                                            ------  -------  ---------
Total......................................................................................    757      372         (2)
Less: Changes in unrealized investment (gains) losses attributable to
  noncontrolling interest..................................................................     21        7        (66)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========
Balance, end of year comprises:
Unrealized investment gains (losses) on:
 Fixed maturities.......................................................................... $1,782  $   875  $      33
 Other equity investments..................................................................      2        2          9
                                                                                            ------  -------  ---------
 Total.....................................................................................  1,784      877         42
Impact of unrealized investment gains (losses) attributable to:
 Participating group annuity contracts, Closed Blocks policyholder dividend obligation and
   other...................................................................................   (270)    (139)       (71)
 Insurance liability loss recognition......................................................   (120)      --         --
 DAC.......................................................................................   (211)    (132)       (22)
 Deferred income tax (expense) benefit.....................................................   (418)    (219)        (2)
                                                                                            ------  -------  ---------
Total......................................................................................    765      387        (53)
Less: (Income) loss attributable to noncontrolling interest................................     13       (8)       (15)
                                                                                            ------  -------  ---------
Balance Attributable to AXA Equitable, End of Year......................................... $  778  $   379  $     (68)
                                                                                            ======  =======  =========

15)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                 2011     2010     2009
                               -------  -------  --------
                                     (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $    40  $   (34) $     81
 Deferred (expense) benefit...  (1,062)    (673)    1,191
                               -------  -------  --------
Total......................... $(1,022) $  (707) $  1,272
                               =======  =======  ========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2011      2010       2009
                                             ---------  --------  ---------
                                                      (IN MILLIONS)
Expected income tax (expense) benefit....... $  (1,167) $ (1,055) $   1,078
Noncontrolling interest.....................       (36)       66        105
Separate Accounts investment activity.......        83        53         72
Non-taxable investment income (loss)........         8        15         27
Adjustment of tax audit reserves............        (7)      (13)         7
State income taxes..........................         7        (5)       (12)
AllianceBernstein Federal and foreign taxes.       (13)       (3)        (6)
Tax settlement..............................        84        99         --
ACMC conversion.............................        --       135         --
Other.......................................        19         1          1
                                             ---------  --------  ---------
Income tax (expense) benefit................ $  (1,022) $   (707) $   1,272
                                             =========  ========  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million. The Company has appealed certain issues to the Appeals Office of the IRS.

   AXA Equitable recognized a tax benefit in 2010 of $99 million related to the settlement with the Appeals Office of the IRS of issues for the 1997-2003 tax years.

   Due to the conversion in 2010 of ACMC, from a corporation to a limited liability company, AXA Equitable recognized a tax benefit of $135 million primarily related to the release of state deferred taxes.

   On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. However, the Treasury 2011-2012 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling rather than regulations with respect to the calculation of the Separate Account DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                         DECEMBER 31, 2011  December 31, 2010
                                         ------------------ ------------------
                                         ASSETS LIABILITIES Assets Liabilities
                                         ------ ----------- ------ -----------
                                                     (IN MILLIONS)
  Compensation and related benefits..... $  248  $     --   $  229  $     --
  Reserves and reinsurance..............     --     3,060       --       977
  DAC...................................     --     1,279       --     2,610
  Unrealized investment gains or losses.     --       418       --       259
  Investments...........................     --     1,101       --       800
  Alternative minimum tax credits.......    242        --      241        --
  Other.................................     79        --      108        --
                                         ------  --------   ------  --------
  Total................................. $  569  $  5,858   $  578  $  4,646
                                         ======  ========   ======  ========

   The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $214 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $80 million would need to be provided if such earnings were remitted.

   At December 31, 2011, the total amount of unrecognized tax benefits was $550 million, of which $478 million would affect the effective rate and $72 million was temporary in nature. At December 31, 2010, the total amount of unrecognized tax benefits was $525 million, of which $510 million would affect the effective rate and $15 million was temporary in nature.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $97 million and $91 million, respectively. For 2011, 2010 and 2009, respectively, there were $14 million, $10 million and $4 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2011    2010    2009
                                             ------  ------  ------
                                                  (IN MILLIONS)
Balance at January 1,....................... $  434  $  577  $  477
Additions for tax positions of prior years..    337     168     155
Reductions for tax positions of prior years.   (235)   (266)    (50)
Additions for tax positions of current year.      1       1       1
Settlements with tax authorities............    (84)    (46)     (6)
                                             ------  ------  ------
Balance at December 31,..................... $  453  $  434  $  577
                                             ======  ======  ======

   In addition to the appeal of the 2004 and 2005 tax years to the Appeals Office of the IRS, it is expected that the examination of tax years 2006 and 2007 will begin during 2012. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of the IRS Appeals proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

16)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                                                     DECEMBER 31,
                                                                                             ---------------------------
                                                                                               2011     2010      2009
                                                                                             -------  -------  ---------
                                                                                                    (IN MILLIONS)
Unrealized gains (losses) on investments.................................................... $   765  $   387  $       9
Defined benefit pension plans...............................................................  (1,082)  (1,008)      (968)
Impact of implementing new accounting guidance, net of taxes................................      --       --        (62)
                                                                                             -------  -------  ---------
Total accumulated other comprehensive income (loss).........................................    (317)    (621)    (1,021)
                                                                                             -------  -------  ---------
Less: Accumulated other comprehensive (income) loss attributable to noncontrolling interest.      13       (8)       (15)
                                                                                             -------  -------  ---------
Accumulated Other Comprehensive Income (Loss) Attributable to AXA Equitable................. $  (304) $  (629) $  (1,036)
                                                                                             =======  =======  =========

   The components of OCI for the past three years follow:

                                                                                                2011    2010     2009
                                                                                               ------  ------  --------
                                                                                                     (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year........................................ $  879  $  646  $  2,558
 (Gains) losses reclassified into net earnings (loss) during the year.........................     28     189        (2)
                                                                                               ------  ------  --------
Net unrealized gains (losses) on investments..................................................    907     835     2,556
Adjustments for policyholders liabilities, DAC, deferred income taxes and insurance liability
  loss recognition............................................................................   (529)   (395)   (1,225)
                                                                                               ------  ------  --------
Change in unrealized gains (losses), net of adjustments.......................................    378     440     1,331
Change in defined benefit pension plans.......................................................    (74)    (40)       (3)
                                                                                               ------  ------  --------
Total other comprehensive income (loss), net of income taxes..................................    304     400     1,328
Less: Other comprehensive (income) loss attributable to noncontrolling interest...............     21       7       (66)
                                                                                               ------  ------  --------
Other Comprehensive Income (Loss) Attributable to AXA Equitable............................... $  325  $  407  $  1,262
                                                                                               ======  ======  ========

17)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2011, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2012, 2013 and 2014, $200 million for 2015 and $0 million thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2012 and the four successive years are $217 million, $226 million, $221 million, $218 million, $215 million and $1,738 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2012 and the four successive years is $13 million, $14 million, $14 million, $13 million, $14 million and $43 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2011, AXA Equitable recorded a $55 million pre-tax charge related to severance and lease costs. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                DECEMBER 31,
                            -------------------
                             2011   2010   2009
                            -----  -----  -----
                               (IN MILLIONS)
Balance, beginning of year. $  11  $  20  $  60
Additions..................    79     13     55
Cash payments..............   (43)   (17)   (88)
Other reductions...........    (3)    (5)    (7)
                            -----  -----  -----
Balance, End of Year....... $  44  $  11  $  20
                            =====  =====  =====

   During 2010, AllianceBernstein performed a comprehensive review of its real estate requirements in connection with its workforce reductions commencing in 2008. As a result, AllianceBernstein recorded a non-cash pre-tax charge of $102 million in 2010 that reflected the net present value of the difference between the amount of AllianceBernstein's ongoing contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space. AllianceBernstein recorded pre-tax real estate charges totaling $7 million in 2011.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2011, these arrangements include commitments by the Company to provide equity financing of $423 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2011. The Company had $137 million of commitments under existing mortgage loan agreements at December 31, 2011.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Bermuda, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Bermuda to the extent that AXA Bermuda holds assets in an irrevocable trust ($8,809 million at December 31, 2011) and/or letters of credit ($1,915 million at December 31, 2011). Under the reinsurance transactions, AXA Bermuda is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Bermuda fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Bermuda's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $40 million in a venture capital fund over a six-year period. In December 2011, AllianceBernstein sold 12.5% of its funded interest and commitment to an unaffiliated third party for $2 million. As of December 31, 2011, AllianceBernstein had funded $14 million, net of the sales proceeds, of its revised commitment of $35 million.

   Also during 2009, AllianceBernstein was selected by the U.S. Treasury Department as one of nine pre-qualified investment managers under the Public-Private Investment Program. As part of the program, each investment manager is required to invest a minimum of $20 million in the Public-Private Investment Fund they manage. As of December 31, 2011, AllianceBernstein funded $18 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest up to 2.5% of the capital of the Real Estate Fund up to a maximum of $50 million. As of December 31, 2011, AllianceBernstein had funded $4 million of this commitment.

18)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. Plaintiff seeks recovery of the alleged overpayments, or alternatively, rescission of the contracts and restitution of substantially all fees paid.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable also has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the NYSDFS to use data available on the U.S. Social Security Administration's Death Master File or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable has filed several reports with the NYSDFS related to its request. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, breach of fiduciary duties, mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, and its subsidiaries from time to time are involved in such proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

19)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $363 million during 2012. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2011, 2010 and 2009, respectively, the Insurance Group's statutory net income (loss) totaled $967 million, $(510) million and $1,783 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,845 million and $4,232 million at December 31, 2011 and 2010, respectively. In 2011 and 2010, respectively, AXA Equitable paid $379 million and $300 million in shareholder dividends; no dividends were paid in 2009.

   At December 31, 2011, AXA Equitable, in accordance with various government and state regulations, had $86 million of securities on deposit with such government or state agencies.

   In fourth quarter 2008, AXA Equitable issued two $500 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2012 will approximate $71 million.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP and
   (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

   The following tables reconcile the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                            2011      2010       2009
                                                                          --------  --------  ---------
                                                                                  (IN MILLIONS)
Net change in statutory surplus and capital stock........................ $    824  $    685  $     (39)
Change in AVR............................................................     (211)     (291)       289
                                                                          --------  --------  ---------
Net change in statutory surplus, capital stock and AVR...................      613       394        250
Adjustments:
 Future policy benefits and policyholders' account balances..............     (270)      (61)    (5,995)
 DAC.....................................................................   (3,650)      747        860
 Deferred income taxes...................................................     (996)   (1,006)     1,167
 Valuation of investments................................................       16       145       (659)
 Valuation of investment subsidiary......................................      590       366       (579)
 Increase (decrease) in the fair value of the reinsurance contract asset.    5,941     2,350     (2,566)
 Pension adjustment......................................................      111        56         17
 Premiums and benefits ceded to AXA Bermuda..............................     (156)   (1,099)     5,541
 Shareholder dividends paid..............................................      379       300         --
 Changes in non-admitted assets..........................................     (154)      (64)        29
 Other, net..............................................................      (10)      (55)       (33)
 U.S. GAAP adjustments for Wind-up Annuities.............................       --        --       (195)
                                                                          --------  --------  ---------
U.S. GAAP Net Earnings (Loss) Attributable to AXA Equitable.............. $  2,414  $  2,073  $  (2,163)
                                                                          ========  ========  =========

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                                2011       2010       2009
                                                             ---------  ---------  ---------
                                                                      (IN MILLIONS)
Statutory surplus and capital stock......................... $   4,625  $   3,801  $   3,116
AVR.........................................................       220        431        722
                                                             ---------  ---------  ---------
Statutory surplus, capital stock and AVR....................     4,845      4,232      3,838
Adjustments:
 Future policy benefits and policyholders' account balances.    (2,456)    (2,015)    (1,464)
 DAC........................................................     4,653      8,383      7,745
 Deferred income taxes......................................    (5,744)    (4,775)    (3,705)
 Valuation of investments...................................     2,266      1,658        673
 Valuation of investment subsidiary.........................       231       (657)    (1,019)
 Fair value of reinsurance contracts........................    10,547      4,606      2,256
 Deferred cost of insurance ceded to AXA Bermuda............     2,693      2,904      3,178
 Non-admitted assets........................................       510        761      1,036
 Issuance of surplus notes..................................    (1,525)    (1,525)    (1,525)
 Other, net.................................................      (459)      (521)      (152)
                                                             ---------  ---------  ---------
U.S. GAAP Total Equity Attributable to AXA Equitable........ $  15,561  $  13,051  $  10,861
                                                             =========  =========  =========

20)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                2011       2010      2009
                             ---------  ---------  --------
                                      (IN MILLIONS)
SEGMENT REVENUES:
Insurance................... $  15,140  $   8,511  $    337
Investment Management/ (1)/.     2,750      2,959     2,941
Consolidation/elimination...       (18)       (29)      (36)
                             ---------  ---------  --------
Total Revenues.............. $  17,872  $  11,441  $  3,242
                             =========  =========  ========

 /(1)/Intersegment investment advisory and other fees of approximately $56 million, $62 million and $56 million for 2011, 2010 and 2009, respectively, are included in total revenues of the Investment Management segment.

                                                                             2011      2010      2009
                                                                           --------  -------- ---------
                                                                                   (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING OPERATIONS, BEFORE INCOME TAXES:
Insurance................................................................. $  3,495  $  2,613 $  (3,665)
Investment Management/ (2)/...............................................     (164)      400       588
Consolidation/elimination.................................................        4         2        (2)
                                                                           --------  -------- ---------
Total Earnings (Loss) from Continuing Operations, before Income Taxes..... $  3,335  $  3,015 $  (3,079)
                                                                           ========  ======== =========

 /(2)/Net of interest expenses incurred on securities borrowed.

                                DECEMBER 31,
                           ----------------------
                              2011        2010
                           ----------  ----------
                                (IN MILLIONS)
SEGMENT ASSETS:
Insurance................. $  154,207  $  152,038
Investment Management.....     11,811      11,130
Consolidation/elimination.         (2)        (12)
                           ----------  ----------
Total Assets.............. $  166,016  $  163,156
                           ==========  ==========

   In accordance with SEC regulations, securities with a fair value of $1,240 million and $1,085 million have been segregated in a special reserve bank custody account at December 31, 2011 and 2010, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

21)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                   THREE MONTHS ENDED
                                                     ---------------------------------------------
                                                     MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                     --------  -------- ------------- ------------
                                                                     (IN MILLIONS)
2011
Total Revenues...................................... $  1,311  $  3,402 $      10,858 $      2,301
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $   (602) $    737 $       2,346 $        (67)
                                                     ========  ======== ============= ============

2010
Total Revenues...................................... $  2,133  $  5,387 $       5,115 $     (1,194)
                                                     ========  ======== ============= ============
Earnings (Loss) from Continuing Operations,
 Net of Income Taxes, Attributable to AXA Equitable. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============
Net Earnings (Loss), Attributable to AXA Equitable.. $    396  $  1,591 $       1,567 $     (1,481)
                                                     ========  ======== ============= ============

                                    PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account No. 45 and Separate Account No. 49 are included in the Statement of Additional Information.

         (b)    Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.     Not applicable.

         3.     (a)       Distribution Agreement, dated as of January 1, 1998
                          by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form
                          N-4 (File No. 333-64749) filed on August 5, 2011.

                (a)(i) First Amendment dated as of January 1, 2001 to the Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

                (a)(ii) Second Amendment dated as of January 1, 2012 to the Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC, filed herewith.

                (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement (File No. 333-05593) on April 19, 2001.

                (c) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, (File No. 333-05593), on April 19, 2001.

                (d) General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with Registration Statement (File No. 2-30070) on April 19, 2004, and incorporated herein by reference.

                (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, filed herewith.

                (d)(ii) Second Amendment dated as of January 1, 2004 to General Agent Sales Agreement dated January 1, 2000, between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries,filed herewith.

                (d)(iii) Third Amendment dated as of July 19, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File
                          No. 333-127445), filed on August 11, 2005.

                (d)(iv) Fourth Amendment dated as of November 1, 2004 to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File
                          No. 333-127445), filed on August 11, 2005.

                (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, filed herewith.

                (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, filed herewith.

                (d)(vii) Seventh Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

                (d)(viii) Eighth Amendment dated as of November 1, 2008, to
                          General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

                (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, filed herewith.

                (e) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on
                          April 20, 2005.

                (f) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

         4.     (a)       Form of group annuity contract no. 1050-94IC,
                          incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form N-4 (File
                          No. 33-83750), filed February 27, 1998.

                (b) Forms of group annuity certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                (c) Forms of data pages no. 94ICA/BIM (IRA) and (NQ), incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form N-4 (File
                          No. 33-83750), filed February 27, 1998.

                (d) Forms of data pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), incorporated herein by reference to Exhibit 4(f) to the Registration Statement on Form N-4 (File No. 33-83750), filed August 31, 1995.

                (e) Forms of data pages for Rollover IRA, IRA Assured Payment Option Plus and Accumulator, incorporated herein by reference to Exhibit 4(g) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

                (f) Forms of data pages for the Rollover IRA, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

                (g) Forms of data pages for Accumulator and Rollover IRA, previously filed with this Registration Statement
                          No. 333-05593 on October 9, 1996.

                (h) Forms of data pages for Accumulator-IRA and Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

                (i) Forms of data pages for Accumulator-IRA and Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

                (j) Form of endorsement No. 98ENJONQI to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

                (k) Form of endorsement No. 98Roth to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

                (l) Form of endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form N-4 (File
                          No. 33-83750), filed February 27, 1998.

                (m) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, incorporated herein by reference to Exhibit 4(c) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

                (n) Form of Guaranteed Minimum Income Benefit Endorsement to Contract Form No. 10-50-94IC and the Certificates under the Contract, incorporated herein by reference to Exhibit 4(h) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

                (o) Forms of data pages for the Accumulator, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

                (p) Form of Custodial Owned Roth IRA endorsement no. 98COROTH to Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

                (q) Form of Defined Benefit endorsement no. 98ENDBQPI to Contract No. 1050-94IC, incorporated herein by reference to Exhibit 4 (j) to the Registration Statement on Form N-4 (File No. 333-31131), filed May 1, 1998.

                (r) Form of Guaranteed Interest Account endorsement no. 98ENGIAII, and data pages 94ICA/B, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

                (s) Form of data pages for Equitable Accumulator TSA, previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

                (t) Form of Endorsement Applicable to TSA Certificates, previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

                (u) Form of data pages for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement, File No. 333-05593 on November 30, 1998.

                (v) Form of data pages (as revised), for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

                (w) Form of Endorsement No. 98 ENIRAI to Contract No. 1050-94IC and the Certificate under the Contract, previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

                (x)       Forms of data pages for Equitable Accumulator

                          Flexible Premium IRA and Flexible Premium Roth IRA, previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.

                (y) Form of data pages for Equitable Accumulator Contracts (NQ, QP and TSA), previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.

                (z) Form of data pages for the new version of Equitable Accumulator previously filed with this Registration Statement, File No. 333-05593 on Form N-4 on November 23, 1999.

                (a)(a) Form of Endorsement (Form No. 2000 ENIRAI-IM) to be used with IRA certificates, previously filed with this Registration Statement No. 333-05593 on Form N-4 on April 25, 2000.

                (b)(b) Form of Endorsement applicable to Roth IRA Contracts Form No. IM-ROTHBCO-1 previously filed with this Registration Statement File No. 333-05593 on
                          April 25, 2001.

                (c)(c) Revised Form of Endorsement applicable to IRA Certificates, Form No. 2000ENIRAI-IM previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

                (d)(d) Form of Endorsement applicable to Non-Qualified Certificates, Form No. 99ENNQ-G previously filed with this Registration Statement File No. 33-05593 on April 25, 2001.

                (e)(e) Form of Optional Death Benefit Rider, Form No. 2000 PPDB previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

                (f)(f) Revised Form of Data Pages for Equitable Accumulator (Rollover IRA, Roth Conversion, NQ, QP-Defined Contribution, QP-Defined Benefit, TSA) previously filed with this Registration Statement File
                          No. 333-05593 on April 25, 2001.

                (g)(g) Form of Amendment to Certificate Form No. 941CB, Form No. 2000 BENE-G previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

                (h)(h) Form of Endorsement (No. 2001 ENJONQ) applicable to Non-Qualified Certificates previously filed with this Registration Statement File No. 333-05593 on
                          April 25, 2001.

                (i)(i) Form of Data Pages for Accumulator, Form No. 94ICA/B, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

                (j)(j) Form of Data Pages, Form No. 94ICA/B, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

                (k)(k) Form of Endorsement applicable to Fixed Maturity Options, Form No. 2002FMO, previously filed with this Registration Statement File No. 333-05593 on
                          December 20, 2001.

                (l)(l) Form of Optional Death Benefit Rider, Form No. 2002PPDB, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

                (m)(m) Form of Guaranteed Minimum Income Benefit Rider, Form No. 2002GMIB, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

                (n)(n) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% or AR, previously filed with this Registration Statement File No. 333-05593 on

                          December 20, 2001.

                (o)(o) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

                (p)(p) Form of Guaranteed Death Benefit Rider, Form No. 2002GMDB-AR, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

                (q)(q) Form of Data Page for Accumulator, Form No. 2002DPCore previously filed with this Registration Statement, (File No. 333-05593) on March 8, 2002.

                (r)(r) Form of Data Pages, Form No. 2002DP incorporated herein by reference to Exhibit 4(j)(j) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (s)(s) Form of Endorsement for Accumulator Form No. 2002EGTRRA incorporated herein by reference to
                          Exhibit 4(k)(k) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (t)(t) Form of Endorsement applicable to guaranteed interest special dollar cost averaging Form No. 2002SDCA previously filed with this Registration Statement, (File No. 333-05593) on March 8, 2002.

                (u)(u) Form of Endorsement applicable to fixed maturity options, Form No. 2002FMO incorporated herein by reference to Exhibit 4(m)(m) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (v)(v) Form of Protection Plus Optional Death Benefit Rider, Form. No. 2002PPDB incorporated herein by reference to Exhibit 4(n)(n) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (w)(w) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% or AR incorporated herein by reference to Exhibit 4(o)(o) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (x)(x) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup, incorporated herein by reference to Exhibit 4(p)(p) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (y)(y) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-AR, incorporated herein by reference to
                          Exhibit 4(q)(q) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (z)(z) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup, incorporated herein by reference to Exhibit 4(r)(r) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (a)(b) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMIB, incorporated herein by reference to
                          Exhibit 4(s)(s) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (a)(c) Form of Endorsement (No. 2002 NQBCO) applicable to non-qualified contract/certificates with beneficiary continuation option. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

                (a)(d) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), annual ratchet to age 85. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

                (a)(e) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), [6%] Rollup to age 85. Filed with this Registration File No. 333-05593 on
                          April 24, 2003.

                (a)(f) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% or AR) greater of [6%] Rollup to Age [85] GMDB or Annual Ratchet to age [85] GMDB. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

                (a)(g) Form of Guaranteed Minimum Income Benefit Rider (also known as the Living Benefit) (No. 2002 GMIB). Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

                (a)(h) Form of Protection Plus Optional Death Benefit Rider (No. 2002 PPDB). Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

                (a)(i) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-RUorAR) Greater of [5%] Rollup to age [85] GMDB or Annual Ratchet to Age [85] GMDB. Filed with this Registration Statement File
                          No. 333-05593 on May 8, 2003.

                (a)(j) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-AR) Annual Ratchet to Age [85]. Filed with this Registration Statement File
                          No. 333-05593 on May 8, 2003.

                (a)(k) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB) (also known as the Living Benefit). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

                (a)(l) Form of Protection Plus Optional Death Benefit Rider (No. 2003PPDB). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

                (a)(m) Form of Enhanced Guaranteed Principal Benefit ("Enhanced GPB") Rider (No. 2003 GPB). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

                (a)(n) Form of Spousal Protection Rider applicable to [Non-Qualified] [Certificate/Contract]s (No. 2003 SPPRO). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

                (a)(o) Form of Data Pages (No. 2003 DPTOBCO). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

                (a)(p) Form of Data Pages (No. 2003DP). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

                (a)(q) Form of Data Pages (No. 2003 DPCORE). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

                (a)(r) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-A). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

                (a)(s) Form of Guaranteed Withdrawal Benefit ("GWB") Rider (No. 2004 GWB-B). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

                (a)(t)    Form of Data Pages (2004DPGWB). Filed with this

                          Registration Statement File No. 333-05593 on May 3, 2004.

                (a)(u) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

                (a)(v) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

                (a)(w) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A1 (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

                (a)(x) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B1 (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

                (a)(y) Form of Change of Ownership Endorsement (2004COO). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

                (a)(z) Form of Endorsement Applicable to TSA Contracts (2004TSA). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

                (a)(a)(a) Form of Guaranteed Minimum Income Benefit ("GMIB")
                          Rider (No. 2003 GMIB revised 11/05 NLG) (also known as the Living Benefit). Filed with this Registration Statement File No. 333-05593 on October 14, 2005.

                (b)(b)(b) Form of Guaranteed Minimum Income Benefit ("GMIB")
                          Rider (No. 2003 GMIB revised 11/05 OPR) (also known as the Living Benefit). Filed with this Registration Statement File No. 333-05593 on October 14, 2005.

                (c)(c)(c) Form of Guaranteed Minimum Death Benefit ("GMDB")
                          Rider (No. 2003 GMDB revised 11/05 OPR) (Greater of 6% Roll up to Age 85 GMDB or Annual Ratchet to Age 85
                          GMDB). Filed with this Registration Statement File No. 333-05593 on October 14, 2005.

                (d)(d)(d) Form of flexible premium deferred fixed and variable annuity contract No. 2006BASE-I-B. Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

                (e)(e)(e) Form of flexible premium deferred fixed and variable annuity contract (No. 2006BASE-I-A). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

                (f)(f)(f) Form of Data Page (No. 2006GWB DP). Filed with the
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (g)(g)(g) Form of Data Page (No. 2006DP). Filed with the
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (h)(h)(h) Form of Data Page (No. 2006DPTOBCO). Filed with the
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (i)(i)(i) Form of Endorsement (No. 2006TSA-GWB). Filed with the
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (j)(j)(j) Form of Endorsement (No. 2006CRT). Filed with the
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (k)(k)(k) Form of Endorsement (No. 2006FMO). Filed with the
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (l)(l)(l) Form of Endorsement (No. 2006IRA-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (m)(m)(m) Form of Endorsement (No. 2006IRA-GWB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (n)(n)(n) Form of Endorsement (No. 2006NQ-ACC). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (o)(o)(o) Form of Endorsement (No. 2006NQ-GWB). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (p)(p)(p) Form of Endorsement (No. 2006QP-ACC). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (q)(q)(q) Form of Endorsement (No. 2006QP-GWB). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (r)(r)(r) Form of Endorsement (No. 2006ROTH-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (s)(s)(s) Form of Endorsement (No. 2006ROTH-GWB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (t)(t)(t) Form of Endorsement (No. 2006TSA-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (u)(u)(u) Form of Endorsement (No. 2006INHIRA-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (v)(v)(v) Form of Endorsement (No. 2006INHROTH-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (w)(w)(w) Form of Rider (No. 2006GWB). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (x)(x)(x) Form of Rider (No. 2006EEB). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (y)(y)(y) Form of Rider (No. 2006GMAB). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (z)(z)(z) Form of Rider (No. 2006GMDB-AR). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (a)(a)(b) Form of Rider (No. 2006GMDB-GR). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (a)(a)(c) Form of Rider (No. 2006GMDBOPR). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (a)(a)(d) Form of Rider (No. 2006GMIB). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (a)(a)(e) Form of Rider (No. 2006GMIBOPR). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (a)(a)(f) Form of Data Page (No. 2006DPCore). Filed with this
                          Registration Statement File No. 333-05593 on June 14, 2006.

                (a)(a)(g) Form of Data Page for Individual Fixed and Variable
                          Annuity (2007DP). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(h) Form of Data Page for Individual Fixed and Variable
                          Annuity (2007GWBL DP). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(i) Form of Data Page for Individual Fixed and Variable
                          Annuity (2007DPTOBCO). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(j) Form of Contract for Individual Fixed and Variable
                          Annuity (2007DPCore). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(k) Form of Contract for Individual Fixed and Variable
                          Annuity (2007DPSelect). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(l) Form of Contract for Individual Fixed and Variable
                          Annuity (2007DPPlus). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(m) Form of Contract for Individual Fixed and Variable
                          Annuity (2007DPElite). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(n) Form of Rider for Individual Fixed and Variable
                          Annuity (2007GMIB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(o) Form of Rider for Individual Fixed and Variable
                          Annuity (2007GMIBOPR). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(p) Form of Rider for Individual Fixed and Variable
                          Annuity (2007GMIBOPR-R). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(q) Form of Rider for Individual Fixed and Variable
                          Annuity (2007GMDB-GR-6). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(r) Form of Rider for Individual Fixed and Variable
                          Annuity (2007GMDB-GR-3). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(s) Form of Rider for Individual Fixed and Variable
                          Annuity (2007GMDBOPR). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(t) Form of Rider for Individual Fixed and Variable
                          Annuity (2007GMDB-AR). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(u) Form of Rider for Individual Fixed and Variable
                          Annuity (2006GWB - rev 5-07 NQ). Filed with this Registration Statement File No. 333-05593 on

                          January 30, 2007.

                (a)(a)(v) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2007DB-ACC). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(w) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2007DB-GWB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(x) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2007NQ-ACC). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(y) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2007NQ-GWB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(a)(z) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2006IRA-ACC-rev 5-07). Filed with this Registration Statement File No. 333-05593 on
                          January 30, 2007.

                (a)(b)(a) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2006IRA-GWB - rev 5-07). Filed with this Registration Statement File No. 333-05593 on
                          January 30, 2007.

                (a)(b)(b) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2006ROTH-ACC - rev 5-07). Filed with this Registration Statement File No. 333-05593 on
                          January 30, 2007.

                (a)(b)(c) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2006ROTH-GWB - rev 5-07). Filed with this Registration Statement File No. 333-05593 on
                          January 30, 2007.

                (a)(b)(d) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2007MMDCA). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(b)(e) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2007COO). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(b)(f) Form of Endorsement for Individual Fixed and Variable
                          Annuity (2007PREDB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (a)(b)(g) Form of Guaranteed Withdrawal Benefit (("GWB")
                          (rev0208)). Filed with this Registration Statement File No. 333-05593 on October 15, 2007.

                (a)(b)(h) Form of Data Page Rider for Individual Fixed and
                          Variable Annuity (2007GWBL DP (rev 0208)) previously filed with this Registration Statement File
                          No. 333-05593 on April 23, 2008.

                (a)(b)(i) Form of Guaranteed Withdrawal Benefit for Life
                          ("GWBL") Rider (No. 2008GWBL), incorporated herein by reference to Exhibit 4 (a) (b) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(j) Form of Memorandum of Variable Material for Rider
                          Form Nos. 2008GWBL and 2008GMIB and Endorsement 2008ADOPT, incorporated herein by reference to
                          Exhibit 4 (a) (b) (s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(k) Form of Data Pages (No. 2008DP), incorporated herein by reference to Exhibit 4 (a) (b) (t) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(l) Form of Endorsement Applicable to the Right to Add an
                          Optional Guaranteed Withdrawal Benefit for Life ("GWBL") or Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2008ADOPT), incorporated herein by reference to Exhibit 4(a) (b) (u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(m) Form of Guaranteed Minimum Death Benefit Rider w/
                          Optional Reset (GMBD) (No. 2008GMDBOPR), incorporated herein by reference to Exhibit 4 (a) (b) (v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(n) Form of Guaranteed Minimum Death Benefit Rider (GMDB)
                          (No. 2008 GMDBSA), incorporated herein by reference to Exhibit 4(a) (b) (w) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(o) Form of Guaranteed Minimum Income Benefit ("GMIB")
                          Rider with Optional Reset of [6% / 6.5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed Withdrawal Benefit for Life Conversion Benefit (No. 2008GMIB), incorporated herein by reference to Exhibit 4
                          (a) (b) (x) to the Registration Statement (File
                          No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(p) Form of Endorsement Applicable to Credits Applied to
                          Annuity Account Value (No. 2008TRBNS), incorporated herein by reference to Exhibit 4 (a) (b) (y) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(q) Form of Endorsement Applicable to the Deferment
                          Provision (No. 2008DEFER), incorporated herein by reference to Exhibit 4(a) (b) (z) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(r) Form of Endorsement Applicable to IRA Contracts (No.
                          2008IRA-ACC), incorporated herein by reference to
                          Exhibit 4(a) (c) (a) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(s) Form of Endorsement Applicable to Custodial Contracts
                          (No. 2008IRA-CSTDL-NS), incorporated herein by reference to Exhibit 4 (a) (c) (b) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(t) Form of Endorsement Applicable to IRA Contracts (No.
                          2008IRA-GWB), incorporated herein by reference to
                          Exhibit 4(a) (c) (c) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(u) Form of Endorsement Applicable to ROTH-IRA Contracts
                          (No. 2008ROTH-ACC), incorporated herein by reference to Exhibit 4(a) (c) (d) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(v) Form of Endorsement Applicable to ROTH-IRA Contracts
                          (No. 2008ROTH-GWB), incorporated herein by reference to Exhibit 4(a) (c) (e) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(w) Form of Endorsement Applicable to SEP-IRA Contracts
                          (No. 2008SEPIRA-ACC), incorporated herein by reference to Exhibit 4(a) (c) (f) to the

                          Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(x) Form of Endorsement Applicable to SEP-IRA Contracts
                          (No. 2008SEPIRA-GWB), incorporated herein by reference to Exhibit 4 (a) (c) (g) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(y) Form of Endorsement Applicable to Simple IRA
                          Contracts (No. 2008SIMIRA-ACC), incorporated herein by reference to Exhibit 4 (a) (c) (h) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(b)(z) Form of Endorsement Applicable to Simple IRA
                          Contracts (No. 2008SIMIRA-GWB), incorporated herein by reference to Exhibit 4 (a) (c) (i) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(a) Form of Non-Spousal Beneficiary Continuation Option
                          (BCO) Tax-Qualified Retirement Plan Funds Direct Rollover to Traditional IRA Endorsement (No. 2008TQNSBCO), incorporated herein by reference to
                          Exhibit 4 (a) (c) (j) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(b) Form for use with Certificate Form
                          No. 2006BASEA/2006BASEB or Contract Form No.
                          2006BASE-I-A/2006BASE-I-B (Depending on Jurisdiction) Marketed as AXA Equitable's "Accumulator Series 08" ("Accumulator", "Accumulator Select", "Accumulator Plus" and "Accumulator Elite", incorporated herein by reference to Exhibit 4 (a) (c) (k) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

                (a)(c)(c) Form of Data Pages (No. 2008DPBCO - INH/NSDR),
                          previously filed with this Registration Statement File No. 333-05593 on August 22, 2008.

                (a)(c)(d) Form of Data Pages (No. 2008DPCore), previously filed with this Registration Statement File No. 333-05593 on August 22, 2008.

                (a)(c)(e) Form of Endorsement Applicable to the Right to Add an
                          Optional Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2009ADOPT), incorporated herein by reference to Exhibit 4 (a) (c) (o) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(f) Form of Endorsement Applicable to Investment Options
                          (Form No. 2009GOA), incorporated herein by reference to Exhibit 4 (a) (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(g) Form of Endorsement Applicable to GWBL Maturity Date
                          Annuity Benefit (Form No. 2009GWBLMD), incorporated herein by reference to Exhibit 4 (a) (c) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(h) Form of Endorsement Applicable to Section 6.02,
                          "Payment Upon Death" (Form No. 2009DBENDO), incorporated herein by reference to Exhibit 4
                          (a) (c) (s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(i) Form of Guaranteed Minimum Death Benefit ("GMDB")
                          Rider Annual Ratchet to Age [85] (Form No.
                          2009GMDBAR), incorporated herein by reference to
                          Exhibit 4 (a) (c) (t) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(j) Form of Guaranteed Minimum Death Benefit Rider (Form
                          No. 2009GMDBOPR), incorporated herein by reference to
                          Exhibit 4 (a) (c) (u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(k) Form of Guaranteed Minimum Income Benefit ("GMIB")
                          Rider with Optional Reset of [5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed Withdrawal Benefit for Life Conversion Benefit (Form No. 2009GMIB), incorporated herein by reference to Exhibit 4
                          (a) (c) (v) to the Registration Statement (File
                          No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(l) Form of Endorsement Applicable to Guaranteed Interest
                          Special Dollar Cost Averaging (Form No. 2009SDCA), previously filed with this Registration Statement
                          No. 333-05593 on May 14, 2009.

                (a)(c)(m) Form of Data Pages, (Form No. 2009DPCore), previously filed with this Registration Statement No. 333-05593 on May 14, 2009.

                (a)(c)(n) Form of Data Pages (Form No. 2009DPWVR), incorporated herein by reference to Exhibit 4 (a) (c) (x) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

                (a)(c)(o) Form of Data Pages (Form No. 2009DP), incorporated herein by reference to Exhibit 4 (a) (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

         5.     (a)       Forms of application used with the IRA, NQ and Fixed
                          Annuity Markets, incorporated herein by reference to
                          Exhibit 5(a) to the Registration Statement on Form
                          N-4 (File No. 33-83750), filed February 27, 1998.

                (b) Forms of Enrollment Form/Application for Rollover IRA, Choice Income Plan and Accumulator, incorporated herein by reference to Exhibit 5(b)(i) to the Registration Statement on Form N-4 (File
                          No. 33-83750), filed April 23, 1996.

                (c) Form of Enrollment Form/Application for Equitable Accumulator, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

                (d) Form of Enrollment Form/Application for Equitable Accumulator, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

                (e) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ AND QP), previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

                (f) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on May 22, 1998.

                (g) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on November 30, 1998.

                (h) Form of Enrollment Form/Application (as revised) for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

                (i) Form of Enrollment Form/Application for Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement File
                          No. 333-05593 on April 30, 1999.

                (j)       Form of application for Accumulator, Form
                          No. 2002App01, incorporated herein by reference to
                          Exhibit 5(h) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (k)       Form of application for Accumulator, Form
                          No. 2002App02, incorporated herein by reference to
                          Exhibit 5(i) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

                (l)       Form of application for Accumulator(R), Form
                          No. 2004App02, filed with this Registration Statement File No. 333-05593 on April 20, 2006.

                (m) Form of Application (No. 2006 App 02). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (n) Form of Application (No. 2006 App 01). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

                (o) Form of Application for Accumulator (2007APP 01). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (p) Form of Application for Accumulator (2007APP 02). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

                (q)       Form of Application for Accumulator (R), Form
                          No. 2008 App 01 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on August 22, 2008.

                (r)       Form of Application for Accumulator (R), Form
                          No. 2008 App 02 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on August 22, 2008.

                (s) Form of Application for Accumulator(R), Form No. 2009 App 01 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on May 14, 2009.

                (t) Form of Application for Accumulator(R), Form No. 2009 App 02 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on May 14, 2009.

         6.     (a)       Restated Charter of AXA Equitable, as amended August
                          31, 2010, filed herewith.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

         7.     N/A

         8.     (a)       Amended and Restated Participation Agreement among EQ
                          Advisors Trust, AXA Equitable Life Insurance Company
                          ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form
                          N-1A (File No. 333-17217 and 811-07953), filed on
                          February 7, 2003.

                (a)(i) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

                (a)(ii) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ
                          Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iii)  Amendment No. 3, dated October 1, 2004, to the
                          Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

                (a)(vi) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ
                          Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

                (a)(vii) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

                (a)(viii) Amendment No. 8, dated January 1, 2008, to the
                          Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

                (a)(xii) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

                (a)(xiii) Amendment No. 13, dated August 16, 2010, to the
                          Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xiv) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv) Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b)(ii) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

                (b)(iii) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

         9. Opinion and Consent of Dodie Kent, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         10.    (a)       Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)       Powers of Attorney, filed herewith.

         11.    Not applicable.

         12.    Not applicable.

         13.    Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
----------------                --------------------------

DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                  Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                   Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Richard C. Vaughan                  Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR
----------------

*Mark Pearson                       Director, Chairman of the Board and
                                    Chief Executive Officer

*Andrew J. McMahon                  Director and President

OTHER OFFICERS
--------------

*Andrea M. Nitzan                   Executive Vice President
                                    (acting Principal Accounting Officer)

*Bertrand Poupart-Lafarge           Executive Vice President,
                                    Chief Investment Officer,
                                    Treasurer and interim Chief Financial
                                    Officer

*Michael B. Healy                   Executive Vice President
                                    and Chief Information Officer

*Salvatore Piazzolla                Senior Executive Vice President

*Mary Fernald                       Senior Vice President and Chief
                                    Underwriting Officer

*David Kam                          Senior Vice President and Actuary

*Kevin E. Murray                    Executive Vice President

*Anne M. Katcher                    Senior Vice President and Senior Actuary

*Anthony F. Recine                  Senior Vice President, Chief Compliance
                                    Officer and Deputy General Counsel

*Karen Field Hazin                  Vice President, Secretary and Associate
                                    General Counsel

*Dave S. Hattem                     Senior Vice President and General Counsel

*Michel Perrin                      Senior Vice President and Actuary

*Naomi J. Weinstein                 Vice President

*Charles A. Marino                  Executive Vice President and Chief
                                    Actuary

*Nicholas B. Lane                   Senior Executive Vice President and
                                    President, Retirement Savings

*David W. O'Leary                   Executive Vice President

*Robert O. Wright, Jr.              Executive Vice President

*Amy J. Radin                       Senior Executive Vice President and
                                    Chief Marketing Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

                 Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

                 AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

                 Set forth below are the subsidiary charts for the Holding Company and AXA:

                 (a) The AXA Group Organizational Charts June 1st 2011 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-178750) on Form N-4 filed December 23, 2011.

                 (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2011, filed herewith.

Item 27. Number of Contractowners

         As of March 31, 2012, there were 125,389 Qualified Contract owners and 84,360 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.

Item 28. Indemnification

         (a)    Indemnification of Directors and Officers

         The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

                     (b) To the extent permitted by the law of the State of New York, the Company, or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss.1216)

                 The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                 To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

         (c)    Undertaking

                 Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I, MONY Variable Account S, and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
----------------                   -------------------------------------------

*Andrew J. McMahon                 Director, Chairman of the Board and Chief
                                   Financial Protection & Wealth Management
                                   Officer

*Christine Nigro                   President and Director

*Manish Agarwal                    Director

*Nicholas B. Lane                  Director and Chief Retirement Services
                                   Officer

*Robert O. Wright, Jr.             Director, Vice Chairman of the Board and
                                   Chief Sales Officer

*Frank Massa                       Chief Operating Officer

*Philip Pescatore                  Chief Risk Officer

*William Degnan                    Senior Vice President

*David M. Kahal                    Senior Vice President

*George Papazicos                  Senior Vice President

*Vincent Parascandola              Senior Vice President

*Robert P. Walsh                   Vice President and Chief Anti-Money
                                   Laundering Officer

*Patricia Roy                      Chief Compliance Officer

*Maurya Keating                    Vice President and Chief Broker Dealer

*Francesca Divone                  Secretary

*Susan Vesey                       Assistant Secretary

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
------------------                 --------------------------------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief Retirement
                                   Savings Officer

*Andrew J. McMahon                 Director and Chief Financial Protection
                                   & Wealth Management Officer

*Michael P. McCarthy               Director, Senior Vice President and
                                   National Sales Manager

*David W. O'Leary                  Executive Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Windy Lawrence                    Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Mark D. Scalercio                 Senior Vice President

*Michael Schumacher                Senior Vice President

*John C. Taroni                    Vice President and Treasurer

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Robert P. Walsh                   Vice President and Chief AML Officer

*Francesca Divone                  Secretary

*Susan Vesey                       Assistant Secretary

(c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30. Location of Accounts and Records

                 The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
                (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                 AXA Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Certificates.

                 The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2012.

                                       SEPARATE ACCOUNT NO. 49 OF
                                       AXA EQUITABLE LIFE INSURANCE COMPANY
                                                  (Registrant)

                                       By:  AXA Equitable Life Insurance Company
                                                  (Depositor)

                                       By:  /s/ Dodie Kent
                                            -----------------------------------
                                            Dodie Kent
                                            Vice President and Associate
                                            General Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 24th day of April, 2012.

                                        AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                        By:  /s/ Dodie Kent
                                             ----------------------------------
                                             Dodie Kent
                                             Vice President and Associate
                                             General Counsel

       As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                            Chairman of the Board, Chief
                                         Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Bertrand Poupart-Lafarge                Executive Vice President, Chief
                                         Investment Officer, Treasurer and
                                         interim Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan                        Executive Vice President (acting
                                         Principal Accounting Officer)

*DIRECTORS:

Mark Pearson              Danny L. Hale        Ramon de Oliveira
Henri de Castries         Anthony J. Hamilton  Lorie A. Slutsky
Denis Duverne             Peter S. Kraus       Ezra Suleiman
Charlynn Goins            Andrew J. McMahon    Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 24, 2012

                                 EXHIBIT INDEX

EXHIBIT NO.                                                    TAG VALUE
-----------                                                    ---------

3(a)(ii)    Second Amendment to Distribution Agreement         EX-99.3aii

3(d)(i)     First Amendment to General Agent Sales Agreement   EX-99.3di

3(d)(ii)    Second Amendment to General Agent Sales Agreement  EX-99.3dii

3(d)(v)     Fifth Amendment to General Agent Sales Agreement   EX-99.3dv

3(d)(vi)    Sixth Amendment to General Agent Sales Agreement   EX-99.3dvi

3(d)(ix)    Ninth Amendment to General Agent Sales Agreement   EX-99.3dix

6 (a)       Restated Charter of AXA EQUITABLE                  EX-99.6a

9           Opinion and Consent of Counsel                     EX-99.9

10          Consent of PricewaterhouseCoopers LLP              EX-99.10

10(a)       Powers of Attorney                                 EX-99.10a

26(b)       Subsidiary Organization Chart                      EX-99.26b